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ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
Index

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DEERFIELD CAPITAL CORP.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock of Deerfield Capital Corp., par value $0.001 per share ("Common Stock")
	(2)	Aggregate number of securities to which transaction applies: 9,090,909 shares of Common Stock (issuable pursuant to the proposed merger described in this proxy statement)
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
$6.15 (representing the average of the high and low prices for the Common Stock on February 11, 2011)
(4)	Proposed maximum aggregate value of transaction:
$81,309,090.35 (solely for the purpose of calculating the filing fee, the value of the transaction was determined as the sum of (i) $55,909,090.35, which is the value of 9,090,909 shares of Common Stock at $6.15 per share, plus (ii) $2,500,000.00 in cash paid at the consummation of the merger described in this proxy statement, plus (iii) $2,500,000.00 in estimated CIFC Parent Holdings LLC and Commercial Industrial Finance Corp. transaction expense payment or reimbursement, plus (iv) $5,000,000.00 in cash to be paid in two equal installments of $2,500,000.00 on the first and second anniversaries of the consummation of the merger described in this proxy statement, plus (v) $15,400,000.00 which is the estimated value of future cash payments pursuant to an incentive fee sharing mechanism agreed to by the parties to the merger described in this proxy statement)
	(5)	Total fee paid: $9,439.99 (determined by multiplying $81,309,090.35 by .0001161)
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

          6250 North River Road, 12th Floor
          Rosemont, Illinois 60018
          (773) 380-1600

[                        ], 2011

Dear Stockholder:

        On behalf of the Board of Directors (the "Board") of Deerfield Capital Corp. (the "Company"), I cordially invite you to attend the Special Meeting of Stockholders (the "Meeting") of the Company, which will be held on [                                    ], 2011, at [                        ], at the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, New York. The matters to be considered by the Company's stockholders at the Meeting are described in detail in the accompanying materials. Among the matters that you will be considering are: (1) approval of (a) the Agreement and Plan of Merger, dated as of December 21, 2010, as it may be amended from time to time, by and among the Company, Commercial Industrial Finance Corp., CIFC Parent Holdings LLC, Bulls I Acquisition Corporation and Bulls II Acquisition LLC and the transactions contemplated therein, including the proposed acquisition of Commercial Industrial Financial Corp. through a merger with a subsidiary of the Company for cash payments beginning on the closing date of the merger and 9,090,909 shares of newly-issued common stock, par value $0.001 per share, of the Company to CIFC Parent Holdings LLC on the closing date of the merger and (b) the Amended and Restated Stockholders Agreement required in connection with the acquisition, (2) approval of certain amendments to the Company's existing charter to eliminate the classified structure of the Board, (3) approval to reincorporate the Company in Delaware and (4) approval to adjourn or postpone the Meeting. This proxy is solicited on behalf of the Board.

        Stockholders of record at the close of business on [                                    ], 2011 are entitled to receive notice of and vote at the Meeting and any adjournment or postponement thereof.

        After consideration, including consideration of the unanimous recommendation of a special committee of the Board comprised solely of disinterested directors, the Board unanimously recommends that you vote "FOR" each of the proposals set forth in these materials.

        It is very important that you be represented at the Meeting regardless of the number of shares you own. Even if you plan to attend the Meeting, I urge you to submit your vote promptly. You may vote your shares via a toll-free telephone number, over the Internet, or by marking, signing and dating your proxy card and returning it in the envelope provided, as described in further detail herein. Voting by phone, over the Internet or by proxy card will not prevent you from voting in person, but will ensure that your vote is counted if, for whatever reason, you are unable to attend.

        Your continued support and interest in the Company are sincerely appreciated.

                                                                                                                                     Sincerely,

                                                                                                                                     Peter H. Rothschild

                                                                                                                                     Interim Chairman

DEERFIELD CAPITAL CORP.
6250 North River Road, 12th Floor
Rosemont, Illinois 60018
(773) 380-1600

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on [                ], 2011

Dear Stockholder:

        You are cordially invited to attend the Special Meeting of Stockholders (the "Meeting") of Deerfield Capital Corp. (the "Company"), to be held on [                ], 2011, at [                ], at the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, New York.

        At the Meeting, you will be asked to consider and vote upon proposals to:

        1.     Approve (a) the Agreement and Plan of Merger, dated as of December 21, 2010, as it may be amended from time to time, by and among the Company, Commercial Industrial Finance Corp., a Delaware corporation ("CIFC"), CIFC Parent Holdings LLC, a Delaware limited liability company and the sole stockholder of CIFC ("CIFC Parent"), Bulls I Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company, and Bulls II Acquisition LLC, a Delaware limited liability company and direct wholly-owned subsidiary of the Company, and the transactions contemplated therein, including (i) the merger of CIFC with and into a wholly-owned subsidiary of the Company (the "Merger") and (ii) the payment by the Company of the merger consideration, consisting of a series of cash payments beginning on the closing date of the Merger (the "Closing Date") and 9,090,909 shares of newly-issued common stock, par value $0.001 per share, of the Company to CIFC Parent on the Closing Date and (b) the Amended and Restated Stockholders Agreement, to be entered into among the Company, CIFC Parent and Bounty Investments, LLC, including the transactions contemplated therein, in connection with the Merger;

        2.     Approve amendments to the Company's existing charter to eliminate the classified structure of the Board of Directors (the "Board") of the Company and prohibit the Company from creating a classified Board in the future unless approved by stockholder vote;

        3.     Approve the reincorporation of the Company in Delaware through a merger of the Company with and into its wholly owned subsidiary Deerfield Capital Corp., a Delaware corporation; and

        4.     Approve any adjournment or postponement of the Meeting, if necessary or appropriate, to a later date, to solicit additional proxies in the event that there are not sufficient votes at the time of the Meeting to approve Proposal Nos. 1, 2 or 3.

        The Company will also conduct such other business as may properly come before the Meeting or any adjournment or postponement thereof.

        These items of business are described in further detail in the proxy statement accompanying this Notice of Special Meeting of Stockholders.

        After consideration, including consideration of the unanimous recommendation of a special committee of the Board comprised solely of disinterested directors, the Board unanimously recommends that you vote "FOR" Proposal Nos. 1, 2, 3 and 4.

        Your vote is important. You should read the attached proxy statement and the information incorporated by reference into the proxy statement carefully. Whether or not you plan to attend the Meeting, you are urged to vote your shares promptly either by telephone, by Internet or by mail as described in further detail herein. You may revoke your proxy at any time before it is exercised at the Meeting by giving written notice to the Company's Corporate Secretary, by attending the Meeting and voting in person or by submitting a proxy bearing a later date.

        These proxy materials are first being mailed to stockholders of the Company on or about [                ], 2011.

        Thank you very much for your continued support.

By order of the Board:

Robert A. Contreras Senior Vice President, General Counsel & Secretary

Rosemont, Illinois
[                        ], 2011

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [                ], 2011.

In accordance with the rules issued by the Securities and Exchange Commission, the Company is providing access to its proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of the Company's proxy materials on the Internet. The Company encourages you to access and review all of the important information contained in the proxy materials before voting.

The Company's proxy statement is available at http://www.deerfieldcapital.com.

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QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

        The following are some of the questions, and answers to those questions, that you as a stockholder of Deerfield Capital Corp. (the "Company") may have regarding the matters being considered at the Special Meeting of Stockholders (the "Meeting") to which this proxy statement relates. The information in this section does not provide all of the information that may be important to you with respect to the matters being considered at the Meeting. Therefore, you should read this proxy statement carefully, as well as the full contents of the other documents to which this proxy statement refers or which it incorporates by reference. These documents contain information that may be important to you in determining how you will vote on the matters to be considered at the Meeting. See the section of this proxy statement entitled "Where You Can Find More Information" beginning on Page 164.

Q:    When is the Meeting and where will it be held?

A:
The Meeting will be held on [                        ], 2011, at [                        ], at the offices of Weil, Gotshal & Manges LLP ("Weil") located at 767 Fifth Avenue, New York, New York. The date, time and place of any adjournment or postponement of the Meeting will be established in accordance with the Company's governing documents and applicable law. Directions to the Meeting are posted on the "DFR Stockholder Info" section of the Company's website, http://www.deerfieldcapital.com, and may also be obtained by contacting the Company's Legal Department, in writing, at Deerfield Capital Corp., Attn: General Counsel, 6250 North River Road, 12th Floor, Rosemont, Illinois 60018 or by phone at (773) 380-1600. Information on the Company's website is not incorporated into this proxy statement.

Q:    Why am I receiving these proxy materials?

A:
You are receiving a proxy statement because you owned shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), on [                        ], 2011 (the "Record Date"), and that entitles you to vote on the matters being considered at the Meeting. This proxy statement is designed to assist you in voting and provides the information that the Company is required to provide to you under the rules of the Securities and Exchange Commission (the "SEC").

Q:    When is this proxy statement, proxy card and Notice being mailed?

A:
This proxy statement, proxy card and Notice are first being mailed to the Company's stockholders on or about [                        ], 2011.

Q:    What matters are being voted on at the Meeting and what vote is required for approval of such matters?

A:
You are being asked to vote on the following matters:

  Proposal No. 1—The Merger Proposal. The affirmative vote of holders of record, as of the Record Date, of a majority of the outstanding shares of Common Stock is required, under the Merger Agreement (as defined below), to approve (a) the Agreement and Plan of Merger, dated as of December 21, 2010, (as amended from time to time, the "Merger Agreement") by and among the Company, Commercial Industrial Finance Corp., a Delaware corporation ("CIFC"), CIFC Parent Holdings LLC, a Delaware limited liability company and the sole stockholder of CIFC ("CIFC Parent"), Bulls I Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company ("First MergerSub"), and Bulls II Acquisition LLC, a Delaware limited liability company and direct wholly-owned subsidiary of the Company ("Second MergerSub"), and the transactions contemplated therein, including (i) the merger of CIFC with and into a wholly-owned subsidiary of the Company (the "Merger") and (ii) the payment by the Company of the merger consideration (the "Merger Consideration"), consisting of a series of cash payments beginning on

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  the closing date of the Merger (the "Closing Date") and the issuance of 9,090,909 shares (the "Merger Shares") of newly-issued Common Stock to CIFC Parent on the Closing Date (the "Stock Issuance") and (b) the Amended and Restated Stockholders Agreement (the "Amended and Restated Stockholders Agreement"), to be entered into among the Company, CIFC Parent and Bounty Investments, LLC ("Bounty"), including the transactions contemplated therein, in connection with the Merger (collectively, the "Merger Proposal");

  Proposal No. 2—The Charter Amendments. The affirmative vote of holders of record, as of the Record Date, of a majority of the outstanding shares of Common Stock is required to approve certain amendments to the Company's existing charter (the "Charter Amendments" and, together with the Merger, the payment of the Merger Consideration (including the Stock Issuance) and entry into the Amended and Restated Stockholders Agreement, the "Transactions") in order to eliminate the classified structure of the Board of Directors (the "Board") of the Company and prohibit the Company from creating a classified Board in the future;

  Proposal No. 3—Reincorporation. The affirmative vote of holders of record, as of the Record Date, of a majority of the outstanding shares of Common Stock is required to approve the reincorporation of the Company in Delaware, which will be effected by the merger of the Company with and into its wholly owned subsidiary, Deerfield Capital Corp., a Delaware corporation (the "Reincorporation"); and

  Proposal No. 4—Adjournment or Postponement of the Special Meeting. The affirmative vote of a majority of the votes cast at the Meeting by holders of Common Stock is required to approve any adjournment or postponement of the Meeting, if necessary or appropriate, to a later date, to solicit additional proxies in the event that there are not sufficient votes at the time of the Meeting to approve Proposal Nos. 1, 2 and 3.

  The Company will also conduct such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Q:    Why is stockholder approval of the Merger Proposal and the Charter Amendments, described in Proposal Nos. 1, 2 and 3 respectively, required?

A:
Proposal No. 1—The Merger Proposal. Under NASDAQ Listing Rule 5635(a), stockholder approval by affirmative vote of a majority of the votes cast at a stockholders meeting is required prior to the issuance of a listed company's common stock when the aggregate number of shares to be issued in connection with the acquisition of stock or assets of another company exceeds 20% of the total outstanding shares of common stock of such company before the issuance. This NASDAQ requirement is the only stockholder approval required by applicable law and regulations for the Transactions, other than as contemplated in Proposal No. 2 with respect to the Charter Amendments. There are no other stockholder approvals required with respect to the Merger Proposal under the Company's charter or under the Maryland General Corporation Law (the "MGCL").

  Notwithstanding the foregoing, as required by the Merger Agreement, the Company is seeking approval of the Merger Proposal by the affirmative vote of holders of record, as of the Record Date, of a majority of the outstanding shares of Common Stock. The Company has required this higher threshold of stockholder approval as a condition to the Merger to provide its stockholders (in addition to Bounty) with a greater voice in determining whether the Merger Proposal is acceptable to them.

  Currently, Bounty holds 41.3% of the issued and outstanding Common Stock of the Company and has entered into a Voting Agreement, dated December 21, 2010, with CIFC (the "Voting Agreement"), pursuant to which, among other things, it has agreed to vote shares of Common

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  Stock it holds representing up to 39% of the issued and outstanding Common Stock in favor of the Merger Proposal. The affirmative vote of holders of record, as of the Record Date for the Meeting, of a majority of the outstanding shares of Common Stock to approve the Merger Proposal will require the vote of stockholders (in addition to Bounty) holding at least 8.8% of the issued and outstanding Common Stock, which will allow the stockholders (in addition to Bounty) greater influence in the approval of the Merger Proposal.

  Proposal No. 2—The Charter Amendments. The Company is seeking approval of the Charter Amendments because such amendments to eliminate the classified structure of the Board are a condition to the obligations of the parties under the Merger Agreement and require the affirmative vote of holders of record, as of the Record Date, of a majority of the outstanding shares of Common Stock under the MGCL and the Company's charter.

  Proposal No. 3—Reincorporation. The Company is seeking approval of the Reincorporation because the merger through which the reincorporation will be effected requires the affirmative vote of holders of record as of the Record Date, of a majority of the outstanding shares of Common Stock under the MGCL and the Company's charter.

Q:    Will the Stock Issuance described in Proposal No. 1 dilute the existing stockholders' percentage of ownership in the Company?

A.
Yes. The issuance of the Merger Shares will significantly dilute your existing holdings of the Company's Common Stock.

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Assuming the issuance of the 9,090,909 Merger Shares to CIFC Parent and no other issuances of shares as of the Closing Date, CIFC Parent and Bounty would own approximately 44.4% and 22.2%, respectively, of the Company's Common Stock issued and outstanding as of the Record Date on a pro forma basis, and your ownership will have been diluted by that amount.

•
Assuming the issuance of the Merger Shares to CIFC Parent, if in addition Bounty elects to convert the entire $25 million in aggregate principal amount of the Company's Senior Subordinated Convertible Notes due December 9, 2017 (the "Convertible Notes") on the Closing Date, the Company would expect the amount of shares of Common Stock to be issued to Bounty upon conversion (the "Conversion Shares") to be approximately 4,132,231. In such event, CIFC Parent and Bounty would own approximately 36.9% and 35.2%, respectively, of the Company's Common Stock issued and outstanding as of the Record Date on a pro forma basis, and your ownership will have been diluted by that amount.

•
Assuming the issuance of the Merger Shares to CIFC Parent, if in addition Bounty elects to convert the entire $25 million in aggregate principal amount of the Convertible Notes on the business day immediately preceding the maturity date thereof, and the Company elects to pay the maximum permitted amount of payment of interest-in-kind ("PIK Interest"), from now until such date (the Company has not elected to pay PIK Interest to date), the Company would expect the amount of Conversion Shares to be approximately 5,208,869. In such event, CIFC Parent and Bounty would own approximately 35.4% and 38.0%, respectively, of the Company's Common Stock issued and outstanding as of the Record Date on a pro forma basis, and your ownership will have been diluted by that amount.

Q:    What will happen if the Company's stockholders vote to approve the Merger Proposal and the Charter Amendments described in Proposal Nos. 1 and 2, respectively?

A:
If both of the Merger Proposal and the Charter Amendments are approved, subject to the satisfaction or waiver of the other closing conditions contained in the Merger Agreement, the

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  Company expects the Transactions to be completed on the day after the Meeting or shortly thereafter.

Q:    What will happen if the Company's stockholders do not vote to approve either the Merger Proposal or the Charter Amendments described in Proposal Nos. 1 and 2, respectively?

A:
Proposal Nos. 1 and 2 are conditioned upon one another. If either the Merger Proposal or the Charter Amendments are not approved, the Company will not be able to complete the Transactions. However, if both the Company and CIFC waive the condition under the Merger Agreement that the Charter Amendments be effected on the Closing Date, the Merger Proposal may be completed even if the Charter Amendments are not approved.

Q:    Why is the Company engaging in the Transactions?

A:
In developing its recommendation to the stockholders to vote in favor of the Merger Proposal and the Charter Amendments, the Company's Board considered many factors, including the positive and negative factors described in the section of this proxy statement entitled "Proposal No. 1—The Merger Proposal—Reasons for the Transactions" and "Proposal No. 1—The Merger Proposal—Recommendation of the Special Committee and the Board" and concluded that Proposal Nos. 1 and 2 are advisable and in the best interests of the Company and the Company's stockholders. In particular, the Board, a special committee of the Board comprised solely of disinterested directors (the "Special Committee") and the Company's management believe that the Transactions are very compelling based on a variety of factors, including, but not limited to, the expected significant increase in assets under management ("AUM") and management fee income after the Merger, expected improved combined cash flows as a consequence of expected top line revenue growth attributable to the increased number of collateralized loan obligation ("CLO") management contracts and expected cost synergies of the Company as a result of the Merger, that the Merger would enhance the Company's position in the corporate credit asset management business generally with the Company expected to become one of the largest CLO managers in the United States as measured by both AUM and number of CLOs under management, the economies of scale that the Company expects will permit the Company to reduce its expenses relative to the size of its asset base, the attraction of new management from CIFC (including a new Chief Executive Officer) and the merging of investment management professionals, processes and technology as a result of the Merger, which the Company expects will maintain and enhance the delivery of superior investment management services to existing and future clients of the Company. Additionally, the Company believes the relationship formed with CIFC Parent as a result of the Transactions will result in opportunities for the Company to grow both organically and via acquisitions that may not otherwise be available to the Company. Taken as a whole, the Company believes the Transactions will allow for enhanced growth in AUM and revenue and a stronger balance sheet and management team going forward.

Q:    How does the Board recommend I vote on the Proposals?

A:
The Board unanimously recommends a vote:

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"FOR" Proposal No. 1—Approval of the Merger Proposal;

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"FOR" Proposal No. 2—Approval of the Charter Amendments;

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"FOR" Proposal No. 3—Approval of the Reincorporation of the Company in Delaware; and

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"FOR" Proposal No. 4—Approval of the Adjournment or Postponement of the Meeting.

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Q:    Why does the Board recommend I vote "FOR" Proposal Nos. 1 and 2?

A:
In addition to the reasons described above, the Board believes that the Company's financial position, capital structure and business will be strengthened as a result of the Transactions. After consideration, including consideration of the unanimous recommendation of the Special Committee, the Board unanimously recommends that the Company's stockholders vote "FOR" Proposal Nos. 1 and 2.

Q:    Why does the Board recommend I vote "FOR" Proposal No. 3?

A:
The purpose of the Reincorporation is to change the Company's state of incorporation from Maryland to Delaware, such that the Company will be governed by the Delaware General Corporation Law (the "DGCL") rather than by the MGCL. The Board unanimously recommends that you vote in favor of Proposal No. 3 because Delaware is a nationally recognized leader in adopting, implementing and interpreting comprehensive and flexible corporate laws, and the DGCL is frequently revised and updated to accommodate changing legal and business needs of corporations and their stockholders. In addition, Delaware has established a specialized court, the Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL. Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively, and Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL. Additionally, reincorporation in Delaware may also make it easier to attract future candidates willing to serve on the Board, because many such candidates are already familiar with Delaware corporate law from their past business experience.

Q:    Is there a break-up fee under the Merger Agreement?

A:
Yes. Under certain circumstances, the Company is required to pay CIFC a termination fee of $3 million, plus any reasonable and documented out-of-pocket legal fees and expenses incurred by CIFC to enforce payment of such termination fee.

Q:    Do I have dissenter or appraisal rights if I object to the proposals?

A:
No. Under applicable Maryland law, the Company's stockholders do not have dissenter or appraisal rights in connection with the Merger Proposal, the Charter Amendments or the Reincorporation.

Q:    What other matters may arise at the Meeting?

A:
Other than Proposal Nos. 1, 2, 3 and 4 described in this proxy statement, the Company does not expect any other matters to be presented for a vote at the Meeting. If any other matter is properly brought before the Meeting, your proxy gives authority to the proxies named therein to vote on such matters in their discretion.

Q:    Who is entitled to vote at the Meeting?

A:
Only those stockholders who owned Common Stock at the close of business on the Record Date, which was [                        ], 2011, are entitled to vote at the Meeting. At the close of business on the Record Date, the Company had 11,000,812 shares of Common Stock outstanding entitled to cast a vote on the proposals presented in this proxy statement, which were held by [                        ] stockholders of record. Each outstanding share of Common Stock entitles its holder to one vote.

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Q:    How do I vote?

A:
Stockholders can vote in person at the Meeting or by proxy. There are three ways to vote by proxy:

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By Telephone—visit https://secure.amstock.com/voteproxy/login2.asp to view the Company's proxy materials and obtain the toll free number to call;

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By Internet—visit www.voteproxy.com and follow the on-screen instructions; or

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By Mail—if you received your proxy materials by mail, you can vote by mail by marking, signing, dating and returning the proxy card in the envelope provided.

  Telephone and Internet voting for stockholders of record will close at 11:59 p.m. EDT on [                        ], 2011.

  If you properly complete, sign and return a proxy card, your shares will be voted as you specify. However, if you sign and return a proxy card but do not specify a vote with respect to the proposal, your shares will be voted as the Board recommends with respect to the proposal and in the proxy's discretion with respect to any other matter that may be properly considered at the Meeting.

  If your shares are held in "street name" by a bank, broker or other nominee or intermediary (collectively, "brokers"), you will receive voting instructions or a voting information form from your broker, who is the holder of record. You must follow the instruction of the broker in order for your shares to be voted.

  If you plan to attend the Meeting, you must present identification containing a photograph, such as a driver's license or passport. If you are a stockholder of record, your name will be verified against the list of stockholders of record on the Record Date prior to your being admitted to the Meeting. If you are not a stockholder of record, but hold shares in "street name" (that is, through a broker or other nominee or intermediary), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided to you by your broker or other similar evidence of ownership. If you do not provide photo identification or comply with the procedures outlined above, you will not be admitted to the Meeting.

Q:    How can I revoke my vote?

A:
You may revoke your vote at any time before it is exercised at the Meeting by:

•
Delivering written notice of such revocation to the Company's Corporate Secretary prior to the Meeting at the address listed below;

•
Submitting a telephone vote, an Internet vote or a properly executed proxy card bearing a later date that the Company receives before the polls close at the Meeting; or

•
Attending the Meeting and voting in person.

  If you hold your shares in "street name," you may revoke a previous vote only by following the procedures established by the broker.

  You may provide written notice to the Company's Corporate Secretary at Deerfield Capital Corp., Attention: Corporate Secretary, 6250 North River Road, 12th Floor, Rosemont, Illinois 60018.

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Q:    What is a "quorum"?

A:
A "quorum" is a majority of the outstanding shares of Common Stock, which may be present in person at the Meeting or represented by proxy. The presence of a majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Your shares will be counted for purposes of determining a quorum if you attend the Meeting and vote in person or if you vote by telephone, by internet or by submitting a properly executed proxy card by mail. Abstentions and withheld votes will be counted for determining whether a quorum is present for the Meeting. The presence at the Meeting, in person or by proxy, of the holders of at least 5,500,407 shares of the Company's Common Stock will be required to establish a quorum.

Q:    If my shares of Common Stock are held in "street name" by my broker, will my broker automatically vote my shares for me?

A:
Other than with respect to certain routine matters, brokers holding shares of the Company's Common Stock for beneficial owners must vote those shares according to the specific instructions they receive from the beneficial owners, unless the brokers have been given discretionary voting power by the beneficial owners. In certain circumstances, brokers holding shares for a beneficial owner may not have discretionary voting power and may not have received voting instructions from the beneficial owner of the shares. In such cases, a broker may not vote on a proposal, which is known as a "broker non-vote."

  None of the proposals at the Meeting are "routine" matters. Accordingly, if you do not provide voting instructions to your broker with respect to each of the proposals, your broker may not exercise discretion and is prohibited from giving a proxy to vote your shares with respect to such proposals. Because the proposals require the vote of a majority of the outstanding shares, a broker non-vote will have the same effect as a vote against the proposal.

  You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you give instructions on how to vote to your broker, you may later revoke the instructions by taking the steps described in the information that you receive from your broker.

Q:    Who counts the votes?

A:
American Stock Transfer & Trust Company ("AST") will receive and tabulate the proxies. AST will act as the independent inspector of votes and will certify the results.

Q:    Who will solicit and pay the cost of soliciting proxies?

A:
The Company will pay the cost of soliciting proxies, including the expenses related to the printing and mailing of this proxy statement. In addition to solicitation by mail, proxies may be solicited personally, or by telephone or other electronic means, by the Company's directors, officers or other employees without additional compensation for such services. The Company will also pay approximately $12,000 (plus reimbursement of out-of-pocket expenses) to Georgeson, Inc. ("Georgeson") to assist with the solicitation of proxies. Georgeson may solicit proxies by telephone or other electronic means or in person. The Company will also request that banking institutions, brokerage firms, custodians, trustees, nominees, fiduciaries and other like parties forward the solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will, upon request of such record holders, reimburse forwarding charges and out-of-pocket expenses. In addition, the Company will indemnify Georgeson against any losses arising out of the firm's proxy soliciting services on the Company's behalf.

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Q:    Will representatives of Deloitte be present at the Meeting and available to answer questions?

A:
As the Meeting is not an annual meeting of the stockholders, representatives of Deloitte & Touche LLP ("Deloitte") will not be present at the Meeting.

Q:    Where can I obtain access to these proxy materials?

A:
A copy of this proxy statement, proxy card and Notice will be mailed to each stockholder of the Company entitled to vote at the Meeting. In addition, this proxy statement is available at http://www.deerfieldcapital.com. The Notice contains instructions on how to access this proxy statement and the Company's other proxy materials online and how to vote your shares.

Q:    Who can help answer my questions, and where can I get additional information about matters described in this proxy statement and about the Company?

A:
If you have questions about the matters described in this proxy statement, or how to submit your proxy, or if you need additional copies of the proxy statement or the enclosed proxy card or voting instructions, you should contact Georgeson, the Company's proxy solicitor, at 1-866-482-5136. If you would like additional information about the Company, please refer to the Company's annual, quarterly and current reports, proxy statements and other information on file with the SEC.

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SUMMARY TERM SHEET

        This summary highlights selected information from this proxy statement, the annexes attached hereto and the documents referred to or incorporated by reference herein, and may not contain all of the information that is important to you. Below is a summary of the terms of the Merger and other related transactions. To better understand the proposals the Company is asking you to consider, you should read this entire proxy statement carefully, as well as those additional documents to which the Company refers. Each item in this summary includes a page reference directing you to a more complete description of that topic. The information incorporated by reference is attached to this proxy statement as further described in the section of this proxy statement entitled "Incorporation by Reference and Attachments." Unless otherwise noted or the context otherwise requires, the Company refers to Deerfield Capital Corp. as the "Company," "Deerfield," or "DFR."

 The Companies

Deerfield Capital Corp. (Page 110)

        The Company is a Maryland corporation that was formed in 2004 and has three business segments: Investment Management, Principal Investing and Consolidated Investment Products. The Company's Investment Management segment manages approximately $9.3 billion of client assets as of January 1, 2011, including bank loans and other corporate debt, residential mortgage-backed securities ("RMBS"), government securities and asset-backed securities ("ABS") and earns investment advisory fees for managing investment accounts, including collateralized debt obligations ("CDOs") and other investment vehicles. The Company is required to consolidate 11 of the CDOs managed by its Investment Management segment because they are variable interest entities ("VIEs") with respect to which the Company is deemed to be the primary beneficiary. These 11 CDOs (the "CIP CDOs") constitute the Company's Consolidated Investment Products segment. The Company's Principal Investing segment involves maintaining an investment portfolio comprised primarily of fixed income investments, including bank loans and other corporate debt and RMBS backed by mortgage loans and guaranteed as to principal and interest by either federally chartered entities or the U.S. government ("Agency RMBS") and totaled $535.0 million as of September 30, 2010.

Commercial Industrial Finance Corp. (Page 114)

        Commercial Industrial Finance Corp. ("CIFC") is a Delaware corporation formed in 2005, and is a wholly owned subsidiary of CIFC Parent Holdings LLC ("CIFC Parent"). CIFC is a New York-based corporate credit asset manager. As of December 31, 2010, CIFC's total assets under management ("AUM") were approximately $6.1 billion, primarily held in 14 collateralized loan obligations ("CLOs") with respect to which CIFC or its affiliates act as collateral manager and sub-adviser. CIFC originated seven CLOs totaling $3.6 billion in AUM in 2006 and 2007. In addition to these seven CLOs, in December 2010, CIFC acquired CypressTree Investment Management, LLC ("CypressTree"), an asset manager that manages and sub-advises seven CLOs and two other funds, in aggregate totaling $2.6 billion in AUM as of December 1, 2010, the date of the Agreement and Plan of Merger by and among CIFC, CypressTree and the other parties thereto (the "CypressTree Acquisition Agreement").

Summary of the Transactions

        The Company has entered into a series of agreements which provide for (i) the acquisition of all of the outstanding common stock of CIFC by way of a two-step merger, including a merger of CIFC with and into a wholly-owned subsidiary of the Company (the "Merger"), (ii) a series of cash payments beginning on the closing date of the Merger (the "Closing Date") and the issuance of 9,090,909 shares (the "Merger Shares") of newly-issued Company common stock, par value $0.001 per share (the "Common Stock"), to CIFC Parent (the "Stock Issuance" and together with the cash payments, the

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"Merger Consideration") as provided for in the Merger Agreement (as defined below), (iii) entry into the Amended and Restated Stockholders Agreement (the "Amended and Restated Stockholders Agreement") among the Company, CIFC Parent and Bounty Investments, LLC ("Bounty") and (iv) amendments to the Company's charter to eliminate the classified structure of the Board of Directors (the "Board") of the Company.

Reasons for the Transactions (Page 38)

        The Board, a special committee of the Board comprised solely of disinterested directors (the "Special Committee") and the Company's management believe that the Merger, the payment of the Merger Consideration (including the Stock Issuance), entry into the Amended and Restated Stockholders Agreement and the Charter Amendments (collectively, the "Transactions") are very compelling based on a variety of factors, including, but not limited to: (i) the expected significant increase in AUM and management fee income after the Merger; (ii) expected improved combined cash flows as a consequence of expected top line revenue growth attributable to the increased number of CLO management contracts and expected cost synergies of the Company as a result of the Merger; (iii) that the Merger would enhance the Company's position in the corporate credit asset management business generally with the Company expected to become one of the largest CLO managers in the United States as measured by both AUM and number of CLOs under management; (iv) the economies of scale that the Company expects will permit the Company to reduce its expenses relative to the size of its asset base; (v) the attraction of new management from CIFC, including a new Chief Executive Officer and (vi) the merging of investment management professionals, processes and technology as a result of the Merger, which the Company expects will maintain and enhance the delivery of superior investment management services to existing and future clients of the Company. The Company believes these actions create value for the Company's stockholders while providing a firm foundation for future growth and value enhancement.

Recommendation of the Special Committee and the Board (Page 39)

        The Special Committee considered (i) the financial presentations and fairness opinions of Natixis Securities North America, Inc. ("Natixis"), financial advisor to the Special Committee and the Company, and TM Capital Corp. ("TM Capital"), independent financial advisor to the Special Committee, validating the financial benefits of the Transactions, including the expected accretive value of the Transactions on an earnings per share basis despite the dilutive effects to current stockholders; (ii) the legal advice of Weil, Gotshal & Manges LLP ("Weil"), principal legal advisor to the Special Committee, and Hogan Lovells U.S. LLP ("Hogan"), Maryland law advisor to the Special Committee; (iii) the fact that Bounty and CIFC desired to enter into a Voting Agreement (the "Voting Agreement") to require, among other things, Bounty to vote up to 39% of the issued and outstanding Common Stock to adopt the Merger Agreement (as defined below) (including the Merger, the Stock Issuance and the Merger Consideration); (iv) the support of Bounty (the largest stockholder of the Company) for the Transactions. The Special Committee, after such consideration (a) determined that the agreements relating to the Transactions (the "Transaction Agreements"), the performance by the Company of its obligations thereunder and consummation of the Transactions are advisable and in the best interests of the Company and all of its stockholders, (b) unanimously authorized, adopted and approved each of the Transaction Agreements, the performance by the Company of its obligations thereunder and the consummation of the Transactions, (c) unanimously recommended that the Board approve and authorize each of the foregoing and (d) unanimously recommended that the Board recommend that the Company's stockholders approve the Transactions. The Board determined that the Transactions are advisable and in the best interests of the Company and its stockholders, and the Board believes that the Company's financial position, capital structure and business will be strengthened as a result of the Transactions.

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 Opinion of Natixis (Page 42)

        The Company retained Natixis to act as the financial advisor to the Special Committee and the Company in connection with the Merger and to evaluate whether the consideration to be paid by it under the Merger Agreement (as defined below) is fair, from a financial point of view, to the Company and the holders of the Company's Common Stock. Natixis delivered to the Special Committee an opinion, dated December 20, 2010, to the effect that, as of that date and based upon and subject to various assumptions and limitations described in Natixis's opinion, the consideration to be paid by the Company pursuant to the Merger Agreement (as defined below) is fair, from a financial point of view, to the Company and the holders of the Company's Common Stock.

Opinion of TM Capital (Page 50)

        The Special Committee retained TM Capital, a New York, Boston and Atlanta based investment and merchant banking firm, to act as its independent financial advisor in connection with the Merger and to evaluate whether the consideration to be paid by the Company under the Merger Agreement (as defined below) is fair, from a financial point of view, to the Company and its stockholders (other than Bounty). On December 20, 2010, TM Capital rendered its oral opinion to the Special Committee, which was subsequently confirmed in a written opinion, that, subject to the limitations, exceptions, assumptions and qualifications set forth therein, as of December 20, 2010, the consideration to be paid by the Company pursuant to the Merger was fair, from a financial point of view, to the stockholders of the Company (other than Bounty). TM Capital was not asked to, and did not, render an opinion on the fairness of the consideration to be paid to Bounty.

Effect of the Merger on Existing Stockholders (Page 59)

        The Stock Issuance will significantly dilute the Common Stock ownership of all of the Company's existing stockholders, including Bounty, with CIFC Parent and Bounty emerging as the two largest stockholders. Additionally, upon consummation of the Transactions, the size of the Board will be increased to eleven directors. Each of CIFC Parent and Bounty will have the right to designate up to three directors to the Board, subject to minimum ownership requirements. As a result, the directors elected to the Board by CIFC Parent and Bounty may exercise effective control over matters requiring majority approval of the Board, to the extent such directors designated by CIFC Parent and Bounty were to vote in the same manner (which, other than with respect to certain matters set forth in the Amended and Restated Stockholders Agreement, including the election of directors, they are not required to do).

Vote Required and Board Recommendation (Pages 69, 139 and 157)

        For the proposal to approve (a) the Merger Agreement (as defined below), including the transactions contemplated therein, including (i) the Merger and (ii) the payment by the Company of the Merger Consideration, consisting of a series of cash payments beginning on the Closing Date and the Stock Issuance, and the transactions contemplated therein, and (b) the Amended and Restated Stockholders Agreement, including the transactions contemplated therein, in connection with the Merger (collectively, the "Merger Proposal"), you may vote in favor of the proposal, against the proposal or abstain from voting. Because the proposals require the vote of a majority of the outstanding shares, a broker non-vote or an abstention will have the same effect as a vote against the Merger Proposal. If a quorum is present, approval of the Merger Proposal requires the affirmative vote of a majority of all shares of outstanding Common Stock held by stockholders of record on the on [                        ], 2011 (the "Record Date").

        For the proposal to approve certain amendments to the Company's existing charter (the "Charter Amendments"), you may vote in favor of the proposal, against the proposal or abstain from voting.

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Because the proposal requires the vote of a majority of the outstanding shares, a broker non-vote or an abstention will have the same effect as a vote against the proposal. If a quorum is present, approval of the Charter Amendments requires the affirmative vote of a majority of all shares of outstanding Common Stock held by stockholders of record on the Record Date.

        For the proposal to approve the reincorporation of the Company in Delaware (the "Reincorporation"), which will be effected by the merger of the Company with and into its wholly owned subsidiary, Deerfield Capital Corp., a Delaware corporation ("Deerfield (Delaware)"), you may vote in favor of the proposal, against the proposal or abstain from voting. If a quorum is present, approval of the Reincorporation requires the affirmative vote of a majority of all shares of outstanding Common Stock held by stockholders of record on the Record Date.

        As the Merger Proposal, the Charter Amendments and the Reincorporation each require the vote of a majority of the outstanding shares, a broker non-vote or an abstention with respect to any of those proposals will have the same effect as a vote against such proposal.

        The Board unanimously recommends a vote FOR the Merger Proposal, the Charter Amendments, the Reincorporation and the other proposal discussed in this proxy statement.

No Appraisal Rights (Pages 68, 138 and 157)

        Under applicable Maryland law, the Company's stockholders do not have dissenter or appraisal rights in connection with the Merger Proposal, the Charter Amendments or the Reincorporation.

The Merger Agreement (Page 70)

        Upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of December 21, 2011, (as amended from time to time, the "Merger Agreement"), by and among the Company, CIFC, CIFC Parent, Bulls I Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company ("First MergerSub"), and Bulls II Acquisition LLC, a Delaware limited liability company and direct wholly-owned subsidiary of the Company ("Second MergerSub" and, together with First MergerSub, the "MergerSubs"), the Merger will be consummated in two steps: (i) First MergerSub, a wholly owned subsidiary of the Company, will merge with and into CIFC (the "First Step Merger"), with CIFC continuing as the surviving corporation (the "Intermediate Surviving Entity"), and (ii) the Intermediate Surviving Entity (as a wholly-owned subsidiary of the Company) will merge with and into Second MergerSub, with Second MergerSub continuing as the surviving entity ("New CIFC"). Following the Merger, (x) New CIFC will be a wholly-owned subsidiary of the Company, and (y) the Company will continue to be a publicly traded company listed on the Nasdaq Stock Market LLC (the "NASDAQ").

Merger Consideration (Page 71)

        As consideration for the Merger, CIFC Parent will receive (i) 9,090,909 shares of newly-issued Common Stock, (ii) payments totaling $7.5 million in cash payable in three equal installments of $2.5 million (subject to certain adjustments) on the Closing Date and on the first and second anniversaries of the Closing Date and (iii) the first $15 million of incentive fees received by the combined company from certain CLOs currently managed by CIFC, which includes each of CIFC Funding 2006-I, Ltd., CIFC Funding 2006-IB, Ltd., CIFC Funding 2006-II, Ltd., CIFC Funding 2007-I, Ltd., CIFC Funding 2007-II, Ltd. and CIFC Funding 2007-III, Ltd. (collectively, the "CIFC Incentive Fee CLOs"), 50% of any such additional incentive fees received by the combined company over the next ten years from the CIFC Incentive Fee CLOs, plus pursuant to the Put/Call Agreement by and between the Company and CIFC Parent, which is attached as Exhibit E of Annex A-1 to this proxy statement (the "Put/Call Agreement"), payments relating to the present value of certain management incentive fees payable to CIFC after the tenth anniversary of the Closing Date. If the

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Transactions are consummated, the Company has the obligation to pay or reimburse CIFC Parent for expenses incurred by CIFC Parent and CIFC in connection with the Transactions, and such expenses are expected to be approximately $2.5 million.

Conditions to the Merger (Page 81)

        The obligations of each of the Company, CIFC Parent and CIFC to complete the transactions contemplated by the Merger Agreement will be subject to the satisfaction of a number of conditions, any of which may be waived by the Company, CIFC Parent and CIFC, as applicable.

Termination of the Merger Agreement and Termination Fees (Page 83)

        In certain specified circumstances, the Merger Agreement may be terminated at any time prior to the consummation of the Transactions by the Company or CIFC. The Merger Agreement requires the Company to receive approval of the Special Committee prior to exercising any of its termination rights. In specific instances, the Company may be required to pay CIFC a termination fee of $3 million plus CIFC and CIFC Parent's reasonable and documented out-of-pocket legal fees and expenses incurred in connection with enforcing their rights to collect such fee.

Indemnification (Page 85)

        Subject to the procedures set forth in the Merger Agreement, the Company and CIFC Parent have agreed to indemnify and hold each other harmless from certain losses attributable to or resulting from the failure of certain fundamental representations and warranties contained in the Merger Agreement to be true and correct in all material respects or the breach of any covenant or other agreement contained in the Merger Agreement. The Company and CIFC Parent have also agreed to indemnify and hold each other harmless from certain tax related liabilities.

Interest of Certain Persons in the Merger Proposal (Page 159)

        Jason Epstein and Andrew Intrater, each a director of the Company, and Paul Lipari, an observer on the Board, are representatives of Bounty, currently the Company's largest stockholder. In connection with the Merger, Bounty has (i) entered into the Voting Agreement to support the Merger, (ii) waived certain of its antidilution rights under $25 million in aggregate principal amount of the Company's Senior Subordinated Convertible Notes due December 9, 2017 (the "Convertible Notes") to the extent such rights are triggered by the Merger and (iii) agreed to enter into the Amended and Restated Stockholders Agreement. See the sections of this proxy statement entitled "Proposal No. 1—Other Material Agreements Relating to the Merger—The Voting Agreement" and "Proposal No. 1—Other Material Agreements Relating to the Merger—The Amended and Restated Stockholders Agreement" for more information.

        In consideration for their services rendered as members of the Special Committee, Robert E. Fischer, Stuart I. Oran, Richard A. Mandell and Daniel K. Schrupp are each entitled to compensation in an amount equal to $15,000 per month (not to exceed $90,000 total), and Peter H. Rothschild, as Chairman of the Special Committee, is entitled to compensation in an amount equal to $20,000 per month (not to exceed $120,000 total). The services of the Special Committee commenced on September 21, 2010.

        On February 14, 2011, the Company and Peter H. Rothschild entered into an amendment to the letter agreement, dated as of March 22, 2010, between the Company and Mr. Rothschild (as amended, the "Rothschild Compensation Agreement"). The Rothschild Compensation Agreement sets forth the fees payable to Mr. Rothschild for the period beginning January 1, 2011 and ending the earlier of (a) December 31, 2011 and (b) the closing of the Transactions. The Rothschild Compensation Agreement provides for a base fee of $41,667 per month and an expense reimbursement of $10,000 per

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month for expenses relating to office space, information technology and other items which Mr. Rothschild pays to his firm which provides him with office space and related infrastructure. As amended, the Rothschild Compensation Agreement does not provide Mr. Rothschild with a success fee associated with the consummation of the Transactions. The Rothschild Compensation Agreement is subject to cancellation upon 30 days' notice at the discretion of the Compensation Committee of the Board as well as upon the occurrence of certain other specified events.

Risks Relating to the Merger (Page 15)

        The Transactions involve substantial risk. You should carefully consider all of the information set forth in this proxy statement and, in particular, you should evaluate the risk factors set forth in the section of this proxy statement entitled "Risk Factors" before deciding whether to vote in favor of the proposals.

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RISK FACTORS

        In addition to the other information included or incorporated by reference in this proxy statement, you should carefully consider the matters described below in deciding whether to vote for the approval of the proposals presented in this proxy statement. Additional risks and uncertainties not presently known to the Company or that are not currently believed to be material, if they occur, also may adversely affect the transactions described in this proxy statement and the results of operations of the Company. For risks related to the Company, please see "Item 1A—Risk Factors" of Part I of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and Part II of its Quarterly Report on Form 10-Q for the period ended September 30, 2010, which are incorporated by reference herein.

The Stock Issuance will have a substantial dilutive effect on the Company's Common Stock, which may adversely affect the market price of the Company's Common Stock.

        As of February 16, 2011, holders of Common Stock other than Bounty hold approximately 58.7% of the issued and outstanding Common Stock. If the Transactions are completed, there will be an additional 9,090,909 shares of Common Stock outstanding, which will be entitled to participate in any dividends or other distributions paid on the Common Stock, and the Common Stock owned by stockholders other than CIFC Parent and Bounty would represent approximately 33.4% of the Company's Common Stock issued and outstanding as of the Record Date on a pro forma basis. Additionally, if Bounty elects to convert the entire $25 million in aggregate principal amount of the Company's Convertible Notes on the Closing Date, the Common Stock owned by stockholders other than CIFC Parent and Bounty would represent approximately 27.8% of the Company's Common Stock issued and outstanding as of the Record Date on a pro forma basis. Alternatively, if Bounty elects to convert the entire $25 million in aggregate principal amount of the Convertible Notes on the business day immediately preceding the maturity date of such notes, and the Company has elected to pay the maximum permitted amount of PIK Interest from now until such date (the Company has not elected to pay PIK Interest to date), the Common Stock owned by stockholders other than CIFC Parent and Bounty would represent approximately 26.7% of the Company's Common Stock issued and outstanding as of the Record Date on a pro forma basis.

CIFC Parent and Bounty may each exercise significant influence over (or, if acting together, would control) the Company, including through their ability to each designate three, and together, six, of the eleven members of the Board.

        If the Transactions are completed, the Common Stock owned by CIFC Parent and Bounty (together, the "Investors" and each an "Investor") would represent approximately 44.4% and 22.2%, respectively, of the Company's Common Stock issued and outstanding as of the Record Date on a pro forma basis. Additionally, if Bounty elects to convert the entire $25 million in aggregate principal amount of the Company's Convertible Notes on the Closing Date, the Common Stock owned by CIFC Parent and Bounty would represent approximately 36.9% and 35.2%, respectively, of the Company's Common Stock issued and outstanding as of the Record Date on a pro forma basis. Alternatively, if Bounty elects to convert the entire $25 million in aggregate principal amount of the Convertible Notes on the business day immediately preceding the maturity date of such notes, and the Company has elected to pay the maximum permitted amount of PIK Interest from now until such date (the Company has not elected to pay PIK Interest to date), the Common Stock owned by CIFC Parent and Bounty would represent approximately 35.4% and 38.0%, respectively, of the Company's Common Stock issued and outstanding as of the Record Date on a pro forma basis. The Investors may also have interests that differ from yours and may vote in a way with which you disagree and which may be adverse to your interests.

        Pursuant to the Amended and Restated Stockholders Agreement to be entered into among the Company, CIFC Parent and Bounty on the Closing Date, the Company has agreed to increase the size

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of the Board to eleven members, and CIFC Parent and Bounty will each have the right to designate three directors, so long as such Investor owns at least 25% of the outstanding Common Stock (assuming the conversion of the Convertible Notes), two directors so long as such Investor owns at least 15% of the outstanding Common Stock (assuming the conversion of the Convertible Notes) and one director so long as such Investor owns at least 5% of the outstanding Common Stock (assuming the conversion of the Convertible Notes). Each Investor will also have the right to appoint one Board observer so long as such Investor owns at least 15% of the outstanding Common Stock (assuming the conversion of the Convertible Notes).

        In addition, the Amended and Restated Stockholders Agreement provides that, for a period of three years, each of the Investors has consent rights with respect to certain material transactions described in the section of this proxy statement entitled "Proposal No. 1—Other Material Agreements Relating to the Merger—Amended and Restated Stockholders Agreement."

        Other than requirements to support the nomination, election and removal of directors in accordance with the Amended and Restated Stockholders Agreement and to support maintaining the Company's status as a "controlled company" under applicable NASDAQ rules, there are no restrictions on CIFC Parent's or Bounty's ability to vote the Common Stock owned by them. In accordance with the Amended and Restated Stockholders Agreement, the Investors will form a "group" for purposes of holding their shares of Common Stock and vote their shares as a group in respect of the election and removal of directors and maintenance of the Company's status as a "controlled company" under applicable NASDAQ rules. As a result, CIFC Parent and Bounty, acting alone, may have the ability to significantly influence (or, if acting together, would control) the outcome of any matter submitted for the vote of the Company's stockholders, including the amendment of the Company's organizational documents, acquisitions or other business combinations involving the Company and potentially the ability to prevent extraordinary transactions such as a takeover attempt.

        Because the Board has passed a resolution exempting the Company from the Maryland Business Combination Act (the "MBCA") and because the Company's bylaws exempt the Company from the Maryland Control Share Acquisition Act (the "MCSAA"), the Company's stockholders will not enjoy the benefit of certain Maryland statutory provisions that may restrict the activities of large stockholders under certain circumstances.

        In addition, in connection with the Reincorporation, the Company will elect to opt out of Section 203 of the Delaware General Corporation Law (the "DGCL"), which prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder." As a result, the Company will be able to enter into transactions with the Investors, including significant business combinations.

        The concentration of ownership may have the effect of delaying, preventing or deterring a change of control of the Company, may deprive the Company's stockholders of an opportunity to receive a premium for their Common Stock as part of a sale of the Company and may materially adversely affect the market price of the Company's Common Stock.

In connection with the Transactions, the Company intends to elect to become a "controlled company" within the meaning of the NASDAQ rules and, as a result, will qualify for, and intend to rely on, exemptions from certain corporate governance requirements intended to protect public stockholders' interests.

        Upon the consummation of the Transactions, CIFC Parent and Bounty will together control a majority of the voting power of the Company's outstanding Common Stock. As a result, the Company intends to elect to become a "controlled company" within the meaning of the corporate governance standards of the NASDAQ rules. Under these rules, a company of which more than 50% of the voting

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power is held by an individual, group or another company is a "controlled company" and may elect not to comply with certain corporate governance requirements, including:

  •
  the requirement that a majority of the board of directors consist of independent directors;

  •
  the requirement that the Company have independent director oversight of executive officer compensation, which is currently complied with through the Company's compensation committee consisting entirely of independent directors; and

  •
  the requirement that the Company have independent director oversight of director nominations, which is currently complied with through the Company's nominating and corporate governance committee consisting entirely of independent directors.

        Following the consummation of the Transactions, the Company has agreed pursuant to the Amended and Restated Stockholders Agreement to utilize these exemptions. As a result, the Company will not have a majority of independent directors, and its nominating and corporate governance committee and compensation committee will not consist entirely of independent directors. Accordingly, you will not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements under the NASDAQ rules.

Third party approvals and consents may not be received, may take longer than expected or may impose conditions that are not presently anticipated.

        Before the Merger may be completed, the Company and CIFC must obtain various approvals or consents from third parties. Although the Company and CIFC do not currently expect that any such third party consents will have the effect of delaying or impeding the completion of the Merger, there can be no assurance that they will not. Such third party consents could have the effect of delaying completion of the Merger or imposing additional costs on or limiting the revenues of the Company, any of which might have a material adverse effect on the Company following the Merger.

The market price of the Common Stock may decline as a result of the Stock Issuances.

        The Company is unable to predict the potential effects of the Stock Issuance on the trading activity and market price of the Company's Common Stock. The Company has granted registration rights to CIFC Parent and Bounty for the resale of both the Merger Shares and the shares of Common Stock issuable upon conversion of the Convertible Notes (the "Conversion Shares"). These registration rights would facilitate the resale of such securities into the public market, and any such resale would increase the number of shares of the Company's Common Stock available for public trading. Sales by CIFC Parent or Bounty of a substantial number of shares of the Company's Common Stock in the public market, or the perception that such sales might occur, could have a material adverse effect on the market price of the Common Stock.

If the Transactions are not completed, the price of the Company's Common Stock could decline, and its future business and operations could be harmed.

        The Company's and CIFC's obligations to complete the Transactions are subject to conditions, many of which are beyond the control of the parties. If the Transactions are not completed for any reason, the Company may be subject to a number of material risks, including the following:

  •
  the Company may be required under certain circumstances to pay CIFC a termination fee of $3 million, plus any reasonable and documented out-of-pocket legal fees and expenses incurred by CIFC to enforce payment of such termination fee;

  •
  the price of the Company's Common Stock may decline;

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  •
  the Company may be subject to litigation related to the failure to complete the Transactions, which could require substantial time and resources to resolve;

  •
  costs related to the Transactions, such as financial advisory, legal, accounting, proxy solicitation and printing fees, must be paid even if the Transactions are not completed;

  •
  matters relating to the Transactions (including the negotiation of terms and integration planning) required a substantial commitment of time and resources by the Company's management, which could otherwise have been devoted to other opportunities that may have been beneficial to the Company; and

  •
  the Company may be unable to find a partner willing to engage in similar transactions on terms as favorable as those set forth in the Merger Agreement, or at all.

Certain aspects of the Transactions may discourage other parties from entering into transactions with the Company.

        While the Merger Agreement is in effect, subject to limited exceptions, the Company is prohibited from soliciting, initiating or encouraging any inquiries or proposals from third parties that may lead to a proposal or offer for an acquisition of or other significant transaction with the Company. In addition, if the Board terminates the Merger Agreement to accept an alternative transaction proposal or under certain circumstances consummates an alternative transaction within six months of such termination or if the Board changes its recommendation to approve the Merger Proposal and Charter Amendments and CIFC terminates the Merger Agreement, then the Company will be obligated to pay a termination fee of $3 million to CIFC, plus any reasonable and documented out-of-pocket legal fees and expenses incurred by CIFC to enforce payment of such termination fee. These provisions, alone or in combination, could discourage other parties from trying to acquire the Company even though those other parties might be willing to offer greater value to the Company than that offered by the Transactions.

        In addition, after the completion of the Transactions, the ownership position and governance rights of CIFC Parent and Bounty could discourage a third party from proposing a change of control or other strategic transaction concerning the Company, and for the three years following consummation of the Transactions, CIFC Parent and Bounty will each have consent rights with respect to certain material transactions.

The Company may not be able to realize all of the benefits of the Transactions.

        CIFC derives its revenues primarily from collateral management agreements with the CLOs currently managed by CIFC, which includes each of CIFC Funding 2006-I, Ltd., CIFC Funding 2006-IB, Ltd., CIFC Funding 2006-II, Ltd., CIFC Funding 2007-I, Ltd., CIFC Funding 2007-II, Ltd., CIFC Funding 2007-III, Ltd. and CIFC Funding 2007-IV, Ltd. (the "CIFC CLOs"), and the CLOs managed by CypressTree (the "CT CLOs"). Under the collateral management agreements, payment of CIFC's management fees is generally subject to a "waterfall" structure providing that a significant portion of CIFC's fees may be deferred if, among other things, the CIFC CLOs or CT CLOs do not generate sufficient cash flows to pay the required interest on the notes they have issued to investors and certain expenses they have incurred. This could occur if the issuers of the collateral underlying the CIFC CLOs or CT CLOs default on or defer payments of principal or interest relating to the collateral. If defaults and delinquencies on the assets underlying the CIFC CLOs or CT CLOs occur, CIFC could experience declines in and deferrals of its management fees.

        Additionally, a significant portion of CIFC's management fees from the CIFC CLOs and CT CLOs may be deferred if the CIFC CLOs or CT CLOs, as applicable, fail to meet their over-collateralization requirements. Pursuant to the "waterfall" structure discussed above, such failures generally require cash

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flows to be diverted to amortize the most senior class of notes prior to paying a portion of CIFC's management fees. Defaulted assets, which in some CLOs may include severely-downgraded assets, are generally carried at a reduced value for purposes of the over-collateralization tests. In some CLOs, defaulted assets are required to be carried at the lower of their expected recovery rates and their market values for purposes of the over-collateralization tests. In the event of defaults, severe downgrades and depressed market values of the collateral underlying the CIFC CLOs or CT CLOs, such CLOs could breach their over-collateralization tests, which would result in declines in and deferrals of CIFC's management fees.

        The CIFC CLOs and CT CLOs contain typical structural provisions including, but not limited to, over-collateralization requirements that are meant to protect investors from deterioration in the credit quality of the underlying collateral pool. In certain cases, breaches of these structural provisions can lead to events of default under the indentures governing the CIFC CLOs or CT CLOs and, ultimately, acceleration of the notes issued by such CLO and liquidation of the underlying collateral. In the event of a liquidation of the collateral underlying a CIFC CLO or CT CLO, CIFC will lose client AUM and therefore management fees, which could have a material and adverse effect on CIFC's earnings.

        CIFC's collateral management agreements allow investors that hold a specified amount of securities issued by the CIFC CLO to remove CIFC as manager for "cause," which typically includes CIFC's violation of the management agreement or the CIFC CLO's indenture, CIFC's bankruptcy or insolvency, fraud or a criminal offense by CIFC or its employees, and, under one CIFC CLO, the failure of certain of the CIFC CLO's performance tests. These "cause" provisions may be triggered from time to time with respect to the CIFC CLOs and as a result CIFC could be removed as the investment manager of a CIFC CLO. In the case of certain CIFC CLOs, CIFC can also be removed as the investment manager upon its loss of specified key employees.

        As a result of the failure of certain CypressTree individuals to remain employed at CypressTree following its acquisition by CIFC, CypressTree has received notice that it is being removed as manager of one of the CT CLOs (such removal to be effective upon appointment of a suitable replacement manager). With respect to the other CT CLOs, unlike investors in the CIFC CLOs, certain investors therein have the right to remove CypressTree as manager at any time without cause.

The CIFC CLO Management Agreements are subject to minimum ownership requirements, which if not met, could result in CIFC's removal as the CLO manager.

        The CIFC CLO management agreements require that CIFC, or an affiliate of CIFC or certain employees of CIFC, at all times maintain a minimum ownership of securities issued by the related CLO issuers. A breach of the foregoing minimum ownership requirement may allow a CLO issuer to remove CIFC or New CIFC as the manager of the corresponding CIFC CLO. Currently, CIFC Parent, as an affiliate of CIFC, owns such securities thereby satisfying the minimum ownership requirement. The CIFC CLO issued securities owned by CIFC Parent will not be transferred to the Company as part of the Transactions. As a result, in order to comply with the foregoing requirements under a CIFC CLO management agreement following consummation of the Transactions, for so long as the minimum ownership requirements in the CIFC CLO management agreements remain in effect, CIFC Parent has agreed not to transfer any securities of the related CIFC CLO issuers that it owns to any person other than the Company or one of its subsidiaries, and has agreed to, among other things, use commercially reasonable efforts to remain an affiliate of the Company. Despite this covenant, such minimum ownership and affiliate requirements may fail to be satisfied in the future, which may result in the removal of CIFC or New CIFC as manager under the applicable CLO management agreements.

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The failure to successfully integrate CIFC's business and operations could adversely affect the Company.

        The combined company's ability to realize the anticipated benefits of the Merger will depend, to a large extent, on the ability of the Company to integrate the businesses of CIFC with the Company. The combination of two independent companies is a complex, costly and time-consuming process. As a result, the combined company will be required to devote significant management attention and resources to integrating the business practices and operations of the Company and CIFC. The integration process may disrupt the business of either or both of the companies and, if implemented ineffectively, would preclude realization of the full benefits expected by the Company and CIFC.

        The failure of the combined company to meet the challenges involved in integrating successfully the operations of the Company and CIFC or otherwise to realize the anticipated benefits of the transaction could cause an interruption of, or a loss of momentum in, the activities of the combined company and could seriously harm its results of operations. In addition, the overall integration of the two companies may result in unanticipated problems, expenses, liabilities, competitive responses, loss of customer and supplier relationships and diversion of management's attention and may cause the combined company's stock price to decline. The difficulties of combining the operations of the companies include, among others:

  •
  consolidating corporate and administrative infrastructures and eliminating duplicative operations;

  •
  maintaining employee morale and retaining key employees;

  •
  the diversion of management's attention from ongoing business concerns;

  •
  coordinating geographically separate organizations;

  •
  unanticipated issues in integrating information technology and other systems;

  •
  managing tax costs or inefficiencies associated with integrating the operations of the combined company; and

  •
  making any necessary modifications to operating control standards to comply with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

The Company may be unable to realize anticipated cost synergies or may incur additional costs.

        The Company has identified certain cost synergies in connection with the Transactions, including the elimination of redundant corporate costs, reductions of general and administrative expenses and other savings. While management believes that these cost synergies are achievable, the Company may be unable to realize all of these cost synergies within the timeframe expected or at all. In addition, the Company may incur additional and/or unexpected costs in order to realize these cost synergies.

Some of the Company's directors and executive officers may have interests in the Transactions that may differ from the interests of the Company's stockholders.

        When considering the Board's recommendation to vote in favor of the proposals presented in this proxy statement, you should be aware that the Company's directors may have interests in the Transactions that may be different from, or adverse to, your interests. Jason Epstein and Andrew Intrater, each a current member of the Board, are affiliated with Bounty, currently the Company's largest stockholder. In connection with the Merger Proposal, (i) Bounty has entered into the Voting Agreement supporting the Merger described in the section of this proxy statement entitled "Proposal No. 1—Other Material Agreements Relating to the Merger" and (ii) Bounty has agreed to enter into the Amended and Restated Stockholders Agreement with CIFC Parent and the Company described in the section of this proxy statement entitled "Proposal No. 1—Other Material Agreements Relating to the Merger—The Amended and Restated Stockholders Agreement." In addition, in consideration of their

20

services rendered as members of the Special Committee, Robert E. Fischer, Richard A. Mandell, Stuart I. Oran and Daniel K. Schrupp are each entitled to compensation in an amount equal to $15,000 per month (not to exceed $90,000 total), and Peter H. Rothschild, as Chairman of the Special Committee, is entitled to compensation in an amount equal to $20,000 per month (not to exceed $120,000 total) as described in the section of this proxy statement entitled "Interest of Certain Persons in Matters to be Acted Upon."

        Peter H. Rothschild has entered into the Rothschild Compensation Agreement, which sets forth the fees payable to Mr. Rothschild for the period beginning January 1, 2011 and ending the earlier of (a) December 31, 2011 and (b) the closing of the Transactions. The Rothschild Compensation Agreement provides for a base fee of $41,667 per month and an expense reimbursement of $10,000 per month for expenses relating to office space, information technology and other items which Mr. Rothschild pays to his firm which provides him with office space and related infrastructure. As amended, the Rothschild Compensation Agreement does not provide Mr. Rothschild with a success fee associated with the consummation of the Transactions. The Rothschild Compensation Agreement is subject to cancellation upon 30 days' notice at the discretion of the Compensation Committee of the Board as well as upon the occurrence of certain other specified events.

The Company will incur significant transaction costs in connection with the Transactions.

        The Company expects to incur a number of non-recurring costs associated with combining the operations of two companies. The substantial majority of non-recurring expenses resulting from the Transactions will be comprised of transaction costs, operations, facilities and systems transfer costs, and costs related to formulating and implementing integration plans. Additional unanticipated costs may be incurred in the integration of the two companies' businesses. Although the Company expects that the elimination of duplicative costs, as well as the realization of other efficiencies related to the integration of the businesses, should allow the Company to offset incremental transaction and transaction-related costs over time, this net benefit may not be achieved in the near term, or at all.

The Company must continue to retain, motivate and recruit executives, experts and other key employees, which may be difficult in light of uncertainty regarding the Transactions, and failure to do so could negatively affect the combined company.

        For the Transactions to be successful, the Company must continue to retain, motivate and recruit executives, experts and other key employees. Experienced experts and executives are in high demand, and competition for their talents can be intense. Employees of the Company may experience uncertainty about their future role with the Company until, or even after, strategies with regard to the combined companies are announced or executed. These potential distractions may adversely affect the ability of the Company to keep executives, experts and other key employees focused on applicable strategies and goals. A failure by the Company to retain and motivate executives, experts and other key employees during the period prior to or after the completion of the Transactions could have a material and adverse impact on the Company's business.

The pro forma financial statements presented are not necessarily indicative of the combined company's financial condition or results of operations following the Transactions.

        The pro forma financial statements contained in this proxy statement are presented for illustrative purposes only and may not be indicative of the combined company's financial condition or results of operations following the consummation of the Transactions. The pro forma financial statements have been derived from the historical financial statements of the Company and CIFC, and adjustments and assumptions have been made regarding the combined company after giving effect to the Transactions. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy. Moreover,

21

the pro forma financial statements do not reflect all costs that are expected to be incurred by the combined company in connection with the consummation of the Transactions. For example, the impact of any incremental costs incurred in integrating the two companies is not reflected in the pro forma financial statements. As a result, the actual financial condition and results of operations of the combined company following the consummation of the Transactions may not be consistent with, or evident from, these pro forma financial statements.

        The assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the combined company's financial condition or results of operations following the consummation of the Transactions. Any potential decline in the combined company's financial condition or results of operations could cause the market price of the Company's Common Stock to decline.

Any delays in the consummation of the Transactions will reduce the value of the Transactions to the Company.

        The Company expects to realize certain benefits from the Transactions, the value of which will be reduced if the Closing Date is delayed.

        For example, the value of a CLO management agreement, a contract with a finite life, generally diminishes over time as management fees under it are paid out. All CLO management fee income that is earned and paid to CIFC prior to the Closing Date will be either distributed to CIFC Parent prior to the Closing Date or, if held within CIFC at closing, added to the cash portion of the Merger Consideration through a post-closing purchase price adjustment pursuant to the terms of the Merger Agreement.

        As another example, prior to the consummation of the Transactions, CIFC is expected to generate taxable income for U.S. federal income tax purposes during the taxable year beginning January 1, 2011. CIFC's federal net operating loss ("NOL") carryforwards will be reduced by any such taxable income. Any delay in the consummation of the Transactions will cause a greater reduction in the amount of such NOL carryforwards available to the Company following the Transactions. The consideration for the Transactions will not be adjusted despite such reduction in NOL carryforwards nor will the Company be indemnified for such reductions.

        The timing of the closing is subject to a number of conditions, many of which are outside of the Company's control.

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CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

        The Private Securities Litigation Reform Act of 1995 (the "Act") provides a safe harbor for forward-looking statements made by or on behalf of the Company. Certain statements made in this proxy statement may constitute forward-looking statements (within the meaning of Section 27A of the Securities Act 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) regarding the expectations of management with respect to revenues, profitability, and adequacy of funds from operations, among other things. All statements relating to expectations or projections of revenues, income (loss), earnings (loss) per share, capital expenditures, dividends, capital structure, AUM, cost synergies, economies of scale or other financial items, a statement of management's plans and objectives for future operations, or a statement of future economic performance contained in management's discussion and analysis of financial condition and results of operations, including statements related to new products, volume growth and statements encompassing general optimism about future operating results and non-historical information, are forward-looking statements within the meaning of the Act.

        The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

Relating to the Merger Proposal:

  •
  the ability to integrate CIFC into the business of the Company successfully and the amount of time and expense spent and incurred in connection with the integration;

  •
  the failure to realize greater potential for new business development and increasing AUM;

  •
  the failure to realize the economic benefits and cost savings that the Company anticipates as a result of the Merger;

  •
  the failure to uncover all risks and liabilities associated with the Merger;

  •
  the impact of the Stock Issuance on the Company's Common Stock, including dilution of the ownership of the Company's Common Stock;

  •
  the failure to obtain any necessary third party consents or satisfy any of the other conditions of the Merger;

  •
  the impact of the Transactions on the Company's ability to retain, motivate and recruit executives, experts and other key employees;

  •
  the impact of the Transactions on the Company's ability to enter into certain material transactions;

  •
  adverse effects on the market price of the Company's Common Stock and on its operating results because of a failure to complete the Merger; and

  •
  significant transaction costs and/or unknown liabilities and general economic and business conditions that affect the Company following the completion of the Merger.

Relating to the Company's Business Generally:

  •
  general economic and market conditions, particularly as they relate to the markets for debt securities, such as RMBS, CDOs and CLOs;

  •
  continued availability of financing and its ability to access capital markets on commercially reasonable terms;

  •
  its ability to maintain adequate liquidity;

23

  •
  its ability to maintain compliance with its existing debt instruments and other contractual obligations;

  •
  its future operating results;

  •
  its business prospects and the business prospects of companies in which the Company invests;

  •
  changes in its investment, hedging or credit strategies or the performance and values of its investment portfolios;

  •
  reductions in its AUM and related management and advisory fee revenue;

  •
  its ability to make investments in new investment products and realize growth of fee-based income;

  •
  its receipt of previously deferred CLO subordinated management fees and receipt of future CLO subordinated management fees on a current basis;

  •
  its ability to assume or otherwise acquire additional CDO management contracts on favorable terms, or at all;

  •
  its ability to maintain its exemption from registration as an investment company pursuant to the Investment Company Act of 1940 (the "1940 Act");

  •
  impact of restrictions contained in its existing debt instruments;

  •
  the potential effects of the recently-announced settlement of the investigation by the SEC (as defined below) into certain of the Company's mortgage securities trading procedures, and the accounting related thereto, on the Company's business;

  •
  changes in, and its ability to remain in compliance with laws, regulations or government policies affecting its business, including investment management regulations and accounting standards; and

  •
  its failure to realize the expected benefits of recent acquisitions, including the acquisition of Columbus Nova Credit Investments Management, LLC ("CNCIM").

        These and other factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements are set forth in this proxy statement, the Company's Annual Report on Form 10-K for the year ended December 31, 2009, its Quarterly Report for the period ended September 30, 2010, and in the Company's other filings with the Securities and Exchange Commission (the "SEC"). Readers of this proxy statement are cautioned to consider these risks and uncertainties and not to rely on any forward-looking statements. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this proxy statement except as required by applicable law or regulation.

        The Company does not as a matter of general practice publicly disclose prospective financial information or internal projections as to future performance, earnings or other results. In the course of the process resulting in the Merger Agreement, management of the Company prepared certain non-public, internal prospective financial information, which was shared with the Company's and the Special Committee's financial advisors. Some of the prospective financial information or projections provided to the Company's and the Special Committee's financial advisors are referred to the in the sections of this proxy statement entitled "Proposal No. 1—The Merger Proposal—Opinion of Natixis Securities North America, Inc. & Summary of Analysis" and "Proposal No. 1—The Merger Proposal—Opinion of TM Capital Corp. & Summary of Analysis." None of the information regarding projections or other prospective financial information included or referred to in this proxy statement is being included in this proxy statement to influence your decision whether to vote for the Merger.

24

        Further, none of the prospective financial information included or referred to in this proxy statement was prepared with a view toward public disclosure, nor was it prepared with a view toward compliance with published guidelines of the SEC regarding forward-looking statements, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or the accounting principles generally accepted in the United States of America ("GAAP"). The prospective financial information included or referred to in this proxy statement (which we refer to collectively in this proxy statement as projections or prospective financial information) contains certain financial measures that were not calculated in accordance with GAAP. The Company projections do not take into account any circumstances or events occurring after the Company projections were prepared that were unforeseen by the Company's senior management at the time of preparation.

        The inclusion of or reference to prospective financial information in this document should not be regarded as an indication that the Board or the Company's and the Special Committee's financial and legal advisors or their respective representatives considered, or now considers, the Company prospective financial information to be predictive of actual future results, and the Company prospective financial information should not be relied upon as such. The Company has made no representation to CIFC or CIFC Parent in the Merger Agreement or otherwise, concerning the Company prospective financial information.

        All such prospective financial information is subject to the limitations described above, and readers of this proxy statement are cautioned against relying on any Company prospective financial information set forth or referred to in this proxy statement. No representation is made by the Company or any other person to any stockholder of the Company regarding the ultimate performance of the Company compared to the information included in the Company prospective financial information set forth or referred to in this proxy statement.

25

 GENERAL MEETING INFORMATION

General

        This proxy statement and the accompanying form of proxy and Notice of Special Meeting are provided in connection with the solicitation of proxies by the Board of the Company for use at the Special Meeting (the "Meeting") of Stockholders to be held on [                        ], 2011.

Important Note

        No person is authorized to make any representation with respect to the matters described in this proxy statement other than those contained, or incorporated by reference, in this proxy statement and, if given or made, such representation must not be relied upon as having been authorized by the Company or any other person or entity. This proxy statement, and the information incorporated herein, provides you with detailed information about the proposals to be considered and voted upon at the Meeting. Unless otherwise stated, the information in this proxy statement is current as of the date of this proxy statement. Stockholders are urged to carefully review this proxy statement, which discusses each of the proposals to be voted upon at the Meeting, including the accompanying annexes containing the agreements relating to the Merger and the issuance of shares, the Reincorporation and the information incorporated herein.

        This proxy statement does not constitute the solicitation of a proxy from any person in any jurisdiction where it is unlawful to make such proxy solicitation. The delivery of this proxy statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the proxy statement.

 Date, Time and Place of the Meeting

        The Meeting will be held on [                        ], 2011 at the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, New York, at [                        ], and any adjournments or postponements thereof.

Mailing Address; Telephone Number; Date of Mailing

        The mailing address of the Company's principal executive office is 6250 N. River Road, 12th Floor, Rosemont, Illinois 60018 and the telephone number at that address is (773) 380-1600. This proxy statement and the enclosed form of proxy and Notice of Special Meeting are first being mailed to the stockholders on or about [                        ], 2011.

Notice & Voting

        Each outstanding share of Common Stock entitles its holder to one vote. Only the Company's stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. As of the Record Date, there were 11,000,812 shares of Common Stock outstanding and entitled to vote at the Meeting and approximately [                        ] holders of record. For your comfort and security, admission to the Meeting will be by ticket only. You also must present identification containing a photograph.

        Your admission ticket can be detached from the top portion of the proxy card. If you are a beneficial owner (your shares are held in "street name" by a bank, broker or other nominee or intermediary) and plan to attend the Meeting, your admission ticket is on your voting information form. In addition, you can obtain an admission ticket in advance by writing to Deerfield Capital Corp., Attention: Corporate Secretary, 6250 N. River Road, 12th Floor, Rosemont, Illinois 60018, and enclosing proof of ownership, such as a bank or brokerage account statement or a letter from the bank or broker verifying such ownership. Stockholders who do not obtain tickets in advance may obtain them

26

upon verification of ownership at the registration desk on the day of the Meeting. Tickets may be issued to others at the Company's discretion.

        If you complete and properly sign and return the accompanying proxy card, your shares will be voted as you specify, but if you do not specify a vote with respect to a proposal, your shares will be voted as the Board recommends with respect to the proposals and in the proxy's discretion with respect to any other matter that may be properly considered at the Meeting.

        Under the Company's bylaws, business transacted at the Meeting is confined to the purposes stated in the Notice of Special Meeting. The proxy being solicited does, however, convey discretionary authority to the persons named therein as proxies to vote on matters that are incidental to the conduct of the Meeting.

        You may revoke your proxy by:

  •
  delivering written notice of such revocation to the Company's Corporate Secretary before the Meeting;

  •
  submitting a properly executed proxy bearing a later date; or

  •
  attending the Meeting and voting in person.

        If you hold your shares in "street name" (that is, through a broker or other nominee or intermediary), you may vote and revoke a previous vote only by following the procedures established by the broker or other nominee or intermediary.

Votes Required for Approval of Each Proposal

        Proposal Nos. 1 and 2 are conditioned on approval of one another; however Proposal No. 2 may be waived with the consent of both the Company and CIFC. None of the other proposals are conditioned on each other.

        Proposal No. 1—The Merger Proposal. For the Merger Proposal, you may vote in favor of the proposal, against the proposal or abstain from voting. If a quorum is present, approval of this proposal requires the affirmative vote of a majority of all shares of outstanding Common Stock held by stockholders of record on the Record Date.

        Proposal No. 2—The Charter Amendments. For the proposal to approve the Charter Amendments to declassify the Board, you may vote in favor of the proposal, against the proposal or abstain from voting. If a quorum is present, approval of this proposal requires the affirmative vote of a majority of all shares of outstanding Common Stock held by stockholders of record on the Record Date.

        Proposal No. 3—Reincorporation. For the proposal to reincorporate the Company in Delaware, you may vote in favor of the proposal, against the proposal or abstain from voting. If a quorum is present, approval of this proposal requires the affirmative vote of a majority of all shares of outstanding Common Stock held by stockholders of record on the Record Date.

        Proposal No. 4—Adjournment or Postponement of the Special Meeting. For the proposal to adjourn or postpone the Meeting, if necessary or appropriate, to a later date, you may vote in favor of the proposal, against the proposal or abstain from voting on the proposal. If a quorum is present, ratification of this proposal requires the affirmative vote of a majority of the votes cast on the proposal.

Abstentions and Unspecified Shares Held in Street Name

        Other than with respect to certain routine matters, brokers holding shares of the Company's Common Stock for beneficial owners must vote those shares according to the specific instructions they receive from the beneficial owners, unless the brokers have been given discretionary voting power by

27

the beneficial owners. However, brokers or nominees holding shares for a beneficial owner might not have discretionary voting power and might not have received voting instructions from the beneficial owner of the shares. In such cases, a broker may not vote on a proposal, which is known as a "broker non-vote." Broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting, but are not counted as votes cast.

        None of the proposals being presented in this proxy statement are considered routine, and therefore, broker non-votes may arise in the context of these proposals. Abstentions and broker non-votes are not considered votes cast and will not be counted for or against the proposals being considered at the Meeting or toward the total votes cast on the proposals for the purposes of determining if the necessary majority of outstanding shares have voted on the proposals, but abstentions will be counted for the purpose of determining the existence of a quorum. Since the total votes cast for each proposal (with the exception of Proposal No. 4, relating to the adjournment of the Meeting) must represent a majority of the outstanding shares of the Company's Common Stock entitled to vote on the matter, and since broker non-votes and abstentions are not considered votes cast for this purpose, a broker non-vote or abstention has the effect of a vote against each of those proposals. Broker non-votes and abstentions will have no effect on any proposal to adjourn the Meeting.

Quorum

        A "quorum" is a majority of the outstanding shares of the Company's Common Stock, which may be present in person at the Meeting or represented by proxy. The presence of a majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Your shares will be counted for purposes of determining a quorum if you attend the Meeting and vote in person or if you vote by telephone, by internet or by submitting a properly executed proxy card by mail. Abstentions and withheld votes will be counted for determining whether a quorum is present for the Meeting.

        At the close of business on the Record Date, the Company had 11,000,812 shares of Common Stock outstanding entitled to cast a vote on the proposals presented in this proxy statement. The presence at the Meeting, in person or by proxy, of the holders of at least 5,500,407 shares of the Company's Common Stock will be required to establish a quorum.

Availability of Documents

        The following documents are posted on the Company's website, http://www.deerfieldcapital.com (the information on which is not incorporated into this proxy statement), and can also be obtained by written request to Deerfield Capital Corp., Attention: Corporate Secretary, 6250 N. River Road, 12th Floor, Rosemont, Illinois 60018:

  •
  the Company's corporate charter;

  •
  the Company's bylaws;

  •
  the charters of each of the Company's standing Board committees;

  •
  the Company's Corporate Governance Guidelines;

  •
  the Company's Code of Ethics; and

  •
  the procedures of the Audit Committee for the submission, receipt and handling of concerns and complaints regarding internal controls, auditing and compliance.

        The Company has selected Georgeson, Inc. as its proxy solicitor. If you have questions, require assistance voting your shares or need additional copies of proxy materials, you may call Georgeson at 1-888-605-7553.

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PROPOSAL NO. 1

THE MERGER PROPOSAL

        On December 21, 2010, the Company entered into the Merger Agreement with CIFC, CIFC Parent, First MergerSub and Second MergerSub providing for the acquisition of all of the outstanding common stock of CIFC through a two-step merger. As consideration for the Merger, CIFC Parent will receive (i) 9,090,909 shares of newly-issued Common Stock, (ii) payments totaling $7.5 million in cash payable in three equal installments of $2.5 million (subject to certain adjustments) on the Closing Date and on the first and second anniversaries of the Closing Date and (iii) the first $15 million of incentive fees received by the combined company from the CIFC Incentive Fee CLOs and 50% of any such additional incentive fees received by the combined company over the next ten years from the CIFC Incentive Fee CLOs, plus pursuant to the Put/Call Agreement, payments relating to the present value of certain management incentive fees payable to CIFC after the tenth anniversary of the Closing Date. If the Transactions are consummated, the Company has the obligation to pay or reimburse CIFC Parent for expenses incurred by CIFC Parent and CIFC in connection with the Transactions, and such expenses are expected to be approximately $2.5 million.

        The closing of the Transactions is subject to several conditions, including the approval by the Company's stockholders holding a majority of all the issued and outstanding shares of Common Stock of (i) the Merger Agreement and the transactions contemplated therein, including the Stock Issuance, the payment of the cash portion of the Merger Consideration and entry into the Amended and Restated Stockholders Agreement and transactions contemplated therein and (ii) the Charter Amendments. Additional closing conditions include (a) the absence of certain governmental constraints, (b) the absence of a material adverse effect on the business of CIFC or the Company, (c) the procurement of certain consents by CIFC and the Company, respectively, (d) subject to certain materiality exceptions, the accuracy of the representations and warranties made by CIFC and the Company, respectively, and compliance by CIFC and the Company with their respective obligations under the Merger Agreement and (e) other customary conditions.

Background of the Proposed Merger

        As part of the ongoing evaluation of business and strategic planning, the Board and the Company's management, from time to time, have discussed and reviewed strategic goals and alternatives. These reviews have included consideration of potential transactions and business combinations, as well as the Company's standalone business plans and prospects. Beginning in early 2008, the Company began to actively pursue potential strategic opportunities in order to maintain and grow its business and increase its liquidity in response to the turmoil in the credit markets and the broader financial markets. The Company also has made several acquisitions in recent years, including the acquisition of CNCIM, a CLO manager, which closed on June 9, 2010 (together with the issuance of the Convertible Notes in connection with such transaction, the "CNCIM Transaction").

        As part of the Company's pursuit of strategic opportunities, on December 7, 2009, at the invitation of an investment bank, Jonathan W. Trutter, the Chief Executive Officer of the Company, and Peter H. Rothschild, the Interim Chairman of the Board, met with Peter Gleysteen, the Chief Executive Officer of CIFC, CIFC's then Chief Financial Officer and a managing director of the investment bank that arranged the meeting, to discuss each of the companies and a potential strategic transaction between the Company and CIFC. Following this meeting, the Company provided CIFC with a confidentiality agreement which was subsequently executed by the parties on December 11, 2009.

        In late December 2009 and in January 2010, the Company exchanged information with CIFC and continued discussions regarding a potential strategic transaction between the parties. The Company was also concurrently pursuing the CNCIM Transaction. From late December 2009 to early February 2010, the Company finalized a term sheet with respect to the CNCIM Transaction and opted at that time to pursue the CNCIM Transaction and discussions with CIFC slowed.

29

        On April 16, 2010, independently of the initial meeting with CIFC on December 7, 2009, at the invitation of Natixis, a financial advisor to the Company and the Board in connection with the Transactions, Jason Epstein, a representative of Bounty who became a director and member of the Strategic Committee (as defined below) of the Company upon closing of the CNCIM Transaction, and Paul Lipari, a representative of Bounty who became an observer of the Board upon closing of the CNCIM Transaction, met with David Powar and David Duncan of Natixis, Peter Gleysteen, Nga Tran of CIFC and Bastian Rose on behalf of CIFC Parent. Natixis introduced the parties after which they discussed the CNCIM Transaction, the Company and the Company's potential interest in additional CLO manager acquisitions.

        In late April 2010, Messrs. Trutter and Epstein discussed a potential strategic transaction between the Company and CIFC and the April 16, 2010 meeting with Natixis and CIFC. Messrs. Trutter and Epstein concluded that given Bounty's recent discussions with Natixis and CIFC, Mr. Epstein would continue the discussions with CIFC regarding a potential strategic transaction between the Company and CIFC.

        In connection with the CNCIM Transaction, the Company and Bounty, an affiliate of Columbus Nova, a private investment firm ("Columbus Nova"), entered into a Stockholders Agreement pursuant to which a strategic committee of the Board (the "Strategic Committee") was established to explore strategic opportunities to enhance stockholder value and advise the Board on strategic alternatives. Upon the closing of the CNCIM Transaction on June 9, 2010, the Strategic Committee was comprised of Jason Epstein and Andrew Intrater, the Chief Executive Officer of Bounty and a director of the Company, and Robert B. Machinist and Peter H. Rothschild, each a director of the Company nominated by the Nominating and Corporate Governance Committee of the Board.

        On June 17, 2010, in connection with the discussion of strategic opportunities, Messrs. Epstein and Lipari each engaged in preliminary discussions with Ken Wormser, David Powar and David Duncan of Natixis, a financial advisor to the Company and the Board, Michael Eisenson, a CIFC director and a representative of CIFC Parent, and Samuel Bartlett, a representative of CIFC Parent, regarding the recently completed CNCIM Transaction. The CIFC Parent representatives articulated CIFC Parent's strategy relating to its investment in CIFC and its willingness to continue to support and provide additional capital to CIFC.

        On June 22, 2010, Messrs. Epstein and Lipari met with Messrs. Duncan and Powar of Natixis and Peter Gleysteen of CIFC, and representatives from CIFC. During this meeting, an introductory presentation was made by Mr. Gleysteen and other representatives from CIFC regarding CIFC and its business and operations. Also on June 22, 2010, Messrs. Eisenson and Bartlett spoke by telephone with Messrs. Lipari, Epstein, Powar and Duncan regarding CIFC's continuing interest in a potential transaction with the Company.

        On June 30, 2010, Mr. Epstein met with Messrs. Eisenson, Powar and Duncan to discuss their respective potential interests in each of CIFC and the Company.

        On or about July 9, 2010, the Strategic Committee had discussions regarding several potential acquisition candidates, including CIFC. At a subsequent meeting of the Strategic Committee on July 13, 2010, Messrs. Epstein and Lipari updated the members of the Strategic Committee on their discussions with CIFC. After the July 13, 2010 meeting, Mr. Epstein scheduled a meeting for July 19, 2010 between the members of the Strategic Committee and senior management of CIFC to further discuss a potential strategic transaction.

        On July 19, 2010, Messrs. Epstein, Intrater, Machinist and Rothschild of the Strategic Committee and Mr. Lipari met with Mr. Gleysteen and Ms. Nga Tran of CIFC and Messrs. Palmer and Bartlett on behalf of CIFC Parent. During this meeting, CIFC management gave a presentation regarding CIFC, the CIFC management team, its business model, risk management practices and the potential benefits from a business combination of CIFC and the Company, including synergies and capacity for growth of a combined company.

30

        On July 22, 2010, Messrs. Epstein, Lipari, Powar, Duncan, Eisenson and Bartlett spoke by telephone to discuss the methodology of evaluating the economics of combining the businesses of CIFC and the Company.

        Messrs. Epstein, Lipari and Ham of Bounty, Mr. Powar of Natixis, Messrs. Eisenson and Bartlett of CIFC Parent and Mr. Gleysteen of CIFC met on July 27, 2010, to discuss a potential business combination of the Company and CIFC. At this meeting the parties discussed the underlying assumptions for valuation methodologies for each company for purposes of determining the consideration to be paid in a potential acquisition of CIFC. The parties agreed on a valuation methodology, including a range of discount rates and cash flow assumptions for the valuation analysis.

        Messrs. Epstein, Lipari, and Ham of Bounty, Messrs. Powar and Duncan of Natixis, Mr. Eisenson of CIFC Parent and Mr. Gleysteen of CIFC met again on August 4, 2010, and further discussed valuations of the Company and CIFC in connection with a potential business combination of the Company and CIFC. Representatives from Bounty provided an analysis of a potential business combination of the Company and CIFC and identified various valuation methodologies for the Company and CIFC, including discounted cash flow analysis and a relative contribution analysis. Based on relative contribution analysis, Bounty noted that CIFC's pro rata equity ownership of the combined entity could range between 38.7%-41.6%, the variance of which was based on certain cash flow forecasts and discount rate assumptions for the discounted cash flow valuation. This pro rata equity share range for CIFC implied an equity value of $53.9-60.7 million relative to the Company's fully diluted equity valuation of $80.5 million (on an as if converted basis) as of August 3, 2010.

        The same parties joined by Mr. Wormser of Natixis, Messrs. Bartlett and Mayur Desai on behalf of CIFC Parent and Brian Pilko of CIFC met again on August 11, 2010, to further discuss valuation methodologies. CIFC representatives presented a proposal to reconcile the initial valuation approaches proposed by the Company's and CIFC's representatives. CIFC adjusted its proposal as follows: (i) from $64.4 million of consideration in respect of CIFC's senior and subordinated management fees to $55.4 million to reflect appropriate expense levels, (ii) from $32.4 million of consideration in respect of CIFC's incentive management fees to $17.7 million, in line with the Company's August 4, 2010 proposal, (iii) $5 million in consideration for contribution by CIFC of significant information systems, management leadership, and a singularly strong track record and (iv) a valuation of the net operating losses of CIFC at $9.6 million based on a $24 million gross net operating loss expected usage over 3 years at an 8% discount rate. CIFC also noted that it would be prepared to invest up to $25 million in senior subordinated convertible notes of the combined company similar to the Convertible Notes held by Bounty.

        On August 24, 2010 Messrs. Lipari, Epstein, Eisenson, Bartlett and Powar met to discuss open deal terms for a potential acquisition of CIFC by the Company. The parties discussed entering into a letter of intent with respect to such potential acquisition and concluded that CIFC would deliver a draft letter of intent in the following weeks.

        On August 26, September 1 and September 8, 2010, the Company's Strategic Committee met to discuss terms of a potential transaction involving CIFC. On September 7, 2010, Messrs. Intrater, Epstein and Lipari met with Messrs. Eisenson and Bartlett, on behalf of CIFC Parent, at the offices of Columbus Nova to discuss their perspectives on the potential benefits of the contemplated transaction.

        On September 13, 2010, CIFC delivered a draft letter of intent to members of the Strategic Committee regarding the potential transaction. The letter of intent included a non-binding preliminary term sheet which provided for, among other things, the acquisition by the Company of all the outstanding common stock of CIFC (a "Potential CIFC Transaction") and potential transactions with Bounty, an affiliate of Columbus Nova (a "Potential CN Transaction," and together with the Potential CIFC Transaction, the "Proposed Transaction") in consideration for which CIFC Parent would receive (i) 9,090,909 shares of Company Common Stock and (ii) cash consideration, $2.5 million to be paid at the closing of the Proposed Transaction, $2.5 million to be paid on the first anniversary of the closing

31

of the Proposed Transaction, $2.5 million to be paid on the second anniversary of the closing of the Proposed Transaction, an amount equal to the first $15 million of CIFC "Tier I Incentive Fees" and "Tier II Incentive Fees" from the CIFC Incentive Fee CLO Management Agreement and an amount equal to 50% of the remaining incentive fees after the first $15 million of CIFC "Tier I Incentive Fees" and "Tier II Incentive Fees" from the CIFC Incentive Fee CLO Management Agreements.

        Following the receipt of the letter of intent and non-binding preliminary term sheet (the "Letter of Intent") on September 14, 2010, Messrs. Epstein and Lipari, Messrs. Eisenson and Bartlett on behalf of CIFC Parent and Mr. Gleysteen of CIFC met to discuss timing and a schedule of the Proposed Transaction.

        On September 15, 2010, Messrs. Machinist and Rothschild met to discuss the Potential CIFC Transaction and the potential conflict of interest with Bounty and Columbus Nova because of the proposed requirements that Bounty exercise its conversion right under the Convertible Notes and that the Company elect to become a "controlled company." Messrs. Machinist and Rothschild decided to seek advice of legal counsel and arranged a meeting for Friday, September 17, 2010 with law firms the Company had used on prior occasions, including Weil. Messrs. Machinist and Rothschild spoke with representatives of Weil a few times between September 15 and September 17, 2010. After the September 17, 2010 meeting with the law firms, including Weil, Messrs. Machinist and Rothschild arranged a meeting of the Strategic Committee and updated the Strategic Committee regarding the advisability of establishing a Special Committee to oversee the Proposed Transaction process. On or around September 19, 2010, Mr. Rothschild informed all of the members of the Board, other than Mr. Trutter, of the extent of the discussions with CIFC and the preliminary CIFC proposal. Mr. Rothschild called for a meeting of the Board (other than Mr. Trutter) for September 21, 2010.

        At the September 21, 2010 Board meeting, at which all directors were present other than Messrs. Trutter, Intrater and Epstein and Board observer Mr. Lipari, Mr. Rothschild described the Strategic Committee's exploration of a strategic opportunity for the Company through the Potential CIFC Transaction, the related Potential CN Transaction and certain other terms reflected in the draft term sheet presented by CIFC. At the conclusion of this meeting, the Board determined to adopt a resolution to establish a Special Committee to oversee the Proposed Transaction process, and granted the Special Committee the authority and power to (i) represent the interests of the Company and stockholders (other than Bounty) in connection with the Proposed Transaction, (ii) lead and manage the negotiations of the terms and conditions of the Proposed Transaction and delegate as it deems appropriate in connection with such negotiations, particularly where there is no proposed conflict, (iii) determine whether the Proposed Transaction is advisable and in the best interests of the Company and its stockholders (other than Bounty), (iv) if the Special Committee deems appropriate, reject the Proposed Transaction, in which event the Board would not consider or take action on the Proposed Transaction, and (v) recommend to the full Board what other action, if any, should be taken by the Company with respect to the Proposed Transaction. The Special Committee was comprised of Messrs. Rothschild, Fischer, Mandell, Oran and Schrupp (each of Messrs. Rothschild, Fischer, Mandell, Oran and Schrupp having been determined by the Board as being "independent" of Bounty, Columbus Nova and CIFC and disinterested from the Proposed Transaction). At the meeting, the Board also decided to establish a sub-committee of the Special Committee to interview potential legal advisors to represent the Special Committee and the Company with respect to the Proposed Transaction. Each member of the Special Committee (other than Mr. Rothschild) is entitled to a fee of $15,000 per month until the Proposed Transaction is consummated with a cap of $90,000, and Mr. Rothschild as chairman is entitled to a fee of $20,000 per month until the Proposed Transaction is consummated with a cap of $120,000. Such fees are in addition to the other Board fees such members are entitled to receive. As of the date of this proxy statement, the Special Committee has held fourteen meetings.

        On September 22, 2010, Mr. Rothschild provided the Letter of Intent and draft preliminary term sheet to the members of the Board.

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        On September 23, 2010, the subcommittee of the Special Committee, comprised of Messrs. Rothschild, Fischer and Oran, with Mr. Mandell present at the invitation of the subcommittee, interviewed legal advisors that had been invited to make presentations to the subcommittee regarding their engagement in connection with the Proposed Transaction, including representatives of Weil. Following these presentations, the subcommittee approved Weil's engagement and the Special Committee and the Company engaged Weil as legal advisor to the Special Committee and the Company in connection with the Proposed Transaction and entered into an engagement letter as of September 23, 2010.

        On September 24, 2010, the Strategic Committee met with Mr. Trutter and updated him on the proposal the Strategic Committee was discussing with CIFC Parent and CIFC. On the same date, CIFC Parent requested that the Company, Bounty and Columbus Nova enter into an exclusivity agreement and non-binding term sheet (the "Exclusivity Agreement") in connection with the Proposed Transaction and delivered a draft to the parties. At various times through the date of execution of the Exclusivity Agreement, Weil, on behalf of the Special Committee, Latham & Watkins LLP ("Latham"), on behalf of Bounty and Columbus Nova, and Goodwin Procter LLP ("Goodwin") on behalf of CIFC, negotiated the draft Exclusivity Agreement, including the non-binding term sheet. During this period, Weil consulted with Mr. Rothschild and other members of the Special Committee regarding the terms of the Exclusivity Agreement, including the non-binding term sheet. The Company, Bounty, CIFC and CIFC Parent entered into the Exclusivity Agreement on October 1, 2010.

        On September 30, 2010, the Special Committee held a meeting with representatives of various investment banks, including representatives of TM Capital, to identify independent financial advisors to assist in the transaction process. During these meetings, representatives of the financial advisors each separately discussed with the Special Committee, among other things, the potential benefits and risks associated with pursuing the Proposed Transaction and the potential to enhance stockholder value. The Special Committee approved the engagement of TM Capital as its independent financial advisor. TM Capital executed an engagement letter with the Company on October 25, 2010.

        Following the entry into the Exclusivity Agreement, on October 7, 2010, representatives of the Company, Weil, Goodwin, CIFC and Bounty held a telephonic meeting to discuss and commence the process of providing due diligence materials to be made available to CIFC and its advisors and the Company and its advisors respectively. Throughout October and November 2010, the Company and CIFC continued their respective legal, financial and accounting due diligence review of the other, and were given access to electronic data rooms with due diligence information.

        On October 13, 2010, the Company entered into an engagement letter with Natixis to act as financial advisor to the Company in connection with the Proposed Transaction.

        On October 14, 2010, representatives of Goodwin delivered an initial draft of the Merger Agreement in connection with the Proposed Transaction to the Company, Bounty and their respective advisors. Concurrently, Goodwin also delivered a draft of the Voting Agreement which would require Bounty to support, and vote its shares of Common Stock for, adoption of the Merger Agreement and the Merger. At various times through the date of execution of the Merger Agreement, Weil, on behalf of the Special Committee, Latham, on behalf of Bounty and Columbus Nova, and Goodwin on behalf of CIFC and CIFC Parent, negotiated the Merger Agreement and related documents. These negotiations included discussions regarding, and the exchange of drafts and comments on, these documents.

        On October 21, 2010, representatives of Goodwin delivered an initial draft of the Amended and Restated Stockholders Agreement to the Company, Bounty and their respective advisors. The draft Amended and Restated Stockholders Agreement proposed increasing the size of the Board to ten directors, required that one such director would be Mr. Gleysteen and in addition, gave each of Bounty and CIFC Parent the right to designate three directors. In addition, the draft provided that each of

33

Bounty and CIFC Parent would have a veto right with respect to certain actions taken by the Company, including certain acquisitions and dispositions.

        On October 24, 2010, the Special Committee held a telephonic meeting to discuss, among other things, recent developments with respect to the Proposed Transaction and the terms of the draft Merger Agreement. The Special Committee discussed, among other things, the valuation of the net operating losses of CIFC and their usage over time. Representatives of Weil were also in attendance.

        On October 28, 2010, the Special Committee held a telephonic meeting to discuss, among other things, recent developments with respect to the Proposed Transaction and the draft Merger Agreement, including the purchase price proposed for CIFC, further valuation issues in connection with the net operating losses of CIFC and their usage over time in light of feedback from the Company's advisors, survival of representations and warranties following closing of the Proposed Transaction, the required stockholder approval threshold for the Proposed Transaction, the termination rights of the parties and the termination fee payable by the Company under certain circumstances. Representatives of Weil and Hogan, the Special Committee's and the Company's Maryland legal advisor, advised the Special Committee.

        In ensuing negotiations between the parties and their respective legal advisors, significant issues that were negotiated up to the end of the negotiations, included, without limitation:

  •
  the Merger Agreement, tax indemnification rights of the parties, net operating losses of CIFC and their availability and usage over time, the required stockholder approval threshold for the Proposed Transaction, the Company's obligations with regard to non-solicitation of competing transactions, the scope of the "fiduciary out" of the Company, the parties' termination rights (including whether the Company may terminate the Merger Agreement to accept a superior proposal from a third party prior to a vote by the Company's stockholders with respect to the Proposed Transaction), and the triggers for and amount of the termination fee payable by the Company, and

  •
  the Amended and Restated Stockholders Agreement, standstill restrictions of Bounty and Columbus Nova limiting their ability to acquire additional shares of Common Stock, the corporate governance of the Company, including the independence of certain directors from Bounty and Columbus Nova, and the scope of veto rights requested by Bounty and Columbus Nova in respect of actions of the Company.

        On November 4, 2010, the Special Committee held a telephonic meeting to discuss, among other things, recent developments with respect to the Proposed Transaction and the draft Merger Agreement delivered to the parties by Weil on November 2, 2010. Representatives of Weil and Hogan, advised the Special Committee with respect to their director duties under Maryland law and the requirements and potential thresholds for stockholder approval in connection with the Proposed Transaction.

        In early November 2010, the Special Committee had asked that Jonathan W. Trutter and Robert A. Contreras, Senior Vice President, General Counsel and Secretary of the Company, meet with and assist the Special Committee and its advisors with regard to the Merger Agreement and the Proposed Transaction. The Special Committee requested management's assistance because, although the Special Committee's principal advisors were TM Capital and Weil, the Special Committee considered that such additional assistance was necessary to the Special Committee and its advisors in their consideration of the Merger Agreement and the Proposed Transaction. The Special Committee and Weil discussed any potential conflicts of interest in light of the role of these individuals as Company officers. As Messrs. Trutter and Contreras are "independent" of Bounty, Columbus Nova and CIFC and disinterested from the Proposed Transaction, including the Potential CIFC Transaction, the Special Committee concluded that it was appropriate for these individuals to meet with and assist the Special Committee and its advisors with regard to the Merger Agreement and the Proposed Transaction.

        On November 11, 2010, the Special Committee held a meeting to receive updates with respect to the Proposed Transaction. At the invitation of the Special Committee, Mr. Machinist of the Strategic

34

Committee and Messrs. Trutter and Contreras attended the meeting. Representatives of Weil were also in attendance. At the meeting, representatives of Natixis made a presentation with respect to their financial analysis of the potential acquisition of CIFC and the benefits of a combined company as a result of increased AUM, size and scale. The Natixis representatives exited the meeting following their presentation, and TM Capital representatives entered the meeting and made a separate presentation regarding their preliminary observations and the work to be undertaken by them in connection with their analysis.

        On November 14, 2010, representatives of Goodwin delivered a revised draft of the Amended and Restated Stockholders Agreement to the Company, Bounty and their respective advisors. Weil requested that Bounty, CIFC Parent and their respective advisors negotiate their respective positions in order to present a collective proposal of the two parties for the review and consideration by the Company and its advisors.

        Representatives from each of the Company, Weil, Bounty, Latham, CIFC and Goodwin met on November 17, 2010 to discuss the then current draft of the Merger Agreement circulated by Goodwin. In addition to those issues identified above, principal issues under discussion at the meeting included the closing conditions for the Proposed Transaction, the survival and scope of the representations and warranties, and related matters.

        On November 18, 2010, the Special Committee held a meeting with Messrs. Trutter and Contreras, Weil and TM Capital in attendance. Representatives of TM Capital made a presentation with respect to their financial analyses of the potential acquisition of CIFC and the impact of the Company electing to become a "controlled company" under applicable NASDAQ rules. Following the exit of TM Capital from the meeting, Weil updated the Special Committee as to the status of negotiations with CIFC and Goodwin in connection with the Proposed Transaction.

        On November 23, 2010, representatives of Latham delivered a draft of the Amended and Restated Stockholders Agreement which reflected both Bounty's and CIFC Parent's respective positions.

        A telephonic meeting of the Special Committee was held on November 24, 2010, to discuss, among other things, recent developments with respect to the Proposed Transaction, the terms of the then current draft Merger Agreement delivered by Weil to Goodwin on November 23, 2010, which reflected the positions of the Special Committee discussed during its November 18, 2010 meeting, and draft Amended and Restated Stockholders Agreement delivered by Latham. Representatives of Weil were present on such call, and, at the invitation of the Special Committee, Messrs. Trutter and Contreras also participated.

        In order to finalize their valuation analysis, on November 30, 2010, members of Company management, CIFC, Natixis and TM Capital met to review revenue and expense projections for a combined Company and CIFC.

        On December 2, 4 and 8, 2010, the Special Committee held meetings, telephonic and in person, to discuss, among other things, developments with respect to the Proposed Transaction. At the invitation of the Special Committee, Messrs. Trutter and Contreras were in attendance at the December 2 and 8 meetings. Representatives of Weil were also in attendance at each meeting. At each of the December 2 and 8 meetings, representatives of Natixis presented an update of their financial analysis of the potential acquisition of CIFC. Once the Natixis representatives exited each meeting, the TM Capital representatives entered the meeting and presented an update of their financial analysis of the potential acquisition of CIFC and the impact on the Company of electing to become a "controlled company" under applicable NASDAQ rules.

        On December 9, 2010, representatives from the Company, Weil, Bounty and Latham held a telephonic meeting to discuss strategy in connection with the upcoming negotiations with CIFC Parent, CIFC and Goodwin.

35

        Representatives from each of the Company, Weil, Bounty, Latham, CIFC Parent, CIFC and Goodwin met on December 9, 2010 to discuss the then current drafts of the Merger Agreement delivered by Weil and the Amended and Restated Stockholders Agreement delivered by Latham. The parties resolved certain open issues, including agreeing to mutual tax indemnification, a minimum amount of CIFC net operating losses as of December 31, 2010, the amount of the termination fee payable by the Company under certain circumstances, and certain terms relating to the parties' termination rights and the Company's fiduciary out. During these negotiations, CIFC agreed that in the event the Company receives a superior proposal, subject to complying in all material respects with the terms of the no shop provisions in the Merger Agreement and payment of the termination fee, the Company will have the right to accept the superior proposal immediately and terminate the Merger Agreement. While the parties resolved most of the key business points, a number of terms remained outstanding under the Merger Agreement, the Amended and Restated Stockholders Agreement and the ancillary documents contemplated therein, which representatives from Weil and Goodwin continued to negotiate during the following weeks.

        A telephonic meeting of the Special Committee was held on December 10, 2010, to discuss, among other things, the December 9, 2010 negotiations with respect to the Proposed Transaction, timing and next steps. Representatives of Weil were in attendance.

        From the beginning of discussions among Bounty, CIFC Parent and the Company, CIFC Parent and CIFC had proposed that Peter Gleysteen, the Chief Executive Officer of CIFC, become the Chief Executive Officer of the Company following completion of the Proposed Transaction. On or about December 9, 2010, Mr. Gleysteen had met with members of the Strategic Committee including Mr. Rothschild, but not the other members of the Special Committee. Members of the Special Committee and, at the invitation of the Special Committee, Mr. Trutter met with Peter Gleysteen and Michael Eisenson on December 14, 2010 to discuss, among other things, Mr. Gleysteen's experience, CIFC's management and business and the potential benefits of the combined company if the Proposed Transaction were to be approved by the Special Committee, the Board and the stockholders of the Company. The Special Committee also evaluated Mr. Gleysteen as the proposed Chief Executive Officer of the Company and CIFC Parent as a significant stockholder of the Company with a degree of voting power and control equivalent to that of Bounty over the governance and certain significant decisions of the Company. Mr. Gleysteen and Mr. Eisenson answered various questions raised by the Special Committee about their experience and vision for the Company should the Proposed Transaction be consummated.

        On December 16, 2010, the Special Committee held a meeting to discuss, among other things, recent developments with respect to the Proposed Transaction, the terms of the draft Merger Agreement and the Amended and Restated Stockholders Agreement and the remaining outstanding issues. At the invitation of the Special Committee, Messrs. Trutter and Contreras were in attendance. Representatives of Weil were also in attendance. At the meeting, representatives of Natixis made a presentation with respect to their financial analysis of the potential acquisition of CIFC and informed the Special Committee that they had completed their work and, when requested, would be prepared to issue an opinion that the Merger would be fair, from a financial point of view, to the Company and all stockholders of the Company. The Natixis representatives exited the meeting following their presentation and TM Capital representatives entered the meeting and made a separate presentation regarding their financial analysis of the Proposed Transaction and the impact of the Company electing to become a "controlled company" under applicable NASDAQ rules. TM Capital reviewed instances in which public companies have transitioned to or from utilization of the controlled company exemption and observed that utilization of the controlled company exemption did not appear to materially negatively influence the performance of a company's stock or underlying business fundamentals. TM Capital representatives informed the Special Committee that they had completed the requisite work and were prepared, when requested, to issue an opinion that the Merger would be fair, from a financial point of view, to the stockholders of the Company (other than Bounty).

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        During the evening of December 16 through the morning of December 18, 2010, Weil and Goodwin worked together to outline and identify all open issues. During the afternoon of December 18, 2010, representatives of the Company, CIFC, Weil and Goodwin held a telephonic meeting in an attempt to discuss and resolve all outstanding issues. During this meeting, each of the parties agreed to a package of compromise positions with respect to such issues. At the conclusion of these discussions, Weil and Goodwin worked to revise the transaction documents to reflect the compromises.

        On the morning of December 20, 2010, the Special Committee held a telephonic meeting, with Messrs. Trutter and Contreras and representatives of Weil. The purpose of the meeting was for the Special Committee to consider the terms of the possible acquisition of CIFC that had been negotiated and, if appropriate, for the Special Committee to vote on whether to approve the drafts of the Merger Agreement, the Amended and Restated Stockholders Agreement and the ancillary documents contemplated therein, as negotiated.

        Weil representatives updated the Special Committee as to the status of discussions with CIFC and reviewed the proposed terms of the Merger Agreement. Each of Natixis and TM Capital was separately and consecutively called into the telephonic meeting of the Special Committee to deliver its oral opinion, which was subsequently confirmed in writing, dated December 20, 2010, in the case of Natixis, that, as of such date and based on and subject to the various limitations and assumptions described in such opinion, the Merger was fair, from a financial point of view, to the Company and all stockholders of the Company, and in the case of TM Capital, dated December 20, 2010, that, as of such date, and based on and subject to the various limitations and assumptions described in such opinion, that the Merger was fair, from a financial point of view, to the stockholders of the Company, other than Bounty (copies of the written opinions of Natixis and TM Capital are attached to this proxy statement as Annex E and Annex F, respectively). See the sections of this proxy statement entitled "—Opinion of Natixis North America Securities of North America, Inc. & Summary of Analysis" and "—Opinion of TM Capital Corp. & Summary of Analysis," respectively. Each of Natixis and TM Capital exited the meeting immediately following delivery of its opinion. Representatives of Weil then provided the Special Committee with an overview and analysis of the key terms of the proposed draft Merger Agreement, draft Amended and Restated Stockholders Agreement and ancillary documents contemplated therein to be entered into upon consummation of the Merger and the Transactions. Representatives of Weil reviewed with the Special Committee its fiduciary duties with respect to approval of the Merger and the Transactions. The group also discussed certain risks associated with the Merger and the rationale for entering into the Transactions, including a discussion of the factors described in the section of this proxy statement entitled "—Reasons for the Transactions; Recommendation of the Special Committee and the Board." Following discussion and consideration, the Special Committee unanimously voted to adopt resolutions:

  •
  approving the Merger and the Transactions pursuant to the terms of the Merger Agreement, the Amended and Restated Stockholders Agreement and the ancillary documents contemplated therein;

  •
  approving the entry by the Company into the Merger Agreement, the Amended and Restated Stockholders Agreement and the ancillary documents contemplated therein;

  •
  recommending that the Board approve the Merger Agreement, the Merger and other Transactions pursuant to the terms of the Merger Agreement, the Amended and Restated Stockholders Agreement and the ancillary documents contemplated therein;

  •
  recommending that the Board recommend that the Company stockholders approve the Merger and the Transactions (including the issuance of Company Common Stock) pursuant to the terms of the Merger Agreement, the Amended and Restated Stockholders Agreement and the ancillary documents contemplated therein; and

37

  •
  giving Mr. Rothschild, working with the Company's internal counsel and Weil, the authority to finalize and make all final decisions with regard to the finalization of the Merger Agreement, the Amended and Restated Stockholders Agreement and the ancillary documents contemplated therein.

        Immediately following the Special Committee meeting, on the morning of December 20, 2010, the Board held a telephonic meeting. Mr. Contreras and representatives of Weil were also in attendance. The members of the Special Committee and representatives of Weil reported to the Board on the status of the Proposed Transaction and the unanimous vote of the Special Committee adopting the foregoing resolutions after discussion and consideration. The Board then discussed with the Special Committee and representatives of Weil the Transactions, and representatives of Weil reviewed the terms of the proposed Merger Agreement, Amended and Restated Stockholders Agreement and ancillary documents contemplated therein (including for each, the matters that had been reviewed with the Special Committee earlier in the morning). In addition, representatives of Weil again reviewed with the Board its fiduciary duties in connection with the review and, if applicable, approval of the Merger and the Transactions. The group also discussed certain risks associated with the Merger and the rationale for entering into the Transactions, including a discussion of the factors described in the section of this proxy statement entitled "—Reasons for the Transactions; Recommendation of the Special Committee and the Board."

        After discussion of, among other things, the unanimous recommendation by the Special Committee, the Board unanimously voted to adopt resolutions approving and declaring advisable the execution, delivery and performance of the Merger Agreement, the Amended and Restated Stockholders Agreement and the ancillary documents contemplated therein, and determined that the Merger and the Transactions were advisable and in the best interests of the Company's stockholders.

        From December 20, 2010 through December 21, 2010, the parties worked to finalize the terms of the Merger Agreement, the Amended and Restated Stockholders Agreement and the ancillary documents contemplated therein in accordance with the terms discussed with the Special Committee and Board on December 20, 2010. On December 21, 2010, the parties finalized and exchanged copies of all transaction-related documents. Following the close of trading on the NASDAQ on December 21, 2010, the parties executed the Merger Agreement and jointly issued a press release announcing the transaction.

Reasons for the Transactions

        The Board, the Special Committee and the Company's management believe that the Transactions are in the best interests of the stockholders of the Company. They considered a variety of factors, including, but not limited to: (i) the expected significant increase in AUM and management fee income after the Merger; (ii) expected improved combined cash flows as a consequence of expected top line revenue growth attributable to the increased number of CLO management contracts and expected cost synergies of the Company as a result of the Merger; (iii) that the Merger would enhance the Company's position in the corporate credit asset management business generally with the Company expected to become one of the largest CLO managers in the United States as measured by both AUM and number of CLOs under management; (iv) the economies of scale that the Company expects will permit the Company to reduce its expenses relative to the size of its asset base; (v) the attraction of new management from CIFC, including a new Chief Executive Officer and (vi) the merging of investment management professionals, processes and technology as a result of the Merger, which the Company expects will maintain and enhance the delivery of superior investment management services to existing and future clients of the Company. The Company believes these actions create value for the Company's stockholders while providing a firm foundation for future growth and value enhancement.

38

Recommendation of the Special Committee and the Board

        The Board established the Special Committee, consisting of Peter H. Rothschild, Robert E. Fischer, Richard A. Mandell, Stuart I. Oran and Daniel K. Schrupp, to evaluate and negotiate the Transactions in consultation with management of the Company and the Special Committee's financial advisors and legal counsel. The Special Committee:

  •
  Determined that the Transaction Agreements, the performance by the Company of its obligations thereunder and consummation of the Transactions are advisable and in the best interests of the Company and all of its stockholders and unanimously authorized, adopted and approved each of the Transaction Agreements and the performance by the Company of its obligations thereunder and the consummation of the Transactions;

  •
  Unanimously recommended that the Board approve and authorize the Transactions, including the Merger Agreement and the Stock Issuance; and

  •
  Unanimously recommended that the Board recommend that the Company's stockholders approve the Merger Agreement and all transactions contemplated thereby (including the Merger, the Stock Issuance and payment of the Merger Consideration) and the Amended and Restated Stockholders Agreement and all transactions contemplated thereby (including the Charter Amendments and the covenant of the Company to elect to become a "controlled company" under applicable NASDAQ rules).

        In reaching these conclusions, the Special Committee consulted with its independent financial advisor, TM Capital, with legal counsel, with management and with the financial advisor to the Special Committee and the Company, Natixis, and considered many factors, including, without limitation, the following, each of which they believed supported their decision:

  •
  The financial presentations and fairness opinions of Natixis, financial advisor to the Special Committee and the Company, and TM Capital, independent financial advisor to the Special Committee, validating the financial benefits of the Transactions;

  •
  The fact that Bounty and CIFC desired to enter into the Voting Agreement to require, among other things, Bounty to vote up to 39% of the issued and outstanding Common Stock to adopt the Merger Agreement (including the Merger, the Stock Issuance and the Merger Consideration);

  •
  The Special Committee's familiarity with the Company's business, operations, assets, business strategy and competitive position and the nature of the industries in which the Company operates, industry trends, and economic and market conditions, both on a historical and on a prospective basis;

  •
  The substantial increase in the asset base of the Company as a result of the Merger and the fact that the combined AUM is expected to be approximately $15.6 billion immediately following the Merger;

  •
  The expected improved combined cash flows as a consequence of expected top line revenue growth attributable to the increased number of CLO management contracts and expected cost synergies of the Company as a result of the Merger;

  •
  Management's view that the Merger would enhance the Company's position in the corporate credit asset management business generally and that after the Merger the Company is expected to become one of the largest CLO managers in the United States, as measured by both AUM and number of CLOs under management;

  •
  The Company's ability to use the Common Stock as currency in the Merger, compared to the cost of capital that would be required for the Company to achieve the same expansion of its business;

39

  •
  Historical and current information concerning the Company's and CIFC's respective business, including trends in financial performance, financial condition, operations and competitive position;

  •
  The opportunity for the Company's stockholders to participate in the potential future value of the Company, which includes CIFC, and as a result of such inclusion the belief of the Special Committee that the Company is positioned to grow faster as a result of the Merger than without the Merger;

  •
  The Special Committee's review, with the Company's advisors, of the structure of the Merger and the financial, legal and other terms of the Merger Agreement;

  •
  The ability of the Board to withdraw or modify its recommendation of the Transactions, or recommend, adopt or approve a superior proposal (described in the sections of this proxy statement entitled "The Merger Agreement—No Solicitation" and "The Merger Agreement—Change of Recommendation"), if the failure to take such action would be inconsistent with the director's duties and subject to payment of a termination fee of $3 million to CIFC (described in the section of this proxy statement entitled "The Merger Agreement—Termination Fees and Expenses");

  •
  The circumstances under which the termination fee is payable by the Company to CIFC and the size of the termination fee, which the Special Committee views as reasonable in light of the size and benefits of the Merger and not preclusive of a superior proposal, if one were to emerge;

  •
  The Company's ability to engage in negotiations with, and provide information to, a third party that makes an unsolicited written alternative proposal, if the Board (acting through the Special Committee) determines in good faith, after consultation with its outside legal and financial advisors, that such proposal constitutes or would reasonably be expected to result in a superior proposal and the failure to take such action would be inconsistent with the directors' duties;

  •
  The requirement that the Company obtain stockholder approval from the holders of a majority of all outstanding Common Stock as a condition to completion of the Transactions, including the Merger Agreement and the Stock Issuance;

  •
  The fact that the Special Committee considered, reviewed and evaluated the terms of the Merger Agreement independently from the Board and management;

  •
  The timing and amount of the cash deferred purchase price payments;

  •
  The economies of scale that the Company expects will permit the Company to reduce its expenses relative to the size of its asset base;

  •
  The attraction of new competent management and knowledgeable employees from CIFC who are recognized in the Company's industry, including a new Chief Executive Officer;

  •
  The merging of investment management professionals, processes and technology as a result of the Merger which will maintain the delivery of world class investment management services to existing and future clients of the Company;

  •
  The support of Bounty, the Company's largest stockholder; and

  •
  The prospects of the Company if the Transactions are not completed.

        In addition, the Special Committee was aware of and considered that certain individuals, including the Company's directors and executive officers, may have interests with respect to the Transactions that may differ from, or may be in addition to, their interests as stockholders of the Company, described in the section of this proxy statement entitled "Interest of Certain Persons in Matters to be Acted Upon."

40

        In the course of their deliberations, the Special Committee also considered a variety of risks and other potentially negative factors concerning the Transactions, including the following:

  •
  The fact that CIFC Parent would hold approximately (i) 44.4% of the issued and outstanding shares of the Company's Common Stock as of the Record Date on a pro forma basis, (ii) 36.9% of the issued and outstanding shares of the Company's Common Stock as of the Record Date on a pro forma basis (assuming the conversion of the Convertible Notes on the Closing Date) and (iii) 35.4% of the issued and outstanding shares of the Company's Common Stock as of the Record Date on a pro forma basis (assuming the conversion of the Convertible Notes on the business day immediately preceding the maturity date and the Company's election to pay the maximum permitted amount of PIK Interest which the Company has not elected to pay to date) and, accordingly, the significant influence CIFC Parent would have over the Company's corporate governance;

  •
  The fact that CIFC Parent and Bounty would hold approximately (i) 66.6% of the issued and outstanding shares of the Company's Common Stock as of the Record Date on a pro forma basis, (ii) 72.1% of the issued and outstanding shares of the Company's Common Stock as of the Record Date on a pro forma basis (assuming the conversion of the Convertible Notes on the Closing Date and (iii) 73.4% of the issued and outstanding shares of the Company's Common Stock as of the Record Date on a pro forma basis (assuming the conversion of the Convertible Notes on the business day immediately preceding the maturity date and the Company's election to pay the maximum permitted amount of PIK Interest which the Company has not elected to pay to date) and, accordingly, the control the Investors, if they acted together, would have over the Company's corporate governance;

  •
  The issuance by the Company of 9,090,909 shares of Common Stock, which will result in dilution to the Company's existing stockholders;

  •
  The risk that the Merger might not be completed in a timely manner or at all due to failure to satisfy the closing conditions, a number of which are outside of the Company's control;

  •
  If the Merger is not completed, the potential adverse effect of the public announcement of the termination of the Merger on the Company's business;

  •
  The fact that the Merger Agreement contains certain limitations regarding the operation of the Company's business during the period between the signing of the agreement and the completion of the Merger, which may delay the Company from undertaking business opportunities that may arise;

  •
  The restrictions that the Merger Agreement imposes on soliciting competing acquisition proposals;

  •
  The fact that the Company must pay to CIFC a termination fee of $3 million if the Merger Agreement is terminated under certain circumstances, which might discourage other parties potentially interested in an acquisition of, or combination with, the Company from pursuing that opportunity. See the section of this proxy statement entitled "Proposal No. 1—The Merger Agreement—No Solicitation";

  •
  The possible volatility, at least in the short term, of the trading price of the Common Stock resulting from the announcement and pendency of the Merger;

  •
  The consents required by the Company and the fact that if the required consents are not obtained a condition to the consummation of the Merger will not be satisfied;

  •
  The fact that under the Amended and Restated Stockholders Agreement, CIFC Parent and Bounty are each granted the right to appoint up to three directors and one observer to the Board depending on the amount of Common Stock owned by each of CIFC Parent and Bounty, and together, the Investors will have the right to appoint up to six of the eleven directors;

41

  •
  The fact that CIFC Parent's, or the Investors' combined, large ownership stake, together with the contractual rights the Company has agreed to grant CIFC Parent and Bounty, may make it unlikely for a third party to pursue a strategic transaction with the Company in the future without the consent or participation of one or both of CIFC Parent and Bounty, including a change of control of the Company, even if such a transaction would generally benefit the Company's stockholders;

  •
  The fact that the financial and strategic benefits expected to be achieved by the Transactions might not be obtained on a timely basis or at all, which would have a detrimental impact on the Company's ability to become more profitable and to fund its debt obligations; and

  •
  The interests that certain members of the Board and management have in the consummation of the Transactions.

        The Special Committee also considered a number of additional risks involved with the Transactions which are described under the section of this proxy statement entitled "Risk Factors."

        Ultimately, the Special Committee determined that, considering all of the foregoing factors, the benefits outweighed the risks and other potentially negative factors concerning the Transactions and thereby unanimously approved and recommend the Transactions.

        The Board based its unanimous determination to approve the Transactions and unanimously recommended that the Company's stockholders approve the Transactions primarily on the factors that were considered by the Special Committee described above, the unanimous recommendation of the Special Committee and the extensive arm's length negotiations of the Special Committee with representatives of CIFC Parent, CIFC and Bounty.

        The foregoing discussion of the information considered by the Special Committee and the Board is not exhaustive, but includes the material factors that the Special Committee and the Board considered in unanimously approving the Transactions and recommending the approval of the Transactions by the Company's stockholders. In view of the wide variety of factors considered by the Special Committee and the Board in connection with their evaluation of the Transactions and the complexity of these factors, the Special Committee and the Board did not consider it practical to, nor did they attempt to, quantify, rank or otherwise assign any specific or relative weights to the specific factors that it considered in reaching its decision. In considering the factors described above, individual directors may have assigned different weights to different factors. The Special Committee and the Board did not reach any specific conclusion on each factor considered, but instead conducted an overall analysis of the totality of the benefits and risks relating to the Transactions. The Special Committee and the Board each discussed the factors described above, including asking questions of senior management and legal and financial advisors, and determined that the Transactions are advisable and in the best interests of the Company and its stockholders.

        AFTER CONSIDERATION, INCLUDING CONSIDERATION OF THE UNANIMOUS RECOMMENDATION OF THE SPECIAL COMMITTEE, THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 1 TO APPROVE THE MERGER.

Opinion of Natixis Securities North America, Inc. & Summary of Analysis

        The Company and the Board retained Natixis to act as the financial advisor to the Special Committee and the Company in connection with the Merger and to evaluate whether the consideration to be paid by the Company under the Merger is fair, from a financial point of view, to the Company and to the holders of the Company's Common Stock. As part of its investment banking business, Natixis and its affiliates engage in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and valuations for corporate and other purposes. Natixis was selected on the basis of such experience and its familiarity with the Company and other companies operating in the asset management industry. Natixis delivered to the Special Committee an opinion, dated December 20, 2010, to the effect that, as of that date and based upon and subject to various assumptions and limitations described in Natixis's opinion, the consideration to be paid by the Company pursuant to the Merger is fair, from a financial point of view, to the Company and to the holders of the Company's Common Stock.

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        The full text of the written opinion of Natixis to the Special Committee, which describes, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken, is attached as Annex E to this proxy statement and is incorporated by reference herein in its entirety. Holders of the Company's Common Stock are encouraged to read Natixis's opinion carefully in its entirety. Natixis provided its opinion to the Special Committee for purposes of the Special Committee's evaluation of the Merger Consideration from a financial point of view. Natixis's opinion does not address any other aspect of the Merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the Merger or any other matter.

        In arriving at its opinion, Natixis, among other things:

  (1)
  reviewed certain publicly available financial statements and business, financial, operating and other information of the Company;

  (2)
  reviewed certain internal financial statements and business, financial, operating and other information concerning CIFC and the Company prepared by the management of CIFC and the Company, respectively;

  (3)
  reviewed certain financial projections for CIFC and the Company, including estimates of certain potential synergies or other benefits of the Merger, prepared by the management of CIFC and the Company, respectively;

  (4)
  discussed the past and current operations, financial condition and prospects of CIFC and the Company with the management of CIFC and the Company, respectively;

  (5)
  reviewed the reported prices and trading activity of the Company's Common Stock;

  (6)
  compared the financial performance and condition of CIFC and the Company with that of certain other comparable companies and compared the reported prices and trading activity of the Company's Common Stock with that of certain comparable publicly traded companies;

  (7)
  reviewed publicly available information regarding the financial and other terms of certain transactions comparable to the Merger;

  (8)
  participated in certain discussions among representatives of each of CIFC and the Company;

  (9)
  reviewed the draft dated December 20, 2010, of the Merger Agreement; and

  (10)
  performed such other analyses and considered such other information as Natixis deemed appropriate.

        In arriving at its opinion, Natixis assumed and relied upon the accuracy and completeness of the information reviewed by Natixis and did not assume any responsibility to independently verify or otherwise investigate such information. With respect to the financial projections that were made available to Natixis, including the estimates and judgments made by CIFC's and the Company's management of certain potential benefits of the Merger, Natixis assumed that such financial projections were reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of CIFC and the Company, respectively. Natixis did not conduct and was not otherwise furnished with any appraisal or valuation of the assets and liabilities of CIFC or the Company, nor did Natixis physically inspect or examine any of CIFC's or the Company's facilities or properties. Natixis also assumed that the final form of the Merger Agreement would be substantially the same as the draft thereof dated December 20, 2010, provided to Natixis and that the Merger would be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any material term, condition or agreement (including, without limitation, the consideration proposed to be paid by the Company) and that, in the course of obtaining any necessary regulatory or third party approvals, waivers, consents and releases for the Merger, no delay, limitation, restriction, prohibition or condition would be imposed that would have a material adverse effect on

43

CIFC or the Company or the anticipated benefits of the Merger. All representations and warranties set forth in the Merger Agreement were assumed by Natixis to be true and correct as of the dates made or deemed made and it was further assumed that each party to the Merger Agreement will comply with all covenants and agreements applicable to such party thereunder in accordance with the terms thereof.

        Natixis's opinion was limited to the fairness, from a financial point of view, to the Company and to the holders of the Company's Common Stock of the consideration to be paid by the Company under the Merger Agreement and Natixis expressed no view as to, and its opinion did not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation to any officers, directors or employees of any parties to the Merger, or any class of such persons, relative to the consideration to be paid by the Company pursuant to the Merger Agreement or any other consideration payable by, or received by, any party in the Merger. Natixis did not consider any tax, accounting, legal or regulatory implications of the Merger or the Merger structure to any person or entity. Furthermore, Natixis's opinion did not address (i) the Company's underlying business decision to consummate or otherwise pursue the Merger, (ii) the merits of the Merger relative to any other acquisition or alternative transaction that was, is or may be available to the Company or (iii) the prices at which shares of the Company's Common Stock may trade at any future time, including following the announcement or consummation of the Merger.

        Natixis's opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to Natixis as of, the date of its opinion. You should understand that subsequent developments may affect Natixis's opinion and that Natixis does not have any obligation to update, revise or reaffirm its opinion.

        The following represents a summary of the material financial analyses presented by Natixis to the Special Committee in connection with Natixis's opinion. The following summary, however, does not purport to be a complete description of the financial analyses performed by Natixis, nor does the order of analyses described represent relative importance or weight given by Natixis to those analyses. The financial analyses summarized below include information presented in tabular format. The tables must be read together with the full text of each summary and, standing alone, are not a complete description of Natixis's financial analyses. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Natixis.

Overview

        Natixis performed a separate analysis of each of the principal investment and asset management segments of the Company's business. After each segment was separately valued, Natixis combined the valuation without attribution of any synergistic value to the combination of principal investing and asset management segments. Based on input from management and the relative growth and revenue prospects of the two segments, the asset management segment was determined to be the dominant driver of value for the Company. Natixis's analysis assumed that the valuation of the Company's principal investment segment would not be affected by the Merger because CIFC is exclusively an asset management business. Accordingly, Natixis's analysis of the Merger focused on the effect that the Merger would have on the Company's asset management operations and, given the operational synergies projected by management related to the combination of the asset management platforms, the valuation of the post-Merger combined company given the combined asset management revenues and adjusted expenses in comparison to the consideration to be paid by the Company under the Merger.

Principal Investment Segment

        In addition, for purposes of comparison only, Natixis valued the principal investment segment of the Company's business at 1.0x book value, which was viewed as reasonably conservative in comparison

44

with the closest comparable publicly traded companies—namely, business development companies (i.e., closed-end investment companies specializing in assisting start-up and other companies with limited access to capital) which traded at a premium to the book value of their assets. Although many of these business development companies are comparable to the Company's middle market loan portfolio, Natixis determined that it was appropriate to apply a 1.0x book value multiple in order to take into consideration the Company's portfolios of ABS.

Company	Symbol	Market Cap (in millions)	Book Value (in millions)	Market Cap/Book Value
Ares Capital	ARCC	$3,212	$2,778	1.16
Apollo Investment	AINV	$2,111	$1,862	1.13
Solar Capital	SLRC	$836	$733	1.14
Prospect Capital	PSEC	$827	$803	1.03
PennantPark	PNNT	$434	$387	1.12
Blackrock Kelso	BKCC	$822	$639	1.29
			Mean	1.14
			Median	1.14

Source: Bloomberg, as of 12/01/10

        Due to the absence of any comparable segment of CIFC's business, the relative valuation of this segment of the Company's business was presumed to remain constant irrespective of the Merger being consummated, and thus was only considered in order to present a fair and complete basis of comparison.

Asset Management Segment—EBITDA Multiple Analysis

        Natixis reviewed sensitivities with respect to potential performance variability of the asset management segments of the Company and CIFC that could affect revenues from those segments, such as (a) variations in growth in AUM due to the receipt of new investment mandates, (b) variability in AUM due to default rates, recovery rates and prepayment rates in the assets underlying the CLO investment products that are the principal source of each of the Company's and CIFC's asset management revenues, and (c) variations in incentive and other variable fees based on the underlying asset performance.

        In order to derive the cash flow projections, Natixis relied on certain "base case" projections and assumptions provided by the Company's and CIFC's management, as applicable, including the following:

  (i)
  Standalone company incremental AUM of $500 million per annum;

  (ii)
  Combined company gross incremental AUM of $750 million per annum, with such incremental AUM earning 50 basis points in management fees per annum; and

  (iii)
  Projected fee revenue from CIFC's existing CLOs under management was derived assuming underlying asset performance consisting of 2.5% per annum defaults, 60% recovery rates, and a 20% per annum prepayment rate on the assets in the CIFC CLOs.

        In addition to the foregoing, Natixis relied on assumptions relating to the annual run-rate operating expenses of the Company on a standalone basis, an incremental increase in operating expenses for the combined company and an amount of upfront expenses for all combined company analyses, and that the Company's outstanding Convertible Notes will not be converted at any time during the periods covered by Natixis's analyses. It was further assumed that the Company's outstanding junior subordinated notes, which were issued to certain holders in exchange for certain of the Company's trust preferred securities, are assumed to be valued at a discount to par value equal to 70% of par, and 80% of par, respectively, for the $95 million of junior subordinated notes bearing fixed

45

interest rate through April 30, 2015, and for the $25 million of junior subordinated notes bearing a floating interest rate. These discounts are based upon the long maturity of the obligations at well below-market interest rates, but are higher than recent market value comparables would imply.

        After deriving the cash flow projections and using a constant set of assumptions for valuation multiples appropriate to each of the business segments, Natixis then performed a valuation of the Company on a standalone basis and of the combined company and compared the two.

The Company Standalone Basis

        In valuing the Company on a standalone basis, Natixis assumed, based on guidance from the Company's management and management's reasonable expectations, that gross AUM growth would be $500 million per annum, with such AUM earning 50 basis points in management fees per annum. Natixis reviewed the valuations of publicly traded asset managers, including traditional broad-based asset managers and specialty alternative asset managers, summaries of which are set forth in the following tables:

Traditional Broad-Based Asset Managers

Company	Symbol	Last Price	Market Cap (in millions)	TTM EBITDA (in millions)	Market Cap/EBITDA
Affiliated Managers	AMG	$90.26	$4,655	$399	11.7
AllianceBernstein	AB	$23.15	$2,366	$0	n/a
Blackrock, Inc.	BLK	$167.16	$31,946	$2,765	11.6
Eaton Vance Corp.	EV	$30.14	$3,561	$391	9.1
Federated Investors	FII	$24.12	$2,483	$356	7.0
Franklin Resources	BEN	$117.44	$26,306	$2,349	11.2
Gabelli Asset Mgmt	GBL	$45.23	$1,233	$112	11.0
Investco	IVZ	$22.33	$10,318	$1,128	9.1
Legg Mason	LM	$33.47	$5,121	$535	9.6
Janus Capital	JNS	$10.70	$1,966	$357	5.5
T Rowe Price	TROW	$59.31	$15,209	$1,078	14.1
Waddell & Reed	WDR	$31.94	$2,728	$310	8.8
				Mean	9.9
				Median	9.6

Source: Bloomberg, as of 12/01/10

Specialty Alternative Asset Managers

Company	Symbol	Last Price	Market Cap (in millions)	TTM EBITDA (in millions)	Market Cap/EBITDA
Blackstone Group	BX	$13.21	$14,467	$(893)	-16.21
Fortress Invt Group	FIG	$4.76	$2,233	$(1.064)	-2.10
Och-Ziff Capital Mgmt	OZM	$14.00	$5,117	$488	10.49
				Mean	-2.61
				Median	-2.10

Source: Bloomberg, as of 12/01/10

        Natixis determined that neither of these potential sets of asset management companies provided a fair comparison to the Company's smaller and more focused asset management business. Natixis determined that, consistent with the trading range of the Company's Common Stock and based on other factors it deemed appropriate, an appropriate earnings before interest, taxes, depreciation and amortization ("EBITDA") multiple for the Company when viewed on a standalone basis would be 6.0x,

46

representing more than a 30% discount to diversified asset managers and other financial service industry companies. This valuation, when considered in accordance with the other assumptions, was consistent with the recent trading range of the Company's Common Stock. Moreover, Natixis undertook a sensitivity analysis similar to that described below which analysis varied the EBITDA multiple attributable to the asset management segment of the Company between 4.0x and 10.0x, and the conclusions regarding the relative value of the Company on a standalone basis and the combined company giving effect to the Merger, were not affected by the EBITDA multiple chosen.

        In order to establish a baseline for the Company for comparison to the combined company, Natixis analyzed the pro forma valuation of the Company, which was projected as indicated in the following chart:

PRO FORMA VALUATION METRICS—$500 Million AUM Growth per year (w/o CIFC Acquisition) (in thousands)
	12/31/2011	12/31/2012	12/31/2013
Implied common stock price/share (6x EBITDA Multiple)
Implied equity value	$68,534	$111,176	$116,409
Total common shares outstanding	11,647	11,647	11,647
Implied common price per share	$5.88	$9.55	$9.99

Combined Company Basis

        Natixis then reviewed the projected effects of the Merger based on the same set of assumptions, the Company's projections of revenue from CIFC assets, Merger costs, expense synergies, and combined company revenue growth. Based on the structure of the Merger and the indicated assumptions, Natixis determined that the combined company should be valued using a multiple of no less than that of the Company on a standalone basis and analyzed the pro forma valuation of the combined company as follows:

PRO FORMA VALUATION METRICS—$750 Million AUM Growth per year (with CIFC Acquisition) (in thousands)
	12/31/2011	12/31/2012	12/31/2013
Implied common stock price/share (6x EBITDA Multiple)
Implied equity value	$153,730	$242,952	$259,947
Total common shares outstanding	20,738	20,738	20,738
Implied common price per share	$7.41	$11.72	$12.53

        In each of years 2011 through 2013, the combined company implied valuation exceeded the standalone implied valuation of the Company. Natixis also performed analyses assuming different EBITDA multiples and, in each case, such analyses resulted in superior implied valuations for the combined company as compared to the Company on a standalone basis.

Asset Management Segment—Revenue Multiple Analysis

        Natixis also analyzed the Merger by valuing the Company's asset management segment on the basis of a revenue multiple, rather than an EBITDA multiple. Natixis reviewed the revenue multiples for the same set of traditional broad-based and specialty alternative asset managers that were reviewed in connection with the EBITDA multiple analysis described above.

47

Traditional Broad-Based Asset Managers

Company	Symbol	Last Price	Market Cap (in millions)	TTM Sales (in millions)	Market Cap/Sales
Affiliated Managers	AMG	$90.26	$4,655	$1,182	3.9
AllianceBernstein	AB	$23.15	$2,366	n/a	n/a
Blackrock, Inc.	BLK	$167.16	$31,946	$7,686	4.2
Eaton Vance Corp.	EV	$30.14	$3,561	$1,129	3.2
Federated Investors	FII	$24.12	$2,483	$975	2.5
Franklin Resources	BEN	$117.44	$26,306	$5,972	4.4
Gabelli Asset Mgmt	GBL	$45.23	$1,233	$282	4.4
Investco	IVZ	$22.33	$10,318	$3,560	2.9
Legg Mason	LM	$33.47	$5,121	$2,719	1.9
Janus Capital	JNS	$10.70	$1,966	$996	2.0
T Rowe Price	TROW	$59.31	$15,209	$2,294	6.6
Waddell & Reed	WDR	$31.94	$2,728	$1,015	2.7
				Mean	3.5
				Median	3.2

Source: Bloomberg, as of 12/01/10

Specialty Alternative Asset Managers

Company	Symbol	Last Price	Market Cap (in millions)	TTM Sales (in millions)	Market Cap/Sales
Blackstone Group	BX	$13.21	$14,467	$3,238	4.47
Fortress Invt Group	FIG	$4.76	$2,233	$671	3.33
Och-Ziff Capital Mgmt	OZM	$14.00	$5,117	$866	5.91
				Mean	4.57
				Median	4.47

Source: Bloomberg, as of 12/01/10

        Although these companies were the closest comparable publicly traded companies to the Company, as was the case with the EBITDA multiple analysis, Natixis determined that the Company and the combined company should be valued at a lower revenue multiple than these larger, more diversified companies. Based upon the smaller size of the Company's and the combined company's respective businesses and their lack of asset diversification, as well as the uncertainty concerning revenue growth and other factors that Natixis deemed relevant, Natixis determined that a 2.0x revenue multiple was an appropriate baseline.

        In order to establish a baseline for the Company for comparison to the combined company, Natixis analyzed the pro forma valuation of the Company, which was projected as indicated in the following chart:

PRO FORMA VALUATION METRICS—$500 Million AUM Growth per year (w/o CIFC Acquisition) (in thousands)
	12/31/2011	12/31/2012	12/31/2013
Implied common stock price/share (2x Revenue Multiple)
Implied equity value	$55,962	$79,316	$91,485
Total common shares outstanding	11,647	11,647	11,647
Implied common price per share	$4.80	$6.81	$7.85

48

        On a forward looking-basis, the pro forma valuation of the combined company compared favorably to the pro forma valuation of the Company on a standalone basis, as indicated in the following chart:

PRO FORMA VALUATION METRICS—$750 Million AUM Growth per year with CIFC Acquisition (in thousands)
	12/31/2011	12/31/2012	12/31/2013
Implied common stock price/share (2x Revenue Multiple)
Implied equity value	$92,248	$146,271	$171,650
Total common shares outstanding	20,738	20,738	20,738
Implied common price per share	$4.45	$7.05	$8.28

        Natixis believes, nevertheless, that a revenue multiple is not the best measure of the Company's valuation particularly due to the Company's current AUM base being comprised largely of CLOs.

Asset Management Segment—Discounted Cash Flow/No Growth Analysis

        As an alternative to analyzing the effect of the Merger from an EBITDA multiple or revenue multiple basis, Natixis reviewed a variety of scenarios and discounted the cash flows generated by CIFC's assets and compared them to an implied purchase price of such assets.

        To isolate the implied minimum return to the Company resulting from the Merger, Natixis analyzed a scenario where the Company's growth projections did not materialize and in connection therewith, discounted the cash flows associated with CIFC's existing contractual AUM, based upon the Company's assumptions regarding the projected performance of such assets. Under that scenario, Natixis assumed, based on discussions with the Company's management, that if there was zero growth and the projected growth did not occur, operating expenses would be reduced by $5 million per annum and 40% of such operating expense savings would be allocable to the CIFC assets. In such a "downside case," assuming that the assets are run-off over their contractual life, the implied IRR to the Company of the Merger (assuming a share price equal to the average closing price for the 10 trading days prior to the announcement of the Merger) would be 5.22%. Natixis also performed a sensitivity analysis, based on variations in operating expenses, with respect to these results. The Company's management and Natixis believe that if such a "no growth" scenario were to occur, a sale of the CIFC assets would be feasible at a price that would represent a fair return to the Company.

        The foregoing summary does not purport to be a complete description of the analyses performed by Natixis in connection with its opinion and is qualified in its entirety by reference to the written opinion of Natixis attached as Annex E to this proxy statement. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to particular circumstances. Accordingly, a fairness opinion is not readily susceptible to partial analysis or summary description and thus the selection of portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Natixis's fairness opinion. The ranges of valuations resulting from any particular analysis or combination of analyses described above were used to create points of reference for analytical purposes and should not be understood to be the view of Natixis with respect to the actual value of the Company or the combined company. Natixis formed its opinion based on its experience and professional judgment and considered the totality of all of the factors and the results of all of the analyses performed and, in doing so, Natixis did not attribute any disproportionate weight to any one factor or analysis, nor did it form an opinion as to whether any individual analysis or factor, considered in isolation, supported or failed to support its opinion.

        No company, business or transaction used in the analyses discussed above is identical or directly comparable to the Company, the combined company, their respective businesses or the Merger. Accordingly, an evaluation of the results of these analyses is not entirely mathematical and instead

49

involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the values of the companies, businesses or transactions to which the Company, the combined company, their respective businesses or the Merger were compared.

        Natixis prepared its analyses for the limited purpose of providing its opinion to the Special Committee as to the fairness from a financial point of view to the Company and to the holders of the Company's Common Stock of the consideration to be paid by the Company pursuant to the Merger Agreement. Accordingly, Natixis's analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold or the prices at which any securities have traded or may trade in the future. Analyses based on projections of future results are not necessarily indicative of actual future results, which may vary significantly from the results suggested by the analyses performed by Natixis. In addition, the analyses performed by Natixis are inherently subject to uncertainty insofar as they are based on numerous factors and other events and circumstances that are beyond the control of the Company's and the combined company's management and Natixis. Neither Natixis nor any of its affiliates assumes any responsibility in that event that future results differ in any respect from those set forth in the projections.

        The type and amount of consideration payable in the Merger was determined through arm's-length negotiations between the Company and CIFC and was approved by the Special Committee. Although Natixis advised the Special Committee during these negotiations, Natixis did not recommend any specific amount of consideration to the Special Committee or the Company or that any specific amount of consideration constituted the only appropriate consideration for the Merger.

        The decision to enter into the Merger Agreement was solely that of the Company and the opinion and analyses of Natixis were only one of many factors considered by the Company in connection with its evaluation of the Merger and should not be viewed as determinative of the views of the Company with respect to the Merger or the Merger Consideration.

        Natixis has acted as financial advisor to the Special Committee and the Company in connection with the Merger. The Company has paid Natixis certain fees in connection with its services, including an initial fee equal to $50,000 and a $125,000 fee for the rendering of its fairness opinion, and has agreed to pay a fee of $1,075,000, which is contingent upon consummation of the Merger. In addition, the Company has agreed to reimburse Natixis for its expenses and indemnify Natixis against certain liabilities arising out of Natixis's engagement.

        Natixis provided financial advisory services to Bounty and Columbus Nova in connection with the CNCIM Transaction, for which it received customary fees. Natixis and its affiliates in the future may provide investment banking and other financial services to the Company and its affiliates or to parties whose interests may conflict with the Company's (including, without limitation, Columbus Nova, Bounty and related entities) and may receive compensation for such services.

 Opinion of TM Capital Corp. & Summary of Analysis

        The Special Committee retained TM Capital as its independent financial advisor in order to review the proposed Merger and provide an opinion to the Special Committee as to whether the consideration to be paid by the Company pursuant to the Merger is fair to the stockholders of the Company, specifically stockholders other than Bounty. TM Capital, a New York, Boston and Atlanta based investment and merchant banking firm, served as financial advisor to the Special Committee. As part of its investment banking business, TM Capital is regularly engaged in performing financial analyses with regard to businesses and their securities in connection with mergers and acquisitions, financings, restructurings, valuations, fairness opinions and other financial advisory services. Since its founding in 1989, the firm has assisted numerous special committees and boards of directors of public and private companies in reviewing various transactions and opining as to the fairness of such transactions to certain constituents from a financial point of view.

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        On December 20, 2010, TM Capital rendered its oral opinion to the Special Committee, which was subsequently confirmed in a written opinion, that, subject to the limitations, exceptions, assumptions and qualifications set forth therein, as of December 20, 2010, the consideration to be paid by the Company pursuant to the Merger was fair, from a financial point of view, to the stockholders of the Company, other than Bounty.

        The full text of the written opinion of TM Capital, which sets forth, among other things, assumptions made, procedures followed, matters considered, qualifications and exceptions, and limitations of the review undertaken in rendering the opinion, is attached as Annex F to this proxy statement and is incorporated herein by reference. Stockholders are urged to read the opinion carefully and in its entirety.

        The opinion of TM Capital is directed to the Special Committee and addresses only the fairness from a financial point of view to the stockholders of the Company, other than Bounty, of the consideration to be paid by the Company pursuant to the Merger Agreement. The opinion of TM Capital is not a recommendation as to how any stockholder or any other person or entity should vote or act with respect to any matters relating to the Merger. Further, the TM Capital opinion does not in any manner address the Company's underlying business decision to pursue the Merger or the relative merits of the Merger as compared to any alternative business transaction or strategy. The decision as to whether to approve the Merger may depend on an assessment of factors unrelated to the financial analysis on which the opinion of TM Capital is based.

        The following is a summary of the material analyses performed by TM Capital in connection with rendering its opinion. TM Capital noted that the basis and methodology for the opinion have been designed specifically for this purpose and may not translate to any other purposes. While this summary describes the analyses and factors that TM Capital deemed material in its presentation and opinion to the Special Committee, it does not purport to be a comprehensive description of all analyses and factors considered by TM Capital. The opinion is based on the comprehensive consideration of the various analyses performed. This summary is qualified in its entirety by reference to the full text of the opinion of TM Capital.

        In arriving at its opinion, TM Capital did not attribute any particular weight to any particular analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Several analytical methodologies were employed by TM Capital in its analyses, and no one single method of analysis should be regarded as critical to the overall conclusion reached by it. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. Accordingly, TM Capital believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors in their entirety, could create a misleading or incomplete view of the evaluation process underlying its opinion. The conclusion reached by TM Capital, therefore, is based on the application of its own experience and judgment to all analyses and factors considered by it, taken as a whole.

        In connection with preparing its opinion, TM Capital made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances, including, but not limited to, the following:

  •
  Reviewed the following documents related to the Company:

  •
  the Company's Annual Reports on Form 10-K and related financial information for the years ended December 31, 2005 through December 31, 2009;

  •
  the Company's Quarterly Reports on Form 10-Q and the related unaudited financial information for the periods ended March 31, June 30, and September 30, 2010;

51

    •
    the proxy statement on Schedule 14A for the Company's Annual Meeting of Stockholders held on June 9, 2010 at which the stockholders of the Company approved (i) the issuance of 4,545,455 shares of the Company's Common Stock in connection with the acquisition of CNCIM from Bounty and (ii) the potential issuance of 4,132,231 shares of the Company's Common Stock upon any conversion of the Convertible Notes held by Bounty; and

    •
    certain information, including historical financial data and financial forecasts, relating to the business, earnings, cash flow, assets and prospects of the Company, furnished by the Company or publicly available;

  •
  Conducted discussions with members of senior management of the Company concerning its business and prospects;

  •
  Reviewed the historical market prices and trading activity of the Company's Common Stock;

  •
  Reviewed the following documents related to CIFC:

  •
  audited financial statements for CIFC for the years ended December 31, 2006 through December 31, 2009 and unaudited financial statements for CIFC for the nine months ended September 30, 2009 and 2010; and

  •
  certain information, including historical financial data and financial forecasts, relating to the business, earnings, cash flow, assets, and prospects of CIFC, furnished by CIFC;

  •
  Conducted discussions with members of senior management of CIFC concerning its business and prospects;

  •
  Reviewed combined historical financial statements for the Company and CIFC, prepared on a pro forma basis to reflect the Merger, as prepared by management of the Company;

  •
  Reviewed combined projected financial statements for the Company and CIFC, prepared on a pro forma basis to reflect the Merger, as prepared by management of the Company;

  •
  Reviewed financial and market information for certain publicly traded companies which TM Capital deemed to be relevant;

  •
  Reviewed the financial terms of certain other transactions which TM Capital deemed to be relevant;

  •
  Analyzed the market performance of certain publicly traded companies which utilize the controlled company exemption pursuant to NASDAQ rule 5615(c);

  •
  Reviewed in substantially final form the Merger Agreement and the Amended and Restated Stockholders Agreement; and

  •
  Reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as TM Capital deemed necessary, including its assessment of general economic, market and monetary conditions.

        In its review and analysis, and in arriving at its opinion, TM Capital:

  •
  relied on the accuracy and completeness of all information supplied or otherwise made available to it by the Company or CIFC;

  •
  relied upon assurances of the management of the Company and CIFC that they are unaware of any facts that would make the information provided incomplete or misleading;

  •
  did not make any independent appraisal of the assets or liabilities of the Company; and

  •
  assumed that any material liabilities (contingent or otherwise, known or unknown) of the Company and CIFC are as set forth in the consolidated financial statements of the Company or CIFC or have otherwise been disclosed by management.

52

        TM Capital prepared its opinion as of December 20, 2010. The opinion was necessarily based upon market, economic, financial, and other conditions as they existed and could be evaluated as of such date, and TM Capital disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion coming or brought to the attention of TM Capital after the date of the TM Capital opinion.

Summary of Financial Analyses by TM Capital

        The following is a summary of the material financial analyses used by TM Capital in connection with providing its opinion to the Special Committee. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by TM Capital, the tables must be read together with the text of each summary. The tables do not constitute a complete description of the financial analyses. Rather, the analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying TM Capital's opinion.

Non-GAAP Earnings

        With the adoption of Statement of Financial Accouting Standards ("SFAS") 167 as of January 1, 2010, both the Company and CIFC now report financial results including the consolidation of certain managed CLOs. SFAS 167 requires the consolidation of VIEs where the company has a controlling financial interest, as defined, TM Capital considered the deconsolidated, non-GAAP historical financial data provided by both the Company and CIFC to be more representative of the underlying financial performance of the companies, and such non-GAAP data was also the basis for the financial projections provided by both companies.

Comparable Public Company Analysis

        In order to assess how the public market values companies in the Investment Management business, TM Capital reviewed financial and operating data for the following nine selected, publicly-traded companies that TM Capital deemed appropriate:

    •
    Affiliated Managers Group, Inc.

    •
    BlackRock, Inc.

    •
    Eaton Vance Corp.

    •
    F&C Asset Management plc

    •
    Federated Investors, Inc.

    •
    GAMCO Investors, Inc.

    •
    Janus Capital Group, Inc.

    •
    Och-Ziff Capital Management

    •
    Waddell & Reed Financial Inc.

53

        TM Capital chose these companies based on their focus on investment management, noting that many of these companies are significantly larger than the Company. TM Capital also noted that none of these public companies (and, to the best of TM Capital's knowledge, no public companies) have their AUM concentrated in the management of CDO structures to the same extent as the Company. While certain of the selected companies have exposure to CDOs and structured credit investments, none of them rely primarily on managing these investments as their principal business activity. Consequently, TM Capital believes none of these public companies are directly comparable to the Company. In performing the "Comparable Public Company Analysis," TM Capital used publicly-available historical financial data. TM Capital reviewed multiples of enterprise value to adjusted EBITDA. EBITDA was adjusted by removing one-time, non-recurring items.

        The following table shows for the selected publicly traded companies their enterprise value and the multiples of their enterprise value to latest twelve month ("LTM") EBITDA. It also shows the selected company's current value of AUM and the 3-year compound annual growth rate ("CAGR") of AUM.

				LTM	EV/LTM
	Market Cap.(a)	Net Debt	Enterprise Value					3-Year AUM CAGR
Company Name				EBITDA	EBITDA		AUM
	(US$ in Millions)
Affiliated Managers Group Inc. (NYSE:AMG)	$5,080	$1,843	$6,923	$412	16.8	x	$279,700	0.6%
BlackRock, Inc. (NYSE:BLK)	34,825	1,947	36,772	2,984	12.3		3,450,000	36.4
Eaton Vance Corp. (NYSE:EV)	3,731	260	3,991	376	10.6		185,200	4.6
F&C Asset Management plc (LSE:FCAM)	640	160	800	94	8.5		169,000	(6.5)
Federated Investors, Inc. (NYSE:FII)	2,670	144	2,813	337	8.3		341,300	4.2
GAMCO Investors, Inc. (NYSE:GBL)	1,386	(181)	1,205	93	12.9		26,100	(1.2)
Janus Capital Group Inc. (NYSE:JNS)	2,275	386	2,661	294	9.1		160,800	(8.0)
Och-Ziff Capital Management Group LLC (NYSE:OZM)	1,291	1,041	2,331	432	5.4		26,500	(7.4)
Waddell & Reed Financial Inc. (NYSE:WDR)	2,949	(152)	2,797	246	11.4		75,967	5.4
Median	$2,670		$2,797	$337	10.6	x	$169,000	0.6%
Mean(b)	2,769		3,246	313	10.4		176,924	(0.0)

Source:
Capital IQ and Company Filings
Notes:
EBITDA adjusted for unusual and nonrecurring items
(a)
Market Capitalization is as of December 14, 2010
(b)
Mean is calculated without the highest and lowest value

        While TM Capital considered these multiples in valuing the Company's Investment Management business, the Company's AUM of $10.1 billion as of October 1, 2010 was considerably lower than that of any of the selected publicly traded companies, and its 3-year AUM CAGR of (12.9%) was lower than that experienced by any of the selected publicly traded companies. Therefore, TM Capital believes that the appropriate EBITDA multiple to be applied to the Company's Investment Management business should be lower than the median of the selected companies.

Precedent Transactions Analysis

        TM Capital analyzed 19 historical transactions announced by investment managers and CLO managers from January 2008 to December 2010. TM Capital selected these transactions based on the following criteria: (i) the target was engaged in the business of investing in credit investments and structured products such as CLOs and CDOs; and (ii) the target was headquartered in North America or developed European economies. TM Capital selected the transactions used in the Precedent Transactions Analysis based on the target company's general similarity to the Company. The target companies included in this analysis were:

  •
  GSC Group

  •
  BlueBay Asset Management

  •
  CypressTree Investment Management

54

  •
  Reams Asset Management Company

  •
  F&C Asset Management

  •
  Stanfield Capital Partners

  •
  Cratos Capital Partners, LLC

  •
  The Churchill Financial Group

  •
  CN Credit Investments Group

  •
  Metropolitan West Asset Management

  •
  Lyon Capital Management, L.L.C.

  •
  Insight Investment Management Limited

  •
  Rabobank Nederland, CLO Business

  •
  Aladdin Capital Management LLC

  •
  Gulf Stream Asset Management, LLC

  •
  ING Ghent Asset Management, LLC

  •
  Ore Hill Partners LLC

  •
  Highbridge Capital Management, LLC

  •
  GSO Capital Partners LP

        The following table shows for the selected precedent transactions the implied equity and enterprise value of the target, when available, and the multiples of their enterprise value to LTM Revenue and EBITDA, when available. As with the selected public companies, TM Capital considered these multiples in valuing the Company's Investment Management business. As the table below illustrates, there were only two transactions for which public information was available. TM Capital notes that acquisition valuations in the CLO space can vary widely based on a number of factors including, but not limited to: (i) the nature of the AUM being acquired, (ii) the structures of the individual collateral pools being acquired, (iii) the health of the underlying portfolios being acquired, (iv) the weighted average remaining lives of the assets being acquired, (v) the structure of the acquisition and contingent payments, and (vi) whether the transaction involves the acquisition of the manager in whole or just the management contracts of individual asset pools. Given the lack of data points from precedent transactions, TM Capital believes that the "Precedent Transaction Analysis" is inconclusive and

55

therefore, not useful in determining the implied valuation of the Company or the combined company following the consummation of the Merger.

					Operating Statistics		Transaction Value/
			Equity Value	Enterprise Value
Target	Acquiror	Category			Revenue	EBITDA	Revenue		EBITDA
			USD in millions
GSC Group	Black Diamond Capital Management	CLO	$235.0	$235.0	—	—	—		—
BlueBay Asset Management plc	Royal Bank of Canada	Investment Management	1,521.3	871.3	129.9	42.0	6.7		20.8
CypressTree Investment Management Company Inc.	Commercial Industrial Finance Corp.	CLO	—	—	—	—	—		—
Reams Asset Management Company LLC	Scout Investment Advisors, Inc.	Investment Management	42.0	43.0	—	—	—		—
F&C Asset Management plc	Sherborne Investors Management	Investment Management	488.5	410.9	224.5	59.7	1.8		6.9
Stanfield Capital Partners, Portfolio of Credit Assets	Carlyle Group Limited	CLO	—	—	—	—	—		—
Cratos Capital Partners, LLC	JMP Group Inc.	CLO	—	—	—	—	—		—
The Churchill Financial Group	Olympus Partners	CLO	—	—	—	—	—		—
CN Credit Investments Group	Deerfield Capital Corp. (NasdaqCM:DFR)	CLO	25.0	32.5	—	—	—		—
Metropolitan West Asset Management, LLC	The TCW Group, Inc.	Investment Management	—	—	—	—	—		—
Lyon Capital Management, L.L.C.	Tetragon Financial Group Limited	CLO	10.0	10.0	—	—	—		—
Insight Investment Management Limited	BNY Mellon	Investment Management	371.1	233.3	—	—	—		—
Rabobank Nederland, CLO Business	Alcentra NY LLC	CLO	—	—	—	—	—		—
Aladdin Capital Management LLC	Mitsubishi Corporation	CLO	200.0	200.0	—	—	—		—
Gulf Stream Asset Management, LLC	Istithmar World Capital P.J.S.C.	CLO	—	—	—	—	—		—
ING Ghent Asset Management, LLC	Rogge Global Partners PLC	Investment Management	—	—	—	—	—		—
Ore Hill Partners LLC	Man Group plc	CLO	—	—	—	—	—		—
Highbridge Capital Management, LLC	JPMorgan Asset Management	CLO	—	—	—	—	—		—
GSO Capital Partners LP	The Blackstone Group	CLO	635.0	920.3	—	—	—		—
						Median	4.3	x	13.8	x
						Mean	4.3	x	13.8	x

Source:
Capital IQ, Company SEC Filings, industry research and TM Capital estimates

Valuation and EPS Accretion/Dilution Analyses

        In order to evaluate the impact the Merger may have on the value of the Company's business, TM Capital reviewed the implied exit valuation per share and earnings per share projected following the proposed transaction. These results were compared to the projected results for the Company's standalone business assuming it does not consummate the proposed transaction.

        The projections utilized in this analysis were subject to various assumptions provided to TM Capital through discussions with the Special Committee and the management of the Company. These assumptions included the consummation of the Proposed Transaction, the rate of accumulation of AUM achieved in various scenarios, the synergies achieved after the transaction, and other various business assumptions. In all cases, the Convertible Notes held by Bounty are treated as-if-converted when in-the-money.

        In order to project future cash flows of the standalone company business, TM Capital relied on certain "base case" projections and assumptions which were provided to TM Capital by the Company's management, including the following:

  •
  the CIFC deal does not close;

56

  •
  the Company adds $375 million of new AUM each year beginning in Q3 2011;

  •
  existing AUM is run-off assuming a constant default rate ("CDR") of 2% and a constant Prepayment Rate ("CPR") of 20%; and

  •
  new AUM projections also assume a CDR of 2%, 70% recovery rate, senior fees of 15 bps and subordinate fees of 35 bps.

        In order to project future cash flows of the combined businesses, TM Capital relied on certain "base case" projections and assumptions, which were mutually agreed upon by the Company's and CIFC's management teams and provided to TM Capital, including the following:

  •
  the business adds $750 million of AUM each year beginning in Q3 2011

  •
  the transaction closes 3/31/2011;

  •
  existing AUM is run-off using a CDR of 2% and CPR of 20%; and

  •
  the combined business is able to achieve significant expense synergies within the first two quarters following the closing of the Proposed Transaction.

        TM Capital performed separate analyses to value each of the Investment Management and Principal Investment segments of the Company's business. After valuing each business segment separately, TM Capital combined the valuation to arrive at a value for the standalone company business.

        In order to value the Company's Investment Management business, TM Capital applied a 6x multiple to the segment's EBITDA in each of the projected years. This multiple was based on a review of the multiples of the selected publicly comparable companies, as adjusted to reflect TM Capital's judgment regarding the material differences between the Company and the publicly comparable companies included in the analysis. See the section in this proxy statement entitled "Proposal No. 1—The Merger Proposal—Opinion of TM Capital Corp. & Summary of Analysis—Comparable Public Company Analysis."

        In order to value the Company's Principal Investment business, TM Capital performed a discounted cash flow analysis based on the projected cash flows of the principal investments. The various cash flows from these debt and equity investments were discounted using rates that range from 8.22% to 22.41%.

        The table below illustrates the exit value per share of the standalone company business, in the projected periods, based on the assumptions discussed above.

Pro Forma Valuation Metrics	12/31/2011	12/31/2012	12/31/2013
Implied exit value/common share
Implied equity value	$34,034	$101,312	$102,780
Total common shares outstanding (Convertible Notes convert if in-the-money)	11,648	15,780	15,780
Implied exit value per share	$2.92	$6.42	$6.51

57

        The table below illustrates the exit value per share of the combined businesses, in the projected periods, based on the assumptions discussed above.

Pro Forma Valuation Metrics	12/31/2011	12/31/2012	12/31/2013
Implied exit value/common share
Implied equity value	$154,401	$247,609	$266,001
Total common shares outstanding (Convertible Notes convert if in-the-money)	24,871	24,871	24,871
Implied exit value per share	$6.21	$9.96	$10.70

        TM Capital examined various scenarios and sensitivities to the assumptions provided to TM Capital. These scenarios included various assumptions for the accumulation of AUM and the multiple of EBITDA applied to the investment management business.

        In all scenarios, the Merger is projected to be accretive on a non-GAAP earnings per share basis and to increase the implied projected exit value of the Company's Common Stock whether or not the Convertible Notes are converted.

Controlled Company Exemption Analysis

        As a result of the Merger, and pursuant to the Amended and Restated Stockholders Agreement, there will be a significant governance change, which will result in the Company becoming a "controlled company" as defined by applicable NASDAQ Marketplace Rules. In order to review the impact this transition may have on the value of the Company's business, TM Capital reviewed instances in which public companies have transitioned to or from utilization of the controlled company exemption. Further, TM Capital reviewed the stock performance of public companies that qualify for the exemption and elect to use it, the stock performance of public companies that qualify for the exemption and do not elect to use it, and their relative performance to the S&P 500 over the past year. Further, TM Capital reviewed independent research relating to corporate governance issues, including board independence, and their impact on a business' operating performance. In all instances, TM Capital observed that utilization of the controlled company exemption does not appear to materially negatively influence the performance of the company's stock or underlying business fundamentals.

Summary of Analyses

        TM Capital observed that:

  •
  even with the benefit of the CNCIM Transaction, the Company's CLO AUM are steadily declining, and the combination of this decline along with the Company's cost structure limits the profitability potential of its investment management business;

  •
  the acquisition of CIFC is expected to (i) substantially increase CLO AUM, (ii) increase and extend the life of investment management revenues, and (iii) present opportunities for substantial cost structure and other consolidation synergies;

  •
  the combination of the Company and CIFC is expected to create a stronger platform, which is likely to be better positioned to capture future managed assets;

  •
  the acquisition would result in the issuance of shares to CIFC's owners which would constitute a significant proportion of the Company's outstanding shares, and would also require future cash consideration;

58

  •
  in addition, completion of the Proposed Transaction will involve significant costs, and to achieve the forecast synergies, significant one-time expenditures will be required, including severance and lease termination costs and transaction fees and expenses;

  •
  the implementation of a planned management incentive plan in connection with the Proposed Transaction may also result in future dilution to stockholders;

  •
  the Company's management's forecasts indicate that (i) the addition of CIFC's investment management revenue, (ii) the realization of consolidation synergies, and (iii) a projected increase in the capture of new AUM will substantially increase the profitability of the Company's investment management business;

  •
  the increase in aggregate value resulting from these improvements is forecast to more than offset the dilutive effect of the share issuances to CIFC's stockholders and the cash costs related to the acquisition and consolidation;

  •
  the acquisition is projected to increase forecast exit values on a per share basis for the stockholders of the Company;

  •
  it is proposed as part of the Proposed Transaction that Bounty and CIFC's stockholders, who would together own a controlling interest in the Company, would enter into the Amended and Restated Stockholders Agreement which would result in the Company utilizing the "controlled company" exemption pursuant to NASDAQ regulations;

  •
  the utilization of the exemption would eliminate certain requirements for director independence and the establishment of certain board committees; and

  •
  TM Capital's analysis indicates that the choice of majority-controlled companies to utilize or not utilize the controlled company exemption does not appear to materially affect stockholder value.

Fees and Expenses

        The TM Capital engagement letter with the Company, dated October 11, 2010, provides that, for its services, TM Capital is entitled to receive a fee of $175,000 from the Company, which was paid as follows: a $50,000 non-refundable retainer upon execution of the engagement letter, and $125,000 upon TM Capital's delivery of their opinion. No portion of the fee paid to TM Capital was contingent upon the consummation of the Merger. The engagement letter also provides that TM Capital will be paid additional fees at its standard hourly rates for any time incurred should TM Capital be called upon to support its findings subsequent to the delivery of the opinion. In addition, the Company has agreed to reimburse TM Capital for its reasonable out-of-pocket expenses and to indemnify TM Capital and certain related persons against liabilities arising out of TM Capital's services as a financial advisor to the Special Committee. TM Capital may provide valuation and financial advisory services to the Company or the Board (or any committee thereof) in the future. Robert C. Grien, a Managing Director of TM Capital, served as President of the Company and was employed by DCM until November 6, 2008, and received compensation from DCM until January 13, 2009.

Effect of the Merger on Existing Stockholders

        The Stock Issuance will significantly dilute the Common Stock ownership of the Company's existing stockholders.

  •
  Assuming the issuance of the 9,090,909 Merger Shares to CIFC Parent and no other issuances of shares as of the Closing Date, CIFC Parent and Bounty would own approximately 44.4% and 22.2%, respectively, of the Company's Common Stock issued and outstanding as of the Record Date on a pro forma basis, and your ownership will have been diluted by that amount.

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  •
  Assuming the issuance of the Merger Shares to CIFC Parent, if in addition Bounty elects to convert the entire $25 million in aggregate principal amount of the Convertible Notes on the Closing Date, the Company would expect the amount of Conversion Shares to be approximately 4,132,231. In such event, CIFC Parent and Bounty would own approximately 36.9% and 35.2%, respectively, of the Company's Common Stock issued and outstanding as of the Record Date on a pro forma basis.

  •
  Assuming the issuance of the Merger Shares to CIFC Parent, if in addition Bounty elects to convert the entire $25 million in aggregate principal amount of the Convertible Notes on the business day immediate preceding the maturity date thereof, and the Company elects to pay the maximum permitted amount of PIK Interest from now until such date (the Company has not elected to pay PIK Interest to date), the Company would expect the amount of Conversion Shares to be approximately 5,208,869. In such event, CIFC Parent and Bounty would own approximately 35.4% and 38.0%, respectively, of the Company's Common Stock issued and outstanding as of the Record Date on a pro forma basis.

        Upon the consummation of the Transactions, the size of the Board will be increased by two directors so that upon such increase, the Board will consist of eleven directors. The Amended and Restated Stockholders Agreement provides that for as long as CIFC Parent and Bounty hold at least 25% of the outstanding Common Stock (including shares issuable upon conversion of the Convertible Notes), each of CIFC Parent and Bounty will have the right to designate three directors to the Board. If CIFC Parent or Bounty holds less than 25% but 15% or more of the outstanding Common Stock (including shares issuable upon conversion of the Convertible Notes), then such investor will have the right to designate up to two directors to the Board, and if either investors holds less than 15% but 5% or more of the outstanding Common Stock (including shares issuable upon conversion of the Convertible Notes), then such investor will have the right to designate one director to the Board. The Amended and Restated Stockholders Agreement also provides that, initially, CIFC Parent and Bounty may jointly designate three independent directors to the Board, subject to the approval of the Special Committee. As a result, the directors elected to the Board by CIFC Parent and Bounty may exercise significant influence on matters considered by the Board. CIFC Parent and Bounty may have interests that diverge from, or even conflict with, those of the Company and its other stockholders. See the section of this proxy statement entitled "Proposal No. 1—Other Material Agreements Relating to the Merger—The Amended and Restated Stockholders Agreement" for more information.

The Board, New Directors and Chief Executive Officer

        The current size of the Board is nine directors consisting of: Jason Epstein, Robert E. Fischer, Andrew Intrater, Robert B. Machinist, Richard A. Mandell, Stuart I. Oran, Peter H. Rothschild, Daniel K. Schrupp and Jonathan W. Trutter. Upon consummation of the Transactions, the classified structure of the Board will be eliminated, and the size of the Board will be increased to eleven directors. Of the current directors, Messrs. Rothschild, Fischer, Mandell, Oran and Schrupp have tendered their resignations from the Board subject to and effective upon the completion of the Merger and the effective time of the Charter Amendments. Such resignations will be automatically revoked in the event of and effective upon the termination of the Merger Agreement. These resignations, in addition to the increase of the Board size from nine to eleven directors, will create seven vacancies on the Board. In anticipation of, and subject to the closing of the Transactions, in accordance with the terms of the Amended and Restated Stockholders Agreement, effective only following the closing of the Transactions, the Board has elected the following new directors to the Board: Samuel P. Bartlett, Michael R. Eisenson, Tim R. Palmer, Peter Gleysteen, Paul F. Lipari, Frederick Arnold and Frank C. Puleo. Each of the remaining directors, namely, Messrs. Epstein, Intrater, Machinist and Trutter has executed an acknowledgement and consent, which becomes effective following the closing of the Transactions and which acknowledges and consents to shortening his term of office as a director

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from the end of the current term of his director class to the next annual meeting of stockholders of the Company and until his successor is duly elected, appointed or qualified, or until his earlier death, resignation or removal.

        In light of the foregoing, if the Merger Proposal and the Charter Amendments are approved as described in this proxy statement, after the consummation of the Transactions and the Reincorporation, the following individuals are expected to comprise the Board: (i) as the CIFC Parent designees: Samuel P. Bartlett, Michael R. Eisenson and Tim R. Palmer, (ii) as the Bounty designees: Jason Epstein, Andrew Intrater and Paul F. Lipari; (iii) as the designated independent directors: Frederick Arnold, Robert B. Machinist and Frank C. Puleo; and (iv) as members of Company management: Peter Gleysteen and Jonathan W. Trutter. The following tables provide the name, age, business background and specific individual qualifications and skills of the aforementioned individuals. For more information about CIFC Parent's and Bounty's right to designate directors to the Board, see the section of this proxy statement entitled "Proposal No. 1—Other Material Agreements Relating to the Merger—Amended and Restated Stockholders Agreement—Board Composition."

CIFC Parent Designees

Name	Age	Biography
Samuel P. Bartlett	38	Mr. Bartlett is a Managing Director of Charlesbank Capital Partners, LLC, a private investment firm located in Boston, Massachusetts with an office in New York. Prior to joining Charlesbank in 1999, Mr. Bartlett was employed by Bain & Company, where he worked in the private equity and general practice areas. Mr. Bartlett has extensive business and transaction experience obtained from leadership roles in private equity investing in the oil and gas, consumer products, industrial services and financial services industries, as well as from his active involvement with, and service on various boards of directors of, privately held Charlesbank portfolio companies. Mr. Bartlett received a B.A., magna cum laude, from Amherst College.

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Michael R. Eisenson	55	Mr. Eisenson is a Managing Director, the Chief Executive Officer and co-founder of Charlesbank Capital Partners, LLC. Prior to co-founding Charlesbank in 1998, Mr. Eisenson was the president of Harvard Private Capital Group, Charlesbank's predecessor. He began his tenure at Harvard Management Company in 1986 as managing director. Before joining Harvard Management, Mr. Eisenson was with The Boston Consulting Group, a corporate-strategy consulting firm. Mr. Eisenson is currently a member of the board of directors of Animal Health International, Inc., BlueKnight Energy Partners and Penske Auto Group, Inc., as well as several privately held Charlesbank portfolio companies. In the previous five years, he was formerly a director of Catlin Group, Ltd., Caliper Life Sciences, CCC Information Services Group, Inc., Playtex Products, Inc., Universal Technical Institute, Inc. and Xenogen Corporation. Mr. Eisenson has extensive business, legal and transaction experience obtained from his leadership role at Charlesbank, his active involvement with various Charlesbank portfolio companies and his prior consulting work. Mr. Eisenson received a B.A., summa cum laude, from Williams College and an M.B.A. and J.D. from Yale University.

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Name	Age	Biography
Tim R. Palmer	53	Mr. Palmer is a Managing Director and co-founder of Charlesbank Capital Partners, LLC. Prior to co-founding Charlesbank in 1998, Mr. Palmer was a managing director of Harvard Private Capital Group, which he joined in 1990. Previously, Mr. Palmer was with The Field Corporation, a private equity firm based in Chicago, where he was responsible for private investments in the media and communications industries. Prior to joining Field, he practiced law for several years with Sidley Austin LLP, Chicago, primarily in the areas of corporate finance and mergers and acquisitions. Mr. Palmer serves on the boards of several privately held Charlesbank portfolio companies. Mr. Palmer has extensive business, legal and transaction experience obtained from his leadership role at Charlesbank, his active involvement with various Charlesbank portfolio companies, and his prior business and legal work. Mr. Palmer received a B.A. from Purdue University, a J.D. from the University of Virginia and an M.B.A. from the University of Chicago.

Bounty Designees

Name	Age	Biography
Jason Epstein (current director of the Company)	36	Mr. Epstein has been a partner of Columbus Nova, a private investment firm with offices in New York and Charlotte, since February 2002. At Columbus Nova, Mr. Epstein has been primarily responsible for private investment activities. In 1998, Mr. Epstein founded eLink Communications, a provider of broadband, networking and application services, and served as its Chief Executive Officer for three years, until September 2001. Before founding eLink, Mr. Epstein was also an initial employee of Catalyst Health Solutions, Inc., a full-service pharmacy management company listed on the NASDAQ under the symbol "CHSI." Mr. Epstein has twice been a finalist for the Ernst & Young Entrepreneur of the Year Award and was named one of forty "Rising Stars" in the Washington Business Forward's "The Next Network." Mr. Epstein has extensive business and transaction experience obtained from leadership roles in the telecommunications, healthcare and asset management sectors, as well as service on various board of directors of portfolio companies. Mr. Epstein received a B.A. from Tufts University and currently serves on the University's Board of Overseers of the School of Liberal Arts.

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Name	Age	Biography
Andrew Intrater (current director of the Company)	48

Mr. Intrater has been the Chief Executive Officer of Columbus Nova, a private investment firm with offices in New York and Charlotte, since January 2000. Mr. Intrater is also a former director of Renova Management, a global leader in energy, base metals and mining industries, and also currently a member of the Executive Board of Renova Management. Columbus Nova is the U.S.-based affiliate of the Renova Group of companies, one of the largest Russian strategic investors in the metallurgical, oil, machine engineering, mining, chemical, construction, housing & utilities and financial sectors. The Renova Group of companies is a shareholder of leading mining and industrial entities in the Russian and global business communities, such as TNK-BP and US RUSAL. From March 1993 until the end of 1999, Mr. Intrater served as President and Chief Operating Officer of Oryx Technology Corp., and its predecessor, ATI, a leading manufacturer of semi-conductor testing equipment, based in Silicon Valley. Mr. Intrater also served as Chairman of the Board of Directors of Moscow Cablecom Corp. from 2005 to 2007. Mr. Intrater is also a member of the Board of Directors of Oryx Technology Corp. and Ethertouch, Ltd. Mr. Intrater has over 25 years of experience in general management, including business and transaction experience obtained from leadership roles in the technology and asset management sectors, as well as over 16 years of service on the boards of directors of other public companies. Mr. Intrater received a B.S. from Rutgers University.

Paul F. Lipari	42

Mr. Lipari has been a senior managing partner of Columbus Nova, a private investment firm with offices in New York and Charlotte, since 2006. Columbus Nova manages fixed income, private equity and real estate assets. Prior to joining Columbus Nova, Mr. Lipari was a partner and founder of Hudson Capital Advisors, LLC, a financial advisory boutique focused on debt and equity private placement, mergers and acquisitions and sourcing principal opportunities. From 2001 to 2003, Mr. Lipari worked for Trimaran Capital Partners, where he primarily focused on media and telecommunications investments. From 1997 to 2001, Mr. Lipari worked as an Executive Director in the leveraged finance group for CIBC World Markets and worked on a variety of senior bank debt, high yield debt and private/public equity transactions. While in the leveraged finance group at CIBC, Mr. Lipari spent considerable time working on numerous financings for Global Crossing and was partially responsible for monitoring CIBC's private equity investment in Global Crossing. Mr. Lipari was a member of the board of directors for Global

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Name	Age	Biography
Crossing prior to 2000. Before joining CIBC World Markets,

Mr. Lipari worked at Salomon Brothers Inc., where he was an associate in their high yield group and an analyst in their merchant banking group. Mr. Lipari has extensive business experience obtained from advising and investing in many sectors, including, but not limited to, financial services, manufacturing, media and telecommunications, healthcares services, defense and energy. Mr. Lipari received a B.A. from Yale University and an M.B.A. from The Amos Tuck Business School at Dartmouth College.

Independent Directors

Name	Age	Biography
Frederick Arnold	56	Mr. Arnold has held a series of senior financial positions, most recently, from September 2009 to January 2011, serving as executive vice president, chief financial officer and member of the executive committee of Capmark Financial Group, Inc. Previously, he served as executive vice president of finance for Masonite Corporation from 2006 to 2007. While at Willis Group from 2000 to 2003, Mr. Arnold served as chief financial officer and administrative officer of Willis North America, as group chief administrative officer of Willis Group Holdings, Ltd. and as executive vice president of strategic development for Willis Group Holdings, Ltd. He also served as a member of the Willis Group executive committee while holding the latter two positions. In October 2009, while Mr. Arnold was an executive officer, Capmark Financial Group, Inc. filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Prior to these roles, Mr. Arnold spent 20 years as an investment banker, primarily at Lehman Brothers and Smith Barney, where he served as managing director and head of European corporate finance. During this time, his practice focused on originating and executing mergers and acquisitions and equity financings across a wide variety of industries and geographies. Mr. Arnold has extensive business and transaction experience obtained from his investment banking career and from his leadership roles in the services, manufacturing and asset management sectors. Mr. Arnold received a B.A., summa cum laude, from Amherst College, a J.D. from Yale University and an M.A. from Oxford University.

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Name	Age	Biography
Robert B. Machinist (current director of the Company)	57

Mr. Machinist has been a member of the Board since December 2004. He is currently Chairman of the Board of Advisors of MESA, a leading merchant bank specializing in media and entertainment industry transactions. Mr. Machinist also runs a private family investment company. In addition, he is a member of the boards of directors of United Pacific Industries, a publicly-listed Hong Kong company, and Maimonides Medical Center. He was the Chairman of Atrinsic, a publicly-listed interactive media company, through 2008. From 1998 to December 2001, Mr. Machinist was managing director and head of investment banking for the Bank of New York and its Capital Markets division. From January 1986 to November 1998, he was president and one of the principal founders of Patricof & Co. Capital Corp. (and its successor companies), a multinational investment banking business, until its acquisition by the Bank of New York. Mr. Machinist has extensive capital markets and investment banking expertise and financial skills obtained through leadership positions with investment and merchant banking firms and service on the board of directors of other public companies. Mr. Machinist received a B.A. from Vassar College.

Frank C. Puleo	65

Mr. Puleo has served as an independent director at Syncora Capital Assurance Corporation since October 2009. Mr. Puleo has been a director of Apollo Investment Corporation since February 2008 and is a current member of the board of directors of CIFC and CIFC Parent. Mr. Puleo has also served as a director of SLM Corporation (Sally Mae) since May 2008 and Capital Markets Engineering & Trading (CMET) Holdings, LLC since June 2007. Previously, he was a Partner at Milbank, Tweed, Hadley & McCloy LLP from 1978 to 2006. Mr. Puleo advised clients on structured finance transactions, bank, and bank holding company regulatory and securities law matters. He served as the Co-Chairman of Global Finance Group at Milbank, Tweed, Hadley & McCloy LLP from 1995 to 2006. Mr. Puleo was a member of the firm's executive committee for 12 years, ending in 2003, at Milbank, Tweed, Hadley & McCloy LLP. Mr. Puleo has extensive business experience obtained from leadership roles in the financial sector. Mr. Puleo received a B.S.E. from Princeton University and a J.D. from the New York University School of Law.

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Management Directors

Name	Age	Biography
Peter Gleysteen	59	Mr. Gleysteen is the founder, CEO and Co-Chief Investment Officer of CIFC. Prior to founding CIFC, Mr. Gleysteen was employed at JPMorgan Chase and its banking and securities subsidiaries (and at its predecessor institutions, Chase Manhattan Corp. and Chemical Banking Corp.), where he co-founded and was the executive responsible for the global loan syndications business and the corporate loan portfolio. Mr. Gleysteen was a member of Chase Manhattan's Management and Credit Committees, and co-chair of the Investment Banking Division Balance Sheet Committee. Upon the combination of Chase Manhattan Corp. and JP Morgan & Co., Mr. Gleysteen served as Chief Credit Officer of JPMorgan Chase & Co. Prior to joining what became the syndications group in Chemical Bank's Treasury Division (before the merger of Chemical Banking Corp. and Manufacturers Hanover Corp.), Mr. Gleysteen was a banker in the International Banking Division and then the Corporate Banking Division. Mr. Gleysteen joined Chemical Bank's Management & Credit Training Program in 1975. Mr. Gleysteen has extensive business and management experience obtained from leadership roles at JPMorgan Chase and CIFC and in the banking and financial services sectors, including integration of complex businesses through acquisition or merger. Mr. Gleysteen is currently the Chairman of the Boards of Directors of CIFC and CIFC Parent, is a member of the Council on Foreign Relations and a Trustee of the Mystic Seaport Museum. Mr. Gleysteen received a B.A. from Trinity College and an M.B.A. from The University of Chicago.
Jonathan W. Trutter (current director of the Company)	52

Mr. Trutter is the current Chief Executive Officer of the Company and a member of the Board. Mr. Trutter has been a member of the Board since November 2004 and the Chief Executive Officer since December 2004. Mr. Trutter is also the Chief Executive Officer and Chief Investment Officer of DCM and Co-Head of DCM's bank loan investment team. Mr. Trutter joined DCM in 2000. From 1989 to 2000, he was a Managing Director of Scudder Kemper Investments, an investment manager, where he directed the Bank Loan / Private Placement Department. Over the last ten years, Mr. Trutter has held leadership roles within the Company through which he has obtained a detailed knowledge and valuable perspective and insight into the Company's business and strategy.

Preemptive Rights

        The Amended and Restated Stockholders Agreement expands the preemptive rights of Bounty under the existing Stockholders Agreement and extends those rights to CIFC Parent. Pursuant to the Amended and Restated Stockholders Agreement, for so long as each of CIFC Parent and Bounty beneficially own at least 5% of the Company's issued and outstanding Common Stock (assuming conversion of the Convertible Notes), if the Company proposes to issue any equity interests of the

67

Company or any of its subsidiaries, including shares of Common Stock, other capital stock or convertible securities, then each of CIFC Parent and Bounty will have the right to purchase up to its pro rata portion of such equity interests at the same purchase price as the Company's proposed issuance to other purchasers. See the section of this proxy statement entitled "Proposal No. 1—Other Material Agreements Relating to the Merger—The Amended and Restated Stockholders Agreement—Preemptive Rights" for more information.

Regulatory Approvals

        The Merger is subject to clearance under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "HSR Act"). Under the HSR Act, and the rules promulgated thereunder by the Federal Trade Commission (the "FTC"), the Merger may not be completed until the Company and CIFC file a notification and report form with the FTC and the Antitrust Division of the Department of Justice (the "Antitrust Division") and the applicable waiting period has expired or been terminated. The Company and CIFC filed such notification and report forms on January 24, 2011 and requested early termination of the waiting period. The Company and CIFC received clearance from the FTC and the Antitrust Division on February 1, 2011.

        The Antitrust Division and the FTC routinely evaluate the legality under the antitrust laws of proposed mergers and acquisitions. At any time before or after the consummation of any such transactions, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, such as seeking to enjoin the Merger, seeking the divestiture of assets or imposing other conditions. Private parties and state attorneys general may also bring legal actions under the antitrust laws seeking similar remedies. There can be no assurance that a challenge to the Merger on antitrust grounds will not be made or, if such a challenge is made, what the result will be.

Dissenter or Appraisal Rights

        Under applicable Maryland law, the Company's stockholders do not have dissenter or appraisal rights in connection with the Merger Proposal or the other matters being voted upon at the Meeting.

Material United States Federal Income Tax Consequences of the Merger to the Company's Stockholders

        As the Company's stockholders are not receiving any consideration or exchanging any of their outstanding securities in connection with the Merger, it is not expected that the Merger will result in the recognition of taxable income by its stockholders for federal income tax purposes.

Accounting Treatment of the Merger

        The Company is the accounting acquirer of CIFC and will allocate the total Merger Consideration among the fair value of the assets acquired, a substantial portion of which are intangible assets, including goodwill.

Federal Securities Law Consequences; Resale Restrictions

        The Merger Shares to be issued to CIFC Parent will be issued in a transaction exempt from the registration requirements under Section 5 of the Securities Act, pursuant to Section 4(2) and Rule 506 under Regulation D. Therefore, the Merger Shares will be "restricted securities," and the issuance of these shares to CIFC Parent will not initially be registered under the Securities Act and as such will not

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be freely transferable. CIFC Parent may not sell their shares of Common Stock acquired in connection with the Merger except pursuant to:

  •
  an effective registration statement under the Securities Act covering the resale of those shares; or

  •
  an exemption under the Securities Act.

        Under Rule 144 of the Securities Act, CIFC Parent will be permitted to sell its shares of Common Stock if they satisfy certain requirements of Rule 144, including, to the extent applicable, with respect to volume limitations, manner of sale and the filing of a Form 144 with the SEC, and further provided that the Company has made available adequate current public information concerning the Company.

        On the Closing Date, the Company, CIFC Parent and Bounty will enter into an Amended and Restated Registration Rights Agreement pursuant to which the Company will grant registration rights to CIFC Parent and Bounty. See the section of this proxy statement entitled "Proposal No. 1—Other Material Agreements Relating to the Merger—The Amended and Restated Registration Rights Agreement" for more information.

Relationship to Other Proposals

        Adoption of this Proposal No. 1, the Merger Proposal, is contingent on obtaining stockholder approval of Proposal No. 2, the Charter Amendments, unless such condition is waived by both the Company and CIFC. If this Proposal No. 1 is approved, but Proposal No. 2 is not also approved, then the Merger Proposal will not be effected, unless such condition is waived by both the Company and CIFC. If Proposal No. 2 is approved, but this Proposal No. 1 is not approved, then neither of Proposal Nos. 1 or 2 will become effective. If both of Proposal Nos. 1 and 2 are approved, then both Proposals will become effective, regardless of whether Proposals No. 3 and 4 are approved.

Vote Required and Board Recommendation

        For the Merger Proposal, you may vote in favor of the proposal, against the proposal or abstain from voting. If a quorum is present, approval of this proposal requires the affirmative vote of a majority of all shares of outstanding Common Stock held by stockholders of record on the Record Date. Because the proposal requires the vote of a majority of the outstanding shares, a broker non-vote will have the same impact as a vote against the proposal.

        The Board unanimously recommends a vote FOR the Merger Proposal.

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THE MERGER AGREEMENT

        The following is a summary of the material terms and conditions of the Merger Agreement. This summary may not contain all the information about the Merger Agreement that is important to you. This summary is qualified in its entirety by reference to the full text of the Merger Agreement attached as Annex A to, and incorporated by reference into, this proxy statement. You are encouraged to read the Merger Agreement in its entirety because it is the legal document that governs the Merger.

Explanatory Note Regarding the Merger Agreement and the Summary of the Merger Agreement: Representations, Warranties and Covenants in the Merger Agreement Are Not Intended to Function or Be Relied on as Public Disclosures

        The Merger Agreement and the summary of its terms in this proxy statement have been included to provide information about the terms and conditions of the Merger Agreement. The terms and information in the Merger Agreement are not intended to provide any other public disclosure of factual information about the Company, CIFC, CIFC Parent or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement are made by the parties only for the purposes of the Merger Agreement and were qualified by, and subject to, certain limitations and exceptions agreed to by the parties in connection with negotiating the terms of the Merger Agreement, including exceptions and other information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement which are not included in this proxy statement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were not made to establish matters as facts but were made solely for the benefit of the parties to the Merger Agreement and were negotiated for the purpose of allocating contractual risk among the parties to the Merger Agreement, including establishing the circumstances in which the parties may have the right not to complete the transactions contemplated by the Merger Agreement, or a party may have the right to terminate the Merger Agreement if the representations and warranties of another party prove to be untrue due to a change in circumstance or otherwise.

        The representations and warranties may also be subject to a contractual standard of materiality or material adverse effect different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases may be qualified by disclosures made by one party to the other, which are not necessarily reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement, and subsequent developments or new information qualifying a representation or warranty may have been included in or incorporated by reference into this proxy statement.

        For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone or relied upon as characterizations of the actual state of facts or condition of the Company, CIFC, CIFC Parent or any of their respective subsidiaries or affiliates. Instead, such provisions or descriptions should be read only in conjunction with the other information provided elsewhere in this document or incorporated by reference into this proxy statement.

 The Merger

        Upon the terms and subject to the conditions set forth in the Merger Agreement, the Merger will be consummated in two steps: (i) First MergerSub, a wholly owned subsidiary of the Company, will merge with and into CIFC, with CIFC continuing as the Intermediate Surviving Entity, and (ii) the Intermediate Surviving Entity (as a wholly-owned subsidiary of the Company) will merge with and into Second MergerSub, with Second MergerSub continuing as the surviving entity, New CIFC. Following the Merger, (x) New CIFC will be a wholly-owned subsidiary of the Company and (y) the Company will continue to be a publicly traded company listed on the NASDAQ.

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 Merger Consideration

        As consideration for the Merger, CIFC Parent will receive (i) the Merger Shares, consisting of 9,090,909 shares of newly-issued Common Stock, (ii) payments totaling $7.5 million in cash payable in three equal installments of $2.5 million (subject to certain adjustments) on the Closing Date and on the first and second anniversaries of the Closing Date, and (iii) the first $15 million of incentive fees received by the combined company from the CIFC Incentive Fee CLOs, 50% of any such additional incentive fees received by the combined company over the next ten years from the CIFC Incentive Fee CLOs and, pursuant to the Put/Call Agreement, payments relating to the present value of certain management incentive fees payable to CIFC after the tenth anniversary of the Closing Date. The cash consideration paid by the Company in the Merger is subject to a post-closing purchase price adjustment to adjust for cash on hand in CIFC on the Closing Date with the purpose of effecting a cash free transaction. If the Transactions are consummated, the Company has the obligation to pay or reimburse CIFC Parent for expenses incurred by CIFC Parent and CIFC in connection with the Transactions, and such expenses are expected to be approximately $2.5 million.

Representations and Warranties

        The Merger Agreement contains representations and warranties made by the Company, the MergerSubs, CIFC and CIFC Parent as of specific dates. For important information relating to the representations and warranties, see the section of this proxy statement entitled "Proposal No. 1—The Merger Agreement—Explanatory Note Regarding the Merger Agreement and the Summary of the Merger Agreement: Representations, Warranties and Covenants in the Merger Agreement Are Not Intended to Function or Be Relied on as Public Disclosures."

        The Merger Agreement contains customary representations and warranties by CIFC, limited representations and warranties by CIFC Parent, customary representations and warranties by the Company and limited representations and warranties by each of the MergerSubs.

        The representations and warranties by CIFC and CIFC Parent relate to a number of matters, including the following:

  •
  organization and good standing with respect to CIFC and CIFC Parent;

  •
  CIFC and CIFC Parent's authority to enter into the Merger Agreement and the documents related thereto and the enforceability of the Merger Agreement and the documents related thereto;

  •
  CIFC subsidiaries and investments;

  •
  CIFC Parent's ownership of CIFC and the capitalization of CIFC;

  •
  compliance with laws;

  •
  that the Merger Agreement and the documents related thereto do not violate the organizational documents of CIFC Parent, CIFC or the CIFC CLOs; do not conflict with or violate any laws applicable to CIFC Parent, CIFC or the CIFC CLOs; do not require consent under or conflict with any other agreement of CIFC Parent, CIFC or the CIFC CLOs; do not result in the creation of any lien upon the properties or assets of CIFC Parent, CIFC or the CIFC CLOs; and do not require any material governmental approvals or any material third party consents (other than certain exceptions);

  •
  financial statements;

  •
  the absence of certain changes and events since September 30, 2010;

  •
  the absence of certain undisclosed liabilities and no indebtedness for borrowed money;

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  •
  compliance with specific laws applicable to CIFC regarding the provision of investment management services;

  •
  the CIFC CLO management agreements and CIFC CLOs for which CIFC is the manager;

  •
  material contracts;

  •
  intellectual property owned or used by CIFC;

  •
  the absence of litigation and government orders;

  •
  tax matters, including as to CIFC's cumulative net operating loss carryforwards for U.S. federal income tax purposes;

  •
  employee benefit plans;

  •
  employment matters;

  •
  brokers and finders' fees;

  •
  independent investigation;

  •
  investment advisory activities;

  •
  legends to appear on certificates representing the Merger Shares;

  •
  affiliate transactions; and

  •
  completion of the acquisition by CIFC of CypressTree and accuracy of the representations and warranties in the acquisition documents related to CypressTree.

        The representations and warranties by the Company and each of the MergerSubs relate to a number of matters, including the following:

  •
  organization and good standing with respect to the Company and each of the MergerSubs;

  •
  the Company and MergerSubs' authority to enter into the Merger Agreement and the documents related thereto and the enforceability of the Merger Agreement and the documents related thereto;

  •
  Company subsidiaries and investments;

  •
  capitalization of the Company and capitalization and ownership of MergerSubs;

  •
  compliance with laws;

  •
  that the Merger Agreement and the documents related thereto do not violate the organizational documents of the Company or the CDOs managed by the Company or its affiliates (collectively, the "Company CDOs"); do not conflict with or violate any laws applicable to the Company or the Company CDOs; do not require consent under or conflict with any other agreement of the Company or the Company CDOs; do not result in the creation of any lien upon the properties or assets of the Company or the Company CDOs; and do not require any material governmental approvals or any material third party consents (other than certain exceptions);

  •
  SEC reports and financial statements;

  •
  the absence of certain changes and events since September 30, 2010;

  •
  the absence of certain undisclosed liabilities and no indebtedness for borrowed money;

  •
  compliance with specific laws applicable to the Company regarding the provision of investment management services;

72

  •
  the Company CDO management agreements and the Company CDOs;

  •
  material contracts;

  •
  intellectual property owned or used by the Company;

  •
  the absence of litigation and government orders;

  •
  tax matters;

  •
  employee benefit plans;

  •
  employment matters;

  •
  issuance of Company Common Stock in connection with the consummation of the transactions contemplated by the Merger Agreement;

  •
  brokers and finders' fees related to the transactions contemplated by the Merger Agreement;

  •
  independent investigation;

  •
  the absence of registration rights and voting rights;

  •
  investment advisory activities; and

  •
  affiliate transactions.

Treatment of Stock Options and Equity-Based Awards

        The Transactions will not result in accelerated vesting or payment of any awards granted under the Deerfield Capital Corp. First Amended and Restated Stock Incentive Plan.

Material Adverse Effect

        A number of the representations and warranties by CIFC Parent and CIFC with respect to CIFC are qualified by a CIFC Material Adverse Effect standard. A CIFC Material Adverse Effect is defined to mean any effect, event, circumstance or change that (i) is or would be reasonably likely to be, individually or in the aggregate, materially adverse to the business, condition (financial or otherwise) or results of operations of CIFC and its subsidiaries, taken as a whole, it being agreed that in the event of a cancellation of, notice of cancellation of, termination of, or removal for cause of CIFC or a subsidiary of CIFC as the collateral manager (including pursuant to any "key person" provision) under, or the acceleration, liquidation or optional redemption of securities issued by any CIFC CLO issuer, it shall be deemed to be materially adverse to CIFC, taken as a whole, only if the loss of the expected future revenue stream would decrease the aggregate net present value of the CIFC CLOs in excess of $5 million and for purposes of this calculation, the net present value of the management fees will be based upon a methodology and assumptions set forth in a schedule previously delivered to the Company or (ii) would reasonably be expected to prevent, or materially delay to after the outside date, the consummation of the Transactions contemplated by the Merger Agreement, other than in the case of:

  (a)
  any change in general economic, political or financial market conditions (including conditions in the stock markets or other capital markets and changes in interest or exchange rates);

  (b)
  any effect, event, circumstance or change resulting from a change in applicable law or accounting regulation or principle after the date of the Merger Agreement;

  (c)
  any effect, event, circumstance or change resulting from failure by CIFC to meet any projections, forecasts, revenues or earning predictions, estimates or budgets for any period prior to, on or after the date of the Merger Agreement (it being understood that the

73

    underlying circumstances, events or reasons giving rise to any such change can be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur); or

  (d)
  an outbreak or escalation of war, armed hostilities, acts of terrorism, political instability, natural catastrophe or other national or international calamity, crisis or emergency, or any governmental or other response to any of the foregoing, in each case, whether occurring within or outside the United States.

        In the case of (a), (b) and (d), such changes shall only be excluded to the extent that they do not have a disproportionate adverse effect on the business, financial condition, or results of operations of CIFC and its subsidiaries, taken as a whole, as compared to other persons engaged in the investment management business.

        Additionally, a number of the representations and warranties of the Company are qualified by a Company Material Adverse Effect standard. The definition of a Company Material Adverse Effect is substantially identical to the definition of CIFC Material Adverse Effect, except that the quantifiable loss threshold for the Company is $6 million.

Conduct of CIFC's Business and the Company's Business Pending Consummation of the Transactions

        CIFC and the Company have each agreed that during the period from the signing of the Merger Agreement, until the earlier of the Closing Date or the termination of the Merger Agreement, CIFC, on the one hand, and the Company, on the other hand, will, among other things, conduct their business in the ordinary course of business consistent with past practice, use commercially reasonable efforts to maintain their business and duly comply with all applicable laws.

        CIFC has also agreed that during the period from the signing of the Merger Agreement until the earlier of the Closing Date or the termination of the Merger Agreement, except as contemplated by the Merger Agreement or agreed to in writing by the Company (which consent will not be unreasonably withheld, conditioned or delayed), CIFC will not, and will cause its subsidiaries not to:

  •
  amend its organizational documents;

  •
  incur, assume or guarantee indebtedness or grant any lien (other than a permitted lien), except for indebtedness incurred in the ordinary course of business not in excess of $10,000 in the aggregate;

  •
  issue, sell, authorize, pledge, dispose of or otherwise encumber any equity interests of CIFC or any class of securities convertible into equity interests of CIFC;

  •
  split, combine, or reclassify any CIFC common stock;

  •
  repurchase, redeem or otherwise acquire equity interests of CIFC;

  •
  acquire, purchase, license or lease any business or any material assets or equity interests thereof, in excess of $250,000 (other than non-exclusive licenses of intellectual property in the ordinary course of business);

  •
  transfer, sell, lease, license, surrender, divert, cancel, abandon or allow to lapse or expire or otherwise dispose of any of its material assets (other than non-exclusive licenses of intellectual property in the ordinary course of business);

  •
  change in any material respect its method of accounting or any accounting principle or practice, except as may be required by changes in GAAP or law;

  •
  waive, reduce or defer any fee payable under any management agreement with a CIFC CLO or any organizational document of any CIFC CLO or CT CLO;

74

  •
  consent to any amendment or supplement to any document related to an offering of securities by any CIFC CLO or CT CLO;

  •
  cancel, terminate, amend or enter into, or assign or waive any material rights or claims under, any CIFC CLO management agreement, CypressTree management agreement or material contract;

  •
  merge or consolidate CIFC with or into any corporation or business organization or have CIFC enter into any joint venture or partnership agreement or similar contract;

  •
  except as required by law or existing benefit plans, or up to $2.9 million in bonuses payable to its employees in the ordinary course of business consistent with past practice, (i) establish, adopt, enter into, terminate or amend any benefit plan or any other bonus, profit sharing, deferred compensation, incentive or equity plan for the benefit of employees, former employees, consultants or directors of CIFC, (ii) grant any increase in the compensation of CIFC employees in excess of 10% or any increase in the compensation payable or to become payable to any of its former employees or current or former officers, consultants or directors, (iii) enter into, establish, amend, terminate or renew any employment, bonus, severance, termination pay, retirement or other similar agreement or arrangement that would trigger any key person clauses in any agreement with a CIFC CLO, (iv) accelerate the vesting or payment of compensation or benefits payable to any current or former employees, consultants, directors of CIFC, or otherwise pay any amounts not due to such individuals, or (v) loan or advance any money or other property to any of its current or former directors, officer or employees (except for advances to employees or officers of CIFC for expenses incurred in the ordinary course of business consistent with past practice);

  •
  adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

  •
  settle litigation or commit to settle litigation in excess of $50,000 or settle any litigation which materially restricts CIFC's business (including the Company's business post-closing);

  •
  declare or pay dividends or distributions;

  •
  enter into any new line of business;

  •
  form any subsidiary;

  •
  with respect to taxes, (i) make any change in any material tax accounting or reporting principles, periods, methods or practices, (ii) make, change or revoke any material tax election, (iii) settle or compromise any claim, notice, audit report or assessment relating to material taxes, (iv) file any amended material tax return, (v) surrender any material claim for a refund of taxes, (vi) file any material tax return other than one prepared in accordance with past practice, (vii) enter into any material closing agreement relating to any tax, or (viii) consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment other than certain extensions obtained in the ordinary course of business;

  •
  make any investment or loan to or advance to any person or entity other than a wholly owned subsidiary of CIFC in the ordinary course of business; or

  •
  authorize, agree or commit to do any of the foregoing.

        CIFC Parent has also agreed to cause CIFC to comply with these covenants.

        The Company has also agreed that during the period from the signing of the Merger Agreement until the earlier of the Closing Date or the termination of the Merger Agreement, except as expressly contemplated under the Merger Agreement or agreed to in writing by CIFC (which consent will not be

75

unreasonably withheld, conditioned or delayed), the Company will not, and will cause its subsidiaries not to:

  •
  except for the Charter Amendments, amend its organizational documents;

  •
  incur, assume or guarantee indebtedness or grant any lien (other than a permitted lien), except for indebtedness incurred in the ordinary course of business not in excess of $100,000 in the aggregate;

  •
  issue, sell, authorize, pledge, dispose of or otherwise encumber any equity interests of the Company or any class of securities convertible into equity interests of the Company;

  •
  split, combine, or reclassify any Common Stock of the Company;

  •
  repurchase, redeem or otherwise acquire equity interests of the Company;

  •
  acquire, purchase, license or lease any business or any material assets or equity interests thereof, in excess of $250,000, other than non-exclusive licenses of intellectual property in the ordinary course of business;

  •
  transfer, sell, lease, license, surrender, divert, cancel, abandon or allow to lapse or expire or otherwise dispose of any of its material assets (other than non-exclusive licenses of intellectual property in the ordinary course of business);

  •
  change in any material respect its method of accounting or any accounting principle or practice, except as may be required by changes in GAAP or law;

  •
  waive, reduce or defer any fee payable under any management agreement with a Company CDO or any organizational document of any Company CDO;

  •
  consent to any amendment or supplement to any document relating to an offering of securities by any Company CDO;

  •
  cancel, terminate, amend or enter into, or assign or waive any material rights or claims under, any Company CDO management agreement or material contract;

  •
  merge or consolidate the Company with or into any corporation or business organization or have the Company enter into any joint venture or partnership agreement or similar contract;

  •
  except as required by law or existing benefit plans, or up to $4.8 million in bonuses payable to its employees in the ordinary course of business consistent with past practice, (i) establish, adopt, enter into, terminate or amend any benefit plan or any other bonus, profit sharing, deferred compensation, incentive or equity plan for the benefit of employees, former employees, consultants or directors of the Company, (ii) grant any increase in the compensation of Company employees in excess of 10% or any increase in the compensation payable or to become payable to any of its former employees or current or former officers, consultants or directors, (iii) enter into, establish, amend, terminate or renew any employment, bonus, severance, termination pay, retirement or other similar agreement or arrangement that would trigger any key person clauses in any agreement with a Company CDO, (iv) accelerate the vesting or payment of compensation or benefits payable to any current or former employees, consultants, directors of the Company, or otherwise pay any amounts not due to such individuals, or (v) loan or advance any money or other property to any of its current or former directors, officer or employees, except for advances to employees or officers of the Company for expenses incurred in the ordinary course of business consistent with past practice;

  •
  adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

76

  •
  settle litigation or commit to settle litigation in excess of $50,000 or settle any litigation which materially restricts the Company's business;

  •
  declare or pay dividends or distributions;

  •
  enter into any new line of business;

  •
  form any subsidiary;

  •
  with respect to taxes, (i) make any change in any material tax accounting or reporting principles, periods, methods or practices, (ii) make, change or revoke any material tax election other than an election pursuant to Section 754 of the Internal Revenue Code of 1986, as amended (the "Code"), (iii) settle or compromise any claim, notice, audit report or assessment relating to material taxes, (iv) file any amended material tax return, (v) surrender any material claim for a refund of taxes, (vi) enter into any material closing agreement relating to any tax, or (vii) consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment other than certain extensions obtained in the ordinary course of business;

  •
  make any investment or loan to or advance to any person or entity other than a wholly owned subsidiary of the Company in the ordinary course of business;

  •
  increase the current face value of the Company's aggregate investments in residential mortgage-backed securities to an amount in excess of $275 million, other than as a result of appreciation of investments held by the Company as of the date of the Merger Agreement; or

  •
  authorize, agree or commit to do any of the foregoing.

No Solicitation

        CIFC and its affiliates will not, will not permit any of their respective members, directors, officers or employees to, and shall use their commercially reasonable efforts to cause their respective investment bankers, financial advisors, attorneys, accountants and other representatives not to, directly or indirectly:

  •
  discuss, negotiate, undertake, initiate, authorize, recommend, propose or enter into, any alternative proposal;

  •
  solicit or knowingly encourage or facilitate negotiations or submissions of proposals or offers in respect of an alternative proposal;

  •
  furnish or cause to be furnished, to any person, any confidential information concerning the business or assets of CIFC or CIFC CLOs in connection with an alternative proposal with respect to CIFC; or

  •
  execute or enter into any agreement, understanding, letter of intent or arrangement in connection with an alternative proposal with respect to CIFC.

        Subject to certain exceptions summarized below, the Company will not, will cause its subsidiaries not to, and Company and its affiliates will not permit any of their respective directors, officers or employees to, and shall use their commercially reasonable efforts to cause their respective investment bankers, financial advisors, attorneys, accountants and other representatives not to, directly or indirectly:

  •
  initiate, solicit, facilitate or encourage the submission of any inquiries, proposals or offers or any other efforts or attempts that constitute, or may reasonably be expected to lead to, any alternative proposal with respect to the Company or engage in, participate in or continue discussions or negotiations with respect thereto or otherwise cooperate with or assist or facilitate any such inquiries, proposals, offers, discussions or negotiations;

77

  •
  approve or recommend, or publicly propose to approve or recommend, any alternative proposal with respect to the Company;

  •
  furnish or cause to be furnished, to any person, any non-public information concerning the business, operations, properties or assets of the Company or Company CDOs in connection with an alternative proposal with respect to the Company;

  •
  withdraw, change, amend, modify or qualify, or propose publicly to withdraw, change, amend, modify or qualify, in a manner adverse to CIFC, or otherwise make any statement or proposal inconsistent with the Company's recommendation to its stockholders to approve the Merger Proposal;

  •
  enter into any agreement, understanding, letter of intent, agreement in principle or other agreement or understanding relating to an alternative proposal or arrangement with respect to an alternative proposal with respect to the Company or enter into any agreement or agreement in principle requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by the Merger Agreement or breach its obligations under the Merger Agreement; or

  •
  resolve, propose or agree to do any of the foregoing.

        Prior to obtaining stockholder approval, if the Company has received a bona fide written alternative proposal, the Company may furnish information with respect to the Company, its subsidiaries and Company CLOs to such person, entity or organization making an alternative proposal with respect to the Company and participate in discussions or negotiations with the person, entity or organization making an alternative proposal with respect to the Company regarding such alternative proposal if:

  •
  the Company has not materially breached its non-solicit obligations;

  •
  the Board (acting through the Special Committee) determines in good faith, after receiving advice from its outside legal and financial advisors, that such alternative proposal constitutes or would reasonably be expected to lead to a superior proposal;

  •
  after receiving advice from its outside legal and financial advisors, the Board (acting through its Special Committee) determines in good faith that not taking such action would be inconsistent with its director duties under applicable law;

  •
  following any such determination regarding an alternative proposal, the Company (i) promptly informs CIFC (and in no event later than 24 hours after), (ii) enters into a confidentiality agreement with the alternative bidder that contains confidentiality provisions no less favorable in the aggregate than those contained in the CIFC confidentiality agreement, and (iii) promptly provides CIFC any information concerning the Company and its subsidiaries provided to such other alternative bidder which was not previously provided to CIFC.

        An "alternative proposal" means any offer or proposal by any person, entity or organization other than such party's affiliates concerning any:

  •
  merger, consolidation, other business combination or similar transaction involving the Company or CIFC any of their respective subsidiaries;

  •
  sale, lease, license or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture, or otherwise, of assets of the Company or CIFC (including equity interests of any of their subsidiaries) or any subsidiary of the Company or CIFC representing 10% or more of the consolidated assets, revenues or net income of the Company and its subsidiaries or CIFC and its subsidiaries;

78

  •
  issuance or sale or other disposition of equity interests representing 10% or more of the voting power of the Company or CIFC (including equity interests issuable upon conversion or exercise of any other security of the Company or CIFC);

  •
  transaction or series of transactions in which any person, entity or organization will acquire beneficial ownership or the right to acquire beneficial ownership or in which any group (as defined in Section 13(d) of the Exchange Act) has been formed which beneficially owns or has the right to acquire beneficial ownership of, equity interests representing 10% or more of the voting power of the Company or CIFC; or

  •
  any combination of the foregoing.

        A "superior proposal" means, with respect to the Company, any bona fide written alternative proposal (except the references therein to "10%" shall be replaced by "40%") which, in the good faith judgment of the Board (acting through the Special Committee), after receiving advice from its financial advisor and outside counsel and taking into account the various legal, financial and regulator aspects of the proposal, including the financing terms, the termination fee and the anticipated timing for consummation and the person, entity or organization making such proposal, would result in a transaction that is more favorable to the Company's stockholders than the Merger and related transactions with CIFC.

Change of Recommendation

        Subject to certain "fiduciary-out" provisions described in this paragraph, the Board is obligated to recommend that the Company's stockholders adopt the Merger Agreement and related transactions. The Board may make a change in its recommendation with respect to the transactions contemplated by the Merger Agreement and/or terminate the Merger Agreement and enter into a definitive agreement with respect to a superior proposal prior to the approval of the Merger by the Company stockholders if:

  •
  the Board (acting through the Special Committee) concludes in good faith, after receiving advice from its outside legal and financial advisors that an unsolicited bona fide alternative proposal constitutes or would reasonably be expected to lead to a superior proposal;

  •
  the Board determines in good faith, after receiving advice from its outside legal advisors, that not taking such action would be inconsistent with its directors duties under applicable law;

  •
  the Company provides CIFC with two business days advance notice of its intention to take such action, along with the proposed alternative transaction documents and related information; and

  •
  the Company shall, and shall cause its representatives to, during the two business day notice period, negotiate with CIFC in good faith to make such adjustments to the Merger Agreement so that the alternative proposal no longer constitutes a superior proposal or the failure to effect a change of recommendation by the Board would no longer be inconsistent with its director duties under applicable law (determined after receiving advice from the Company's outside legal advisers).

79

        The Company is required to keep CIFC reasonably informed on a current basis of the status of any alternative proposal and notify CIFC within 24 hours regarding receipt of any: (i) alternative proposals, (ii) request for non-public information relating to the Company or any subsidiary of the Company, (iii) inquiry or request for discussions or negotiations regarding any alternative proposal or (iv) notice that any person or entity reinstituting any alternative proposal previously received.

        The Merger Agreement requires the Company to provide CIFC with 72 hours notice (or such lesser prior notice as is provided to members of the Board) of any meeting of the Board at which the Board is reasonably expected to consider any alternative proposal.

Stockholders Meeting

        The Merger Agreement requires that the Company call and hold a meeting of its stockholders for the purpose of obtaining their approval of the Merger Proposal and the Charter Amendments as promptly as practicable. The Company is required to hold the meeting even if the Board has changed or withdrawn its recommendation that stockholders approve the Merger Proposal and the Charter Amendments. However, the Company is not required to hold the meeting if the Merger Agreement is terminated. The Board is required to use its commercially reasonable efforts to obtain the approval of the Merger Proposal and the Charter Amendments from the Company's stockholders, subject to the fiduciary duties of its directors under applicable law described in the section of this proxy statement entitled "—Change of Recommendation," to recommend that the Company's stockholders vote in favor of the Merger Proposal and the Charter Amendments. The Company is also required, subject to the fiduciary duties of its directors under applicable law described in the section of this proxy statement entitled "—Change of Recommendation," to (i) take all action that is both reasonable and lawful to solicit from its stockholders proxies in favor of the Merger Proposal and the Charter Amendments and (ii) take all other action commercially reasonable or advisable to secure stockholder approval. The Company may adjourn or postpone the stockholders meeting to the extent necessary to supplement or amend this proxy statement, or if, as of the time for which the stockholders meeting is originally scheduled, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the meeting.

Post-Closing Operations

        Subject to the terms and conditions of the Merger Agreement, the Company has agreed to, within 10 business days following the closing of the Merger, to (i) appoint Peter Gleysteen the Chief Executive Officer of the Company and (ii) relocate the headquarters of the Company to New York, New York.

Other Covenants

        The Merger Agreement contains additional agreements among the Company, CIFC Parent and CIFC relating to, among other things:

  •
  the filing of this proxy statement with the SEC (and the parties' cooperation in response to any comments from the SEC with respect to this proxy statement);

  •
  access to the parties' respective properties, books, contracts, records and other information between the date of the Merger Agreement and the closing under the Merger Agreement (subject to applicable restrictions);

  •
  press releases and other public announcements relating to the Merger;

  •
  notification of certain matters;

  •
  termination by CIFC of certain affiliate transactions;

80

  •
  the Company seeking, and using commercially reasonable efforts to obtain, the approval of the Company's stockholders, at the next annual stockholders meeting, to adopt the Management Equity Incentive Plan, which is attached as Exhibit D of Annex A-1 to this proxy statement;

  •
  certain tax matters; and

  •
  governmental and regulatory filings and third-party notices, and obtainment of governmental and regulatory authorizations and third-party consents.

Director and Officer Indemnification and Insurance

        The Merger Agreement provides that CIFC will purchase an extension of its existing directors' and officers' liability insurance coverage for its directors and officers with coverage for a period of 6 years following the effective time of the Merger. In addition, the Company has agreed to indemnify, defend and hold harmless the individuals who, prior to the effective time of the Merger, were directors, officers or employees of CIFC and its subsidiaries.

Conditions to Closing

Conditions to the Obligations of the Company

        The Company's obligations to complete the transactions contemplated by the Merger Agreement will be subject to the satisfaction of conditions any one or more of which may be waived by the Company, including:

  •
  the approval of the Merger Proposal and Charter Amendments by the Company's stockholders holding a majority of all the issued and outstanding shares of Common Stock;

  •
  the absence of any order, injunction or decree issued by any court or agency of competent jurisdiction, and no other legal restraint or prohibition preventing the consummation of the transactions contemplated by the Merger Agreement;

  •
  the absence of any law enacted, entered, promulgated or enforced by any governmental authority that prohibits or makes illegal consummating of the transactions contemplated by the Merger Agreement;

  •
  all governmental approvals necessary for the consummation of the transactions contemplated by the Merger Agreement have been obtained and remain in full force and effect and all statutory waiting periods in respect thereof have expired, except for those that, if not obtained, would not reasonably be expected to have a material adverse effect;

  •
  the representations and warranties made by CIFC Parent and CIFC are true and correct as of the Closing Date, without giving effect to "materiality" or "material adverse effect" limitations, except to the extent that the failure of the representations and warranties to be so true and correct as of the Closing Date would not have, individually or in the aggregate, a material adverse effect on CIFC, except that certain representations and warranties set forth in the Merger Agreement shall be true and correct in all respects, in each case at and as of the date of the Merger Agreement and at and as of the Closing Date as if made at and as of such time (or if expressly made as of a specific date, as of that date);

  •
  CIFC Parent and CIFC have performed and complied in all material respects with all covenants and other agreements required to be performed or complied with by them prior to or on the Closing Date;

  •
  no material adverse effect with respect to the CIFC has occurred from the date of the Merger Agreement to the Closing Date;

81

  •
  CIFC shall not have received notice from any CIFC CLO or investor in a CIFC CLO that it may cause, either individually or collectively with others, a redemption of any securities issued by such CIFC CLO or termination of any CIFC CLO management agreement, except in each case, as would not have a material adverse effect;

  •
  CIFC shall have obtained prior to the closing of the Merger, all of the consents relating to CIFC CLOs;

  •
  CIFC Parent shall have provided a certificate that it is not a foreign person for purposes of Section 1445 of the Code;

  •
  the Company shall have received executed copies of the Amended and Restated Stockholders Agreement, the Registration Rights Agreement, the Management Agreements and the Put/Call Agreement, duly executed by each party thereto (other than the Company or any Merger Sub);

  •
  the Board has approved and adopted the Management Equity Incentive Plan, subject to obtaining stockholder approval;

  •
  CIFC Parent shall have delivered for cancellation CIFC Parent's original CIFC common stock certificate, evidencing all of the outstanding CIFC common stock;

  •
  the Company shall have received from each of CIFC Parent and CIFC an officer's certificate dated as of the Closing Date certifying satisfaction by CIFC Parent and CIFC, respectively, of certain of the closing conditions;

  •
  the Company shall have received a certificate executed by the Secretary of CIFC certifying that the CIFC organizational documents and the authorizing resolutions of CIFC and CIFC Parent that were provided to the Company, are true, correct and complete;

  •
  CIFC shall have terminated certain affiliate transactions;

  •
  CIFC shall have paid all annual bonuses in respect of the 2010 fiscal year and all prior periods; and

  •
  CIFC shall have delivered to the Company a legal opinion of Milbank, Tweed, Hadley & McCloy LLP addressed to CIFC Parent and CIFC in substantially the form agreed to by the Company and CIFC Parent.

Conditions to the Obligations of CIFC Parent and CIFC

        The obligation of CIFC Parent and CIFC to complete the transactions contemplated by the Merger Agreement will be subject to the satisfaction of conditions, any one or more of which may be waived by the CIFC Parent, including:

  •
  the approval by the Company's stockholders holding a majority of all the issued and outstanding shares of Common Stock of the Merger Proposal and the Charter Amendments;

  •
  the absence of any order, injunction or decree issued by any court or agency of competent jurisdiction, and no other legal restraint or prohibition preventing the consummation of the transactions contemplated by the Merger Agreement;

  •
  the absence of any law has been enacted, entered, promulgated or enforced by any governmental authority that prohibits or makes illegal consummating of the transactions contemplated by the Merger Agreement;

  •
  all governmental approvals necessary for the consummation of the transactions contemplated by the Merger Agreement have been obtained and remain in full force and effect and all statutory

82

    waiting periods in respect thereof have expired, except for those that, if not obtained, would not reasonably be expected to have a material adverse effect;

  •
  the representations and warranties made by the Company are true and correct as of the Closing Date, without giving effect to "materiality" or "material adverse effect" limitations except to the extent that the failure of the representations and warranties to be so true and correct as of the Closing Date would not have, individually or in the aggregate, a material adverse effect on the Company, except that certain representations and warranties set forth in the Merger Agreement shall be true and correct in all respects, in each case at and as of the date of the Merger Agreement and at and as of the Closing Date as if made at and as of such time (or if expressly made as of a specific date, as of that date);

  •
  the Company has performed and complied in all material respects with all covenants and other agreements required to be performed or complied with by them prior to or on the Closing Date;

  •
  no material adverse effect with respect to the Company has occurred from the date of the Merger Agreement to the Closing Date;

  •
  the Company shall not have received notice from any Company CDO or investor in a Company CDO that it may cause, either individually or collectively with others, a redemption of any securities issued by such Company CDO or termination of any Company CDO management agreement, except in each case, as would not have a material adverse effect;

  •
  the Company shall have obtained prior to the Closing Date, consents relating to Company CDOs representing more than 85% of the net present value of Company management fees in the aggregate;

  •
  the waiver executed by Bounty and delivered on December 21, 2010 waiving any adjustment of the conversion ratio that may be triggered by the Merger, with respect to the $25 million aggregate principal amount of Convertible Notes, that is in full force and effect;

  •
  CIFC shall have received executed copies of the Amended and Restated Stockholders Agreement, the Registration Rights Agreement, the Management Agreements and the Put/Call Agreement, duly executed by each party thereto (other than CIFC or CIFC Parent)

  •
  CIFC shall have received from the Company an officer's certificate dated as of the Closing Date certifying satisfaction by the Company of certain of the closing conditions;

  •
  CIFC shall have received a certificate executed by the Secretary of the Company certifying that the Company and each of the MergerSub's organizational documents and the authorizing resolutions of the Company and each of the MergerSubs that were provided to CIFC, are true, correct and complete;

  •
  CIFC shall have received notification from the NASDAQ that the review process with respect to the Notification Form for Listing of Additional Shares with respect to the Merger Shares is complete; and

  •
  the Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by the state securities laws prior to the issuance of the Merger Shares, and such authorization, approval, permit or qualification shall be effective at the closing.

Termination of the Merger Agreement

        The Merger Agreement may be terminated at any time prior to the consummation of the transactions contemplated by the Merger Agreement in any of the following ways:

  •
  by written consent of the Company and CIFC;

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  •
  by either the Company or CIFC if:

  •
  one or more of the conditions set forth in the Merger Agreement has not been fulfilled on or before May 31, 2011; so long as the party seeking to terminate has not failed to fulfill any obligation under the Merger Agreement and such failure caused the closing to not occur on or before May 31, 2011;

  •
  the Company's stockholders do not approve the Merger Proposal and the Charter Amendments at the Meeting;

  •
  any court of competent jurisdiction or other governmental authority issues a final order permanently prohibiting the consummation of the transactions contemplated by the Merger Agreement; or

  •
  there has been a breach of any representation or warranty, covenant or agreement, made by the Company or a MergerSub, on the one hand, or CIFC Parent or CIFC, on the other hand, which breach (i) would give rise to a failure of a condition set forth in the Merger Agreement and (ii) has not been cured by the party in breach prior to the earlier to occur of (x) 20 business days after such party's receipt of written notice of such breach and (y) May 31, 2011;

  •
  by the Company, if

  •
  in accordance with and subject to the terms and conditions of its ability to terminate in connection with the Board's exercise of its fiduciary obligations to enter into an agreement with respect to a superior proposal; or

  •
  CIFC does not deliver, within one Business Day following the date of the Merger Agreement, the written consent of CIFC Parent authorizing and approving the Transactions;

  •
  by CIFC, if

  •
  the Company breaches its non-solicitation obligations (described in the section of this proxy statement entitled "—No Solicitation"); or

  •
  the Board (i) fails to publicly recommend to the Company stockholders that they vote in favor of the issuance of the shares of Company Common Stock comprising the stock consideration, (ii) changes, withdraws, or fails to reaffirm its recommendation to the Company's stockholders to approve the Transactions, or (iii) approves or recommends an alternative proposal.

        The Merger Agreement requires the Company to receive approval of the Special Committee prior to exercising any of its termination rights above.

Termination Fees and Expenses

        The Company has agreed to pay CIFC a termination fee of $3 million plus CIFC and CIFC Parent's reasonable and documented out-of-pocket legal fees and expenses in connection with enforcing their rights to collect such fee if:

  •
  the Company terminates the Merger Agreement in connection with the Board's exercise of its fiduciary obligations to enter into an agreement with respect to a superior proposal;

  •
  CIFC terminates the Merger Agreement as a result of:

  •
  a breach by the Company of its non-solicitation obligations (as described in the section of this proxy statement entitled "—No Solicitation");

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    •
    the Board fails to publicly recommend to the Company stockholders that they vote in favor of the issuance of the shares of Company Common Stock comprising the stock consideration;

    •
    the Board changes, withdraws, or fails to reaffirm its recommendation to the Company's stockholders to approve the Transactions;

    •
    the Board approves or recommends an alternative proposal; or

  •
  If within six months of the date of termination, the Company enters into an agreement in respect of, or consummates, any alternative proposal, if (i) either party terminated the Merger Agreement because one or more of the conditions set forth in the Merger Agreement was not fulfilled on or before May 31, 2011, provided that the terminating party did not breach the Merger Agreement, (ii) either party terminated the Merger Agreement because the Company's stockholders do not approve the Merger Agreement and related transactions or (iii) CIFC terminated the Merger Agreement for breach of a Company representation, warranty or covenant which gave rise to a breach of a condition that was not cured within 20 business days of notice thereof and provided that CIFC Parent and CIFC did not materially breach the Merger Agreement.

        The parties have agreed that the termination fee, if paid, will be the sole and exclusive remedy except in the case of a willful and material breach or default. If the termination fee is not payable, the parties are entitled to specific performance of the terms of the Merger Agreement, including the right to cause the consummation of the Transactions on the terms and subject to the conditions set forth in the Merger Agreement.

        The Merger Agreement provides that each party is required to pay its own transaction expenses. However, if the closing occurs, then at the closing, the Company will pay the reasonable and documented out-of-pocket costs and expenses incurred by each party and Bounty in connection with negotiation, documentation and implementation of the Merger Agreement and the other related ancillary documents.

Survival

        Generally, the representations and warranties do not survive after the Closing Date; provided, however, certain fundamental and tax representations and warranties survive until the expiration of the applicable statute of limitations period (as set forth in the Merger Agreement) for CIFC Parent or the Company, respectively. The covenants and agreements contained in the Merger Agreement will survive the Closing Date and continue indefinitely, except for the covenants and agreements that by their terms contemplate a shorter survival period.

General Indemnification

        Subject to the procedures set forth in the Merger Agreement, the Company and CIFC Parent each agree to indemnify and hold the other party (including its directors, officers, employees, affiliates, equity holders, agents, attorneys, representatives, successors and assigns) harmless from and against, and pay to the applicable indemnified party the amount of, any losses based upon, attributable to or resulting from:

  •
  the failure of certain fundamental representations made by the party to be true and correct in all respects at and as of the date of the Merger Agreement and at and as of the Closing Date; and

  •
  the breach of any covenant or other agreement on the part of a party under the Merger Agreement.

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        The indemnification obligations of the Company and CIFC Parent for the matters set forth above are capped at the cash portion of the Merger Consideration that have already been paid plus $50.0 million.

Tax Indemnification

        Subject to the procedures set forth in the Merger Agreement, the Company and CIFC Parent each agree to indemnify and hold the other party harmless from and against, and pay to the applicable indemnified party the amount of, any losses in respect of:

  •
  Taxes of the party for taxable periods (or portions thereof) ending on or prior to the Closing Date;

  •
  The failure of certain representations relating to tax matters made by the party to be true and correct in all respects at and as of the date of the Merger Agreement and at and as of the Closing Date; and

  •
  The failure by the party to perform any covenant or other agreement on the part of such party under the Merger Agreement relating to taxes.

        In addition, if the representation relating to the amount of CIFC's NOL for U.S. federal income tax purposes as of December 31, 2010 fails to be true and correct in all respects, CIFC Parent agrees to pay the Company the lesser of (i) the dollar amount by which CIFC's actual federal NOL as of December 31, 2010 is less than $19.4 million, divided by 2.5, and (ii) $7.5 million, reduced by the estimated value of any tax benefits expected from such losses (with annual true-ups between the parties until December 31, 2017 to account for differences between actual utilization of such tax benefits and the initial estimate).

Amendment and Waivers

        The Merger Agreement may be modified or amended only by a written instrumented executed by each of the parties to the Merger Agreement. Any waiver made by any party to the Merger Agreement in connection with the Merger Agreement is not valid unless agreed to in writing by such party.

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OTHER MATERIAL AGREEMENTS RELATING TO THE MERGER

        The following is a summary of the material terms and conditions of the other material agreements relating to the Merger. This summary may not contain all the information about the Amended and Restated Stockholders Agreement, the Charter Amendments, the Amended and Restated Registration Rights Agreement, the Voting Agreement, the Management Agreements and the Put/Call Agreement that is important to you. This summary is qualified in its entirety by reference to the full text of the Amended and Restated Stockholders Agreement, the Charter Amendments, the Amended and Restated Registration Rights Agreement, the Voting Agreement, the Management Agreements and the Put/Call Agreement, as applicable, attached as Exhibits A-F of Annex A-1 to, and incorporated by reference into, this proxy statement. You are encouraged to read such agreements in their entirety.

 Amended and Restated Stockholders Agreement

        In connection with the consummation of the Transactions, the Company, CIFC Parent and Bounty will execute the Amended and Restated Stockholders Agreement. The following is a summary of selected provisions of the Amended and Restated Stockholders Agreement. The description of the Amended and Restated Stockholders Agreement in this proxy statement has been included to provide you with information regarding its terms. While the Company believes this description covers the material terms of the Amended and Restated Stockholders Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the Amended and Restated Stockholders Agreement, which is attached as Exhibit A of Annex A-1 to this proxy statement. The Company urges you to read the entire Amended and Restated Stockholders Agreement carefully.

Board Composition

        The Board has set the current size of the Board at nine directors. Upon the consummation of the Transactions, the size of the Board will be increased by two directors so that the Board will consist of eleven directors. See the section of this proxy statement entitled "Proposal No. 1—The Merger Proposal—The Board, New Directors and Chief Executive Officer" for a description of the constitution of the new Board following the completion of the Transactions.

        The Board will nominate, or cause to be nominated, and recommend for election, and CIFC Parent and Bounty will take all necessary action to ensure that at each annual or special meeting of stockholders at which an election of directors is held or pursuant to any written consent of the stockholders for the election of directors, the following persons will be elected to the Board:

  •
  three directors designated by Bounty (initially such directors to be Jason Epstein, Andrew Intrater and Paul Lipari);

  •
  three directors designated by CIFC Parent (initially such directors to be Samuel P. Bartlett, Michael R. Eisenson and Tim R. Palmer);

  •
  the Company's then serving Chief Executive Officer (initially Peter Gleysteen);

  •
  three individuals who qualify as independent directors pursuant to the Company's corporate governance guidelines, the Amended and Restated Stockholders Agreement and applicable NASDAQ Listing Rules designated by the nominating and corporate governance committee to the Board (initially to be Frederick Arnold, Robert B. Machinist and Frank C. Puleo, each of whom has been designated jointly by the Investors and approved by the Special Committee); and

  •
  Jonathan W. Trutter, for so long as he remains an employee of the Company or any of its subsidiaries (provided that following the death, disability, retirement, resignation or other removal of Mr. Trutter from the Board (including in connection with the termination of his

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    employment with the Company and its subsidiaries) an individual who qualifies as an independent director pursuant to the Company's corporate governance guidelines and applicable NASDAQ Listing Rules designated by the nominating and corporate governance committee to the Board will fill such vacancy).

        If any Investor beneficially owns (including through the ownership of securities convertible into Common Stock) shares of Common Stock, other voting and/or convertible securities of the Company (collectively, "Investor Shares") representing less than 25% but at least 15% of the sum of (i) the outstanding shares of Common Stock and any other capital stock, and (ii) assuming the issuance of shares of Common Stock issuable upon the conversion of the Convertible Notes (together, the "Outstanding Stock"), the number of directors that such Investor is entitled to designate will be reduced to two. If the Investor Shares beneficially owned (including through the ownership of securities convertible into Common Stock) by any Investor represent less than 15% but at least 5% of the Outstanding Stock, the number of directors that such Investor is entitled to designate will be reduced to one. If any Investor ceases to beneficially own (including through the ownership of securities convertible into Common Stock) Investor Shares representing at least 5% of the Outstanding Stock, such Investor will not be entitled to designate any director. In each case, once an Investor loses its right to designate any director, such Investor will not be entitled to regain its right to designate such director, even if such Investor subsequently beneficially owns (including through the ownership of securities convertible into Common Stock) a number of Investor Shares in excess of the applicable threshold except for dilution under certain circumstances. In addition, upon request by a majority of the directors then serving on the Board, if an Investor ceases to have the right to designate a director as set forth above, such Investor will promptly cause the resignation of that number of Investor-designated directors as is required to conform to the number of directors such Investor is entitled to designate. If immediately following such resignation the number of directors serving on the Board is (i) eight or more, the Investors will reduce the size of the Board by the number of directors who have resigned, and (ii) less than eight, the Investors will reduce the size of the Board by the number of directors who have resigned only if requested by a majority of the independent directors. However, if the Investor Shares beneficially owned (including through the ownership of securities convertible into Common Stock) by any Investor represent a percentage of Outstanding Stock that is less than the minimum percentages for the designation of directors set forth above as a result of dilution of the Investor Shares (other than dilution resulting from new issuances of equity interests or securities), the Company must provide the Investors the opportunity to purchase an amount of Common Stock, capital stock and/or convertible securities to cure such deficiency. If such purchase is consummated during the appropriate cure period, such Investor will not be required to cause any Investor-designated directors to resign and will retain the right to designate the number of directors based on the shares beneficially owned (including through the ownership of securities convertible into Common Stock) after giving effect to such purchase.

        No director designated by an Investor may be removed from office unless directed or approved by the Investor that designated such director. No independent director may be removed from office unless directed or approved by the nominating and corporate governance committee of the Board. Jonathan W. Trutter may not be removed as director unless (i) Mr. Trutter ceases to be an employee of the Company or one of its subsidiaries, or (ii) as directed or approved by a majority of the Board. The Chief Executive Officer may not be removed as director unless he ceases to serve as Chief Executive Officer. If (i) Mr. Trutter ceases to be employed by the Company or one of its subsidiaries, or (ii) the Chief Executive Officer of the Company ceases to serve as Chief Executive Officer, in each case, the Company will seek to obtain the immediate resignation of Mr. Trutter or the Chief Executive Officer, as the case may be, as director of the Company. If such resignation is not effective within ten days of termination, the Company will call a special meeting of stockholders, or seek the written consent of stockholders, to (i) remove Mr. Trutter or the Chief Executive Officer, as the case may be, from the Board, and (ii)(a) in the case of the Chief Executive Officer, elect the replacement Chief Executive

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Officer to the Board or (b) in the case of Mr. Trutter, elect an independent director designated by the nominating and corporate governance committee to the Board. Any vacancy created by an Investor-designated director will be filled by the Investor who designated such director. Any vacancy created by an independent director or Jonathan W. Trutter will be filled by an individual designated by the nominating and corporate governance committee of the Board. Any vacancy created by the Chief Executive Officer will be filled by the replacement Chief Executive Officer.

        Each Investor has the right to designate one observer to attend, but not vote at, all meetings of the Board and each committee of the Board for so long as such Investor owns Investor Shares representing at least 15% of the Outstanding Stock. The Board or such committee may exclude any such observer from access to any material or meeting if (i) the Board or such committee determines in good faith that such exclusion is necessary to preserve the attorney-client privilege, protect highly confidential proprietary information of the Company or is required under the Company's corporate governance guidelines or applicable law, or (ii) such observer has not entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company.

Right of First Refusal and Right of First Offer

        In the event that any Investor entertains a bona fide offer to purchase all or any portion of the Convertible Notes from any third party, such Investor must first offer to sell such number of Convertible Notes to the other Investor on the same terms and conditions and at the same price offered to such third party. If the Investor-offeree does not elect to purchase all of the Convertible Notes offered during the offer period, the Investor-offeror may then sell the offered notes to the third party on the same terms and conditions offered to the Investor-offeree for a limited period of time. Upon any such sale, the third party buyer must execute and deliver to the Company and the Investor-offeree an agreement assuming the obligations of the Investor-offeror under the Amended and Restated Stockholders Agreement.

        In the event that any Investor proposes to transfer, in one or more transactions, all or any portion of such Investor's Investor Shares (excluding the Convertible Notes), such Investor must first offer to transfer such Investor Shares to the other Investor unless such offered shares (together with all Investor Shares transferred by such Investor in the preceding twelve-month period) constitute less than the lesser of (i) 4.99% of the Outstanding Stock, and (ii) 10% of the Investor Shares held by such Investor immediately prior to any such transfer. If the Investor-transferee does not elect to purchase all of the offered shares during the offer period, the Investor-transferor may sell all or any portion of the offered shares to one or more third parties at a price not less than 95% of the price offered to the Investor-transferee, for a limited period of time. If following such transfer, any third party will beneficially own 5% or more of the Outstanding Stock, such third party must (i) be reasonably acceptable to the Investor-transferee, and (ii) execute and deliver to the Company and Investor-transferee an agreement assuming the obligations (other than the right to designate directors to the Board) of the Investor-transferor under the Amended and Restated Stockholders Agreement.

        Unless the restrictions set forth above have been waived by a majority of the independent directors then serving on the Board, no Investor will transfer such Investor's Convertible Notes or Investor Shares to the extent that the exercise of the other Investor's right of first refusal or right of first offer would cause such other Investor to beneficially own a number of Investor Shares in excess of, subject to certain limitations, approximately 37.8% for Bounty and 39.5% for CIFC Parent, and 80% for Bounty and CIFC Parent together, in each case as a percentage of the then Outstanding Stock.

        The transfer restrictions set forth above do not apply to any transfer by an Investor to its affiliates, as long as such affiliate executes and delivers to the Company and the Investors an agreement assuming the obligations of an Investor under the Amended and Restated Stockholders Agreement.

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Majority Voting Bylaw

        The Amended and Restated Stockholders Agreement requires CIFC Parent and Bounty to take all necessary action to, and the Company to, amend the bylaws to remove the majority voting bylaw and replace Article II, Section 7 of the bylaws with a plurality voting bylaw. Except as otherwise agreed to in writing by each Investor that beneficially owns Investor Shares representing at least 20% of the Outstanding Stock (the "Requisite Investors") or as required by law, the Amended and Restated Stockholders Agreement requires CIFC Parent and Bounty, to take all necessary action, and the Company to, ensure that each directorship will be elected by a plurality of the votes cast. Under Article XIV of the bylaws, the Board has exclusive power to adopt, alter or repeal any provision of the bylaws and to make new bylaws.

Controlled Company Exemption

        As a result of the Transactions, the Investors will form a "group" holding over 50% of the outstanding stock of the Company thereby allowing the Company to elect to become a "controlled company" as defined by Rule 5615(c) of the NASDAQ Marketplace Rules. As a result, the Company will be exempt from substantially all corporate governance and independence requirements other than those related to the audit committee of the Board. Pursuant to the Amended and Restated Stockholders Agreement, the Company must elect to be a "controlled company" for so long as the Investors hold over 50% of the outstanding stock of the Company and satisfy the "group" requirements. Each Investor will take all action necessary for the Company to be treated as a "controlled-company" (other than not transferring shares) and make all necessary filings and disclosures associated with such status.

Affiliate Transactions

        Without first providing written notice to each Investor and obtaining majority approval of the independent directors then serving on the Board, the Company will not, and will not permit any subsidiary of the Company to, enter into any contract, arrangement or understanding between (i) the Company and its direct or indirect subsidiaries, on the one hand, and (ii) any Investor, affiliate of an Investor or related person, on the other hand (subject to certain exceptions).

Negative Covenants of the Company

        Without first providing written notice of such action to each Investor and obtaining the prior written consent of the Requisite Investors, from the date of the Amended and Restated Stockholders Agreement until the earlier of (i) the third anniversary of such date, or (ii) the date on which the Investors, collectively, beneficially own Investor Shares representing less than 35% of the Outstanding Stock, the Company will not, and will not permit any of its subsidiaries to:

  •
  (i) acquire or dispose of any corporation, entity, division or other business concern having a value in excess of $10 million in a single transaction or series of related transactions, (ii) dissolve, liquidate or engage in any recapitalization or reorganization, or (iii) file for bankruptcy;

  •
  replace Peter Gleysteen, or any successor thereto, as the Chief Executive Officer of the Company;

  •
  maintain the Company's headquarters outside of New York, New York;

  •
  issue any Common Stock, equity interests or convertible securities of the Company in a registration under the Securities Act, other than (i) registrations pursuant to the Registration Rights Agreement, or (ii) the issuance of equity interests representing less than 5% of the

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    Outstanding Stock immediately following the issuance thereof in connection with an acquisition of any person; or

  •
  incur, assume or guarantee any indebtedness for borrowed money, except for indebtedness incurred in the ordinary course of business not in excess of $20 million in the aggregate.

CIFC Parent Covenants

        The CIFC CLO management agreements require that CIFC, or an affiliate of CIFC or certain employees of CIFC, at all times maintain a minimum ownership of securities issued by the related CLO issuers. A breach of the foregoing minimum ownership requirement may allow a CLO issuer to remove CIFC or the combined company as the manager of the corresponding CIFC CLO. Currently, CIFC Parent, as an affiliate of CIFC, owns such securities thereby satisfying the minimum ownership requirement. The CIFC CLO issued securities owned by CIFC Parent will not be transferred to the Company as part of the Transactions. As a result, in order to support the Company's compliance with the foregoing requirements under CIFC CLO management agreement following consummation of the Transactions, for so long as the minimum ownership requirements in the CIFC CLO management agreements remain in effect, CIFC Parent agreed not to transfer any securities of the related CIFC CLO issuers that it owns to any person other than the Company or one of its subsidiaries, and has agreed to, among other things, use commercially reasonable efforts to remain an affiliate of the Company.

Board Committees

        The Board will establish and maintain:

  •
  a compensation committee, which will include at least one independent director;

  •
  a nominating and corporate governance committee comprised of three directors, including (i) one director designated by Bounty so long as Bounty has the right to designate at least two directors to the Board, (ii) one director designated by CIFC Parent so long as CIFC Parent has the right to designate at least two directors to the Board, and (iii) independent directors as approved by a majority of the Board; and

  •
  an audit committee consisting of at least three members comprised entirely of independent directors who meet the independence requirements for audit committee members promulgated by NASDAQ and the SEC.

        The Board will not establish or maintain any other committees without the approval of a majority of the directors designated by the Investors. Upon consummation of the Transactions, the Strategic Committee will be dissolved.

Preemptive Rights

        For so long as each of CIFC Parent and Bounty beneficially own (as defined in the Amended and Restated Stockholders Agreement) at least 5% of the Outstanding Stock, if the Company proposes to issue any equity interests of the Company or any of its subsidiaries, including shares of Common Stock, other capital stock or convertible securities, then each of CIFC Parent and Bounty will have the right to purchase up to its pro rata portion of such equity interests at the same purchase price as the Company's proposed issuance to other purchasers.

        The foregoing rights do not apply to: (i) issuances of securities to employees, consultants, officers and directors of the Company pursuant to arrangements approved by the Board or the Compensation Committee; (ii) issuances of securities in connection with a business combination or acquisition involving the Company; (iii) issuances of securities pursuant to any rights or agreements so long as the

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Company has complied with the preemptive rights provisions contained in the Amended and Restated Stockholders Agreement or such rights or agreements existed prior to the consummation of the Transactions; (iv) issuances of securities in connection with any stock split, stock dividend, recapitalization, reclassification or similar event by the Company; (v) issuances of securities upon the conversion of the Convertible Notes; (vi) issuances of warrants in connection with bona fide debt financings; (vii) securities registered under the Securities Act that are issued in an underwritten public offering; (viii) any right, option or warrant to acquire any security convertible into the securities excluded pursuant to clauses (i) through (vii) above; (ix) any issuance by a subsidiary of the Company to the Company or a wholly-owned subsidiary of the Company; and (x) any issuance as to which CIFC Parent and Bounty elect to waive the preemptive rights provisions contained in the Amended and Restated Stockholders Agreement.

Standstill

        Until the earliest to occur of (i) entry by the Company into a definitive agreement with any person providing for a change of control transaction, or (ii) such date as the Investor Shares beneficially owned (including through the ownership of securities convertible into Common Stock) by such Investor represent less than 5% of the Outstanding Stock (after giving effect to any cure purchase), no Investor will acquire beneficial ownership (including through the ownership of securities convertible into Common Stock) of shares of Common Stock, other capital stock or any security which is convertible into Common Stock or other capital stock, except:

  •
  if (i) such acquisition is pursuant to a tender offer, exchange offer or merger with the Company made by such Investor or any affiliate thereof and approved by not less than a majority of the independent directors, and (ii)(a) in such offer, not less than a majority of the voting stock of the Company (assuming conversion of the Convertible Notes) are tendered and not withdrawn prior to the final expiration of such offer, or (b) in such merger, not less than a majority of the voting stock of the Company (assuming conversion of the Convertible Notes) that are affirmatively voted on the related merger proposal are voted in favor of such proposal;

  •
  acquisitions of Conversion Shares upon conversion of the Convertible Notes;

  •
  acquisitions of Common Stock issued to any director designated by such Investor;

  •
  acquisitions of Common Stock pursuant to any stock split, stock dividend or the like effected by the Company;

  •
  acquisitions that would not result in such Investor beneficially owning a percentage of the then Outstanding Stock that is greater than, subject to certain limitations, approximately 37.8% for Bounty and 39.5% for CIFC Parent, and 80% for Bounty and CIFC Parent together, in each case as a percentage of the then Outstanding Stock; and

  •
  acquisitions approved by a majority of the independent directors then serving on the Board.

        In addition, as a condition precedent to the transfer to a third party of Investor Shares representing 15% or more of the Outstanding Stock, such third party must enter into a written agreement with the Company providing that such third party will be bound by the standstill provisions set forth in the Amended and Restated Stockholders Agreement.

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Non-Solicit

        Unless unanimously approved by the Board, so long as any Investor owns at least 5% of the Outstanding Stock, and for twelve months thereafter, such Investor and its affiliates will not, directly or indirectly:

  •
  solicit for employment or hire any employee of the Company or any of its affiliates, except for employees who (i) are terminated by the Company without any solicitation or encouragement by such Investor or any of its affiliates more than six months prior to the date of such solicitation or hiring, or (ii) respond to a general solicitation of employment not targeted specifically to such employees; or

  •
  solicit, or attempt to solicit or induce on behalf of any person other than the Company or any of its subsidiaries, any person or entity that is, or was during the one year period prior to such solicitation, a Company investor or Company client, or an investment advisor or collateral manager to any Company investor or Company client, to (i) terminate, reduce or adversely modify its relationship with the Company or any of its subsidiaries, or (ii) otherwise use the investment management services provided by a person other than the Company or any of its subsidiaries.

        In addition, after the consummation of the Transactions and for so long as an Investor or any of its affiliates owns equity interests or debt securities (other than in a fiduciary capacity or subject to a similar duty of care) issued by any Company CDO Issuer, CIFC CLO Issuer or CypressTree CLO Issuer (as defined in the Amended and Restated Stockholders Agreement, collectively the "CDO/CLO Issuers") and the Company or one of its affiliates is the manager under the applicable Company CDO Management Agreement, CIFC CLO Management Agreement or CypressTree CLO Management Agreement (as defined in the Amended and Restated Stockholders Agreement, collectively the "CDO/CLO Management Agreements"), such Investor will not, and will cause its affiliates not to (i) vote such equity interests or debt securities in favor of the redemption of any securities issued by any such CDO/CLO Issuers under any indenture among the Company CDO Issuer Documents, CIFC CDO Issuer Documents or CypressTree CLO Issuer Documents (as defined in the Amended and Restated Stockholders Agreement), or (ii) vote in favor of removal of the Company or any of its affiliates as manager under such CDO/CLO Management Agreements.

Termination

        The Amended and Restated Stockholders Agreement will continue in effect until the earlier of (i) termination by written agreement of the Company and the Requisite Investors, and (ii) as to any Investor, such time as the Investor Shares beneficially owned (including through the ownership of securities convertible into Common Stock) by such Investor represent less than 5% of the Outstanding Stock (after giving effect to any cure purchase).

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Amendments to Charter

        In connection with the consummation of the Transactions, the Company will file Articles of Amendment to amend the Company's charter to (i) declassify the Board, (ii) prohibit the Company from creating a classified Board, and (iii) remove stock transfer restrictions designed to prevent an ownership change under Section 382 of the Code, which restrictions are no longer in effect. See the section of this proxy statement entitled "Proposal No. 2—The Charter Amendments" for more information.

Amended and Restated Registration Rights Agreement

        Concurrently with the consummation of the Transactions, the Company will enter into an Amended and Restated Registration Rights Agreement with the Investors. Pursuant to the Amended and Restated Registration Rights Agreement the Company will grant registration rights with regard to the shares of Common Stock held by each Investor, including, but not limited to, the Merger Shares and the Conversion Shares. The Investors will have a total of four demand rights (two demand rights each) and unlimited piggyback rights, subject to customary underwriter cutbacks and issuer blackout periods. In the event that the Company does not comply with the demand rights under the Amended and Restated Registration Rights Agreement, the Company has an obligation to pay special interest under certain circumstances. The Company will pay all fees and expenses relating to the registration of the Common Stock pursuant to the Amended and Restated Registration Rights Agreement. While the Company believes this description covers the material terms of the Amended and Restated Registration Rights Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the Amended and Restated Registration Rights Agreement, which is attached as Exhibit B of Annex A-1 to this proxy statement. The Company urges you to read the entire Amended and Restated Registration Rights Agreement carefully.

Voting Agreement

        The following is a summary of selected provisions of the Voting Agreement pursuant to which Bounty agrees to vote up to 39% of the issued and outstanding capital stock of the Company in favor of the consummation of the Transactions and against competing proposals. While the Company believes this description covers the material terms of the Voting Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the Voting Agreement, which is attached as Annex D to this proxy statement. The Company urges you to read the entire Voting Agreement carefully.

Transfer and Voting Restrictions

        Bounty will not transfer any of the shares of voting or other equity securities of the Company held by it or enter into an agreement, commitment or other arrangement with respect to such shares of voting or other equity securities of the Company.

        Except as otherwise permitted by the Voting Agreement or as directed by a court order, Bounty will not commit any act that could restrict or otherwise affect its legal power, authority and right to vote all of the Shares beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) or owned of record by Bounty. In addition, Bounty will not (i) enter into any voting agreement with respect to any of the Shares, (ii) grant any person any proxy or power of attorney with respect to any of the Shares, (iii) deposit any of the Shares in a voting trust, or (iv) otherwise enter into an agreement or arrangement limiting or affecting Bounty's legal power, authority or right to vote the shares of voting or other equity securities of the Company in favor of the approval of the Merger Proposal and the Charter Amendments.

94

Agreement to Vote Shares

        Pursuant to the Voting Agreement, until the earlier of the valid termination of the Merger Agreement or the effective time of the First Step Merger, at any meeting of the stockholders of the Company or in connection with any written consent of the stockholders of the Company, with respect to the Transactions or any alternative proposal regarding the sale of the Company, Bounty will:

  •
  appear at such meeting or cause the shares of voting or other equity securities of the Company held by Bounty to be counted as present thereat for purposes of calculating a quorum; and

  •
  vote (or cause to vote) or deliver (or cause to be delivered) a written consent covering all of the shares of voting or other equity securities of the Company that Bounty is entitled to vote (i) in favor of the Transactions, (ii) against any action or agreement that, to Bounty's knowledge, would reasonably be expected to prevent the fulfillment of any of the conditions to the Company or any of its obligations under the Merger Agreement, and (iii) against any alternative proposal regarding the sale of the Company, or any agreement, transaction or other matter that would reasonably be expected to prevent or materially and adversely affect the consummation of the Transactions.

Grant of Irrevocable Proxy

        Pursuant to the Voting Agreement, Bounty grants and appoints CIFC, and any individuals designated in writing by CIFC, as Bounty's attorney-in-fact to (i) vote the shares of voting or other equity securities of the Company held by Bounty, (ii) instruct nominees or record holders to vote the shares of voting or other equity securities of the Company held by Bounty, or (iii) grant a consent or approval in respect of the shares of voting or other equity securities of the Company held by Bounty, in all cases in the manner set forth above. Such proxy is only effective if Bounty fails to appear, or otherwise fails to cause the Shares to be counted as present for purposes of calculating a quorum at any stockholders meeting, and to vote the Shares in accordance with the matters above.

No Solicitation

        Bounty agreed that it shall not and shall not permit its directors, officers or employees to, and shall use its commercially reasonable efforts to cause its investment bankers, advisors, attorneys, accountants and other representatives not to, directly or indirectly, (i) initiate, solicit, facilitate or encourage (including by way of providing information) the submission of any inquiries, proposals or offers or any other efforts or attempts that constitute, or may reasonably be expected to lead to, any alternative proposal or engage in, participate in or continue any discussions or negotiations with respect thereto or otherwise cooperate with or assist or facilitate any such inquiries, proposals, offers, discussions or negotiations, (ii) approve or recommend, or publicly propose to approve or recommend, any alternative proposal, (iii) furnish or cause to be furnished, to any person, any non-public information concerning the business, operations, properties or assets of the Company or the Company's CDO issuers in connection with an alternative proposal, (iv) enter into any agreement, understanding, letter of intent, agreement in principle or other agreement or understanding relating to an alternative proposal or arrangement with respect to an alternative proposal or enter into any agreement or agreement in principle requiring the Company to abandon, terminate or fail to consummate the Transactions contemplated hereby or breach its obligations under the Voting Agreement, (v) initiate a stockholders' vote or action by consent of the stockholders of the Company with respect to an alternative proposal, (vi) except by reason of this Agreement, become a member of a "group" (as such term is defined in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company that takes any action in support of an alternative proposal or (vii) resolve, propose or agree to do any of the foregoing.

95

 Management Agreements

        In connection with the consummation of the Transactions, the Company will execute Management Agreements with each of Bounty and CIFC Parent, pursuant to which the Company is to provide support and assistance to each of Bounty and CIFC Parent in the form of certain administrative and support services related to the business and operations of each of Bounty and CIFC Parent from and after the closing of the Transactions. While the Company believes this description covers the material terms of the Management Agreements, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the Management Agreements, which are attached as Exhibits C-1 and C-2 of Annex A-1 to this proxy statement. The Company urges you to read the entire Management Agreements carefully.

Services Provided

        Pursuant to the Management Agreement, the Company will provide the following services to each of CIFC Parent and Bounty: (i) maintaining separate books and records of CIFC Parent or Bounty, as applicable, on an income tax basis; (ii) supporting the annual audit of CIFC Parent or Bounty, as applicable, by providing information to the relevant auditors in response to audit requests or otherwise; (iii) preparing financial statements, including unaudited quarterly statements and audited annual reports and notes to the financial statements; (iv) providing account information and all other requested documentation in support of the annual K1 preparation process; (v) acting as representative of CIFC Parent or Bounty, as applicable, in dealings with external service providers to such party; and (vi) responding to CIFC Parent's or Bounty's reasonable inquiries for financial metrics with respect to the CLO securities held by such party.

Compensation

        Pursuant to the Management Agreements, the Company will receive an annual management fee equal to (i) $50,000 plus (ii) $15,000 for each issuer of a CLO ("CLO Issuer") in which CIFC Parent or Bounty hold securities during such annual period (pro rated to the extent securities of such CLO Issuer are held by CIFC Parent or Bounty, respectively, for a portion of the applicable annual period). CIFC Parent and Bounty will also reimburse the Company, quarterly in arrears, for reasonable documented out-of-pocket expenses incurred by the Company in connection with the performance of the services during the term of the Management Agreements, however, no single expense may exceed $5,000 and expenses in the aggregate may not exceed $10,000 per year without prior written authorization of CIFC Parent or Bounty, as applicable.

Termination

        The Management Agreements may be terminated: (i) upon mutual written consent of the Company and either Bounty or CIFC Parent, as applicable; (ii) by CIFC Parent or Bounty, as applicable, upon 30 days written notice to the Company; (iii) by the Company on or after May 31, 2012 upon 180 days prior written notice to the other party; (iv) for cause by the non-defaulting party upon written notice to the defaulting party in the event of such default; (v) upon written notice by the unaffected party to the affected party in the event of the liquidation, insolvency, bankruptcy, appointment of a receiver of the affected party and other similar events; or (vi) upon written notice by the Company to CIFC Parent or Bounty, as applicable, for failure to pay undisputed amounts when due for a period of 60 days.

96

 Put/Call Agreement

        In connection with the consummation of the Transactions, the Company and CIFC Parent will execute the Put/Call Agreement, pursuant to which CIFC Parent will receive payments in respect of certain management incentive fees payable to CIFC after the tenth anniversary of the Closing Date (the "Put/Call Date"). The Put/Call Agreement provides that between 30 and 60 days prior to the Put/Call Date, the Company must deliver to CIFC Parent a statement setting forth the Company's calculation of all of management incentive fees payable to CIFC from and after the Put/Call Date. On the Put/Call Date, the Company will pay to CIFC Parent a lump sum amount equal to the present value of such future incentive fees (based on a discount rate of 15% for Tier I incentive fees and 20% for Tier II incentive fees). All such payments will be deemed to be "Contingent Cash Consideration" as defined in the Merger Agreement. While the Company believes this description covers the material terms of the Put/Call Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the Put/Call Agreement, which is attached as Exhibit E of Annex A-1 to this proxy statement. The Company urges you to read the entire Put/Call Agreement carefully.

97

MARKET PRICE AND DIVIDEND INFORMATION

Market Price

        The Company's Common Stock is quoted on the NASDAQ under the trading symbol "DFR." The Company's Common Stock traded on the New York Stock Exchange (the "NYSE") from its initial public offering on June 29, 2005 until November 20, 2008 when the Common Stock listing was transferred to the NYSE Amex LLC (the "NYSE Amex"). The Company's Common Stock traded on the NYSE Amex from November 20, 2008 until the Common Stock listing was transferred to the NASDAQ on December 7, 2009. As of February 16, 2011, the Company had 11,000,812 shares of Common Stock issued and outstanding, and there were approximately [                        ] holders of record. The closing price of the Company's Common Stock as reported on the NASDAQ on February 16, 2011 was $6.20 per share.

        The following table sets forth, for the periods indicated, the high and low closing prices of the Company's Common Stock as reported on the NYSE, NYSE Amex and NASDAQ, as appropriate:

	Closing Stock Price
	High	Low
2011
Through February 16, 2011	$6.40	$6.00
2010
4th Quarter	$7.23	$4.94
3rd Quarter	$6.97	$4.95
2nd Quarter	$6.14	$4.50
1st Quarter	$6.22	$4.23
2009
4th Quarter	$7.05	$3.98
3rd Quarter	$9.43	$3.80
2nd Quarter	$5.20	$1.05
1st Quarter	$3.35	$0.97

        Historical market price data for CIFC has not been presented as there is no established trading market in CIFC common stock.

Dividends

The Company

        The Company has not made dividend distributions in the last two years and does not expect to make dividend distributions in the foreseeable future. Any dividend distributions made by the Company will be subject to the restricted payment covenants contained in the indentures governing the Company's junior subordinated notes.

CIFC

        On September 30, 2009, the CIFC Board of Directors (the "CIFC Board") declared and paid a dividend of $22.28 per share to stockholders of Series A-1 Preferred shares. The aggregate dividend paid was $9.0 million. The Series A-1 Preferred shares were issued in April 2008 and accrued dividends at a 20% annual rate prior to the Reorganization (as defined herein). After the Reorganization, holders of CIFC's Series A-1 Preferred shares received Series A-1 member units in CIFC Parent, which will accrue distributions at a quarterly rate of 2% if such quarter's distribution payment is made. If the quarterly payment is not made, distributions will accrue and accumulate at a 20% annual rate.

        On December 1, 2009, as part of the Reorganization, CIFC paid a dividend in kind to CIFC Parent consisting of CIFC's investments in the residual tranches of the CIFC CLOs and its investments in the Class D Notes of one of the CIFC CLOs.

        In April 2010, May 2010, July 2010 and December 2010, the CIFC Board declared and paid dividends to CIFC Parent of $2.1 million, $3.0 million, $1.0 million and $1.2 million, respectively.

98

 COMPARATIVE AND PRO FORMA PER SHARE DATA

        The following selected unaudited pro forma combined per share information for the year ended December 31, 2009 and for the nine months ended September 30, 2010 reflects the Transactions as if they had occurred on January 1, 2009. For purposes of the net income per common share information, the Transactions also include the acquisition of CNCIM and certain other strategic transactions completed during the first six months of 2010 as described in Note 3 of the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2010. The unaudited pro forma combined net asset value per common share outstanding reflects the Transactions as if they had occurred on September 30, 2010.

        Such unaudited pro forma combined per share information is based on the historical financial statements of the Company, CNCIM and CIFC and on available information and certain assumptions and adjustments as discussed in the section entitled "Unaudited Pro Forma Condensed Combined Financial Statements" of this proxy statement. This unaudited pro forma combined per share information is provided for illustrative purposes only and is not necessarily indicative of what the operating results or financial position of the Company, CNCIM or CIFC would have been had the Transactions been completed at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The following should be read in connection with the section entitled "Unaudited Pro Forma Condensed Combined Financial Statements" and other information included in or incorporated by reference into this proxy statement.

	DFR/CNCIM	DFR/CIFC
	Year ended December 31, 2009
Net income attributable to Deerfield Capital Corp. per share
Basic	$6.37	$3.21
Diluted	$4.79	$2.75

	Nine months ended September 30, 2010
Net income attributable to Deerfield Capital Corp. per share
Basic	$0.16	$0.14
Diluted	$0.16	$0.13
Net asset value per common share outstanding	$1.76	$3.54

99

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
THE MERGER

        The Company, CIFC Parent and CIFC have entered into the Merger Agreement pursuant to which the Company will acquire CIFC from CIFC Parent.

        The following unaudited pro forma condensed combined financial statements as of September 30, 2010, the nine months then ended and the year ended December 31, 2009 reflect all pro forma adjustments related to the Merger Agreement and are based upon the September 30, 2010 unaudited financial statements of the Company and of CIFC and the 2009 audited financial statements of the Company and of CIFC and the related notes thereto. The unaudited pro forma amounts have been developed from and should be read in conjunction with (1) the unaudited condensed consolidated financial statements for the nine months ended September 30, 2010 and notes thereto of the Company included in the Company's Quarterly Report on Form 10-Q, (2) the audited consolidated financial statements for the year ended December 31, 2009 and notes thereto of the Company included in the Company's 2009 Annual Report, (3) the audited consolidated financial statements for the year ended December 31, 2009 and notes thereto of CIFC and the unaudited condensed consolidated financial statements for the nine months ended September 30, 2010 of CIFC beginning on page F-14 of this proxy statement and (4) the unaudited pro forma condensed combined financial statements which reflect the Company's acquisition of CNCIM and several other strategic transactions which occurred during 2010, beginning on page F-2 of this proxy statement. These pro forma statements of operations are the basis of the consolidating pro forma statements of operations presented herein.

        The unaudited pro forma condensed combined financial statements are prepared using the purchase method of accounting, with the Company treated as the acquirer. The Company was determined to be the acquirer for accounting purposes as it is gaining control of CIFC, as well as other qualitative factors. For a summary of the Merger, see the section of this proxy statement entitled "Proposal No. 1—The Merger Proposal."

        The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2010 and the year ended December 31, 2009 give effect to the Merger as if it had occurred on January 1, 2009. The unaudited pro forma condensed combined balance sheet at September 30, 2010 gives effect to the Merger as if it had occurred on September 30, 2010. The unaudited pro forma condensed combined balance sheet as of September 30, 2010 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2010 give effect to the adoption on January 1, 2010 of Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 810—Consolidation ("ASC Topic 810"), as amended by Accounting Standards Update ("ASU") 2009-17 ("ASU 2009-17"). ASU 2009-17 provides a new framework for determining whether an entity should be considered a VIE and evaluated for consolidation. Pursuant to this guidance, effective January 1, 2010 the Company and CIFC were both required to consolidate CDOs which they had not historically been required to consolidate.

        The Company has not completed all of the detailed valuation studies necessary to arrive at the required estimates of the fair value of the CIFC assets to be acquired and the CIFC liabilities to be assumed and the related allocations of purchase price. As indicated in the notes to the unaudited pro forma condensed combined financial statements, the Company has made certain estimates of the fair values necessary to prepare these unaudited pro forma condensed combined financial statements. The excess of the purchase price over the historical net assets of CIFC, as adjusted to reflect estimated fair values, will be allocated among goodwill and definite- and indefinite-lived intangible assets.

        On December 1, 2010, CIFC acquired CypressTree. The Company has determined that the omission of the CypressTree financial information from the unaudited pro forma condensed combined financial statements does not render the financial statements substantially incomplete or misleading.

100

See Note 1 of the notes to the unaudited pro forma condensed combined financial statements for information about CypressTree.

        The unaudited pro forma condensed combined financial statements are provided for illustration purposes only and do not purport to represent what the actual combined results of operations or financial position of the Company would have been had the Transactions occurred at the beginning of the period presented or on the date indicated, nor are they necessarily indicative of future operating results or financial position.

        The unaudited pro forma condensed combined financial statements include estimates for potential adjustments for events that are (1) directly attributable to the Merger, (2) factually supportable and (3) with respect to the statement of operations, expected to have a continuing impact on the combined company's results. Accordingly, these unaudited pro forma condensed combined financial statements do not reflect management's estimate of compensation and benefit cost savings resulting from the combined labor force synergies of the acquisition. Additionally, costs related to the CIFC Board of Directors, professional fees related to the separate audit and tax work of CIFC and certain direct costs related to reduced staffing levels have not been reflected.

        The pro forma adjustments are described in the accompanying notes. Actual results may differ from the unaudited pro forma condensed combined financial statements as the Company undergoes additional studies necessary to evaluate, among other things, the purchase price allocation, the impact of the Ownership Change of CIFC as defined in Section 382 of the Code, and the Company's and CIFC's conformance to critical accounting policies. There can be no assurance that such evaluation will not result in a material change.

101

DEERFIELD CAPITAL CORP.

UNAUDITED PRO FORMA CONDENSED
COMBINED BALANCE SHEET

SEPTEMBER 30, 2010

(DOLLARS IN THOUSANDS)

	Historical		Pro Forma
	DFR	CIFC	Acquisition	Note	DFR/CIFC Combined
ASSETS
Cash and cash equivalents	$37,981	$5,159	$(4,965)	3.1	$33,016
			(5,159)	3.4
Due from broker	17,502	—	—		17,502
Restricted cash and cash equivalents	18,593	134	—		18,727
Investments and derivative assets at fair value	267,153	—	—		267,153
Other investments	1,412	—	—		1,412
Loans, net of allowance for loan losses of $9,102	259,201	—	—		259,201
Receivables	12,579	3	—		12,582
Prepaid and other assets	8,029	196	—		8,225
Equipment and improvements, net	2,155	428	—		2,583
Deferred tax assets	—	12,326	—		12,326
Intangible assets, net	25,094	—	31,835	3.2	56,929
Goodwill	10,410	—	37,775	3.3	48,185
Assets held in Consolidated Investment Products:
Due from broker	15,830	11,570	—		27,400
Restricted cash and cash equivalents	212,390	193,908	—		406,298
Loans, net of allowance for loan losses of $10,123	—	546,396	—		546,396
Investments and derivative assets at fair value	3,835,919	2,596,107	—		6,432,026
Receivables	24,041	9,581	—		33,622
Prepaid and other assets	—	8,959	—		8,959

Total assets held in Consolidated Investment Products	4,088,180	3,366,521	—		7,454,701

TOTAL ASSETS	$4,748,289	$3,384,767	$59,485		$8,192,541

LIABILITIES
Repurchase agreements	$241,346	$—	$—		$241,346
Due to broker	17,249	—	—		17,249
Derivative liabilities	13,899	—	—		13,899
Accrued and other liabilities	17,272	3,193	19,854	3.1	43,285
			4,635	3.5
			(1,669)	3.4
Long-term debt	354,731	—	—		354,731
Liabilities held in Consolidated Investment Products:					—
Due to broker	111,092	123,365	—		234,457
Derivative liabilities	5,942	—	—		5,942
Accrued and other liabilities	7,261	4,616	—		11,877
Long-term debt	—	583,834	—		583,834
Long-term debt at fair value	3,574,098	2,531,292	—		6,105,390

Total liabilities held in Consolidated Investment Products	3,698,393	3,243,107	—		6,941,500

TOTAL LIABILITIES	4,342,890	3,246,300	22,820		7,612,010

STOCKHOLDERS' EQUITY
Preferred stock	—	—	—		—
Common stock	11	—	9	3.1	20
Additional paid-in capital	886,890	50,604	56,809	3.1	942,599
			(1,100)	3.5
			(50,604)	3.4
Accumulated other comprehensive loss	(53)	—	—		(53)
Accumulated deficit	(867,454)	(37,190)	(4,000)	3.5	(871,454)
			37,190	3.4
Notes receivable	—	(839)	839	3.4	—
Appropriated retained earnings of Consolidated Investment Products	380,814	125,892	(2,478)	3.4	504,228
Noncontrolling interest in consolidated entity	5,191	—	—		5,191

TOTAL STOCKHOLDERS' EQUITY	405,399	138,467	36,665		580,531

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,748,289	$3,384,767	$59,485		$8,192,541

See notes to the unaudited pro forma condensed combined financial statements.

102

DEERFIELD CAPITAL CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF
OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Pro Forma	Historical	Pro Forma
	DFR/CNCIM Combined	CIFC	Acquisition	Note	DFR/CIFC Combined
REVENUES
Net interest income:
Interest income	$143,601	$103,904	$—		$247,505
Interest expense	33,950	74,372	—		108,322

Net interest income	109,651	29,532	—		139,183
Provision for loan losses	7,582	2,919	—		10,501

Net interest income after			—
provision for loan losses	102,069	26,613	—		128,682
Investment advisory fees	9,056	104	—		9,160

Total net revenues	111,125	26,717	—		137,842

EXPENSES
Compensation and benefits	10,792	6,103	—		16,895
Professional services	5,056	690	—		5,746
Insurance expense	2,210	210	—		2,420
Other general and administrative expenses	4,726	3,221	—		7,947
Depreciation and amortization	11,652	253	4,480	3.2	16,385
Occupancy	1,294	694	—		1,988
Impairment of intangible assets	2,566	—	—		2,566

Total expenses	38,296	11,171	4,480		53,947

OTHER INCOME (EXPENSE) AND GAIN (LOSS)
Net gain (loss) on investments, loans, derivatives and liabilities	(102,275)	(78,366)	—		(180,641)
Other, net	258	22	—		280

Net other income (expense) and gain (loss)	(102,017)	(78,344)	—		(180,361)

Income (loss) before income tax expense (benefit)	(29,188)	(62,798)	(4,480)		(96,466)
Income tax expense (benefit)	388	3,361	(1,568)	3.7	2,181

Net income (loss)	(29,576)	(66,159)	(2,912)		(98,647)
Net loss attributable to noncontrolling interest and Consolidated Investment Products	31,440	69,972	—		101,412

Net income (loss) attributable to Deerfield Capital Corp.	$1,864	$3,813	$(2,912)		$2,765

Net income attributable to Deerfield Capital Corp. per share—
Basic	$0.16				$0.14
Diluted	$0.16				$0.13
Weighted-average number of shares outstanding—
Basic	11,345,954		9,090,909	3.8	20,436,863
Diluted	11,398,830		9,090,909	3.8	20,489,739

See notes to the unaudited pro forma condensed combined financial statements.

103

DEERFIELD CAPITAL CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF
OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Pro Forma	Historical	Pro Forma
	DFR/CNCIM Combined	CIFC	Acquisition	Note	DFR/CIFC Combined
REVENUES
Net interest income:
Interest income	$48,422	$26,558	$—	3.6	$74,980
Interest expense	15,262	16,038	—		31,300

Net interest income	33,160	10,520	—		43,680
Provision for loan losses	20,114	12,419	—		32,533

Net interest income after
provision for loan losses	13,046	(1,899)	—		11,147
Investment advisory fees	26,100	18,743	—		44,843

Total net revenues	39,146	16,844	—		55,990

EXPENSES
Compensation and benefits	13,067	9,568	—		22,635
Professional services	2,875	2,220	—		5,095
Insurance expense	3,089	356	—		3,445
Other general and administrative expenses	4,306	884	—		5,190
Depreciation and amortization	10,195	882	7,274	3.2	18,351
Occupancy	2,402	606	—		3,008
Cost savings initiative	236	—	—		236
Impairment of intangible assets	1,828	—	—		1,828

Total expenses	37,998	14,516	7,274		59,788

OTHER INCOME (EXPENSE) AND GAIN (LOSS)
Net gain (loss) on investments, loans, derivatives and liabilities	46,286	(3,374)	—	3.6	42,912
Other, net	(499)	3,887	—	3.6	3,388
Net gain on the deconsolidation of Market Square CLO	29,551	—	—		29,551

Net other income (expense) and gain (loss)	75,338	513	—		75,851

Income (loss) before income tax expense (benefit)	76,486	2,841	(7,274)		72,053
Income tax expense (benefit)	4,459	4,631	(2,546)	3.7	6,544

Net income (loss)	72,027	(1,790)	(4,728)		65,509
Net loss attributable to noncontrolling interest	—	—	—		—

Net income (loss) attributable to Deerfield Capital Corp.	$72,027	$(1,790)	$(4,728)		$65,509

Net income attributable to Deerfield Capital Corp. per share—
Basic	$6.37				$3.21
Diluted	$4.79				$2.75
Weighted-average number of shares outstanding—
Basic	11,308,543		9,090,909	3.8	20,399,452
Diluted	15,448,027		9,090,909	3.8	24,538,936
See notes to the unaudited pro forma condensed combined financial statements.

104

DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL

STATEMENTS

Note 1—Basis of Presentation

        The unaudited pro forma condensed combined financial statements give effect to the Merger as if it had been completed on January 1, 2009 for statement of operations purposes and on September 30, 2010 for balance sheet purposes. The Merger is accounted for as a purchase business combination, with the Company treated as the legal and accounting acquirer. The unaudited pro forma combined statements of operations should be read in conjunction with the unaudited pro forma condensed combined financial statements which reflects the Company's acquisition of CNCIM and several other strategic transactions which occurred during 2010, beginning on page F-2 of this proxy statement. These unaudited pro forma condensed combined statements of operations are the basis of the unaudited pro forma condensed combined statements of operations presented herein.

        The unaudited pro forma combined financial data is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated as of the beginning of the period or as of the dates for which the pro forma data is presented, nor is it necessarily indicative of future operating results or financial position of the Company.

        The Company's purchase price for CIFC has been allocated to the assets acquired and the liabilities assumed based upon management's preliminary estimate of their respective fair values as of the date of the Merger. Definitive allocations will be performed and finalized after the completion of the Merger. Accordingly, the purchase price allocation pro forma adjustments are preliminary, have been made solely for the purpose of providing unaudited pro forma condensed combined financial data and are subject to revision based on a final determination of fair value.

        As of December 31, 2009, the latest fiscal year for which income tax returns have been filed, CIFC had NOLs of approximately $30.5 million, which will begin to expire in 2028 if not used. The Merger will result in an Ownership Change as defined in Sections 382 and 383 of the Code. As a result of the occurrence of the Ownership Change, the Company's ability to use CIFC's remaining NOLs to reduce its taxable income in a future year would generally be limited to an annual amount equal to, among other possible limits, a percentage of the fair market value of CIFC immediately prior to the Ownership Change. This annual amount is currently estimated at $8.3 million.

        The unaudited pro forma condensed combined financial statements do not include the financial information of CypressTree, which was acquired by CIFC on December 1, 2010. The purchase price of CypressTree is based on future investment advisory fees of each CT CLO and consists of payments of a portion of such fees earned in 2011, and possibly 2012 and 2013, followed by a final payment, contingent on the continuation of management, based on the net present value of the then projected future investment advisory fees. The Company determined that the omission of the CypressTree financial statements did not result in the CIFC financial statements being either substantially incomplete or misleading. At December 1, 2010, CypressTree managed seven CLOs and two other funds in aggregate totaling AUM of approximately $2.6 billion. CIFC management is analyzing each of these CLOs to determine which, if any, are required to be consolidated as required by ASU 2009-17, which became effective on January 1, 2010. However, even if all seven CLOs are required to be consolidated, the net income attributable to Deerfield Capital Corp. will not be affected.

        In preparation of these unaudited pro forma condensed combined financial statements, management evaluated whether there are any differences in the accounting principles of the Company

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DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL

STATEMENTS (Continued)

and CIFC. As a result of this evaluation, management has concluded that there are no significant differences in the accounting policies of the Company and CIFC.

Note 2—Purchase Price of CIFC

        For the purpose of preparing the accompanying unaudited pro forma condensed combined balance sheet as of September 30, 2010, the purchase price was calculated as follows:

	(In thousands, except share and per share information)
Shares issued	9,090,909
Multiplied by Closing Date share price	$6.25	(1)

Value of shares	$56,818
Cash	4,500	(2)
Fair value of deferred payments to the seller	19,854	(3)

Total purchase consideration	$81,173

(1)
Represents the closing price of the Company's Common Stock on February 11, 2011. The stock price to be used for the purchase consideration will be determined on the Closing Date. Therefore, to provide some sensitivity to changes in the overall purchase price, a 20% change in the stock price upward or downward from $6.25 per share would result in a change of $1.25 per share, which equates to an approximate $11.4 million change to the purchase consideration. This upward or downward change in purchase consideration would result in an increase or decrease to goodwill by that amount.

(2)
Includes the reimbursement of $2.0 million of estimated transaction costs and excludes $0.5 million of estimated transaction costs charged to additional paid-in capital.

(3)
Represents the fair value of deferred payments to CIFC Parent per the Merger Agreement. The payments are to be paid as follows: $5.0 million to be paid in two equal annual installments of $2.5 million, with the first payment being made twelve months after the Closing Date, preference payments equal to the first $15.0 million of Tier I and Tier II incentive management fees and 50% of all Tier I and Tier II fees following the $15.0 million preference payments. The $2.5 million payments are not contingent on any performance, but rather are due as a result of the passage of time. The preference payments were based on financial projections and, along with the $2.5 million payments, were discounted to arrive at an estimated fair value.

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DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL

STATEMENTS (Continued)

        The following is a summary of the preliminary allocation of the above purchase price as reflected in the unaudited pro forma condensed combined balance sheet as of September 30, 2010:

(In thousands)
Restricted cash and cash equivalents	$134
Receivables	3
Prepaid and other assets	196
Equipment and improvements, net	428
Deferred tax assets	12,326
Identifiable intangible assets	31,835
Goodwill	37,775
Accrued and other liabilities	(1,524)

$81,173

        See Note 3.2 for a discussion of the methods used to determine the fair value of CIFC's identifiable intangible assets.

Note 3—Pro Forma Adjustments

3.1
To reflect the acquisition of CIFC through the issuance of 9,090,090 shares of Common Stock, the $5.0 million Closing Date cash payment which includes the reimbursement of certain transaction costs, the $4.5 million fair value of the deferred payments totaling $5.0 million of cash to be paid in two equal annual installments of $2.5 million, with the first payment being made twelve months after the Closing Date, the $11.9 million estimated fair value of the $15.0 million Tier I and Tier II preference payments and the $3.5 million estimated fair value of 50% of all Tier I and Tier II fees following the $15.0 million preference payments. The estimated issuance and registration costs of the Common Stock of $1.1 million are reflected as a reduction of additional paid-in capital.

3.2
To reflect the estimated fair values of intangible assets at the acquisition date. The preliminary allocations are as follows:

	Closing Date Estimated Fair Value	Closing Date Estimated Average Remaining Useful Life	Additional Amortization Expense for the nine months ended September 30, 2010	Amortization Expense for the year ended December 31, 2009
	(In thousands)	(In years)	(In thousands)	(In thousands)
Intangible asset class:
Investment management contracts	$31,000	8	$4,400	$7,167
Trade name	300	N/A	—	—
Non-compete agreements	535	5	80	107

	$31,835		$4,480	$7,274

  The fair value of the intangible assets related to the CIFC CLO investment management contracts were determined utilizing an excess earnings approach based on the expected cash flows from the CLOs. The intangible assets related to the management contracts are amortized based on a ratio of expected discounted cash flows from the contracts over the expected remaining term of the contracts. The fair value of the intangible asset related to the CIFC trade name was determined utilizing a relief from royalty method applied to expected cash flows. The fair value of the

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DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL

STATEMENTS (Continued)

  intangible assets associated with the non-compete agreements was determined using a lost cash flows analysis and are amortized straight-line over the term of the agreements. The pro forma adjustments to depreciation and amortization expense are outlined in the above table.

3.3
To reflect the difference between purchase price consideration in excess of the estimated fair value of tangible and identified intangible net assets acquired, including goodwill. See Note 2 for further information.

3.4
To adjust CIFC assets acquired, liabilities assumed and historical stockholder's equity.

3.5
To reflect the Company's estimated transaction related expenses that have not been paid. These costs are not included in the unaudited pro forma condensed combined statement of operations because they are non-recurring. This adjustment does not include severance costs related to the termination of employees on or around the Closing Date.

3.6
On December 1, 2009, CIFC transferred certain assets to CIFC Parent in connection with the Reorganization (as defined in the section of this proxy statement entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations of CIFC." These assets included investments in the residual tranches of CLOs managed by CIFC and an investment in the Class D notes of a CLO managed by CIFC. No adjustment has been made to remove the non-recurring items as a result of the Reorganization or to eliminate interest income on the Class D notes from the 2009 unaudited pro forma condensed combined statement of operations because the Reorganization was not directly attributable to the Merger. These amounts are as follows:

(In thousands)
Interest income on Class D notes	$309
Income from investments in sponsored funds	3,897
Discount on income notes in consolidated sponsored fund	7,980
Net realized loss on transfer of investments in sponsored funds	(6,430)
Loss on transfer of Class D notes	(1,009)

$4,747

  Interest income on Class D notes is included in interest income, income from investments in sponsored funds is included in other, net and the other amounts are included as part of net gain (loss) on investments, loans, derivatives and liabilities.

3.7
To reflect the estimated resulting income tax provision as a result of an Ownership Change as defined in Sections 382 and 383 of the Code and the corresponding limitations on the annual amounts of NOLs and NCLs available to reduce taxable income. The Company previously had significant NOLs and NCLs that were available to offset taxable income. The pro forma income tax provision is based on the estimated income tax expense of the Company combined (which takes into account all pro forma adjustments), which is based on an estimated tax rate of 35% for the year ended December 31, 2009 and the nine months ended September 30, 2010.

3.8
The below table summarizes both the adjustments to the weighted-average number of shares outstanding and the effect on the Company's earnings per share calculation as a result of issuing

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DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL

STATEMENTS (Continued)

  the Common Stock and the dilutive impact of the grant of warrants and issuance of Convertible Notes:

	Nine months ended September 30, 2010	Year ended December 31, 2009
	(In thousands, except share and per share data)
Computation of pro forma combined net income attributable to Deerfield Capital Corp per share—basic:
Pro forma combined net income (loss) attributable to Deerfield Capital Corp.	$2,765	$65,509

Calculation of pro forma combined weighted-average number of shares outstanding—basic:
DFR/CN pro forma weighted-average number of shares outstanding—basic	11,345,954	11,308,543
Issuance of common stock	9,090,909	9,090,909

Weighted-average number of shares outstanding used in basic computation	20,436,863	20,399,452

Pro forma combined net income attributable to Deerfield Capital Corp. per share—basic	$0.14	$3.21

Computation of pro forma combined net income attributable to Deerfield Capital Corp per share—diluted:
Pro forma combined net income (loss) attributable to Deerfield Capital Corp.	$2,765	$65,509
Add back of interest expense on convertible debt(1)	n/m	2,023

Pro forma combined net income (loss) attributable to Deerfield Capital Corp. after add backs	$2,765	$67,532

Calculation of pro forma combined weighted-average number of shares outstanding—diluted:
DFR/CN pro forma weighted-average number of shares outstanding—diluted	11,398,830	15,448,027
Issuance of common stock	9,090,909	9,090,909

Weighted-average number of shares outstanding used in diluted computation(1)	20,489,739	24,538,936

Pro forma combined net income attributable to Deerfield Capital Corp. per share—diluted	$0.13	$2.75

(1)
During the nine months ended September 30, 2010, the 4,132,231 Conversion Shares related to the Convertible Notes were excluded from the calculation of diluted net income (loss) per share because their effect was anti-dilutive under the if-converted method.

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DEERFIELD'S BUSINESS

Overview

        The Company is a Maryland corporation with an Investment Management segment that manages approximately $9.3 billion of client assets as of January 1, 2011, including bank loans and other corporate debt, RMBS, government securities and ABS. Certain of these client assets, which the Company is required to consolidate, constitute its Consolidated Investment Products segment. In addition, through the Company's Principal Investing segment, the Company manages its own assets, which are comprised primarily of fixed income investments, including bank loans and other corporate debt and Agency RMBS, and totaled $535.0 million as of September 30, 2010.

The Company's Business

        The Company has three business segments: Investment Management, Principal Investing and Consolidated Investment Products. The Company's Investment Management segment earns investment advisory fees for managing investment accounts, including CDOs and other investment vehicles. The Company is required to consolidate eleven of the CDOs managed by its Investment Management segment because they are VIEs with respect to which the Company is deemed to be the primary beneficiary. These eleven CDOs constitute the Company's Consolidated Investment Products segment. The Principal Investing segment involves maintaining an investment portfolio comprised primarily of bank loans and other corporate debt and Agency RMBS.

Investment Management Segment

        The Company's Investment Management segment is operated through its indirect wholly-owned subsidiary, DCM and its wholly-owned subsidiary, CNCIM. Unless otherwise noted or the context otherwise requires, references to DCM's investment management activities include the activities of CNCIM. Through the Company's Investment Management segment, the Company manages investment accounts for various types of clients, including CDOs and other investment vehicles. These clients are collective investment vehicles that pool the capital contributions of multiple investors, which are typically institutional investors. The Company specializes in managing fixed income investments, including corporate debt, RMBS, government securities and ABS. DCM and CNCIM enter into investment management agreements with each client, pursuant to which the client grants the Company certain discretion to purchase and sell securities and other financial instruments.

        The Company's primary source of revenue from its Investment Management segment is the investment advisory fees paid by the accounts the Company manages. These fees typically consist of management fees based on the account's assets and, in some cases, performance fees based on the profits the Company generates for the account. The Company's fees differ from account to account, but in general, its fees from CDOs consist of a senior management fee (payable before the interest payable on the debt securities issued by the CDO) that ranges from 5 basis points to 20 basis points annually of the principal balance of the underlying collateral of the CDO, a subordinate management fee (payable after the interest payable on the debt securities issued by the CDO and certain other expenses) that ranges from 5 basis points to 45 basis points annually of the principal balance of the underlying collateral of the CDO, and, in certain CDOs, performance fees that are paid after certain investors' returns exceed an internal rate of return ("IRR hurdle"). The performance fees are based on residual cash flows above the IRR hurdle and vary by transaction.

Principal Investing Segment

        The Company's Principal Investing segment manages its own assets, which are comprised primarily of fixed income investments, including bank loans and other corporate debt and Agency RMBS. Income from the Company's Principal Investing segment is influenced by four factors: (i) the difference between the interest income the Company earns on its investment portfolio and the cost of its

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borrowings net of hedges, if any, (ii) the net recognized gains and losses, if any, on the Company's investment portfolio, (iii) provision for loan losses, if any, and (iv) the volume or aggregate amount of such investments. The Company uses leverage to seek to enhance its returns, which can also magnify losses.

Consolidated Investment Products Segment

        The Company's Consolidated Investment Products segment consists of the CIP CDOs, which the Company is required to consolidate pursuant to the amendments to the consolidation guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 810—Consolidation ("ASC Topic 810"), as amended by Accounting Standards Update 2009-17, which became effective January 1, 2010. The assets of the CIP CDOs are held solely as collateral to satisfy the obligations of the CIP CDOs. The Company has no right to the benefits from, nor does it bear the risks associated with, the assets held by the CIP CDOs, beyond the Company's minimal direct investments and beneficial interests in, and management fees generated from, the CIP CDOs. If the Company were to liquidate, the assets of the CIP CDOs would not be available to its general creditors, and as a result, the Company does not consider them its assets. Additionally, the investors in the CIP CDOs have no recourse to the general credit of the Company for the debt issued by the CIP CDOs. Therefore, this debt is not the Company's obligation.

Assets Under Management

        As of January 1, 2011, the Company's total AUM was approximately $9.3 billion, primarily held in 30 CDOs. Sixteen of the CDOs, commonly referred to as CLOs, invest mainly in bank loans, ten mainly in ABS and four mainly in corporate bonds.

Collateralized Debt Obligations (CDOs)

        The term CDO generally refers to a special purpose vehicle that owns a portfolio of investments and issues various tranches of debt and equity securities to finance the purchase of those investments. The investments purchased by the CDO are governed by investment guidelines agreed with the ratings agencies, including limits on the CDO's exposure to any single industry or issuer. Most CDOs have a defined investment period during which they are allowed to make investments or reinvest capital as it becomes available.

        CDOs typically issue multiple tranches of debt and equity securities with varying ratings and levels of subordination to finance the purchase of investments. These securities receive interest and principal payments from the CDO in accordance with an agreed upon priority of payments, commonly referred to as the "waterfall." The most senior notes, generally rated AAA/Aaa, typically represent the majority the total liabilities of the CDO. This tranche of notes is issued at a specified spread over LIBOR and typically has the first claim on the earnings on the CDO's investments (after payment of certain fees and expenses). The mezzanine tranches of rated notes generally have ratings ranging from AA/Aa to BB/Ba and also are issued at a specified spread over LIBOR with higher spreads paid on the tranches with lower ratings. Each class of notes is typically only entitled to earnings on the CDO's investments if the required interest and principal payments have been made on the more senior tranches. The most junior tranche can take the form of either subordinated notes or preferred shares and is commonly referred to as the CDO's "equity." The equity generally does not have a stated coupon but is entitled to residual cash flows from the CDO's investments after all of the other tranches of notes and certain other fees and expenses are paid.

        CDOs generally appoint a collateral manager to manage their investments. In exchange for their services, CDO managers typically receive three types of fees: senior fees, which are typically paid prior to the most senior tranche of notes; subordinated fees, which are typically paid after all of the mezzanine notes but prior to the equity; and incentive fees, which are typically paid only after the

111

equity has received an agreed-upon rate of return on their investment. CDOs also generally appoint a trustee and collateral administrator, who is responsible for holding the CDO's investments, collecting investment income and distributing that income in accordance with the waterfall.

History of Operations

        The Company commenced operations on December 23, 2004 as an externally managed real estate investment trust ("REIT") and completed its initial public offering in July 2005. In December 2007, the Company acquired DCM's parent company, Deerfield & Company LLC ("D&C"). As a result of this acquisition, each of D&C and DCM became the Company's indirect, wholly-owned subsidiaries, and the Company became internally managed.

        During 2008, the Company suffered significant losses in the Company's Principal Investing segment and goodwill and intangible asset impairments in its Investment Management segment as a result of the global credit crisis. In response, the Company implemented cost savings initiatives designed to improve its financial results without adversely impacting its ability to operate its business in a prudent and competitive manner and negotiated significant amendments and waivers to the Company's debt covenants. Those cost savings initiatives included headcount reductions, reductions in bonus compensation and other reductions in overall operating expenses. Also during 2008, the Company's REIT status terminated when the Company converted to a C corporation to maximize the use of potential significant tax benefits and provide more flexibility with respect to future capital investment.

        During 2009, the Company achieved a return to profitability due to its continued focus on cost containment and growth, and its RMBS portfolio exhibited more stability. The Company did, however, experience a decline in investment advisory fees due to the liquidation of certain investment funds and CDOs that the Company managed and a deferral of subordinated management fees from the majority of its CLOs. In a continuation of the Company's 2008 cost savings initiatives, in November 2009, the Company entered into a lease amendment, which allowed it to relocate to a smaller space in the same building and will result in approximate annual savings of $1.3 million. In addition, the Company continued to reduce its alternative asset portfolio and sold its investment in the preference shares issued by Market Square CLO Ltd. on June 30, 2009, resulting in the deconsolidation of that entity.

        During 2010, the Company remained profitable due in part to increased revenues from its Investment Management segment and a significant restructuring of its long-term debt and its RMBS portfolio exhibited continued stability. In June, the Company acquired CNCIM, an investment manager with four CLOs under management, from Bounty. In connection with this acquisition, Bounty purchased, for cash, $25.0 million in aggregate principal amount of the Convertible Notes. The Company's acquisition of CNCIM contributed to the increase in its Investment Management segment revenues for 2010, as did the fact that most of its CLOs resumed current payment of subordinated management fees and began to repay previously deferred subordinated management fees. The restructuring of the Company's long-term debt consisted of (i) replacing the Company's existing $120.0 million of trust preferred securities with $120.0 million of junior subordinated notes, all of which contain significantly reduced covenants and $95.0 million of which are subject to a significantly lower interest rate through April 30, 2015, and (ii) discharging the Company's $73.9 million of Series A and Series B senior secured notes at a significant discount, in part with the cash from the issuance of the Convertible Notes.

The Company's Strategy if the Transactions are not Consummated

        Currently, the Company's growth strategy centers on four areas: (i) the acquisition of existing CDO contracts from other managers, (ii) the internal development of new product offerings relying on existing capabilities, (iii) the introduction of new products resulting from acquisitions of and ventures with external managers and (iv) the creation of new CLOs as the market environment improves and the economics for new issuances become attractive to investors.

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        Consistent with the Company's current strategy, the Company acquired CNCIM, an investment manager with four CLOs under management, on June 9, 2010. In addition, in prior years, the Company acquired the management contracts for Robeco CDO II Limited and Mayfair Euro CDO I B.V. The Company is also focused on growing its Investment Management segment by launching new investment products that the Company believes will diversify its revenue streams and take advantage of its core competencies of credit analysis and asset management. The Company intends to make investments in certain of these new investment products. The Company believes that the growth of fee-based income through the management of alternative investment products will provide the most attractive risk-adjusted return on capital.

        The Company is also focused on managing its Principal Investing segment by opportunistically redeploying its capital into other fee-based strategies. In the near term, the Company expects to continue to hold its RMBS portfolio both for the income it provides and as a source of liquidity.

        See the section of this proxy statement entitled "Proposal No. 1—Corporate Growth Strategy of the Combined Company" for a description of the planned strategy and competition of the combined company following the closing of the Transactions.

Competition

        The Company competes for investment management clients and AUM with numerous other investment managers, including those affiliated with major commercial banks, broker-dealers and other financial institutions. The factors considered by clients in choosing the Company or a competitor include the past performance of the accounts managed by the firm, the background and experience of its key portfolio management personnel, its reputation in the fixed income asset management industry, its advisory fees and the structural features of the investment products (such as CDOs and investment funds) that it offers. Some of the Company's competitors have greater portfolio management resources than the Company, have managed client accounts for longer periods of time or have other competitive advantages over the Company.

Operating and Regulatory Structure

Exclusion from Regulation Under the 1940 Act

        The Company and its subsidiaries have operated, and intend to continue to operate, in such a way as to be excluded from registration under the 1940 Act. D&C and DC LLC are excluded from registration under the 1940 Act because no more than 40% of their assets, on an unconsolidated basis, excluding cash and government securities, are investment securities. The Company intends to continue to qualify for this exclusion by monitoring the value of all its subsidiaries and any investment securities the Company owns to ensure that at all times, no more than 40% of their assets, on an unconsolidated basis, excluding certain items, will be investment securities under the 1940 Act.

Governmental Regulations

        DCM is registered with the SEC as an investment adviser and with the Commodity Futures Trading Commission as a commodity trading advisor. In these capacities, DCM is subject to various regulatory requirements and restrictions with respect to the Company's asset management activities (in addition to other laws). In addition, investment vehicles managed by DCM are subject to various securities and other laws. You may obtain a copy of DCM's SEC Form ADV Part II upon request.

Employees

        As of December 31, 2010, the Company had approximately 65 full-time employees.

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CIFC'S BUSINESS

Overview

        CIFC, a Delaware corporation formed in 2005, is a New York-based corporate credit asset manager. As of December 31, 2010, CIFC had approximately $6.1 billion in AUM across 14 CLOs and other funds. As referred to herein, "CIFC" includes its wholly-owned subsidiary, CypressTree. CIFC's principal executive office is located at 250 Park Avenue, 5th Floor, New York, New York 10177 (telephone: (212) 624-1200).

CIFC's Business

        CIFC invests primarily in senior secured corporate loans and equivalent exposures in primary and secondary markets. As of December 31, 2010, CIFC managed approximately 600 credit investments, the substantial majority of which constituted senior secured corporate loans. Historically, CIFC has financed its senior secured corporate loans through the issuance of CLOs, which it manages on behalf of debt and equity investors for the terms of the CLOs.

        For the services provided by CIFC, CIFC receives senior and subordinate management fees equal to a percentage of the AUM (based on certain waterfall constraints). In addition to these fees, for certain of its CLOs, CIFC is entitled to receive two performance incentive fees of (i) an additional percentage of the AUM (based on certain waterfall constraints) after the fund reaches a performance goal, and (ii) 20% of interest proceeds above a separate performance goal.

Investment Team

        CIFC has a team of experienced senior investment professionals and, since inception, has been led by Peter Gleysteen, its founder, CEO and Co-Chief Investment Officer. Mr. Gleysteen's prior career was at JPMorgan Chase & Co. (and its predecessor institutions Chase Manhattan Corp. and Chemical Banking Corp. (together "JPMorgan Chase")), where he co-founded and was responsible for the global loan syndications business and the corporate loan portfolio (see the section of this proxy statement entitled "Proposal No. 1—The Merger Proposal—The Board, New Directors and Chief Executive Officer"). Mr. Gleysteen was joined by a senior team with long experience working together at JPMorgan Chase. The investment team is comprised of two closely integrated but distinct functions: (1) Investment Management and (2) Fund Management and Trading.

        Investment Management

        CIFC's Investment Management team analyzes potential senior secured corporate loan investments and monitors existing senior secured corporate loan investments. The team makes proactive research recommendations and provides ongoing oversight to identify, manage and mitigate risk. The members of CIFC's Investment Management team have extensive corporate lending experience and defined industry expertise and have significant experience in work-outs and restructurings of troubled senior secured corporate loans.

        Fund Management and Trading

        CIFC's Fund Management and Trading team implements fund strategies, recommends actions to improve risk profile and achieve target fund objectives, monitors and forecasts performance of individual funds and conducts sensitivity modeling. The Fund Management and Trading team is responsible for loan purchases and sales, fund allocation decisions and providing a comprehensive view of market dynamics. The Fund Management and Trading team has expertise in corporate lending, portfolio management, CLO structuring and loan trading.

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 Assets under Management

        As of December 31, 2010, CIFC's total AUM was approximately $6.1 billion, primarily held in fourteen CLOs to which CIFC and its affiliates acts as collateral manager and sub-adviser. CIFC originated seven CLOs totaling $3.6 billion in AUM in 2006 and 2007. In addition to these seven CLOs, in December 2010, CIFC acquired CypressTree, an asset manager that manages and sub-advises seven CLOs and two other funds, in aggregate totaling $2.6 billion in AUM as of the date of the CypressTree Acquisition Agreement.

Competition

        CIFC competes for investment management clients and AUM with numerous other investment managers, including those affiliated with major commercial banks, broker-dealers and other financial institutions. The factors considered by clients in choosing CIFC or a competitor include the past performance of the accounts managed by the firm, the background and experience of its key portfolio management personnel, its reputation in the fixed income asset management industry and its advisory fees and the structural features of the investment products (such as CLOs and investment funds) that it offers. Some of CIFC's competitors have greater portfolio management resources than CIFC, have managed client accounts for longer periods of time or have other competitive advantages over CIFC.

Governmental Regulations

        CIFC is registered with the SEC as an investment adviser. In this capacity, it is subject to various regulatory requirements and restrictions with respect to its asset management activities (in addition to other laws). In addition, investment vehicles managed by CIFC are subject to various securities and other laws. You may obtain a copy of CIFC's SEC Form ADV Part II upon request.

Employees

        As of December 31, 2010, CIFC had 26 full-time employees.

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 CORPORATE GROWTH STRATEGY OF THE COMBINED COMPANY

        The Company and CIFC believe the combined company will be well positioned for future growth for numerous reasons, including (i) improving institutional investor demand for investment products based on corporate credit, including corporate bank loans, which is the combined company's core business, (ii) the combined company has a long history and breadth of experience for a company of its type, (iii) the strong historical track record of the combined company's existing CLOs, which is expected to differentiate the combined company from its competitors, and (iv) the combined company's financial resources, which it believes will be sufficient to support growth. Specific growth opportunities are expected to include organic growth, including the continued issuance of new CLOs, acquisitions of other asset managers, which may provide the combined company with additional scale and the potential for margin enhancing cost synergies, and new investment products based on its corporate credit expertise. The overall goal of the combined company is to continue to expand its product offerings and investment services to a broader set of clients enhancing its position as a world class financial services company.

Competition

        The combined company will compete for investment management clients and AUM with numerous other investment managers, including those affiliated with major commercial banks, broker-dealers and other financial institutions. The factors considered by clients in choosing the combined company or a competitor include the past performance of the accounts managed by the firm, the background and experience of its key portfolio management personnel, its reputation in the fixed income asset management industry and its advisory fees and the structural features of the investment products (such as CLOs and investment funds) that it offers. Some of the combined company's competitors will have greater portfolio management resources than the combined company, will have managed client accounts for longer periods of time or will have other competitive advantages over the combined company.

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 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF CIFC

        CIFC is a wholly-owned subsidiary of CIFC Parent. Unless otherwise noted, or the context otherwise requires, this Management's Discussion and Analysis of the financial condition and results of operations refers to CIFC's consolidated financial statements as of December 31, 2009 and 2008 (as restated) and for the years ended December 31, 2009, 2008 (as restated) and 2007 (as restated) (the "CIFC Consolidated Financial Statements") and footnotes thereto beginning on page F-14 of this proxy statement.

        CIFC considers all statements regarding industry outlook, the future performance of its business and other non-historical forward-looking statements as permitted by the Act. Certain statements made in this proxy statement may constitute forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) regarding the expectations of management with respect to future results. Forward-looking statements can be identified by forward-looking language, including words such as "believes," "anticipates," "expects," "estimates," "intends," "may," "plans," "projects," "will" and similar expressions, or the negative of these words. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made. Forward-looking statements are also based on predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond CIFC's control. Forward-looking statements are further based on various operating assumptions. Caution must be exercised in reliance on forward-looking statements. Due to known and unknown risks, actual results may differ materially from expectations or projections. CIFC does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to matters discussed in this proxy statement, except as may be required by applicable securities laws. All future written and oral forward-looking statements attributable to CIFC or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referenced above. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, the risks and uncertainties described in the sections of this proxy statement entitled "Cautionary Note on Forward-Looking Statements" beginning on page 23 of this proxy statement and "Risk Factors" beginning on page 15 of this proxy statement.

        CIFC is registered with the SEC as an investment adviser under the 1940 Act. CIFC is not a publicly traded company, has not issued any registered securities and had annual revenues of less than $50 million in the year ended December 31, 2009.

Overview

        CIFC is a Delaware corporation established in November 2005 and based in New York, New York. Pursuant to collateral management agreements, CIFC provides collateral management services to the seven CIFC CLOs, which have combined AUM of approximately $3.5 billion as of September 30, 2010: CIFC Funding 2006-I, Ltd. ("2006-I"), CIFC Funding 2006-IB, Ltd. ("2006-IB"), CIFC Funding 2006-II, Ltd. ("2006-II"), CIFC Funding 2007-I, Ltd. ("2007-I"), CIFC Funding 2007-II, Ltd. ("2007-II"), CIFC Funding 2007-III, Ltd. ("2007-III"), and CIFC Funding 2007-IV, Ltd. ("2007-IV").

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        As of September 30, 2010, CIFC managed the seven CIFC CLOs referenced above with approximately $3.5 billion AUM as follows (amounts in millions):

CLO	Closing Date	September 30, 2010 AUM
2006-I	August 2006	$513.9
2006-IB	October 2006	392.1
2006-II	December 2006	607.3
2007-I	February 2007	392.4
2007-II	March 2007	594.3
2007-III	July 2007	432.6
2007-IV	September 2007	592.3

Total		$3,524.9

        In addition to the seven CIFC CLOs, in December 2010, CIFC acquired CypressTree, an asset manager that manages and sub-advises the seven CT CLOs and two other funds, in aggregate totaling $2.6 billion in AUM as of the date of the CypressTree Acquisition Agreement. See the section of this proxy statement entitled "—Recent Developments, Agreement with Primus" below.

History of Operations

        In November 2005, Peter Gleysteen founded CIFC with financial backing from funds managed by Charlesbank Capital Partners LLC ("Charlesbank"), a leading private equity firm based in Boston. Mr. Gleysteen's prior career was at JPMorgan Chase where he co-founded and was responsible for the global loan syndications business and the corporate loan portfolio and served as (and its predecessor institutions Chase Manhattan Corp. and Chemical Banking Corp.) Chief Credit Officer. Mr. Gleysteen was joined at CIFC by a senior team with extensive experience previously at JPMorgan Chase which has been working together since the inception of CIFC.

        At formation, CIFC was capitalized with approximately $60 million with Peter Gleysteen, senior CIFC management and certain other investors owning approximately 15% of CIFC, and private equity funds managed by Charlesbank owning the remainder. In 2008, funds managed by Charlesbank contributed additional equity capital of $40 million to CIFC, raising their contribution to approximately 90% of the total equity capital of the business.

        In 2006, CIFC retained Bear Stearns to assist in the securitization of three CLOs. Bear Stearns provided short-term warehouse financing and assisted in the marketing, underwriting and securitization of three CLOs with approximately $1.6 billion AUM. In 2007, CIFC retained Bear Stearns, JPMorgan and Wachovia to assist in the securitization of four CLOs. Bear Stearns, JPMorgan and Wachovia provided short-term warehouse financing and assisted in the marketing, underwriting and securitization of four CLOs with approximately $2.0 billion AUM. The table above sets forth additional detail.

        CIFC Warehouse Corp., LLC, a Delaware limited liability company and wholly-owned subsidiary of CIFC ("CIFC Warehouse"), was established in 2007 for the sole purpose of holding restricted cash in connection with the first loss exposure on outstanding warehouse facilities. As of December 31, 2009 and 2008, there were no outstanding warehouse facilities, and as such there were no restricted cash balances held by CIFC Warehouse. As of today, CIFC Warehouse has no assets or liabilities but remains in existence and could be utilized in connection with securitization of future CLOs.

        In 2007, CIFC formed a wholly-owned subsidiary, CIFC International, Ltd. (the "UK Sub"). The UK Sub was an entity incorporated in the United Kingdom to provide credit advisory services relating to European and other non-U.S. loans. The subsidiary's functional currency was the United States dollar. In March 2009, CIFC elected to discontinue the operations of the UK Sub. All revenue and

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expense items related to the UK Sub have been reclassified to discontinued operations as of December 31, 2009 and 2008 and for the three years ending December 31, 2009.

        In 2009, the CIFC Board determined that the use of a holding company structure for the business would provide CIFC with a more flexible and efficient structure in which to operate and pursue strategic initiatives. The CIFC Board determined that the use of a limited liability company, rather than a corporation, as the holding company would further enhance the flexibility and efficiency of the holding company structure. On December 1, 2009, CIFC was reorganized (the "Reorganization") such that CIFC became the wholly-owned subsidiary of CIFC Parent, and stockholders of CIFC became members of CIFC Parent.

        In conjunction with the Reorganization, certain assets owned by CIFC were transferred to CIFC Parent on December 1, 2009 as a dividend in kind. Such assets were comprised of CIFC's investments in the residual tranches of the CIFC CLOs and CIFC's investment in the Class D Notes of one of the CIFC CLOs. The transfer was accounted for at fair market value for financial reporting purposes and resulted in a loss on the transfer of the Class D Notes of $1.0 million, reflected on CIFC's consolidated statements of operations as Loss on transfer of Class D Notes. The investments in the residual tranches of the CIFC CLOs are reported at fair market value, and the net loss on trading securities reported in 2009 was $6.4 million, reflected on CIFC's consolidated statements of operations as Net realized loss on transfer of investments in sponsored funds.

        For tax purposes, any excess of the fair market value of each security over the tax basis of such security on the date of transfer generated a realized gain taxable to CIFC. Any excess of the tax bases of such securities over the fair market values was not tax deductible.

        As a result of the transfer, CIFC's investments in the residual tranches of the CIFC CLOs and its investment in the Class D Notes of one of the CIFC CLOs, as well as any associated interest receivable balance relating to the Class D Notes, are not reflected on CIFC's consolidated balance sheet at September 30, 2010 and December 31, 2009. On the consolidated statement of operations for the year ended December 31, 2009, revenue of $3.9 million related to such assets was recognized for the period of time that CIFC (as opposed to CIFC Parent) held such assets, specifically January 1, 2009 to November 30, 2009.

CIFC's Business

        CIFC invests in senior secured corporate loans and equivalent exposures from banks on a wholesale, non-competitive basis in primary and secondary markets. CIFC constructed, securitized and currently manages portfolios of senior secured corporate loans for institutional investors.

        As part of this activity, CIFC acts as collateral manager for the seven CIFC CLOs, referred to as the "sponsored funds" in the CIFC Consolidated Financial Statements. As collateral manager, CIFC advises the CIFC CLOs on their purchases of senior secured corporate loans and other credit exposures, including first and second lien tranches of broadly syndicated, middle market, club loans and revolving credit and delayed draw facilities.

Collateralized Loan Obligations

        CLOs are special purpose vehicles that own portfolios of senior secured corporate loan investments and other credit exposures and issue various tranches of debt and equity securities to fund the purchase of those investments. The debt tranches issued by a CLO are typically rated by one or more of the principal rating agencies based on a number of factors, including portfolio quality, diversification and structural subordination. The residual interest tranche, sometimes referred to as the equity tranche, issued by the CLO represents the first loss piece in the capital structure of the CLO and is generally entitled to all residual amounts available for distribution after the CLO's obligations to

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the senior debt holders and certain other parties have been satisfied. As of September 30, 2010 and December 31, 2009, 2008 and 2007, CIFC managed seven CLOs that invest primarily in senior secured corporate loans and did not hold any investments in other CLO debt or equity securities. As described above, as a result of the Reorganization, CIFC Parent holds certain equity or subordinated debt issued by the CIFC CLOs. This section also refers to CLOs managed by CIFC as "sponsored funds" or, if consolidated, as "consolidated sponsored funds." In December 2010, CIFC acquired CypressTree, which manages the seven CT CLOs that are not included in the CIFC Consolidated Financial Statements.

Key Financial Measures and Indicators

        CIFC's key financial measures and indicators are discussed below.

Revenues

        For the services provided, CIFC receives senior and subordinate management fees generated and paid quarterly depending on certain cash distribution constraints governing the CLOs, generally calculated as a percentage of AUM for the respective CLO. In addition to these fees, CIFC is typically entitled to receive two performance incentive fees (a "Tier I" fee and a "Tier II" fee) generated and paid quarterly (again, depending on certain cash distribution constraints governing the CLOs) of: (i) an additional percentage of AUM after the fund reaches a performance hurdle, and (ii) 20% of interest and principal proceeds above a separate performance hurdle. The performance hurdles for these calculations are determined as proceeds from the CLO investments result in the CLO residual interest tranche investors receiving a cash-on-cash return or an internal rate of return ("IRR") above specified percentages on their net invested capital. No Tier II fees have been paid to date. Subsequent to adoption of ASC 810-10 on January 1, 2010, all of these fees are eliminated in the CIFC Consolidated Financial Statements as a result of consolidating the consolidated sponsored funds.

        A summary of the management fees and performance incentive fees is as follows:

CLO	Senior Management Fee	Subordinate Management Fee	Tier I Performance Incentive Fee	Tier II Performance Incentive Fee
2006-I	0.15%	0.35%	0.15%	20%
2006-IB	0.15%	0.35%	0.15%	20%
2006-II	0.15%	0.35%	0.15%	20%
2007-I	0.15%	0.35%	0.15%	20%
2007-II	0.15%	0.35%	0.15%	20%
2007-III	0.15%	0.35%	0.15%	20%
2007-IV	0.10%	0.25%	n/a	n/a

Services Contracts

        CIFC's results of operations depend solely on revenue earned under CLO collateral management agreements, and CIFC had seven such contracts outstanding as of September 30, 2010. The CIFC CLOs have final maturity dates between 2019 and 2021 and may be redeemed early under certain circumstances, which would result in the early termination of the related collateral management agreements. These contracts cannot otherwise be terminated early, other than for cause. The occurrence of any such early termination would have a material impact on CIFC's results of operations. Currently, CIFC has not received any indication leading it to believe that it may be removed as collateral manager under any CIFC CLO contract, including as a result of the Merger. As a result of the failure of certain CypressTree individuals to remain employed at CypressTree following its acquisition by CIFC, CypressTree has received notice that it is being removed as manager of one of the CT CLOs (pending appointment of a suitable replacement manager). With respect to the other CT

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CLOs, unlike investors in the CIFC CLOs, certain investors therein have the right to remove CypressTree as manager at any time without cause.

Employees

        As of September 30, 2010, CIFC had 23 employees. As of December 31, 2009, 2008 and 2007, CIFC had 26, 33 and 61 employees, respectively.

Trends

        CIFC identified the following trends that may affect its business:

        Financial crisis, recession and credit market dislocation.    The well-publicized disruptions in the financial markets that began in 2007 and escalated throughout 2008 significantly diminished through the second half of 2009 and stabilized during the first three quarters of 2010. The numerous programs implemented by the U.S. government aimed at settling credit markets and improving overall financial system liquidity show signs of having the desired effect. The economy stabilized and began growing at a modest level, which is continuing. U.S. businesses likewise stabilized and began improving in both financial condition and profitability. Reflecting this, the Standard & Poor's Rating Services and Moody's Investor Services speculative grade default rates declined. Another sign of returning stability and confidence in financial markets was a moderate increase in equity markets with the Dow Jones Industrial Average and the S&P 500 advancing by 3.5% and 2.3%, respectively, during the first three quarters of 2010, following advances in 2009 of 18.8% and 23.5%, respectively. Importantly, the S&P/LSTA Leveraged Loan Index, also increased 4.9% for the first three quarters of 2010 after increasing 41.5% in 2009, and the Credit Suisse High Yield Index rose 6.8% and 51.4%, respectively, for those same periods. Another sign that markets may be resuming more normal operations was an increased pace of mergers and acquisitions. Further contributing to a sense of returning normalcy after the rebound in 2009 was the relative stability of U.S. Treasury yields. On balance, rates along the yield curve moved downward by 145 basis points or less from December 31, 2009 to September 30, 2010, with the shorter end of the curve (3 years or less) moving 102 basis points. While CIFC cannot predict the long-term effect that these programs will have on financial markets or its business, it has observed that the substantial liquidity provided by the U.S. government via the fiscal and monetary policies and other programs it implemented had the effect of raising prices for financial assets and lowering risk premiums.

        Corporate credit performance.    Corporate default rates increased in 2009 as the U.S. economy weakened and financial markets deteriorated but dropped sharply during the first three quarters of 2010. As noted above, rising stock prices and recent corporate earnings reports for many companies point to improving economic conditions. Forecasts indicate a continuing reduction in corporate default rates and the possibility of a bottoming of the business cycle. Any slippage in the economic recovery could upset this trend, and corporate default rates could increase. Such increased default rates could likely further reduce the returns associated with the corporate loans held in the CIFC CLOs. Increases in defaults could also trigger or prolong the effects of certain structural provisions in the CIFC CLOs. These structural provisions include, but are not limited to, overcollateralization requirements that are meant to protect investors from deterioration in the credit quality of the underlying collateral pool.

        CLO financing and management.    The reduction in liquidity and widening of credit spreads that occurred in 2009 resulted in significant downward pressure and increased volatility of some of the market values of assets typically held in and financed by CLOs. While these trends moderated during the first three quarters of 2010, these favorable developments could be arrested or reversed as noted above. Such decreased market values, along with potential increased default rates in assets held in CLOs and significant rating agency downgrades of the collateral underlying CLOs, can trigger certain of the CLO's structural provisions and potentially events of default, either of which would reduce

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management fees and AUM. This has not impacted CIFC's CLOs to date but remains a risk that is a priority consideration in CIFC's investment process.

        There was a substantial increase in prices of senior secured corporate loans in the second half of 2009, extending into 2010. This price increase, coupled with moderating loan defaults, contributed to the ability of the seven CIFC CLOs to perform at a satisfactory or better level, including the continued uninterrupted cash distribution since inception of management fees earned on the seven CIFC CLOs. CIFC expects performance under these structural provisions to continue to improve.

        The improving economic environment raises the possibility that new CLO issuance may resume during 2011. For newly formed CLOs, CIFC would also expect the relative size of the equity or residual tranche of the capital structure to be a larger percentage of the overall structure when compared to the CLOs currently under its management. While CIFC expects new CLOs to be launched in 2011, it is very difficult to determine when or how these new CLOs will be structured. While overall conditions in the credit markets appear to be improving, there has been a significant contraction in the number of banks willing to provide warehouse financing for loans to be securitized by a CLO and, in those cases where financing is available, the banks may charge significantly higher fees and interest rates in addition to requiring more capital from borrowers. Similarly, potential debt investors may require significantly higher interest rates on CLO liabilities, and investors in the residual tranche of CLOs may also require higher returns than in the past. To the extent that CIFC is successful in launching new CLOs, the management fees earned from them may be lower, and CIFC may be required to invest capital into any such new CLO, which may negatively affect its ability to grow.

        During 2008, 2009 and the first three quarters of 2010, the CLO management market experienced some consolidation, evidenced by CLO management contracts being transferred to or acquired by other investment managers. CIFC expects this consolidation trend to continue in the near term, and CIFC will continue to evaluate its options with regards to the acquisition and assumption of other CLO management contracts.

Critical Accounting Policies

        CIFC's financial statements are prepared in accordance with GAAP. These accounting principles require CIFC to make some complex and subjective decisions and assessments. CIFC's most important accounting policies involve decisions and assessments that could affect reported assets and liabilities, as well as reported revenues and expenses. CIFC believes that all of the decisions and assessments inherent in its financial statements were reasonable, based upon information available to it at that time. CIFC relies on its experience and analysis of historical and current market data in order to arrive at what we believe are reasonable estimates. Under varying conditions, CIFC could report materially different amounts arising under these critical accounting policies. CIFC has identified its most critical accounting policies to be the following:

Basis of Reporting

        CIFC reports its results on a consolidated basis in accordance with the provisions of the SFAS No. 140, Transfers and Servicing, and FIN 46(R), Consolidation of Variable Interest Entities, as amended by SFAS 167, Amendments to FIN 46(R) (codified within ASC 810-10).

Loans Held for Investment in Consolidated Sponsored Funds

        Loans in the consolidated sponsored fund 2007-IV are classified as held for investment. Upon initial consolidation, CIFC made the irrevocable election under FAS 159 (codified as ASC 825-10), The Fair Value Option for Financial Assets and Financial Liabilities, to record the loan investments at amortized cost value less an allowance for loan losses (see the section of this proxy statement entitled

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"—Allowance for Loan Losses" below). Accrued interest receivable is reported separately on the balance sheet.

        Loans in the other six consolidated sponsored funds are classified as held for investment, and CIFC has reported the loan investments at fair value, following the irrevocable election under ASC 825-10, with accrued interest receivable reported separately on the balance sheet.

Allowance for Loan Losses

        An allowance for loan loss is established as losses are estimated to have occurred through a provision for loan loss charged to earnings. Loan losses are charged against the allowance when management believes it is probable that the loan balance will not be collectible. Subsequent recoveries, if any, are credited to the allowance. The allowance for loan loss is evaluated on a regular basis by management and is based upon management's periodic review of the collectability of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay, estimated value of any collateral and prevailing economic conditions. This evaluation is inherently subjective, as it requires estimates that are susceptible to significant revision as more information becomes available subsequently.

Consolidation and Transactions Involving Variable Interest Entities

        The CIFC Consolidated Financial Statements include the accounts of CIFC, its wholly-owned subsidiaries and other entities in which CIFC has a controlling financial interest, including the consolidated sponsored funds for which CIFC is deemed to be the primary beneficiary. As of September 30, 2010, CIFC consolidated all seven CIFC CLOs and three wholly-owned subsidiaries, none of which had any activity or balances. As of December 31, 2009, CIFC consolidated one CIFC CLO and three wholly-owned subsidiaries, of which only one had activity or non-zero balances.

        Effective January 1, 2010, CIFC adopted ASC Topic 810, Consolidation, which modified the previous analysis required to determine whether an enterprise's variable interest(s) gives it a controlling financial interest in entities that are VIEs. This analysis identifies the primary beneficiary of a VIE as the enterprise that has both the power to direct the activities and an obligation to absorb losses or the right to receive benefits that could be potentially significant to a VIE. CIFC performed the analysis and concluded that it is the primary beneficiary of the CIFC CLOs and therefore, the CIFC CLOs are required to be consolidated into the CIFC Consolidated Financial Statements.

        Although these CIFC CLOs are consolidated as of September 30, 2010, the assets of the CIFC CLOs are not available to CIFC for its general operations or in satisfaction of its debt obligations. CIFC does not have any rights to, or ownership of, these assets. The assets of the CIFC CLOs are restricted solely to satisfy the liabilities and obligations of the CIFC CLOs. Similarly, CIFC does not have any duty to settle the liabilities and obligations of the CIFC CLOs. In addition, management fees and management fees receivable are eliminated in consolidation. CIFC has no contractual duty to fund or provide other financial support to any CLO.

Revenue Recognition

        Revenues, which include net interest income on consolidated sponsored funds and various forms of management and incentive fees, are received from the CIFC CLOs. These fees, paid quarterly in accordance with the individual management agreements between CIFC and the CLO, are generally based upon the AUM of the CLOs as defined in the individual management agreements. Management fees are recognized as revenue when earned. In accordance with ASC 605, Revenue Recognition, CIFC does not recognize these fees as revenue until all contingencies have been resolved, including the generation of sufficient cash flows by the CLOs to pay the fees under the terms of the related management agreements.

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        In most cases, incentive fees may be earned from the CIFC CLOs managed by CIFC. These fees are paid periodically in accordance with the individual management agreements between CIFC and the CIFC CLOs and are based upon the performance of the underlying investment vehicles. Incentive fees are recognized as revenue when the amounts are fixed and determinable upon the close of a performance period for the achievement of performance targets for the CIFC CLOs.

        Net interest income on consolidated sponsored funds includes interest income on an accrual basis on loans in the consolidated sponsored funds, less interest expense on the notes issued by the consolidated sponsored funds. For the three years ended December 31, 2009, revenues included net interest income from only 2007-IV. Subsequent to adoption of SFAS 167 as of January 1, 2010, revenues included net interest income from all seven consolidated sponsored funds. Additionally, under SFAS 167, management and incentive fees from the consolidated sponsored funds are eliminated in consolidation. Net interest income on the consolidated warehouses includes interest income on an accrual basis on loans in the consolidated warehouses, less interest expense incurred by the warehouse financing.

Fair Value Measurements

        CIFC reports its results on a consolidated basis in accordance with the provisions of FASB SFAS No. 157, Fair Value Measurements, (codified as ASC 820) which establishes a single definition for fair value and a framework for measuring fair value. CIFC has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

        Loans held for investment in consolidated sponsored funds, excluding 2007-IV, are held at fair value and categorized as Level 2 assets within the fair value hierarchy. Long-term debt held in the consolidated sponsored funds includes both senior and residual tranches of the CLO's debt structure, including the subordinated notes or preference shares. The fair value for long-term debt held in the consolidated sponsored funds, excluding 2007-IV, is generally determined using an independent fee-based pricing service. Long-term debt held in the consolidated sponsored funds valued in this manner is categorized as Level 3 within the fair value hierarchy. The long term debt in 2007-IV is reported at amortized cost.

Income Taxes

        CIFC accounts for income taxes under FASB SFAS No. 109, Accounting for Income Taxes (codified as ASC 740), which requires recognition of deferred tax liabilities and deferred tax assets for the expected future tax consequences of events that have been included in the CIFC Consolidated Financial Statements or tax returns. Deferred tax liabilities and deferred tax assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. CIFC records net deferred tax assets to the extent it believes these assets will more likely than not be realized.

Recent Accounting Updates

        In July 2010, the FASB issued ASU 2010-20, Receivables—Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses. ASU 2010-20 amends disclosure requirements regarding financing receivables, credit quality of loans and the allowance for loan losses. ASU 2010-20 is effective for reporting periods ending after December 15, 2010. CIFC anticipates additional disclosure as a result of the adoption of ASU 2010-20 in the CIFC Consolidated Financial Statements for the year ended December 31, 2010 which will not have a material impact on those consolidated financial statements.

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        In June 2009, the FASB issued SFAS 167, Amendments to FIN 46(R) (codified within ASC 810-10), which amended SFAS No. 140, Transfers and Servicing, and FIN 46(R), Consolidation of Variable Interest Entities. SFAS 167 significantly changes the criteria by which an enterprise determines whether it must consolidate a VIE. A VIE is an entity which has insufficient equity at risk or which is not controlled through voting rights held by equity investors. Before January 1, 2010, a VIE was consolidated by the enterprise that would absorb a majority of the expected losses or expected residual returns created by the assets of the VIE. SFAS 167 requires that a VIE be consolidated by the enterprise that has both the power to direct the activities that most significantly impact the VIE's economic performance and the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. SFAS 167 also requires that an enterprise continually reassess, based on current facts and circumstances, whether it should consolidate the VIEs with which it is involved. CIFC adopted SFAS 167 on January 1, 2010 and determined that the adoption will result in the consolidation of six additional sponsored funds that are not reflected in the CIFC Consolidated Financial Statements. As part of its analysis, CIFC determined that it has both the power to direct the activities that most significantly impact the economic performance of these sponsored funds as well as the right to receive benefits that could potentially be significant to the sponsored funds as a result of performance incentive fee provisions in the indenture agreements and CIFC Parent's investments in the residual tranches of the sponsored funds. Although CIFC's investments in the residual tranches of these sponsored funds were transferred to CIFC Parent (as a result of the Reorganization), the consolidation analysis considers all investments in the sponsored funds made by related parties. Such consolidation resulted in an increase in loans in consolidated sponsored funds and liabilities related to sponsored funds. Such consolidation increased assets by $2.7 billion and liabilities by $2.5 billion on the condensed consolidated balance sheet as of January 1, 2010. The consolidation of previously unconsolidated sponsored funds also resulted in an increase in the revenue and expense items related to consolidated sponsored funds on the consolidated statements of operations.

Results of Operations

        At September 30, 2010, CIFC consolidated all of its sponsored funds (i.e., all of the CIFC CLOs) as required by ASC 810-10 which CIFC adopted on January 1, 2010. At December 31, 2009, CIFC consolidated only one of its sponsored funds, 2007-IV, as well as the UK Sub as a discontinued operation. The UK Sub was discontinued in 2009 (see the section of this proxy statement entitled "—Recent Developments" below), but 2009 activity has been consolidated. At December 31, 2008, CIFC consolidated only one of its sponsored funds, 2007-IV, and four warehouse facilities, as well as the UK Sub. The warehouse facilities were terminated prior to December 31, 2008, but 2008 activity was consolidated. At December 31, 2007, CIFC consolidated only one of its sponsored funds, 2007-IV and four warehouse facilities, as well as the UK Sub and CIFC Warehouse.

        While CIFC has consolidated the assets, liabilities and equity of 2007-IV in 2009, 2008 and 2007, the maximum exposure to loss related to 2007-IV is limited to the initial $22.0 million direct investment in the Income Notes of 2007-IV and management fees generated over the life of this CLO. As a result of the Reorganization, the exposure related to the Income Notes has been transferred to CIFC Parent.

        The results presented in the tables immediately below include the consolidated results of CIFC, UK Sub, the consolidated sponsored fund (2007-IV), the consolidated warehouses (which impacts 2008 results only) and the consolidated CIFC Warehouse (which impacts 2007 results only). The 2008 and 2007 results of operations, the 2008 and 2007 cash flows and the 2008 consolidated balance sheet reflected below include prior year adjustments (see Note 23, "Restatement," in each of the CIFC Consolidated Financial Statements beginning on page F-14 of this proxy statement). Management believes that the results of operations from continuing operations, which excludes the loss on discontinued operations of the UK Sub, present the most appropriate view of CIFC's operations and core business.

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Summary Consolidated Statements of Operations (amounts in millions)

Year ended December 31,	2009	2008	2007	2009 vs. 2008, %	2008 vs. 2007, %
Net interest income from consolidated sponsored fund & warehouse	$10.3	$8.4	$29.1	23%	-71%
Provision for loan losses, net realized gain/(loss) on sales of loans, and discount on Income Notes in consolidated sponsored fund and warehouse subsidiary	(8.4)	(15.5)	0.2	46%	N/M
Loss on termination and provision for loan losses in consolidated warehouse facilities	—	(4.0)	(44.6)	100%	-91%
Collateral management fees	18.7	19.1	14.0	-2%	36%
Income from investments in sponsored funds	3.9	4.1	3.5	-5%	17%
Unrealized gains/(losses) on investment in sponsored funds	—	0.8	(5.6)	-100%	114%
Loss on transfer of investments in sponsored funds and Class D Notes	(7.4)	—	—	N/M	N/M
Advisory fee	—	1.4	—	-100%	N/M
Loss on securitization	—	—	(15.3)	N/M	-100%
Interest on Class D Notes and Other income	0.6	1.8	1.6	-67%	13%

Total Revenues	$17.7	$16.1	$(17.1)	10%	N/M

Compensation and benefits	$9.6	$15.2	$14.4	-37%	6%
Professional fees	2.2	2.2	1.3	0%	69%
Depreciation and amortization	0.9	0.5	0.2	80%	150%
Guarantee fee and interest on promissory note payable	—	1.7	4.2	-100%	-60%
Interest on borrowings and repurchase agreement	0.3	1.2	0.7	-75%	71%
Other operating expense	1.9	3.0	2.8	-37%	7%

Total Expenses	$14.9	$23.8	$23.6	-37%	1%

INCOME TAX (EXPENSE)/BENEFIT	(4.6)	2.8	17.8	N/M	84%

LOSS FROM CONTINUING OPERATIONS	(1.8)	(4.9)	(22.9)	63%	79%
LOSS ON DISCONTINUED OPERATIONS—UK Sub	(2.1)	(5.4)	(5.7)	61%	5%

NET LOSS	$(3.8)	$(10.3)	$(28.6)	63%	64%

Selected Consolidated Balance Sheet Data (amounts in millions)

As of December 31,	2009	2008	2009 vs. 2008, %
Cash and cash equivalents	$2.6	$28.6	-91%
Loans in consolidated sponsored fund, net of loan loss allowance	546.4	561.6	-3%
Total Assets	603.3	664.6	-9%
Borrowings	$—	$18.0	-100%
Total Liabilities	593.4	606.6	-2%
Total Stockholder's Equity	9.8	58.0	-83%
Total Liabilities and Stockholders' Equity	603.3	664.6	-9%

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Summary Consolidated Statements of Cash Flows (amounts in millions)

For the years ended December 31,	2009	2008	2007	2009 vs. 2008, %	2008 vs. 2007, %
Net cash provided by/(used in):
Operating activities	$9.2	$742.9	$(592.2)	-99%	225%
Investing activities	(2.3)	95.5	(137.0)	-102%	170%
Financing activities	(32.9)	(825.7)	736.1	96%	-212%

Net increase/(decrease) in cash and cash equivalents	$(26.0)	$12.8	$6.9	-303%	86%

2009 Results of Operations vs. 2008 Results of Operations and Financial Condition

        CIFC reported a net loss of $3.8 million in 2009, compared with a net loss of $10.3 million in 2008. Excluding the results of the discontinued UK Sub, net loss from continuing operations was $1.8 million in 2009 compared with a net loss of $4.9 million in 2008.

        The major factors contributing to the decrease in net loss from 2008 to 2009 were a decrease in the provision for loan losses and discount on Income Notes attributable to the consolidated sponsored fund (2007-IV) of $7.1 million, a decrease in compensation and benefits of $5.6 million, a decrease in the loss on termination of the warehouse facility of $4.0 million and a decrease in the loss of discontinued operations of UK Sub of $3.3 million, partially offset by an increase in income tax expense of $7.4 million and a loss on transfer of securities in connection with the Reorganization of $7.4 million.

Revenues

        Revenues were $17.7 million in 2009, an increase of $1.6 million compared with $16.1 million for 2008. The increase was driven primarily by a decrease in the provision for loan losses and discount on Income Notes attributable to the consolidated sponsored fund (2007-IV) of $7.1 million, a decrease in the loss on termination of the warehouse facility of $4.0 million, and an increase in net interest income from consolidated sponsored fund and warehouse of $1.9 million. These improvements were largely offset by a loss on transfer of investments in sponsored funds and Class D Notes in connection with the Reorganization of $7.4 million and a $1.4 million decrease in advisory fees.

Expenses

        Total expenses for 2009 were $14.9 million, down 37% from $23.8 million in 2008. The decrease in expenses was driven primarily by lower compensation and benefits and lower interest on borrowings and repurchase agreement.

        Compensation and benefits expense in 2009 was $9.6 million, down from $15.2 million in 2008, representing a decrease of $5.6 million or 37%. The 2009 expense reflects lower compensation as a result of staff reductions implemented in April 2008 and December 2008. As part of its continued cost reduction efforts in 2009, CIFC reduced total staff from 33 at the end of 2008 to 26 at the end of 2009. The majority of this reduction in staff was due to the closure of the UK Sub in March 2009.

        There was no interest on the promissory note payable in 2009, compared to 2008 expense of $1.7 million, as a result of the full repayment of the promissory note in April 2008. Interest on borrowings and the repurchase agreement decreased to $0.3 million from $1.2 million in 2008 as a result of the full repayment of the credit facility in May 2009.

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Balance Sheet

        Total assets decreased in 2009 to $603.3 million from $664.6 million at December 31, 2008 primarily due to a $26.0 million reduction in cash and cash equivalents and the aggregate $24.0 million transfer of investments in sponsored funds and Class D Notes to CIFC Parent in connection with the Reorganization. Total liabilities decreased to $593.4 million from $606.6 million in 2008 primarily due to the $18 million reduction in borrowings as a result of full repayment of the credit facility. Stockholder's equity decreased by $48.2 million primarily as a result of the Reorganization.

Cash Flows

        CIFC's cash position decreased by $26.0 million during 2009 to $2.6 million at December 31, 2009 from $28.6 million at December 31, 2008, primarily due to $32.9 million net cash used in financing activities. CIFC paid a $9.0 million cash dividend to the Series A-1 stockholders in September 2009 and a $6.0 million cash dividend to CIFC Parent in December 2009, resulting in an aggregate dividend to stockholders of $15.0 million. In addition, CIFC used $18.0 million to repay in full the principal balance of the credit facility in May 2009.

2008 Results of Operations vs. 2007 Results of Operations and Financial Condition

        CIFC reported a net loss of $10.3 million in 2008, compared with a net loss of $28.6 million in 2007. Excluding the results of loss on discontinued operations of the UK Sub, net loss from continuing operations was $4.9 million in 2008 compared with a net loss of $22.9 million in 2007.

        The improvement was primarily due to a $40.6 million decrease in loss on termination and provision for loan losses in consolidated warehouse facilities, a $15.3 million decrease in loss on securitization and a $5.1 million increase in collateral management fees, partially offset by a $20.7 million decrease in net interest income from consolidated sponsored fund and warehouse, a $15.7 million increase in the provision for loan losses and net realized gain/(loss) in consolidated sponsored funds and a $15.0 million decrease in income tax benefit.

Revenues

        Revenues for 2008 were $16.1 million compared to $(17.1) million for 2007, driven primarily by a $40.6 million reduction in provision for loan losses in consolidated warehouse facilities, a $15.3 million reduction of loss on securitization, a $6.4 million increase in unrealized gains/(losses) on investment in sponsored funds, a $5.1 million increase in collateral management fees and a $1.4 million increase in advisory fees related to CIFC's role as adviser and facilitator of a bulk loan sale to a third party. The increase in revenues was partially offset by a $20.7 million decrease in net interest income from consolidated sponsored fund and warehouse and an increase in provision for loan losses and net realized loss in the consolidated sponsored fund aggregating $15.7 million.

        The increase in collateral management fees and increase in unrealized gains on investment in sponsored funds was due to the first full year of performance in 2008 for four of the seven sponsored funds issued in 2007. The 2008 results of operations included losses incurred on the termination of four warehouse facilities that CIFC managed. CIFC made first loss payments from its restricted cash balance to the warehouse financing providers and relinquished any claims to the accrued net interest income of the warehouse facilities. A majority of the losses were reserved in 2007, but an additional loss on termination of consolidated warehouse facilities of $4.0 million was recorded in 2008.

Expenses

        Total expenses were $23.8 million in 2008, up slightly from $23.6 million in 2007. The increase in expenses was primarily driven by a $0.9 million increase in professional fees related to the termination

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of warehouse facilities and a $0.8 million increase in compensation and benefits, partially offset by a $2.5 million decrease in guarantee fee and interest on promissory note payable due to the repayment of the promissory note.

        Compensation and benefits expense in 2008 was $15.2 million, up from $14.4 million in 2007. The 2008 reported compensation expense included non-recurring severance expense of $6.9 million and a $1.0 million one-time payment to employees in lieu of restricted stock, which was in addition to a $1.4 million one-time payment in 2007. After adjusting for these non-recurring items, CIFC's compensation and benefits expense in 2008 on a recurring basis was $7.3 million, compared with $13.0 million in 2007, representing a decrease of $5.7 million, or 45%.

        As part of its cost reduction efforts in 2008, CIFC reduced total staff from 61 at the end of 2007 to 33 as of the end of 2008.

Cash Flows

        CIFC's cash position increased by $12.8 million during 2008 to $28.6 million at December 31, 2008 from $15.8 million at December 31, 2007. Repayment of the financing of loans in consolidated warehouse facilities of $836.1 million was mostly offset by proceeds from the sale of loans in consolidated warehouse facilities of $825.9 million. Net proceeds from the issuance of preferred shares of $40.1 million were used to repay the $30.0 million promissory note.

2010 Results of Operations as of September 30, 2010 vs. 2009 Results of Operations as of September 30, 2009

        CIFC's reported results for 2010 include the effects of the adoption of SFAS 167, which changed the criteria by which an enterprise determines whether it must consolidate a VIE. CIFC reported one consolidated VIE in 2009 and consolidated six additional sponsored funds for reporting in 2010. As a result, comparison of particular line items in the financial statements from 2009 to 2010 reflects the adoption of SFAS 167 and the consolidation of six additional CIFC CLOs. Although CIFC now consolidates all seven CIFC CLOs into its financial results, there have been no changes to the terms of its management contracts with the CIFC CLOs, the revenues that CIFC is contractually entitled to receive from the CIFC CLOs or its exposure to liability with respect to the CIFC CLOs. The assets of the CIFC CLOs are held solely as collateral to satisfy the obligations of the CIFC CLOs.

        The results in the tables immediately below include the impact of the adoption of SFAS 167 for 2010 and the consolidation of all CIFC CLOs for the nine month period ended September 30, 2010.

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Summary Condensed Consolidated Interim Statements of Operations
(amounts in millions) (unaudited)

For the nine months ended September 30,	2010	2009	2010 vs. 2009, %
Net interest income from consolidated sponsored funds	$29.4	$8.0	268%
Provision for loan losses in consolidated sponsored funds	(2.9)	(19.5)	85%
Net realized gain/(loss) on sales of loans in consolidated sponsored funds	40.4	(2.3)	N/M
Unrealized gain on loans in consolidated sponsored funds	72.7	—	N/M
Net realized and unrealized gain/(loss) due to note holders of consolidated sponsored funds	(191.5)	—	N/M
Collateral management fees	—	14.0	-100%
Income from investments in sponsored funds	—	3.2	-100%
Unrealized loss on investment in sponsored funds	—	1.2	-100%
Interest on Class D Notes and Other income	0.3	0.5	-40%

Other income	0.3	0.2	50%

Total Revenues	$(51.6)	$5.1	N/M

Compensation and Benefits	$6.1	$6.9	-12%
Professional fees	0.7	1.8	-61%
Other operating expenses	1.8	2.5	-28%
Other operating expenses of consolidated sponsored funds	2.6	0.5	420%

Total Expenses	$11.2	$11.7	-4%

INCOME TAX EXPENSE	(3.4)	(4.6)	26%

LOSS FROM CONTINUING OPERATIONS	(66.2)	(11.2)	-491%
LOSS ON DISCONTINUED OPERATIONS—UK Sub	—	(2.1)	-100%
NET LOSS ATTRIBUTABLE TO CONSOLIDATED SPONSORED FUNDS	(70.0)	(15.9)	N/M

NET INCOME/(LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$3.8	$2.6	-46%

Selected Condensed Consolidated Interim Balance Sheet Data (amounts in millions) (unaudited)

As of:	September 30, 2010	December 31, 2009	2010 vs. 2009, %
Cash and cash equivalents	$5.2	$2.6	100%
Loans in consolidated sponsored fund, net of loan loss allowance	546.4	546.4	0%
Loans (fair value) in consolidated sponsored funds	2,596.1	—	N/M
Total Assets	3,384.8	603.3	461%
Due to note holders (fair value) of consolidated sponsored funds	$2,531.3	$—	N/M
Total Liabilities	3,246.3	593.4	447%
Appropriated retained earnings of consolidated sponsored funds	125.9	—	N/M
Total Stockholder's Equity	138.5	9.8	N/M
Total Liabilities and Stockholders' Equity	3,384.8	603.3	461%

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Summary Condensed Consolidated Interim Statements of Cash Flows
(amounts in millions) (unaudited)

For the nine months ended September 30,	2010	2009	2010 vs. 2009, %
Net cash provided by/(used in):
Operating activities	$116.1	$3.7	N/M
Investing activities	(32.6)	1.1	N/M
Financing activities	(81.0)	(26.9)	-201%

Net increase/(decrease) in cash and cash equivalents	$2.5	$(22.1)	N/M

        CIFC reported net income available to common stockholders of $3.8 million for the nine months ended September 30, 2010, compared with net income of $2.6 million for the nine months ended September 30, 2009. Excluding the results of the discontinued UK Sub, net income from continuing operations was $4.7 million for the nine months ended September 30, 2009.

        The major factors contributing to the increase of $1.2 million in net income were a $72.7 million increase in unrealized gain on loans in consolidated sponsored funds, a $42.7 million increase in net realized gain/(loss) on sales of loans in consolidated sponsored funds and a $21.4 million increase in net interest income from consolidated sponsored funds, offset by a net realized and unrealized loss of $191.5 million reflected in due to note holders of consolidated sponsored funds, which relates to the liabilities of the six additional CIFC CLOs consolidated under SFAS 167. The $66.2 million loss from continuing operations in 2010 includes a $70.0 million net loss attributable to all seven consolidated sponsored funds, and the $11.2 million loss from continuing operations in 2009 includes a $15.9 million loss attributable to 2007-IV.

Revenues

        Revenues for the nine months ended September 30, 2010 were ($51.6) million, a decrease of $56.7 million compared with $5.1 million for the nine months ended September 30, 2009. The $72.7 million increase in unrealized gain on loans in consolidated sponsored funds and a $42.7 million increase in net realized gain/(loss) on sales of loans in consolidated sponsored funds were more than offset by the $191.5 million net realized and unrealized loss due to note holders of consolidated sponsored funds, of which $183.9 million was unrealized. Net interest income from consolidated sponsored funds increased by $21.4 million, and the provision for loan losses in consolidated sponsored funds decreased by $16.6 million. As a result of consolidation of all the sponsored funds, collateral management fees decreased by $14.0 million, income from investments in sponsored funds decreased by $3.2 million and unrealized loss on investment in sponsored funds decreased by $1.2 million.

Expenses

        Total expenses of $11.2 million for the nine months ended September 30, 2010 decreased by $0.5 million, compared with $11.7 million in the nine months ended September 30, 2009, primarily due to a $1.1 million decrease in professional fees and a $0.8 million decrease in compensation and benefits. These decreases were offset by a $2.1 million increase in other operating expense of consolidated sponsored funds, primarily due to consolidation of the six additional sponsored funds.

Balance Sheet

        Total assets increased to $3,384.8 million at September 30, 2010 from $603.3 million at December 31, 2009, due primarily to the $2,596.1 million increase in loans (fair value) as a result of consolidation of the six additional sponsored funds. Total liabilities increased to $3,246.3 million and

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appropriated retained earnings of consolidated sponsored funds increased to $125.9 million, due primarily as a result of consolidation of the six additional sponsored funds.

Cash Flows

        CIFC's cash position increased by $2.5 million during the first nine months of 2010 to $5.2 million at September 30, 2010. Net cash of $116.1 million provided by operating activities was offset by a net use of $32.6 million in investing activities and a net use of $81.0 million in financing activities, primarily due to consolidation of the six additional funds.

Recent Developments

Dividends

        In April 2010, May 2010, July 2010 and December 2010, the CIFC Board declared and paid dividends to CIFC Parent of $2.1 million, $3.0 million, $1.0 million and $1.2 million, respectively.

Discontinued Operations

        In March 2009, CIFC elected to discontinue the operations of its UK Sub. As a result of the global economic downturn, the UK sub was not able to generate sufficient revenues to justify continuation of its operations. All revenue and expense items related to the UK Sub have been reclassified to discontinued operations in the consolidated statements of operations for the years ended December 31, 2009, 2008, and 2007. The total loss on discontinued operations, net of tax, for the year ended December 31, 2009 was $2.1 million, of which $1.1 million was primarily comprised of severance payments to employees and write-off of fixed assets. The reported net loss from discontinued operations consolidated by CIFC was $5.4 million and $5.7 million in 2008 and 2007, respectively.

        There are no contingent obligations, financial commitments or continuing relationships with the discontinued operation, nor will the discontinued operation have any impact on CIFC's liquidity or capital. The discontinued operation will not have any effect on CIFC's continuing business or financial health.

Agreement with Primus

        In December 2010, CIFC acquired CypressTree, the collateral manager for the seven CT CLOs and two smaller funds, from Primus Asset Management, Inc. ("Primus"), a subsidiary of Primus Guaranty Ltd. There was no consideration paid to Primus as of the date the transaction closed. CIFC paid $0.04 million, with additional contingent consideration expected to be paid assuming certain conditions are met. As a result of the failure of certain CypressTree individuals to remain employed at CypressTree following its acquisition by CIFC, CypressTree has received notice that it is being removed as manager of one of the CT CLOs (pending appointment of a suitable replacement manager). With respect to the other CT CLOs, unlike investors in the CIFC CLOs, certain investors therein have the right to remove CypressTree as manager at any time without cause.

Off-Balance Sheet Arrangements

        CIFC had no off-balance sheet arrangements as of September 30, 2010 and December 31, 2009, 2008 and 2007.

Liquidity and Capital Resources

        As of September 30, 2010, CIFC had cash and cash equivalents of $5.2 million. CIFC believes that its current cash and cash equivalents together with cash flows from operations are adequate to meet anticipated liquidity requirements over the next twelve months. Further, CIFC believes that current

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cash and cash equivalents, along with cash flows from operations, among other things, are adequate to meet anticipated long term (greater than one year) liquidity requirements.

        CIFC's current sources of cash are from fees collected for services provided to CLOs it manages and potential additional equity investments from its stockholder. Throughout the years ended December 31, 2009, 2008 and 2007, CIFC had no loans or advances outstanding except as follows: (i) CIFC entered into a credit facility of $18.0 million in 2006 that was fully repaid in 2009 and (ii) CIFC issued $30.0 million in notes in 2007 related to four warehouse facilities that were fully repaid in 2008 upon termination of those warehouse facilities.

        CIFC may increase capital resources by consummating offerings of securities or issuing new debt, possibly including preferred stock, common stock, medium-term notes, collateralized debt obligations and other borrowings. The ability to execute these strategies will depend on, among other things, market conditions for capital raises and for the investment of any proceeds.

        CIFC estimates the effect of inflation on its operations will not be material. However, changes in interest rates, including those changes that may be attributable to increases and decreases in inflation, can indirectly influence its financial performance by altering fees which are derived as a percentage of AUM and net interest income from consolidated sponsored funds.

        CIFC's results of operations are not subject to seasonal effects, although the timing of receipt of revenue and payments of operating expenses may affect its financial condition and results of operations on an interim-period basis.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Persons That Beneficially Own More Than 5% of the Company's Voting Securities

        The following table shows, as of the Record Date, the persons that are known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, which is the only class of voting stock the Company has issued. Each share of Common Stock is entitled to one vote. As of the Record Date, there were 11,000,812 shares of Common Stock outstanding. The table is based on information available to the Company, including stockholder filings with the SEC under Section 13 of the Exchange Act.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Bounty Investments, LLC(1), Santa Maria Overseas Ltd., Mayflower Trust, and TZ Columbus Services Limited, c/o Renova U.S. Management LLC, 601 Lexington Avenue, 58th Floor, New York, New York 10022 (for Bounty Investments LLC), 2nd Terrace West, Centreville, Nassau, Bahamas (for Santa Maria Oversees Ltd.), Morgan & Morgan Building, Pasea Estate, Road Town, Tortola, BVI (for Mayflower Trust and TZ Columbus Services Limited)	4,545,455	41.3%
The William and Claire Dart Foundation, The Robert C. Dart Family Trust, Copper Mountain Investments Ltd., Robert C. Dart, William A. Dart, and Claire T. Dart (collectively, the Dart Entities)(2), 500 Hogsback Road, Mason, Michigan 48854 (for the William and Claire Dart Foundation and The Robert C. Dart Family Trust, William A. Dart and Claire T. Dart), P.O. Box 31363, Grand Cayman, KY1-1206 Cayman Islands (for Copper Mountain Investments Ltd.) and P.O. Box 30229, Grand Cayman, KY1-1201 Cayman Islands (for Robert C. Dart)	916,465	8.3%
Harvest Capital Strategies LLC (formerly known as JMP Asset Management LLC)(3), 600 Montgomery Street, Suite 1100, San Francisco, California 94111	895,518	8.1%
Joseph A. Jolson(4), 600 Montgomery Street, Suite 2000, San Francisco, California 94111	692,196	6.3%

(1)
Based on a Schedule 13D/A filed on January 18, 2011 by Bounty Investments, LLC, does not include 4,132,231 shares of Common Stock currently issuable upon conversion of $25 million in aggregate principal amount of the Company's Convertible Notes based upon an initial conversion rate of 165.29 shares per $1,000 principal amount of such Convertible Notes that is subject to certain adjustments from time to time for specified events pursuant to the Convertible Notes Agreement, dated as of March 22, 2010, by and between the Company and Bounty.

Based on a Schedule 13D filed on January 18, 2011 by CIFC, solely as a result of the Voting Agreement, each of CIFC, CIFC Parent, Charlesbank, Charlesbank CIFC Holdings, LLC, Charlesbank Equity Fund V, Limited Partnership, Charlesbank Equity Fund VI, Limited Partnership, CB Offshore Equity Fund VI, L.P., Charlesbank Coinvestment Partners, Limited Partnership and Charlesbank Equity Coinvestment Fund VI, Limited Partnership may be deemed for the purposes of Rule 13d-3 promulgated under the Exchange Act to beneficially own 4,290,317 shares of Common Stock representing approximately 39% of the outstanding shares of the Company based on 11,000,812 shares of Common Stock outstanding as of December 21, 2010.

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(2)
Based on a Schedule 13G/A filed on December 2, 2010, by each Dart Entity. The Dart Entities file jointly because they may be regarded as a group. However, (a) the Robert C. Dart Family Trust, Cooper Mountain Investments Ltd., William A. Dart, Claire T. Dart, and Robert C. Dart each disclaim beneficial ownership of the shares owned by the William and Claire Dart Foundation, (b) the William and Claire Dart Foundation disclaims beneficial ownership of the shares owned by the Robert C. Dart Family Trust, Cooper Mountain Investments Ltd., William A. Dart, Claire T. Dart, and Robert C. Dart and (c) the Robert C. Dart Family Trust and Cooper Mountain Investments Ltd. each disclaim beneficial ownership of the shares owned by the other. Each of the Dart Entities disclaim membership in a group.

(3)
Based on a Schedule 13G/A filed on February 11, 2011 by Harvest Capital Strategies LLC ("HCS"). HCS filed the Schedule 13G because it acts as the investment adviser of one or more investment partnerships, pooled investment vehicles and/or one or more client accounts that beneficially hold common stock that equal the aggregate amount set forth in its Schedule 13G (the "Securities"). As investment advisor, HCS has been granted the authority to dispose of and vote the Securities. The investment partnerships, pooled investment vehicles and/or client accounts have the right to receive (or the power to direct the receipt of) dividends received in connection with ownership of the Securities and the proceeds from the sale of the Securities.

(4)
Based on a Schedule 13G/A filed on February 11, 2011 by Joseph A. Jolson. Mr. Jolson has the sole voting and dispositive power for 692,196 shares. Mr. Jolson states in Schedule 13G that the filing shall not be deemed to constitute an admission that any of such individuals is, for any purpose, the beneficial owner of any of the securities to which the Schedule 13G/A relates, and expressly disclaims beneficial ownership of 100,000 shares held by the Jolson Family Foundation.

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 Ownership of the Company's Common Stock By Directors and Executive Officers

        The following table shows, as of the Record Date, the beneficial ownership of the Company's Common Stock by the Company's directors, executive officers and all of the directors and officers as a group. None of the shares listed below has been pledged as security except as specifically described in the footnotes to the this table and none of the directors or executive officers has the right to acquire beneficial ownership of any additional shares within 60 days after the Record Date. Unless indicated otherwise in the footnotes, the address of each individual listed in the table is c/o Deerfield Capital Corp., 6250 North River Road, 12th Floor, Rosemont, Illinois 60018.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Robert A. Contreras	292	*
Jason Epstein(2)	—	*
Robert E. Fischer(3)	1,145	*
Dan M. Hattori	—	*
Andrew Intrater(2)	—	*
Robert B. Machinist(3)	800	*
Richard A. Mandell	—	*
Stuart I. Oran(4)	1,418	*
Aaron Peck	—	*
Kenneth Posner	—	*
Peter H. Rothschild(2)(5)	2,097	*
Daniel K. Schrupp	—	*
Jonathan Trutter	25,963	*
		*
All directors and executive officers as a group (13 persons)	31,715	*

*
Less than 1%.

(1)
Based on 11,000,812 shares of Common Stock outstanding as of February 16, 2011. Does not include 569,361 shares of Common Stock available for future issuance under the Company's Amended and Restated Stock Incentive Plan (the "Stock Incentive Plan"). As of February 16, 2011, 397,052 of those available shares are reserved for future issuance in connection with the performance shares in the form of restricted stock units granted to certain DCM employees on April 19, 2009 and to each of the Company's independent directors on May 9, 2008, May 19, 2009 and June 9, 2010.

(2)
As of February 16, 2011, Mr. Epstein and Mr. Intrater do not beneficially own any securities of the Company. Mr. Epstein is a representative of Bounty, and Mr. Intrater is the Chief Executive Officer of Bounty. As of January 18, 2011, Bounty was the direct beneficial owner of (i) 4,545,455 shares of Common Stock, (ii) $25 million in aggregate principal amount Convertible Notes, which are currently convertible into 4,132,231 shares of Common Stock and (iii) a short ownership position with respect to a put option owned by the Issuer based on the Issuer's right, in its sole discretion, to pay up to 50% of the interest due on the Convertible Notes in PIK Interest by issuing additional Convertible Notes to Bounty on each quarterly interest payment date.

(3)
Includes 300 shares of Common Stock granted to each of the Company's independent directors in May 2005 under the Stock Incentive Plan and 250 shares of Common Stock granted to each of the Company's independent directors in each of May 2006 and May 2007 under the Stock Incentive Plan.

(4)
Includes 1,050 shares of Common Stock held in the name of Roxbury Capital Group Incentive Savings Plan, with respect to which Mr. Oran is the sole trustee, and 368 shares of Common Stock

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  held in the name of Roxbury Capital Group Defined Benefit Plan, with respect to which Mr. Oran is the sole trustee. Mr. Oran disclaims beneficial ownership of these shares.

(5)
Includes 564 shares of Common Stock granted to Mr. Rothschild in December 2007 and 400 shares of Common Stock granted to Mr. Rothschild in July 2008 under the Stock Incentive Plan for his services as the Company's Interim Chairman. Includes 333 shares of Common Stock owned by Daroth Investors LLC. Mr. Rothschild is a member of Daroth Investors LLC and may therefore be deemed to beneficially own those shares, although Mr. Rothschild disclaims beneficial ownership of those shares.

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PROPOSAL NO. 2
THE CHARTER AMENDMENTS

        The Board, at a meeting duly noticed and held, declared advisable and approved the Charter Amendments by the vote required under Maryland law and the charter and recommended that the stockholders approve the Charter Amendments. If stockholders approve the Charter Amendments, immediately prior to the closing of the Merger, the Company will file Articles of Amendment for record in the State of Maryland to effect the Charter Amendments.

Background and Purpose of the Charter Amendments

        The Board has considered the merits of an annually elected and a classified board, taking a variety of perspectives into account. In the past, the Board supported a classified board, in part due to the perceived continuity and stability this structure could provide. In light of the provisions relating to the designation and election of directors under the Amended and Restated Stockholders Agreement, the Board believes that it can achieve these objectives without a classified Board and, recognizing the merits of annual elections, believes that stockholders should have the opportunity to vote on the performance of the entire Board each year. As a result, the Board has approved, and is recommending that stockholders approve, this proposal. See the section of this proxy statement entitled "Proposal No. 1—Other Material Agreements Relating to the Merger—Amended and Restated Stockholders Agreement—Board Composition" for additional information relating to the proposed structure and composition of the Board.

        The Charter Amendments also eliminate the provisions relating to stock transfer restrictions designed to prevent an ownership change under Section 382 of the Code, which restrictions are no longer applicable.

Description of the Charter Amendments

        If the Charter Amendments are approved, the Company's charter, as currently in effect, will be amended (a) by deleting the second paragraph of Section 4.1, which provides for the classified Board, in its entirety and (b) by replacing Article IX, which provides for certain restrictions on transfers of Common Stock to preserve the Company's NOL carryforwards, which are no longer applicable, with the following new Article IX:

    "ARTICLE IX. Election Pursuant to Section 3-802(c) of the Maryland General Corporation Law. The Corporation shall be prohibited from electing to be subject to Section 3-803 of the Maryland General Corporation Law."

        This new Article IX of the charter prohibits the Board from electing to classify the Board. The Charter Amendments will not affect the Board's authority under the Company's existing charter to fill vacancies on the Board for the full term of any director whose departure from the Board creates a vacancy, if any. Subject to the terms of the Amended and Restated Stockholders Agreement, any director chosen as a result of the newly created directorships or to fill a vacancy on the Board will hold office until the next annual meeting of the stockholders.

Dissenter or Appraisal Rights

        Under applicable Maryland law, the Company's stockholders do not have dissenter or appraisal rights in connection with the Charter Amendments.

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 Relationship to Other Proposals

        Adoption of this Proposal No. 2, approval of the Charter Amendments, is contingent on obtaining stockholder approval of Proposal No. 1, the Merger Proposal. If this Proposal No. 2 is approved, but Proposal No. 1 is not also approved, then the Charter Amendments will not take effect. If Proposal No. 1 is approved, but this Proposal No. 2 is not approved, then neither of Proposal Nos. 1 or 2 will become effective, unless the parties waive this condition. If both Proposals 1 and 2 are approved, then both proposals will become effective, regardless of whether Proposals No. 3 or 4 are approved.

        At the Meeting, stockholders of the Company will also be voting on Proposal No. 3, relating to the Reincorporation. The Company is seeking approval of Proposal No. 2 to eliminate the classified structure of the Board independent of Proposal No. 3 to reincorporate the Company in Delaware. If this Proposal No. 2 is adopted but Proposal No. 3 is not adopted, the Company will remain incorporated in Maryland, but will not have a classified Board. If Proposal No. 3 is adopted but Proposal No. 2 is not adopted, the Company may be reincorporated in Delaware, and the surviving Delaware corporation will have a classified Board. If both this Proposal No. 2 and Proposal No. 3 are adopted at the Meeting, Company will be reincorporated in Delaware, and the surviving Delaware corporation will not have a classified Board.

Vote Required and Board Recommendation

        For the proposal to approve the Charter Amendments, you may vote in favor of the proposal, against the proposal or abstain from voting. If a quorum is present, approval of this proposal requires the affirmative vote of a majority of all shares of outstanding Common Stock held by stockholders of record on the Record Date. Because the proposal requires a vote of a majority of the outstanding shares, a broker non-vote or abstention will have the same effect as a vote against the proposal.

        The Board unanimously recommends a vote FOR the proposal to approve the Charter Amendments.

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PROPOSAL NO. 3
THE REINCORPORATION OF DEERFIELD IN DELAWARE

Reasons for the Reincorporation

        The purpose of the Reincorporation is to change the Company's state of incorporation from Maryland to Delaware. The Reincorporation is intended to cause, and will have the effect of causing, the Company to be governed by the DGCL rather than by the Maryland General Corporation Law (the "MGCL").

        Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs of corporations and is more comprehensive, widely used and interpreted than other state corporate laws, including the MGCL. In addition, Delaware has established a specialized court, the Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal or tort cases, and corporate cases are heard by judges, without juries, who typically have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively.

        Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law serves to enhance the relative clarity and predictability of many areas of Delaware corporate law, which offer added advantages to the Company by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

        Reincorporation from Maryland to Delaware may also make it easier to attract future candidates willing to serve on the Board, because many such candidates are already familiar with Delaware corporate law from their past business experience.

The Reincorporation

        The Reincorporation would be effected through the merger of the Company into Deerfield (Delaware) and a wholly owned subsidiary of the Company, pursuant to an agreement and plan of merger to be entered into between the Company and Deefield (Delaware) (the "Reincorporation Merger Agreement"). Upon the consummation of the merger, Deerfield (Delaware) will succeed to the assets and liabilities of the Company and will continue to operate the business under the name "Deerfield Capital Corp." While the Company believes this description covers the material terms of the Reincorporation Merger Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the Reincorporation Merger Agreement which is attached as Annex G to this proxy statement. The Company urges you to read the entire Reincorporation Merger Agreement carefully.

        Under the Reincorporation Merger Agreement, each share of the Company's Common Stock would be converted automatically into one share of Deerfield (Delaware) common stock, $0.001 par value per share. In addition, under the Reincorporation Merger Agreement (i) each security of the Company issued and outstanding would automatically be converted into the identical security of Deerfield (Delaware), (ii) each Convertible Note would be assumed by Deerfield (Delaware) and the conversion rights would be converted automatically into conversion rights with respect to the same number of shares of Deerfield (Delaware) common stock, upon the same terms and subject to the same conditions as set forth in the Convertible Notes; and (iii) each of the Company's issued and outstanding Common Stock awards would be converted automatically into comparable common stock awards of Deerfield (Delaware).

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Consequences of Stockholder Vote

No Change in the Directors, Business, Management, Location of Principal Facilities of the Company, Employee Plans or Exchange Listing

        The Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under "—Comparison of Shareholder Rights Before and After the Reincorporation." However, the Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of the Company's offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation). The Company's management, including all directors and officers, will remain the same in connection with the Reincorporation. None of the Company's subsidiaries will be changing their respective states of organization in connection with the Reincorporation. At the effective time of the Reincorporation, your shares of Common Stock will be converted into an equal number of shares of Deerfield (Delaware) common stock.

Exchange of Certificates

        Each stock certificate formerly representing the Company's Maryland Common Stock would continue to represent the same number of shares of the Company's Delaware common stock. If the Reincorporation is completed, stockholders would not need to exchange their existing stock certificates of the Company's Maryland Common Stock for stock certificates of the Company's Delaware common stock. Stockholders may, however, exchange their certificates if they choose to do so. New certificates for shares of the Company's common stock may be obtained by surrendering certificates representing shares of presently outstanding common stock to the Company's transfer agent, American Stock Transfer & Trust Company ("AST"), together with any documentation required to permit the exchange. If the Reincorporation is completed, the Company may decide to issue substitute stock certificates in the future to replace the current certificates that are outstanding. If the Company decides to do so in the future, it will inform the stockholders at that time.

Comparison of Stockholder Rights Before and After the Reincorporation

        Because of differences between the MGCL and the DGCL, as well as differences between the Company's governing documents before and after the Reincorporation, approval of Proposal No. 3, relating to the Reincorporation, will effect some changes in the rights of the Company's stockholders. Summarized below are the most significant differences between the rights of the stockholders of the Company before and after the Reincorporation, including differences in the respective companies' certificates of incorporation and bylaws. The summary below is not intended to be relied upon as an exhaustive list of all the differences or a complete description of the differences, and is qualified in its entirety by reference to the MGCL and the DGCL and the proposed Deerfield (Delaware) certificate

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of incorporation, or charter, and bylaws which are attached as Annex B and Annex C to this proxy statement. The Company urges you to read the entire Delaware charter and bylaws carefully.

	Before the Reincorporation	After the Reincorporation
Number of Directors:	The Maryland charter provides that the number of directors of the Company shall be established by the Maryland bylaws, but shall not be less than that required by the MGCL. The Maryland bylaws provide that the number of directors on the Board shall never be less than five, nor more than fifteen, which number may be increased or decreased by a majority of the entire Board. The Maryland bylaws require that the majority of the Board meet the independence requirements under the rules and regulations of the NASDAQ. The Board currently consists of nine directors.	The Delaware charter provides that the number of directors of the Company shall be determined by the Delaware bylaws. The Delaware bylaws provide that the number of directors on the Board shall never be less than three, nor more than thirteen, which number shall be determined from time to time by the Board, subject to the provisions of the Delaware charter and the Amended and Restated Stockholders Agreement. The Delaware bylaws do not contain the requirement that the majority of the Board meet the independence requirements under the rules and regulations of the NASDAQ. After the Reincorporation, the Board will consist of eleven directors.
Removal of Directors:
Under the Maryland charter, directors may only be removed for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. For purposes of this provision, "cause" means, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.
Under the DGCL, when a board is not classified, stockholders may remove directors, with or without cause, by a vote of stockholders owning a majority of the outstanding shares entitled to vote. The Delaware charter is silent on removal of directors, but provides that the Company's stockholders can only act at an annual or special meeting of the stockholders and cannot act by written consent. The Delaware bylaws provide that directors may be removed in accordance with the provisions of the Amended and Restated Stockholders Agreement and as otherwise provided by law. See the section of this proxy statement entitled "Proposal No. 1—Other Material Agreements Relating to the Merger—The Amended and Restated Stockholders Agreement."

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	Before the Reincorporation	After the Reincorporation
Vacancies on the Board of Directors:	In accordance with the MGCL, the Board has made an election providing that any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred.	The Delaware bylaws provide that all vacancies, unless otherwise provided by law, including by reason of an increase in the size of the board, shall be filled by the affirmative vote of a majority of the remaining directors then in office, and not by the stockholders. The Delaware charter does not address vacancies on the Board. See the section of this proxy statement entitled "Proposal No. 1—Other Material Agreements Relating to the Merger—The Amended and Restated Stockholders Agreement."
Classified Board:
The Maryland charter provides for a classified Board, in which the Board divided into three classes, each of which is elected for three year terms. The Charter Amendments, if adopted, will result in the elimination of the classified structure of the Board. See the section of this proxy statement entitled "Proposal No. 2—The Charter Amendments."
The DGCL permits a corporation to have a classified board of directors; however, the Delaware bylaws provide that unless required by law or the Amended and Restated Stockholders Agreement, directors shall be elected to hold office until the next annual meeting of the Company's stockholders.
Quorum Requirements:	Under the Maryland bylaws, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum.	The quorum requirements will remain substantially the same under the Delaware bylaws.
Stockholder Voting Rights and Vote Requirements:	The Maryland bylaws provide that each outstanding share of stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.
The Delaware bylaws provide that each stockholder shall be entitled to one vote for each share of stock registered in the name of such stockholder on the books of the Company on the applicable record date.

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	Before the Reincorporation	After the Reincorporation
Notice of Stockholder Meetings:	The Maryland bylaws require the corporate secretary to give written or printed notice of all meetings of stockholders to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting, not less than 10 days nor more than 90 days before such meeting. The notice must state the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called. The notice may be sent either by mail, by presenting it to such stockholder personally, by leaving it at the stockholder's residence or usual place of business or by any other means permitted by Maryland law.	The Delaware bylaws require that notice of a stockholder meeting not less than 10 days nor more than 60 days before such meeting to each stockholder of record entitled to vote at such meeting. The notice must state the place, time, the means of remote communications, if any, the place at which the list of stockholders may be examined, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, and any other information required by law to be included in the notice. The notice shall be mailed or otherwise delivered (including by electronic transmission).
Notice of Stockholder Nominations or Other Stockholder Proposals:
The Maryland bylaws contain advance notice procedures regarding director nominations and the proposal of other business to be considered by the stockholders at an annual meeting. These procedures require that written notice of stockholder nominations for the election of directors and stockholder proposals of other business must be received by the Company corporate secretary at the Company's principal executive offices not more than 150 days and not less than 120 days prior to the first anniversary of the date on which the notice for the preceding annual meeting was mailed; provided, however, that in the event the annual meeting is advanced or delayed by more than 30 days from the first anniversary date of the preceding year's meeting, notice by the stockholder must be received not more than 150 days and not less than 120 days prior to the date of such annual meeting or 10 days following the day on which the public announcement of the date of the annual meeting is first made.
The Delaware bylaws contain advance notice procedures regarding director nominations and the proposal of other business to be considered by the stockholders at an annual or special meeting. These procedures require that a stockholder's notice of stockholder nominations for the election of directors and stockholder proposals of other business must be delivered to the Company's secretary at the principal executive offices of the Company not more than 120 days and not less than 90 days prior to the first anniversary of the date of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the date on which public announcement of the date of such meeting is first made by the Company.

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Before the Reincorporation	After the Reincorporation
A stockholder's notice to the Company's corporate secretary must set forth the following:	A stockholder's notice to the Company's secretary must set forth the following:

(i) as to each individual the stockholder proposes to nominate for election or reelection as a director, (A) the nominee's name, age, business address and residence address, (B) the class, series and number of any shares of the Company's stock that are beneficially owned by the nominee, (C) the date such shares were acquired and the investment intent of such acquisition and (D) all other information regarding the nominee as required by SEC rules to be included in a proxy statement (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);
(i) as to each person the stockholder proposes to nominate for election or reelection as a director, (A) all information regarding the nominee as required by Regulation 14A under the Exchange Act to be disclosed in a proxy statement in connection with solicitations of proxies for election of directors in a contested election, (B) the nominee's written consent and (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years and other material relationships and affiliations between such stockholder and any other beneficial holder of stock;

(ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder, beneficial owner or controlling person, individually or in the aggregate, including any anticipated benefit to the stockholder, beneficial owner or controlling person as a result of such proposal;
(ii) as to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, (A) a brief description of the business desired to be brought before the meeting, (B) the text of the proposal or business, (C) the reasons for conducting such business at the meeting and any material interest of the stockholder in such business and (D) a description of all agreements, arrangements and understandings between the stockholder proposer and any beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal;

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Before the Reincorporation	After the Reincorporation
(ii) as to the stockholder giving the notice and, if applicable, the beneficial owner of the Company's shares on whose behalf the nomination or proposal is made, (A) the stockholder's or beneficial owner's name and address as they appear on the Company's stock ledger, (B) the name and address of any other stockholder supporting such nominee, to the extent known, (C) the class, series and number of all shares of the Company's stock which are owned by such stockholder and (D) if beneficially owned, the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder.	(iii) as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (A) the name and address, (B) information regarding such person's direct and indirect beneficial ownership (including all options, contracts and other derivative instruments, and any short interests, dividend rights, economic rights, voting rights, etc.), (C) any performance-related fees that such person is entitled to based on any increase or decrease in the value of shares of the Company or derivative instruments, (D) a description of any agreement or arrangement with respect to the nomination or proposal between or among such person and any others acting in concert, (E) a representation of any intention to be part of a group which indents to deliver or solicit proxies from stockholders and (F) any other information that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or the election of directors in a contested election pursuant to SEC rules and regulations.
The Company may require any proposed nominee to furnish additional information that it may reasonably require to determine eligibility of such nominee.

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	Before the Reincorporation	After the Reincorporation
Calling of Special Meetings of Stockholders:	The Maryland bylaws provide that a special meeting of the stockholders may be called by the secretary of the Company upon the written request of the stockholders entitled to cast not less than majority of all the votes entitled to be cast at such meeting. The written request must set forth the purpose of the meeting and the matters proposed to be acted on at the meeting, shall be signed by one or more stockholders of record as of the date of signature (or a duly authorized agent), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder that must be disclosed in solicitations of proxies for election of directors (see the section of this proxy statement entitled "—Notice of Stockholder Nominations or Other Stockholder Proposals" above), or as otherwise required pursuant to Regulation 14A under the Exchange Act. In addition to certain other procedural requirements, the stockholders who desire to call a special meeting are required to make a payment to the secretary of the Company of the reasonable estimated costs associated with preparing and mailing the notice of such special meeting to the stockholders.	The Delaware bylaws provide that a special meeting of the stockholders may be called at the written request of one or more stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at that meeting. Written requests by stockholders requesting the special meeting must be signed by each stockholder, or a duly authorized agent, and must provide (i) the specific purpose of the meeting and the matters proposed to be acted on at the meeting, the reasons for conducting such business at the meeting and any material interest in such business of the stockholders requesting the meeting; (ii) the name and address of each such stockholder; (iii) the number of shares of the Company's common stock owned of record or beneficially by each such stockholder; and (iv) to the extent applicable, the disclosures and information required to be disclosed in solicitations of proxies for election of directors or other business at an annual meeting. See the section of this proxy statement entitled "—Notice of Stockholder Nominations or Other Stockholder Proposals" above.
Action of Stockholders by Written Consent:
Under the MGCL, common stockholders may take action by unanimous consent in lieu of a meeting. The charter of the corporation may authorize action by the consent of common stockholders entitled to cast not less than the minimum number of votes that would be necessary to take the action at a meeting under certain circumstances. The Maryland charter does not authorize stockholder action by written consent by less than unanimous consent.
The Delaware charter does not permit the Company's stockholders to act by written consent. The Company's stockholders may only act at an annual or special meeting of the stockholders called in accordance with the Delaware bylaws.

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	Before the Reincorporation	After the Reincorporation
Dividend Rights:	Under the MGCL, no dividends, redemptions, stock repurchases or other distributions may be declared or paid if, after giving effect to the dividend, redemption, stock repurchase or other distribution, (1) the corporation would not be able to pay its debts as they become due in the usual course of business or (2) the corporation's total assets would be less than the sum of its total liabilities plus, unless the corporation's charter provides otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. The board of directors may base a determination regarding the legality of the declaration or payment of a distribution on financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances or on a fair valuation or other method that is reasonable in the circumstances.	Under the DGCL, a corporation may generally pay dividends, redeem shares of its stock or make other distributions to stockholders if the corporation is solvent and would not become insolvent because of the dividend, redemption or distribution. The assets applied to such a distribution may not be greater than the corporation's "surplus," which is defined by the DGCL as the excess of net assets over stated capital and lets the board of directors adjust capital. If there is no surplus, the DGCL allows a corporation to apply net profits from the current or preceding fiscal year, or both, with certain exceptions. The Delaware bylaws provide that the Board shall have the full power, subject to law and the Delaware charter, to determine whether any funds legally available for the payment of dividends shall be declared as dividends and paid to the Company's stockholders. The Delaware charter does not discuss dividend or distribution rights, except as may be authorized by the Board in connection with the issuance of shares of preferred stock of the Company.

In addition, a Maryland corporation that would be prohibited from making a distribution because its assets would be less than the sum of its total liabilities and preferences of outstanding preferred stock may also make a distribution from the net earnings of the corporation for the fiscal year in which the distribution is made, the net earnings of the corporation for the preceding fiscal year or the sum of the net earnings of the corporation for the preceding eight fiscal quarters.

The Maryland bylaws provide that dividends and other distributions on the Company's stock may be authorized by the Board and may be paid in cash, property or shares of the Company's stock, in each case, subject to the provisions of law and the Maryland charter.
The Maryland charter does not discuss dividend or distribution rights.

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	Before the Reincorporation	After the Reincorporation
Appraisal Rights:	Under the MGCL, a stockholder has the right to demand and receive payment of the fair value of the stockholders' stock from the successor if (1) the corporation consolidates or merges with another corporation; (2) the corporation's stock is to be acquired in a statutory share exchange; (3) the corporation transfers its assets in a manner requiring stockholder approval; (4) the corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved in the charter of the corporation; or (5) the transaction is subject to certain	Under the DGCL, a stockholder of a Delaware corporation generally has the right to dissent from a merger or consolidation in which the corporation is participating or a sale of all or substantially all of the assets of the corporation, subject to specified procedural requirements. The DGCL does not confer appraisal rights, however, if the corporation's stock is either (a) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (b) held of record by more than 2,000 holders.
	provisions of the MBCA. However, these appraisal rights are not available if, among other things, (1) the stock is listed on a national securities exchange on the record date for determining stockholders entitled to vote on the matter or, in certain mergers, the date notice is given or waived (except certain mergers where stock held by directors and executive officers is exchanged for merger consideration not available generally to stockholders); (2) the stock is that of the successor in the merger, unless either (i) the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so or (ii) the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor; or (3) the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder. The Company's Common Stock was traded on the NASDAQ on the Record Date and, accordingly, there are no appraisal rights in connection with any matter to be voted upon at the Meeting.	Even if a corporation's stock meets the foregoing requirements, the DGCL provides that appraisal rights generally will be permitted if stockholders of the corporation are required to accept for their stock in any merger, consolidation or similar transaction anything other than (a) shares of the corporation surviving or resulting from the transaction, or depository receipts representing shares of the surviving or resulting corporation, or those shares or depository receipts plus cash in lieu of fractional interests; (b) shares of any other corporation, or depository receipts representing shares of the other corporation, or those shares or depository receipts plus cash in lieu of fractional interests, unless those shares or depository receipts are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders; or (c) any combination of the foregoing.

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	Before the Reincorporation	After the Reincorporation
Amendment of Charter:	With the exception of a name change and certain other enumerated minor changes, which do not require stockholder approval, an amendment to the Maryland charter under the MGCL must be declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless the charter reduces the required vote to not less than a majority of the outstanding voting power.	The Delaware charter permits the Company to amend, alter, change or repeal any provision of the Delaware charter in any manner permitted by the DGCL. An amendment to the Delaware charter under the DGCL must be adopted and declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least a majority of the shares entitled to vote at such meeting. In addition, the DGCL also requires that if a particular class or series of stock is adversely affected by the amendment, then such class or series must approve such amendment by the affirmative vote of stockholders entitled to cast at least a majority of the shares of such class or series, voting as a separate class.

The Maryland charter requires the affirmative vote of the holders of two-thirds of all the votes entitled to be cast on the matter for amendments to certain provisions governing the removal of directors, classified or reclassified shares, stockholder rights, restrictions on transfer and ownership of shares, and amendments. For all other matters, the Maryland charter requires the affirmative vote of the holders of a majority of all the votes entitled to be cast on such matter.
Amendment of Bylaws:	The Maryland bylaws provide that the Board has the exclusive power to adopt, alter or repeal any provision of the Maryland bylaws and to make new bylaws.
Under the DGCL, the power to adopt, amend or repeal the bylaws is vested in the stockholders entitled to vote or, if permitted under the corporation's charter of incorporation, by the board of directors. The Delaware charter and the Delaware bylaws expressly provide the Board with the power to adopt, amend or repeal the bylaws, at any time, with the approval of a majority of all of the directors.

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	Before the Reincorporation	After the Reincorporation
Limitation on Directors' Liability:	The Maryland charter includes a provision that limits the personal liability of a director or officer to the Company or its stockholders for monetary damages to the full extent permitted by Maryland law and further provides that neither the amendment or repeal of this provision, nor the adoption or amendment of any other provision of the Maryland charter or Maryland bylaws inconsistent with this provision, will affect the limitation of liability accorded to any director or officer for acts or omissions occurring prior to such amendment or repeal.	The Delaware charter includes a provision that a director or officer of the Company shall not be personally liable for monetary damages to the Company or its stockholders for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL and further provides that neither the amendment or repeal of this provision, nor the adoption of any provision of the Delaware charter or Delaware bylaws inconsistent with this provision, shall eliminate or reduce the effect of this provision in respect of any matter occurring, or any action or proceeding accruing or arising prior to such amendment, repeal, or adoption of an inconsistent provision.

Under Maryland law, directors' and officers' liability to the corporation or its stockholders for money damages may be expanded or limited, except that liability of a director or officer may not be limited: (1) to the extent that it is proved that the person actually received
The DGCL permits the limitation or elimination of a director's personal liability while acting in his or her official capacity, but only if such limitation or elimination is contained in the corporation's charter of incorporation.
	an improper benefit or profit in money, property or services for the amount of the benefit or profit in money, property or services actually received; or (2) to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.	However, the DGCL precludes any limitation or elimination of liability if (i) the director or officer breaches his or her duty of loyalty to the corporation or its stockholders, (ii) his or her acts or omissions are not in good faith or involve intentional misconduct or a knowing violation of law, (iii) he or she receives an improper personal benefit from the corporation or (iv) he or she authorized a dividend or stock repurchase that was forbidden by the DGCL.

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	Before the Reincorporation	After the Reincorporation
Indemnification of Directors, Officers, Employees and Agents:	The Maryland bylaws obligate the Company to provide for mandatory indemnification of and advancement of expenses for the benefit of any current or former directors and officers to the maximum extent permitted by Maryland law and further provide that neither the amendment or repeal of this provision, nor the adoption or amendment of any other provision of the Maryland charter or Maryland bylaws inconsistent with this provision, will affect the indemnification rights accorded to any director or officer for acts or omissions occurring prior to such amendment or repeal.	As permitted by the DGCL, the Delaware charter and Delaware bylaws obligate the Company to provide for mandatory indemnification of and advancement of expenses for the benefit of any current or former director or officer of the Company or any of its subsidiaries, to the maximum extent permitted by Delaware law and further provides that any repeal, other termination, amendment, alteration or modification of this provision that in any way diminishes, limits, restricts or adversely affects or eliminates any right of any such indemnified person (or his or her successors) to indemnification shall be prospective only and not in any way diminish, limit, restrict, adversely affect or eliminate any such right with respect to any actual or alleged act or omission occurring prior to such amendment or repeal.

	Under the MGCL, a corporation may not indemnify a director or officer if it is established that: (i) the act or omission of the director was material to the matter giving rise to the proceeding and (1) was committed in bad faith; or (2) was the result of active and deliberate dishonesty; (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.	The Delaware charter and Delaware bylaws set forth procedural rules relating to claims for indemnification that are generally favorable to a person seeking indemnification from the Company.

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Before the Reincorporation	After the Reincorporation
Under the MGCL, a corporation may not indemnify a director or officer who has been adjudged liable in a suit by or in the right of the corporation or in which the director or officer was adjudged liable to the corporation or on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director is fairly and reasonably entitled to indemnification, even though the director did not meet the prescribed standard of conduct, was adjudged liable to the corporation or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses. Except for a proceeding brought to enforce indemnification or where a resolution of the board of directors or an agreement approved by the board expressly provides otherwise, a corporation may not indemnify a director for a proceeding brought by the director against the corporation.

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	Before the Reincorporation	After the Reincorporation
Access to Corporate Records:	Under Maryland law, any stockholder or his or her agent may inspect and copy the following corporate documents: (1) bylaws; (2) minutes of the proceedings of stockholders; (3) the corporation's annual statement of affairs; (4) any voting trust agreements deposited with the corporation; and (5) a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. In addition, one or more persons who together are and for at least six months have been stockholders of record of at least 5 percent of the outstanding stock of any class of a Maryland corporation may inspect and copy the corporation's books of account and stock ledger and may present a written request for a statement of the corporation's affairs.	Under the DGCL, any stockholder may, upon making a demand under oath stating the purpose thereof, inspect the Company's stock ledger, including its stockholders' list and its other books and records and its subsidiaries' books and records for any purpose reasonably related to the person's interest as a stockholder. In addition, for at least 10 days prior to each stockholders meeting, a Delaware corporation must make available for examination a list of stockholders entitled to vote at the meeting. If the Company refuses to permit inspection or does not reply to the demand within 5 business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

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	Before the Reincorporation	After the Reincorporation
Business Combination Restrictions:	Under the MBCA, business combinations between a corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for 5 years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.	As permitted by the DGCL, the Delaware charter provides that the Company expressly elects not to be governed by Section 203 of the DGCL. Under Section 203 of the DGCL, a company is prohibited from engaging in a business combination with an interested stockholder (a person or group of affiliates owning at least 15% of the voting power of the company) for a period of three years after such interested stockholder became an interested stockholder unless (a) before the stockholder became an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the company outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or (c) at or subsequent to the time the stockholder became an interested stockholder the business combination is approved by the board of directors and authorized by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder at an annual or special meeting of the stockholders. In accordance with the Delaware charter, Section 203 of the DGCL will not be applicable to the Company, unless the Delaware charter is amended.

155

	Before the Reincorporation	After the Reincorporation
The Board has adopted a resolution providing that any business combination between the Company and any other person is exempt from the provisions of the MBCA, provided that the business combination is first approved by the Board.

The MCSAA provides that, subject to certain exceptions, any outstanding shares of a Maryland corporation acquired by a person or group in an acquisition that causes such acquiror to have the power to vote or direct the voting of shares in the election of directors in excess of 10%, 33 1/3% or 50% thresholds shall have only such voting power as shall be accorded by the affirmative vote of the holders of two-thirds of the votes of each voting group entitled to vote separately on the proposal, excluding all interested shares (as defined therein), at a meeting that, subject to certain exceptions, is required to be called for that purpose upon the acquiror's request. Under the MCSAA, the corporation has a right to redeem outstanding control shares for which stockholders have not approved voting rights. The Maryland statute permits the charter or bylaws of a corporation to exclude from its application share acquisitions occurring after the adoption of the statute. The Maryland bylaws exempt the Company from the MCSAA.
Franchise Tax	Maryland does not impose a franchise tax similar to the Delaware annual franchise tax. The costs to maintain the Company's corporate existence in Maryland are insignificant.
The state of Delaware imposes an annual franchise tax on companies incorporated under the DGCL. The current maximum tax is $180,000 per year. Based on the Company's anticipated capitalization, its expected franchise tax for 2011 is approximately $180,000.

Regulatory Approvals for the Reincorporation

        To the Company's knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filing of the Articles of Merger with the State Department of Assessments and Taxation of Maryland and the filing of the Certificate of Merger with the Secretary of State of Delaware.

156

Dissenter or Appraisal Rights for the Reincorporation

        Under applicable Maryland law, the Company's stockholders do not have dissenter or appraisal rights in connection with the Reincorporation.

Material United States Federal Income Tax Consequences of the Reincorporation to the Company's Stockholders

        The following discussion addresses the material federal income tax consequences of the Reincorporation that are applicable to holders of shares of the Company's Common Stock. The discussion does not address all federal income tax consequences that may be relevant to a particular holder of shares of the Company's Common Stock or any foreign, state or local tax considerations. Accordingly, holders of the Company's Common Stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the Reincorporation.

        The following discussion is based upon the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the Reincorporation.

        The Company believes that the Reincorporation will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes, (i) no gain or loss will be recognized by the holders of the Company's Common Stock upon consummation of the Reincorporation, (ii) the aggregate tax basis of shares of the reincorporated Company's common stock received in the Reincorporation will be the same as the aggregate tax basis of shares of the Company Common Stock exchanged in the Reincorporation and (iii) the holding period of the shares of the reincorporated Company's common stock received in the Reincorporation will include the period for which shares of the Company's Common Stock were held.

Relationship to Other Proposals

        Adoption of this Proposal No. 3, the Reincorporation, is not contingent upon obtaining stockholder approval of any other proposal. If this Proposal No. 3 is approved, the Company will be reincorporated in Delaware regardless of whether Proposal Nos. 1, 2 or 4 are approved. If this Proposal No. 3 is adopted but Proposal No. 2 is not adopted, the Company may be reincorporated in Delaware, and the surviving Delaware corporation will have a classified Board. If both Proposal No. 2 and this Proposal No. 3 are adopted at the Meeting, the Company will be reincorporated in Delaware, and the surviving Delaware corporation will not have a classified Board.

Vote Required and Board Recommendation

        For the proposal to approve the Reincorporation, you may vote in favor of the proposal, against the proposal or abstain from voting. If a quorum is present, approval of this proposal requires the affirmative vote of a majority of all shares of outstanding Common Stock held by stockholders of record on the Record Date. Because the proposal requires a vote of a majority of the outstanding shares, a broker non-vote or abstention will have the same effect as a vote against the proposal.

        The Board unanimously recommends a vote FOR the proposal to approve the Reincorporation.

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PROPOSAL NO. 4
ADJOURNMENT OR POSTPONEMENT OF THE MEETING

        If it becomes necessary to solicit additional proxies to approve Proposal Nos. 1, 2 or 3, a motion may be made to adjourn or postpone the Meeting to a later date to permit further solicitation of proxies. If such a motion to adjourn or postpone is made, it will require the affirmative vote of the holders of a majority of all votes cast on the proposal, provided that a quorum is present. The Board believes this proposal to be advisable and in the best interests of the Company's stockholders because it gives the Company the flexibility to solicit the vote of additional holders of the Company's voting securities to vote on matters the Board deems important to the Company.

        This proposal relates only to an adjournment or postponement of the Meeting occurring for purposes of soliciting additional proxies for approval of Proposal No. 1, Proposal No. 2 or Proposal No. 3 in the event that there are insufficient votes to approve such proposal. Each of the Board and the presiding officer of the Meeting retains full authority to the extent set forth in the Company's bylaws and under Maryland law to adjourn the Meeting for any other purpose, or to postpone the Meeting before it is convened, without the consent of any Company stockholders.

Vote Required and Board Recommendation

        For the proposal to approve the adjournment or postponement of the Meeting, you may vote in favor of the proposal, against the proposal or abstain from voting. If a quorum is present, approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal.

        The Board unanimously recommends a vote FOR the proposal to approve the adjournment or postponement of the Meeting.

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 INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        Jason Epstein and Andrew Intrater, each a director of the Company, and Paul Lipari, an observer on the Board, are representatives of Bounty, currently the Company's largest stockholder. In connection with the Merger, Bounty has (i) entered into the Voting Agreement to support the Merger, (ii) waived certain of its antidilution rights under the Convertible Notes to the extent such rights are triggered by the Merger and (iii) agreed to enter into the Amended and Restated Stockholders Agreement. See the section of this proxy statement entitled "Proposal No. 1—Other Material Agreements Relating to the Merger—The Voting Agreement" and "Proposal No. 1—Other Material Agreements Relating to the Merger—The Amended and Restated Stockholders Agreement" for more information.

        In consideration for their services rendered as members of the Special Committee, Robert E. Fischer, Stuart I. Oran, Richard A. Mandell and Daniel K. Schrupp are each entitled to compensation in an amount equal to $15,000 per month (not to exceed $90,000 total), and Peter H. Rothschild, as Chairman of the Special Committee, is entitled to compensation in an amount equal to $20,000 per month (not to exceed $120,000 total).

        On February 14, 2011, the Company and Peter H. Rothschild entered into the Rothschild Compensation Agreement. The Rothschild Compensation Agreement sets forth the fees payable to Mr. Rothschild for the period beginning January 1, 2011 and ending the earlier of (a) December 31, 2011 and (b) the closing of the Transactions. The Rothschild Compensation Agreement provides for a base fee of $41,667 per month and an expense reimbursement of $10,000 per month for expenses relating to office space, information technology and other items which Mr. Rothschild pays to his firm which provides him with office space and related infrastructure. As amended, the Rothschild Compensation Agreement does not provide Mr. Rothschild with a success fee associated with the consummation of the Transactions. The Rothschild Compensation Agreement is subject to cancellation upon 30 days' notice at the discretion of the Compensation Committee of the Board as well as upon the occurrence of certain other specified events.

        None of the Company or, to the best of its knowledge, any of its directors or executive officers, or any of their respective associates, has any contract, arrangement, understanding or relationship with any other person with respect to any securities of CIFC at any time since the beginning of the last fiscal year, including, but not limited to, any contract, arrangement, understanding or relationship concerning the transfer or the voting of any securities, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guaranties against loss or the giving or withholding of proxies. Other than the negotiations that have taken place with respect to the Transactions or as otherwise disclosed in this proxy statement, there have been no contacts, negotiations or transactions since the beginning of the last fiscal year between the Company, any of its subsidiaries or, to the best of the Company's knowledge, any of its directors or executive officers, or any of their respective associates, on the one hand, and CIFC or its affiliates, on the other hand, concerning a merger, consolidation or acquisition, an exchange offer or other acquisition of securities, an election of directors or a sale or other transfer of a material amount of assets.

        The Company has not effected any transaction in securities of CIFC in the past 60 days. Except as set forth in this proxy statement, to the Company's knowledge, after reasonable inquiry, none of its directors, director nominees, executive officers nor any of their respective associates or majority owned subsidiaries beneficially owns or has the right to acquire any securities of CIFC or has effected any transaction in securities of CIFC during the past 60 days.

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DESCRIPTION OF CAPITAL STOCK

        The following summary description of the Company's capital stock does not purport to be complete and is subject to and qualified in its entirety by reference to the MGCL and its charter and bylaws, copies of which have been filed as exhibits to the Company's Form 10-K for the fiscal year ended December 31, 2008, filed with the SEC on March 16, 2009, its Quarterly Report on Form 10-Q for the period ended June 30, 2008, filed with the SEC on August 11, 2008, and its Current Report on Form 8-K, filed with the SEC on March 25, 2010, and are incorporated by reference in this proxy statement. To obtain copies of these and other filings, please see the section of this proxy statement entitled "Where You Can Find More Information."

 General

        The Company's charter provides that the Company may issue up to 600,000,000 shares of stock, consisting of 500,000,000 shares of Common Stock, par value $0.001 per share, and 100,000,000 shares of Preferred Stock, $0.001 par value per share (the "Preferred Stock"). As of the Record Date, 11,000,812 shares of Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding. The Company's Board, with the approval of a majority of the entire Board and without any action on the part of the Company's stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue. Under Maryland law, the Company's stockholders generally are not personally liable for the Company's debts and obligations solely as a result of their status as stockholders.

Common Stock

        All shares of Common Stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Common Stock if, as and when authorized by the Board and declared by the Company out of funds legally available therefor. Shares of Common Stock have no preemptive, appraisal, preferential exchange, conversion, sinking fund or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws, by contract or by restrictions set forth in the Company's charter. Each share of Common Stock entitles its holder to one vote. In the event of liquidation, dissolution or winding up of the Company, each share of Common Stock would be entitled to share ratably in all of the Company's assets that are legally available for distribution after payment of or adequate provision for all of the Company's known debts and other liabilities and subject to any preferential rights of holders of Preferred Stock, if any Preferred Stock is outstanding at such time.

        Subject to any restrictions on the transfer and ownership of the Company's capital stock that may be set forth in the Company's charter, from time to time and except as may otherwise be specified in the terms of any class or series of Common Stock, each share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of Common Stock will possess exclusive voting power. The Board is classified, and there is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of Common Stock can elect all of the Company's directors, and holders of less than a majority of such shares will be unable to elect any director. However, upon consummation of the Transactions, pursuant to the Charter Amendments, the Board will no longer be classified. Pursuant to the Stockholders Agreement, for so long as Bounty owns at least 5% of the Outstanding Common Stock, the Company will maintain a Majority Voting Bylaw. The Amended and Restated Stockholders Agreement requires CIFC Parent and Bounty to take all necessary action, and the Company, to amend the bylaws to remove the

160

Majority Voting Bylaw and replace it with a plurality voting bylaw. See the section of this proxy statement entitled "Proposal No. 1—Approval of the Merger—Majority Voting Bylaw."

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless recommended by the Board and approved by the affirmative vote of stockholders holding at least two-thirds of the shares entitled to vote on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Company's charter generally provides for approval of charter amendments and extraordinary transactions, which first have been declared advisable by the Board, by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. An affirmative vote of two-thirds of all votes entitled to be cast on the matter is required for approval of amendments to the Company's charter related to (i) removal of directors from the Board, (ii) the authority of the Board to classify and reclassify certain unissued shares of capital stock and (iii) restrictions on ownership and transfer relating to the Company's prior status as a REIT that are no longer effective.

Preferred Stock

        The Board may authorize the issuance of shares of any class or series of Preferred Stock, with such terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series as it may determine. Prior to issuance of shares of each class or series of Preferred Stock, the Board will be required by Maryland law and the Company's charter to fix the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of Preferred Stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of Common Stock or otherwise be advisable and in their best interests. As of the Record Date, no shares of Preferred Stock were outstanding. While the Company has no present plans to issue any Preferred Stock, the Company may determine to issue Preferred Stock at any time in the future.

Power to Reclassify Shares of Capital Stock

        The Company's charter authorizes the Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including Preferred Stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Company's charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of Common Stock or Preferred Stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Common Stock or otherwise be advisable and in their best interests.

Power to Issue Preferred Stock and Additional Shares of Common Stock

        The Company believes that the power of the Board to amend the Company's charter without stockholder approval to increase the total number of authorized shares of the Company's capital stock or any class or series of its capital stock, to issue additional authorized but unissued shares of Common Stock or Preferred Stock and to classify or reclassify unissued shares of Common Stock or Preferred Stock, and thereafter to cause the Company to issue such classified or reclassified shares of stock provides, the Company with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs which might arise. The additional classes or series, as well as

161

the Company's Common Stock, will be available for issuance without further action by the Company's stockholders, unless stockholder action is required by applicable law or the rules of any stock exchange or automated quotation system on which the Company's securities may be listed or traded. The Board could authorize the Company to issue a class or series that could, depending upon the terms of such class or series, delay, defer or prevent a transaction or a change in control of the Company that might involve a premium price for holders of the Company's Common Stock or otherwise be advisable and in their best interests.

Warrants

        On March 21, 2010, the Company entered into a Termination Agreement (the "Termination Agreement") with Pegasus Deerfield (AIV), LLC ("Pegasus Deerfield"), PGS Management, LLC ("PM," and together with Pegasus Deerfield, the "Pegasus Parties"), Deerfield Pegasus Loan Capital LP ("DPLC"), the Company, DCM, DPLC General Partner LLC ("DPLC GP"), Deerfield Loan Manager LLC ("DLM") and Jonathan W. Trutter (the Company, DCM, DPLC GP, DLM, DPLC and Jonathan W. Trutter, collectively, the "Deerfield Parties"), pursuant to which (i) the Pegasus Parties waived certain rights with respect to the stock issuances associated with the CNCIM Transaction and (ii) the Deerfield Parties and the Pegasus Parties terminated or amended certain provisions of agreements related to DPLC and cancelled warrants to purchase 3 million shares of Common Stock, which comprises all of the warrants previously issued to the Pegasus Parties.

Transfer Agent and Registrar

        The transfer agent and registrar for the Company's Common Stock is AST.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

        Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement and Notice of Special Meeting to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as "householding," reduces the volume of duplicate information received at your household and helps to reduce the Company's expenses.

        If you would like to receive your own set of Meeting materials this year or in future years, or, if you share an address with another stockholder and both of you would like to receive a single set of Meeting materials, please follow the instructions described below.

        If your shares are registered in your own name, please contact the Company at its executive offices, Attention: Corporate Secretary, 6250 North River Road, 12th Floor, Rosemont, Illinois 60018, to inform the Company of your request. If a broker holds your shares, please contact your broker directly.

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 STOCKHOLDER PROPOSALS

        The Company expects that its 2011 annual meeting will be held within 30 days of June 9, 2011.

        A stockholder who wishes to introduce a proposal for consideration at the Company's next annual meeting may seek to have that proposal included in the Company's proxy statement and proxy card pursuant to Rule 14a-8 under the Exchange Act. For stockholders who wish to present a proposal to be considered for inclusion in the Company's proxy statement and for consideration at the 2011 annual meeting, pursuant to Rule 14a-8 under the Exchange Act, the proposal must be in writing and must have been delivered to the Corporate Secretary at the Company's executive offices at 6250 North River Road, 12th Floor, Rosemont, Illinois 60018, by personal delivery or U.S. Mail no later than January 11, 2011. The proposal must otherwise satisfy the requirements of Rule 14a-8. The submission of a stockholder proposal does not guarantee that it will be included.

        For stockholders who wish to present a proposal for nominations or other business for consideration at the 2011 annual meeting, but who do not intend for the proposal to be included in the Company's proxy statement, in compliance with applicable state law and the Company's bylaws, the proposal must be in writing and must have been delivered to the Corporate Secretary at the Company's executive offices at 6250 North River Road, 12th Floor, Rosemont, Illinois 60018, by personal delivery or U.S. Mail no earlier than December 12, 2010 and no later than 5:00 p.m., Eastern time, on January 11, 2011. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, a proposal or nomination by the stockholder must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. EDT, on the later of (i) the 120th day prior to the date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must also satisfy the other requirements with respect to such proposals and nominations contained in the Company's bylaws.

COMMUNICATIONS WITH THE BOARD

        Stockholders wishing to communicate with the Board should send any communication to: Deerfield Capital Corp., Attention: Corporate Secretary, 6250 North River Road, 12th Floor, Rosemont, Illinois 60018. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The Company's Corporate Secretary will forward the communication to the full Board, to a committee of the Board or to any individual director or directors, as appropriate. If a communication is unduly hostile, threatening, illegal or similarly inappropriate, the Company's Corporate Secretary is authorized to discard the communication or take appropriate legal action regarding the communication.

        The audit committee of the Board (the "Audit Committee") has established procedures, which are posted on the Company's website, for directors, officers and interested parties to submit concerns and complaints regarding the Company, either openly, confidentially or anonymously. Interested parties may use these procedures, which include a toll-free telephone number, to communicate with the Company's non-management directors.

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 OTHER MATTERS

        The Board currently knows of no other business to be presented for consideration at the Meeting. If any other matters properly come before the Meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the Meeting. Under applicable Maryland law, the Company's stockholders do not have dissenter or appraisal rights in connection with the matters being voted upon at the Meeting.

WHERE YOU CAN FIND MORE INFORMATION

        The Company files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy such material at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of such material from the SEC at prescribed rates by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also find the Company's SEC filings at the SEC's website at http://www.sec.gov. You may also obtain copies of this proxy statement and any other reports or information that the Company files with the SEC, free of charge, by written request to Deerfield Capital Corp., Attention: Investor Relations, 6250 North River Road, 12th Floor, Rosemont, Illinois 60018 or by calling (773) 380-1600.

        The Company's website is http://www.deerfieldcapital.com. The information contained on the Company's website is not incorporated into this proxy statement. The following documents are posted on the Company's website, and can also be obtained by written request to Deerfield Capital Corp., Attention: Investor Relations, 6250 North River Road, 12th Floor, Rosemont, Illinois 60018 or by calling (773) 380-1600:

  •
  the Company's charter;

  •
  the Company's bylaws;

  •
  the charters of each of the Company's standing Board committees;

  •
  the Company's Corporate Governance Guidelines;

  •
  the Company's Code of Ethics; and

  •
  the procedures of the Audit Committee for the submission, receipt and handling of concerns and complaints regarding internal controls, auditing and compliance.

        Within the time period required by the SEC and the NASDAQ Listing Rules, the Company will post on its website any amendment to its Code of Ethics and any waiver applicable to its senior financial officers, executive officers or directors. In addition, information concerning purchases and sales of the Company's equity securities by its directors and Section 16 reporting officers is posted on the Company's website.

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 INCORPORATION BY REFERENCE AND ATTACHMENTS

        The SEC allows the Company to "incorporate by reference" into this proxy statement documents attached hereto, meaning that the Company is disclosing important information to you by referring you to another document attached hereto. The information that the Company incorporates by reference is considered to be a part of this proxy statement, and later information that the Company files with the SEC will update and supersede that information. This proxy statement incorporates by reference the documents set forth below which have been previously filed with the SEC and copies of which are attached as Annex H to this proxy statement:

  •
  the Company's Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on March 23, 2010;

  •
  the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2010 filed with the SEC on November 15, 2010; and

  •
  the Columbus Nova Credit Investments Management, LLC Report on Financial Statements for the Years Ended December 31, 2009, 2008 and 2007, included in the Company's proxy statement on Schedule 14A filed with the SEC on May 11, 2010.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
DEERFIELD CAPITAL CORP.

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INDEX TO FINANCIAL STATEMENTS

Deerfield Capital Corp.
Unaudited Pro Forma Condensed Combined Financial Statements
Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months ended September 30, 2010	F-4
Unaudited Pro Forma Condensed Combined Statement of Operations for the Year ended December 31, 2009	F-5
Notes to Unaudited Pro Forma Condensed Combined Financial Information	F-6
Commercial Industrial Finance Corp.
Consolidated Financial Statements as of December 31, 2009 and 2008 (as Restated) and for the Years Ended December 31, 2009, 2008 (as Restated) and 2007 (as Restated)
Independent Auditors' Report	F-15
Consolidated Balance Sheets as of December 31, 2009 and 2008 (as restated)	F-16
Consolidated Statements of Operations for the years ended December 31, 2009, 2008 (as restated) and 2007 (as restated)	F-17
Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 2009, 2008 (as restated) and 2007 (as restated)	F-18
Consolidated Statements of Cash Flows for the years ended December 31, 2009, 2008 (as restated) and 2007 (as restated)	F-19
Notes to Consolidated Financial Statements	F-20
Condensed Consolidated Interim Financial Statements as of September 30, 2010 and December 31, 2009 and for the Nine Months Ended September 30, 2010 and 2009 (Unaudited)
Condensed Consolidated Interim Balance Sheets as of September 30, 2010 and December 31, 2009 (unaudited)	F-47
Condensed Consolidated Interim Statements of Operations for the nine months ended September 30, 2009 and 2008 (unaudited)	F-48
Condensed Consolidated Interim Statement of Changes in Stockholder's Equity for the nine months ended September 30, 2009 and 2008 (unaudited)	F-49
Condensed Consolidated Interim Statements of Cash Flows for the nine months ended September 30, 2009 and 2008 (unaudited)	F-50
Notes to Condensed Consolidated Interim Financial Statements	F-51

DEERFIELD CAPITAL CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

CNCIM TRANSACTION AND ASSOCIATED STRATEGIC TRANSACTIONS

        The following unaudited pro forma condensed combined financial statements give effect to the following transactions (collectively, the "Transactions") (the defined terms have the meaning described in the unaudited condensed consolidated financial statements for the nine months ended September 30, 2010 and notes thereto of the Company included in the Company's Quarterly Report on Form 10-Q) as if they had been completed as of January 1, 2009: (1) the CNCIM Acquisition and issuance of the Acquisition Shares, and the issuance of the Convertible Notes (the "CNCIM Transaction"); (2) the Senior Notes Discharge; (3) the Trust Preferred Exchange; and (4) the DPLC Restructuring. This unaudited pro forma combined financial statements are presented for illustrative purposes only and is not necessarily indicative of the operating results that would have occurred if the CNCIM Transaction had been consummated during the period or as of the dates for which the pro forma data is presented, nor is it necessarily indicative of future operating results of the Company.

        The following unaudited pro forma condensed combined financial statements reflect all pro forma adjustments related to the aforementioned agreements and is based upon the unaudited financial statements of the Company and CNCIM for the nine months ended September 30, 2010 and the audited financial statements of the Company and the audited financial statements of CNCIM and the related notes thereto for the year ended December 31, 2009. The unaudited pro forma amounts have been developed from and should be read in conjunction with (1) the unaudited condensed consolidated financial statements for the nine months ended September 30, 2010 and the notes thereto of the Company included in the Company's Quarterly Report on Form 10-Q, (2) the audited consolidated financial statements for the year ended December 31, 2009 and notes thereto of the Company included in the Company's 2009 Annual Report and (3) the audited consolidated financial statements for the year ended December 31, 2009 and notes thereto of CNCIM which is attached as Annex H-3 to this proxy statement.

        The unaudited pro forma condensed combined financial statements are prepared using the purchase method of accounting, with the Company treated as the acquirer. The Company was determined to be the acquirer for accounting purposes as it gained control of CNCIM, as well as other qualitative factors.

        The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2010 and the year ended December 31, 2009, give effect to the Transactions as if they had occurred on January 1, 2009. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2010 gives effect to the adoption on January 1, 2010 of ASC Topic 810, as amended by ASU 2009-17. ASU 2009-17 provides a new framework for determining whether an entity should be considered a variable interest entity ("VIE") and evaluated for consolidation. Pursuant to this guidance, effective January 1, 2010 the Company and was both required to consolidate CDOs which it had not historically been required to consolidate.

        At the time of the annual meeting of stockholders of the Company held on June 9, 2010, the Company had not completed all of the detailed valuation studies necessary to arrive at the required estimates of the fair market value of the assets to be acquired and the liabilities to be assumed and the related allocations of purchase price in connection with the CNCIM Transaction. The unaudited pro forma condensed combined statements of operations differ from those presented in that proxy statement as they have been updated as a result of the completion of the purchase accounting for the CNCIM Transaction.

        The unaudited pro forma condensed combined financial statements are provided for illustration purposes only and does not purport to represent what the actual combined results of operations or financial position of the Company would have been had the Transactions occurred at the beginning of the period presented or on the date indicated, nor is it necessarily indicative of future operating results or financial position.

        The unaudited pro forma condensed combined financial statements include estimates for potential adjustments for events that are (1) directly attributable to the Transactions; (2) factually supportable and (3) with respect to the statement of operations, expected to have a continuing impact on the combined company's results.

        The pro forma adjustments are described in the accompanying notes. The pro forma adjustments and associated discussions for the nine months ended September 30, 2010 represent the pro forma adjustments from January 1, 2010 to the completion date of the Transactions.

DEERFIELD CAPITAL CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Historical		Pro Forma
	DFR	CNCIM	Recapitalization	Note	Acquisition	Note	Adoption of ASU 2009-17 for CNCIM CLOs	Note	DFR/CNCIM Combined
REVENUES
Net interest income:
Interest income	$118,011	$—	$(449)	3.1	$—		$26,039	3.13	$143,601
Interest expense	28,780	—	1,400	3.2	—		6,328	3.13	33,950
			(2,218)	3.3
			149	3.5
			(489)	3.4

Net interest income	89,231	—	709		—		19,711		109,651
Provision for loan losses	7,582	—	—		—		—		7,582

Net interest income after provision for loan losses	81,649	—	709		—		19,711		102,069
Investment advisory fees	9,056	3,702	—		235	3.11	(3,937)	3.13	9,056

Total net revenues	90,705	3,702	709		235		15,774		111,125

EXPENSES
Compensation and benefits	10,408	902	—		(518)	3.7	—		10,792
Professional services	4,747	122	(103)	3.1	(122)	3.7	412	3.13	5,056
Insurance expense	2,210	—	—		—		—		2,210
Other general and administrative expenses	5,016	231	(75)	3.1	53	3.9	261	3.13	4,726
			(529)	3.1	(231)	3.7
Depreciation and amortization	10,694	54	—		(54)	3.7	—		11,652
					958	3.6
Occupancy	1,294	76	—		(76)	3.7	—		1,294
Management fee	—	1,200	—		(1,200)	3.7	—		—
Impairment of intangible assets	2,566	—	—		—		—		2,566

Total expenses	36,935	2,585	(707)		(1,190)		673		38,296

OTHER INCOME (EXPENSE) AND GAIN (LOSS)
Net gain (loss) on investments, loans, derivatives and liabilities	(73,685)	—	(302)	3.1	—		(28,288)	3.13	(102,275)
Strategic transactions expenses	(4,022)	—	—		4,022	3.8	—		—
Net gain on the discharge of the Senior Notes	17,418	—	(17,418)	3.3	—		—		—
Other, net	290	—	(32)	3.4	—		—		258

Net other income (expense) and gain (loss)	(59,999)	—	(17,752)		4,022		(28,288)		(102,017)

Income (loss) before income tax expense (benefit)	(6,229)	1,117	(16,336)		5,447		(13,187)		(29,188)
Income tax expense (benefit)	1,701	—	(1,313)	3.10	—	3.10	—		388

Net income (loss)	(7,930)	1,117	(15,023)		5,447		(13,187)		(29,576)
Net loss attributable to noncontrolling interest and Consolidated Investment Products	17,631	—	622	3.1	—		13,187		31,440

Net income (loss) attributable to Deerfield Capital Corp.	$9,701	$1,117	$(14,401)		$5,447		$—		$1,864

Net income attributable to Deerfield Capital Corp. per share—
Basic	$1.12								$0.16
Diluted	$1.11								$0.16
Weighted-average number of shares outstanding—
Basic	8,698,602				2,647,352	3.12			11,345,954
Diluted	8,740,244				2,658,586	3.12			11,398,830

See notes to the unaudited pro forma condensed combined financial statements.

DEERFIELD CAPITAL CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Historical		Pro Forma
	DFR	CNCIM	Recapitalization	Note	Acquisition	Note	DFR/CNCIM Combined
REVENUES
Net interest income:
Interest income	$48,849	$65	$(492)	3.1	$—		$48,422
Interest expense	19,959	—	3,112	3.2	—		15,262
			(5,009)	3.3
			341	3.5
			(3,141)	3.4

Net interest income	28,890	65	4,205		—		33,160
Provision for loan losses	20,114	—	—		—		20,114

Net interest income after provision for loan losses	8,776	65	4,205		—		13,046
Investment advisory fees	17,880	7,741	(426)	3.1	905	3.11	26,100

Total net revenues	26,656	7,806	3,779		905		39,146

EXPENSES
Compensation and benefits	12,144	3,830	—		(2,907)	3.7	13,067
Professional services	3,018	19	(143)	3.1	(19)	3.7	2,875
Insurance expense	3,089	—	—		—		3,089
Other general and administrative expenses	7,627	487	(3,418)	3.1	97	3.9	4,306
					(487)	3.7
Depreciation and amortization	7,904	151	—		(151)	3.7	10,195
					2,291	3.6
Occupancy	2,402	186	—		(186)	3.7	2,402
Management fee	972	1,990	(972)	3.1	(1,990)	3.7	—
Cost savings initiative	236	—	—		—		236
Impairment of intangible assets	1,828	—	—		—		1,828

Total expenses	39,220	6,663	(4,533)		(3,352)		37,998

OTHER INCOME (EXPENSE) AND GAIN (LOSS)
Net gain (loss) on investments, loans, derivatives and liabilities	47,633	—	(1,347)	3.1	—		46,286
Other, net	(287)	—	(82)	3.1	—		(499)
			(130)	3.4
Net gain on the deconsolidation of Market Square CLO	29,551	—	—		—		29,551

Net other income (expense) and gain (loss)	76,897	—	(1,559)		—		75,338

Income (loss) before income tax expense (benefit)	64,333	1,143	6,753		4,257		76,486
Income tax expense (benefit)	29	—	567	3.10	3,863	3.10	4,459

Net income (loss)	64,304	1,143	6,186		394		72,027
Net loss attributable to noncontrolling interest	2,594	—	(2,594)	3.1	—		—

Net income (loss) attributable to Deerfield Capital Corp.	$66,898	$1,143	$3,592		$394		$72,027

Net income attributable to Deerfield Capital Corp. per share—
Basic	$9.89						$6.37
Diluted	$9.89						$4.79
Weighted-average number of shares outstanding—
Basic	6,763,088				4,545,455	3.12	11,308,543
Diluted	6,763,088				8,684,939	3.12	15,448,027

See notes to the unaudited pro forma condensed combined financial statements.

DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1—Basis of Presentation

        The unaudited pro forma condensed combined statements of operations give effect to the Transactions as if they had been completed on January 1, 2009. A condensed combined balance sheet has not been presented as the unaudited condensed consolidated balance sheet of the Company presented in its Quarterly Report filed with the SEC on November 15, 2010 includes the completion of these Transactions. The CNCIM Transaction is accounted for as a purchase business combination, with the Company treated as the legal and accounting acquirer. In addition, the Company entered into (1) the Convertible Notes Agreement with Bounty; (2) the Senior Notes Discharge Agreement with the holders of the Series A Notes and Series B Notes; (3) the Exchange Agreement with the holders of the Trust Preferred Securities; and (4) a Termination Agreement with respect to the DPLC Restructuring collectively referred to as the "Recapitalization". The statements of operations for the nine months ended September 30, 2010 gives effect to the retroactive adoption to January 1, 2010 of ASU 2009-17 for the four CNCIM CLOs which the Company was required to consolidate effective on June 9, 2010 (the "CNCIM Closing Date"). ASU 2009-17 became effective January 1, 2010 and as retroactive adoption of ASU 2009-17 for periods prior to the effective date was not permitted, this pro forma adjustment was not made to the condensed combined statement of operations for the year ended December 31, 2009.

        The unaudited pro forma combined financial data is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have occurred if the Transactions had been consummated as of the beginning of the periods for which the pro forma data is presented, nor is it necessarily indicative of future operating results of the Company.

        As of December 31, 2009, the Company had NOLs of approximately $209.0 million and NCLs of approximately $422.8 million. The Transactions resulted in an Ownership Change as defined in Sections 382 and 383 of the Code. Consequently, the Company's ability to use its NOLs and NCLs to reduce its taxable income in future years is generally limited to an annual amount currently estimated at $1.2 million.

        In preparation of these unaudited pro forma condensed combined financial statements, management evaluated whether there are any differences in the accounting principles of the Company and CNCIM. As a result of this evaluation, management has concluded that there are no significant differences in the accounting policies of the Company and CNCIM.

DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

Note 2—Purchase Price of CNCIM

        Calculation of the purchase consideration is as follows:

	(In thousands, except share and per share information)
Shares issued	4,545,455
Multiplied by CNCIM Closing Date share price	$4.50	(1)

Value of shares	$20,455
Fair value of deferred payments to the seller	5,962
Less: excess of par value over estimated fair value of the Convertible Notes	(1,623	)(2)

Total purchase consideration	$24,794

(1)
Represents the closing price of the Company's Common Stock on the CNCIM Closing Date.

(2)
Represents a reduction of the purchase consideration because the par value of the Convertible Notes of $25.0 million exceeded the fair value of the Convertible Notes of $23.4 million as of the CNCIM Closing Date. As the CNCIM Transaction and the issuance of the Convertible Notes are considered linked transactions, the Convertible Notes are initially recorded at their fair value as of the date of issuance with the difference between fair value and par allocated to the purchase consideration.

        The following is a summary of the recognized amounts of assets acquired and liabilities assumed as a result of the CNCIM Transaction:

(In thousands)
Cash	$2,470
Investment advisory fee receivables	868
Equipment and improvements	148
Other receivables	139
Accrued and other liabilities	(306)
Identifiable intangible assets	11,065
Excess of purchase consideration over identifiable net assets acquired—goodwill	10,410

$24,794

        See Note 3.6 for a discussion of the methods used to determine the fair value of CNCIM's identifiable intangible assets.

Note 3—Pro Forma Adjustments

3.1
To reflect the Termination Agreement with respect to the DPLC Restructuring, which was negotiated in contemplation of the Acquisition and is part of the Recapitalization. Pursuant to the Termination Agreement, the Company received an amount equal to its entire capital account balance, after certain adjustments for unamortized organizational costs, as outlined in the Termination Agreement, and cancelled warrants to purchase three million shares of Common Stock, which is all of the warrants previously issued to the Pegasus Parties. In connection with the DPLC Restructuring, the Company granted fully vested warrants to purchase an aggregate of

DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

  250,000 shares of its Common Stock at an exercise price of $4.25 per share resulting in a $0.5 million in other general and administrative expenses and an increase in additional paid-in capital. This charge is eliminated from the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2010 because it is non-recurring.

  The following summarizes the impact of the elimination and deconsolidation of the DPLC Restructuring on the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2010:

	Debit	Credit
Interest income	$449	$—
Professional services	—	103
Other general and administrative expenses	—	604
Net gain (loss) on investment, loans, derivatives and liabilities	302	—
Net gain attributable to noncontrolling interest	—	622

	$751	$1,329

  The following summarizes the impact of the elimination and deconsolidation of the DPLC Restructuring on the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2009:

	Debit	Credit
Interest income	$492	$—
Investment advisory fees	426	—
Professional services	—	143
Other general and administrative expenses	—	3,418
Management fee	—	972
Net gain on investments at fair value	1,347	—
Other, net	82	—
Net loss attributable to noncontrolling interest	2,594	—

	$4,941	$4,533

3.2
To reflect the issuance of Convertible Notes with a seven and one-half year maturity, which are convertible into shares of Common Stock of the Company at an initial conversion price of $6.05. The Company evaluated the terms and conditions of the conversion feature contained in the Convertible Notes, and certain of the anti-dilution provisions of the conversion feature cause it to be deemed an embedded derivative instrument. These antidilution provisions prevent the conversion feature from qualifying as being indexed to the Company's Common Stock. The Convertible Notes are recorded as two components: (i) the embedded derivative initially recorded on the Closing Date as a $6.9 million derivative liability and, (ii) long-term debt initially recorded on the Closing Date at $16.5 million. At each subsequent balance sheet date, the embedded derivative is marked to fair value with the change in fair value being recorded in the statement of operations as net gain (loss) on investments, loans, derivatives and liabilities. The condensed consolidated statements of operations of the Company for nine months ended September 30, 2010, includes $7.0 million in net losses on the embedded derivative within net gain (loss) on investments, loans, derivatives and liabilities. Pro forma adjustments have not been made to the

DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

  combined statements of operations for the nine months ended September 30, 2010 and the year ended December 31, 2009 related to changes in fair value of the embedded derivative because calculation of the changes in fair value of the embedded derivative during the periods prior to issuance is impractical.

  The difference between the $16.5 million Closing Date fair value of the component of the Convertible Notes recorded as long-term debt and the $25.0 million principal amount of the Convertible Notes will be accreted to earnings using the effective yield method of recognizing interest expense Adjustments of $0.3 million for the nine months ended September 30, 2010 and $0.6 million for the year ended December 31, 2009 have been reflected in interest expense in the unaudited pro forma condensed combined statement of operations to reflect the pro forma adjustments for accretion. The $1.6 million difference between the $25.0 million principal amount of the Convertible Notes and the $23.4 million Closing Date total fair value associated with the Convertible Notes was treated as a reduction of purchase consideration in conjunction with the CNCIM Transaction. Debt issuance costs of $0.5 million are amortized over the life of the debt resulting in adjustments of additional interest expense of $29,000 for the nine months ended September 30, 2010 and $70,000 for the year ended December 31, 2009.

3.3
To reflect the extinguishment of the Company's Senior Notes pursuant to the Senior Notes Discharge Agreement. The Company discharged all of the approximately $48.8 million in aggregate principal amount of Series A Notes then outstanding for approximately 64.1% of the principal amount thereof plus accrued interest, and all of the approximately $25.1 million in aggregate principal amount of the Series B Notes then outstanding for approximately 94.5% of the principal amount thereof plus accrued interest, or an aggregate discount of approximately 25.6% from the face amount of the Senior Notes plus accrued interest. This resulted in a net gain of $17.4 million, after eliminating the unamortized discount on the notes and prepaid debt issuance costs. This net gain has been eliminated from the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2010 because it is non-recurring and deemed to have taken place prior to the periods presented for pro forma purposes.

3.4
To reflect the exchange of $95.0 million of trust preferred securities for $95.0 million of junior subordinated notes. As a result of the exchange, $2.9 million of the $3.7 million of common securities, and a corresponding $2.9 million of debt issued to the Company under the applicable trust agreements were cancelled. An aggregate of $25.0 million in principal amount of trust preferred securities was not exchanged as part of the Transactions. The related interest expense was calculated using the 1% per annum fixed rate pursuant to the new indenture. Debt issuance costs of $1.0 million are amortized on a straight line basis over the life of the debt resulting in additional interest expense of $9,000 for the nine months ended September 30, 2010 and $35,000 for the year ended December 31, 2009.

DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

  The pro forma adjustments for the nine months ended September 30, 2010 were calculated as follows:

	Trust Preferred Securities	Junior Subordinated Notes	Remaining Trust Preferred Securities	Pro Forma Adjustments
	(Dollars in thousands)
Long term debt	$(123,717)	$95,000	$25,775	$(2,942)
Interest rate	3.71%	1.00%	2.42%
Days outstanding	365/360	365/360	365/360
Interest expense	$(790)	$238	$156	$(397)
Amortization expense(1)	$(135)	$9	$34	$(92)
Dividend income(2)	$(37)	$—	$5	$(32)

(1)
Amortization expense is included in interest expense in the unaudited pro forma condensed combined statement of operations.

(2)
Represents the elimination of interest expense on the Company's ownership of the trust preferred securities.

  The pro forma adjustments for the year ended December 31, 2009 were calculated as follows:

	Trust Preferred Securities	Junior Subordinated Notes	Remaining Trust Preferred Securities	Pro Forma Adjustments
	(Dollars in thousands)
Long term debt	$(123,717)	$95,000	$25,775	$(2,942)
Interest rate	3.77%	1.00%	4.24%
Days outstanding	365/360	365/360	365/360
Interest expense	$(4,725)	$963	$1,109	$(2,653)
Amortization expense(1)	$(660)	$35	$137	$(488)
Dividend income(2)	$(163)	$—	$33	$(130)

(1)
Amortization expense is included in interest expense in the unaudited pro forma condensed combined statement of operations.

(2)
Represents the elimination of interest expense on the Company's ownership of the trust preferred securities.
3.5
To reflect the acquisition of CNCIM through the issuance of 4,545,455 shares of Common Stock and the $6.0 million fair value of the deferred payments totaling $7.5 million of cash to be paid in five equal annual installments of $1.5 million, with the first payment made six months after the CNCIM Closing Date. The issuance and registration costs of the Common Stock are reflected as a reduction to additional paid-in capital. The $1.5 million discount on the deferred purchase price is amortized to par over life of the payments using the effective interest method resulting in additional interest expense of $149,000 for the nine months ended September 30, 2010 and $341,000 for the year ended December 31, 2009.

DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

3.6
To reflect the estimated value of CNCIM's intangible assets at the CNCIM Closing Date. The allocations are as follows:

	Closing Date Estimated Fair Value	Closing Date Estimated Average Remaining Useful Life	Additional Amortization Expense for the nine months ended September 30, 2010	Amortization Expense for the year ended December 31, 2009
	(In thousands)	(In years)	(In thousands)	(In thousands)
Intangible asset class:
Investment management contracts	$10,900	8.35	$950	$2,258
Non-compete agreements	165	4.67	8	33

	$11,065		$958	$2,291

  The fair value of the intangible assets related to the CNCIM CLO investment management contracts were determined utilizing an excess earnings approach based on the expected cash flows from the CLOs. The intangible assets related to the management contracts are amortized based on a ratio of expected discounted cash flows from the contracts over the expected remaining term of the contracts. The fair value of the intangible assets associated with the non-compete agreements was determined using a lost cash flows analysis and are amortized straight-line over the term of the agreements. The pro forma adjustments to depreciation and amortization expense are outlined in the above table.

3.7
To reflect the elimination of all non-employee expenses of CNCIM. Additionally, this adjustment reflects the termination of nearly all CNCIM employees on or around April 30, 2010 as a result of entering into termination agreements with all employees except two that were retained at CNCIM as part of the Acquisition, as well as the services agreement entered into between the Company and CNCIM, effective March 22, 2010.

3.8
The Transactions resulted in $4.0 million of expenses which were included in the Company's condensed consolidated statement of operations for the nine months ended September 30, 2010. This adjustment represents the elimination of these expenses as they are non-recurring and deemed to have to have been incurred prior to the periods presented for pro forma purposes.

3.9
To reflect the expense associated with a net increase of two directors to the Board, resulting from Bounty's right to appoint three new directors, one of which will be independent, and the resignation of one existing director. Additionally, in connection with the Termination Agreement, two directors have resigned from the board of DCM. The net expense of the above actions is reflected in this adjustment.

3.10
To reflect the estimated resulting income tax provision as a result of an Ownership Change as defined in Sections 382 and 383 of the Code and the corresponding limitations on the annual amounts of NOLs and NCLs available to reduce taxable income. The Company previously had significant NOLs and NCLs that were available to offset taxable income. The pro forma income tax provision is based on the estimated income tax expense of the Company combined (which takes into account all pro forma adjustments), which is based on an estimated tax rate of 35% for the periods presented.

DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

3.11
To reflect the impact of reinstating the subordinated management fee for CNCIM CLO 2007-II, which was temporarily waived by CNCIM during the periods presented. There are no provisions requiring the Company to waive this fee subsequent to the CNCIM Transaction.

3.12
The below table summarizes both the adjustments to the weighted-average number of shares outstanding and the effect on the Company's earnings per share calculation as a result of issuing the Common Stock and the dilutive impact of the grant of warrants and issuance of Convertible Notes:

	Nine months ended September 30, 2010	Year ended December 31, 2009
	(In thousands, except share and per share data)
Computation of pro forma combined net income attributable to Deerfield Capital Corp per share—basic:
Pro forma combined net income (loss) attributable to Deerfield Capital Corp.	$1,864	$72,027

Calculation of pro forma combined weighted-average number of shares outstanding—basic:
DFR historical weighted-average number of shares outstanding—basic	8,698,602	6,763,088
Issuance of common stock	2,647,352	4,545,455

Weighted-average number of shares outstanding used in basic computation	11,345,954	11,308,543

Pro forma combined net income attributable to Deerfield Capital Corp. per share—basic	$0.16	$6.37

Computation of pro forma combined net income attributable to Deerfield Capital Corp per share—diluted:
Pro forma combined net income (loss) attributable to Deerfield Capital Corp.	$1,864	$72,027
Add back of interest expense on convertible debt(1)	—	2,023

Pro forma combined net income (loss) attributable to Deerfield Capital Corp. after add backs	$1,864	$74,050

DEERFIELD CAPITAL CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Continued)

	Nine months ended September 30, 2010	Year ended December 31, 2009
	(In thousands, except share and per share data)
Calculation of pro forma combined weighted-average number of shares outstanding—diluted:
DFR historical weighted-average number of shares outstanding—diluted	8,740,244	6,763,088
Issuance of common stock	2,647,352	4,545,455
Dilutive impact from issuance of new warrants	11,235	7,253
Dilutive impact of conversion shares(1)	—	4,132,231

Weighted-average number of shares outstanding used in diluted computation	11,398,830	15,448,027

Pro forma combined net income attributable to Deerfield Capital Corp. per share—diluted	$0.16	$4.79

(1)
The effect of the conversion shares for the nine months ended September 30, 2010 was anti-dilutive and therefore excluded from the calculation of diluted earnings per share.

  In addition, in connection with the Termination Agreement, the Company agreed to cancel three million unvested warrants that had not been included in diluted net income per share because the issuance of the warrants was contingent and the contingency had not yet been resolved.

3.13
The statements of operations for the nine months ended September 30, 2010 give effect to the retroactive adoption to January 1, 2010 of ASU 2009-17 for the four CNCIM CLOs which the Company was required to consolidate effective on the CNCIM Closing Date. ASU 2009-17 became effective January 1, 2010 and as retroactive adoption of ASU 2009-17 for periods prior to the effective date was not permitted, this pro forma adjustment was not made to the condensed combined statement of operations for the year ended December 31, 2009.

COMMERCIAL INDUSTRIAL FINANCE CORP.

Page
INDEPENDENT AUDITORS' REPORT	F-15
CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 (AS RESTATED) and 2007 (AS RESTATED):
Consolidated Balance Sheets	F-16
Consolidated Statements of Operations	F-17
Consolidated Statements of Changes in Stockholders' Equity	F-18
Consolidated Statements of Cash Flows	F-19
Notes to Consolidated Financial Statements	F-20

INDEPENDENT AUDITORS' REPORT

To the Audit Committee and the Stockholders of Commercial Industrial Finance Corporation:

        We have audited the accompanying consolidated balance sheets of Commercial Industrial Finance Corp. including its subsidiaries and consolidated sponsored fund (collectively referred to as the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, cash flows and stockholders' equity for each of the three years in the period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

        As discussed in Note 23 the accompanying 2008 and 2007 consolidated financial statements have been restated.

/s/ Deloitte & Touche LLP

New York, New York

June 30, 2010 (February 11, 2011 as to the effects of subsequent events disclosed in Note 22 and the restatement as disclosed in Note 23)

COMMERCIAL INDUSTRIAL FINANCE CORP.

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED)

	December 31,
	2009	2008
		(Restated)
	(in thousands, except share amounts)
ASSETS:
Cash and cash equivalents	$2,616	$28,578
Restricted cash in consolidated sponsored fund	20,604	18,321
Deposits	352	447
Receivables:
Accrued interest on loans in consolidated sponsored fund	1,811	2,058
Collateral management fee receivable	3,318	2,701
Accrued interest from investment in Class D Notes	—	82
Tax refund due	41	189
Other receivable	157	323
Loans in consolidated sponsored fund (net of allowance for loan losses of $13,479 and $14,367, respectively)	546,420	561,597
Investments in sponsored funds	—	21,403
Investment in Class D Notes	—	2,588
Furniture, equipment and leasehold improvements (net of accumulated depreciation and amortization of $970 and $738, respectively)	680	1,297
Deferred tax asset	15,543	21,097
Deferred debt issuance costs, net	—	543
Prepaid interest expense in consolidated sponsored fund	3,499	2,659
Other assets	547	732
Due from brokers	7,669	—

Total Assets	$603,257	$664,615

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Due to senior note holders of consolidated sponsored fund	$530,000	$530,000
Due to Class B Note holders and Income Note holders of consolidated sponsored fund	53,212	48,000
Interest accrued on financing of consolidated sponsored fund	153	699
Borrowings	—	18,000
Compensation payable	1,467	4,363
Guarantee fee and interest payable	—	298
Accounts payable and other accrued expenses	391	1,577
Deferred compensation	1,621	1,567
Due to brokers	6,566	2,113

Total Liabilities	$593,410	$606,617

COMMITMENTS: (Note 13)
STOCKHOLDERS' EQUITY:
Preferred shares—Series A ($1 par value) 59,400,000 shares authorized, 57,507,516 shares issued and outstanding as of December 31, 2008	$—	$57,508
Preferred shares—Series A-1 ($100 par value) 415,000 shares authorized, 404,000 shares issued and outstanding as of December 31, 2008	—	40,400
Common shares ($0.001 par value as of December 31, 2009, $1 par value as of December 31, 2008) 100 shares authorized, 1 share issued and outstanding as of December 31, 2009 1,806,179 shares authorized, 774,864 shares issued and outstanding as of December 31, 2008	—	775
Additional paid-in-capital	52,787	42
Treasury stock	—	(400)
Notes receivable from stockholders	(950)	(1,091)
Accumulated other comprehensive loss	—	(1,090)
Retained deficit	(41,990)	(38,146)

Total Stockholders' Equity	$9,847	$57,998

Total Liabilities and Stockholders' Equity	$603,257	$664,615

The notes to consolidated financial statements are an integral part of these consolidated financial statements.

COMMERCIAL INDUSTRIAL FINANCE CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

	Year ended December 31,
	2009	2008	2007
		(Restated)	(Restated)
	(in thousands)
REVENUES:
Consolidated sponsored fund & warehouse:
Interest income	$26,034	$37,887	$101,192
Interest expense	(15,705)	(29,425)	(72,117)

Net interest income from consolidated sponsored fund & warehouse	$10,329	$8,462	$29,075
Provision for loan losses in consolidated sponsored fund	$(12,419)	$(14,367)	$—
Net realized gain/(loss) on sales of loans in warehouse subsidiary	—	—	(125)
Net realized gain/(loss) on sales of loans in consolidated sponsored fund	(3,915)	(1,158)	308
Discount on Income Notes in consolidated sponsored fund	7,980	—	—
Loss on termination of consolidated warehouse facilities	—	(3,972)	—
Collateral management fees	18,667	19,073	14,042
Provision for loan losses in consolidated warehouse facilities	—	—	(44,619)
Income from investments in sponsored funds	3,897	4,060	3,507
Interest on Class D Notes	309	460	256
Unrealized gains/(losses) on investment in sponsored funds	—	768	(5,553)
Net realized loss on transfer of investments in sponsored funds	(6,430)	—	—
Loss on transfer of Class D Notes	(1,009)	—	—
Advisory fee	—	1,440	—
Loss on securitization	—	—	(15,328)
Other income	281	1,328	1,342

Total Revenues	$17,690	$16,094	$(17,095)

EXPENSES:
Compensation and benefits	$9,568	$15,230	$14,405
Professional fees	2,220	2,229	1,314
Travel and entertainment	128	267	141
Occupancy	606	525	412
Subscriptions	301	422	353
Technology and communications	204	213	356
Depreciation and amortization	882	473	229
Guarantee fee and interest on promissory note payable	—	1,704	4,167
Interest on borrowings	333	1,218	422
Interest on repurchase agreement	—	—	275
Other operating expenses	607	1,555	1,497

Total Expenses	$14,849	$23,836	$23,571

INCOME/(LOSS) BEFORE INCOME TAX EXPENSE	$2,841	$(7,742)	$(40,666)
INCOME TAX (EXPENSE)/BENEFIT	(4,631)	2,848	17,777

LOSS FROM CONTINUING OPERATIONS	$(1,790)	$(4,894)	$(22,889)

DISCONTINUED OPERATIONS
Loss from operations of discontinued subsidiary	$(2,572)	$(5,093)	$(5,447)
Income tax (expense)/benefit	518	(331)	(249)

LOSS ON DISCONTINUED OPERATIONS	$(2,054)	$(5,424)	$(5,696)

NET LOSS	$(3,844)	$(10,318)	$(28,585)

The notes to consolidated financial statements are an integral part of these consolidated financial statements.

COMMERCIAL INDUSTRIAL FINANCE CORP.
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

	Series A Preferred Shares		Series A-1 Preferred Shares		Common Shares		Additional Paid in Capital	Treasury Stock	Notes Receivable from Stockholders	Accumulated Other Comprehensive Loss	Retained Earnings / (Deficit)	Total Stockholders' Equity
(in thousands, except share amounts)	Shares	Par Value	Shares	Par Value	Shares	Par Value
BALANCE—January 1, 2007	25,223,000	$25,223	—	$—	752,550	$753	$—	$—	$(420)	$—	$757	$26,313

Net loss										—	(28,585)	(28,585)
Other comprehensive loss, net of tax
Unrealized loss on Class D Notes										(367)		(367)

Total comprehensive loss												(28,952)
Issuance of shares	32,284,516	32,285			21,314	21	289					32,595
Notes receivable from stockholders									(1,444)			(1,444)
Repayment of notes issued to stockholders									84			84

BALANCE—December 31, 2007	57,507,516	$57,508	—	$—	773,864	$774	$289	$—	$(1,780)	$(367)	$(27,828)	$28,596

Net loss											(10,318)	(10,318)
Other comprehensive loss, net of tax
Unrealized loss on Class D Notes										(723)		(723)

Total comprehensive loss												(11,041)
Issuance of shares			404,000	40,400	1,000	1	(247)	(400)				39,754
Repayment of notes issued to stockholders									689			689

BALANCE—December 31, 2008	57,507,516	$57,508	404,000	$40,400	774,864	$775	$42	$(400)	$(1,091)	$(1,090)	$(38,146)	$57,998

Net loss											(3,844)	(3,844)
Other comprehensive loss, net of tax
Unrealized loss on Class D Notes										1,022		1,022
Reclassification of deferred tax asset to OCI										(941)		(941)

Total comprehensive loss												(3,763)
Distribution: Series A-1 Preferred Shares				(9,001)								(9,001)
Distribution: CIFC Parent Holdings, LLC				(6,000)								(6,000)
Cancellation of treasury stock	(381,704)	(382)			(4,816)	(5)	(13)	400				—
Reversal of other comprehensive loss on Reorganization										1,009		1,009
Repayment of notes issued to stockholders									141			141
Dividend in kind on Reorganization		(15,561)		(14,766)		(210)						(30,537)
Amendment to certificate of incorporation	(57,125,812)	(41,565)	(404,000)	(10,633)	(770,047)	(560)	52,758					—

BALANCE—December 31, 2009	—	$—	—	$—	1	$—	$52,787	$—	$(950)	$—	$(41,990)	$9,847

The notes to consolidated financial statements are an integral part of these consolidated financial statements.

COMMERCIAL INDUSTRIAL FINANCE CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 (AS RESTATED), AND 2007 (AS RESTATED)

	Year Ended December 31,
	2009	2008	2007
		(Restated)	(Restated)
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,844)	$(10,318)	$(28,585)
Adjustments to reconcile net loss to net cash provided by/(used in) operating activities
Depreciation and amortization, including amortization of deferred debt issuance costs	882	550	289
Write-off of fixed assets on discontinued operations	277	—	—
Accretion on Income Notes in consolidated sponsored fund	68	—	—
Non-cash loss on securitization	—	—	9,533
(Increase)/decrease in deferred tax asset	5,555	(3,001)	(16,415)
Tax impact on deferred tax asset of transferred investment in Class D Notes	(942)	—	—
(Increase)/decrease in valuation allowance on loans held in consolidated sponsored fund	12,419	14,367	—
Realized (gain)/loss on loans in consolidated sponsored fund	3,915	1,158	125
Realized (gain)/loss on loans in consolidated warehouse subsidiary	—	—	(308)
Increase/(decrease) in valuation allowance on warehouse loans	—	(44,619)	44,619
Net realized loss on transfer of investment in sponsored funds	6,430	—	—
Unrealized (gain)/loss on investment in sponsored funds	—	(768)	5,553
Cash distributions in excess of accrual	1,200	3,790	(190)
Loss on transfer of Class D Notes	1,009	—	—
Discount on Income Notes in consolidated sponsored fund	(7,980)	—	—
(Increase)/decrease in assets:
Purchase of loans in consolidated sponsored fund	(87,229)	(116,972)	(576,319)
Sale of loans in consolidated sponsored fund	86,072	94,366	22,111
Purchase of loans in consolidated warehouse facilities	—	—	(2,776,875)
Proceeds from sale of loans in consolidated warehouse facilities	—	825,893	2,707,374
Accrued interest on loans in consolidated sponsored fund	248	6,159	(4,662)
Accrued income on investment in Class D Notes	53	147	(229)
Collateral management fee receivable	(618)	1,200	(1,818)
Tax refund receivable	148	1,120	(1,309)
Other assets	(392)	(1,614)	(1,684)
Due from brokers	(7,669)	—	—
Increase/(decrease) in liabilities:
Interest accrued on financing of consolidated sponsored fund	(547)	(18,632)	12,601
Interest accrued on financing of consolidated warehouse subsidiary	—	—	(507)
Guarantee fee and interest payable	(298)	(3,627)	3,459
Compensation payable	(2,896)	(67)	2,088
Accounts payable and accrued expenses	(1,186)	(808)	1,033
Deferred compensation	54	257	640
Income taxes payable	—	—	(521)
Due to brokers	4,453	(5,668)	7,780

Net cash provided by/(used in) operating activities	$9,182	$742,913	$(592,217)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of furniture, equipment and leasehold improvements	$—	$(151)	$(1,193)
Other investments	—	(8)	(94)
Investments in sponsored funds	—	(1,674)	(21,345)
(Increase)/decrease in restricted cash	—	36,828	(36,828)
(Increase)/decrease in restricted cash in consolidated sponsored fund	(2,284)	36,859	(55,179)
(Increase)/decrease in restricted cash in warehouse subsidiary	—	23,681	(17,073)
Investment in Class D Notes	—	—	(5,250)

Net cash (used in)/provided by investing activities	$(2,284)	$95,535	$(136,962)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from financing of loans in consolidated sponsored fund	$—	$—	$578,000
Repayment of financing of loans in consolidated warehouse facilities	—	(836,144)	79,627
Distributions from warehouse facilities securitized in prior year	—	46	—
Net proceeds from issuance of preferred shares	—	40,133	32,147
Proceeds from issuance of common shares	—	21	448
Purchase of treasury stock	—	(400)	—
Proceeds from (repayment of) promissory notes	—	(30,000)	30,000
Dividends	(15,001)	—	—
Net proceeds from (repayment of) borrowings	(18,000)	—	17,259
(Issuance)/repayment of notes issued to stockholders	141	689	(1,360)

Net cash (used in)/provided by financing activities	$(32,860)	$(825,655)	$736,121
NET (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS	$(25,962)	$12,793	$6,942
CASH AND CASH EQUIVALENTS—BEGINNING OF YEAR	28,578	15,785	8,843

CASH AND CASH EQUIVALENTS—END OF YEAR	$2,616	$28,578	$15,785

SUPPLEMENTAL CASH INFORMATION:
Interest paid	$17,424	$33,142	$53,237
Taxes paid	155	102	1,294
SUPPLEMENTAL NON-CASH INFORMATION:
Transfer of investments in sponsored funds and Class D Notes to CIFC Parent Holdings LLC	$30,536
Tax impact of transferred investment in Class D Notes to CIFC Parent Holdings LLC	942
Initial recognition of Income Notes in consolidated sponsored fund at fair value	5,144
Reclassification to additional paid-in-capital on amendment to certificate of incorporation	52,759

The notes to consolidated financial statements are an integral part of these consolidated financial statements.

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

1. BUSINESS, ORGANIZATION AND OPERATIONS

        Commercial Industrial Finance Corp. ("CIFC") is a Delaware corporation established in November 2005 and is a specialized credit asset manager. CIFC sources senior secured corporate loans and equivalent exposures from banks on a wholesale, non-competitive basis in primary and secondary markets. CIFC has constructed, securitized and currently manages portfolios of senior secured corporate loans for institutional investors. CIFC has generally purchased as a principal at least 10% of the residual tranche in each portfolio it creates and manages.

        As part of this activity, CIFC currently acts as collateral manager for seven Collateralized Loan Obligations ("CLOs"). Such CLOs are also referred to as the sponsored funds in the consolidated financial statements and these notes to the consolidated financial statements. As collateral manager, CIFC purchases assignments in syndications, club loans and bilateral arrangements, as well as second lien tranches, and revolving credit and delayed draw facilities. CIFC is registered with the U.S. Securities and Exchange Commission as an Investment Adviser under the Investment Advisers Act of 1940, as amended.

        CIFC had a wholly-owned subsidiary, CIFC International, Ltd. ("UK Sub"). The UK Sub was an entity incorporated in the United Kingdom to provide credit advisory services relating to European and other non-U.S. loans. The subsidiary's functional currency was the United States Dollar. In March 2009, CIFC elected to discontinue the operations of the UK Sub. All revenue and expense items related to the UK Sub have been reclassified to Discontinued Operations in the consolidated statements of operations for the years ended December 31, 2009, 2008 and 2007. See Note 16, Discontinued Operations.

        CIFC Warehouse Corp., LLC, a Delaware limited liability company, was established in 2007 for the sole purpose of holding restricted cash in connection with the first loss exposure on outstanding warehouse facilities. As of December 31, 2009 and 2008, there were no outstanding warehouse facilities, and as such there were no restricted cash balances held by CIFC Warehouse Corp., LLC.

        In addition, the consolidated financial statements include the accounts of a variable interest entity ("VIE") where CIFC was deemed to be the primary beneficiary, referred to as the consolidated sponsored fund. The consolidated sponsored fund has three tranches of debt: the Class A Notes, the Class B Notes and the Class C Notes ("Income Notes"). CIFC, its wholly owned subsidiaries and the consolidated sponsored fund are collectively referred to as the "Company." For further information, see Note 2, Summary of Significant Accounting Policies, Consolidation and Transactions Involving Special Purpose Vehicles.

        In 2009, the Board of Directors of the Company (the "Board") determined that the use of a holding company structure for the CIFC business would provide CIFC with a more flexible and efficient structure in which to operate and pursue strategic initiatives. The Board determined that the use of a limited liability company, rather than a corporation, as the holding company would further enhance the flexibility and efficiency of the holding company structure. In December 2009, such reorganization of CIFC (the "Reorganization") was effected and the following actions were taken:

  •
  CIFC formed a wholly-owned subsidiary, CIFC Parent Holdings LLC ("CIFC Parent"), a Delaware limited liability company.

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

  •
  CIFC Parent formed a wholly-owned subsidiary, CIFC Merger Sub Inc., a Delaware corporation.

  •
  CIFC merged with CIFC Merger Sub, Inc., with CIFC continuing as the surviving entity. As a result, CIFC became a wholly-owned subsidiary of CIFC Parent, and CIFC Parent became the holding company for the CIFC business.

        On December 1, 2009, the effective time of the Reorganization, shareholders of CIFC became owners of units in CIFC Parent. CIFC's existing stockholders agreement and stock purchase agreements were terminated, and the owners of units in CIFC Parent became bound by the terms and provisions of the CIFC Parent Limited Liability Company Agreement.

        In conjunction with the Reorganization, certain assets owned by CIFC were transferred to CIFC Parent on December 1, 2009 as a dividend in kind. Such assets were comprised of CIFC's investments in the residual tranches of its sponsored funds and CIFC's investment in the Class D Notes of one of its sponsored funds. The transfer was accounted for at fair market value for financial reporting purposes and resulted in a loss on the transfer of the Class D Notes of $1.0 million, reflected on the consolidated statements of operations as Loss on transfer of Class D Notes. The investments in the residual tranches of its sponsored funds are reported at fair market value, and the net loss on trading securities reported in 2009 was $6.4 million, reflected on the consolidated statements of operations as Net realized loss on transfer of investments in sponsored funds (see Note 3, Investments in Sponsored Funds). For tax purposes, any excess of the fair market value of each security over the tax basis of such security on the date of transfer generated a realized gain taxable to CIFC. Any excess of the tax bases of such securities over the fair market values were not tax deductible.

        As a result of the transfer, CIFC's investments in the residual tranches of its sponsored funds and its investment in the Class D Notes of one of its unconsolidated sponsored funds, as well as any associated interest receivable balance relating to the Class D Notes, are not reflected on the consolidated balance sheet at December 31, 2009. On the consolidated statement of operations for the year ended December 31, 2009, $3.9 million in revenue was recognized for the period of time that CIFC held such assets, specifically January 1, 2009 to November 30, 2009.

        The following table presents the balances that were transferred from the accounts of CIFC as a result of the Reorganization (in thousands):

Account	Balance Transferred
Investments in residual tranches of sponsored funds transferred at fair market value	$26,897
Investment in Class D Notes transferred at fair market value	3,610
Income accrued on Class D Notes	29

Reduction in stockholders' equity account	$30,536

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation—These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which include industry practices.

        All intercompany balances and transactions have been eliminated in consolidation.

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

        Use of Estimates—The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and disclosures at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates are made primarily for valuation of trading and available-for-sale securities, realization of the net deferred tax asset, allowance for loan losses, interest expense on the Class B Notes and the Income Notes of the consolidated sponsored fund, accretion of the Income Notes of the consolidated sponsored fund, compensation, valuation of loans in warehouse facilities, and returns on investments in sponsored funds.

        Consolidation and Transactions Involving Special Purpose Vehicles—As collateral manager, CIFC selects and arranges for the purchase of loans through Special Purpose Vehicles ("SPVs"). During the loan accumulation period by the SPV (the "Warehouse Period"), a warehouse facility provider finances the acquisition of loans into the SPV. When the aggregate value of loans reaches a pre-determined amount, the SPV typically repays the funded principal balance and accrued interest to the warehouse facility provider through the issuance of debt and preferred securities (the "Securitization"). If such a Securitization takes place, the SPV is referred to as a CLO. If the term of the warehouse facility matures and a Securitization does not take place, the warehouse facility will be discontinued in accordance with the warehouse agreement. CIFC provides collateral management services to the SPV during the Warehouse Period and over the life of the CLO.

        CIFC follows the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 46(R) Consolidation of Variable Interest Entities (codified as Accounting Standards Codification ("ASC") 810-10), which clarifies when an entity should consolidate another entity deemed to be a VIE. At the inception of each SPV, CIFC follows the guidance contained in ASC 810-10 and performs an analysis of the design of the SPV. As part of its analysis it considers its involvement with the SPV, and any indemnification and interest income sharing agreements between CIFC and the warehouse facility providers. Based on such analysis, if CIFC is deemed to be the primary beneficiary, it consolidates the warehouse facility. At December 31, 2009 and 2008, there were no outstanding warehouse facilities for which CIFC held a variable interest.

        Upon issuance of debt and preferred securities by the SPV, CIFC again performs an analysis to determine whether it is the primary beneficiary of the CLO and thus required to consolidate the CLO under the requirements of ASC 810-10. CIFC had purchased at least 10% of the residual tranches of each sponsored CLO, and retained less than a majority share of the residual tranches in six of its seven issued CLOs through December 1, 2009 (Date of Reorganization). Based upon ASC 810-10 analyses, CIFC was not deemed to be the primary beneficiary of these six CLOs and therefore did not consolidate such CLOs, referred to herein as the unconsolidated sponsored funds. For one CLO, CIFC purchased 100% of the Income Notes, representing the residual tranche of the CLO. As a result, it was deemed to be the primary beneficiary, and CIFC consolidated the CLO for the year ended December 31, 2009, 2008 and 2007 (see Note 3, Investments in Sponsored Funds). While the Income Notes were transferred to CIFC Parent (as a result of the Reorganization), CIFC consolidated the CLO in its 2009 financial statements since the ASC 810-10 analysis considers all investments in the CLO made by related parties, and CIFC Parent is a related party of CIFC. Of the two parties in the related party group (CIFC and CIFC Parent), CIFC, as collateral manager of the CLO, was deemed to be most closely associated with the CLO and therefore consolidated the CLO.

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

        Investments in Sponsored Funds—CIFC made investments in the residual tranches of its sponsored funds which resulted in consolidation of one of the entities issuing the securities (CIFC Funding 2007-IV Ltd.), which is accounted for in accordance with ASC 810-10.

        Investments which do not result in consolidation of the entity issuing the securities are classified in accordance with FASB Statement of Financial Accounting Standards ("SFAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities (codified as ASC 320-10). CIFC determined the appropriate classification of securities at the time of purchase, and all such securities were classified as trading securities and recorded at fair market value (see Note 23, Restatement). As a result of the Reorganization, such investments were transferred to CIFC Parent on December 1, 2009 and hence are not reflected on the consolidated balance sheet at December 31, 2009. Unrealized gains/losses on these investments were realized at the time of the Reorganization.

        Investment in Class D Notes—CIFC invested in Class D Notes issued by one unconsolidated sponsored fund and accounted for such investment as an available-for-sale security in accordance with ASC 320-10. CIFC determines the appropriate classification of securities at the time of purchase. Differences between fair value, net of tax and cost that are not other-than-temporary are reported as a component of equity on the consolidated balance sheet as Accumulated other comprehensive income/(loss). CIFC reviews its investments in available-for-sale securities periodically to determine whether any impairment is other-than-temporary. Factors considered in the review include length of time and extent to which market value has been less than cost, the financial condition and near-term prospects of the issuer, changes in anticipated cash flows, and CIFC's intent and ability to retain the security to allow for an anticipated recovery in market value. The determination of other-than-temporary impairment is performed in accordance with EITF No. 99-20-1 Amendments to the Impairment Guidance of EITF Issue No. 99-20 (codified as ASC 320) and the assessment involves subjective judgments and forward looking determinations by management. As of December 31, 2009, as a result of the Reorganization, the security was not reflected on the consolidated balance sheet. At the time of the Reorganization, cumulative losses were recognized in the consolidated statements of operations (see Note 1, Business, Organization and Operations).

        Loans in Consolidated Sponsored Fund—Loans in the consolidated sponsored fund are classified as held for investment. The loans are reported at amortized cost value less an allowance for loan losses (see Allowance for Loan Losses below).

        Loans in Consolidated Warehouse Facilities—Loans in warehouse facilities at December 31, 2007 were classified as held for sale. These loans were considered for de-consolidation at the time of the Securitization and the creation of the CLO. The loans are reported at the lower of cost or market value ("LOCOM") in accordance with ASC 320 and FASB SFAS No. 65, Accounting for Certain Mortgage Banking Activities (codified as ASC 948). At December 31, 2009 and 2008, there were no loans held in warehouse facilities for which CIFC held a variable interest. At December 31, 2007, CIFC estimated the market value of the loans in warehouse facilities on an "as-if securitized" basis for certain warehouses and on a loan-by-loan basis for one of the consolidated warehouses. For those warehouses valued under the as-if securitized basis, assumptions were made to arrive at hypothetical transactions that could reasonably take place in the foreseeable future, including any proposals made by the warehouse providers to securitize the loans held in the warehouses or to otherwise discontinue the warehouse facilities. Each warehouse facility is considered to be a separate pool. A loan-by-loan valuation method was applied to one warehouse based upon market prices for each loan, due to the

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

relative size of the warehouse and the uncertainty of securitization. Changes in valuation under LOCOM are reflected in the consolidated statements of operations as Provision for loan losses in consolidated warehouse facilities.

        Due to Class B Note Holders and Income Note Holders of Consolidated Sponsored Fund —Class B Notes and Income Notes issued by the consolidated sponsored fund are reported in the liabilities section of the consolidated balance sheets. Embedded derivatives contained in the Class B Notes and Income Notes, the calculation of interest expense on the Class B Notes and Income Notes and accretion on the Income Notes are described below.

        Embedded Derivatives—The Class B Notes and the Income Notes of the consolidated sponsored fund contain embedded interest rate derivatives. At December 31, 2009 and 2008 the Company analyzed the provisions of the Class B Notes and the Income Notes in accordance with ASC 815-15-25-26 and determined that the value attributable to such derivatives is not material. As a result, the embedded derivatives have not been separated from the host contracts and reported at fair value.

        Interest Expense on Class B Notes and Income Notes in Consolidated Sponsored Fund —Interest expense on the Class B Notes and the Income Notes in the consolidated sponsored fund are calculated in accordance with Emerging Issues Task Force ("EITF") No. 86-28, Accounting Implications of Indexed Debt Instruments, (codified as ASC 470). Interest expense on the Class B Notes is calculated utilizing an implied yield of fifteen percent (15%) as per the indenture agreement. Any excess cash distributions made by the sponsored fund to the Class B note holders are reflected on the consolidated balance sheet as Prepaid interest expense in consolidated sponsored fund. Interest expense on the Income Notes is calculated utilizing a fair market value liquidation analysis, and no interest expense on the Income Notes was recorded in 2009.

        Accretion on Income Notes in Consolidated Sponsored Fund—The Income Notes of the consolidated sponsored fund with a face value of $22.0 million previously had a carrying value of $13.1 million, although such liability was eliminated in consolidation. This value also represented the Income Notes carrying value just prior to the Reorganization, December 1, 2009. As a result of the transfer of the Company's investment in the residual tranche of its consolidated sponsored fund, the carrying value of the Income Notes was adjusted to the fair market value on the date of transfer of $5.1 million. The difference of $8.0 million is reflected on the consolidated statement of operations as Discount on Income Notes in consolidated sponsored fund. At the time of the Reorganization, the carrying value of the Income Notes was also adjusted. The difference between the fair market value as of December 1, 2009 of $5.1 million and the face value of the liability of $22.0 million will be amortized into earnings over the remaining life of the Income Notes in accordance with ASC 835-30-35-2, Imputation of Interest-Subsequent Measurement-The Interest Method, and reflected in the consolidated statement of operations as a component of Interest expense on Class B Notes and Accretion on Income Notes in consolidated sponsored fund. Accretion on the Income Notes began December 1, 2009.

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

        Allowance for Loan Losses—An allowance for loan losses is established as losses are estimated to have occurred through a provision for loan loss charged to earnings. Loan losses are charged against the allowance when management believes it is probable that the loan balance will not be collectible. Subsequent recoveries, if any, are credited to the allowance. The allowance for loan loss is evaluated on a regular basis by management and is based upon management's periodic review of the collectability of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay, estimated value of any collateral, and prevailing economic conditions. This evaluation is inherently subjective, as it requires estimates that are susceptible to significant revision as more information subsequently becomes available.

  Revenues

        Net Interest Income From Consolidated Sponsored Fund and Warehouses—Net interest income on the consolidated sponsored fund includes interest income on an accrual basis on loans in the consolidated sponsored fund, less interest expense on the Class A Notes, Class B Notes and Income Notes issued by the consolidated sponsored fund (if applicable) and less the accretion on the Income Notes issued by the consolidated sponsored fund. Net interest income on the consolidated warehouses includes interest income on an accrual basis on loans in the consolidated warehouses, less interest expense incurred by the warehouse financing.

        Collateral Management Fees—Collateral management fees are derived from CIFC's role as a collateral manager for sponsored funds. Such fees are calculated in accordance with negotiated agreements and are earned and recorded on an accrual basis throughout the life of each sponsored fund. The consolidated statements of operations include the collateral management fees earned on six unconsolidated sponsored funds. The collateral management fees of the consolidated sponsored fund have been eliminated in consolidation.

        Other Income—Other income includes interest income, foreign exchange gains and losses, portfolio sub-advisory fees, advisory fees, administrative fees and other miscellaneous items. Interest income is earned on cash and money market investments. Foreign exchange gains and losses result from changes in currency rates relating to assets and liabilities denominated in a currency other than United States Dollars. Sub-advisory fees are derived from CIFC's role as sub-advisor and are recorded when earned. Advisory fees are derived from CIFC's role as advisor and are recorded when earned. Administrative fees are derived from CIFC's role as administrator for a related party, CIFC Parent, in accordance with an Intercompany Services Agreement between CIFC and CIFC Parent.

        Discontinued Operations—Discontinued operations are reflected on the consolidated statements of operations in accordance with FASB SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (codified as ASC 360). The results of the UK Sub, which was discontinued in 2009, have been classified as Discontinued Operations (see Note 16, Discontinued Operations).

        Cash and Cash Equivalents—Cash and cash equivalents include cash on hand and deposits with banks with original maturities of 90 days or less.

        Restricted Cash in Consolidated Sponsored Fund—Restricted cash in consolidated sponsored fund represents cash and cash equivalents held by the consolidated sponsored fund for reinvestment and payment of interest to note holders.

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

        Furniture, Equipment and Leasehold Improvements—Furniture and equipment are carried at cost, less accumulated depreciation and are depreciated using the straight-line basis for consolidated financial statement purposes, generally using estimated useful lives of three to five years. Leasehold improvements are carried at cost, less accumulated amortization and are amortized on a straight-line basis, using either the life of the lease or the estimated life of the asset, whichever is shorter. Maintenance and repair costs are expensed as incurred.

        Compensation Payable—Compensation payable consists of salaries payable, incentive compensation, payroll taxes and other employee benefits.

        Deferred Debt Issuance Costs—Deferred debt issuance costs represent fees and direct incremental costs incurred by CIFC in connection with its borrowings. These amounts are amortized using the straight-line method into earnings ratably over the contractual term of the related borrowings.

        Income Taxes—CIFC accounts for income taxes under FASB SFAS No. 109, Accounting for Income Taxes (codified as ASC 740) which requires recognition of deferred tax liabilities and deferred tax assets for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns. Deferred tax liabilities and deferred tax assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

        CIFC records net deferred tax assets to the extent it believes these assets will more likely than not be realized. In making such determination, ASC 740 requires consideration of all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations. In the event CIFC was to determine that it would be unable to realize deferred income tax assets in the future in excess of its net recorded amount, CIFC would make an adjustment to the valuation allowance which would impact the provision for income taxes.

        CIFC analyzes its tax filing positions in all of the U.S. federal, state, city and foreign tax jurisdictions where it is required to file income tax returns, as well as for all open tax years in these jurisdictions. If, based on this analysis, CIFC determines that uncertainties in tax positions exist, a reserve is established. CIFC recognizes accrued interest and penalties related to uncertain tax positions in Other Operating Expenses on the consolidated statements of operations, if applicable.

        CIFC records taxes at effective rates applicable to the jurisdictions in the countries in which it operates.

New Accounting Pronouncements

        In June 2009, the FASB issued SFAS 167, Amendments to FIN 46(R) (codified as ASC 810-10), which amended SFAS No. 140, Transfers and Servicing, and FIN 46(R), Consolidation of Variable Interest Entities. ASC 810-10 significantly changes the criteria by which an enterprise determines whether it must consolidate a VIE. A VIE is an entity which has insufficient equity at risk or which is not controlled through voting rights held by equity investors. Before January 1, 2010, a VIE was consolidated by the enterprise that would absorb a majority of the expected losses or expected residual returns created by the assets of the VIE. ASC 810-10 requires that a VIE be consolidated by the enterprise that has both the power to direct the activities that most significantly impact the VIE's

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

economic performance and the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. ASC 810-10 also requires that an enterprise continually reassess, based on current facts and circumstances, whether it should consolidate the VIEs with which it is involved. CIFC adopted ASC 810-10 on January 1, 2010 and determined that the adoption will result in the consolidation of six additional sponsored funds that are not currently reflected in these consolidated financial statements. As part of its analysis, CIFC determined that it has both the power to direct the activities that most significantly impact the economic performance of these sponsored funds as well as the right to receive benefits that could potentially be significant to the sponsored funds as a result of performance incentive fee provisions in the indenture agreements and CIFC Parent's investments in the residual tranches of the sponsored funds. Although CIFC's investments in the residual tranches of these sponsored funds were transferred to CIFC Parent (as a result of the Reorganization), the consolidation analysis considers all investments in the sponsored funds made by related parties. Such consolidation will result in an increase in loans in consolidated sponsored funds and liabilities related to sponsored funds. CIFC estimates that such consolidation will increase assets by $2.7 billion and liabilities by $2.5 billion on the consolidated balance sheet as of January 1, 2010. The consolidation of currently unconsolidated sponsored funds will also result in an increase in the revenue and expense items related to consolidated sponsored funds on the consolidated statements of operations.

3. INVESTMENTS IN SPONSORED FUNDS

        As of December 31, 2009, as a result of the Reorganization, CIFC did not hold any investments in the residual tranches of its sponsored funds. During 2009, 2008 and 2007, such investments, over the time they were held by CIFC, were classified as trading and reported at fair market value.

        The following table presents the changes in the fair market value of the investments in the residual tranches of its sponsored funds from December 31, 2008 to December 1, 2009 (date of the Reorganization) for six unconsolidated sponsored funds (in thousands). For one consolidated sponsored fund (CIFC Funding 2007-IV Ltd.), the table presents the change in the original carrying value of the investment and the fair market value of the investment at December 1, 2009. The loss of $6.4 million in 2009 is reflected on the consolidated statement of operations as Net realized loss on transfer of

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

investments in sponsored funds. There were no additional investments in sponsored funds made by CIFC in 2009.

CLO Name	Fair Market Value as of 12/31/08	Change in Fair Value	Purchases & (Sales)	Cash Distributions in Excess of Accrual	Changes in Fair Value, Including ASC 320 Accrual	Realized Gain/ (Loss)	Fair Market Value as of 12/1/09
CIFC Funding 2006-I	$4,109	$—	$(4,137)	$(99)	$4,236	$127	$—
CIFC Funding 2006-IB	2,741	—	(2,547)	(460)	3,007	267	—
CIFC Funding 2006-II	6,285	—	(6,064)	(122)	6,186	(99)	—
CIFC Funding 2007-I	2,333	—	(2,223)	(409)	2,632	299	—
CIFC Funding 2007-II	3,332	—	(3,946)	(33)	3,979	647	—
CIFC Funding 2007-III	2,603	—	(2,836)	(77)	2,913	310	—

Sub-total	$21,403	$—	$(21,753)	$(1,200)	$22,953	$1,551	$—
CIFC Funding 2007-IV*	13,124	—	(5,144)	—	5,144	(7,980)	—

TOTAL	$34,527	$—	$(26,897)	$(1,200)	$28,097	$(6,429)	$—

*
The loss of $7,980 on the Company's investment in CIFC Funding 2007-IV represents the difference between the original carrying value of $13,124 and the fair market value at December 1, 2009 of $5,144. The investment was eliminated in consolidation in prior years.

        The following tables present the changes in the fair market value of the investments in the residual tranches of its sponsored funds from December 31, 2007 to December 31, 2008 and from December 31, 2006 to December 31, 2007 for six unconsolidated sponsored funds (in thousands).

CLO Name	Fair Market Value as of 12/31/07	Change in Fair Value	Purchases & (Sales)	Cash Distributions in Excess of Accrual	Changes in Fair Value, Including ASC 320 Accrual	Realized Gain/ (Loss)	Fair Market Value as of 12/1/08
CIFC Funding 2006-I	$5,039	$(930)	$—	$(967)	$37	$—	$4,109
CIFC Funding 2006-IB	3,092	(352)	—	(575)	223	—	2,741
CIFC Funding 2006-II	4,563	1,723	1,674	(769)	818	—	6,285
CIFC Funding 2007-I	2,913	(580)	—	(571)	(9)	—	2,333
CIFC Funding 2007-II	3,934	(602)	—	(528)	(74)	—	3,332
CIFC Funding 2007-III	3,209	(606)	—	(380)	(226)	—	2,603

TOTAL	$22,750	$(1,347)	$1,674	$(3,790)	$769	$—	$21,403

        The company also held an investment in CIFC Funding 2007-IV at December 31, 2008 with a carrying value of $13,124. The investment was eliminated in consolidation.

CLO Name	Fair Market Value as of 12/31/06	Change in Fair Value	Purchases & (Sales)	Cash Distributions in Excess of Accrual	Changes in Fair Value, Including ASC 320 Accrual	Realized Gain/ (Loss)	Fair Market Value as of 12/1/07
CIFC Funding 2006-I	$6,759	$(1,720)	$—	$(517)	$(1,203)	$—	$5,039
CIFC Funding 2006-IB	3,828	(736)	—	(171)	(565)	—	3,092
CIFC Funding 2006-II	5,057	(494)	—	84	(578)	—	4,563
CIFC Funding 2007-I	—	2,913	3,539	287	(913)	—	2,913
CIFC Funding 2007-II	—	3,934	4,750	246	(1,062)	—	3,934
CIFC Funding 2007-III	—	3,209	4,180	261	(1,232)	—	3,209

TOTAL	$15,644	$7,106	$12,469	$190	$(5,553)	$—	$22,750

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

        The company also held an investment in CIFC Funding 2007-IV at December 31, 2007 with a carrying value of $13,124. The investment was eliminated in consolidation.

        CIFC Funding 2007-IV Ltd. had the following balances at December 31, 2009 and 2008 (in thousands):

	As of December 31,
	2009	2008
		(Restated)
ASSETS:
Restricted cash	$20,604	$18,321
Accrued interest	1,811	2,058
Prepaid interest expense	3,499	2,659
Loans, gross	559,899	575,964
Allowance for loan losses	(13,479)	(14,367)
Due from brokers	7,669	—

Total Assets	$580,003	$584,635

LIABILITIES:
Due to senior note holders	$530,000	$530,000
Due to Class B Note holders	48,000	48,000
Due to Income Note holders	5,212	13,124
Interest accrued on financing	153	699
Accounts payable and accrued expenses	129	621
Due to brokers	6,566	2,113

Total Liabilities	$590,060	$594,557

RETAINED DEFICIT	$(10,057)	$(9,922)

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

	Year Ended December 31,
	2009	2008	2007
		(Restated)	(Restated)
REVENUES:
Interest income	$26,034	$37,887	$14,331
Interest expense on senior notes	(8,437)	(22,225)	(10,450)
Interest expense on Class B Notes	(7,200)	(7,200)	(2,151)
Accretion on Income Notes	(68)	—	—

Net Interest Income	$10,329	$8,462	$1,730
Provision for loan losses	$(12,419)	$(14,367)	$—
Net realized gain/(loss) on sales of loans	(3,915)	(1,158)	308
Discount on Income Notes	7,980	—	—

Total Revenues	$1,975	$(7,063)	$2,038
EXPENSES:
Collateral management fees	$2,071	$2,127	$626
Other operating expenses	40	1,021	1,123

Total Expenses	$2,111	$3,148	$1,749
NET GAIN/(LOSS)	$(136)	$(10,211)	$289

        In 2009, 2008 and 2007, the net gain (loss) attributable to CIFC Funding 2007-IV Ltd. of $(0.1) million, $(10.2) million and $0.3 million, respectively, were consolidated by the Company. These amounts included management fees of $2.1 million, $2.1 million and $0.6 million, respectively, which were eliminated in consolidation.

        The fair market value of the loans in the consolidated sponsored fund is disclosed in accordance with FASB SFAS No. 107, Disclosures about Fair Value of Financial Instruments, (codified as ASC 825-10), which requires disclosure of the estimated fair value of certain financial instruments. At December 31, 2009 and 2008, the estimated fair value of the loans in the consolidated sponsored fund was $515.9 million and $374.9 million, respectively. At December 31, 2009 and 2008, the estimated fair value of the liabilities of the consolidated sponsored fund was $518.0 million and $436.5 million respectively.

        The following table summarizes the changes in the allowance for loan losses relating to loans in CIFC Funding 2007-IV Ltd. in 2009, 2008 and 2007 (in thousands):

	2009	2008	2007
Allowance for loan losses, beginning	$14,367	$—	$—
Charge-offs	(13,307)	—	—
Provision for loan losses	12,419	14,367	—

Allowance for loan losses, ending	$13,479	$14,367	$—

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

4. FAIR VALUE MEASUREMENTS

        FASB SFAS No. 157, Fair Value Measurements, (codified as ASC 820) establishes a single definition for fair value and a framework for measuring fair value. A fair value measurement represents the price at which a transaction would occur between market participants at the measurement date.

        In accordance with ASC 820, CIFC has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument. The categorization is as follows:

        Level 1:    Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that CIFC has the ability to access.

        Level 2—Financial assets and liabilities whose values are based on one or more quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

        Level 3:    Financial assets and liabilities whose values are based on prices or valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management's own judgment about the assumptions a market participant would use in pricing the asset or liability.

        A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy and transfers of financial assets as a result of the Reorganization are reported as transfers in/out of the Level 3 category.

        As of December 31, 2009, as a result of the Reorganization, CIFC did not hold any securities reflected on the consolidated balance sheet at fair value.

        As of December 1, 2009 and December 31, 2008, CIFC held an available-for-sale security which was reflected on the consolidated balance sheets at fair value. The security is a Class D Note issued upon the Securitization of CIFC Funding 2007-III, Ltd. in July 2007. The security was classified as Level 3 of the fair value hierarchy. CIFC determined the fair value utilizing a mark-to-model approach. The model incorporated the anticipated cash flows of the security and discounted those cash flows to present value using a blended discount rate, taking into account certain observable inputs and significant management judgment.

        As of December 1, 2009 and December 31, 2008, the investments in sponsored funds were classified within Level 3 of the fair value hierarchy. CIFC determined the fair value utilizing a mark-to-model approach. The model incorporated the anticipated cash flows of each security and discounted those cash flows to present value using a discount rate, taking into account certain observable inputs and significant management judgment.

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

        The following table presents CIFC's fair value hierarchy for trading and available-for-sale securities as of December 31, 2008 (in thousands):

	Fair Value Measurement as of December 31, 2008
	Level 1	Level 2	Level 3	Total
Assets:
Investments in sponsored funds	$—	$—	$21,403	$21,403
Investment in Class D Notes	—	—	2,588	2,588

Total	$—	$—	$23,991	$23,991

        During 2009 and 2008, the Company had the following activity in Level 3 assets relating to the investment in the Class D Notes and the investments in the residual tranches of six of its sponsored funds which were not consolidated by the Company in the prior year (in thousands):

Level 3 Assets	Beginning Balance 1/1/09	Transfers In/(Out) of Level 3	Purchases and Sales, net	Realized Gains/ (Losses)	Ending Balance 12/31/2009
Investments in Sponsored Funds at fair value	$21,403	$—	$(21,753)	$351	$—
Investment in Class D Notes at fair value	2,588	—	(3,610)	1,022	—

Total	$23,991	$—	$(25,363)	$1,373	$—

Level 3 Assets	Beginning Balance 1/1/08	Transfers In/(Out) of Level 3	Purchases and Sales, net	Realized Gains/ (Losses)	Ending Balance 12/31/2008
Investments in Sponsored Funds at fair value	$22,750	$—	$—	$(1,347)	$21,403
Investment in Class D Notes at fair value	—	4,252	—	(1,664)	2,588

Total	$22,750	$4,252	$—	$(3,011)	$23,991

        The difference between the fair value, net of tax, and the carrying value at December 31, 2008 of $(1.1) million is included in Accumulated other comprehensive loss in the stockholders' equity section in the consolidated balance sheet. As a result of the Reorganization, on December 1, 2009, the investment in Class D Notes was transferred to CIFC Parent, and the Accumulated other comprehensive loss was removed from the balance sheet (see Note 1, Business, Organization and Operations).

        On the date of the Reorganization, the Company transferred its investment in the Income Notes of the consolidated sponsored fund to CIFC Parent. Such investment was eliminated upon consolidation in prior years. The carrying value on the date of the transfer was $13.1 million and the fair market value was $5.1 million, resulting in an $8.0 million loss.

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

5. PREPAID INTEREST EXPENSE

        Interest expense on the Class B Notes and the Income Notes in the consolidated sponsored fund are calculated in accordance with ASC 470, Debt. Interest expense on the Class B notes is calculated utilizing an implied yield of 15% as per the indenture agreement. Any excess cash distributions made by the sponsored fund to the Class B note holders are reflected on the consolidated balance sheets as Prepaid interest expense in consolidated sponsored fund. Prepaid interest expense in the consolidated sponsored fund as of December 31, 2009 and 2008 was $3.5 million and $2.7 million, respectively.

6. OTHER RECEIVABLES AND OTHER ASSETS

        Other receivable on the consolidated balance sheets at December 31, 2009 and 2008 is comprised of expenses related to unconsolidated sponsored funds paid by CIFC but expected to be reimbursed by the sponsored funds in the near future in the amount of $0.2 million and $0.3 million, respectively. Other assets at December 31, 2009 is comprised of prepaid assets in the amount of $0.2 million, reimbursable organizational costs of CIFC Parent in the amount of $0.2 million as well other miscellaneous items amounting to $0.1 million. Other assets at December 31, 2008 is comprised of prepaid assets in the amount of $0.5 million as well other miscellaneous items amounting to $0.2 million.

7. FURNITURE, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

        As of December 31, 2009 and 2008, furniture, equipment and leasehold improvements consisted of the following (in thousands):

	2009	2008
Furniture and fixtures	$487	$487
Hardware	268	316
Software	193	199
Leasehold improvements	702	1,033
Less: accumulated depreciation and amortization	(970)	(738)

Fixed assets, net	$680	$1,297

        There were no additions or disposals by CIFC in 2009, except as disclosed in Note 16, Discontinued Operations. Depreciation expense for the years ended December 31, 2009, 2008 and 2007 was $0.2 million, $0.4 million and $0.2 million, respectively.

8. CONSOLIDATED WAREHOUSE FACILITIES

        At December 31, 2009 and 2008, there were no outstanding warehouse facilities in which CIFC held a variable interest. All consolidated warehouse facilities that were outstanding as of December 31, 2007 were terminated in accordance with the warehouse agreements during 2008. As a result, the accounts of such warehouse facilities were deconsolidated from the financial statements of CIFC and no assets or liabilities relating to warehouse facilities are reflected on the consolidated balance sheets as of December 31, 2009 or 2008. Upon execution of the warehouse facility terminations, CIFC made first loss payments to the warehouse financing providers of $37.7 million and relinquished any claims to

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

accrued net interest income of the warehouse facilities. As of December 31, 2007 CIFC had reserved $44.6 million in relation to warehouse facilities. An additional loss was realized in 2008 of $4.0 million and is reflected in the consolidated statements of operations as Loss on termination of consolidated warehouse facilities.

        As of December 31, 2007, the allowance for loan losses under LOCOM was $44.6 million and is reflected in the consolidated statement of operations as Allowance for loan losses in consolidated warehouses facilities. $42.2 million of the Allowance for loan losses represents first loss protection provided by CIFC to warehouse facility providers. The balance of $2.4 million represents additional allowance for loan losses. As of December 31, 2008, all outstanding warehouse facilities outstanding as of December 31, 2007 had been terminated, and as such, no allowance for loan losses for loans held in warehouse facilities is applicable as of December 31, 2008.

9. BORROWINGS

        As of December 31, 2008 CIFC had drawn $18.0 million against its outstanding credit facility, which was classified as Borrowings on the consolidated balance sheet. In May 2009, CIFC repaid this credit facility in full plus $0.1 million of accrued interest. As a result, CIFC had no outstanding borrowings as of December 31, 2009. Interest expense associated with this facility for the years ended December 31, 2009, 2008, and 2007 was $0.3 million $1.2 million, and $0.4 million respectively, and is classified as Interest on borrowings on the consolidated statements of operations. As of December 31, 2008, CIFC had $0.3 million of interest payable recorded within Guarantee fee and interest payable.

        CIFC previously deferred fees and other direct incremental costs incurred in connection with its borrowings and classified these fees as Deferred debt issuance costs on the consolidated balance sheet. Amortization of deferred debt issuance costs for the years ended December 31, 2009, 2008 and 2007 was $0.5 million, $0.1 million and $0, respectively. In 2009, in connection with CIFC's repayment of the credit facility in full, all outstanding deferred debt issuance costs were expensed, and removed from the balance sheet. As of December 31, 2009 and 2008, the deferred debt issuance costs and associated amortization were as follows (in thousands):

	2009	2008
Deferred debt issuance costs, gross	$—	$741
Accumulated amortization	—	(198)

Deferred debt issuance costs, net	$—	$543

10. GUARANTEE FEE AND INTEREST PAYABLE ON SUBORDINATED DEBT

        In 2007, an investor of CIFC provided a guarantee related to the potential loss on warehouse facilities. The guarantee accrued interest at a rate of 20% per annum. In September 2007, $30.0 million in promissory notes were issued to the investor. At the same time, the original guarantee was cancelled. The terms of the promissory notes were set to accrue interest at the same rate as the previous guarantee.

        In April 2008, CIFC sold 404,000 shares of Series A-1 Preferred Shares plus warrants to an affiliate of its majority investor for $40.4 million. The proceeds were primarily used to repay the outstanding promissory notes and related interest and guarantee fees. The total payment made was

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

$35.4 million, comprised of $30.0 million in promissory notes repayment and $5.4 million of interest payable on those promissory notes. As a result, there was no promissory note payable or interest payable on promissory note at December 31, 2008. For the years ended December 31, 2008 and 2007, the Company recognized $1.7 million and $4.2 million, respectively, in interest expense related to the promissory notes, classified as Guarantee fee and interest on promissory note payable on the consolidated statements of operations.

11. REVENUES

        For the year ended December 31, 2009, interest income on loans in the consolidated sponsored fund amounted to $26.0 million. Interest expense on Class A Notes of the consolidated sponsored fund, interest expense on Class B Notes of the consolidated sponsored fund, and accretion of Income Notes in the consolidated sponsored fund amounted to $8.4 million, $7.2 million, and $0.1 million, respectively, resulting in Net interest income from consolidated sponsored fund of $10.3 million. For the year ended December 31, 2009, the Company recorded a realized loss on investments in sponsored funds of $(6.4) million as a result of the Reorganization (see Note 1, Business, Organization and Operations). The net realized loss on sales of loans in the consolidated sponsored fund amounted to $3.9 million. The Provision for loan losses on loans in the consolidated sponsored fund was $12.4 million at December 31, 2009.

        For the year ended December 31, 2008, interest income on loans in the consolidated sponsored fund amounted to $37.9 million. Interest expense on Class A Notes and Class B Notes of the consolidated sponsored fund amounted to $22.2 million and $7.2 million, respectively, resulting in Net interest income from consolidated sponsored fund of $8.5 million. The net unrealized gain on trading securities amounted to $0.8 million. The net realized loss on sales of loans in the consolidated sponsored fund amounted to $(1.2) million. The Provision for loan losses on loans in the consolidated sponsored fund was $14.4 million at December 31, 2008.

        For the year ended December 31, 2007, interest income on loans in the consolidated sponsored fund amounted to $14.3 million. Interest expense on Class A Notes and the Class B Notes of the consolidated sponsored fund amounted to $10.5 million and $2.2 million, respectively, resulting in Net interest income from consolidated sponsored fund of $1.7 million. The net unrealized loss on trading securities amounted to $5.6 million. The net realized gain on sales of loans in the consolidated sponsored fund amounted to $(0.3) million. For the year ended December 31, 2007, interest income on loans in the consolidated warehouse facilities amounted to $86.7 million. Interest expense of consolidated warehouse facilities amounted to $59.5 million resulting in Net interest income from consolidated warehouse facilities of $27.2 million.

        CIFC receives collateral management fees from its seven sponsored funds. Collateral management fees earned for the years ended December 31, 2009, 2008 and 2007 for the seven sponsored funds totaled $20.8 million, $21.2 million and $14.6 million, respectively. Of this amount, $2.1 million, $2.1 million and $0.6 million, respectively, relates to CIFC Funding 2007-IV, Ltd., the consolidated sponsored fund. On consolidation, management fees from the consolidated sponsored funds were eliminated, resulting in collateral management fees for the years ended December 31, 2009, 2008 and 2007 of $18.7 million, $19.1 million and $14.0 million, respectively, reported in the consolidated statements of operations, which related to the six unconsolidated sponsored funds.

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

        CIFC records income on its investments in unconsolidated sponsored funds based on each investment's estimated internal rate of return over the life of each fund. For the years ended December 31, 2009, 2008 and 2007, income on investments in unconsolidated sponsored funds was $3.9 million, $4.1 million and $3.5 million, respectively. As a result of the Reorganization, all investments in sponsored funds were transferred to CIFC Parent as of December 1, 2009.

12. OTHER INCOME

        For the year ended December 31, 2009, other income is comprised of interest income earned on cash and cash equivalents in the amount of $0.1 million, portfolio sub-advisory fees in the amount of $0.1 million and miscellaneous residual warehouse related income in the amount of $0.1 million.

        For the year ended December 31, 2008, other income is comprised of interest income earned on cash and cash equivalents in the amount of $0.8 million, interest income on notes receivable from stockholders in the amount of $0.1 million and net foreign currency gains in the amount of $0.4 million.

        CIFC earns portfolio sub-advisory fees for its role as sub-advisor for a portfolio owned by an affiliate of CIFC in accordance with a Portfolio Sub-Advisory Agreement. As sub-advisor, CIFC provides portfolio administration services including account setup, trade execution, reconciliation, and portfolio reporting. In 2009, 2008 and 2007, such fees amounted to $0.1 million, $0 and $0, respectively.

        On December 1, 2009, CIFC entered into an administrative agreement with CIFC Parent under which CIFC provides administrative services to CIFC Parent. For providing these services and personnel, the CIFC Parent reimburses CIFC for CIFC's allocable portion of overhead and other expenses incurred in performing its obligations under the administrative agreement. In addition, the agreement calls for the reimbursement of all reasonable expenses incurred by CIFC on behalf of CIFC Parent in connection with the provision of the Services. In 2009, CIFC incurred costs related to the formation of CIFC Parent in the amount of $0.2 million.

        In 2009, CIFC received $0.1 million from the trustee of its sponsored funds for residual warehouse income. The amount related to interest payments that were received by warehouse facilities managed by CIFC that were securitized in 2006 and 2007 and earned during the warehouse period, net of any outstanding fees due to the trustee. CIFC recorded this amount as residual warehouse related income.

        CIFC records advisory fees for its role as advisor and facilitator of loan sales to third parties. In 2008, such advisory fees amounted to $1.4 million. There were no such advisory fees in 2009 or 2007.

13. COMMITMENTS

        CIFC leases its office space under an operating lease which expires in September 2011. In addition to base rental costs, the lease for office space provides for rent escalations resulting from increased assessments for real estate taxes. Rent expense for the years ended December 31, 2009, 2008 and 2007 was $0.6 million, $0.5 million and $0.4 million, respectively, and is included as Occupancy on the consolidated statements of operations.

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

        Future minimum annual lease payments at December 31, 2009 were as follows (in thousands):

2010	$784
2011	588

Total	$1,372

14. DEFERRED COMPENSATION

        CIFC has adopted a non-qualified deferred compensation plan (the "Plan") whereby certain employees may defer compensation into an unfunded deferred compensation plan which will be indexed to investment funds sponsored by CIFC. In January 2009, the Plan was amended to comply with section 409A of the Internal Revenue Code, an anti-manipulation provision that became effective as of January 1, 2009, and to clarify the investment and re-investment process and the allocation of income from Plan assets.

        As of December 31, 2009, qualified employees had elected to defer $1.2 million of their compensation into the plan. Such amounts were contributed in 2006 and 2007, and no amount of 2009 or 2008 compensation was deferred. Accrued compensation expense recorded in 2009 and 2008 relating to the deferred compensation was $0.1 million and $0.3 million, respectively.

15. INCOME TAXES

        The components of income tax expense for the years ended December 31, 2009, 2008 and 2007 are as follows (in thousands):

	2009	2008	2007
Current tax expense:
US federal	$155	$—	$—
State and local	—	81	—

Total current tax expense:	$155	$81	$—
Deferred tax expense/(benefit):
US federal	$3,309	$(1,825)	$(11,407)
State and local	1,167	(1,104)	(6,370)

Total deferred tax expense/(benefit):	$4,476	$(2,929)	$(17,777)
Income tax expense/(benefit)	$4,631	$(2,848)	$(17,777)

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

        The tax effect of temporary differences and the net operating loss carryforward that caused deferred tax assets and liabilities are presented below (in thousands):

	2009	2008	2007
Temporary differences:
Net unamortized startup costs	$541	$591	$640
Net deferred income on sponsored funds	—	—	(916)
Accelerated depreciation	(57)	(138)	(169)
Deferred compensation	751	726	597
Deferred audit fee accrual	98	111	100
Net deferred warehouse income	—	—	(5,381)
Partnership income	(13)	—	—
Tax effect of unrealized loss on available-for-sale securities	—	941	—
Allowance for loan losses on loans in consolidated warehouses	—	—	19,254
Deferred contingent liability on loss on securitization	—	—	410
Unrealized loss on investment in sponsored funds	—	2,218	2,534

Total temporary differences	$1,320	$4,449	$17,069

Valuation allowance	$—	$(2,218)	$(2,534)
Bonus payable for UK Sub	—	137	—
Alternative minimum tax credit carryforward	155	—	—
Net operating loss carryforward	14,068	18,729	2,619

Deferred tax asset	$15,543	$21,097	$17,154

        At December 31, 2009, CIFC has recorded a deferred tax asset of $15.5 million reflecting the benefit of $30.9 million in loss carryforwards. Such loss carryforwards expire in 2028. A deferred tax asset of $3.9 million as of December 31, 2008 relating to the unrealized loss on an available-for-sale security was reversed in 2009 since such security was transferred to CIFC Parent as a result of the Reorganization.

        As a result of Note 23, Restatement, CIFC recognized capital losses with a deferred tax impact of $(0.3) million and $2.5 million for the years ended December 31, 2008 and 2007, respectively. The Company does not expect to utilize this deferred tax asset in future periods as the Company is not expecting to generate any capital gains. As a result, CIFC established a full valuation allowance for this deferred tax asset as of December 31, 2008 and 2007.

        As per Note 2, Summary of Significant Accounting Policies, New Accounting Pronouncements, the Company adopted ASC 740-10 effective January 1, 2009. The evaluation of a tax position in accordance with this standard is a two-step process. The first step is recognition, in which the enterprise determines whether it is more likely than not a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The second step is measurement, in which a tax position that meets the step one threshold is measured to determine the largest amount of benefit that is more likely than not to be sustained. CIFC considers all of its tax positions more likely than not to be sustained upon examination, at the largest amount of benefit more likely than not to be sustained.

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

        CIFC's effective income tax rate differs from the federal statutory rate principally due to state and local taxes, non-deductible meals and entertainment and a loss recognized upon the distribution of property as part of the Reorganization.

16. DISCONTINUED OPERATIONS

        In March 2009, CIFC elected to discontinue the operations of its UK Sub. All revenue and expense items related to the UK Sub have been reclassified to Discontinued operations in the consolidated statements of operations for the years ended December 31, 2009, 2008 and 2007. The total loss on discontinued operations, net of tax, for the year ended December 31, 2009 was $2.1 million, of which $1.1 million was primarily comprised of severance payments to employees and write-off of fixed assets.

        For the years ended December 31, 2009, 2008 and 2007, the following items of revenue and expense related to the UK Sub were classified as discontinued operations on the consolidated statements of operations (in thousands):

	2009	2008	2007
REVENUES:
Other income	$(65)	$(112)	$(40)

Total Revenues	$(65)	$(112)	$(40)
EXPENSES:
Compensation and benefits	$1,980	$3,747	$4,246
Write-off of fixed assets	277	0	0
Other operating expenses	250	1,234	1,161

Total Expenses	$2,507	$4,981	$5,407
NET LOSS BEFORE INCOME TAX (EXPENSE)/BENEFIT	$(2,572)	$(5,093)	$(5,447)
INCOME TAX (EXPENSE)/BENEFIT	518	(331)	(249)

LOSS FROM DISCONTINUED OPERATIONS	$(2,054)	$(5,424)	$(5,696)

17. STOCKHOLDERS' EQUITY

        As a result of the Reorganization, all outstanding shares of CIFC are fully owned by CIFC Parent. All treasury stock shares have been cancelled. In December 2009, the Board approved the Fifth Amended and Restated Certificate of Incorporation. Each share of Series A Preferred Stock was reclassified and changed into one share of Common Stock and each share of Series A-1 Preferred Stock was reclassified and changed into one share of Common Stock. In addition, after giving effect to the reclassification of the Series A Preferred Stock and the Series A-1 Preferred Stock, all of the issued and outstanding shares of Common Stock were reclassified and changed into one share of Common Stock.

        As of December 31, 2009, total authorized shares of Common Stock were 100 with a par value of one-tenth of a cent ($0.001) per share, and there was 1 share of Common Stock issued and outstanding.

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

        Prior to the Reorganization, CIFC had been capitalized principally by investments in Series A-1 Preferred shares, Series A Preferred shares and common shares. Members of management accounted for $5.7 million of the total capital at December 31, 2008, while the remainder was from non-management investors, including $90.0 million from one institutional investor. Each Series A-1 Preferred share entitles its holder to 1.33 votes. Series A Preferred shares do not have voting rights. Each common share entitles its holder to one vote.

        In April 2008, CIFC sold 400,000 shares of Series A-1 Preferred Shares plus warrants to an affiliate of its majority investor for $40.0 million. Members of management purchased an additional 4,000 Series A-1 Preferred shares plus warrants for $0.4 million. The Series A-1 Preferred shares accrued dividends at the rate of 20% per annum compounded annually. These dividends were not intended to be paid currently as they were not declared and hence were not recorded on the consolidated balance sheet. A total of $5.8 million in Series A-1 Preferred dividends was accrued but not declared, as of December 31, 2008.

        The Series A Preferred shares accrued dividends at the rate of 10% per annum and were compounded annually. These dividends were not intended to be paid currently as they were not declared and hence were not recorded on the consolidated balance sheet. $11.7 million in Series A Preferred dividends were accrued but not declared, as of December 31, 2008. $5.6 million in Series A Preferred dividends were accrued but not declared, as of December 31, 2007.

        Members of management had acquired 177,084 restricted common shares for $0.5 million as of December 31, 2008. These shares are subject to certain time based and performance based vesting requirements. As of December 31, 2008 and 2007, 47,079 and 29,191, respectively, of such restricted common shares were vested.

        As of April 2008, total authorized shares of Series A-1 Preferred shares were 415,000, Series A Preferred shares authorized were 59,400,000, and common shares authorized were increased to 1,806,179.

        In 2008, CIFC purchased Series A Preferred shares and common shares from certain terminated employees for $0.4 million, reflected as Treasury stock on the consolidated balance sheet at December 31, 2008.

18. NOTES RECEIVABLE FROM STOCKHOLDERS

        Certain stock purchases by members of management prior to the Reorganization were financed by promissory notes ("Notes") to CIFC executed by those individuals. Notes bear interest at 8% per annum and become due and payable upon the occurrence of certain events, including, without limitation, sales of the related stock and the date, if any, that CIFC files a registration statement to list its common stock.

        As of December 31, 2009 and 2008, CIFC had issued $1.9 million of Notes, and principal repayments amounted to $0.9 million and $0.8 million, respectively. The remaining net principal balance of $1.0 million and $1.1 million, respectively, is reflected on the consolidated balance sheets as Notes receivable from stockholders. As a result of the Reorganization, the Notes are now due from members of CIFC Parent, a related party. For the years ended December 31, 2009, 2008 and 2007, interest earned by CIFC on such notes was $0, $0.1 million and $0.1 million, respectively, and is included as a component of Other income on the consolidated statements of operations.

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

19. DIVIDENDS

        On September 30, 2009, the Board declared and paid a dividend of $22.28 per share to shareholders of Series A-1 Convertible Preferred shares. The total amount paid was $9.0 million.

        On December 1, 2009, as part of the Reorganization, the Board declared and paid a dividend in kind to its sole shareholder, CIFC Parent, consisting of CIFC's investments in the residual tranches of its sponsored funds and its investments in the Class D Notes of one of its sponsored funds. See Note 1, Business, Organization and Operations.

        On December 17, 2009, the Board declared a dividend of $6.0 million to its sole shareholder, CIFC Parent, which was paid on December 22, 2009. There were no dividends in 2008 or 2007.

20. RELATED PARTIES

        The Company had the following related party transactions in 2009, 2008 and 2007:

  •
  Dividends were made to shareholders of CIFC prior to the Reorganization and to CIFC Parent, a related party, subsequent to the Reorganization. See Note 19, Dividends.

  •
  As part of the Reorganization, CIFC's interest in the Income Notes of the consolidated sponsored fund was transferred to a related party, CIFC Parent. Prior to the transfer, such interest was eliminated in consolidation. The carrying value on the date of the transfer was $13.1 million and the fair market value was $5.1 million, resulting in an $8.0 million loss.

  •
  In 2007, an investor of CIFC provided a guarantee related to potential loss on warehouse facilities, and promissory notes were subsequently issued to the investor. In 2008, CIFC sold shares of Series A-1 Preferred Shares to an affiliate of its majority investor, the proceeds of which were primarily used to repay the outstanding promissory notes and related interest and guarantee fees. See Note 10, Guarantee Fee and Interest Payable on Subordinated Debt.

  •
  Certain stock purchases by members of management prior to the Reorganization were financed by Notes to CIFC executed by those individuals. As a result of the Reorganization, such Notes are now due from members of CIFC Parent, a related party. Repayments on the Notes were made in 2009. See Note 18, Notes Receivable from Stockholders.

  •
  CIFC entered into an administrative agreement with CIFC Parent, a related party, under which CIFC provides administrative services to CIFC Parent. For providing these services and personnel, CIFC Parent reimburses CIFC for CIFC Parent's allocable portion of overhead and other expenses incurred in performing its obligations under the administrative agreement. In addition, the agreement calls for the reimbursement of all reasonable expenses incurred by CIFC on behalf of CIFC Parent in connection with the provision of the Services. See Note 12, Other Income.

  •
  CIFC earned portfolio sub-advisory fees for its role as sub-advisor for a portfolio owned by an affiliate of CIFC in accordance with a Portfolio Sub-Advisory Agreement. Such affiliate is a related party of CIFC and is a majority member of CIFC Parent. See Note 12, Other Income.

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

21. RISKS AND UNCERTAINTIES

        The Company is exposed to the risk of loss if a borrower fails to perform its obligations under contractual terms and the collateral held, if any, is insufficient to repay the outstanding loan principal and interest balances ("default risk"). The Company has established policies and procedures for mitigating credit risk on loans held as collateral for sponsored funds, including periodic reviews of the quality of borrowers to measure potential for change in credit risk and of the adequacy of collateral held.

Concentrations of Credit Risk

        The Company's exposure to credit risk, both default and credit spread, associated with the loan collateral activities is measured on an individual loan basis, as well as by groups of loans that share similar attributes, generally pools of loans in sponsored funds. Concentrations of credit risk can be affected by changes in political, industry, or economic factors. To reduce the potential for concentration risk, ongoing credit exposure and quality is monitored to address changing borrower(s) and economic conditions.

        At December 31, 2009, the largest concentrations of credit risk related to loans serving as collateral in the seven sponsored funds were in the health care industry and the business equipment & services industry. The par value of such collateral at December 31, 2009 totaled $336.9 million and $310.5 million, respectively, representing 9.6% and 8.9% of total collateral in the seven sponsored funds.

        At December 31, 2008, the largest concentrations of credit risk related to loans serving as collateral in the seven sponsored funds were in the business equipment & services industry and the health care industry. The par value of such collateral at December 31, 2008 totaled $288.6 million and $269.3 million, respectively, representing 8.1% and 7.5% of total collateral in the seven sponsored funds.

Basis Risk

        The Company is exposed to a certain degree of basis risk relating to sponsored funds. Basis risk refers to the risk that a change in prevailing interest rates will not affect the prices of or yields on financial instruments in exactly equal amounts or will not be reset at exactly the same time. The interest rates on individual loans held in the sponsored funds are reset at various dates in accordance with the individual loans' terms. The interest rates on the liabilities of the sponsored funds are reset quarterly. As a result, the interest rates may differ between the assets and the liabilities for certain periods of time.

22. SUBSEQUENT EVENTS

        In January 2010, the Company adopted a Restricted Units Award Agreement whereby certain employees were granted restricted Series A-1 Preferred member units of CIFC Parent as compensation for their service to the Company. The restricted units become vested in three equal installments on each of the first, second and third anniversaries of the effective date of the grant.

        In April 2010, the Board declared and paid a $2.1 million dividend to CIFC Parent. In May 2010, the Board declared and paid a $3.0 million dividend to CIFC Parent. In July 2010, the Board declared

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

and paid a $1.0 million dividend to CIFC Parent. In December 2010, the Board declared and paid a $1.2 million dividend to CIFC Parent.

        In December 2010, CIFC acquired CypressTree, the collateral manager for the seven CypressTree CLOs and two smaller funds, from Primus Asset Management, Inc. ("Primus"), a subsidiary of Primus Guaranty Ltd. There was no consideration paid to Primus as of the date that the transaction closed. In December 2010 CIFC paid $38 thousand to Primus, with additional contingent consideration expected to be paid assuming certain conditions are met. It is expected that this purchase will be accounted for as a business combination under ASC 805, Business Combinations, and Management is in the process of determining the preliminary purchase accounting.

        In December 2010, Deerfield Capital Corp. (NASDAQ: DFR) ("DFR") and CIFC announced their entry into a definitive agreement to which CIFC will merge with DFR. The merger, which is subject to various closing conditions including approval by DFR's stockholders, is expected to close in the first part of 2011.

        CIFC has performed an evaluation of subsequent events through February 11, 2011, the date the financial statements were issued.

23. RESTATEMENT

        Subsequent to the issuance of the Company's 2008 financial statements, the Company's management determined that the investments in the residual tranches of its sponsored funds required restatement. The investments in the residual tranches of its sponsored funds were previously classified as held-to-maturity securities and carried at amortized cost. The Company has now concluded that, while it had the intent to hold the securities to maturity, it did not have the ability to hold the securities to maturity since certain features of the securities may cause the Company to receive less than substantially all of its initially recorded investment. As a result, held-to-maturity classification and amortized cost carrying value were not permissible. The Company has changed the categorization of the investments to trading securities and accounted for such securities at fair market value, with changes to fair market value reported in earnings as unrealized holding gains and losses.

        In addition, the Class B Notes issued by the consolidated sponsored fund were previously misclassified as non-controlling interest in net assets in prior years. The Company has now concluded that the Class B Notes contain features that are characteristic of a liability and should have been reported in the liabilities section of the consolidated balance sheets. Cash distributions to the Class B note holders previously accounted for as a reduction of the non-controlling interest have now been changed to Interest expense.

        Also, management determined that the loss on sale of certain loans in the consolidated sponsored fund was overstated. This overstatement resulted in an adjustment to the net realized gain/(loss) on sales of loans in consolidated sponsored funds for the year ended December 31, 2008 on the consolidated statement of operations and loans in consolidated sponsored funds as of December 31, 2008.

        The tables presented below reflect a summary of the effects of the restatement adjustments (included in the column labeled "Restatements") on the consolidated financial statements for the respective restated periods.

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

        Management also determined that there were certain other immaterial errors residing in the prior year financial statements that should be corrected. Such corrections are reflected in the "Other immaterial Adjustments" column in the table that follows. In addition, the Company did make certain immaterial reclassifications to previously issued 2009 consolidated financial statements.

	December 31, 2008
	Previously Reported	Restatements		Other Immaterial Adjustments	As Restated
CONSOLIDATED BALANCE SHEET
Assets:
Loans in consolidated sponsored fund	$558,808	$676	(c)	$2,113	$561,597
Investment in sponsored funds	25,806	(4,403	)(a)	—	21,403
Accrued income from investments in sponsored funds	381	(381	)(a)	—	—
Prepaid interest expense in consolidated sponsored fund	—	2,659	(b)	—	2,659
Liabilities:
Due to Class B Note holders and Income Note holders of consolidated sponsored fund	—	48,000	(b)	—	48,000
Due to brokers	—	—		2,113	2,113
Non-controlling interest:
Non-controlling interest in net assets of consolidated sponsored fund	35,991	(35,991	)(b)	—	—
Stockholders' equity:
Retained deficit	(24,688)	(13,458)		—	(38,146)
	For the Year Ended December 31, 2008
	Previously Reported	Restatements		Other Immaterial Adjustments	As Restated
CONSOLIDATED STATEMENTS OF OPERATIONS
Interest income	$38,643	$—	(c)	$(756)	$37,887
Interest expense	(24,815)	(7,200	)(b)	2,590	(29,425)
Net realized gain/(loss) on sales of loans in consolidated sponsored fund		676	(c)	(1,834)	(1,158)
Unrealized gain/(loss) on investment in sponsored funds	—	768	(a)	—	768
Non-controlling interest in income/(loss) of consolidated sponsored fund	2,131	(2,131	)(b)	—	—
Net Loss	(2,431)	(7,887)		—	(10,318)
	For the Year Ended December 31, 2008
	Previously Reported	Restatements		Other Immaterial Adjustments	As Restated
CONSOLIDATED STATEMENTS OF CASH FLOWS
Net cash provided by/(used in) operating activities	$751,876	$(8,963)		$—	$742,913
Net cash (used in)/provided by investing activities	$98,581	$(3,046)		$—	$95,535
Net cash provided by/(used in) financing activities	$(837,664)	$12,009		$—	$(825,655)

(a)
Change in classification of the Investments in consolidated sponsored funds from Held To Maturity to Trading.

(b)
Change in classification of the Class B Notes of CIFC Funding 2007-IV, Ltd., from Non Controlling Interst to Liability.

(c)
Adjustment to Realized gain/(loss) on sales of loans in consolidated sponsored funds.

COMMERCIAL INDUSTRIAL FINANCE CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AS OF DECEMBER 31, 2009 AND 2008 (AS RESTATED) AND FOR THE YEARS ENDED
DECEMBER 31, 2009, 2008 (AS RESTATED) AND 2007 (AS RESTATED)

	For the Year Ended December 31, 2007
	Previously Reported	Restatements		Other Immaterial Adjustments	As Restated
CONSOLIDATED STATEMENTS OF OPERATIONS
Interest income	$101,375	$—	(c)	$(183)	$101,192
Interest expense	(69,968)	(2,149	)(b)	—	(72,117)
Net realized gain/(loss) on sales of loans in consolidated sponsored fund	—	—	(c)	308	308
Net realized gain/(loss) on sales of loans in consolidated warehouse subsidiary	—	—	(c)	(125)	(125)
Unrealized gain/(loss) on investment in sponsored funds	—	(5,553	)(a)	—	(5,553)
Non-controlling interest in income/(loss) of consolidated sponsored fund	(2,131)	2,131	(b)	—	—
Net Loss	(23,014)	(5,571)		—	(28,585)
	For the Year Ended December 31, 2007
	Previously Reported	Restatements		Other Immaterial Adjustments	As Restated
CONSOLIDATED STATEMENTS OF CASH FLOWS
Net cash provided by/(used in) operating activities	$(592,614)	$397		$—	$(592,217)
Net cash (used in)/provided by investing activities	$(136,565)	$(397)		$—	$(136,962)
Net cash provided by/(used in) financing activities	$736,121	$—		$—	$736,121

(a)
Change in classification of the Investments in consolidated sponsored funds from Held To Maturity to Trading.

(b)
Change in classification of the Class B Notes of CIFC Funding 2007-IV, Ltd., from Non Controlling Interst to Liability.

(c)
Adjustment to Realized gain/(loss) on sales of loans in consolidated sponsored funds.

* * * * * *

COMMERCIAL INDUSTRIAL FINANCE CORP.

COMMERCIAL INDUSTRIAL FINANCE CORP.

CONDENSED CONSOLIDATED INTERIM BALANCE SHEETS (UNAUDITED)

	September 30, 2010	December 31, 2009
	(in thousands, except share amounts)
ASSETS
Cash and cash equivalents	$5,159	$2,616
Deposits	134	352
Receivables:
Collateral management fee receivable	—	3,318
Other receivables	3	198
Furniture, equipment and leasehold improvements, net of accumulated depreciation and amortization of $1,223 and $970, respectively	428	680
Deferred tax asset	12,326	15,543
Other assets	196	547
Assets held in consolidated sponsored funds:
Restricted cash	193,908	20,604
Loans, net of allowance for loan losses of $10,122 and $13,479, respectively	546,396	546,420
Loans (fair value)	2,596,107	—
Accrued interest on loans	9,581	1,811
Prepaid interest expense	8,959	3,499
Due from brokers	11,570	7,669

Total Assets	$3,384,767	$603,257

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Compensation payable	$997	$1,467
Accounts payable and other accrued expenses	527	375
Deferred compensation	1,669	1,621
Liabilities of consolidated sponsored funds:
Due to note holders (amortized cost)	530,000	530,000
Due to Class B Note holders and Income Note holders (amortized cost)	53,834	53,212
Due to note holders (fair value)	2,531,292	—
Accrued interest on financing	4,203	153
Accounts payable and other accrued expenses	413	16
Due to brokers	123,365	6,566

Total Liabilities	$3,246,300	$593,410

COMMITMENTS: (Note 12)
STOCKHOLDERS' EQUITY:
Common shares ($.001 par value) 100 shares authorized, 1 share issued and outstanding	$—	$—
Additional paid in capital	50,604	52,787
Notes receivable from stockholders	(839)	(950)
Retained deficit	(37,190)	(41,990)
Appropriated retained earnings of consolidated sponsored funds	125,892	—

Total Stockholders' Equity	$138,467	$9,847

Total Liabilities and Stockholders' Equity	$3,384,767	$603,257

The notes to the condensed consolidated interim financial statements are an integral part of these condensed consolidated interim financial statements.

COMMERCIAL INDUSTRIAL FINANCE CORP.

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Nine Months Ended September 30,
	2010	2009
	(in thousands, except share amounts)
REVENUES:
Consolidated sponsored funds:
Interest income on loans	$103,728	$20,902
Interest expense on notes	(74,372)	(12,862)

Net interest income from consolidated sponsored funds	$29,356	$8,040
Provision for loan losses in consolidated sponsored funds	(2,919)	(19,559)

Net interest income / (loss) after provision for loan losses	$26,437	$(11,519)
Net realized gain / (loss) on sales of loans in consolidated sponsored funds	40,383	(2,252)
Unrealized gain on loans in consolidated sponsored funds	72,735	—
Net realized loss on repayment of due to note holders of consolidated sponsored funds	(7,585)	—
Unrealized loss on due to note holders of consolidated sponsored funds	(183,899)	—
Collateral management fees	—	14,013
Income from investments in sponsored funds	—	3,207
Unrealized loss on investment in consolidated sponsored funds	—	1,200
Interest on Class D Notes	—	259
Other income	302	191

Total Revenues	$(51,627)	$5,099

EXPENSES:
Compensation and benefits	$6,103	$6,894
Professional fees	690	1,775
Other operating expenses	1,818	2,486
Other operating expenses of consolidated sponsored funds	2,560	570

Total Expenses	$11,171	$11,725

LOSS BEFORE INCOME TAX EXPENSE	$(62,798)	$(6,626)
INCOME TAX EXPENSE	(3,361)	(4,593)

LOSS FROM CONTINUING OPERATIONS	$(66,159)	$(11,219)

DISCONTINUED OPERATIONS
Loss from operations of discontinued subsidiary	$—	$(2,562)
Income tax benefit	—	518

LOSS ON DISCONTINUED OPERATIONS	$—	$(2,044)

NET LOSS	$(66,159)	$(13,263)

NET LOSS ATTRIBUTABLE TO CONSOLIDATED SPONSORED FUNDS	$(69,972)	$(15,896)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$3,813	$2,633

The notes to the condensed consolidated interim financial statements are an integral part of these condensed consolidated interim financial statements.

COMMERCIAL INDUSTRIAL FINANCE CORP.

CONDENSED CONSOLIDATED INTERIM STATEMENT OF CHANGES IN STOCKHOLDER'S
EQUITY (UNAUDITED) FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

(in thousands, except share amounts)	Common Shares		Additional Paid in Capital	Notes Receivable from Stockholders	Appropriated Retained Earnings/ (Deficit)	Retained Earnings/ (Deficit)	Total Stockholders' Equity
	Shares	Par Value
BALANCE—January 1, 2010	1	$—	$52,787	$(950)		$(41,990)	$9,847
Transition adjustment relating to consolidation of sponsored funds					200,664		200,664
Net income/(loss) attributable to consolidated sponsored funds					(74,772)	4,800	(69,972)
Net income attributable to common stockholders						3,813	3,813
Stock-based compensation			104				104
Dividends paid			(2,287)			(3,813)	(6,100)
Repayment of notes issued to stockholders				111			111

BALANCE—September 30, 2010	1	$—	$50,604	$(839)	$125,892	$(37,190)	$138,467

The notes to the condensed consolidated interim financial statements are an integral part of these condensed consolidated interim financial statements.

COMMERCIAL INDUSTRIAL FINANCE CORP.

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Nine Months Ended September 30,
	2010	2009
	(in thousands, except share amounts)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(66,159)	$(13,263)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation	253	797
Write-off of fixed assets on discontinued operations	—	277
Stock-based compensation	104	—
Tax benefit	3,217	4,665
Unrealized loss on investment in sponsored funds	—	(1,200)
Cash distributions in excess of accrual	—	1,294
Consolidated Sponsored Funds:
Unrealized gain on loans	(72,735)	—
Unrealized loss on due to note holders of consolidated sponsored funds	183,899	—
Realized (gain) / loss on sale of loans	(40,383)	2,252
Net realized loss on repayment of due to note holders	7,585	—
Accretion on income notes	622	—
Provision for loan losses	2,919	19,559
(Increase) / Decrease in Operating Assets:
Accrued CLO collateral management fees	—	(188)
Accrued income from investment in Class D Notes	—	27
Tax refund receivable	38	(618)
Other current assets	511	1,062
Consolidated Sponsored Funds:
Purchases of loans	(727,329)	(56,480)
Proceeds from sale of loans	744,599	51,937
Accrued interest on loans	521	106
Prepaid interest expense	(5,460)	(1,504)
Due from brokers	12,549	(3,281)
Increase / (Decrease) in Operating Liabilities:
Interest payable on borrowings	—	(298)
Compensation payable	(470)	(3,388)
Accounts payable and accrued expenses	149	(191)
Deferred compensation	48	11
Consolidated Sponsored Funds:
Interest accrued on financing	691	(523)
Accounts payable and accrued expenses	(12)	(374)
Due to brokers	70,990	2,966

Net cash provided by operating activities	$116,147	$3,645

CASH FLOWS FROM INVESTING ACTIVITIES:
Other investment	$—	$(123)
Maturity of certificate of deposit	218	—
Consolidated Sponsored Funds:
Increase in restricted cash	(32,833)	1,229

Net cash (used in) / provided by investing activities	$(32,615)	$1,106

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends paid	$(6,100)	$(9,001)
Repayment of borrowings	—	(18,000)
Repayment of notes issued to stockholders	111	116
Consolidated Sponsored Funds
Repayment of due to note holders	(75,000)	—

Net cash used in financing activities	$(80,989)	$(26,885)

NET INCREASE / (DECREASE) IN CASH AND CASH EQUIVALENTS	$2,543	$(22,134)
CASH AND CASH EQUIVALENTS—BEGINNING OF PERIOD	2,616	28,578

CASH AND CASH EQUIVALENTS—END OF PERIOD	$5,159	$6,444

SUPPLEMENTAL CASH INFORMATION:
Interest paid	$79,140	$15,124
Taxes paid	144	65
SUPPLEMENTAL NON-CASH INFORMATION:
Assets from consolidation of the sponsored funds	$203,982
Assets eliminated due to the consolidation of the sponsored funds	(3,318)
Net assets from the consolidation of the sponsored funds	200,664

        The notes to the condensed consolidated interim financial statements are an integral part of these condensed consolidated interim financial statements.

COMMERCIAL INDUSTRIAL FINANCE CORP.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED)

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

1. BUSINESS, ORGANIZATION AND OPERATIONS

        Commercial Industrial Finance Corp. ("CIFC") is a Delaware corporation established in November 2005 and is a specialized credit asset manager. CIFC sources senior secured corporate loans and equivalent exposures from banks on a wholesale, non-competitive basis in primary and secondary markets. CIFC has constructed, securitized and currently manages portfolios of senior secured corporate loans for institutional investors.

        As part of this activity, CIFC currently acts as collateral manager for seven Collateralized Loan Obligations ("CLOs"). Such CLOs are also referred to as the sponsored funds in the condensed consolidated interim financial statements and these notes to the condensed consolidated interim financial statements. As collateral manager, CIFC purchases assignments in syndications, club loans and bilateral arrangements, as well as second lien tranches, and revolving credit and delayed draw facilities. CIFC is registered with the U.S. Securities and Exchange Commission as an Investment Adviser under the Investment Advisers Act of 1940, as amended.

        CIFC had a wholly-owned subsidiary, CIFC International, Ltd. ("UK Sub"). The UK Sub was an entity incorporated in the United Kingdom to provide credit advisory services relating to European and other non-U.S. loans. The subsidiary's functional currency was the United States Dollar. In March 2009, CIFC elected to discontinue the operations of the UK Sub, and the UK Sub was dissolved in 2010. All revenue and expense items related to the UK Sub have been reclassified to Discontinued Operations in the condensed consolidated interim statements of operations. See Note 14, Discontinued Operations.

        In addition, the condensed consolidated interim financial statements include the accounts of variable interest entities ("VIEs") where CIFC was deemed to be the primary beneficiary, referred to as the consolidated sponsored funds ("Consolidated Sponsored Funds"). CIFC, its wholly owned subsidiary and the consolidated sponsored funds are collectively referred to as the "Company." See Note 2, Summary of Significant Accounting Policies, Consolidation and Transactions Involving Special Purpose Vehicles.

        In 2009, the Board of Directors of the Company (the "Board") determined that the use of a holding company structure for the CIFC business would provide CIFC with a more flexible and efficient structure in which to operate and pursue strategic initiatives. The Board determined that the use of a limited liability company, rather than a corporation, as the holding company would further enhance the flexibility and efficiency of the holding company structure. In December 2009, such reorganization of CIFC (the "Reorganization") was effected and the following actions were taken:

  •
  CIFC formed a wholly-owned subsidiary, CIFC Parent Holdings LLC ("CIFC Parent"), a Delaware limited liability company.

  •
  CIFC Parent formed a wholly-owned subsidiary, CIFC Merger Sub Inc., a Delaware corporation.

  •
  CIFC merged with CIFC Merger Sub, Inc., with CIFC continuing as the surviving entity. As a result, CIFC became a wholly-owned subsidiary of CIFC Parent, and CIFC Parent became the holding company for the CIFC business.

        On December 1, 2009, the effective date of the Reorganization, stockholders of CIFC became owners of units in CIFC Parent. CIFC's existing stockholders agreement and stock purchase

COMMERCIAL INDUSTRIAL FINANCE CORP.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED) (Continued)

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

agreements were terminated, and the owners of units in CIFC Parent became bound by the terms and provisions of the CIFC Parent Limited Liability Company Agreement.

        As a result of the Reorganization, the sole outstanding share of CIFC is owned by CIFC Parent, and all treasury stock shares have been canceled. In December 2009, the Board approved the Fifth Amended and Restated Certificate of Incorporation. Each share of Series A Preferred Stock was reclassified and changed into one share of Common Stock and each share of Series A-1 Preferred Stock was reclassified and changed into one share of Common Stock. In addition, after giving effect to the reclassification of the Series A Preferred Stock and the Series A-1 Preferred Stock, all of the issued and outstanding shares of Common Stock were reclassified and changed into one share of Common Stock.

        In conjunction with the Reorganization, certain assets owned by CIFC were transferred to CIFC Parent on December 1, 2009 as a dividend in kind. Such assets were comprised of CIFC's investments in the residual tranches of its sponsored funds and CIFC's investment in the Class D Notes of one of its sponsored funds. For tax purposes, any excess of the fair market value of each security over the tax basis of such security on the date of transfer generated a realized gain taxable to CIFC. Any excess of the tax bases of such securities over the fair market values were not tax deductible.

        As a result of the transfer, CIFC's investments in the residual tranches of its sponsored funds and its investment in the Class D Notes of one of its sponsored funds, as well as any associated interest receivable balance relating to the Class D Notes, are not reflected on the condensed consolidated interim balance sheet at September 30, 2010.

        The following table presents the balances that were transferred from the accounts of CIFC as a result of the Reorganization (in thousands):

Account	Balance Transferred
Investments in residual tranches of sponsored funds transferred at fair market value	$26,897
Investment in Class D Notes transferred at fair market value	3,610
Income accrued on Class D Notes	29

Reduction in stockholders' equity account	$30,536

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation—These condensed consolidated interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which include industry practices. The condensed consolidated interim financial statements exclude some of the disclosures contained in the annual financial statements, and these condensed consolidated interim financial statements should be read in conjunction with the annual financial statements. Management believes it has made the necessary adjustments (consisting of only normal or recurring accruals) so that the condensed consolidated interim financial statements are presented fairly. Results of any interim period are not necessarily indicative of the entire year. All intercompany account balances and transactions have been eliminated in consolidation.

COMMERCIAL INDUSTRIAL FINANCE CORP.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED) (Continued)

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

        Use of Estimates—The preparation of condensed consolidated interim financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and disclosures at the date of the condensed consolidated interim financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates are made primarily for valuation of loans, debt, trading and available-for-sale securities, realization of the net deferred tax asset, allowance for loan losses, interest expense on the Class B Notes and the Class C Notes ("Income Notes") in CIFC Funding 2007-IV, Ltd. ("2007-IV"), accretion of the Income Notes, compensation and returns on investments in sponsored funds.

        Consolidation and Transactions Involving Special Purpose Vehicles—The condensed consolidated interim financial statements include the accounts of the Company, its wholly owned subsidiary and other entities in which the Company has a controlling financial interest, including the consolidated sponsored funds, for which CIFC is deemed to be the primary beneficiary. CIFC consolidates seven CLOs as of September 30, 2010 and one CLO and its wholly owned subsidiaries as of December 31, 2009 (see below for a discussion of ASC Topic 810).

        As collateral manager, CIFC selects and arranges for the purchase of loans through Special Purpose Vehicles ("SPVs"). During the loan accumulation period by the SPV (the "Warehouse Period"), a warehouse facility provider finances the acquisition of loans into the SPV. When the aggregate value of loans reaches a pre-determined amount (the "Warehouse Size"), the SPV typically repays the funded principal balance and accrued interest to the warehouse facility provider through the issuance of debt and preferred securities (the "Securitization"). If such a Securitization takes place, the SPV is referred to as a CLO. If the term of the warehouse facility matures and a Securitization does not take place, the warehouse facility will be discontinued in accordance with the warehouse agreement. CIFC provides collateral management services to the SPV during the Warehouse Period and over the life of the CLO.

        Effective January 1, 2010, the Company adopted Accounting Standards Codification ("ASC") Topic 810, Consolidation, which modified the previous analysis required to determine whether an enterprise's variable interest(s) give it a controlling financial interest in entities that are variable interest entities ("VIEs"). This analysis identifies the primary beneficiary of a VIE as the enterprise that has both the power to direct the activities and an obligation to absorb losses or the right to receive benefits that could be potentially significant to a VIE. The Company is required to consolidate the VIE if it is determined to be the primary beneficiary.

        The Company's current involvement with VIEs is as the collateral manager for the CLOs. The Company performed an analysis to determine if it is the primary beneficiary under ASC 810. The analysis indicated that CIFC has the power to direct the activities of each CLO. In addition, both the Subordinate and Incentive Management Fees earned by the Company and CIFC Parent's investment in the residual tranches issued by the CLOs, could potentially cause CIFC to absorb losses or receive benefits that are significant to each CLO. The analysis concluded that CIFC is the primary beneficiary of the CLOs under management and therefore, the CLOs under management are required to be consolidated into CIFC's financial statements.

        Although these CLOs are consolidated as of September 30, 2010, the assets of the CLOs are not available to CIFC for its general operations or in satisfaction of its debt obligations. CIFC does not

COMMERCIAL INDUSTRIAL FINANCE CORP.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED) (Continued)

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

have any rights to or ownership of these assets. The assets of the CLOs are restricted solely to satisfy the liabilities and obligations of the CLOs. Similarly, CIFC does not have any duty to settle the liabilities and obligations of the CLOs. In addition, management fees and management fees receivable were eliminated in consolidation. CIFC has no contractual duty to fund or provide other financial support to any CLO.

        The assets and liabilities of the CLOs are reflected on the condensed consolidated interim balance sheet as Assets held in and Liabilities of consolidated Sponsored Funds, respectively.

        Loans in 2007-IV—The loans in 2007-IV are classified as held for investment. The loans are reported at amortized cost value less an allowance for loan losses (see Note 7, Allowance for Loan Losses in Sponsored Funds below).

        Fair Value of Financial Instruments—GAAP establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors, including the type of financial instrument, the characteristics specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted pries in active markets generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. A description of the fair value hierarchy as well as its application to CIFC's loan and debt portfolios can be found in Note 3, Fair Value Measurements.

        Loans and Debt of Consolidated Sponsored Funds held at Fair Value—The fair value of the loans and debt of the Consolidated Sponsored Funds are generally determined on the basis of prices between market participants provided by reputable dealers or pricing services. In some instances, the Company may utilize internally developed models.

        Loans and Debt of 2007-IV held at Amortized Cost—the loans and debt of 2007-IV are reported at amortized cost on the condensed consolidated interim balance sheet. The fair value of the loans and debt of 2007-IV, as reported in Note 6, Investments in Sponsored Funds, is generally determined on the basis of prices between market participants provided by reputable dealers or pricing services. In some instances, the Company may utilize internally developed models.

        Discontinued Operations—Discontinued operations are reflected on the condensed consolidated interim statements of operations in accordance with the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (codified as ASC 360). The results of the UK Sub, which was discontinued in 2009, have been classified as Discontinued Operations (see Note 14).

        Cash and Cash Equivalents—Cash and cash equivalents include cash on hand and deposits with banks with original maturities of 90 days or less.

        Restricted Cash in Consolidated Sponsored Funds—Restricted cash in consolidated sponsored funds represents cash and cash equivalents held by the consolidated sponsored funds for reinvestment and payment of interest to note holders.

COMMERCIAL INDUSTRIAL FINANCE CORP.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED) (Continued)

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

        Due to Brokers/Due from Brokers—The investment activity of the consolidated sponsored funds is recorded on a trade date basis. Unsettled trades at the end of the period will create receivables/payables to the counterparties which have been recorded as due from brokers or due to brokers on the condensed consolidated interim balance sheets.

  Revenues:

        Net Interest Income from Consolidated Sponsored Funds—Net interest income on the consolidated sponsored funds includes interest income on loans less interest expense on notes issued by the consolidated sponsored funds.

        Collateral Management Fees—Collateral management fees are derived from CIFC's role as the collateral manager for the sponsored funds. Such fees are calculated in accordance with negotiated agreements and are earned and recorded on an accrual basis throughout the life of each sponsored fund. The collateral management fees of the consolidated sponsored funds were eliminated in consolidation.

        Other Income—Other income includes interest income, portfolio sub-advisory fees, advisory fees, administrative fees and other miscellaneous items. Interest income is earned on cash and money market investments. Sub-advisory fees are derived from CIFC's role as sub-advisor and are recorded when earned. Advisory fees are derived from CIFC's role as advisor and are recorded when earned. Administrative fees are derived from CIFC's role as administrator for a related party, CIFC Parent, in accordance with the Intercompany Services Agreement between CIFC and CIFC Parent.

        Income Taxes—CIFC accounts for income taxes under FASB SFAS No. 109, Accounting for Income Taxes (codified as ASC 740) which requires recognition of deferred tax liabilities and deferred tax assets for the expected future tax consequences of events that have been included in the condensed consolidated interim financial statements or tax returns. Deferred tax liabilities and deferred tax assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

        CIFC records net deferred tax assets to the extent it believes these assets will more likely than not be realized. In making such determination, ASC 740 requires consideration of all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations. In the event CIFC was to determine that it would be unable to realize deferred income tax assets in the future in excess of their net recorded amount, CIFC would make an adjustment to the valuation allowance which would impact the provision for income taxes.

        Interest Expense of Consolidated Sponsored Funds—CLOs typically issue a series of notes with varying levels of subordination. The senior notes generally represent 70% to 80% of the total liabilities of each CLO. The most senior notes are issued at a specified spread over the London Interbank Offered Rate ("LIBOR") and under a defined payment waterfall which provides them with the first claim on the cash paid out by the CLO's investments. The next tranche(s) in the waterfall are issued at a slightly higher spread over LIBOR. These classes of notes receive payments under the defined payment waterfall from the CLO's investments and are paid only after higher rated tranches are paid. The most junior notes are generally issued as either Preference Shares or Income notes ("Residual

COMMERCIAL INDUSTRIAL FINANCE CORP.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED) (Continued)

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

Tranches") and are not issued with a specified spread over LIBOR, but are entitled to receive any residual cash flow from the CLO's investments after all other classes are paid. The senior notes interest expense is recognized as incurred based on contractual rates. For the Residual Tranches, interest expense is recognized when paid as a reclassification from Unrealized loss on due to note holders of Consolidated Sponsored Funds.

        New Accounting Pronouncements—In July 2010, the FASB issued ASU 2010-20, Receivables—Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses. ASU 2010-20 amends disclosure requirements regarding financing receivables, credit quality of loans and the allowance for loan losses. ASU 2010-20 is effective for reporting periods ending after December 15, 2010. CIFC anticipates additional disclosure as a result of the adoption of ASU 2010-20 in its consolidated financial statements for the year ended December 31, 2010 which will not have a material impact on those consolidated financial statements.

        In June 2009, the FASB issued SFAS 167, Amendments to FIN 46(R) (Codified as ASC 810-10), which amended SFAS No. 140, Transfers and Servicing, and FIN 46(R), Consolidation of Variable Interest Entities. ASC 810-10 significantly changed the criteria by which an enterprise determines whether it must consolidate a VIE. A VIE is an entity which has insufficient equity at risk or which is not controlled through voting rights held by equity investors. Before January 1, 2010, one VIE was consolidated by the Company as CIFC would absorb a majority of the expected losses or expected residual returns created by the assets of the VIE. ASC 810-10 requires that a VIE be consolidated by the enterprise that has both the power to direct the activities that most significantly impact the VIE's economic performance and the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. ASC 810-10 also requires that an enterprise continually reassess, based on current facts and circumstances, whether it should consolidate the VIEs with which it is involved. CIFC adopted ASC 810-10 on January 1, 2010 and determined that the adoption resulted in the consolidation of six additional sponsored funds that were not previously reflected in these condensed consolidated interim financial statements. As part of its analysis, CIFC determined that it had both the power to direct the activities that most significantly impact the economic performance of these sponsored funds as well as the right to receive benefits that could potentially be significant to the sponsored funds as a result of performance and incentive fee provisions in the indenture agreements and CIFC Parent's investments in the residual tranches of the sponsored funds. Although CIFC's investments in the residual tranches of these sponsored funds were transferred to CIFC Parent (as a result of the Reorganization), the consolidation analysis considers all investments in the sponsored funds made by related parties. Such consolidation resulted in an increase in loans in consolidated sponsored funds and liabilities related to sponsored funds. Such consolidation increased assets by $2.7 billion and liabilities by $2.5 billion on the condensed consolidated balance sheet as of January 1, 2010. The consolidation of previously unconsolidated sponsored funds also resulted in an increase in the revenue and expense items related to consolidated sponsored funds on the condensed consolidated interim statements of operations.

3. FAIR VALUE MEASUREMENTS

        FASB SFAS No. 157, Fair Value Measurements, (codified as ASC 820) establishes a single definition for fair value and a framework for measuring fair value. A fair value measurement represents the price at which a transaction would occur between market participants at the measurement date.

COMMERCIAL INDUSTRIAL FINANCE CORP.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED) (Continued)

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

        In accordance with ASC 820, CIFC has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument. The categorization is as follows:

          Level 1— Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that CIFC has the ability to access.

          Level 2— Financial assets and liabilities whose values are based on one or more quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

          Level 3— Financial assets and liabilities whose values are based on prices or valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management's own judgment about the assumptions a market participant would use in pricing the asset or liability.

        The following is a description of the valuation methodologies used for instruments measured at fair value, including the general classification of such instruments pursuant to the valuation hierarchy described above based on their classification in the condensed consolidated interim balance sheets. Management, from time to time, may make adjustments to the valuation methodologies described below under certain market conditions. Management maintains a consistent policy and process for identifying when and how such adjustments should be made. To the extent that a significant fair value adjustment is made by management, the valuation classification would generally be considered Level 3 within the fair value hierarchy. Reclassifications impacting Level 3 of the fair value hierarchy and transfers of financial assets as a result of the Reorganization are reported as transfers in/out of the Level 3 category.

        Loans Held for Investment in the Consolidated Sponsored Funds—Loans held for investment in 2007-IV are carried at amortized cost. A provision for loan losses is recorded with respect to loans at risk of default in the condensed consolidated interim statements of operations, and the loan's carrying value is adjusted accordingly.

        Loans held for investment in the Consolidated Sponsored Funds excluding 2007-IV are held at fair value and are generally priced at a composite of the mid-point in the bid-ask spread of dealer quotes or based on the composite price of a different tranche of the same security if dealer quotes are unavailable for the specific tranche owned. As of September 30, 2010, we classify loans held for investment in the consolidated sponsored fund priced in this manner as Level 2 within the fair value hierarchy. Where no such quotes are available, the price may be based on an internally developed model using composite or other comparable market data and may include unobservable market inputs. Loans held for sale priced in this manner are classified as Level 3 within the fair value hierarchy.

        Long-Term Debt Held in the Consolidated Sponsored Funds —Long-term debt held in 2007-IV includes both senior and residual tranches of the CLO's debt structure, including the residual tranches.

COMMERCIAL INDUSTRIAL FINANCE CORP.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED) (Continued)

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

The long-term debt of 2007-IV is reported in the condensed consolidated interim balance sheet at amortized cost. The residual tranches are currently carried at the fair value determined on December 1, 2009, the date that the Company's investment was transferred to CIFC Parent. The difference between the carrying value and the face value of the residual tranche is being amortized into earnings over the remaining life of the residual tranche.

        Long-term debt held in the consolidated sponsored funds excluding 2007-IV includes both the senior and residual tranches of the CLO's debt structure, including the subordinated notes or preference shares. The fair value for long-term debt held in the consolidated sponsored funds is generally determined with the assistance of an independent fee based pricing service ("Pricing Service"). Long-term debt held in the consolidated sponsored funds valued in this manner is classified as Level 3 within the fair value hierarchy. If the any tranches of the debt structure of the CLOs are not covered by the Pricing Service, the tranche is valued using internally developed models that utilize composite or other comparable market data management believes would be used by market participates, and may include unobservable market inputs. Long-term debt held in the consolidated sponsored funds valued in this manner is classified as Level 3 within the fair value hierarchy.

        As of September 30, 2010 the aggregate fair value of the loans and liabilities carried at fair value within the consolidated sponsored funds was approximately $2.6 billion and $2.5 billion respectively. As of September 30, 2010, the aggregate contractual principal amount of the loans and liabilities of the condensed consolidated interim sponsored funds was $2.8 billion and $2.9 billion, respectively.

        As of September 30, 2010, the loan investments and the debt of six consolidated sponsored funds were held at fair value on the condensed consolidated interim balance sheet.

        The following table presents CIFC's fair value hierarchy as of September 30, 2010 and 2009 (in thousands):

	Fair Value Measurement as of September 30, 2010
	Level 1	Level 2	Level 3	Total
Assets:
Loans of the consolidated sponsored funds(a)	$—	$2,321,430	$274,677	$2,596,107
Liabilities:
Debt of the consolidated sponsored funds(a)	$—	$—	$2,531,292	$2,531,292

(a)
In accordance with revised GAAP consolidation rules, the Company is required to consolidate all VIEs in which it has been identified as the primary beneficiary, including the consolidated sponsored funds in which the Company is presumed to have control. While the Company is required to consolidate the sponsored funds for GAAP purposes, the Company has no ability to utilize the assets of the sponsored funds and there is no recourse to the Company for the sponsored funds' liabilities.

        As a result of the transfer of all Investments in sponsored funds and Class D Notes to CIFC Parent in conjunction with the Reorganization, CIFC did not hold any securities reflected on the condensed consolidated interim balance sheet at fair value as of December 31, 2009.

        There were no significant transfers between Level I and Level II during the nine months ended September 30, 2010.

COMMERCIAL INDUSTRIAL FINANCE CORP.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED) (Continued)

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

        During the nine months ended September 30, 2010 and the nine months ended September 30, 2009, the Company had the following activity in Level 3 assets (in thousands):

	For the nine months ended September 30, 2010
	Beginning Balance	Transfers In Due to Consolidation	Distributions in Excess of Accrual	Purchases	Sales/ Repayments	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Net Transfers to Level 2 Assets	Ending Balance
Level 3 Assets:
Loans of the consolidated sponsored funds	$—	$254,190	$—	$90,306	$(56,052)	$11,567	$(508)	$(24,826)	$274,677
Level 3 Liabilities:
Liabilities of the consolidated sponsored funds	—	(2,414,808)	—	—	75,000	(7,585)	(183,899)	—	(2,531,292)

	For the nine months ended September 30, 2009
	Beginning Balance	Transfers In Due to Consolidation	Distributions in Excess of Accrual	Purchases	Sales/ Repayments	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Net Transfers to Level 2 Assets	Ending Balance
Level 3 Assets:
Investments in Sponsored Funds at fair value	$21,403	$—	$(1,294)	$—	$—	$—	$1,200	$—	$21,309
Investment in Class D Notes at fair value	2,588	—	—	—	—	—	1,111	—	3,699

        Transfers in and out of Level III financial assets and liabilities were due to changes in the observability of inputs used in the valuation of such assets and liabilities.

COMMERCIAL INDUSTRIAL FINANCE CORP.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED) (Continued)

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

4. PREPAID INTEREST EXPENSE

        Interest expense on the Class B Notes of 2007-IV is calculated in accordance with ASC 470, Debt,. Interest expense on the Class B Notes is calculated utilizing an implied yield of fifteen percent (15%) as per the indenture agreement. Any excess cash distributions made by the 2007-IV to the Class B note holders are reflected on the condensed consolidated interim balance sheets as Prepaid Interest Expense in Consolidated Sponsored Funds. Prepaid Interest Expense in the Consolidated Sponsored Funds as of September 30, 2010 and December 31, 2009 was $9.0 million and $3.5 million, respectively.

5. FURNITURE, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

        As of September 30, 2010 and December 31, 2009, furniture, equipment and leasehold improvements consist of the following (in thousands):

	September 30, 2010	December 31, 2009
Furniture and fixtures	$487	$487
Hardware	268	268
Software	194	193
Leasehold improvements	702	702
Less: accumulated depreciation and amortization	(1,223)	(970)

Fixed assets, net	$428	$680

        There were no additions or disposals by CIFC during the nine months ended September 30, 2010 and 2009, except as disclosed in Note 14, Discontinued Operations.

6. INVESTMENTS IN SPONSORED FUNDS

        As of September 30, 2010, as a result of the Reorganization, CIFC did not hold any investments in the residual tranches of its sponsored funds. During 2009, such investments, over the time they were held by CIFC, were classified as trading and reported at fair market value.

        The following table presents the changes in the fair market value of the investments in the residual tranches of its sponsored funds from January 1, 2009 to September 30, 2009 for six unconsolidated sponsored funds (in thousands).

CLO Name	Fair Market Value as of 1/1/09	2009 Change in Fair Value	Purchases	2009 Cash Distributions in Excess of Accrual	Unrealized Gain / (Loss)	Realized Gain / (Loss)	Fair Market Value as of 9/30/09
CIFC Funding 2006-I	$4,109	$336	$—	$(35)	$371	$—	$4,445
CIFC Funding 2006-IB	2,741	(283)	—	(525)	242	—	2,458
CIFC Funding 2006-II	6,285	(702)	—	(347)	(355)	—	5,583
CIFC Funding 2007-I	2,333	197	—	(254)	451	—	2,530
CIFC Funding 2007-II	3,332	246	—	(34)	280	—	3,578
CIFC Funding 2007-III	2,603	113	—	(98)	211	—	2,716

TOTAL	$21,403	(93)	—	(1,293)	1,200	—	21,310

COMMERCIAL INDUSTRIAL FINANCE CORP.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED) (Continued)

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

        The company also held an investment in CIFC Funding 2007-IV at September 30, 2009 with a carrying value of $13.1 million. The investment was eliminated in consolidation. There were no additional investments in sponsored funds made by CIFC during the nine months ended September 30, 2009.

        For the nine months ended September 30, 2010 and 2009, the net income (loss) attributed to consolidated sponsored funds of ($70.0) million and ($15.9) million, respectively, was consolidated by the Company. Management fees from the Consolidated Sponsored Funds of $15.5 million and $1.6 million were eliminated in consolidation in the nine month periods ended September 30, 2010 and 2009, respectively.

        The fair market value of the loans and debt in the consolidated sponsored funds reported at amortized cost is disclosed in accordance with FASB SFAS No. 107, Disclosures about Fair Value of Financial Instruments, (codified as ASC 825-10), which requires disclosure of the estimated fair value of certain financial instruments. At September 30, 2010 and December 31, 2009, the estimated fair value of the loans in 2007-IV was $539.5 million and $515.9 million,. At September 30, 2010 and December 31, 2009, the estimated fair value of the debt in 2007-IV was $536.4 million and $518.0 million, respectively.

7. ALLOWANCE FOR LOAN LOSSES IN SPONSORED FUNDS

        The following table summarizes the changes in the allowance for loan losses in consolidated sponsored funds for the nine months ended September 30, 2010 and 2009 (in thousands):

	2010	2009
Allowance for loan losses, beginning of period	$13,479	$14,367
Provision for loan losses	4,743	19,559
Charge-offs	(6,276)	(11,361)
Recoveries	(1,824)	—

Allowance for loan losses, end of period	$10,122	$22,565

        For the nine months ended September 30, 2010 and 2009, CIFC did not recognize $0.5 million and $0.9 million respectively of accrued interest income on loans in consolidated sponsored funds, as a result of placing the subject loans on non-accrual status.

8. BORROWINGS

        In May 2009, CIFC repaid its $18.0 million outstanding credit facility in full plus $0.1 million in accrued interest. As a result, CIFC has no outstanding borrowings as of September 30, 2010 and December 31, 2009. Interest expense associated with this facility for the nine months ended September 30, 2009 was $0.3 million, and is classified as Interest on borrowings on the condensed consolidated interim statement of operations.

        CIFC previously deferred fees and other direct incremental costs incurred in connection with its borrowings and classified these fees as Deferred Debt Issuance Costs on the consolidated balance sheets. Recognition of Deferred Debt Issuance Costs for the nine months ended September 30, 2009

COMMERCIAL INDUSTRIAL FINANCE CORP.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED) (Continued)

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

was $0.5 million. In 2009, in connection with CIFC's repayment of the credit facility in full, all remaining deferred debt issuance costs were expensed, and removed from the balance sheet.

9. DEFERRED COMPENSATION

        CIFC adopted a non-qualified deferred compensation plan (the "Plan") whereby certain employees may defer compensation into an unfunded deferred compensation plan which will be indexed to investment funds sponsored by CIFC. In January 2009, the Plan was amended to comply with section 409A of the Internal Revenue Code, an anti-manipulation provision that became effective as of January 1, 2009, and to clarify the investment and re-investment process and the allocation of income from Plan assets.

        During previous years, qualified employees elected to defer $1.2 million of their compensation into the Plan. Such amounts were contributed in 2007 and 2006, and no amount of 2010 or 2009 compensation was deferred. Accrued compensation expense recorded during the nine months ended September 30, 2010 and 2009 relating to the deferred compensation amounted to $0.1 million in each period. In addition, during the periods ended September 30, 2010 and 2009, deferred compensation payments were made to certain terminated employees in the aggregate amount of $0.1 million and $0, respectively.

10. MANAGEMENT FEES AND OTHER INCOME

        CIFC receives collateral management fees from its seven sponsored funds. Collateral management fees earned for the nine months ended September 30, 2010 and 2009 for the seven sponsored funds were $15.5 million and $15.6 million, respectively. Of this amount, $15.5 million and $1.6 million, respectively, relates to the consolidated sponsored funds. On consolidation, management fees from consolidated sponsored funds have been eliminated, resulting in collateral management fees of $0 and $14.0 million, respectively, on the condensed consolidated interim statements of operations, which related to the unconsolidated sponsored funds.

        CIFC recorded income on its investments in unconsolidated sponsored funds based on each investment's estimated internal rate of return over the life of each fund. For the nine months ended September 30, 2009, such income amounted to $3.2 million. All investments in unconsolidated sponsored funds have been transferred to CIFC Parent in conjunction with the Reorganization described in Note 2, Summary of significant accounting policies, effective December 1, 2009.

11. STOCK-BASED COMPENSATION

        In January 2010, the Company adopted a Restricted Units Award Agreement whereby certain employees were granted restricted Series A-1 Preferred member units of CIFC Parent. The restricted units vest (becoming unrestricted Series A-1 Preferred member units) ratably over the three year vesting period using the straight-line method. The Company's weighted-average grant-date fair value per grant is $100 based upon an internal valuation model.

COMMERCIAL INDUSTRIAL FINANCE CORP.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED) (Continued)

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

        The following table discloses the activity on these grants during the period from January 1, 2010 through September 30, 2010:

Outstanding grants, January 1, 2010	—
Grants	5,180
Forfeitures / expirations	(500)

Outstanding grants, September 30, 2010	4,680

Vested Grants, September 30, 2010	—

12. COMMITMENTS

        CIFC leases its office space under an operating lease which expires in September 2011. In addition to base rental costs, the lease for office space provides for rent escalations resulting from increased assessments for real estate taxes. Rent expense for the nine months ended September 30, 2010 and 2009 was $0.6 million and $0.4 million respectively, and is included as a component of Occupancy expense on the condensed consolidated interim statements of operations.

        Future minimum annual lease payments at September 30, 2010 were as follows (in thousands):

2010	$196
2011	588

Total	$784

13. INCOME TAXES

        The Company recorded an income tax provision related to continuing operations for the nine months ended September 30, 2010 and 2009 in the amount of $3.4 million and $4.6 million respectively. A benefit for income taxes related to discontinued operations was recorded for the nine months ended September 30, 2009 in the amount of $0.5 million.

        Income tax expense for the period varies from the amount that would normally be derived based upon statutory rates in the respective jurisdictions in which we operate. The significant reasons for this variation are taxable permanent differences.

        The Company complies with accounting standards that clarify the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Based on the Company's evaluation, it has concluded that there are no additional significant uncertain tax positions requiring recognition in the Company's financial statements. The tax years which remain subject to examination by major tax jurisdictions as of September 30, 2010 are tax years ended December 31, 2007 and later.

14. DISCONTINUED OPERATIONS

        In March 2009, CIFC elected to discontinue the operations of its UK Sub. All revenue and expense items related to the UK Sub have been reclassified to Discontinued Operations in the

COMMERCIAL INDUSTRIAL FINANCE CORP.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED) (Continued)

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

condensed consolidated interim statements of operations. The total loss on discontinued operations, net of tax, for the nine months ended September 30, 2009 was $2.0 million, of which $1.1 million was primarily comprised of severance payments to employees and write-off of fixed assets. For the nine months ended September 30, 2009, the following items of revenue and expense related to the UK Sub were classified as discontinued operations on the condensed consolidated interim statement of operations (in thousands):

REVENUES:
Other income	$(65)

Total Revenues	$(65)
EXPENSES:
Compensation and benefits	$1,980
Write-off of fixed assets	277
Other operating expenses	239

Total Expenses	$2,497

NET LOSS BEFORE INCOME TAX BENEFIT	$(2,562)
INCOME TAX BENEFIT	518

LOSS FROM DISCONTINUED OPERATIONS	$(2,044)

15. NOTES RECEIVABLE FROM STOCKHOLDERS

        Certain stock purchases by members of management prior to the Reorganization were financed by promissory notes ("Notes") to CIFC executed by those individuals. Notes bear interest at 8% per annum and become due and payable upon the occurrence of certain events, including, without limitation, sales of the related stock and the date, if any, that CIFC files a registration statement to list its common stock.

        As of September 30, 2010 and December 31, 2009, CIFC had issued $1.9 million of Notes, and principal repayments amounted to $1.1 million and $0.9 million, respectively. The remaining net principal balance of $0.8 million and $1.0 million, respectively, is reflected on the condensed consolidated interim balance sheets and the condensed consolidated interim statement of changes in stockholder's equity as Notes receivable from stockholders. As a result of the Reorganization, the Notes receivable from stockholders are now due from members of CIFC Parent, a related party.

16. DIVIDENDS

        On September 30, 2009, the Board declared and paid a dividend of $22.28 per share to holders of Series A-1 Convertible Preferred shares. The aggregate amount paid was $9.0 million.

        In April 2010, the Board declared and paid a $2.1 million dividend to CIFC Parent. In May 2010, the Board declared and paid a $3.0 million dividend to CIFC Parent. In July 2010, the Board declared and paid a $1.0 million dividend to CIFC Parent. In December 2010, the Board declared and paid a $1.2 million dividend to CIFC Parent. See Note 19, Subsequent Events, for dividends paid after September 30, 2010.

COMMERCIAL INDUSTRIAL FINANCE CORP.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED) (Continued)

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

17. RELATED PARTIES

        The Company had the following related party transactions during the nine months ended September 30, 2010 and 2009:

  •
  Dividends were made to stockholders of CIFC prior to the Reorganization and to CIFC Parent, a related party, subsequent to the Reorganization. See Note 16, Dividends.

  •
  As part of the Reorganization, CIFC's interest in the Income Notes of one consolidated sponsored fund was transferred to a related party, CIFC Parent. Prior to the transfer, such interest was eliminated in consolidation. The carrying value on the date of the transfer was $13.1 million and the fair market value was $5.1 million, resulting in an $8.0 million loss in the fourth quarter of 2009.

  •
  Certain stock purchases by members of management prior to the Reorganization were financed by Notes to CIFC executed by those individuals. As a result of the Reorganization, such Notes are now due from members of CIFC Parent, a related party. Repayments on the Notes were made in 2009 and 2010. See Note 15, Notes Receivable from Stockholders.

  •
  CIFC entered into an administrative agreement with CIFC Parent, a related party, under which CIFC provides administrative services to CIFC Parent. For providing these services and personnel, CIFC Parent reimburses CIFC for CIFC Parent's allocable portion of overhead and other expenses incurred in performing its obligations under the administrative agreement. For the nine months ended September 30, 2010 and 2009, such fees were $0.1 million and $0, respectively. In addition, the agreement calls for the reimbursement of all reasonable expenses incurred by CIFC on behalf of CIFC Parent in connection with the provision of the Services.

  •
  CIFC earned portfolio sub-advisory fees for its role as sub-advisor for a portfolio owned by an affiliate of CIFC in accordance with a Portfolio Sub-Advisory Agreement. This affiliate is a related party of CIFC and is a majority member of CIFC Parent. For the nine months ended September 30, 2010 and 2009, such fees were $0 and $0.1 million, respectively.

  •
  CIFC adopted a Restricted Units Award Agreement where certain employees of CIFC were granted restricted shares in CIFC Parent Holdings, LLC. See Note 11, Stock-Based Compensation.

18. RISKS AND UNCERTAINTIES

        The Company is exposed to the risk of loss if a borrower fails to perform its obligations under contractual terms and the collateral held, if any, is insufficient to repay the outstanding loan principal and interest balances ("default risk"). The Company has established policies and procedures for mitigating credit risk on loans held as collateral for sponsored funds, including periodic reviews of the quality of borrowers to measure potential for change in credit risk and of the adequacy of collateral held.

        Concentrations of Credit Risk—The Company's exposure to credit risk, both default and credit spread, associated with the loan collateral activities is measured on an individual loan basis, as well as by groups of loans that share similar attributes, generally pools of loans in sponsored funds. Concentrations of credit risk can be affected by changes in political, industry, or economic factors. To

COMMERCIAL INDUSTRIAL FINANCE CORP.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED) (Continued)

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

reduce the potential for concentration risk, ongoing credit exposure and quality are monitored to address changing borrower(s) and economic/business conditions.

        At September 30, 2010, the largest concentrations of credit risk related to loans serving as collateral in the seven sponsored funds were in the health care industry and the business equipment & services industry. The par value of such collateral at September 30, 2010 totaled $330.4 million and $328.9 million, respectively, representing 9.73% and 9.68% of total collateral in the seven sponsored funds. The fair value of such collateral at September 30, 2010 totaled $315.7 million and $309.6 million, respectively, representing 10.05% and 9.86% of the total fair value of the seven sponsored funds.

        At December 31, 2009, the largest concentrations of credit risk related to loans serving as collateral in the seven sponsored funds were in the health care industry and the business equipment & services industry. The par value of such collateral at December 31, 2009 totaled $336.9 million and $310.5 million, respectively, representing 9.6% and 8.9% of total collateral in the seven sponsored funds. The fair value of such collateral at December 31, 2009 totaled $310.7 million and $272.4 million, respectively, representing 10.3% and 9.03% of the total fair value of the seven sponsored funds.

        Basis Risk—The Company is exposed to a certain degree of basis risk relating to sponsored funds. Basis risk refers to the risk that a change in prevailing interest rates will not affect the prices of or yields on financial instruments in exactly equal amounts or will not be reset at exactly the same time. The interest rates on individual loans held in the sponsored funds are reset at various dates in accordance with the individual loan's terms. The interest rates on the liabilities of the sponsored funds are reset quarterly. As a result, the interest rates may differ between the assets and the liabilities for certain periods of time.

19. SUBSEQUENT EVENTS

        In December 2010, CIFC acquired CypressTree, the collateral manager for the seven CypressTree CLOs and two smaller funds, from Primus Asset Management, Inc. ("Primus"), a subsidiary of Primus Guaranty Ltd. There was no consideration paid to Primus as of the date that the transaction closed. In December 2010 CIFC paid $38 thousand to Primus, with additional contingent consideration expected to be paid assuming certain conditions are met. It is expected that this purchase will be accounted for as a business combination under ASC 805, Business Combinations, and Management is in the process of determining the preliminary purchase accounting.

        In December 2010, Deerfield Capital Corp. (NASDAQ: DFR) ("DFR") and CIFC announced their entry into a definitive agreement to which CIFC will merge with DFR. The merger, which is subject to various closing conditions including approval by DFR's stockholders, is expected to close in the first part of 2011.

        In December 2010, the Board declared and paid a $1.2 million dividend to CIFC Parent.

        CIFC has performed an evaluation of subsequent events through February 11, 2011, the date the financial statements were issued.

* * * * * *

 ANNEX A-1

        AGREEMENT AND PLAN OF MERGER

BY AND AMONG

DEERFIELD CAPITAL CORP.,

BULLS I ACQUISITION CORPORATION,

BULLS II ACQUISITION LLC,

CIFC PARENT HOLDINGS LLC

AND

COMMERCIAL INDUSTRIAL FINANCE CORP.

Dated as of December 21, 2010

The Merger Agreement, the form of Stockholders Agreement, the form of Registration Rights Agreement, the form of Charter Amendment, the form of Management Agreements, the form of Put/Call Agreement and the Stock Option Plan have been included to provide stockholders with information regarding their terms, but are not intended to provide any other factual information about the Company or the other parties thereto. The representations, warranties and covenants contained in the Merger Agreement, the form of Stockholders Agreement, the form of Registration Rights Agreement, the form of Management Agreements, the form of Put/Call Agreement and the Stock Option Plan were made solely for the purposes of such agreements and as of specific dates, were solely for the benefit of the parties to those agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders. Stockholders are not third-party beneficiaries under the Merger Agreement, the form of Stockholders Agreement, the form of Registration Rights Agreement, the form of Management Agreements, the form of Put/Call Agreement and the Stock Option Plan and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or the other parties thereto.

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 AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER, dated as of December 21, 2010 (this "Agreement"), is by and among Deerfield Capital Corp., a Maryland corporation ("Parent"), Bulls I Acquisition Corporation, a Delaware corporation and a direct wholly-owned subsidiary of Parent ("First MergerSub"), Bulls II Acquisition LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Parent ("Second MergerSub" and, together with First MergerSub, "MergerSubs"), Commercial Industrial Finance Corp., a Delaware corporation (the "Company"), and CIFC Parent Holdings LLC, a Delaware limited liability company and the sole stockholder of the Company (the "Company Stockholder" and collectively with Parent, MergerSubs and the Company, the "Parties").

        WHEREAS, Parent and the Company wish to effect a business combination through a merger of First MergerSub with and into the Company (the "First Step Merger"), with the Company continuing as the surviving entity (the "Intermediate Surviving Entity"), on the terms and conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware (as amended, the "DGCL"), followed by a merger of the Intermediate Surviving Entity with and into Second MergerSub (the "Second Step Merger" and, together with the First Step Merger, the "Integrated Merger" or the "Merger"), with Second MergerSub continuing as the surviving entity (the "Final Surviving Entity"), on the terms and conditions set forth in this Agreement and in accordance with the DGCL and the Delaware Limited Liability Company Act (as amended, the "DLLCA");

        WHEREAS, a special committee of the Board of Directors of Parent (the "Special Committee") has unanimously determined that (i) the issuance of Stock Consideration, the payment of the Cash Consideration, the Merger, this Agreement and all other transactions contemplated hereby and (ii) the Parent Charter Amendment and all other transactions contemplated by the Stockholders Agreement ((i) and (ii) collectively, the "Submitted Proposals") are in the best interests of Parent and its stockholders and has unanimously recommended to the Board of Directors of Parent (the "Parent Board") that the Parent Board approve the Submitted Proposals;

        WHEREAS, the Parent Board has unanimously determined that the Submitted Proposals are advisable and in the best interests of Parent and its stockholders and has unanimously approved the Submitted Proposals, and has declared the Submitted Proposals to be advisable and in the best interest of Parent's stockholders;

        WHEREAS, the Board of Directors of the Company (the "Company Board") has unanimously approved this Agreement, the Merger and the other transactions contemplated hereby, declared this Agreement, the Merger and the other transactions contemplated hereby to be advisable and in the best interests of the Company Stockholder and recommended that the Company Stockholder approve this Agreement, the Merger and the other transactions contemplated hereby;

        WHEREAS, concurrently with the execution and delivery of this Agreement, as a condition to and inducement to the willingness of the Company Stockholder to enter into this Agreement, Bounty Investments, LLC, a Delaware limited liability company (the "Significant Parent Stockholder"), has entered into a Voting Agreement with the Company, pursuant to which the Significant Parent Stockholder has agreed to vote certain of its shares of Parent Common Stock in favor of the Submitted Proposals subject to the terms and conditions thereof (the "Voting Agreement");

        WHEREAS, concurrently with the execution and delivery of this Agreement, Significant Parent Stockholder, being the holder of Parent's Senior Subordinated Convertible Notes in the original principal amount of $25,000,000 and due December 9, 2017, has duly executed and delivered to Parent and the Company a waiver of any adjustment to the Conversion Ratio (as defined in such Senior Subordinated Convertible Notes) that may be triggered by the issuance hereunder of shares of Parent Common Stock constituting the Stock Consideration (the "Dilution Waiver");

        WHEREAS, the Integrated Merger, considered as a single transaction, is intended to constitute a "reorganization" within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"); and

        WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

        NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, upon the terms and subject to the conditions of this Agreement, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE 1
DEFINITIONS

        Section 1.1    Defined Terms.

        (a)   For all purposes of this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1:

        "Advisory Contract" means any Contract (including any Constituent Documents with respect to any fund managed by a Person or its Affiliates) under which any Person or its Affiliates provide Investment Management Services to any other Person, including any side letters or any other similar written agreements relating to such Contract, but excluding any Strategic Financing Agreement.

        "Affiliate" means, with respect to any Person, any other Person, directly or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

        "Ancillary Documents" means the Voting Agreement, the Stockholders Agreement, the Registration Rights Agreement, the Management Agreements, the Put/Call Agreement, the Dilution Waiver, each other agreement, instrument or document attached hereto as an Exhibit and the other agreements, certificates and instruments to be executed by any of the Parties in connection with or pursuant to the foregoing.

        "Books and Records" means all files, documents, instruments, papers, books and records relating to the business of a Person, including financial statements, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, contracts, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

        "Business Day" means a day other than Saturday, Sunday, December 24 and December 31, 2010, or any other day on which banks located in New York, New York are authorized or obligated by Law to close.

        "Cash" of any Person as of any date means the cash and cash equivalents required to be reflected as cash and cash equivalents on a consolidated balance sheet of such Person and its Subsidiaries as of such date prepared in accordance with GAAP. For the avoidance of doubt, (A) Cash shall be calculated net of issued but uncleared checks and drafts and shall include checks and drafts received by such Person and its Subsidiaries as of the end of business on the last Business Day immediately preceding the applicable date but not yet deposited, (B) in determining the amount of Cash, all Cash that is in a currency other than the United States Dollar shall be converted into the United States Dollar at the prevailing exchange rate between the respective currencies as set forth in the Eastern Edition of The Wall Street Journal on the last Business Day immediately preceding the applicable date and (C) Cash shall not include any earned but unpaid management fees (including "Tier I Incentive Fees" as defined in any Advisory Contract) payable to such Person and its Subsidiaries.

        "CFTC" means the Commodity Futures Trading Commission or any successor entity thereto.

        "Client" means any Person to whom Investment Management Services are provided; provided, that no investor in any such Person shall be deemed a Client.

        "CLO Administrator" means any administrator under any administration agreement with a CLO Issuer.

        "CLO Investor" means an investor in any securities issued by a CLO Issuer or a Person entitled to exercise voting rights of such investor.

        "CLO Issuer" means each of the Parent CDO Issuers and the Company CLO Issuers.

        "CLO Trustee" means any trustee under any Company CLO Issuer Operative Document or Parent CDO Issuer Operative Document of any CLO Issuer.

        "CN CDO Issuer" means each of ColumbusNova CLO Ltd. 2006-I, ColumbusNova CLO Ltd. 2006-II, ColumbusNova CLO Ltd. 2007-I and ColumbusNova CLO Ltd. 2007-II.

        "Commodity Exchange Act" means the Commodity Exchange Act of 1936, as amended, and the rules and regulations promulgated thereunder.

        "Company Alternative Proposal" means any offer or proposal by any Person other than Parent or any of its Affiliates concerning any (a) merger, consolidation, other business combination or similar transaction involving the Company or any of its Subsidiaries, (b) sale, lease, license or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture, or otherwise, of assets of the Company (including Equity Interests of any of its Subsidiaries) or any Subsidiary of the Company representing ten percent (10%) or more of the consolidated assets, revenues or net income of the Company and its Subsidiaries, (c) issuance or sale or other disposition (including by way of merger, consolidation, business combination, share exchange, joint venture or similar transaction) of Equity Interests representing ten percent (10%) or more of the voting power of the Company (including Equity Interests issuable upon conversion or exercise of any other security of the Company), (d) transaction or series of transactions in which any Person will acquire beneficial ownership or the right to acquire beneficial ownership or any group (as defined in Section 13(d) of the Exchange Act) has been formed which beneficially owns or has the right to acquire beneficial ownership of, Equity Interests representing ten percent (10%) or more of the voting power of the Company, or (e) any combination of the foregoing.

        "Company Benefit Plans" means all "employee benefit plans" (within the meaning of Section 3(3) of ERISA), and all other employee benefit plans, programs, agreements, policies or arrangements, including, but not limited to, equity purchase, equity option or equity-based compensation, severance, employment, consulting, change-in-control, fringe benefit, bonus, incentive compensation, deferred compensation (including nonqualified deferred compensation), employee loan, sick leave, vacation pay, salary continuation, welfare benefit, and pension benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transactions contemplated hereby or otherwise), whether written or oral, under which any current or former employee, director or consultant of the Company or any of its Subsidiaries has any present or future right to benefits and which are contributed to, maintained or sponsored by the Company or any of its Subsidiaries.

        "Company CLO Issuer" means each of CIFC Funding 2006-I, Ltd., CIFC Funding 2006-IB, Ltd., CIFC Funding 2006-II, Ltd., CIFC Funding 2007-I, Ltd., CIFC Funding 2007-II, Ltd. CIFC Funding 2007-III, Ltd. and CIFC Funding 2007-IV, Ltd., and any co-issuer of any of the foregoing.

        "Company CLO Issuer Documents" means each final or supplemental offering memorandum, indenture and supplemental indenture, management agreement, trust agreement, collateral administration agreement, insurance agreement, hedge agreement and swap agreement entered into, or used in connection with an offering of securities, by a Company CLO Issuer.

        "Company CLO Issuer Operative Documents" means the Company CLO Issuer Documents, except for any final or supplemental offering memoranda used in connection with an offering of securities by a Company CLO Issuer.

        "Company CLO Management Agreement" means the collateral management agreement between the Company or applicable Subsidiary of the Company and each Company CLO Issuer.

        "Company Common Stock" means the common stock, par value $.001 per share, of the Company.

        "Company Computer Software" means all computer software owned by the Company or any of its Subsidiaries, which software is set forth in Section 3.13(c) of the Company Disclosure Schedule.

        "Company Financial Information" means the Company Financial Statements and any other financial information of the Company and its Subsidiaries that Parent reasonably determines (after consultation with its outside counsel and independent accounting firm) is required to be included in the Proxy Statement in compliance with Regulation S-X and other applicable securities Law (including, without limitation, Rule 10b-5 promulgated under the Exchange Act).

        "Company Financial Statements" means (i) audited consolidated balance sheets of the Company as of December 31, 2009 and the related statements of operations, cash flows and stockholders' equity (the "Company Audited Financial Statements"), (ii) the restated audited consolidated balance sheets of the Company as of December 31, 2008 and December 31, 2007 and the related statements of operations, cash flows and stockholders' equity (the "Company Restated Financial Statements"), (iii) the unaudited balance sheet of the Company as of September 30, 2009 and (iv) the unaudited balance sheet of the Company as of September 30, 2010 (the "Company Reference Balance Sheet"), and the related statements of operations, cash flows and stockholders' equity for the nine (9) months ended September 30, 2010 (collectively referred to herein as the "Company Interim Financial Statements").

        "Company Managed Account" means the CIFC Account 2009-1, LLC.

        "Company Material Adverse Effect" means any effect, event, circumstance or change that (a) is or would be reasonably likely to be, individually or in the aggregate, materially adverse to the business, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole (it being agreed that any event or circumstance that results in or would be reasonably likely to result in (x) a cancellation of, notice of cancellation of, termination of, or removal for cause of the Company or a Subsidiary of the Company as the collateral manager (including pursuant to any "key person" provision) under any Company CLO Management Agreements or (y) the acceleration, liquidation or optional redemption of securities issued by a Company CLO Issuer, shall be deemed to be materially adverse to the Company and its Subsidiaries, taken as a whole, only if the loss of the expected future revenue stream would decrease the aggregate net present value of the Company CLO Management Agreements in excess of $5,000,000 and for purposes of this calculation, the net present value of management fees will be based upon the assumptions detailed in Section 1.1 of the Company Disclosure Schedule); provided, however, that none of the following effects, events or changes shall be deemed in themselves, either alone or in combination, to constitute, and none of them shall be taken into account in determining whether there has been or will be, a Company Material Adverse Effect: (i) any change in general economic, political or financial market conditions (including conditions in the stock markets or other capital markets and changes in interest or exchange rates), (ii) any effect, event, circumstance or change resulting from a change in applicable Law or accounting regulation or principle after the date of this Agreement, (iii) any effect, event, circumstance or change resulting from failure by the Company to meet any projections, forecasts, revenues or earning predictions, estimates or budgets for any period prior to, on or after the date of this Agreement (it being understood that the underlying circumstances, events or reasons giving rise to any such change can be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur) or (iv) an outbreak or escalation of war, armed hostilities, acts of terrorism, political instability, natural catastrophe or other national or international calamity, crisis or emergency, or any governmental or other response to any of the foregoing, in each case, whether occurring within or outside the United States; provided, that, in the case of clauses (i), (ii) and (iv), such occurrence, condition, change, development, event or effect shall only be excluded to the extent it does not have a disproportionate adverse effect on the business, financial condition, or results of operations of the Company and its Subsidiaries, taken as a whole, as compared to other Persons engaged in the investment management business or (b) would reasonably be expected to prevent, or materially delay to after the End Date, the consummation of the transactions contemplated hereby.

        "Confidentiality Agreements" means the Letter Agreement, dated as of December 11, 2009, by and between the Company and Parent and the Letter Agreement between Columbus Nova Partners, LLC and the Company dated April 28, 2010.

        "Consents" means all consents, notices, authorizations, novations, Orders, waivers, approvals, licenses, accreditations, certificates, declarations, filings or expiration of waiting periods, non-objection or confirmation by a rating agency that an action or event will not result in the reduction or withdrawal of a rating.

        "Constituent Documents" means, with respect to any Person that is a corporation, its articles or certificate of incorporation, corporate charter or memorandum and articles of association, as the case may be, and bylaws, with respect to any Person that is a partnership, its certificate of partnership and partnership agreement, with respect to any Person that is a limited liability company, its certificate of formation and limited liability company or operating agreement, with respect to any Person that is a trust or other entity, its declaration or agreement of trust or other constituent document, and with respect to any other Person, its comparable organizational documents, in each case, as amended or restated.

        "Contract" means any written or oral contract, agreement, lease, license, indenture, note, bond, mortgage, loan, instrument, conditional sale contract, guarantee commitment or other arrangement, understanding, undertaking or obligation.

        "CypressTree" means CypressTree Investment Management, LLC, a Delaware limited liability company.

        "CypressTree Acquisition" means the acquisition of CypressTree by the Company or one of its Affiliates pursuant to an Agreement and Plan of Merger by and among the Company, CypressTree and the other parties thereto dated as of December 1, 2010 (together with all other agreements, documents and other instruments entered into or delivered in connection therewith, the "Company Acquisition Agreements").

        "CypressTree CLO Issuer" means each of Primus CLO I, Ltd., Primus CLO II, Ltd., Hewett's Island CLO I-R, Ltd., Hewett's Island CLO II, Ltd., Hewett's Island CLO III, Ltd., Hewett's Island CLO V, Ltd., Hewett's Island CLO VI, Ltd., WhiteBark Pine I, Ltd. and CypressTree Synthetic CDO Limited, and any co-issuer of any of the foregoing.

        "CypressTree CLO Issuer Documents" means each final or supplemental offering memorandum, indenture and supplemental indenture, management agreement, trust agreement, collateral administration agreement, insurance agreement, hedge agreement and swap agreement entered into, or used in connection with an offering of securities, by a CypressTree CLO Issuer.

        "CypressTree CLO Management Agreement" means the collateral management agreement between the Company or applicable Subsidiary of the Company and each CypressTree CLO Issuer.

        "DCM" means Deerfield Capital Management LLC, a Delaware limited liability company and indirect wholly-owned Subsidiary of Parent.

        "DCM CDO Issuer" means each of Bridgeport CLO Ltd., Bridgeport CLO II Ltd., Buckingham CDO Ltd., Buckingham CDO II Ltd., Buckingham CDO III Ltd., Burr Ridge CLO Plus Ltd., DFR Middle Market CLO Ltd., Cumberland II CLO Ltd., Forest Creek CLO Ltd., Gillespie CLO PLC, Knollwood CDO Ltd., Knollwood CDO II Ltd., Long Grove CLO Ltd., Market Square CLO Ltd., Marquette Park CLO Ltd., Mid Ocean CBO 2000-1 Ltd., Mid Ocean CBO 2001-1 Ltd., NorthLake CDO I, Limited, Pinetree CDO Ltd., River North CDO Ltd., Rosemont CLO, Ltd., Schiller Park CLO Ltd., Valeo Investment Grade CDO Ltd., Valeo Investment Grade CDO II Ltd., Robeco CDO II Limited and Mayfair Euro CDO I B.V.

        "Delivered" means (i) actually delivered (including by e-mail) to the applicable Party or its representative or (ii) posted no later than two (2) Business Days immediately preceding the date of this Agreement (and not subsequently removed or modified) in any electronic data room established by the delivering Party or its representatives in connection with the transactions contemplated by this Agreement to which the other Parties hereto have had continuous access during the period beginning twenty (20) Business Days prior to the date of this Agreement and ending on the Closing Date.

        "Equity Interest" means any type of equity ownership in an entity, including partnership interests in a general partnership or limited partnership, membership interests in a limited liability company, stock or similar security in a corporation or the comparable instruments for any other entity or any other interest entitling the holder thereof to participate in the profits of such entity, the proceeds or the disposition of such entity or any portion thereof or to vote for the governing body of such entity.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "FINRA" means the Financial Industry Regulatory Authority or any successor entity thereto.

        "Form ADV" means SEC Form ADV under the Investment Advisers Act.

        "Fundamental Representations" means the representations and warranties in Section 3.1 (Organization), Section 3.2 (Authorization; Enforceability), Section 3.4 (Title; Capitalization), Section 3.18 (Brokers), Section 4.1 (Organization), Section 4.2 (Authorization; Enforceability), Section 4.4 (Capitalization) and Section 4.19 (Brokers).

        "GAAP" means United States generally accepted accounting principles, as amended from time to time.

        "Governmental Approvals" means all Consents of a Governmental Authority required in connection with the transactions contemplated hereby.

        "Governmental Authority" means any foreign, federal, state or local governmental, judicial, legislative, regulatory or administrative agency, commission or authority, and any court, tribunal or arbitrator(s) of competent jurisdiction, including Self-Regulatory Organizations.

        "Incentive Fee Agreements" means the Collateral Management Agreements between the Company and each Incentive Fee Product.

        "Incentive Fee Products" means, collectively, CIFC Funding 2006-I, Ltd., CIFC Funding 2006-IB, Ltd., CIFC Funding 2006-II, Ltd., CIFC Funding 2007-I, Ltd., CIFC Funding 2007-II, Ltd. and CIFC Funding 2007-III, Ltd.

        "Incentive Fees" shall mean all "Tier I Incentive Management Fees" and "Tier II Incentive Management Fees" (as each such term is defined in the applicable Company CLO Management Agreement) payable to or for the benefit of the Company (and its successors and assigns) with respect to the Incentive Fee Products pursuant to the Incentive Fee Agreements or any replacement or successors Contract thereto.

        "Indebtedness" means: (i) all Liabilities for borrowed money, whether current or funded, secured or unsecured, all obligations evidenced by bonds, debentures, notes or similar instruments, and all Liabilities in respect of mandatorily redeemable or purchasable Equity Interests or securities convertible into Equity Interests; (ii) all Liabilities for the deferred purchase price of property; (iii) all Liabilities in respect of any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which Liabilities are required to be classified and accounted for under GAAP as capital leases; (iv) all indebtedness of others secured by a Lien on any asset of a Person other than a Permitted Lien; (v) to the extent not otherwise included by clauses (i) through (iv), any guaranty by a Person of any indebtedness of any other Person; (vi) all Liabilities or obligations of the type referred to in clauses (i) through (v) of other Persons secured by any Lien on any property or assets of a Person (whether or not such Liability or obligation is assumed by such Person) other than a Permitted Lien; provided that Indebtedness shall exclude obligations under repurchase agreements and related hedging transactions and obligations due to brokers and broker-dealers in the ordinary course of business.

        "Intellectual Property" means all right, title and interest in or relating to intellectual property, whether protected, created or arising under the laws of the United States or any other jurisdiction, including: (i) trademarks, service marks, brand names, trade names, certification marks, collective marks, Internet domain names, logos, symbols, trade dress rights, assumed names, corporate names, fictitious names, trade names, and other indicia of origin, together with the goodwill associated with any of the foregoing along with all applications, registrations, renewals and extensions thereof; (ii) all patents and applications therefor, including all continuations, divisionals, and continuations-in-part thereof and patents issuing thereon, along with all reissues, reexaminations and extensions thereof; (iii) confidential and proprietary information, trade secrets and know-how; and (iv) copyrights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith, along with all reversions, extensions and renewals thereof and including copyrights in computer software.

        "Investment Advisers Act" means the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder.

        "Investment Company Act" means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

        "Investment Management Services" means any services (including sub-advisory services) which involve (i) the management of an investment account or fund (or portions thereof or a group of investment accounts or funds) of any third party for compensation, and performing activities related or incidental thereto, or (ii) the rendering of advice with respect to the investment and reinvestment of assets or funds (or any group of assets or funds) of any third party (including any "business development company" under the Investment Company Act, or any "real estate investment trust") for compensation, and performing activities related or incidental thereto; provided, that with respect to a third party that is an entity, Investment Management Services shall not be deemed provided to any owner of the third party unless the services in (i) or (ii) above are provided to such owner separate and apart from such services provided to the third party.

        "Knowledge" means (i) in the case of an individual, the actual knowledge (without due inquiry) of such individual, (ii) in the case of Parent, the actual knowledge (without due inquiry) of each of Jonathan Trutter, Robert Contreras, Kenneth Posner, Aaron Peck, Dan Hattori, William Hayes and

Glenn Duffy, (iii) in the case of the Company or the Company Stockholder, the actual knowledge (without due inquiry) of each of Peter Gleysteen, Steve Vaccaro, Nga Tran, Robert Milton, Bill Park and Alex Jackson and (iv) in the case of any other Person that is not an individual, the actual knowledge of the chief executive officer and chief financial officer (or persons serving in similar capacities) of such Person (without due inquiry).

        "Law" means any statute, code, Order, law, ordinance, rule, regulation or other requirement of any Governmental Authority (including, for the sake of clarity, common law).

        "Legal Proceeding" means any judicial, legislative, administrative or arbitral actions, suits, investigations, audits, claims or other proceedings by or before a Governmental Authority.

        "Liabilities" means any and all debts, liabilities, commitments and obligations of any kind, whether fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or not accrued, asserted or not asserted, known or unknown, determined, determinable or otherwise, whenever or however arising (including, whether arising out of any contract or tort, based on negligence or strict liability) and whether or not the same would be required by GAAP to be reflected in financial statements or disclosed in the notes thereto.

        "Lien" means any lien, pledge, encumbrance, mortgage, deed of trust, security interest, equity, claim, lease, license, charge, option, adverse right, right of first or last negotiation, offer or refusal, easement or transfer restriction of any kind or nature whatsoever, whether arising by agreement, operation of Law or otherwise.

        "Loss" means any and all judgments, liabilities, amounts paid in settlement, damages, fines, penalties, deficiencies, Taxes, diminution in value, losses and expenses (including interest, court costs, reasonable fees of attorneys, accountants and other experts or other reasonable expenses of litigation or other proceedings or of any claim, default or assessment), but only to the extent such losses are not covered by an actual payment from some third party or by insurance (provided that the indemnified party shall not have an obligation to first seek payment from such third party); provided that in no event shall Losses include any lost profits, consequential, indirect, incidental, punitive, special or other similar damages, other than any such damages awarded to any third party against an Indemnified Party.

        "Management Agreements" means (a) the Management Agreement by and between Parent and the Company Stockholder substantially in the form attached hereto as Exhibit C-1 and (b) the Management Agreement by and between Parent and the Significant Parent Stockholder substantially in the form attached hereto as Exhibit C-2.

        "Management Equity Incentive Plan" means the 2010 Management Equity Incentive Plan in substantially the form attached hereto as Exhibit D.

        "NASDAQ" means the NASDAQ Stock Market LLC.

        "NFA" means the National Futures Association or any successor entity thereto.

        "Order" means any judgment, order, injunction, stipulation, decree, writ, doctrine, ruling, assessment or arbitration award or similar order of any Governmental Authority.

        "Parent Alternative Proposal" means any offer or proposal by any Person other than the Company or any of its Affiliates concerning any (a) merger, consolidation, other business combination or similar transaction involving Parent or any of its Subsidiaries, (b) sale, lease, license or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture, or otherwise, of assets of Parent (including Equity Interests of any of its Subsidiaries) or any Subsidiary of Parent representing ten percent (10%) or more of the consolidated assets, revenues or net income of Parent and its Subsidiaries, (c) issuance or sale or other disposition (including by way of merger, consolidation, business combination, share exchange, joint venture or similar transaction) of Equity

Interests representing ten percent (10%) or more of the voting power of Parent (including Equity Interests issuable upon conversion or exercise of any other security of Parent), (d) transaction or series of transactions in which any Person will acquire beneficial ownership or the right to acquire beneficial ownership or any group (as defined in Section 13(d) of the Exchange Act) has been formed which beneficially owns or has the right to acquire beneficial ownership of, Equity Interests representing ten percent (10%) or more of the voting power of Parent or (e) any combination of the foregoing.

        "Parent Benefit Plans" means all "employee benefit plans" (within the meaning of Section 3(3) of ERISA), and all other employee benefit plans, programs, agreements, policies or arrangements, including, but not limited to, equity purchase, equity option or equity-based compensation, severance, employment, consulting, change-in-control, fringe benefit, bonus, incentive compensation, deferred compensation (including nonqualified deferred compensation), employee loan, sick leave, vacation pay, salary continuation, welfare benefit, and pension benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transactions contemplated hereby or otherwise), whether written or oral, under which any current or former employee, director or consultant of Parent or any of its Subsidiaries has any present or future right to benefits and which are contributed to, maintained or sponsored by Parent or any of its Subsidiaries.

        "Parent CDO Issuer" means each DCM CDO Issuer and each CN CDO Issuer.

        "Parent CDO Issuer Documents" means each final or supplemental offering memorandum, indenture and supplemental indenture, management agreement, trust agreement, collateral administration agreement, insurance agreement, hedge agreement and swap agreement entered into, or used in connection with an offering of securities, by a Parent CDO Issuer.

        "Parent CDO Issuer Operative Documents" means the Parent CDO Issuer Documents, except for any final or supplemental offering memoranda used in connection with an offering of securities by a Parent CDO Issuer.

        "Parent CDO Management Agreement" means the collateral management agreement between Parent or applicable Subsidiary of Parent and each Parent CDO Issuer.

        "Parent Charter Amendment" means the amendment to the charter of Parent in the form attached hereto as Exhibit F.

        "Parent Common Stock" means the common stock, par value $.001 per share, of Parent.

        "Parent Computer Software" means all computer software owned by Parent or any of its Subsidiaries, which software is set forth in Section 4.13(c) of the Parent Disclosure Schedule.

        "Parent Material Adverse Effect" means any effect, event, circumstance or change that (a) is or would be reasonably likely to be, individually or in the aggregate, materially adverse to the business, condition (financial or otherwise) or results of operations of Parent and its Subsidiaries, taken as a whole (it being agreed that any event or circumstance that results in or would be reasonably likely to result in (x) a cancellation of, notice of cancellation of, termination of, or removal for cause of Parent or a Subsidiary of Parent as the collateral manager (including pursuant to any "key person" provision) under any Parent CDO Management Agreements or (y) the acceleration, liquidation or optional redemption of securities issued by a Parent CDO Issuer, shall be deemed to be materially adverse to Parent and its Subsidiaries, taken as a whole, only if the loss of the expected future revenue stream would decrease the aggregate net present value of Parent CDO Management Agreements in excess of $6,000,000 and for purposes of this calculation, the net present value of management fees will be based upon the assumptions detailed in Section 1.1 of the Parent Disclosure Schedule); provided, however, that none of the following effects, events or changes shall be deemed in themselves, either alone or in combination, to constitute, and none of them shall be taken into account in determining whether there has been or will be, a Parent Material Adverse Effect: (i) any change in general economic, political or financial market conditions (including conditions in the stock markets or other capital markets and changes in interest or exchange rates), (ii) any change in the market price or trading volume of the Parent Common Stock after the date hereof (it being understood that the underlying circumstances, events or reasons giving rise to any such change can be taken into account in determining whether a Parent Material Adverse Effect has occurred or would reasonably be expected to occur), (iii) any effect, event, circumstance or change resulting from a change in applicable Law or accounting regulation or principle after the date of this Agreement, (iv) any effect, event, circumstance or change resulting from failure by Parent to meet any projections, forecasts, revenues or earning predictions, estimates or budgets for any period prior to, on or after the date of this Agreement (it being understood that the underlying circumstances, events or reasons giving rise to any such change can be taken into account in determining whether a Parent Material Adverse Effect has occurred or would reasonably be expected to occur) or (v) an outbreak or escalation of war, armed hostilities, acts of terrorism, political instability, natural catastrophe or other national or international calamity, crisis or emergency, or any governmental or other response to any of the foregoing, in each case, whether occurring within or outside the United States; provided, that, in the case of clauses (i), (iii) and (v), such occurrence, condition, change, development, event or effect shall only be excluded to the extent it does not have a disproportionate adverse effect on the business, financial condition, or results of operations of Parent and its Subsidiaries, taken as a whole, as compared to other Persons engaged in the investment management business or (b) would reasonably be expected to prevent, or materially delay to after the End Date, the consummation of the transactions contemplated hereby.

        "Parent Superior Proposal" means a bona fide written Parent Alternative Proposal (except the references therein to "ten percent (10%)" shall be replaced by "forty percent (40%)") which, in the good faith judgment of the Parent Board (acting through the Special Committee) (after receiving advice from its financial advisor and outside counsel), taking into account the various legal, financial and regulatory aspects of the proposal, including the financing terms thereof, the Termination Fee and the anticipated timing for consummation, and the Person making such proposal, would result in a transaction that is more favorable to Parent's stockholders than the Transactions.

        "Permitted Liens" means (i) statutory Liens of mechanics, materialmen, workmen, repairmen, warehousemen, carriers incurred in the ordinary course of business for amounts which are not delinquent or which are being contested in good faith by appropriate proceedings, (ii) Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (iii) non-exclusive Intellectual Property licenses, (iv) Liens in connection with a deposit account bank's right of set-off, (v) Liens on mortgage securities or United States Treasury securities incurred in connection with repurchase agreements in the ordinary course of business, (vi) minor defects or irregularities in title that do not in the aggregate, materially affect the value or current use of the underlying asset, and (vii) Liens on Cash securing hedging obligations.

        "Person" means any individual, corporation, partnership, limited liability company, limited liability partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity.

        "Put/Call Agreement" means the Put/Call Agreement by and between Parent and the Company Stockholder substantially in the form attached hereto as Exhibit E.

        "Registration Rights Agreement" means the Amended and Restated Registration Rights Agreement by and among Parent, the Company Stockholder, the Significant Parent Stockholder and the other parties thereto, substantially in the form attached hereto as Exhibit B hereto.

        "SEC" means the United States Securities and Exchange Commission or any successor entity thereto.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Self-Regulatory Organization" means each national securities exchange in the United States of America or other commission, board, agency or body that is charged with the supervision or regulation of brokers, dealers, securities underwriting or trading, stock exchanges, commodities exchanges, insurance companies or agents, investment companies or investment advisers, or to the jurisdiction of which any Party or any of their respective Subsidiaries is otherwise subject.

        "Short Sales" means all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker-dealers or foreign regulated brokers.

        "Stockholder Approval" means the approval of the Submitted Proposals by the affirmative vote (in person or by proxy) of a majority of all shares of outstanding Parent Common Stock held by the holders of record of Parent Common Stock (on the record date for the Stockholders Meeting) at such Stockholders Meeting (or any adjournment or postponement thereof).

        "Stockholders Agreement" means the Amended and Restated Stockholders Agreement by and among Parent, the Company Stockholder, the Significant Parent Stockholder and the other parties thereto, substantially in the form attached hereto as Exhibit A hereto.

        "Straddle Period" means any taxable period beginning on or before, and ending after, the Closing Date.

        "Strategic Financing Agreement" means any side letter agreement, trust agreement, confirmation, pledge agreement, guaranty or any other agreement and/or instrument pursuant to which a Person is obligated to pay, pledge, subordinate or, in any other manner, relinquish its rights to receive compensation (whether in the form of management fees, incentive fees, equity dividends or otherwise) under any Advisory Contract in respect of any investment.

        "Subsidiary" means, with respect to any Person, a corporation or other Person of which more than fifty percent (50%) of the voting power of the outstanding voting Equity Interests or more than fifty percent (50%) of the outstanding economic Equity Interest is held, directly or indirectly, by such Person. Notwithstanding anything herein to the contrary, the Company's Subsidiaries shall not include CypressTree for any purposes under Article 3; provided, further, however, that no Parent CDO Issuer, Company CLO Issuer or CypressTree CLO Issuer shall be deemed to be a direct or indirect Subsidiary of Parent or the Company (as the case may be).

        "Tax Claim" means any Legal Proceeding with respect to Taxes of the Company or any of its Subsidiaries.

        "Tax Returns" means any and all reports, returns, declarations, claims for refund, elections, disclosures, estimates, information reports or returns or statements supplied or required to be supplied to a taxing authority in connection with Taxes, including any schedule or attachment thereto or amendment thereof, and including, where permitted or required, combined, consolidated or unitary returns for any group of entities that includes the applicable Party or any of such Party's Subsidiaries or Affiliates.

        "Taxes" means (i) any and all federal, state, provincial, local, foreign and other taxes, and any and all charges, fees, imposts, duties, levies or other assessments, in each case that are in the nature of taxes, imposed by a Governmental Authority (including any interest, fines, assessments, penalties or additions to tax imposed in connection therewith or with respect thereto) including, without limitation (x) taxes imposed on, or measured by, income, franchise, profits or gross receipts, and (y) ad valorem, value added, capital gains, sales, goods and services, use, real or personal property, capital stock, license, branch, payroll, estimated, withholding, employment, social security (or similar), unemployment, compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, escheat, transfer and gains taxes, and customs duties, and (ii) any Liability in respect of any items described in clause (i) above as a transferee or successor, pursuant to Treasury Regulation § 1.1502-6 (or any similar provision of state, local or foreign Law), as an indemnitor, guarantor, surety or in a similar capacity under any contract, arrangement, agreement, understanding or commitment (whether oral or written) or as a result of successor liability or otherwise.

        "Third Party Consents" means all consents or waivers or notices to any party (other than a Governmental Authority) to any Contract to which any of the Parties hereto is a party or by which any of their respective assets or properties are bound.

        "Transaction Expenses" means the reasonable and documented out-of-pocket costs and expenses incurred by Parent, MergerSubs, the Significant Parent Stockholder, the Company and the Company Stockholder in connection with negotiation, documentation and implementation of this Agreement, the Ancillary Documents and the Transactions, excluding (i) the amount of the premium paid (or required to be paid) by the Company for the extended reporting period endorsement purchased by the Company in accordance with Section 5.13(d) and (ii) any and all costs and expenses incurred by any Person in connection with or resulting from the CypressTree Acquisition.

        "Transactions" means the Merger and the transactions contemplated by this Agreement and the Ancillary Documents.

        (b)   The following capitalized terms are defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Arbitration Firm	Section 2.8(c)
Cap	Section 8.4(b)
Cash Consideration	Section 2.7(c)
Certificate of Merger	Section 2.2
Change of Board Recommendation	Section 5.10(a)
Closing	Section 2.4
Closing Cash Amount	Section 2.8(b)
Closing Cash Consideration	Section 2.7(a)(ii)
Closing Cash Statement	Section 2.8(b)
Closing Date	Section 2.4
CNCIM	Section 4.10(b)
Code	Recitals
Company	Preamble
Company Board	Recitals
Company Client Consents	Section 5.7(a)
Company Consents	Section 5.7(a)
Company Disclosure Schedule	Article 3
Company Indemnitee(s)	Section 5.13(a)
Company Investment Management Entity	Section 3.10(c)
Company Material Contracts	Section 3.12(a)
Company Representatives	Section 5.9
Company Stockholder	Preamble
Company Stockholder Indemnified Parties	Section 8.2(b)
Contingent Cash Consideration	Section 2.7(c)
DGCL	Recitals
Dilution Waiver	Recitals
Dispute Notice	Section 2.8(c)
DLLCA	Recitals
Effective Time	Section 2.2(a)

Term	Section
End Date	Section 9.1(b)
Estimated Closing Cash Amount	Section 2.8(a)
FCPA	Section 3.5(b)
Final Surviving Entity	Recitals
First Anniversary Cash Consideration	Section 2.7(b)
First MergerSub	Preamble
First Step Merger	Recitals
Fundamental Survival Date	Section 8.1
Indemnified Party(ies)	Section 8.3(a)
Indemnifying Party	Section 8.3(a)
Initial Value	Section 7.1(a)(iii)
Integrated Merger	Recitals
Intermediate Surviving Entity	Recitals
IRS	Section 3.16(a)
Merger	Recitals
MergerSubs	Preamble
Notice Period	Section 5.10(c)(B)(ii)
Notices	Section 10.2
Other Filings	Section 4.6
Parent	Preamble
Parent Board	Recitals
Parent Client Consents	Section 5.7(a)
Parent Consents	Section 5.7(a)
Parent Disclosure Schedule	Article 4
Parent Financial Statements	Section 4.7(a)
Parent Indemnified Parties	Section 8.2(a)
Parent Investment Management Entity	Section 4.10(c)
Parent Material Contracts	Section 4.12(a)
Parent Recommendation	Section 4.2
Parent Representatives	Section 5.10(a)
Parent SEC Documents	Section 4.7(a)
Parties	Preamble
Preferred Stock	Section 4.4(a)
Proxy Statement	Section 4.6
Reference Date	Section 3.8
Returned Incentive Fees	Section 2.7(c)
Rule 144	Section 3.22
Second Anniversary Cash Consideration	Section 2.7(b)
Second MergerSub	Preamble
Second Step Certificate of Merger	Section 2.2(b)
Second Step Merger	Recitals
Section 409A	Section 3.16(b)
Set-off Amount	Section 5.16
Set-off Certificate	Section 5.16
Significant Parent Stockholder	Recitals
Special Committee	Recitals
Stock Consideration	Section 2.7(a)(i)
Stockholders Meeting	Section 4.2
Submitted Proposals	Recitals
Termination Fee	Section 9.2(c)

Term	Section
Third Party Claim	Section 8.3(a)
Voting Agreement	Recitals
WARN	Section 3.17
Written Consent	Section 5.8(f)

        Section 1.2    Construction.    Unless the context of this Agreement clearly requires otherwise: (i) references to the plural include the singular and vice versa; (ii) references to one gender include all genders; (iii) whenever the words "include," "includes" or "including" are used in this Agreement they will be deemed to be followed by the phrase "without limitation;" (iv) the words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (v) when a reference is made in this Agreement to a Section, Schedule, Exhibit or Annex, such reference shall be to a Section, Schedule, Exhibit or Annex of this Agreement unless otherwise indicated; (vi) all references in this Agreement to "$" are intended to refer to U.S. dollars; (vii) unless otherwise specifically provided for herein, the term "or" shall not be deemed to be exclusive; and (viii) any reference to Law shall include any amendment thereof or any successor thereto and any rules and regulations promulgated thereunder. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE 2
THE MERGER

        Section 2.1    The Integrated Merger.

        (a)   Subject to the terms and conditions of this Agreement and in accordance with the DGCL, at the Effective Time, the Company and First MergerSub shall consummate the First Step Merger pursuant to which (i) First MergerSub shall be merged with and into the Company and the separate corporate existence of First MergerSub shall thereupon cease, and (ii) the Company shall be the Intermediate Surviving Entity in the First Step Merger. The First Step Merger shall have the effects specified in the DGCL.

        (b)   As soon as practicable after the Effective Time, and in any event on the Closing, and in accordance with the DGCL and the DLLCA, the Intermediate Surviving Entity and Second MergerSub shall consummate the Second Step Merger pursuant to which (i) the Intermediate Surviving Entity shall be merged with and into Second MergerSub and the separate corporate existence of the Intermediate Surviving Entity shall thereupon cease and (ii) Second MergerSub shall be the Final Surviving Entity in the Second Step Merger. The Second Step Merger shall have the effects specified in the DGCL and the DLLCA.

        Section 2.2    Effective Time.

        (a)   On the Closing Date, the Company shall duly execute a certificate of merger (the "Certificate of Merger") and file such Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the DGCL. The First Step Merger shall become effective at the time of the acceptance of such filing by the Secretary of State of the State of Delaware, or at such subsequent time as Parent and Company shall agree and shall specify in the Certificate of Merger (the date and time the First Step Merger becomes effective being the, "Effective Time").

        (b)   As soon as practicable after the Effective Time, and in any event on the Closing Date, Second MergerSub shall duly execute a certificate of merger (the "Second Step Certificate of Merger") and file such Second Step Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the DGCL and the DLLCA. The Second Step Merger shall become effective at the time of the acceptance of such filing by the Secretary of State of the State of Delaware, or at such subsequent time as Parent and the Company Stockholder shall agree and shall specify in the Second Step Certificate of Merger.

        Section 2.3    Constituent Documents.

        (a)   At the Effective Time, by virtue of the First Step Merger and without any action on the part of First MergerSub or the Company, the certificate of incorporation of the Intermediate Surviving Corporation shall be amended in its entirety to read as the certificate of incorporation of First MergerSub, as in effect immediately prior to the Effective Time, until duly amended as provided therein or by applicable Laws. Immediately following the Effective Time, the board of directors of the Intermediate Surviving Corporation shall amend and restate the bylaws of the Intermediate Surviving Corporation to be the same as the bylaws of First MergerSub as in effect immediately prior to the Effective Time. Notwithstanding the foregoing, the name of the Intermediate Surviving Entity shall be "Commercial Industrial Finance Corp." and the certificate of incorporation and bylaws of the Intermediate Surviving Entity shall so provide.

        (b)   The certificate of formation and operating agreement of Second MergerSub, as in effect immediately prior to the Effective Time, shall be, upon effectiveness of the Second Step Certificate of Merger, the certificate of formation and the operating agreement of the Final Surviving Entity until thereafter amended as provided by Law and by the terms thereof. Notwithstanding the foregoing, the name of the Final Surviving Entity shall be "Commercial Industrial Finance LLC" and the certificate of formation and operating agreement of the Final Surviving Entity shall so provide.

        Section 2.4    Closing.    The closing of the transactions contemplated hereby (the "Closing") shall take place at 10:00 a.m. (New York City time) at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 no later than the third (3rd) Business Day following the satisfaction or waiver of each of the conditions set forth in Article 6 hereof (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to the satisfaction or waiver of such conditions), or at such other time and place as may be mutually agreed to by the Parties. Such time and date are referred to in this Agreement as the "Closing Date."

        Section 2.5    Manager; Officers.

        (a)   The board of directors of First MergerSub immediately prior to the Effective Time shall be the board of directors of the Intermediate Surviving Corporation immediately after the Effective Time, each to hold such office in accordance with the provisions of the bylaws of the Intermediate Surviving Corporation. The officers of the Company immediately prior to the Effective Time shall be the officers of the Intermediate Surviving Corporation immediately after the Effective Time, each to hold such office in accordance with the provisions of the bylaws of the Intermediate Surviving Corporation.

        (b)   The sole member and manager of the Final Surviving Entity shall be Parent. The officers of the Intermediate Surviving Corporation immediately prior to the effective time of the Second Step Merger shall be the officers of the Final Surviving Entity immediately after the effective time of the Second Step Merger, each to hold such office in accordance with the provisions of the operating agreement of the Final Surviving Entity.

        Section 2.6    Effect on Capital Stock.

        (a)   As of the Effective Time, by virtue of the First Step Merger and without any action on the part of the Company Stockholder or Parent:

        (i)    each share of capital stock of First MergerSub issued and outstanding immediately prior to the Effective Time shall, by virtue of the First Step Merger and without any action on the part of the holder thereof, be converted into one (1) share of common stock, par value $.001 per share, of the Intermediate Surviving Entity following the First Step Merger, and such share of common stock shall constitute the only outstanding equity securities of the Intermediate Surviving Entity at such time;

        (ii)   each share of Company Common Stock that is owned by the Company, any wholly-owned Subsidiary of the Company, Parent, any MergerSub or any other wholly-owned Subsidiary of Parent shall automatically be canceled and retired and shall cease to exist, and no cash or other consideration shall be delivered or deliverable in exchange therefor; and

        (iii)  except as provided in clause (b) above, all shares of Company Common Stock issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive the Cash Consideration and the Stock Consideration. As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and the Company Stockholder shall cease to have any rights with respect thereto, except the right to receive, the Cash Consideration and the Stock Consideration pursuant to Section 2.7.

        (b)   As of the effective time of the Second Step Merger, by virtue of the Second Step Merger and without any action on the part of the Company Stockholder or Parent, (i) each unit of membership interest of Second MergerSub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Second Step Merger and without any action on the part of the holder thereof, be converted into one (1) unit of membership interest of the Final Surviving Entity following the Merger, and such units of membership interest shall constitute the only outstanding equity securities of the Final Surviving Entity at such time and (ii) each share of capital stock of the Intermediate Surviving Entity then outstanding shall automatically be canceled and retired and shall cease to exist, and no cash or other consideration shall be delivered or deliverable in exchange therefor.

        Section 2.7    Consideration for the Company Common Stock.

        (a)   At the Effective Time, on the terms and subject to the conditions of this Agreement and in reliance upon the representations, warranties, covenants and agreements set forth herein, in consideration for the Company Common Stock:

        (i)    Parent shall issue and deliver to the Company Stockholder 9,090,909 shares of Parent Common Stock (the "Stock Consideration"), free and clear of all Liens (other than restrictions under applicable federal and state securities Laws, the Stockholders Agreement and the Registration Rights Agreement).

        (ii)   Parent shall pay to the Company Stockholder by wire transfer of immediately available funds to an account designated by the Company Stockholder cash in an amount equal to $2,500,000 plus the Estimated Closing Cash Amount (the "Closing Cash Consideration").

        (b)   On each of the first and second anniversaries of the Closing Date, Parent shall pay to the Company Stockholder by wire transfer of immediately available funds to an account designated by the Company Stockholder cash in an amount equal to $2,500,000 (the "First Anniversary Cash Consideration" and "Second Anniversary Cash Consideration," respectively).

        (c)   As soon as practicable, but in any event within five (5) Business Days, after the receipt by Parent, the Final Surviving Entity or any of their respective Subsidiaries or Affiliates of any Incentive Fees, Parent shall pay by wire transfer of immediately available funds to an account designated by the Company Stockholder by written notice to Parent an amount in cash equal to (i) for the first fifteen million dollars ($15,000,000) of such Incentive Fees, the full amount of the Incentive Fees actually received by Parent, the Final Surviving Entity or any of their respective Subsidiaries or Affiliates and (ii) fifty percent (50%) of any Incentive Fees actually received by Parent, the Final Surviving Entity or any of their respective Subsidiaries or Affiliates in excess of fifteen million dollars ($15,000,000) (the "Contingent Cash Consideration" and, together with the Closing Cash Consideration, the First Anniversary Cash Consideration and the Second Anniversary Cash Consideration, the "Cash Consideration"); provided, that no amounts shall be payable in respect of any Incentive Fees received by Parent or any of its Subsidiaries or Affiliates (including the Final Surviving Entity) after the tenth (10th) anniversary of the Closing Date, except as provided in the Put/Call Agreement; provided, further, that any amounts payable to the Company Stockholder pursuant to the Put/Call Agreement shall be deemed Contingent Cash Consideration for all purposes hereunder; provided, further, that following receipt of a written notice from Parent that Parent, the Final Surviving Entity or any of their respective

Subsidiaries or Affiliates, as applicable, is required to return to any Company CLO Issuer any Incentive Fees previously paid to Parent, the Final Surviving Entity or any of their respective Subsidiaries or Affiliates for any reason (the "Returned Incentive Fees"), (A) the Company Stockholder shall repay by wire transfer to an account designated by Parent by written notice to the Company Stockholder the portion of the Contingent Cash Consideration actually received by the Company Stockholder in respect of such Returned Incentive Fees on or before five (5) Business Days after receipt of such written notice from Parent and (B) Parent shall pay such Returned Incentive Fees to the applicable Company CLO Issuer within two (2) Business Days after receipt thereof from the Company Stockholder. Parent shall, and shall cause each of its Subsidiaries and Affiliates (including the Final Surviving Entity) to, act in good faith and use commercially reasonable efforts to collect all Incentive Fees in accordance with the terms of the Incentive Fee Products when and as such Incentive Fees become due and payable. Without the prior written consent of the Company Stockholder, neither Parent nor any of its Subsidiaries or controlled Affiliates (including the Final Surviving Entity) shall amend, modify or waive any provision of any Company CLO Issuer Operative Documents relating to any Incentive Fee Products in any manner that adversely affects (or would be reasonably likely to adversely affect) the timing or amount of the Contingent Cash Consideration payable to the Company Stockholder pursuant to this Section 2.7(c), other than any amendment, modification or waiver (A) that does not amend, modify or waive the definition of "Tier I Incentive Fee" or "Tier II Incentive Fee" or the terms or schedule on which such Incentive Fees are payable and (B) for which Parent has a proper business purpose, other than the reduction of Contingent Cash Consideration hereunder.

        (d)   The Parties hereto agree for all Tax purposes that (i) payments of the First Anniversary Cash Consideration, the Second Anniversary Cash Consideration and the Contingent Cash Consideration pursuant to Section 2.7 and any payment pursuant to Section 2.8(e) shall be treated as deferred purchase price eligible for installment sale treatment under Section 453 of the Code and any corresponding provision of applicable Law, as appropriate, and subject to imputation of interest under Section 483 or 1274 of the Code, as applicable, and (ii) any payments made by the Company Stockholder to Parent in respect of Returned Incentive Fees pursuant to Section 2.7 shall be treated as reduction in the purchase price made under this Agreement.

        Section 2.8    Purchase Price Adjustment.

        (a)   Closing Estimates.    At least three (3) Business Days prior to the Closing Date, the Company shall cause to be prepared and delivered to Parent a statement setting forth the Company's good faith estimate of the Cash of the Company as of the close of business on the Closing Date, calculated without giving effect to the Merger (the "Estimated Closing Cash Amount").

        (b)   Post-Closing Statement.    Within thirty (30) days following the Closing, Parent shall cause to be prepared and delivered to the Company Stockholder a statement (the "Closing Cash Statement") setting forth Parent's determination of the Cash of the Company as of the close of business on the Closing Date, calculated without giving effect to the Merger (the "Closing Cash Amount").

        (c)   Dispute.    Within thirty (30) days following receipt by the Company of the Closing Cash Statement, the Company Stockholder shall deliver written notice to Parent of any dispute the Company Stockholder has with respect to Parent's calculation of the Closing Cash Amount (the "Dispute Notice"). If the Company Stockholder does not deliver a Dispute Notice within such thirty (30) day period, Parent's determination of the Closing Cash Amount as set forth in the Closing Cash Statement will be final, conclusive and binding on the Parties. In the event the Company Stockholder does timely deliver a Dispute Notice, Parent and the Company Stockholder shall negotiate in good faith to resolve such dispute. If Parent and the Company Stockholder, notwithstanding such good faith effort, fail to resolve such dispute within fifteen (15) days after the date of the Dispute Notice, then either Parent or the Company Stockholder may provide written notice to the other that it elects to submit the disputed items to a mutually agreeable, nationally recognized accounting firm who shall be independent of

Parent and the Company Stockholder, it being agreed that Ernst & Young LLP shall be mutually agreeable so long as such firm remains independent of the Parties (the "Arbitration Firm"). The Arbitration Firm will promptly review only those items and amounts (and may not assign a value greater than the greatest value for such item claimed by either Parent or the Company Stockholder or smaller than the smallest value for such item claimed by either Parent or the Company Stockholder) specifically set forth and objected to in the Dispute Notice and resolve the dispute with respect to each such specific item and amount. The fees and expenses of the Arbitration Firm will determine the allocation of the cost of its review as between Parent and the Company Stockholder and report based on the inverse of the percentage its determination (before such allocation) bears to the total amount of the total items in dispute as originally submitted to the Arbitration Firm. For example, should the items in dispute total in amount to $1,000 and the Arbitration Firm awards $300 in favor of the Company Stockholder's position, then 30% of the costs of its review would be borne by Parent and 70% of the costs would be borne by the Company Stockholder. The decision of the Arbitration Firm with respect to the Closing Cash Amount will be final, conclusive and binding on the Parties. The Arbitration Firm's decision shall be based solely on written submissions by Parent and the Company Stockholder and their respective representatives and not by independent review. The Arbitration Firm shall not hold any hearings, hear any oral testimony or otherwise seek or require any other evidence. Subject to the foregoing, each of Parent and the Company Stockholder agrees to use its commercially reasonable efforts to cooperate with the Arbitration Firm and to cause the Arbitration Firm to resolve any dispute no later than thirty (30) days after its engagement.

        (d)   Access.    For purposes of complying with the terms set forth in this Section 2.8, each Party shall cooperate with and make available to the other Parties and their respective representatives all information, records and data, and shall permit access to its personnel during normal business hours upon reasonable notice, as may be reasonably required in connection with the preparation and analysis of the Closing Cash Amount and the resolution of any disputes thereunder.

        (e)   Upward Adjustment.    If the Closing Cash Amount (as finally determined pursuant to Section 2.8(c)) is greater than the Estimated Closing Cash Amount, then the Cash Consideration will be adjusted upward by the amount of such excess, and the Company Stockholder will be entitled to receive an amount equal to such excess in accordance with Section 2.8(g).

        (f)    Downward Adjustment.    If the Closing Cash Amount (as finally determined pursuant to Section 2.8(c)) is less than the Estimated Closing Cash Amount, then the Cash Consideration will be adjusted downward by the amount of such shortfall, and the Company Stockholder shall pay or cause to be paid an amount equal to such shortfall to Parent in accordance with Section 2.8(g).

        (g)   Payments.    The amount, if any, owed by Parent to the Company Stockholder pursuant to Section 2.8(e), on the one hand, or by the Company Stockholder to Parent pursuant to Section 2.8(f), on the other hand, shall be paid in full by wire transfer of immediately available funds (unless otherwise agreed by the party receiving the payment) within five (5) Business Days after the date on which the Closing Cash Amount is finally determined pursuant to Section 2.8(c).

        Section 2.9    Tax Treatment of Merger.    The Integrated Merger, considered as a single integrated transaction for federal income tax purposes, is intended to constitute a "reorganization" within the meaning of Section 368(a)(1)(A) of the Code and Revenue Ruling 2001-46, 2001-2 C.B. 321, and the Parties hereto hereby agree to treat and report the Integrated Merger consistently with the foregoing intent for federal income tax purposes, unless a contrary position is required by a final determination within the meaning of Section 1313 of the Code. Each Party hereto further agrees that it will not (i) take any action that reasonably would be expected to cause the Integrated Merger to fail to qualify as a "reorganization" within the meaning of Section 368(a)(1)(A) of the Code or (ii) fail to take any action that is reasonably necessary for the Integrated Merger to so qualify. The parties hereto adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulations

Section 1.368-2(g) and 1.368-3(a) and, pursuant to Notice 2010-25, 2010-14 I.R.B. 527, agree to apply the rules set forth in the proposed Treasury Regulations of REG-146247-06, 72 F.R. 13058.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF
THE COMPANY AND THE COMPANY STOCKHOLDER

        Except as set forth in the corresponding sections of the disclosure schedule (the "Company Disclosure Schedule") delivered by the Company to Parent concurrently herewith, the Company represents and warrants as to itself and the Company Stockholder represents and warrants as to itself and only as to Section 3.1, Section 3.2, Section 3.4, Section 3.5, Section 3.6, Section 3.7(c), Section 3.18, Section 3.19 and Section 3.22 as of the date hereof and as of the Closing to Parent as follows:

        Section 3.1    Organization.

        (a)   The Company is duly incorporated, validly existing and in good standing under the Laws of Delaware, with all requisite corporate power and authority required to conduct its business as presently conducted. The Company Stockholder is duly formed, validly existing and in good standing under the Laws of Delaware, with all requisite limited liability company power and authority required to conduct its business as presently conducted. The Company has heretofore Delivered to Parent true and complete copies of the Constituent Documents of the Company, its Subsidiaries and the Company Stockholder and each such Constituent Document is in full force and effect and no amendments thereto are pending.

        (b)   The Company, its Subsidiaries and the Company Stockholder are duly qualified or licensed to transact business and are in good standing in all jurisdictions where the ownership or operation of their respective assets and properties or the conduct of their respective businesses requires such qualification, except where the failure to be so licensed or in good standing would not have a Company Material Adverse Effect.

        Section 3.2    Authorization; Enforceability.    Each of the Company and the Company Stockholder has all requisite corporate power or limited liability company power, as applicable, and authority to execute and deliver this Agreement and each applicable Ancillary Document that it is a party to and to perform its obligations hereunder and thereunder. The execution and delivery by each of the Company and the Company Stockholder of this Agreement and each applicable Ancillary Document that it is a party to and the performance by each of the Company and the Company Stockholder of its obligations hereunder and thereunder have been duly authorized by all requisite corporate action or limited liability company action, as applicable, of the Company and the Company Stockholder. No other action on the part of each of the Company or the Company Stockholder, or any respective member thereof, is necessary to authorize the execution, delivery and performance by each of the Company or the Company Stockholder of this Agreement and each applicable Ancillary Document that it is a party to and the consummation by each of the Company and the Company Stockholder of the transactions contemplated hereunder and thereunder. This Agreement has been, and each applicable Ancillary Document that the Company or the Company Stockholder will be a party to will be, duly executed and delivered by each of the Company and the Company Stockholder and, assuming that this Agreement and each applicable Ancillary Document has been duly authorized, executed and delivered by each of the other parties hereto and thereto, constitutes or, when executed and delivered by the Company and the Company Stockholder, will constitute the legal, valid and binding obligation of each of the Company and the Company Stockholder, enforceable against the Company and the Company Stockholder in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by: (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (ii) general principles of equity, including principles of reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in equity or at law).

        Section 3.3    Subsidiaries; Investments.

        (a)   Section 3.3(a) of the Company Disclosure Schedule sets forth the name and jurisdiction of organization of each Subsidiary of the Company. Each of the Company's Subsidiaries is an entity duly organized, validly existing and (to the extent the concept of good standing exists in the applicable jurisdiction) in good standing under the laws of its jurisdiction of organization. Each of the Company's Subsidiaries has all requisite corporate or other similar organizational power and authority to own, lease and operate its properties and to carry on its business as now being conducted except where the failure to be so licensed or in good standing would not have a Company Material Adverse Effect.

        (b)   Other than any interests in the Company's Subsidiaries and, except as set forth in Section 3.3(b) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries owns any Equity Interests in any Person. All Equity Interests in each Subsidiary of the Company are owned by the Company or another Subsidiary of the Company free and clear of any Liens (other than restrictions under applicable federal and state securities Laws), other than Permitted Liens.

        Section 3.4    Title; Capitalization.    The Company is authorized to issue one hundred (100) shares of Company Common Stock. As of the date of this Agreement, (i) one (1) share of Company Common Stock is issued and outstanding and (ii) no other shares of Company Common Stock, other voting securities of the Company have been issued, reserved or authorized for issuance or outstanding. All issued and outstanding shares of Company Common Stock have been duly authorized and are validly issued, fully paid, nonassessable and not subject to preemptive rights and are owned beneficially and of record by the Company Stockholder. There are no other outstanding calls, rights, commitments, agreements, arrangements or undertakings of any kind, obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold Equity Interests in the Company, or obligating the Company to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the Equity Interests of the Company. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any of its Equity Interests or make any material investment (in the form of a loan, capital contribution or otherwise) in any Person. Except as set forth in Section 3.4 of the Company Disclosure Schedule, there are no voting trusts or similar agreements to which the Company Stockholder, the Company or any of the Company's Subsidiaries is a party with respect to the voting of the capital stock of the Company or any Subsidiary of the Company. The Company Stockholder has good, valid and marketable title to the Company Common Stock, free and clear of all Liens (including any restriction on the right to vote, sell or otherwise dispose of such Company Common Stock), other than restrictions under applicable federal and state securities Laws.

        Section 3.5    Compliance with Laws.

        (a)   Except as set forth in Section 3.5(a) of the Company Disclosure Schedule, the Company Stockholder, the Company and the Company's Subsidiaries are not in material violation of, and have not violated in any material respect, any applicable Law affecting or related to the Company Stockholder, the Company, any of the Company's Subsidiaries or any Company CLO Issuer and any of their businesses, operations, assets or employees. To the Knowledge of the Company and of the Company Stockholder, except as set forth in Section 3.5(a) of the Company Disclosure Schedule, no investigation or review by any Governmental Authority with respect to the Company Stockholder, the Company, any of the Company's Subsidiaries or any Company CLO Issuer is pending or threatened and no Governmental Authority has indicated an intention to conduct the same.

        (b)   None of the Company Stockholder, the Company, any of the Company's Subsidiaries, any Company CLO Issuer, or any of their managers, directors or officers acting for or on their behalf, or, to the Knowledge of the Company, any employee or agent of the Company, any of its Subsidiaries or any Company CLO Issuer or any Person acting for or on their behalf, has, directly or indirectly, (i) used any funds for unlawful contributions, gifts, gratuities, entertainment or other unlawful expenses related to political activity, (ii) made any payment or offered, promised or authorized the payment of anything of value, regardless of form, whether in money, property or services, to or for the benefit of any United States or non-United States government official or employee, any official or employee of a public international organization, or any political party or candidate for political office for the purpose of influencing any act or decision of such individual or of any Governmental Authority or public international organization, or securing any improper advantage, in order to obtain or retain business or direct business to any Person in violation of applicable Law, (iii) made any other unlawful payment, regardless of form, whether in money, property or services, including any payment which constitutes criminal bribery under applicable Law or (iv) violated any applicable export control, money laundering or anti-terrorism law or regulation, the United States Foreign Corrupt Practices Act of 1977, as amended ("FCPA"), or any other applicable anti-bribery law or regulation, of any applicable jurisdiction, or any applicable Law of similar effect.

        Section 3.6    Non-Contravention; Consents and Approvals.    The execution and delivery of this Agreement by each of the Company Stockholder and the Company and the Ancillary Documents to which each is a party, the consummation by the Company Stockholder and the Company, as applicable, of the Transactions, and the performance by the Company Stockholder and the Company of their respective obligations hereunder and thereunder, except as set forth in Section 3.6 of the Company Disclosure Schedule and except for such Consents required for the "assignment" (or deemed assignment) by the Company of each Company CLO Management Agreement under applicable Law, including the Investment Advisers Act, and the Company CLO Management Agreements: (i) do not violate any provision of the Company CLO Issuer Operative Documents or the Constituent Documents of the Company Stockholder, the Company or any of the Company's Subsidiaries; and (ii)(A) do not conflict with or violate in any material respect any applicable Law of any Governmental Authority having jurisdiction over the Company Stockholder, the Company or any of the Company's Subsidiaries or any part of the properties or assets of the Company Stockholder, the Company or any of the Company's Subsidiaries, (B) do not require the Consent of any Person under, violate, result in the termination or acceleration of or of any right under, give rise to or modify any right or obligation under (whether or not in combination with any other event or circumstance), or conflict with, breach or constitute a default under (in each case with or without notice, the passage of time or both), any Company CLO Management Agreement or Company CLO Issuer Operative Document in each case, except as would not have a Company Material Adverse Effect, (C) do not require the Consent of any Person under, violate, result in the termination or acceleration of or of any right under, give rise to or modify any right or obligation under (whether or not in combination with any other event or circumstance), or conflict with, breach or constitute a default under (in each case with or without notice, the passage of time or both), any Contract other than a Company CLO Management Agreement or Company CLO Issuer Operative Document to which the Company Stockholder, the Company or any of the Company's Subsidiaries is a party or by which any of their respective properties or assets is bound, in each case, except as would not have a Company Material Adverse Effect, (D) do not result in the creation or imposition of any material Lien on any part of the properties or assets of the Company Stockholder, the Company or any of the Company's Subsidiaries, (E) do not violate any Order binding on the Company Stockholder, the Company or any of the Company's Subsidiaries or any part of their respective properties or assets, and (F) do not otherwise require any material Governmental Approvals or any material Third Party Consents, in each case, other than the Company Consents.

        Section 3.7    Financial Statements.

        (a)   The Company has previously Delivered to Parent complete and correct copies of the Company Audited Financial Statements and the Company Interim Financial Statements. Promptly after receipt thereof by the Company, the Company will Deliver to Parent complete and correct copies of the Company Restated Financial Statements. Except as set forth in Section 3.7(a) of the Company Disclosure Schedule, the Company Audited Financial Statements and the Company Interim Financial Statements fairly present in all material respects the financial position of the Company as of the respective dates thereof, and the results of the operations for the respective fiscal periods covered thereby, prepared in accordance with GAAP consistently applied during the periods presented, without modification of the accounting principles used in the preparation thereof, except as described in the notes thereto, and, in the case of the Company Interim Financial Statements, for the absence of footnotes and for normal year-end adjustments, and (i) have been prepared from the Books and Records of the Company, (ii) are complete and current in all material respects and (iii) reflect the adoption of ASC Topic 810 as of January 1, 2010 and the election of the fair value option for all assets and liabilities. Except as set forth in Section 3.7(a) of the Company Disclosure Schedule, the Company Restated Financial Statements (A) will fairly present in all material respects the financial position of the Company as of the respective dates thereof, and the results of the operations for the respective fiscal periods covered thereby, (B) will be prepared in accordance with GAAP consistently applied during the periods presented, without modification of the accounting principles used in the preparation thereof, except as described in the notes thereto, (C) will be prepared from the Books and Records of the Company, (D) will be complete and current in all material respects and (E) will reflect the adoption of ASC Topic 810 as of January 1, 2010 and the election of the fair value option for all assets and liabilities.

        (b)   Except as set forth in Section 3.7(b) of the Company Disclosure Schedule, there are no material off balance sheet transactions, arrangements, obligations, or relationships to which the Company is a party or bound (or has any commitment to be a party or bound by) including any joint venture, partnership agreement or similar Contract relating to any transaction, arrangement or relationship between or among the Company on the one hand, and any unconsolidated Affiliate (including any structured finance, special purpose or limited purpose entity), on the other hand.

        (c)   Except as set forth in Section 3.7(c) of the Company Disclosure Schedule, neither the Company nor the Company Stockholder has received any complaint, allegation, assertion or claim in writing regarding a material aspect of the accounting practices, procedures, methodologies or methods of the Company's internal accounting controls, including any such complaint, allegation, assertion or claim that the Company has engaged in questionable accounting or audit practices. All Books and Records and accounts of the Company and its Subsidiaries are accurate and complete in all material respects and are maintained in all material respects in accordance with all applicable Laws. The Company and its Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the actual levels at reasonable intervals and appropriate action is taken with respect to any differences.

        Section 3.8    Absence of Certain Changes and Events.    Except as set forth in Section 3.8 of the Company Disclosure Schedule, since the date of the Company Reference Balance Sheet (the "Reference Date"): (a) the Company has conducted, and has caused its Subsidiaries to conduct, their respective businesses only in the ordinary course and consistently with past practice; (b) the Company and its Subsidiaries have not suffered any event, change, occurrence, facts or circumstance that, individually or in the aggregate with any other events, changes, occurrences or circumstances, has had or would have a

Company Material Adverse Effect; and (c) there has not been any action, omission or event that would be prohibited by or would have required consent of Parent pursuant to Section 5.1 (excluding Section 5.1(b)(xi)) had such action, omission or event been taken, occurred or arisen after the date of this Agreement.

        Section 3.9    No Undisclosed Liabilities.    Except as set forth in Section 3.9 of the Company Disclosure Schedule and except for (i) those Liabilities that are reflected on or reserved against in the Company Reference Balance Sheet or (ii) those Liabilities incurred in the ordinary course of business consistent with past practice since the Reference Date, and that are not in each case, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries do not have any Liabilities of any kind or nature whatsoever, whether known or unknown, accrued, contingent, absolute, determined, or determinable, or whether otherwise due or to become due, and, to the Knowledge of the Company, there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a Liability. Neither the Company nor any of its Subsidiaries is liable for any Indebtedness for borrowed money.

        Section 3.10    Regulatory Compliance.

        (a)   None of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any other Person currently "associated" (as defined under the Investment Advisers Act) with the Company or any of its Subsidiaries, (i) has been convicted of any crime, has engaged in any conduct or is otherwise subject to any disqualification that would be a basis for denial, suspension or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act or be required to be disclosed under Item 9 of Part 2 of Form ADV, (ii) has been involved in any Legal Proceeding or is or was subject to any Order that is required to be disclosed on a Form ADV or (iii) has been subject to disqualification to serve as a broker-dealer under Section 3(a)(39) or Section 15 of the Exchange Act. As of the date hereof, there is no material Legal Proceeding pending or, to the Knowledge of the Company, threatened that would reasonably be expected to become the basis for any such disqualification, denial, suspension or revocation. The Company has Delivered to Parent a copy of any exemptive order issued by the SEC or its staff prior to the date of this Agreement in respect of any such disqualification. None of the Company or any of its Subsidiaries has been subject to disqualification as an investment adviser or subject to disqualification to serve in any other capacity contemplated by the Investment Company Act for any investment company under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person, as applicable, has received exemptive relief from the SEC with respect to any such disqualification. The Company has Delivered to Parent a copy of any exemptive order or other relief issued by the SEC in respect of any such disqualification in effect prior to the date hereof. There is no material Legal Proceeding pending or, to the Knowledge of the Company, threatened that would reasonably be expected to become the basis for any such disqualification. To the Knowledge of the Company, none of the Company, any of its Subsidiaries or any associated person thereof is subject to any disqualification under any applicable Law precluding the operation of their business as currently conducted, or that would have a Company Material Adverse Effect.

        (b)   Each of the Company and its Subsidiaries that may be required to be registered as an investment adviser under the Investment Advisers Act is registered as such and has made notice filings for each state listed in Section 3.10(b) of the Company Disclosure Schedule, which jurisdictions are the only jurisdictions wherein such Person is required to make any such filing.

        (c)   The Company and each Subsidiary of the Company that is registered as an investment adviser under the Investment Advisers Act has filed a Form ADV Part 1 with the SEC in accordance with the Investment Advisers Act, which Form at the time of filing was (and with respect to Form ADV Part II, was as of its date), and as amended and supplemented as of the date hereof is, in effect pursuant to and in material compliance with the requirements of the Investment Advisers Act. The Company has heretofore Delivered to Parent true and correct copies of the Forms ADV, as amended or supplemented as of the date hereof. Each of the Company and any Subsidiary of the Company that provides Investment Management Services (a "Company Investment Management Entity") and each of their investment adviser representatives (as such term is defined in Rule 203A-3(a) under the Investment Advisers Act) has, and until the time of the Closing will have, all Governmental Approvals required in order for them to lawfully conduct the Investment Management Services of the Company and its Subsidiaries in the manner presently conducted, and all such Governmental Approvals are in full force and effect and are being complied with in all respects, in each case except to the extent the failure to have such Governmental Approvals or the failure to comply with any such Governmental Approval has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect. Except as set forth in Section 3.10(c) of the Company Disclosure Schedule, none of the Company or any of its Subsidiaries or, in connection with their service to the Company and its Subsidiaries, any of their respective directors, officers or employees is registered or required to be registered as a broker or dealer, a commodity trading adviser, a commodity pool operator, a futures commission merchant, an introducing broker, a transfer agent, a registered representative or associated person of an investment adviser, a counseling officer, an insurance agent or a sales person with the SEC, the CFTC, the NFA, the FINRA, the securities commission of any state or any other self-regulatory body and each such Person set forth on Section 3.10(c) of the Company Disclosure Schedule is duly registered as required by Law. None of the Company, any of its Subsidiaries or, in connection with their service to the Company and its Subsidiaries, any of their respective directors, officers or employees, during the preceding ten (10) years, has been convicted of any crime, or is or has been the subject of a denial, suspension or revocation of registration with the CFTC or the NFA as a "commodity pool operator" or "commodity trading advisor" (as such term is defined in the Commodity Exchange Act).

        (d)   None of the Company, any Subsidiary, or any Company CLO Issuer is an investment company under the Investment Company Act, and no other Person to whom the Company or any Subsidiary of the Company renders Investment Management Services is an investment company under the Investment Company Act. None of the Company, any of its Subsidiaries or any Company CLO Issuer provides Investment Management Services to any Person other than the Company CLO Issuers.

        (e)   Each Company Investment Management Entity required to do so has adopted a written compliance program regarding such Company Investment Management Entity's satisfaction of the requirements of Rule 206(4)-7 under the Investment Advisers Act. To the Knowledge of the Company, there have been no material violations or allegations of material violations of such compliance program.

        (f)    No exemptive Orders, "no-action" letters or similar exemptions or regulatory relief have been obtained, and no requests are pending therefor, by or with respect to the Company, any of its Subsidiaries or any Company CLO Issuer or any employee of any such Person in connection with the business of the Company, any of its Subsidiaries or any Company CLO Issuer.

        Section 3.11    Company CLO Issuers.

        (a)   The Company and its Subsidiaries do not have any Clients other than Company CLO Issuers and the Company Managed Account. Except as set forth in Section 3.11(a) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to any Advisory Contracts or Strategic Financing Agreements other than Company CLO Management Agreements. To the Knowledge of the Company, the most recent trustee report under each Company CLO Issuer Operative Document accurately reflects each asset that qualifies as a "Defaulted Obligation" or a "Defaulted Security" (each as defined in the applicable Company CLO Issuer Operative Document) as of the date of such report. To the Knowledge of the Company, (i) there are no errors (which have not been corrected and notified to the recipients of such reports) in any trustee reports transmitted to investors that have resulted in or would result in distributions to investors other than in compliance with the applicable Company CLO Issuer Operative Documents and (ii) since the date of the most recent trustee report under each Company CLO Issuer Operative Document, there have been no events or circumstances (in each case whether now cured or uncured) that would reasonably be likely to materially adversely affect compliance with or satisfaction of any collateral quality or coverage tests, including but not limited to overcollateralization tests, under such Company CLO Issuer Operative Document.

        (b)   Except for any Consents required under the Investment Advisers Act or required under the Contracts set forth on Section 3.11(b) of the Company Disclosure Schedule, there are no Consents required for the "assignment" (or deemed assignment) under applicable Law and Company CLO Management Agreements, by the Company of any Company CLO Management Agreement in connection with the Transactions.

        (c)   Except as set forth in Section 3.11(c) of the Company Disclosure Schedule and expressly described thereon, as of the date hereof, there are no Contracts pursuant to which the Company or any of its Subsidiaries has undertaken or agreed to cap, waive, offset, reimburse or otherwise reduce any or all fees or charges payable by or with respect to any of Company CLO Issuers. Except as set forth in Section 3.11(c) of the Company Disclosure Schedule, (i) no Company CLO Issuer, applicable CLO Investor, applicable CLO Trustee or applicable CLO Administrator or any other Person has notified the Company or any of its Subsidiaries that the Company CLO Issuer or any other Person (including after giving effect to the Closing) has (or, with the giving of notice or the passage of time, or both, will have) the right to terminate the Company or any of its Subsidiaries or reduce or defer the fees payable to the Company or any of its Subsidiaries under any Company CLO Management Agreement or any other Company CLO Issuer Operative Document and (ii) no Company CLO Issuer, applicable CLO Investor, applicable CLO Trustee, applicable CLO Administrator or any other Person has notified the Company or any of its Subsidiaries that it may cause, either individually or collectively with others, a redemption of any securities issued by such Company CLO Issuer or termination of any Company CLO Management Agreement.

        (d)   No Company CLO Issuer is: (i) an employee benefit plan, as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA; (ii) a Person acting on behalf of such a plan; or (iii) an entity whose assets include the assets of such a plan, within the meaning of ERISA and applicable regulations.

        (e)   Section 3.11(e) of the Company Disclosure Schedule sets forth a true, correct and complete list of Company CLO Issuer Documents relating to Company CLO Issuers. The Company has Delivered to Parent true and correct copies of all Company CLO Issuer Documents relating to Company CLO Issuers, and the offering circulars or memoranda included in such Company CLO Issuer Documents relating to Company CLO Issuers did not at the time such Company CLO Issuer issued any securities related to such Company CLO Issuer Documents contain any untrue statement of a material fact concerning the Company or any of its Subsidiaries or omit to state a material fact concerning the Company or any of its Subsidiaries necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading. Each Company CLO Issuer Document to which the Company or any of its Subsidiaries is a party is in full force and effect and binding upon the Company or such Subsidiary of the Company and, to the Knowledge of the Company, the other parties thereto, except as (i) limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought. To the Knowledge of the Company, no Default (as defined in the applicable Company CLO Issuer Operative Document) has occurred and is continuing under any Company CLO Issuer Operative

Document, and no Event of Default (as defined in the applicable Company CLO Issuer Operative Document) has occurred and is continuing under any Company CLO Issuer Operative Document.

        (f)    Each Company Consent obtained in accordance with Section 5.7 (including each of the Consents included in the determination of whether the condition contained in Section 6.1(h) has been satisfied) will, as of the Closing Date, have been duly obtained under all applicable Law and the requirements of the applicable Company CLO Management Agreement.

        (g)   Neither the Company nor any of its Subsidiaries has provided notice of its resignation under any Company CLO Management Agreement.

        (h)   Other than Company CLO Management Agreements and the Company CLO Issuer Operative Documents, there are no Contracts pursuant to which the Company receives fees or payments in connection with its services under any Company CLO Issuer Operative Document. Neither the Company nor any of its Subsidiaries has entered into any Contract providing for the sharing of fees, delegation of any obligations or assignment or pledge of any rights under any Company CLO Management Agreement. Section 3.11(h) of the Company Disclosure Schedule sets forth a true, correct and complete list of any securities of each Company CLO Issuer owned by the Company or any of its Affiliates.

        (i)    No Company CLO Issuer has filed or is required to file federal, state, local or foreign Tax Returns or pay any Taxes or is otherwise subject to taxation in any jurisdiction except for the filing of Tax Returns and payment of Taxes in the Cayman Islands. Each Company CLO Issuer (i) has materially complied with all required Tax information reporting requirements to which it is subject by timely filing such Tax information reporting returns and reports in a form that is accurate and complete in all material respects and (ii) has complied in all material respects with the operating guidelines set forth in the applicable Company CLO Management Agreement or the Company CLO Issuer Operative Documents to avoid engaging, or deemed to be engaging, in a trade or business within the United States for United States federal income tax purposes or subject to United States federal, state or local income tax on a net income basis.

        (j)    No event or circumstance has occurred or exists which constitutes "cause" under any Company CLO Management Agreement, or, with the passage of time or giving of notice, would constitute "cause" under any Company CLO Management Agreement and no Company CLO Issuer, investor in any security issued by a Company CLO Issuer, applicable CLO Trustee, applicable CLO Administrator or any other Person has stated that such event or circumstance has occurred or exists.

        Section 3.12    Contracts.

        (a)   Section 3.12(a) of the Company Disclosure Schedule lists, and the Company has Delivered to Parent true, complete and correct copies of, the following Contracts (including all material amendments, modifications, extensions, renewals, guarantees, schedules, exhibits or ancillary agreements with respect thereto, or in the case of oral Contracts, written descriptions of the material terms thereof) to which the Company or any of its Subsidiaries is a party or is bound by as of the date hereof (collectively, with any Company Benefit Plan, the "Company Material Contracts"):

          (i)  each Company CLO Management Agreement;

         (ii)  any Contract relating to (x) the engagement of any financial institution (other than with any rating agency, trustee or routine service provider) in respect of engagements not yet completed or (y) in respect of the warehousing of securities not yet completed, in each case, in connection with the formation or offering of any securities;

        (iii)  any Contract for the purchase of any data, assets, material or equipment, other than any such Contract in an amount not exceeding $25,000 annually;

        (iv)  any Contract for the sale or disposition of assets of the Company or any of its Subsidiaries in excess of $25,000 other than financial assets in the ordinary course of business;

         (v)  any Contract relating to the acquisition (by merger, share exchange, consolidation, combination or purchase of Equity Interests or assets or otherwise) by the Company or any of its Subsidiaries of any corporation, partnership, limited liability company, or other business organization, division or operating business or material assets or the capital stock or other equity interests of any other Person;

        (vi)  any Contract relating to Indebtedness of the Company or any of its Subsidiaries in excess of $10,000;

       (vii)  any Contract, excluding any Company Benefit Plan, with any (A) current officer, director, member or Affiliate of the Company or any of its Subsidiaries or (B) any former officer, director, member or Affiliate of the Company or any of its Subsidiaries pursuant to which the Company or such Subsidiary has any continuing obligations thereunder;

      (viii)  any Contract imposing a Lien (other than Permitted Liens) on any of the assets of the Company in excess of $10,000;

        (ix)  any Contract with any Governmental Authority (other than a Contract relating to an investment by a Governmental Authority in a Company CLO Issuer);

         (x)  any Contract for the placement, distribution or sale of any interests in the Company or any of its Subsidiaries (including any agreement with respect to the referral or solicitation of prospective investors in any Company CLO Issuers) in respect of placements, distributions or sales not yet completed;

        (xi)  any Contract pursuant to which the Company or any of its Subsidiaries licenses third-party Intellectual Property (other than Contracts granting rights to use "off-the-shelf," "click-wrap," or "shrink-wrap" software, as well as other commercially available software licenses with royalties or license fees not exceeding $25,000 annually);

       (xii)  any Contract that (A) provides for a material earn-out or similar contingent obligation of the Company or any of its Subsidiaries or (B) contains a "clawback" or similar undertaking requiring the contribution, reimbursement or refund by the Company or any of its Subsidiaries of any prior distribution, return of capital or fees (whether performance based or otherwise) paid to the Company or any such Subsidiary;

      (xiii)  any Contract requiring that the Company or any of its Subsidiaries: (A) co-invest with any other Person; (B) provide seed capital or similar investment; or (C) invest in any investment product (including, any such Contract requiring additional or "follow-on" capital contributions by the Company or any such Subsidiary);

      (xiv)  any Contract that contains any of the following rights provided by the Company or any of its Subsidiaries to a Client advised by the Company or such Subsidiary: (A) special withdrawal or redemption rights; (B) designation rights regarding advisory boards or similar provisions; (C) anti-dilution rights; (D) special notice or reporting requirements; (E) a "most favored nation" or similar provision; or (F) early termination rights with respect to a Company CLO Issuer; and

       (xv)  any other Contract, excluding any Company Benefit Plans, not otherwise disclosed pursuant to this Section 3.12(a) having a duration in excess of one (1) year and not terminable without penalty upon ninety (90) days or less prior notice by the Company or any of its Subsidiaries that requires future expenditures of money in excess of $125,000.

        (b)   Each Company Material Contract (other than Company CLO Management Agreements) is in full force and effect, in all material respects, is a valid and binding obligation of the Company or a

Subsidiary of the Company and, to the Knowledge of the Company, each other party thereto, except to the extent that the enforceability thereof may be limited by: (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (ii) general principles of equity, including principles of reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in equity or at law). Neither the Company nor any of its Subsidiaries are in material breach or violation of, or default under, any Company Material Contract (other than Company CLO Management Agreements) and, to the Knowledge of the Company, no event exists that with notice, the passage of time or both would constitute a material default by the Company or any of its Subsidiaries under any Company Material Contract (other than Company CLO Management Agreements). To the Knowledge of the Company, neither it nor any of its Subsidiaries has received any written claim of default under or cancellation of any Company Material Contract (other than Company CLO Management Agreements), and to the Knowledge of the Company, no other party is in breach or violation of, or default under, any Company Material Contract (other than Company CLO Management Agreements).

        (c)   Each Company CLO Management Agreement and, to the Knowledge of the Company, each other Company CLO Issuer Operative Document is in full force and effect in all material respects and is a valid and binding obligation of the Company or a Subsidiary of the Company, and to the Knowledge of the Company, no event or circumstance exists that would constitute a material breach or violation of, or default under, a Company CLO Management Agreement or other Company CLO Issuer Operative Document, or cause for termination by a Company CLO Issuer or any other party of a Company CLO Management Agreement or other Company CLO Issuer Operative Document. The Company or such Subsidiary has performed all of the material obligations required to be performed by it under each Company CLO Management Agreement and each other Company CLO Issuer Operative Document, and is not in material breach or violation of, or default under any Company CLO Management Agreement, any other Company CLO Issuer Operative Document or any Constituent Document of any Company CLO Issuer. Neither the Company nor any of its Subsidiaries has received any written claim of default under or cancellation of or that cause for termination or removal exists under any Company CLO Management Agreement, any other Company CLO Issuer Operative Document or any Constituent Document of any Company CLO Issuer. To the Knowledge of the Company, no other party is in breach or violation of, or default under, any Company CLO Management Agreement, other Company CLO Issuer Operative Document or any Constituent Document of any Company CLO Issuer.

        Section 3.13    Intellectual Property.

        (a)   Section 3.13(a) of the Company Disclosure Schedule sets forth a complete and accurate list, as of the date of this Agreement, of (i) each issued patent owned by the Company or any of its Subsidiaries, (ii) each pending patent application filed by or on behalf of the Company or any of its Subsidiaries, (iii) each trademark registration, service mark registration, and copyright registration owned by the Company or any of its Subsidiaries, (iv) each application for trademark registration, service mark registration, and copyright registration made by or on behalf of the Company or any of its Subsidiaries, (v) each domain name registered by or on behalf of the Company or any of its Subsidiaries. All such Intellectual Property is subsisting, and to the Knowledge of the Company, valid and enforceable.

        (b)   Except as set forth on Section 3.13(b) of the Company Disclosure Schedule, the Company and its Subsidiaries own all right, title and interest in and to, or have valid and continuing rights to use all material Intellectual Property, used in the conduct of the business and operations of the Company and its Subsidiaries as presently conducted and as currently proposed to be conducted, free and clear of all Liens or obligations to others.

        (c)   Section 3.13(c) of the Company Disclosure Schedule sets forth a complete and accurate list of (i) all Company Computer Software and (ii) all computer software that is used by the Company or any Subsidiary in the business of the Company and the Subsidiaries that is not exclusively owned by the Company or any Subsidiary (other than Software licensed pursuant to "off-the-shelf," "click-wrap," or "shrink-wrap" or other commercially available software licenses with royalties or license fees not exceeding $25,000 annually). The Company or one of its Subsidiaries owns and possesses all right, title and interest in and to the Company Computer Software, free and clear of any Liens other than Permitted Liens. No open source or public library software, including, but not limited to, any version of any software licensed pursuant to any GNU public license, was used in the development or modification of any software owned by the Company or any of its Subsidiaries that is incorporated into or utilized by any products of the Company or any of its Subsidiaries where, as a result of the use of such open source or public library software, the Company or any of its Subsidiaries is obligated to make available to third parties the source code for the proprietary software owned by the Company or any of its Subsidiaries that is incorporated into such products.

        (d)   To the Knowledge of the Company, the conduct of the business of the Company as currently conducted does not infringe, misappropriate, or otherwise violate the Intellectual Property rights of any Person. Except as set forth on Section 3.13(d) of the Company Disclosure Schedules, there is no action, suit, proceeding, hearing, investigation, notice or complaint pending or, to the Knowledge of the Company, threatened, by any third party before any court or tribunal relating to any of Company's or any of its Subsidiaries' Intellectual Property, nor has any claim or demand been made by any Person that (i) challenges the validity, enforceability, use or exclusive ownership of any Intellectual Property owned by the Company or any of its Subsidiaries or (ii) alleges any infringement, misappropriation, violation, or unfair competition or trade practices by the Company or any of its Subsidiaries of any Intellectual Property of any Person, nor, to the Knowledge of the Company, is there any basis for any such claim or demand. Neither the Company nor any of its Subsidiaries has brought any action, suit or proceeding or asserted any claim (other than claims that have been resolved to the Company's satisfaction) against any Person for infringing or misappropriating any Intellectual Property owned by the Company or any of its Subsidiaries, nor, to the Knowledge of the Company, is there any basis for any such action, suit or proceeding. The representations and warranties of the Company set forth in this Section 3.13(d) are the only representations and warranties of the Company with respect to the matters set forth in this Section 3.13(d).

        (e)   All past and present employees of the Company and its Subsidiaries, and consultants and independent contractors who have contributed in any material respect to the development of Intellectual Property for the Company or its Subsidiaries have executed written agreements pursuant to which such individuals have assigned to the Company or its Subsidiaries all their rights in and to all Intellectual Property they may develop within the scope of their employment or engagement with the Company or its Subsidiaries. The Company and its Subsidiaries have taken adequate measures, consistent with good practices in the industry in which the Company and its Subsidiaries operate, to protect the confidentiality of all trade secrets owned by the Company or its Subsidiaries that are material to the conduct of the business and operations of the Company and its Subsidiaries as presently conducted and as currently proposed to be conducted. All past and present employees, consultants and independent contractors with access to the Company's or its Subsidiaries' confidential information are parties to written agreements under which each such individual is obligated to maintain the confidentiality of confidential information of the Company and its Subsidiaries. To the Knowledge of the Company, none of such individuals are in violation of the agreements described in this Section 3.13(e).

        (f)    The information technology systems of the Company, including the relevant software and hardware, are reasonably secure against intrusion and, except as set forth in Section 3.13(f) of the Company Disclosure Schedule, have not suffered any material failure or security breach within the past two (2) years. The Company is in compliance in all material respects with any posted privacy policies and any applicable Laws relating to personally identifiable information.

        Section 3.14    Litigation.    Except as set forth in Section 3.14 of the Company Disclosure Schedule, (a) there is no material Legal Proceeding pending nor, to the Knowledge of the Company, threatened against the Company, its Subsidiaries or Company CLO Issuers before any Governmental Authority, (b) none of the Company, its Subsidiaries or Company CLO Issuers is a party to or is subject to any Order or other arrangement with any Governmental Authority and none of the Company, its Subsidiaries or Company CLO Issuers has been notified by any Governmental Authority to the effect that such Governmental Authority is contemplating issuing or requesting any such Order or other arrangement, and (c) none of the Company, its Subsidiaries or Company CLO Issuers is in default under, or has failed to comply with, any material Order applicable to it.

        Section 3.15    Taxes.

        (a)   Each of the Company and its Subsidiaries has timely filed or caused to be timely filed all material Tax Returns required to be filed by it with the appropriate taxing authority in all jurisdictions in which such Tax Returns are required to be filed. All such Tax Returns are true, correct and complete in all material respects. Each of the Company and its Subsidiaries has fully and timely paid all material Taxes due and payable by it and has made adequate provision in accordance with GAAP for any material Taxes not yet due and payable by it.

        (b)   Except as set forth in Section 3.15(b) of the Company Disclosure Schedule, no Tax Liens other than Permitted Liens are in effect or have been filed and are still outstanding and no claims or adjustments are being asserted or threatened in writing with respect to the Company or any of its Subsidiaries in respect of any Tax. All deficiencies asserted or assessments made by any taxing authority with respect to the Company or any of its Subsidiaries have been fully paid.

        (c)   Except as set forth in Section 3.15(c) of the Company Disclosure Schedule, none of the Company or any of its Subsidiaries has received written notice of any outstanding Tax audit or inquiry which the Company has not Delivered to Parent.

        (d)   There are no outstanding extensions, waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns of any of the Company or its Subsidiaries (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business).

        (e)   None of the Company or any of its Subsidiaries has engaged in any "reportable transactions" described in Treasury Regulation Section 1.6011-4(b)(2), (3), (4) or (6).

        (f)    Neither the Company nor any of its Subsidiaries is a party to or bound by any outstanding agreement or understanding providing for the allocation or sharing of Taxes, other than customary commercial agreements not primarily related to Taxes.

        (g)   Neither the Company nor any of its Subsidiaries has any Liability for Taxes of any other Person (other than the Company and its Subsidiaries) pursuant to Treasury Regulation Section 1.1502-6 (or any similar provision of federal, state, local or foreign Law), as a transferee or successor, by Contract or otherwise.

        (h)   None of the Company, any of its Subsidiaries or any of their Affiliates or predecessors by merger or consolidation has within the past two (2) years been a party to a transaction intended to qualify under Section 355 of the Code or under so much of Section 356 of the Code as relates to Section 355 of the Code.

        (i)    The Company and each of its Subsidiaries has timely withheld and paid to the appropriate taxing authority all material amounts required to be so withheld and paid under all applicable Laws.

No claim has been made in writing by a taxing authority in a jurisdiction where the Company or any of its Subsidiaries do not file Tax Returns such that it is or may be subject to taxation by, or required to file any Tax Return in, that jurisdiction. The Company is not a "United States real property holding corporation" within the meaning of Section 897 of the Code. There is no taxable income of the Company or any of its Subsidiaries that was received or accrued prior to the Closing that will be required under applicable Tax Law to be reported for a taxable period beginning after the Closing Date that is attributable to a transaction (such as an installment sale) that occurred prior to the Closing.

        (j)    Except as set forth in Section 3.15(j) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries (i) has agreed to or is required to make any adjustment pursuant to Section 481(a) of the Code or any similar provision of Law, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the Company or any of its Subsidiaries, (ii) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any similar provision of Law with respect to the Company or any Subsidiary, (iii) has granted to any Person any power of attorney that is currently in force with respect to any Tax matter, (iv) is subject to a private letter ruling of the IRS or comparable rulings of any other taxing authority, or (v) has, or has ever had, a permanent establishment in any country other than the country of its organization, or is, or has ever been, subject to Tax in a jurisdiction outside the country of its organization.

        (k)   As of December 31, 2010, the Company will have cumulative net operating loss carryforwards of at least $19,400,000 for United States federal income tax purposes. The Company makes no representation or warranty with respect to net operating loss carryforwards other than the representation contained in this Section 3.15(k) and the representation contained in Section 3.15(l).

        (l)    Neither the Company nor any of its Subsidiaries has ever experienced an ownership change pursuant to Section 382 of the Code, determined without regard to the Integrated Merger.

        (m)  No amounts of compensation (including from incentive and other fees, including any fees relating to any Company CLO Issuer or Company CLO Management Agreement) of the Company or any of its Subsidiaries are subject to the increase in Tax imposed under Section 457A(c)(1)(B) of the Code.

        (n)   To the Company's Knowledge, neither the Company nor any of its Subsidiaries has taken, or agreed to take, any action that would prevent the Integrated Merger, considered as a single integrated transaction for federal income tax purposes, from constituting a transaction qualifying under Section 368(a) of the Code. To the Company's Knowledge, there is no agreement, plan or other circumstance that would prevent the Integrated Merger, considered as a single integrated transaction for federal income tax purposes, from qualifying under Section 368(a) of the Code.

        Section 3.16    Employee Benefit Plans.

        (a)   Section 3.16(a) of the Company Disclosure Schedule identifies each Company Benefit Plan. The Company has Delivered to Parent true and complete copies of each Company Benefit Plan and all amendments thereto (and for any Company Benefit Plan that is not in writing, a written description of the material terms thereof), and, with respect to each Company Benefit Plan, in each case to the extent applicable, (i) the most recent summary plan descriptions (and all summaries of material modifications thereto) with respect to each of the Company Benefit Plans subject to ERISA and similar descriptions of all other Company Benefit Plans, (ii) the trust agreement, insurance contract or other documentation of any funding arrangement related to each Company Benefit Plan, (iii) any material communications to and from any Governmental Authority or to or from any participant of a Company Benefit Plan (or a written description of any material oral communications), (iv) the most recent Form 5500 and related schedules for each Company Benefit Plan subject to ERISA's reporting requirements, the two most recent actuarial reports and audited financial statements, and (v) the most recent determination or opinion letter from the Internal Revenue Service (the "IRS") with respect to the qualified status of each of the Company Benefit Plans that is intended to meet the requirements of a "qualified plan" under Section 401(a) of the Code. Each Company Benefit Plan has been established, maintained, operated and administered in all material respects in accordance with its terms and is in compliance in all material respects with applicable Law, including ERISA and the Code. Each Company Benefit Plan which is intended to meet the requirements of a "qualified plan" under Section 401(a) of the Code has either received a favorable determination letter from the IRS with respect to such Company Benefit Plan, or with respect to a prototype Company Benefit Plan, the prototype sponsor has received a favorable IRS opinion letter. Nothing has occurred since the most recent determination or opinion letter relating to any such Company Benefit Plan that would reasonably be expected to cause the loss of such qualification, or the imposition of any liability, penalty or Tax under ERISA or the Code. With respect to each Company Benefit Plan, there are (A) no pending or, to the Knowledge of the Company, threatened material legal actions, suits, Liens, complaints or claims relating to any Company Benefit Plan and (B) no material actions, suits, proceedings, hearings or investigations with respect to the administration of the investment of the assets of any of the Company Benefit Plans (other than routine claims for benefits) pending or, to the Knowledge of the Company, threatened. None of the Company, any of its Subsidiaries, or any "party in interest" or "disqualified person" with respect to the Company Benefit Plans has engaged in a non-exempt "prohibited transaction" within the meaning of Section 4975 of the Code or Section 406 of ERISA and no fiduciary has incurred any material Liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Company Benefit Plan. No Company Benefit Plan is subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code and neither the Company, any of its Subsidiaries, nor any member of their Controlled Groups (defined as any organization which is a member of a controlled group of organizations within the meaning of Sections 414(b), (c), (m) or (o) of the Code) have at any time in the six (6) years immediately prior to the Closing Date sponsored or contributed to, or had any Liability or obligation with respect to, any plan subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code. None of the Company or any of its Subsidiaries have any present or future Liability to provide death, medical, life or other health and welfare benefits with respect to any of their employees or other service providers (or their spouses, beneficiaries, or dependents) subsequent to the retirement or other termination of service of any such employee or service provider, other than continuation coverage as described under Part 6 of Title I of ERISA or similar state Law and at the sole expense of such individual. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (whether alone or in conjunction with any other event), will: (1) result in the payment of, or any material increase in, any compensation or benefits, including severance, unemployment compensation, golden parachute or otherwise, becoming due to any current or former director, officer, partner, member, consultant or employee of the Company or any of its Subsidiaries under any of the Company Benefit Plans or otherwise; (2) increase any benefits otherwise payable or result in any new obligation under any of the Company Benefit Plans; (3) result in the acceleration of the time of payment, funding or vesting of any benefit under any of the Company Benefit Plans (whether through a grantor trust or otherwise); (4) result in any limitation or restriction on the right of the Company or any of its Subsidiaries to amend or terminate any Company Benefit Plan; or (5) result in any payments that (x) would not be deductible under Section 280G of the Code or (y) would result in the imposition of any excise tax on any officer, employee or consultant of the Company or any of its Subsidiaries under Section 4999 of the Code or any other comparable Law. None of the Company Benefit Plans provides for a "gross-up" or similar payment in respect of any Taxes that may become payable under Section 409A or Section 4999 of the Code. All material contributions and other payments required to be made by the Company or any of its Subsidiaries to any of the Company Benefit Plans with respect to any period ending at the Closing Date have been made or reserves adequate for such contributions or other payments have been set aside therefor and have been reflected in the Company Financial Statements in accordance with GAAP. There are no material outstanding Liabilities of any of the Company Benefit Plans other than Liabilities for benefits to be paid to participants and their beneficiaries in accordance with the terms of such Company Benefit Plan. No Company Benefit Plan is maintained outside of the United States of America or covers any director, employee or consultant working outside of the United States of America.

        (b)   Each Company Benefit Plan that is or that forms a part of a "non-qualified deferred compensation plan" described in Section 409A of the Code ("Section 409A") is and has been maintained and operated in all material respects in compliance with Section 409A and the applicable guidance issued thereunder.

        Section 3.17    Employment Matters.    There are no employment or consulting Contracts to which the Company or any of its Subsidiaries is a party or by which it is bound or otherwise has any present or future Liability other than as listed on Section 3.17 of the Company Disclosure Schedule, true and complete copies (and any amendments thereto) of which have been Delivered to Parent. The Company and its Subsidiaries are not, and have not in the past five (5) years been, a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company or any of its Subsidiaries. There are no organizing activities involving any employees of the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened, with any labor organization or group of employees of the Company or any of its Subsidiaries and there have not been, nor are there currently, any representation or certification proceedings or petitions seeking a representation proceeding pending or, to the Knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority relating to the employees of the Company or any of its Subsidiaries. There have not been in the past five (5) years and there are not currently any pending, or, to the Knowledge of the Company, threatened, labor strikes, disputes, walkouts, work stoppages, slowdowns, demonstrations, leafleting, picketing, boycott, work-to-rule campaign, sit-in, sick-out, union election, governmental investigation or lockout involving any employees of the Company or any of its Subsidiaries. There are no material unfair labor practice charges or complaints, grievances, arbitrations or arbitration demands, lawsuits or administrative or other proceedings pending or, to the Knowledge of the Company, threatened, by or on behalf of any employee or group of employees of the Company or any of its Subsidiaries, or brought or filed with any authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of service of any individual by the Company or any of its Subsidiaries or any basis for any of the foregoing. There are no material charges or complaints alleging sexual or other harassment or other discrimination by the Company, any of its Subsidiaries or any of their respective employees or agents pending or, to the Knowledge of the Company, threatened, in each case against the Company or any of its Subsidiaries. The Company and its Subsidiaries are in compliance in all material respects with all Laws governing the employment of labor, including all such Laws relating to wages, hours, collective bargaining, discrimination, civil rights, safety and health, labor relations, working conditions, employee scheduling, family and medical leave, employment and reemployment of members of the uniformed services, employment terminations, classification of Persons as independent contractors, workers' compensation disability, employee benefits, severance payments, unemployment and the collection and payment of withholding and/or Taxes due under the United States Old-Age, Survivors, and Disability Insurance program, and similar Taxes. The Company and its Subsidiaries have complied in all material respects with the federal Worker Adjustment and Retraining Notification Act of 1988 or any similar state or local "mass layoff" or "plant closing" Law (collectively, "WARN") and have not incurred any Liability or obligation which remains unsatisfied under WARN.

        Section 3.18    Brokers.    No broker, finder, agent or similar intermediary is acting, or has acted, for, or on behalf of, the Company Stockholder, the Company, any of the Company's Subsidiaries or any Company CLO Issuer in connection with this Agreement or the transactions contemplated hereby. No broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with the Company Stockholder, the Company, any of the Company's Subsidiaries or any Company CLO Issuer or any action taken by the Company Stockholder, the Company, any of the Company's Subsidiaries or any Company CLO Issuer.

        Section 3.19    Independent Investigation.    Each of the Company Stockholder and the Company hereby acknowledges and affirms that it has conducted and completed its own investigation, analysis and evaluation of Parent, its Subsidiaries and Parent CDO Issuers, that it has made all such reviews and inspections of the financial condition, business, results of operations, properties, assets and prospects of Parent, its Subsidiaries and Parent CDO Issuers, as it has deemed necessary or appropriate, that it has had the opportunity to request all information it has deemed relevant to the foregoing from Parent, and that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby it has relied solely on its own investigation, analysis and evaluation of Parent, its Subsidiaries and Parent CDO Issuers and is not relying in any way on any representations and warranties, including any implied warranties, made by Parent or on behalf of Parent by any other Person other than the representations and warranties made expressly by Parent in this Agreement.

        Section 3.20    Other Investment Advisory Activities.

        (a)   Section 3.20(a) of the Company Disclosure Schedule sets forth a true and complete list showing each Client of the Company and its Subsidiaries as of the date hereof, other than Company CLO Issuers.

        (b)   The Company has Delivered to Parent prior to the date hereof copies of each Advisory Contract in effect, as of the date hereof, a true and complete list of which is set forth at Section 3.20(b) of the Company Disclosure Schedule, other than Company CLO Management Agreements listed in Section 3.11(a)(i) of the Company Disclosure Schedule.

        (c)   Each Advisory Contract and any amendment, continuance or renewal thereof, in each case, in effect as of the date hereof, (i) has been duly authorized, executed and delivered by the Company or its applicable Subsidiary, (ii) is a valid and legally binding agreement, enforceable against the Company or its applicable Subsidiary and, each other party thereto, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles, and (iii) to the extent any Company Investment Management Entity registered under the Investment Advisers Act is a party to such Advisory Contract, complies with the Investment Advisers Act, in each case, other than the Company CLO Management Agreements in Section 3.11(a)(i) of the Company Disclosure Schedule.

        (d)   To the Knowledge of the Company, no material controversy or disagreement exists between the Company or any of its Subsidiaries and any Client that has had or would have, individually or in the aggregate, a Company Material Adverse Effect. None of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any other party, is in material default (with or without notice or lapse of time or both) under any Advisory Contract.

        Section 3.21    Affiliate Transactions.    Except as set forth in Section 3.21 of the Company Disclosure Schedule, since January 1, 2009, none of the Company, any of its Subsidiaries or any Company CLO Issuers has engaged in any transactions and is not party to any agreements, arrangements or understandings with Affiliates that would be required to be disclosed under Item 404 of Regulation S-K if the Company were subject thereto.

        Section 3.22    Legends.    The Company Stockholder understands that until such time as the resale of the Company Common Stock has been registered under the Securities Act as contemplated by the Stockholders Agreement, the stock certificates representing the Company Common Stock, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer Order may be placed against transfer of such stock certificates):

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (i) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO DEERFIELD CAPITAL CORP., THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (ii) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Company Common Stock upon which it is stamped, if, unless otherwise required by state securities laws, (i) the Company Common Stock is registered for resale under the Securities Act, (ii) the Company Stockholder provides the Company with reasonable assurance that the Company Common Stock can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, (or a successor rule thereto) (collectively, "Rule 144"), or (iii) in connection with a sale, assignment or other transfer, the Company Stockholder provides the Company with an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that the legend is no longer necessary to protect the Company against a violation by it of the Securities Act upon any sale, assignment or transfer of the Company Common Stock made without registration under the applicable requirements of the Securities Act.

        Section 3.23    Acquisition of CypressTree.    Prior to the date hereof, the Company has consummated the CypressTree Acquisition pursuant to the Company Acquisition Agreements. The Company has Delivered to Parent true and correct copies of the Company Acquisition Agreements. Neither the Company nor any of its Subsidiaries, nor to the Knowledge of the Company, any other party to the Company Acquisition Documents is in material breach or violation of, or default under, any Company Acquisition Agreements. To the Knowledge of the Company, all of the representations and warranties set forth in the Company Acquisition Agreements are true and correct in all material respects. The representations and warranties set forth in this Section 3.23 shall be the sole representations and warranties relating to CypressTree (including any CypressTree CLO Issuers).

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGERSUBS

        Except as set forth in the corresponding sections of the disclosure schedule (the "Parent Disclosure Schedule") which is being delivered by Parent to the Company concurrently herewith and except as disclosed in, and reasonably apparent from, Parent SEC Documents publicly available prior to the date of this Agreement and only as and to the extent disclosed therein (other than disclosures in any schedules thereto or in any documents incorporated by reference therein and other than any forward looking disclosures set forth in any risk factor section, any disclosures in any Section relating to forward looking statements and any other disclosures included therein to the extent they are primarily predictive or forward-looking in nature), Parent and MergerSubs represent and warrant to the Company as of the date hereof and as of the Closing, as follows:

        Section 4.1    Organization.

        (a)   Parent is duly incorporated, validly existing and in good standing under the Laws of Maryland, with all requisite corporate power and authority required to conduct its business as presently conducted. First MergerSub is duly incorporated, validly existing and in good standing under the Laws of Delaware, with all requisite corporate power and authority required to conduct its business as presently conducted. Second MergerSub is duly formed, validly existing and in good standing under the Laws of Delaware, with all requisite limited liability company power and authority required to conduct its business as presently conducted. Parent has heretofore Delivered to the Company true and complete copies of the Constituent Documents of Parent and its Subsidiaries and each such Constituent Document is in full force and effect and no amendments thereto are pending.

        (b)   Parent and its Subsidiaries are duly qualified or licensed to transact business and are in good standing in all jurisdictions where the ownership or operation of their respective assets and properties or the conduct of their respective businesses requires such qualification, except where the failure to be so licensed or in good standing would not have a Parent Material Adverse Effect.

        Section 4.2    Authorization; Enforceability.    Each of Parent and each MergerSub has all requisite corporate power or limited liability company power, as applicable, and authority to execute and deliver this Agreement and each applicable Ancillary Document that it is a party to and to perform its obligations hereunder and thereunder. The execution and delivery by each of Parent and each MergerSub of this Agreement and each applicable Ancillary Document that it is a party to and the performance by each of Parent and each MergerSub of its obligations hereunder and thereunder have been duly authorized by all requisite corporate action or limited liability company action, as applicable, of Parent and each MergerSub, subject only to obtaining (a) Stockholder Approval at a duly held meeting of such stockholders (the "Stockholders Meeting") or any adjournment or postponement thereof, (b) Parent's approval by written consent of the First Step Merger as the sole stockholder of First MergerSub and (b) Parent's approval by written consent of the Second Step Merger as the sole member of Second MergerSub. The Parent Board has determined (based on the recommendation of the Special Committee) that the Submitted Proposals are in the best interests of Parent and its stockholders, has resolved to recommend that holders of Parent Common Stock vote in favor of the Submitted Proposals, and has directed that the Submitted Proposals be submitted to Parent's stockholders for approval at the Stockholders Meeting (the "Parent Recommendation"). No action is required by the Parent Board, the stockholders of Parent or any other Person to make any "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation enacted under the General Corporation Law of the State of Maryland, as amended, inapplicable to the transactions contemplated hereby. The Stockholder Approval at the Stockholders Meeting or any postponement or adjournment thereof is the only vote of holders of any class of capital stock of Parent that necessary to approve the Submitted Proposals, including for purposes of NASDAQ Marketplace Rule 5635(a). No other corporate action on the part of Parent, First MergerSub or their respective stockholders is necessary to authorize the execution, delivery and performance by each of Parent and First MergerSub of this Agreement and each applicable Ancillary Document that it is a party to and the consummation by it of the transactions contemplated hereunder and thereunder. No other limited liability company action on the part of Second MergerSub or any member of Second MergerSub is necessary to authorize the execution, delivery and performance by Second MergerSub of this Agreement and each applicable Ancillary Document that it is a party to and the consummation by Second MergerSub of the transactions contemplated hereunder and thereunder. This Agreement has been, and each applicable Ancillary Document that Parent or any MergerSub will be a party to will be, duly executed and delivered by each of Parent and such MergerSub and, assuming that this Agreement and each applicable Ancillary Document that Parent or any MergerSub will be a party to has been duly authorized, executed and delivered by each of the other parties hereto and thereto, constitutes or, when executed and delivered by Parent and such MergerSub, will constitute the legal, valid and binding obligation of each of Parent and such MergerSub, enforceable against Parent and such MergerSub in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by: (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (ii) general principles of equity, including principles of reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in equity or at law).

        Section 4.3    Subsidiaries; Investments.

        (a)   Section 4.3(a) of the Parent Disclosure Schedule sets forth the name and jurisdiction of organization of each Subsidiary of Parent. Each of Parent's Subsidiaries is an entity duly organized, validly existing and (to the extent the concept of good standing exists in the applicable jurisdiction) in good standing under the laws of its jurisdiction of organization. Each of Parent's Subsidiaries has all requisite corporate or other similar organizational power and authority to own, lease and operate its properties and to carry on its business as now being conducted except where the failure to be so licensed or in good standing would not have a Parent Material Adverse Effect.

        (b)   Other than any interests in Parent's Subsidiaries and, except as set forth in Section 4.3(b) of the Parent Disclosure Schedule, neither Parent nor any of its Subsidiaries owns any Equity Interests in any Person. All Equity Interests in each Subsidiary of Parent are owned by Parent or another Subsidiary of Parent free and clear of any Liens (other than restrictions under applicable federal and state securities Laws), other than Permitted Liens.

        (c)   Each MergerSub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement. As of the date hereof and immediately prior to the Effective Time, except for (i) obligations or liabilities incurred in connection with its organization and (ii) this Agreement, the Ancillary Documents and the Transactions, no MergerSub has incurred, directly or indirectly, through any of its Subsidiaries or Affiliates, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person. No MergerSub has any Subsidiaries, and no MergerSub owns or has the right to acquire any security or interest in any other Person.

        Section 4.4    Capitalization.

        (a)   Parent is authorized to issue 500,000,000 shares of Parent Common Stock and 100,000,000 shares of preferred stock of Parent, par value $0.001 per share (the "Preferred Stock"). As of the date of this Agreement, (i) 11,000,812 shares of Parent Common Stock are issued and outstanding, (ii) no shares of Preferred Stock are issued and outstanding, (iii) Parent has reserved 397,052 shares of Parent Common Stock for issuance pursuant to the grant of outstanding restricted stock units and 250,000 shares of Parent Common Stock for issuance pursuant to exercise of outstanding warrants to purchase Parent Common Stock and (iv) no other shares of Parent Common Stock, other voting securities of Parent or shares of Preferred Stock have been issued, reserved or authorized for issuance or outstanding. All issued and outstanding shares of Parent Common Stock have been duly authorized and are validly issued, fully paid, nonassessable and not subject to preemptive rights. Except as set forth in Section 4.4 of the Parent Disclosure Schedule, there are no other outstanding calls, rights, commitments, agreements, arrangements or undertakings of any kind, obligating Parent to issue, deliver or sell, or cause to be issued, delivered or sold Equity Interests in Parent, or obligating Parent to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the Equity Interests of Parent. There are no outstanding contractual obligations of Parent to repurchase, redeem or otherwise acquire any of its Equity Interests or make any material investment (in the form of a loan, capital contribution or otherwise) in any Person. There are no voting trusts or similar agreements to which Parent or any of its Subsidiaries is a party with respect to the voting of the capital stock of Parent or any Subsidiary of Parent.

        (b)   Parent owns (i) one hundred percent (100%) of the Equity Interest of First MergerSub, which consist exclusively of one hundred (100) shares of common stock, par value $.001 per share, and (ii) one hundred percent (100%) of the Equity Interests of Second MergerSub which consist exclusively of one dollar ($1.00) of capital. Parent owns beneficially and of record, and has good, valid and marketable title to, the Equity Interests of each MergerSub, free and clear of all Liens (including any restriction on the right to vote, sell or otherwise dispose of such Equity Interests), other than restrictions under applicable federal and state securities Laws. No other Equity Interests in any MergerSub are authorized, issued or outstanding. There are no outstanding options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind, obligating Parent or any MergerSub to issue, deliver or sell, or cause to be issued, delivered or sold Equity Interests in any MergerSub or obligating Parent or any MergerSub to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding or authorized appreciation, phantom, profit participation or similar rights with respect to the Equity Interests of any MergerSub. There are no outstanding contractual obligations of Parent or any MergerSub to repurchase, redeem or otherwise acquire any of the Equity Interests of any MergerSub or make any material investment (in the form of a loan, capital contribution or otherwise) in any Person.

        Section 4.5    Compliance with Laws.

        (a)   Except as set forth in Section 4.5(a) of the Parent Disclosure Schedule and as may relate to (i) Consents required for the "assignment" (or deemed assignment) by Parent of each Parent CDO Management Agreement under applicable Law and the Parent CDO Management Agreements and (ii) the registration of Parent Investment Management Entities under the Investment Advisers Act, which are covered by Section 4.10(b) and Section 4.10(c), Parent and its Subsidiaries are not in material violation of, and have not violated in any material respect, any applicable Law affecting or related to Parent, any of its Subsidiaries or any Parent CDO Issuer and any of their businesses, operations, assets or employees. To the Knowledge of Parent, except as set forth in Section 4.5(a) of the Parent Disclosure Schedule, no investigation or review by any Governmental Authority with respect to Parent, any of its Subsidiaries or any Parent CDO Issuer is pending or threatened and no Governmental Authority has indicated an intention to conduct the same.

        (b)   None of Parent, any of its Subsidiaries, any Parent CDO Issuer, or any of their managers, directors or officers acting for or on their behalf, or, to the Knowledge of Parent, any employee or agent of Parent, any of its Subsidiaries or any Parent CDO Issuer or any Person acting for or on their behalf, has, directly or indirectly, (i) used any funds for unlawful contributions, gifts, gratuities, entertainment or other unlawful expenses related to political activity, (ii) made any payment or offered, promised or authorized the payment of anything of value, regardless of form, whether in money, property or services, to or for the benefit of any United States or non-United States government official or employee, any official or employee of a public international organization, or any political party or candidate for political office for the purpose of influencing any act or decision of such individual or of any Governmental Authority or public international organization, or securing any improper advantage, in order to obtain or retain business or direct business to any Person in violation of applicable Law, (iii) made any other unlawful payment, regardless of form, whether in money, property or services, including any payment which constitutes criminal bribery under applicable Law or (iv) violated any applicable export control, money laundering or anti-terrorism law or regulation, the FCPA, or any other applicable anti-bribery law or regulation, of any applicable jurisdiction, or any applicable Law of similar effect.

        Section 4.6    Non-Contravention; Consents and Approvals.    The execution and delivery of this Agreement by each of Parent and each MergerSub and the Ancillary Documents to which each is a party, the consummation by Parent and each MergerSub of the Transactions, and the performance by Parent and MergerSubs of their respective obligations hereunder and thereunder, except as set forth in Section 4.6 of the Parent Disclosure Schedule and except for such Consents required for the "assignment" (or deemed assignment) by Parent of each Parent CDO Management Agreement under applicable Law, including the Investment Advisers Act, and the Parent CDO Management Agreements: (i) do not violate any provision of the Parent CDO Issuer Operative Documents or the Constituent Documents of Parent or any of its Subsidiaries; and (ii)(A) do not conflict with or violate in any material respect any applicable Law of any Governmental Authority having jurisdiction over Parent or any of its Subsidiaries or any part of the properties or assets of Parent or its Subsidiaries, (B) do not require the Consent of any Person under, violate, result in the termination or acceleration of or of any right under, give rise to or modify any right or obligation under (whether or not in combination with any other event or circumstance), or conflict with, breach or constitute a default under (in each case with or without notice, the passage of time or both), any Parent CDO Management Agreement or Parent CDO Issuer Operative Document in each case, except as would not have a Parent Material Adverse Effect, (C) do not require the Consent of any Person under, violate, result in the termination or acceleration of or of any right under, give rise to or modify any right or obligation under (whether or not in combination with any other event or circumstance), or conflict with, breach or constitute a default under (in each case with or without notice, the passage of time or both), any Contract other than a Parent CDO Management Agreement or Parent CDO Issuer Operative Document to which, Parent or any of Parent's Subsidiaries is a party or by which any of their respective properties or assets is bound, in each case, except as would not have a Parent Material Adverse Effect, (D) do not result in the creation or imposition of any material Lien on any part of the properties or assets of Parent or any of Parent's Subsidiaries, (E) do not violate any Order binding on Parent or any of its Subsidiaries or any part of its or their properties or assets, and (F) except for the Stockholder Approval and the filing with the SEC of a Proxy Statement in definitive form relating to the Stockholders Meeting (the "Proxy Statement") and any other document to be filed with the SEC in connection with this Agreement and the Ancillary Documents (the "Other Filings"), do not otherwise require any material Governmental Approvals or any material Third Party Consents, in each case, other than the Parent Consents.

        Section 4.7    SEC Reports and Financial Statements.

        (a)   Except as set forth in Section 4.7(a) of the Parent Disclosure Schedule, since December 31, 2009, Parent has timely filed or otherwise furnished (as applicable) all registration statements, prospectuses, forms, reports, definitive proxy statements, schedules, statements and documents required to be filed or furnished by it under the Exchange Act, (such documents as amended, as have been supplemented, modified or amended since the time of filing so long as such supplement, modification or amendment has occurred prior to the date of this Agreement, collectively, the "Parent SEC Documents"). As of their respective filing dates (and if so amended or superseded, then on the date of such subsequent filing) Parent SEC Documents (i) did not (or with respect to Parent SEC Documents filed after the date hereof, will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations of the SEC thereunder. None of Parent's Subsidiaries is currently required to make any filings with the SEC other than DCM in its capacity as a registered investment advisor. All of the audited consolidated financial statements and unaudited consolidated interim financial statements of Parent and its Subsidiaries included in Parent SEC Documents (collectively, the "Parent Financial Statements") (A) have been or will be, as the case may be, prepared from the Books and Records of Parent and its Subsidiaries, (B) have been or will be, as the case may be, prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of interim financial statements, for normal and recurring year-end adjustments that are not material in amount or nature and as may be permitted by the SEC on Form 10-Q, Form 8-K or any successor or like form under the Exchange Act) and (C) fairly present in all material respects the consolidated financial position and the consolidated results of operations, cash flows and changes in stockholders' equity of Parent and its Subsidiaries as of the dates and for the periods referred to therein.

        (b)   Without limiting the generality of Section 4.7(a), except as set forth in Section 4.7(b) of the Parent Disclosure Schedule, (i) Deloitte & Touche LLP has not resigned or been dismissed as independent public accountant of Parent as a result of or in connection with any disagreement with Parent on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, (ii) no executive officer of Parent has failed in any respect to make, without qualification, the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act with respect to any form, report or schedule filed by Parent with the SEC since December 31, 2009 and (iii) no enforcement action has been initiated or, to the Knowledge of Parent, threatened against Parent by the SEC relating to disclosures contained in any Parent SEC Document.

        (c)   Except as set forth in Section 4.7(c) of the Parent Disclosure Schedule, Parent has not received any complaint, allegation, assertion or claim in writing regarding a material aspect of the accounting practices, procedures, methodologies or methods of Parent's internal accounting controls, including any such complaint, allegation, assertion or claim that Parent has engaged in questionable accounting or audit practices. Parent has Delivered to the Company any management letters, or other formal communications, including with respect to proposed adjustments, from any of Parent's auditors to Parent, any officer of Parent or the Board of Directors, in any case regarding (i) any significant deficiencies and material weaknesses in the design or operation of disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) or of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which have adversely affected or are reasonably likely to adversely affect the ability of Parent to record, process, summarize and report financial date, (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent's internal control over financial reporting, or (iii) any other deficiencies in the accounting system of Parent. All Books and Records and accounts of Parent and its Subsidiaries are accurate and complete in all material respects and are maintained in all material respects in accordance with all applicable Laws.

        Section 4.8    Absence of Certain Changes and Events.    Except as set forth in Section 4.8 of the Parent Disclosure Schedule, since the Reference Date: (a) Parent has conducted, and has caused its Subsidiaries to conduct, their respective businesses only in the ordinary course and consistently with past practice; (b) Parent and its Subsidiaries have not suffered any event, change, occurrence, facts or circumstance that, individually or in the aggregate with any other events, changes, occurrences or circumstances, has had or would have a Parent Material Adverse Effect; and (c) there has not been any action, omission or event that would be prohibited by or would have required consent of the Company pursuant to Section 5.2 (excluding Section 5.2(b)(xi)) had such action, omission or event been taken, occurred or arisen after the date of this Agreement.

        Section 4.9    No Undisclosed Liabilities.    Except for (i) those Liabilities that are reflected on or reserved against Parent's balance sheet as of September 30, 2010 (as included in Parent's quarterly report on Form 10-Q for the quarter ended September 30, 2010), and (ii) those Liabilities incurred in the ordinary course of business consistent with past practice since the Reference Date, and that are not in each case, individually or in the aggregate, material to Parent and its Subsidiaries, taken as a whole, Parent and its Subsidiaries do not have any Liabilities of any kind or nature whatsoever, whether known or unknown, accrued, contingent, absolute, determined, or determinable, or whether otherwise due or to become due, and, to the Knowledge of Parent, there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a Liability. Except as set forth in Section 4.9 of the Parent Disclosure Schedule, the Parent SEC Documents and the Parent Financial Statements, neither Parent nor any of its Subsidiaries is liable for any Indebtedness for borrowed money.

        Section 4.10    Regulatory Compliance.

        (a)   None of Parent, any of its Subsidiaries or, to the Knowledge of Parent, any other Person currently "associated" (as defined under the Investment Advisers Act) with Parent or any of its Subsidiaries, (i) has been convicted of any crime, has engaged in any conduct or is otherwise subject to any disqualification that would be a basis for denial, suspension or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act or be required to be disclosed under Item 9 of Part 2 of Form ADV, (ii) except for the investigation described in Section 4.10(a) of the Parent Disclosure Schedule, has been involved in any Legal Proceeding or is or was subject to any Order that is required to be disclosed on a Form ADV or (iii) has been subject to disqualification to serve as a broker-dealer under Section 3(a)(39) or Section 15 of the Exchange Act. As of the date hereof, there is no material Legal Proceeding pending or, to the Knowledge of Parent, threatened that would reasonably be expected to become the basis for any such disqualification, denial, suspension or revocation. Parent has Delivered to the Company a copy of any exemptive order issued by the SEC or its staff prior to the date of this Agreement in respect of any such disqualification. None of Parent or any of its Subsidiaries has been subject to disqualification as an investment adviser or subject to disqualification to serve in any other capacity contemplated by the Investment Company Act for any investment company under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person, as applicable, has received exemptive relief from the SEC with respect to any such disqualification. Parent has Delivered to the Company a copy of any exemptive order or other relief issued by the SEC in respect of any such disqualification in effect prior to the date hereof. There is no material Legal Proceeding pending or, to the Knowledge of Parent, threatened that would reasonably be expected to become the basis for any such disqualification. To the Knowledge of Parent, none of Parent, any of its Subsidiaries or any associated person thereof is subject to any disqualification under any applicable Law precluding the operation of their business as currently conducted, or that would be expected to have a Parent Material Adverse Effect.

        (b)   Except as set forth in Section 4.10(b) of the Parent Disclosure Schedule, each of Parent and its Subsidiaries that may be required to be registered as an investment adviser under the Investment Advisers Act is registered as such and has made notice filings for each state listed in Section 4.10(b) of the Parent Disclosure Schedule, which jurisdictions are the only jurisdictions wherein such Person is required to make any such filing. Other than with respect to filing a Form ADV with the SEC and providing or offering to provide a Form ADV Part II to its Clients, Columbus Nova Credit Investments Management, LLC ("CNCIM") complies in all material respects with the substantive provisions of the Investment Advisers Act.

        (c)   Except as set forth in Section 4.10(c) of the Parent Disclosure Schedule, Parent and each Subsidiary of Parent that is registered as an investment adviser under the Investment Advisers Act has filed a Form ADV Part 1 with the SEC in accordance with the Investment Advisers Act, which Form at the time of filing was (and with respect to Form ADV Part II, was as of its date), and as amended and supplemented as of the date hereof is, in effect pursuant to and in material compliance with the requirements of the Investment Advisers Act. Parent has heretofore Delivered to the Company true and correct copies of the Forms ADV, as amended or supplemented as of the date hereof. Except as set forth in Section 4.10(c) of the Parent Disclosure Schedule, each of Parent and any Subsidiary of Parent that provides Investment Management Services (a "Parent Investment Management Entity") and each of their investment adviser representatives (as such term is defined in Rule 203A-3(a) under the Investment Advisers Act) has, and until the time of the Closing will have, all Governmental Approvals required in order for them to lawfully conduct the Investment Management Services of Parent and its Subsidiaries in the manner presently conducted, and all such Governmental Approvals are in full force and effect and are being complied with in all respects, in each case except to the extent the failure to have such Governmental Approvals or the failure to comply with any such Governmental Approval has not had and would not have, individually or in the aggregate, a Parent Material Adverse Effect. DCM is not subject to any material limitation relating to the investment adviser activities of DCM imposed in connection with one or more of the Governmental Approvals. Except as set forth in Section 4.10(c) of the Parent Disclosure Schedule, none of Parent or any of its Subsidiaries or, in connection with their service to Parent and its Subsidiaries, any of their respective directors, officers or employees is registered or required to be registered as a broker or dealer, a commodity trading adviser, a commodity pool operator, a futures commission merchant, an introducing broker, a transfer agent, a registered representative or associated person of an investment adviser, a counseling officer, an insurance agent or a sales person with the SEC, the CFTC, the NFA, the FINRA, the securities commission of any state or any other self-regulatory body and each such Person set forth on Section 4.10(c) of the Parent Disclosure Schedule is duly registered as required by Law. None of Parent, any of its Subsidiaries or, in connection with their service to Parent and its Subsidiaries, any of their respective directors, officers or employees, during the preceding ten (10) years, has been convicted of any crime, or is or has been the subject of a denial, suspension or revocation of registration with the CFTC or the NFA as a "commodity pool operator" or "commodity trading advisor" (as such term is defined in the Commodity Exchange Act).

        (d)   None of Parent, any Subsidiary, or any Parent CDO Issuer is an investment company under the Investment Company Act, and no other Person to whom Parent or any Subsidiary renders Investment Management Services is an investment company under the Investment Company Act.

        (e)   Each Parent Investment Management Entity required to do so has adopted a written compliance program regarding such Parent Investment Management Entity's satisfaction of the requirements of Rule 206(4)-7 under the Investment Advisers Act. To the Knowledge of Parent, there have been no material violations or allegations of material violations of such compliance program.

        (f)    No exemptive Orders, "no-action" letters or similar exemptions or regulatory relief have been obtained, and no requests are pending therefor, by or with respect to Parent, any of its Subsidiaries or any Parent CDO Issuer or any employee of any such Person in connection with the business of Parent, any of its Subsidiaries or any Parent CDO Issuer.

        Section 4.11    Parent CDO Issuers.

        (a)   Except as set forth in Section 4.11(a) of the Parent Disclosure Schedule, Parent and its Subsidiaries do not have any Clients other than Parent CDO Issuers. Neither Parent nor any of its Subsidiaries is a party to any Advisory Contracts or Strategic Financing Agreements other than Parent CDO Management Agreements. To the Knowledge of Parent, the most recent trustee report under each Parent CDO Issuer Operative Document accurately reflects each asset that qualifies as a "Defaulted Obligation" or a "Defaulted Security" (each as defined in the applicable Parent CDO Issuer Operative Document) as of the date of such report. To the Knowledge of Parent, (i) there are no errors (which have not been corrected and notified to the recipients of such reports) in any trustee reports transmitted to investors that have resulted in or would result in distributions to investors other than in compliance with the applicable Parent CDO Issuer Operative Documents and (ii) since the date of the most recent trustee report under each Parent CDO Issuer Operative Document, there have been no events or circumstances (in each case whether now cured or uncured) that would reasonably be likely to materially adversely affect compliance with or satisfaction of any collateral quality or coverage tests, including but not limited to overcollateralization tests, under such Parent CDO Issuer Operative Document.

        (b)   Except for any Consents required under the Investment Advisers Act or required under the Contracts set forth on Section 4.11(b) of the Parent Disclosure Schedule, there are no Consents required for the "assignment" (or deemed assignment) under applicable Law and Parent CDO Management Agreements, by Parent of any Parent CDO Management Agreement in connection with the Transactions.

        (c)   Except as set forth in Section 4.11(c) of the Parent Disclosure Schedule and expressly described thereon, as of the date hereof, there are no Contracts pursuant to which the Parent or any of its Subsidiaries has undertaken or agreed to cap, waive, offset, reimburse or otherwise reduce any or all fees or charges payable by or with respect to any Parent CDO Issuers. Except as set forth in Section 4.11(c) of the Parent Disclosure Schedule, (i) no Parent CDO Issuer, applicable CLO Investor, applicable CLO Trustee, applicable CLO Administrator or any other Person has notified Parent or any of its Subsidiaries that the Parent CDO Issuer or any other Person (including after giving effect to the Closing) has (or, with the giving of notice or the passage of time, or both, will have) the right to terminate the Parent or any of its Subsidiaries or reduce or defer the fees payable to Parent or any of its Subsidiaries under any Parent CDO Management Agreement or any other Parent CDO Issuer Operative Document and (ii) no Parent CDO Issuer, applicable CLO Investor, applicable CLO Trustee, applicable CLO Administrator or any other Person has notified Parent or any of its Subsidiaries that it may cause, either individually or collectively with others, a redemption of any securities issued by such Parent CDO Issuer or termination of any Parent CDO Management Agreement.

        (d)   No Parent CDO Issuer is: (i) an employee benefit plan, as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA; (ii) a Person acting on behalf of such a plan; or (iii) an entity whose assets include the assets of such a plan, within the meaning of ERISA and applicable regulations.

        (e)   Section 4.11(e) of the Parent Disclosure Schedule sets forth a true, correct and complete list of Parent CDO Issuer Documents relating to Parent CDO Issuers. Parent has Delivered to the Company true and correct copies of all Parent CDO Issuer Documents relating to Parent CDO Issuers, and the offering circulars or memoranda included in such Parent CDO Issuer Documents relating to Parent CDO Issuers did not at the time such Parent CDO Issuer issued any securities related to such Parent CDO Issuer Documents contain any untrue statement of a material fact concerning Parent or any of its Subsidiaries or omit to state a material fact concerning Parent or any of its Subsidiaries necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading. Each Parent CDO Issuer Document to which Parent or any of its Subsidiaries is a party is in full force and effect and binding upon Parent or such Subsidiary of Parent and, to the Knowledge of Parent, the other parties thereto, except as (i) limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought. To the Knowledge of Parent, except as set forth in Section 4.11(e) of the Parent Disclosure Schedule, no Default (as defined in the applicable Parent CDO Issuer Operative Document) has occurred and is continuing under any Parent CDO Issuer Operative Document, and no Event of Default (as defined in the applicable Parent CDO Issuer Operative Document) has occurred and is continuing under any Parent CDO Issuer Operative Document.

        (f)    Each Parent Consent obtained in accordance with Section 5.7 (including each of the Consents included in the determination of whether the condition contained in Section 6.2(g) has been satisfied) will, as of the Closing Date, have been duly obtained under all applicable Law and the requirements of the applicable Parent CDO Management Agreement.

        (g)   Neither Parent nor any of its Subsidiaries has provided notice of its resignation under any Parent CDO Management Agreement.

        (h)   Other than Parent CDO Management Agreements, Parent CDO Issuer Operative Documents and Strategic Financing Agreements, and except as set forth in Section 4.11(h) of the Parent Disclosure Schedule, there are no Contracts pursuant to which the Company receives fees or payments in connection with its services under any Parent CDO Issuer Operative Document. Neither Parent nor any of its Subsidiaries has entered into any Contract providing for the sharing of fees, delegation of any obligations or assignment or pledge of any rights under any Parent CDO Management Agreement. Section 4.11(h) of the Parent Disclosure Schedule sets forth a true, correct and complete list of any securities of each Parent CDO Issuer owned by Parent or any of its Affiliates.

        (i)    Except as set forth in Section 4.11(i) of the Parent Disclosure Schedule, no Parent CDO Issuer has filed or is required to file federal, state, local or foreign Tax Returns or pay any Taxes or is otherwise subject to taxation in any jurisdiction except for the filing of Tax Returns and payment of Taxes in the Cayman Islands. Each Parent CDO Issuer (i) has materially complied with all required Tax information reporting requirements to which it is subject by timely filing such Tax information reporting returns and reports in a form that is accurate and complete in all material respects and (ii) has complied in all material respects with the operating guidelines set forth in the applicable Parent CDO Management Agreement or any Parent CDO Issuer Operative Document to avoid engaging, or deemed to be engaging, in a trade or business within the United States for United States federal income tax purposes or subject to United States federal, state or local income tax on a net income basis.

        (j)    Except as set forth in Section 4.11(j) of the Parent Disclosure Schedule, no event or circumstance has occurred or exists which constitutes "cause" under any Parent CDO Management Agreement, or, with the passage of time or giving of notice, would constitute "cause" under any Parent CDO Management Agreement and no Parent CDO Issuer, investor in any security issued by a Parent CDO Issuer, applicable CLO Trustee, applicable CLO Administrator or any other Person has stated that such event or circumstance has occurred or exists.

        Section 4.12    Contracts.

        (a)   Section 4.12(a) of the Parent Disclosure Schedule lists, and to the extent not filed as an exhibit to an SEC Document, Parent has Delivered to the Company, true, complete and correct copies of, the following Contracts (including all material amendments, modifications, extensions, renewals, guarantees, schedules, exhibits or ancillary agreements with respect thereto, or in the case of oral Contracts, written descriptions of the material terms thereof) to which Parent or any of its Subsidiaries is a party or is bound by as of the date hereof (collectively, with any Parent Benefit Plan, the "Parent Material Contracts"):

          (i)  each Parent CDO Management Agreement;

         (ii)  any Contract relating to (x) the engagement of any financial institution (other than with any rating agency, trustee or routine service provider) in respect of engagements not yet completed or (y) in respect of the warehousing of securities not yet completed, in each case, in connection with the formation or offering of any securities;

        (iii)  any Contract for the purchase of any data, assets, material or equipment, other than any such Contract in an amount not exceeding $25,000 annually;

        (iv)  any Contract for the sale or disposition of assets of Parent or any of its Subsidiaries in excess of $25,000 other than financial assets in the ordinary course of business;

         (v)  any Contract relating to the acquisition (by merger, share exchange, consolidation, combination or purchase of Equity Interests or assets or otherwise) by Parent or any of its Subsidiaries of any corporation, partnership, limited liability company, or other business organization, division or operating business or material assets or the capital stock or other equity interests of any other Person;

        (vi)  any Contract relating to Indebtedness of Parent or any of its Subsidiaries in excess of $250,000;

       (vii)  any Contract, excluding any Parent Benefit Plan, with any (A) current officer, director, member or Affiliate of Parent or any of its Subsidiaries (B) any former officer, director, member or Affiliate of Parent or any of its Subsidiaries pursuant to which Parent or such Subsidiary has any continuing obligations thereunder;

      (viii)  any Contract imposing a Lien (other than Permitted Liens) on any of the assets of Parent in excess of $100,000;

        (ix)  any Contract with any Governmental Authority (other than a Contract relating to an investment by a Governmental Authority in a Parent CDO Issuer);

         (x)  any Contract for the placement, distribution or sale of any interests in Parent or any of its Subsidiaries (including any agreement with respect to the referral or solicitation of prospective investors in any Parent CDO Issuers) in respect of placements, distributions or sales not yet completed;

        (xi)  any Contract pursuant to which Parent or any of its Subsidiaries licenses third-party Intellectual Property (other than Contracts granting rights to use "off-the-shelf," "click-wrap," or "shrink-wrap" software, as well as other commercially available software licenses with royalties or license fees not exceeding $25,000 annually);

       (xii)  any Contract that (A) provides for a material earn-out or similar contingent obligation of Parent or any of its Subsidiaries or (B) contains a "clawback" or similar undertaking requiring the contribution, reimbursement or refund by Parent or any of its Subsidiaries of any prior distribution, return of capital or fees (whether performance based or otherwise) paid to Parent or any such Subsidiary;

      (xiii)  any Contract requiring that Parent or any of its Subsidiaries: (A) co-invest with any other Person; (B) provide seed capital or similar investment; or (C) invest in any investment product (including, any such Contract requiring additional or "follow-on" capital contributions by Parent or any such Subsidiary);

      (xiv)  any Contract that contains any of the following rights provided by Parent or any of its Subsidiaries to a Client advised by Parent or such Subsidiary: (A) special withdrawal or redemption rights; (B) designation rights regarding advisory boards or similar provisions; (C) anti-dilution rights; (D) special notice or reporting requirements; (E) a "most favored nation" or similar provision; or (F) early termination rights with respect to a Parent CDO Issuer; and

       (xv)  any other Contract, excluding any Parent Benefit Plans, not otherwise disclosed pursuant to this Section 4.12(a) having a duration in excess of one (1) year and not terminable without penalty upon ninety (90) days or less prior notice by Parent or any of its Subsidiaries that requires future expenditures of money in excess of $125,000.

        (b)   Each Parent Material Contract (other than Parent CDO Management Agreements) is in full force and effect, in all material respects, is a valid and binding obligation of Parent or a Subsidiary of Parent and, to the Knowledge of Parent, each other party thereto, except to the extent that the enforceability thereof may be limited by: (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (ii) general principles of equity, including principles of reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in equity or at law). Neither Parent nor any of its Subsidiaries are in material breach or violation of, or default under, any Parent Material Contract (other than Parent CDO Management Agreements) and, to the Knowledge of Parent, no event exists that with notice, the passage of time or both would constitute a material default by Parent or any of its Subsidiaries under any Parent Material Contract (other than Parent CDO Management Agreements). To the Knowledge of Parent, neither it nor any of its Subsidiaries has received any written claim of default under or cancellation of any Parent Material Contract (other than Parent CDO Management Agreements), and to the Knowledge of Parent, no other party is in breach or violation of, or default under, any Parent Material Contract (other than Parent CDO Management Agreements).

        (c)   Each Parent CDO Management Agreement and, to the Knowledge of Parent, each other Parent CDO Issuer Operative Document is in full force and effect in all material respects and is a valid and binding obligation of Parent or a Subsidiary of Parent, and to the Knowledge of Parent, no event or circumstance exists that would constitute a material breach or violation of, or default under, a

Parent CDO Management Agreement or other Parent CDO Issuer Operative Document or cause for termination by a Parent CDO Issuer or any other party of a Parent CDO Management Agreement or other Parent CDO Issuer Operative Document. Parent or such Subsidiary has performed all of the material obligations required to be performed by it under each Parent CDO Management Agreement and each other Parent CDO Issuer Operative Document, and is not in material breach or violation of, or default under any Parent CDO Management Agreement, any other Parent CDO Issuer Operative Document or any Constituent Document of any Parent CDO Issuer, except as may relate to (i) Consents required for the "assignment" (or deemed assignment) by Parent of each Parent CDO Management Agreement under applicable Law and the Parent CDO Management Agreements and (ii) the enforceability of the Parent CDO Management Agreements under Section 215 of the Investment Advisers Act entered into by any Parent Investment Management Entity not registered under the Investment Advisers Act, which are covered by Section 4.10(b) and Section 4.10(c). Neither Parent nor any of its Subsidiaries has received any written claim of default under or cancellation of or that cause for termination or removal exists under any Parent CDO Management Agreement, any other Parent CDO Issuer Operative Document or any Constituent Document of any Parent CDO Issuer. To the Knowledge of Parent, no other party is in breach or violation of, or default under, any Parent CDO Management Agreement, other Parent CDO Issuer Operative Document or any Constituent Document of any Parent CDO Issuer.

        Section 4.13    Intellectual Property.

        (a)   Section 4.13(a) of the Parent Disclosure Schedule sets forth a complete and accurate list, as of the date of this Agreement, of (i) each issued patent owned by Parent or any of its Subsidiaries, (ii) each pending patent application filed by or on behalf of Parent or any of its Subsidiaries, (iii) each trademark registration, service mark registration, and copyright registration owned by Parent or any of its Subsidiaries, (iv) each application for trademark registration, service mark registration, and copyright registration made by or on behalf of Parent or any of its Subsidiaries, (v) each domain name registered by or on behalf of Parent or any of its Subsidiaries. All such Intellectual Property is subsisting, and to the Knowledge of Parent, valid and enforceable.

        (b)   Except as set forth on Section 4.13(b) of the Parent Disclosure Schedule, Parent and its Subsidiaries own all right, title and interest in and to, or have valid and continuing rights to use all material Intellectual Property, used in the conduct of the business and operations of Parent and its Subsidiaries as presently conducted and as currently proposed to be conducted, free and clear of all Liens or obligations to others.

        (c)   Section 4.13(c) of the Parent Disclosure Schedule sets forth a complete and accurate list of (i) all Parent Computer Software and (ii) all computer software that is used by Parent or any Subsidiary in the business of Parent and the Subsidiaries that is not exclusively owned by Parent or any Subsidiary (other than software licensed pursuant to "off-the-shelf," "click-wrap," or "shrink-wrap" or other commercially available software licenses with royalties or license fees not exceeding $25,000 annually). Parent or one of its Subsidiaries owns and possesses all right, title and interest in and to Parent Computer Software, free and clear of any Liens other than Permitted Liens. No open source or public library software, including, but not limited to, any version of any software licensed pursuant to any GNU public license, was used in the development or modification of any software owned by Parent or any of its Subsidiaries that is incorporated into or utilized by any products of Parent or any of its Subsidiaries where, as a result of the use of such open source or public library software, Parent or any of its Subsidiaries is obligated to make available to third parties the source code for the proprietary software owned by Parent or any of its Subsidiaries that is incorporated into such products.

        (d)   To the Knowledge of Parent, the conduct of the business of Parent as currently conducted does not infringe, misappropriate, or otherwise violate the Intellectual Property rights of any Person. Except as set forth on Section 4.13(d) of the Parent Disclosure Schedules, there is no action, suit, proceeding, hearing, investigation, notice or complaint pending or, to the Knowledge of Parent, threatened, by any third party before any court or tribunal relating to any of Parent's or any of its Subsidiaries' Intellectual Property, nor has any claim or demand been made by any Person that (i) challenges the validity, enforceability, use or exclusive ownership of any Intellectual Property owned by Parent or any of its Subsidiaries or (ii) alleges any infringement, misappropriation, violation, or unfair competition or trade practices by Parent or any of its Subsidiaries of any Intellectual Property of any Person, nor, to the Knowledge of Parent, is there any basis for any such claim or demand. Neither Parent nor any of its Subsidiaries has brought any action, suit or proceeding or asserted any claim (other than claims that have been resolved to Parent's satisfaction) against any Person for infringing or misappropriating any Intellectual Property owned by Parent or any of its Subsidiaries, nor, to the Knowledge of Parent, is there any basis for any such action, suit or proceeding. The representations and warranties of Parent set forth in this Section 4.13(d) are the only representations and warranties of Parent with respect to the matters set forth in this Section 4.13(d).

        (e)   Except as set forth in Section 4.13(e) of the Parent Disclosure Schedule, all past and present employees of Parent and its Subsidiaries, and consultants and independent contractors who have contributed in any material respect to the development of Intellectual Property for Parent or its Subsidiaries have executed written agreements pursuant to which such individuals have assigned to Parent or its Subsidiaries all their rights in and to all Intellectual Property they may develop within the scope of their employment or engagement with Parent or its Subsidiaries. Parent and its Subsidiaries have taken adequate measures, consistent with good practices in the industry in which Parent and its Subsidiaries operate, to protect the confidentiality of all trade secrets owned by Parent or its Subsidiaries that are material to the conduct of the business and operations of Parent and its Subsidiaries as presently conducted and as currently proposed to be conducted. All past and present employees, consultants and independent contractors with access to Parent's or its Subsidiaries' confidential information are parties to written agreements under which each such individual is obligated to maintain the confidentiality of confidential information of Parent and its Subsidiaries. To the Knowledge of the Parent, none of such individuals are in violation of the agreements described in this Section 4.13(e).

        (f)    The information technology systems of Parent, including the relevant software and hardware, are reasonably secure against intrusion and, except as set forth in Section 4.13(f) of the Parent Disclosure Schedule, have not suffered any material failure or security breach within the past two (2) years. Parent is in compliance in all material respects with any posted privacy policies and any applicable Laws relating to personally identifiable information.

        Section 4.14    Litigation.    Except as set forth in Section 4.14 of the Parent Disclosure Schedule, (a) there is no material Legal Proceeding pending nor, to the Knowledge of Parent, threatened against Parent, its Subsidiaries or Parent CDO Issuers before any Governmental Authority, (b) none of Parent, its Subsidiaries or Parent CDO Issuers is a party to or is subject to any Order or other arrangement with any Governmental Authority and none of Parent, its Subsidiaries or Parent CDO Issuers has been notified by any Governmental Authority to the effect that such Governmental Authority is contemplating issuing or requesting any such Order or other arrangement, and (c) none of Parent, its Subsidiaries or Parent CDO Issuers is in default under, or has failed to comply with, any material Order applicable to it.

        Section 4.15    Taxes.

        (a)   Each of Parent and its Subsidiaries has timely filed or caused to be timely filed all material Tax Returns required to be filed by it with the appropriate taxing authority in all jurisdictions in which such Tax Returns are required to be filed. All such Tax Returns are true, correct and complete in all material respects. Each of Parent and its Subsidiaries has fully and timely paid all material Taxes due and payable by it and has made adequate provision in accordance with GAAP for any material Taxes not yet due and payable by it.

        (b)   No Tax Liens other than Permitted Liens are in effect or have been filed and are still outstanding and no claims or adjustments are being asserted or threatened in writing with respect to Parent or any of its Subsidiaries in respect of any Tax. All deficiencies asserted or assessments made by any taxing authority with respect to Parent or any of its Subsidiaries have been fully paid.

        (c)   None of Parent or any of its Subsidiaries has received written notice of any outstanding Tax audit or inquiry which Parent has not Delivered to the Company.

        (d)   There are no outstanding extensions, waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns of any of Parent or its Subsidiaries (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business).

        (e)   None of Parent or any of its Subsidiaries has engaged in any "reportable transaction" described in Treasury Regulation Section 1.6011-4(b)(2), (3), (4) or (6).

        (f)    Neither Parent nor any of its Subsidiaries is a party to or bound by any outstanding agreement or understanding providing for the allocation or sharing of Taxes, other than customary commercial agreements not primarily related to Taxes.

        (g)   Neither Parent nor any of its Subsidiaries has any Liability for Taxes of any other Person (other than Parent and its Subsidiaries) pursuant to Treasury Regulation Section 1.1502-6 (or any similar provision of federal, state, local or foreign Law), as a transferee or successor, by Contract or otherwise.

        (h)   None of Parent, any of its Subsidiaries or any of their Affiliates or predecessors by merger or consolidation has within the past two (2) years been a party to a transaction intended to qualify under Section 355 of the Code or under so much of Section 356 of the Code as relates to Section 355 of the Code.

        (i)    Each of Parent and each of its Subsidiaries has timely withheld and paid to the appropriate taxing authority all material amounts required to be so withheld and paid under all applicable Laws. No claim has been made in writing by a taxing authority in a jurisdiction where Parent or any of its Subsidiaries do not file Tax Returns such that it is or may be subject to taxation by, or required to file any Tax Return in, that jurisdiction. Parent is not a "United States real property holding corporation" within the meaning of Section 897 of the Code. There is no taxable income of Parent or any of its Subsidiaries that was received or accrued prior to the Closing that will be required under applicable Tax Law to be reported for a taxable period beginning after the Closing Date that is attributable to a transaction (such as an installment sale) that occurred prior to the Closing.

        (j)    Neither Parent nor any of its Subsidiaries (i) has agreed to or is required to make any adjustment pursuant to Section 481(a) of the Code or any similar provision of Law, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to Parent or any of its Subsidiaries, (ii) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any similar provision of Law with respect to Parent or any Subsidiary, (iii) has granted to any Person any power of attorney that is currently in force with respect to any Tax matter, (iv) is subject to a private letter ruling of the IRS or comparable rulings of any other taxing authority, or (v) has, or has ever had, a permanent establishment in any country other than the country of its organization, or is, or has ever been, subject to Tax in a jurisdiction outside the country of its organization.

        (k)   To Parent's Knowledge, neither Parent nor any of its Subsidiaries has taken, or agreed to take, any action that would prevent the Integrated Merger, considered as a single integrated transaction for federal income tax purposes, from constituting a transaction qualifying under Section 368(a) of the Code. To Parent's Knowledge, there is no agreement, plan or other circumstance that would prevent the Integrated Merger, considered as a single integrated transaction for federal income tax purposes, from qualifying under Section 368(a) of the Code.

        (l)    Second MergerSub at all times has been, and at the time of the Closing will be, classified as a disregarded entity for federal income Tax purposes.

        (m)  No amounts of compensation (including from incentive and other fees, including any fees relating to any Parent CDO Issuer or Parent CDO Management Agreement) of Parent or any of its Subsidiaries are subject to the increase in Tax imposed under Section 457A(c)(1)(B) of the Code.

        Section 4.16    Employee Benefit Plans.

        (a)   Section 4.16(a) of the Parent Disclosure Schedule identifies each Parent Benefit Plan. Parent has Delivered to the Company true and complete copies of each Parent Benefit Plan and all amendments thereto (and for any Parent Benefit Plan that is not in writing, a written description of the material terms thereof), and, with respect to each Parent Benefit Plan, in each case to the extent applicable, (i) the most recent summary plan descriptions (and all summaries of material modifications thereto) with respect to each of the Parent Benefit Plans subject to ERISA and similar descriptions of all other Parent Benefit Plans, (ii) the trust agreement, insurance contract or other documentation of any funding arrangement related to each Parent Benefit Plan, (iii) any material communications to and from any Governmental Authority or to or from any participant of a Parent Benefit Plan (or a written description of any material oral communications), (iv) the most recent Form 5500 and related schedules for each Parent Benefit Plan subject to ERISA's reporting requirements, the two most recent actuarial reports and audited financial statements, and (v) the most recent determination or opinion letter from the IRS with respect to the qualified status of each of the Parent Benefit Plans that is intended to meet the requirements of a "qualified plan" under Section 401(a) of the Code. Each Parent Benefit Plan has been established, maintained, operated and administered in all material respects in accordance with its terms and is in compliance in all material respects with applicable Law, including ERISA and the Code. Each Parent Benefit Plan which is intended to meet the requirements of a "qualified plan" under Section 401(a) of the Code has either received a favorable determination letter from the IRS with respect to such Parent Benefit Plan, or with respect to a prototype Parent Benefit Plan, the prototype sponsor has received a favorable IRS opinion letter. Nothing has occurred since the most recent determination or opinion letter relating to any such Parent Benefit Plan that would reasonably be expected to cause the loss of such qualification, or the imposition of any liability, penalty or Tax under ERISA or the Code. With respect to each Parent Benefit Plan, there are (A) no pending or, to the Knowledge of Parent, threatened material legal actions, suits, Liens, complaints or claims relating to any Parent Benefit Plan and (B) no material actions, suits, proceedings, hearings or investigations with respect to the administration of the investment of the assets of any of the Parent Benefit Plans (other than routine claims for benefits) pending or, to the Knowledge of Parent, threatened. None of Parent, any of its Subsidiaries, or any "party in interest" or "disqualified person" with respect to the Parent Benefit Plans has engaged in a non-exempt "prohibited transaction" within the meaning of Section 4975 of the Code or Section 406 of ERISA and no fiduciary has incurred any material Liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Parent Benefit Plan. No Parent Benefit Plan is subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code and neither Parent, any of its Subsidiaries, nor any member of their Controlled Groups (defined as any organization which is a member of a controlled group of organizations within the meaning of Sections 414(b), (c), (m) or (o) of the Code) have at any time in the six (6) years immediately prior to the Closing Date sponsored or contributed to, or had any Liability or obligation with respect to, any plan subject to Section 302 of ERISA, Title IV of ERISA or

Section 412 of the Code. None of Parent or any of its Subsidiaries have any present or future Liability to provide death, medical, life or other health and welfare benefits with respect to any of their employees or other service providers (or their spouses, beneficiaries, or dependents) subsequent to the retirement or other termination of service of any such employee or service provider, other than continuation coverage as described under Part 6 of Title I of ERISA or similar state Law and at the sole expense of such individual. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (whether alone or in conjunction with any other event), will: (1) result in the payment of, or any material increase in, any compensation or benefits, including severance, unemployment compensation, golden parachute or otherwise, becoming due to any current or former director, officer, partner, member, consultant or employee of Parent or any of its Subsidiaries under any of the Parent Benefit Plans or otherwise; (2) increase any benefits otherwise payable or result in any new obligation under any of the Parent Benefit Plans; (3) result in the acceleration of the time of payment, funding or vesting of any benefit under any of the Parent Benefit Plans (whether through a grantor trust or otherwise); (4) result in any limitation or restriction on the right of Parent or any of its Subsidiaries to amend or terminate any Parent Benefit Plan; or (5) result in any payments that (x) would not be deductible under Section 280G of the Code or (y) would result in the imposition of any excise tax on any officer, employee or consultant of Parent or any of its Subsidiaries under Section 4999 of the Code or any other comparable Law. None of the Parent Benefit Plans provides for a "gross-up" or similar payment in respect of any Taxes that may become payable under Section 409A or Section 4999 of the Code. All material contributions and other payments required to be made by Parent or any of its Subsidiaries to any of the Parent Benefit Plans with respect to any period ending at the Closing Date have been made or reserves adequate for such contributions or other payments have been set aside therefor and have been reflected in the Parent Financial Statements in accordance with GAAP. There are no material outstanding Liabilities of any of the Parent Benefit Plans other than Liabilities for benefits to be paid to participants and their beneficiaries in accordance with the terms of such Parent Benefit Plan. No Parent Benefit Plan is maintained outside of the United States of America or covers any director, employee or consultant working outside of the United States of America.

        (b)   Each Parent Benefit Plan that is or that forms a part of a "non-qualified deferred compensation plan" described in Section 409A is and has been maintained and operated in all material respects in compliance with Section 409A and the applicable guidance issued thereunder.

        Section 4.17    Employment Matters.    There are no employment or consulting Contracts to which Parent or any of its Subsidiaries is a party or by which it is bound or otherwise has any present or future Liability other than as listed on Section 4.17 of the Parent Disclosure Schedule, true and complete copies (and any amendments thereto) of which have been Delivered to the Company. Parent and its Subsidiaries are not, and have not in the past five (5) years been, a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of Parent or any of its Subsidiaries. There are no organizing activities involving any employees of Parent or any of its Subsidiaries pending or, to the Knowledge of Parent, threatened, with any labor organization or group of employees of Parent or any of its Subsidiaries and there have not been, nor are there currently, any representation or certification proceedings or petitions seeking a representation proceeding pending or, to the Knowledge of Parent, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority relating to the employees of Parent or any of its Subsidiaries. There have not been in the past five (5) years and there are not currently any pending, or, to the Knowledge of Parent, threatened, labor strikes, disputes, walkouts, work stoppages, slowdowns, demonstrations, leafleting, picketing, boycott, work-to-rule campaign, sit-in, sick-out, union election, governmental investigation or lockout involving any employees of Parent or any of its Subsidiaries. There are no material unfair labor practice charges or complaints, grievances, arbitrations or arbitration demands, lawsuits or administrative or other proceedings pending or, to the Knowledge of Parent, threatened, by or on behalf of any employee or group of employees of

Parent or any of its Subsidiaries, or brought or filed with any authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of service of any individual by Parent or any of its Subsidiaries or any basis for any of the foregoing. There are no material charges or complaints alleging sexual or other harassment or other discrimination by Parent, any of its Subsidiaries or any of their respective employees or agents pending or, to the Knowledge of Parent, threatened, in each case against Parent or any of its Subsidiaries. Parent and its Subsidiaries are in compliance in all material respects with all Laws governing the employment of labor, including all such Laws relating to wages, hours, collective bargaining, discrimination, civil rights, safety and health, labor relations, working conditions, employee scheduling, family and medical leave, employment and reemployment of members of the uniformed services, employment terminations, classification of Persons as independent contractors, workers' compensation disability, employee benefits, severance payments, unemployment and the collection and payment of withholding and/or Taxes due under the United States Old-Age, Survivors, and Disability Insurance program, and similar Taxes. Parent and its Subsidiaries have complied in all material respects with WARN and have not incurred any Liability or obligation which remains unsatisfied under WARN.

        Section 4.18    Issuance of Parent Common Stock.    The Parent Common Stock to be issued to the Company Stockholder as the Stock Consideration has been duly authorized by Parent and, when issued and delivered by Parent in the manner contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free from all Taxes and Liens with respect to the issuance thereof.

        Section 4.19    Brokers.    Except for Natixis North America LLC, (i) no broker, finder, agent or similar intermediary is acting, or has acted, for, or on behalf of, Parent, any of its Subsidiaries or any Parent CDO Issuer in connection with this Agreement or the transactions contemplated hereby, and (ii) no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Parent, any of its Subsidiaries or any Parent CDO Issuer or any action taken by Parent, any of its Subsidiaries or any Parent CDO Issuer.

        Section 4.20    Independent Investigation.    Parent hereby acknowledges and affirms that it has conducted and completed its own investigation, analysis and evaluation of the Company Stockholder, the Company, the Company's Subsidiaries and the Company CLO Issuers, that it has made all such reviews and inspections of the financial condition, business, results of operations, properties, assets and prospects of the Company Stockholder, the Company, the Company's Subsidiaries and the Company CLO Issuers, as it has deemed necessary or appropriate, that it has had the opportunity to request all information it has deemed relevant to the foregoing from the Company, and that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby it has relied solely on its own investigation, analysis and evaluation of the Company Stockholder, the Company, the Company's Subsidiaries and the Company CLO Issuers and is not relying in any way on any representations and warranties, including any implied warranties, made by the Company Stockholder or the Company, or on behalf of the Company Stockholder or the Company, by any other Person other than the representations and warranties made expressly by the Company Stockholder and the Company in this Agreement.

        Section 4.21    Registration Rights; Voting Rights.

        (a)   Except as provided in the registration rights agreement with the Significant Parent Stockholder, dated as of June 9, 2010, Parent has not granted or agreed to grant, and is not under any obligation to provide, any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may be issued subsequently.

        (b)   Except as provided in the stockholders agreement with the Significant Parent Stockholder, dated as of June 9, 2010, and the Voting Agreement, to the Knowledge of Parent, no stockholder of Parent has entered into any agreement with respect to the voting of equity securities of Parent.

        Section 4.22    Other Investment Advisory Activities.

        (a)   Section 4.22(a) of the Parent Disclosure Schedule sets forth a true and complete list showing each Client of Parent and its Subsidiaries as of the date hereof, other than Parent CDO Issuers.

        (b)   Parent has Delivered to the Company prior to the date hereof copies of each Advisory Contract in effect, as of the date hereof, a true and complete list of which is set forth at Section 4.22(b) of the Parent Disclosure Schedule, other than Parent CDO Management Agreements listed in Section 4.12(a)(i) of the Parent Disclosure Schedule.

        (c)   Each Advisory Contract and any amendment, continuance or renewal thereof, in each case, in effect as of the date hereof, (i) has been duly authorized, executed and delivered by Parent or its applicable Subsidiary, (ii) is a valid and legally binding agreement, enforceable against Parent or its applicable Subsidiary and each other party thereto, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles, and (iii) to the extent any Parent Investment Management Entity registered under the Investment Advisers Act is a party to such Advisory Contract, complies with the Investment Advisers Act, in each case, other than Parent CDO Management Agreements in Section 4.12(a)(i) of the Parent Disclosure Schedule.

        (d)   To the Knowledge of Parent, no material controversy or disagreement exists between Parent or any of its Subsidiaries and any Client that has had or would have, individually or in the aggregate, a Parent Material Adverse Effect. None of Parent, any of its Subsidiaries or, to the Knowledge of Parent, any other party, is in material default (with or without notice or lapse of time or both) under any Advisory Contract.

        Section 4.23    Affiliate Transactions.    Except as set forth in Section 4.23 of the Parent Disclosure Schedule, since January 1, 2009, none of Parent, its Subsidiaries or any Parent CDO Issuers has engaged in any transactions and is not party to any agreements, arrangements or understandings with Affiliates that would be required to be disclosed under Item 404 of Regulation S-K.

ARTICLE 5
COVENANTS AND AGREEMENTS

        Section 5.1    Conduct of Business of the Company.

        (a)   From the date of this Agreement to and including the Closing Date, except as otherwise expressly contemplated in this Agreement, the Ancillary Documents or provided in Section 5.1(a) of the Company Disclosure Schedule, without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each of its Subsidiaries to (i) conduct its business in the ordinary course of business consistent with past practice, (ii) use commercially reasonable efforts to maintain and preserve intact its business organization and (iii) duly comply with all applicable Laws.

        (b)   From the date of this Agreement to and including the Closing Date, except as otherwise expressly contemplated in this Agreement or as provided in Section 5.1(b) of the Company Disclosure Schedule, without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall not, and shall cause its Subsidiaries not to:

          (i)  amend its Constituent Documents;

         (ii)  incur, assume or guarantee any Indebtedness or grant any Lien (other than any Permitted Lien) on any material asset or property of the Company or any of its Subsidiaries, except for Indebtedness incurred in the ordinary course of business not in excess of $10,000 in the aggregate;

        (iii)  (A) issue, deliver (except as required by the terms of a Company Benefit Plan as such terms exist on the date of this Agreement), sell, authorize, grant, dispose of, pledge or otherwise encumber any Company Common Stock or any Equity Interests of any of the Company's Subsidiaries, or any class of securities convertible into, exchangeable or exercisable for, or rights, warrants or options to acquire, any Company Common Stock or any Equity Interests of any of the Company's Subsidiaries; (B) split, combine, or reclassify any Company Common Stock; or (C) repurchase, redeem or otherwise acquire any Company Common Stock;

        (iv)  acquire, purchase, license or lease (in each case, whether by merger, consolidation or by any other manner) any business or Person or any material assets or Equity Interests thereof, individually or in the aggregate, in excess of $250,000 (other than non-exclusive licenses of Intellectual Property in the ordinary course of business);

         (v)  except as set forth in Section 5.1(b)(v) of the Company Disclosure Schedule, transfer, sell, lease, license, surrender, divert, cancel, abandon or allow to lapse or expire or otherwise dispose of any of its material assets (other than non-exclusive licenses of Intellectual Property in the ordinary course of business);

        (vi)  change in any material respect its method of accounting or any accounting principle, method, estimate or practice, except as may be required by changes in GAAP or applicable Law;

       (vii)  waive, reduce or defer any fee payable under any Company CLO Management Agreement, any CypressTree CLO Management Agreement or any Constituent Document of any Company CLO Issuer or any CypressTree CLO Issuer;

      (viii)  except as set forth in Section 5.1(b)(viii) of the Company Disclosure Schedule, consent to any amendment or supplement to any Company CLO Issuer Document or any CypressTree CLO Issuer Document;

        (ix)  except as set forth in Section 5.1(b)(ix) of the Company Disclosure Schedule, cancel, terminate, amend or enter into, or assign or waive any material rights or claims under, any (x) Company CLO Management Agreement, (y) CypressTree CLO Management Agreement or (z) Company Material Contract;

         (x)  merge or consolidate with or into another Person or enter into any joint venture or partnership agreement or similar Contract;

        (xi)  except as set forth in Section 5.1(b)(xi) of the Company Disclosure Schedule, as otherwise required by Law or the terms of the Company Benefit Plans as such terms exist on the date of this Agreement and up to $2,900,000 in bonuses payable to its employees in the ordinary course of business consistent with past practice (A) establish, adopt, enter into, terminate, amend or secure any Company Benefit Plan or any other benefit plan or bonus, profit sharing, deferred compensation, incentive, stock option or stock purchase plan, program or commitment, paid time off for sickness or other plan, program or arrangement for the benefit of its employees, former employees, consultants or directors that would be a Company Benefit Plan if it were in existence as of the date of this Agreement (except for modifications to welfare benefit plans in the ordinary course of business during annual renewal periods), (B) grant or announce any increase in the compensation of any current employee in excess of ten percent (10%) of such employee's annual compensation as of the date of this Agreement or any increase in the compensation payable or to become payable to any of its former employees or current or former officers, consultants or directors, (C) enter into, establish, amend, terminate or renew any employment, consultancy, bonus, severance, termination pay, retirement or other similar agreement or arrangement (or amend any existing agreement or arrangement) that would trigger any "key person" clauses in any Company CLO Management Agreements or any CypressTree CLO Management Agreements, (D) accelerate the vesting or payment of the compensation payable or the benefits provided or to become payable or provided to any of its employees, former employees, consultants or directors, or otherwise pay any amounts not due to such individuals, including severance or retention payments, or make any deposits or contributions of cash or other property or take any other action to fund or in any other way secure the payment of compensation or benefits, to the extent any such action could reasonably be expected to result in any increased Liability to the Company and its Subsidiaries, taken as a whole or (E) loan or advance any money or other property to any of its current or former directors, officers or employees (except for advances to employees or officers of the Company or any of its Subsidiaries for expenses incurred in the ordinary course of business consistent with past practice);

       (xii)  adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

      (xiii)  settle or compromise or commit to settle or compromise any Legal Proceeding in any manner that is adverse to the Company, any of its Subsidiaries, any Company CLO Issuer or any CypressTree CLO Issuer, except for any Legal Proceedings that are settled or compromised for aggregate payments that do not exceed $50,000; provided, that in no event shall the Company or such Subsidiary compromise or settle any Legal Proceeding to the extent the Company's or such Subsidiary's business (including the Parent's business post-Closing) would be materially restricted as a consequence thereof;

      (xiv)  make or declare any dividend or distribution, or set aside any funds for the purpose thereof, other than dividends from any wholly-owned Subsidiary of the Company to either (A) the Company or (B) another wholly-owned Subsidiary of the Company;

       (xv)  enter into any new line of business;

      (xvi)  form any Subsidiary;

     (xvii)  except as set forth in Section 5.1(b)(xvii) of the Company Disclosure Schedule, (A) make any change in any material Tax accounting or reporting principles, periods, methods or practices, (B) make, change or revoke any material Tax election, (C) settle or compromise any claim, notice, audit report or assessment relating to material Taxes, (D) file any amended material Tax Return, (E) surrender any material claim for a refund of Taxes, (F) file any material Tax Return other than one prepared in accordance with past practice, (G) enter into any material closing agreement relating to any Tax, or (H) consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business);

    (xviii)  make any (A) investment (by contribution of capital, property transfers, purchase of securities or otherwise) or (B) loan to or advance (except for advances to employees or officers of the Company or any of its Subsidiaries for expenses incurred in the ordinary course of business consistent with past practice and not in excess of $10,000) to, in each case, any Person other than a wholly owned Subsidiary of the Company in the ordinary course of business; or

      (xix)  authorize, agree or commit to do any of the foregoing.

        (c)   The Company Stockholder agrees to cause the Company to comply with the covenants set forth in Section 5.1(a) and Section 5.1(b) above.

        Section 5.2    Conduct of Business of Parent.

        (a)   From the date of this Agreement to and including the Closing Date, except as otherwise expressly contemplated in this Agreement, the Ancillary Documents or provided in Section 5.2(a) of the Parent Disclosure Schedule, without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), Parent shall, and shall cause each of its Subsidiaries to (i) conduct its business in the ordinary course of business consistent with past practice, (ii) use commercially reasonable efforts to maintain and preserve intact its business organization and (iii) duly comply with all applicable Laws.

        (b)   From the date of this Agreement to and including the Closing Date, except as otherwise expressly contemplated in this Agreement or as provided in Section 5.2(b) of the Parent Disclosure Schedule without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), Parent shall not, and shall cause its Subsidiaries not to:

          (i)  except for the Parent Charter Amendment, amend its Constituent Documents;

         (ii)  incur, assume or guarantee any Indebtedness or grant any Lien (other than any Permitted Lien) on any material asset or property of Parent or any of its Subsidiaries, except for Indebtedness incurred in the ordinary course of business not in excess of $100,000 in the aggregate;

        (iii)  (A) issue, deliver (except as required by the terms of Parent Benefit Plans as such terms exist on the date of this Agreement), sell, authorize, grant, dispose of, pledge or otherwise encumber Parent Common Stock or any Equity Interests of any of Parent's Subsidiaries, or any class of securities convertible into, exchangeable or exercisable for, or rights, warrants or options to acquire, any Parent Common Stock or any Equity Interests of any of Parent's Subsidiaries, (B) split, combine, or reclassify any Parent Common Stock; or (C) repurchase, redeem or otherwise acquire any Parent Common Stock;

        (iv)  acquire, purchase, license or lease (in each case, whether by merger, consolidation or by any other manner) any business or Person or any material assets (other than financial assets acquired in the ordinary course of business) or Equity Interests thereof, individually or in the aggregate, in excess of $250,000 (other than non-exclusive licenses of Intellectual Property in the ordinary course of business);

         (v)  transfer, sell, lease, license, surrender, divert, cancel, abandon or allow to lapse or expire or otherwise dispose of any of its material assets (other than financial assets in ordinary course of business and non-exclusive licenses of Intellectual Property in the ordinary course of business);

        (vi)  except as set forth in Section 5.2(b)(vi) of the Parent Disclosure Schedule, change in any material respect its method of accounting or any accounting principle, method, estimate or practice, except as may be required by changes in GAAP or applicable Law;

       (vii)  waive, reduce or defer any fee payable under any Parent CDO Management Agreement or any Constituent Document of any Parent CDO Issuer , except as required pursuant to the terms of any Strategic Financing Agreement listed on the Parent Disclosure Schedule (as such terms exist on the date of this Agreement);

      (viii)  except as set forth in Section 5.2(b)(viii) of the Parent Disclosure Schedule, consent to any amendment or supplement to any Parent CDO Issuer Document;

        (ix)  except as set forth on Section 5.2(b)(ix) of the Parent Disclosure Schedule, cancel, terminate, amend or enter into, or assign or waive any material rights or claims under, any (x) Parent CDO Management Agreement or (y) Parent Material Contract;

         (x)  merge or consolidate with or into, another Person or enter into any joint venture or partnership agreement or similar Contract;

        (xi)  except as set forth on Section 5.2(b)(xi) of the Parent Disclosure Schedule, as otherwise required by Law or the terms of Parent Benefit Plans as such terms exist on the date of this Agreement and up to $4,800,000 in bonuses payable to its employees in the ordinary course of business consistent with past practice (A) establish, adopt, enter into, terminate, amend or secure any Parent Benefit Plan or any other benefit plan or bonus, profit sharing, deferred compensation, incentive, stock option or stock purchase plan, program or commitment, paid time off for sickness or other plan, program or arrangement for the benefit of its employees, former employees, consultants or directors that would be a Parent Benefit Plan if it were in existence as of the date of this Agreement (except for modifications to welfare benefit plans in the ordinary course of business during annual renewal periods), (B) grant or announce any increase in the compensation of any current employee in excess of ten percent (10%) of such employee's annual compensation as of the date of this Agreement or any increase in the compensation payable or to become payable to any of its former employees or current or former officers, consultants or directors, (C) enter into, establish, amend, terminate or renew any employment, consultancy, bonus, severance, termination pay, retirement or other similar agreement or arrangement (or amend any existing agreement or arrangement) that would trigger any "key person" clauses in any Parent CDO Management Agreements, (D) accelerate the vesting or payment of the compensation payable or the benefits provided or to become payable or provided to any of its employees, former employees, consultants or directors, or otherwise pay any amounts not due to such individuals, including severance or retention payments, or make any deposits or contributions of cash or other property or take any other action to fund or in any other way secure the payment of compensation or benefits, to the extent any such action could reasonably be expected to result in any increased Liability to Parent and its Subsidiaries, taken as a whole, or (E) loan or advance any money or other property to any of its current or former directors, officers or employees (except for advances to employees or officers of Parent or any of its Subsidiaries for expenses incurred in the ordinary course of business consistent with past practice);

       (xii)  adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

      (xiii)  adopt as set forth on Section 5.2(b)(xiii) of the Parent Disclosure Schedule, settle or compromise or commit to settle or compromise any Legal Proceeding in any manner that is adverse to Parent, any of its Subsidiaries or any Parent CDO Issuer, except for any Legal Proceedings that are settled or compromised for aggregate payments that do not exceed $50,000; provided, that in no event shall Parent or such Subsidiary compromise or settle any Legal Proceeding to the extent Parent or such Subsidiary's business would be materially restricted as a consequence thereof;

      (xiv)  make or declare any dividend or distribution, or set aside any funds for the purpose thereof, other than dividends from any wholly-owned Subsidiary of Parent to either (A) Parent or (B) another wholly-owned Subsidiary of Parent;

       (xv)  enter into any new line of business;

      (xvi)  form any Subsidiary;

     (xvii)  (A) make any change in any material Tax accounting or reporting principles, periods, methods or practices, (B) make, change or revoke any material Tax election (other than an election pursuant to Section 754 of the Code), (C) settle or compromise any claim, notice, audit report or assessment relating to material Taxes, (D) file any amended material Tax Return, (E) surrender any material claim for a refund of Taxes, (F) enter into any material closing agreement relating to any Tax, or (G) consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business);

    (xviii)  make any (A) investment (by contribution of capital, property transfers, purchase of securities or otherwise) or (B) loan to or advance (except for advances to employees or officers of Parent or any of its Subsidiaries for expenses incurred in the ordinary course of business consistent with past practice and not in excess of $10,000) to, in each case, any Person other than a wholly owned Subsidiary of Parent in the ordinary course of business;

      (xix)  increase the current face value of Parent's and its Subsidiaries' aggregate investments in residential mortgage-backed securities (other than as a result of appreciation of investments held by Parent on the date of this Agreement) to an amount in excess of $275,000,000; or

       (xx)  authorize, agree or commit to do any of the foregoing.

        Section 5.3    Access to Information.

        (a)   Between the date of this Agreement and the earlier of the Closing and the date on which the Agreement is terminated in accordance with its terms, the Company shall make available to Parent copies of all notices and reports under any Company CLO Management Agreement, Company CLO Issuer Document, CypressTree CLO Management Agreement or CypressTree CLO Issuer Document and afford to Parent and its professional advisors reasonable access during normal business hours and upon reasonable prior notice to all of the properties, personnel, Contracts, Books and Records of the Company and shall promptly deliver or make available to Parent information concerning the business, properties, assets and personnel of the Company as Parent may from time to time reasonably request; provided that Parent shall not have any access to any document or information which is subject to the terms of a confidentiality agreement with a third party or which is covered by attorney-client privilege, in each case, after taking into account any reasonable proposals made by Parent, and reasonably acceptable to the Company, to limit or restrict such access or information (or the use thereof) in order to avoid such violations. If any material is withheld pursuant to the preceding sentence, the Company shall inform Parent in reasonable detail as to the nature of what is being withheld.

        (b)   Between the date of this Agreement and the earlier of the Closing and the date on which the Agreement is terminated in accordance with its terms, Parent shall make available to the Company copies of all notices and reports under any Parent CDO Management Agreement or Parent CDO Issuer Document and shall afford to the Company and its professional advisors reasonable access during normal business hours and upon reasonable prior notice to all of the properties, personnel, Contracts, Books and Records of Parent and shall promptly deliver or make available to the Company information concerning the business, properties, assets and personnel of Parent as the Company may from time to time reasonably request; provided that the Company shall not have any access to any document or information which is subject to the terms of a confidentiality agreement with a third party or which is covered by attorney-client privilege, in each case, after taking into account any reasonable proposals made by the Company, and reasonably acceptable to Parent, to limit or restrict such access or information (or the use thereof) in order to avoid such violations. If any material is withheld pursuant to the preceding sentence, Parent shall inform the Company in reasonable detail as to the nature of what is being withheld.

        (c)   The Company Stockholder and the Company shall deliver the Company Financial Information to Parent as soon as reasonably practicable after the date of this Agreement (including, without limitation, the Company Restated Financial Statements). If the Proxy Statement has not been mailed to the stockholders of Parent on or prior to March 31, 2011, the Company Stockholders and the Company shall deliver to Parent on or before March 31, 2011 any financial information of the Company and its Subsidiaries that would be included in the definition of Company Financial Information as of April 1, 2011.

        (d)   All information disclosed pursuant to this Section 5.3 shall be subject to the Confidentiality Agreements.

        Section 5.4    Publicity.    Prior to the Closing Date, except as may be required by Law, including the rules and regulations promulgated by the SEC or NASDAQ, the Parties agree that no public release or announcement by the Company Stockholder, the Company or Parent concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by the Company Stockholder and Parent which approval shall not be unreasonably withheld, delayed or conditioned. If any such public announcement is required by Law to be made by any Party, prior to making such announcement, such Party will deliver a draft of such announcement to each other Party, and shall give each other Party reasonable opportunity to comment thereon and use good faith efforts to consider any reasonable and timely comments provided by any such other Party.

        Section 5.5    Notice of Events.    Between the date of this Agreement and the earlier of the Closing and the date on which the Agreement is terminated in accordance with its terms, (i) the Company Stockholder and the Company shall give prompt notice to Parent and (ii) Parent shall give prompt notice to the Company, of: (a) any fact, event or circumstance to the Knowledge of the Company or the Company Stockholder or to the Knowledge of Parent, as applicable, that would cause, or reasonably be expected to cause, the failure of any conditions precedent to its obligations as specified in Article 6 to be satisfied so as to permit the consummation of the transactions contemplated hereby prior to the End Date, (b) any fact, event or circumstance that (1), to the Knowledge of the Company or the Company Stockholder or to the Knowledge of Parent, as applicable, would, individually or in the aggregate, have a Company Material Adverse Effect or a Parent Material Adverse Effect, as applicable, (2) to the Knowledge of the Company or to the Knowledge of Parent, as applicable, would cause, or reasonably be expected to cause or constitute, a breach in any material respect of the representations and warranties of the applicable Party herein, or (3) would cause, or reasonably be expected to cause or constitute, a breach in any material respect of any covenant or other agreement to be performed or complied with by the applicable Party hereunder, (c) the receipt of any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with the transactions contemplated hereby, and (d) any Legal Proceedings commenced or, to the Knowledge of the Company or the Company Stockholder or to the Knowledge of Parent, as applicable, threatened, relating to or involving or otherwise affecting an applicable Party that, if pending on the date of this Agreement, would have been required to have been disclosed by the applicable Party hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any Party.

        Section 5.6    Commercially Reasonable Efforts; Filings and Authorizations.

        (a)   Each of the Company Stockholder, the Company and Parent shall use commercially reasonable efforts to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable to cause the conditions set forth in Article 6 to be satisfied and to consummate and make effective the transactions contemplated hereby.

        (b)   Each of the Company Stockholder, the Company and Parent shall cooperate with each other and use commercially reasonable efforts to (i) as soon as practicable after the date hereof, (A) file such applications, notices, petitions, registrations and requests as may be required or advisable to be filed by it with any Governmental Authority in order to consummate the transactions contemplated hereby, (B) use commercially reasonable efforts to obtain Governmental Approvals of all such Governmental Authorities referred to in the preceding clause (A), and (C) use commercially reasonable efforts to satisfy all conditions, undertakings and requirements as may be necessary or appropriate to obtain all such Governmental Approvals or as may be set forth therein, (ii) furnish the other Parties with copies of all documents (except documents or portions thereof for which confidential treatment has been requested or given), notices, correspondence and communications (A) prepared by or on behalf of such Party for submission to any Governmental Authority and (B) received by or on behalf of such Party from any Governmental Authority, in each case in connection with the transactions contemplated hereby and (iii) use its commercially reasonable efforts to consult with and keep the other Parties hereto informed as to the status of such matters; provided, that (x) none of the Company, the Company Stockholder or Parent shall agree orally or in writing to any material amendments to any Company Material Contract or Parent Material Contract, to any material concessions in any commercial arrangements or to any material loss of rights (whether to have effect prior to or after the Closing), in each case, in connection with obtaining any Governmental Approval without first obtaining the prior written consent of the Company or Parent, as applicable, and (y) none of the Company, the Company Stockholder or Parent shall agree orally or in writing to any material concessions in any commercial arrangements or to any material loss of rights (whether to have effect prior to or after the Closing), in connection with obtaining any Governmental Approval, which would materially restrict or materially limit the operations of any of the Company and Parent or their Affiliates, without first obtaining the prior written consent of the Company or Parent, as applicable. To the extent that any application, notice, registration or request so filed by any Party contains any significant information relating to the other Parties or any of their Affiliates, prior to submitting such application, notice, registration or request to any Governmental Authority, such Party will permit the other Parties to review such information and will consider in good faith the suggestions of such other Parties with respect thereto.

        (c)   Each of the Company, the Company Stockholder and Parent shall use its commercially reasonable efforts to cooperate with the other Parties in the preparation and filing of any applications, notices, registrations and responses to requests for additional information from Governmental Authorities in connection with the transactions contemplated hereby, including providing such information as may be reasonably necessary for inclusion in such applications, notices, registrations and responses.

        Section 5.7    Client Consents.

        (a)   As promptly as practicable following the date hereof but in no event later than fifteen (15) calendar days after the date hereof, (x) the Company Stockholder and the Company shall take the applicable steps to obtain (i) Consents of Clients as are set forth on Section 5.7(a)(i) of the Company Disclosure Schedule (the "Company Client Consents") and (ii) Consents pursuant to the Company CLO Management Agreements as are set forth on Section 5.7(a)(ii) of the Company Disclosure Schedule (together with the Company Client Consents, the "Company Consents") and (y) Parent and its Subsidiaries shall take the applicable steps to obtain (i) Consent of Clients as are set forth on Section 5.7(a)(i) of the Parent Disclosure Schedule (the "Parent Client Consents") and (ii) Consents pursuant to Parent CDO Management Agreements as are set forth on Section 5.7(a)(ii) of the Parent Disclosure Schedule (together with Parent Client Consents, the "Parent Consents").

        (b)   (i)    In connection with obtaining the Company Consents, at all times prior to the Closing, the Company Stockholder and the Company shall take reasonable steps to keep Parent informed of the status of obtaining such Company Consents and, upon Parent's request, furnish to Parent copies of any executed Company Consents and make available for Parent's inspection the originals of such Company Consents and any materials distributed to or received from Clients relating to the Company Consent process.

         (ii)  Parent shall be provided a reasonable opportunity to review and comment upon all Consent materials to be used by the Company prior to distribution. The Company Stockholder and the Company shall incorporate all of Parent's reasonable comments into such materials. The Company Stockholder and the Company shall promptly upon their receipt furnish to Parent copies of any and all substantive correspondence between the Company or the Company Stockholder and Clients or representatives or counsel of such Clients relating to the Consent solicitation provided for in this Section 5.7.

        (c)   (i)    In connection with obtaining Parent Consents, at all times prior to the Closing, Parent shall take reasonable steps to keep the Company informed of the status of obtaining such Parent Consents and, upon the Company's request, furnish to the Company copies of any executed Parent Consents and make available for the Company's inspection the originals of such Parent Consents and any materials distributed to or received from Clients relating to Parent Consent process.

         (ii)  The Company shall be provided a reasonable opportunity to review and comment upon all Consent materials to be used by DCM prior to distribution. Parent shall incorporate all of the Company's reasonable comments into such materials. Parent shall promptly upon its receipt furnish to the Company copies of any and all substantive correspondence between it and DCM's Clients or representatives or counsel of such Clients relating to the Consent solicitation provided for in this Section 5.7.

        (d)   Prior to entering into a new Advisory Contract or Strategic Financing Agreement with any new Client, Parent and the Company shall inform, or cause to be informed, in writing, with the same disclosures that are provided to Clients in connection with obtaining Company Consents or Parent Consents, as applicable, each potential counterparty to such Advisory Contract or Strategic Financing Agreement of the transactions contemplated by this Agreement, and shall include in the applicable Advisory Contract or Strategic Financing Agreement a provision disclosing the transactions contemplated hereby and the Consent of the new Client or counterparty thereto (to the extent permitted by applicable Laws).

        Section 5.8    Proxy Statement; Stockholders Meetings.

        (a)   The written information to be supplied by or on behalf of the Company Stockholder and the Company for inclusion in the Proxy Statement to be sent to the stockholders of Parent in connection with the Stockholders Meeting shall not, on the date the Proxy Statement is first mailed to stockholders of Parent or at the time of the Stockholders Meeting, contain any statement that, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders Meeting that has become false or misleading.

        (b)   The written information to be supplied by or on behalf of Parent for inclusion in the Proxy Statement to be sent to the stockholders of Parent in connection with the Stockholders Meeting shall not, on the date the Proxy Statement is first mailed to stockholders of Parent or at the time of the Stockholders Meeting, contain any statement that, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders Meeting that has become false or misleading.

        (c)   As soon as practicable after the execution of this Agreement but no later than the later of (x) fifteen (15) Business Days after the execution of this Agreement and (y) ten (10) Business Days after receipt by Parent of the Company Financial Information and such other information relating to the Company and its Subsidiaries as Parent has reasonably requested for the preparation of the Proxy Statement, Parent shall prepare and file with the SEC the preliminary Proxy Statement. Parent shall respond to any comments of the SEC or its staff and shall cause the Proxy Statement to be mailed to its stockholders at the earliest practicable time after the resolution of any such comments. Parent shall (i) promptly provide the Company and its counsel notice of the receipt of any written comments, and promptly inform the Company and its counsel of the receipt of any oral comments, of the SEC with respect to the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to the Company and its counsel copies of all correspondence between Parent or any representative of Parent and the SEC, (ii) give the Company and its counsel the reasonable opportunity to review and comment upon the Proxy Statement prior to its being filed with the SEC and shall give the Company and its counsel the reasonable opportunity to review and comment upon all amendments and supplements to the Proxy Statement and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC, in each case to the extent practicable, (iii) subject to Section 5.8(d), use its commercially reasonable efforts to obtain the Stockholder Approval and (iv) use its reasonable best efforts otherwise to comply with all legal requirements applicable to such meeting. If, at any time prior to the Stockholder Meeting, any information relating to Parent, the Company or any of their respective Affiliates, directors or officers should be discovered by Parent or the Company, which should be set forth in an amendment or supplement to the Proxy Statement or the Other Filings so that the Proxy

Statement or the Other Filings shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (provided that Parent shall not be responsible for the accuracy or completeness of any information furnished by the Company in writing for inclusion in the Proxy Statement), the party that discovers such information shall promptly notify the other party, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of Parent. Notwithstanding anything to the contrary stated above, prior to filing or mailing the Proxy Statement or filing the Other Filings (or, in each case, any amendment or supplement thereto) or responding to any comments of the SEC or its staff with respect thereto, the Party responsible for filing or mailing such document shall provide the other Party a reasonable opportunity to review and comment on such document or response and shall include in such document or response comments reasonably proposed by the other party. Parent and the Company shall cooperate with one another in connection with the preparation of the Proxy Statement and shall furnish all information concerning such Party as the other Party may reasonably request in connection with the preparation of the Proxy Statement.

        (d)   Subject to Section 5.10(c), Parent, acting through the Parent Board, shall duly call, give notice of, convene and hold as promptly as practicable the Stockholders Meeting for the purpose of considering and voting upon the Submitted Proposals and shall use its commercially reasonable efforts to cause such meeting to occur as promptly as reasonably practicable. Except in the event of a Change of Board Recommendation specifically permitted by Section 5.10(c), the Proxy Statement shall include Parent Recommendation and the Parent Board (and all applicable committees thereof) shall use its commercially reasonable efforts to obtain from its stockholders the Stockholder Approval in favor of the Submitted Proposals. Unless this Agreement is validly terminated in accordance with its terms pursuant to Article 9, Parent shall submit the Submitted Proposals to its stockholders at the Stockholder Meeting even if the Parent Board shall have withdrawn, modified or qualified its recommendation thereof or otherwise effected a Change of Board Recommendation or proposed or announced any intention to do so. Subject to Section 5.10, Parent shall take all action that is both reasonable and lawful to solicit from its stockholders proxies in favor of the Submitted Proposals, and shall take all other action commercially reasonable or advisable to secure the Stockholder Approval. Notwithstanding anything to the contrary contained in this Agreement, Parent may adjourn or postpone the Stockholders Meeting to a date that is not more than thirty (30) days after the original scheduled date for the Stockholders Meeting to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to Parent's stockholders, or if as of the time for which the Stockholders Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Parent Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Stockholders Meeting.

        (e)   Except as provided for in Section 5.10(c), neither the Parent Board nor the Special Committee shall withdraw, qualify, or modify, or publicly propose to withdraw, qualify or modify, in a manner adverse to the Company, the Parent Recommendation or the approval or declaration of advisability by the Parent Board or the Special Committee of the Submitted Proposals.

        (f)    The Company, acting through the Company Board immediately following the execution of this Agreement by the Company, shall request, in accordance with applicable law, that following the execution of this Agreement the Company Stockholder approve this Agreement by written consent (the "Written Consent"). It is anticipated that immediately following the execution of this Agreement by the Company, the Company Stockholder will approve this Agreement and the transactions contemplated hereby.

        Section 5.9    Company No Shop.    From the date of this Agreement until the earlier of the Closing Date or termination of this Agreement in accordance with its terms, the Company and its Affiliates shall not, shall not permit any of their respective members, directors, officers or employees to, and shall use their commercially reasonable efforts to cause their respective investment bankers, financial advisors, attorneys, accountants and other representatives (collectively, the "Company Representatives") not to, directly or indirectly, (i) discuss, negotiate, undertake, initiate, authorize, recommend, propose or enter into, any Company Alternative Proposal, (ii) solicit or knowingly encourage or facilitate, negotiations or submissions of proposals or offers in respect of a Company Alternative Proposal, (iii) furnish or cause to be furnished, to any Person, any confidential information concerning the business, operations, properties or assets of the Company or Company CLO Issuers in connection with a Company Alternative Proposal or (iv) or execute or enter into any agreement, understanding, letter of intent or arrangement with respect to a Company Alternative Proposal. In the event the Company Stockholder receives, or participates in, any solicitation, offer, notice, initiation of discussions or negotiations, from or with any third party in respect of a Company Alternative Proposal or any such solicitation, offer, notice, discussions or negotiations which are reasonably likely to lead to a Company Alternative Proposal, the Company Stockholder shall immediately, in any event not later than two (2) Business Days, following such event, notify and disclose to Parent the substance of all communications in connection with such Company Alternative Proposal and deliver to Parent copies of any documents exchanged or used in such in connection with such Company Alternative Proposal. The Company Stockholder and the Company shall immediately cease and cause to be terminated any existing discussions or negotiations with any Persons (other than Parent) conducted heretofore with respect to any Company Alternative Proposal. The Company Stockholder and the Company, as applicable, agree not to release any third party from the confidentiality of any agreement regarding the Company or the Company CLO Issuers.

        Section 5.10    Parent No Shop.

        (a)   Parent agrees that, except as expressly permitted by this Section 5.10, Parent shall not, shall cause its Subsidiaries not to, and Parent and its Affiliates shall not permit their respective directors, officers or employees to, and shall use their commercially reasonable efforts to cause their respective investment bankers, advisors, attorneys, accountants and other representatives (collectively, the "Parent Representatives") not to, directly or indirectly, (i) initiate, solicit, facilitate or encourage (including by way of providing information) the submission of any inquiries, proposals or offers or any other efforts or attempts that constitute, or may reasonably be expected to lead to, any Parent Alternative Proposal or engage in, participate in or continue any discussions or negotiations with respect thereto or otherwise cooperate with or assist or facilitate any such inquiries, proposals, offers, discussions or negotiations, (ii) approve or recommend, or publicly propose to approve or recommend, any Parent Alternative Proposal, (iii) furnish or cause to be furnished, to any Person, any non-public information concerning the business, operations, properties or assets of Parent or Parent CDO Issuers in connection with a Parent Alternative Proposal (other than pursuant to a confidentiality agreement described below), (iv) withdraw, change, amend, modify or qualify, or propose publicly to withdraw, change, amend, modify or qualify, in a manner adverse to the Company, or otherwise make any statement or proposal inconsistent with, Parent Recommendation, (v) enter into any agreement, understanding, letter of intent, agreement in principle or other agreement or understanding relating to a Parent Alternative Proposal or arrangement with respect to a Parent Alternative Proposal or enter into any agreement or agreement in principle requiring Parent to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations hereunder or (vi) resolve, propose or agree to do any of the foregoing (any action or failure to act set forth in the foregoing clauses (ii), (iv) or (vi) (to the extent related to the foregoing clauses (ii) or (iv)), a "Change of Board Recommendation"). Parent shall, and shall cause Parent Subsidiaries and Parent Representatives to, immediately cease and cause to be terminated any and all activities, solicitations, encouragement, discussions or negotiations with any Persons conducted prior to the execution of this Agreement by Parent, its Subsidiaries or any of Parent Representatives with respect to any Parent Alternative Proposal. Subject to Section 5.10(b) and Section 5.10 (c), none of Parent, the Parent Board or the Special Committee shall recommend to the holders of Parent Common Stock any Parent Alternative Proposal or approve any agreement with respect to a Parent Alternative Proposal. Nothing contained in this Section 5.10 shall prohibit the Parent Board or the Special Committee from taking and disclosing to the stockholders of Parent a position contemplated by Rule 14e-2(a) and Rule 14d-9(f) promulgated under the Exchange Act; provided, however, that any disclosure other than a "stop, look and listen" or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, an express rejection of any applicable Parent Alternative Proposal, making any disclosure legally required, in the opinion of Parent's outside counsel, to the stockholders of Parent with regard to such Parent Alternative Proposal or an express reaffirmation of its recommendation to its stockholders in favor of the Submitted Proposals shall be deemed to be a Change of Board Recommendation for purposes of this Agreement.

        (b)   Notwithstanding anything to the contrary contained in Section 5.10(a), at any time following the date hereof and prior to obtaining Stockholder Approval, if Parent has received a bona fide written Parent Alternative Proposal, (i) Parent has not materially breached this Section 5.10, (ii) the Parent Board (acting through the Special Committee) determines in good faith, after receiving advice from its outside legal and financial advisors, that such Parent Alternative Proposal constitutes or would reasonably be expected to lead to a Parent Superior Proposal and (iii) after receiving advice from its outside legal and financial advisors, the Parent Board (acting through the Special Committee) determines in good faith that not taking such action would be inconsistent with its director duties under applicable Law, then Parent may (A) furnish information with respect to Parent, its Subsidiaries and the Parent CDO Issuers to the Person making such Parent Alternative Proposal and (B) participate in discussions or negotiations with the Person making such Parent Alternative Proposal regarding such Parent Alternative Proposal; provided that Parent (x) shall promptly notify the Company orally and in writing (and in any event within twenty-four (24) hours) of any determination concerning a Parent Alternative Proposal pursuant to this Section 5.10(b), (y) will not, and will not allow its Subsidiaries and Parent Representatives to, disclose any information to such Person without first entering into a confidentiality agreement that contains confidentiality provisions that are no less favorable in the aggregate to Parent than those contained in the Confidentiality Agreements (including, without limitation, with respect to standstill provisions) and (z) will promptly provide to the Company any information concerning Parent or its Subsidiaries provided to such other Person which was not previously provided to the Company.

        (c)   Notwithstanding anything to the contrary contained in Section 5.10, if Parent receives a Parent Alternative Proposal that the Parent Board (acting through the Special Committee) concludes in good faith, after receiving advice from its outside legal and financial advisors, constitutes a Parent Superior Proposal, after giving effect to all of the adjustments to the terms of this Agreement which may be offered by the Company (including pursuant to clause (iii) below), the Parent Board (acting through the Special Committee) may at any time prior to obtaining Stockholder Approval, if it determines in good faith, after receiving advice from its outside legal advisors, that not taking such action would be inconsistent with its director duties under applicable Law, (x) effect a Change of Board Recommendation and/or (y) terminate this Agreement to enter into a definitive agreement with respect to such Parent Superior Proposal (which termination shall be pursuant to Section 9.1(d) for all purposes hereunder); provided, however, that the Parent Board shall not effect a Change of Board Recommendation pursuant to the foregoing clause (x) or terminate this Agreement pursuant to the foregoing clause (y) unless (A) Parent shall not have materially breached this Section 5.10 and (B):

          (i)  such Parent Superior Proposal has been made and has not been withdrawn and continues to be a Parent Superior Proposal;

         (ii)  Parent shall have provided prior written notice to the Company, at least two (2) Business Days in advance (the "Notice Period"), of its intention to take such action, which notice, shall describe, as applicable, the material terms and conditions of such Parent Superior Proposal (including the identity of the party making such Parent Superior Proposal) and shall have contemporaneously provided a copy of the relevant proposed transaction agreements with the party making such Parent Superior Proposal and other material documents, including the definitive agreement with respect to such Parent Superior Proposal; and

        (iii)  prior to effecting such Change of Board Recommendation or terminating this Agreement to enter into a definitive agreement with respect to such Parent Superior Proposal (which termination shall be pursuant to Section 9.1(d) for all purposes hereunder) Parent shall, and shall cause the Parent Representatives to, during the Notice Period, negotiate with the Company in good faith (to the extent the Company desires to negotiate) to make such adjustments in the terms and conditions of this Agreement so that (A) with respect to clause (x), the Parent Board (acting through the Special Committee) determines in good faith, after receiving advice from its outside legal advisers, that the failure to effect a Change of Board Recommendation no longer would be inconsistent with its director duties under applicable Law or (B) with respect to clause (y), such Parent Alternative Proposal ceases to constitute a Parent Superior Proposal.

In the event of any material revisions to the Parent Superior Proposal, Parent shall be required to deliver a new written notice to the Company and to comply with the requirements of this Section 5.10(c) with respect to such new written notice.

        (d)   Parent shall promptly (and in any event within twenty-four (24) hours) notify the Company in writing in the event that Parent, any of its Subsidiaries or any Parent Representative receives (i) any Parent Alternative Proposal, (ii) any request for non-public information relating to Parent or any Subsidiary of Parent other than requests for information in the ordinary course of business consistent with past practice and unrelated to a Parent Alternative Proposal, (iii) any inquiry or request for discussions or negotiations regarding any Parent Alternative Proposal or (iv) any notice that any Person is reinstituting any Parent Alternative Proposal that Parent, any Subsidiary of Parent or any of Parent Representatives received prior to the date of this Agreement. Parent shall notify the Company promptly (and in any event within twenty-four (24) hours) with the identity of such Person and a copy of such Parent Alternative Proposal, notice, inquiry or request (or, where no such copy is available, a reasonably detailed description of such Parent Alternative Proposal, indication, notice, inquiry or request), including any modifications thereto. Parent shall keep the Company reasonably informed on a current basis (and in any event at the Company's request and otherwise no later than twenty-four (24) hours after the occurrence of any changes, developments, discussions or negotiations) of the status of any Parent Alternative Proposal, indication, notice, inquiry or request (including the terms and conditions thereof and of any modification thereto), and any developments, discussions and negotiations, including furnishing copies of any written inquiries, correspondence and draft documentation, and written summaries of any material oral inquiries or discussions. Without limiting the foregoing, Parent shall promptly (and in any event within twenty-four (24) hours) notify the Company orally and in writing if it determines to begin providing information or to engage in discussions or negotiations concerning a Parent Alternative Proposal pursuant to Section 5.10(b). Parent shall not, and shall cause its Subsidiaries not to, enter into any Contract with any Person subsequent to the date of this Agreement, and neither Parent nor any of its Subsidiaries is party to any Contract, in each case, that prohibits Parent from providing such information to the Company. Parent shall not, and shall cause its Subsidiaries not to, terminate, waive, amend or modify any provision of, or grant permission under, any standstill or confidentiality Contract to which Parent or any of its Subsidiaries is a party, and Parent shall, and shall cause its Subsidiaries to, enforce the provisions of any such agreement; provided, however, that Parent may grant a limited waiver of a standstill agreement solely to permit a Parent Alternative Proposal to be made if the Parent Board (acting through the Special Committee) determines in good faith, after receiving advice from its outside legal advisors, that the failure to take such action would be inconsistent with its director duties under applicable Law. Parent shall provide the Company with seventy-two (72) hours prior notice (or such lesser prior notice as is provided to the members of the Parent Board) of any meeting of the Parent Board at which it the Parent Board is reasonably expected to consider any Parent Alternative Proposal.

        Section 5.11    Listing.    Prior to the Effective Time, Parent shall file with Nasdaq a Notification Form for Listing of Additional Shares with respect to the shares of Parent Common Stock to be issued in the Merger. Parent shall pay all fees and expenses in connection with satisfying its obligations under this Section 5.11.

        Section 5.12    Market Activity.    Parent agrees that from the date of this Agreement until the earlier of the Closing Date or termination of this Agreement in accordance with its terms, that it shall not, and shall not permit any Person acting on its behalf to, engage in Short Sales, derivatives, participations, swaps or other arrangements that transfer to another Person, in whole or in part, any of the economic consequences of ownership of Parent Common Stock.

        Section 5.13    Officers' and Directors' Indemnification.

        (a)   For a period of six (6) years from the Effective Time, Parent shall indemnify, defend and hold harmless, to the fullest extent permitted under applicable Law, the individuals who on or prior to the Effective Time were directors, officers or employees of the Company or any of the Subsidiaries (collectively, the "Company Indemnitees") with respect to all acts or omissions by them in their capacities as such or taken at the request of the Company or any of the Subsidiaries at any time prior to the Effective Time. In addition, during such period, Parent shall pay and advance any reasonable and documented out of pocket expenses of any Company Indemnitee under this Section 5.13, as incurred to the fullest extent permitted under applicable Law, provided that the person to whom expenses are advanced provides an undertaking to repay such advances when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and non appealable, that such Company Indemnity is not entitled to indemnification hereunder or indemnification of such Company Indemnitee in the manner contemplated hereby is prohibited by applicable Law.

        (b)   A Company Indemnitee shall notify Parent in writing promptly upon learning of any claim, action, suit, proceeding, investigation or other matter in respect of which such indemnification may be sought; provided, that the failure to so notify shall not affect the obligations of Parent except to the extent that Parent is materially prejudiced thereby. Parent shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) and Parent shall have no obligation hereunder to any Company Indemnitee when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and non appealable, that indemnification of such Company Indemnitee in the manner contemplated hereby is prohibited by applicable Law. Each of Parent and the Company Indemnitees shall cooperate in the defense of any claim and shall furnish or cause to be furnished records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested in connection therewith.

        (c)   Parent agrees that all rights to indemnification or exculpation existing in favor of, and all limitations on the personal liability of, each Company Indemnitee provided for in the respective Constituent Documents or otherwise in effect as of the date hereof shall continue in full force and effect for a period of six (6) years from the Effective Time; provided, however, that all rights to indemnification to any claims asserted or made within such period shall continue solely with respect to such claim until the disposition of such claim.

        (d)   Prior to the Effective Time, the Company shall purchase an extended reporting period endorsement under the Company's existing directors' and officers' liability insurance coverage for the Company's directors and officers in a form acceptable to the Company that shall provide such directors and officers with coverage for six (6) years following the Effective Time of not less than the existing coverage and have other terms not materially less favorable to, the insured persons than the directors' and officers' liability insurance coverage presently maintained by the Company; provided, however, that any such extended insurance coverage shall be on terms and conditions reasonably satisfactory to Parent. Parent shall, and shall cause the Final Surviving Entity to, maintain such policy in full force and effect for a period of six (6) years following the Effective Time; provided, that Company Stockholder shall reimburse Parent on a dollar-for-dollar basis for any reasonable and documented out of pocket expenses incurred by Parent to maintain such policy during the applicable period. The Company Indemnitees may be required to make reasonable application and provide reasonable and customary representations and warranties to applicable insurance carriers for the purpose of obtaining such insurance.

        (e)   The obligations under this Section 5.13 shall not be terminated or modified in such a manner as to adversely affect any Company Indemnitee to whom this Section 5.13 applies without the consent of such affected Company Indemnitee (it being expressly agreed that the Company Indemnitees to whom this Section 5.13 applies shall be third party beneficiaries of this Section 5.13 and shall be entitled to enforce the covenants contained herein).

        (f)    In the event Parent or the Final Surviving Entity or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary proper provision shall be made so that the successors and assigns of Parent or the Final Surviving Entity, as the case may be, assume the obligations set forth in this Section 5.13.

        Section 5.14    Post-Closing Operations.    Within ten (10) Business Days following the Closing, (i) Peter Gleysteen will be appointed the Chief Executive Officer of Parent, to be effective as of Closing, and (ii) the headquarters of Parent will be relocated to New York, New York and Parent shall have made all applicable SEC filings in connection therewith.

        Section 5.15    Termination of Affiliate Transactions.    Except as set forth in Section 5.15 of the Company Disclosure Schedule and except for the Ancillary Documents, all Contracts or arrangements between the Company Stockholder and its Affiliates (other than the Company and its controlled Affiliates), on the one hand, and the Company and its controlled Affiliates, on the other hand, shall be terminated as of the Closing, and all Liabilities thereunder shall thereupon be discharged and released.

        Section 5.16    Setoff.    Notwithstanding any provision herein to the contrary, in the event that (a) Parent is entitled receive any payment pursuant to Section 2.8(f) or (b) Parent has made, in good faith, any indemnification claim or claims pursuant to Section 7.1 or Section 8.2, Parent shall be entitled to reduce (but not below zero (0)), the First Anniversary Cash Consideration, Second Anniversary Cash Consideration and/or Contingent Cash Consideration by an aggregate amount equal to such payment or the amount of such claim (the "Set-off Amount"); provided that (i) Parent shall deliver to the Company Stockholder a notice (a "Set-off Certificate") specifying in reasonable detail the nature and dollar amount of the claim and the Set-off Amount, (ii) Parent shall deposit the Set-off Amount in an interest bearing separate account, which does not include any other funds of Parent or any of its Subsidiaries, and Parent shall not access such Set-off Amount until (and then only to the extent) the claims set forth in the Set-off Certificate are finally resolved in Parent's favor (whether by mutual agreement of Parent and the Company Stockholder or by final non-appealable order of an arbitration panel or court of competent jurisdiction) and (iii) to the extent the claims set forth in the Set-off Certificate are finally resolved in the Company Stockholder's favor (whether by mutual agreement of Parent and the Company Stockholder or by final non-appealable order of an arbitration panel or court of competent jurisdiction), Parent shall within two (2) Business Days thereafter pay the portion of the Set-off Amount resolved in the Company Stockholder's favor to the Company Stockholder, together with the accrued interest thereon.

        Section 5.17    Pre-Closing Bonus Payment; Accounts Payable.    Prior to the Closing Date, the Company shall pay all annual bonuses in respect of the 2010 fiscal year and all prior periods due or to become due as of the end of the 2010 fiscal year under the Company Benefit Plans or otherwise, such that on and after the Closing Date, (i) no current or former employee, director or consultant or any other Person shall have any further entitlement to any bonus compensation in respect of any period prior to January 1, 2011, and (ii) none of the Company or any of its Subsidiaries shall have any liability in respect of any such bonus compensation. From the date of this Agreement through the Closing Date, the Company and its Subsidiaries shall pay their accounts payable (including all employee salaries and compensation), other than Transaction Expenses, in the ordinary course of business consistent with past practices and not materially delay such payments. As of the Closing Date, (a) the aggregate outstanding accounts payable of the Company and its Subsidiaries (including all employee salaries and compensation), other than Transaction Expenses, shall not exceed $1,250,000 and (b) all costs and expenses incurred in connection with or resulting from the CypressTree Acquisition shall have been paid in full.

        Section 5.18    Further Assurances.    From and after the Closing, each Party shall cooperate with the others, and execute and deliver, or use commercially reasonable efforts to cause to be executed and delivered, all such other instruments, including instruments of conveyance, assignment and transfer, and take all such other actions as such Party may reasonably be requested to take by the other Parties from time to time, consistent with the terms of this Agreement, in order to effectuate the provisions and purposes of this Agreement and the consummation of the transactions contemplated hereby.

ARTICLE 6
CONDITIONS TO THE CLOSING

        Section 6.1    Conditions to Obligation of Parent and MergerSubs.    The obligations of each of Parent and MergerSubs under this Agreement to consummate the transactions contemplated hereby on the Closing Date shall be subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived by Parent:

        (a)    Stockholder Approval.    The Stockholder Approval shall have been obtained.

        (b)    No Injunctions or Restraints; Illegality.    No Order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect. No Law shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits or makes illegal consummation of the transactions contemplated hereby.

        (c)    Governmental Approvals.    All Governmental Approvals necessary for the consummation of the transactions contemplated hereby shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired, except for Governmental Approvals the failure of which to have been obtained and waiting periods the failure of which to have expired, do not and would not have, individually or in the aggregate, a Company Material Adverse Effect or Parent Material Adverse Effect.

        (d)    Representations and Warranties Accurate.    All representations and warranties of the Company and the Company Stockholder set forth in Article 3 shall be true and correct (without giving effect to any limitation as to "materiality" or any derivative thereof or "material adverse effect" set forth therein), except where the failure or failures of such representations and warranties of the Company or the Company Stockholder set forth in Article 3 to be so true and correct, individually or in the aggregate, has not had and would not have a Company Material Adverse Effect; provided, that the representations and warranties of the Company and the Company Stockholder contained in Section 3.1, Section 3.2 and Section 3.3 shall be true and correct in all respects, in each case at and as of the date of this Agreement and at and as of the Closing Date as if made at and as of such time (or if expressly made as of a specific date, as of that date).

        (e)    Performance.    Each of the Company and the Company Stockholder shall have performed and complied in all material respects with all covenants and other agreements required by this Agreement and the Ancillary Documents to be performed and complied with by it prior to or on the Closing Date.

        (f)    No Company Material Adverse Effect.    From the date of this Agreement to the Closing Date, no Company Material Adverse Effect shall have occurred.

        (g)    Company CLO Issuers.    The Company or any of its Subsidiaries shall have not have received notice from any Company CLO Issuer, CLO Investor or other party to any Company CLO Issuer Documents that it may cause, either individually or collectively with others, a redemption of any securities issued by such Company CLO Issuer or termination of any Company CLO Management Agreement, except in each case, as would not have a Company Material Adverse Effect.

        (h)    Company Consents.    The Company shall have obtained, prior to the Closing, all of the Consents relating to Company CLO Issuers. For the avoidance of doubt, the Consents listed in Section 3.11(b) of the Company Disclosure Schedule shall be deemed to satisfy the condition set forth in this clause (h) with respect to the applicable Company CLO Issuer, absent any modification to the applicable Company CLO Management Agreement or applicable Company CLO Issuer Operative Documents after the date of this Agreement.

        (i)    FIRPTA Certificate.    The Company Stockholder shall have provided to Parent a FIRPTA certificate which meets the requirements of Section 1445 of the Code which provides that the Company Stockholder is not a foreign person for purposes of Section 1445 of the Code.

        (j)    Certain Documents.    Parent shall have received copies of each of the Stockholders Agreement, the Registration Rights Agreement, the Management Agreements and the Put/Call Agreement, duly executed by each party thereto (other than Parent or any MergerSub).

        (k)    Delivery of Company Common Stock Certificate.    The Company Stockholder shall have delivered to Parent for cancellation the Company Stockholder's original Company Common Stock certificate, evidencing all of the outstanding Company Common Stock.

        (l)    Officer's Certificate.    Parent shall have received a certificate executed by a duly authorized executive officer of (i) the Company on behalf of the Company dated as of the Closing Date, to the effect that the conditions set forth in Section 6.1(d), Section 6.1(e) , Section 6.1(f), Section 6.1(g), Section 6.1(h), Section 6.1(n) and Section 6.1(o) have been satisfied as to the Company and (ii) the Company Stockholder on behalf of the Company Stockholder dated as of the Closing Date, to the effect that the conditions set forth in Section 6.1(d) and Section 6.1(e) have been satisfied as to the Company Stockholder.

        (m)    Secretary's Certificate.    Parent shall have received true, correct and complete copies of (i) the Company's Constituent Documents and (ii) resolutions of the Company Board and the Company Stockholder authorizing the execution, delivery and performance of this Agreement and the consummation of the Transactions, certified as correct and complete as of the Closing Date by the Secretary of the Company.

        (n)    Affiliate Transactions.    The Company shall have terminated all of the Contracts and arrangements between the Company Stockholder and its Affiliates (other than the Company and its controlled Affiliates), on the one hand, and the Company and its controlled Affiliates, on the other hand, and all Liabilities thereunder shall thereupon be discharged and released, in each case, other than the Ancillary Documents and the Contracts listed in Section 5.15 of the Company Disclosure Schedule.

        (o)    Bonus Payments.    The Company shall have paid all annual bonuses in respect of the 2010 fiscal year and all prior periods due or to become due as of the end of the 2010 fiscal year under the Company Benefit Plans or otherwise in compliance with Section 5.17.

        (p)    Legal Opinion.    The Company shall have delivered to Parent a legal opinion of Milbank, Tweed, Hadley & McCloy LLP in substantially the form agreed to by Parent and the Company Stockholder.

        Section 6.2    Conditions to Obligation of the Company.    The obligation of the Company to consummate the transactions contemplated hereby on the Closing Date shall be subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived by the Company:

        (a)    Stockholder Approval.    The Stockholder Approval shall have been obtained.

        (b)    No Injunctions or Restraints; Illegality.    No Order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect. No Law shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits or makes illegal consummation of the transactions contemplated hereby.

        (c)    Governmental Approvals.    All Governmental Approvals necessary for the consummation of the transactions contemplated hereby shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired, except for Governmental Approvals the failure of which to have been obtained and waiting periods the failure of which to have expired, do not and would not have, individually or in the aggregate, a Company Material Adverse Effect or Parent Material Adverse Effect.

        (d)    Representations and Warranties Accurate.    All representations and warranties of each of Parent and MergerSubs set forth in Article 4 shall be true and correct (without giving effect to any limitation as to "materiality" or any derivative thereof or "material adverse effect" set forth therein), except where the failure or failures of such representations and warranties each of Parent and each MergerSub set forth in Article 4 to be so true and correct, individually or in the aggregate, has not had and would not have a Parent Material Adverse Effect; provided, that the representations and warranties of Parent and MergerSubs, as applicable, contained in Section 4.1, Section 4.2, Section 4.4 and Section 4.18 shall be true and correct in all respects, in each case at and as of the date of this Agreement and at and as of the Closing Date as if made at and as of such time (or if expressly made as of a specific date, as of that date).

        (e)    Performance.    Each of Parent and each MergerSub shall have performed and complied in all material respects with all covenants and other agreements required by this Agreement and the Ancillary Documents to which Parent or any MergerSub is a party to be performed and complied with by them prior to or on the Closing Date.

        (f)    No Parent Material Adverse Effect.    From the date of this Agreement to the Closing Date, no Parent Material Adverse Effect shall have occurred.

        (g)    Parent CDO Issuers.    Parent or any of its Subsidiaries shall have not have received notice from any Parent CDO Issuer or CLO Investor that it may cause, either individually or collectively with others, a redemption of any securities issued by such Parent CDO Issuer or termination of any Parent CDO Management Agreement, except, in each case, as would not have a Parent Material Adverse Effect.

        (h)    Parent Consents.    Parent shall have obtained, prior to the Closing, the consents relating to Parent CDO Issuers representing more than eighty-five percent (85%) of the net present value of Parent CDO management fees in aggregate. For purposes of this calculation, the net present value of management fees will be based upon the assumptions detailed in Section 1.1 of the Parent Disclosure Schedule. For the avoidance of doubt, the Consents listed in Section 5.7(a)(ii) of the Parent Disclosure Schedule shall be deemed to satisfy the condition set forth in this clause (h) with respect to the applicable Parent CDO Issuer, absent any modification to the applicable Parent CDO Management Agreement or applicable Parent CDO Issuer Operative Documents after the date of this Agreement.

        (i)    Convertible Notes Waiver.    The Dilution Waiver shall be in full force and effect.

        (j)    Certain Documents.    The Company shall have received copies of each of the Stockholders Agreement, the Registration Rights Agreement, the Management Agreements and the Put/Call Agreement, duly executed by each party thereto (other than the Company and the Company Stockholder).

        (k)    Management Equity Incentive Plan.    The Parent Board (or the compensation committee thereof) shall have adopted the Management Equity Incentive Plan.

        (l)    Officer's Certificate.    The Company shall have received a certificate executed by a duly authorized executive officer of Parent and each MergerSub on behalf of Parent and each MergerSub dated as of the Closing Date, to the effect that the conditions set forth in Section 6.2(d), Section 6.2(e), Section 6.2(f), Section 6.2(g), Section 6.2(h) , Section 6.2(k) and Section 6.2(n) have been satisfied.

        (m)    Secretary's Certificate.    The Company shall have received true, correct and complete copies of (i) Parent's Constituent Documents and the Constituent Documents of each MergerSub and (ii) resolutions of the Parent Board, the Special Committee and Parent (in its capacity as the sole stockholder of First MergerSub and the sole member and manager of Second MergerSub) authorizing the execution, delivery and performance of this Agreement and the consummation of the Transactions, certified as correct and complete as of the Closing Date by the Secretary of Parent.

        (n)    Listing of Shares.    The Company shall have received notification from the NASDAQ that the review process with respect to the Notification Form for Listing of Additional Shares with respect to the shares of Parent Common Stock to be issued in the Merger is complete.

        (o)    State Securities Laws.    Parent shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by the state securities laws prior to the issuance of the Stock Consideration, and such authorization, approval, permit or qualification shall be effective at the Closing.

ARTICLE 7
TAX MATTERS

        Section 7.1    Company Tax Matters.

        (a)    Tax Indemnification.

        (i) Subject to Sections 7.1(a)(ii) through (a)(iv), the Company Stockholder agrees to indemnify and hold the Parent Indemnified Parties harmless from and against, and pay to the Parent Indemnified Parties, the amount of any and all Losses (without duplication) in respect of (A) all Taxes of the Company and the Subsidiaries (or any predecessor thereof) for (1) any taxable period ending on or before the Closing Date and (2) the portion of any Straddle Period ending on the Closing Date (determined as provided in Section 7.1(c)); (B) all Taxes imposed on any member of a consolidated, combined or unitary group of which the Company or any Subsidiary (or any predecessor thereof) is or was a member on or prior to the Closing Date, by reason of the liability of the Company or any Subsidiary (or any predecessor thereof), pursuant to Treasury Regulation Section 1.1502-6 (or any predecessor or successor thereof or any analogous or similar provision under state, local or foreign Law); (C) the failure of any of the representations and warranties contained in Section 3.15, other than Section 3.15(k), to be true and correct in all respects (determined without regard to any qualification related to materiality contained therein); (D) the failure to perform any covenant on the part of the Company Stockholder or (prior to the Closing) the Company or any of its Subsidiaries contained in this Agreement with respect to Taxes (determined without regard to any qualification related to materiality contained therein); and (E) any failure by the Company Stockholder to timely and fully pay all Taxes required to be borne by the Company Stockholder pursuant to Section 7.3, except to the extent any such Loss (in any of (A) through (E)) was included as a liability in the calculation of the Closing Cash Amount.

        (ii) In the event that the representation and warranty contained in Section 3.15(k) fails to be true and correct in all respects, then the Company Stockholder shall pay to Parent the lesser of (A) the dollar amount by which the Company's actual net operating loss carryforward as of December 31, 2010 for United States federal income tax purposes is less than $19,400,000, divided by 2.5, and (B) $7,500,000; provided however, that indemnification shall not be provided under this Section 7.1(a)(ii) for any amount of the Company's net operating loss carryforward (as reduced by the amount of such carryforward that the Company utilizes with respect to the taxable year ending on the Closing Date) that is not reported by Parent as a net operating loss carryforward deduction on its United States federal income Tax Returns (other than due to the good faith resolution of a Tax contest in accordance with this Agreement).

        (iii) Any Losses for which indemnification otherwise would be available under Section 7.1(a)(i)(C) for a breach of Section 3.15(l) or under Section 7.1(a)(ii) shall be reduced by the amount of any Tax benefits recognized by Parent, the Company or any of its Subsidiaries as a result of incurring such Losses, including, but not limited to, any refunds of Taxes previously paid and the fair market value of any present or future reductions in Tax (including, but not limited to, reductions in Tax resulting from net operating loss carryforwards that are deductible in subsequent taxable periods and/or other timing differences). The fair market value of any such Tax benefits shall be determined initially by mutual agreement between Parent and the Company Stockholder, cooperating in good faith (the "Initial Value"). On or before each December 31 following the date on which a payment (whether by wire transfer, offset or otherwise) made by the Company Stockholder pursuant to Section 7.1(a) is reduced by an Initial Value pursuant to this Section 7.1(a)(iii) , Parent and the Company Stockholder shall each be permitted to deliver a notice of adjustment to the other party pursuant to which the notifying party shall request an adjustment to the Initial Value and shall certify the changes in facts and/or assumptions that support such an adjustment. Parent and the Company Stockholder shall cooperate in good faith to resolve any such notice of adjustment within twenty (20) days after the notified party's receipt thereof. Any notice of adjustment not resolved within such twenty (20)-day period shall be resolved by the Arbitration Firm in accordance with Section 7.5. In the event that an adjustment is agreed to by Parent and the Company Stockholder (or determined pursuant to Section 7.5), the Initial Value shall be increased or decreased as applicable. Within ten (10) days following any such adjustment to an Initial Value, (A) if the Initial Value is increased as a result of the adjustment, then Parent shall pay to the Company Stockholder an amount equal to such increase, and (B) if the Initial Value is decreased as a result of the adjustment, then the Company Stockholder shall pay to Parent an amount equal to such decrease. Notwithstanding any of the foregoing, no notice of adjustment may be delivered pursuant to this Section 7.1(a)(iii) at any time after December 31, 2017. Except as set forth above, Section 7.5 shall not apply to any dispute arising under this Section 7.1(a)(iii).

        (iv) Except as set forth in Section 7.3, the Parent Indemnified Parties shall not be entitled to any indemnification pursuant to Section 7.1(a) for any income Taxes that are triggered by the Integrated Merger.

        (b)    Filing of Tax Returns; Payment of Taxes.

        (i) (A)    Following the Closing Date, the Company Stockholder shall prepare and file, or cause to be prepared and filed, all Tax Returns of the Company and its Subsidiaries that relate to a period ending on or prior to the Closing Date and shall pay or cause to be paid all Taxes shown due thereon (except to the extent that such Taxes were included as a liability in the calculation of the Closing Cash Amount, in which case the amount of such Taxes shall be paid by Parent to the Company Stockholder promptly following request therefor). All such Tax Returns shall be prepared in a manner consistent with past practice, except as otherwise required by Law. The Company Stockholder shall provide Parent with copies of completed drafts of such Tax Returns at least twenty (20) days prior to the due date for filing thereof, along with supporting work papers, for Parent's review and approval, such approval not to be unreasonably withheld, and a summary of the costs incurred and reasonably expected to be incurred in connection with the preparation and filing of such Tax Returns. The Company Stockholder and Parent shall attempt in good faith to resolve any disagreements regarding such Tax Returns prior to the due date for filing, provided that, in the event any disagreement is not resolved prior to the due date of any such Tax Return, the Company Stockholder shall be permitted to file such Tax Return (and Parent shall provide the Company Stockholder with any required power of attorney or other similar authorization) as prepared by the Company Stockholder in good faith. The preparation and filing of any Tax Returns described in this Section 7.1(b)(i)(A) shall not be subject to Section 7.5. Parent shall reimburse the Company Stockholder promptly upon request therefor for fifty percent (50%) of all costs and expenses incurred by the Company Stockholder in connection with the preparation and filing of such Tax Returns.

        (B) Following the Closing Date, Parent shall, at its own expense, prepare and file, or cause to be prepared and filed, all Tax Returns of the Company and its Subsidiaries that relate to a Straddle Period and, subject to the rights to payment from the Company Stockholder pursuant to Section 7.1(b)(ii), pay or cause to be paid all Taxes shown due thereon. All such Tax Returns shall be prepared in a manner consistent with past practice, except as otherwise required by Law. Parent shall provide the Company Stockholder with copies of completed drafts of such Tax Returns at least twenty (20) days prior to the due date for filing thereof, along with supporting work papers, for the Company Stockholder's review and approval, such approval not to be unreasonably withheld. The Company Stockholder and Parent shall attempt in good faith to resolve any disagreements regarding such Tax Returns prior to the due date for filing. In the event that Parent and the Company Stockholder are unable to resolve any dispute with respect to such Tax Return at least ten (10) days prior to the due date for filing, such dispute shall be resolved pursuant to Section 7.5, which resolution shall be binding on the Parties.

        (ii) Not later than ten (10) days prior to the due date for the payment of Taxes on any Tax Returns which Parent has the responsibility to cause to be filed pursuant to Section 7.1(b)(i)(B), and notwithstanding any dispute regarding such Tax Return, the Company Stockholder shall pay to Parent the amount of Taxes as reasonably determined by Parent to be owed by the Company Stockholder pursuant to the provisions of Section 7.1(a), provided that the Company Stockholder shall not be required to pay any Taxes that were included as a liability in the calculation of the Closing Cash Amount, and provided further that Parent shall promptly return to the Company Stockholder the amount by which any payment by the Company Stockholder (or the Company prior to the Closing) exceeds the amount for which the Company Stockholder is liable under this Section 7.1(b)(ii) . No payment pursuant to this Section 7.1(b)(ii) shall excuse the Company Stockholder from its indemnification obligations pursuant to Section 7.1(a) if the amount of Taxes as ultimately determined (on audit or otherwise) for the periods covered by such Tax Returns exceeds the amount of the Company Stockholder's payment under this Section 7.1(b)(ii).

        (c)    Straddle Period Tax Allocation.    The Company and its Subsidiaries will, unless prohibited by applicable Law, close the taxable period of the Company and its Subsidiaries as of the close of business on the Closing Date. If applicable Law does not permit the Company or any of its Subsidiaries to close its taxable year as of the close of business on the Closing Date, and in any case in which a Tax is assessed with respect to a Straddle Period, the Taxes, if any, attributable to the portion of such Straddle Period ending on the Closing Date, except as provided below, shall be determined by means of a closing of the books and records of the Company and its Subsidiaries or Parent and its Subsidiaries, as applicable, as of the Closing Date, provided that exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be allocated between the period ending on the Closing Date and the period after the Closing Date in proportion to the number of days in each such period. Notwithstanding the preceding sentence, with respect to any property or ad valorem Tax, such Tax shall be allocated between the period ending on the Closing Date and the period after the Closing Date in proportion to the number of days in such period.

        (d)    Tax Audits.

        (i) If notice of any Tax Claim shall be received by Parent or the Surviving Entity for which the Company Stockholder may reasonably be expected to have any Liability pursuant to Section 7.1(a), the notified Party shall promptly notify the Company Stockholder in writing of such Tax Claim; provided, however, that the failure of the notified Party to give the Company Stockholder notice as provided herein shall not relieve the Company Stockholder of its obligations under this Section 7.1, except to the extent that the Company Stockholder is actually and materially prejudiced thereby or is not provided with an opportunity to control such Tax Claim as provided in Section 7.1(d)(ii). In connection with any such Tax Claim, including any Tax Claim handled under Section 7.1(d)(ii), the Parties shall provide such information, materials and cooperation to each other as may be reasonably requested.

        (ii) The Company Stockholder shall have the right, at its own expense, to the extent that one or more issues arising in such Tax Claim may be subject to indemnification by the Company Stockholder pursuant to Section 7.1(a) hereof or could result in a Tax refund described in Section 7.1(e) hereof, to represent the interests of Parent, the Company, any of their Subsidiaries or any of their successors, with respect to such issue or issues; provided, that (x) the Company Stockholder shall permit Parent to participate at its own expense in the handling of such issue or issues, and (y) the Company Stockholder shall not settle such issue or issues without the consent of Parent, which consent shall not be unreasonably withheld. For purposes of clarity, Parent shall be permitted to control any such issue or issues without complying with this Section 7.1(d)(ii), provided that Parent shall have no rights to indemnification from the Company Stockholder with respect to, or arising out of, such issue or issues. Section 7.5 shall not apply to any issues controlled by the Company Stockholder under this Section 7.1(d)(ii).

        (e)    Refunds.    Any Tax refunds that are received by Parent or any of its Subsidiaries (or credits for overpayments for Tax to which any of the foregoing are entitled) and that relate to a taxable period (or portion thereof) of the Company and/or its Subsidiaries ending on or prior to the Closing Date shall be for the account of the Company Stockholder, other than (i) refunds (or credits) that are attributable to the carryback of a loss, deduction or expense from a taxable period (or portion thereof) beginning after the Closing Date and (ii) refunds (or credits) that were included as an asset in the calculation of the Closing Cash Amount. Parent shall pay to the Company Stockholder any such refund (or the amount of any such credit) within fifteen (15) days after receipt (or entitlement to such credit), net of any Tax costs (but only to the extent such Tax cost is actually recognized on or before the end of the taxable year in which such refund is received) attributable to such refund (or credit) and out-of-pocket expenses incurred in obtaining such refund (or credit).

        (f)    Amendments.    Without the consent of the Company Stockholder (which shall not be unreasonably withheld), Parent shall not file any amended Tax Return for the Company or any of its Subsidiaries with respect to any taxable period ending on or prior to the Closing Date or any Straddle Period, except as required by Law.

        (g)    Termination of Tax Sharing Agreements.    Any and all Tax allocation or Tax sharing agreements between the Company or any of its Subsidiaries, on the one hand, and any other Person, on the other hand, shall be terminated as of the Closing Date and, from and after the Closing Date, neither the

Company nor any of its Subsidiaries shall be obligated to make any payment pursuant to any such agreement for any past or future period.

        Section 7.2    Parent Tax Matters.

        (a)    Tax Indemnification.

        (i) Subject to Section 7.2(a)(ii), Parent agrees to indemnify and hold the Company Stockholder harmless from and against, and pay to the Company Stockholder, the amount of any and all Losses (without duplication) in respect of (A) all Taxes of Parent and its Subsidiaries (or any predecessor thereof) for (1) any taxable period ending on or before the Closing Date and (2) the portion of any Straddle Period ending on the Closing Date (determined as provided in Section 7.1(c)); (B) all Taxes imposed on any member of a consolidated, combined or unitary group of which Parent or any Subsidiary (or any predecessor thereof) (but excluding the Company and any of its Subsidiaries) is or was a member on or prior to the Closing Date for any taxable period or portion thereof described in clause (A) above, by reason of the liability of Parent or any Subsidiary (or any predecessor thereof), pursuant to Treasury Regulation Section 1.1502-6 (or any predecessor or successor thereof or any analogous or similar provision under state, local or foreign Law); (C) the failure of any of the representations and warranties contained in Section 4.15 to be true and correct in all respects (determined without regard to any qualification related to materiality contained therein); (D) the failure to perform any covenant on the part of Parent or (following the Closing) the Company or any of its Subsidiaries contained in this Agreement with respect to Taxes (determined without regard to any qualification related to materiality contained therein); and (E) any failure by Parent to timely and fully pay all Taxes required to be borne by Parent pursuant to Section 7.3.

        (ii) Except as set forth in Section 7.3, the Company Stockholder shall not be entitled to any indemnification pursuant to Section 7.2(a)(i) for any income Taxes that are triggered by the Integrated Merger.

        (b)    Tax Audits.

        (i) If notice of any Tax Claim shall be received by Parent or any of its Subsidiaries for which the Company Stockholder may reasonably be expected to be entitled to indemnification pursuant to Section 7.2(a), the notified Party shall promptly notify the Company Stockholder in writing of such Tax Claim.

        (ii) Parent shall promptly notify the Company Stockholder of any resolution of a Tax Claim described in Section 7.2(b)(i).

        Section 7.3    Transfer Taxes.    All sales, use, stamp, documentary, filing, recording, transfer or similar fees or Taxes or governmental charges as levied by any governmental body (including any interest and penalties) in connection with the transactions contemplated by this Agreement shall be borne fifty percent (50%) by the Company Stockholder and fifty percent (50%) by Parent.

        Section 7.4    Time Limits.    Any claim for indemnity under this Article 7 may be made at any time prior to sixty (60) days after the expiration of the applicable Tax statute of limitations with respect to the relevant taxable period (including all periods of extension, whether automatic or permissive).

        Section 7.5    Disputes.    Except as otherwise provided herein, any dispute as to any matter covered by this Article 7 shall be resolved by the Arbitration Firm. The fees and expenses of the Arbitration Firm shall be borne equally by the Company Stockholder, on the one hand, and Parent on the other. Except as otherwise provided herein, if any dispute with respect to a Tax Return is not resolved prior to the due date of such Tax Return, such Tax Return shall be filed in the manner which the party responsible for preparing such Tax Return deems correct; provided that an amended Tax Return shall be filed in a manner consistent with the resolution of the Arbitration Firm if such resolution differs from the manner in which such Tax Return was initially filed.

        Section 7.6    Tax Treatment of Payments.    The Parties agree to treat any indemnity payment made pursuant to this Agreement as an adjustment to the purchase price for all income Tax purposes, except as otherwise required by applicable Law.

        Section 7.7    Exclusivity.    In the event of a conflict between the provisions of this Article 7, on the one hand, and the provisions of Section 8.2 and Section 8.3, on the other, the provisions of this Article 7 shall control.

ARTICLE 8
SURVIVAL; INDEMNIFICATION

        Section 8.1    Survival of Representations and Warranties and Covenants.    The representations and warranties contained herein or in any schedule, instrument or other writing delivered pursuant hereto shall not survive the Closing; provided, that the Fundamental Representations and the representations and warranties contained in Section 3.15 and Section 4.15 shall survive the Closing and continue in full force and effect until the expiration of the applicable statutes of limitations (the "Fundamental Survival Date"); provided that Article 7 shall provide the sole source of indemnification for any breach of Section 3.15 or Section 4.15. The covenants and agreements contained herein of the Parties hereto shall survive the Closing indefinitely (except for those which by their terms contemplate a shorter survival time).

        Section 8.2    Indemnification.

        (a)   Subject to this Article 8, the Company Stockholder hereby agrees to indemnify and hold Parent, the Final Surviving Entity, and their respective directors, officers, employees, Affiliates, stockholders, members, agents, attorneys, representatives, successors and assigns (collectively, the "Parent Indemnified Parties") harmless from and against, and pay to the applicable Parent Indemnified Parties the amount of, any and all Losses:

          (i)  based upon, attributable to or resulting from the failure of any of the Fundamental Representations made by the Company Stockholder or the Company to be true and correct in all respects at and as of the date hereof and at and as of the Closing Date; and

         (ii)  based upon, attributable to or resulting from the breach of any covenant or other agreement on the part of the Company Stockholder or (prior to the Closing) the Company under this Agreement.

        (b)   Subject to this Article 8, Parent hereby agrees to indemnify and hold the Company Stockholder and its directors, officers, employees, Affiliates, members, agents, attorneys, representatives, successors and assigns (collectively, the "Company Stockholder Indemnified Parties") harmless from and against, and pay to the Company Stockholder Indemnified Parties the amount of any and all Losses:

          (i)  based upon, attributable to or resulting from the failure of any of the Fundamental Representations made by Parent or any MergerSub to be true and correct in all respects at and as of the date hereof and at and as of the Closing Date; and

         (ii)  based upon, attributable to or resulting from the breach of any covenant or other agreement on the part of Parent, any MergerSub or (following the Closing) the Final Surviving Entity under this Agreement.

        (c)   The right to indemnification or any other remedy based on representations, warranties, covenants and agreements in this Agreement shall not be affected by any investigation conducted at any time, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of, or compliance with, any such representation, warranty, covenant or agreement. The waiver of any condition to Closing under Article 6 based on the accuracy of any such representation or warranty, or on the performance of or compliance with any such covenant or agreements, shall not affect the right to indemnification based on such representations, warranties, covenants and agreements.

        Section 8.3    Notice and Defense of Claims.

        (a)   In order for a Company Stockholder Indemnified Party or Parent Indemnified Party (each, an "Indemnified Party" and collectively, the "Indemnified Parties") to be entitled to seek any indemnification provided for under this Agreement, such Indemnified Party shall give notice (which shall describe in reasonable detail the basis of the claim for indemnification) to the indemnifying party pursuant to Section 8.2 (the "Indemnifying Party") as promptly as practicable and in any event within twenty (20) days after receiving knowledge of the occurrence of the event giving rise to such Indemnified Party's claim for indemnification; provided, that the failure of such Indemnified Party to give notice as provided in this Section 8.3 shall not relieve the Indemnifying Party of its obligations under Section 8.2, except to the extent that the Indemnifying Party shall have been actually and materially prejudiced as a result of such failure and the indemnification obligations are materially increased as a result of such failure. In the event of any Legal Proceeding asserted by any Person who is not a party (or a successor to a party) to this Agreement (a "Third Party Claim") which is or gives rise to an indemnification claim hereunder, the Indemnifying Party may elect within fifteen (15) Business Days following notice of a Third Party Claim to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld, conditioned or delayed), and the Indemnified Party may participate in such defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party; it being understood, however, that the Indemnifying Party shall control such defense. Should the Indemnifying Party elect to assume the defense of a Third Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. Subject to the Cap, the Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense thereof. If the Indemnifying Party chooses to defend any Third Party Claim, all the parties hereto shall cooperate in the defense or prosecution of such Third Party Claim. Such cooperation shall include the retaining of and (upon the Indemnifying Party's request) the providing to the Indemnifying Party of records and information which are reasonably relevant to such Third Party Claim, and making employees and other representatives and advisors available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Regardless of whether or not the Indemnifying Party shall have assumed the defense of a Third Party Claim (i) the Indemnified Party shall deliver to the Indemnifying Party, within five (5) Business Days after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim and (ii) neither the Indemnifying Party nor the Indemnified Party shall admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the prior written consent of the other party, which shall not be unreasonably withheld, conditioned or delayed. The Indemnifying Party shall not enter into any settlement of, or consent to the entry of any judgment in connection with, any Third Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed) unless such settlement (x) includes an unconditional release of such Indemnified Party, in form and substance reasonably satisfactory to such Indemnified Party, from all liability on claims that are the subject matter of such settlement (and does not impose any non monetary obligations or restrictions on any Indemnified Party), and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party. Notwithstanding the foregoing, the Indemnifying Party shall continue to be entitled to assert any limitation on any claims contained in this Article 8.

        (b)   The parties hereto agree that process may be served on the Indemnifying Party with respect to such Third Party Claim by service of process delivered in the manner and to the address for such Indemnifying Party provided by Section 10.2.

        Section 8.4    Determination of Loss Amount.

        (a)   The amount of any Loss subject to indemnification under Article 7 (except as provided in Section 7.1(a)(iii)) or Section 8.2 shall be calculated net of (i) any cash tax benefit that an Indemnified Party actually realizes on account of such Loss (but only to the extent such benefit is actually realized by such party on or before the end of the taxable year in which such indemnity payment is made) and (ii) any insurance proceeds (net of direct collection expenses) or any indemnity, contribution or other similar payment actually received by the Indemnified Party from any third party with respect thereto. The Indemnified Party shall seek full recovery under all insurance policies covering any Loss to the same extent as they would if such Loss were not subject to indemnification hereunder. In the event that an insurance or other recovery is made by any Indemnified Party with respect to any Loss for which any such Person has been indemnified hereunder, then a refund equal to the aggregate amount of the recovery (less any costs or expenses to obtain such recovery) shall be made promptly to the Indemnifying Party hereunder. The Indemnifying Party shall be subrogated to all rights of the Indemnified Parties and their Affiliates in respect of any Losses indemnified by the Indemnifying Party.

        (b)   Notwithstanding anything herein to the contrary, (i) the aggregate amount of all Losses for which the Parent Indemnified Parties are entitled to indemnification pursuant to Section 8.2(a) shall not exceed the sum of (A) the Cash Consideration actually paid hereunder and (B) $50,000,000 (the "Cap") and (ii) the aggregate amount of all Losses for which the Company Stockholder Indemnified Parties are entitled to indemnification pursuant to Section 8.2(b) shall not exceed the Cap. For the avoidance of doubt, the Cap shall not apply to the indemnification obligations of the Parties under Article 7.

        Section 8.5    Mitigation.    The Parties shall cooperate with each other with respect to resolving any claim with respect to which any Indemnifying Party is obligated to indemnify an Indemnified Party hereunder, including by taking commercially reasonable efforts to mitigate or resolve any such claim or Liability and responding to such claims or Liabilities in the same manner as the applicable Party would respond to such claims or liabilities in the absence of the indemnification provisions of this Agreement.

        Section 8.6    Remedies Exclusive.    The Indemnified Parties understand and agree that, from and after the Closing, except for intentional fraud knowingly committed, the indemnity provisions set forth in Article 7 and this Article 8 are the sole and exclusive remedies of the Indemnified Parties with respect to any Losses that have been or may be suffered by the Indemnified Parties in connection with this Agreement, except (i) the determination of the Closing Cash Amount shall be governed by Section 2.8 and the determination of the Contingent Cash Consideration shall be governed by Section 2.7(c) and (ii) nothing herein shall restrict the ability of Parties to seek specific performance or injunctive relief, against any other Party in respect of a breach by such other Party of the covenants set forth in Section 5.13, Section 5.14, Section 5.15, Section 5.18 or Article 10.

        Section 8.7    Payments.    Payment of any indemnification obligation pursuant to Article 7 or Article 8 shall be effected by wire transfer of immediately available funds to an account(s) designated by the Indemnified Party, in each case within ten (10) Business Days after the determination thereof (whether by mutual agreement of Parent and the Company Stockholder or by final non-appealable order of an arbitration panel or court of competent jurisdiction); provided, that, the Company Stockholder shall not be required to make payment pursuant to Article 7 or this Section 8.7 to the extent Parent has delivered a Set-off Certificate pursuant to Section 5.16.

 ARTICLE 9
TERMINATION OF AGREEMENT

        Section 9.1    Termination.    This Agreement may not be terminated prior to the Closing, except as follows:

        (a)   by written consent of Parent (provided that such termination has been approved by the Special Committee) and the Company;

        (b)   at the election of Parent (provided that such termination has been approved by the Special Committee) or the Company upon prior written notice, if any one or more of the conditions set forth in Article 6 (other than those that by their nature are to be satisfied at the Closing) has not been fulfilled on or before May 31, 2011 (the "End Date"); provided, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to the Party seeking to terminate this Agreement if any failure by such Party to perform or observe the covenants and agreements of such Party set forth in this Agreement at or prior to the Closing shall have proximately caused the failure of the Closing to occur on or before the End Date;

        (c)   by Parent (provided that such termination has been approved by the Special Committee) or the Company if the Stockholder Approval shall not have been obtained at a Stockholders Meeting or any adjournment or postponement thereof at which the vote was taken; provided, however, that no Party that is then in material breach of this Agreement may terminate this Agreement pursuant to this Section 9.1(c);

        (d)   by Parent (provided that such termination has been approved by the Special Committee) in accordance with, and subject to the terms and conditions of, Section 5.10(c);

        (e)   by Parent (provided that such termination has been approved by the Special Committee), if the Company does not deliver, within one (1) Business Day following the date of this Agreement, the signature of the Company Stockholder to the Written Consent;

        (f)    at the election of Parent (provided that such termination has been approved by the Special Committee) or the Company upon prior written notice, if any court of competent jurisdiction or other Governmental Authority shall have issued a final nonappealable Order or taken any other final action permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby;

        (g)   at the election of (x) Parent (provided that such termination has been approved by the Special Committee), upon prior written notice, if there has been any breach of any representation or warranty, or breach of any covenant or agreement, made by the Company or the Company Stockholder contained in this Agreement or (y) the Company, upon prior written notice, if there has been any breach of any representation or warranty, or breach of any covenant or agreement, made by Parent or any MergerSub contained in this Agreement, in each case which breach (i) would give rise to a failure of a condition set forth in Article 6 and (ii) has not been cured by the Party in breach prior to the earlier to occur of (A) twenty (20) Business Days after such Party's receipt of written notice of such breach and (B) the End Date; provided, however, that no Party that is then in material breach of this Agreement may terminate this Agreement pursuant to this Section 9.1(g); or

        (h)   at the election of the Company in the event (i) the Parent Board shall have failed to publicly recommend to the stockholders of Parent that they vote in favor of the issuance of the shares of Parent Common Stock comprising the Stock Consideration, including by failing to include a recommendation in the Proxy Statement, (ii) the Parent Board shall have effected a Change of Board Recommendation, (iii) the Parent Board shall have approved, or recommended that the stockholders of Parent accept or approve, a Parent Alternative Proposal, (iv) the Parent Board shall have failed to publicly reaffirm the Parent Recommendation within five (5) Business Days following a written request from the Company,

(v) Parent shall have breached in any material respect the provisions of Section 5.10, or (vi) the Parent Board shall have resolved to do any of the foregoing.

        Section 9.2    Survival After Termination; Termination Fee.

        (a)   Except as provided in Section 9.2(b) below, if this Agreement is terminated in accordance with Section 9.1 hereof and the transactions contemplated hereby are not consummated, this Agreement shall become void and of no further force and effect and each Party shall pay its own Transaction Expenses, except that (i) the provisions set forth in Article 10 and this Section 9.2 shall survive the termination of this Agreement and (ii) nothing in this Agreement shall relieve any Party from Liability from the willful and material breach of or willful and material default under any representation, warranty or covenant made by such Party or any of its Affiliates under this Agreement.

        (b)   Notwithstanding anything to the contrary herein, in the event that this Agreement is terminated by Parent pursuant to Section 9.1(d) or by the Company pursuant to Section 9.1(h) , then Parent shall pay to the Company the Termination Fee within two (2) Business Days following such termination. If (i) this Agreement is terminated in accordance with Section 9.1(b), Section 9.1(c) or clause (y) of Section 9.1(g), and (ii) in the case of a termination pursuant to Section 9.1(c) , prior to the termination of this Agreement a public announcement or other disclosure of a Parent Alternative Proposal has been made or, in the case of a termination pursuant to Section 9.1(b) or clause (y) of Section 9.1(g), Parent, its Subsidiaries or any of Parent Representatives have received a Parent Alternative Proposal and (iii) within six (6) months after such termination, Parent enters into an agreement in respect of any Parent Alternative Proposal or a transaction in respect of a Parent Alternative Proposal is consummated, then Parent shall pay to the Company the Termination Fee by wire transfer of immediately available funds upon the entry into an agreement in respect of such Parent Alternative Proposal or, if earlier, upon consummation of such Parent Alternative Proposal, as the case may be; provided that for purposes of this Section 9.2(b), the term "Parent Alternative Proposal" shall have the meaning assigned to such term in Section 1.1(a), except that the references therein to "ten percent (10%)" shall be deemed to be references to "forty percent (40%)." For the avoidance of doubt, the Company Stockholder and the Company agree and acknowledge that in no event shall Parent be required to pay the Termination Fee on more than one occasion.

        (c)   For purposes of this Agreement, "Termination Fee" means an amount equal to three million dollars ($3,000,000) plus any reasonable and documented out-of-pocket legal fees and expenses incurred by the Company or the Company Stockholder in connection with enforcing the Company's right to the Termination Fee under this Section 9.2.

        (d)   The Company and the Company Stockholder expressly agree and acknowledge that the Termination Fee shall be the sole and exclusive remedy of the Company and its Affiliates in the event of the Termination Fee is payable pursuant to Section 9.2(b) and, in the event the Termination Fee is payable pursuant to Section 9.2(b) none of Parent, any Merger Sub or any of their Affiliates shall have any Liability of any nature whatsoever to the Company, the Company Stockholder or any of their respective Affiliates with respect to any breach of this Agreement or the failure of the Closing to occur, other than (i) the Liability of Parent to pay the Termination Fee in accordance with Section 9.2(b) and (ii) Liability for any willful and material breach of, or willful and material default under, any representation, warranty or covenant made by the Company, any MergerSub or any of their respective Affiliates under this Agreement. Without limitation of the foregoing, the Company and the Company Stockholder shall not be entitled to seek the remedy of specific performance of the Transactions in the event that the Termination Fee is payable pursuant to Section 9.2(b).

ARTICLE 10
MISCELLANEOUS

        Section 10.1    Expenses.    Except as provided in Section 9.2, each Party hereto shall pay its own Transaction Expenses; provided, that if the Closing occurs, Parent shall pay, or cause the Final Surviving Entity to pay, the Transaction Expenses of each Party and of the Significant Parent Stockholder at the Closing.

        Section 10.2    Notices.    All notices, demands and other communications pertaining to this Agreement ("Notices") shall be in writing and addressed as follows:

        If to Parent, MergerSubs, the Intermediate Surviving Entity or the Final Surviving Entity:

    Deerfield Capital Corp.
    6250 North River Road
    Rosemont, IL 60018
    Attention: Robert Contreras
    Facsimile: (773) 380-1695
    E-mail: rcontreras@DeerfieldCapital.com

        with copies to:

    Weil, Gotshal & Manges LLP
    767 Fifth Avenue
    New York, NY 10153
    Attention: Simeon Gold, Esq.
    Facsimile: (212) 310-8007
    E-mail: simeon.gold@weil.com

        If to the Company (prior to Closing) or the Company Stockholder:

    c/o CIFC Parent Holdings LLC
    250 Park Avenue, 5th Floor
    New York, NY 10177
    Attention: Peter Gleysteen
    Facsimile: (212) 624-1199
    E-mail: pgleysteen@cifc.com

        with copies to:

    Goodwin Procter LLP
    135 Commonwealth Drive
    Menlo Park, CA 94025
    Attention: Kevin M. Dennis, Esq.
    Facsimile: (650) 853-1038
    E-mail: kdennis@goodwinprocter.com

Notices shall be deemed given (a) on the first (1st) Business Day after being sent, prepaid, by nationally recognized overnight courier that issues a receipt or other confirmation of delivery, (b) upon machine generated acknowledgement of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a Business Day at the location of receipt and otherwise on the next following Business Day or (c) when sent, if sent by electronic mail before 5:00 p.m. on a Business Day at the location of receipt and otherwise the next following Business Day. Any party may change the address to which Notices under this Agreement are to be sent to it by giving written notice of a change of address in the manner provided in this Agreement for giving Notice.

        Section 10.3    Governing Law.    This Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of New York without reference to any choice of law rules that would require the application of the laws of any other jurisdiction.

        Section 10.4    Consent to Jurisdiction.    Each Party to this Agreement, by its execution hereof, (a) hereby irrevocably consents and agrees that any action, suit or proceeding arising in connection with any disagreement, dispute, controversy or claim, in whole or in part, arising out of, related to, based upon or in connection with this Agreement or the subject matter hereof shall be brought only in the courts of the State Courts of the State of New York, New York County or the United States District Court located in the State of New York, New York County, (b) hereby waives to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any such action other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of forum non conveniens or otherwise. Each Party hereby (i) consents to service of process in any such action in any manner permitted by New York law, (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 10.2, shall constitute good and valid service of process in any such action, and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

        Section 10.5    Specific Performance.    Subject to Section 9.2(d), the Parties to this Agreement each acknowledge that each Party would not have an adequate remedy at law for money damages in the event that any of the covenants hereunder have not been performed in accordance with their terms, and therefore agree that each other Party hereto shall be entitled to specific enforcement of the terms hereof and any other equitable remedy to which such Party may be entitled (including the right to cause the consummation of the Transactions on the terms and subject to the conditions thereto set forth in this Agreement). Each of the Parties hereby waives (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief. If any Party brings any action to enforce specifically the performance of the terms and provisions hereof by any other party, the End Date shall automatically be extended by (x) the amount of time during which such action is pending, plus twenty (20) Business Days or (y) such other time period established by the court presiding over such action.

        Section 10.6    Waiver of Jury Trial.    Each Party hereto waives its right to a trial by jury in any judicial proceeding involving, directly or indirectly, any matters (whether sounding in tort, contract or otherwise) in any way arising out of, related to or connected with this Agreement or the transactions contemplated hereby.

        Section 10.7    Binding Effect; Persons Benefiting; Assignment.    This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 10.11 without notice or Liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date. Without the prior written consent of each of the other Parties, this Agreement may not be assigned by any of the Parties and any purported assignment made without such consent shall be null and void.

        Section 10.8    Counterparts.    This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed an original and each of which shall constitute one and the same instrument.

        Section 10.9    Entire Agreement.    This Agreement, including the Schedules, Exhibits, Annexes, certificates and lists referred to herein, any documents executed by the Parties simultaneously herewith or pursuant thereto constitute the entire understanding and agreement of the Parties hereto with respect to the subject matter hereof (except for the Confidentiality Agreements, each of which shall remain in full force and effect until the Closing) and supersedes all other prior agreements and understandings, written or oral, between the Parties with respect to such subject matter.

        Section 10.10    Severability.    If any provision of this Agreement, or the application thereof to any Person or circumstance, is invalid or unenforceable in any jurisdiction, (a) a substitute and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable in such jurisdiction, the intent and purpose of their invalid or unenforceable provision; and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability of such provision affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        Section 10.11    Amendments and Waivers.    This Agreement may not be amended, altered or modified except by written instrument executed by each of the Parties hereto. The failure by any Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision nor in any way to affect the validity of this Agreement or any part hereof or the right of such Party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance. Any waiver made by any Party hereto in connection with this Agreement shall not be valid unless agreed to in writing by such Party.

        Section 10.12    Mutual Drafting; Interpretation.    Each Party hereto has participated in the drafting of this Agreement, which each such Party acknowledges is the result of extensive negotiations between the Parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision.

        Section 10.13    Third Party Beneficiaries.    Except as provided in Section 5.13, nothing herein express or implied is intended or shall be construed to confer upon or give to any Person, other than the Parties hereto and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement, such third Persons specifically including employees or creditors of the Company.

[Remainder of Page Left Blank]

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

PARENT:
DEERFIELD CAPITAL CORP.
By:	/s/ Jonathan W. Trutter
	Name:	Jonathan Trutter
	Title:	Chief Executive Officer
FIRST MERGERSUB:
BULLS I ACQUISITION CORPORATION
By:	/s/ Jonathan W. Trutter
	Name:	Jonathan Trutter
	Title:	Chief Executive Officer
SECOND MERGERSUB:
BULLS II ACQUISITION LLC
By:	/s/ Jonathan W. Trutter
	Name:	Jonathan Trutter
	Title:	Chief Executive Officer

Signature Page to Agreement and Plan of Merger

COMPANY:
COMMERCIAL INDUSTRIAL FINANCE CORP.
By:	/s/ Peter Gleysteen
	Name:	Peter Gleysteen
	Title:	Chief Executive Officer
COMPANY STOCKHOLDER:
CIFC PARENT HOLDINGS LLC
By:	/s/ Peter Gleysteen
	Name:	Peter Gleysteen
	Title:	Chief Executive Officer

Signature Page to Agreement and Plan of Merger

 Exhibit A

AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

BY AND AMONG

DEERFIELD CAPITAL CORP.,

BOUNTY INVESTMENTS, LLC

AND

CIFC PARENT HOLDINGS LLC

Dated as of [                  ], 2011

i

 AMENDED AND RESTATED
STOCKHOLDERS AGREEMENT

        THIS AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, dated as of [                              ], 2011 (this "Agreement"), is by and among Deerfield Capital Corp., a Maryland corporation (the "Company"), Bounty Investments, LLC, a Delaware limited liability company ("Bounty"), and CIFC Parent Holdings LLC, a Delaware limited liability company ("CIFC Parent," and together with Bounty, the "Investors").

        WHEREAS, the Company, Bulls I Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("First MergerSub"), Bulls II Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company ("Second MergerSub" and, together with First MergerSub, the "MergerSubs"), CIFC Parent and Commercial Industrial Finance Corp., a Delaware corporation and wholly-owned subsidiary of CIFC Parent ("CIFC"), are parties to the Agreement and Plan of Merger, dated as of December 21, 2010 (the "Merger Agreement"), pursuant to which on or about the date hereof (i) First MergerSub is merging with and into CIFC (the "First Step Merger"), with CIFC continuing as the surviving entity (the "Intermediate Surviving Entity"), (ii) the Intermediate Surviving Entity is next merging with and into Second MergerSub (the "Second Step Merger" and, together with the First Step Merger, the "Merger") and (iii) in connection with the Merger, the Company is issuing to CIFC Parent 9,090,909 shares of Common Stock and making certain cash payments to CIFC Parent, all in accordance with the terms of the Merger Agreement;

        WHEREAS, as of the date hereof, Bounty owns (i) [4,545,455](1) shares of Common Stock and (ii) Senior Subordinated Convertible Notes in the original principal amount of $25,000,000 and due December 9, 2017 (the "Convertible Notes"), which are convertible into shares of Common Stock (the "Conversion Shares");

(1)
NTD: To be completed at Closing

        WHEREAS, the Investors have the registration rights with respect to the Conversion Shares and the Investor Shares (as defined below) as provided in the Amended and Restated Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement");

        WHEREAS, the Company and Bounty are parties to the Stockholders Agreement, dated as of June 9, 2010 (the "Original Agreement");

        WHEREAS, the execution and delivery of this Agreement is a condition to the obligations of the Company, CIFC Parent and CIFC to consummate the Merger and the other transactions contemplated by the Merger Agreement; and

        WHEREAS, the Company and the Investors desire to establish in this Agreement certain terms and conditions concerning the corporate governance of the Company, the Investor Shares and related provisions concerning the relationship of the Investors with, and their investments in, the Company from and after the Closing (as defined in the Merger Agreement).

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I
GENERAL

        Section 1.1    Effective Date.    This Agreement shall be delivered at Closing and shall not be effective, and the Parties shall not be bound by any obligations hereunder, until the First Step Merger occurs. In the event that the First Step Merger fails to occur, this Agreement shall automatically terminate without any action on behalf of any party.

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        Section 1.2    Definitions.    As used in this Agreement, the following terms shall have the meanings indicated below:

        "Acceptance Notice" has the meaning assigned in Section 3.2(b)(ii).

        "Affiliate" means, with respect to any Person, any other Person, directly or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person; provided, that for purposes of this Agreement, the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor and no Investor shall be deemed to be an Affiliate of the Company and its Subsidiaries. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

        "Aggregate Cap Percentage" means eighty percent (80%).

        "Agreement" has the meaning assigned in the preamble.

        "Base Cap Percentage" means (i) in respect of the Bounty Holders, [37.8%], and (ii) in respect of the CIFC Holders, [39.5%] .(2)

(2)
NTD: To equal percentage ownership as of Closing (inclusive of the Conversion Shares) plus 2%

        "Beneficial Ownership" by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term "beneficial ownership" as defined in Rule 13d-3 adopted by the SEC under the Exchange Act; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities that may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of sixty (60) days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). For purposes of this Agreement, (x) a Person shall be deemed to Beneficially Own any securities Beneficially Owned by its Affiliates or any "group" (as contemplated by Exchange Act Rule 13d-5(b)) of which such Person or any such Affiliate is or becomes a member; provided, that, notwithstanding the foregoing, no Investor shall be deemed to Beneficially Own the Investor Shares Beneficially Owned by any other Investor solely due to the fact that the Investors constitute a group (as contemplated by Exchange Act Rule 13d-5(b)) and (y) for the avoidance of doubt, Bounty shall be deemed to Beneficially Own the Conversion Shares (assuming all Conversion Shares then issuable pursuant to the Convertible Notes Beneficially Owned by the Bounty Holders are outstanding). The term "Beneficially Own" shall have a correlative meaning.

        "Board" means, as of any date, the Board of Directors of the Company in office on that date.

        "Bounty" has the meaning assigned in the preamble.

        "Bounty Holders" means, collectively, Bounty and any Person that is both a stockholder of the Company and an Affiliate of Bounty and any successors thereto.

        "Bounty Shares" means, as of the applicable measurement date, the sum of the shares of Common Stock and Other Capital Stock Beneficially Owned by the Bounty Holders (including, for the avoidance of doubt, the Conversion Shares assuming all Conversion Shares then issuable pursuant to the Convertible Notes Beneficially Owned by the Bounty Holders are outstanding) and any shares of Common Stock or other securities issued in respect thereof or into which such shares of Common

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Stock or other securities shall be converted in connection with stock splits, reverse stock splits, stock dividends or distributions, combinations or any similar recapitalizations after the date of this Agreement.

        "Buyer" has the meaning assigned in Section 3.2(a).

        "Cap Percentage" means, in respect of any Investor, a percentage equal to such Investor's Base Cap Percentage; provided, however, that (i) an Investor's Base Cap Percentage shall be increased with respect to an acquisition by such Investor of Common Stock, Convertible Notes or Other Capital Stock solely as a result of an Intra-Investor Private Transfer (as hereafter defined) and (ii) to the extent that the sum of all Investors' respective Base Cap Percentages would exceed the Aggregate Cap Percentage as a result of an Intra-Investor Private Transfer, the selling Investor's Base Cap Percentage shall be decreased such that the sum of all Investors' respective Base Cap Percentages would equal the Aggregate Cap Percentage. "Intra-Investor Private Transfer" means any Transfer by an Investor (or Affiliates thereof) to one or more of the other Investors (or Affiliates of such other Investor) in a private transaction, including a sale pursuant to the right of first refusal or right of first offer contemplated by Section 3.2.

        "CIFC" has the meaning assigned in the recitals.

        "CIFC CLO Issuer" means each of CIFC Funding 2006-I, Ltd. CIFC Funding 2006-IB, Ltd., CIFC Funding 2006-II, Ltd., CIFC Funding 2007-I, Ltd., CIFC Funding 2007-II, Ltd. CIFC Funding 2007-III, Ltd. and CIFC Funding 2007-IV, Ltd., and any co-issuer of any of the foregoing.

        "CIFC CLO Management Agreements" means the collateral management agreements between CIFC and the CIFC CLO Issuers in effect as of the Closing.

        "CIFC Holders" means, collectively, CIFC Parent and any Person that is both a stockholder of the Company and an Affiliate of CIFC Parent and any successors thereto.

        "CIFC Parent" has the meaning assigned in the preamble.

        "CIFC Shares" means, as of the applicable measurement date, the sum of the shares of Common Stock and Other Capital Stock Beneficially Owned by the CIFC Holders and any shares of Common Stock or other securities issued in respect thereof or into which such shares of Common Stock or other securities shall be converted in connection with stock splits, reverse stock splits, stock dividends or distributions, combinations or any similar recapitalizations after the date of this Agreement.

        "Closing" means the closing of the transactions contemplated in the Merger Agreement.

        "CMA Requirement" means the requirement under each CIFC CLO Management Agreement, if any, that for so long as CIFC is acting as the Collateral Manager (as defined in such CIFC CLO Management Agreement), any one or more of the Collateral Manager, its Affiliates (as defined in such CIFC CLO Management Agreement) and any employees of the Collateral Manager who are Knowledgeable Employees (as defined in Rule 3c-5 of the Investment Company Act) with respect to the applicable CIFC CLO Issuer shall collectively hold beneficial ownership directly or indirectly of not less than a prescribed percentage or amount of, as applicable, the Preferred Shares (as defined in such CIFC CLO Management Agreement) or Income Notes (as defined in such CIFC CLO Management Agreement) issued and outstanding on the applicable closing date.

        "CN CDO Issuer" means each of ColumbusNova CLO Ltd. 2006-I, ColumbusNova CLO Ltd. 2006-II, ColumbusNova CLO Ltd. 2007-I and ColumbusNova CLO Ltd. 2007-II.

        "Common Stock" means the common stock of the Company, par value $.001 per share.

        "Company" has the meaning assigned in the preamble.

        "Company CDO Issuer" means each DCM CDO Issuer and each CN CDO Issuer.

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        "Company CDO Issuer Documents" means each final or supplemental offering memorandum, indenture and supplemental indenture, management agreement, trust agreement, collateral administration agreement, insurance agreement, hedge agreement and swap agreement entered into, or used in connection with an offering of securities, by a Company CDO Issuer.

        "Company CDO Management Agreement" means the collateral management agreement between the Company or applicable Subsidiary of the Company and each Company CDO Issuer.

        "Company Client" means any Person whose assets, or the assets of whose clients, are being managed by the Company or any of its Subsidiaries pursuant to an investment advisory or similar agreement.

        "Company Investor" means any Person or entity that is an investor, lender or wrapper in any investments or investment products (including any collateralized debt obligations, collateralized loan obligations, funds and any separately managed accounts), whether now or hereafter existing, that are managed by the Company or any of its Subsidiaries.

        "Consents" means all consents, notices, authorizations, novations, Orders, waivers, approvals, licenses, accreditations, certificates, declarations, filings or expiration of waiting periods, non-objection or confirmation by a rating agency that an action or event will not result in the reduction or withdrawal of a rating.

        "Constituent Documents" means, with respect to any Person that is a corporation, its articles or certificate of incorporation, corporate charter or memorandum and articles of association, as the case may be, and bylaws, with respect to any Person that is a partnership, its certificate of partnership and partnership agreement, with respect to any Person that is a limited liability company, its certificate of formation and limited liability company or operating agreement, with respect to any Person that is a trust or other entity, its declaration or agreement of trust or other constituent document, and with respect to any other Person, its comparable organizational documents, in each case, as amended or restated.

        "Contract" means any written or oral contract, agreement, lease, license, indenture, note, bond, mortgage, loan, instrument, conditional sale contract, guarantee commitment or other arrangement, understanding, undertaking or obligation.

        "Conversion Shares" has the meaning assigned in the recitals.

        "Convertible Notes" has the meaning assigned in the recitals.

        "Cure Period" has the meaning assigned in Section 3.1(d)(iii).

        "Cure Purchase" has the meaning assigned in Section 3.1(d)(iii).

        "CypressTree CLO Issuer" means each of Primus CLO I, Ltd., Primus CLO II, Ltd., Hewett's Island CLO I-R, Ltd., Hewett's Island CLO II, Ltd., Hewett's Island CLO III, Ltd., Hewett's Island CLO V, Ltd., Hewett's Island CLO VI, Ltd., WhiteBark Pine I, Ltd. and CypressTree Synthetic CDO Limited, and any co-issuer of any of the foregoing.

        "DCM CDO Issuer" means each of Bridgeport CLO Ltd., Bridgeport CLO II Ltd., Buckingham CDO Ltd., Buckingham CDO II Ltd., Buckingham CDO III Ltd., Burr Ridge CLO Plus Ltd., DFR Middle Market CLO Ltd., Cumberland II CLO Ltd., Forest Creek CLO Ltd., Gillespie CLO PLC, Knollwood CDO Ltd., Knollwood CDO II Ltd., Long Grove CLO Ltd., Market Square CLO Ltd., Marquette Park CLO Ltd., Mid Ocean CBO 2000-1 Ltd., Mid Ocean CBO 2001-1 Ltd., NorthLake CDO I, Limited, Pinetree CDO Ltd., River North CDO Ltd., Rosemont CLO, Ltd., Schiller Park CLO Ltd., Valeo Investment Grade CDO Ltd., Valeo Investment Grade CDO II Ltd., Robeco CDO II Limited and Mayfair Euro CDO I B.V.

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        "Dilution Notice" has the meaning assigned in Section 3.1(d)(iii).

        "Director" means any member of the Board.

        "Equity Interest" means any type of equity ownership in an entity, including partnership interests in a general partnership or limited partnership, membership interests in a limited liability company, stock or similar security in a corporation or the comparable instruments for any other entity or any other interest entitling the holder thereof to participate in the profits of such entity, the proceeds or the disposition of such entity or any portion thereof or to vote for the governing body of such entity.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "First MergerSub" has the meaning assigned in the recitals.

        "First Step Merger" has the meaning assigned in the recitals.

        "Governmental Approvals" means all Consents of a Governmental Authority required in connection with the transactions contemplated hereby.

        "Governmental Authority" means any foreign, federal, state or local governmental, judicial, legislative, regulatory or administrative agency, commission or authority, and any court, tribunal or arbitrator(s) of competent jurisdiction, including Self-Regulatory Organizations.

        "Independent Director" means a Director who qualifies as an "independent director" of the Company under (a) the Corporate Governance Guidelines of the Company then in effect and (b)(i) applicable NASDAQ rules, as such rules may be amended, supplemented or replaced from time to time, or (ii) if the Common Stock is listed on a securities exchange or quotation system other than NASDAQ, any comparable rule or regulation of the primary securities exchange or quotation system on which the Common Stock is listed or quoted (whether by final rule or otherwise); provided, that, notwithstanding anything herein to the contrary, a Director shall not be an "Independent Director" if such Director would not be independent of each Investor under applicable state corporate law. The fact that an individual has been designated by any Investor for nomination pursuant to this Agreement will not, in and of itself, disqualify that individual as an Independent Director

        "Investor" has the meaning assigned in the preamble.

        "Investor Shares" means collectively, the Bounty Shares and the CIFC Shares.

        "Law" means any statute, code, Order, law, ordinance, rule, regulation or other requirement of any Governmental Authority (including, for the sake of clarity, common law).

        "Lien" means any lien, pledge, encumbrance, mortgage, deed of trust, security interest, equity, claim, lease, license, charge, option, adverse right, right of first or last negotiation, offer or refusal, easement or transfer restriction of any kind or nature whatsoever, whether arising by agreement, operation of Law or otherwise.

        "Management Agreements" means (i) the Management Agreement by and between the Company and CIFC Parent dated as of the date hereof and (ii) the Management Agreement by and between the Company and Bounty dated as of the date hereof.

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        "Merger" has the meaning assigned in the recitals.

        "Merger Agreement" has the meaning assigned in the recitals.

        "MergerSubs" has the meaning assigned in the recitals.

        "NASDAQ" means the NASDAQ Stock Market LLC.

        "Necessary Action" means, with respect to a specified result, all reasonable actions (to the extent not prohibited by Law) necessary to cause such result, including (i) voting or providing a written consent or proxy with respect to the Investor Shares, (ii) causing the adoption of stockholders' resolutions and amendments to the Constituent Documents of the Company, (iii) refraining from objecting and waiving any available statutory appraisal or similar rights, (iv) executing agreements and instruments, (v) obtaining, or causing to be obtained, all Governmental Approvals and Third Party Consents, (vi) nominating or electing any members of the Board, (vii) removing any members of the Board whom the person obliged to take the Necessary Action has the right to remove, and (viii) calling or causing to be called a special meeting of the Board or stockholders of the Company.

        "New Shares" means any Equity Interests of the Company or any of its Subsidiaries, including Common Stock or Other Capital Stock, whether authorized or not by the Board or any committee of the Board, and rights, options, or warrants to purchase any Equity Interest, and securities of any type whatsoever that are, or may become, convertible into any Equity Interest; provided, however, that the term "New Shares" shall not include: (i) securities issued to employees, consultants, officers and directors of the Company, pursuant to any arrangement approved by the Board or the Board's compensation committee; (ii) securities issued as consideration in the acquisition of another business or assets of another Person by the Company by merger or purchase of the assets or shares, reorganization or otherwise; (iii) securities issued pursuant to any rights or agreements, including, without limitation, convertible securities, options and warrants, provided that either (x) the Company shall have complied with Section 3.8 with respect to the initial sale or grant by the Company of such rights or agreements or (y) such rights or agreements existed prior to the Closing (it being understood that any modification or amendment to any such pre-existing right or agreement subsequent to the Closing with the effect of increasing the percentage of the Company's fully-diluted securities underlying such rights agreement shall not be included in this clause (iii)); (iv) securities issued in connection with any stock split, stock dividend, recapitalization, reclassification or similar event by the Company; (v) Conversion Shares issued upon conversion of any portion of the then outstanding Convertible Notes; (vi) warrants issued to the lender in a bona fide debt financing; (vii) securities registered under the Securities Act that are issued in an underwritten public offering; (viii) any right, option, or warrant to acquire any security convertible into the securities excluded from the definition of New Shares pursuant to clauses (i) through (vii) above; (ix) any issuance by a Subsidiary of the Company to the Company or a wholly-owned Subsidiary of the Company; and (x) any issuance as to which the Requisite Investors elect to waive the rights set forth in Section 3.8.

        "New Shares Notice" has the meaning assigned in Section 3.8(b).

        "Nominating Committee" means the Nominating and Corporate Governance Committee of the Board.

        "Note Offer" has the meaning assigned in Section 3.2(a).

        "Offer Notice" has the meaning assigned in Section 3.2(b)(i).

        "Offered Shares" has the meaning assigned in Section 3.2(b).

        "Offeree Investor" has the meaning assigned in Section 3.2(b).

        "Option Period" has the meaning assigned in Section 3.2(b)(ii).

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        "Order" means any judgment, order, injunction, stipulation, decree, writ, doctrine, ruling, assessment or arbitration award or similar order of any Governmental Authority.

        "Original Agreement" has the meaning assigned in the recitals.

        "Other Capital Stock" means shares of any class of capital stock of the Company (other than the Common Stock) that are entitled to vote generally in the election of Directors.

        "Outstanding Stock" means, as of the applicable measurement date, together, the sum of (i) the outstanding shares of Common Stock and any Other Capital Stock and (ii) the Conversion Shares issuable upon the conversion of the aggregate amount Convertible Notes then outstanding (calculated assuming all Conversion Shares then issuable pursuant to the Convertible Notes are outstanding).

        "Person" means any individual, corporation, partnership, limited liability company, limited liability partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity.

        "Pro Rata Portion" has the meaning assigned in Section 3.8(a).

        "Preemptive Right" has the meaning assigned in Section 3.8(a).

        "Registration Rights Agreement" has the meaning assigned in the recitals.

        "Requisite Investors" shall mean each Investor that Beneficially Owns Investor Shares representing at least twenty percent (20%) of the Outstanding Stock.

        "ROFR Acceptance Notice" has the meaning assigned in Section 3.2(a)(ii).

        "ROFR Investor" has the meaning assigned in Section 3.2(a)(i).

        "ROFR Notes" has the meaning assigned in Section 3.2(a)(i).

        "ROFR Notice" has the meaning assigned in Section 3.2(a)(i).

        "ROFR Period" has the meaning assigned in Section 3.2(a)(ii).

        "SEC" means the United States Securities and Exchange Commission or any successor entity thereto.

        "Second MergerSub" has the meaning assigned in the recitals.

        "Second Step Merger" has the meaning assigned in the recitals.

        "Self-Regulatory Organization" means each national securities exchange in the United States of America or other commission, board, agency or body that is charged with the supervision or regulation of brokers, dealers, securities underwriting or trading, stock exchanges, commodities exchanges, insurance companies or agents, investment companies or investment advisers, or to the jurisdiction of which any Party or any of their respective Subsidiaries is otherwise subject.

        "Subsidiary" means, with respect to any Person, a corporation or other Person of which more than fifty percent (50%) of the voting power of the outstanding voting Equity Interests or more than fifty percent (50%) of the outstanding economic Equity Interest is held, directly or indirectly, by such Person.

        "Tail Period" has the meaning assigned in Section 4.1.

        "Third Party" means any Person other than the Company, its Subsidiaries and the Investors and each of such Person's respective members, directors, officers and Affiliates.

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        "Third Party Consents" means all consents or waivers or notices to any party (other than a Governmental Authority) to any Contract to which any of the Parties hereto is a party or by which any of their respective assets or properties are bound.

        "Trading Day" means any day on which the Common Stock is traded on NASDAQ, or, if NASDAQ is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded.

        "Transfer" means the transfer of ownership by sale, exchange, assignment, pledge, encumbrance, lien, gift, donation, grant or other conveyance of any kind, whether voluntary or involuntary, including conveyances by operation of Law or legal process (and hereby expressly includes, with respect to an Investor, any voluntary or involuntary appointment of a receiver, trustee, liquidator, custodian or other similar official for such Investor or all or any part of such Investor's property under any bankruptcy Law). For the avoidance of doubt, the Parties hereto acknowledge and agree that any Transfer of the Equity Interests of any Investor or any Affiliate of such Investor that controls such Investor will be deemed a Transfer of the Investor Shares held by such Investor under this Agreement if, following such Transfer such Investor is no longer controlled, directly or indirectly, by the Person or Persons that control, directly or indirectly, such Investor on the date hereof or by an Affiliate or Affiliates thereof; provided, however, that a Transfer of limited partnership interests in an investment fund that controls, directly or indirectly, such Investor shall not be deemed a Transfer of such Investor's Shares hereunder so long as the manager, advisor or general partner (or Person acting in a similar capacity) that controls such investment fund on the date hereof or an Affiliate thereof continues to control such investment fund following such Transfer.

        "Transferring Investor" has the meaning assigned in Section 3.2(b).

        "Transferring Noteholder" has the meaning assigned in Section 3.2(a).

        Section 1.3    Construction.    Unless the context of this Agreement clearly requires otherwise: (i) references to the plural include the singular and vice versa; (ii) references to one gender include all genders; (iii) whenever the words "include," "includes" or "including" are used in this Agreement they will be deemed to be followed by the phrase "without limitation;" (iv) the words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (v) when a reference is made in this Agreement to a Section, Schedule, Exhibit or Annex, such reference shall be to a Section, Schedule, Exhibit or Annex of this Agreement unless otherwise indicated; (vi) all references in this Agreement to "$" are intended to refer to U.S. dollars; (vii) unless otherwise specifically provided for herein, the term "or" shall not be deemed to be exclusive; and (viii) any reference to Law shall include any amendment thereof or any successor thereto and any rules and regulations promulgated thereunder. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

        Section 2.1    Representations and Warranties of the Company.    The Company represents and warrants to each Investor as of the date hereof that:

        (a)   The Company is duly incorporated, validly existing and in good standing under the Laws of Maryland with all requisite power and authority required to conduct its business as presently conducted.

        (b)   The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder have been duly

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authorized by all requisite corporate action of the Company. No other action on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement.

        (c)   This Agreement has been duly executed and delivered by the Company and, assuming this Agreement has been duly authorized, executed and delivered by each of the Investors, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by: (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and (ii) general principles of equity, regardless of whether enforcement is sought in equity or at Law.

        (d)   The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations under this Agreement: (i) does not violate any provision of the Constituent Documents of the Company; and (ii)(A) does not conflict with or violate any applicable Law of any Governmental Authority having jurisdiction over the Company or any part of the properties or assets of the Company, (B) does not require the Consent of any Person under, violate, result in the termination or acceleration of or of any right under, give rise to or modify any right or obligation under (whether or not in combination with any other event or circumstance), or conflict with, breach or constitute a default under (in each case with or without notice, the passage of time or both), any Contract to which the Company is a party or by which any of its properties or assets is bound, (C) does not result in the creation or imposition of any Lien on any part of the properties or assets of the Company, (D) does not violate any Order binding on the Company or any part of its properties or assets, and (E) does not otherwise require any Governmental Approvals or any Third Party Consents.

        Section 2.2    Representations and Warranties of the Investors.    Each Investor represents and warrants to the Company on behalf of itself and not jointly that as of the date hereof:

        (a)   Such Investor is duly formed, validly existing and in good standing under the Laws of Delaware with all requisite power and authority required to conduct its business as presently conducted.

        (b)   Such Investor has all requisite limited liability power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by such Investor of this Agreement and the performance by such Investor of its obligations hereunder have been duly authorized by all requisite limited liability company action of such Investor. No other action on the part of such Investor or its members is necessary to authorize the execution, delivery and performance by such Investor of this Agreement.

        (c)   This Agreement has been duly executed and delivered by such Investor and, assuming this Agreement has been duly authorized, executed and delivered by the Company, constitutes the legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except to the extent that the enforceability thereof may be limited by: (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (ii) general principles of equity regardless of whether enforcement is sought in equity or at Law.

        (d)   Other than the filings required by Section 13 of the Exchange Act (which such Investor shall file with the SEC when and as the same is due), the execution and delivery of this Agreement by such Investor and the performance by such Investor of its obligations under this Agreement: (i) does not violate any provision of the Constituent Documents of such Investor; and (ii)(A) does not conflict with or violate any applicable Law of any Governmental Authority having jurisdiction over the Investor or any part of the properties or assets of the Investor, (B) does not require the Consent of any Person under, violate, result in the termination or acceleration of or of any right under, give rise to or modify

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any right or obligation under (whether or not in combination with any other event or circumstance), or conflict with, breach or constitute a default under (in each case with or without notice, the passage of time or both), any Contract to which such Investor is a party or by which any of its properties or assets is bound, (C) does not result in the creation or imposition of any Lien on any part of the properties or assets of such Investor, (D) does not violate any Order binding on such Investor or any part of its properties or assets, and (E) does not otherwise require any Governmental Approvals or any Third Party Consents.

ARTICLE III
BOARD OF DIRECTORS

        Section 3.1    Board of Directors.

          (a)    Size of the Board.    Effective as of the Closing, the Company shall increase the size of the Board by two (2) Directors so that upon such increase the Board shall consist of eleven (11) Directors. Each Investor agrees to take, or cause to be taken, all other Necessary Action, to ensure that (x) the number of Directors constituting the Board shall be set and remain at eleven (11) Directors and (y) each directorship shall be subject to reelection at each annual meeting of the Company's Stockholders (i.e., the Board will not be "classified" or "staggered").

          (b)    Board Composition.    Subject to Section 3.1(d) and Section 3.1(k) below, (1) the Board shall nominate or cause to be nominated, and shall recommend for election, individuals to serve as Directors in accordance with the designations in this Section 3.1(b) and (2) each Investor agrees to take, or cause to be taken, all Necessary Action, to ensure that at each annual or special meeting of stockholders at which an election of Directors is held or pursuant to any written consent of the stockholders, in each case that includes as a matter to be acted upon by the stockholders the election of directors (including, without limitation, the filling of a vacancy existing on the Board), such persons shall be elected to the Board:

          (i)  three (3) Directors designated by Bounty (initially such Directors shall be Andrew Intrater, Jason Epstein and Paul Lipari);

         (ii)  three (3) Directors designated by CIFC Parent (initially such Directors shall be Michael R. Eisenson, Samuel P. Bartlett and Tim R. Palmer);

        (iii)  the Company's then serving Chief Executive Officer, who shall initially be Peter Gleysteen (the "CEO Director");

        (iv)  three (3) Independent Directors designated by the Nominating Committee; provided, that the initial Independent Directors to take office upon completion of the Merger shall be [            ], [            ] and [            ], each of whom has been designated jointly by the Investors and approved by the Special Committee of the Board; and

         (v)  for so long as he remains an employee of the Company or any of its Subsidiaries, Jonathan Trutter; provided, that, following the death, disability, retirement, resignation or other removal of Mr. Trutter from the Board (including in connection with the termination of his employment with the Company and its Subsidiaries), the director designated pursuant to this Section 3.1(b)(v) shall be an Independent Director designated by the Nominating Committee.

          (c)    Removal; Vacancy.

          (i)  Except as provided in Section 3.1(d) or as required by applicable Law, no Director designated pursuant to Section 3.1(b) above may be removed from office unless (A) in the case of a Director designated by Bounty pursuant to Section 3.1(b)(i), such removal is directed or approved by Bounty, (B) in the case of a Director designated by CIFC Parent pursuant to Section 3.1(b)(ii), such removal is directed or approved by CIFC Parent, (C) in the case of an Independent Director designated pursuant

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to Section 3.1(b)(iv) or Section 3.1(b)(v), such removal is directed or approved by the Nominating Committee, (D) in the case of the CEO Director, pursuant to Section 3.1(c)(iii) and (E) in the case of Jonathan Trutter, pursuant to Section 3.1(c)(iii) or if such removal is directed or approved by a majority of the Board. Each Investor shall vote its Investor Shares and take, or shall cause to be taken, all other Necessary Action to effect any removal contemplated by this Section 3.1(c), subject, (x) in the case of a removal pursuant to clause (C) of this Section 3.1(c)(i), to the prior approval of the Nominating Committee and, (y) in the case of a removal pursuant to clause (E) of this Section 3.1(c)(i), to the prior approval of a majority of the Board.

         (ii)  Except as provided in Section 3.1(d), (A) upon the death, disability, retirement, resignation or other removal of a Director designated by Bounty pursuant to Section 3.1(b)(i) above, the Board shall appoint as a Director to fill the vacancy so created an individual designated by Bounty, (B) upon the death, disability, retirement, resignation or other removal of a Director designated by CIFC Parent pursuant to Section 3.1(b)(ii) above, the Board shall appoint as a Director to fill the vacancy so created an individual designated by CIFC Parent and (C) upon the death, disability, retirement, resignation or other removal of an Independent Director designated by the Nominating Committee pursuant to Section 3.1(b)(iv) or Section 3.1(b)(v) above or Jonathan Trutter, the Board shall appoint as a Director to fill the vacancy so created an individual designated by the Nominating Committee.

        (iii)  If for any reason (A) the CEO Director shall cease to serve as the Chief Executive Officer of the Company, the Company shall seek to obtain the immediate resignation of the CEO Director as a Director of the Company contemporaneously with such CEO Director's termination of service to the Company as its Chief Executive Officer or (B) Jonathan Trutter shall cease to be an employee of the Company or one of its Subsidiaries, the Company shall seek to obtain the immediate resignation of Mr. Trutter as a Director of the Company contemporaneously with the termination of his service to the Company as an employee. In the event such resignation is not effective within ten (10) days of such termination of service, the Company shall call a special meeting of stockholders or seek the written consents of stockholders, in each case to approve or consent to the removal of the CEO Director or Mr. Trutter, as the case may be (to the extent permitted by Law and the Company's Constituent Documents). In connection with any such meeting or written consent, each of the Investors shall vote their respective Investor Shares (A) to remove the former Chief Executive Officer or Mr. Trutter, as the case may be, from the Board if such individual has not previously resigned as a Director (to the extent permitted by Law and the Company's Constituent Documents) and (B)(1) in the case of the CEO Director, to elect such person's replacement as Chief Executive Officer of the Company (if any) as the new CEO Director and (2) in the case of Mr. Trutter, to elect an Independent Director designated by the Nominating Committee. Any employment agreement between the Company and the Chief Executive Officer of the Company shall contain a requirement that the Chief Executive Officer of the Company resign as the CEO Director contemporaneous with termination of his service as the Chief Executive Officer of the Company. Notwithstanding anything to the contrary in the foregoing, an individual who formerly served as the CEO Director and/or Chief Executive Officer of the Company and Mr. Trutter may be nominated, designated, and/or elected as a Director of the Company (other than the CEO Director) in accordance with Section 3.1(b) above.

          (d)    Loss of Investor's Right to Designate Director.

          (i)  If the Investor Shares Beneficially Owned by any Investor represent less than twenty-five percent (25%) but at least fifteen percent (15%) of the Outstanding Stock, the number of Directors that such Investor shall be entitled to designate pursuant to Section 3.1(b)(i) or Section 3.1(b)(ii) (as applicable) shall be reduced to two (2). If the Investor Shares Beneficially Owned by any Investor represent less than fifteen percent (15%) but at least five percent (5%) of the Outstanding Stock, the number of Directors that such Investor shall be entitled to designate pursuant to Section 3.1(b)(i) or Section 3.1(b)(ii) (as applicable) shall be reduced to one (1). For the avoidance of doubt, (A) if any Investor ceases to Beneficially Own Investor Shares representing at least five percent (5%) of the

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Outstanding Stock, such Investor shall not be entitled to designate any Director pursuant to Section 3.1(b)(i) or Section 3.1(b)(ii) and (B) except as provided in Section 3.1(d)(iii) below, once any Investor loses its right to designate any Director pursuant to this Section 3.1(d)(i), such Investor shall not be entitled to regain its right to designate such Director, even if such Investor subsequently Beneficially Owns a number of Investor Shares in excess of the applicable threshold.

         (ii)  To the extent that an Investor ceases to have the right to designate a Director pursuant to Section 3.1(d)(i), if requested by a majority of the Directors then serving on the Board (other than any Director designated by such Investor), such Investor shall promptly take all Necessary Action to cause the resignation of that number of Investor-designated Directors as is required to cause the remaining number of Investor-designated Directors to conform to Section 3.1(d)(i); provided, that such Investor shall not be required to cause any Investor-designated Director(s) to resign in accordance with this Section 3.1(d)(ii) as a result of a dilution of the Investor Shares (other than dilution resulting from the issuance of New Shares) unless and until the Company complies with procedures in Section 3.1(d)(iii) below. Promptly following any such resignation in accordance with this Section 3.1(d)(ii), (A) if immediately following such resignation the number of Directors serving on the Board is eight (8) or more, the Investors shall take, or cause to be taken, all Necessary Action to reduce the size of the Board by the number of Directors who have so resigned, and (B) if immediately following such resignation the number of Directors serving on the Board is less than eight (8), if and only if requested by a majority of the Independent Directors then serving on the Board, the Investors shall take, or cause to be taken, all Necessary Action to reduce the size of the Board by the number of Directors who have so resigned.

        (iii)  Notwithstanding anything in Section 3.1(d)(i) or Section 3.1(d)(ii) to the contrary, if the Investor Shares Beneficially Owned by any Investor represent a percentage of Outstanding Stock that is less than the applicable minimum percentage specified in Section 3.1(d)(i) as a result of dilution of the Investor Shares, other than dilution resulting from the issuance of New Shares, the Company shall deliver a written notice to the Investors of such dilution event (the "Dilution Notice"). If (A) within twenty (20) days following receipt of the Dilution Notice, such Investor gives the Company a written notice of its intention to acquire, directly or indirectly through its Affiliates, an amount of Common Stock, Other Capital Stock or, in the case of the Bounty Holders, Convertible Notes, such that immediately following such acquisition such Investor's Investor Shares represent a percentage of Outstanding Stock equal to the applicable minimum percentage of Outstanding Stock specified in Section 3.1(d)(i), as applicable (a "Cure Purchase") within ninety (90) days of the Company's receipt of the Dilution Notice (the "Cure Period") and (B) the Cure Purchase is consummated during the Cure Period, then such Investor shall not be required to cause any Director(s) designated by such Investor to resign in accordance with Section 3.1(d)(ii).

        (e)    Eligible Investor Shares.    For the purpose of determining the number of Directors each Investor shall be entitled to designate for nomination pursuant to this Section 3.1 at a stockholder meeting, the Investor Shares Beneficially Owned by such Investor shall be calculated as of the close of business on the last Trading Day of the month immediately prior to the date on which the Nominating Committee designates the Independent Director nominees for election at the relevant stockholder meeting.

        (f)    Company Solicitation.    The Company shall cause each individual designated in accordance with Section 3.1(b) to be included in the Board's "slate" of nominees for the applicable meeting of stockholders and shall use commercially reasonable best efforts to solicit from its stockholders eligible to vote for the election of Directors proxies (i) in favor of the election of such individuals and (ii) against removal of each such individual (to the extent such individual is serving as a Director).

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        (g)    Compensation and Benefits.    Until the first annual meeting of stockholders of the Company for the election of Directors held after the first anniversary of this Agreement, the Investor-designated Directors shall receive no compensation or benefits, other than reimbursement for travel, lodging and related expenses incurred in connection with meetings of the Board or any committee thereof, or otherwise in service as a Director or member of the boards of directors of the Company or any of its Subsidiaries in accordance with the Company's policies applicable to the other outside directors. Thereafter, the compensation and benefits of all Directors shall be determined with the approval of a majority of the Board and a majority of Independent Directors.

        (h)    Indemnification.    Notwithstanding anything to the contrary in Section 3.1(g), the Company shall to the maximum extent permitted under applicable Law, indemnify and provide for the advancement of expenses to each Director designated by the Investors, from and against any and all losses which may be imposed on, incurred by, or asserted against such Director in any way relating to or arising out of, or alleged to relate to or arise out of, the Director's service in that capacity pursuant to the Company's Constituent Documents and an indemnification agreement in the form heretofore provided to the Investors.

        (i)    Insurance.    The Directors designated by the Investors shall be covered by the directors' and officers' liability insurance and fiduciary liability insurance carried by the Company in an amount reasonably acceptable to the Investors.

        (j)    No Liability for Election of Recommended Directors.    No Investor, nor any Affiliate of any Investor, shall have any liability as a result of designating an individual for election as a Director for any act or omission by such designated individual in his or her capacity as a Director of the Company, nor shall any Investor have any liability as a result of voting for any such designee in accordance with the provisions of this Agreement.

        (k)    Designating Directors.    Any Person designated as a Director pursuant to Section 3.1(b) by Bounty, CIFC Parent, or the Nominating Committee shall be subject to satisfaction of the requirements of applicable Law and corporate governance policies adopted by the Board.

        Section 3.2    Restrictions on Transfer.

        (a)   In the event that any Investor entertains a bona fide offer to purchase all or any portion of the Convertible Notes held by such Investor (a "Note Offer") from any Third Party (a "Buyer"), such Investor (a "Transferring Noteholder") may Transfer such Convertible Notes only pursuant to and in accordance with the following provisions of this Section 3.2(a).

          (i)  The Transferring Noteholder shall cause the Note Offer and all of the terms thereof to be reduced to writing and shall promptly notify the other Investor (the "ROFR Investor") of such Transferring Noteholder's desire to effect the Note Offer and otherwise comply with the provisions of this Section 3.2(a) (such notice, the "ROFR Notice"). The Transferring Noteholder's ROFR Notice shall constitute an irrevocable offer to sell all but not less than all of the Convertible Notes that are the subject of the Note Offer (the "ROFR Notes") to the ROFR Investor at a purchase price equal to the price contemplated by, and on the same terms and conditions of, the Note Offer. The ROFR Notice shall be accompanied by a true copy of the Note Offer (which shall identify the Buyer and all relevant information in connection therewith).

         (ii)  At any time within fifteen (15) days after receipt by the ROFR Investor of the ROFR Notice (the "ROFR Period"), the ROFR Investor (or any of its Affiliates) may elect to accept the offer to purchase with respect to all but not less than all of the ROFR Notes and shall give written notice of such election (the "ROFR Acceptance Notice") to the Transferring Noteholder within the ROFR Period. The ROFR Acceptance Notice shall constitute a valid, legally binding and enforceable agreement for the sale and purchase of the ROFR Notes.

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        (iii)  In the event that the ROFR Investor does not elect (together with its Affiliates) to purchase all of the ROFR Notes pursuant to Section 3.2(a)(ii), during the sixty (60)-day period following the expiration of the ROFR Period the Transferring Noteholder may sell all of the ROFR Notes to the Buyer on the terms and conditions set forth in the Note Offer; provided, that, as a condition to the consummation of such Transfer, the Buyer executes and delivers to the Company and each Investor (other than the Investor effecting such Transfer) an agreement assuming the obligations of an Investor set forth in this Agreement in form and substance reasonably satisfactory to the Company and each such Investor. If the Transferring Noteholder does not consummate the Transfer of the ROFR Notes to the Buyer in accordance with this Section 3.2(a)(iii) within such sixty (60)-day period, then the Note Offer shall be deemed to lapse and any Transfer pursuant to such Note Offer shall be in violation of the provisions of this Section 3.2(a) unless the Transferring Noteholder sends a new ROFR Notice and once again complies with the provisions of this Section 3.2(a) with respect to such Note Offer.

        (b)   In the event that any Investor proposes to Transfer, in one or more transactions, all or any portion of such Investor's Investor Shares (excluding the Convertible Notes), such Investor (the "Transferring Investor") shall first offer such Investor Shares (the "Offered Shares") to the other Investor (the "Offeree Investor") in accordance with this Section 3.2(b); provided, that in no event shall a Transferring Investor be required to offer the Offered Shares to the Offeree Investor if such Offered Shares (together with all other Investor Shares Transferred by such Investor in the preceding twelve (12)-month period) constitute less than the lesser of (x) 4.99% of the Outstanding Stock and (y) ten percent (10%) of the Investor Shares held by such Investor immediately prior to any such Transfer.

          (i)  The Transferring Investor shall provide written notice to the other Investor of such Transferring Investor's desire to Transfer the Offered Shares, specifying in reasonable detail the terms and conditions as to such Transfer (including, without limitation, the number of Offered Shares and the purchase price therefor) (such notice, the "Offer Notice"). The Offer Notice shall constitute an irrevocable offer to sell all but not less than all of the Offered Shares to the other Investor on the terms and conditions set forth in the Offer Notice.

         (ii)  At any time within thirty (30) days after receipt by the Offeree Investor of the Offer Notice (the "Option Period"), the Offeree Investor (or any of its Affiliates) may elect to accept the offer to purchase with respect to all but not less than all of the Offered Shares and shall give written notice of such election (the "Acceptance Notice") to the Transferring Investor within the Option Period. The Acceptance Notice shall constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Offered Shares.

        (iii)  In the event that the Offeree Investor does not elect (together with its Affiliates) to purchase all of the Offered Shares pursuant to Section 3.2(b)(ii), during the one hundred twenty (120)-day period following the expiration of the Option Period the Transferring Investor may sell all or any portion of the Offered Shares to one or more Third Parties at a price not less than ninety-five percent (95%) of the price specified in the Offer Notice and otherwise on the terms and conditions set forth in the Offer Notice; provided, that, if following such Transfer (and any related or contemporaneous acquisition of Beneficial Ownership by such Third Party of any shares of Common Stock, Other Capital Stock or Convertible Notes), any such Third Party will Beneficially Own five percent (5%) or more of the Outstanding Stock, such Third Party shall (A) be reasonably acceptable to the Offeree Investor and (B) comply with Section 3.2(c) below. If the Transferring Investor does not consummate the Transfer of any of the Offered Shares in accordance with this Section 3.2(b)(iii) within such one hundred twenty (120)-day period, then the Transferring Investor may not Transfer such Offered Shares unless it sends a new Offer Notice and once again complies with the provisions of this Section 3.2(b) with respect to such Offered Shares.

        (c)   No Investor shall Transfer any Investor Shares to any Third Party unless (i) upon consummation of such Transfer and any related or contemporaneous acquisition of Beneficial

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Ownership by such Third Party of any shares of Common Stock, Other Capital Stock or Convertible Notes, such Third Party Beneficially Owns less than five percent (5%) of the Outstanding Stock or (ii) as a condition to the consummation of such Transfer, such Third Party executes and delivers to the Company and each Investor (other than the Investor effecting such Transfer) an agreement assuming the obligations of an Investor set forth in this Agreement in form and substance reasonably satisfactory to the Company and each such Investor; provided, that, it is agreed and acknowledged that the rights of each Investor set forth in Section 3.1 of this Agreement are personal to such Investor and no Investor shall Transfer, delegate or assign, whether in connection with any sale of any Investor Shares or otherwise, any right of such Investor under Section 3.1 of this Agreement to another Investor or to any Third Party. Except as set forth in the preceding sentence, all other rights of each Investor set forth in this Agreement may be Transferred to the Third Party to which the Investor Shares are being Transferred.

        (d)   Notwithstanding anything herein to the contrary the restrictions on transfer in this Section 3.2 shall not apply to any Transfer by an Investor to its Affiliates; provided that such Affiliate executes and delivers to the Company and each Investor (other than the Investor effecting such Transfer) an agreement assuming the obligations of an Investor set forth in this Agreement in form and substance reasonably satisfactory to the Company and each such Investor.

        (e)   Any purported Transfer, delegation or assignment not in conformity with this Section 3.2 shall be null and void ab initio.

        Section 3.3    Majority Voting Provision.    Except as otherwise agreed to in writing by the Requisite Investors or as required by Law, the Company shall (and each Investor shall take, or cause to be taken, all other Necessary Action, to) ensure that each directorship shall be elected by a plurality of the votes cast.

        Section 3.4    Controlled Company Exemption.

        (a)   Each Investor shall take all Necessary Action for the Company to be treated as a "controlled company" as defined by Rule 5615(c) of the NASDAQ Marketplace Rules and make all necessary filings and disclosures associated with such status; provided, that nothing in this Section 3.4 shall be deemed to prohibit any Transfer of Shares effected in compliance with Section 3.2. Without limitation of the foregoing, within ten (10) days after the Closing, each Investor shall file a Schedule 13D (or an amendment to any previously filed Schedule 13D by such Investor) reporting that such Investor is part of a "group" (as contemplated by Exchange Act Rule 13d-5(b)), the members of which include all Investors. If, at any time, the Company ceases to qualify as a "controlled company" under NASDAQ Marketplace Rules, the Investors shall take, or cause to be taken, all Necessary Action to cause a sufficient number of their designees (including Directors designated pursuant to Section 3.1(b)(iv)) to qualify as Independent Directors to ensure that the Board complies with applicable NASDAQ Marketplace Rules regarding the independence of the Board within the time periods specified under Rule 5615(c)(3) of the NASDAQ Marketplace Rules.

        (b)   For so long as the Company qualifies as a "controlled company" as defined by Rule 5615(c) of the NASDAQ Marketplace Rules, the Company will elect to be a "controlled company" for purposes of such applicable listing standards, and will disclose in its annual meeting proxy statement that it is a "controlled company" and the basis for that determination.

        Section 3.5    Covenants.

        (a)   The Company shall not, and shall not permit any Subsidiary of the Company to, without first having provided written notice of such proposed action to each Investor and having obtained the approval of a majority of the Independent Directors (whether at a meeting of the Board or any committee thereof, or in writing), enter into or commit to enter into any Contract, arrangement or understanding between (x) the Company and its direct or indirect Subsidiaries, on the one hand, and

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(y) any Investor, any Affiliate of an Investor or any related person within the meaning of Item 404 of Regulation S-K promulgated under the Exchange Act, on the other hand, in each case, other than (i) transactions that do not constitute a transaction with a related person within the meaning of Item 404 of Regulation S-K promulgated under the Exchange Act (treating each Investor and each of its Affiliates as a related person for such purposes) and (ii) this Agreement, the Merger Agreement, the Registration Rights Agreement, the Convertible Notes and the Management Agreements, and the transactions contemplated by each of the foregoing Contracts (each as in effect on the date hereof, without giving effect to any amendment or modification thereto, or waiver thereunder, unless such amendment, modification or waiver was approved by a majority of the Independent Directors then serving on the Board pursuant to this Section 3.5(a));

        (b)   During the period beginning on the date of this Agreement and ending on the earlier of (X) the third (3rd) anniversary hereof and (Y) the date on which the Investors, collectively, Beneficially Own Investor Shares representing less than thirty-five percent (35%) of the Outstanding Stock, the Company shall not, and shall not permit any Subsidiary of the Company to, without first having provided written notice of such proposed action to each Investor and having obtained the prior written consent of the Requisite Investors:

          (i)  (A) acquire or dispose of any corporation, entity, division or other business concern having a value in excess of $10,000,000 in a single transaction or series of related transactions, whether by acquisition or disposition of assets or capital stock, merger, consolidation or otherwise, and whether in consideration of the payment of cash, the issuance of capital stock or otherwise or (B) dissolve, liquidate or engage in any recapitalization or reorganization of the Company or any of its material Subsidiaries or the filing for bankruptcy by the Company or any of its Subsidiaries;

         (ii)  replace Peter Gleysteen, or any successor thereto, as the Chief Executive Officer of the Company or maintain the Company's headquarters outside of New York, New York;

        (iii)  issue any New Shares or issue any Equity Interests in a registration under the Securities Act, whether or not in an underwritten public offering, other than (X) registrations pursuant to the Registration Rights Agreement or (Y) the issuance of Equity Interests as consideration in the acquisition of any Person, whether by acquisition of assets or capital stock, merger, consolidation or otherwise, representing immediately following the issuance thereof less than five percent (5%) of the Outstanding Stock; or

        (iv)  incur, assume or guarantee any indebtedness for borrowed money (including pursuant to debt securities issued in registered public offering), except for (A) indebtedness incurred in the ordinary course of business not in excess of $20,000,000 in the aggregate and (B) repurchase obligations pursuant to the Company's investments in residential mortgage-backed securities, provided that such repurchase obligations do not exceed $275,000,000 or such other amount as is established by the Board from time to time.

        (c)    CMA Requirements:

          (i)  CIFC Parent hereby represents and warrants that, on the date hereof, CIFC Parent holds, directly or indirectly, beneficial ownership (within the meaning of the applicable CMA Requirement) of a sufficient number of Equity Interests or other securities of each CIFC CLO Issuer necessary to satisfy the minimum ownership requirements for CIFC and its Affiliates under the CMA Requirement relating to such CIFC CLO Issuer.

         (ii)  Unless the Company elects, in its sole discretion, to obtain the prior written consent of the applicable CIFC CLO Issuer and such consent is actually obtained, CIFC Parent covenants that:

        (A)  CIFC Parent shall not Transfer any Equity Interest or other security of such CIFC CLO Issuer to any Person other than the Company or one of its Subsidiaries unless, following such Transfer, CIFC

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Parent continues to hold, directly or indirectly, beneficial ownership (within the meaning of the applicable CMA Requirement) of a sufficient number of Equity Interests or other securities of such CIFC CLO Issuer necessary to satisfy the minimum ownership requirements for CIFC and its Affiliates under the CMA Requirement relating to such CIFC CLO Issuer;

        (B)  CIFC Parent shall use commercially reasonable efforts and take all other Necessary Action to remain, and not take any action that would cause it to no longer be, an "affiliate" of CIFC (as such term is used in the applicable CIFC CLO Management Agreement and CMA Requirement);

        (C)  CIFC Parent shall have, appoint, elect and cause to be appointed and elected, and take all other Necessary Action to action and elect, the Chief Executive Officer of the Company shall be the Chief Executive Officer of CIFC Parent; and

        (D)  (1) each Director designated by CIFC Parent pursuant to Section 3.1(b)(ii) shall also be a member of the board of directors or equivalent governing body of CIFC Parent and (2) the Chief Executive Officer and the board of directors or equivalent governing body of CIFC Parent shall, collectively, have the power to manage the business and affairs of CIFC Parent.

        (iii)  Notwithstanding anything to the contrary in Section 5.1, the covenants set forth in this Section 3.5(c) shall only terminate as to a CIFC CLO Issuer and the related CIFC CLO Management Agreement upon the earliest of (w) the Transfer of Equity Interests or other securities of such CIFC CLO Issuer to the Company or one of its Subsidiaries necessary to satisfy the CMA Requirement of the applicable CIFC CLO Issuer, (x) such time as CIFC ceases to be the "Collateral Manager" under such CIFC CLO Management Agreement, other than as a result of a breach of this Section 3.5(c), (y) the termination of such CIFC CLO Management Agreement, other than as a result of a breach of this Section 3.5(c) and (z) the amendment of such CIFC CLO Management Agreement to remove the applicable CMA Requirement.

        (iv)  In the event that the Company or any of its Subsidiaries, in the Company's sole discretion, seeks the consent of the same Persons as are required to amend the applicable CMA Requirement to any amendment of any CIFC CLO Management Agreement, the Company shall use reasonable good faith efforts to obtain the consent of such Persons to remove the applicable CMA Requirement of such CIFC CLO Management Agreement.

         (v)  The calculation of any loss or damages incurred by the Company upon, attributable to or resulting from any breach by CIFC Parent of its obligations under this Section 3.5(c) or any event, occurrence or circumstance resulting in the statement in Section 3.5(c)(ii)(D) ceasing to be true and correct in any respect shall include the loss of management fees resulting from the removal of the Company and its Subsidiaries as the manager under each CIFC CLO Management Agreement. CIFC Parent hereby agrees and acknowledges that it shall be deemed a breach of CIFC Parent's covenant set forth in Section 3.5(c)(ii)(D) if the statements set forth therein cease to be true and correct in any respect.

        (vi)  Notwithstanding anything to the contrary in Section 5.1 and Section 5.12, the provisions of this Section 3.5(c) may not be terminated, amended or modified unless such termination, amendment or modification is approved by not less than a majority of the Independent Directors then serving on the Board and Bounty, for so long as it remains party to this Agreement.

        Section 3.6    Committee Membership.

        (a)   The Board shall establish and maintain:

          (i)  a compensation committee, which shall include at least one (1) Independent Director;

         (ii)  a Nominating Committee which shall be comprised of three (3) Directors, including (A) one (1) Director designated by Bounty so long as Bounty has the right to designate at least two

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(2) Directors to the Board pursuant to Section 3.1, (B) one (1) director designated by CIFC Parent so long as CIFC Parent has the right to designate at least two (2) Directors to the Board pursuant to Section 3.1, and (C) the remainder of the Directors shall be Independent Directors designated to the Nominating Committee by approval of a majority of the Board; and

        (iii)  to the extent required by applicable Law, an audit committee, which shall have at least three (3) members and be comprised entirely of Independent Directors who meet the independence requirements for audit committee members promulgated by NASDAQ and the SEC (including Rule 5605(c)(2) of the NASDAQ Marketplace Rules and Rule 10A-3(b)(1) under the Exchange Act). The Nominating Committee shall take, or cause to be taken, all Necessary Action to cause a sufficient number of the Independent Directors designated pursuant to Section 3.1(b)(iv) and Section 3.1(b)(v) (except Jonathan Trutter) to meet the independence requirements for audit committee members promulgated by NASDAQ and the SEC (including Rule 5605(c)(2) of the NASDAQ Marketplace Rules and Rule 10A-3(b)(1) under the Exchange Act).

        (b)   The initial members of the Nominating Committee shall be [                ], [                ] and [                ] .

        (c)   The Board shall not establish or maintain any other committees without the prior written consent of the Requisite Investors. Without limitation of the foregoing, the strategic committee of the Board shall be dissolved on or prior to the date hereof and shall not be re-formed without the prior written consent of the Requisite Investors.

        Section 3.7    Board Observers.    In addition to the rights of the Investors in Section 3.1, each Investor (for so long as the Investor Shares held by such Investor represent at least fifteen percent (15%) of the Outstanding Stock) shall be entitled to designate one observer to attend (but not vote) at all meetings of the Board and each committee of the Board; provided, that notwithstanding anything herein to the contrary, the Board or such committee may exclude any such observer from access to any material or meeting or portion thereof if (a) the Board or such committee (as applicable) determines in good faith that (i) upon advice of counsel, such exclusion is reasonably necessary to preserve the attorney-client privilege, (ii) such exclusion is reasonably necessary to protect highly confidential proprietary information of the Company or (iii) such exclusion is required under the Company's Corporate Governance Guidelines or applicable Law or (b) such observer has not entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company.

        Section 3.8    Preemptive Rights.

        (a)   Subject to Section 3.9, for so long as any Investor Beneficially Owns Investor Shares representing at least five percent (5%) of the Outstanding Stock, such Investor shall have, the right to purchase, in accordance with the procedures set forth herein, its pro rata portion, calculated based on the number of Investor Shares held by such Investor as a percentage of the Outstanding Stock prior to issuance of the New Shares (such Investor's "Pro Rata Portion") of any New Shares that the Company may, from time to time, propose to sell and issue (hereinafter referred to as the "Preemptive Right").

        (b)   In the event that the Company proposes to issue and sell New Shares, the Company shall notify each of the Investors in writing with respect to the proposed New Shares to be issued (the "New Shares Notice"). Each New Shares Notice shall set forth: (i) the number of New Shares proposed to be issued by the Company and the purchase price therefor; (ii) each Investor's Pro Rata Portion of such New Shares; and (iii) any other material term (including, if known, the expected date of consummation of the purchase and sale of the New Shares).

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        (c)   Each Investor (together with its Affiliates) shall be entitled to exercise its right to purchase New Shares by delivering an irrevocable written notice to the Company within fifteen (15) days from the date of receipt of any such New Shares Notice specifying the number of New Shares to be subscribed, which in any event can be no greater than such Investor's Pro Rata Portion of such New Shares at the price and on the terms and conditions specified in the New Shares Notice.

        (d)   If the Investors (together with their Affiliates) do not elect within the applicable notice period described above to exercise their Preemptive Rights with respect to any of the New Shares proposed to be sold by the Company, the Company shall have ninety (90) days after expiration of such notice period to sell such unsubscribed New Shares proposed to be sold by the Company, at a price and on terms no more favorable to the purchaser than those set forth in the New Shares Notice. If the Company does not consummate the sale of the unsubscribed New Shares in accordance with the terms of the New Shares Notice within such ninety (90)-day period, then the Company may not issue or sell such New Shares unless it sends a new New Shares Notice and once again complies with the provisions of this Section 3.8 with respect to such New Shares.

        (e)   Each Investor (together with its Affiliates) shall take up and pay for any New Shares that such Investor (together with its Affiliates) has elected to purchase pursuant to the Preemptive Right upon closing of the issuance of the New Shares, and shall have no right to acquire such New Shares if the issuance thereof shall not be consummated.

        Section 3.9    Standstill.

        (a)   Except as set forth in this Section 3.9(a), no Investor shall acquire Beneficial Ownership of shares of Common Stock or Other Capital Stock, or any security which is convertible into Common Stock or Other Capital Stock, except:

          (i)  if (A) such acquisition is pursuant to a tender offer or exchange offer for outstanding shares of Common Stock, or a merger pursuant to a merger agreement with the Company, made by the Investor or of any Affiliate thereof (the "Bidder") and in each case is either (1) approved by not less than a majority of the Independent Directors or (2) initiated by an Investor in response to a tender offer or exchange offer by a Third Party (such tender offer or exchange offer, an "Approved Offer," and such merger, an "Approved Merger"), and (B) in such Approved Offer, not less than a majority of the Subject Shares (as defined below) are tendered into such Approved Offer and not withdrawn prior to the final expiration of such Approved Offer, or in such Approved Merger, not less than a majority of the Subject Shares that are affirmatively voted (in person or by proxy) on the related merger proposal (and not withdrawn) are voted for (i.e., in favor) of such proposal;

         (ii)  acquisitions of Conversion Shares upon conversion of the Convertible Notes;

        (iii)  acquisitions of Common Stock issued (including pursuant to exercise of stock options granted) to any Director designated by such Investor in respect of such Director's service on the Board;

        (iv)  acquisitions of Common Stock pursuant to any stock split, stock dividend or the like effected by the Company;

         (v)  acquisitions that would not result in (A) such Investor Beneficially Owning a percentage of the then Outstanding Stock that is greater than such Investor's Cap Percentage or (B) all Investors Beneficially Owning a percentage of the then Outstanding Stock that is greater than the Aggregate Cap Percentage;

        (vi)  acquisitions pursuant to such Investor's right of first refusal under Section 3.2(a) or right of first offer under Section 3.2(b); and

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       (vii)  acquisitions approved by a majority of the Independent Directors then serving on the Board (including pursuant to any merger, acquisition or other transaction that is approved by a majority of the Independent Directors then serving on the Board).

  As used in this Section 3.9(a), "Subject Shares" means the then outstanding shares of Common Stock and Other Capital Stock not owned by the Bidder.

        (b)   All of the restrictions set forth in this Section 3.9 shall terminate in respect of an Investor upon the earlier to occur of:

          (i)  the entry by the Company into a definitive agreement with any Person (including the other Investor in accordance with the terms of this Agreement) providing for: (x) a recapitalization, merger, share exchange, business combination or similar extraordinary transaction as a result of which the Persons that Beneficially Own the voting securities of the Company (immediately prior to the consummation of such transaction) would cease to (immediately after consummation of such transaction) Beneficially Own voting securities entitling them to vote a majority or more of the Outstanding Stock in the elections of directors of the Company at any annual or special meeting (or, if the Company is not the surviving or resulting entity, the equivalent governing body of such surviving or resulting entity); (y) a sale of all or substantially all of the assets the Company (determined on a consolidated basis), in one transaction or series of related transactions; or (z) the acquisition (by purchase, merger or otherwise) by any Person (including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act) of Beneficial Ownership of voting securities of the Company entitling that Person to vote a majority of the Outstanding Stock (the transactions described in clauses (x), (y) and (z) of this subsection being each hereinafter referred to as a "Transaction Agreement"); and

         (ii)  such date as the Investor Shares Beneficially Owned by such Investor represent less than five percent (5%) of the Outstanding Stock (after giving effect to any Cure Purchase hereunder).

        (c)   Each Investor agrees that such Investor shall, as a condition precedent to any Transfer by such Investor to a Third Party of Investor Shares representing fifteen percent (15%) or more of the Outstanding Stock, require that such Third Party enter into a written agreement with the Company providing that such Third Party will agree to be bound by the terms of this Section 3.9. Any purported sale or transfer by the Investor without compliance of the obligation in the preceding sentence shall be null and void ab initio. For the avoidance of doubt, the requirements of this Section 3.9(c) shall apply to any Person acquiring Investor Shares representing fifteen percent (15%) or more of the Outstanding Stock even if following such Transfer such selling Investor would own Investor Shares representing less than five percent (5%) of the Outstanding Stock.

        (d)   Notwithstanding anything to the contrary in Section 5.1 and Section 5.12, the provisions of this Section 3.9 may not be terminated, amended or modified unless such termination, amendment or modification is approved by a majority of the Independent Directors then serving on the Board.

ARTICLE IV
NON SOLICITATION

        Section 4.1    Non Solicitation.

        (a)   Without the consent of the Board, for so long as any Investor holds Investor Shares representing at least five percent (5%) of the Outstanding Stock and for twelve (12) months thereafter (the "Tail Period"), such Investor and its Affiliates shall not, directly or indirectly:

          (i)  solicit for employment or any similar arrangement or hire any employee of the Company or any of its Affiliates; provided, however, that this Section 4.1 shall not prohibit the hiring of a person (A) whose employment has been terminated by the Company without any solicitation or

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encouragement by such Investor or any of its Affiliates more than six (6) months prior to the date of the solicitation or hiring of such person by such Investor or any of its Affiliates or (B) who responds to general solicitations of employment through advertisements or other means not targeted specifically to such employees; or

         (ii)  solicit, or attempt to solicit or induce, on behalf of any Person other than the Company or any of its Subsidiaries, any person or entity that is (or was during the one (1) year period prior to any solicitation by such Investor or its Affiliates) a Company Investor or Company Client or an investment advisor or collateral manager to any Company Investor or Company Client to (A) terminate, reduce or otherwise adversely modify its relationship with the Company or any of its Subsidiaries, or (B) to otherwise use the investment management services provided by a Person other than the Company or any of its Subsidiaries.

        (b)   After the Closing and so long as an Investor or any of its Affiliates owns (other than in a fiduciary capacity or subject to a similar duty or standard of care) any Equity Interests or debt securities issued by any, as applicable, Company CDO Issuer, CIFC CLO Issuer or CypressTree CLO Issuer and the Company or its Affiliates (or its successor if such successor is Affiliated with the Company) is the manager under the applicable Company CDO Management Agreement, CIFC CLO Management Agreement or CypressTree CLO Management Agreement, respectively, such Investor agrees (and agrees to cause its Affiliates) (i) not to vote such Equity Interests or debt securities in favor of the redemption of any securities issued by such Company CDO Issuer, CIFC CLO Issuer or CypressTree CLO Issuer under any indenture among the Company CDO Issuer Documents, CIFC CDO Issuer Documents or CypressTree CLO Issuer Documents, respectively, and (ii) not to vote in favor of removal of the Company or any of its Affiliates as the manager under such Company CDO Management Agreement, CIFC CLO Management Agreement or CypressTree CLO Management Agreement.

ARTICLE V
MISCELLANEOUS

        Section 5.1    Termination of Agreement.    This Agreement shall continue in effect until terminated by written agreement of the Company and the Requisite Investors; provided, that this Agreement shall terminate as to any Investor upon such time as the Investor Shares Beneficially Owned by such Investor represent less than five percent (5%) of the Outstanding Stock (after giving effect to any Cure Purchase hereunder); provided, further, that the obligations of each Investor pursuant to Section 4.1 shall survive the termination of this Agreement as to such Investor until the expiration of the Tail Period; provided, further, that the obligations of CIFC Parent pursuant to Section 3.5(c) shall survive the termination of this Agreement as to CIFC Parent until the expiration of such obligations in accordance with Section 3.5(c)(iii).

        Section 5.2    Expenses.    Except as otherwise expressly set forth herein and in the Merger Agreement, each party hereto shall pay its own costs and expenses (including all legal, accounting, broker, finder and investment banker fees) relating to this Agreement, the negotiations leading up to this Agreement and the transactions contemplated hereby.

        Section 5.3    Notices.    All notices, demands and other communications pertaining to this Agreement ("Notices") shall be in writing and addressed as follows:

  If to the Company:

  Deerfield Capital Corp.
  6250 North River Road
  Rosemont, IL 60018
  Attention: Robert Contreras

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  Facsimile: (773) 380-1695
  Email: rcontreras@DeerfieldCapital.com

  with copies to:

  Weil, Gotshal & Manges LLP
  767 Fifth Avenue
  New York, NY 10153
  Attention: Simeon Gold, Esq.
  Facsimile: (212) 310-8007
  E-mail: simeon.gold@weil.com

  If to Bounty:

  Bounty Investments, LLC
  c/o Columbus Nova
  900 Third Avenue, 19th Floor
  New York, NY 10022
  Attention: Paul Lipari
  Facsimile: (212) 308-6623

  with copies to:

  Latham & Watkins LLP
  885 Third Avenue
  New York, New York 10022
  Attention: James C. Gorton, Esq.
  Facsimile: (212) 751-4864

  If to CIFC Parent:

  CIFC Parent Holdings LLC
  250 Park Avenue, 5th Floor
  New York, NY 10177
  Attention: Peter Gleysteen
  Facsimile: (212) 624-1199
  E-mail: pgleysteen@cifc.com

  with copies to:

  Goodwin Procter LLP
  135 Commonwealth Drive
  Menlo Park, CA 94025
  Attention: Kevin M. Dennis, Esq.
  Facsimile: (650) 853-1038
  E-mail: kdennis@goodwinprocter.com

Notices shall be deemed given (a) on the first (1st) business day after being sent, prepaid, by nationally recognized overnight courier that issues a receipt or other confirmation of delivery, (b) upon machine generated acknowledgement of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a business day at the location of receipt and otherwise on the next following business day or (c) when sent, if sent by electronic mail before 5:00 p.m. on a business day at the location of receipt and otherwise the next following business day. Any party may change the address to which Notices under this Agreement are to be sent to it by giving written notice of a change of address in the manner provided in this Agreement for giving Notice.

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        Section 5.4    Governing Law.    EXCEPT TO THE EXTENT THAT THE LAWS OF THE STATE OF MARYLAND (OR DELAWARE FROM AND AFTER THE DATE THE COMPANY IS REINCORPORATED OR CONTINUED UNDER THE LAWS OF THE STATE OF DELAWARE) APPLICABLE TO THE ELECTION OR REMOVAL OF DIRECTORS ARE APPLICABLE, THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW RULES THAT WOULD APPLY THE LAWS OF ANY OTHER JURISDICTION.

        Section 5.5    Consent to Jurisdiction.    Each party to this Agreement, by its execution hereof, (a) hereby irrevocably consents and agrees that any action, suit or proceeding arising in connection with any disagreement, dispute, controversy or claim, in whole or in part, arising out of, related to, based upon or in connection with this Agreement or the subject matter hereof shall be brought only in the courts of the State Courts of the State of New York, New York County or the United States District Court located in the State of New York, New York County, (b) hereby waives to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any such action other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of forum non conveniens or otherwise. Each party hereby (i) consents to service of process in any such action in any manner permitted by New York law, (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 5.3, shall constitute good and valid service of process in any such action, and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

        Section 5.6    Specific Performance.    The parties to this Agreement each acknowledge that each party would not have an adequate remedy at law for money damages in the event that any of the covenants hereunder have not been performed in accordance with their terms, and therefore agree that each other party hereto shall be entitled to specific enforcement of the terms hereof and any other equitable remedy to which such Party may be entitled. Each of the Parties hereby waives (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief.

        Section 5.7    Waiver of Jury Trial.    The parties each hereby waive trial by jury in any judicial proceeding involving, directly or indirectly, any matters (whether sounding in tort, contract or otherwise) in any way arising out of, related to or connected with this Agreement or the transactions contemplated hereby.

        Section 5.8    Binding Effect; Persons Benefiting; Assignment.    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the other party

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hereto, this Agreement may not be assigned by either party hereto and any purported assignment made without such consent shall be null and void.

        Section 5.9    Counterparts.    This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed an original and each of which shall constitute one and the same instrument.

        Section 5.10    Entire Agreement.    This Agreement, including the Schedules, Exhibits, Annexes, certificates and lists referred to herein, any documents executed by the Parties simultaneously herewith or pursuant thereto constitute the entire understanding and agreement of the Parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the Parties with respect to such subject matter (including without limitation, the Original Agreement). Each of the Company and Bounty hereby agrees, approves and consents, by its signature hereto, that the Original Agreement be, and hereby is, amended and restated in its entirety to read as set forth herein.

        Section 5.11    Severability.    If any provision of this Agreement, or the application thereof to any Person or circumstance, is invalid or unenforceable in any jurisdiction, (a) a substitute and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable in such jurisdiction, the intent and purpose of their invalid or unenforceable provision; and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability of such provision affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        Section 5.12    Amendments and Waivers.    This Agreement may not be amended, altered or modified except by written instrument executed by each Investor and the Company and approved by a majority of the Independent Directors then serving on the Board (whether at a meeting of the Board or any committee thereof, or in writing); provided, however, that this Agreement may be amended without the consent of an Investor if the Investor Shares Beneficially Owned by such Investor represent less than five percent (5%) of the Outstanding Stock (after giving effect to any Cure Purchase hereunder), except that Section 3.5(c) and Section 4.1 may not be so amended in a manner that adversely affects such Investor without such Investor's consent. The failure by any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance. Any waiver made by any party hereto in connection with this Agreement shall not be valid unless agreed to in writing by such party.

        Section 5.13    Delays or Omissions.    No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement shall impair any such right, power, or remedy of such party, nor shall it be construed to be a waiver of or acquiescence to any breach or default, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

        Section 5.14    Mutual Drafting; Interpretation.    Each party hereto has participated in the drafting of this Agreement, which each such party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision.

[Remainder of Page Left Blank]

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        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

COMPANY:
DEERFIELD CAPITAL CORP.
By:
	Name:	Jonathan Trutter
	Title:	Chief Executive Officer
BOUNTY:
BOUNTY INVESTMENTS, LLC
By:
	Name:	Andrew Intrater
	Title:	Chief Executive Officer
CIFC PARENT:
CIFC PARENT HOLDINGS LLC
By:
	Name:	Peter Gleysteen
	Title:	Chief Executive Officer

Signature Page to Amended and Restated Stockholders Agreement

 Exhibit B

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

DEERFIELD CAPITAL CORP.

BOUNTY INVESTMENTS, LLC

AND

CIFC PARENT HOLDINGS LLC

Dated as of [                        ], 2011

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 AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

        THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of [                        ], 2011, by and among Deerfield Capital Corp., a Maryland corporation (the "Company"), Bounty Investments, LLC , a Delaware limited liability company (together with its successors and assigns, "Bounty"), and CIFC Parent Holdings LLC, a Delaware limited liability company (together with its successors and assigns, "CIFC Parent" and, together with Bounty, the "Investors").

        WHEREAS, the Company, Bulls I Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("First MergerSub"), Bulls II Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company ("Second MergerSub" and, together with First MergerSub, the "MergerSubs"), CIFC Parent and Commercial Industrial Finance Corp., a Delaware corporation and wholly-owned subsidiary of CIFC Parent ("CIFC"), are parties to the Agreement and Plan of Merger, dated as of December 21, 2010 (the "Merger Agreement"), pursuant to which on or about the date hereof (i) First MergerSub is merging with and into CIFC (the "First Step Merger"), with CIFC continuing as the surviving entity (the "Intermediate Surviving Entity"), (ii) the Intermediate Surviving Entity is next merging with and into Second MergerSub (the "Second Step Merger" and, together with the First Step Merger, the "Merger") and (iii) in connection with the Merger, the Company is issuing to CIFC Parent 9,090,909 shares (the "CIFC Shares") of the common stock of the Company, par value $.001 per share (the "Common Stock"), and making certain cash payments to CIFC Parent, all in accordance with the terms of the Merger Agreement;

        WHEREAS, pursuant to that certain Acquisition and Investment Agreement, dated as of March 22, 2010, among the Company, Bounty and Columbus Nova Credit Investment Management, LLC, a Delaware limited liability company (the "Acquisition Agreement"), the Company issued to Bounty 4,545,455 shares of Common Stock (the "Bounty Shares");

        WHEREAS, as of the date hereof, Bounty owns (i) the Bounty Shares and (ii) Senior Subordinated Convertible Notes in the original principal amount of twenty-five million dollars ($25,000,000) and due December 9, 2017 (the "Convertible Notes"), which are convertible into shares of Common Stock (the "Conversion Shares");

        WHEREAS, the Company and Bounty are parties to the Registration Rights Agreement, dated as of June 9, 2010 (the "Original Agreement");

        WHEREAS, the Investors are establishing certain terms and conditions concerning the corporate governance of the Company, the CIFC Shares and the Bounty Shares and related provisions concerning the relationship of the Investors with, and their investments in, the Company as provided in the Amended and Restated Stockholders Agreement, dated as of the date hereof (the "Stockholders Agreement");

        WHEREAS, the execution and delivery of this Agreement is a condition to the obligations of the Company, CIFC Parent and CIFC to consummate the Merger and the other transactions contemplated by the Merger Agreement; and

        WHEREAS, the Company and the Investors desire to amend and restate the Original Agreement and establish in this Agreement certain terms and conditions concerning the registration rights with respect to the CIFC Shares, the Bounty Shares and Conversion Shares and related provisions concerning the relationship of the Investors with, and their investments in, the Company from and after the Closing (as defined below).

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        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1.    Definitions.    As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

        "Affiliate" means, with respect to any Person, any other Person, directly or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

        "Automatic Shelf Registration Statement" means an "automatic shelf registration statement" as defined under Rule 405.

        "Business Day" means a day other than Saturday, Sunday or any other day on which banks located in New York, New York are authorized or obligated Law to close.

        "Closing" means the closing of the transactions contemplated in the Merger Agreement.

        "Commission" means the United States Securities and Exchange Commission or any successor entity thereto.

        "Demand Registration" has the meaning set forth in Section 2(a).

        "Demanding Holder" means the Holder requesting registration of Registrable Securities pursuant to Section 2(a).

        "Effective Date" means the time and date that the Registration Statement filed pursuant to Section 2(a)is first declared effective by the Commission or otherwise becomes effective.

        "Effectiveness Date" means, with respect to each Registration Statement that may be required pursuant to Section 2(a)) hereof: (i) if the Company is a WKSI at such time, the date such additional Registration Statement is filed; or (ii) if the Company is not a WKSI at such time, the earlier of: (x) the forty-fifth (45th) day following the written notice of demand therefor by the Demanding Holder and (y) the fifth (5th) Trading Day following the date on which the Company is notified by the Commission that such additional Registration Statement will not be reviewed or is no longer subject to further review and comments.

        "Effectiveness Period" has the meaning set forth in Section 2(a).

        "Electing Holder" means (a) with respect to any Demand Registration pursuant to Section 2(a), each Holder other than the Demanding Holder that requests to include Registrable Securities in such Demand Registration and (b) with respect to any Piggyback Registration pursuant to Section 3(a), each Holder that requests to include Registrable Securities in such Piggyback Registration.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Filing Date" means with respect to each Registration Statement that may be required pursuant to Section 2(a) hereof, (x) if the Company is then eligible to file a Registration Statement on Form S-3, the fifteenth (15th) day following the written notice of demand therefor by the Demanding Holder or (y) if the Company is not then eligible to file a Registration Statement on Form S-3, the thirtieth (30th) day following the written notice of demand therefor by the Demanding Holder, provided, however, that if the Filing Date falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Date shall be extended to the next Business Day on which the Commission is open for business.

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        "Freely Tradable" means, with respect to any security, a security that (i) is eligible to be sold by the Holder thereof without any volume or manner of sale restrictions under the Securities Act pursuant to Rule 144 or (ii) (A) if certificated, does not and is not required to bear legends restricting the transfer thereof and (B) if not certificated, does not and is not required to bear a restricted CUSIP number and/or is not and is not required to be held in a "restricted account" on behalf of a Holder by the Company's transfer agent.

        "Governmental Authority" means any foreign, federal, state or local governmental, judicial, legislative, regulatory or administrative agency, commission or authority, and any court, tribunal or arbitrator(s) of competent jurisdiction, including Self-Regulatory Organizations.

        "Holder" or "Holders" means the record holder or holders, as the case may be, from time to time of Convertible Notes and any Registrable Securities.

        "Indemnified Party" has the meaning set forth in Section 6(c).

        "Indemnifying Party" has the meaning set forth in Section 6(c).

        "Investor Shares" means the CIFC Shares, the Bounty Shares and any other shares of Common Stock held by CIFC Parent, Bounty or any other Investor.

        "Law" means any statute, code, Order, law, ordinance, rule, regulation or other requirement of any Governmental Authority (including, for the sake of clarity, common law).

        "Losses" has the meaning set forth in Section 6(a).

        "Order" means any judgment, order, injunction, stipulation, decree, writ, doctrine, ruling, assessment or arbitration award or similar order of any Governmental Authority.

        "Other Securities" has the meaning set forth in Section 2(d).

        "Person" means any individual, corporation, partnership, limited liability company, limited liability partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity.

        "Piggyback Notice" has the meaning set forth in Section 3(a).

        "Piggyback Registration" has the meaning set forth in Section 3(a)

        "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or known to the Company to be threatened.

        "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

        "Questionnaire" has the meaning set forth in Section 4(k).

        "Registrable Securities" means (i) the Investor Shares, (ii) the Conversion Shares issuable or issued upon the conversion of the Convertible Notes and (iii) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend, stock split, recapitalization or other distribution with respect to, or in exchange for, or in replacement of, the securities referenced in clauses (i) or (ii) above or this clause (iii); provided, however, that the term "Registrable Securities" shall exclude in all cases any securities (1) sold or exchanged by a Person

5

pursuant to an effective registration statement under the Act or in compliance with Rule 144, (2) that are Freely Tradable (it being understood that for purposes of determining eligibility for resale under this clause (2), solely with respect to clause (i) of the definition of Freely Tradable, no securities held by any Holder shall be considered Freely Tradable to the extent such Holder reasonably determines that it is an affiliate (as defined under Rule 144) of the Company) or (3) that shall have ceased to be outstanding.

        "Registration Default" has the meaning set forth in Section 2(b).

        "Registration Default Date" has the meaning set forth in Section 2(b).

        "Registration Default Period" has the meaning set forth in Section 2(b).

        "Registration Statement" means a registration statement in the form required to register the resale of the Registrable Securities, and including the Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

        "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

        "Rule 405" means Rule 405 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

        "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

        "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

        "Rule 433" means Rule 433 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Self-Regulatory Organization" means each national securities exchange in the United States of America or other commission, board, agency or body that is charged with the supervision or regulation of brokers, dealers, securities underwriting or trading, stock exchanges, commodities exchanges, insurance companies or agents, investment companies or investment advisers, or to the jurisdiction of which any party or any of their respective subsidiaries is otherwise subject.

        "Special Interest" has the meaning set forth in Section 2(b).

        "Super Majority Interest" means the holders of two-thirds (66 2/3%) of the Registrable Securities.

        "Suspension Period" has the meaning set forth in Section 2(a).

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        "Trading Day" means any day on which the Common Stock is traded on the Trading Market, or, if there is no Trading Market, any Business Day.

        "Trading Market" means the principal national securities exchange on which the Common Stock is listed.

        "WKSI" means a "well known seasoned issuer" as defined under Rule 405.

        Section 2.    Demand Registration and Piggyback Rights on Demand Registrations.

        (a)   Subject to Section 2(c), if at any time the Company receives a written request from Bounty or CIFC Parent that the Company register Registrable Securities under the Securities Act, the Company will prepare and file with the Commission, as promptly as reasonably practicable but not later than the applicable Filing Date, a Registration Statement covering the resale of all Registrable Securities that the Demanding Holder requests to be registered (each such registration, a "Demand Registration"); provided, that the Company shall not be required to register the Registrable Securities unless the Demanding Holder has requested to include in such Registration at least the lesser of (A) 1,000,000 shares of Common Stock and (B) if the Common Stock is then listed, the number of Registrable Securities having a fair market value (based on the closing price of the Common Stock quoted on the Trading Market immediately preceding the date the request is received by the Company) of $5,000,000. The Registration Statement (i) shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose) and, if the Company is a WKSI as of the Filing Date, shall be an Automatic Shelf Registration Statement and (ii) shall contain (except if otherwise requested by the Demanding Holder or required pursuant to written comments received from the Commission upon a review of such Registration Statement) the "Plan of Distribution" in substantially the form attached hereto as Annex A. The Company will use its commercially reasonable efforts to cause the Registration Statement to be declared effective or otherwise to become effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Date, and will use its commercially reasonable efforts to keep the Registration Statement continuously effective from the Effectiveness Date until the earliest to occur of (x) the date on which the Demanding Holder notifies the Company in writing that all Registrable Securities included in such Registration Statement have been sold in reliance thereon or that the offering for the sale thereof (or any unsold portion thereof) has been abandoned, and (y) thirty (30) days following the date that such Registration Statement was declared effective by the Commission (such period, the "Effectiveness Period"). The Company shall promptly notify all other Holders of any demand made by a Demanding Holder, and each such Holder who wishes to include all or a portion of such Holder's Registrable Securities in the Demand Registration shall so notify the Company within fifteen (15) days after the receipt by the Holder of the notice from the Company. Upon any such request, the Electing Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2(d). Neither the Company nor any other Person (other than the Demanding Holder and any Electing Holders) shall be entitled to include Other Securities in any Demand Registration without the prior written consent of the Demanding Holder. Notwithstanding anything to the contrary in this Agreement, upon notice to the Holders, without incurring or accruing any obligation to pay any Special Interest pursuant to (b), the Company may suspend the use or effectiveness of the Registration Statement, or delay the Filing Date, for up to thirty (30) consecutive days and up to ninety (90) days in the aggregate, in any 365-day period (a "Suspension Period") if the Board of Directors of the Company determines that there is a valid business purpose for extension, which valid business purpose shall include without limitation plans for a registered public offering, an acquisition or other proposed or pending corporate developments and similar events (it being agreed that the notice of the Extension Period need not state the reason therefor); provided that (1) a Suspension Period shall not prevent the Holders from requesting any Demand Registration or electing to participate in any Piggyback Registration under Section 3, (2) a Suspension Period shall not apply to Holders in any Piggyback Registration to the extent the Company

7

has waived the Suspension Period with respect to any registered offering of Other Securities for its own account or for the account of any other Person, which offering gives rise to such Piggyback Registration and (3) a Suspension Period may not be in effect, and may not commence, at any time during the period from and after the date that the Convertible Notes are redeemed pursuant to Section 4 of the Convertible Note Agreement through 5:00 p.m. New York City time on the date that is ten (10) consecutive Trading Days after the date of such redemption. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to such Registration Statement in connection with any sale or offer to sell Registrable Securities and not to sell any Registrable Securities pursuant thereto until such Holder has been advised in writing by the Company that the applicable Prospectus may be used or is effective (which notice the Company agrees to provide promptly following the lapse of the event or circumstance giving rise to such suspension). Each Holder shall keep confidential the fact of the delivery of the extension notice except as required by applicable Law. If the Company delays any Filing Date pursuant to a Suspension Period, then the Demanding Holder may withdraw the Demand Registration at any time prior to the filing of the Registration Statement by providing written notice to the Company.

        (b)   If, with respect to any Registration Statement required by this Section 2: (i) such Registration Statement is not filed on or prior to its Filing Date, (ii) such Registration Statement is not declared effective by the Commission or does not otherwise become effective on or prior to its required Effectiveness Date, (iii) the Company fails to file with the Commission a request for acceleration with Rule 461 promulgated under the Securities Act, within five (5) Trading Days of the date on which the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be reviewed or is not subject to further review, or (iv) after its Effective Date, such Registration Statement ceases for any reason to be effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the expiration of the Effectiveness Period (in each case, except as specifically permitted herein with respect to any applicable Suspension Period and subject to Section 2(d)) (any such failure or breach being referred to as a "Registration Default," and for purposes of clauses (i) or (ii) the date on which such Registration Default occurs, and for purposes of clause (iii) the date on which such five (5) Trading Day period is exceeded and for purposes of clause (iv) the date on which the Registration Statement ceases to be effective and available, being referred to as the "Registration Default Date" and each period from and including the Registration Default Date during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then, during the Registration Default Period, in addition to any other rights available to the Holders (including, without limitation, pursuant to Section 8(a)), the Company will pay a special payment (collectively, "Special Interest") to Holders (x) in respect of each Convertible Note convertible into Conversion Shares that, when issued, will constitute Registrable Securities (which, for the avoidance of doubt, shall be deemed to constitute Registrable Securities to the extent such Holder reasonably determines that it is, or upon conversion of such Convertible Notes would reasonably be expected to become, an affiliate (as defined under Rule 144) of the Company), in an amount equal to one percent (1.0%) per annum of the principal amount of such Convertible Note and, without duplication, (y) in respect of each Conversion Share issued upon conversion of the Convertible Notes and that is a Registrable Security, in an amount equal to one percent (1.0%) per annum of the quotient of one thousand dollars ($1,000) divided by the number of Conversion Shares issued upon conversion of such Convertible Notes; provided that (A) no Special Interest shall accrue or be payable in respect of the Investor Shares and (B) the obligation to pay Special Interest in respect of a Demand Registration may be waived with respect to all Registrable Securities covered thereby in the sole discretion of the applicable Demanding Holder. Special Interest shall accrue from the applicable Registration Default Date until all Registration Defaults have been cured and shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 following the applicable Registration Default Date to the record holder of the applicable security on the date that is fifteen

8

(15) days prior to such payment date, until paid in full. Special Interest payable in respect of any Registration Default Period shall be computed on the basis of a 360-day year consisting of twelve (12) thirty (30)-day months. Special Interest shall be payable only with respect to a single Registration Default at any given time, notwithstanding the fact that multiple Registration Defaults may have occurred and be continuing.

        (c)   The Company shall not be required to effect a Demand Registration of Registrable Securities pursuant to this Section 2 (x) at the request of Bounty if the Company has effected a total of two (2) Demand Registrations at the request of Bounty, or (y) at the request of CIFC Parent if the Company has effected a total of two (2) Demand Registrations at the request of CIFC Parent, in each case in accordance with the terms of this Section 2, and each Registration Statement filed upon such Demand Registration was declared or ordered effective by the Commission and was maintained effective by the Company throughout the Effectiveness Period as required by Section 2(a); provided further that, for the avoidance of doubt, any Demand Registration that is delayed or interrupted due to a Suspension Period, for which demand has been withdrawn in accordance with Section 2(a), or otherwise not maintained available to the Demanding Holder and Electing Holders (subject to Section 2(d)) at all times through the Effectiveness Period shall not constitute one (1) of the Demand Registrations to which such Demanding Holder is enititled under this Section 2(c).

        (d)   If the Demand Registration is an underwritten offering and if the managing underwriter or underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holder in writing that it is their good faith opinion that the total amount of Registrable Securities which the Demanding Holder desires to sell, taken together with all shares of Common Stock or other equity securities of the Company (such Common Stock and other equity securities (other than Registrable Securities) collectively, "Other Securities"), which the Company and any other Persons having rights to participate in such registration intend to include in such offering, exceeds the total number or aggregate dollar amount of such securities that can be sold without having an adverse effect on the price, timing, distribution method or successful offering of the Registrable Securities to be so included together with all Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the good faith opinion of such managing underwriter or underwriters can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows: (i) first, all Registrable Securities being sold by the Demanding Holder and Electing Holders, pro rata, based on the number of Registrable Securities that each such Holder has requested be included in such Demand Registration; (ii) second, all Other Securities being sold by the Company; and (iii) third, all Other Securities of any holders thereof requesting inclusion in such Demand Registration, pro rata, based on the number of Other Securities that each such Person has requested be included in such Demand Registration.

        (e)   Notwithstanding anything to the contrary herein, in no event shall the Company be required to file or cause to be declared effective a Registration Statement providing for the resale of Registrable Securities on a delayed or continuous basis pursuant to Rule 415 or otherwise for a period longer than thirty (30) days.

        Section 3.    Piggyback Rights on Company or Third Party Registrations.

        (a)   Subject to the terms and conditions of this Agreement, if at any time after the date hereof, the Company files a registration statement under the Securities Act with respect to an offering of Other Securities, whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms, (ii) filed solely in connection with any employee benefit or dividend reinvestment plan or (iii) filed pursuant to a Demand Registration in accordance with Section 2), then the Company shall use commercially reasonably efforts to give written notice of such filing to the Holders at least ten (10) Business Days before the anticipated filing date (or such later

9

date as it becomes commercially reasonable to provide such notice) (the "Piggyback Notice"). The Piggyback Notice and the contents thereof shall be kept confidential by the Holders and their respective Affiliates and representatives, and the Holders shall be responsible for breaches of confidentiality by their respective Affiliates and representatives. The Piggyback Notice shall offer the Holders the opportunity to include in such registration statement, subject to the terms and conditions of this Agreement, the number of Registrable Securities as they may reasonably request (a "Piggyback Registration"). Subject to the terms and conditions of this Agreement, the Company shall use its commercially reasonable efforts to include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received from the Holders written requests for inclusion therein within ten (10) Business Days following receipt of any Piggyback Notice by the Holders, which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Electing Holders and the intended method of distribution. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the Company may not commence or permit the commencement of any sale of Other Securities for its own account or the account of another Person that is not a Holder in a public offering to which this Section 3 applies unless the Holders shall have received the Piggyback Notice in respect to such public offering not less than ten (10) Business Days prior to the commencement of such sale of Other Securities. The Electing Holders shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time at least two (2) Business Days prior to the effective date of the registration statement relating to such Piggyback Registration. No Piggyback Registration shall count towards the number of demand registrations that any Holder is entitled to make pursuant to Section 2.

        (b)   If any Other Securities Registered in accordance with the procedures set forth in Section 3(a) are to be sold in an underwritten offering, (1) the Company or other Persons designated by the Company shall have the right to appoint the book-running, managing and other underwriter(s) for such offering in their discretion and (2) the Electing Holders shall be permitted to include all Registrable Securities requested to be included in such registration in such underwritten offering on the same terms and conditions as such Other Securities proposed by the Company or any third party to be included in such offering; provided, however, that if such offering involves an underwritten offering and the managing underwriter or underwriters of such underwritten offering advise the Company in writing that it is their good faith opinion that the total amount of Registrable Securities requested to be so included, together with all Other Securities that the Company and any other Persons having rights to participate in such registration intend to include in such offering, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, the timing or the method of distribution of the Registrable Securities to be so included together with all Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the good faith opinion of such managing underwriter or underwriters can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows: (x) to the extent such public offering is the result of a registration initiated by the Company, (i) first, all Other Securities being sold by the Company, (ii) second, the Registrable Securities as to which Registration has been requested by the Electing Holders, pro rata, based on the number of Registrable Securities beneficially owned by the Electing Holders, and (iii) third, all Other Securities of any holders thereof (other than the Company and the Electing Holders) requesting inclusion in such registration, pro rata, based on the number of Other Securities beneficially owned by each such holder of Other Securities or (y) to the extent such public offering is the result of a registration by any Persons (other than the Company or the Holders) exercising a contractual right to demand registration not included in this Agreement, (i) first, all Other Securities owned by such Persons exercising the contractual right, pro rata, based on the number of Other Securities beneficially owned by each such holder of Other Securities, (ii) second, the Registrable Securities as to which Registration has been requested by the Electing Holders, pro rata, based on the number of Registrable Securities beneficially owned by such

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Electing Holders, (iii) third, all Other Securities being sold by the Company, and (iv) fourth, all Other Securities requested to be included in such registration by other holders thereof (other than the Company and the Holders), pro rata, based on the number of Other Securities beneficially owned by each such holder of Other Securities.

        Section 4.    Registration Procedures.    The procedures to be followed by the Company and each selling Holder, and the respective rights and obligations of the Company and such Holders, with respect to the preparation, filing and effectiveness of a Registration Statement, and the distribution of Registrable Securities pursuant thereto, are as follows:

        (a)   The Company will, as promptly as practicable prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, (i) furnish to the Holders copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the reasonable review of such Holders and (ii) use its reasonable efforts to address in each such document when so filed with the Commission such comments as the Holders reasonably shall propose.

        (b)   The Company will use commercially reasonable efforts to: (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable Law with respect to the disposition of all Registrable Securities covered by such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as "selling stockholders" but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company.

        (c)   The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

        (d)   The Company will notify the Holders as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than three (3) Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as "selling stockholders" or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has been declared effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as "selling stockholders" or the Plan of Distribution; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of

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any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of (but not the nature or details concerning) any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (e)   The Company will use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment, or if any such order or suspension is made effective during any Suspension Period, as soon as reasonably practicable after the Suspension Period is over.

        (f)    During the Effectiveness Period, the Company will furnish to each Holder, without charge, at least one (1) conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those incorporated by reference) promptly after the filing of such documents with the Commission.

        (g)   The Company will promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request during the Effectiveness Period. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

        (h)   The Company will, prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the applicable state securities or Blue Sky Laws of those jurisdictions within the United States as any Holder reasonably requests in writing to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company will not be required to (i) qualify generally to do business or as a dealer in securities in any jurisdiction where it is not then so qualified or (ii) take any action which would subject the Company to general service of process or any material tax in any such jurisdiction where it is not then so subject.

        (i)    The Company will cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free, to the extent permitted by the Merger Agreement, the Acquisition Agreement and the Convertible Note Agreement and/or the Convertible Notes, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request. In connection therewith, if required by the Company's transfer agent, the Company will promptly after the effectiveness of the Registration Statement cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement.

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        (j)    Upon the occurrence of any event contemplated by Section 4(d)(v), as promptly as reasonably possible, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable Law, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (k)   In connection with filing any Registration Statement, the Company may require each Holder that wishes to include Registrable Securities in such Registration Statement to furnish to the Company a certified statement as to the securities of the Company (including shares of Common Stock issuable upon conversion of Convertible Notes) beneficially owned by such Holder and any Affiliate thereof substantially in the form of Exhibit A hereto (the "Questionnaire") for use in connection with the Registration Statement at least ten (10) Trading Days prior to the filing of the Registration Statement. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in a Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Questionnaire. Each Holder acknowledges and agrees that the information in the Questionnaire will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement. The Company agrees to periodically update the Prospectus upon request to add any Holders who have delivered a Questionnaire since initial filing or the last such update as selling securityholders in the Prospectus.

        (l)    The Holders may distribute the Registrable Securities by means of an underwritten offering; provided that (i) the Demanding Holder provides written notice to the Company of its intention to distribute Registrable Securities by means of an underwritten offering, (ii) the managing underwriter or underwriters thereof shall be designated by the Demanding Holder (provided, however, that such designated managing underwriter or underwriters shall be reasonably acceptable to the Company), (iii) each Holder participating in such underwritten offering agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled selecting the managing underwriter or underwriters hereunder and (iv) each Holder participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Company hereby agrees with each Holder that, in connection with any underwritten offering in accordance with the terms hereof, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions and auditor "comfort" letters.

        (m)  In the event the Holders seek to complete an underwritten offering, for a reasonable period prior to the filing of any Registration Statement, and throughout the Effectiveness Period, the Company will make available upon reasonable notice at the Company's principal place of business or such other reasonable place for inspection by the managing underwriter or underwriters selected in accordance with Section 4(l), such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel's reasonable belief) in the judgment of legal counsel for such managing underwriter or underwriters, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering on behalf of the Holders (and any managing underwriter or underwriters) shall be conducted by legal counsel to the Holders (and legal counsel to such managing underwriter or underwriters); and provided further that each such party shall be required to maintain in confidence and not to disclose to any other Person any information or records reasonably designated by the Company

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as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in the Registration Statement or in any other manner other than through the release of such information by any Person afforded access to such information pursuant hereto), or (B) such Person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such Person shall have given the Company prompt prior written notice of such requirement so that the Company may seek to object to such subpoena or order, or to make such disclosure subject to a protective order or confidentiality agreement).

        (n)   Bounty hereby acknowledges the restrictions on the transfer of the Bounty Shares, the Convertible Notes and the Conversion Shares as set forth in the Acquisition Agreement, the Stockholders Agreement and/or the Convertible Note Agreement, and expressly acknowledges and agrees that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Acquisition Agreement, the Stockholders Agreement or the Convertible Note Agreement, as applicable. CIFC Parent hereby acknowledges the restrictions on the transfer of the CIFC Shares as set forth in the Merger Agreement and the Stockholders Agreement, and expressly acknowledges and agrees that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Merger Agreement or the Stockholders Agreement.

        Section 5.    Registration Expenses.    All fees and expenses incident to the Company's performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions, but including all legal fees and expenses of one (1) legal counsel to the Holders) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market, and (B) in compliance with applicable state securities or Blue Sky Laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. For the avoidance of doubt, each Holder shall pay all underwriting and placement discounts and commissions, agency and placement fees, brokers' commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities. In addition to the foregoing, the Company shall pay the reasonable legal fees and expenses of the single counsel to the Holders in connection with the Registration Statement (not to exceed $50,000 in the aggregate); provided, however, if the Holders reasonably determine that local counsel is required in connection with the Registration Statement, then the Company shall be obligated to pay such reasonable legal fees and expense as well (not to exceed $15,000 in the aggregate).

        Section 6.    Indemnification.

        (a)   Indemnification by the Company.    The Company will, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, partners, members, stockholders and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted

14

by applicable Law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus (including, without limitation, any "issuer free writing prospectus" as defined in Rule 433) or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus (including, without limitation, any "issuer free writing prospectus" as defined in Rule 433) or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Person expressly for use therein pursuant to Section 4(k). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

        (b)   Indemnification by Holders.    Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable Law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus (including, without limitation, any "issuer free writing prospectus" as defined in Rule 433), or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus (including, without limitation, any "issuer free writing prospectus" as defined in Rule 433) or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder in the Questionnaire or otherwise expressly for use therein. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

        (c)   Conduct of Indemnification Proceedings.    If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall be permitted to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

        An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the

15

Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

        Subject to the terms and conditions of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, promptly upon receipt of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

        (d)   Contribution.    If a claim for indemnification under Section 6(a)or Section 6(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Acquisition Agreement or Merger Agreement, as applicable.

        Section 7.    Facilitation of Sales Pursuant to Rule 144.    To the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the

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Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that Holder's sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

        Section 8.    Miscellaneous.

        (a)   Termination.    The rights granted under this Agreement shall automatically terminate upon the earlier of (i) such time as there are no outstanding Registrable Securities and (ii) the date and time at which all of the Registrable Securities are Freely Tradable.

        (b)   Specific Performance.    The Company and each Holder acknowledge that each party would not have an adequate remedy at law for money damages in the event that any of the covenants hereunder have not been performed in accordance with their terms, and therefore agree that each other party hereto shall be entitled to specific enforcement of the terms hereof and any other equitable remedy to which such party may be entitled. Each of the parties hereby waives (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief.

        (c)   Compliance.    Subject to the Company's compliance with its obligations set forth under Section 4, each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

        (d)   Discontinued Disposition.    Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4(d), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

        (e)   Amendments and Waivers.    This Agreement may not be amended, altered or modified and no provision of this Agreement may be waived or amended except by written instrument executed by a Super Majority Interest and the Company; provided that any requirement hereunder in respect of a Demand Registration (including any obligation to pay Special Interest in respect thereof) may be waived or modified with respect to all Registrable Securities covered thereby in a written instrument signed by the Company and the applicable Demanding Holder. The failure by any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance. Any waiver made by any party hereto in connection with this Agreement shall not be valid unless agreed to in writing by such party.

        (f)    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective (a) on the first (1st) Business Day after being sent, prepaid, by nationally recognized overnight courier that issues a receipt

17

or other confirmation of delivery, (b) upon machine generated acknowledgement of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a Business Day at the location of receipt and otherwise on the next following Business Day or (c) when sent, if sent by electronic mail before 5:00 p.m. on a Business Day at the location of receipt and otherwise the next following Business Day. Any party may change the address to which Notices under this Agreement are to be sent to it by giving written notice of a change of address in the manner provided in this Agreement for giving Notice. The address for such notices and communications shall be as follows:

If to the Company:	Deerfield Capital Corp.
6250 North River Road
Rosemont, Illinois 60018
Attention: Robert Contreras
Facsimile: (773) 380-1695
Email: rcontreras@DeerfieldCapital.com
With a copy to:	Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention: Simeon Gold, Esq.
Facsimile: (212) 310-8007
E-mail: simeon.gold@weil.com
If to Bounty:	Bounty Investments, LLC
c/o Columbus Nova
900 Third Avenue, 19th Floor
New York, NY 10022
Attention: Paul Lipari
Facsimile: (212) 308-6623
Email: plipari@columbusnova.com
With a copy to:	Latham & Watkins LLP
885 Third Avenue
New York, NY 10022
Attention: James C. Gorton, Esq.
Facsimile: (212) 751-4864
E-mail Address: james.gorton@lw.com
If to CIFC Parent:	CIFC Parent Holdings LLC
250 Park Avenue, 5th Floor
New York, NY 10177
Attention: Peter Gleysteen
Facsimile: (212) 624-1199
E-mail: pgleysteen@cifc.com
With a copy to:	Goodwin Procter LLP
135 Commonwealth Drive
Menlo Park, CA 94025
Attention: Kevin M. Dennis, Esq.
Facsimile: (650) 853-1038
E-mail: kdennis@goodwinprocter.com
If to any other Person who is then the registered Holder:
To the address of such Holder as it appears in the applicable register for the Registrable Securities, or after delivery of a Questionnaire by such Holder, as provided in such Questionnaire or such other address as may be designated in writing hereafter, in the same manner, by such Person.

18

        (g)   Successors and Assigns.    This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of (i) in the case of Bounty, the Acquisition Agreement, the Stockholders Agreement or the Convertible Note Agreement and (ii) in the case of CIFC Parent, the Merger Agreement or the Stockholders Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the other parties hereto (other than by operation of merger).

        (h)   Execution and Counterparts.    This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed an original and each of which shall constitute one and the same instrument.

        (i)    Governing Law.    This Agreement shall be governed by and construed in accordance with the Laws of the State of New York without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction.

        (j)    Consent to Jurisdiction.    Each party to this Agreement, by its execution hereof, (a) hereby irrevocably consents and agrees that any action, suit or proceeding arising in connection with any disagreement, dispute, controversy or claim, in whole or in part, arising out of, related to, based upon or in connection with this Agreement or the subject matter hereof shall be brought only in the courts of the State Courts of the State of New York, New York County or the United States District Court located in the State of New York, New York County, (b) hereby waives to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any such action other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of forum non conveniens or otherwise. Each party hereby (i) consents to service of process in any such action in any manner permitted by New York law, (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 8(f), shall constitute good and valid service of process in any such action, and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

        (k)   Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

        (l)    Entire Agreement.    This Agreement, including any Schedules, Exhibits, Annexes, certificates and lists referred to herein, any documents executed by the parties simultaneously herewith or pursuant

19

thereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter (including without limitation, the Original Agreement). Each of the Company and Bounty hereby agrees, approves and consents, by its signature hereto, that the Original Agreement be, and hereby is, amended and restated in its entirety to read as set forth herein.

        (m)  Headings; Section References.    The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless otherwise stated, references to Sections, Schedules and Exhibits are to the Sections, Schedules and Exhibits of this Agreement.

        (n)   Delays or Omissions.    No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement shall impair any such right, power, or remedy of such party, nor shall it be construed to be a waiver of or acquiescence to any breach or default, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default. All remedies, either under this Agreement or by Law or otherwise afforded to any holder, shall be cumulative and not alternative.

        (o)   Mutual Drafting; Interpretation.    Each party hereto has participated in the drafting of this Agreement, which each such party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision.

[THIS SPACE LEFT BLANK INTENTIONALLY]

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        IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement as of the date first written above.

COMPANY:
DEERFIELD CAPITAL CORP.
By:
	Name:	Jonathan Trutter
	Title:	Chief Executive Officer
INVESTORS:
BOUNTY INVESTMENTS, LLC
By:
	Name:	Andrew Intrater
	Title:	Chief Executive Officer
CIFC PARENT HOLDINGS LLC
By:
	Name:	Peter Gleysteen
	Title:	Chief Executive Officer

Signature Page to Amended and Restated Registration Rights Agreement

 ANNEX A

PLAN OF DISTRIBUTION

        The holders of Securities (defined below) selling or otherwise disposing of such Securities pursuant hereto (the "Selling Securityholders") and any of their pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock of the Company or other securities of the Company included for public offering in this prospectus (collectively, "Securities") or interests in Securities on any stock exchange, market or trading facility on which the Securities are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. The Selling Securityholders may use one or more of the following methods when disposing of the Securities or interests therein:

  •
  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

  •
  block trades in which the broker-dealer will attempt to sell the Securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

  •
  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

  •
  an exchange distribution in accordance with the rules of the applicable exchange;

  •
  privately negotiated transactions;

  •
  short sales entered into after the effective date of the registration statement of which this prospectus is a part;

  •
  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

  •
  broker-dealers may agree with the Selling Securityholders to sell a specified number of such Securities at a stipulated price per share;

  •
  a combination of any such methods of disposition; and

  •
  any other method permitted pursuant to applicable law.

        The Selling Securityholders may also sell Securities under Rule 144 under the Securities Act, if available, rather than under this prospectus.

A-i

        Broker-dealers engaged by the Selling Securityholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Securityholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated. The Selling Securityholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

        The Selling Securityholders may from time to time pledge or grant a security interest in some or all of the Securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell Securities from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of Selling Securityholders to include the pledgee, transferee or other successors in interest as Selling Securityholders under this prospectus.

        Upon the Company being notified in writing by a Selling Securityholder that any material arrangement has been entered into with a broker-dealer for the sale of Securities through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Securityholder and of the participating broker-dealer(s), (ii) the number of Securities involved, (iii) the price at which such Securities were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Securityholder that a donee or pledge intends to sell more than 500 Securities, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

        The Selling Securityholders also may transfer the Securities in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

        In connection with the sale of Securities or interests in Securities, the Selling Securityholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Securityholders may also sell Securities of Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common Stock to broker-dealers that in turn may sell these securities. The Selling Securityholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Securities offered by this prospectus, which Securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

        The Selling Securityholders may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by the Selling Securityholders or borrowed from the Selling Securityholders or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from the Selling Securityholders in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

A-ii

        The Company has advised the Selling Securityholders that they are required to comply with Regulation M promulgated under the Securities and Exchange Act during such time as they may be engaged in a distribution of the Securities. The foregoing may affect the marketability of the Securities.

        The Company is required to pay all fees and expenses incident to the registration of the Securities. The Company has agreed to indemnify the Selling Securityholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.

A-iii

 EXHIBIT A

FORM OF

SELLING SECURITYHOLDER QUESTIONNAIRE

        Reference is made to that certain Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement"), dated as of [                        ], 2011, by and among Deerfield Capital Corp., (the "Company"), Bounty Investments, LLC ("Bounty"), and CIFC Parent Holdings LLC ("CIFC Parent"). Capitalized terms used and not defined herein shall have the meanings given to such terms in the Registration Rights Agreement.

        The undersigned Holder (the "Selling Securityholder") of the Registrable Securities is providing this Selling Securityholder Questionnaire pursuant to Section 4(k) of the Registration Rights Agreement. The Selling Securityholder, by signing and returning this Selling Securityholder Questionnaire, understands that it will be bound by the terms and conditions of this Selling Securityholder Questionnaire and the Registration Rights Agreement. The Selling Securityholder hereby acknowledges its indemnity obligations pursuant to Section 6(b) of the Registration Rights Agreement.

        The Selling Securityholder provides the following information to the Company and represents and warrants that such information is accurate and complete:

(1)	(a)	Full Legal Name of Selling Securityholder:

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:
	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:
(2)	Address for Notices to Selling Securityholder:

Telephone (including area code):

Fax (including area code):

Contact Person:

(3)	Beneficial Ownership of Registrable Securities:
	(a)	Type and Principal Amount/Number of Registrable Securities beneficially owned:

	(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

(4)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item (4), the Selling Securityholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

A-1

	(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

	(b)	CUSIP No(s). of such Other Securities beneficially owned:

(5)	Relationship with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6) Is the Selling Securityholder a registered broker-dealer?
Yes ☐
No ☐
If "Yes," please answer subsection (a) and subsection (b):

(a) Did the Selling Securityholder acquire the Registrable Securities as compensation for underwriting/broker-dealer activities to the Company?
Yes ☐
No ☐
(b) If you answered "No" to question 6(a), please explain your reason for acquiring the Registrable Securities:

(7)	Is the Selling Securityholder an affiliate of a registered broker-dealer?
Yes	☐
No	☐

        If "Yes," please identify the registered broker-dealer(s), describe the nature of the affiliation(s) and answer subsection (a) and subsection (b):

(a) Did the Selling Securityholder purchase the Registrable Securities in the ordinary course of business (if no, please explain)?
Yes ☐
No ☐

        Explain:

A-2

(b) Did the Selling Securityholder have an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Securities at the same time the Registrable Securities were originally purchased (if yes, please explain)?
Yes ☐
No ☐

        Explain:

(8)	Is the Selling Securityholder a non-public entity?
Yes	☐
No	☐
If "Yes," please answer subsection (a):

(a) Identify the natural person or persons that have voting or investment control over the Registrable Securities that the non-public entity owns:

(9)	Plan of Distribution:

        The Selling Securityholder (including its donees and pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Registration Statement in accordance with the Plan of Distribution attached as Annex A to the Registration Rights Agreement.

        The Selling Securityholder acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Agreement. The Selling Securityholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

        Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

        In the event the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company other than pursuant to the Registration Statement, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Selling Securityholder Questionnaire and the Registration Rights Agreement.

        In accordance with the Selling Securityholder's obligation under the Registration Rights Agreement to provide such information as may be required by Law or by the staff of the Commission for inclusion in the Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at anytime while the Registration Statement remains effective. All notices to the Selling Securityholder pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery to the address set forth below.

        By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Registration Statement and the related Prospectus. The undersigned understands that such

A-3

information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related Prospectus.

        By signing below, the undersigned agrees that if the Company notifies the undersigned that the Registration Statement is not available pursuant to the terms of the Registration Rights Agreement, the undersigned will suspend use of the Prospectus until notice from the Company that the Prospectus is again available.

        Once this Selling Securityholder Questionnaire is executed by the undersigned and received by the Company, the terms of this Selling Securityholder Questionnaire, and the representations, warranties and agreements contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above. This Selling Securityholder Questionnaire shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction.

A-4

        IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Securityholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner
By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED

SELLING SECURITYHOLDER QUESTIONNAIRE TO THE COMPANY AT:

Deerfield Capital Corp.
6250 North River Road
Rosemont, Illinois 60018
Attention: Robert Contreras
Facsimile: (773) 380-1695
Email: rcontreras@DeerfieldCapital.com

A-5

 Exhibit C-1

MANAGEMENT AGREEMENT

        THIS MANAGEMENT AGREEMENT (this "Agreement"), dated as of [                    ], 2011, is by and between Deerfield Capital Corp., a Maryland corporation (the "Company"), and CIFC Parent Holdings LLC, a Delaware limited liability company ("CIFC Parent") (each referred to herein as a "Party" to this Agreement, collectively referred to as the "Parties" to this Agreement, and in the applicable context the Company as "Supplier" and CIFC Parent as "Receiver").

        WHEREAS, the Company, Bulls I Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("First MergerSub"), Bulls II Acquisition, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company ("Second MergerSub" and, together with First MergerSub, the "MergerSubs"), CIFC Parent and Commercial Industrial Finance Corp., a Delaware corporation and wholly owned subsidiary of CIFC Parent ("CIFC"), are parties to the Agreement and Plan of Merger, dated as of December 21, 2010 (the "Merger Agreement");

        WHEREAS, the execution and delivery of this Agreement is a condition to the obligations of the Company, CIFC Parent and CIFC to consummate the transactions contemplated by the Merger Agreement;

        WHEREAS, the Parties desire to enter into this Agreement under which Supplier will provide and Receiver shall obtain support and assistance in the form of administrative and support services related to the business and operations of CIFC Parent from and after the Closing (as defined in the Merger Agreement);

        WHEREAS, Supplier and Receiver desire to set forth and confirm their rights and obligations in respect of the business arrangements described herein; and

        NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration to be received, Supplier and Receiver agree as follows:

ARTICLE I

AGREEMENT, TERM, LIMITATIONS AND DEFINITIONS

        Section 1.1    Agreement.    During the term of this Agreement, in accordance with the Company's existing practice and course of dealing, Supplier shall supply to Receiver, and Receiver shall purchase or receive from Supplier, the administrative and support services set forth on Schedule A hereto (the "Services") on a continuing basis without Receiver's express request, except as otherwise specified herein, all upon and subject to the terms and conditions specified in this Agreement. To the extent that Receiver requests, and Supplier agrees to perform, any Services other than those described on Schedule A on the date hereof, Schedule A shall be amended to include such additional Services.

        Section 1.2    Term.    The term of this Agreement shall commence on the Effective Date and shall continue in effect until terminated in accordance with this Agreement.

        Section 1.3    Definitions.    The following definitions shall apply to this Agreement:

        (a)   "Business Day" means a day other than Saturday, Sunday or any other day on which banks located in New York, New York are authorized or obligated by law to close.

        (b)   "Effective Date" shall mean the date hereof.

        (c)   "Damages" means any and all claims, injuries, lawsuits, liabilities, losses, damages, judgments, fines, penalties, deficiencies, costs and expenses, including the reasonable fees and disbursements of counsel and experts (including reasonable fees of attorneys and paralegals, whether at the pre-trial, trial, or appellate level, or in arbitration) and all amounts reasonably paid in investigation, defense, or settlement of any of the foregoing.

        (d)   "Governmental Authority" means any foreign, federal, state or local governmental, judicial, legislative, regulatory or administrative agency, commission or authority, and any court, tribunal or arbitrator(s) of competent jurisdiction, including Self-Regulatory Organizations.

        (e)   "Person" means any individual, corporation, partnership, limited liability company, limited liability partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity.

        (f)    "Receiver" shall mean CIFC Parent.

        (g)   "Supplier" shall mean the Company.

        (h)   "Self-Regulatory Organization" means each national securities exchange in the United States of America or other commission, board, agency or body that is charged with the supervision or regulation of brokers, dealers, securities underwriting or trading, stock exchanges, commodities exchanges, insurance companies or agents, investment companies or investment advisers, or to the jurisdiction of which any Party or any of their respective Subsidiaries is otherwise subject.

ARTICLE II

WARRANTIES AND LIABILITIES

        Section 2.1    Warranty.    Supplier shall use reasonable care in providing Services. EXCEPT AS SPECIFICALLY STATED IN THIS AGREEMENT OR OTHERWISE AGREED IN WRITING, SUPPLIER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING ANY MATTER, INCLUDING THE MERCHANTABILITY, SUITABILITY, ORIGINALITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, OR RESULTS TO BE DERIVED FROM THE USE OF ANY SERVICE PROVIDED UNDER THIS AGREEMENT.

        Section 2.2    Limitation of Liability.    If any Party shall be liable to the other for any matter relating to or arising in connection with this Agreement, whether based on an action or claim in contract, equity, negligence, intended conduct, tort or otherwise, in no event shall the measure of damages include, nor shall any Party be liable for, any amounts for loss of income, profit or savings or indirect, incidental, consequential, or punitive damages of any Party or any third parties.

ARTICLE III

PAYMENTS TO SUPPLIER

        Section 3.1    Compensation.    An annual management fee (the "Management Fee") equal to (a) $50,000 plus (b) $15,000 for each issuer of collateralized loan obligations (a "CLO Issuer") in which Receiver holds securities during such annual period (and pro rated to the extent securities in such CLO Issuer are held by Receiver for any portion of the applicable annual period) shall be paid in four (4) installments each fiscal year, payable in advance on each of March 1, June 1, September 1, and December 1 of each such fiscal year during the term of this Agreement, with each such installment pro rated on a per diem basis for the number of calendar days in the period relating to such installment (i.e., that portion of the Management Fee payable on March 1 of each fiscal year shall relate to the period beginning on March 1 and ending on May 31 of each fiscal year, and that portion of the management fee payable on December 1 of each fiscal year shall relate to the period beginning on December 1 and ending on February 28 (or February 29) of the following fiscal year). On the date hereof, Receiver shall pay to Supplier the pro rated portion of the Management Fee for the period beginning on the Closing Date (as defined in the Merger Agreement) and ending on the last day of the calendar quarter that includes the Closing Date.

        Section 3.2    Expenses.    Receiver shall reimburse Supplier, quarterly in arrears, for the reasonable and documented out-of-pocket expenses incurred by Supplier during the term of this Agreement in

2

connection with the performance by Supplier of the Services; provided, that no single expense shall exceed $5,000 and such expenses shall not in the aggregate exceed $10,000 in any year without the prior written authorization of Receiver. Supplier will deliver an invoice to Receiver for such expenses promptly following the completion of each quarter and Receiver shall pay such invoices within thirty (30) days after receipt of such invoice.

        Section 3.3    Taxes.    If Receiver is required by law to make any deduction or withholding of taxes imposed by the laws of any jurisdiction upon Supplier or upon the payments to be made by Receiver in connection with the provision of Services, Receiver shall promptly effect payment thereof to the relevant tax authorities, and also shall promptly provide Supplier with official tax receipts or other evidence issued by the applicable tax authorities sufficient to establish that the taxes have been paid. Where Receiver is required by law to withhold or deduct taxes, Receiver shall only be required to remit an amount net of any such withholding or deductions to Supplier.

ARTICLE IV

TERMINATION

        Section 4.1    Termination by Mutual Consent.    This Agreement may be terminated upon mutual written consent of the parties as of a date specified in such written consent.

        Section 4.2    Termination of Agreement for Convenience.    Receiver may terminate this Agreement upon thirty (30) days prior written notice to Supplier. Supplier may terminate this agreement on or after May 31, 2012 upon one hundred eighty (180) days prior written notice to Receiver.

        Section 4.3    Termination for Cause.    Except as provided by Section 4.5, if any Party materially or repeatedly defaults in the performance of any of its duties or obligations set forth in this Agreement, and such default is not substantially cured within sixty (60) days after written notice is given to the defaulting Party specifying the default, then the Party not in default may, by giving written notice thereof to the defaulting Party, terminate the provision of the Services relating to such default by that Party as of a date specified in such notice of termination.

        Section 4.4    Termination for Insolvency or Bankruptcy.    Such termination provided in Section 4.3 may be made by giving written notice to the affected Party in the event of: (i) the liquidation or insolvency of the affected Party; (ii) the appointment of a receiver or similar officer for the affected Party; (iii) an assignment by the affected Party for the benefit of all or substantially all of its creditors; (iv) entry by the affected Party into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations; or (v) the filing of a meritorious petition in bankruptcy by or against the affected Party under any bankruptcy or debtors' law for its relief or reorganization.

        Section 4.5    Termination for Non-Payment.    Supplier may terminate the provision of a Service if Receiver fails to pay when due any undisputed amounts due and such failure continues for a period of sixty (60) days after the last day payment is due, so long as Supplier gives Receiver written notice of the expiration date of the aforementioned sixty (60) day period at least thirty (30) days before such expiration date.

ARTICLE V

MISCELLANEOUS

        Section 5.1    Headings.    The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        Section 5.2    Relationship of Parties.    Supplier, in furnishing Services to Receiver hereunder, is acting only as an independent contractor and neither Supplier nor any of its employees shall be deemed or construed to be an employee, agent or legal representative of Receiver for any purpose

3

whatsoever. Nothing set forth in this Agreement shall be construed to create the relationship of principal and agent between Supplier and Receiver. No Party shall act or attempt to act or represent itself, directly or by implication, as an agent of another Party or in any manner assume or create, or attempt to assume or create, an obligation on behalf of or in the name of, another Party. Unless provided otherwise in this Agreement or separately in writing, Supplier, through either its employees or agents, shall not be construed as possessing the power to legally bind Receiver (contractually or otherwise) and Supplier's employees and agents shall not have the power to execute or sign any legally binding agreement on behalf of Receiver. This Agreement shall not be construed to create a partnership or joint venture between Supplier, Receiver, or the other Parties.

        Section 5.3    Further Acts.    Each Party shall do, or cause to be done, all such further acts and shall execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, any and all further documentation which the applicable Party may reasonably require in connection with the provision of the Services.

        Section 5.4    Notices.    All notices, demands and other communications pertaining to this Agreement ("Notices") shall be in writing and addressed as follows:

        If to the Company:

  Deerfield Capital Corp.
  6250 North River Road
  Rosemont, IL 60018
  Attention: Robert Contreras
  Facsimile: (773) 380-1695
  Email: rcontreras@DeerfieldCapital.com

        with copies to:

  Weil, Gotshal & Manges LLP
  767 Fifth Avenue
  New York, NY 10153
  Attention: Simeon Gold, Esq.
  Facsimile: (212) 310-8007
  E-mail: simeon.gold@weil.com

        If to CIFC Parent:

  c/o CIFC Parent Holdings, LLC
  250 Park Avenue, 5th Floor
  New York, NY 10177
  Attention: Peter Gleysteen
  Facsimile: (212) 624-1199
  E-mail: pgleysteen@cifc.com

        with copies to:

  Goodwin Procter LLP
  135 Commonwealth Drive
  Menlo Park, CA 94025
  Attention: Kevin M. Dennis, Esq.
  Facsimile: (650) 853-1038
  E-mail: kdennis@goodwinprocter.com

Notices shall be deemed given (a) on the first (1st) Business Day after being sent, prepaid, by nationally recognized overnight courier that issues a receipt or other confirmation of delivery, (b) upon machine

4

generated acknowledgement of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a Business Day at the location of receipt and otherwise on the next following Business Day or (c) when sent, if sent by electronic mail before 5:00 p.m. on a Business Day at the location of receipt and otherwise the next following Business Day. Any Party may change the address to which Notices under this Agreement are to be sent to it by giving written notice of a change of address in the manner provided in this Agreement for giving Notice.

        Section 5.5    Remedies.    All remedies set forth in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to a Party at law, in equity or otherwise, and may be enforced concurrently or from time to time.

        Section 5.6    Governing Law.    This Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of New York without reference to any choice of law rules that would require the application of the laws of any other jurisdiction.

        Section 5.7    Consent to Jurisdiction.    Each Party to this Agreement, by its execution hereof, (a) hereby irrevocably consents and agrees that any action, suit or proceeding arising in connection with any disagreement, dispute, controversy or claim, in whole or in part, arising out of, related to, based upon or in connection with this Agreement or the subject matter hereof shall be brought only in the courts of the State Courts of the State of New York, New York County or the United States District Court located in the State of New York, New York County, (b) hereby waives to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any such action other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of forum non conveniens or otherwise. Each Party hereby (i) consents to service of process in any such action in any manner permitted by New York law, (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 5.4 shall constitute good and valid service of process in any such action, and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

        Section 5.8    Specific Performance.    The Parties to this Agreement each acknowledge that each Party would not have an adequate remedy at law for money damages in the event that any of the covenants hereunder have not been performed in accordance with their terms, and therefore agree that each other Party hereto shall be entitled to specific enforcement of the terms hereof and any other equitable remedy to which such Party may be entitled. Each of the Parties hereby waives (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief.

        Section 5.9    Binding Effect; Persons Benefiting; Assignment.    This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of each of the other

5

Parties, this Agreement may not be assigned by any of the Parties and any purported assignment made without such consent shall be null and void.

        Section 5.10    Counterparts.    This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed an original and each of which shall constitute one and the same instrument.

        Section 5.11    Entire Agreement.    This Agreement, including any Schedules, any documents executed by the Parties simultaneously herewith or pursuant thereto constitute the entire understanding and agreement of the Parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the Parties with respect to such subject matter.

        Section 5.12    Severability.    If any provision of this Agreement, or the application thereof to any Person or circumstance, is invalid or unenforceable in any jurisdiction, (a) a substitute and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable in such jurisdiction, the intent and purpose of their invalid or unenforceable provision; and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability of such provision affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        Section 5.13    Amendments and Waivers.    This Agreement, including any Schedules, may not be amended, altered or modified except by written instrument executed by each of the Parties hereto. The failure by any Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision nor in any way to affect the validity of this Agreement or any part hereof or the right of such Party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance. Any waiver made by any Party hereto in connection with this Agreement shall not be valid unless agreed to in writing by such Party.

        Section 5.14    Mutual Drafting; Interpretation.    Each Party hereto has participated in the drafting of this Agreement, which each such Party acknowledges is the result of extensive negotiations between the Parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision.

        Section 5.15    Third Party Beneficiaries.    Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person, other than the Parties hereto and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement, such third Persons specifically including employees or creditors of the Company.

[Remainder of Page Left Blank]

6

        IN WITNESS WHEREOF, the Parties hereto have each caused this Management Agreement to be executed and delivered by its duly authorized representative as of the date first written above.

DEERFIELD CAPITAL CORP.
By:
	Name:	Jonathan Trutter
	Title:	Executive Officer
CIFC PARENT HOLDINGS LLC
By:
	Name:	Peter Gleysteen
	Title:	Chief Executive Officer

Signature Page to CIFC Management Agreement

 SCHEDULE A

SERVICES

        The following shall constitute the Services:

  •
  Maintenance of separate books and records of Receiver on an income tax basis, including the establishment of a general ledger and periodic journal entries to update Receiver's accounts

  •
  Support the annual audit of Receiver by providing information to the relevant auditors retained by Receiver in response to audit requests or otherwise

  •
  Prepare financial statements on an income tax basis, including unaudited quarterly statements and audited annual reports and notes to the financial statements

  •
  Provide account information and all other requested documentation in support of the annual K1 preparation process

  •
  Act as representative of Receiver in dealings with Receiver's external auditor, tax and legal advisors, and bankers; provided that Receiver shall be responsible for retaining any such parties

  •
  Respond to Receiver's reasonable inquiries for financial metrics with respect to the CLO securities held by Receiver, including, without limitation, comparative pricing and forecasts

        Notwithstanding the foregoing, all receipts and disbursements of funds will continue to be the responsibility of the Receiver.

 Exhibit C-2

MANAGEMENT AGREEMENT

        THIS MANAGEMENT AGREEMENT (this "Agreement"), dated as of [                        ], 2011, is by and between Deerfield Capital Corp., a Maryland corporation (the "Company"), and Bounty Investments, LLC, a Delaware limited liability company ("Bounty") (each referred to herein as a "Party" to this Agreement, collectively referred to as the "Parties" to this Agreement, and in the applicable context the Company as "Supplier" and Bounty as "Receiver").

        WHEREAS, the Company, Bulls I Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("First MergerSub"), Bulls II Acquisition, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company ("Second MergerSub" and, together with First MergerSub, the "MergerSubs"), CIFC Parent Holdings LLC, a Delaware limited liability company ("CIFC Parent") and Commercial Industrial Finance Corp., a Delaware corporation and wholly owned subsidiary of CIFC Parent ("CIFC"), are parties to the Agreement and Plan of Merger, dated as of December 21, 2010 (the "Merger Agreement");

        WHEREAS, the execution and delivery of this Agreement is a condition to the obligations of the Company, CIFC Parent and CIFC to consummate the transactions contemplated by the Merger Agreement;

        WHEREAS, the Parties desire to enter into this Agreement under which Supplier will provide and Receiver shall obtain support and assistance in the form of administrative and support services related to the business and operations of Bounty from and after the Closing (as defined in the Merger Agreement);

        WHEREAS, Supplier and Receiver desire to set forth and confirm their rights and obligations in respect of the business arrangements described herein; and

        NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration to be received, Supplier and Receiver agree as follows:

ARTICLE I

AGREEMENT, TERM, LIMITATIONS AND DEFINITIONS

        Section 1.1    Agreement.    During the term of this Agreement, in accordance with the Company's existing practice and course of dealing, Supplier shall supply to Receiver, and Receiver shall purchase or receive from Supplier, the administrative and support services set forth on Schedule A hereto (the "Services") on a continuing basis without Receiver's express request, except as otherwise specified herein, all upon and subject to the terms and conditions specified in this Agreement. To the extent that Receiver requests, and Supplier agrees to perform, any Services other than those described on Schedule A on the date hereof, Schedule A shall be amended to include such additional Services.

        Section 1.2    Term.    The term of this Agreement shall commence on the Effective Date and shall continue in effect until terminated in accordance with this Agreement.

        Section 1.3    Definitions.    The following definitions shall apply to this Agreement:

        (a)   "Business Day" means a day other than Saturday, Sunday or any other day on which banks located in New York, New York are authorized or obligated by law to close.

        (b)   "Effective Date" shall mean the date hereof.

        (c)   "Damages" means any and all claims, injuries, lawsuits, liabilities, losses, damages, judgments, fines, penalties, deficiencies, costs and expenses, including the reasonable fees and disbursements of counsel and experts (including reasonable fees of attorneys and paralegals, whether at the pre-trial, trial, or appellate level, or in arbitration) and all amounts reasonably paid in investigation, defense, or settlement of any of the foregoing.

        (d)   "Governmental Authority" means any foreign, federal, state or local governmental, judicial, legislative, regulatory or administrative agency, commission or authority, and any court, tribunal or arbitrator(s) of competent jurisdiction, including Self-Regulatory Organizations.

        (e)   "Person" means any individual, corporation, partnership, limited liability company, limited liability partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity.

        (f)    "Receiver" shall mean Bounty.

        (g)   "Supplier" shall mean the Company.

        (h)   "Self-Regulatory Organization" means each national securities exchange in the United States of America or other commission, board, agency or body that is charged with the supervision or regulation of brokers, dealers, securities underwriting or trading, stock exchanges, commodities exchanges, insurance companies or agents, investment companies or investment advisers, or to the jurisdiction of which any Party or any of their respective Subsidiaries is otherwise subject.

ARTICLE II

WARRANTIES AND LIABILITIES

        Section 2.1    Warranty.    Supplier shall use reasonable care in providing Services. EXCEPT AS SPECIFICALLY STATED IN THIS AGREEMENT OR OTHERWISE AGREED IN WRITING, SUPPLIER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING ANY MATTER, INCLUDING THE MERCHANTABILITY, SUITABILITY, ORIGINALITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, OR RESULTS TO BE DERIVED FROM THE USE OF ANY SERVICE PROVIDED UNDER THIS AGREEMENT.

        Section 2.2    Limitation of Liability.    If any Party shall be liable to the other for any matter relating to or arising in connection with this Agreement, whether based on an action or claim in contract, equity, negligence, intended conduct, tort or otherwise, in no event shall the measure of damages include, nor shall any Party be liable for, any amounts for loss of income, profit or savings or indirect, incidental, consequential, or punitive damages of any Party or any third parties.

ARTICLE III

PAYMENTS TO SUPPLIER

        Section 3.1    Compensation.    An annual management fee (the "Management Fee") equal to (a) $50,000 plus (b) $15,000 for each issuer of collateralized loan obligations (a "CLO Issuer") in which Receiver holds securities during such annual period (and pro rated to the extent securities in such CLO Issuer are held by Receiver for any portion of the applicable annual period) shall be paid in four (4) installments each fiscal year, payable in advance on each of March 1, June 1, September 1, and December 1 of each such fiscal year during the term of this Agreement, with each such installment pro rated on a per diem basis for the number of calendar days in the period relating to such installment (i.e., that portion of the Management Fee payable on March 1 of each fiscal year shall relate to the period beginning on March 1 and ending on May 31 of each fiscal year, and that portion of the management fee payable on December 1 of each fiscal year shall relate to the period beginning on December 1 and ending on February 28 (or February 29) of the following fiscal year). On the date hereof, Receiver shall pay to Supplier the pro rated portion of the Management Fee for the period beginning on the Closing Date (as defined in the Merger Agreement) and ending on the last day of the calendar quarter that includes the Closing Date.

        Section 3.2    Expenses.    Receiver shall reimburse Supplier, quarterly in arrears, for the reasonable and documented out-of-pocket expenses incurred by Supplier during the term of this Agreement in

2

connection with the performance by Supplier of the Services; provided, that no single expense shall exceed $5,000 and such expenses shall not in the aggregate exceed $10,000 in any year without the prior written authorization of Receiver. Supplier will deliver an invoice to Receiver for such expenses promptly following the completion of each quarter and Receiver shall pay such invoices within thirty (30) days after receipt of such invoice.

        Section 3.3    Taxes.    If Receiver is required by law to make any deduction or withholding of taxes imposed by the laws of any jurisdiction upon Supplier or upon the payments to be made by Receiver in connection with the provision of Services, Receiver shall promptly effect payment thereof to the relevant tax authorities, and also shall promptly provide Supplier with official tax receipts or other evidence issued by the applicable tax authorities sufficient to establish that the taxes have been paid. Where Receiver is required by law to withhold or deduct taxes, Receiver shall only be required to remit an amount net of any such withholding or deductions to Supplier.

ARTICLE IV

TERMINATION

        Section 4.1    Termination by Mutual Consent.    This Agreement may be terminated upon mutual written consent of the parties as of a date specified in such written consent.

        Section 4.2    Termination of Agreement for Convenience.    Receiver may terminate this Agreement upon thirty (30) days prior written notice to Supplier. Supplier may terminate this agreement on or after May 31, 2012 upon one hundred eighty (180) days prior written notice to Receiver.

        Section 4.3    Termination for Cause.    Except as provided by Section 4.5, if any Party materially or repeatedly defaults in the performance of any of its duties or obligations set forth in this Agreement, and such default is not substantially cured within sixty (60) days after written notice is given to the defaulting Party specifying the default, then the Party not in default may, by giving written notice thereof to the defaulting Party, terminate the provision of the Services relating to such default by that Party as of a date specified in such notice of termination.

        Section 4.4    Termination for Insolvency or Bankruptcy.    Such termination provided in Section 4.3 may be made by giving written notice to the affected Party in the event of: (i) the liquidation or insolvency of the affected Party; (ii) the appointment of a receiver or similar officer for the affected Party; (iii) an assignment by the affected Party for the benefit of all or substantially all of its creditors; (iv) entry by the affected Party into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations; or (v) the filing of a meritorious petition in bankruptcy by or against the affected Party under any bankruptcy or debtors' law for its relief or reorganization.

        Section 4.5    Termination for Non-Payment.    Supplier may terminate the provision of a Service if Receiver fails to pay when due any undisputed amounts due and such failure continues for a period of sixty (60) days after the last day payment is due, so long as Supplier gives Receiver written notice of the expiration date of the aforementioned sixty (60) day period at least thirty (30) days before such expiration date.

ARTICLE V

MISCELLANEOUS

        Section 5.1    Headings.    The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        Section 5.2    Relationship of Parties.    Supplier, in furnishing Services to Receiver hereunder, is acting only as an independent contractor and neither Supplier nor any of its employees shall be deemed or construed to be an employee, agent or legal representative of Receiver for any purpose

3

whatsoever. Nothing set forth in this Agreement shall be construed to create the relationship of principal and agent between Supplier and Receiver. No Party shall act or attempt to act or represent itself, directly or by implication, as an agent of another Party or in any manner assume or create, or attempt to assume or create, an obligation on behalf of or in the name of, another Party. Unless provided otherwise in this Agreement or separately in writing, Supplier, through either its employees or agents, shall not be construed as possessing the power to legally bind Receiver (contractually or otherwise) and Supplier's employees and agents shall not have the power to execute or sign any legally binding agreement on behalf of Receiver. This Agreement shall not be construed to create a partnership or joint venture between Supplier, Receiver, or the other Parties.

        Section 5.3    Further Acts.    Each Party shall do, or cause to be done, all such further acts and shall execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, any and all further documentation which the applicable Party may reasonably require in connection with the provision of the Services.

        Section 5.4    Notices.    All notices, demands and other communications pertaining to this Agreement ("Notices") shall be in writing and addressed as follows:

  If to the Company:

  Deerfield Capital Corp.
  6250 North River Road
  Rosemont, IL 60018
  Attention: Robert Contreras
  Facsimile:  (773) 380-1695
  Email: rcontreras@DeerfieldCapital.com

  with copies to:

  Weil, Gotshal & Manges LLP
  767 Fifth Avenue
  New York, NY 10153
  Attention: Simeon Gold, Esq.
  Facsimile:  (212) 310-8007
  E-mail: simeon.gold@weil.com

  If to Bounty:

  c/o Columbus Nova
  900 Third Avenue, 19th Floor
  New York, NY 10022
  Attention: Paul Lipari
  Facsimile:  (212) 308-6623
  E-mail: plipari@columbusnova.com

  with copies to:

  Latham & Watkins LLP
  885 Third Avenue
  New York, NY 10022
  Attention: James C. Gorton, Esq.
  Facsimile:  (212) 751-4864
  E-mail: james.gorton@lw.com

Notices shall be deemed given (a) on the first (1st) Business Day after being sent, prepaid, by nationally recognized overnight courier that issues a receipt or other confirmation of delivery, (b) upon machine

4

generated acknowledgement of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a Business Day at the location of receipt and otherwise on the next following Business Day or (c) when sent, if sent by electronic mail before 5:00 p.m. on a Business Day at the location of receipt and otherwise the next following Business Day. Any Party may change the address to which Notices under this Agreement are to be sent to it by giving written notice of a change of address in the manner provided in this Agreement for giving Notice.

        Section 5.5    Remedies.    All remedies set forth in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to a Party at law, in equity or otherwise, and may be enforced concurrently or from time to time.

        Section 5.6    Governing Law.    This Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of New York without reference to any choice of law rules that would require the application of the laws of any other jurisdiction.

        Section 5.7    Consent to Jurisdiction.    Each Party to this Agreement, by its execution hereof, (a) hereby irrevocably consents and agrees that any action, suit or proceeding arising in connection with any disagreement, dispute, controversy or claim, in whole or in part, arising out of, related to, based upon or in connection with this Agreement or the subject matter hereof shall be brought only in the courts of the State Courts of the State of New York, New York County or the United States District Court located in the State of New York, New York County, (b) hereby waives to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any such action other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of forum non conveniens or otherwise. Each Party hereby (i) consents to service of process in any such action in any manner permitted by New York law, (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 5.4 shall constitute good and valid service of process in any such action, and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

        Section 5.8    Specific Performance.    The Parties to this Agreement each acknowledge that each Party would not have an adequate remedy at law for money damages in the event that any of the covenants hereunder have not been performed in accordance with their terms, and therefore agree that each other Party hereto shall be entitled to specific enforcement of the terms hereof and any other equitable remedy to which such Party may be entitled. Each of the Parties hereby waives (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief.

        Section 5.9    Binding Effect; Persons Benefiting; Assignment.    This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of each of the other

5

Parties, this Agreement may not be assigned by any of the Parties and any purported assignment made without such consent shall be null and void.

        Section 5.10    Counterparts.    This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed an original and each of which shall constitute one and the same instrument.

        Section 5.11    Entire Agreement.    This Agreement, including any Schedules, any documents executed by the Parties simultaneously herewith or pursuant thereto constitute the entire understanding and agreement of the Parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the Parties with respect to such subject matter.

        Section 5.12    Severability.    If any provision of this Agreement, or the application thereof to any Person or circumstance, is invalid or unenforceable in any jurisdiction, (a) a substitute and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable in such jurisdiction, the intent and purpose of their invalid or unenforceable provision; and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability of such provision affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        Section 5.13    Amendments and Waivers.    This Agreement, including any Schedules, may not be amended, altered or modified except by written instrument executed by each of the Parties hereto. The failure by any Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision nor in any way to affect the validity of this Agreement or any part hereof or the right of such Party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance. Any waiver made by any Party hereto in connection with this Agreement shall not be valid unless agreed to in writing by such Party.

        Section 5.14    Mutual Drafting; Interpretation.    Each Party hereto has participated in the drafting of this Agreement, which each such Party acknowledges is the result of extensive negotiations between the Parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision.

        Section 5.15    Third Party Beneficiaries.    Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person, other than the Parties hereto and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement, such third Persons specifically including employees or creditors of the Company.

[Remainder of Page Left Blank]

6

        IN WITNESS WHEREOF, the Parties hereto have each caused this Management Agreement to be executed and delivered by its duly authorized representative as of the date first written above.

DEERFIELD CAPITAL CORP.
By:
	Name:	Jonathan Trutter
	Title:	Executive Officer
BOUNTY INVESTMENTS, LLC
By:
	Name:	Andrew Intrater
	Title:	Chief Executive Officer

Signature Page to Bounty Management Agreement

 SCHEDULE A

SERVICES

        The following shall constitute the Services:

  •
  Maintenance of separate books and records of Receiver on an income tax basis, including the establishment of a general ledger and periodic journal entries to update Receiver's accounts

  •
  Support the annual audit of Receiver by providing information to the relevant auditors retained by Receiver in response to audit requests or otherwise

  •
  Prepare financial statements on an income tax basis, including unaudited quarterly statements and audited annual reports and notes to the financial statements

  •
  Provide account information and all other requested documentation in support of the annual K1 preparation process

  •
  Act as representative of Receiver in dealings with Receiver's external auditor, tax and legal advisors, and bankers; provided that Receiver shall be responsible for retaining any such parties

  •
  Respond to Receiver's reasonable inquiries for financial metrics with respect to the CLO securities held by Receiver, including, without limitation, comparative pricing and forecasts

        Notwithstanding the foregoing, all receipts and disbursements of funds will continue to be the responsibility of the Receiver.

Exhibit D

DEERFIELD CAPITAL CORP.

2010 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the Deerfield Capital Corp. 2010 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons and entities (including Consultants and prospective employees) providing services to Deerfield Capital Corp. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons and entities with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        "Administrator" means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors. To the extent that an Award is intended to constitute "qualified performance-based compensation" within the meaning of the regulations promulgated under Section 162(m) of the Code, the Administrator shall consist of two or more members, each of whom is an Outside Director.

        "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

        "Award Certificate" means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

        "Board" means the Board of Directors of the Company.

        "Cash-Based Award" means an Award entitling the recipient to receive a cash-denominated payment.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Consultant" means any natural person or entity that provides bona fide services to the Company or any Subsidiary as a consultant or advisor.

        "Covered Employee" means an employee designated by the Company as a potential "Covered Employee" within the meaning of Section 162(m) of the Code.

        "Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

        "Dividend Equivalent Right" means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

        "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 22.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator and in accordance with Section 409A; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ Capital Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

        "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

        "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

        "Outside Director" means a member of the Board who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

        "Performance-Based Award" means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code and the regulations promulgated thereunder.

        "Performance Criteria" means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: (i) earnings before interest, taxes, depreciation and amortization, (ii) net income (loss) (either before or after interest, taxes, depreciation and/or amortization), (iii) changes in the market price of the Stock, (iv) economic value-added, (v) funds from operations or similar measure, (vi) sales or revenue, (vii) acquisitions or strategic transactions, (viii) operating income (loss), (ix) cash flow (including, but not limited to, operating cash flow and free cash flow), (x) return on capital, assets, equity, investment or assets under management, (xi) stockholder returns, (xii) return on sales, (xiii) gross or net profit levels, (xiv) productivity, (xv) expense, (xvi) margins, (xvii) operating efficiency, (xviii) customer satisfaction, (xix) working capital, (xx) earnings (loss) per share of Stock, (xxi) sales, (xxii) market share, (xxiii) number of customers, (xxiv) REIT taxable income, (xxv) cash dividends per share, (xxvi) book value, (xxvii) ratio of pre-tax net income to gross income, (xxviii) assets under investment management, (xxix) investment management fees, and (xxx) new originations of assets, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

        "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award. Each such period shall not be less than either (i) twelve (12) months or (ii) nine (9) months within the 2011 calendar year.

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        "Performance Goals" means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

        "Performance Share Award" means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

        "Restricted Stock Award" means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

        "Restricted Stock Units" means an Award of phantom stock units to a grantee.

        "Sale Event" shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person or entity, or (iv) any other transaction in which the owners of the Company's outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

        "Sale Price" means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

        "Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

        "Stock" means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.

        "Stock Appreciation Right" means an Award entitling the recipient to receive shares of Stock or cash, as determined by the Administrator, having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

        "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has at least a fifty percent (50%) interest, either directly or indirectly.

        "Ten Percent Owner" means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

        "Unrestricted Stock Award" means an Award of shares of Stock free of any restrictions.

SECTION 2.    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

        (a)    Administration of Plan.    The Plan shall be administered by the Administrator; provided that the amount, timing and terms of the grants of Awards to persons who are subject to the reporting and other provisions of Section 16 of the Exchange Act shall be determined by (i) the Board or (ii) a committee of the Board of not less than two (2) members that is comprised solely of Non-Employee Directors who meet the conditions set forth in Rule 16b-3(b)(3) promulgated under the Exchange Act (and for such purposes, the Board or such committee shall be deemed the "Administrator" hereunder).

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        (b)    Powers of Administrator.    The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i)  to select the individuals to whom Awards may from time to time be granted;

         (ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

        (iii)  to determine the number of shares of Stock to be covered by any Award;

        (iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

         (v)  to accelerate at any time the exercisability or vesting of all or any portion of any Award;

        (vi)  subject to the provisions of Section 5(b) and Section 409A, to extend at any time the period in which Stock Options may be exercised; and

       (vii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

        All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

        (c)    Delegation of Authority to Grant Options.    Subject to applicable law, the Administrator, in its discretion, may delegate to any one or more executive officers of the Company, as a single member committee, all or part of the Administrator's authority and duties with respect to the granting of Options to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan. Any delegation pursuant to this Section 2(c) shall automatically terminate, without any additional action by the Administrator, at such time as the executive officers of the Company cease to serve as executive officers.

        (d)    Award Certificate.    Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

        (e)    Indemnification.    Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company's articles or bylaws or any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

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        (f)    Foreign Award Recipients.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

        (a)    Stock Issuable.    The maximum number of shares of Stock reserved and available for issuance under the Plan shall be [          ] shares,(1) subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than [            ](2) shares of Stock may be granted to any one individual grantee during any one calendar year period and no more than [            ](3) shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(1)
NTD: To equal 12.5% of the outstanding stock.

(2)
NTD: To equal 12.5% of the outstanding stock.

(3)
NTD: To equal 12.5% of the outstanding stock.

        (b)    Changes in Stock.    Subject to Section 3(c) hereof, in the event of any corporate event or transaction involving the Company or a Subsidiary such as a merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, exchange of shares, spin-off, extraordinary cash dividend or other similar change in capital structure or similar corporate event or transaction, the Administrator shall, to prevent dilution or enlargement of participant's rights under the Plan, in its sole discretion, make an appropriate or proportionate adjustment in (i) the maximum number and kind of shares or other securities reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which

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such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

        (c)    Sale Event.    Upon the occurrence of a Sale Event after the Effective Date, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Administrator shall determine otherwise in the Award Certificate, the Administrator is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof): (a) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for outstanding Awards (excluding the consideration payable upon settlement of the Awards); (c) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of such event; (d) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event or such other period as determined by the Administrator (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; (e) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, shares, other property or any combination thereof) as determined in the sole discretion of the Administrator and which value may be zero, provided, that, in the case of Stock Options and Stock Appreciation Rights or similar Awards, the fair value may equal the excess, if any, of the value of the consideration to be paid in the Sale Event transaction to holders of the same number of shares subject to such Awards (or, if no such consideration is paid, Fair Market Value of the Shares subject to such outstanding Awards or portion thereof being canceled) over the aggregate exercise price, with respect to such Awards or portion thereof being canceled, or if no such excess, zero; and (f) cancellation of all or any portion of outstanding unvested and/or unexercisable Awards for no consideration.

        (d)    Substitute Awards.    The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.    ELIGIBILITY

        Grantees under the Plan will be such full or part-time officers and other employees, Directors and key persons and entities (including Consultants and prospective employees) providing services to the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.    STOCK OPTIONS

        Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

        Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the

6

extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

        Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

        (a)    Exercise Price.    The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value on the grant date.

        (b)    Option Term.    The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five (5) years from the date of grant.

        (c)    Exercisability; Rights of a Stockholder.    Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

        (d)    Method of Exercise.    Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise, in accordance with procedures set forth by the Administrator, to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:

          (i)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

         (ii)  Through the delivery (or attestation to the ownership) of shares of Stock that are owned by the optionee and that are not then subject to restrictions under any Company plan, which surrendered shares shall be valued at Fair Market Value on the exercise date;

        (iii)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

        (iv)  With respect to Stock Options that are not Incentive Stock Options, by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes

7

that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in any Stock Options that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries.

        (e)    Annual Limit on Incentive Stock Options.    To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. Each provision of the Plan and each Award Certificate relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Certificate thereof that cannot be so construed shall be disregarded. To the extent that any Incentive Stock Option fails to qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

SECTION 6.    STOCK APPRECIATION RIGHTS

        (a)    Exercise Price of Stock Appreciation Rights.    The exercise price of a Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant.

        (b)    Grant and Exercise of Stock Appreciation Rights.    Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

        (c)    Terms and Conditions of Stock Appreciation Rights.    Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten (10) years. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in any Stock Appreciation Rights that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries.

SECTION 7.    RESTRICTED STOCK AWARDS

        (a)    Nature of Restricted Stock Awards.    The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

        (b)    Rights as a Stockholder.    Unless the Administrator shall otherwise determine, upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to dividends and the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Certificate.Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted

8

Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

        (c)    Restrictions.    Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee's legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

        (d)    Vesting of Restricted Stock.    The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.    RESTRICTED STOCK UNITS

        (a)    Nature of Restricted Stock Units.    The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock or cash, as determined by the Administrator. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

        (b)    Election to Receive Restricted Stock Units in Lieu of Compensation.    The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and

9

under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

        (c)    Rights as a Stockholder.    A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his or her Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

        (d)    Termination.    Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.    UNRESTRICTED STOCK AWARDS

        Grant or Sale of Unrestricted Stock.    The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.    CASH-BASED AWARDS

        Grant of Cash-Based Awards.    The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11.    PERFORMANCE SHARE AWARDS

        (a)    Nature of Performance Share Awards.    The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, and such other limitations and conditions as the Administrator shall determine.

        (b)    Rights as a Stockholder.    A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

        (c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in all Performance Share Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

10

SECTION 12.    PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

        (a)    Performance-Based Awards.    Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below. Each provision of the Plan and each Award Certificate relating to Performance-Based Awards shall be construed so that each such Award shall be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and related regulations, and any provisions that cannot be so construed shall be disregarded.

        (b)    Grant of Performance-Based Awards.    With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first ninety (90) days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

        (c)    Payment of Performance-Based Awards.    Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee's Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

        (d)    Maximum Award Payable.    The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is [        ](4) shares of Stock (subject to adjustment as provided in Section 3(b) hereof) or $[        ] in the case of a Performance-Based Award that is a Cash-Based Award.

(4)
NTD: To equal 1/3 of total pool.

        (e)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in all Performance-Based Awards shall automatically terminate upon the grantee's termination of

11

employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason..

SECTION 13.    DIVIDEND EQUIVALENT RIGHTS

        (a)    Dividend Equivalent Rights.    A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or on a deferred basis. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of a Restricted Stock Units, Restricted Stock Award or Performance Share Award may also contain terms and conditions different from such other Award.

        (b)    Termination.    Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in all Dividend Equivalent Rights or interest equivalents granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.    TRANSFERABILITY OF AWARDS

        (a)    Transferability.    Except as provided in Section 14(b) below, during a grantee's lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee's legal representative or guardian in the event of the grantee's incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

        (b)    Administrator Action.    Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or Director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

        (c)    Family Member.    For purposes of Section 14(b), "family member" shall mean a grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than fifty percent (50%) of the voting interests.

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        (d)    Designation of Beneficiary.    Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 15.    TAX WITHHOLDING

        (a)    Payment by Grantee.    Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

        (b)    Payment in Stock.    Subject to approval by the Administrator, a grantee may elect to have the Company's minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 16.    SECTION 409A AWARDS

        (a)    General.    The Company intends that the Plan and all Awards be construed to avoid the imposition of additional taxes, interest, and penalties pursuant to Section 409A. Notwithstanding the Company's intention, in the event any Award is subject to such additional taxes, interest or penalties pursuant to Section 409A, the Administrator may, in its sole discretion and without a grantee's prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the Plan and/or any Award from the application of Section 409A, (b) preserve the intended tax treatment of any such Award, or (c) comply with the requirements of Section 409A, including without limitation any such regulations, guidance, compliance programs, and other interpretative authority that may be issued after the date of the grant.

        (b)    Specified Employees.    To the extent that any Award is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A (a "409A Award"), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a "separation from service" (within the meaning of Section 409A) to a grantee who is then considered a "specified employee" (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six (6) months and one (1) day after the grantee's separation from service, or (ii) the grantee's death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

        (c)    Separation from Service.    A termination of service shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Certificate providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of service, unless such termination is also a "separation from service" within

13

the meaning of Section 409A and the payment thereof prior to a "separation from service" would violate Section 409A. For purposes of any such provision of the Plan or any Award Certificate relating to any such payments or benefits, references to a "termination," "termination of employment," "termination of service," or like terms shall mean "separation from service."

SECTION 17.    TRANSFER, LEAVE OF ABSENCE, ETC.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

        (a)   a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

        (b)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.    AMENDMENTS AND TERMINATION

        The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as provided in Section 3(b), 3(c) or 16, without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(b), 3(c) or 16.

SECTION 19.    STATUS OF PLAN

        With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20.    GENERAL PROVISIONS

        (a)    No Distribution.    The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

        (b)    Delivery of Stock Certificates.    Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the

14

grantee's last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic "book entry" records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

        (c)    Stockholder Rights.    Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

        (d)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

        (e)    Trading Policy Restrictions.    Option exercises and other Awards under the Plan shall be subject to the Company's insider trading policies and procedures, as in effect from time to time.

        (f)    Forfeiture of Awards under Sarbanes-Oxley Act.    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the twelve (12)-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

        (g)    Erroneously Awarded Compensation.    All Awards, if and to the extent subject to the Dodd-Frank Wall Street Reform and Consumer Protection Act, shall be subject to any incentive compensation policy established from time to time by the Company to comply with such Act

        (h)    Unfunded Plan.    Grantees shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Subsidiaries may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any grantee, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be

15

established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

        (i)    No Guarantees Regarding Tax Treatment.    Grantees (or their beneficiaries) shall be responsible for all taxes with respect to any Awards under the Plan. The Administrator and the Company make no guarantees to any person regarding the tax treatment of Awards or payments made under the Plan. Neither the Administrator nor the Company has any obligation to take any action to prevent the assessment of any tax on any person with respect to any Award under Section 409A or Section 457A of the Code or otherwise and none of the Company, any of its Subsidiaries, or any of their employees or representatives shall have any liability with respect thereto.

SECTION 21.    LIMITATION ON BENEFITS

        The benefits that a participant may be entitled to receive under this Plan and other benefits that a participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as "Payments"), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Section 21, the Parachute Payments will be reduced if, and only to the extent that, a reduction will allow a participant to receive a greater Net After Tax Amount than a participant would receive absent a reduction.

        The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the participant's total Parachute Payments.

        The Accounting Firm will next determine the largest amount of Payments that may be made to the participant without subjecting the participant to tax under Code Section 4999 (the "Capped Payments"). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

        The participant will receive the total Parachute Payments or the Capped Payments, whichever provides the participant with the higher Net After Tax Amount. If the participant will receive the Capped Payments, the total Parachute Payments will be adjusted in the following order:

  •
  first, if the Parachute Payments include the value of acceleration in the time at which any Payment, not subject to Section 409A, is paid, a delay in the time of payment (but not a delay of vesting) of such Payment, provided that such delay shall apply to the aggregate amount of such Payments (and not on a Payment-by-Payment basis) and such aggregate amount shall be delayed only to the extent necessary to satisfy Section 21 hereof;

  •
  second, to the extent further reduction is required by Section 21 hereof, a reduction in the amount of Payments not subject to Section 409A required to be paid or delivered, provided that the applicable Participant shall be entitled to select among the forms of Payment (not subject to Section 409A) that shall be reduced; and

  •
  third, to the extent further reduction is required by Section 21 hereof, if the Parachute Payments include the value of acceleration in the time at which any Payment vests, a cutback in the extent of such accelerated vesting; provided however that such cutback does not result in a violation of Section 409A or make the Payment subject to Section 409A, in which case the Payment shall be forfeited or another Payment must be reduced. The cutback shall apply to the aggregate amount of such Payments (and not on a Payment-by-Payment basis) and accelerated vesting of such aggregate amount shall be cut back only to the extent necessary to satisfy Section 21 hereof.

        The Accounting Firm will notify the participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the participant and the Company a copy of its detailed calculations supporting that determination.

16

        As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article 21, it is possible that amounts will have been paid or distributed to the participant that should not have been paid or distributed under this Article 21 ("Overpayments"), or that additional amounts should be paid or distributed to the participant under this Article 21 ("Underpayments"). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the participant must repay to the Company, without interest; provided, however, that no loan will be deemed to have been made and no amount will be payable by the participant to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the participant and the Company of that determination and the amount of that Underpayment will be paid to the participant promptly by the Company.

        For purposes of this Article 21, the term "Accounting Firm" means the independent accounting firm engaged by the Company immediately before the date of the Sale Event. For purposes of this Article 21, the term "Net After Tax Amount" means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Article 21, the term "Parachute Payment" means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

        Notwithstanding any other provision of this Article 21, the limitations and provisions of this Article 21 shall not apply to any participant who, pursuant to an agreement with the Company or the terms of another plan maintained by the Company, is entitled to indemnification for any liability that the participant may incur under Code Section 4999.

SECTION 22.    EFFECTIVE DATE OF PLAN

        This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company's bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth (10th) anniversary of the date the Plan is approved by the Board.

SECTION 23.    GOVERNING LAW

        This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of New York, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:

DATE APPROVED BY STOCKHOLDERS:

17

 Exhibit E

PUT/CALL AGREEMENT

        THIS PUT/CALL AGREEMENT, dated as of [                        ], 2011 (this "Agreement"), is by and between Deerfield Capital Corp., a Maryland corporation ("Parent"), and CIFC Parent Holdings LLC, a Delaware limited liability company (the "Company Stockholder") (each referred to herein as a "Party" to this Agreement and collectively referred to as the "Parties").

        WHEREAS, Parent, Bulls I Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent, Bulls II Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent, the Company Stockholder and Commercial Industrial Finance Corp., a Delaware corporation and wholly-owned subsidiary of the Company Stockholder (the "Company"), are parties to the Agreement and Plan of Merger, dated as of December 21, 2010 (the "Merger Agreement") (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement);

        WHEREAS, pursuant to the Merger Agreement (and subject to the terms and conditions set forth therein), the Company Stockholder is entitled to receive the Contingent Cash Consideration and a portion of any Incentive Fees actually received by Parent, the Final Surviving Entity or any of their respective Subsidiaries or controlled Affiliates on or before the tenth (10th) anniversary of the Closing Date (the "Put/Call Date");

        WHEREAS, Parent and the Company Stockholder desire to establish the terms on which the Company Stockholder will receive additional payments in respect of Incentive Fees payable after the Put/Call Date; and

        WHEREAS, the execution and delivery of this Agreement is a condition to the obligations of the Company Stockholder to consummate the transactions contemplated by the Merger Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows.

        Section 1.    Additional Payment.

        (a)   No later than thirty (30) days prior to the Put/Call Date (and no earlier than sixty (60) days prior to the Put/Call Date), Parent shall deliver to the Company Stockholder a statement setting forth Parent's calculation of all of the Incentive Fees payable from and after the Put/Call Date (the "Unpaid Incentive Fees"), together with the assumptions used by Parent in calculating such amounts (including assumptions with respect to fund performance) and any other information that the Company Stockholder may reasonably request to verify the amounts reflected such calculation. Parent shall in good faith consider all reasonable comments made by the Company Stockholder on such calculation and assumptions and the parties agree to cooperate in good faith to resolve any disputes over such calculation and assumptions.

        (b)   On the Put/Call Date, Parent shall pay to the Company Stockholder a lump sum amount equal to the amount to which the Company Stockholder would have been entitled pursuant to Section 2.7(c) of the Merger Agreement if Parent, the Final Surviving Entity or any of their respective Subsidiaries or Affiliates had received an amount equal to the present value of the Unpaid Incentive Fees (calculated based on the Applicable Discount Rate (as defined below)) prior to the Put/Call Date. For purposes of this Agreement, "Applicable Discount Rate" means (i) for the "Tier I Incentive Management Fees"(as defined in the applicable Company CLO Management Agreement), fifteen percent (15%), and (ii) for the "Tier II Incentive Management Fees" (as defined in the applicable Company CLO Management Agreement), twenty percent (20%).

        (c)   All payments pursuant to this Agreement shall be (i) paid by wire transfer of immediately available funds to an account designated by the Company Stockholder by written notice to Parent prior to the Put/Call Date and (ii) deemed Contingent Cash Consideration for all purposes under the Merger Agreement (including, without limitation, Section 2.7(d) thereof).

        Section 2.    Further Assurances.    Each Party shall cooperate with and take such action as may be reasonably requested by another Party in order to carry out the provisions and purposes of this Agreement.

        Section 3.    Notices.    All Notices shall be in writing and addressed as follows:

  If to Parent:

  Deerfield Capital Corp.
  6250 North River Road
  Rosemont, IL 60018
  Attention: Robert Contreras
  Facsimile:  (773) 380-1695
  Email: rcontreras@DeerfieldCapital.com

  with copies to:

  Weil, Gotshal & Manges LLP
  767 Fifth Avenue
  New York, NY 10153
  Attention: Simeon Gold, Esq.
  Facsimile:  (212) 310-8007
  E-mail: simeon.gold@weil.com

  If to the Company Stockholder:

  CIFC Parent Holdings LLC
  250 Park Avenue, 5th Floor
  New York, NY 10177
  Attention: Peter Gleysteen
  Facsimile:  (212) 624-1199
  E-mail: pgleysteen@cifc.com

  with copies to:

  Goodwin Procter LLP
  135 Commonwealth Drive
  Menlo Park, CA 94025
  Attention: Kevin M. Dennis, Esq.
  Facsimile:  (650) 853-1038
  E-mail: kdennis@goodwinprocter.com

Notices shall be deemed given (a) on the first (1st) business day after being sent, prepaid, by nationally recognized overnight courier that issues a receipt or other confirmation of delivery, (b) upon machine generated acknowledgement of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a business day at the location of receipt and otherwise on the next following business day or (c) when sent, if sent by electronic mail before 5:00 p.m. on a business day at the location of receipt and otherwise the next following business day. Any Party may change the address to which Notices under this Agreement are to be sent to it by giving written notice of a change of address in the manner provided in this Agreement for giving Notice.

        Section 4.    Governing Law.    EXCEPT TO THE EXTENT THAT THE LAWS OF THE STATE OF MARYLAND APPLICABLE TO THE ELECTION OF DIRECTORS ARE APPLICABLE, THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN

2

ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW RULES THAT WOULD APPLY THE LAWS OF ANY OTHER JURISDICTION.

        Section 5.    Consent to Jurisdiction.    Each Party to this Agreement, by its execution hereof, (a) hereby irrevocably consents and agrees that any action, suit or proceeding arising in connection with any disagreement, dispute, controversy or claim, in whole or in part, arising out of, related to, based upon or in connection with this Agreement or the subject matter hereof shall be brought only in the courts of the State Courts of the State of New York, New York County or the United States District Court located in the State of New York, New York County, (b) hereby waives to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any such action other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of forum non conveniens or otherwise. Each Party hereby (i) consents to service of process in any such action in any manner permitted by New York law, (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 3, shall constitute good and valid service of process in any such action and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

        Section 6.    Waiver of Jury Trial.    The Parties each hereby waive trial by jury in any judicial proceeding involving, directly or indirectly, any matters (whether sounding in tort, contract or otherwise) in any way arising out of, related to or connected with this Agreement or the transactions contemplated hereby.

        Section 7.    Binding Effect; Persons Benefiting; Assignment.    This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the other Party hereto, this Agreement may not be assigned by Parent and any purported assignment made without such consent shall be null and void.

        Section 8.    Counterparts.    This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed an original and each of which shall constitute one and the same instrument.

        Section 9.    Amendments and Waivers; Termination.    This Agreement may not be amended, altered or modified except by written instrument executed by Parent and the Company Stockholder.

        Section 10.    Mutual Drafting; Interpretation.    Each Party hereto has participated in the drafting of this Agreement, which each such Party acknowledges is the result of extensive negotiations between the Parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision.

[Remainder of Page Left Blank]

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        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

COMPANY:
DEERFIELD CAPITAL CORP.
By:
	Name:	Jonathan Trutter
	Title:	Chief Executive Officer
BOUNTY:
BOUNTY INVESTMENTS, LLC
By:
	Name:	Andrew Intrater
	Title:	Chief Executive Officer
CIFC PARENT:
CIFC PARENT HOLDINGS LLC
By:
	Name:	Peter Gleysteen
	Title:	Chief Executive Officer

Signature Page to Put/Call Agreement

Exhibit F

DEERFIELD CAPITAL CORP.

ARTICLES OF AMENDMENT

        DEERFIELD CAPITAL CORP., a Maryland corporation having its principal office in Baltimore City, Maryland (the "Corporation") hereby certifies to the Maryland State Department of Assessments and Taxation that:

        FIRST: The Corporation desires to amend its charter as currently effect as follows:

        (a)   by deleting the second paragraph of Section 4.1 thereof in its entirety; and

        (b)   by deleting ARTICLE IX in its entirety;

        (c)   by inserting a new Article IX to read in its entirety as follows

        ARTICLE IX. Election Pursuant to Section 3-802(c) of the Maryland General Corporation Law. The Corporation shall be prohibited from electing to be subject to Section 3-803 of the Maryland General Corporation Law.

        SECOND: (a)    The directors of the Corporation at a meeting duly noticed and held declared advisable and approved the foregoing amendment by the vote required under Maryland law and the charter and bylaws of the Corporation.

        (b)   The stockholders of the Corporation approved the foregoing amendment at a special meeting of stockholders duly called by the vote required under Maryland law and the charter and bylaws of the Corporation.

        THIRD: The undersigned President acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and this statement is made under the penalties of perjury.

        IN WITNESS WHEREOF, Deerfield Capital Corp. has caused these presents to be signed in its name and on its behalf by its President this [      ] day of [                ], 2011.

ATTEST:	DEERFIELD CAPITAL CORP.
By
Assistant Secretary		xxxx President

[Corporate Seal]

Annex A-2
EXECUTION COPY

AMENDMENT TO AGREEMENT AND PLAN OF MERGER

        THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Amendment"), dated as of February 16, 2011, is made by and among Deerfield Capital Corp., a Maryland corporation ("Parent"), Bulls I Acquisition Corporation, a Delaware corporation and a direct wholly-owned subsidiary of Parent ("First MergerSub"), Bulls II Acquisition LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Parent ("Second MergerSub" and, together with First MergerSub, "MergerSubs"), Commercial Industrial Finance Corp., a Delaware corporation (the "Company"), and CIFC Parent Holdings LLC, a Delaware limited liability company and the sole stockholder of the Company (the "Company Stockholder" and collectively with Parent, MergerSubs and the Company, the "Parties").

RECITALS

        WHEREAS, the Parties entered into that certain Agreement and Plan of Merger, dated as of December 21, 2010 (as amended from time to time, the "Merger Agreement");

        WHEREAS, the Parties entered into that certain letter agreement, dated as of January 5, 2011, pursuant to which the Parties agreed to extend the date by which applicable steps were to be taken to obtain the Company Consents and the Parent Consents to January 12, 2011;

        WHEREAS, in accordance with Section 10.11 of the Merger Agreement, the Parties now intend to amend certain provisions of the Merger Agreement as set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties hereby agrees as follows:

        SECTION 1. Defined Terms.    Capitalized terms defined in the Merger Agreement are used in this Amendment with the same meaning, unless otherwise indicated.

        SECTION 2. Amendments to Merger Agreement.    The Merger Agreement is hereby amended as follows:

        2.1   Article 5 of the Merger Agreement is hereby amended to add a new Section 5.19 thereto:

        "Section 5.19. Management Equity Incentive Plan. Parent shall seek, and use its commercially reasonable efforts to obtain, the approval of Parent's stockholders, at the next regularly scheduled annual meeting of stockholders of Parent, to adopt the Management Equity Incentive Plan."

        2.2   Section 6.2(k) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

        The Parent Board (or the compensation committee thereof) shall have approved and adopted the Management Equity Incentive Plan; provided, that such approval shall be conditioned upon and subject to stockholder approval of the Management Equity Incentive Plan.

        SECTION 3. Effect on Merger Agreement.    Other than as specifically set forth herein, all other terms and provisions of the Merger Agreement shall remain unaffected by the terms of this Amendment, and shall continue in full force and effect.

        SECTION 4. Governing Law.    This Amendment will be governed by and construed and enforced in accordance with the internal laws of the State of New York without reference to any choice of law rules that would require the application of the laws of any other jurisdiction.

        SECTION 5. Consent to Jurisdiction.    Each Party to this Amendment, by its execution hereof, (a) hereby irrevocably consents and agrees that any action, suit or proceeding arising in connection with any disagreement, dispute, controversy or claim, in whole or in part, arising out of, related to, based upon or in connection with this Amendment or the subject matter hereof shall be brought only in the courts of the State Courts of the State of New York, New York County or the United States District Court located in the State of New York, New York County, (b) hereby waives to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Amendment or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any such action other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of forum non conveniens or otherwise. Each Party hereby (i) consents to service of process in any such action in any manner permitted by New York law, (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified in Section 10.2 of the Merger Agreement, shall constitute good and valid service of process in any such action, and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

        SECTION 6. Binding Effect; Persons Benefiting; Assignment.    This Amendment shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns. Nothing in this Amendment is intended or shall be construed to confer upon any Person other than the Parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Amendment or any part hereof. The representations and warranties in this Amendment are the product of negotiations among the Parties and are for the sole benefit of the Parties.

        SECTION 7. Counterparts.    This Amendment may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed an original and each of which shall constitute one and the same instrument.

        SECTION 8. Entire Agreement.    This Amendment, the Merger Agreement including the Schedules, Exhibits, Annexes, certificates and lists referred to therein, any documents executed by the Parties simultaneously therewith or pursuant thereto constitute the entire understanding and agreement of the Parties hereto with respect to the subject matter hereof and thereof (except for the Confidentiality Agreements, each of which shall remain in full force and effect until the Closing) and supersedes all other prior agreements and understandings, written or oral, between the Parties with respect to such subject matter.

        SECTION 9. Severability.    If any provision of this Amendment, or the application thereof to any Person or circumstance, is invalid or unenforceable in any jurisdiction, (a) a substitute and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable in such jurisdiction, the intent and purpose of their invalid or unenforceable provision; and (b) the remainder of this Amendment and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability of such provision affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        SECTION 10. Amendments and Waivers.    This Amendment may not be amended, altered or modified except by written instrument executed by each of the Parties hereto. The failure by any Party hereto to enforce at any time any of the provisions of this Amendment shall in no way be construed to be a waiver of any such provision nor in any way to affect the validity of this Amendment or any part

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hereof or the right of such Party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Amendment shall be held to be a waiver of any other or subsequent breach or non-compliance. Any waiver made by any Party hereto in connection with this Amendment shall not be valid unless agreed to in writing by such Party.

        SECTION 11. Mutual Drafting; Interpretation.    Each Party hereto has participated in the drafting of this Amendment, which each such Party acknowledges is the result of extensive negotiations between the Parties. If an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision.

        SECTION 12. Third Party Beneficiaries.    Nothing herein express or implied is intended or shall be construed to confer upon or give to any Person, other than the Parties hereto and their respective permitted successors and assigns, any rights or remedies under or by reason of this Amendment, such third Persons specifically including employees or creditors of the Company.

[Remainder of Page Left Blank]

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        IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

DEERFIELD CAPITAL CORP.
By:	Jonathan Trutter
	Name:	Jonathan Trutter
	Title:	Chief Executive Officer
BULLS I ACQUISITION CORPORATION
By:	Jonathan Trutter
	Name:	Jonathan Trutter
	Title:	Chief Executive Officer
BULLS II ACQUISITION LLC
By:	Jonathan Trutter
	Name:	Jonathan Trutter
	Title:	Chief Executive Officer
COMMERCIAL INDUSTRIAL FINANCE CORP.
By:	Peter Gleysteen
	Name:	Peter Gleysteen
	Title:	Chief Executive Officer
CIFC PARENT HOLDINGS LLC
By:	Peter Gleysteen
	Name:	Peter Gleysteen
	Title:	Chief Executive Officer

Signature Page to Amendment to Agreement and Plan of Merger

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Annex B

FORM OF

CERTIFICATE OF INCORPORATION

OF

DEERFIELD CAPITAL CORP.

        THE UNDERSIGNED, being a natural person for the purpose of organizing a corporation under the General Corporation Law of the State of Delaware, hereby certifies that:

ARTICLE I

        The name of the corporation is Deerfield Capital Corp. (the "Corporation").

ARTICLE II

        The address if the Corporation's registered office in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, New Castle, Delaware 19808. The name of the registered agent at such address is Corporation Service Company.

ARTICLE III

        The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware ("DGCL").

ARTICLE IV

        The Corporation shall have authority to issue shares as follows:

        A.    Common Stock.    500,000,000 shares of Common Stock, par value $0.001 per share. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at a meeting of stockholders.

        B.    Preferred Stock.    100,000,000 shares of Preferred Stock, par value $0.001 per share, which may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

        The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in this Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

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 ARTICLE V

        The name and mailing address of the incorporator are as follows:

Robert Contreras
c/o Deerfield Capital Corp.
6250 North River Road, 12th Floor
Rosemont, IL 60018

ARTICLE VI

        The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. The number of directors that constitutes the entire Board of Directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation.

ARTICLE VII

        Except as provided in ARTICLE XI below, the Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this right.

ARTICLE VIII

        The Corporation is to have perpetual existence.

ARTICLE IX

        No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws, and no action shall be taken by the stockholders by written consent.

ARTICLE X

        In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE XI

        A.    Limitation of Directors' Liability.    To the fullest extent permitted by law, no director of the Corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director. Without limiting the effect of the preceding sentence, if the DGCL is hereafter amended to authorize the further limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

        B.    Indemnification.    The Corporation shall, except to the extent prohibited by provisions of the DGCL that may not lawfully be waived, indemnify (fully or, if not possible, partially) each of its directors and officers, including those of its directors and officers who also serve at its request as directors or officers of a subsidiary or other organization in which it owns a majority equity interest, against all liabilities, costs, damages, expenses, settlement payments and attorneys' fees, imposed upon or reasonably incurred by such person in connection with any action, suit or other proceeding, civil or criminal (including investigations or audits), in which such person may be involved or with which such person may be threatened, while in office or thereafter, by reason of acts or omissions as a director or officer of the Corporation and, if serving at the request of the Corporation, by reason of acts or omissions as a director or officer of a subsidiary or other organization in which the Corporation owns a

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majority equity interest, unless such person did not act in good faith in the reasonable belief that such person's action was in or consistent with the best interest of the Corporation. It is the intent of these provisions to indemnify directors and officers to the fullest extent not specifically prohibited by provisions of law that may not permissibly be waived, including but not limited to indemnification against claims brought derivatively by stockholders, in the name of the Corporation. The Corporation shall pay for the legal fees (and other expenses) incurred by the director or officer in defending any such proceeding in advance of the final disposition of such proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if such person shall be adjudicated not to be entitled to indemnification under these provisions. The rights of indemnification hereby provided shall not be exclusive of or affect other rights to which any director or officer may be entitled by bylaw, contract or otherwise. As used in this paragraph, the terms "director" and "officer" includes heirs, executors and administrators of such persons. Any indemnification to which a person is entitled under these provisions shall be provided although the person to be indemnified is no longer a director or officer of the Corporation or of such other organization.

        C.    Amendments.    Neither any amendment nor repeal of this ARTICLE XI, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this ARTICLE XI, shall eliminate or reduce the effect of this ARTICLE XI, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this ARTICLE XI, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

ARTICLE XII

        A director or officer of the Corporation shall not be disqualified by his office from dealing or contracting with the Corporation as a vendor, purchaser, employee, agent, or otherwise. No transaction or contract or act of the Corporation shall be void or voidable or in any way affected or invalidated by reason of the fact that any director or officer, or any entity of which any director or officer is a shareholder, partner, member or director, is in any way interested in such transaction or contract or act. No director or officer shall be accountable or responsible to the Corporation for or in respect to any transaction or contract or act of the Corporation or for any gains or profits directly or indirectly realized by him by reason of the fact that he or any entity of which he is a shareholder, partner, member or director, is interested in such transaction or contract or act; provided the fact that such director or officer or such entity is so interested shall have been disclosed or shall have been known to the Board of Directors or such members thereof as shall be present at any meeting of the Board of Directors at which action upon such contract or transaction or act shall have been taken. Any director may be counted in determining the existence of a quorum at any meeting of the board of directors which shall authorize or take action in respect to any such contract or transaction or act, and may vote thereat to authorize, ratify, or approve any such contract or transaction or act, and any officer of the Corporation may take any action within the scope of his authority respecting such contract or transaction or act with like force and effect as if he or any entity of which he is a shareholder, partner, member or director, were not interested in such transaction or contract or act. Without limiting or qualifying the foregoing, if in any judicial or other inquiry, suit, cause, or proceeding, the question of whether a director or officer of the Corporation has acted in good faith is material, then notwithstanding any statute or rule of law or of equity to the contrary (if any there be), his good faith shall be presumed, in the absence of proof to the contrary by clear and convincing evidence.

ARTICLE XIII

        Meetings of the stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

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 ARTICLE XIV

        The Corporation expressly elects not to be governed by Section 203 of the DGCL.

[The Remainder of This Page is Intentionally Left Blank]

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        IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation on the [        ] day of [                        ], 2011.

Robert Contreras Sole Incorporator

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 Annex C

FORM OF
BYLAWS
OF
DEERFIELD CAPITAL CORP.
(a Delaware corporation)
As in effect [            ], 2011

ARTICLE I
OFFICE

        SECTION 1.1    Registered Office.    The registered office of Deerfield Capital Corp. (the "Corporation") shall be fixed in the Corporation's Certificate of Incorporation (as may be amended or restated from time to time, the "Certificate of Incorporation").

        SECTION 1.2    Additional Offices.    The Corporation may have additional offices, within or without the State of Delaware, including a principal executive office, at such places as the Corporation's Board of Directors (the "Board of Directors") may from time to time determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

        SECTION 2.1    Annual Meetings.    If required by applicable law, an annual meeting of stockholders shall be held for the election of directors at such date, time and place, if any, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time; provided that such date, time and place, if any, may be subsequently changed at any time by resolution of the Board of Directors. If no annual meeting has been held for a period of thirteen (13) months after the Corporation's last annual meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these Bylaws or otherwise, all the force and effect of an annual meeting. Any other proper business may be transacted at the annual meeting.

        SECTION 2.2    Special Meetings.    A special meeting of the stockholders may be called at any time by the Chairman of the Board or the Chief Executive Officer, or by the Secretary upon resolution of the Board of Directors or at the request in writing of one or more stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at that meeting.

        Written requests by stockholders requesting the special meeting must be signed by each stockholder, or a duly authorized agent, and must provide (i) the specific purpose of the meeting and the matters proposed to be acted on at the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of the stockholders requesting the meeting; (ii) the name and address of each such stockholder; (iii) the number of shares of the Corporation's common stock owned of record or beneficially by each such stockholder, and (iv) to the extent applicable, the disclosures and information required under Section 2.12(a)(3) of these Bylaws. Stockholders may revoke their requests for a special meeting at any time by written revocation delivered to the Secretary.

        The Board of Directors shall determine whether all such requirements have been satisfied and such determination shall be binding on the Corporation and its stockholders. If a special meeting of the stockholders requested by the stockholders complies with this Section 2.2, such special meeting shall be held at such date, time and place as may be fixed by the Board of Directors; provided, however, a special meeting shall not be held if either (i) the Board of Directors has called but not yet held or calls for an annual meeting of stockholders and an item presented at such annual meeting is identical or substantially similar to the item (a "Similar Item," and the election of directors shall be deemed a "Similar Item" with respect to all items of business involving the election or removal of directors) specified in the request, (ii) an annual or special meeting was held not more than 12 months before the request to call the special meeting was received which presented a Similar Item to the item specified in the request, (iii) the request to call the special meeting is received by the Corporation during the period commencing ninety (90) calendar days prior to the first anniversary of the preceding year's annual meeting and ending on the date of that year's annual meeting of stockholders, or (iv) the request to call the special meeting relates to an item of business that is not a proper subject for stockholder action under applicable law.

        Business transacted at a special meeting requested by stockholders shall be limited to the items stated in the request for such special meeting, unless the Board submits additional matters to stockholders at any such special meeting.

        Nothing in this Section 2.2 shall affect or amend any of the requirements of stockholders under Section 2.12(b) of these Bylaws.

        SECTION 2.3    Notice of Meetings.    Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present and vote at such meeting, the place at which the list of stockholders may be examined, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, and any other information required by law to be included in the notice. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be mailed or otherwise delivered (including pursuant to electronic transmission in the manner provided in Section 232 of the General Corporation Law of the State of Delaware) not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting and shall otherwise comply with applicable law. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. If notice is given by electronic transmission, such notice shall be deemed to be given at the times provided in the General Corporation Law of the State of Delaware. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present. Any previously scheduled meeting of the stockholders may be postponed, and any special meeting of the stockholders called by the Board of Directors may be cancelled, by resolution of the Board of Directors upon public announcement made prior to the date previously scheduled for such meeting of stockholders.

        SECTION 2.4    Adjournments.    Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and, subject to the second succeeding sentence, notice need not be given of any such adjourned meeting if the time, date and place thereof are announced at the meeting at which the adjournment is taken or as otherwise required by law. The chairman of the meeting or the holders of a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is a quorum. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. At any continuation of the meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

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        SECTION 2.5    Quorum.    Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote generally in the election of directors, shall be necessary and sufficient to constitute a quorum for the transaction of business, except that, when specified business is to be voted on by a class or series of stock voting as a class, whether alone or with any other class or series, the holders of a majority of the shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 2.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

        SECTION 2.6    Organization.    Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, if any, or if none or in the absence of a Vice Chairman of the Board of Directors, by the Chief Executive Officer or, in the absence of the Chief Executive Officer by the President or, in the absence of the President, a Vice President or, if none of the foregoing is present, by a presiding person designated by the Board of Directors or, in the absence of such designation, by a presiding person chosen by the stockholders entitled to vote who are present in person or by proxy at the meeting. The Secretary of the Corporation or, in the Secretary's absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the person presiding over the meeting shall appoint any person present to act as secretary of the meeting.

        SECTION 2.7    Voting; Proxies; Required Vote.    Except as otherwise provided by law or the Certificate of Incorporation or these Bylaws, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock registered in the name of such stockholder on the books of the Corporation on the applicable record date for determining the stockholders entitled to vote as fixed pursuant to these Bylaws which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may vote in person or authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot. Except as otherwise provided by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, in all matters other than the election of directors, which shall be governed by Section 3.3 of these Bylaws, the affirmative vote of the holders of a majority of the voting power of the shares of stock of the Corporation which are present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders. Without limiting the foregoing, when specified business is to be voted on by one or more classes, or series, of stock voting together as a class, the affirmative vote of the holders of a majority of the voting power of the shares of such class or classes present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act thereof, unless otherwise provided in the Certificate of Incorporation.

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        SECTION 2.8    Fixing Date for Determination of Stockholders of Record.

          (a)   In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with this Section 2.8.

          (b)   In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in this State, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

          (c)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

        SECTION 2.9    List of Stockholders Entitled to Vote.    The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at

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least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the Corporation. The list of stockholders must also be open to examination at the meeting as required by applicable law.

        SECTION 2.10    Inspectors of Election.    The Board of Directors may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may (unless otherwise required by applicable law) be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. In case any person who is appointed as an inspector fails to appear or act, the vacancy shall be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such, (ii) determine the shares of capital stock of the Corporation represented at the meeting, the existence of a quorum and the validity and effect of proxies and ballots, (iii) count and tabulate all votes, ballots or consents, (iv) hear and determine all challenges and questions arising in connection with the right to vote, (v) determine the result and certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes, ballots and consents, and (vi) do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors so appointed or designated shall make a report in writing of any challenge, question or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies, ballots and consents cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

        SECTION 2.11    Conduct of Meetings.    The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the

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meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

        SECTION 2.12    Notice of Stockholder Nominations and Other Business.

          (a)   Annual Meetings of Stockholders.

            (1)   Nominations of persons for election to the Board of Directors of the Corporation and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) by or at the direction of the Board of Directors, or a committee appointed by the Board of Directors, for such purpose, (B) subject to the terms of the Amended and Restated Stockholders Agreement by and among the Corporation and certain of its stockholders, dated as of [          ], 2011 (as amended from time to time, the "Stockholders Agreement"), by any stockholder of the Corporation who (i) was a stockholder of record of the Corporation at the time the notice required by this Section 2.12 is delivered to the Secretary of the Corporation and at the time of the annual meeting, (ii) is entitled to vote at the meeting, and (iii) complies with the notice procedures set forth in this Section 2.12 as to such business or nomination, or (C) in accordance with the terms of the Stockholders Agreement. Clause (B) of the immediately preceding sentence shall be the exclusive means for a stockholder to make nominations or submit other business for action at any annual meeting of stockholders, other than matters properly brought before the meeting pursuant to notice given under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and included in the Corporation's notice of meeting.

            (2)   Without qualification or limitation of any other requirement, for any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to clause (B) of the first sentence of paragraph (a)(1) of this Section 2.12, the stockholder must have given sufficient, timely notice thereof in writing to the Secretary of the Corporation and any such proposed business must constitute a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day nor later than the close of business on the ninetieth (90th) day prior to the first anniversary of the date of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

            (3)   To be sufficient, a stockholder's notice delivered pursuant to this Section 2.12 must set forth: (A) as to each person, if any, whom the stockholder proposes to nominate for election or reelection as a director (i) all information relating to such person that would be required to be disclosed in a proxy statement required to be made in connection with solicitations of proxies for election of such persons as directors in a contested election, or as is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, (ii) such person's written consent to being named as a nominee and to

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    serving as a director if elected and (iii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and any other beneficial owner, if any, of such stock and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K of the Securities Act of 1933, as amended, if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the "registrant" for purposes of such rule and the nominee were a director or executive officer of such registrant; (B) if the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address (in the case of the stockholder, as they appear on the Corporation's books), (ii) (a) the class or series and number of shares of capital stock or other securities of the Corporation which are, directly or indirectly, owned beneficially and of record by such person, (b) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares or other securities of the Corporation or with a value derived in whole or in part from the value of any class or series of shares or other securities of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock or other securities of the Corporation or otherwise (a "Derivative Instrument"), directly or indirectly owned beneficially by such person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (c) any proxy, contract, arrangement, understanding, or relationship pursuant to which such person has a right to vote any shares of any security of the Corporation, (d) any short interest in any security of the Corporation (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, Derivative Instrument, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (e) any rights to dividends or other distributions on the shares of the capital stock of the Corporation owned by such person that are separated or separable from the underlying shares of the Corporation, (f) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner or in which any members of such stockholder's immediate family have an interest, and (g) any performance-related fees (other than an asset-based fee) that such person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such person, any

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    of its respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (v) a representation whether the stockholder or the beneficial owner, if any, intends to be or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination, and (vi) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee in relation to such stockholder or beneficial owner. Without limitation on any obligation of any such stockholder to update material information, the information required by clauses (C)(ii) and (C)(iii) of paragraph (a)(3) of this Section 2.12 shall be updated by such stockholder and beneficial owner, if any, not later than ten (10) days after the record date for determining the stockholders entitled to vote at the meeting to disclose such information as of that record date.

            (4)   Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 2.12 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 2.12 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

          (b)   Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting

            (1)   by or at the direction of the Board of Directors, or a committee appointed by the Board of Directors for such purpose;

            (2)   provided that the Board of Directors has determined that directors shall be elected at such meeting, subject to the terms of the Stockholders Agreement, by any stockholder of the Corporation who (i) is a stockholder of record of the Corporation at the time the notice provided for in this Section 2.12 is delivered to the Secretary of the Corporation and at the time of the special meeting, (ii) is entitled to vote at the meeting and upon such election, and (iii) complies with the notice procedures set forth in this Section 2.12 as to such nomination. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(3)

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    hereof with respect to any nomination shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above; or

            (3)   in accordance with the terms of the Stockholders Agreement.

          (c)   General.

            (1)   Only such persons who are nominated in accordance with the procedures set forth in this Section 2.12, the Stockholders Agreement shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.12. Except as otherwise provided by law, the Certificate of Incorporation, the Stockholders Agreement or these Bylaws, the person presiding at the meeting of stockholders shall have the power (A) to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.12 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (C)(v) of paragraph (a)(3) of this Section 2.12) and (B) if any proposed nomination or other business was not made or proposed in compliance with this Section 2.12, to declare that such nomination shall be disregarded or that such proposed other business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.12, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or other business, such nomination shall be disregarded and such proposed other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.12, to be considered a qualified representative of a stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

            (2)   For purposes of this Section 2.12, "public announcement" shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

            (3)   Notwithstanding the foregoing provisions of this Section 2.12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.12; provided however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as

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    to any other business to be considered pursuant to this Section 2.12 (including clause (B) of paragraph (a)(1) and paragraph (b) hereof), and compliance with this Section 2.12 shall be the exclusive means for a stockholder to make nominations or submit other business, as applicable (other than matters brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 2.12 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 of the Exchange Act or (B) of the holders of any class or series of stock having a preference over the common stock of the Corporation as to dividends or upon liquidation ("Preferred Stock") to elect directors pursuant to any other applicable provisions of the Certificate of Incorporation.

ARTICLE III
BOARD OF DIRECTORS

        SECTION 3.1    General Powers.    The business, property and affairs of the Corporation shall be managed by, or under the direction of, the Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, subject to the provisions of the Stockholders Agreement, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

        SECTION 3.2    Number; Qualifications.    The total number of directors that the Corporation would have if there were no vacancies (the "Whole Board") shall be not less than three (3) nor more than thirteen (13) members, the number thereof to be determined from time to time by the Board of Directors, subject to the provisions of, and in the manner specified by, the Certificate of Incorporation and the Stockholders Agreement. Upon adoption of these Bylaws, the initial number of members that constitute the Whole Board shall be eleven. Each director shall be at least eighteen (18) years of age. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. Directors need not be stockholders.

        SECTION 3.3    Election.

          (a)   Except as otherwise provided pursuant to the Stockholders Agreement, directors shall be elected by a majority of votes cast by the shares represented at a meeting of stockholders and entitled to vote thereon, a quorum being present at such meeting, unless the election is contested, in which case directors shall be elected by a plurality of votes cast by the shares represented at such meeting. A "majority of votes cast" means that the number of votes cast "for" the election of the nominee exceeds 50% of the total number of votes cast "for" or "against" the election of that nominee. Stockholders shall also be provided the opportunity to abstain from voting with respect to the election of a director. In voting on the election of directors, abstentions, votes designated to be withheld from the election of a director and shares present but not voted in respect of the election of a director, if any, shall not be considered as votes cast. An election shall be considered "contested" if the number of nominees for election is greater than the number of directors to be elected. For purposes hereof, the number of nominees shall be determined as of the last date on which a stockholder in accordance with the Bylaws may give notice of the nomination of a person for election as a director in order for such nomination to be required to be presented for a vote of the stockholders.

          (b)   Any current director who is a nominee for a member of the Board of Directors in an uncontested election who does not receive a majority of votes cast at such election shall promptly tender his or her resignation from the Board of Directors (the effectiveness of which shall be made subject to the acceptance thereof by the Board of Directors) following certification of the stockholder vote. The Nominating and Corporate Governance Committee shall, excluding the

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  nominee in question, assess the appropriateness of such nominee continuing to serve as a director and shall recommend to the Board of Directors whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors shall, excluding the nominee in question, act on the Nominating and Corporate Governance Committee's recommendation at its next regularly scheduled meeting of the Board of Directors and publicly disclose its decision and the reason for its decision on Form 8-K filed with the Securities and Exchange Commission.

          (c)   Subject to the Stockholders Agreement, each director, including a director elected to fill a vacancy, shall hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, incapacity, resignation (including resignation pursuant to the resignation policy set forth below), retirement, disqualification or removal from office. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

        SECTION 3.4    Resignation; Removal.    Any director may resign at any time upon written notice to the Corporation and, except for a resignation tendered pursuant to Section 3.3, such resignation shall take effect upon receipt thereof by the Chief Executive Officer, President or Secretary, unless otherwise specified in the resignation. Directors may be removed in accordance with the provisions of the Stockholders Agreement and as otherwise provided by applicable law.

        SECTION 3.5    Vacancies.    Any vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board of Directors and not by the stockholders.

        SECTION 3.6    Regular Meetings.    Regular meetings of the Board of Directors shall be held at such times and places as the Board of Directors shall from time to time by resolution determine. Notice need not be given of regular meetings of the Board of Directors held at times and places fixed by resolution of the Board of Directors.

        SECTION 3.7    Special Meetings.    Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chief Executive Officer, the Secretary, or by a majority of the directors then in office. A notice of the place, date and time and the purpose or purposes of each special meeting of the Board of Directors shall be given to each director by mail, personal delivery, electronic transmission or telephone at least twenty-four (24) hours before the day of the meeting. If given by mail, notice shall be deemed to be given on the business day next following the date on which such notice is deposited in the mail and if given by personal delivery on the day on which dispatched for next day delivery. Notice need not be given to any director who waives notice in writing, whether before or after the meeting, or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to him.

        SECTION 3.8    Telephonic Meetings Permitted.    Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

        SECTION 3.9    Quorum; Vote Required for Action.    Except as otherwise provided by law, the Stockholders Agreement or in these Bylaws, a majority of the Whole Board shall constitute a quorum for the transaction of business. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting from time to time to another time and place without notice. Except in cases in which the Stockholders Agreement, these Bylaws or applicable law otherwise provides, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the

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Board of Directors. Subject to the Stockholders Agreement, the directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

        SECTION 3.10    Organization.    At all meetings of the Board of Directors, the Chairman of the Board of Directors or, if none or in the absence of the Chairman of the Board of Directors or his or her inability to act, the Vice Chairman of the Board of Directors or, if none or in the absence or inability to act of the Vice Chairman of the Board of Directors, the Chief Executive Officer or, in the Chief Executive Officer's absence or inability to act, the President or, in the President's absence or inability to act, any Vice President who is a member of the Board of Directors or, if none or in such Vice President's absence or inability to act, a chairman chosen by the directors shall preside. The Secretary of the Corporation shall act as secretary at all meetings of the Board of Directors when present, and, in the Secretary's absence, the presiding person may appoint any person to act as secretary.

        SECTION 3.11    Action by Unanimous Consent of Directors.    Unless otherwise restricted by the Certificate of Incorporation, Stockholders Agreement or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be provided by electronic transmission) and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee.

        SECTION 3.12    Chairman of the Board.    The Chairman of the Board of Directors shall preside at each meeting of the Board of Directors or the stockholders. He or she shall advise and consult with the Chief Executive Officer, and shall perform such other duties as may be assigned to him or her by the Board of Directors.

        SECTION 3.13    Remuneration of Directors.    Directors may be paid their expenses reasonably incurred, if any, of attendance at each meeting of the Board of Directors and directors who are not employees of the Corporation may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated fee as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for committee service.

        SECTION 3.14    Reliance.    Each director, officer, employee and agent of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a Director.

        SECTION 3.15    Certain Rights of Directors, Officers, Employees and Agents.    The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any Director or officer, employee or agent of the Corporation, in his or her personal capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to or in competition with those of or relating to the Corporation.

ARTICLE IV
COMMITTEES

        SECTION 4.1    Appointment.    The Board of Directors may, subject to the provisions of the Certificate of Incorporation and the Stockholders Agreement, by a resolution adopted by a majority of the Whole Board, designate one or more committees. Subject to the provisions of the Stockholders

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Agreement, the Board of Directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. The Board of Directors may, subject to the provisions of the Stockholders Agreement, designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may, subject to the provisions of the Stockholders Agreement, unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and the Stockholders Agreement and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Nothing herein shall be deemed to prevent the Board of Directors from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority required to be exercised by the Board of Directors.

        SECTION 4.2    Committee Rules.    Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws.

        SECTION 4.3    Term; Termination.    In the event any person shall cease to be a director of the Corporation, such person shall simultaneously therewith cease to be a member of any committee appointed by the Board of Directors, where such committee is comprised exclusively of directors of the Corporation.

ARTICLE V
OFFICERS

        SECTION 5.1    Election and Qualifications.    Subject to the terms of the Stockholders Agreement, The Board of Directors shall elect the officers of the Corporation, which shall include a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, a President, a Treasurer, a Secretary, and may include, by election or appointment, one or more Vice Presidents (any one or more of whom may be given an additional designation of rank or function), and such other officers as the Board may from time to time deem proper. Each officer shall have such powers and duties as may be prescribed by these Bylaws and as may be assigned by the Board of Directors, the Chief Executive Officer or President. One person may hold two or more offices, except that no person shall simultaneously hold the offices of President and Secretary.

        SECTION 5.2    Term of Office and Remuneration.    Subject to the terms of the Stockholders Agreement, the term of office of all officers shall be until their respective successors have been elected and qualified, but any officer may be removed from office, either with or without cause, at any time by the Board of Directors. Subject to the terms of the Stockholders Agreement, any vacancy in any office arising from any cause may be filled for the unexpired portion of the term by the Board of Directors. The remuneration of all officers of the Corporation may be fixed by the Board of Directors or in such manner as the Board of Directors shall provide. In addition to the powers and the duties specified herein, all officers of the Corporation shall exercise such powers and perform such duties as the Chief Executive Officer may from time to time direct, provided that these powers and duties are not inconsistent with any outstanding resolutions of the Board of Directors.

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        SECTION 5.3    Resignation.    Any officer may resign at any time upon written notice to the Corporation and such resignation shall take effect upon receipt thereof by the Chairman of the Board of Directors, the Chief Executive Officer or the Secretary, unless otherwise specified in the resignation.

        SECTION 5.4    Chief Executive Officer.    Subject to the terms of the Stockholders Agreement, the Board of Directors may designate a Chief Executive Officer. The Chief Executive Officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Directors from time to time.

        SECTION 5.5    Chief Operating Officer.    The Board of Directors may designate a Chief Operating Officer. The Chief Operating Officer shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President.

        SECTION 5.6    Chief Investment Officer.    The Board of Directors may designate a Chief Investment Officer. The Chief Investment Officer shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President.

        SECTION 5.7    Chief Financial Officer.    The Board of Directors may designate a Chief Financial Officer. The Chief Financial Officer shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President.

        SECTION 5.8    President.    In the absence of a Chief Executive Officer, the President shall in general supervise and control all of the business and affairs of the Corporation. In the absence of a designation of a Chief Operating Officer by the Board of Directors, the President shall be the Chief Operating Officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

        SECTION 5.9    Vice Presidents.    The Vice Presidents, whose titles may be specified by the Board of Directors, shall perform such duties as may be assigned by the Board of Directors, the Chief Executive Officer or the President.

        SECTION 5.10    General Counsel.    The Board of Directors may designate a General Counsel. The General Counsel shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President.

        SECTION 5.11    Secretary.    The Secretary shall record the proceedings of all meetings of the Board of Directors and of the stockholders in a book to be kept for that purpose, give or cause to be given all notices required by these Bylaws, resolutions of the Board of Directors and provisions of law, have custody of the seal of the Corporation and authority to affix the seal on all documents properly executed on behalf of the Corporation and to attest the same, and shall perform such other and further duties as may be assigned by the Board of Directors or the Chief Executive Officer.

        SECTION 5.12    Treasurer.    The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, shall deposit or cause to be deposited in the

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name of the Corporation all funds of the Corporation to its credit in such banks, trust companies or other depositories as may from time to time be designated by the Board of Directors or pursuant to authority granted by the Board of Directors. The Treasurer may endorse for collection on behalf of the Corporation, checks, notes and other obligations, shall keep accurate accounts of all funds received or paid for the account of the Corporation, and shall render to the Board of Directors, the Chief Executive Officer, the President and the Chief Financial Officer of the Corporation, whenever requested, an account of the financial condition of the Corporation and other reports with respect to the financial resources, borrowings or condition of the Corporation. The Treasurer shall perform such other and further duties as may be assigned by the Board of Directors, the President or the Chief Financial Officer of the Corporation.

        SECTION 5.13    Assistant Secretary.    The Assistant Secretary or Secretaries shall perform the duties and exercise the powers of the Secretary in the Secretary's absence or during the Secretary's inability to act, and shall perform such other and further duties as may be assigned by the Board of Directors, the Chief Executive Officer, or the Secretary.

        SECTION 5.14    Assistant Treasurer.    The Assistant Treasurer or Treasurers shall perform the duties and exercise the powers of the Treasurer in the Treasurer's absence or during the Treasurer's inability to act, and shall perform such other and further duties as may be assigned by the Board of Directors, the Chief Executive Officer, the Chief Financial Officer of the Corporation, or the Treasurer.

        SECTION 5.15    Other Officers.    Such other officers as the Board of Directors or the Chairman of the Board may from time to time appoint, including one or more Vice Chairmen, which Vice Chairman or Vice Chairmen may, but need not, be members of the Board of Directors.

ARTICLE VI
REMOVAL OF OFFICERS AND EMPLOYEES

        SECTION 6.1    Removal.    Except as otherwise provided in the Stockholders Agreement and these Bylaws, any officer or employee of the Corporation may, at any time, be removed by the affirmative vote of at least a majority of the Whole Board. In case of such removal the officer so removed shall forthwith deliver all the property of the Corporation in his possession, or under his control, to some person to be designated by the Board of Directors.

        SECTION 6.2    Temporary Delegation.    The Board of Directors may at any time, in the transaction of business, temporarily delegate any of the duties of any officer to any other officer or person selected by it.

        SECTION 6.3    Vacancies.    Subject to the terms of the Stockholders Agreement, any vacancy occurring in any office, may be filled for the unexpired term by the Board of Directors or the Chairman of the Board; provided, however, that the Chairman of the Board shall not have the power to fill a vacancy occurring in the office of any officer for whose election or appointment a provision is made in these Bylaws stating that such officer shall be chosen solely by the Board of Directors.

ARTICLE VII
STOCK

        SECTION 7.1    Certificates for Stock; Signatures.    Shares of the Corporation's stock may be evidenced by certificates or may be issued in uncertificated form in accordance with applicable law as from time to time in effect. The Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation's stock shall be issued as uncertificated shares. Any such resolution or the issuance of shares in uncertificated form shall not affect shares already represented by a certificate until such certificate is surrendered to the Corporation. Every holder of shares of stock in the Corporation which are not provided to be

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uncertificated shall be entitled to receive from the Corporation a certificate representing the shares in a form approved by the Board of Directors and certifying the number of shares owned by such stockholder signed by or in the name of the Corporation by (a) the Chairman of the Board of Directors, or the Chief Executive Officer, President or a Vice President, and (b) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation. Any and all signatures on any such certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. The name of the holder of record of the shares represented by certificated or uncertificated shares, with the number of such shares and the date of issue, shall be entered on the books of the Corporation.

        SECTION 7.2.    Transfers of Stock.    Transfers of shares of stock of the Corporation shall be made on the books of the Corporation after receipt of a request with proper evidence of succession, assignation, or authority to transfer by the record holder of such stock, or by an attorney lawfully constituted in writing, and in the case of stock represented by a certificate, upon surrender of the certificate. Subject to the foregoing, the Board of Directors may make such rules and regulations as it shall deem necessary or appropriate concerning the issue, transfer and registration of shares of stock of the Corporation, and to appoint and remove transfer agents and registrars of transfers.

        SECTION 7.3.    Fractional Shares.    The Corporation may, but shall not be required to, issue certificates for fractions of a share where necessary to effect authorized transactions, or the Corporation may pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or it may issue scrip in registered or bearer form over the manual or facsimile signature of an officer of the Corporation or of its agent, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a stockholder except as therein provided.

        SECTION 7.4.    Lost, Stolen or Destroyed Certificates.    The Corporation may issue a new certificate of stock in place of any certificate, theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may require the owner of any lost, stolen or destroyed certificate, or the legal representative thereof, to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

ARTICLE VIII
BANK ACCOUNTS, DRAFTS, CONTRACTS, ETC.

        SECTION 8.1.    Bank Accounts and Drafts.    In addition to such bank accounts as may be authorized by the Board of Directors, the chief financial officer, the Treasurer or any person designated by said chief financial officer or Treasurer, whether or not an employee of the Corporation, may authorize such bank accounts to be opened or maintained in the name and on behalf of the Corporation as he or she may deem necessary or appropriate, payments from such bank accounts to be made upon and according to the check of the Corporation in accordance with the written instructions of said chief financial officer, or other person so designated by the Treasurer.

        SECTION 8.2.    Contracts.    The Board of Directors may authorize any person or persons, in the name and on behalf of the Corporation, to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances. Except as otherwise provided by the Board of Directors, the Chief Executive Officer or the President, any officer of the Corporation may execute and deliver any deed, bond, mortgage, contract or other obligation or instrument on behalf of the Corporation.

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        SECTION 8.3.    Proxies; Powers of Attorney; Other Instruments.    The Chief Executive Officer, President, the Treasurer or any other person designated by such officers shall have the power and authority to execute and deliver proxies, powers of attorney and other instruments on behalf of the Corporation in connection with the rights and powers incident to the ownership of stock by the Corporation. The Chief Executive Officer, President, the Treasurer or any other person authorized by proxy or power of attorney executed and delivered by any such officer on behalf of the Corporation may attend and vote at any meeting of stockholders of any company in which the Corporation may hold stock, and may exercise on behalf of the Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, or otherwise as specified in the proxy or power of attorney so authorizing any such person. The Board of Directors, from time to time, may confer like powers upon any other person.

ARTICLE IX
INDEMNIFICATION OF DIRECTORS AND OFFICERS

        SECTION 9.1. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "Covered Person") who was or is a party or is threatened to be made a party to, or is otherwise involved in, any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, hearing or other proceeding, whether civil, criminal, legislative, administrative or investigative in nature, including a proceeding by any self-regulatory body (a "proceeding"), by reason of the fact that he or she is or was, at any time during which this Section 9.1 is in effect or any time prior thereto (whether or not such person continues to serve in such capacity at the time any indemnification pursuant hereto is sought or at the time any proceeding relating thereto is pending), a director or officer of the Corporation, or while serving as a director or officer is or was serving, or is alleged to have been serving, at the request of the Corporation as a director, officer, manager, partner, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise, whether the basis of such person's involvement in such proceeding is any alleged action or omission in an official capacity as such a director, officer, manager, partner, trustee, employee or agent or as a result of such person's status as such, against all liability suffered (including, without limitation, any judgments, fines, excise taxes or penalties and amounts paid in settlement) and expenses (including attorneys' fees and disbursements), actually and reasonably incurred by such Covered Person in connection with such proceeding. For purposes of this Article IX, a director or officer of the Corporation serving as a director, officer, manager, partner, trustee, employee or agent of a company of which the Corporation owns, directly or indirectly, a majority of the shares entitled to vote in the selection of its directors or the members of a comparable governing body or of an employee benefit plan of the Corporation or of any such company shall be deemed to have served in such capacity at the request of the Corporation and actions taken or omitted by a Covered Person on behalf of such an employee benefit plan of the Corporation or of any direct or indirect subsidiary of the Corporation, if done in good faith and in a manner that he or she reasonably believed was in the best interests of the employee benefit plan or its participants or beneficiaries, shall be deemed to have been done in a manner not opposed to the best interests of the Corporation and actions taken or omitted on behalf of a direct or indirect subsidiary of the Corporation (even if not wholly owned by the Corporation), if done in good faith and in a manner that he or she reasonably believed to be in the best interests of the subsidiary or its owners, shall be deemed to have been done in a manner not opposed to the best interests of the Corporation. Notwithstanding the foregoing provisions of this Article, except as provided in Section 9.3, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors. A Covered Person shall also be entitled, to the fullest extent permitted by law, to be paid by the Corporation the expenses (including attorneys' fees and disbursements) actually and reasonably incurred by a Covered Person in defending any such

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proceeding in advance of its final disposition; provided, however, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer shall be made only upon receipt of an undertaking by or on behalf of the Covered Person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that the Covered Person is not entitled to be indemnified by the Corporation for such expenses under this Article IX or otherwise. The rights conferred upon Covered Persons in this Article IX shall be contract rights that vest at the time of such person's service as a director or officer of the Corporation and such rights shall continue as to a Covered Person who has ceased to be a director or officer and inure to the benefit of his or her heirs, distributees, executors and administrators.

        SECTION 9.2. If a claim for indemnification or advancement of expenses under Section 9.1 is not paid in full within sixty (60) days after a written claim therefor, supported by documentation reasonably requested by the Corporation, has been received by the Corporation, the claimant may at any time thereafter file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense actually and reasonably incurred in prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

        SECTION 9.3. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred on any Covered Person by this Article IX shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of these Bylaws, agreement, vote of stockholders or the Board of Directors or otherwise. The Corporation may enter into agreements providing for indemnity of or advancement of expenses to a director or officer containing such provisions further to or alternative to the provisions of this Article IX as the Board of Directors determines is in the best interests of the Corporation. However, notwithstanding the foregoing, unless expressly agreed to in writing by the Corporation, the Corporation's obligation to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, manager, partner, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise shall be reduced by any amount such person has collected as indemnification from any such other corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise; and, in the event the Corporation has fully paid such expenses, the Covered Person shall return to the Corporation any amounts subsequently received from such other source of indemnification.

        SECTION 9.4. Any repeal, other termination, amendment, alteration or modification of the provisions of this Article IX that in any way diminishes, limits, restricts, adversely affects or eliminates any right of a Covered Person (or his or her successors) to indemnification or advancement of expenses hereunder shall be prospective only and shall not in any way diminish, limit, restrict, adversely affect or eliminate any such right with respect to any actual or alleged act or omission occurring prior thereto while such a person was a director or officer of the Corporation or any actual or alleged state of facts,

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then or previously existing, including with respect to any proceeding thereafter brought or threatened based in whole or in part upon any such actual or alleged act, omission or state of facts.

        SECTION 9.5. This Article IX shall not limit in any way the ability of the Corporation, to the extent and in any manner permitted by law, to indemnify and advance expenses to persons other than Covered Persons when and as authorized by the Board of Directors. In addition, the Corporation may purchase and maintain insurance, at its expense, on behalf of any person who is or was a Covered Person and any employee or agent of the Corporation or its subsidiaries against any liability, expense or loss asserted against such person and incurred by such person in such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or obligation to indemnify such person against such liability, expense or loss.

        SECTION 9.6. If any provision or provisions of this Article IX shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article IX (including, without limitation, each portion of any paragraph of this Article IX containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Article IX (including, without limitation, each such portion of any paragraph of this Article IX containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE X
MISCELLANEOUS

        SECTION 10.1.    Dividends.    Subject always to the provisions of law and the Certificate of Incorporation, the Board of Directors shall have full power to determine whether any, and, if any, what part of any, funds legally available for the payment of dividends shall be declared as dividends and paid to stockholders; the division of the whole or any part of such funds of the Corporation shall rest wholly within the lawful discretion of the Board of Directors, and it shall not be required at any time, against such discretion, to divide or pay any part of such funds among or to the stockholders as dividends or otherwise; and before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

        SECTION 10.2.    Ratification.    Any transaction, questioned in any law suit on the ground of lack of authority, defective or irregular execution, adverse interest of director, officer or stockholder, non disclosure, miscomputation, or the application of improper principles or practices of accounting, may be ratified before or after judgment, by the Board of Directors or by the stockholders, and if so ratified shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

        SECTION 10.3.    Corporate Seal.    The Corporation may have a corporate seal which shall have inscribed thereon the name of the Corporation and the year of its incorporation, and shall be in such form and contain such other words and/or figures, which may be altered from time to time, as the Board of Directors shall determine. The corporate seal may be used by printing, engraving, lithographing, stamping or otherwise making, placing or affixing, or causing to be printed, engraved, lithographed, stamped or otherwise made, placed or affixed, upon any paper or document, by any process whatsoever, an impression, facsimile or other reproduction of said corporate seal. The

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Secretary and such other officers as he or she shall designate shall have custody of the corporate seal. Documents bearing the corporate seal shall have such effect on behalf of the Corporation as shall be provided by law.

        SECTION 10.4.    Fiscal Year.    The fiscal year of the Corporation shall be the calendar year or such other fiscal year as the Board of Directors from time to time by resolution shall determine.

        SECTION 10.5.    Waiver of Notice.    Whenever notice is required to be given by these Bylaws, the Certificate of Incorporation or by law, the person or persons entitled to said notice may consent in writing, whether before or after the time stated therein, to waive such notice requirement. Notice shall also be deemed waived by any person who attends a meeting without protesting prior thereto or at its commencement, the lack of notice to him. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in a waiver of notice.

        SECTION 10.6.    Addresses of Stockholders.    Notices of meetings and all other corporate notices may be delivered (a) personally or mailed to each stockholder at the stockholder's address as it appears on the records of the Corporation, or (b) any other method permitted by applicable law and rules and regulations of the Securities and Exchange Commission as from time to time in effect.

        SECTION 10.7.    Books and Records.    The books and records of the Corporation may be kept at such place or places within or outside the State of Delaware as the Board of Directors or the respective officers in charge thereof may from time to time determine. The record books containing the names and addresses of all stockholders, the number and class of shares of stock held by each and the dates when they respectively became the owners of record thereof shall be kept by the Secretary and by such officer or agent as shall be designated by the Board of Directors.

ARTICLE XI
AMENDMENT OF BYLAWS

        These Bylaws may be altered, amended or repealed, and new Bylaws may be adopted, at any time, with the approval of a majority of the Whole Board.

        Notwithstanding the foregoing, no amendment to the Stockholders Agreement (whether or not such amendment modifies any provision of the Stockholders Agreement to which these Bylaws are subject) shall be deemed an amendment of these Bylaws for purposes of this ARTICLE XI. In the event that the Stockholders Agreement is terminated in accordance with its terms, then references to the Stockholders Agreement in these Bylaws shall be deemed deleted and shall be of no force or effect. For so long as the Stockholders Agreement is in effect, the provisions of the Stockholders Agreement shall be incorporated by reference into the relevant provisions hereof, and such provisions shall be interpreted and applied in a manner consistent with the terms of the Stockholders Agreement.

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 Annex D
EXECUTION COPY

VOTING AGREEMENT

        This Voting Agreement (this "Agreement") is made and entered into as of December 21, 2010, by and between Bounty Investments, LLC, a Delaware limited liability company ("Stockholder"), and Commercial Industrial Finance Corp., a Delaware corporation (the "Company").

        WHEREAS, Stockholder is a stockholder of Deerfield Capital Corp., a Maryland corporation ("Parent");

        WHEREAS, concurrently with the execution and delivery hereof, Parent, Bulls I Acquisition Corporation, a Delaware corporation and a direct wholly-owned subsidiary of Parent ("First MergerSub"), Bulls II Acquisition LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Parent, the Company and CIFC Parent Holdings LLC, a Delaware limited liability company and the sole stockholder of the Company, are entering into an Agreement and Plan of Merger (as it may be amended from time to time pursuant to the terms thereof, the "Merger Agreement"), which provides, among other things, for the merger (the "Merger") of First MergerSub with and into the Company in accordance with the terms of the Merger Agreement;

        WHEREAS, as a condition and inducement to the Company's willingness to enter into the Merger Agreement, the Company has requested that Stockholder, and Stockholder has agreed, to enter into this Agreement with respect to all Shares (as defined herein) of Parent that Stockholder beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"));

        WHEREAS, Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of each class of capital stock of Parent and rights to purchase such number of shares of capital stock of Parent as is indicated on the signature page of this Agreement; and

        WHEREAS, in consideration of, and as a condition to, the execution and delivery of the Merger Agreement by the Company, the Company has required that Stockholder agree, and in order to induce the Company to enter into the Merger Agreement, Stockholder desires to agree, to vote the Shares (as defined herein) over which Stockholder has voting power so as to facilitate the consummation of the Merger.

        NOW, THEREFORE, intending to be legally bound, the parties hereby agree as follows:

        Section 1. Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

        (a)   "Convertible Notes" means the Senior Subordinated Convertible Notes in the original principal amount of $25,000,000 and due December 9, 2017, which are convertible into shares of Parent Common Stock.

        (b)   "Shares" means the lesser of (i) (A) all shares of capital stock and any other voting or equity securities of Parent owned, beneficially or of record, by Stockholder as of the date hereof, and (B) all additional shares of capital stock and any other voting or equity securities of Parent acquired by Stockholder, beneficially or of record, during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (as such term is defined in Section 12 below) and (ii) shares of capital stock and any other voting or equity securities of Parent owned, beneficially or of record, by Stockholder and constituting no more than thirty-nine percent (39%) of the issued and outstanding capital stock of Parent. For the avoidance of doubt, the Shares shall not include the Convertible Notes but shall include any shares of Parent Common Stock issued upon conversion of the Convertible Notes, subject to the limitations above. Stockholder agrees to promptly notify the Company in writing of the nature and amount of any acquisition of shares pursuant to Section 1(b)(i)(B).

        (c)   "Transfer" means, with respect to the Shares, (i) the direct or indirect assignment, sale, transfer, tender, pledge, hypothecation, or the grant, creation or sufferage of a lien or encumbrance in or upon, or the gift, placement in trust, or the other disposition of such Shares (including transfers by merger or otherwise by operation of law) or any right, title or interest therein (including without limitation, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof or (ii) any other action which would have the effect of preventing or disabling the Stockholder from performing its obligations under this Agreement.

        Section 2. Transfer and Voting Restrictions.

        (a)   Stockholder shall not Transfer any of the Shares or enter into an agreement, commitment or other arrangement with respect thereto.

        (b)   Except as otherwise permitted by this Agreement or directed by order of a court of competent jurisdiction, Stockholder shall not commit any act that could restrict or otherwise affect its legal power, authority and right to vote all of the Shares then owned of record or beneficially by it. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, from and after the date hereof, Stockholder will not enter into any voting agreement with any Person with respect to any of the Shares, grant any Person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposit any of the Shares in a voting trust or otherwise enter into any agreement or arrangement with any Person limiting or affecting Stockholder's legal power, authority or right to vote the Shares in favor of the approval of the issuance of the shares of Parent Common Stock constituting the Stock Consideration.

        Section 3. Agreement to Vote Shares. Stockholder agrees that, prior to the Expiration Date, at any meeting of the stockholders of Parent or any adjournment or postponement thereof, or in connection with any written consent of the stockholders of Parent, with respect to the Submitted Proposals or any Parent Alternative Proposal, Stockholder shall:

        (a)   appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum;

        (b)   vote (or cause to be voted), or deliver a written consent (or cause a written consent to be delivered) covering all of the Shares that Stockholder shall be entitled to so vote: (i) in favor of the Submitted Proposals and all other transactions contemplated by the Merger Agreement as to which stockholders of Parent are called upon to vote in favor of or consent to any matter necessary for the issuance of the shares of Parent Common Stock constituting the Stock Consideration, the other Submitted Proposals and the other transactions contemplated by the Merger Agreement; (ii) against any action or agreement that, to the Knowledge of Stockholder, would reasonably be expected to result in any of the conditions to Parent or any of its obligations under the Merger Agreement not being fulfilled; and (iii) against any Parent Alternative Proposal, or any agreement, transaction or other matter that would reasonably be expected to prevent or materially and adversely affect the consummation of the transactions contemplated by the Submitted Proposals.

        Section 4. Grant of Irrevocable Proxy.

        (a)   Stockholder hereby irrevocably grants to, and appoints, the Company, and any individuals designated in writing by the Company, and each of them individually, as Stockholder's proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of Stockholder, to vote the Shares, to instruct nominees or record holders to vote such Shares, or grant a consent or approval in respect of such Shares solely for the matters set forth in Section 3. This proxy shall only be effective if Stockholder fails to appear, or otherwise fails to cause the Shares to be counted as present for purposes of calculating a quorum, at the Stockholders Meeting or any other meeting of the stockholders of Parent and to vote the Shares in accordance with Section 3 at the

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Stockholders Meeting or such other meeting, and the Company hereby acknowledges that the proxy granted hereby shall not be effective for any other purpose. Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

        (b)   Stockholder represents that any proxies heretofore given in respect of the Shares that may still be in effect are not irrevocable, and that any such proxies are hereby revoked.

        (c)   Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, except as expressly provided in this Agreement. Stockholder hereby ratifies and confirms all actions that the proxies appointed hereunder may lawfully do or cause to be done in accordance with this Agreement. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 2-507 of the Maryland General Corporation Law.

        (d)   The attorneys and proxies named in Section 4(a) above may not exercise this irrevocable proxy on any other matters except as provided above. Stockholder may vote the Shares on all other matters.

        Section 5. Representations and Warranties of Stockholder.

        (a)   Stockholder hereby represents and warrants to the Company as follows: (i) Stockholder is the beneficial and record owner of the shares of capital stock of Parent indicated on the signature page of this Agreement, free and clear of any and all claims, liens, encumbrances and security interests whatsoever; (ii) Stockholder does not own, beneficially or of record, any securities of Parent other than the shares of capital stock of Parent and the Convertible Notes set forth on the signature page of this Agreement; (iii) Stockholder does not own, beneficially or of record, any rights to purchase or acquire shares of capital stock of Parent, except upon conversion of the Convertible Notes; (iv) Stockholder has the legal capacity and full power and authority to make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 4; and (v) this Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder enforceable against it in accordance with its terms, except to the extent enforceability may be limited by the effect of applicable bankruptcy, reorganization, insolvency, moratorium or other Laws affecting the enforcement of creditors' rights generally and the effect of general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity.

        (b)   As of the date hereof and for so long as this Agreement remains in effect, except for this Agreement or as otherwise permitted by this Agreement, Stockholder has full legal power, authority and right to vote all of the Shares then owned of record or beneficially by it, in accordance with Section 3. Without limiting the generality of the foregoing, except as expressly contemplated hereby, Stockholder is not a party to, and the Shares are not subject to or bound in any manner by, any contract or agreement relating to the Shares, including without limitation, any voting agreement, option agreement, purchase agreement, stockholders' agreement, partnership agreement or voting trust other than the Stockholders Agreement with Parent, dated as of June 9, 2010, and the Registration Rights Agreement with Parent, dated as of June 9, 2010.

        (c)   Stockholder represents and warrants to the Company that the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, any provision of any loan or credit agreement, note, bond, mortgage, indenture, lease, or other agreement, instrument, permit, concession, franchise, license Law applicable to Stockholder, the

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Shares or any of Stockholder's properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to Stockholder in connection with the execution and delivery of this Agreement or the consummation by Stockholder of the transactions contemplated hereby.

        Section 6. Waivers. Stockholder hereby waives any rights of appraisal with respect to the Merger, or rights to dissent from the Merger, that Stockholder may have.

        Section 7. Further Assurances. From time to time, at the request of the Company and without further consideration, the Stockholder shall take such further action as may reasonably be requested by the Company to effect the transactions contemplated by Section 3 and Section 4 of this Agreement.

        Section 8. Notice of Events. Between the date of this Agreement and the Expiration Date, Stockholder shall give prompt notice to the Company of (a) any fact, event or circumstance of which Stockholder has Knowledge that would cause, or reasonably be expected to cause or constitute, a breach in any material respect of the representations and warranties of the Stockholder under this Agreement and (b) the receipt by Stockholder of any notice or other communication from any Person of which Stockholder has Knowledge alleging that the Consent of such Person is or may be required in connection with this Agreement; provided, however, that the delivery of any notice pursuant to this Section 8 shall not limit or otherwise affect the remedies available to any Party.

        Section 9. Capacity as a Stockholder; Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (a) none of the Stockholder or any of its officers, directors or employees makes any agreement or understanding herein in any capacity other than in the Stockholder's capacity as a record holder and beneficial owner of Shares, and not in Stockholder's or any of its officers', directors' or employees' capacity as a director, officer or employee of Parent or any of Parent's Subsidiaries or in Stockholder's or any of its officers', directors' or employees' capacity as a trustee or fiduciary of any employee benefit plan or trust, and (b) nothing herein will be construed to limit or affect any action or inaction by the Stockholder or any of its officers, directors or employees serving on the Parent Board or on the board of directors of any Subsidiary of Parent or as an officer or fiduciary of Parent, any Subsidiary of Parent or any employee benefit plan or trust, acting in such person's capacity as such a director, officer, trustee and/or fiduciary.

        Section 10. No Solicitation. Stockholder agrees that Stockholder shall not and shall not permit its directors, officers or employees to, and shall use its commercially reasonable efforts to cause its investment bankers, advisors, attorneys, accountants and other representatives not to, directly or indirectly, (i) initiate, solicit, facilitate or encourage (including by way of providing information) the submission of any inquiries, proposals or offers or any other efforts or attempts that constitute, or may reasonably be expected to lead to, any Parent Alternative Proposal or engage in, participate in or continue any discussions or negotiations with respect thereto or otherwise cooperate with or assist or facilitate any such inquiries, proposals, offers, discussions or negotiations, (ii) approve or recommend, or publicly propose to approve or recommend, any Parent Alternative Proposal, (iii) furnish or cause to be furnished, to any Person, any non-public information concerning the business, operations, properties or assets of Parent or Parent CDO Issuers in connection with a Parent Alternative Proposal, (iv) enter into any agreement, understanding, letter of intent, agreement in principle or other agreement or understanding relating to a Parent Alternative Proposal or arrangement with respect to a Parent Alternative Proposal or enter into any agreement or agreement in principle requiring Parent to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations hereunder, (v) initiate a stockholders' vote or action by consent of the stockholders of Parent with respect to a Parent Alternative Proposal, (vi) except by reason of this Agreement, become a member of a "group" (as such term is defined in Section 13(d) of the Exchange Act) with respect to any voting securities of Parent that takes any action in support of a Parent Alternative Proposal or (vii) resolve, propose or agree to do any of the foregoing.

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        Section 11. Confidentiality. Stockholder recognizes that successful consummation of the transactions contemplated by the Merger Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, Stockholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than its counsel and advisors, if any) without the prior written consent of the Company, except for disclosures Stockholder's counsel advises are necessary in order to fulfill any legal requirement, in which event Stockholder shall give notice of such disclosure to the Company as promptly as practicable so as to enable the Company to seek a protective order from a court of competent jurisdiction with respect thereto.

        Section 12. Termination. This Agreement shall terminate and be of no further force or effect whatsoever as of the earlier of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to the terms of Article 9 thereof or (ii) the Effective Time (the "Expiration Date"). Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, such termination or expiration shall not relieve any party from liability for any willful and material breach of or default under this Agreement.

        Section 13. No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Parent Board has approved, for purposes of any applicable anti-takeover laws and regulations and any applicable provision of Parent's Articles of Amendment and Restatement, as amended and supplemented as of the date hereof, the transactions contemplated by the Merger Agreement, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

        Section 14. Miscellaneous Provisions.

        (a)    Amendments, Modifications and Waivers.    No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by the Company and Stockholder.

        (b)    Entire Agreement.    This Agreement constitutes the entire agreement among the parties to this Agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

        (c)    Governing Law.    This Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of New York without reference to any choice of law rules that would require the application of the laws of any other jurisdiction.

        (d)    Consent to Jurisdiction.    Each party to this Agreement, by its execution hereof, (a) hereby irrevocably consents and agrees that any action, suit or proceeding arising in connection with any disagreement, dispute, controversy or claim, in whole or in part, arising out of, related to, based upon or in connection with this Agreement or the subject matter hereof shall be brought only in the courts of the State Courts of the State of New York, New York County or the United States District Court located in the State of New York, New York County, (b) hereby waives to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any such action other than before one of the above-named courts nor to make any

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motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of forum non conveniens or otherwise. Each party hereby (i) consents to service of process in any such action in any manner permitted by New York law, (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 14(l), shall constitute good and valid service of process in any such action, and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

        (e)    WAIVER OF JURY TRIAL.    EACH OF THE COMPANY AND STOCKHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE COMPANY OR STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

        (f)    Assignment and Successors.    This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties hereto without prior written consent of the other parties hereto. Any assignment in violation of the foregoing shall be void and of no effect.

        (g)    No Third Party Rights.    Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, however, that Parent shall be a third party beneficiary of this Agreement with the right to enforce any and all rights, benefits and remedies of Stockholder hereunder.

        (h)    Cooperation.    Stockholder agrees to cooperate fully with the Company and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the Company to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement.

        (i)    Severability.    If any provision of this Agreement, or the application thereof to any Person or circumstance, is invalid or unenforceable in any jurisdiction, (a) a substitute and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable in such jurisdiction, the intent and purpose of their invalid or unenforceable provision; and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability of such provision affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        (j)    Time of Essence.    With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

        (k)    Specific Performance; Injunctive Relief.    The parties hereto acknowledge that the Company shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth in this Agreement. Therefore, Stockholder hereby agrees that, in addition to any other remedies that may be available to the Company upon any such violation, the Company shall have the right to enforce such covenants and agreements by specific

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performance, injunctive relief or by any other means available to such party at law or in equity without posting any bond or other undertaking.

        (l)    Notices.    All notices, demands and other communications pertaining to this Agreement ("Notices") shall be in writing and addressed as follows: (i) if to the Company, to the address, e-mail address or facsimile provided in the Merger Agreement, including to the Persons designated therein to receive copies; and (ii) if to Stockholder, to Stockholder's address, e-mail address or facsimile shown below Stockholder's signature on the last page hereof. Notices shall be deemed given (a) on the first (1st) Business Day after being sent, prepaid, by nationally recognized overnight courier that issues a receipt or other confirmation of delivery, (b) upon machine generated acknowledgement of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a Business Day at the location of receipt and otherwise on the next following Business Day or (c) when sent, if sent by electronic mail before 5:00 p.m. on a Business Day at the location of receipt and otherwise the next following Business Day. Any party may change the address to which Notices under this Agreement are to be sent to it by giving written notice of a change of address in the manner provided in this Agreement for giving Notice.

        (m)    Counterparts.    This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed an original and each of which shall constitute one and the same instrument.

        (n)    Headings.    The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

        (o)    Legal Representation.    This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

[Remainder of Page Left Blank]

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        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

COMMERCIAL INDUSTRIAL FINANCE CORP.		BOUNTY INVESTMENTS, LLC
By:	/s/ Peter Gleysteen	By:	/s/ Andrew Intrater
Name:	Peter Gleysteen	Name:	Andrew Intrater
Title:	Chief Executive Officer	Title:	Chief Executive Officer
Address: c/o Columbus Nova 900 Third Avenue, 19th Floor New York, NY 10022 Attention: Paul Lipari Facsimile: (212) 308-6623 E-mail Address: plipari@columbusnova.com
With copies to: Latham & Watkins LLP 885 Third Avenue New York, NY 10022 Attention: James C. Gorton, Esq. Facsimile: (212) 751-4864 E-mail Address: james.gorton@lw.com
Shares Beneficially Owned:
4,545,455 shares of Parent Common Stock
4,132,231 shares upon conversion of the Senior Subordinated Convertible Notes

Signature Page to Voting Agreement

 Annex E

December 20, 2010

Special Committee of the Board of Directors
Deerfield Capital Corp.
6250 North River Road
Rosemont, IL 60018

Ladies and Gentlemen:

        You have asked us to advise you with respect to the fairness to Deerfield Capital Corp. ("Deerfield") and the holders of Deerfield's Common Stock, par value $0.001 per share (the "Deerfield Common Stock"), from a financial point of view of the financial consideration proposed to be paid by Deerfield pursuant to the terms of the Agreement and Plan of Merger, substantially in the form of the draft dated December 20, 2010 (the "Agreement"), by and among Deerfield, Bulls I Acquisition Corporation, a wholly-owned subsidiary of Deerfield ("First Merger Sub"), Bulls II Acquisition LLC, a wholly-owned subsidiary of Deerfield ("Second Merger Sub"). CIFC Parent Holdings LLC ("CIFC Holdings") and Commercial Industrial Finance Corp., a wholly-owned subsidiary of CIFC Holdings ("CIFC"). Capitalized terms used herein but not defined herein have the meanings ascribed to such terms in the Agreement.

        We understand that the Agreement provides for, among other things and subject to the terms and conditions set forth therein, the merger of First Merger Sub with and into CIFC with CIFC continuing as the surviving entity (the "Intermediate Surviving Entity"), immediately followed by a merger of the Intermediate Surviving Entity with and into Second Merger Sub with Second Merger Sub continuing as the surviving entity and becoming a wholly-owned subsidiary of Deerfield (the "Transaction"). As consideration for the Transaction, the holders of the Common Stock, par value $0.001 per share, of CIFC Holdings will receive (i) $2,500,000 in cash on each of the Closing Date and the first and second anniversaries of the Closing Date, (ii) until the tenth anniversary of the Closing Date, amounts equal to (x) 100% of the first $15 million of Incentive Fees received by Deerfield or Second Merger Sub or any of their respective Subsidiaries or controlled Affiliates (collectively, the "Incentive Fee Recipients") and (y) 50% of all Incentive Fees received by the Incentive Fee Recipients in excess of $15 million, and (iii) 9,090,909 shares of Deerfield Common Stock (collectively, the "Consideration").

        For purposes of the opinion set forth herein, we have:

            (i)  reviewed certain publicly available financial statements and business, financial, operating and other information of Deerfield;

NATIXIS SECURITIES NORTH AMERICA INC. 9 West 57th Street, 36th Floor—New York, NY 10019—Tel: 212-891-6100—Fax 212-891-6265
Member FINRA and SIPC

                  (ii)  reviewed certain internal financial statements and business, financial, operating and other information concerning CIFC and Deerfield prepared by the management of CIFC and Deerfield, respectively;

                 (iii)  reviewed certain financial projections for CIFC and Deerfield, including estimates of certain potential synergies or other benefits of the Transaction, prepared by the management of CIFC and Deerfield, respectively;

                 (iv)  discussed the past and current operations, financial condition and prospects of CIFC and Deerfield with the management of CIFC and Deerfield, respectively;

                  (v)  reviewed the reported prices and trading activity of the Deerfield Common Stock;

                 (vi)  compared the financial performance and condition of CIFC and Deerfield with that of certain other comparable companies and compared the reported prices and trading activity of Deerfield Common Stock with that of certain comparable publicly traded companies;

                (vii)  reviewed publicly available information regarding the financial and other terms of certain transactions comparable to the Transaction;

               (viii)  participated in certain discussions among representatives of each of CIFC and Deerfield;

                 (ix)  reviewed the Agreement; and

                  (x)  performed such other analyses and considered such other information as we have deemed appropriate.

        For purposes of our opinion, we have assumed and relied upon the accuracy and completeness of the information reviewed by us and have not assumed any responsibility to independently verify or otherwise investigate such information. With respect to the financial projections, including the estimates and judgments made by CIFC's and Deerfield's management of certain potential benefits of the Transaction, we have assumed that such financial projections were reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of CIFC and Deerfield, respectively. We have not conducted or otherwise been furnished with any appraisal or valuation of the assets and liabilities of CIFC or Deerfield, nor have we physically inspected or examined any of their respective facilities or properties. Furthermore, we have not considered any tax, accounting, legal or regulatory implications of the Transaction or the transaction structure to any person or entity.

        We have assumed that the final form of the Agreement will be substantially the same as the last draft of the Agreement that we reviewed dated December 20, 2010. We have also assumed that the Transaction will be consummated in accordance with the terms of the Agreement, without waiver, modification or amendment of any material term, condition or agreement (including, without limitation, the Consideration proposed to be paid by Deerfield in connection with the Transaction), and that, in the course of obtaining any necessary regulatory or third party approvals, waivers, consents and releases for the Transaction, no delay, limitation, restriction, prohibition or condition will be imposed that would have a material adverse effect on CIFC or Deerfield or the anticipated benefits of the Transaction. We have further assumed that all representations and warranties set forth in the Agreement are and will be true and correct as of the dates made or deemed made and that each party to the Agreement will comply with all covenants and agreements applicable to such party thereunder in accordance with the terms thereof.

        Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of December 20, 2010. We express no opinion as to the prices at which shares of Deerfield Common Stock may trade at any future time, including following the announcement or consummation of the Transaction. Furthermore, our opinion does not address Deerfield's underlying business decision to consummate or otherwise pursue the Transaction, and our opinion does not address the merits of the Transaction relative to any other acquisition or alternative transaction that was, is or may be available to Deerfield.

        We have acted as financial advisor to Deerfield in connection with the Transaction and will receive a fee for our services, a substantial portion of which is contingent upon the consummation of the Transaction and a portion of which is payable in connection with the delivery of this opinion. In addition, we have in the past provided, and may from time to time provide, financing or other services to the principal shareholder of Deerfield, Bounty Investments, LLC, and certain of its affiliates and have been, and may in the future be, compensated in connection therewith. The issuance of this opinion has been authorized by our fairness opinion committee.

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        This letter is solely for the information of the Special Committee of the Board of Directors of Deerfield and may not be reproduced, summarized, described, disclosed, referred to or used for any other purpose without our prior written consent, except as part of a proxy statement relating to the vote of the holders of Deerfield Common Stock in connection with the Transaction. We express no view as to, and our opinion does not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of (i) any compensation to any officers, directors or employees of any parties to the Transaction, or any class of such persons, relative to the Consideration to be paid by Deerfield pursuant to the Agreement or (ii) any other consideration payable by, or received by, any party in the Transaction other than the Consideration. This letter does not constitute a recommendation to any holder of Deerfield Common Stock as to how any such holder should vote on the Transaction or act on any matter relating to the Transaction.

        Based on, and subject to, the foregoing, we are of the opinion that on the date of this letter, the Consideration to be paid by Deerfield in connection with the Transaction is fair from a financial point of view to Deerfield and the holders of Deerfield Common Stock.

Very truly yours,

Natixis Securities North America, Inc.

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 Annex F

PERSONAL AND CONFIDENTIAL
December 20, 2010

The Special Committee of the Board of Directors
Deerfield Capital Corp.
6250 North River Road
Rosemont, IL 60018

Gentlemen:

        We understand that Deerfield Capital Corp. (the "Company") intends to enter into an agreement and plan of merger (the "Merger Agreement") with CIFC Parent Holdings LLC ("CIFC Parent") and Commercial Industrial Finance Corp. ("CIFC") whereby the Company would acquire CIFC from CIFC Parent (the "Transaction") for (i) 9,090,909 shares of the Company's common stock, (ii) a cash payment of $2,500,000 at closing, subject to adjustment, (iii) cash payments of $2,500,000 on the first and second anniversaries of closing, and (iv) cash payments equal to the initial $15,000,000 of Incentive Fees (as defined in the Merger Agreement) if any, received by the Company plus 50% of any Incentive Fees in excess of $15,000,000 received by the Company (collectively, the "Consideration").

        We understand that Bounty Investments, LLC ("Bounty") is the holder of 4,545,455 shares (the "Bounty Shares") of the Company's common stock and is also the holder of senior subordinated convertible notes of the Company with an original principal amount of $25,000,000 (the "Notes"), and that the Company and Bounty are currently party to a stockholders agreement dated as of June 9, 2010 (the "Initial Stockholders Agreement"). We further understand that, in connection with the Merger Agreement, the Company, Bounty and CIFC Parent intend to enter into an agreement which would amend and restate the Initial Stockholders Agreement (the "Amended Stockholders Agreement") and would, among other provisions, provide that Bounty and CIFC Parent would, upon completion of the Transaction, take all actions necessary for the Company to be treated as a "controlled company" as defined by NASDAQ rule 5615(c) (the "Controlled Company Exemption").

        You have asked our opinion as to whether the Consideration to be paid by the Company pursuant to the Transaction is fair to the stockholders of the Company, other than Bounty.

        In arriving at the opinion set forth below, we have, among other things:

  (1)
  Reviewed the Company's Annual Reports on Form 10-K and related financial information for the years ended December 31, 2005 through December 31, 2009;

  (2)
  Reviewed the Company's Quarterly Reports on Form 10-Q and the related unaudited financial information for the periods ended March 31, June 30 and September 30, 2010;

  (3)
  Reviewed the Proxy Statement on Schedule 14A for the Company's Annual Meeting of Stockholders held on June 9, 2010 at which the stockholders of the Company approved (i) the issuance of the Bounty Shares in connection with the acquisition of Columbus Nova Credit Investments Management LLC from Bounty and (ii) the potential issuance of 4,132,231 shares of the Company's common stock upon any conversion of the Notes;

  (4)
  Reviewed certain information, including historical financial data and financial forecasts, relating to the business, earnings, cash flow, assets and prospects of the Company, furnished to us by the Company or publicly available;

  (5)
  Conducted discussions with members of senior management of the Company concerning its business and prospects;

  (6)
  Reviewed the historical market prices and trading activity of the Company's common stock;

  (7)
  Reviewed audited financial statements for CIFC for the years ended December 31, 2006 through December 31, 2009 and unaudited financial statements for CIFC for the nine months ended September 30, 2009 and 2010;

  (8)
  Reviewed certain information, including historical financial data and financial forecasts, relating to the business, earnings, cash flow, assets and prospects of CIFC, furnished to us by CIFC;

  (9)
  Conducted discussions with members of senior management of CIFC concerning its business and prospects;

  (10)
  Reviewed combined historical financial statements for the Company and CIFC prepared on a pro forma basis to reflect the Transaction, as prepared by management of the Company;

  (11)
  Reviewed combined projected financial statements for the Company and CIFC prepared on a pro forma basis to reflect the Transaction, as prepared by management of the Company;

  (12)
  Reviewed financial and market information for certain publicly traded companies which we deemed to be relevant;

  (13)
  Reviewed the financial terms of certain other transactions which we deemed to be relevant;

  (14)
  Analyzed the market performance of certain publicly traded companies which utilize the Controlled Company Exemption;

  (15)
  Reviewed in substantially final form the Merger Agreement and the Amended Stockholders Agreement; and

  (16)
  Reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

        In preparing our opinion, we have relied upon and assumed, without independent verification, the representations of management of the Company that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, CIFC and the pro forma combined Company. Management of the Company and CIFC have advised us, and we have assumed for purposes of rendering this opinion, that there has not been, nor is management aware of any likely, material change (whether favorable or adverse), either individually or in the aggregate, in the assets, business, properties, liabilities, financial condition, results or prospects of the Company or CIFC since September 30, 2010.

        In preparing our opinion, with your consent, we have relied on the accuracy and completeness of all information supplied or otherwise made available to us by the Company or CIFC, and we have not assumed any responsibility to independently verify such information. We have also relied upon assurances of the management of the Company and CIFC that they are unaware of any facts that would make the information provided to us incomplete or misleading. We have not made any independent appraisal of the assets or liabilities (contingent or otherwise) of the Company or CIFC. We have also assumed, with your consent, that any material liabilities (contingent or otherwise, known

2

or unknown) of the Company or CIFC are as set forth in the consolidated financial statements of the Company and CIFC or have otherwise been disclosed to us by management. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof.

        This opinion is directed to the Special Committee of the Board of Directors of the Company and does not constitute a recommendation to any stockholder of the Company as to whether they should or should not vote in favor of the Transaction. This opinion does not address the relative merits of the Transaction and any other transactions or business strategies discussed by the Board of Directors of the Company as alternatives to the Transaction or the decision of the Board of Directors of the Company with respect to the Transaction.

        TM Capital Corp. is currently acting as financial advisor to the Special Committee of the Board of Directors in connection with the Transaction and has received a fee in connection with the rendering of this opinion which is not contingent upon the conclusion reached in the opinion.

        This opinion has been reviewed and approved by the fairness opinion committee of TM Capital Corp.

        On the basis of, and subject to the foregoing, we are of the opinion that the Consideration to be paid by the Company pursuant to the Transaction is fair, from a financial point of view, to the stockholders of the Company, other than Bounty.

        This opinion has been prepared for the information of the Special Committee of the Board of Directors in connection with the Transaction and shall not be reproduced, summarized, described or referred to, provided to any person or otherwise made public or used for any other purpose without the prior written consent of TM Capital Corp., provided, however, that this letter may be reproduced in full and/or a summary thereof approved by TM Capital Corp. may be included in any filing required to be made with the Securities and Exchange Commission related to the Transaction.

Very truly yours,
TM CAPITAL CORP.

By:	Michael S. Goldman Managing Director

3

 Annex G

AGREEMENT AND PLAN OF MERGER OF
DEERFIELD CAPITAL CORP.
(a Maryland corporation)
AND
DEERFIELD CAPITAL CORP.
(a Delaware corporation)

        THIS AGREEMENT AND PLAN OF MERGER, dated as of [                        ], 2011 (the "Agreement"), is between Deerfield Capital Corp., a Maryland corporation ("Deerfield"), and Deerfield Capital Corp., a Delaware corporation and wholly owned subsidiary of Deerfield ("Deerfield (Delaware)"). Deerfield and Deerfield (Delaware) are sometimes referred to herein as the "Constituent Corporations."

RECITALS

        WHEREAS, Deerfield (Delaware) is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 600,000,000 shares, 500,000,000 of which are designated common stock, par value $0.001 per share, and 100,000,000 of which are designated preferred stock, par value $0.001 per share. The preferred stock of Deerfield (Delaware) is undesignated as to series, rights, preferences, privileges or restrictions. As of [                        ], 2011, 100 shares of common stock were issued and outstanding, all of which were held by Deerfield, and no shares of preferred stock were issued and outstanding;

        WHEREAS, Deerfield is a corporation duly organized and existing under the laws of the State of Maryland and has an authorized capital of 600,000,000 shares, 500,000,000 of which are designated common stock, par value $0.001 per share ("Deerfield Common Stock"), and 100,000,000 of which are designated preferred stock, par value $0.001 per share. The preferred stock of Deerfield is undesignated as to series, rights, preferences, privileges or restrictions. As of [                        ], 2011, [                        ] shares of Deerfield Common Stock and no shares of preferred stock were issued and outstanding;

        WHEREAS, the Board of Directors of Deerfield has determined that, for the purpose of effecting the reincorporation of Deerfield in the State of Delaware, it is advisable and in the best interests of Deerfield and its stockholders that Deerfield merge with and into Deerfield (Delaware) upon the terms and conditions herein provided; and

        WHEREAS, the respective Boards of Directors of Deerfield (Delaware) and Deerfield have approved and declared the advisability of this Agreement, and have directed that this Agreement and the Merger (as hereinafter defined) be submitted to a vote of the sole stockholder of Deerfield (Delaware) and the stockholders of Deerfield, respectively, and executed by the undersigned officers.

        NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Deerfield (Delaware) and Deerfield hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I. MERGER

        1.1    Merger.    In accordance with the provisions of this Agreement, the Delaware General Corporation Law ("DGCL") and the Maryland General Corporation Law ("MGCL"), Deerfield shall be merged with and into Deerfield (Delaware) (the "Merger"), the separate existence of Deerfield shall cease and Deerfield (Delaware) shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Deerfield (Delaware) shall be, and is herein sometimes referred to as, the "Surviving Corporation." The name of the Surviving Corporation shall be Deerfield Capital Corp.

        1.2    Filing and Effectiveness.    Subject to applicable law, the Merger shall become effective when the following actions shall have been completed:

          (a)   This Agreement shall have been adopted by the sole stockholder of Deerfield (Delaware) and this Agreement and the Merger shall have been approved by the stockholders of Deerfield in accordance with the requirements of the DGCL and the MGCL, respectively;

          (b)   All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

          (c)   A certificate of merger meeting the requirements of the DGCL (the "Certificate of Merger") shall have been filed with the Secretary of State of the State of Delaware and the articles of merger meeting the requirements of the MGCL (the "Articles of Merger") shall have been filed with and accepted for record by the Department of Assessments and Taxation of the State of Maryland or, in the case of the applicable requirements of Maryland law, as otherwise provided by the MGCL.

        The Merger shall become effective at the date and time specified in the Certificate of Merger (the "Effective Date of the Merger").

        1.3    Effect of the Merger.    Upon the Effective Date of the Merger, the separate existence of Deerfield shall cease and Deerfield (Delaware), as the Surviving Corporation, (a) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (b) shall be subject to all actions previously taken by its and Deerfield's Board of Directors, (c) shall succeed, without other transfer, to all of the assets, rights, powers and property of Deerfield in the manner more fully set forth in Section 259 of the DGCL, (d) shall continue to be subject to all of the debts, liabilities and obligations of Deerfield (Delaware) as constituted immediately prior to the Effective Date of the Merger, and (e) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Deerfield in the same manner as if Deerfield (Delaware) had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the MGCL.

II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

        2.1    Certificate of Incorporation.    The Certificate of Incorporation of Deerfield (Delaware) as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.2    Bylaws.    Promptly after the Effective Date of the Merger, the Surviving Corporation will adopt the Bylaws attached hereto as Exhibit A to continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.3    Directors and Officers.    The directors and officers of Deerfield immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III. MANNER OF CONVERSION OF STOCK

        3.1    Deerfield Common Stock.    Upon the Effective Date of the Merger, each share of Deerfield Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into one (1) fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation (the "Surviving Corporation Common Stock").

2

        3.2   Deerfield Incentive Plans.

          (a)   Upon the Effective Date of the Merger all references in the Deerfield Capital Corp. First Amended and Restated Stock Incentive Plan (the "Stock Incentive Plan"), in each outstanding award granted thereunder, and in any other plan, agreement or arrangement that uses or refers to Deerfield Common Stock (together with the Stock Incentive Plan, the "Incentive Plans"), shall be references to the Surviving Corporation Common Stock, which will be converted on a one for one basis, and there will be no other change to the terms and conditions applicable to any such plan, award, agreement or arrangement.

          (b)   A number of shares of the Surviving Corporation Common stock shall be reserved for issuance under the Incentive Plans equal to the number of shares of Deerfield Common Stock so reserved immediately prior to the Effective Date of the Merger.

        3.3    Convertible Securities and Deerfield Senior Subordinated Convertible Notes.    Upon the Effective Date of the Merger, each option, warrant or other security of Deerfield issued and outstanding immediately prior to the Effective Date of the Merger shall be (a) converted into and shall be an identical security of the Surviving Corporation subject to the same agreement and terms as then exist with respect thereto, and (b) in the case of securities to acquire Deerfield Common Stock, converted into the identical right to acquire the same number of shares of Surviving Corporation Common Stock as the number of shares of Deerfield Common Stock that were acquirable pursuant to such option, warrant or other security. Upon the Effective Date of the Merger, each Senior Subordinated Convertible Note due December 9, 2017 of Deerfield issued and outstanding immediately prior thereto shall be, by virtue of the Merger without any action by the Constituent Corporations, converted into and shall be an identical instrument and obligation of the Surviving Corporation subject to the same agreement and terms as then exist with respect thereto.

        3.4    Deerfield (Delaware) Common Stock.    Upon the Effective Date of the Merger, each share of common stock, par value $0.001 per share, of Deerfield (Delaware) issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Deerfield (Delaware), the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares, without any consideration being delivered in respect thereof.

        3.5    Exchange of Certificates.    At and after the Effective Date of the Merger, all of the outstanding certificates which immediately prior thereto represented shares of Deerfield Common Stock, or options, warrants or other securities of Deerfield, shall be deemed for all purposes to evidence ownership of and to represent the shares of Surviving Corporation Common Stock, or options, warrants or other securities of the Surviving Corporation, as the case may be, into which the shares of Deerfield Common Stock, or options, warrants or other securities of the Surviving Corporation, as the case may be, represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Common Stock, or options, warrants or other securities of the Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

IV. CONDITIONS

        4.1   The obligations of Deerfield under this Agreement shall be conditioned upon the occurrence of the following events:

          (a)   This Agreement and the Merger shall have been duly approved by the holders of a majority of the outstanding shares of Deerfield Common Stock;

3

          (b)   Any consents, approvals or authorizations that Deerfield deems necessary or appropriate to be obtained in connection with the consummation of the Merger shall have been obtained, including, but not limited to, approvals with respect to federal and state securities laws; and

          (c)   The Surviving Corporation shall file with Nasdaq Stock Market LLC a Notification Form for Listing of Additional Shares with respect to the Surviving Corporation Common Stock to be issued and reserved for issuance in connection with the Merger.

V. GENERAL

        5.1    Covenants of Deerfield (Delaware).    Deerfield (Delaware) covenants and agrees that it will, on or before the Effective Date of the Merger:

          (a)   file the Certificate of Merger with the Secretary of State of the State of Delaware;

          (b)   file the Articles of Merger, with the Department of Assessments and Taxation of the State of Maryland; and

          (c)   take such other actions as may be required by the DGCL and MGCL.

        5.2    Further Assurances.    From time to time, as and when required by Deerfield (Delaware) or by its successors or assigns, there shall be executed and delivered on behalf of Deerfield such deeds and other instruments, and there shall be taken or caused to be taken by Deerfield (Delaware) and Deerfield such further and other actions as shall be appropriate or necessary to vest or perfect in or conform of record or otherwise by Deerfield (Delaware) the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Deerfield and otherwise to carry out the purposes of this Agreement, and the officers and directors of Deerfield (Delaware) are fully authorized in the name and on behalf of Deerfield or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

        5.3    Abandonment.    At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Deerfield or of Deerfield (Delaware), or of both, notwithstanding the approval of the principal terms of this Agreement by the stockholders of Deerfield or the adoption of this Agreement by the sole stockholder of Deerfield (Delaware), or by both.

        5.4    Amendment.    The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the Effective Date of the Merger, provided that an amendment made subsequent to applicable stockholder or stockholders approval shall not, unless approved by such stockholder or stockholders, respectively, as required by law: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

        5.5    Governing Law.    This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the MGCL.

        5.6    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Remainder of Page Left Blank]

4

        IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Deerfield, a Maryland corporation, and Deerfield (Delaware), a Delaware corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

DEERFIELD CAPITAL CORP. a Delaware corporation
By:	Name: Title:

DEERFIELD CAPITAL CORP. a Maryland corporation
By:	Name: Title:

[Signature Page - Reincorporation Agreement and Plan of Merger]

Exhibit A
Bylaws
[See Annex C to the Proxy Statement]

Annex H-1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-K

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2009
OR
☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission file number: 1-32551

DEERFIELD CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Maryland (State of incorporation)	20-2008622 (I.R.S. Employer Identification No.)

6250 North River Road, 9th Floor, Rosemont, Illinois 60018
(773) 380-1600
(Address, including zip code, and telephone number,
including area code, of registrant's principal executive offices)

         Securities registered pursuant to Section 12(b) of the Act:

Title of Each class:	Name of Exchange on Which Registered:
Common Stock, par value $0.001 per share	NASDAQ Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

         Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐    No ☒

         Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐    No ☒

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

         Indicate by check whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐    No ☐

         Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§ 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K ☒

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

         Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐    No ☒

         The aggregate market value of the outstanding common equity held by non-affiliates of the registrant was $28,255,178 based on the number of shares held by non-affiliates of the registrant as of June 30, 2009, and based on the reported last sale price of the common stock on June 30, 2009, which is the last business day of the registrant's most recently completed second fiscal quarter.

         There were 6,454,924 shares of the registrant's Common Stock outstanding as of March 19, 2010.

DOCUMENTS INCORPORATED BY REFERENCE:

         Select materials from the Proxy Statement for the next Annual Meeting of Stockholders of Deerfield Capital Corp. have been incorporated by reference into Part III of this Form 10-K.

DEERFIELD CAPITAL CORP.

2009 ANNUAL REPORT ON FORM 10-K

CERTAIN DEFINITIONS

        Unless otherwise noted or the context otherwise requires, we refer to Deerfield Capital Corp. as "DFR," to DFR and its subsidiaries as "we," "us," "our" or "our company," to Deerfield & Company LLC, one of our indirect wholly-owned subsidiaries, as "Deerfield" and to Deerfield Capital Management LLC, our former external manager and another of our indirect wholly-owned subsidiaries, as "DCM." We refer to our acquisition of Deerfield pursuant to a merger agreement, dated as of December 17, 2007, among us, DFR Merger Company, LLC (our wholly-owned subsidiary that was merged into Deerfield), Deerfield and Triarc Companies, Inc., or Triarc (as sellers' representative), by which DFR Merger Company, LLC was merged with and into Deerfield on December 21, 2007, as the "Merger."

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Certain statements in this annual report on Form 10-K, or Annual Report, and the information incorporated by reference into this Annual Report are forward-looking as permitted by the Private Securities Litigation Reform Act of 1995. These include statements regarding future results or expectations. Forward-looking statements can be identified by forward-looking language, including words such as "believes," "anticipates," "expects," "estimates," "intends," "may," "plans," "projects," "will" and similar expressions, or the negative of these words. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made. Forward-looking statements are also based on predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond our control. Forward-looking statements are further based on various operating assumptions. Caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from expectations or projections. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to matters discussed in this Annual Report, except as may be required by applicable securities laws. All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referenced above. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.

        The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

Relating to our business generally:

  •
  effects of the recent dislocation and weakness in the mortgage market and credit markets generally;

  •
  effects of the recent global economic crisis and recession;

  •
  effects of leverage and indebtedness on our assets and performance;

  •
  failure to comply with covenants contained in the agreements governing our indebtedness and failure to obtain waivers for future non-compliance;

  •
  limitations and restrictions contained in instruments and agreements governing our indebtedness;

  •
  our ability to maintain adequate liquidity, including our ability to raise additional capital and secure additional financing;

  •
  our ability to maintain compliance with the continued listing standards of the NASDAQ Stock Market LLC, or the NASDAQ and to maintain the listing of our securities on a national securities exchange;

  •
  our ability to generate earnings or raise capital to maintain positive stockholders' equity;

  •
  our ability to satisfy the conditions to the capital commitments in our investment venture with Pegasus Capital Advisors L.P., or Pegasus, whether Pegasus ultimately invests all or a portion of its $74.0 million capital commitment and whether such investment venture is successful;

  •
  rapid changes in the fair values of our assets, making it difficult for us to comply with our exemption from registration under the Investment Company Act of 1940, as amended, or the 1940 Act;

  •
  our ability to forecast our tax attributes, which are based upon various facts and assumptions, and our ability to protect and use our net operating losses and net capital losses to offset future taxable income and gains, including whether our recently adopted charter amendment will be effective in preventing an ownership change that would significantly limit our ability to utilize such losses;

  •
  increases in borrowing costs relative to interest received on our assets;

  •
  the costs and effects of the current Securities and Exchange Commission, or SEC, investigation into certain mortgage securities trading procedures in connection with which the SEC has requested information from DFR and DCM regarding certain mortgage securities trades of ours;

  •
  changes in strategy, including investment strategy;

  •
  effect of the current market conditions on management fees and equity cash flows from collateralized debt obligations, or CDOs;

  •
  loss of key personnel, most of whom are not bound by employment agreements;

  •
  our ability to enter into, and the effects of, any potential strategic transaction;

  •
  adverse changes in accounting principles, tax laws or legal or regulatory requirements;

  •
  failure to comply with applicable laws and regulations;

  •
  liability resulting from actual or potential future litigation;

  •
  the costs, uncertainties and other effects of legal and administrative proceedings;

  •
  the costs of obtaining, and the potential inability to obtain, necessary or prudent insurance to cover our business operations;

  •
  the impact of competition; and

  •
  actions of domestic and foreign governments and the effect of war or terrorist activity.

Relating to our investment management segment:

  •
  continued reductions in assets under management ("AUM") and related reductions in our investment advisory fee revenue, due to such factors as weak investment performance, substantial illiquidity or price volatility in the fixed income instruments in which we invest, loss of key portfolio management or other personnel (or lack of availability of additional key personnel if needed for expansion), reduced investor demand for the types of investment products that we offer or loss of investor confidence due to weak investment performance, volatility of returns, general declines in economic conditions and adverse publicity;

  •
  non-renewal or early termination of investment management agreements or removal of DCM as investment manager pursuant to the terms of such investment management agreements;

  •
  pricing pressure on the advisory fees that we can charge for our investment advisory services;

  •
  our ability to assume or otherwise acquire additional CDO management contracts on favorable terms, or at all;

  •
  difficulty in increasing AUM, or efficiently managing existing AUM, due to market-related constraints on trading capacity, inability to hire the necessary additional or replacement personnel or lack of potentially profitable trading opportunities;

  •
  the reduction in CDO management fees or AUM resulting from payment defaults by issuers of the underlying collateral, downgrades of the underlying collateral by the rating agencies or depressed market values of the underlying collateral, all of which may contribute to the triggering of certain structural provisions and/or events of default built into CDOs;

  •
  our inability, due to market conditions, to launch CDO or other investment vehicles, which provide us with investment management fee revenue;

  •
  liability relating to our failure to comply with investment guidelines set by our clients or the provisions of the management and other agreements; and

  •
  changes in laws, regulations or government policies affecting our business, including investment management regulations and accounting standards.

Relating to our principal investing segment:

  •
  impact of changes in our strategy surrounding the composition and decreased size of our investment portfolio;

  •
  a decrease in the value of our mortgage portfolio resulting in higher counterparty margin calls and decreased liquidity;

  •
  effects of defaults or terminations under repurchase transactions, interest rate swaps and long term debt obligations;

  •
  the impact on our investments and business strategy resulting from conservatorship of the Federal National Mortgage Association, or Fannie Mae, and the Federal Home Loan Mortgage Corporation, or Freddie Mac, and related efforts, along with any changes in laws and regulations affecting the relationship between Fannie Mae and Freddie Mac and the U.S. government;

  •
  effects of having all of our repurchase transactions concentrated with two counterparties;

  •
  higher or lower than expected prepayment rates on the mortgages underlying our residential mortgage backed securities, or RMBS, portfolio;

  •
  illiquid nature of certain of the assets in our investment portfolio;

  •
  increased rates of default on our investment portfolio (which risk rises as the portfolio seasons) and decreased recovery rates on defaulted loans;

  •
  our inability to obtain the financing needed to leverage our RMBS and other portfolios and our inability to obtain favorable interest rates, margin or other terms on any such financing;

  •
  flattening or inversion of the yield curve (a decreased differential between long and short term interest rates) reducing our net interest income on our financed mortgage securities positions;

  •
  our inability to adequately hedge or our decision to not fully hedge our holdings that are sensitive to changes in interest rates;

  •
  narrowing of credit spreads, thus decreasing our net interest income on future credit investments (such as bank loans);

  •
  concentration of investment portfolio in adjustable-rate RMBS;

  •
  effects of investing in equity and mezzanine securities of CDOs; and

  •
  effects of investing in the debt of middle market companies.

        These and other factors could cause our actual results to differ materially from those described in the forward looking statements set forth in our Annual Report. You should carefully consider the factors referenced in this Annual Report, including those set forth under the sections captioned "Part I—Item 1A. Risk Factors" and "Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" as such factors that, among others, could cause actual results to vary significantly from our forward-looking statements. Readers of this Annual Report are cautioned to consider these risks and uncertainties and not to place undue reliance on any forward-looking statements.

PART I.

ITEM 1.    BUSINESS

Overview

        We are a Maryland corporation that commenced operations in December 2004 and completed our initial public offering in July 2005. We have an investment management segment that manages approximately $9.2 billion of client assets as of January 1, 2010, including bank loans and other corporate debt, residential mortgage-backed securities, or RMBS, government securities and asset-backed securities, or ABS. In addition, our principal investing segment has an investment portfolio of approximately $593.6 million as of December 31, 2009, comprised of fixed income investments, including bank loans and other corporate debt and RMBS. Historically, we had elected to be taxed as a real estate investment trust, or REIT. However, our status as a REIT terminated in 2008 when we converted to a C corporation to maximize the use of potential significant tax benefits and provide more flexibility with respect to future capital investment.

        From our inception through December 21, 2007, we were externally managed by our indirect, wholly-owned subsidiary, Deerfield Capital Management LLC, or DCM. As an externally-managed company, we had no employees of our own and relied on DCM to conduct our business and operations. All of our investment management services were provided by DCM under the supervision of our board of directors, or our Board.

        On December 21, 2007, we completed our acquisition of Deerfield & Company LLC, or Deerfield, pursuant to a merger agreement, dated as of December 17, 2007, among us, DFR Merger Company, LLC (our wholly-owned subsidiary that was merged into Deerfield), Deerfield and Triarc Companies, Inc., or Triarc (as sellers' representative), by which DFR Merger Company, LLC was merged with and into Deerfield, or the Merger. As a result of the Merger, each of Deerfield and DCM, became our indirect, wholly-owned subsidiaries, and we became internally managed. DCM is a Chicago-based, SEC-registered investment adviser dedicated to serving the needs of investors by providing a variety of investment opportunities including structured vehicles, separately managed accounts and investment funds. The Deerfield organization commenced investment management operations in 1993.

        On March 22, 2010, we entered into an Acquisition and Investment Agreement, or Acquisition Agreement, with Bounty Investments, LLC, or Bounty, an investment vehicle managed by Renova U.S. Management LLC, or Columbus Nova, and Columbus Nova Credit Investments Management, LLC, or CNCIM, pursuant to which we agreed to acquire CNCIM for a total purchase price of $32.5 million consisting of the issuance of 4,545,455 shares of our common stock (at an implied price of $5.50 per share), or the Stock Consideration and deferred payments totaling $7.5 million. Additionally, Bounty has agreed to purchase $25.0 million in principal amount of senior subordinated convertible notes, or Convertible Notes, issued by us. The proceeds from the Convertible Notes, along with our cash, will be used to repurchase and retire all of the $73.9 million in principal amount of the outstanding Series A and Series B Senior Secured Notes for a total purchase price of $55.0 million plus accrued interest. In connection with the Acquisition Agreement, we entered into a Transition Services Agreement with Bounty and CNCIM, pursuant to which we will provide services to CNCIM in connection with CNCIM's management of its CLOs. We also agreed to enter into a Stockholders Agreement upon the consummation of the transactions contemplated by the Acquisition Agreement providing for, among other things, the right of Bounty to nominate up to three directors to the Board based upon specified percentages of ownership of our outstanding common stock. We refer to the acquisition of CNCIM and our issuance of the Convertible Notes and related agreements as the Transactions.

        Please see "Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments" for a discussion of the proposed strategic transactions.

Our Business

        Our business is managed in two operating segments: Investment Management and Principal Investing. Our Investment Management segment involves earning investment advisory fees for managing a variety of investment products including collateralized debt obligations, or CDOs, separately managed accounts and other investment vehicles. Our Principal Investing segment involves maintaining an investment portfolio comprised primarily of bank loans and other corporate debt and Agency RMBS (as defined below). Agency RMBS are backed by mortgage loans and are guaranteed as to principal and interest by federally chartered entities such as the Federal National Mortgage Association, or Fannie Mae, or the Federal Home Loan Mortgage Corporation, or Freddie Mac, and, in the case of the Government National Mortgage Association, or Ginnie Mae, the U.S. government. We refer to these entities as "Agencies" and to RMBS guaranteed or issued by the Agencies as "Agency RMBS." Our Agency RMBS portfolio consists of Fannie Mae and Freddie Mac securities. We refer to our investments in senior secured loans (first lien and second lien term loans), senior subordinated debt facilities and other junior securities, typically in middle market companies across a range of industries, as "Corporate Loans."

        For disclosure of operating results and total assets by segment see "Part II—Item 8. Financial Statements and Supplementary Data—Note 27."

Investment Management Segment

        Our Investment Management segment is operated through DCM. DCM manages investment accounts for various types of clients, including CDOs, separately managed accounts (separate, non-pooled accounts established by clients) and other investment vehicles. Except for the separately managed accounts, these clients are collective investment vehicles that pool the capital contributions of multiple investors, which are typically financial institutions, such as insurance companies and banks, employee benefits plans and "funds of funds" (investment funds that in turn allocate their assets to a variety of other investment funds). Our teams that manage these accounts are supported by various other groups within DCM, such as risk management, systems, accounting, operations and legal. DCM enters into an investment management agreement with each client, pursuant to which the client grants DCM certain discretion to purchase and sell securities and other financial instruments.

        Our primary source of revenue from our Investment Management segment is the investment advisory fees paid by the accounts we manage. These fees typically consist of management fees based on the account's assets and, in some cases, performance fees based on the profits we generate for the account.

  Assets Under Management

        As of January 1, 2010, DCM's total assets under management, or AUM, was approximately $9.2 billion, held in 28 CDOs, six separately managed accounts and one other investment vehicle.

        The following table summarizes the AUM for each of our product categories:

	As of January 1,
	2010		2009
	Number of Accounts	AUM	Number of Accounts	AUM
		(In thousands)		(In thousands)
CDOs(1):
CLOs	12	$4,041,540	12	$4,286,407
Asset-backed securities	12	4,054,722	12	5,229,331
Corporate bonds	4	754,815	3	775,153

Total CDOs	28	8,851,077	27	10,290,891
Separately managed accounts(2)	6	320,464	5	205,201
Other investment vehicle(3)	1	22,367	—	—

Total AUM(4)		$9,193,908		$10,496,092

(1)
CDO AUM numbers generally reflect the aggregate principal or notional balance of the collateral and, in some cases, the cash balance held by the CDOs and are as of the date of the last trustee report received for each CDO prior to January 1, 2010 and 2009, respectively. The AUM for our Euro-denominated CDOs has been converted into U.S. dollars using the spot rate of exchange as of the respective AUM date.

(2)
AUM for certain of the separately managed accounts is a multiple of the capital actually invested in such account. Management fees for these accounts are paid on this higher AUM amount.

(3)
Other investment vehicle AUM represents the AUM of Deerfield Pegasus Loan Capital LP, or DPLC.

(4)
Included in Total AUM for January 1, 2010 is $288.5 million related to DFR Middle Market CLO Ltd., or DFR MM CLO. Included in Total AUM for January 1, 2009 is $303.1 million related to DFR MM CLO and $295.1 million related to Market Square CLO Ltd., or Market Square CLO. DCM manages DFR MM CLO and Market Square CLO but is not contractually entitled to receive any management fees so long as 100% of the equity is held by Deerfield Capital LLC, or DC LLC, or an affiliate thereof. As a result of the sale of our preference shares, as of July 1, 2009 we began to receive management fees from Market Square CLO.

  Collateralized Debt Obligations

        The term CDO generally refers to a special purpose vehicle that owns a portfolio of investments and issues various tranches of debt and equity securities to fund the purchase of those investments. The debt tranches issued by the CDO are typically rated by one or more of the principal rating agencies based on portfolio quality, diversification and structural subordination. The equity securities issued by the CDO vehicle represent the first loss piece of the capital structure and are generally entitled to all residual amounts available for distribution after the CDO's obligations to the debt holders and certain other parties have been satisfied. As of January 1, 2010, we managed 28 CDOs. Twelve of the CDOs, commonly referred to as collateralized loan obligations, or CLOs, invest mainly in bank loans, twelve mainly in ABS and four mainly in corporate bonds.

  Other Investment Vehicle

        Our other investment vehicle represents Deerfield Pegasus Loan Capital LP, or DPLC, our investment venture with Pegasus Capital Advisors L.P., or Pegasus. Pegasus and DFR committed to invest $74.0 million and $15.0 million, respectively, in DPLC. We initially expected such amounts to be invested primarily in corporate bank loans and other senior secured corporate loans. However, as a result of the rapid recovery of corporate loan prices, the return thresholds we initially expected for DPLC are no longer attainable, and we are currently evaluating other investment strategies. The commitments of each of Pegasus and DFR are subject to numerous conditions, any or all of which may not be satisfied. As of December 31, 2009, Pegasus and DFR had funded $20.0 million and $4.0 million, respectively, of such commitments. DPLC is managed by DCM. For further disclosure concerning Pegasus see "Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments."

  Separately Managed Accounts

        Our six separately managed accounts are managed pursuant to our proprietary Return Profile Management program, or RPM. RPM is a quantitative strategy for managing the duration profile of bond portfolios designed to add value in relation to a chosen benchmark by dynamically varying the portfolio's mix of cash (a low duration asset) and U.S. Treasury securities or Agency RMBS (an asset with duration risk). Duration essentially measures the market price volatility of financial instruments as a function of interest rate changes. The portfolio begins with a mix of cash and bonds, resulting in a duration equal to the starting target designated for each account. The RPM model is designed to then either lengthen (as rates move up) or shorten (as rates move down) the portfolio's duration in response to changes in interest rates. RPM does not involve forecasting of interest rates. Instead, decision-making is based on rate volatility and trends. RPM generally is implemented with U.S. Treasury securities or Agency RMBS to maximize liquidity and reduce transaction costs.

  Investment Advisory Fees

        Our primary source of revenue from our Investment Management segment is the investment advisory fees paid by the accounts we manage. These fees typically consist of management fees based on the account's assets and performance fees based on the profits we generate for the account. Almost all of our investing for these accounts is in fixed income securities and related financial instruments. We have certain discretionary trading authority over all of the accounts we manage. Our fees differ from account to account, but in general, our fees from CDOs consist of a senior management fee (payable before the interest payable on the debt securities issued by the CDO) that ranges from 5 basis points to 20 basis points annually of the principal balance of the underlying collateral of the CDO, a subordinate management fee (payable after the interest payable on the debt securities issued by the CDO and certain other expenses) that ranges from 5 basis points to 45 basis points annually of the principal balance of the underlying collateral of the CDO, and, in certain CDOs, performance fees that are paid after certain investors' returns exceed an internal rate of return, or IRR hurdle. The performance fees generally range from 10% to 20% of residual cash flows above the IRR hurdle and vary by transaction.

  Seasonality

        While our Investment Management segment is not directly affected by seasonality, our investment advisory fees may be higher in the fourth quarter of our fiscal year as a result of our revenue recognition accounting policy for performance fees related to DPLC. We did not have any performance fees in the current year related to DPLC and do not expect to have performance fees in the next year related to DPLC.

Principal Investing Segment

        Income from our Principal Investing segment is influenced by four factors: (i) the nominal amount of interest income we earn on our investment portfolio and the net spread, or difference, between the interest income we earn on our investment portfolio and the cost of our borrowings net of hedging derivatives, if any, (ii) the net recognized gains and losses, if any, on our investment portfolio, (iii) provision for loan losses, if any, and (iv) the volume or aggregate amount of such investments. We use leverage to seek to enhance our returns, which can also magnify losses. The cost of borrowings to finance our investments comprises a significant portion of our operating expenses.

  Our Principal Investing Portfolio

  RMBS

        We invest in pass-through RMBS, which are securities representing interests in mortgage loans secured by residential real property. Payments of both principal and interest on RMBS are generally made monthly, net of any fees paid to the issuer, servicer or guarantor of the securities. The Agency hybrid adjustable-rate RMBS represent the entire ownership interest in pools of residential mortgage loans made by lenders such as savings and loan institutions, mortgage bankers and commercial banks.

        The investment characteristics of pass-through RMBS differ from those of traditional fixed-income securities. The major differences include the monthly payment of interest and principal, as described above, and the possibility that unscheduled principal payments may be received at any time due to prepayments on the underlying mortgage loans. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

  Corporate Loans

        We invest in Corporate Loans. From time to time we also participate in revolving credit facilities and bridge loan commitments, under which the lender is obligated to advance funds to the borrower upon request, pursuant to the terms of the credit facility. We invest in middle market and more broadly syndicated Corporate Loans both directly and also through our investment in the equity of DFR Middle Market CLO Ltd, or DFR MM CLO, and our investment in DPLC.

  Other Investments

        In addition to Agency RMBS and Corporate Loans, we may invest in other asset classes and securities, including commercial real estate, credit default swaps, or CDS, high yield bonds, CLO debt, CLO equity and equity securities, either as direct investments, for hedging purposes or in connection with other strategies.

History of Operations

        We commenced operations on December 23, 2004 as a REIT. We completed an initial private offering in December 2004, in which we raised net proceeds of approximately $378.9 million. At that time, we began investing in RMBS on a leveraged basis using repurchase agreements. In July 2005, we completed our initial public offering, which resulted in net proceeds of approximately $363.1 million. During 2005, we continued to leverage our equity to purchase RMBS and began to diversify our portfolio primarily into certain Corporate Loans and other investments. As of December 31, 2005, we had a $7.8 billion investment portfolio of which $7.0 billion was RMBS and $0.8 billion was Corporate Loans and other investments. As of December 31, 2005, our book value was $134.96 per share, and leverage was 10.6 times equity.

        During 2006, we continued to further diversify our portfolio into Corporate Loans and increase our leverage. As of December 31, 2006, we had an $8.8 billion investment portfolio of which $7.7 billion was RMBS and $1.1 billion was Corporate Loans and other investments. As of December 31, 2006, our book value was $133.20 per share, and leverage was 12.0 times equity.

        We continued to grow and diversify our portfolio into Corporate Loans during the first half of 2007, and in April 2007, we announced a definitive agreement to acquire Deerfield. However, in August 2007, we announced that the parties mutually terminated the agreement in light of our inability to secure the necessary financing to consummate the transaction. During the third quarter of 2007, reduced liquidity in subprime RMBS in the marketplace began to reduce liquidity in all RMBS. In response to these developments, we refocused our investment strategy to that of preserving liquidity and in doing so decided to sell a portion of our RMBS portfolio, bringing the total down to $7.4 billion as of September 30, 2007. During the fourth quarter of 2007, conditions in the credit markets further deteriorated resulting in additional sales of $1.2 billion of Agency RMBS and $0.2 billion of non-Agency RMBS, in an effort to reduce leverage and maintain sufficient liquidity.

        We resumed merger discussions with Deerfield during the third quarter of 2007, and on December 21, 2007, we completed the Merger and became internally managed. The aggregate consideration paid in the Merger was 14,999,992 shares of Series A Preferred Stock (not adjusted to reflect the 1-for-10 reverse stock split effected on October 16, 2008), $73.9 million of the Series A and Series B Notes, $1.1 million in cash and $14.8 million of deal-related costs, including $6.8 million of seller-related deal costs. As of December 31, 2007, our book value was $90.71 per share, and leverage was 12.9 times equity.

        During early 2008, the RMBS portfolio experienced a significant decrease in value as a result of the global credit crisis. This negative environment had several negative impacts on the Company's ability to successfully finance and hedge its RMBS portfolio. As of December 31, 2008, the fair value of our Agency RMBS and non-Agency RMBS portfolios were $342.4 million and $5.4 million, respectively. This represented an approximate 94.5% reduction in our RMBS holdings during 2008. The reduction in the RMBS balance during the year ended December 31, 2008 was comprised of sales of Agency RMBS with an amortized cost of $4.6 billion at a net realized gain of $23.8 million and sales of non-Agency RMBS with an amortized cost of $1.6 billion at a net realized loss of $203.3 million. During 2008 our REIT status terminated when we converted to a C corporation to maximize the use of potential significant tax benefits and provide more flexibility with respect to future capital investment.

        Our Investment Management segment was also negatively impacted by the global credit crisis. The deterioration of global credit markets and significant decline in our overall market capitalization during the first quarter of 2008 was a triggering event for an analysis of possible goodwill impairment. A decline in market multiples for comparable companies largely contributed to the $20.0 million of goodwill impairment we recorded during the first quarter of 2008. As a result of the further decline in our overall market capitalization during the third quarter of 2008, we performed another analysis of goodwill impairment as of September 30, 2008 and determined that impairment on the remaining goodwill balance was necessary. We also recorded $47.3 million in impairment charges on intangible assets during the year ended December 31, 2008, consisting of $35.4 million on intangible assets related to the management contracts for the investment funds, which performed poorly and were liquidated during the year, $7.9 million on intangible assets related to CDO management contracts and $4.0 million related to the "Deerfield" trade name.

        During 2008, we implemented cost savings initiatives designed to improve our financial results without adversely impacting our ability to operate our business in a prudent and competitive manner. These costs savings initiatives included reducing our headcount by 37 employees, reducing bonus compensation to existing employees and reducing overall operating expenses. While these cost savings initiatives had some positive impacts on our 2008 expense structure, the larger effects of these actions can be seen in our 2009 financial results.

        During 2009, we achieved a return to profitability due to our continued focus on cost containment and growth. During the year ended December 31, 2009 net income was $64.3 million. The reduction in headcount and bonus compensation which were part of our cost savings initiatives provided $14.8 million in savings. In addition, in November we entered into a Lease Amendment to relocate to a smaller space in the same building we currently occupy, resulting in an approximate annual savings of $1.3 million, part of which we will begin to realize during 2010.

        During 2009, the RMBS portfolio exhibited more stability. As of December 31, 2009, the fair value of our Agency RMBS and non-Agency RMBS portfolios were $302.5 million and $2.6 million, respectively. We continued sales from our alternative asset portfolio, reducing our alternative asset holdings from $460.6 million as of December 31, 2008 to $288.4 million as of December 31, 2009 and we deconsolidated Market Square CLO as a result of the June 30, 2009 sale of all of our preference shares in Market Square CLO. We also experienced a $22.3 million decline in investment advisory fees during the year ended December 31, 2009 as compared to the year ended December 31, 2008. The decrease in investment advisory fees was primarily driven by the liquidation of the investment funds we previously managed during 2008, which provided $8.3 million of fee revenue during the year ended December 31, 2008, and a reduction in CDO investment advisory fee revenue of $14.4 million during the year ended December 31, 2009, as compared to the year ended December 31, 2008. The reduction in CDO investment advisory fee revenues is primarily the result of the liquidation of five CDOs we previously managed and the deferral of the majority of subordinated management fees during the year ended December 31, 2009, as a result of substantially all of the CLOs that we currently manage failing certain overcollateralization tests.

Our Strategy

        We are focused on growing the Investment Management segment of our business by launching new investment products that will diversify our revenue streams and take advantage of our core competencies of credit analysis and asset management. We intend to make investments in certain of these new investment products. We believe that the growth of fee-based income through the management of alternative investment products will provide the most attractive risk-adjusted return on capital.

        Our strategies to achieve growth in revenues centers on four areas: (i) acquisition of existing CDO and CLO contracts from other managers, (ii) internal development of new product offerings relying on existing capabilities, (iii) introduction of new products resulting from acquisitions of and ventures with external managers and (iv) creation of new CLO structures as the market environment improves and the economics for new issuances become attractive to investors.

        On February 11, 2009, we assumed the management contract for Mayfair Euro CDO I B.V., or Mayfair Euro CDO, a Euro-denominated CDO collateralized primarily by investment grade and high-yield corporate bonds. On July 17, 2008, we acquired the management contract for Robeco CDO II Limited, or Robeco CDO, a CDO collateralized primarily by high-yield corporate bonds. These actions were in line with our previously announced strategy to acquire or assume CDO management contracts from other investment managers, and we are continuing to pursue the acquisition or assumption of additional management contracts.

        We are focused on managing our Principal Investing segment by opportunistically redeploying our capital into other fee-based strategies. In the near term, we expect to continue to hold our RMBS portfolio both for the net interest income it provides and as a source of liquidity.

        Additionally, we continue to actively explore strategic opportunities in order to maximize value for our stockholders.

  Our Financing Strategy

  Leverage Strategy

        Although we continue to closely monitor our leverage, the changes in our business resulting from the Merger in 2007 and the termination of our REIT status on September 30, 2008 (retroactive to January 1, 2008) impact how we expect to use and manage leverage going forward. The acquisition of Deerfield, and our subsequent focus on our Investment Management segment, significantly reduces our need for leverage and equity to support our operations because of the generation of cash flows in the form of contractual investment advisory fees. Additionally, the termination of our REIT status provides us with more flexibility to allocate capital to assets other than RMBS, although, in the near term, we expect to continue to hold our RMBS portfolio.

        In addition to the discussions that follow, for further information concerning our leverage see "Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Leverage" and "Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Sources of Funds."

  Recourse Debt

        Recourse debt refers to debt that is a general obligation of ours.

  Repurchase Agreements

        We finance certain of our RMBS through repurchase agreements, which allow us to borrow using the Agency RMBS we own as collateral. These agreements are accounted for as debt secured by the underlying assets. During the term of a repurchase agreement, we receive the principal and interest on the related RMBS and pay an agreed upon rate of interest to the counterparty.

        Our repurchase agreement counterparties are financial institutions with whom we have agreements that cover the terms of our transactions. All of our repurchase agreement counterparties are approved by our Risk Management Committee and are monitored for changes in their financial condition. As of December 31, 2009, we had outstanding repurchase agreement balances of $291.5 million with two financial institutions. Repurchase agreements are the primary method that we use to leverage our Agency RMBS. Our repurchase agreement liabilities are significantly concentrated with one counterparty through which we obtained financing for 85.3% of our $291.5 million of repurchase agreement liabilities as of December 31, 2009.

  Trust Preferred Securities

        On September 29, 2005, August 2, 2006 and October 27, 2006, we issued $51.6 million, $25.8 million and $46.3 million of unsecured junior subordinated notes payable to Deerfield Capital Trust I, or Trust I, Deerfield Capital Trust II, or Trust II, and Deerfield Capital Trust III, or Trust III, respectively. The Trust I securities mature on October 23, 2035 but are callable by us on or after October 10, 2010. The Trust II and Trust III securities both mature on October 30, 2036 but are callable by us on or after October 30, 2011. Interest is payable quarterly at a floating rate equal to the London Interbank Offered Rate, or LIBOR, plus 3.50% per annum for Trust I and LIBOR plus 2.25% per annum for Trust II and Trust III. This rate was 3.78% for Trust I and 2.53% for Trust II and Trust III as of December 31, 2009. For further disclosure concerning our Trust Preferred Securities see "Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments".

  Series A and Series B Notes

        On December 21, 2007, in connection with the Merger, we issued $73.9 million in principal amount of Series A Senior Secured Notes and Series B Senior Secured Notes, or the Series A and Series B Notes ($48.9 million Series A Notes and $25.0 million Series B Notes), recorded at carrying value of $72.3 million, net of a $1.6 million fair value discount as of December 31, 2009 that will be amortized into interest expense using the effective yield method from issuance date to maturity on December 21, 2012. The Series A and Series B Notes bear interest at a variable rate based upon LIBOR and an initial additional margin of 5.0% per year. Commencing January 1, 2010, such additional annual margin of the Series A and Series B Notes will increase by increments of 0.5% per annum in each three-month period for eighteen months and 0.25% per annum for each three-month period thereafter.

  Non-Recourse Debt

        Non-recourse debt refers to debt with recourse only to specific assets pledged as collateral to the lenders, such as warehouse facilities and the debt issued by CDOs that are consolidated by us as variable interest entities, or VIEs. The creditors of our non-recourse debt have no recourse to our other assets. None of our non-recourse debt is subject to potential margin calls for additional pledges of our cash or assets.

  Term Financing

        We finance certain of our assets, including DFR MM CLO, using term financing strategies. We believe CDO financing structures are an appropriate financing vehicle for certain of our assets because they enable us to obtain long-term funding and minimize the risk of needing to refinance our liabilities prior to the maturities of our investments while giving us the flexibility to manage credit risk and, subject to certain limitations, to take advantage of profit opportunities. As is typical for CDOs, DFR MM CLO is a bankruptcy remote subsidiary, and the debt holders have recourse only to the assets of this entity.

Investment Process

        Our strategies for both operating segments are based on established investment processes across our range of products. Our portfolio management teams use fundamental credit analysis and qualitative analyses as well as various quantitative models in formulating trading decisions. The teams generally consider the specific characteristics of each asset class within the framework of broader macroeconomic and market conditions, as well as credit and liquidity trends, to determine appropriate portfolio positioning.

        Our analysts evaluate industry conditions, the creditworthiness of individual issuers and the features of individual securities in order to recommend relative industry weightings, update our proprietary rating system and provide ongoing surveillance throughout the holding period.

        We have taken a team approach to implementing our investment philosophy and investment process, employing an integrated investment team for managing each of our strategies, with each team member typically sharing responsibility for various functions. Each of our investment teams is headed by managers with extensive experience within the team's specific strategies. Each team focuses on portfolio management and research, trading, portfolio administration and development of analytical models, and typically draws upon the expertise of other teams.

Risk Management

        We look at investment risk across all of our products specifically as it relates to the product's target returns or asset/liability management framework. We believe that in order to achieve long-term investment performance consistent with our clients' expectations, we need an understanding of the investment risks taken, or proposed to be taken, in each portfolio relative to the corresponding liability and return profile, as well as those risks inherent in the increasingly complex global capital markets. Our risk management process emphasizes trading system and data integrity, counterparty creditworthiness, adherence to investment guidelines and client communication.

        We employ active risk monitoring for both our portfolio management and operational activities within the business. Our risk management program seeks to address not only the risks of unexpected portfolio losses, but also the operational risks that can have major adverse impacts on our business results. Portfolio risks include, for example, potential losses due to price volatility, position sizing and leverage. Operational risks include, for example, settlement and clearing of transactions, properly recording and valuing positions, supervision of traders, counterparty credit monitoring and approval, custodian reconciliations, trader authorization, accounting and regulatory.

        Our risk management committee meets at regular intervals to ensure we have properly identified the risks inherent in the operation of our business, formulated and approved policies and procedures to mitigate the identified risks, monitor overall adherence to the policies and report to management any significant concerns regarding the adequacy of procedures, systems or personnel in the conduct of our business.

Conflicts of Interest

        We have not adopted a policy that expressly prohibits our directors, officers, security holders or affiliates from having a direct or indirect pecuniary interest in any investment to be acquired or disposed of by us or any of our subsidiaries or in any transaction to which we or any of our subsidiaries is a party or has an interest, or that expressly prohibits any such persons from engaging for their own account in business activities of the types conducted by us. However, our Code of Business Conduct and Ethics contains a conflicts of interest policy that generally prohibits our directors, officers and employees, including employees of DCM, from engaging in any transaction that involves an actual or apparent conflict of interest with us.

Competition

        We compete for investment management clients and AUM with numerous other investment managers, including those affiliated with major commercial banks, broker-dealers and other financial institutions. The factors considered by clients in choosing us or a competitor include the past performance of the accounts managed by the firm, the background and experience of its key portfolio management personnel, its reputation in the fixed income asset management industry, its advisory fees and the structural features of the investment products (such as CDOs and investment funds) that it offers. Some of our competitors have greater portfolio management resources than us, have managed client accounts for longer periods of time or have other competitive advantages over us. For additional information concerning the competitive risks that we face, see "Part I—Item 1A. Risk Factors—Risks Related to Our Business Generally" and "Part I—Item 1A. Risk Factors—Risks Related to Our Investment Management Segment."

Our Distribution Policy

        We are no longer subject to the distribution requirements applicable to REITs. The covenants contained in our indebtedness currently prohibit us from declaring dividends or distributions on our common stock, and therefore, we do not expect to make dividend distributions in the foreseeable future. Please see "Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments" for some changes to our indebtedness and certain covenants related to distributions.

Operating and Regulatory Structure

        Historically, we had elected to be taxed as a REIT. However, our status as a REIT terminated in 2008 when we converted to a C corporation to maximize the use of potential significant tax benefits and provide more flexibility with respect to future capital investment.

  Exclusion from Regulation Under the 1940 Act

        We and our subsidiaries have operated, and intend to continue to operate, in such a way as to be excluded from registration under the Investment Company Act of 1940, as amended, or the 1940 Act. DFR and its wholly-owned subsidiary Deerfield Capital LLC, or DC LLC, are excluded from registration under the 1940 Act because no more than 40% of their assets, on an unconsolidated basis, excluding cash and government securities, are investment securities. We intend to continue to qualify for this exclusion by monitoring the value of all our subsidiaries and any investment securities we own to ensure that at all times, no more than 40% of their assets, on an unconsolidated basis, excluding certain items, will be investment securities under the 1940 Act.

  Restrictions on Ownership of Our Capital Stock

        On May 19, 2009, we held an annual stockholders meeting, or the Annual Meeting, at which our stockholders approved an amendment to our charter to restrict certain acquisitions and dispositions of our securities and to remove references to our operation as a REIT as one of our purposes, or the Charter Amendment. The restrictions on acquisitions and dispositions of our securities contained in the Charter Amendment are intended to preserve the potential benefit of our federal net operating losses, or NOLs, net capital losses, or NCLs and certain other tax attributes for tax purposes. The Charter Amendment was filed with the Maryland State Department of Assessments and Taxation on May 20, 2009. In connection with the Charter Amendment, our stockholder rights plan that was adopted on March 11, 2009 automatically terminated.

        The Charter Amendment is designed to prevent an ownership change, or Ownership Change, as defined in Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, or the Code. Sections 382 and 383 of the Code impose significant limitations on the ability of a corporation to use its NOLs and NCLs to offset income in circumstances where such corporation has experienced an Ownership Change, and may also limit a corporation's ability to use any built-in losses recognized within five years of any Ownership Change. Generally, there is an Ownership Change if, at any time, one or more 5% shareholders (as defined in the Code) have aggregate increases in their ownership of DFR of more than 50 percentage points looking back over the relevant testing period, which can occur as a result of acquisitions and certain dispositions of common stock by our 5% shareholders.

        The Charter Amendment generally prohibits any direct or indirect sale, transfer, assignment, exchange, issuance, grant, redemption, repurchase, conveyance, pledge or other disposition of shares of our common stock or rights or options to purchase our common stock or any other interests that would be treated as stock under the income tax regulations promulgated under the Code, if as a result of such sale, transfer, assignment, exchange, issuance, grant, redemption, repurchase, conveyance, pledge or other disposition, any person or group becomes a 5% shareholder (as defined in the Code), which generally includes a person or group that beneficially owns 5% or more of the market value of the total outstanding shares of our common stock, or the percentage of our common stock owned by a 5% shareholder (as defined in the Code) would be increased. As a result of these restrictions, certain transfers of stock by existing 5% shareholders are prohibited. In addition to other exceptions, a person will not be treated as violating the Charter Amendment as a result of acquiring shares of stock, directly or indirectly, as a result of the issuance of a warrant, the exercise thereof or the transfer or acquisition of such warrant or stock acquired thereby, where such warrant had first been issued upon approval of our Board of Directors, or Board, unless and until the person to whom such warrant was issued thereafter acquires any stock that is unrelated to the warrant. Our Board has granted limited exemptions to the Charter Amendment as disclosed in our Current Report on Form 8-K filed with the SEC on May 19, 2009.

        If our Board determines that a transfer would be prohibited, then, upon our written demand, the purported transferee will transfer the securities that are the subject of the prohibited transfer, or cause such securities to be transferred, to an agent designated by our Board. The agent will sell the securities to a buyer or buyers, which may include us, in one or more arm's-length transactions that comply with the Charter Amendment. If the purported transferee has resold the securities before receiving our demand to surrender them to the agent, the purported transferee will be deemed to have sold the securities for the agent and will be required to transfer to the agent any distributions received with respect to such securities and any proceeds of the sale of such securities (except for any proceeds which we grant the purported transferee written permission to retain and which do not exceed the amount that the purported transferee would have received from the agent if the agent had resold such securities). The proceeds of the sale of any such securities will be applied first to the agent to cover its costs and expenses, second to the purported transferee, up to the lesser of the amount paid by the purported transferee for the securities or the fair market value of the securities at the time of the attempted transfer, and third to one or more charitable organizations selected by our Board. In no event will the proceeds of the sale of such securities inure to our benefit.

  Governmental Regulations

        DCM is registered with the SEC as an investment adviser and with the Commodity Futures Trading Commission, or CFTC, as a commodity trading advisor. In these capacities, DCM is subject to various regulatory requirements and restrictions with respect to our asset management activities (in addition to other laws). In addition, investment vehicles managed by DCM are subject to various securities and other laws. You may obtain a copy of DCM's SEC Form ADV Part II upon request.

Employees

        As of both December 31, 2009 and 2008, we had approximately 67 employees.

Available Information

        Our Internet address is www.deerfieldcapital.com. We make available free of charge, on or through the "SEC Filings" section of our website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Also posted on our website, and available in print upon request to our Investor Relations Department, are the charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Business Conduct and Ethics, which governs our directors, officers and employees. Within the time period required by the SEC and the NASDAQ Stock Market LLC, or the NASDAQ, we will post on our website any amendment to our Code of Business Conduct and Ethics and any waiver applicable to our senior financial officers, and our executive officers or directors. In addition, information concerning purchases and sales of our equity securities by our directors and Section 16 reporting officers is posted on our website. Information on our website is not part of this Annual Report.

        Our Investor Relations Officer can be contacted at Deerfield Capital Corp., 6250 North River Road, 9th Floor, Rosemont, Illinois 60018, Attn: Frank Straub, Investor Relations, Telephone: (773) 380-6636.

ITEM 1A.    RISK FACTORS

        The following sets forth the most significant factors that make an investment in our company speculative or risky. If any of the risks described below actually occur or, in certain cases, continue, our business, financial condition or results of operations may suffer. As a result, the value of our common stock could decline, and you could lose all or part of your investment. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also adversely affect our business and the value of our common stock. In addition to the following risk factors, please also refer to the section entitled "Special Note Regarding Forward-Looking Statements."

Risks Related to Our Business Generally

We leverage our investments and incur other significant indebtedness, which may reduce our returns, harm our liquidity and cause our financial condition to deteriorate rapidly.

        We leverage our investments through borrowings, generally through warehouse facilities, repurchase agreements, secured loans, securitizations (including the issuance of CDOs), loans to entities in which we hold interests in pools of assets and other borrowings. We also incur other significant indebtedness from time to time, such as our obligations resulting from the issuance of our Trust Preferred Securities and the issuance of approximately $74.0 million of two series of senior secured notes in connection with the Merger, or the Series A and Series B Notes. Although the Series A and Series B Notes contain covenants relating to the incurrence of indebtedness, we may incur substantial leverage relating to certain investments, including through repurchase agreements used to finance our investments in RMBS. Our indebtedness and the covenants and obligations contained therein could adversely affect our financial health and business and future operations by, among other things, reducing our liquidity, increasing our vulnerability to adverse economic and industry conditions and generally limiting our flexibility, including our ability to obtain certain additional financing we may need to operate, develop and expand our business. Additionally, our return on investments and available cash may be reduced to the extent that changes in market conditions increase the cost of our financing relative to the income that can be derived from the assets acquired.

        Our debt service payments will reduce available cash. Moreover, our ability to make payments on our debt will depend upon our future operating performance, which is subject to general economic and competitive conditions and to financial, business and other factors, many of which we cannot control. If the cash flows from our operations are insufficient to service our debt obligations, we may take actions, such as delaying or reducing capital expenditures, attempting to restructure or refinance our debt, selling assets or operations or seeking additional equity capital. Any or all of these actions may not be sufficient to allow us to service our debt obligations. Further, we may be unable to take any of these actions on satisfactory terms, in a timely manner or at all. We may also fail to meet other obligations we owe to the holders of our indebtedness which may result in an event of default with damaging consequences, including risking the loss of some or all of our assets to foreclosure or sale. Our failure to pay our debts or to otherwise fulfill our obligations under the instruments governing our indebtedness could, among other things, render us insolvent or materially adversely affect the market value of our common stock.

        We leverage certain of our assets through repurchase agreements pursuant to which we are required to pledge additional assets as collateral to our repurchase agreement counterparties (i.e., lenders) when the estimated fair value of the existing pledged collateral under such agreements declines and such lenders demand additional collateral (i.e., initiate a margin call). Margin calls result from a decline in the value of the RMBS collateralizing our repurchase agreements, generally following the monthly principal reduction of such RMBS due to scheduled amortization and prepayments on the underlying mortgages, changes in market interest rates, a decline in market prices affecting our RMBS and other market factors. We may not have the funds available to satisfy any of these calls and may have to sell assets at a time when we might be able to do so on favorable terms or at all, thereby suffering significant losses and harming our liquidity.

        Credit facility providers and other holders of our indebtedness may require us to maintain a certain amount of uninvested cash, to set aside unlevered assets sufficient to maintain a specified liquidity position to satisfy our collateral obligations or to maintain a certain minimum net worth. Thus, we may not be able to leverage our assets as fully as we would choose, which could reduce our returns and negatively affect our liquidity. If we are unable to meet these collateral obligations, we may be unable to obtain any additional financing, and our financial condition could deteriorate rapidly.

We may not be able to obtain future waivers of the minimum net worth covenant contained in the indenture governing our Trust Preferred Securities.

        In February 2008 and again in November 2008, we obtained waivers of the minimum net worth covenant contained in the indenture governing our Trust Preferred Securities. In July 2009, we amended the minimum net worth covenant to permanently decrease such net worth covenant to $50.0 million and provide that the initial measurement date for compliance therewith be September 30, 2012. We may not be able to comply with the minimum net worth covenant in September 2012 and there is no assurance that the holders of the Trust Preferred Securities will be willing to modify or grant additional waivers of the covenant in the future. In the event that we breach the minimum net worth covenant and are unable to obtain an additional waiver or modify the covenant, we will likely be in default under the indentures governing the Trust Preferred Securities, and the holders thereof may accelerate the outstanding indebtedness thereunder. If that happens, some or all of our assets may be subjected to foreclosure, which would have a material adverse effect on our results of operations and on the value of our common stock.

The current prolonged economic slowdown and weakness in the financial markets may impair our investments, reduce our liquidity and harm our operating results.

        Many of our investments are susceptible to economic slowdowns and recessions, such as those that have recently been experienced in the United States, which could lead to losses on those investments and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in lenders not extending credit to us, all of which could impair our operating results. Overall, during fiscal year 2009, our business environment and that of many of the entities in which we invest has been extremely challenging. There is no assurance that these conditions will improve in the near term or at all. If the economic slowdown and adverse business conditions continue or get worse, we expect our results of operations to be adversely affected.

Declines in the fair values of our investments may adversely affect our financial results and credit availability, which may reduce our earnings and liquidity.

        A rapid decline in the fair value of our assets, such as the declines we experienced in the fourth quarter of 2007 and the first quarter of 2008, may adversely affect us, particularly where we have borrowed money based on the fair value of those assets. In such case, the lenders may require, and have required, us to post additional collateral to support the borrowing. If we cannot post the additional collateral, we may have to rapidly liquidate assets, which we may be unable to do on favorable terms or at all. Even after liquidating assets, we may still be unable to post the required collateral, further harming our liquidity and subjecting us to liability to our lenders for the declines in the fair values of the collateral. A reduction in credit availability may reduce our earnings, liquidity and available cash. Further decreases in the fair value of our RMBS or increases in the prepayment rates thereon may also cause us to sell investment securities which we may be unable to do on favorable terms or at all, which could cause additional liquidity pressures or shortfalls.

Declines in the fair value of our investments and inability to generate sufficient cash from operations may adversely affect our ability to maintain adequate liquidity to support our ongoing operations and planned growth.

        As of December 31, 2009, we had cash and cash equivalents of $48.7 million and $704.8 million in outstanding borrowings. Cash generated from operations and remaining funds available under our existing credit facilities may not provide sufficient liquidity to fund our investment activities, pay fees under our management agreement and pay general corporate expenses. Declines in the fair value of our assets may additionally adversely affect our liquidity. If we are unable to maintain adequate liquidity, we may be unable to support our ongoing operations and planned growth, which would have a material adverse effect on our financial condition.

An increase in our borrowing costs relative to the interest we receive on our assets may impair our profitability and thus our available cash.

        As our repurchase agreements and other short-term borrowings mature, we must either enter into new borrowings or liquidate certain of our investments at times when we might otherwise not choose to do so. Lenders may seek to use a maturity date as an opportune time to demand additional terms or increased collateral requirements that could be adverse to us and harm our operations. Currently, lenders are requiring higher levels of collateral than they have required in the past to support repurchase agreements collateralized by Agency RMBS, and if this continues, it will make our borrowings and use of leverage less attractive and more expensive. An increase in short-term interest rates when we seek new borrowings would reduce the spread between our returns on our assets and the cost of our borrowings. This would reduce the returns on our assets which might reduce earnings and in turn available cash. We generally expect that the interest rates tied to our borrowings will adjust more rapidly than the interest rates tied to the assets in which we invest.

Variable rate indebtedness subjects us to interest rate risk, which could cause our debt service obligations to increase significantly.

        As of December 31, 2009, approximately $196.0 million of our recourse borrowings, primarily borrowings under our Trust Preferred Securities and Series A and Series B Notes, were at variable rates of interest and expose us to interest rate risk. If interest rates increase, our debt service obligations on the variable rate indebtedness would increase even though the amount borrowed remained the same. We may use interest rate derivatives to hedge the variability of the cash flows associated with our existing or forecasted variable rate borrowings. Although we may enter into additional interest rate swaps, involving the exchange of floating for fixed rate interest payments, to reduce interest rate volatility, we cannot provide assurances that we will be able to do so or that such swaps will be effective.

Because the value we record for certain investments is based on estimates of fair value made by management, we may be unable to realize the value we recorded upon a sale of these investments.

        On January 1, 2008, we adopted Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 825—Financial Instruments, or ASC Topic 825. As a result, we carry all of our RMBS and all swaps previously designated as a hedge at fair value with changes in fair value recorded directly into earnings. Because of the inherent uncertainty in the fair value of certain investments, management's determination of fair value may differ materially from the value that would have been used if a market for these securities existed.

        Some of our investments are securities that are not publicly traded. The fair value of such investments is not readily determinable. Depending on the accounting classification, these investments can be carried at fair value, lower of cost or market, or amortized cost with a loan loss reserve. Each of these carrying values is based on an estimate of fair value. Management reports estimated fair value of these investments quarterly. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our stock price could fall if our carrying values based on determinations of fair value of these investments are materially higher than the values that we ultimately realize upon their disposal.

Quarterly results may fluctuate and may not be indicative of future quarterly performance.

        Our quarterly operating results could fluctuate; therefore you should not rely on past quarterly results to be indicative of our performance in future quarters. Factors that could cause quarterly operating results to fluctuate include, among other things, variations in quarterly fair value determinations of our investments, variations in our investment origination volume, variations in the timing of repayments, market conditions that result in increased costs of funds and the degree to which we encounter competition in our markets and general economic conditions.

DFR and DCM are the subject of information requests by the SEC in an investigation that could result in SEC proceedings against us.

        Pursuant to a formal order of investigation, the SEC is investigating certain practices associated with the offer, purchase or sale of Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits, or REMICs, and the creation of re-REMICs. In connection with this investigation, the SEC has requested and obtained certain information from DFR and DCM relating to certain mortgage securities transactions effected by DCM for DFR in 2005 and 2006. It is possible that we could be subject to an SEC enforcement or other proceeding relating to the transactions. In that event, we could be subject to significant monetary fines or other damages or penalties whether by enforcement action or via consensual settlement proceedings, and DCM could incur reputational damage as an investment manager, which could reduce its ability to retain existing clients or investors or obtain new clients or investors. In addition, the continuation of the investigation could reduce the amount of time and attention that management can provide to our business and generate further significant legal costs.

Our business could be impaired if we are unable to attract and retain qualified personnel.

        As a self-managed company, we depend on the diligence, experience, skill and network of business contacts of our executive officers and employees for the evaluation, negotiation, structuring and monitoring of our investments. Our business depends on the expertise of our personnel and their ability to work together as an effective team. Our success depends substantially on our ability to attract and retain qualified personnel. Due to the adverse credit market environment, however, we reduced our workforce substantially in 2008. This reduction in workforce may reduce employee morale and create concern among potential and existing employees about job security, which may lead to difficulty in hiring and increased turnover in our current workforce and place undue strain upon our operational resources. We cannot assure you that we will not have to make further workforce reductions and that we will not experience employee resignations in the future. If we are unable to maintain diligent, experienced and skilled employees, our ability to respond to unexpected challenges may be impaired, and we may be unable to take advantage of new opportunities. The inability to retain and recruit qualified personnel could affect our ability to provide an acceptable level of service to our clients and funds and our ability to attract new clients, including investors in our funds, which could have a material and adverse effect on our business.

We may change our investment strategy without stockholder consent, and our Board does not approve each investment decision made by management.

        We have not adopted a policy as to the amounts to be invested in any of our asset classes, including securities rated below investment grade. We may change our investment strategy, including the percentage of assets that may be invested in any particular asset class, or in a single issuer, at any time, without the consent of, or notice to, our stockholders or, in certain cases, our Board. We may decide to invest in assets that are riskier than the investments we are currently targeting. A change in our asset allocation could result in our investing in asset classes different from those described herein and may also entail significant transition costs. A change in our investment strategy may increase our exposure to interest rate risk or default risk or may lower our expected rate of return and net spread, all of which could reduce our earnings, assets and stock price.

We may enter into warehouse agreements in connection with our planned investment in the equity securities of CDOs or DCM's planned management of CDOs, and if the CDO investments are not consummated, the warehoused collateral will be sold, and we may be required to bear any loss resulting from such sale.

        In connection with our investment in CDOs or DCM's planned management of new CDOs, we may enter into warehouse agreements with warehouse providers such as investment banks or other financial institutions, pursuant to which the warehouse provider will initially finance the purchase of the collateral that will be ultimately transferred to the CDO. DCM will typically select the collateral. If the CDO transaction is not consummated, the warehouse provider will liquidate the warehoused collateral and we may be required to pay any amount by which the purchase price of the collateral exceeds its sale price and may be liable for certain of the expenses associated with the warehouse or planned CDO, subject to any negotiated caps on our exposure. In addition, regardless of whether the CDO transaction is consummated, if any of the warehoused collateral is sold before the consummation, we may have to bear any resulting loss on the sale. The amount at risk in connection with the warehouse agreements supporting our investments in CDOs will vary and may not be limited to the amount that we have agreed to invest in the equity securities of the CDO. Although we would expect to complete the CDO transaction within about six to nine months after the warehouse agreement is signed, we may not be able to complete the transaction within the expected time period or at all.

Failure to procure adequate capital and funding would hurt our results and reduce the price of our stock.

        We depend upon the availability of adequate funding and capital for our operations. The failure to secure acceptable financing could reduce our income, as our investments would no longer generate the same level of net interest income due to the lack of funding or increase in funding costs. A reduction in our net income would impair our liquidity and our available cash. We cannot assure our stockholders that any, or sufficient, funding or capital will be available to us in the future on terms that are acceptable to us. If we cannot obtain sufficient funding on acceptable terms, there may be a negative impact on the market price of our common stock and our current financial condition.

        Moreover, our ability to timely raise capital on commercially reasonable terms is further impaired because the number of securities that we are currently permitted to offer using a Form S-3 registration statements is limited to 1/3 of the aggregate market value of our common stock held by non-affiliates, or our "public float", for any twelve-month period. As of December 31, 2009, our public float was approximately $29.0 million. Our ability to use Form S-3 registration statements will remain limited until our public float is equal or greater than $75.0 million (calculated as set forth in Form S-3 and SEC rules and regulations). Alternative means of raising additional capital through sales of our securities, including through the use of a Form S-1 registration statement, may be more costly and time-consuming than registration on Form S-3.

We may in the future issue shares of additional capital stock to raise proceeds for a wide variety of purposes, which could dilute and therefore reduce the value of our existing outstanding capital stock.

        We may seek to issue shares of our capital stock, either in public offerings, private transactions or both, to raise additional capital. Such issuances could substantially dilute the stock of our existing stockholders without corresponding increase in value. We may raise capital for a wide variety of purposes, such as implementing our business plan and repaying indebtedness. Our management will have broad discretion over how we use the proceeds of any capital raise. We may not be able to raise capital at the time or times that we wish, in the amounts we wish, or on the terms or at the prices we consider favorable to us and our stockholders. We may use the proceeds of any future offering in ways in which holders of our capital stock disagree and that yield less than our expected return, or no return at all, which could result in substantial losses to us.

Ownership limitations in our charter may restrict change of control or business combination opportunities in which our stockholders might receive a premium for their shares.

        Our charter contains certain restrictions on acquisitions and dispositions of our securities that are intended to preserve the potential tax benefits associated with accumulated net operating losses, or NOLs, net capital losses, or NCLs, and certain other tax attributes by preventing transfers of our securities that could trigger an "ownership change" for purposes of sections 382 and 383 of the Internal Revenue Code of 1986, as amended, or the Code. We refer to these restrictions as our "section 382 ownership limit." The section 382 ownership limit generally prohibits any direct or indirect sale, transfer, assignment, exchange, issuance, grant, redemption, repurchase, conveyance, pledge or other disposition of shares of our common stock or rights or options to purchase our common stock or any other interests that would be treated as stock under the income tax regulations promulgated under the Code, if as a result of such sale, transfer, assignment, exchange, issuance, grant, redemption, repurchase, conveyance, pledge or other disposition, (i) any person or group becomes a 5% shareholder (as defined in the Code), which generally includes a person or group that beneficially owns 5% or more of the market value of the total outstanding shares of our common stock or (ii) the percentage of our common stock owned by a 5% shareholder (as defined in the Code) would be increased.

        No assurance can be provided that the section 382 ownership limit will be successful in preventing an "ownership change" within the meaning of sections 382 and 383 of the Code, and we may lose all or most of the anticipated tax benefits associated with our prior losses. In addition, the section 382 ownership limit may have the effect of inhibiting or impeding a change in control not approved by our Board and, notwithstanding its purpose, could adversely affect our stockholders' ability to realize a premium over the then-prevailing market price for our common stock in connection with such a transaction. The section 382 ownership limit may also impede the assumption of control by a holder of a large bloc of common stock and the removal of incumbent directors and management, even if such removal may be beneficial to all of our stockholders. In addition, since our Board can grant exemptions from the section 382 ownership limit, our Board has significant discretion over whether a potential acquirer's efforts to acquire a large interest in us will be successful. Consequently, the section 382 ownership limit may not succeed in protecting anticipated tax benefits and could impede transactions that would otherwise benefit our stockholders, which could negatively affect the liquidity of our stock and otherwise decrease the market price of our common stock.

Future classes of capital stock or other securities may impose, and our currently outstanding Trust Preferred Securities and Series A and Series B Notes do impose, significant covenants and obligations on us and our operations.

        Our Trust Preferred Securities and Series A and Series B Notes impose, and future classes of capital stock or other securities may impose, certain covenants and obligations on us and our operations. Failure to abide by such covenants or satisfy such obligations could trigger certain rights for the holders of such securities, which could have a material and adverse effect on us and impair our operating results. In addition, breaches of covenants may result in decreased revenues if investors in the accounts managed by DCM withdraw their investments. See "Risks Related to Our Investment Management Segment" below for addition detail on investors' withdrawal rights.

Loss of our 1940 Act exemption would adversely affect us and reduce the market price of our shares.

        To avoid regulation under the 1940 Act, we have historically relied on section 3(a)(1)(C) for our exclusion from the registration requirements of the 1940 Act. This provision requires that we neither engage nor propose to engage in the business of investing, reinvesting, owning, holding or trading in securities and not own or propose to acquire "investment securities" having a value exceeding 40% of the value of our total assets on an unconsolidated basis, or the 40% Test. "Investment securities" excludes U.S. government securities and securities of majority-owned subsidiaries that are not themselves investment companies and are not relying on the exception from the definition of investment company under section 3(c)(1) or section 3(c)(7) of the 1940 Act. DFR is a holding company that conducts its business through wholly-owned subsidiaries, including DC LLC.

        DC LLC has historically relied on Section 3(c)(5)(c). Section 3(c)(5)(C) provides an exclusion from registration for entities who are "primarily engaged in purchasing or otherwise acquiring . . . interests in real estate." Any entity relying on section 3(c)(5)(C) for its 1940 Act exemption must have at least 55% of its portfolio invested in qualifying assets, which in general must consist of mortgage loans, mortgage backed securities that represent the entire ownership in a pool of mortgage loans and other liens on and interests in real estate, and another 25% of its portfolio invested in other real estate-related assets.

        As a result of the sales in 2007 and 2008 of substantially all of our non-Agency RMBS and a large portion of our Agency RMBS, DC LLC no longer complied with the requirements of section 3(c)(5)(C). Accordingly, our investment in DC LLC became an investment security. As a result, investment securities comprised more than 40% of our assets.

        Because neither DFR nor DC LLC could rely on its historical exclusion from regulation as an investment company, DFR and DC LLC relied upon Rule 3a-2, which provides a safe harbor exemption, not to exceed one year, for companies that have a bona fide intent to be engaged in an excluded activity but that temporarily fail to meet the requirements for another exemption or exclusion from registration as an investment company. As required by the rule, after we learned that we were out of compliance, our Board promptly adopted a resolution declaring our bona fide intent to be engaged in excluded activities. Rule 3a-2's temporary exemption lasts only up to a year, which for us expired in early March 2009. DFR and DC LLC have restored their respective assets to compliance. DC LLC transferred its mortgage assets to a subsidiary that relies upon Section 3(c)(5)(C), and DC LLC relies on the Section 3(a)(1)(C) exclusion, which has restored DFR's compliance with the Section 3(a)(1)(C) exclusion.

        Reliance upon Rule 3a-2 is permitted only once every three years. As a result, if we fail to meet our current exemption within three years and another exemption is not available, we may be required to register as an investment company, or we may be required to acquire and/or dispose of assets in order to qualify for an exemption. Any such asset acquisitions or dispositions may include assets that DFR or DC LLC would not acquire or dispose of in the ordinary course of business or may be at unfavorable prices. If we are required to register under the 1940 Act, we would become subject to substantial regulation with respect to our capital structure (including our ability to use leverage), management, operations, transactions with affiliated persons (as defined in the 1940 Act), and portfolio composition, including restrictions with respect to diversification and industry concentration and other matters. Accordingly, registration under the 1940 Act could limit our ability to follow our current investment and financing strategies and result in a decline in the price of our common stock.

Our organizational documents do not limit our ability to enter into new lines of business, and we may enter into new businesses, make future strategic investments or acquisitions or enter into joint ventures, each of which may result in additional risks and uncertainties in our business.

        Our organizational documents do not limit us to our current business lines. Accordingly, we may pursue growth through strategic investments, acquisitions or joint ventures, which may include entering into new lines of business or modifying our current lines of business. To the extent we make strategic investments or acquisitions, enter into joint ventures, or enter into a new or modified line of business, we may face numerous risks and uncertainties, including risks associated with (i) the required investment of capital and other resources, (ii) the possibility that we have insufficient expertise to engage in such activities profitably or without incurring inappropriate amounts of risk, (iii) combining or integrating operational and management systems and controls, (iv) compliance with applicable regulatory requirements including those required under the 1940 Act and (v) possible new covenants and governance obligations that could be stringent and difficult to comply with. Entry into certain lines of business may subject us to new laws and regulations with which we are not familiar, or from which we are currently exempt, and may lead to increased litigation and regulatory risk. If a new business or joint venture generates insufficient revenue or if we are unable to efficiently manage our expanded operations, our results of operations will be adversely affected. In the case of joint ventures, we may also be subject to additional risks and uncertainties in that we may be dependent upon, and subject to liability, losses or reputational damage relating to, systems, controls and personnel that are not under our control.

The NASDAQ may delist our securities, which could limit investors' ability to make transactions in our securities and subject us to additional trading restrictions.

        Our common stock began trading on the NASDAQ on December 7, 2009. We cannot assure you that our common stock will continue to be listed on the NASDAQ as we may not meet continued listing standards, such as income from continuing operations and $1.00 per share minimum trading price. If the NASDAQ delists our securities from trading, we could face significant consequences including:

  •
  a limited availability for market quotations for our securities;

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  reduced liquidity with respect to our securities;

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  a determination that our common stock is a "penny stock" which would require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our common stock;

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  limited amount of news and analyst coverage for our company; and

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  a decreased ability to issue additional securities or obtain additional financing in the future.

        As a result, holders of our common stock may be unable to sell their shares at a price equal to or greater than that which such stockholders paid, if at all, and investors could lose some or all of their investment.

The accounting rules applicable to certain of our transactions are highly complex and require the application of significant judgment and assumptions by our management. In addition, changes in accounting interpretations or assumptions could impact our financial statements.

        Accounting rules for transfers of financial assets, hedging transactions, securitization transactions and other aspects of our operations are highly complex and require the application of judgment and assumptions by management. These complexities could lead to a delay in the preparation of our financial information. In addition, changes in accounting rules, interpretations or assumptions could materially impact the presentation, disclosure and useability of our financial statements.

Failure to develop effective business continuity plans could disrupt our operations and cause financial losses.

        We operate in an industry that is highly dependent on information systems and technology. We depend to a substantial degree on the availability of our office facilities and the proper functioning of our computer and telecommunications systems. Although we have established a significant disaster recovery program, a disaster, such as water damage to our office, an explosion or a prolonged loss of electrical power, could materially interrupt our business operations and cause material financial loss, regulatory actions, reputational harm or legal liability, which, in turn, could depress our stock price. Additionally, we cannot assure holders of our stock that the cost of maintaining those services and technology will not materially increase from its current level. Such an increase in costs related to these information systems could have a material and adverse effect on us.

We operate in a highly competitive market for investment opportunities.

        We compete for investments with various other investors, such as other public and private funds, commercial and investment banks and commercial finance and other companies. Many of our competitors are substantially larger than us, have considerably more financial and other resources and may have investment objectives that overlap with ours, which may create competition for investment opportunities with limited supply. Some competitors may have a lower cost of funds and access to funding sources that are not available to us, and may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. The competitive pressures we face could impair our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time.

Terrorist attacks and other acts of violence or war may affect the market for our stock, the industry in which we conduct our operations and our profitability.

        Terrorist attacks may harm our results of operations and the investment of our stockholders. We have no assurance that there will not be further terrorist attacks against the United States or U.S. businesses. These attacks or armed conflicts may directly impact the property underlying our ABS securities or the securities markets in general. These attacks could also severely harm our asset management operations. Losses resulting from these types of events are generally uninsurable.

        More generally, any of these events could reduce consumer confidence and spending or increase volatility in the United States and worldwide financial markets and economy. Adverse economic conditions have a negative impact on the securities markets in general, which could reduce our operating results and revenues and increase the volatility of our holdings.

Uninsured losses or losses in excess of our insurance coverage could adversely affect our financial condition and our cash flows, and we may also incur significantly increased costs and maintain lower coverage in the future thereby increasing our risk of loss.

        We currently maintain general liability, fire, business interruption, director and officer liability, errors and omissions and umbrella liability coverage. Despite our attempts to insure against a variety of losses, we may be subjected to losses from numerous events which are not insured or insurable. For example, losses resulting from terrorist attacks and armed conflicts are generally uninsurable. In addition, we may determine not to insure against a particular loss for any number of reasons. For example, unlike many companies, we do not maintain key man life insurance on any of our executive officers or significant employees. Even if we insure ourselves against the effects of a particular event, we may not have adequate insurance to cover our losses. Any significant losses that are not recoverable under our insurance policies could seriously impair our business and financial condition. In addition, our insurance policies must be renewed annually. We may be unable to obtain insurance in the future upon renewal or otherwise. Even if insurance is available, it may not be available on acceptable economic terms and we may determine to forgo purchasing that insurance thereby subjecting ourselves to additional risk of loss. To the extent we must pay unexpectedly large amounts for insurance, we could suffer reduced earnings that could harm our operating results.

        In the event that we are unable to renew our current insurance policies at the same or similar costs, we may choose to enter into new insurance policies that may require significantly increased premium payments.

This increased cost of insurance could decrease our cash flow and have an adverse effect on our operating results.

        Further, in the event we are unable to obtain director and officer liability insurance in the future, or determine to accept reduced director and officer liability coverage because of the cost of obtaining that coverage, our board members and executive officers may face an increased risk of personal liability in connection with the performance of their duties. As a result, we may have difficulty attracting and retaining qualified board members and executive officers, which could also harm our business.

Maryland anti-takeover statutes may restrict business combination opportunities.

        As a Maryland corporation, we are subject to various provisions of Maryland law which impose restrictions and require that specified procedures be followed with respect to the acquisition of "control shares" representing at least ten percent of our aggregate voting power and certain takeover offers and business combinations, including, but not limited to, combinations with persons who own one-tenth or more of our outstanding shares. While we have elected to "opt out" of the control share acquisition statute, our Board has the right to rescind the election at any time without notice to our stockholders.

Risks Related to Our Investment Management Segment

DCM's revenues fluctuate based on the amount or value of client assets, which could decrease for various reasons including investment losses and withdrawal of capital.

        DCM's success depends on its ability to earn investment advisory fees from the client accounts it manages. Such fees generally consist of payments based on the amount of assets in the account (management fees) and on the profits earned by the account or the returns to certain investors in the account (performance fees). If there is a reduction in an account's assets, there will be a corresponding reduction in DCM's management fees from the account and a likely reduction in DCM's performance fees (if any) relating to the account, since the smaller the account's asset base, the smaller the potential profits earned by the account. There could be a reduction in an account's assets as the result of investment losses in the account, the withdrawal by investors of some or all of their capital in the account or forced liquidation of the assets in the account.

        Investors in the accounts managed by DCM have various types of withdrawal rights, ranging from the right of investors in separately managed accounts to withdraw any or all of their capital on a daily basis and the right of investors in CDOs to terminate the CDO or DCM as the CDO's manager in specified situations. Investors in investment funds and separately managed accounts might withdraw capital for many reasons, including their dissatisfaction with the account's returns or volatility, adverse publicity regarding DCM, adverse financial developments at DCM or DFR, DCM's loss of key personnel, errors in reporting to investors account values or account performance, other matters resulting from problems in DCM's systems technology, investors' desire to invest their capital elsewhere, and their need (in the case of investors that are themselves investment funds) for the capital to fund withdrawals by their investors. DCM could experience a major loss of account assets, and thus advisory fee revenue, at any time.

DCM's performance fees may increase the volatility of our cash flows, which could depress our stock price.

        Historically, a significant portion of DCM's revenues has been derived from performance fees on the various accounts that DCM manages. Performance fees are generally based on the profits DCM generates for client accounts or the returns to certain investors in those accounts. With respect to DCM's CDOs, DCM is entitled to performance fees only if the returns on the related portfolios exceed agreed-upon periodic or cumulative return targets. Performance fees, if any, will vary from period to period in relation to volatility in investment returns, causing DCM's cash flows to be more volatile than if it did not manage assets on a performance fee basis. The recent credit market dislocations have significantly increased the volatility of the investment funds managed by DCM and decreased the likelihood that DCM will earn performance fees. Also, alternative asset managers typically derive a greater portion of their revenues from performance fees than traditional asset managers, thus increasing the potential volatility in DCM's cash flows. The volatility in DCM's cash flows and any further decrease in performance fees could harm our revenue and may depress our stock price.

Poor investment performance could lead to a loss of clients and a decline in DCM's revenues.

        Investment performance is a key factor for the retention of client assets, the growth of DCM's AUM and the generation of investment advisory fee revenue. Poor investment performance, including downgrades of ratings assigned to DCM or the portfolios it manages, could impair DCM's revenues and growth because:

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  existing clients might withdraw funds in favor of better performing products, which would result in lower investment advisory fees for DCM;

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  DCM's subordinate management fees for a CDO may be deferred or never received;

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  DCM's ability to attract funds from existing and new clients might diminish; and

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  DCM might earn minimal or no performance fees.

        The failure of DCM's investment products to perform well both on an absolute basis and in relation to competing products, therefore, could have a material adverse effect on DCM's business and our financial performance.

DCM derives much of its revenues from contracts that may be terminated on short notice.

        DCM derives a substantial portion of its revenues from investment management agreements with accounts that generally have the right to remove DCM as the investment advisor of the account and replace it with a substitute investment advisor under certain conditions. Some of these investment management agreements may be terminated for various reasons, including failure to follow the account's investment guidelines, fraud, breach of fiduciary duty and gross negligence, or, alternatively, may not be renewed.

        With respect to DCM's agreements with some of the CDOs it manages, DCM can be removed without cause by investors that hold a specified amount of the securities issued by the CDO. All of DCM's agreements with CDOs allow investors that hold a specified amount of securities issued by the CDO to remove DCM for "cause," which typically includes DCM's violation of the management agreement or the CDO's indenture, DCM's breach of its representations and warranties under the agreement, DCM's bankruptcy or insolvency, fraud or a criminal offense by DCM or its employees, and the failure of certain of the CDO's performance tests. These "cause" provisions may be triggered from time to time with respect to our CDOs, and as a result DCM could be removed as the investment manager of such CDOs. DCM's investment advisory agreements with separately managed accounts are typically terminable by the client without penalty on 30 days' notice or less.

DCM has experienced and may continue to experience declines in and deferrals of management fee income from its CDOs due to defaults, downgrades and depressed market values with respect to the collateral underlying such CDOs.

        Under the investment management agreements between DCM and the CDOs it manages, payment of DCM's management fees is generally subject to a "waterfall" structure. Pursuant to these "waterfalls," all or a portion of DCM's fees may be deferred if, among other things, the CDOs do not generate sufficient cash flows to pay the required interest on the notes they have issued to investors and certain expenses they have incurred. This could occur if the issuers of the collateral underlying the CDOs default on or defer payments of principal or interest relating to such collateral. Due to the continued severe levels of defaults and delinquencies on the assets underlying certain of the CDOs, DCM has experienced declines in and deferrals of its management fees. If such defaults and delinquencies continue or increase, DCM will experience continued declines in and deferrals of its management fees.

        Additionally, all or a portion of DCM's management fees from the CDOs that it manages may be deferred if such CDOs fail to meet their over-collateralization requirements. Pursuant to the "waterfall" structure discussed above, such failures generally require cash flows to be diverted to amortize the most senior class of notes prior to paying a portion of DCM's management fees. Defaulted assets and assets that have been severely downgraded are generally carried at a reduced value for purposes of the over-collateralization tests. In some CDOs, these assets are required to be carried at their market values for purposes of the over-collateralization tests. Due to exceptionally high levels of defaults, severe downgrades and depressed market values of the collateral underlying the CDOs managed by DCM, certain of those CDOs have breached their over-collateralization tests, and DCM has therefore experienced, and may continue to experience, declines in and deferrals of its management fees.

        There may be other structural protections built into the CDOs that DCM manages that could result in the decline in or deferral of DCM's management fees in the event that the CDO experiences a period of declining performance or increased defaults.

DCM could lose management fee income from the CDOs it manages or client AUM as a result of the triggering of certain structural protections built into such CDOs.

        The CDOs managed by DCM generally contain structural provisions including, but not limited to, over-collateralization requirements and/or market value triggers that are meant to protect investors from deterioration in the credit quality of the underlying collateral pool. In certain cases, breaches of these structural provisions can lead to events of default under the indentures governing the CDOs and, ultimately, acceleration of the notes issued by the CDO and liquidation of the underlying collateral. In the event of a liquidation of the collateral underlying a CDO, DCM will lose client AUM and therefore management fees, which could have a material and adverse effect on DCM's earnings. Four of the CDOs of asset backed securities that DCM manages have triggered events of default primarily resulting from downgrades of their underlying collateral. The notes issued by these two of these CDOs have been accelerated. However, pursuant to the indentures governing these CDOs, the CDOs will not be liquidated unless either the proceeds of such liquidation will be sufficient to pay off all of the notes issued by the CDO, the accrued management fees and certain administrative expenses or the holders of a supermajority (or, in the case of one of the CDOs that has triggered an event of default but not an acceleration of notes, a majority) of the notes direct the liquidation.

We could incur losses due to trading errors.

        DCM could make errors in placing transaction orders for client accounts, such as purchasing a security for an account whose investment guidelines prohibit the account from holding the security, purchasing an unintended amount of the security, or placing a buy order when DCM intended to place a sell order, or vice-versa. If the transaction resulted in a loss for the account, DCM might be required to reimburse the account for the loss. Such reimbursements could be substantial. It is also possible that we could be subject to intentional misconduct by our employees or others that could result in severe negative consequences. These errors and misconduct could affect trades on behalf of DFR, which could exacerbate the adverse financial impact on us.

The loss of key portfolio managers and other personnel could harm DCM's business.

        DCM generally assigns the management of its investment products to specific teams, consisting of DCM portfolio management and other personnel, many of whom are not bound by employment agreements. The loss of a particular member or members of such a team—for example, because of resignation, retirement or termination—could cause investors in the product to withdraw, to the extent they have withdrawal rights, all or a portion of their investment in the product, and adversely affect the marketing of the product to new investors and the product's performance. In the case of certain CDOs, DCM can be removed as investment advisor upon its loss of specified key employees. In the case of certain other accounts, investors may have the right to redeem their investments upon DCM's loss of specified key employees. In addition to the loss of specific portfolio management team members, the loss of one or more members of DCM's senior management involved in supervising the portfolio teams could have similar adverse effects on DCM's investment products.

DCM may need to offer new investment strategies and products in order to continue to generate revenue.

        The segments of the asset management industry in which DCM operates are subject to rapid change. Investment strategies and products that had historically been attractive to investors may lose their appeal for various reasons. Thus, strategies and products that have generated fee revenue for DCM in the past may fail to do so in the future. In such case, DCM would have to develop new strategies and products in order to retain investors or replace withdrawing investors with new investors.

        It could be both expensive and difficult for DCM to develop new strategies and products, and DCM may not be successful in this regard. In addition, alternative asset management products represent a substantially smaller segment of the overall asset management industry than traditional asset management products (such as many bond mutual funds). If DCM is unable to expand its offerings beyond alternative asset management products, this could inhibit its growth and harm its competitive position in the investment management industry.

Changes in the fixed income markets could adversely affect DCM.

        DCM's success depends largely on the attractiveness to institutional investors of investing in the fixed income markets, and changes in those markets could significantly reduce the appeal of DCM's investment products to such investors. Such changes could include increased volatility in the prices of fixed income instruments, periods of illiquidity in the fixed income trading markets, changes in the taxation of fixed income instruments, significant changes in the "spreads" in the fixed income markets (the amount by which the yields on particular fixed income instruments exceed the yields on benchmark U.S. Treasury securities or other indexes) and the lack of arbitrage opportunities between U.S. Treasury securities and their related instruments (such as interest rate swap and futures contracts).

        The fixed income markets can be highly volatile, and the prices of fixed income instruments may fluctuate for many reasons beyond DCM's control or ability to anticipate, including economic and political events and terrorism. Any adverse changes in investor interest in the fixed income markets could reduce DCM's AUM and therefore our revenues, which could have a material adverse effect on our earnings and stock price.

Changes in CDO spreads and the current market environment could continue to make it difficult for DCM to launch new CDOs.

        The ability to launch new CDOs is dependent, in part, on the amount by which the interest earned on the collateral held by the CDO exceeds the interest payable by the CDO on the debt obligations it issues to investors, as well as other factors. If these "spreads" are not wide enough, the proposed CDO will not be attractive to investors and thus cannot be launched. There may be sustained periods when such spreads will not be sufficient for DCM to launch new CDO products, which could materially impair DCM's business.

        Since late-2007, there has been a dislocation in the credit market that has significantly stalled CDO origination. This disruption may continue into 2010 and, potentially, for a significantly longer period of time. Prolonged dislocation of these markets could materially and adversely impact our results of operations or financial condition.

DCM depends on third-party distribution channels to market its CDOs and anticipates developing third-party distribution channels to market its investment funds.

        DCM's CDO management services are marketed to institutions that organize and act as selling or placement agents for CDOs. The potential investor base for CDOs is limited, and DCM's ability to access clients is highly dependent on access to these selling and placement agents. We cannot assure holders of our capital stock that these channels will be accessible to DCM. The inability to have such access could have a material and adverse effect on DCM's earnings.

        DCM's investment fund and separately managed account management services are marketed directly to existing and prospective investors. Although DCM has not historically relied on third party distributors as a source of new business for its investment funds and separately managed accounts, DCM expects to develop third party relationships in the future as it expands into attractive markets, such as pension funds, where consultant relationships are critical. However, DCM may be unable to develop such third party relationships. DCM's inability to develop such distributor relationships could have a material and adverse effect on the expansion of its investment fund and separately managed accounts business.

The fixed income alternative asset management industry is highly competitive, and DCM may lose client assets due to competition from other asset managers that have greater resources than DCM or that are able to offer services and products at more competitive prices.

        The alternative asset management industry is very competitive. Many firms offer similar and additional investment management products and services to the same types of clients that DCM targets. DCM currently focuses almost exclusively on fixed income securities and related financial instruments in managing client accounts. It has limited experience in equity securities. This is in contrast to numerous other asset managers with comparable AUM, which have significant background and experience in both the equity and debt markets and thus are more diversified.

        In addition, many of DCM's competitors have or may in the future develop greater financial and other resources, more extensive distribution capabilities, more effective marketing strategies, more attractive investment vehicle structures and broader name recognition. DCM's competitors may be able to use these resources and capabilities to place DCM at a competitive disadvantage in retaining AUM and adding new assets. Also, DCM may be at a disadvantage in competing with other asset managers that are subject to less regulation and are thus less restricted in their client solicitation and portfolio management activities, and DCM may be competing for non-U.S. clients with asset managers that are based in the jurisdiction of the prospective client's domicile.

        Because barriers to entry into the alternative asset management business are relatively low, DCM may face increased competition from many new entrants into DCM's relatively limited market of providing fixed income asset management services to institutional clients.

        Additionally, if other asset managers offer services and products at more competitive prices than DCM, DCM may not be able to maintain its current fee structure. Historically DCM has competed primarily on the performance of its products and not on the level of its investment management fees relative to those of its competitors. In recent years, however, despite the fact that alternative asset managers typically charge higher fees than traditional managers, particularly with respect to investment funds and similar products, there has been a trend toward lower fees in the investment management industry generally.

        In order to maintain its fee structure in a competitive environment, DCM must be able to continue to provide clients with investment returns and service that make investors willing to pay DCM's fees. DCM might not succeed in providing investment returns and service that will allow it to maintain its current fee structure. Fee reductions on existing or future business could impair DCM's profit margins and results of operations.

DCM's failure to comply with investment guidelines set by its clients or the provisions of the management agreement and other agreements to which it is a party could result in damage awards against DCM and a loss of AUM, either of which could cause our earnings to decline.

        As an investment advisor, DCM has a fiduciary duty to its clients. When clients retain DCM to manage assets on their behalf, they may specify certain guidelines regarding investment allocation and strategy that DCM is required to observe in the management of its portfolios. In addition, DCM will be required to comply with the obligations set forth in the management agreements and other agreements to which it is a party.

        DCM's failure to comply with these guidelines or the terms of these agreements could result in losses to clients, investors in a fund or other parties, and such parties could seek to recover such losses from DCM. In addition, losses could result in the client withdrawing its assets from DCM's management, the fund terminating DCM's management agreement or investors withdrawing their capital from the fund. Although DCM has installed procedures and utilizes the services of experienced administrators, accountants and lawyers to assist it in adhering to these guidelines and the terms of these agreements, and maintains limited insurance to protect itself in the case of client losses, we cannot assure that such precautions or insurance will protect us from potential liabilities. The occurrence of any of these events could cause our earnings or stock price to decline.

DCM could lose client assets as the result of adverse publicity.

        Asset managers such as DCM can be particularly vulnerable to losing clients because of adverse publicity. Asset managers are generally regarded as fiduciaries, and if they fail to adhere at all times to a high level of honesty, fair dealing and professionalism they can incur large and rapid losses of client assets. Accordingly, a relatively small perceived lapse in this regard, especially if it resulted in a regulatory investigation or enforcement proceeding, could materially harm DCM's business.

Changes in laws, regulations or government policies affecting DCM's businesses could limit its revenues, increase its costs of doing business and materially and adversely affect its business.

        DCM's business is subject to extensive government regulation. This regulation is primarily at the federal level, through regulation by the SEC under the Investment Advisers Act of 1940, as amended, or the Investment Advisers Act, and regulation by the CFTC under the Commodity Exchange Act, as amended. DCM is also regulated by state agencies.

        The Investment Advisers Act imposes numerous obligations on investment advisers, including anti-fraud prohibitions, advertising and custody requirements, disclosure obligations, compliance program duties and trading restrictions. The CFTC regulates commodity futures and option markets and imposes numerous obligations on the industry. DCM is registered with the CFTC as a commodity trading advisor and certain of its employees are registered with the CFTC as "associated persons."

        If DCM fails to comply with applicable laws or regulations, DCM could be subject to fines, censure, suspensions of personnel or other sanctions, including revocation of its registration as an investment adviser, commodity trading advisor or commodity pool operator, any of which could cause our earnings or stock price to decline. The regulations to which DCM's businesses are subject are designed to protect its clients, investors in its funds and other third parties and to ensure the integrity of the financial markets. These regulations are not designed to protect our stockholders.

        Recently, significant legislative and regulatory measures have been proposed by U.S. governmental authorities in response to the recent financial market dislocations and economic downturn. Although it is likely that DCM will be subject to increased regulation in the future, we cannot predict whether or when such regulation may be enacted or what effect, if any, such regulation could have on DCM's business, results of operations or financial condition. However, any changes in laws, regulations or government policies could limit DCM's revenues, increase its costs of doing business and materially and adversely affect its business.

        The non-U.S. domiciled investment funds that DCM manages are regulated in the jurisdiction of their domicile. Changes in the laws or government policies of these foreign jurisdictions could limit DCM's revenues from these funds, increase DCM's costs of doing business in these jurisdictions and materially adversely affect DCM's business. Furthermore, if we expand our business into additional foreign jurisdictions or establish additional offices or subsidiaries overseas, we could become subject to additional non-U.S. laws, regulations and government policies.

        The level of investor participation in DCM's products may also be affected by the regulatory and self-regulatory requirements and restrictions applicable to DCM's products and investors, the financial reporting requirements imposed on DCM's investors and financial intermediaries, and the tax treatment of DCM's products. Adverse changes in any of these areas may result in a loss of existing investors or difficulties in attracting new investors.

Risks Related to Our Principal Investing Segment

We may not realize gains or income from our investments.

        We seek to generate both current income and capital appreciation, but our assets may not appreciate in value (and may decline), and the debt securities may default on interest or principal payments. Accordingly, we may not be able to realize gains or income from our investments, and the gains that we do realize may not be enough to offset our losses. Any income that we do realize may not be sufficient to offset our expenses.

The lack of liquidity in our investments may impair our results.

        We invest in securities that are not publicly traded. Some of these securities may be subject to legal and other restrictions on resale or may be less liquid than publicly traded securities for other reasons. This may make it difficult for us to liquidate such investments if the need arises. In addition, if we must liquidate all or a portion of our investments quickly, we may realize significantly less than the value at which we have previously recorded the investments. We may face other restrictions on our ability to liquidate an investment in a business entity if we have material non-public information regarding the issuer.

We will lose money on our repurchase transactions if the counterparty to the transaction defaults on its obligation to resell the underlying security back to us at the end of the transaction term, or if the value of the underlying security has declined as of the end of that term or if we default on our obligations under the repurchase agreement.

        We obtain a significant portion of our funding for our Principal Investing Portfolio through repurchase facilities. When we engage in a repurchase transaction, we generally sell securities to the transaction counterparty and receive cash from the counterparty. The counterparty is obligated to resell the securities back to us at the end of the term of the transaction, which is currently one to 30 days. Because the cash we receive from the counterparty when we initially sell the securities is less than the value of those securities (by the margin), if the counterparty defaults on its obligation to resell the securities back to us, we would incur a loss on the transaction equal to such margin (assuming no change in the value of the securities). We would also lose money on a repurchase transaction if the value of the underlying securities has declined as of the end of the transaction term, as we would have to repurchase the securities for their initial value but would receive securities worth less than that amount. Any losses we incur on our repurchase transactions could adversely affect our earnings.

        Certain of our repurchase agreements include negative covenants and collateral posting requirements that, if breached, may cause our repurchase transactions to be terminated early, in which event our counterparty could terminate all repurchase transactions existing with us and make any amount due by us to the counterparty payable immediately. If we have to terminate outstanding repurchase transactions and are unable to negotiate new and acceptable funding terms, our liquidity will be impaired. This may reduce the amount of capital available for investing. In addition, we may have to liquidate assets at a time when we might not be able to do so on favorable terms or at all. There is no assurance we would be able to establish suitable replacement facilities.

Changes in prepayment rates could reduce the value of our RMBS, which could reduce our earnings and overall liquidity.

        Pools of mortgage loans underlie the RMBS that we acquire. We generally receive payments on the RMBS from the payments that are made on these underlying mortgage loans. When we acquire the RMBS, we anticipate that prepayments on the underlying mortgage loans will occur at a projected rate, generating an expected yield. When borrowers prepay their mortgage loans faster than expected, the related prepayments on the corresponding RMBS will be faster than expected. Unexpected prepayments can also occur when borrowers default on their mortgage loans and the mortgage loans are prepaid from the proceeds of a foreclosure sale of the property, or when borrowers sell the property and use the sale proceeds to prepay the mortgage loans as part of a physical relocation. Faster-than-expected prepayments could adversely affect our financial position and results of operations in various ways, including the following:

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  We may purchase some RMBS that have a higher interest rate than the market interest rate at the time. In exchange for this higher interest rate, we would be required to pay a premium to acquire the security. Applicable accounting rules would require us to amortize this premium cost over a reduced term in the event of faster-than-expected prepayments.

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  If we acquire RMBS at a premium because they have an interest rate higher than the current market interest rates, and the mortgage loans underlying those RMBS are prepaid at a faster-than-expected rate, we may not receive the same financial benefit we would have received if the underlying mortgage loans had not been prepaid at the faster rate.

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  We anticipate that a portion of any adjustable-rate RMBS we acquire may bear interest at rates that are lower than their fully-indexed rates, which are equivalent to the applicable index rate plus a margin. If an adjustable-rate RMBS is prepaid prior to or soon after the time of adjustment to a fully-indexed rate, we will have held that RMBS while it was less profitable and lost the opportunity to receive interest at the fully indexed rate over the remainder of its expected life.

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  If we are unable to acquire new RMBS on similar terms to replace the prepaid RMBS, our financial condition, results of operations and cash flow may suffer and we could incur losses.

        Conversely, when borrowers prepay their mortgage loans at slower than expected rates, prepayments on the Agency RMBS in which we invest may be slower than expected. These slower-than-expected payments may also adversely affect our profitability. We may purchase Agency RMBS that have a lower interest rate than the then-prevailing market interest rate. In exchange for this lower interest rate, we may pay a discount to par value to acquire the security. In accordance with accounting rules, we accrete this discount over the expected term of the Agency RMBS based on our prepayment assumptions. If the Agency RMBS is prepaid at a slower-than-expected rate, however, we must accrete the remaining portion of the discount at a slower than expected rate. This will extend the expected life of the portfolio and result in a lower than expected yield on securities purchased at a discount to par. We may have to carry and hold lower interest assets for a longer period of time than we expect, which would reduce our profitability and could result in losses.

        Prepayment rates generally increase when interest rates fall and decrease when interest rates rise, but changes in prepayment rates are difficult to predict. Prepayment rates also may be affected by other factors, including, without limitation, conditions in the housing and financial markets, including the current ongoing disruptions in the residential mortgage market and softening of the real estate market, current and forward yield curve shapes, collateral type, loan amount, borrower pay rate reset index and frequency, geographic location, loan age, foreclosure rate, loan originator, servicer, prepayment history, borrower credit profile and current and original loan-to-value ratio, general economic conditions, unemployment rates and the relative interest rates on adjustable-rate and fixed-rate mortgage loans. While we seek to manage prepayment risk, in selecting investments we must balance prepayment risk against other risks, the potential returns of each investment and the cost of hedging our risks. No strategy can completely insulate us from prepayment or other such risks, and we may deliberately retain exposure to prepayment or other risks, which could subject us to losses.

We have incurred substantial impairments of our assets and may incur significant impairments in the future.

        Due to a variety of factors, including adverse market conditions affecting the mortgage markets, we have incurred substantial impairments of our assets. These impairments have resulted in significant losses. Our assets, including our RMBS, may suffer additional impairments in the future causing us to recognize additional significant losses. Investors and lenders alike could lose confidence in the quality and value of our assets. These impairments, or the perception that these impairments may occur, can depress our stock price, harm our liquidity and materially adversely impact our results of operations. We may be forced to sell substantial assets at a time when the market is depressed in order to support or enhance our liquidity. Despite our need to sell substantial assets, we may be unable to make such sales on favorable terms or at all, further materially damaging our liquidity and operations. If we are unable to maintain adequate liquidity, as a result of these impairments or otherwise, it could have a material and adverse impact on the value of our common stock.

There can be no assurance that the actions taken by the U.S. and foreign governments, central banks and other governmental and regulatory bodies for the purpose of seeking to stabilize the financial and real estate markets will achieve the intended effect or benefit our business, and further government or market developments could adversely affect us.

        Throughout 2008 and 2009, the U.S. government took a number of actions in response to the financial issues affecting the banking system and financial markets and going concern threats to investment banks and other financial institutions. Among these was the passage of the Emergency Economic Stabilization Act of 2008, or EESA, which provides the Secretary of the U.S. Treasury with the authority to establish a Troubled Asset Relief Program, or TARP, to purchase certain troubled financial assets from financial institutions in order to promote financial market stability. EESA also provides for a program that would allow companies to insure their troubled assets.

        Since late 2008, the U.S. Federal Reserve has engaged in various programs to purchase direct obligations of Fannie Mae, Freddie Mac, the Federal Home Loan Banks and Ginnie Mae, including RMBS, with the intent of reducing the cost and increasing the availability of credit for the purchase of houses in order to generally support housing markets and foster improved conditions in financial markets. The U.S. Federal Reserve's program to purchase RMBS could cause an increase in the price of Agency RMBS, which would negatively impact the net interest margin with respect to the Agency RMBS we intend to purchase.

        The U.S. Treasury Department has also initiated a program to purchase Agency RMBS from Fannie Mae and Freddie Mac, the size and timing of which program are subject to the discretion of the Secretary of the

Treasury. Although purchases under this program are currently ongoing, there is no certainty that the U.S. Treasury will continue to purchase additional Agency RMBS in the future. The U.S. Treasury can hold its portfolio of RMBS to maturity, and, based on mortgage market conditions, may make adjustments to the portfolio. This flexibility may adversely affect the pricing and availability for our assets. It is also possible that the U.S. Treasury's commitment to purchase Agency RMBS in the future could create additional demand that would negatively affect the pricing of Agency RMBS that we hold or acquire.

        The U.S. government has also implemented programs designed to provide homeowners with assistance in avoiding residential mortgage loan foreclosures, which programs may involve, among other things, the modification of mortgage loans to reduce the principal amount of the loans or the rate of interest payable on the loans, or to extend the payment terms of the loans. In addition, members of the U.S. Congress have indicated support for additional legislative relief for homeowners, including an amendment of the bankruptcy laws to permit the modification of mortgage loans in bankruptcy proceedings. Any existing or future loan modification programs or other legislative or regulatory actions, including amendments to the bankruptcy laws, that result in the modification of outstanding mortgage loans may adversely affect the value of, and the returns on, the RMBS in which we invest. The impact of existing and new regulation related to the mortgage sector and economic recovery generally is highly uncertain and could have adverse consequences to us.

        There can be no assurance that EESA or the U.S. Federal Reserve's actions have had or will have a beneficial impact on the financial markets. To the extent the markets do not respond favorably to these or other actions taken by the U.S. government, or such actions result in unintended consequences, our business may not receive the anticipated positive impact from the legislation and such result may have broad adverse market implications. In addition, U.S. and foreign governments, central banks and other governmental and regulatory bodies have taken or are considering taking other actions to address the financial crisis. We cannot predict whether or when such actions may occur or what effect, if any, such actions could have on our business, results of operations and financial condition.

Our non-Agency real estate investments are subject to risks particular to real property.

        We own assets secured by real estate that are not guaranteed by any U.S. government agency, and may own real estate directly. These real estate investments are subject to various risks, including:

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  declining real estate values, as continues to be experienced in many parts of the United States;

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  acts of God, including earthquakes, floods and other natural disasters, which may result in uninsured losses;

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  acts of war or terrorism, including the consequences of terrorist attacks, such as those that occurred on September 11, 2001;

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  adverse changes in national and local economic and market conditions;

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  changes in governmental laws and regulations, fiscal policies and zoning ordinances and the related costs of compliance with laws and regulations, fiscal policies and ordinances;

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  costs of remediation and liabilities associated with environmental conditions;

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  the potential for uninsured or under-insured property losses; and

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  potential for payment-in kind rather than cash for payment of interest expense, which increases the principal balance of the investment and consequently our exposure to loss thereon.

        The occurrence of these or similar events may reduce our return from an affected property or investment.

The mortgage loans underlying our RMBS and commercial mortgage-backed securities are subject to delinquency, foreclosure and loss, which could result in losses to us.

        Residential mortgage loans are secured by single-family residential property. They are subject to risks of delinquency and foreclosure, and risks of loss. The ability of a borrower to repay a loan secured by a residential property depends on the income or assets of the borrower. Many factors may impair borrowers' abilities and willingness to repay their loans, including economic recession, job loss and declining real estate values.

Securities backed by residential mortgage loans originated in 2006 and 2007 have had higher and earlier than expected rates of delinquencies. In addition, housing prices continue to fall in many areas around the country, while unemployment rates continue to rise, further increasing the risk for higher delinquency rates.

        Commercial mortgage loans are secured by multi-family or commercial property. They are subject to risks of delinquency and foreclosure, and risks of loss that can be greater than similar risks associated with loans made on the security of single-family residential property. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of the property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower's ability to repay the loan may be impaired. Such income can be affected by many factors.

        In the event of any default under a mortgage loan held directly by us, we will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan. This could impair our cash flow from operations. In the event of the bankruptcy of a mortgage loan borrower, the loan will be deemed secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court). The lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law.

        Foreclosure of a mortgage loan can be expensive and lengthy. This could impair our anticipated return on the foreclosed mortgage loan. RMBS represent interests in or are secured by pools of residential mortgage loans and commercial mortgage-backed securities, or CMBS, represent interests in or are secured by a single commercial mortgage loan or a pool of commercial mortgage loans. Accordingly, the RMBS we invest in are subject to all of the risks of the underlying mortgage loans.

Our Corporate Loan portfolio includes debt of middle market companies.

        Investment in middle market companies involves a number of significant risks, including:

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  these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they are more likely to depend on the management talents and efforts of a small group of persons, therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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  the possibility that our executive officers and directors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

        Our investments in middle market companies consist primarily of mezzanine and senior debt securities. Middle market companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a middle market company, holders of debt instruments ranking senior to our investment in that company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant company. In addition, we may not be in a position to control any middle market company by investing in its debt securities. As a result, we are subject to the risk that the company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

We may invest in the equity and mezzanine securities of CDOs, and such investments involve various risks, including that CDO equity receives distributions from the CDO only if the CDO generates enough income to first pay the holders of its debt securities and its expenses.

        Our assets include the equity and/or mezzanine securities of one CDO (DFR MM CLO), as well as DCM's investments in the equity securities of one of the CDOs that it manages, and we may buy mezzanine and equity securities of or other interests in other CDOs. A CDO is a special purpose vehicle that purchases collateral (such as loans or asset-backed securities) that is expected to generate a stream of interest or other income. The CDO issues various classes of securities that participate in that income stream, typically one or more classes of debt instruments and a class of equity securities. The equity is usually entitled to all of the income generated by the CDO after the CDO pays all of the interest due on the debt securities and its expenses. However, there will be little or no income available to the CDO equity if there are defaults on the underlying collateral in excess of certain amounts or if the recoveries on such defaulted collateral are less than certain amounts. In that event, the value of our investment in the CDO's equity could decrease substantially. In addition, the equity securities of CDOs are generally illiquid, and because they represent a leveraged investment in the CDO's assets, their value will generally fluctuate more than the values of the underlying collateral. We consolidate DFR MM CLO onto our balance sheet and therefore record the gross amount of interest income and interest expense with respect thereto. However, we may never receive any cash payments related to that interest income, which makes our economic results significantly different from our reported results under generally accepted accounting principles, or GAAP.

Increases in interest rates could reduce the value of our investments, which could result in losses or reduced earnings.

        We invest indirectly in mortgage loans by purchasing RMBS. Under a normal yield curve where long-term rates are higher than short-term rates, the fair value of an investment in RMBS will decline in value if long-term interest rates increase. We are not protected from declines in fair value caused by changes in interest rates, which may ultimately reduce earnings or result in losses to us, which may reduce cash available for distribution to our stockholders. In accordance with GAAP, we are required to reduce the carrying value of our RMBS by the amount of any decrease in the fair value of our RMBS compared to amortized cost. If unrealized losses in fair value occur, we will either have to reduce current earnings or reduce stockholders' equity without immediately affecting current earnings, depending on how we classify our assets under GAAP. In either case, our net stockholders' equity will decrease to the extent of any realized or unrealized losses in fair value and our financial position will be negatively impacted.

        A significant risk of our RMBS investment is that both long-term and short-term interest rates will increase significantly. If long-term rates increased significantly, the fair value of these RMBS would decline and the duration and weighted average life of the investments would increase. We could realize a loss if the securities were sold. At the same time, an increase in short-term interest rates would increase the amount of interest owed on the repurchase agreements we may enter into in order to finance the purchase of RMBS.

Our interest rate hedging transactions do not completely insulate us from interest rate risk.

        We do not at this time fully hedge our investment portfolio to limit our exposure to changes in interest rates. Although we may in the future enter into hedging transactions to seek to reduce interest rate risks, there is no guarantee that such hedging transactions will completely insulate us from interest rate risk. For example, hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of these positions or prevent losses if the values decline. Moreover, it may not be possible to hedge against an interest rate fluctuation that is widely anticipated.

        Additionally, entering into hedging transactions could potentially cause a number of adverse consequences to our business, such as limiting the opportunity for gain if the positions increase. Unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any hedging. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. This may prevent us from achieving the intended hedge and expose us to risk of loss.

Hedging instruments often are not traded on regulated exchanges, guaranteed by an exchange or its clearing house, or regulated by any U.S. or foreign governmental authorities and involve risks and costs.

        The cost of using hedging instruments increases as the period covered by the instrument increases and during periods of rising and volatile interest rates. We may increase our hedging activity and thus our hedging costs when interest rates are volatile or rising.

        Hedging instruments involve the risk that they often are not traded on regulated exchanges, guaranteed by an exchange or its clearing house, or regulated by any U.S. or foreign governmental authorities. Consequently, there may be no requirements with respect to record keeping, financial responsibility or segregation of customer funds and positions with regard to such transactions. The enforceability of agreements underlying derivative transactions may depend on compliance with various legal requirements and, depending on the identity of the counterparty, non-U.S. legal requirements. The business failure of a hedging counterparty of ours will most likely result in a default, which may result in the loss of unrealized profits and force us to cover our resale commitments at the then current market price. It may not always be possible to dispose of or close out a hedging position without the consent of the hedging counterparty, and we may not be able to enter into an offsetting contract in order to cover our risk. A liquid secondary market might not always exist for our hedging instruments, and we may have to hold a position until exercise or expiration, which could result in losses.

Our derivative contracts could expose us to unexpected economic losses.

        Our investment strategy involves entering into derivative contracts that could require us to fund cash payments in the future under certain circumstances, e.g., the early termination of the derivative agreement caused by an event of default or other early termination event, or the decision by a counterparty to request margin securities that we owe it under the derivative contract. The amount due would be the unrealized loss of the open positions with the counterparty and could also include fees and charges. In addition, some of these derivative contracts require us to maintain a specified percentage of cash collateral with the counterparty to fund potential liabilities under the derivative contract. These economic losses will be reflected in our financial results, and our ability to fund these obligations will depend on the liquidity of our assets and access to capital at the time. The need to fund these obligations could hurt our financial condition.

Our dependence on the management of other entities may adversely affect our business.

        We do not control the management, investment decisions or operations of the enterprises in which we have invested. Management of those enterprises may decide to change the nature of their assets, or management may otherwise change in a manner that is not satisfactory to us. We typically have no ability to affect these management decisions and we may have only limited ability to dispose of our investments.

Our due diligence may not reveal all of an issuer's liabilities and may not reveal other weaknesses in its business.

        Before investing in a company, we assess the strength and skills of its management and other factors that we believe are material to the performance of the investment. In this process, we rely on the resources available to us and, in some cases, an investigation by third parties. This process is particularly important and subjective with respect to new companies because there may be little or no information publicly available about them. Our due diligence processes might not uncover all relevant facts, thus resulting in investment losses.

We are exposed to risk based on the concentration of the majority of our repurchase agreements with a single counterparty.

        Our repurchase agreement liabilities are significantly concentrated with a single counterparty. Should that counterparty decide to or be forced to exit the repurchase agreement financing business or to significantly increase the margins or haircuts associated with its repurchase agreements, we may be required to enter into replacement agreements with another counterparty with potentially less favorable terms. In addition, we run the risk of not being able to identify a new counterparty, in which case, we would have significantly reduced access to repurchase agreement financing. Either of these results could have a material adverse impact on our financial condition and results of operations.

The conservatorship of Fannie Mae and Freddie Mac and related efforts, along with any changes in laws and regulations affecting the relationship between Fannie Mae and Freddie Mac and the U.S. government, may adversely affect our business.

        The payments receive on the Agency RMBS in which we invest depend upon a steady stream of payments on the mortgages underlying the securities and are guaranteed by Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are U.S. government-sponsored enterprises, and although their guarantees are not backed by the full faith and credit of the United States, they have been placed into conservatorship by the Federal Housing Finance Agency, or FHFA, which together with the U.S. Treasury and U.S. Federal Reserve, has undertaken actions designed to boost investor confidence in Fannie Mae's and Freddie Mac's debt and mortgage-backed securities. Although the U.S. government has described some specific steps that it intends to take as part of the conservatorship process, efforts to stabilize these entities may not be successful and the outcome and impact of these events remain highly uncertain. Additionally, although the U.S. government has committed capital to Fannie Mae and Freddie Mac, there can be no assurance that the credit facilities and other capital infusions will be adequate for their needs. If the financial support is inadequate, these companies could continue to suffer losses and could fail to honor their guarantees and other obligations. The future roles of Fannie Mae and Freddie Mac could be significantly reduced and the nature of their guarantees could be considerably limited relative to historical measurements. Any changes to the nature of the guarantees provided by Fannie Mae and Freddie Mac could redefine what constitutes Agency RMBS and could have broad adverse implications for the market and for our business.

        It is possible that the U.S. Treasury could stop providing credit support to Fannie Mae and Freddie Mac in the future. Additionally, each of Fannie Mae and Freddie Mac could be dissolved and the U.S. government could determine to stop providing liquidity support of any kind to the mortgage market. If Fannie Mae or Freddie Mac were eliminated, we would not be able, or if their structures were to change radically, we might not be able, to acquire Agency RMBS from these companies, which would have an adverse effect on the Principal Investing segment of our business.

        Our income could also be negatively affected in a number of ways depending on the manner in which related events unfold. For example, the current credit support provided by the U.S. Treasury to Fannie Mae and Freddie Mac, and any additional credit support it may provide in the future, could have the effect of lowering the interest rates we expect to receive from Agency RMBS that we hold or acquire, thereby tightening the spread between the interest we earn on our portfolio of assets and our cost of financing that portfolio. A reduction in the supply of Agency RMBS could also negatively affect the pricing of Agency RMBS we hold or acquire by reducing the spread between the interest we earn on our portfolio of assets and our cost of financing that portfolio.

        As indicated above, recent legislation has changed the relationship between Fannie Mae and Freddie Mac and the U.S. government. Future legislation could further change the relationship between Fannie Mae and Freddie Mac and the U.S. government, and could also nationalize or eliminate such entities entirely. Any law affecting these government-sponsored enterprises may create market uncertainty and have the effect of reducing the actual or perceived credit quality of securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, such laws could increase the risk of loss on investments in Fannie Mae and/or Freddie Mac Agency RMBS. It also is possible that such laws could adversely impact the market for such securities and spreads at which they trade. All of the foregoing could materially adversely affect our business, operations and financial condition.

Changes in laws and regulations other than those affecting Fannie Mae and Freddie Mac could adversely affect our business and ability to operate.

        Our business may also be adversely affected by changes to laws and regulations affecting us other than laws and regulations affecting Fannie Mae and Freddie Mac, including changes to securities laws and changes to the Code. In addition, proposed changes to laws and regulations that could hinder a loan servicer's ability to adjust loan interest rates upward or to foreclose promptly on defaulted mortgage loans could adversely affect the performance of the loans and the yield on and value of the RMBS. Recently, sweeping legislation has been proposed and enacted that would grant the U.S. Federal Reserve greater oversight over many new aspects of the financial markets and their participants and the impact of these events remains highly uncertain. New legislation may be enacted into law or new interpretations, rulings or regulations could be adopted, potentially with retroactive effect, any of which could adversely affect our business.

Pegasus may not invest the full amount of its capital commitments into DPLC.

        Pegasus is currently committed to invest $74.0 million in DPLC. However, that capital commitment is subject to numerous conditions, any or all of which may be outside of our control and may not be satisfied. In the event that Pegasus does not invest the full amount of its $74.0 million capital commitment, our revenues from DPLC, both in the form of management fees and incentive allocations and in the form of return on our investment in DPLC, are likely to be significantly lower than expected, which may adversely affect our financial condition and results of operations. Furthermore, we are currently committed $15.0 million in DPLC, and we may not invest all of such amount if Pegasus does not invest the full amount of its capital commitment.

DPLC may not perform as anticipated, which may affect future investment advisory fees and/or the loss of some or all of our investment.

        We expect to derive revenue from DPLC principally from three sources: (i) management fees based on the net asset value of the investment portfolio, (ii) incentive allocations based on the performance of DPLC and (iii) investment income from our investment in DPLC, which we may not receive until DPLC is liquidated according to its terms. If economic and market conditions are unfavorable, or if we are unsuccessful in selecting appropriate investments for DPLC's portfolio, DPLC may not perform well. In the event that DPLC does not perform as well as we expect, our revenues from DPLC may be significantly lower than expected, and we could lose some or all of our direct investment in the DPLC, each of which may adversely affect our financial condition and the value of our common stock. Furthermore, in the event DPLC is not successful, it could be significantly less likely that we will be able to successfully launch new investment products and implement this aspect of our business strategy.

We may lose some or all of our investment in DPLC as a result of certain subordination provisions contained in the documents governing DPLC.

        Our investment in DPLC is subordinated to Pegasus' investment in DPLC in that Pegasus has a liquidation preference with respect to its investment. The documents governing DPLC prevent us from receiving certain distributions from DPLC unless and until Pegasus has received distributions equal to its initial capital contributions to DPLC. DPLC incurred substantial expenses in connection with its organization and launch, and, unless revenues from DPLC exceed those organizational expenses and any additional expenses incurred over time, those expenses will have the effect of decreasing the ultimate return on our investment, which would have an adverse effect on our results of operations.

Tax Risks

Our ability to use NOL and NCL carryovers to reduce future taxable income may be limited.

        Historically, we had elected to be taxed as a REIT under the Code and were generally not subject to corporate income tax to the extent we currently distributed our taxable income to our stockholders. During the third quarter of 2008, we converted to a C corporation (retroactive to January 1, 2008), in part to maximize the use of significant potential tax benefits flowing from our existing and projected NOLs, NCLs, and certain other tax attributes. We must have taxable income or gains in future periods to benefit from these NOLs, NCLs and certain other tax attributes, and no assurance can be provided that we will have taxable income or gains in the future.

        In addition, our NOL and NCL carryovers may be limited by Sections 382 and 383 of the Code if we undergo an "ownership change." Generally, an "ownership change" occurs if certain persons or groups increase their aggregate ownership in our company by more than 50 percentage points looking back over the relevant testing period. If an ownership change occurs, our ability to use our NOLs, NCLs and certain recognized built-in losses to reduce our taxable income in a future year would be limited to a Section 382 limitation equal to the fair market value of our stock immediately prior to the ownership change multiplied by the long term tax-exempt interest rate in effect for the month of the ownership change. In the event of an ownership change, NOLs and NCLs that exceed the Section 382 limitation in any year will continue to be allowed as carryforwards for the remainder of the carryforward period and such losses can be used to offset taxable income for years within the carryforward period subject to the Section 382 limitation in each year. However, if the carryforward period for any NOL or NCL were to expire before that loss had been fully utilized, the unused portion of that loss would be lost. The carryforward period for NOLs is 20 years from the year in which the losses giving rise to the NOLs were incurred, and the carryforward period for NCLs is 5 years from the year in which the losses giving rise to the NCLs were incurred. Our use of new NOLs or NCLs arising after the date of an ownership change would not be affected by the Section 382 limitation (unless there were another ownership change after those new losses arose).

        Based on our knowledge of shareholder ownership of DFR, we do not believe that an ownership change has occurred since our losses were generated. Accordingly, we believe that at the current time there is no annual limitation imposed on our use of our NOLs and NCLs to reduce future taxable income. The determination of whether an ownership change has occurred or will occur is complicated and depends on changes in percentage stock ownership among stockholders. Although the section 382 ownership limit in our charter is intended to prevent transactions that could trigger an ownership change, no assurance can be provided that the section 382 ownership limit will be successful in preventing an ownership change. In addition, we have not obtained, and currently do not plan to obtain, a ruling from the Internal Revenue Service, or IRS, regarding our conclusions as to whether our losses are subject to any such limitations. Furthermore, we may decide in the future that it is necessary or in our interest to take certain actions that could result in an ownership change. Therefore, no assurance can be provided as to whether an ownership change has occurred or will occur in the future.

Preserving the ability to use our NOLs and NCLs may cause us to forgo otherwise attractive opportunities.

        Limitations imposed by Sections 382 and 383 of the Code may discourage us from, among other things, redeeming our stock or issuing additional stock to raise capital or to acquire businesses or assets. Accordingly, our desire to preserve our NOLs and NCLs may cause us to forgo otherwise attractive opportunities.

Failure to qualify as a REIT in prior years would subject us to federal income tax.

        Prior to our 2008 tax year, we operated in a manner that was intended to cause us to qualify as a REIT for federal income tax purposes. However, the tax laws governing REITs are extremely complex, and interpretations of the tax laws governing qualification as a REIT are limited. Qualifying as a REIT required us to meet numerous income and other tests. Given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations, and the possibility of changes in our circumstances, no assurance can be given that we qualified for any particular year.

        If we failed to qualify as a REIT prior to our 2008 tax year and we do not qualify for certain statutory relief provisions, we would have to pay federal income tax on our taxable income for the year of the failure and for the following four years. Our payment of income tax attributable to our failure to qualify as a REIT prior to our 2008 taxable year would decrease the amount of our income available for distribution to our stockholders.

Our foreign corporate subsidiaries could be subject to federal income tax at the entity level, which would greatly reduce the amounts those entities would have available to distribute to us.

        DFR MM CLO is a Cayman Islands exempted limited liability company and is the issuer of a CLO transaction in which we have invested. We have also invested in other foreign corporate subsidiaries and may in the future invest in new foreign corporate subsidiaries. There is a specific exemption from federal income tax for non-U.S. corporations that restrict their activities in the United States to trading stock and securities (or any activity closely related thereto) for their own account whether such trading (or such other activity) is conducted by the corporation or its employees through a resident broker, commission agent, custodian or other agent. We intend that our foreign corporate subsidiaries will rely on that exemption or otherwise operate in a manner so that they will not be subject to federal income tax on their net income at the entity level. If the IRS successfully challenged the qualification of our foreign corporate subsidiaries for the exemption from federal income tax described above, that could greatly reduce the amount that our foreign corporate subsidiaries would have available to pay to their creditors and to distribute to us.

If we make distributions in excess of our current and accumulated earnings and profits, those distributions will be treated as a return of capital, which will reduce the adjusted basis of your stock, and to the extent such distributions exceed your adjusted basis, you may recognize a capital gain.

        Unless you are a tax-exempt entity, distributions that we make to you generally will be subject to tax as ordinary income to the extent of our current and accumulated earnings and profits as determined for federal income tax purposes. If the amount we distribute to you exceeds your allocable share of our current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of your adjusted basis in your stock. This will reduce your basis in your stock but will not be subject to tax. If the amount we distribute to you exceeds both your allocable share of our current and accumulated earnings and profits and your adjusted basis, this amount will be treated as a gain from the sale or exchange of a capital asset.

Risks Related to the Transactions

Bounty may exercise significant influence over us, including through its ability to elect three of nine members of our Board.

        When the Transactions are completed, our common stock owned by Bounty will represent approximately 41.3% of the outstanding shares of our common stock as of March 22, 2010 (excluding the shares of common stock issuable upon conversion of the Convertible Notes and exercise of outstanding options). Assuming Bounty elects to convert the entire principal amount of the Convertible Notes and we have not elected to pay PIK Interest, the common stock owned by Bounty will represent approximately 57.3% of the outstanding shares of our common stock as of March 22, 2010 (excluding the exercise of outstanding options). There are no restrictions on Bounty's ability to vote the shares of our common stock owned by it. As a result, Bounty may have the ability to significantly influence the outcome of any matter submitted for the vote of our stockholders, including the amendment of our organizational documents, acquisitions or other business combinations involving us and disapproving extraordinary transactions such as a takeover attempt. In addition, we have agreed to adopt a majority voting bylaw upon the consummation of the Transactions, so that Bounty will be in a position to block the election of any director nominated by our Nominating Committee.

        The Stockholders Agreement provides that if Bounty holds at least 25% of the outstanding shares of our common stock (including shares issuable upon conversion of the Convertible Notes), then Bounty will have the right to designate three (one of whom must qualify as an independent director) out of nine directors to the Board. If Bounty holds less than 25% but holds 15% or more, then Bounty will have the right to designate two out of nine directors to the Board, and if Bounty holds less than 15% but holds 5% or more, Bounty will have the right to designate one director out of nine directors to the Board. Upon consummation of the Transactions, the Board will establish a strategic committee consisting of two directors designated by Bounty and two directors designated by those independent directors of the Company not designated by Bounty. The strategic committee will report and make recommendations to the Board regarding: (i) the identification and execution of merger and acquisition opportunities; (ii) setting direction for the Company with management, including new investment initiatives and investment products; (iii) the hiring, dismissal and scope of responsibility of senior management; and (iv) the integration of the CLO platforms of CNCIM and the Company, and if approved by the Board, managing the execution of such actions. As a result, the directors elected to the Board by Bounty may exercise significant influence on matters considered by the Board. Bounty may have interests that diverge from, or even conflict with, our interests and those of our other stockholders.

The issuance of our common stock contemplated by the Acquisition Agreement and upon conversion of the Convertible Notes contemplated by the Convertible Notes Agreement will have a substantial dilutive effect on our common stock, which may adversely affect the market price of the our common stock.

        When the Transactions are completed, there will be an additional 4,545,455 shares of our common stock and an additional approximately 4,132,231 shares of the our common stock issuable upon conversion of the Convertible Notes, assuming we do not elect to pay any PIK Interest, which will be entitled to participate with respect to any dividends or other distributions paid on our common stock. When the Transactions are completed, the common stock owned by Bounty will represent approximately 41.3% of the outstanding shares of our common stock (excluding the shares of common stock issuable upon conversion of the Convertible Notes and exercise of outstanding options). Assuming the holders of the Convertible Notes elect to convert the entire principal amount of the Convertible Notes, the common stock owned by Bounty will represent approximately 57.3% of our common stock issued and outstanding as of the Record Date.

The market price of our common stock may decline as a result of the issuance of the our common stock contemplated by the Transactions.

        We are unable to predict the potential effects of the issuance of our common stock to Bounty pursuant to the Acquisition Agreement and the Convertible Notes to Bounty pursuant to the Convertible Notes Agreement on the trading activity and market price of our common stock. We have granted registration rights to Bounty for the resale of the shares of our common stock issued pursuant to the Acquisition Agreement and have granted registration rights to Bounty for the resale of the shares of our common stock issuable upon conversion of the Convertible Notes issued pursuant to the Convertible Agreement. These registration rights would facilitate the resale of such securities into the public market, and any such resale would increase the number of shares of our common stock available for public trading. Sales by Bounty of a substantial number of shares of our common stock in the public market, or the perception that such sales might occur, could have a material adverse effect on the price of our common stock.

If the Transactions are not completed, the price of our common stock and our future business and operations could be harmed.

        Ours and Bounty's obligations to complete the sale of CNCIM to us and ours and Bounty's obligations to complete the issuance of the Convertible Notes are subject to conditions, many of which are beyond the control of the parties. If the Transactions are not completed for any reason, we may be subject to a number of material risks, including the following:

  •
  We may be required under certain circumstances to pay Bounty a termination fee of $1,500,000 and to reimburse Bounty's legal expenses;

  •
  The price of our common stock may decline;

  •
  We may be subject to litigation related to the failure to complete the Transactions, which could require substantial time and resources to resolve;

  •
  Costs related to the Transactions, such as legal, accounting, proxy solicitation and printing fees, must be paid even if the Transactions are not completed;

  •
  Matters relating to the Transactions (including the negotiation of terms and integration planning) required a substantial commitment of time and resources by our management, which could otherwise have been devoted to other opportunities that may have been beneficial to us;

  •
  We may not be able to realize the expected benefits of the Acquisition of CNCIM;

  •
  If the Transactions are not completed, we may be unable to find a partner willing to engage in similar transactions on terms as favorable as those set forth in the Acquisition Agreement and the Convertible Notes Agreement, or at all; and

  •
  If we are unable to complete a Credit Enhancing Transaction (as defined in the New Indenture) in a timely fashion, the interest rate on the New Subordinated Notes will increase and the New Subordinated Notes will contain a restricted payment covenant.

Certain elements of the Transactions may discourage other parties from entering into transactions with us.

        While the Acquisition Agreement is in effect, subject to limited exceptions, we are prohibited from soliciting, initiating or encouraging any inquiries or proposals from third parties that may lead to a proposal or offer for an acquisition of or other significant transaction with us. In addition, if the Board terminates the Acquisition Agreement to accept an alternative transaction proposal or if the Board changes its recommendation of the proposal to approve the issuance of our common stock and Conversion Shares in response to a material event, development or change in circumstance that occurs, arises or becomes known to the Board, then we will be obligated to pay a termination fee of $1,500,000 to Bounty and reimburse Bounty for its legal expenses. These provisions, alone or in combination, could discourage other parties from trying to acquire us even though those other parties might be willing to offer greater value to us than that offered by the Transactions.

        In addition, after the completion of the Transactions, the ownership position and governance rights of Bounty could discourage a third party from proposing a change of control or other strategic transaction concerning us.

We may not be able to realize all of the benefits of the Acquisition of CNCIM.

        CNCIM derives its revenues from collateral management agreements with CLOs. Under the collateral management agreements, payment of CNCIM's management fees is generally subject to a "waterfall" structure providing that all or a portion of CNCIM's fees may be deferred if, among other things, the CLOs do not generate sufficient cash flows to pay the required interest on the notes they have issued to investors and certain expenses they have incurred. This could occur if the issuers of the collateral underlying the CLOs default on or defer payments of principal or interest relating to the collateral. If defaults and delinquencies on the assets underlying the CLOs occur, then CNCIM could experience declines in and deferrals of its management fees.

        Additionally, all or a portion of CNCIM's management fees from the CLOs that it manages may be deferred if the CLOs fail to meet their over-collateralization requirements. Pursuant to the "waterfall" structure discussed above, such failures generally require cash flows to be diverted to amortize the most senior class of notes prior to paying a portion of CNCIM's management fees. Defaulted assets, which in some CLOs may include severely-downgraded assets, are generally carried at a reduced value for purposes of the over-collateralization tests. In some CLOs, defaulted assets are required to be carried at their market values for purposes of the over-collateralization tests. In the event of defaults, severe downgrades and depressed market values of the collateral underlying the CLOs managed by CNCIM, the CLOs could breach their over-collateralization tests, which would result in declines in and deferrals of CNCIM's management fees.

        The CLOs managed by CNCIM generally contain structural provisions including, but not limited to, over-collateralization requirements and/or market value triggers that are meant to protect investors from deterioration in the credit quality of the underlying collateral pool. In certain cases, breaches of these structural provisions can lead to events of default under the indentures governing the CLOs and, ultimately, acceleration of the notes issued by the CLO and liquidation of the underlying collateral. In the event of a liquidation of the collateral underlying a CLO, CNCIM will lose client assets under management and therefore management fees, which could have a material and adverse effect on CNCIM's earnings.

        CNCIM's collateral management agreements allow investors that hold a specified amount of securities issued by the CLO to remove CNCIM for "cause," which typically includes CNCIM's violation of the management agreement or the CLO's indenture, CNCIM's breach of its representations and warranties under the agreement, CNCIM's bankruptcy or insolvency, fraud or a criminal offense by CNCIM or its employees, and the failure of certain of the CLO's performance tests. These "cause" provisions may be triggered from time to time with respect to the CLO Issuers and as a result CNCIM could be removed as the investment manager of a CLO. In the case of certain CLOs, CNCIM can also be removed as the investment manager upon its loss of specified key employees.

We must continue to retain, motivate and recruit executive, experts and other key employees, which may be difficult in light of uncertainty regarding the Transactions, and failure to do so could negatively affect the combined company.

        For the Transactions to be successful, during the period before the Transactions are completed, we must continue to retain, motivate and recruit executives, experts and other key employees. We must be successful at retaining key employees following the completion of the Transactions. Experienced experts and executives are in high demand and competition for their talents can be intense. Our employees may experience uncertainty about their future role with us until, or even after, strategies with regard to the combined companies are announced or executed. These potential distractions of the Transactions may adversely affect our ability to keep executives, experts and other key employees focused on applicable strategies and goals. A failure by us to retain and motivate executives, experts and other key employees during the period prior to or after the completion of the Transactions could have a material and adverse impact on our business.

Our existing stockholders will not receive any of the proceeds from the sale of the Convertible Notes.

        The net proceeds from the sale of the Convertible Notes will be paid directly to us. We intend to use the proceeds of the sale of the Convertible Notes, together with other funds, to finance the repurchase the Series A and Series B Notes.

The Transactions will result in an "ownership change" under Section 382 of the Code.

        The issuance of our common stock contemplated by the Acquisition Agreement will result in an "Ownership Change" as defined in Sections 382 and 383 of the Code. As a result of the occurrence of the Ownership Change, our ability to use our NOLs, NCLs and certain recognized built-in losses to reduce our taxable income in a future year would generally be limited, which could adversely affect our liquidity, earnings per share and the trading price of our Common Stock.

ITEM 1B.    UNRESOLVED STAFF COMMENTS

        None.

ITEM 2.    PROPERTIES

        We do not own any real property. We rent office space for our headquarters at 6250 North River Road, 9th Floor, Rosemont, Illinois 60018.

        On November 27, 2009, we entered into an amendment, or the Lease Amendment, to our original lease agreement dated July 11, 2005, as amended, or the Lease. Under the Lease, we currently rent 69,184 square feet of office space, or the Original Premises, for a term ending in 2021. Pursuant to the Lease Amendment, we agreed to vacate the Original Premises on or before April 30, 2010 and relocate to the 12th floor in the same building, consisting of 25,470 square feet of office space, or the New Premises.

        The term for the rental of the New Premises begins on October 1, 2010 and will expire on February 28, 2021. As a result of the relocation to the New Premises, our annual rent expense under the Lease will be reduced by approximately $1.3 million to reflect the reduced square footage of the New Premises. In addition, pursuant to the Lease Amendment, the amount of the letter of credit constituting our security deposit under the Lease was reduced from approximately $2.3 million to approximately $1.3 million. The Lease Amendment provides for a further reduction of the amount of the letter of credit to $0.5 million on September 30, 2010 upon the satisfaction of certain conditions.

        In connection with the Lease Amendment, we will recognize a non-cash acceleration of depreciation and amortization expense related to certain leasehold improvements and fixed assets on the Original Premises as a result of a shorter estimated life for the use of those assets. The total impact of the acceleration of the depreciation and amortization expense is approximately $6.9 million, which we will expense ratably from the date the Lease Amendment was signed (November 27, 2009) to the date on which we vacate the Original Premises (expected to be April 30, 2010). The impact of the accelerated depreciation during the year ended December 31, 2009 was approximately $1.4 million.

ITEM 3.    LEGAL PROCEEDINGS

        As previously reported, the SEC is conducting an investigation relating to certain practices associated with the offer, purchase or sale of collateralized mortgage obligations and real estate mortgage investment conduits, or REMICs and the creation of re-REMICs. The investigation concerns certain mortgage securities transactions effected by DCM for us in 2005 and 2006. We cannot predict the outcome of this investigation.

ITEM 4.    RESERVED

PART II.

ITEM 5.    MARKET FOR REGISTRANT'S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

        Our common stock is traded on the NASDAQ under the trading symbol "DFR." Our stock traded on the New York Stock Exchange, or NYSE, from our initial public offering on June 29, 2005 until November 20, 2008 when our common stock listing was transferred to the NYSE Amex LLC, or the NYSE Amex. Our stock traded on the NYSE Amex from November 20, 2008 until our common stock listing was voluntarily transferred to the NASDAQ on December 7, 2009. As of March 19, 2010, we had 6,455,357 shares of common stock issued and 6,454,924 shares of common stock outstanding, and there were approximately 1,555 holders of record. The closing price of our common stock as reported on the NASDAQ on March 19, 2010 was $5.22 per share.

        After the close of business on October 16, 2008, we effected a 1-for-10 reverse stock split of our common stock. All share and per share amounts throughout this Annual Report have been retroactively restated to reflect the reverse stock split, unless otherwise noted.

        The following table sets forth, for the periods indicated, the high and low closing prices of our common stock as reported on the NYSE, NYSE Amex and NASDAQ, as appropriate:

	Closing Stock Price
			Cash Dividends Declared Per Common Share
	High	Low
2009:
4th Quarter	$7.05	$3.98	$—
3rd Quarter	$9.43	$3.80	$—
2nd Quarter	$5.20	$1.05	$—
1st Quarter	$3.35	$0.97	$—
2008:
4th Quarter	$6.70	$2.34	$—
3rd Quarter	$12.80	$3.80	$0.85
2nd Quarter	$14.00	$6.50	$—
1st Quarter	$82.60	$8.50	$—

        We are no longer subject to the distribution requirements applicable to REITs. The covenants contained in our indebtedness currently prohibit us from declaring dividends or distributions on our common stock, and therefore, we do not expect to make dividend distributions in the foreseeable future. For more information regarding our distribution policy see "Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Distribution Policy." For more information regarding risk factors that could materially adversely affect our earnings and financial condition, please see "Part I—Item 1A. Risk Factors" and "Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations."

Equity Compensation Plan Information

        The following table sets forth certain information, as of December 31, 2009, regarding our equity compensation plans:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (exluding securities reflected in column (a))
Equity compensation plans approved by security holders	—	—	261,197	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	—	—	261,197

(1)
Includes restricted stock units, or Performance Shares, that settle in shares of common stock at a future date.

        See "Part II—Item 8. Financial Statements and Supplementary Data" in Note 15 for a summary of our equity compensation plans.

 PERFORMANCE GRAPH

        The following graph compares the total return on our common stock for the period from June 29, 2005, which was the first day our common stock traded on the NYSE, through December 31, 2009, with the Standard & Poor's 500 Stock Index, the Bloomberg Mortgage REIT Index and the Dow Jones US Asset Managers Index for the same period, assuming an investment of $100 in the common stock and each index for comparative purposes. We added the Dow Jones US Asset Managers Index to the performance graph as a comparison for our Investment Management segment. Total return equals appreciation in stock price plus dividends paid and assumes that all dividends are reinvested. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed. The performance graph is not necessarily indicative of future investment performance.

	12/31/2005	12/31/2006	12/31/2007	12/31/2008	12/31/2009
Deerfield Capital Corp. (DFR)(1)	$100.00	$137.83	$76.17	$3.72	$4.80
Dow Jones US Asset Managers Index	$100.00	$121.48	$149.22	$77.00	$97.86
BBG REIT Mortgage Index	$100.00	$108.61	$52.53	$26.61	$29.31
Standard & Poor's 500 Stock Index	$100.00	$113.62	$117.63	$72.36	$89.33

(1)
Our stock traded on the NYSE from our initial public offering on June 29, 2005 until November 20, 2008, when our common stock listing was voluntarily transferred to the NYSE Amex. Our stock traded on the NYSE Amex from November 20, 2008 until our common stock listing was transferred to the NASDAQ on December 7, 2009. After the close of business on October 16, 2008, we effected a 1-for-10 reverse stock split of our common stock.

ITEM 6.    SELECTED FINANCIAL DATA

        The following table presents selected historical consolidated financial information, in thousands, except share and per share amounts, for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, and as of December 31, 2009, 2008, 2007, 2006 and 2005. The selected historical consolidated financial information has been derived from our audited consolidated financial statements, some of which appear elsewhere in this Annual Report. Such selected financial data should be read in connection with "Part II—Item 8. Financial Statements and Supplementary Data" and "Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this Annual Report. Historical financial information may not be indicative of our future performance.

Consolidated Statements of Operations Data:

	Year ended December 31,
	2009(1)	2008(1)	2007(1)	2006	2005
	(In thousands, except share and per share amounts)
Revenues
Interest income	$48,849	$122,341	$492,901	$459,298	$236,149
Interest expense	19,959	84,804	393,387	372,615	177,442

Net interest income(2)	28,890	37,537	99,514	86,683	58,707
Provision for loan losses(3)	20,114	75,996	8,433	2,000	—

Net interest income (expense) income after provision for loan losses	8,776	(38,459)	91,081	84,683	58,707
Investment advisory fees	17,880	40,161	1,455	—	—

Total net revenues	26,656	1,702	92,536	84,683	58,707
Expenses
Compensation and benefits(4)	12,144	26,917	1,309	—	—
Professional services	3,018	7,178	4,309	2,179	880
Insurance expense	3,089	2,907	751	718	681
Other general and administrative expenses	7,627	5,859	2,753	1,810	1,477
Depreciation and amortization	7,904	9,442	297	—	—
Occupancy	2,402	2,518	68	—	—
Management and incentive fee expense to related party(5)	972	—	14,326	19,031	15,088
Cost savings initiatives(6)	236	1,821	—	—	—
Impairment of intangible assets and goodwill(7)	1,828	146,006	—	—	—

Total expenses	39,220	202,648	23,813	23,738	18,126

Other Income and Gain (Loss)
Net (loss) gain on available-for-sale securities(8)	(14)	(4,694)	(112,296)	2,790	5,372
Net gain (loss) on investments at fair value(9)	9,798	(219,988)	15,496	750	(3,606)
Net gain (loss) on loans(10)	35,302	(99,047)	(14,550)	1,167	(409)
Net gain (loss) on derivatives(11)	2,547	(232,383)	(55,746)	5,664	3,758
Dividend income and other net (loss) gain	(287)	(1)	3,117	265	320
Net gain on the deconsolidation of Market Square CLO	29,551	—	—	—	—

Net other income and gain (loss)	76,897	(556,113)	(163,979)	10,636	5,435

Income (loss) before income tax expense	64,333	(757,059)	(95,256)	71,581	46,016
Income tax expense	29	351	980	6	95

Net income (loss)	64,304	(757,410)	(96,236)	71,575	45,921
Less: Cumulative convertible preferred stock dividends and accretion	—	2,393	355	—	—

Net income (loss) attributable to common stockholders	64,304	(759,803)	(96,591)	71,575	45,921
Net loss attributable to noncontrolling interest	2,594	—	—	—	—

Net income (loss) attributable to Deerfield Capital Corp.	$66,898	$(759,803)	$(96,591)	$71,575	$45,921

Net income (loss) attributable to Deerfield Capital Corp. per share—basic	9.93	(116.65)	(18.72)	13.92	11.70
Net income (loss) attributable to Deerfield Capital Corp. per share—diluted	9.93	(116.65)	(18.72)	13.88	11.66
Core earnings(12)	$21,283	$32,319	$77,453	$62,945	$40,581
Core earnings per share—Diluted(12)	$3.16	$4.96	$15.01	$12.20	$10.30
Weighted—average number of shares outstanding(13)(14):
Basic	6,740,039	6,513,674	5,160,625	5,141,919	3,926,029
Diluted	6,740,039	6,513,674	5,160,625	5,158,078	3,938,107
Metrics:
Common stock dividends declared(15)	$—	$5,669	$86,932	$80,650	$49,297
Dividends declared per common share outstanding	$—	$0.85	$16.80	$15.60	$12.30
Assets Under Management:
Investment Management(16)(17)	$9,193,908	$10,496,092	$14,491,951	n/a	n/a
Principal Investing(17)(18)	$593,562	$808,428	$7,076,344	$8,754,595	$7,754,267

	Year ended December 31,
	2009(1)	2008(1)	2007(1)	2006	2005
	(In thousands, except share and per share amounts)
Consolidated Balance Sheet Data (as of):
Total residential mortgage-backed securities	$305,174	$347,817	$6,327,178	$7,691,428	$7,010,870
Total assets	$720,222	$996,856	$7,787,969	$9,249,991	$8,203,812
Repurchase agreements	$291,463	$326,112	$5,303,865	$7,372,035	$6,768,396
Long term debt:
Recourse:
Trust preferred securities	$123,717	$123,717	$123,717	$123,717	$51,550
Series A & Series B Notes	$72,315	$71,768	$71,216	$—	$—
Non-Recourse:
DFR MM CLO(19)	$217,297	$231,000	$231,000	$—	$—
Wachovia facility(20)	$—	$13,932	$73,435	$260,950	$—
Market Square CLO(21)	$—	$276,000	$276,000	$276,000	$276,000
Pinetree CDO(22)		$—	$—	$287,825	$288,000
Series A cumulative convertible preferred stock	$—	$—	$116,162	$—	$—
Total stockholders' equity (deficit)	$6,860	$(82,434)	$468,574	$688,953	$697,203

(1)
On December 21, 2007, we completed the Merger and became internally managed. The aggregate consideration paid in connection with the Merger was 14,999,992 shares of Series A Preferred Stock (not adjusted to reflect the 1-for-10 reverse stock split effected on October 16, 2008) with a fair value of $7.75 per share, $73.9 million in principal amount of Series A and Series B Notes, $1.1 million in cash and $14.8 million in deal related costs, including $6.8 million of seller related deal costs. As a result of the Merger, Deerfield's results for the years ended December 31, 2009 and 2008 and the 10-day period from December 22, 2007 through December 31, 2007 are included in our consolidated statements of operations for the years ended December 31, 2009, 2008 and 2007 and balance sheet amounts as of December 31, 2009, 2008 and 2007.

(2)
Our Principal Investing portfolio of investments totaled $0.6 billion, $0.8 billion, $7.1 billion, $8.8 billion and $7.8 billion as of December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(3)
During 2009, provision for loan losses of $20.1 million were recorded. The 2009 provision was primarily comprised of $18.1 million related to five loans held in DFR MM CLO and as of December 31, 2009 we still held three of these loans with total outstanding principal of $12.7 million. In addition, we recorded recoveries of $2.9 million related to the two loans we no longer hold. In addition, during 2009 we recorded $4.4 million related to three commercial real estate loans still being held for investment with total outstanding principal of $8.1 million and $0.5 million related to one commercial real estate loan which we no longer own. The 2008 provision for loan losses of $76.0 million was composed of $54.1 million related to the transfer of certain loans from held for investment to held for sale, $1.1 million of which were subsequently sold, and $21.9 million related to loans held for investment as of December 31, 2008. During 2007, the net provision for loan losses recorded was composed of an increase in the provision of $12.2 million related to three loans, partially offset by a $3.8 million recovery on one of the loans. The 2006 provision for loan losses of $2.0 million was recorded for one loan which represented the amortized cost basis of that loan over the discontinued expected future cash flows.

(4)
Prior to the Merger, we were externally managed by Deerfield and had no employees. As a result of the Merger, on December 21, 2007, we acquired our Investment Management segment and the employees of Deerfield.

(5)
Prior to the merger we issued to DCM 40,385 shares of restricted stock and stock options to purchase 134,615 shares of our common stock. In connection with these issuances, we have recorded $(0.1) million, $2.4 million and $3.8 million of share-based compensation for the years ended December 31, 2007, 2006 and 2005, respectively. As a result of the Merger, we no longer have these management or incentive fee expenses with DCM. In connection with DPLC, which commenced operations on April 9, 2009, we recorded management fee expense of $1.0 million for the year ended December 31, 2009.

(6)
On March 1, 2008, in response to the adverse credit markets, we implemented a cost savings initiative and reduced our headcount by 13 employees, or 10% of our then current workforce, across a broad range of functions. In November 2008, in response to the continued deterioration in market conditions, we implemented a second cost savings initiative and reduced our headcount by 24 employees, or approximately 26% of our then current workforce, and reduced bonus compensation. The compensation payable to those 24 employees accounted for approximately 37% of our annual compensation expense in 2008.

(7)
For the year ended December 31, 2009, we recorded $1.0 million of impairment charges related to the intangible assets associated with the management contracts for certain CDOs and $0.8 million related to the "Deerfield" trade name. The 2008 impairment of intangible assets and goodwill is composed of a full impairment of $98.7 million on goodwill recorded in conjunction with the Merger, $47.3 million of impairment charges on intangible assets, which was composed of $35.4 million related to the intangible assets associated with the management contracts for our investment funds, which were liquidated during 2008, $7.9 million related to the intangible assets associated with the management contracts for certain CDOs and $4.0 million related to the "Deerfield" trade name.

(8)
For the years ended December 31, 2008, 2007 and 2006, we recorded other-than-temporary impairment of $4.7 million, $109.6 million and $7.0 million, respectively. Other-than-temporary impairment recorded during 2008 related to certain CMBS, which we no longer have the intent to hold to recovery in value or maturity. Other-than-temporary impairment recorded during 2007 and 2006 was primarily on RMBS and ABS as a result of significant declines in cash flows on the underlying collateral in 2006 and significant declines in value in 2007 combined with our intent to no longer hold such securities until recovery in value or maturity.

(9)
Net gain on investments at fair value of $9.8 million for the year ended December 31, 2009 is primarily comprised of $2.9 million of related gains on RMBS sales during the year, $2.3 million of unrealized gains on RMBS, $3.3 million in unrealized gains on other investments at fair value, $1.1 million in unrealized gains on investments held in DPLC and $0.2 million in realized gains on investments held in DPLC. Net loss on investments at fair value of $220.0 million for the year ended December 31, 2008 is comprised of $179.5 million of realized losses on RMBS sales during the year, $36.5 million of unrealized losses on RMBS and $4.0 million in losses on preferred shares of CDOs.

(10)
Net gain on loans of $35.3 million for the year ended December 31, 2009 is comprised primarily of $43.1 million in net gains on loans held for sale in Market Square CLO and $3.2 million in net gains on loans held for investment, partially offset by $11.0 million in net losses on other loans held for sale. Net loss on loans of $99.0 million for the year ended December 31, 2008 is comprised primarily of $86.1 million in net losses on loans held for sale in Market Square CLO.

(11)
Net gain (loss) on derivatives of $2.5 million, $(232.4) million and $(55.7) million for the years ended December 31, 2009, 2008 and 2007, respectively, is primarily attributable to gains (losses) on interest rate swaps. The loss during 2008 was primarily the result of significant unfavorable rate changes during the first quarter of 2008, which caused us to terminate the majority of our interest rate swaps at a significant loss. The loss during 2007 was primarily a result of the de-designation of a significant number of interest rate swaps combined with unfavorable interest rate changes.

(12)
Core earnings represent a non-GAAP financial measure. Please see the "Reconciliation of Non-GAAP Financial Measures—Core Earnings" within Results of Operations for a reconciliation between the comparable GAAP measure and a discussion of the importance placed on this measure by management.

(13)
In July 2005, we completed our initial public offering of 2,500,000 shares of common stock at $160.00 per share that generated net proceeds of $363.1 million. We sold 2,432,072 shares of common stock, and selling stockholders sold 67,928 shares of common stock.

(14)
In March 2008, the Series A Preferred Stock was converted into 14,999,992 shares of common stock (not adjusted to reflect the 1-for-10 reverse stock split effected on October 16, 2008). We purchased and retired 220,000 shares of common stock (adjusted to reflect the 1-for-10 reverse stock split effected on October 16, 2008) in 2008.

(15)
Common stock cash dividends declared and per share amounts for 2005, 2006, 2007 and 2008 are calculated by adding the individual quarterly dividends together for the respective year. Common stock dividend declared during 2008 represents the final distribution of 2007 REIT taxable income to stockholders.

(16)
AUM for the Investment Management segment includes $288.5 million and $303.1 million related to DFR MM CLO, as of January 1, 2010 and 2009, respectively and $295.1 million related to Market Square CLO as of January 1, 2009. DCM manages DFR MM CLO, but is not contractually entitled to receive any management fees so long as 100% of the equity is held by DC LLC or an affiliate thereof.

(17)
AUM for DFR MM CLO and DPLC is included in both Investment Management segment AUM and Principal Investing segment AUM for January 1, 2010. AUM for DFR MM CLO and Market Square CLO is included in both Investment Management segment AUM and Principal Investing segment AUM for January 1, 2009.

(18)
AUM for the Principal Investing segment excludes CDS transactions and total return swaps and is reflected net of allowance for loan losses of $15.9 million, $20.0 million, $5.3 million and $2.0 million as of December 31, 2009, 2008, 2007 and 2006, respectively.

(19)
In July 2007 we purchased 100% of the equity interests, issued as subordinated notes and ordinary shares, in DFR MM CLO for $50.0 million. In addition to issuing the subordinated notes and ordinary shares, DFR MM CLO also issued several classes of notes, aggregating $250.0 million, discussed in "Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition—Liabilities." We also purchased all of the "BBB/Baa2" rated notes of DFR MM CLO for $19.0 million. The remaining $231.0 million of outstanding notes of DFR MM CLO were purchased by third party investors. DFR MM CLO is a VIE under FIN 46(R). We are the primary beneficiary of the VIE, causing us to consolidate the entity. DFR MM CLO is a bankruptcy remote entity.

(20)
The long term debt related to the Wachovia Facility was fully repaid in August 2009, and all of our obligations thereunder were satisfied.

(21)
The long term debt related to the Market Square CLO was deconsolidated June 30, 2009 as a result of our sale of preference shares causing us to no longer be deemed the primary beneficiary of the VIE.

(22)
The long term debt related to the Pinetree CDO Ltd., or Pinetree CDO, was deconsolidated in 2007 as a result of our sale of preference shares causing us to no longer be deemed the primary beneficiary of the VIE.

n/a—not applicable

ITEM 7.    MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The statements in this discussion regarding the industry outlook and our expectations regarding the future performance of our business and the other non-historical statements are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, the risks and uncertainties described in "Special Note Regarding Forward-Looking Statements" and "Part I—Item 1A. Risk Factors." You should read the following discussion together with our consolidated financial statements and notes thereto included in "Part II—Item 8. Financial Statements and Supplementary Data."

Overview

        We are a Maryland corporation with an Investment Management segment that manages approximately $9.2 billion of client assets as of January 1, 2010, including bank loans and other corporate debt, RMBS, government securities and ABS. In addition, our Principal Investing segment has an investment portfolio of approximately $593.6 million as of December 31, 2009, comprised of fixed income investments, including bank loans and other corporate debt and RMBS. Historically, we had elected to be taxed as a REIT. However, our status as a REIT terminated in 2008 when we converted to a C corporation to maximize the use of potential significant tax benefits and provide more flexibility with respect to future capital investment.

        From our inception in December 2004 through December 21, 2007, we were externally managed by our indirect, wholly-owned subsidiary, DCM. As an externally-managed company, we had no employees of our own and relied on DCM to conduct our business and operations. All of our investment management services were provided by DCM under the supervision of our Board.

        On December 21, 2007, we completed our acquisition of Deerfield pursuant to a merger agreement, dated as of December 17, 2007, among us, DFR Merger Company, LLC (our wholly-owned subsidiary that was merged into Deerfield), Deerfield and Triarc (as sellers' representative), by which DFR Merger Company, LLC was merged with and into Deerfield, or the Merger. As a result of the Merger, each of Deerfield and DCM became our indirect, wholly-owned subsidiaries, and we became internally managed. DCM is a Chicago-based, SEC-registered investment adviser dedicated to serving the needs of investors by providing a variety of investment opportunities including structured vehicles, separately managed accounts and investment funds. The Deerfield organization commenced investment management operations in 1993. As of December 31, 2009, we had approximately 67 employees.

        On December 7, 2009, we completed the voluntary transfer of the listing of our common stock from the NYSE Amex, to the NASDAQ Stock Market LLC, or the NASDAQ. Our common stock trades under the ticker symbol "DFR."

  Our Business

        Our business is managed in two operating segments: Investment Management and Principal Investing. Our Investment Management segment involves earning investment advisory fees for managing a variety of investment products including collateralized debt obligations, or CDOs, separately managed accounts and other investment vehicles. Our Principal Investing segment involves maintaining an investment portfolio comprised primarily of bank loans and other corporate debt and Agency RMBS (as defined below). Agency RMBS are backed by mortgage loans and are guaranteed as to principal and interest by federally chartered entities such as Fannie Mae or Freddie Mac, and, in the case of Ginnie Mae, the U.S. government. We refer to these entities as "Agencies" and to RMBS guaranteed or issued by the Agencies as "Agency RMBS." Our Agency RMBS portfolio consists of Fannie Mae and Freddie Mac securities. We refer to our investments in senior secured loans (first lien and second lien term loans), senior subordinated debt facilities and other junior securities, typically in middle market companies across a range of industries, as "Corporate Loans."

  Investment Management Segment

        Our Investment Management segment is operated through DCM. DCM manages investment accounts for various types of clients, including CDOs, separately managed accounts (separate, non-pooled accounts established by clients) and other investment vehicles. Except for the separately managed accounts, these clients are collective investment vehicles that pool the capital contributions of multiple investors, which are typically financial institutions, such as insurance companies and banks, employee benefits plans and "funds of funds" (investment funds that in turn allocate their assets to a variety of other investment funds). Our teams that manage these accounts are supported by various other groups within DCM, such as risk management, systems, accounting, operations and legal. DCM enters into an investment management agreement with each client, pursuant to which the client grants DCM certain discretion to purchase and sell securities and other financial instruments.

        Our primary source of revenue from our Investment Management segment is the investment advisory fees paid by the accounts we manage. These fees typically consist of management fees based on the account's assets and, in some cases, performance fees based on the profits we generate for the account.

  AUM

        As of January 1, 2010, DCM's total assets under management, or AUM, was approximately $9.2 billion, held in 28 CDOs, six separately managed accounts and one other investment vehicle.

        The following table summarizes the AUM for each of our product categories:

	As of January 1,
	2010		2009
	Number of Accounts	AUM	Number of Accounts	AUM
		(In thousands)		(In thousands)
CDOs(1):
CLOs	12	$4,041,540	12	$4,286,407
Asset-backed securities	12	4,054,722	12	5,229,331
Corporate bonds	4	754,815	3	775,153

Total CDOs	28	8,851,077	27	10,290,891

Separately managed accounts(2)	6	320,464	5	205,201
Other investment vehicle(3)	1	22,367	—	—

Total AUM(4)		$9,193,908		$10,496,092

(1)
CDO AUM numbers generally reflect the aggregate principal or notional balance of the collateral and, in some cases, the cash balance held by the CDOs and are as of the date of the last trustee report received for each CDO prior to January 1, 2010 and 2009, respectively. The AUM for our Euro-denominated CDOs has been converted into U.S. dollars using the spot rate of exchange as of the respective AUM date.

(2)
AUM for certain of the separately managed accounts is a multiple of the capital actually invested in such account. Management fees for these accounts are paid on this higher AUM amount.

(3)
Other investment vehicle AUM represents the AUM of DPLC.

(4)
Included in Total AUM for January 1, 2010 is $288.5 million related to DFR MM CLO. Included in Total AUM for January 1, 2009 is $303.1 million related to DFR MM CLO and $295.1 million related to Market Square CLO. DCM manages DFR MM CLO and Market Square CLO but is not contractually entitled to receive any management fees so long as 100% of the equity is held by DC LLC or an affiliate thereof. As a result of the sale of our preference shares, as of July 1, 2009 we began to receive management fees from Market Square CLO.

  Principal Investing Segment

        Income from our Principal Investing segment is influenced by four factors: (i) the nominal amount of interest income we earn on our investment portfolio and the net spread, or difference, between the interest income we earn on our investment portfolio and the cost of our borrowings net of hedging derivatives, if any, (ii) the net recognized gains and losses, if any, on our investment portfolio, (iii) provision for loan losses, if any, and (iv) the volume or aggregate amount of such investments. We use leverage to seek to enhance our returns, which can also magnify losses. The cost of borrowings to finance our investments comprises a significant portion of our operating expenses.

        The following table is a summary of our Principal Investing segment by asset class:

	December 31,
	2009		2008		2007
Principal Investments	Carrying Value	% of Total Investments	Carrying Value	% of Total Investments	Carrying Value	% of Total Investments
	(In thousands)		(In thousands)		(In thousands)
RMBS(1)	$305,174	50.1%	$347,817	42.0%	$6,327,178	89.3%
Corporate leveraged loans:
Loans held in DFR MM CLO	269,168	44.2%	243,103	29.3%	291,189	4.1%
Loans held in the Wachovia Facility	—	0.0%	21,742	2.6%	115,049	1.6%
Other corporate leveraged loans	536	0.1%	12,394	1.5%	34,307	0.5%
Assets held in Market Square CLO(2)	—	0.0%	186,305	22.5%	265,483	3.8%
Loans held in DPLC	16,131	2.6%	—	0.0%	—	0.0%
Commercial real estate loans and securities(3)	9,417	1.5%	12,282	1.5%	35,295	0.5%
Equity securities	4,287	0.7%	4,764	0.6%	5,472	0.1%
Other investments	4,738	0.8%	—	0.0%	2,641	0.1%

Total Investments	609,451	100.0%	828,407	100.0%	7,076,614	100.0%

Allowance for loan losses	(15,889)		(19,979)		(5,300)

Net Investments	$593,562		$808,428		$7,071,314

(1)
RMBS are either Agency RMBS or non-Agency RMBS and 2007 includes interest-only strip securities and principal-only securities. As of December 31, 2009, 2008 and 2007, non-Agency RMBS represented $2.6 million, $5.4 million, and $1.6 billion of the outstanding RMBS, respectively.

(2)
Assets held in Market Square CLO include syndicated bank loans of $184.0 million and $261.7 million and high yield corporate bonds and ABS of $2.3 million and $3.8 million as of December 31, 2008 and 2007, respectively.

(3)
Commercial real estate loans and securities for 2007 include participating interests in commercial mortgage loans.

Our Strategy

        We are focused on growing the Investment Management segment of our business by launching new investment products that will diversify our revenue streams and take advantage of our core competencies of credit analysis and asset management. We intend to make investments in certain of these new investment products. We believe that the growth of fee-based income through the management of alternative investment products will provide the most attractive risk-adjusted return on capital.

        Our strategies to achieve growth in revenues centers on four areas: (i) acquisition of existing CDO and CLO contracts from other managers, (ii) internal development of new product offerings relying on existing capabilities, (iii) introduction of new products resulting from acquisitions of and ventures with external managers and (iv) creation of new CLO structures as the market environment improves and the economics for new issuances become attractive to investors.

        On February 11, 2009, we assumed the management contract for Mayfair Euro CDO I B.V., or Mayfair Euro CDO, a Euro-denominated CDO collateralized primarily by investment grade and high-yield corporate bonds. On July 17, 2008, we acquired the management contract for Robeco CDO II Limited, or Robeco CDO, a CDO collateralized primarily by high-yield corporate bonds. These actions were in line with our previously announced strategy to acquire or assume CDO management contracts from other investment managers, and we are continuing to pursue the acquisition or assumption of additional management contracts.

        We are focused on managing our Principal Investing segment by opportunistically redeploying our capital into other fee-based strategies. In the near term, we expect to continue to hold our RMBS portfolio both for the net interest income it provides and as a source of liquidity.

        Additionally, we continue to actively explore strategic opportunities in order to maximize value for our stockholders.

Trends

        We have identified the following trends that may affect our business:

        Credit market dislocation.    The well-publicized disruptions in the financial markets that began in 2007 and escalated throughout 2008 significantly diminished through the second half of 2009. The numerous programs implemented by the U.S. government aimed at stabilizing credit markets and improving overall financial system liquidity show signs of having the desired effect. Among the signs of returning stability and confidence in financial markets was a strong increase in equity markets with the Dow Jones Industrial Average and the S&P 500 advancing by 23% and 21%, respectively, during the second half of 2009. Another sign that markets may be resuming more normal operations was an increased pace of mergers and acquisitions. Further contributing to a sense of returning normalcy was the relative stability of treasury yields. On balance, rates along the yield curve moved by 31 basis points or less from June 30, 2009 to December 31, 2009, with the shorter end of the curve (3 years or less) moving less than 16 basis points. The trailing 100 day volatility on the 10 year Treasury bond declined from 52.5% at June 30, 2009 to 27.2% by the end of the year. While we certainly cannot predict the long-term effect that these programs will have on financial markets or our business, we have observed that the massive liquidity provided by the government via the numerous programs it implemented had the effect of raising prices and lowering risk premiums.

        Liquidity.    A significant portion of the investments in our Principal Investing portfolio are financed. We depend on a variety of financial institutions to provide that financing. Historically, we have financed our RMBS portfolio using repurchase agreements. Events in 2008 caused many financial institutions to change their credit standards and generally reduced the amount of repurchase agreements available to borrowers, resulting in a decrease in overall market liquidity. This trend has reduced the number of financial institutions with which we conduct repurchase financings and, in 2008, prompted us to sell a significant portion of our RMBS portfolio at a time when we would not otherwise have chosen to do so. Prompted in part by the impact of the government actions noted above, we believe some additional capacity in repurchase financing is now returning to the market. However, if our current lenders are unwilling or unable to provide us with continued financing and we can not secure financing elsewhere, we could be forced to sell a large portion of our RMBS portfolio at an inopportune time or on unfavorable terms. Because the majority of our current RMBS portfolio consists of Agency RMBS, we believe that we are better positioned to convert our investment securities to cash or to negotiate an extended borrowing term should our lenders reduce the amount of the financing available to us.

        Corporate credit performance.    Corporate default rates have increased over the past year as the U.S. economy weakened and financial markets deteriorated. As noted above, stock prices have recently risen, and corporate earnings reports for many companies point to improving economic conditions. Although there may be some further cyclical increase in corporate defaults over the coming months, we expect government stimulus programs and improving economic conditions to begin moderating the pace of such defaults. If the stimulus packages are not effective in promoting growth, it is possible that recent signs of improvement will give way to renewed economic weakness. A further weakening of the U.S. economy would likely result in further increases in corporate default rates. Such increases would likely further reduce the returns associated with certain of our investments, particularly the Corporate Loans held in both our Principal Investing portfolio and in certain of the vehicles managed within our Investment Management segment. Increases in defaults could also cause us to trigger or prolong the effects of certain structural provisions in the CDOs that we own and manage. These structural provisions include, but are not limited to, overcollateralization requirements that are meant to protect investors from deterioration in the credit quality of the underlying collateral pool.

        Credit spreads.    Beginning in the second half of 2007, credit markets experienced significantly higher yields and wider spreads versus Treasury securities. For example, the yield spread on the Barclay's High Yield Bond Index increased from 295 basis points over Treasuries at June 30, 2007 to a peak of 1830 basis points in

November of 2008. The widening of credit spreads evidenced by that index was pervasive and resulted in a decline over that period in the fair value for most of our investments and in the securities we manage. The second half of 2009 saw a dramatic narrowing of credit spreads, as evidenced by the spread on the Barclays High Yield Bond Index falling from 945 basis points as of June 30, 2009 to 617 basis points as of December 31, 2009. This narrowing of spreads has had a positive influence on the value of many of our investments, but may also have the effect of reducing the future attractiveness of such investments and reducing future net interest income.

        Yield curve.    The difference in yields offered on similar securities of different maturity (commonly referred to as the yield curve) can have an important influence on our financial results. Our earnings are derived in part from the rate difference between the cost of our funding sources (such as repurchase agreements) and the earning rate of the assets purchased (such as RMBS). To the extent that there is a mismatch in the maturity of our funding sources in relation to the assets purchased, we may have exposure to a change in the shape of the yield curve. Historically, we attempted to limit our exposure to this risk by engaging in various types of hedging activities such as the use of interest rate swaps. Due to current market conditions and the historically large differential between short term and intermediate term yields, we are now operating with a larger duration gap and have reduced our hedging activities. This decision has had the near-term effect of increasing the net interest income on our RMBS portfolio. However, if short term yields rise in relation to intermediate term yields (a flattening of the yield curve), we would likely experience a reduction in net interest income. During 2009, the yield curve steepened, with the yield differential between 6 month treasury bills and 10 year treasury notes increasing from 1.95% to 3.65%. The most dramatic steepening occurred in the first half of 2009 as the yield differential between 6 month treasury bills and 10 year treasury notes at June 30, 2009 grew to 3.19%. In the second half of the year, the spread fluctuated between a low of 3.03% and a high of 3.65% which is where it finished the year.

        CDO financing and management.    The reduction in liquidity and widening of credit spreads have resulted in significant downward pressure on the market values of assets typically held in and financed by CDOs. These decreased market values, along with increased default rates on assets held in CDOs and significant rating agency downgrades of the collateral underlying certain of our CDOs, have caused our CDOs to trigger certain of their structural provisions and potentially events of default, either of which reduce our management fees and our AUM. See "Results of Operations—Investment Management Segment—CDOs" for further information.

        There was a substantial increase in prices of syndicated bank loans throughout 2009. This price increase, coupled with moderating loan defaults, has helped to repair some of the structural provisions in our bank loan CDOs, which has increased the management fees we earn on certain of our CDOs. We expect these structural provisions to continue to repair, which would be expected to result in higher management fees in 2010 when compared to the trend we were experiencing during 2009. In addition, in CDOs where we hold the subordinated notes or equity, this trend will increase the probability that we will begin to receive cash distributions from those CDOs in the near term.

        The improving economic environment raises the possibility that new CLO issuances may resume during 2010. For newly formed CLOs we would also expect the relative size of the equity portion of the capital structure to be a larger percentage of the overall deal when compared to the CLOs we currently manage. While we do expect new CLOs to be launched in 2010, it is very difficult to determine when or how these new CLOs will be structured. While overall conditions in the credit markets appear to be improving, there has been a significant reduction in the number of banks willing to provide warehouse financing for collateral and, in those cases where financing is available, the banks are charging significantly higher fees and interest rates in addition to requiring more capital from borrowers. Similarly, potential investors are demanding significantly higher interest rates on CLO liabilities. To the extent that we are successful in creating new CLOs, the management fees we earn from managing these new CLOs may be significantly lower and we may be required to invest more of our capital into a new CLO, which may negatively affect our ability to grow our AUM and revenue.

        During 2008 and 2009, the CDO management market experienced some consolidation, evidenced by CDO management contracts being transferred to or acquired by other investment managers. On July 17, 2008, we acquired the management contract for Robeco CDO, and, on February 11, 2009, we assumed the management contract for Mayfair Euro CDO. We expect this consolidation trend to continue in the near term, and we continue to pursue the acquisition and assumption of additional management contracts.

        Market environment.    In response to a rapidly deteriorating economic and credit environment, the Federal Reserve lowered the targeted Federal Funds rate from 4.25% to 0.25% during 2008. As a result, the yield curve steepened, with the yield on the three-month U.S. Treasury bill decreasing by 316 basis points, while the yield on the five-year U.S. Treasury note decreased by only 189 basis points. During 2009, the shape of the yield curve steepened further with short yields remaining relatively stable while yields on intermediate maturities experienced marked increases. During this period, the yield on the three-month U.S. Treasury bill decreased from 7.6 basis points to a yield of 4.8 basis points, while the yield on the five-year U.S. Treasury note increased by 113 basis points, from 155 basis points to a yield of 268 basis points. Such an increase in the spread between short and longer maturities generally results in an increase in our net interest income on our RMBS, as the financing of our RMBS is usually shorter in term than the fixed rate period of our RMBS, which is heavily weighted towards hybrid adjustable rate RMBS. Conversely, if the curve spread decreased, our net interest income would likely decrease.

        Valuation of investments.    Fewer financing options and tighter lending standards had the widespread effect of forcing investors to offer for sale a significant amount of investment assets under distressed market circumstances. This increase in investment assets for sale, together with investors' diminished confidence in their ability to assess the quality of credit-sensitive investments, caused significant price volatility in previously stable asset classes. As a result, the valuation process for certain types of investments has become more uncertain and subjective, and prices obtained through such process may not necessarily represent what we would receive in an actual sale of a given investment.

Critical Accounting Policies

        Our financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. These accounting principles require us to make some complex and subjective decisions and assessments. Our most critical accounting policies involve decisions and assessments that could affect our reported assets and liabilities, as well as our reported revenues and expenses. We believe that all of the decisions and assessments inherent in our financial statements were reasonable, based upon information available to us. We rely on management's experience and analysis of historical and current market data in order to arrive at what we believe to be reasonable estimates. Under varying conditions, we could report materially different amounts arising under these critical accounting policies. We have identified our most critical accounting policies to be the following:

  Fair Value of Financial Instruments

        Effective January 1, 2008, we adopted Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 820—Fair Value Measurements and Disclosures, or ASC Topic 820. ASC Topic 820 defines fair value, establishes a framework used to measure fair value and enhances disclosure requirements for fair value measurements. In accordance with ASC Topic 820, we have categorized our financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. The valuation hierarchy is based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. A financial instrument's categorization within the valuation hierarchy is based on the lowest level of input that is significant to the fair value measurement. The three levels are defined as follows:

        Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

        The types of assets carried at Level 1 generally are equity securities listed on an active exchange. During the year ended December 31, 2009, we traded certain futures contracts which were classified as Level 1. We held no Level 1 securities as of December 31, 2009.

        Level 2—inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

        Our assets and liabilities that are generally included in this category are Agency RMBS, loans classified as either investments at fair value or loans held for sale where asset valuations are provided by independent pricing services and interest rate derivatives. As of December 31, 2009, $320.0 million, or 97.9%, of our financial assets are classified as Level 2 within the fair value hierarchy, and $0.5 million, or 55.3%, of our financial liabilities at fair value (consisting solely of interest rate derivative liabilities) are classified as Level 2.

        Level 3—inputs to the valuation methodology include significant unobservable inputs to the fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

        Our assets and liabilities that are generally included in this category are non-Agency RMBS, commercial mortgage-backed securities, or CMBS, corporate bonds, preferred shares of CDOs, beneficial interests in CDOs, contingent liabilities related to CDOs, loans classified as either investments at fair value or loans held for sale and loans held for investment where asset valuations are not provided by independent pricing services, and warrants. Level 3 also includes loans held for investment in periods when an impairment charge is taken. As of December 31, 2009, $6.8 million, or 2.1%, of financial assets measured at fair value on a recurring basis are classified as Level 3 within the fair value hierarchy, and $0.4 million, or 44.7%, of financial liabilities at fair value (consisting solely of a contingent liability) are classified as Level 3.

        Net transfers out of Level 3 into Level 2 during the year ended December 31, 2009 were $17.5 million and represented a change to our classification for loans and preferred shares of CLOs which are provided by independent third parties using observable inputs are now classified as Level 2, rather than as Level 3 within the valuation hierarchy as of December 31, 2008. We changed our classification as a result of the increased liquidity in the loan market since the adoption of ASC Topic 820, which provided more observable market valuation inputs to the independent third parties providing these valuations.

        As defined in ASC Topic 820, fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments' complexity.

        Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that market participants are willing to pay for an asset. Ask prices represent the lowest price that market participants are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, our policy is to take the mid-point in the bid-ask spread to value these assets and liabilities as a practical expedient for determining fair value permissible under ASC Topic 820.

        Fair value is a market-based measure considered from the perspective of the market participant who holds the asset or owes the liability rather than an entity-specific measure. Therefore, when market assumptions are not readily available, our own assumptions are set to reflect those that management believes market participants would use in pricing the asset or liability at the measurement date.

        The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, by us or independent third parties, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by us in determining fair value is greatest for assets classified in Level 3.

        We have controls in place to ensure that our valuations are appropriate. Any changes to the valuation methodology are reviewed by management to verify that the changes are justified. As markets change, new products develop and the pricing for products becomes more or less transparent, we will continue to refine our valuation methodologies.

  Interest Income Recognition

        Interest income is accrued based upon the outstanding principal amount of the securities and their contractual interest terms. Premiums and discounts are amortized or accreted into interest income over the estimated lives of the securities using a method that approximates the effective yield method in accordance with ASC Topic 310—Receivables, or ASC Topic 310.

        The amount of premium and discount amortization we recognize is dependent on prepayment rates on underlying securities. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise, but changes in prepayment rates are difficult to predict. Prepayment rates also may be affected by other factors, including conditions in the housing and financial markets, general economic conditions and the relative interest rates on adjustable-rate and fixed-rate mortgage loans. We have estimated prepayment rates based on historical data and consideration of current market conditions. If our estimate of prepayments is incorrect, we may have to adjust the amortization or accretion of premiums and discounts, which would impact future income.

  Loans

        Our investments in loans are classified either as investments at fair value, loans held for sale or loans held for investment, depending on either our election of fair value or the investment strategy for each loan. Loans held for sale are carried at the lower of cost or fair value. If the fair value of a loan is less than its cost basis, a valuation adjustment is recognized in the consolidated statement of operations, and the loan's carrying value is adjusted accordingly. The valuation adjustment may be recovered in the event the fair value increases. Loans held for investment are carried at amortized cost with an allowance for loan losses, if necessary. Any premium or discount is amortized or accreted to interest income over the life of the loan using a method that approximates the effective yield method. Interest income is accrued based upon the outstanding principal amounts of the loans and their contractual terms. The classification of loans may change from held for investment to held for sale. When such a change occurs, the loans are adjusted to the lower of cost or fair value with the provision for loan losses reflecting the difference. This establishes a new cost for the purposes of applying the lower of cost or fair value policy.

  Allowance and Provision for Loan Losses

        We continually monitor the quality of our portfolio through regular reviews by our valuation committee. In accordance with ASC Topic 320—Investments—Debt and Equity Securities, or ASC Topic 320, we establish an allowance for loan losses at a level considered adequate based on management's evaluation of all available and relevant information related to the loan portfolio, including historical and industry loss experience, economic conditions and trends, estimated fair value and quality of collateral, estimated fair values of loans and other relevant factors.

        To estimate the allowance for loan losses, we first identify impaired loans. We review and consider each loan for impairment individually at each reporting date. We consider a loan to be impaired when, based on current information and events, management believes it is probable that we will be unable to collect all amounts due according to the contractual terms of the loan agreement. When a loan is impaired, the allowance for loan losses is increased by the amount of the excess of the amortized cost basis of the loan over the present value of projected future cash flows except that, if practical, the loan's observable market price or the fair value of the collateral may also be used. We consider the current financial information of the borrowing company and its performance against plan and changes to the market for the borrowings company's service or product amongst other factors when evaluating projected future cash flows. Increases in the allowance for loan losses are recognized in the consolidated statements of operations as a provision for loan losses. If the loan or a portion thereof is deemed uncollectible, a charge-off or write-down of a loan is recorded, and the allowance for loan losses is reduced.

        An impaired loan may be left on accrual status during the period in which we are pursuing repayment of the loan. We review all impaired loans and loans that become 90-days delinquent for possible placement on non-accrual status when we believe that scheduled debt service payments will not be met within the coming 12 months. When placed on non-accrual status, all accrued but uncollected interest is reversed and charged against interest income. While on non-accrual status, interest income is recognized only upon actual receipt. However, when there is doubt regarding the ultimate collectability of loan principal, the cost recovery method is utilized. Loans are restored to accrual status after principal and interest payments are brought current and future contractual amounts due are reasonably assured.

  Impairment of Intangible Assets

        Intangible assets are tested for impairment at least annually or more frequently if events or circumstances indicate that the asset might be impaired. An impairment charge is recorded if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its fair value.

        After an impairment charge is recognized, the adjusted carrying amount of the intangible asset, including goodwill, is the new cost basis. Any recovery in value is not recognized unless the underlying asset or net asset is subsequently sold. The evaluation of intangible assets for impairment requires management to make estimates and exercise significant judgment. As of December 31, 2009, we have recorded significant impairment charges to our intangible assets, recorded as a result of the Merger.

  Variable Interest Entities

        In accordance with ASC Topic 810—Consolidation, or ASC Topic 810, we identify any potential VIEs and determine if the assets, liabilities, noncontrolling interests and results of operations of a VIE need to be included in our consolidated financial statements. A company that holds variable interests in a VIE will need to consolidate that entity if the company's interest in the VIE is such that the company will absorb a majority of the VIE's anticipated losses and/or receive a majority of the VIE's expected residual returns and therefore be deemed the primary beneficiary. This analysis may involve significant judgments about projected cash flows of the VIE.

        As of December 31, 2009, 2008 and 2007 and for the years ended December 31, 2009, 2008 and 2007, we consolidated DFR MM CLO, as we were deemed to be the primary beneficiary of this VIE. We also consolidated Market Square CLO as of December 31, 2008 and 2007 and for the years ended December 31, 2008 and 2007. On June 30, 2009, we sold all of our preference shares in Market Square CLO to an unrelated third party in exchange for an upfront payment and a delayed purchase price in the form of a right to receive a portion of the future distributions, if any, on the preference shares. As a result of the sale, we determined that we were no longer the primary beneficiary of Market Square CLO and therefore deconsolidated Market Square CLO. We are, however, deemed to retain a beneficial interest in the preference shares of Market Square CLO as a result of the delayed purchase price. The carrying value of the beneficial interest was $2.4 million as of December 31, 2009. As of December 31, 2009, none of the Market Square CLO assets, liabilities or equity are included in our consolidated balance sheet; however, all of the financial impacts to the consolidated statements of operations from the previous consolidation of Market Square CLO were recognized through June 30, 2009. We recognized a gain on the deconsolidation of Market Square CLO of $29.6 million in the consolidated statements of operations for the year ended December 31, 2009. As a result of the sale of all of our preference shares in Market Square CLO, pursuant to the terms of the related management agreement, we began to receive investment advisory fees from Market Square CLO. We also consolidated Pinetree CDO Ltd., or Pinetree CDO, for the year ended December 31, 2007, but on December 31, 2007, we sold all of our interests in Pinetree CDO and deconsolidated Pinetree CDO as we were no longer the primary beneficiary of such VIE. As a result of the Pinetree CDO sale, pursuant to the terms of the related management agreement, we began to receive investment advisory fees from Pinetree CDO.

        During the year ended December 31, 2009, we also consolidated DPLC as a result of our controlling interest therein pursuant to the consolidation guidance in ASC Topic 810—Consolidation, or ASC Topic 810. We consolidated 100% of the assets and liabilities of DPLC and DPLC GP, through which we made our investment in DPLC. We have a controlling financial interest in DPLC and DPLC GP as a result of our owning more than 50% of the outstanding voting interests in DPLC GP. Although we consolidate 100% of the assets and liabilities and the results of operations of DPLC and DPLC GP, our maximum exposure to loss on our investment in these entities is limited to our investment in DPLC GP, which as of December 31, 2009 totaled approximately $4.0 million. Pegasus has a liquidation preference related to DPLC which prevents DFR from receiving certain distributions from DPLC unless and until Pegasus has received an amount equal to its initial capital contributions to DPLC. Net loss attributable to DFR in our consolidated statements of operations excludes the net loss attributable to the noncontrolling interest in DPLC. We consolidated assets of $21.8 million and liabilities of $0.9 million related to DPLC as of December 31, 2009.

  Income Taxes

        Historically, we had elected to be taxed as a REIT. However, our REIT status terminated in 2008 when we converted to a C corporation to maximize the use of potential significant tax benefits and provide more flexibility with respect to future capital investment.

        For the 2009 taxable year, we expect to file a consolidated U.S. federal income tax return with all of our domestic corporate subsidiaries, including the five domestic corporations that owned our investments in DFR MM CLO and the entities that own 100% of the equity of Deerfield as a result of the Merger, DFR TRS I Corp. and DFR TRS II Corp. Filing a consolidated tax return will allow us to use our significant tax losses incurred during 2007 and 2008 to offset not only our stand-alone taxable income but also the taxable income of our subsidiaries that were previously treated as domestic taxable REIT subsidiaries, or TRSs, and not consolidated for tax purposes.

        DFR MM CLO is a foreign subsidiary that is generally exempt from federal and state income taxes because it restricts its activities in the United States to trading stocks and securities for its own account. We are required, however, to include, on an annual basis, the taxable income from DFR MM CLO in our calculation of taxable income, regardless of whether that income is distributed to us. DPLC and DPLC GP are also generally exempt from federal and state income taxes because they are classified as partnerships for tax purposes and their taxable income/losses are passed through to their partners. However, we are required to include, on an annual basis, our proportionate share of taxable income/losses from these entities in our calculation of taxable income.

        We have recorded deferred income taxes as of December 31, 2009 in accordance with ASC Topic 740—Income Taxes, or ASC Topic 740. We record deferred tax assets and liabilities for the future tax consequences attributable to differences between the GAAP carrying amounts and their respective income tax bases. As required by ASC Topic 740, we evaluated the likelihood of realizing tax benefits in future periods, which requires the recognition of a valuation allowance to reduce any deferred tax assets to an amount that is more likely than not to be realized.

        As of December 31, 2009, we continued to record a full valuation allowance on the deferred tax asset. Accordingly, as of December 31, 2009, we have recognized a gross deferred tax asset of $356.3 million, a deferred tax liability of $2.5 million and a valuation allowance for deferred tax assets in the amount of $353.8 million. As such, we recognized no net deferred tax asset as of December 31, 2009.

        Under ASC Topic 740, we are required to identify and consider all available evidence, both positive and negative, in determining whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. We will continue to reassess our ability to recognize additional deferred tax assets, and if we conclude, after evaluation of all positive and negative evidence, that realization of the deferred tax asset is more likely than not, then we will remove some or all of the valuation allowance and recognize a deferred tax asset at that time, which will impact our recorded income tax expense or benefit on the consolidated statement of operations.

        As of December 31, 2009 we had a federal NOL of approximately $209.0 million, which will be available to offset future taxable income, subject to the limitations described below. If not used, this NOL will begin to expire in 2028. We also had NCLs in excess of capital gains of $422.8 million as of December 31, 2009, which can be carried forward to offset future capital gains, subject to the limitations described below. If not used, this carryforward will begin to expire in 2012. No assurance can be provided that we will have future taxable income or future capital gains to benefit from its NOL and NCL carryovers. In addition, our NOL and NCL carryovers may be limited by Sections 382 and 383 of the Code, if we undergo an Ownership Change. If an Ownership Change occurs, our ability to use our NOLs, NCLs and certain recognized built-in losses to reduce our taxable income in a future year would generally be limited to an annual amount, or the Section 382 Limitation, equal to the fair value of DFR immediately prior to the Ownership Change, subject to certain adjustments, multiplied by the "long term tax-exempt interest rate." In the event of an Ownership Change, NOLs and NCLs that exceed the Section 382 Limitation in any year will continue to be allowed as carryforwards for the remainder of the carryforward period, and such NOLs and NCLs can be used to offset taxable income for years within the carryforward period subject to the Section 382 Limitation in each year. However, if the carryforward period for any NOL or NCL were to expire before that loss was fully utilized, the unused portion of that loss would be lost.

        For the year ended December 31, 2009, we recognized income tax expense of $29,000, as a result of foreign taxes related to a subsidiary. For the year ended December 31, 2008, the Company recognized income tax expense of $0.4 million.

  Recent Accounting Updates

        In March 2008, the FASB issued amendments to ASC Topic 815—Derivatives and Hedging, or ASC Topic 815. The amendments to ASC Topic 815 require qualitative disclosures regarding objectives and strategies for using derivatives, quantitative disclosures regarding fair value amounts of gains and losses on derivative instruments and disclosures regarding credit-risk-related contingent features in derivative contracts. We adopted the amendments to ASC Topic 815 on January 1, 2009 and included the required additional disclosures in our consolidated financial statements.

        In June 2008, the FASB issued amendments to ASC Topic 260—Earnings Per Share, or ASC Topic 260. The amendments to ASC Topic 260 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share under the two-class method. We adopted the amendments to ASC Topic 260 on January 1, 2009, and the adoption had no impact on our consolidated financial statements.

        In April 2009, the FASB issued amendments to ASC Topic 825—Financial Instruments, or ASC Topic 825. The amendments to ASC Topic 825 require disclosures regarding fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. We adopted the amendments to ASC Topic 825 and included the required disclosures in our footnotes to our consolidated financial statements.

        In April 2009, the FASB issued amendments to ASC Topic 820—Fair Value Measurements and Disclosures, or ASC Topic 820. The amendments to ASC Topic 820 were issued to provide additional guidance for estimating fair value when the volume and level of activity have significantly decreased and to provide guidance on identifying circumstances that indicate a transaction is not orderly. In addition, the amendments to ASC Topic 820 require an entity to disclose, in interim and annual periods, the inputs and valuation techniques used to measure fair value and provide a discussion of changes in valuation techniques and related inputs, if any, during the period. We adopted the amendments to ASC Topic 820 and considered this guidance in determining and disclosing the fair values included in our consolidated financial statements.

        In April 2009, the FASB issued amendments to ASC Topic 320—Investments—Debt and Equity Securities, or ASC Topic 320. The amendments to ASC Topic 320 were issued to amend the other-than-temporary impairment guidance in GAAP for debt securities to make the guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. The amendments to ASC Topic 320 do not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. We adopted the amendments to ASC Topic 320 and the adoption had no impact on our consolidated financial statements.

        In May 2009, the FASB issued amendments to ASC Topic 855—Subsequent Events, or ASC Topic 855. The amendments to ASC Topic 855 establish general standards of accounting for, and disclosure of, events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, the amendments set forth: (i) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (ii) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements and (iii) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. We adopted the amendments to ASC Topic 855 and included the required disclosures in our notes to the consolidated financial statements.

        In June 2009, the FASB issued Statement of Financial Accounting Standards, or SFAS, No. 166, Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140, or SFAS No. 166. Further, in December 2009, the FASB issued ASU No. 2009-16—Transfers and Servicing, or ASU 2009-16, to revise the FASB Accounting Standards Codification, or the Codification, to include SFAS No. 166 within ASC Topic 860.

This statement was issued to address concerns about the previously existing guidance governing transfers of financial assets. SFAS No. 166 provides clarification concerning measuring whether a transferor and all of the entities included in the transferor's financial statements have surrendered control over transferred financial assets and states that a determination must consider the transferor's continuing involvements in the transferred financial assets. In addition, this statement removes the concept of a qualifying special-purpose entity from SFAS No. 140 and removes the exception from applying FASB Interpretation No. 46 (revised 2004), Consolidation of Variable Interest Entities, or FIN 46(R), to qualifying special-purpose entities. SFAS No. 166 is effective for transfers of financial assets that occur during our interim and annual reporting periods that begin after November 15, 2009. We are currently evaluating the effects that SFAS No. 166 will have on our consolidated financial statements and disclosures included in those consolidated financial statements.

        In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R), or SFAS No. 167. In December 2009, the FASB issued ASU 2009-17 to revise the Codification to include SFAS No. 167 within ASC Topic 810. In February 2010, the FASB issued ASU 2010-10, Amendments for Certain Investment Funds, to defer the effective date of the amendments to the consolidation requirements of Topic 810 resulting from the issuance of SFAS No. 167 for reporting entities with interests in entities with all the attributes of an investment company but specifically excluding interests in securitization entities. This statement was issued to address concerns about financial statement preparers' ability to structure transactions to avoid consolidation, balanced with the need for more relevant, timely and reliable information about an entity's involvement in a VIE. This statement requires an enterprise to perform an analysis to determine whether the enterprise's variable interest or interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a VIE as the enterprise that has both the power to direct the activities of a VIE that most significantly impact the entity's economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. Additionally, an enterprise is required to assess whether it has an implicit financial responsibility to ensure that a VIE operates as designed when determining whether it has the power to direct the activities of the VIE that most significantly impacts the entity's economic performance. SFAS No. 167 also amends FIN 46(R) to eliminate the quantitative approach to determining the primary beneficiary of a VIE and requires ongoing reassessments of VIE status. SFAS No. 167 is effective for our interim and annual reporting periods that begin after November 15, 2009.

        While we have not yet finalized our assessment of the impacts of SFAS No. 167, we have determined that we will need to consolidate approximately 7 to 12 CDOs with notional assets ranging from approximately 2.4 billion to 3.8 billion and notional liabilities ranging from approximately 2.3 billion to 3.8 billion. The result of consolidating the CDOs in accordance with SFAS No. 167 will have a material impact not only on the presentation of our consolidated financial results but also on our disclosures. We have determined that we will elect the fair value option for all of the financial assets and liabilities of the CDOs we will be required to consolidate. The following discussion provides a summary overview of the expected impacts of our adoption of SFAS No. 167.

        The adoption of SFAS No. 167 on our consolidated balance sheet will result in material increases to total assets as restricted cash, investments at fair value and the related accrued interest will significantly increase. Similarly, liabilities will see a significant increase to non-recourse long term debt and related accrued interest. We expect that total stockholders' equity and non-controlling interest in consolidated entity will also significantly increase because the fair value of the liabilities is expected to be lower than the fair value of the assets as a result of lower liquidity and less transparency in the value of the non-recourse debt of the CDOs compared to the assets held in the CDOs.

        The adoption of SFAS No. 167 on our consolidated statement of operations will also result in material increases to both interest income and interest expense, along with an overall increase in net interest income which represents the primary earnings activities of these structures. Although to a lesser extent, expenses will also increase as all the expenses of the consolidated CDOs, including investment advisory fees that we previously reported as income, will be recorded as expenses. We also expect increased volatility in the optics of our consolidated statement of operations because of the fluctuations in both asset and liability values of the consolidated CDOs, which will flow through net other income and gain (loss) on the consolidated statement operations. All of this noneconomic activity will flow through the respective line items of the consolidated statement of operations and be reversed as net gain (loss) attributable to noncontrolling interest to arrive at net income (loss) attributable to DFR.

        In June 2009, the FASB issued amendments to ASC Topic 105—Generally Accepted Accounting Principles, or ASC Topic 105, to establish the Codification. The Codification is now the single source of authoritative nongovernmental U.S. GAAP. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. All existing accounting standards are superseded as described in the amendments to ASC Topic 105. All other accounting literature not included in the Codification is nonauthoritative. We adopted the amendments to ASC Topic 105 and have included the appropriate references to the Codification within the disclosures included in our consolidated financial statements.

        In August 2009, the FASB issued ASU No. 2009-05—Fair Value Measurements and Disclosures, ASC Topic 820—Measuring Liabilities at Fair Value, or ASU 2009-05. ASU 2009-05 provides clarification and guidance with respect to the estimation of the fair value of liabilities in circumstances where a quoted price in an active market for an identical liability is not available. A reporting entity is required to measure fair value using one of the following techniques: (i) a valuation technique that uses the quoted price of the identical liability when traded as an asset, (ii) a valuation technique that uses quoted prices for similar liabilities or similar liabilities when traded as assets or (iii) another valuation technique that is consistent with the ASC Topic 820. ASU 2009-05 also clarifies that, when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability. We adopted ASU 2009-05 and have taken this guidance into account in determining the estimated fair values for our liabilities presented in the required disclosures in our notes to the consolidated financial statements.

        In January 2010, the FASB issued ASU No. 2010-06—Fair Value Measurements and Disclosure, ASC Topic 820—Improving Disclosures about Fair Value Measurements, or ASU 2010-6. ASU 2010-06 amends ASC Topic 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. ASU 2010-06 also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. We adopted ASU 2010-06 and have included the required disclosures in our consolidated financial statements, with the exception of the requirement to provide disclosure of the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis which will be effective for our interim and annual reporting periods that begin after December 15, 2010.

Financial Condition

        The following table summarizes the carrying value of our investment portfolio by balance sheet classification, excluding CDS transactions and total return swaps:

Security Description	Available-for- Sale Securities	Investments at Fair Value	Other Investments	Loans Held For Sale	Loans Held For Investment	Total
	(In thousands)
December 31, 2009:
RMBS	$—	$305,174	$—	$—	$—	$305,174
Corporate leveraged loans:
Loans held in DFR MM CLO(1)	—	—	—	—	269,168	269,168
Other corporate leveraged loans	—	—	—	536	—	536
Loans held in DPLC	—	16,131	—	—	—	16,131
Commercial real estate loans and securities(2)	—	—	—	—	9,417	9,417
Equity securities	—	—	4,287	—	—	4,287
Other investments(3)	—	5,505	—	—	—	5,505

Total invested assets	$—	$326,810	$4,287	$536	278,585	610,218

Allowance for loan losses					(15,889)	(15,889)

					$262,696	$594,329

December 31, 2008:
RMBS	$—	$347,817	$—	$—	$—	$347,817
Corporate leveraged loans(4):
Loans held in DFR MM CLO(1)	—	—	—	2	243,101	243,103
Loans held in the Wachovia Facility	—	—	—	21,742	—	21,742
Other corporate leveraged loans	—	—	—	12,394	—	12,394
Commercial real estate loans and securities(2)	32	—	—	—	12,250	12,282
Equity securities	—	—	4,764	—	—	4,764
Assets held in Market Square CLO(5)	2,306	—	—	183,999	—	186,305
Other investments(3)	—	160	—	—	—	160

Total invested assets	$2,338	$347,977	$4,764	$218,137	255,351	828,567

Allowance for loan losses					(19,979)	(19,979)

					$235,372	$808,588

(1)
Loans held in DFR MM CLO classified as loans held for investment are reported gross of a $8.5 million and $14.8 million allowance for loan losses as of December 31, 2009 and 2008, respectively.

(2)
Commercial real estate loans classified as loans held for investment are reported gross of a $7.4 million and $5.1 million allowance for loan losses as of December 31, 2009 and 2008, respectively.

(3)
Other investments includes $0.6 million and $0.2 million of preferred shares of CDOs and $0.2 million and zero of beneficial interests in a CDO owned by DCM and considered assets of our Investment Management segment as of December 31, 2009 and 2008, respectively.

(4)
Corporate leveraged loans as of December 31, 2008 exclude CDS with a negative fair value of $0.4 million and a $5.0 million notional value.

(5)
Assets held in Market Square CLO include syndicated bank loans of $184.0 million and ABS and high yield corporate bonds of $2.3 million as of December 31, 2008.

  Residential Mortgage-Backed Securities

        For the year ended December 31, 2009, we had net purchases of RMBS of $22.0 million and received RMBS principal paydowns of $69.3 million. This activity was partially off-set by a $2.3 million net increase in the fair value of our RMBS holdings and $3.0 million of realized gains during 2009. Consequently, the fair value of our Agency RMBS and non Agency RMBS declined from $342.4 million and $5.4 million, respectively, as of December 31, 2008 to a fair value of $302.5 million and $2.6 million, respectively, as of December 31, 2009. During 2008, the RMBS portfolio experienced a significant decrease in value as a result of the recent credit crisis. This negative environment had several impacts on our ability to successfully finance and hedge our RMBS portfolio. As a result, for the year ended December 31, 2008, we sold Agency RMBS with an amortized cost of $4.6 billion at a net realized gain of $23.8 million and sold non-Agency RMBS with an amortized cost of $1.6 billion at a net realized loss of $203.3 million.

        As of December 31, 2009 and 2008, our RMBS portfolio had a net amortized cost of 102.0% and 100.0% of the face amount, respectively. Our total RMBS amortization (expense) income for the years ended December 31, 2009 and 2008 was $(0.6) million and $0.4 million, respectively. As of December 31, 2009 and 2008, we had unamortized net premium of $6.3 million and $0.2 million, respectively, included in the cost basis of our RMBS portfolio. As of December 31, 2009 and 2008, the current weighted average life of the portfolio was 7.1 years and 5.3 years, respectively, which represents the average number of years for which each dollar of unpaid principal remains outstanding.

        Net portfolio duration, which is the difference between the duration of the RMBS portfolio and the duration of repurchase agreements, adjusted for the effects of our interest rate swap portfolio, was 2.2 and 0.8 years as of December 31, 2009 and 2008, respectively, based on model-driven modified duration results. However, based on actual price movements observed in the market, we believe the empirical duration is significantly lower. In order to fully assess the possible impact of a change in interest rates on the RMBS portfolio, one should consider not only the duration, but also the portfolio's leverage and spread risk. Our primary means of measuring and managing spread risk in the RMBS portfolio is to compute and monitor the dollar value of a 1 basis point change, or the DV01, in the option adjusted spread at which our securities trade in relation to similar duration treasury obligations.

        The following table details our RMBS holdings:

			Weighted Average
Security Description	Par Amount	Estimated Fair Value	Coupon	Months to Reset(1)	Yield to Maturity	Contractual Maturity (Month/Year)	Constant Prepayment Rate(2)	Modified Duration(3)
	(In thousands)
December 31, 2009:
Hybrid Adjustable Rate RMBS:
Rate reset in 1 year or less	$133,122	$137,114	4.59%	5	2.1%	03/35	10.3%	1.5%
Rate reset in 1 to 3 years	128,807	134,764	5.48%	25	2.6%	07/36	9.5%	2.1%
Rate reset in 3 to 5 years	17,953	18,817	5.11%	48	2.9%	05/36	13.5%	1.7%
Rate reset in 5 to 7 years	22,294	10,888	5.08%	69	n/m	10/35	13.6%	11.2%
Fixed Rate RMBS:
30 year	9,902	3,591	6.12%	n/a	n/m	01/35	23.9%	5.7%

Total hybrid and fixed rate RMBS	$312,078	$305,174

			Weighted Average
Security Description	Par Amount	Estimated Fair Value	Coupon	Months to Reset(1)	Yield to Maturity	Contractual Maturity (Month/Year)	Constant Prepayment Rate(2)	Modified Duration(3)
	(In thousands)
December 31, 2008:
Hybrid Adjustable Rate RMBS:
Rate reset in 1 year or less	$99,415	$98,313	4.98%	8	3.7%	10/35	14.2%	1.4%
Rate reset in 1 to 3 years	176,167	177,402	4.96%	20	3.5%	05/35	14.8%	1.3%
Rate reset in 3 to 5 years	14,417	14,796	5.39%	40	3.6%	05/36	12.6%	1.9%
Rate reset in 5 to 7 years	9,833	10,043	4.93%	79	3.7%	09/35	18.9%	1.2%
Rate reset in 7 to 10 years	26,921	15,881	5.84%	85	n/m	03/36	30.4%	13.1%
Fixed Rate RMBS:
30 year	36,639	31,382	6.16%	n/a	n/m	05/34	32.6%	3.8%

Total hybrid and fixed rate RMBS	$363,392	$347,817

(1)
Represents number of months before conversion to floating rate.

(2)
Constant prepayment rate refers to the expected average annualized percentage rate of principal prepayments over the remaining life of the security. The values represented in this table are estimates only and the results of a third party financial model.

(3)
Modified duration represents the approximate percentage change in fair value per 100 basis point change in interest rates.

 n/a—not applicable

 n/m—not meaningful

        Actual maturities of RMBS are generally shorter than stated contractual maturities, as they are affected by the contractual lives of the underlying mortgages, normal monthly amortization of principal and voluntary prepayments of principal. The stated contractual final maturity of the mortgage loans underlying our portfolio of RMBS ranges up to 30 years from date of issuance, but the expected maturity is subject to change based on the actual and estimated prepayments of the underlying loans.

        The constant prepayment rate, or CPR, attempts to predict the average annualized percentage rate of principal prepayments over the remaining life of the security. As interest rates rise, the rate of refinancing typically declines, which we believe may result in lower rates of prepayment and, as a result, a lower portfolio CPR. CPR also may be influenced by defaults in the mortgage loans underlying the RMBS we hold. The Agencies that guarantee timely payment of principal and interest to RMBS holders may periodically choose to buy such delinquent mortgage loans from the pool by repaying the outstanding principal balance on the loan thereby increasing unscheduled repayments of principal and increasing CPR. Therefore during periods of high delinquencies and defaults in the mortgages underlying our RMBS we would also expect increases in prepayments and CPR. Furthermore, Fannie Mae and Freddie Mac recently announced plans to buy "substantially" all mortgages held in RMBS pools issued under their respective programs that are delinquent by 120 days or more. We expect these plans will have the near-term effect of increasing the near-term CPR on the RMBS securities we hold.

        As of December 31, 2009 and 2008, the mortgages underlying our hybrid adjustable-rate RMBS had fixed interest rates for a weighted average period of approximately 19 months and 22 months, respectively, after which time the interest rates reset and become adjustable. The average length of time until contractual maturity of those mortgages was approximately 26 years from date of issuance as of both December 31, 2009 and 2008.

        After the reset date, interest rates on our hybrid adjustable-rate RMBS float based on spreads over various LIBOR and U.S. Treasury indices. These interest rates are subject to caps that limit the amount the applicable interest rate can increase during any year, known as an annual cap, and through the maturity of the applicable security, known as a lifetime cap. As of December 31, 2009 and 2008, the weighted average lifetime rate cap for the portfolio was 10.2% and 10.2%, respectively, the weighted average maximum increase in the first year that the rates are adjustable, or initial cap, was 4.6% and 4.5%, respectively, and the weighted average maximum annual increase for years subsequent to the first year was 1.9% and 1.9%, respectively.

        The following table summarizes our RMBS, according to their weighted average life:

	December 31,
	2009		2008
Weighted Average Life	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
	(In thousands)
Greater than one year and less than five years	$34,268	$28,334	$120,921	$106,453
Greater than five years and less than ten years	284,078	276,840	235,451	234,509
Greater than ten years	—	—	6,849	6,855

Total	$318,346	$305,174	$363,221	$347,817

        The weighted average lives in the table above are primarily based on a prepayment model that considers current yields, forward yields, the slope of the yield curve, current mortgage rates and the contractual rate of the outstanding loans, the loan's age, margin and volatility. Most of the data used in this model is provided through subscription-based financial information services. Weighted average life is an estimate of how many years it will take to pay half of the outstanding principal. Actual lives of RMBS are generally shorter than stated contractual maturities, are affected by the contractual maturities of the underlying mortgages, periodic payments of principal and prepayments of principal and may differ materially from those set forth above.

  Loans

        The following summarizes our loan portfolio, by loan classification:

	Carrying Value
Type of Loan	Investments at Fair Value	Loans Held for Sale(1)	Loans Held for Investment	Total
	(In thousands)
December 31, 2009:
Corporate leveraged loans:
Loans held in DFR MM CLO(2)	$—	$—	$269,168	$269,168
Other corporate leveraged loans	—	536	—	536
Loans held in DPLC(3)	16,131	—	—	16,131
Commercial real estate loans(4)	—	—	9,417	9,417

	$16,131	$536	278,585	295,252

Allowance for loan losses			(15,889)	(15,889)

			$262,696	$279,363

	Carrying Value
Type of Loan	Investments at Fair Value	Loans Held for Sale(1)	Loans Held for Investment	Total
	(In thousands)
December 31, 2008:
Corporate leveraged loans:
Loans held in DFR MM CLO(2)	$—	$2	$243,101	$243,103
Other corporate leveraged loans	—	12,394	—	12,394
Loans held in the Wachovia Facility	—	21,742	—	21,742
Loans held in Market Square CLO	—	183,999	—	183,999
Commercial real estate loans(4)	—	—	12,250	12,250

	$—	$218,137	255,351	473,488

Allowance for loan losses			(19,979)	(19,979)

			$235,372	$453,509

(1)
Carrying value of loans held for sale is lower of cost or estimated fair value.

(2)
Loans held in DFR MM CLO classified as loans held for investment are reported gross of $8.5 million and $14.8 million of allowance for loan losses as of December 31, 2009 and 2008, respectively.

(3)
Loans held in DPLC are syndicated bank loans. We elected to record these loans at fair value in accordance with ASC Topic 825.

(4)
Commercial real estate loans are reported gross of $7.4 million and $5.1 million of allowance for loan losses as of December 31, 2009 and 2008, respectively.

        The following summarizes our allowances for loan losses by loan classification:

Type of Loan	Number of Loans	Par Value	Allowance for Loan Losses
		(In thousands)
December 31, 2009:
Loans held in DFR MM CLO	3	$12,747	$8,481
Commercial real estate loans	3	8,058	7,408

Total	6	$20,805	$15,889

December 31, 2008:
Loans held in DFR MM CLO	2	$17,704	$14,844
Commercial real estate loans	4	11,118	5,135

Total	6	$28,822	$19,979

        We did not recognize $2.4 million and $1.7 million, respectively, of interest income earned, but not yet received, on loans held for investment for the years ended December 31, 2009 and 2008, respectively. In addition, we did not recognize $5.9 million and $3.1 million, respectively, of interest income earned, but not yet received, on loans held for sale for the years ended December 31, 2009 and 2008, respectively.

  Loans Held in DFR MM CLO

        DFR MM CLO is a VIE under ASC Topic 810. We are the primary beneficiary of the VIE, causing us to consolidate the entity. We own 100% of the equity interests, issued as subordinated notes and ordinary shares, in DFR MM CLO, which we purchased for $50.0 million. We also purchased all of the "BBB/Baa2" rated notes of DFR MM CLO for $19.0 million. As of December 31, 2009 and 2008, DFR MM CLO had $283.1 million and $250.4 million, respectively, of investments in loans outstanding, with a carrying value of $269.2 million and $243.1 million, respectively, which is included in loans on the consolidated balance sheet, reduced by an allowance for loan losses of $8.5 million and $14.8 million, respectively. As of December 31, 2009 and 2008, DFR MM CLO had restricted cash and cash equivalents of $12.4 million and $63.2 million, respectively, which are generally utilized to purchase additional loans and pay distribution to debt and equity holders, and $217.3 million and $231.0 million, respectively of notes payable to third party investors which is included in long term debt. The weighted average coupon on the loan portfolio was 6.73% and 7.60% and the weighted average contractual maturity of the loan portfolio was 4.1 years and 4.8 years, as of December 31, 2009 and 2008, respectively. DFR MM CLO is a bankruptcy remote entity, and, although we consolidate 100% of the assets and liabilities of DFR MM CLO, our maximum exposure to loss on our investment in DFR MM CLO is limited to our initial investment of $69.0 million. As of December 31, 2009, we have received distributions from DFR MM CLO equal to $26.9 million since its inception.

        The following table summarizes the carrying value of the DFR MM CLO loan portfolio:

	December 31,
Type of Loan	2009	2008
	(In thousands)
First lien secured(1)	$123,692	$79,112
Second lien secured(2)	131,831	150,601
Mezzanine	13,645	13,390

	269,168	243,103
Allowance for loan losses	(8,481)	(14,844)

	$260,687	$228,259

(1)
Presented gross of $7.7 million and $6.5 million allowance for loan losses as of December 31, 2009 and 2008, respectively.

(2)
Presented gross of $0.8 million and $8.3 million allowance for loan losses as of December 31, 2009 and 2008, respectively.

  Loans Held in DPLC

        DPLC is a bankruptcy remote entity that we are required to consolidate pursuant to ASC Topic 810 as a result of our controlling interest therein. Although we consolidate 100% of the assets and liabilities of DPLC, our maximum exposure to loss on our investment in this entity is limited to our investment in the entity, which, as of December 31, 2009, totaled approximately $4.0 million. As of December 31, 2009, DPLC had investments in $17.0 million of loans outstanding, with an estimated fair value of $16.1 million, which is included in investments at fair value on the consolidated balance sheet. We elected to record all investments held in DPLC at fair value in accordance with ASC Topic 825. As of December 31, 2009, DPLC had $4.6 million of restricted cash and cash equivalents, which are generally utilized to purchase additional loans and pay expenses. The weighted average coupon on the DPLC loan portfolio was 5.36% and the weighted average contractual maturity of the loan portfolio was 3.7 years as of December 31, 2009.

  Other Corporate Leveraged Loans and Loans held in the Wachovia Facility

        We had other corporate leveraged loans, totaling $0.5 million and $12.4 million classified as loans held for sale on the consolidated balance sheet as of December 31, 2009 and 2008, respectively, and loans held in our alternative asset revolving warehouse funding facility within Wachovia Capital Markets, LLC, or the Wachovia Facility, totaling $21.7 million as of December 31, 2008. The weighted average coupon on the other corporate leveraged loans as of December 31, 2009 was zero (all of these loans were on non-accrual status) and the weighted average coupon on the other corporate leveraged loans and loans held in the Wachovia Facility was 8.31% as of December 31, 2008.

        During the year ended December 31, 2008, we began actively seeking to sell all of the other corporate leveraged loans held in the Wachovia Facility, as we triggered an acknowledged termination event thereunder on November 30, 2008. We sold a significant portion of the loans held within the Wachovia Facility during the year ended December 31, 2008 and transferred all loans held within the Wachovia Facility from loans held for investment to loans held for sale. During the first quarter of 2009, we sold loans held within the Wachovia Facility with a par value of $31.5 million for $10.8 million, net of interest of $0.2 million. We realized a loss of $6.2 million reported in net gain (loss) on loans in the consolidated statements of operations during the three months ended March 31, 2009 as a result of these sales. The Wachovia Facility was fully repaid and all of our obligations thereunder were satisfied during the third quarter of 2009.

        The following table summarizes the carrying value of other corporate leveraged loans and the loans held in the Wachovia Facility:

	December 31,
Type of Loan	2009	2008
	(In thousands)
First lien secured	$30	$1,840
Second lien secured	186	17,822
Mezzanine	320	4,220
Holding company	—	10,254

	$536	$34,136

  Commercial Real Estate Loans

        We held four and five commercial real estate loans with a gross carrying value of $9.4 million and $12.3 million, as of December 31, 2009 and 2008, respectively. As of December 31, 2009 and 2008, an allowance for loan losses of $7.4 million and $5.1 million, respectively, was recorded related to these loans. These loans are classified as held for investment on our consolidated balance sheet.

  Loans Held in Market Square CLO

        Market Square CLO was a VIE that we were previously required to consolidate pursuant to ASC Topic 810 as we were the primary beneficiary of the VIE. We previously owned 100% of the preference shares, representing substantially all of the equity interests in Market Square CLO, which we purchased for

$24.0 million. On June 30, 2009, we sold all of our preference shares in Market Square CLO to an unrelated third party in exchange for an upfront payment and a delayed purchase price in the form of a right to receive a portion of the future distributions, if any, on the preference shares. As a result of the sale, we determined that we were no longer the primary beneficiary of Market Square CLO and therefore deconsolidated Market Square CLO. We are, however, deemed to retain a beneficial interest in the preference shares of Market Square CLO as a result of the delayed purchase price. The carrying value of the beneficial interest was $2.4 million as of December 31, 2009. As of December 31, 2009, none of the Market Square CLO assets, liabilities or equity are included in our consolidated balance sheet; however, all of the financial impacts to the consolidated statements of operations from the previous consolidation of Market Square CLO were recognized through June 30, 2009. We recognized a gain on the deconsolidation of Market Square CLO of $29.6 million in the consolidated statements of operations for the year ended December 31, 2009.

        As of December 31, 2008, Market Square CLO had loans outstanding with a carrying value of $184.0 million, net of a valuation allowance of $100.2 million as these loans are carried at the lower of cost or fair value, which was included in loans held for sale on the condensed consolidated balance sheet, $10.3 million of restricted cash and cash equivalents, which are generally utilized to purchase additional loans and pay distributions to debt and equity holders, and $276.0 million of notes payable to third party investors, which is included in long term debt.

        Market Square CLO is a bankruptcy remote entity, and, although we consolidated 100% of the assets and liabilities of Market Square CLO as of December 31, 2008, our maximum exposure to loss on our investment in Market Square CLO was limited to our initial investment of $24.0 million. We had recorded losses in excess of our economic risk of $79.3 million consolidated in our total equity as of December 31, 2008. The weighted average coupon on the loan portfolio was 4.65% and the weighted average contractual maturity of the loan portfolio was 4.4 years as of December 31, 2008.

  Equity Securities

        We held certain other investments as of December 31, 2009 and 2008 carried at cost less any adjustments for other-than-temporary impairment of $4.3 million and $4.8 million, respectively. These investments consist of equity securities in the entities established in connection with the issuance of the Trust Preferred Securities of $3.7 million and other common and preferred equity securities that are not traded in an active market with an original cost of $1.8 million and a carrying value of $0.6 million and $1.1 million as of December 31, 2009 and 2008, respectively. During the years ended December 31, 2009 and 2008, other-than-temporary impairment charges of $0.5 million and $0.7 million were recorded within dividend income and other net (loss) gain in the consolidated statements of operations related to equity securities.

  Other Investments at Fair Value

        As of December 31, 2009 we owned preferred shares issued by two CDOs that we manage (not including Market Square CLO and DFR MM CLO) with a fair value of $0.6 million, debt issued by one CDO that we manage (not including DFR MM CLO) with a fair value of $2.3 million and beneficial interests in the preference shares of two CDOs that we manage with a fair value of $2.6 million. During the year ended December 31, 2009, we recorded net gains of $3.4 million related to other investments at fair value within net gain (loss) on investments at fair value on the consolidated statements of operations.

        As of December 31, 2008 we owned preferred shares issued by one CDO that we manage (not including the Market Square CLO beneficial interest and DFR MM CLO) with a fair value of $0.2 million. During the year ended December 31, 2008, we recorded net losses of $4.0 million related to other investments at fair value within net gain (loss) on investments at fair value on the consolidated statements of operations.

  Derivatives and Hedging

        The following table is a summary of our derivative instruments:

	Count	Notional Amount	Assets	Liabilities	Estimated Net Fair Value
		(In thousands)
December 31, 2009:
Interest rate swaps	1	$10,000	$—	$(395)	$(395)
Interest rate cap	1	40,000	—	(55)	(55)
Warrants	2	n/a	74	—	74

	4	$50,000	$74	$(450)	$(376)

December 31, 2008:
Interest rate swaps	5	$165,000	$—	$(12,999)	$(12,999)
Interest rate cap	1	40,000	—	(128)	(128)
Warrants	3	n/a	132	—	132
Credit default swap—protection seller	1	5,000	—	(402)	(402)

	10	$210,000	$132	$(13,529)	$(13,397)

n/a—not applicable

  Interest Rate Swaps

        In general, when a fixed-rate or hybrid adjustable-rate RMBS is funded by a short term borrowing, we may enter into an interest rate swap agreement that effectively fixes a portion of the borrowing costs for a period close to the anticipated weighted-average life of the fixed-rate portion of the related RMBS. This strategy is designed to protect a portion of our portfolio from increased funding costs due to rising interest rates because the borrowing costs are not fixed for the duration of the fixed-rate period of the related RMBS.

        In the first quarter of 2008, we breached certain equity decline triggers in substantially all of our International Swap Dealers Association, or ISDA, agreements. We promptly notified our active counterparties of the breach, and none of those counterparties have expressed an intention to terminate the ISDA agreements, a right available to them due to the breach. To date, the violations of our ISDA agreements have not had a material adverse effect on our operations and we continue to explore new counterparty relationships and amend existing ISDA agreements as deemed appropriate.

        As of January 1, 2008, in conjunction with the adoption of ASC Topic 825, we de-designated $3.8 billion (notional) of interest rate swaps previously designated as a hedge with a net negative fair value of $85.9 million at de-designation, including accrued interest. Prior to the de-designation, designated interest rate swaps were carried at fair value with changes in value recorded directly into equity through other comprehensive loss, to the extent they were effective as a hedge, in accordance with the guidance under ASC Topic 815—Derivatives and Hedging, or ASC Topic 815. As of the adoption date, the other comprehensive loss related to the de-designation of interest rate hedges was $69.9 million. To the extent that the forecasted rolls on repurchase agreement transactions continued as anticipated, we would have amortized this loss and the $27.3 million in other comprehensive loss related to previously de-designated swaps from other comprehensive loss into interest expense over the remaining original hedge period, and all future changes in fair value of the interest rate swaps would have been reflected in the consolidated statements of operations. However, due to the significant RMBS sales activity and corresponding repurchase agreement repayment during the three months ended March 31, 2008, forecasted rolls on the repaid repurchase agreements did not continue as anticipated. As a result, a loss of $91.7 million was recognized during the three months ended March 31, 2008 in the consolidated statements of operations in net gain (loss) on derivatives, and a corresponding cumulative net loss relating to newly and previously de-designated interest rate swaps in other comprehensive loss was removed. The remaining $30,000 in other comprehensive loss related to the terminated and de-designated swaps as of December 31, 2009 will be amortized over the remaining original hedge period. Additionally, we recorded a net increase to interest expense of $0.2 million and $5.4 million during the years ended December 31, 2009 and 2008, respectively, related to the amortization of de-designated and terminated interest rate swaps.

  Interest Rate Cap

        Our interest rate cap is structured such that we will receive payments based on the spread in rates if the three-month LIBOR rate increases above a certain agreed upon contractual rate, and we will make payments based on a nominal fixed interest rate. This interest rate cap was entered into to manage interest rate exposure in DFR MM CLO.

  Warrants

        We hold warrants to purchase shares of companies with respect to which we are also a debt holder. These warrants were issued in connection with renegotiations of the loan agreements.

  Credit Default Swaps

        As of December 31, 2009 and 2008, we held zero and one CDS transaction as the protection seller, respectively. A CDS is a financial instrument used to transfer the credit risk of a reference entity from one party to another for a specified period of time. In a standard CDS contract, one party, referred to as the protection buyer, purchases credit default protection from another party, referred to as the protection seller, for a specific notional amount of obligations of a reference entity. In these transactions, the protection buyer pays a premium to the protection seller. The premium is generally paid quarterly in arrears, but may be paid in full up front in the case of a CDS with a short maturity. If a pre-defined credit event occurs during the term of the credit default swap, the protection seller pays the protection buyer the notional amount and takes delivery of the reference entity's obligation.

  Total Return Swaps

        Total return swaps are financial instruments which provide the holder with the total return on an underlying asset (for example, a syndicated bank loan or bond) offset by the cost of financing. During the year ended December 31, 2008, we terminated our two outstanding total return swaps.

  Intangible Assets, net of accumulated amortization

        The following table is a summary of our intangible assets:

	Weighted-Average Remaining Estimated Useful Life	Gross Carrying Amount(1)	Accumulated Amortization	Net Carrying Amount
	(In years)	(In thousands)
December 31, 2009:
Finite-lived intangible assets:
Acquired asset management contracts:
CDOs	8	$21,368	$8,273	$13,095
Investment funds	13	3,127	423	2,704
Computer software systems	3	6,886	2,793	4,093
Non-compete agreements	1	614	379	235

Total finite-lived intangible assets		31,995	11,868	20,127

Indefinite-lived intangible assets:
Trade name	n/a	1,104	—	1,104

Total intangible assets		$33,099	$11,868	$21,231

December 31, 2008:
Finite-lived intangible assets:
Acquired asset management contracts:
CDOs	9	$22,396	$4,786	$17,610
Investment funds	14	4,893	1,980	2,913
Computer software systems	4	6,886	1,415	5,471
Non-compete agreements	2	614	202	412

Total finite-lived intangible assets		34,789	8,383	26,406

Indefinite-lived intangible assets:
Trade name	n/a	1,904	—	1,904

Total intangible assets		$36,693	$8,383	$28,310

(1)
Gross carrying amounts exclude any amounts related to impaired assets.

n/a—not applicable

        All of our intangible assets resulted from the Merger. During the year ended December 31, 2009, we recorded $1.8 million of impairment charges on intangible assets. We recorded impairment charges of $0.8 million associated with the management contract for Knollwood CDO II, Ltd., or Knollwood CDO II, and $0.2 million associated with the management contract for Valeo Investment Grade CDO Ltd., or Valeo CDO, as a result of the decline in expected future management fee cash flows from these CDOs. In addition, we recorded $0.8 million of impairment charges related to the "Deerfield" trade name.

        During the year ended December 31, 2008, we recorded $47.3 million of impairment charges on intangible assets, including $35.4 million associated with the management contracts related to our investment funds, which performed poorly and were liquidated during 2008, and $4.0 million of impairment charges related to the "Deerfield" trade name. In addition, in 2008 we recorded impairment charges of $7.9 million associated with the management contracts related to our CDOs.

        For the years ended December 31, 2009 and 2008, we recorded amortization on intangible assets of $5.3 million and $8.1 million, respectively. None of the finite-lived intangible assets have a residual value.

  Fixed Assets, net of accumulated depreciation

        As of December 31, 2009, fixed assets of $6.5 million consisted of:

  •
  Leasehold improvements—$5.1 million

  •
  Office furniture and fixtures—$1.0 million

  •
  Equipment and computer software—$0.4 million

  Due from Broker

        As of December 31, 2009, we had $8.8 million of unsettled other corporate leveraged loan sales, $4.7 million of unsettled sales of loans held in DFR MM CLO and $1.1 million of cash with counterparties as collateral on derivatives included within due from broker.

  Investment Advisory Fee Receivable

        As of December 31, 2009, our investment advisory fee receivable of $2.1 million related to the following:

  •
  Accrued CDO senior fees—$1.9 million

  •
  Accrued managed account fees—$0.2 million

  Interest Receivable

        As of December 31, 2009, our interest receivable of $3.4 million related to the following:

  •
  RMBS—$1.8 million

  •
  Loans—$1.6 million

  Other Receivable

        As of December 31, 2009, other receivable of $2.9 million related to the following:

  •
  RMBS paydowns—$1.7 million

  •
  Income tax receivables—$0.7 million

  •
  Miscellaneous—$0.5 million

  Prepaid and Other Assets

        As of December 31, 2009, prepaid and other assets of $7.0 million consisted of:

  •
  Debt issuance costs—$4.6 million

  •
  Contingent income receivable—$1.9 million

  •
  Prepaid assets—$0.5 million

  Liabilities

        For further information concerning our debt see "Liquidity and Sources of Funds" later in this section.

  Due to Broker

        As of December 31, 2009, we had $0.8 million due to broker consisting of unsettled purchases of loans held in DPLC which are expected to settle in the following quarter.

  Interest Payable

        Interest payable as of December 31, 2009 of $1.1 million consisted of:

  •
  Unsecured junior subordinated interest payable to Trust I, Trust II and Trust III, or the Trusts—$0.7 million

  •
  DFR MM CLO long term debt interest payable—$0.4 million

  Accrued and Other Liabilities

        As of December 31, 2009, accrued and other liabilities of $6.2 million consisted of:

  •
  Accrued compensation—$3.4 million

  •
  Accrued professional services—$0.6 million

  •
  Contingent liability associated with a CDO we manage (at fair value)—$0.4 million

  •
  Miscellaneous—$1.8 million

  Stockholders' Equity

        Stockholders' equity as of December 31, 2009 was $6.9 million. 2009 activity primarily consisted of:

  •
  Accumulated deficit—$66.9 million of net income attributable to Deerfield Capital Corp.

  •
  Noncontrolling interest in consolidated entity—$20.1 million of contributions and $2.6 million of net loss attributable to noncontrolling interest

  •
  Deconsolidation of Market Square CLO—$3.0 million

  •
  Net unrealized gains on available-for-sale securities—$1.5 million

  Unvested Warrants

        In connection with the formation of DPLC, we issued to Pegasus Deerfield (AIV), LLC, an affiliate of Pegasus, or Pegasus Deerfield, (i) a five-year warrant to purchase 2,500,000 shares of our common stock at an exercise price of $4.25 per share, or Warrant A, and (ii) a five-year warrant to purchase 500,000 shares of our common stock at an exercise price of $10.00 per share, or Warrant B and, together with Warrant A, the Warrants. The Warrants are subject to certain vesting conditions including that none of the Warrants vest prior to July 9, 2011 and that the Warrants vest only if Pegasus maintains a certain minimum investment in DPLC. In addition, Pegasus will be required by a certain specified date to make an election to either retain the Warrants or receive a share of the incentive allocations and investment advisory fees paid to us and DCM in respect of certain future investment funds and separately managed accounts managed by DCM that invest primarily in syndicated bank loans to and bonds issued by non-investment grade borrowers. In the event that Pegasus elects to receive these subsequent fund economics, it will forfeit the Warrants. Simultaneously with the execution of the Warrants, we entered into a registration rights agreement, dated as of April 9, 2009, with Pegasus Deerfield that provides registration rights with respect to the shares of our common stock underlying the Warrants.

        On September 23, 2009, DFR and Pegasus Deerfield entered into certain amendments to the Warrants, or the Warrant Amendments, to (i) delay the earliest possible vesting date of the Warrants from April 9, 2011 to July 9, 2011 and (ii) move the time period during which the Warrant holder's average invested capital in DPLC and DPLC General Partner LLC, or DPLC GP, is required to be at least equal to $50.0 million in order for any of the Warrants to vest back from October 9, 2009 through April 9, 2011 to January 9, 2010 through July 9, 2011. As consideration for the Warrant Amendments, Pegasus Deerfield agreed to move the first date on which it can withdraw its capital contributions from DPLC back by three months to July 1, 2011.

        In addition, to allow Pegasus and DFR to explore a new business opportunity outside of DPLC, we have released Pegasus Deerfield from $1.0 million of its initial commitment to invest $75.0 million in DPLC. The Warrants have not yet vested, and no expense associated with the Warrants has been recorded for the year ended December 31, 2009. See "Recent Developments" later in this section for further information.

Results of Operations

        The following section provides a comparative discussion of our consolidated results of operations as of and for the years ended December 31, 2009, or 2009, December 31, 2008, or 2008, and December 31, 2007, or 2007.

  Summary

        The following table summarizes selected historical consolidated financial information:

	Year ended December 31,
	2009	2008	2007
	(In millions, except for per share data)
Consolidated Statements of Operations Data:
Net interest income	$28.9	$37.5	$99.5
Net interest income (expense) after provision for loan losses	$8.8	$(38.5)	$91.1
Investment advisory fees	$17.9	$40.2	$1.5
Total expenses	$39.2	$202.6	$23.8
Net other income and gain (loss)	$76.9	$(556.1)	$(164.0)
Net income (loss)	$64.3	$(757.4)	$(96.2)
Net income (loss) attributable to common stockholders	$64.3	$(759.8)	$(96.6)
Net loss attributable to noncontrolling interest	$2.6	$—	$—
Net income (loss) attributable to Deerfield Capital Corp.	$66.9	$(759.8)	$(96.6)
Net income (loss) attributable to Deerfield Capital Corp. per share—diluted	$9.93	$(116.65)	$(18.72)
Core earnings(1)	$21.3	$32.3	$77.5
Core earnings per share—diluted(1)	$3.16	$4.96	$15.01
Dividends:
Dividends declared on common stock(2)	$—	$5.70	$86.9
Dividends declared per common share outstanding	$—	$0.85	$16.80

	As of December 31,
	2009	2008	2007
	(In millions, except for per share data)
Consolidated Balance Sheet Data:
Residential mortgage-backed securities	$305.2	$347.8	$6,327.2
Total assets	$720.2	$996.9	$7,788.0
Repurchase agreements	$291.5	$326.1	$5,303.9
Long term debt:
Recourse:
Trust preferred securities	$123.7	$123.7	$123.7
Series A and Series B Notes	$72.3	$71.8	$71.2
Non-Recourse:
DFR MM CLO	$217.3	$231.0	$231.0
Wachovia Facility	$—	$13.9	$73.4
Market Square CLO	$—	$276.0	$276.0
Deerfield Capital Corp. stockholders' (deficit) equity	$(10.7)	$(82.4)	$468.6
Total stockholders' equity (deficit)	$6.9	$(82.4)	$468.6
AUM:
Investment Management segment(3)(4)	$9,193.9	$10,496.1	$14,492.0
Principal Investing segment(4)(5)	$593.6	$808.4	$7,076.3

(1)
Core earnings represents a non-GAAP financial measure. Please see the "Reconciliation of Non-GAAP Financial Measures" below for a reconciliation between the comparable GAAP measure and a discussion of the importance placed on this measure by management.

(2)
Dividends shown for 2007 are reflected in the period to which it relates, rather than the period declared. Common stock dividend declared during 2008 represents the final distribution of 2007 REIT taxable income to stockholders. In addition, $1.7 million on account of accrued dividends on our Series A Preferred Stock was distributed on October 15, 2008 and not included in this disclosure.

(3)
AUM for our Investment Management segment includes CDO AUM numbers, which generally reflect the aggregate principal or notional balance of the collateral and, in some cases, the cash balances held by the

  CDOs as of the date of the last trustee report received for each CDO prior to the relevant measurement date. The AUM for our Euro-denominated CDOs has been converted into U.S. dollars using the appropriate spot rate of exchange. AUM for our Investment Management segment also includes AUM for our separately managed accounts, which, in certain cases, is a multiple of the capital actually invested in such account. Management fees for these accounts are paid on this higher AUM amount. Included in Investment Management segment AUM is $288.5 million, $303.1 million and $300.1 million related to DFR MM CLO for January 1, 2010, 2009 and 2008, respectively. Included in Investment Management segment AUM is $295.1 and $294.6 million related to Market Square CLO for January 1, 2009 and 2008, respectively. DCM manages DFR MM CLO and Market Square CLO but is not contractually entitled to receive any management fees so long as 100% of the equity is held by DC LLC or an affiliate thereof. As a result of the sale of our preference shares, as of July 1, 2009 we began to receive management fees from Market Square CLO.

(4)
AUM for DFR MM CLO and DPLC is included in both Investment Management segment AUM and Principal Investing segment AUM for January 1, 2010. AUM for DFR MM CLO and Market Square CLO is included in both Investment Management segment AUM and Principal Investing segment AUM for January 1, 2009 and 2008.

(5)
AUM for the Principal Investing segment is reflected net of allowance for loan losses of $15.9 million, $20.0 million and $5.3 million as of December 31, 2009, 2008 and 2007, respectively.

n/a—not applicable

Reconciliation of Non-GAAP Financial Measures

        We believe that core earnings, a non-GAAP financial measure, is a useful metric for evaluating and analyzing our performance. The calculation of core earnings, which we use to compare our own financial results from period to period, eliminates the impact of certain non-cash, special charges and income tax. The core earnings provided herein may not be comparable to similar measures presented by other companies as it is a non-GAAP financial measure and may therefore be defined differently by other companies. Core earnings includes the earnings from our VIE, DFR MM CLO, and from Market Square CLO, which was a consolidated VIE until we sold all of our preference shares in Market Square CLO and deconsolidated that VIE as of June 30, 2009. Core earnings is not indicative of cash flows received from these VIEs. We have previously disclosed another non-GAAP financial measure, economic book value per share, which eliminated losses in excess of the equity at risk in Market Square CLO because those losses would be borne solely by the debt holders of Market Square CLO. As a result of the deconsolidation of Market Square CLO, these losses in excess of our equity at risk were eliminated, and therefore, we no longer believe that economic book value per share is a useful metric for evaluating and analyzing our performance.

Core Earnings

        The table below provides a reconciliation between net income (loss) and core earnings:

	Year ended December 31,
	2009	2008	2007
	(In thousands, except share and per share amounts)
Net income (loss)	$64,304	$(757,410)	$(96,236)
Add back (subtract):
Provision for loan losses	20,114	75,996	8,433
Cost savings initiatives	236	1,821	—
Depreciation and amortization	7,904	9,442	297
Impairment of intangible assets and goodwill	1,828	146,006	—
Net other income and (gain) loss	(76,897)	556,113	163,979
Income tax expense	29	351	980
Noncontrolling interest core earnings(1)	3,765	—	—

Core earnings	$21,283	$32,319	$77,453

Core earnings per share—diluted	$3.16	$4.96	$15.01
Weighted-average number of shares outstanding—diluted	6,740,039	6,513,674	5,160,625

(1)
Noncontrolling interest core earnings represents the portion of net interest income and expenses of DPLC that are attributable to third party investors in DPLC, calculated using each investor's ownership percentage in DPLC during the measurement period.

Executive Summary of Results of Operations

        During the year ended December 31, 2009, we recorded net income of $64.3 million, as compared to a net loss of $757.4 million for the year ended December 31, 2008. Although core earnings, calculated in the table above, declined during the year ended December 31, 2009 as compared to the year ended December 31, 2008, it remained positive at $21.3 million for the year ended December 31, 2009.

        During the year ended December 31, 2009, we experienced an increase of $25.0 million in net revenues as compared to the year ended December 31, 2008, comprised of decreases in net interest income and investment advisory fees of $8.6 million and $22.3 million, respectively. These decreases in revenues were more than offset by an improvement in the provision for loan losses of $55.9 million. The decrease in net interest income is primarily a result of the significant RMBS sales and associated repayment of repurchase agreement liabilities during the three months ended March 31, 2008, reductions in the overall interest rate environment, the deconsolidation of Market Square CLO as of June 30, 2009, the sale of a significant amount of loans held in the Wachovia Facility during 2008 and the first quarter of 2009 and the placement of certain loans on non-accrual status during 2008 and during the year ended December 31, 2009.

        The decrease in investment advisory fees is primarily driven by the liquidation of the investment funds we previously managed during 2008, which provided $8.3 million of fee revenue during the year ended December 31, 2008, and a reduction in CDO investment advisory fee revenue of $14.4 million during the year ended December 31, 2009, as compared to the year ended December 31, 2008. The reduction in CDO investment advisory fee revenues is primarily the result of the liquidation of five CDOs we previously managed and the deferral of the majority of subordinated management fees during the year ended December 31, 2009 as a result of substantially all of the CLOs that we currently manage failing certain overcollateralization tests.

        During the year ended December 31, 2009, expenses decreased by $163.4 million as compared to the year ended December 31, 2008, primarily driven by reductions in impairment charges on intangible assets and goodwill, compensation and benefits expense and other operating expenses. During the year ended December 31, 2008, our Investment Management segment recorded $146.0 million in impairment charges on intangible assets and goodwill, respectively, related to the deterioration in the credit markets, the liquidation of the investment funds that we previously managed and the liquidation of several of our CDOs. During the year ended December 31, 2009, we reduced our compensation and benefits expense by $14.8 million, or 54.9%, primarily as a result of headcount reductions during 2008 from our cost savings initiative and a revision to our incentive compensation plan during 2009 along with further realization of reductions to operating expenses.

        During the year ended December 31, 2009, net other income and gain (loss) improved by $633.0 million as compared to the year ended December 31, 2008. During the year ended December 31, 2009, we recorded net gains on loans, the deconsolidation of Market Square CLO, investments at fair value and derivatives of $35.3 million, $29.6 million, $9.8 million and $2.5 million, respectively. The year ended December 31, 2009 is in sharp contrast to the year ended December 31, 2008, during which we were adversely impacted by the continuing deterioration of global credit markets, which resulted in a loss of $556.1 million in net other income and gain (loss), largely as a result of net losses on derivatives, investments at fair value and loans of $232.4 million, $220.0 million and $99.0 million, respectively. The most pronounced impact was on our non-Agency RMBS portfolio, which experienced an unprecedented decrease in value during the year ended December 31, 2008, fueled by the ongoing liquidity crisis. This negative environment impacted our ability to successfully finance and hedge this portfolio. As a result, we sold a significant portion of our RMBS portfolio to improve our liquidity. In conjunction with the sale of RMBS, we also repaid our repurchase agreements used to finance the RMBS sold and terminated the associated interest rate swaps used to hedge the interest rate exposure on those repurchase agreements.

Results of Operations by Segment

        Management evaluates the performance of each business unit based on segment results. The following table presents the results of operations by segment:

	Year ended December 31, 2009
	Investment Management	Principal Investing	Eliminations		Consolidated
	(In thousands)
Net revenues	$18,990	$13,693	$(6,027	)(1)	$26,656
Expenses	(27,681)	(17,566)	6,027	(1)	(39,220)
Other income and (loss) gain	(56)	76,953	—		76,897
Income tax expense	(29)	—	—		(29)

Net (loss) income	$(8,776)	$73,080	$—		$64,304

	Year ended December 31, 2008
	Investment Management	Principal Investing	Eliminations		Consolidated
	(In thousands)
Net revenues	$45,840	$(32,074)	$(12,064	)(1)	$1,702
Expenses	(191,570)	(23,142)	12,064	(1)	(202,648)
Other income and loss	(3,639)	(552,474)	—		(556,113)
Income tax expense	(127)	(224)	—		(351)

Net loss	$(149,496)	$(607,914)	$—		$(757,410)

	Year ended December 31, 2007
	Investment Management	Principal Investing	Eliminations		Consolidated
	(In thousands)
Net revenues	$1,694	$91,280	$(438	)(1)	$92,536
Expenses	(1,779)	(22,472)	438	(1)	(23,813)
Other income and loss	—	(163,979)	—		(163,979)
Income tax benefit (expense)	25	(1,005)	—		(980)

Net loss	$(60)	$(96,176)	$—		$(96,236)

(1)
Primarily represents internal fees charged to the Principal Investing segment by the Investment Management segment on a cost plus basis for investment advisory, management and operational services. In addition, for the year ended December 31, 2009 this includes $0.2 million of management fees which were earned on our investment in DPLC and eliminated upon consolidation.

        Our Principal Investing segment results of operations include the financial results of DFR MM CLO for the years ended December 31, 2009 and 2008 and the financial results of DPLC for the year ended December 31, 2009. The Principal Investing segment results of operations also includes the financial results of Market Square CLO for the year ended December 31, 2008. On June 30, 2009, we sold all of our preference shares in Market Square CLO to an unrelated third party in exchange for an upfront payment and a delayed purchase price in the form of a right to receive a portion of the future distributions, if any, on the preference shares. As a result of the sale, we determined we were no longer the primary beneficiary of Market Square CLO and therefore deconsolidated Market Square CLO. As of December 31, 2009, none of the Market Square CLO assets, liabilities or equity are included in our consolidated balance sheet; however, all of the financial impacts to the consolidated statements of operations from the previous consolidation of Market Square CLO were recognized through June 30, 2009. The Principal Investing segment results of operations also includes the financial results of Pinetree CDO for the year ended December 31, 2007. On December 31, 2007 we sold all of our preference shares in Pinetree CDO. As a result of the sale, we determined we were no longer the primary beneficiary of Pinetree CDO and therefore deconsolidated Pinetree CDO. As of December 31, 2007, none of the Pinetree CDO assets, liabilities or equity were included in our consolidated balance sheet; however, all of the financial impacts to the consolidated statements of operations from the previous consolidation of Pinetree CDO were recognized through December 31, 2007.

Investment Management Segment

  Revenues

        Our Investment Management segment revenues primarily represent the fee income earned for the management of investment accounts for various types of clients. The Investment Management segment was created as a result of the Merger. As such, data presented for the year ended December 31, 2007 represents the period from December 22, 2007 to December 31, 2007. The following table summarizes the Investment Management segment revenues:

				Variance
	Year ended December 31,
				2009 vs. 2008	2008 vs. 2007
	2009	2008	2007
	(In thousands)
Investment Management Segment Revenues
Interest income	$82	$723	$43	$(641)	$680
Interest expense	4,999	7,108	242	(2,109)	6,866

Net interest expense	(4,917)	(6,385)	(199)	1,468	(6,186)
Investment advisory fees(1)	23,907	52,225	1,893	(28,318)	50,332

Total Investment Management segment revenues	$18,990	$45,840	$1,694	$(26,850)	$44,146

(1)
Investment advisory fees include intercompany investment advisory fees of $6.0 million, $12.1 million and $0.4 million for the years ended December 31, 2009, 2008, and 2007, respectively, which are eliminated upon consolidation.

  Net Interest Income

        Interest income for the year ended December 31, 2009 is primarily comprised of interest earned from our cash balances. Interest income for the year ended December 31, 2008 is primarily comprised of interest earned on preferred shares of CDOs of $0.5 million and interest earned on cash balances of $0.2 million. We owned preferred shares issued by two and one of the CDOs that we managed as of December 31, 2009 and 2008, respectively. The primary driver of the reduction in interest income during the year ended December 31, 2009, as compared to the year ended December 31, 2008, was the termination of equity distributions from our investments in preferred shares of CDOs during the first quarter of 2009. Interest expense for all periods presented is primarily comprised of interest expense on the Series A and Series B Notes. The reduction in interest expense during the year ended December 31, 2009, as compared to the year ended December 31, 2008, was the result of a reduced interest rate environment.

  Investment Advisory Fees

        For the years ended December 31, 2009, 2008 and 2007, investment advisory fees were $23.9 million, $52.2 million and $1.9 million, respectively, on a segment basis, and $17.9 million, $40.2 million, and $1.5 million, respectively, on a consolidated basis due to the $6.0 million, $12.1 million and $0.4 million, respectively, of fees earned by the Investment Management segment from the Principal Investing segment, which are eliminated upon consolidation. Our investment advisory fee revenue during the periods presented was generated by our CDOs, our investment funds, which were liquidated in 2008, our separately managed accounts and DPLC. The following discussions further analyze and explain changes in our investment advisory fees by type and product.

  CDOs

        The following table summarizes the investment advisory fee revenues from CDOs:

					Variance
	Year ended December 31,
					2009 vs. 2008
	2009		2008
	(In thousands)
Senior Management Fees:
CLOs	$6,693		$8,620		$(1,927)
ABS	3,330		5,304		(1,974)
Corporate Bonds	1,833		1,027		806

Total Senior Mangement Fees	11,856		14,951		(3,095)

Subordinated Management Fees:
CLOs	2,774		12,654		(9,880)
ABS	152		352		(200)
Corporate Bonds	564		310		254

Total Subordinate Mangement Fees	3,490		13,316		(9,826)

Performance Fees(1):
CLOs	1,026	(2)	—		1,026
ABS	—		2,774	(3)	(2,774)
Corporate Bonds	225	(4)	—		225

Total Performance Fees	1,251		2,774		(1,523)

Total CDO Advisory Fees:
CLOs	10,493		21,274		(10,781)
ABS	3,482		8,430		(4,948)
Corporate Bonds	2,622		1,337		1,285

Total CDO Advisory Fees	$16,597		$31,041		$(14,444)

(1)
Performance fees are generally earned after certain investors' returns exceed a specified internal rate of return, or IRR. For purposes of this and the following table, and in accordance with our accounting policies, we also classify any previously deferred senior or subordinated management fees that are subsequently paid as performance fees.

(2)
Performance fees on CLOs for the year ended December 31, 2009 represent previously deferred subordinate management fees.

(3)
Performance fees on ABS CDOs for the year ended December 31, 2008 included a non-recurring performance fee of $2.7 million received from one of our ABS CDOs.

(4)
Performance fees on Corporate Bonds CDOs for the year ended December 31, 2009 include $0.2 million in fees related to a previously liquidated corporate bond CDO as a result of a settlement received in connection with certain litigation relating to one of the assets previously held in the CDO.

        Our fees differ from account to account, but in general, our fees from CDOs consist of a senior management fee (payable before the interest payable on the debt securities issued by the CDO) that ranges from 5 basis points to 20 basis points annually of the principal balance of the underlying collateral of the CDO, a subordinate management fee (payable after the interest payable on the debt securities issued by the CDO and certain other expenses) that ranges from 5 basis points to 45 basis points annually of the principal balance of the underlying collateral of the CDO, and, in certain CDOs, performance fees that are paid after certain investors' returns exceed an internal rate of return, or IRR hurdle. The performance fees generally range from 10% to 20% of residual cash flows above the IRR hurdle and vary by transaction.

        Under the investment management agreements between DCM and the CDOs it manages, the payment of DCM's management fees is generally subject to a "waterfall" structure. Pursuant to these "waterfalls," all or a portion of DCM's subordinated management fees may be deferred if the CDOs do not generate sufficient cash flows to pay the required interest on the notes that the CDOs have issued to investors and certain expenses they have incurred. This could occur if, for example, the issuers of the collateral underlying the CDOs default on or defer payments of principal or interest relating to such collateral or the ratings assigned to such collateral are downgraded below a specified threshold. In addition, all or a portion of DCM's subordinated management fees may be deferred if, among other things, overcollateralization tests and other structural provisions built into the CDOs divert cashflows to the prepayment of the debt securities issued by the CDOs.

        The following table summarizes the average AUM and effective and contractual fee rates of our CDOs for the periods presented:

	Year ended December 31, 2009
		Effective Rate(2)		Weighted Average Contractual Rate(3)
	Average AUM(1)	Senior Management Fee	Subordinated Management Fee(4)	Senior Management Fee	Subordinated Management Fee
	(In thousands)
CLOs(5)	$3,779,403	0.18%	0.10%	0.18%	0.33%

ABS:
High-grade ABS	3,202,580	0.05%	0.00%	0.05%	0.06%
Other ABS	1,389,986	0.12%	0.01%	0.15%	0.22%

Total ABS	4,592,566	0.07%	0.00%	0.08%	0.11%

Corporate bonds(6)	837,972	0.22%	0.09%	0.21%	0.23%

Total CDOs	$9,209,941	0.13%	0.05%	0.13%	0.21%

	Year ended December 31, 2008
		Effective Rate(2)		Weighted Average Contractual Rate(3)
	Average AUM(1)	Senior Management Fee	Subordinated Management Fee	Senior Management Fee	Subordinated Management Fee
	(In thousands)
CLOs(5)	$4,662,641	0.18%	0.27%	0.20%	0.30%

ABS:
High-grade ABS	3,624,939	0.05%	0.00%	0.05%	0.06%
Other ABS	2,641,366	0.13%	0.01%	0.14%	0.19%

Total ABS	6,266,305	0.08%	0.01%	0.09%	0.11%

Corporate bonds(6)	703,239	0.15%	0.04%	0.20%	0.18%

Total CDOs	$11,632,185	0.13%	0.11%	0.14%	0.19%

(1)
Average AUM is calculated as the average of the AUM on the first day of each month in 2009 and 2008, respectively. CDO AUM numbers generally reflect the aggregate principal or notional balance of the collateral and, in some cases, the cash balance held by the CDO and are as of the date of the last trustee report received for each CDO prior to the AUM date, as appropriate. The AUM for our Euro-denominated CDOs has been converted to U.S. dollars using the spot rate of exchange as of the respective AUM date.

(2)
The effective rate for the years ended December 31, 2009 and 2008 is calculated by taking management fees earned during the period divided by the average AUM. The senior and subordinated management fee effective rates may differ from the contractual fee rates for various reasons, including the following: (a) we may have entered into agreements with specific investors pursuant to which a portion of our management fees are paid to those investors and (b) our senior or subordinated management fees may be deferred as a result of certain structural provisions built into the documents governing the CDO. In certain circumstances, we may at a later date, subject to certain performance triggers, be entitled to repayment of the fees paid to investors described in (a) above. In addition, we may at a later date, subject to the satisfaction of certain structural provisions, be entitled to payment of the deferred fees described in (b) above.

(3)
The weighted average contractual senior and subordinated management fee rates are obtained by multiplying the contractual fee rates for each CDO by that CDO's average AUM and dividing that number by the total average AUM for the relevant asset class.

(4)
The subordinated management fee effective rates include previously deferred subordinated management fees received during the year and categorized as performance fees.

(5)
DFR MM CLO has been excluded from all categories in this table as DCM manages this CLO, but is not contractually entitled to receive any management fees for DFR MM CLO so long as 100% of the equity is held by DC LLC or an affiliate thereof. In addition, Market Square CLO has been excluded from all categories in this table through July 1, 2009, when we became entitled to receive management fees from Market Square CLO as a result of the sale of all of our preference shares of Market Square CLO on June 30, 2009.

(6)
The effective and contractual rates for Robeco CDO are calculated based on the fees that we are entitled to receive pursuant to the asset purchase agreement between DCM and Robeco Investment Management, Inc. and are not the total fees paid by the CDO or the contractual fee rates set forth in the management agreement.

        The following table summarizes select details of the structure of each of our CDOs:

	Closing Date	January 1, 2010 AUM(1)	First Optional Call Date(2)	Auction Call Date(3)	Termination of Reinvestment Period(4)	Maturity Year
	Month/Year	(In thousands)		Month/Year
CLOs:
Rosemont CLO, Ltd.	01/02	$141,027	10/05	n/a	01/07	2013
Forest Creek CLO Ltd.	05/03	264,993	07/07	n/a	07/08	2015
Long Grove CLO Ltd.	06/04	353,518	08/08	n/a	05/10	2016
Market Square CLO Ltd.	05/05	273,709	07/07	n/a	04/11	2017
Cumberland II CLO Ltd.	09/05	376,207	02/10	n/a	11/11	2019
Marquette Park CLO Ltd.	12/05	291,902	04/10	n/a	01/12	2020
Bridgeport CLO Ltd.	06/06	490,773	10/09	n/a	07/13	2020
Burr Ridge CLO Plus Ltd.	12/06	288,667	06/12	n/a	03/13	2023
Schiller Park CLO Ltd.	05/07	400,369	07/11	n/a	04/13	2021
Bridgeport CLO II Ltd.	06/07	496,983	12/10	n/a	09/14	2021
DFR Middle Market CLO Ltd.(5)	07/07	288,477	07/10	n/a	07/10	2019
Gillespie CLO PLC(6)	08/07	374,915	02/13	n/a	08/13	2023

Total CLOs		4,041,540

ABS CDOs:
Mid Ocean CBO 2000-1 Ltd.	01/01	110,453	04/06	n/a	01/06	2036
Mid Ocean CBO 2001-1 Ltd.	10/01	126,048	02/06	n/a	01/06	2036
Oceanview CBO I, Ltd.	06/02	157,168	06/06	06/12	06/06	2032, 2037	(7)
Northlake CDO I, Limited	02/03	112,105	03/06	03/13	03/07	2033
Knollwood CDO Ltd.	03/04	118,323	04/07	04/12	04/08	2039
River North CDO Ltd.	01/05	210,452	02/09	02/13	02/09	2040
Buckingham CDO Ltd.	07/05	794,798	08/10	08/13	08/10	2040
Pinetree CDO Ltd.	11/05	182,072	01/10	01/14	01/10	2045
Buckingham CDO II Ltd.	12/05	1,116,306	03/11	03/14	03/11	2041
Knollwood CDO II Ltd.	07/06	66,474	07/09	07/13	n/a	2046
Buckingham CDO III Ltd.	08/06	1,056,493	09/11	09/14	09/11	2051
Aramis CDO	03/07	4,030	03/12	n/a	n/a	2047

Total ABS CDOs		4,054,722

Corporate Bond CDOs:
Valeo Investment Grade CDO Ltd.	01/01	280,589	01/05	n/a	01/06	2013
Valeo Investment Grade CDO II Ltd.	05/01	255,578	06/05	n/a	06/06	2013
Robeco CDO II Limited	08/01	110,718	08/05	n/a	02/06	2013
Mayfair Euro CDO I B.V.(6)	06/01	107,930	05/06	n/a	05/06	2013

Total Corporate Bond CDOs		754,815

Total CDO AUM		$8,851,077

(1)
CDO AUM numbers generally reflect the aggregate principal or notional balance of the collateral and, in some cases, the cash balance held by the CDOs and are as of the date of the last trustee report received for each CDO prior to January 1, 2010.

(2)
CDOs are generally callable by equity holders once per quarter beginning on the "first option call date" and subject to satisfaction of certain conditions.

(3)
ABS CDOs generally contain a provision requiring the manager thereof to attempt to liquidate the collateral held therein on the "auction call date," subject to certain conditions, generally including that the proceeds from any such liquidation be sufficient to redeem the notes and pay certain additional expenses.

(4)
Termination of reinvestment period refers to the date after which we can no longer use certain principal collections to purchase additional collateral, and such collections are instead used to repay the outstanding amounts of certain debt securities issued by the CDO.

(5)
We are not contractually entitled to receive any management fees from this CLO so long as 100% of the equity is held by DC LLC or an affiliate thereof.

(6)
The AUM for our Euro-denominated CDOs has been converted into U.S. dollars using the spot rate of exchange on December 31, 2009.

(7)
Maturity date varies by tranche of notes.

        The CDOs that we manage generally contain certain structural provisions, including but not limited to overcollateralization requirements, that are meant to protect investors from deterioration in the credit quality of the underlying collateral pool. Recent increased defaults and downgrades of the collateral underlying our CDOs have put downward pressure on overcollateralization ratios and increased the likelihood that the CDOs we manage will experience events of default or trigger other structural provisions. Noncompliance with overcollateralization tests and other structural provisions may cause cash flows from the CDOs to be diverted to prepay the debt securities issued by the CDOs, which may decrease the asset base on which our future management fees are calculated and typically results in the deferral of the payment of our subordinated management fees. In addition, in certain cases, noncompliance with these overcollateralization tests or other structural provisions can lead to events of default under the indentures governing the CDOs and, ultimately, acceleration of the notes issued by the CDO and the liquidation of the underlying collateral. Certain of our CDOs contain provisions prohibiting the liquidation of the CDO following an event of default unless either the proceeds from the liquidation will be sufficient to pay off all of the notes issued by the CDO along with certain specified expenses or a majority or supermajority of certain specified classes of notes vote to liquidate the CDO. We believe that CDOs that contain these provisions are less likely to liquidate upon the occurrence of an event of default. In addition, certain CDOs we manage contain provisions where noncompliance with overcollateralization tests causes us to become subject to removal as investment manager at the discretion of certain classes of investors.

        CLO investment advisory fee revenue declined by $10.8 million for the year ended December 31, 2009, as compared to the year ended December 31, 2008. We managed four market value CLOs during 2008, all of which contained liquidation triggers and events of default based on the market value of the CLO's assets. The significant decline in liquidity in the credit markets during the year ended December 31, 2008 had a negative impact on the market values of the assets held in our CLOs. All four of our market value CLOs breached their market value triggers during the year ended December 31, 2008 and were subsequently liquidated. For the year ended December 31, 2008, we earned senior management fees of $1.8 million and subordinated management fees of $0.8 million on these market value CLOs. The remainder of our CLOs are cash flow CLOs. Triggers and events of default in these deals are not based on the market value of the underlying asset portfolio.

        Subordinated management fees on CLOs declined by $9.9 million during the year ended December 31, 2009 as compared to the year ended December 31, 2008. This was primarily due to the failure of the overcollateralization tests for substantially all of our cash flow CLOs during the year ended December 31, 2009, resulting in the deferral of subordinated management fees on those CLOs. We earned subordinated management fees on our cash flow CLOs of $2.8 million and $11.8 million for the years ended December 31, 2009 and 2008, respectively. During 2009, all $1.3 million of performance fees represent previously deferred subordinated management fees.

        We expect a portion of our CLO subordinated management fees to continue to be deferred in the near term. However, over time and with continued improvement in market conditions and effective portfolio management, we expect our CLOs to return to compliance with their overcollateralization tests, and, subject to the satisfaction of certain other conditions, we would expect to recoup at least a portion and potentially substantially all of the deferred subordinated management fees and to receive future subordinated management fees on a current basis. We have recently begun to receive a portion of our previously deferred subordinated management fees and, as of December 31, 2009, our CLOs have unrecognized deferred subordinated management fees totaling approximately $6.9 million.

        ABS CDO revenue declined by $5.0 million for the year ended December 31, 2009 as compared to the year ended December 31, 2008 as a result of a decline in senior management fees of $2.0 million, subordinated management fees of $0.2 million and performance fees of $2.8 million. These declines were primarily the result of one of our ABS CDOs liquidating and the reduction in AUM for the remainder of our ABS CDOs, as compared to the year ended December 31, 2008. In addition, during the year ended December 31, 2008 a non-recurring performance fee of $2.7 million was received from one of our ABS CDOs. We expect our ABS CDO AUM and management fees to continue to decline as a result of both the diversion of cash flows to prepay the debt securities issued by those CDOs based on continued noncompliance with overcollateralization tests and other structural provisions and additional defaults and ratings downgrades with respect to the underlying collateral in those CDOs.

        We are continuing to focus on our previously announced strategy of acquiring existing CDO management contracts. On July 17, 2008, we acquired the management contract for Robeco CDO, and, on February 11, 2009, we assumed the management contract for Mayfair Euro CDO.

  Other Investment Advisory Fees

        The following table summarizes the respective investment advisory fee revenues for our investment management contracts related to our separately managed accounts, fixed income arbitrage investment funds and other investment vehicles for the years ended December 31, 2009 and 2008:

	Average AUM(1)	Management Fees	Performance Fees
	(In thousands)
Year ended December 31, 2009:
Separately managed accounts	$313,471	$858	n/a
Other investment vehicle(2)	$13,656	$425	$—
Year ended December 31, 2008:
Fixed income arbitrage investment funds	$455,427	$7,064	$1,186	(3)
Separately managed accounts	$363,666	$870	n/a

(1)
Average AUM is calculated as the average of the AUM on the first day of each month in 2009 and 2008.

(2)
Represents management fee revenues earned on DPLC. We recognized management fee revenues on the portion of the AUM which is not related to our investment in DPLC. As of January 1, 2010, Deerfield and Pegasus agreed to temporarily suspend management fees related to DPLC.

(3)
Performance fees were related to our smaller investment fund, which liquidated on April 30, 2008.

n/a—not applicable

        The reduction in other investment advisory fees during the year ended December 31, 2009 as compared to the year December 31, 2008, was primarily driven by the liquidation of our fixed income arbitrage investment funds during 2008. For the year ended December 31, 2008, we earned management fees of $7.1 million and incentive fees of $1.2 million related to these liquidated investment funds.

        On April 14, 2009, we announced the formation of DPLC, our investment venture with Pegasus. Pegasus is a U.S.-based private equity firm. Pegasus and DFR are currently committed to invest $74.0 million and $15.0 million, respectively, in DPLC. We initially expected such amounts to be invested primarily in corporate bank loans and other senior secured corporate loans. However, as a result of the rapid recovery of corporate loan prices, the return thresholds we initially expected for DPLC are no longer attainable, and we are currently evaluating other investment strategies. As a result of the formation of DPLC, we earned management fees on the portion of the assets under management which is not related to our investment in DPLC. As of January 1, 2010 DFR and Pegasus agreed to temporarily suspend management fees related to DPLC. The commitments of each of Pegasus and DFR are subject to numerous conditions, any or all of which may not be satisfied. As of December 31, 2009, Pegasus and DFR had funded $20.0 million and $4.0 million, respectively, of such commitments. See "Recent Developments" later in this section for further information.

  Intercompany investment advisory fees

        As a result of the Merger, we entered into a new management agreement with DCM. Management fees paid pursuant to this agreement are eliminated upon consolidation in accordance with GAAP. Fees are paid on a cost plus margin basis for investment advisory, management and operational services. All ancillary services, including back office support and certain operating expenses, are charged at cost. For the years ended December 31, 2009, 2008 and 2007, the intercompany investment advisory fees earned in accordance with the new management agreement with DCM were $5.8 million, $12.1 million and $0.4 million, respectively. In addition, intercompany investment advisory fees for the year ended December 31, 2009 include $0.2 million of management fees which were earned on our investment in DPLC and eliminated upon consolidation.

  Expenses

        The following table summarizes our Investment Management segment expenses for the periods presented:

	Year ended December 31,		Variance
			2009 vs. 2008
	2009	2008
	(In millions)
Salaries	$7.9	$13.7	$(5.8)
Incentive compensation	3.3	11.3	(8.0)
Employee benefits	0.9	1.9	(1.0)

Total compensation and benefits	12.1	26.9	(14.8)

Audit and audit-related fees	0.6	0.7	(0.1)
Legal fees	0.1	0.6	(0.5)
Other professional fees	0.2	0.2	—

Total professional services	0.9	1.5	(0.6)

Insurance expense	0.4	0.5	(0.1)

Software and data feeds	1.1	1.9	(0.8)
Other general and administrative fees	0.9	1.1	(0.2)

Total general and administrative expense	2.0	3.0	(1.0)

Fixed asset depreciation	2.7	1.3	1.4
Intangible asset amortization	5.2	8.1	(2.9)

Total depreciation and amortization	7.9	9.4	(1.5)

Occupancy	2.4	2.5	(0.1)

Cost savings initiative	0.2	1.8	(1.6)

Impairment of intangible assets	1.8	47.3	(45.5)
Impairment of goodwill	—	98.7	(98.7)

Total impairment of intangible assets and goodwill	1.8	146.0	(144.2)

Total Investment Management segment expenses	$27.7	$191.6	$(163.9)

        The decrease in expenses of $163.9 million for the year ended December 31, 2009, compared to the year ended December 31, 2008, was primarily attributable to decreases in impairment charges on intangible assets and goodwill of $144.2 million and decreases in compensation and benefits of $14.8 million.

        The $14.8 million, or 54.9%, decrease in compensation and benefits for the year ended December 31, 2009, as compared to the year ended December 31, 2008, was primarily the result of the implementation of two cost savings initiatives and to a lesser extent a reduction in our projected 2009 incentive compensation for existing employees. On March 1, 2008, in response to the adverse credit markets, we implemented a cost savings initiative and reduced our headcount by 13 employees, or 10% of our then current workforce, across a broad range of functions. In November 2008, in response to the continued deterioration in market conditions, we implemented a second cost savings initiative and reduced our headcount by 24 employees, or approximately

26% of our then current workforce, and reduced bonus compensation. The compensation payable to those 24 employees accounted for approximately 37% of our annual compensation expense in 2008. The headcount reductions were largely related to the fixed income arbitrage trading business and the associated back-office infrastructure. We believe these cost savings initiatives will continue to improve our financial results without adversely impacting our ability to operate our business in a prudent manner. As of December 31, 2009 and 2008 we had approximately 67 employees.

        We also focused on cost savings resulting from the reduction of our other operating expenses (excludes depreciation and amortization, cost savings initiatives and impairment of intangible assets and goodwill) which resulted in an aggregate savings of $1.8 million or 24.0% decrease in operating expenses which consisted of savings of $0.6 million, $0.1 million, $1.0 million and $0.1 million in professional fees, insurance expense, general and administrative expense and occupancy expense, respectively.

        During the year ended December 31, 2009, we recorded $1.8 million of impairment charges on intangible assets. We recorded impairment charges of $0.8 million associated with the management contract for Knollwood CDO II and $0.2 million associated with the management contract for Valeo CDO as a result of the decline in expected future management fee cash flows from these CDOs. In addition, we recorded $0.8 million of impairment charges related to the "Deerfield" trade name.

        During the year ended December 31, 2008, we recorded $47.3 million of impairment charges on intangible assets, including $35.4 million associated with the management contracts related to our investment funds, which performed poorly and were liquidated during 2008, and $4.0 million of impairment charges related to the "Deerfield" trade name.

        In addition, we recorded impairment charges of $7.9 million associated with the management contracts related to our CDOs. This is comprised of $3.3 million, $1.5 million, $1.3 million, $1.0 million, $0.4 million, $0.3 million and $0.1 million related to the intangible assets associated with the management contracts for Coltrane CLO PLC, or Coltrane CLO, Bryn Mawr CLO II Ltd., or Bryn Mawr CLO II, Castle Harbor II CLO Ltd., or Castle Harbor II CLO, Western Springs CDO Ltd., or Western Springs CDO, Aramis CDO, Knollwood CDO II and Access Institutional Loan Fund, or Access Fund, respectively. Coltrane CLO triggered a market value-based event of default during the first quarter of 2008 and was liquidated by an administrative receiver. Western Springs CDO triggered an event of default during the first quarter of 2008 resulting primarily from downgrades of its underlying collateral and was subsequently liquidated. Castle Harbor II CLO triggered a market value-based event of default and was subsequently liquidated. Access Fund triggered a market-value based event of default in the third quarter of 2008 and was subsequently liquidated. During the fourth quarter of 2008, Bryn Mawr CLO II triggered a market value-based event of default and was subsequently liquidated. As of December 31, 2008, we also recognized partial and full impairment charges associated with the management contracts related to Knollwood CDO II and Aramis CDO, respectively, as a result of impairment analysis based on future cash flows.

        For the year ended December 31, 2008, we recorded full impairment of the $98.7 million in goodwill recorded in conjunction with the Merger. Although a significant amount of time had not passed since the Merger, the continued deterioration of global credit markets and significant decline in our overall market capitalization during the first quarter of 2008 was a triggering event for an analysis of possible goodwill impairment. For the first quarter of 2008, the estimated cash flows generated by the Investment Management segment were generally consistent with the cash flows estimated at the time of the Merger. However, the market multiple for the companies that we considered comparable had decreased. This decline in market multiples largely contributed to the $20.0 million of goodwill impairment recorded during the first quarter of 2008. As a result of the further decline in our overall market capitalization experienced during the third quarter of 2008, we performed another analysis for possible goodwill impairment as of September 30, 2008 and determined that impairment on the remaining goodwill balance (after Merger purchase price adjustments) of $78.1 million was necessary. This was a result of the combined effect of lower market multiples, continued decline in our overall market capitalization and reduced estimated cash flows from the Investment Management segment compared to those estimated at the time of the Merger due to declines in AUM.

        In connection with the Lease Amendment signed on November 27, 2009, we expect our annual rent expense to be reduced by approximately $1.3 million annually to reflect the reduced square footage of the New Premises. We will recognize a non-cash acceleration of depreciation and amortization expense related to certain leasehold improvements and fixed assets on the Original Premises as a result of a shorter estimated life for the use of those assets. The total impact of the acceleration of the depreciation and amortization expense is approximately $6.9 million, which we will expense ratably from the date the Lease Amendment was signed to the date on which we vacate the Original Premises (expected to be April 30, 2010). The impact of the accelerated depreciation during the year ended December 31, 2009 was approximately $1.4 million.

  Other Income and Gain (Loss)

        Other income and gain (loss) for the Investment Management segment primarily consisted of the realized and unrealized losses related to our investments in preferred shares of CDOs that are managed by DCM and beneficial interest in CDOs. During the year ended December 31, 2009, we recognized unrealized losses of $0.1 million in net gain (loss) on investments at fair value in the consolidated statements of operations related to these investments. During the year ended December 31, 2008, we recognized realized and unrealized losses of $1.3 million and $2.6 million, respectively, in net gains (loss) on investments at fair value in the consolidated statements of operations related to these investments.

  Income Tax Expense

        For the year ended December 31, 2009, the Investment Management segment recorded income tax expense of $29,000 due to our subsidiary in London. There is a full valuation allowance on all of our deferred tax assets except for those associated with our subsidiary in London. See "Income Taxes" within the "Critical Accounting Policies" section for a full discussion of our accounting for income taxes.

Principal Investing Segment

  Revenues

        Our Principal Investing segment revenues represent the net spread, or difference, between the interest income we earn on our investment portfolio and the cost of our borrowings. We also recognize the impact of our provision for loan losses on our Principal Investing segment revenues. The following table summarizes the Principal Investing segment revenues:

				Variance
	Year ended December 31,
				2009 vs. 2008	2008 vs. 2007
	2009	2008	2007
	(In millions)
Principal Investing Segment Revenues
Interest income	$48.8	$121.6	$492.8	$(72.8)	$(371.2)
Interest expense	15.0	77.7	393.1	62.7	315.4

Net interest income	33.8	43.9	99.7	(10.1)	(55.8)
Provision for loan losses	20.1	76.0	8.4	55.9	(67.6)

Total Principal Investing segment revenues	$13.7	$(32.1)	$91.3	$45.8	$(123.4)

        The following table summarizes our Principal Investing segment interest income:

	Year ended December 31,					% of total interest income
				Variance 2009 vs. 2008	Variance 2008 vs. 2007
	2009	2008	2007			Year ended December 31,
	(In millions)					2009	2008	2007
Real Estate Investments:
RMBS	$16.1	$59.0	$379.8	$(42.9)	$(320.8)	33.0%	48.5%	77.1%
Corporate loans and securities:
Loans held in DFR MM CLO	24.0	28.7	13.7	(4.7)	15.0	49.2%	23.6%	2.8%
Loans held in the Wachovia Facility	1.2	10.1	42.9	(8.9)	(32.8)	2.5%	8.3%	8.7%
Other corporate leveraged loans	0.5	2.6	2.4	(2.1)	0.2	1.0%	2.1%	0.5%
High yield corporate bonds	—	—	0.7	—	(0.7)	0.0%	0.0%	0.1%
Assets held in Market Square CLO	6.1	18.1	23.3	(12.0)	(5.2)	12.5%	14.9%	4.7%
Assets held in DPLC	0.5	—	—	0.5	—	1.0%	0.0%	0.0%
ABS held in Pinetree CDO	—	—	21.3	—	(21.3)	0.0%	0.0%	4.3%
Commercial real estate loans and securities	(0.1)	1.7	5.9	(1.8)	(4.2)	-0.2%	1.4%	1.2%
Treasuries and short term investments	—	1.3	2.5	(1.3)	(1.2)	0.0%	1.1%	0.5%
Equities and other investments	0.5	0.1	0.3	0.4	(0.2)	1.0%	0.1%	0.1%

Total interest income	$48.8	$121.6	$492.8	$(72.8)	$(371.2)	100.0%	100.0%	100.0%

        The decrease in interest income of $72.8 million for the year ended December 31, 2009 as compared to the year ended December 31, 2008, was attributable primarily to the reduction of our RMBS and alternative assets portfolios and, to a lesser extent, to a lower interest rate environment. As of December 31, 2009, our RMBS and alternative asset portfolios totaled $305.2 million and $288.4 million, respectively, as compared to $347.8 million and $460.6 million, respectively, at December 31, 2008. RMBS interest income decreased by $42.9 million for the year ended December 31, 2009 as compared to the year ended December 31, 2008. This decline was primarily the result of the sale of RMBS with an amortized cost of $6.2 billion during the three months ended March 31, 2008 combined with a lower interest rate environment. The $29.9 million decrease in alternative assets interest income for the year ended December 31, 2009 as compared to the year ended December 31, 2008, was primarily the result of lower investment balances and a lower interest rate environment. Loans held in DFR MM CLO and other corporate leveraged loans totaled $261.2 million as of December 31, 2009 as compared to $262.4 million of loans held in DFR MM CLO, loans held in the Wachovia Facility and other corporate leveraged loans as of December 31, 2008. The Wachovia Facility was fully repaid and all of our obligations thereunder were satisfied during the third quarter of 2009. Reductions in interest rates and the placement of certain loans on non-accrual status also contributed to the reductions in interest income on loans held in DFR MM CLO and commercial real estate loans and securities. The decrease in interest income on loans held in the Wachovia Facility of $8.9 million for the year ended December 31, 2009 was the result of the sale of a substantial portion of the loans in the portfolio during 2008 and the first quarter of 2009. In addition, as a result of the sale of all of our preference shares in Market Square CLO, we deconsolidated Market Square CLO on June 30, 2009 and subsequently we no longer include the results of Market Square CLO in the results of our operations. Reductions in interest income related to Market Square CLO were $12.0 million for the year ended December 31, 2009 as compared to the year ended December 31, 2008.

        The decrease in interest income of $371.2 million during 2008 was primarily attributable to the significant reduction of our RMBS and corporate loans and other investments portfolios and, to a lesser extent, to a lower interest rate environment. As of December 31, 2008, our RMBS and corporate loans and other investments portfolios totaled $347.8 million and $460.6 million, respectively, as compared to $6.3 billion and $744.1 million, respectively, at December 31, 2007. Additionally, we sold all of our preference shares in Pinetree CDO and deconsolidated that entity as of December 31, 2007, which resulted in reductions in interest income of $21.3 million for the year ended December 31, 2008. Other corporate leveraged loans, assets held in the Wachovia Facility and assets held in DFR MM CLO totaled $262.4 million as of December 31, 2008 as compared to $435.2 million as of December 31, 2007. The decrease in interest income on assets held in the Wachovia Facility of $32.8 million for the year ended December 31, 2008 was partially offset by the increase of

$15.0 million in interest income on assets held in DFR MM CLO, as certain of these assets were moved out of the Wachovia Facility in conjunction with the closing of DFR MM CLO in July 2007.

        The following table summarizes our Principal Investing segment interest expense:

	Year ended December 31,
				Variance 2009 vs. 2008	Variance 2008 vs. 2007
	2009	2008	2007
	(In millions)
Repurchase agreements	$2.2	$39.5	$375.6	$(37.3)	$(336.1)
Hedging activity	0.2	5.4	(48.4)	(5.2)	53.8
Long term debt:
Recourse:
Trust preferred securities	4.7	7.6	10.1	(2.9)	(2.5)
Non-Recourse:
DFR MM CLO	3.9	10.0	2.4	(6.1)	7.6
Market Square CLO	2.7	11.3	16.3	(8.6)	(5.0)
Pinetree CDO	—	—	17.1	—	(17.1)
Wachovia Facility	—	1.6	15.1	(1.6)	(13.5)

Total long term debt	11.3	30.5	61.0	(19.2)	(30.5)
Amortization of debt issuance cost	1.3	2.3	4.5	(1.0)	(2.2)
Margin borrowing and other	—	—	0.4	—	(0.4)

Total interest expense	$15.0	$77.7	$393.1	$(62.7)	$(315.4)

        The decrease in interest expense of $62.7 million for the year ended December 31, 2009 compared to the year ended December 31, 2008 was primarily the result of significantly reduced repurchase agreement balances and long term debt balances and, to a lesser extent, a lower interest rate environment during the year ended December 31, 2009, as compared to 2008. During the first quarter of 2008, we significantly reduced our RMBS portfolio through sales, which in turn resulted in the repayment of the outstanding repurchase agreements used to finance that RMBS and the termination of the associated interest rate swaps used to hedge our interest rate risk on those repurchase agreements. The decrease in the average outstanding repurchase agreement balance and swaps outstanding for the year ended December 31, 2009 combined with a lower interest rate environment during the year ended December 31, 2009, as compared to the year ended December 31, 2008, contributed to a $42.5 million decrease in interest expense.

        The interest expense related to long term debt decreased by $20.2 million for the year ended December 31, 2009 as compared to the year ended December 31, 2008. The deconsolidation of Market Square CLO on June 30, 2009 provided a decrease in interest expense of $8.6 million for the year ended December 31, 2009 as compared to the year ended December 31, 2008. Lower interest rates on our long term debt and lower outstanding long term debt balances on DFR MM CLO during 2009 provided decreases of $10.0 million for the year ended December 31, 2009 as compared to the year ended December 31, 2008. In addition, we fully repaid the outstanding balance in the Wachovia Facility in August 2009. This resulted in a reduction to our interest expense of $1.6 million for the year ended December 31, 2009 as compared to the year ended December 31, 2008.

        The decrease in interest expense of $315.4 million for the year ended December 31, 2008 compared to the year ended December 31, 2007 was primarily the result of significantly reduced repurchase agreement balances and long term debt balances and, to a lesser extent, a lower interest rate environment during the year ended December 31, 2008, as compared to 2007. During the first quarter of 2008, we sold a significant portion of our RMBS portfolio through sales, which in turn resulted in the repayment of the outstanding repurchase agreements used to finance that RMBS and our outstanding interest rate swaps used to hedge our interest rate risk on our repurchase agreements. The decrease in the repurchase agreement balance and swaps outstanding for the year ended December 31, 2008 combined with a lower interest rate environment during the year ended December 31, 2008, as compared to the year ended December 31, 2007, contributed to a $282.3 million decrease in interest expense.

        The interest expense related to long term debt decreased by $30.5 million in 2008. There were significant changes in our outstanding long term debt balances in 2008 compared to 2007. We decreased the outstanding balance in the Wachovia Facility from $73.4 million to $13.9 million through sales and paydowns. In addition, we sold our entire investment in and deconsolidated Pinetree CDO as of December 31, 2007, which resulted in a reduction to our interest expense of $17.1 million for the year ended December 31, 2008.

        We expect interest expense related to our Trust Preferred Securities to decline in the near term as we entered into an exchange offer in March 2010, which among other things will reduce our interest rate to a fixed interest rate of 1% per annum commencing on April 30, 2010, until at least December 2012 and possibly through April 30, 2015 if certain specified events occur. Additionally, we expect a further net reduction in interest expense as a result of the extinguishment of the Series A and Series B Notes partially offset by a new debt issuance. See "Recent Developments" later in this section for further information.

  Provision for Loan Losses

        The following table summarizes our Principal Investing segment provision for loan losses:

	Year ended December 31,
	2009	2008	2007
	(In millions)
Loans held in DFR MM CLO	$15.2	$17.3	$—
Loans held in Wachovia Facility	—	34.4	3.1
Other corporate leveraged loans	—	17.2	5.3
Commercial real estate loans	4.9	7.1	—

Total provision for loan losses	$20.1	$76.0	$8.4

        During the year ended December 31, 2009 we recognized provisions for loan losses of $20.1 million. This was primarily comprised of provisions for loan losses of $18.1 million related to five loans held in DFR MM CLO. As of December 31, 2009 we still held three of these loans with total outstanding principal of $12.7 million. In addition, we recorded recoveries of $2.9 million related to the two loans we no longer hold. We also recorded provisions for loan losses of $4.4 million related to three commercial real estate loans still being held for investment with total outstanding principal of $8.1 million and $0.5 million related to one commercial real estate loan which we no longer own.

        During the year ended December 31, 2008 we recognized provisions for loan losses of $76.0 million. We sold a significant portion of the loans held within the Wachovia Facility during the year ended December 31, 2008, and we transferred loans held within the Wachovia Facility to loans held for sale with a par value of $81.4 million and a carrying value at date of transfer of $46.7 million. In addition, we transferred other corporate leveraged loans with a par value of $39.0 million and a carrying value at date of transfer of $12.4 million to loans held for sale during the period. In conjunction with these transfers from loans held for investment to loans held for sale we determined the estimated fair value for these loans and transferred them to held for sale at the estimated fair value, with the difference between the held for investment carrying value and the estimated fair value flowing through the provision for loan losses. We recorded increases to the provision for loan losses of $52.5 million during the year ended December 31, 2008 for loans held in the Wachovia Facility and other corporate leveraged loans as a result of transferring these assets to held for sale. In addition, we recorded an increase in the provision for loan losses of $17.3 million related to three loans held in DFR MM CLO and $6.2 million related to four commercial real estate loans still being held for investment.

        The 2007 provision for loan losses of $8.4 million was composed of an increase of $12.2 million related to three loans, partially offset by a $3.8 million recovery of one of the loans.

  Expenses

        The following table summarizes Principal Investing segment expenses for the periods presented:

	Year ended December 31,
				Variance 2009 vs. 2008	Variance 2008 vs. 2007
	2009	2008	2007
	(In millions)
Management fee expense to related party (1)	$7.0	$12.1	$14.7	$(5.1)	$(2.6)

Audit and audit-related fees	0.7	1.5	1.5	(0.8)	—
Legal fees	1.0	3.5	1.5	(2.5)	2.0
Other professional fees	0.4	0.7	1.3	(0.3)	(0.6)

Total professional services	2.1	5.7	4.3	(3.6)	1.4

Insurance expense	2.7	2.4	0.8	0.3	1.6

Board of directors fees	1.6	1.5	1.3	0.1	0.2
Banking and other administrative fees	0.6	0.7	0.6	(0.1)	0.1
Software and data feeds	0.1	0.2	0.5	(0.1)	(0.3)
Other general and administrative fees	0.2	0.5	0.2	(0.3)	0.3
DPLC stucturing and organizational expenses	3.3	—	—	3.3	—

Total general and administrative expenses	5.8	2.9	2.6	2.9	0.3

Total Principal Investing segment expenses	$17.6	$23.1	$22.4	$(5.5)	$0.7

(1)
Management fee expense of $5.8 million, $12.1 million and $0.4 million for the years ended December 31, 2009, 2008 and 2007, respectively, is charged in conjunction with our management agreement with DCM and eliminated in consolidation. In addition, management fee expense of $0.2 million for the year ended December 31, 2009 is charged on the Company's investment in DPLC and eliminated in consolidation.

        The decrease in expenses of $5.5 million for the year ended December 31, 2009, compared to the same period in 2008, was attributable to decreases in management fee expense to related party and professional services of $5.1 million and $3.6 million, respectively, partially offset by increases in general and administrative expenses and insurance expense of $2.9 million and $0.3 million, respectively. The decrease in total professional services of $3.6 million was primarily the result of a $2.5 million decrease in legal fees and a $0.8 million decrease in audit and audit-related fees based on a reduction in estimated fees for services during 2009. The $2.9 million increase in general and administrative expenses was primarily driven by $3.3 million in one-time organizational and structuring fees attributable to the formation of DPLC. These fees were borne by DPLC. The $0.3 million increase in insurance expense reflects an increase in insurance premiums over the prior period presented.

        The increase in expenses of $0.7 million for the year ended December 31, 2008, compared to the same period in 2007, was primarily attributable to increases of $2.0 million in legal fees and $1.6 million of insurance expense partially offset by a $2.6 million decrease in total management and incentive fee expense to a related party. The $2.0 million increase in legal fees was largely a result of our SEC investigation, and we believe the $1.6 million increase in insurance expense was the result of generally higher premiums for companies who operate in our industry, due to volatility in the mortgage and credit markets, as well as increased premiums following the Merger. The $2.6 million decrease in total management and incentive fee expense to related party was the result of a $2.2 million decrease in incentive fee expense as our new management contract is on a cost plus margin basis.

  Other Income and Gain (Loss)

        The following table summarizes our Principal Investing segment other income and gain (loss) for the periods presented:

				Variance	Variance
	Year ended December 31,
				2009 vs. 2008	2008 vs. 2007
	2009	2008	2007
	(In millions)
Net realized loss on available-for-sale securities	$—	$—	$(2.7)	$—	$2.7
Other-than-temporary impairment on available-for-sale securities	—	(4.7)	(109.6)	4.7	104.9

Net loss on available-for-sale securities	—	(4.7)	(112.3)	4.7	107.6

Net realized gain (loss) on investments at fair value	3.2	(179.4)	6.0	182.6	(185.4)
Net unrealized gain (loss) on investments at fair value	6.7	(36.5)	9.5	43.2	(46.0)

Net gain (loss) on investments at fair value	9.9	(215.9)	15.5	225.8	(231.4)

Net realized (loss) gain on loans	(3.3)	(15.4)	0.4	12.1	(15.8)
Net unrealized gain (loss) on loans	38.6	(83.6)	(15.0)	122.2	(68.6)

Net gain (loss) on loans	35.3	(99.0)	(14.6)	134.3	(84.4)

Net realized (loss) gain on interest rate swaps	(9.9)	(277.4)	11.8	267.5	(289.2)
Net realized (loss) gain on credit default swaps	(0.5)	(2.4)	1.7	1.9	(4.1)
Net realized (loss) gain on total return swaps	—	(2.3)	0.9	2.3	(3.2)
Net realized loss on interest rate floors and caps	—	(1.7)	(4.4)	1.7	2.7
Net realized loss on warrants	(0.2)	—	—	(0.2)	—
Net unrealized gain (loss) on interest rate swaps	12.6	50.4	(61.8)	(37.8)	112.2
Net unrealized gain (loss) on credit default swaps	0.4	0.2	(1.5)	0.2	1.7
Net unrealized gain (loss) on total return swaps	—	0.8	(1.6)	(0.8)	2.4
Net unrealized gain (loss) on interest rate floors and caps	—	1.1	(0.6)	(1.1)	1.7
Net unrealized gain (loss) on warrants	0.1	(1.1)	(0.2)	1.2	(0.9)

Net gain (loss) on derivatives	2.5	(232.4)	(55.7)	234.9	(176.7)

Dividend income	0.2	0.5	0.3	(0.3)	0.2
Other net (loss) gain	(0.5)	(0.9)	2.8	0.4	(3.7)

Dividend income and other net (loss) gain	(0.3)	(0.4)	3.1	0.1	(3.5)

Net gain on the deconsolidation of Market Square CLO	29.6	—	—	29.6	—

Net other income and gain (loss)	$77.0	$(552.4)	$(164.0)	$629.4	$(388.4)

Total realized gain (loss)	$19.1	$(478.1)	$14.0	$497.2	$(492.1)

Total unrealized gain (loss)	$57.9	$(74.3)	$(178.0)	$132.2	$103.7

        Net other income and gain (loss) improved by $629.4 million for the year ended December 31, 2009 compared to the year ended December 31, 2008. This improvement was primarily attributable to improvements in derivatives, investments at fair value and loans of $234.9 million, $225.8 million and $134.3 million, respectively, and a net gain on the deconsolidation of Market Square CLO of $29.6 million.

        During the year ended December 31, 2009, the net gains on investments at fair value were $9.9 million, primarily driven by $5.2 million in net gains on the RMBS portfolio and $4.7 million in net gains on other investments at fair value. During the year ended December 31, 2009 the net gains on derivatives were $2.5 million, primarily driven by $2.7 million in net gains on interest rate swaps. The decrease in net losses on investments at fair value and derivatives, as compared to the year ended December 31, 2008, was primarily the result of the significant sales of our RMBS portfolio and associated reductions in our outstanding interest rate swaps during the first quarter of 2008. During the first quarter of 2008, our RMBS portfolio experienced a significant decrease in value fueled by the emergent credit crisis. This reduced our ability to successfully finance and hedge our RMBS portfolio. We sold a substantial portion of our non-Agency RMBS and Agency RMBS to improve liquidity, which resulted in realized trading losses on RMBS of $179.4 million for the year ended December 31, 2008. In conjunction with the sale of a substantial portion of our RMBS portfolio during the year ended December 31, 2008, we terminated 205 interest rate swaps with a notional amount of $6.6 billion, which resulted in net losses on interest rate swaps during the year ended December 31, 2008 of $227.0 million.

        Prior to these sales, as of January 1, 2008, in conjunction with the adoption of ASC Topic 825, we de-designated $3.8 billion (notional) of interest rate swaps previously designated as a hedge with a net negative fair value of $85.9 million at de-designation, including accrued interest. As of the adoption date, the other comprehensive loss related to the de-designation of interest rate hedges was $69.9 million. To the extent that the forecasted rolls on repurchase agreement transactions continued as anticipated, we would have amortized this loss and the $27.3 million in other comprehensive loss related to previously de-designated swaps from other comprehensive loss into interest expense over the remaining original hedge period, and all future changes in fair value of the interest rate swaps would have been reflected in the condensed consolidated statements of operations. However, due to the significant RMBS sales activity and corresponding repurchase agreement repayment during the three months ended March 31, 2008, forecasted rolls on the repaid repurchase agreements did not continue as anticipated. As a result, a loss of $91.7 million (including $69.6 million of accelerated amortization on interest rate swaps) was recognized during the three months ended March 31, 2008 in the condensed consolidated statements of operations in net loss on derivatives, and a corresponding cumulative net loss relating to newly and previously de-designated and terminated interest rate swaps in other comprehensive loss was removed.

        The improvement in net gain (loss) on loans during the year ended December 31, 2009, as compared to the same period in 2008, was primarily the result of stronger market performance, which in turn increased the valuation of our held for sale portfolio within Market Square CLO by $45.2 million. Unrealized gains on loans held for sale include recoveries up to original cost or value on the date the loan was transferred from loans held for investment to loans held for sale. The increase in valuation on our Market Square CLO loan portfolio was partially offset by decreased performance on other loans held for sale, which drove down valuations on these loans. In addition, we realized net loss on sales of loans of $3.3 million during the year ended December 31, 2009, primarily as a result of the sale of loans held within the Wachovia Facility with a par value of $31.5 million for $10.8 million, net of interest of $0.2 million, during the three months ended March 31, 2009.

        Although substantially all of the $35.3 million of net gain (loss) on loans for the year ended December 31, 2009 related to loans held in Market Square CLO, our future results will not reflect changes to the values of loans held in Market Square CLO as a result of its deconsolidation.

        Net other income and gain (loss) had increased net losses of $388.4 million for the year ended December 31, 2008, compared to the same period for 2007, primarily attributable to increased losses on investments at fair value, derivatives and loans of $231.4 million, $176.7 million and $84.4 million, respectively, partially offset by decreased losses on available-for-sale securities of $107.6 million.

        As discussed above, the increase in losses on investments in fair value during the year ended December 31, 2008 as compared to the same period in 2007 was primarily the result of realized losses as a result of the sale of a substantial portion of our RMBS portfolio during 2008 which resulted in realized trading losses of $179.4 million for the year ended December 31, 2008. Unrealized losses on investments at fair value were $36.5 million during the year as a result of the overall decrease in the value within the RMBS market. The termination of the majority of our interest rate swaps during the year ended December 31, 2008 resulted in net losses on interest rate swaps during the year ended December 31, 2008 of $227.0 million. The increase in losses on loans was the result of the weakness in the broader financial markets during 2008, where reduced liquidity across the spectrum of securities drove down the valuations of our held for sale loan portfolio within Market Square CLO. The decreased losses on available-for-sale securities of $107.6 million during the year ended December 31, 2008 was the result of having a smaller portfolio of available-for-sale securities this year as a result of the adoption of ASC Topic 825 on January 1, 2008, which resulted in the transfer of all RMBS to investments at fair value.

  Income Tax Expense

        For the years ended December 31, 2009 and 2008, the Principal Investing segment recorded income tax expense of zero and $0.2 million, respectively. This amount is net of a full valuation allowance on the deferred tax assets. See "Income Taxes" within the "Critical Accounting Policies" section for a full discussion of our accounting for income taxes.

Contractual Obligations and Commitments

        The table below summarizes our contractual obligations as of December 31, 2009. These obligations exclude interest expenses because such amounts are not fixed and determinable:

	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years
	(In thousands)
Long term debt(1)	$413,329	$—	$72,315	$—	$341,014
Repurchase agreements	291,463	291,463	—	—	—
Lease(2)	7,448	1,060	1,153	1,203	4,032
Derivative liabilities(3)	450	450	—	—	—
Contractual bonus(4)	1,766	1,766	—	—	—
Interest payable(5)	1,103	1,103	—	—	—
Unfunded loan commitments(6)	2,375	2,375	—	—	—
Unsettled investment purchases	803	803	—	—	—
Contractual severance payments	32	32	—	—	—
Other commitments	259	259	—	—	—

Total	$719,028	$299,311	$73,468	$1,203	$345,046

(1)
Long-term debt includes borrowings of $217.3 million, $123.7 million and $72.3 million related to DFR MM CLO, the Trust Preferred Securities and Series A and Series B Notes, respectively. DFR MM CLO debt is due in 2019 and can be called by us, quarterly at par, after July 20, 2010. $51.6 million of the Trust Preferred Securities mature on October 30, 2035, but are callable by us on or after October 30, 2010, while the remaining $72.1 million mature on October 30, 2036, but are callable by us on or after October 30, 2011. The Series A and Series B Notes are due in December 2012. In all cases, the actual maturity date was used to reflect the period when these commitments would be due, which assumes we are able to stay in compliance with all agreements.

(2)
Amounts are based on cash payment requirements.

(3)
Derivative liabilities represents the fair value of the interest rate swap and cap held in a liability position as of December 31, 2009. These contracts represent contractual agreements, where our obligation to pay is dependent upon termination or expiration of the contract and will vary from the fair value presented in this table based on changes in interest rates through the termination or expiration date. All derivative liabilities are categorized as payable within one year, although the length until their contractual expiration dates may be significantly longer.

(4)
Contractual bonus represents the contractual bonuses for certain executives and other employees.

(5)
Interest payable represents the current interest payable as of December 31, 2009. Interest payable is calculated based on variable indexed interest rates, and therefore it was not practicable to estimate future interest payments. All interest payables are categorized as payable within one year, although the term of the underlying debt is significantly longer.

(6)
The unfunded loan commitments represent all amounts unfunded as of December 31, 2009. These amounts may or may not be funded to the borrowing party now or in the future.

Off-Balance Sheet Arrangements

        In September 2005, August 2006 and October 2006, we formed Trust I, Trust II and Trust III, each of which are VIEs. Through our wholly-owned subsidiary, DC LLC, we own 100% of the common shares of the Trusts, which issued, in the aggregate, $120.0 million of preferred shares to unaffiliated investors. DC LLC issued junior subordinated debt securities to the Trusts in the aggregate of $123.7 million, which are guaranteed by us. The rights of common shares of the Trusts are subordinate to the rights of the preferred shares only in the event of a default. Otherwise, the common stockholders' economic and voting rights rank pari passu with the preferred stockholders. We record the investment in the Trusts' common shares as other investments at cost and record dividend income upon declaration by the Trust. See "Part II—Item 8. Financial Statements and Supplementary Data" in Note 2 for a summary of the Trusts transactions. The junior subordinated debt securities are recorded as long term debt, and debt issuance costs are deferred in prepaid and other assets in the consolidated balance sheet. Interest on the debt securities and amortization of debt issuance costs are recorded in the consolidated statements of operations as interest expense.

        As of December 31, 2009, we did not maintain any other relationships with unconsolidated entities or financial partnerships, such as entities often referred to as structured finance, special purpose or VIEs, established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes. Further, as of December 31, 2009, 2008, and 2007, we had not guaranteed any obligations of unconsolidated entities or entered into any commitment or intent to provide additional funding to any such entities, except for the Trusts. See "Recent Developments" later in this section regarding material changes to the Trusts.

Liquidity and Capital Resources

        We held cash and cash equivalents of $48.7 million as of December 31, 2009.

        Our operating activities used cash of $137.2 million for the year ended December 31, 2009, primarily through the following:

        Net inflows and non-cash adjustments of $97.9 million, consisting of the following:

  •
  Net income attributable to common stockholders—$64.3 million

  •
  Provision for loan losses—$20.1 million

  •
  Depreciation and amortization—$7.9 million

  •
  Net change in operating assets and liabilities—$2.5 million

  •
  Impairment of intangible assets—$1.8 million

  •
  Unrealized loss from other investments—$0.6 million

  •
  Share-based compensation—$0.3 million

  •
  Non-cash rental expense—$0.2 million

  •
  Amortization of net loss on previously designated derivatives—$0.2 million

        Net outflows and non-cash adjustments totaled $235.1 million, consisting of the following:

  •
  Net purchases of investments at fair value—$145.1 million

  •
  Net gain on loans—$35.3 million

  •
  Net gain on the deconsolidation of Market Square CLO—$29.6 million

  •
  Net changes in undesignated derivatives—$13.3 million

  •
  Net gain on investments at fair value—$9.8 million

  •
  Net premium and discount amortization on investments, loans and debt issuance—$1.2 million

  •
  Net purchases of loans held for sale—$0.8 million

        Our investing activities provided cash of $197.4 million for the year ended December 31, 2009, primarily from principal payments and proceeds from the sale of investments at fair value previously classified as available-for-sale of $175.6 million, the change in restricted cash and cash equivalents of $51.9 million, principal payments and proceeds from the sale of loans held for investment of $48.1 million and principal payments and proceeds from the sale of loans previously classified as held for investment of $14.3 million, partially offset by the origination and purchase of loans held for investment of $92.5 million.

        Our financing activities used cash of $44.3 million for year ended December 31, 2009, primarily for payments on repurchase agreements of $34.3 million, payments on the Wachovia Facility of $13.9 million, payments on other non-recourse long term debt of $15.8 million within the DFR MM CLO and debt issuance costs of $0.4 million, partially offset by contributions of noncontrolling interests of $20.1 million.

  Leverage

        Our RMBS holdings were $305.2 million and $347.8 million as of December 31, 2009 and 2008, respectively. Our repurchase agreements liabilities were $291.5 million and $326.1 million as of December 31, 2009 and 2008, respectively. As discussed in more detail in the following section, "Liquidity and Sources of Funds," our remaining long term debt of $413.3 million consists of $217.3 million of non-recourse debt, $72.3 million of Series A and Series B Notes, due in 2012, and $123.7 million of Trust Preferred Securities with $51.6 million and $72.1 million due in 2035 and 2036, respectively.

        Although we continue to closely monitor our leverage, the changes in our business resulting from the Merger in 2007 and the termination of our REIT status in 2008 impact how we expect to use and manage leverage going forward. The acquisition of Deerfield, and our subsequent focus on our Investment Management segment, significantly reduces our need for leverage and equity to support our operations because of the generation of cash flows in the form of contractual investment advisory fees. Additionally, the termination of our REIT status provides us with more flexibility to allocate capital to assets other than RMBS, although, in the near term, we expect to continue to hold our RMBS portfolio.

Liquidity and Sources of Funds

        We believe that our current cash and cash equivalents, unencumbered liquid assets, net equity in our financed RMBS portfolio, along with cash flows from operations, among other things, are adequate to meet anticipated long term (greater than one year) liquidity requirements. Unencumbered RMBS and unrestricted cash and cash equivalents aggregated $51.4 million at December 31, 2009. In addition, net equity in our financed RMBS portfolio (including associated interest rate swaps), excluding the unencumbered RMBS included above, totaled $14.9 million at December 31, 2009. In total, we had unrestricted cash and cash equivalents, unencumbered RMBS and net equity in the financed RMBS portfolio of $66.3 million as of December 31, 2009. As of December 31, 2009, the fair value of our Agency RMBS and non-Agency RMBS portfolios were $302.5 million and $2.6 million, respectively. Our largest repurchase agreement counterparty has required that we maintain a minimum of $20.0 million of cash and certain eligible securities in the custody of such counterparty in order to maintain our current repurchase agreement margin percentages on our Agency RMBS. If we fail to satisfy this requirement, the counterparty will have the right to increase the margin percentages under our repurchase agreements and exercise other remedies. As of December 31, 2009, we were in compliance with this requirement.

        On July 31, 2009, we entered into three supplemental indentures with the holders of the Trust Preferred Securities issued by each of Trust I, Trust II and Trust III. See "Recourse Debt" below for additional disclosure regarding the supplemental indentures.

        We attempt to maintain our leverage at a level that we believe ensures that our cash and cash equivalents will be sufficient to satisfy our liquidity requirements. If we are required to sell RMBS, sales at prices lower than their carrying value would result in further realized losses and reduced income. For further discussions concerning the availability of repurchase agreement financing, which we use to finance our RMBS portfolio, see "Trends—Liquidity" above. We may increase our capital resources by consummating offerings of securities or issuing new debt, possibly including preferred stock, common stock, commercial paper, medium-term notes, CDOs, collateralized mortgage obligations and other borrowings. The ability to execute these strategies will depend on, among other things, market conditions for capital raises and for the investment of any proceeds.

        Pursuant to the Lease Amendment, the amount of the letter of credit constituting our security deposit under the Lease was reduced from approximately $2.3 million to approximately $1.3 million. This $1.0 million reduction has been placed in escrow along with $0.5 million by the landlord for build-out costs for our New Premises. The Lease Amendment provides for a further reduction of the amount of the letter of credit to $0.5 million on September 30, 2010 upon the satisfaction of certain conditions.

        As we focus on growing our Investment Management segment, we expect to utilize our cash and liquidity to invest in new investment products. We also may use our cash in connection with the acquisition of CDO management contracts or other Investment Management opportunities. We expect a portion of our CLO subordinated investment advisory fees to continue to be deferred in the near term. However, over time and with improved market conditions and effective portfolio management, we expect our CLOs to return to compliance with their overcollateralization tests, and, subject to the satisfaction of certain other conditions, we would expect to recoup at least a portion and potentially substantially all of the deferred subordinated management fees and to receive future subordinated management fees on a current basis.

        The economic impact of our investment in DFR MM CLO is determined by the cash flows distributed to us by DFR MM CLO on our investment in $50.0 million of preferred shares and our investment in $19.0 million of debt of DFR MM CLO, subject to diversion of cash flows away from us as provided in accordance with the indenture for DFR MM CLO. For the years ended December 31, 2009, 2008 and 2007, the net income of $7.1 million, $1.9 million and $10.5 million, respectively, recorded under GAAP for DFR MM CLO were not indicative of the economic impact to us of cash flow distributions from DFR MM CLO of $5.5 million, $21.4 million and zero, respectively. Cash flows from our investment in the preferred shares of DFR MM CLO were diverted beginning in the second quarter of 2009 in accordance with the DFR MM CLO indenture; however, cash flows were still received on our investment in DFR MM CLO debt. Additionally, during the first quarter of 2010, we received a distribution of $3.6 million related to our investment in the preferred shares of DFR MM CLO, and while we do expect to receive future cash flows from this investment, it is very difficult to predict the timing and amount of such future cash flows.

  Investment Management Segment

        The following is a summary of our recourse Investment Management segment borrowings as of December 31, 2009:

	Series A and Series B Notes
Outstanding balance (in thousands)	$72,315	(1)
Weighted average borrowing rate	5.29%
Weighted-average remaining maturity (in years)	3.00

(1)
Principal outstanding of $73.9 million is presented net of a remaining $1.6 million discount.

        On December 21, 2007, in connection with the Merger, we issued the Series A and Series B Notes to the sellers with a principal balance of $73.9 million ($48.9 million Series A Notes and $25.0 million Series B Notes) recorded at carrying value of $72.3 million, net of a $1.6 million fair value discount as of December 31, 2009 that will be amortized into interest expense using the effective yield method from issuance date to maturity on December 21, 2012. The Series A and Series B Notes are recourse debt. Recourse debt refers to debt that is a general obligation.

        The holders of the Series A and Series B Notes entered into an intercreditor agreement (together with the note purchase agreements and related agreements, the Note Documents) with respect to their relative rights, which agreement provides, among other things, that the rights of the holders of the Series A Notes, including with respect to repayment of the Series A Notes, would be subordinated to the rights of the holders of the Series B Notes unless a specified principal amount of Series B Notes was prepaid by June 30, 2008. The required prepayment did not occur, and the Series A Notes are now subordinated to the Series B Notes. The Series A and Series B Notes are guaranteed by us and certain of our subsidiaries and are secured by certain equity interests owned by such guarantors as specified in the Note Documents. The Note Documents include an event of default if we fail to pay principal or interest due in respect of any material indebtedness or fail to observe the terms of or perform in accordance with the agreements evidencing such material indebtedness if the effect of such failure is to either permit the holders of such indebtedness to declare such indebtedness to be due prior to its stated maturity or make such indebtedness subject to a mandatory offer to repurchase.

        The Series A and Series B Notes bear interest at a variable rate based upon LIBOR and an initial additional margin of 5.0% per year. Commencing January 1, 2010, such additional annual margin of the Series A and Series B Notes will increase by increments of 0.5% per annum in each three-month period for eighteen months and 0.25% per annum for each three-month period thereafter.

        The Note Documents contain various restrictive covenants with respect to us and our subsidiaries incurring additional indebtedness or guarantees, creating liens on their assets and certain other matters and in each case subject to those exceptions specified in the Note Documents. We will be obligated to prepay the Series A and Series B Notes upon a Change of Control (as defined in the Note Documents). We may redeem the Series A and Series B Notes before their maturity from time to time, in whole or in part, at a redemption price equal to 100% of the aggregate outstanding principal amount of the Series A and Series B Notes to be redeemed plus accrued and unpaid interest.

        Subject to the terms of the intercreditor agreement, we must use a specified portion of the net cash proceeds received by us or any of our subsidiaries from any of the following transactions to make an offer to repurchase the Series A and Series B Notes at an offer price of 100% of the aggregate outstanding principal amount of the Series A and Series B Notes to be repurchased plus accrued and unpaid interest to the date of repurchase: (i) an asset sale outside the ordinary course of business or an event of loss, each as defined in the Note Documents, (ii) a debt issuance as defined in the Note Documents, (iii) an equity issuance as defined in the Note Documents, or (iv) certain exercises of warrants, rights, or options to acquire capital stock as defined in the Note Documents of us or any of our subsidiaries, in each case subject to specified exceptions set forth in the Note Documents.

        In addition, the Note Documents require the issuer and us to use commercially reasonable efforts to obtain a replacement debt facility, the proceeds of which would be used to refinance the obligations under the Series A and Series B Notes.

        On March 14, 2008, we entered into waivers, or the March Waivers, with the holders of our Series A and Series B Notes. The waivers extended through March 31, 2009, or the Waiver Period, and waived compliance with certain portions of a REIT qualification covenant contained in the related note purchase agreements. Pursuant to the waivers, we agreed to use reasonable best efforts to meet the requirements to qualify as a REIT during the Waiver Period. On May 29, 2008, we entered into amendments, or the May Amendments, to the March Waivers. The May Amendments extended the March Waivers through December 31, 2009. The March Waivers and the May Amendments were superseded by the amendments that we entered into with the holders of our Series A and Series B Notes on September 26, 2008, or the September Amendments. The September Amendments, among other things, removed the REIT qualification covenants in their entirety from the note purchase agreements governing our Series A and Series B Notes.

        On May 6, 2008, we entered into an amendment to the note purchase agreement for each of the Series A and Series B Notes that amended, among other provisions, certain covenants in order to permit the maintenance of intercompany notes issued to DFR by, and by DFR to, certain of its subsidiaries as well as a letter of credit required under the lease for our Rosemont, Illinois offices. In connection with such amendment, we agreed to appoint to the board of managers of each Deerfield and DC LLC one "special manager" nominated by holders of each of the Series A and Series B Notes and to amend the organizational documents of each of Deerfield and DC LLC to provide that the dissent of both such special managers will serve as a veto on any decision by the board of managers of such entity to voluntarily institute proceedings to be adjudicated bankrupt or insolvent or the taking of similar actions. Neither DC LLC nor Deerfield has any plans to institute any such proceeding. The amendments further provide that, other than the dissent right described above, such special managers shall not have any right to directly participate in the management of Deerfield or DC LLC, as the case may be. For further disclosure concerning our Series A and Series B Notes see "Recent Developments" later in this section.

  Principal Investing Segment

        The following is a summary of our Principal Investing segment borrowings as of December 31, 2009:

	Recourse			Non-Recourse
	Repurchase Agreements	Trust Preferred Securities		DFR MM CLO		Total
Outstanding balance (in thousands)	$291,463	$123,717		$217,297	(2)	$632,477
Weighted average borrowing rate	0.36%	3.05%		1.00	%(3)	1.11%
Weighted-average remaining maturity (in years)	0.06	26.43	(1)	9.56		8.48

(1)
$51.6 million of the Trust Preferred Securities are callable by us after October 30, 2010, and $72.1 million are callable by us after October 30, 2011.

(2)
DFR MM CLO financing is callable after July 20, 2010 and quarterly thereafter, subject to certain conditions.

(3)
Excludes $19.0 million of DFR MM CLO debt that is owned by us and eliminated upon consolidation. Had this debt been included, the weighted-average borrowing rate would be 1.26%.

  Recourse Debt

        Recourse debt refers to debt that is a general obligation of ours.

  Repurchase Agreements

        As of December 31, 2009, we had borrowings via repurchase agreements totaling $291.5 million, with a weighted-average current borrowing rate of 0.36%. These borrowings were used to finance the acquisition of Agency RMBS. We expect to continue borrowing funds in the form of repurchase agreements.

        As of December 31, 2009, we had outstanding repurchase agreement balances with two financial institutions. Our repurchase agreement liabilities are significantly concentrated with one counterparty through which we obtained financing for 85.3% of our $291.5 million of repurchase agreement liabilities as of December 31, 2009. Increases in interest rates or spreads on Agency RMBS could reduce the value of our RMBS, which could limit our borrowing ability or cause our lenders to initiate additional margin calls. As most of our borrowing via repurchase agreements are short-term in nature, there is a risk that the terms presently available to us from counterparties to these borrowing could adversely change or that counterparties could become unwilling to continue to provide such financing to us.

        The following table presents certain information regarding the amount at risk related to our repurchase agreements:

	Amount at Risk(1)		Weighted-Average Maturity of Repurchase Agreements
	December 31,
Repurchase Agreement Counterparties:	2009	2008	2009	2008
	(In thousands)		(In days)
Deutsche Bank Securities Inc.	$3,871	$5,247	7	7
Fortis Securities LLC	8,428	10,431	25	6

Total	$12,299	$15,678	22	6

(1)
Equal to the fair value of securities pledged minus repurchase agreement liabilities and related accrued interest payable.

  Trust Preferred Securities

        On September 29, 2005, August 2, 2006 and October 27, 2006, we issued $51.6 million, $25.8 million and $46.3 million of unsecured junior subordinated notes payable to Trust I, Trust II and Trust III, respectively. The Trust I securities mature on October 23, 2035 but are callable by us on or after October 10, 2010. The Trust II and Trust III securities both mature on October 30, 2036 but are callable by us on or after October 30, 2011. Interest is payable quarterly at a floating rate equal to LIBOR plus 3.50% per annum for Trust I and LIBOR plus 2.25% per annum for Trust II and Trust III. This rate was 3.78% for Trust I and 2.53% for Trust II and Trust III as of December 31, 2009.

        We have issued a parent guarantee for the payment of any amounts to be paid by DC LLC under the terms of the junior subordinated debt securities debenture. The obligations under the parent guarantee agreement constitute unsecured obligations of DFR and rank subordinate and junior to all other senior debt. The parent guarantee will terminate upon the full payment of the redemption price for the Trust Preferred Securities or full payment of the junior subordinated debt securities upon liquidation of the Trusts.

        On July 31, 2009, we entered into the three supplemental indentures, or the Supplemental Indentures, with the holders of the Trust Preferred Securities. The Supplemental Indentures amended the net worth covenants contained in the indentures governing the Trust Preferred Securities, or the Net Worth Covenants, to (i) permanently decrease the net worth required by the Net Worth Covenant from $175.0 million to $50.0 million and (ii) provide that the initial measurement date for compliance with the Net Worth Covenants will be September 30, 2012. In addition, the Supplemental Indentures contained provisions prohibiting us from (i) incurring additional indebtedness for the life of the Trust Preferred Securities, except for indebtedness permitted to be incurred in accordance with provisions that are substantially similar to the provisions of the agreements governing the Series A and Series B Notes and (ii) declaring additional dividends or distributions on our capital stock for the life of the Trust Preferred Securities, except as permitted in accordance with provisions that are substantially similar to the provisions of the agreements governing the Series A and Series B Notes. The Supplemental Indentures also provided the representative of the holders of the Trust Preferred Securities with certain inspection rights. The Supplemental Indentures superseded the temporary waiver of the Net Worth Covenant obtained from the holders of the Trust Preferred Securities in 2008. We paid the holders of the Trust Preferred Securities a fee of $250,000 on July 31, 2009 and committed to pay such holders an additional fee of $250,000 on or before July 31, 2010 in connection with the Supplemental Indentures. See "Part I—Item 1A. Risk Factors—Risks Related to Our Business Generally" for further discussion concerning the Trust Preferred Securities. For further disclosure concerning our Trust Preferred Securities see "Recent Developments" later in this section.

  Non-Recourse Debt

        Non-recourse debt refers to debt with recourse only to specific assets pledged as collateral to the lenders, such as warehouse facilities and the debt issued by CDOs that are consolidated by us as VIEs. The creditors of the non-recourse debt have no recourse to our other assets. None of the long term debt is subject to potential margin calls for additional pledges of our cash or assets.

  DFR MM CLO

        DFR MM CLO's debt securities bear interest at rates that reset quarterly based on varying spreads to three-month LIBOR. The long term debt issued by DFR MM CLO had a weighted average interest rate of 1.00% and 5.19% (1.26% and 5.44% including the $19.0 million of DFR MM CLO debt owned by us and eliminated upon consolidation), using the last reset dates as of December 31, 2009 and 2008, respectively.

        The DFR MM CLO notes are due in 2019, but are callable by us, at par, on July 20, 2010 and quarterly thereafter, subject to certain conditions. DFR MM CLO is a consolidated bankruptcy remote subsidiary, and the holders of its debt securities have recourse only to the collateral of DFR MM CLO, which had assets with a carrying value of $280.0 million and $293.8 million as of December 31, 2009 and 2008, respectively. During the year ended December 31, 2009 DFR MM CLO paid down $13.7 million of its outstanding debt as a result of certain structural provisions contained in its indenture.

  Wachovia Facility

        The Wachovia Facility was fully repaid in August 2009 and all of our obligations thereunder were satisfied.

  Market Square CLO

        On June 30, 2009, we sold all of our preference shares in Market Square CLO. As a result of the sale, we determined that we were no longer the primary beneficiary of Market Square CLO and therefore deconsolidated Market Square CLO. Prior to the sale of all of our preference shares, Market Square CLO was a consolidated bankruptcy remote subsidiary, and the holders of its debt securities had recourse only to the collateral of Market Square CLO.

  Distribution Policy

        We are no longer subject to the distribution requirements applicable to REITs. The covenants contained in our indebtedness currently prohibit us from declaring dividends or distributions on our common stock, and therefore, we do not expect to make dividend distributions in the foreseeable future.

Recent Developments

Trust Preferred Exchange

        On March 4, 2010, we entered into an exchange agreement, or the Exchange Agreement, with Taberna Preferred Funding V, Ltd., Taberna Preferred Funding VII, Ltd., Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX Ltd., to exchange $95.0 million of the $120.0 million aggregate outstanding principal amount of Trust Preferred Securities previously issued by the Trusts, for $95.0 million aggregate outstanding principal amount of junior subordinated notes issued by us (the "Trust Preferred Exchange"). The Trust Preferred Exchange was consummated on March 4, 2010. An aggregate of $25.0 million in principal amount of Trust Preferred Securities issued by Trust I was not exchanged and remains outstanding.

        The new junior subordinated notes (the "New Subordinated Notes") issued by us in connection with the Trust Preferred Exchange are governed by a junior subordinated indenture (the "New Indenture"), dated March 4, 2010, between us and The Bank of New York Mellon Trust Company, National Association, as trustee. Pursuant to the New Indenture, the New Subordinated Notes bear a fixed interest rate of 1.00% per annum commencing on April 30, 2010, payable quarterly through April 30, 2015 or an earlier date upon which certain specified events occur (the "Modification Period"). Thereafter, the New Subordinated Notes will be subject to a variable interest rate equal to LIBOR plus 2.58% per annum, payable quarterly on the then outstanding principal amount of the New Subordinated Notes until maturity on October 30, 2035. We may redeem the New Subordinated Notes on or after October 30, 2010 at par for cash or replacement securities acceptable to the holders.

        The New Indenture contains certain restrictive covenants including, among other things, (i) a covenant that all asset management activities be conducted by us and our subsidiaries and which permits us to sell equity and material assets of DCM provided, however, that all asset management fees and proceeds from equity and asset sales remain subject to the limits on restricted payments set forth in the New Indenture, (ii) a debt covenant that permits us and DCM to incur indebtedness provided that the proceeds of such indebtedness remain subject to the limits on restricted payments set forth in the New Indenture and (iii) a restricted payments covenant that restricts our ability to pay dividends or make distributions in respect of our equity securities, subject to a number of exceptions and conditions. If we fail to enter into a Credit Enhancing Transaction (as defined in the New Indenture) within certain time periods, then the Modification Period will terminate and certain exceptions to the restricted payments covenant will no longer be available to us. The New Indenture contains other agreements, covenants, events of default and conditions that are similar to the agreements, covenants, events of default and conditions contained in the indentures for the Trust Preferred Securities. Unlike the indentures for the Trust Preferred Securities, the New Indenture does not contain a covenant requiring us to maintain a minimum net worth.

        In connection with the Trust Preferred Exchange, we paid a transaction fee including third-party fees and costs equal to approximately $1.0 million in connection with the exchange. As a result of the redemption of $95.0 million in aggregate principal amount of the Trust Preferred Securities, our obligation to pay approximately $0.2 million in fees associated with a prior amendment was extinguished.

Proposed Strategic Transactions

        On March 22, 2010, we entered into an Acquisition and Investment Agreement, or Acquisition Agreement, with Bounty Investments, LLC, or Bounty, an investment vehicle managed by Renova U.S. Management LLC, or Columbus Nova, and Columbus Nova Credit Investment Management, LLC, or CNCIM, pursuant to which we have agreed to acquire all of the outstanding equity interests of CNCIM from Bounty, or the Acquisition, for a total purchase price of $32.5 million consisting of (i) the issuance of 4,545,455 shares (at an implied price of $5.50 per share) of our common stock, or the Stock Consideration, and (ii) $7,500,000 in cash payable in five equal annual installments beginning six months after the closing date of the Acquisition. In connection with the Acquisition Agreement, we entered into a Transition Services Agreement with Bounty and CNCIM, pursuant to which we will provide services to CNCIM in connection with CNCIM's management of its CLOs. We agreed to enter into a form of Stockholders Agreement, or the Stockholders Agreement, upon the consummation of the transactions contemplated by the Acquisition Agreement providing for, among other things, the right of Bounty to nominate up to three directors to the Board based upon specified percentages of ownership of our outstanding common stock.

        On March 22, 2010, we entered into a Senior Subordinated Convertible Notes Agreement, or the Convertible Notes Agreement, with Bounty pursuant to which Bounty has agreed to purchase for cash $25 million in aggregate principal amount of convertible subordinated notes with a seven and one-half year maturity issued by us, or the Convertible Notes, convertible into shares of our common stock, or the Conversion Shares, at an initial conversion price of $6.05, subject to adjustment. We may, in our sole discretion, pay up to 50% of the interest payment due to any holder of the Convertible Notes in pay-in-kind interest, or PIK Interest. We will pay interest to the holders of Convertible Notes at a rate per annum ranging from 8% to 12% depending upon whether the interest is payable in cash or in-kind and the interest period in which interest is due and payable. The holders of Convertible Notes will have the right, at any time, to convert the principal amount of the Convertible Notes held by such holders into the Conversion Shares at the Conversion Rate, which will initially be approximately 165.29 shares per $1,000 principal amount of Convertible Notes, subject to adjustment for certain events. On or after the second anniversary of the closing date of the transaction, we may redeem all or a part of the Convertible Notes upon not less than 30 nor more than 60 days' notice to the holders of the Convertible Notes at a redemption price equal to 100% of the principal amount of the Convertible Notes plus a specified premium to the interest rate then in effect. We are not required to make a mandatory redemption of the Convertible Notes. We agreed to enter into a form of Registration Rights Agreement upon the consummation of the transactions contemplated by the Convertible Notes Agreement providing for, among other things, registration rights to Bounty with respect to the shares of our common stock comprising the Stock Consideration and the Conversion Shares.

        On March 22, 2010, we and Deerfield entered into a Payment Agreement and Release, or the Senior Notes Repurchase Agreement, with the holders of the Series A and Series B Notes entitling us to repurchase all of the $48.8 million outstanding in aggregate principal amount of Series A Notes at approximately 64.08% of the principal amount thereof plus accrued interest, and all of the $25.1 million outstanding in aggregate principal amount of the Series B Notes at approximately 94.5% of the principal amount thereof plus accrued interest, or an aggregate approximately 25.62% discount from the face amount of the Series A Notes and Series B Notes plus accrued interest, or Senior Notes Repurchase. We intend to use the proceeds of the issuance of the Convertible Notes together with other available funds to finance the Senior Notes Repurchase. Effective upon the date of the Senior Notes Repurchase Agreement, we released the holders of the Series A Notes and Series B Notes from their obligations to indemnify us for losses pursuant to the terms of the Merger Agreement, dated as of December 17, 2007, by and among the Company, DFR Merger Company, LLC, Deerfield and Triarc Companies, Inc. (which indemnification obligations would otherwise have remained in effect until June 30, 2010).

        On March 21, 2010, Pegasus Deerfield, PGS Management, LLC, or PM, and together with Pegasus Deerfield, the Pegasus Parties, the Company, DCM, DPLC GP, Deerfield Loan Manager LLC, or DLM and DPLC, or together with the Company, DCM, DPLC GP and DLM, the Deerfield Parties, and Jonathan Trutter entered into a Waiver and Termination Agreement, or the Termination Agreement, pursuant to which the Pegasus Parties waived certain rights with respect to the issuance of the Stock Consideration and the issuance of the Conversion Shares and the Deerfield Parties and the Pegasus Parties terminated or amended certain provisions of agreements related to DPLC and cancelled 3 million warrants, which is all of the warrants previously issued to the Pegasus Parties. Pursuant to the Termination Agreement, (i) DPLC GP and DPLC

released all partners of DPLC from their unfunded capital commitments to DPLC as of the date of the Termination Agreement, (ii) DPLC will make distributions of $9.0 million to Pegasus Deerfield and an amount equal to his entire capital account balance to Jonathan Trutter and (iii) on or after the date the Pegasus Deerfield receives the distribution in clause (ii), DPLC GP will be permitted to withdraw an amount equal to the entire portion of its capital account attributable to DLM's investment in DPLC GP and distribute such amount to DLM. Additionally, we granted certain of the Pegasus Parties and certain affiliates warrants to purchase 250,000 shares of the Company's common stock at an exercise price of $4.25 per share.

2010 Interim Chairman Compensation Agreement

        On March 22, 2010, we entered into a letter agreement, or the 2010 Rothschild Compensation Agreement, with Peter H. Rothschild setting forth the fees payable to him for his services as Interim Chairman of the Board for the year ended December 31, 2010. Mr. Rothschild has been a member of our Board since December 2004 and the Interim Chairman of the Board since April 19, 2007. The 2010 Rothschild Compensation Agreement provides for a base fee during 2010, of $41,667 per month and an expense reimbursement of $10,000 per month for expenses relating to office space, information technology and other items which Mr. Rothschild pays to his firm which provides him with office space and related infrastructure. This agreement is subject to cancellation at any time at the discretion of the Compensation Committee as well as the occurrence of certain other specified events. The 2010 Rothschild Compensation Agreement also provides for two discretionary fees, a "Capital Transaction Success Fee" not to exceed $1,000,000 and a "Non-Capital Transaction Success Fee" not to exceed $500,000, which may be paid if certain specified conditions are met. The conditions for payment of the discretionary fees include, but are not limited to, Mr. Rothschild playing an instrumental role in arranging and completing a strategic transaction that substantially increases shareholder value. The Compensation Committee of the Board has complete discretion over whether to award the Capital Transaction Success Fee and the Non-Capital Transaction Success Fee and over the amount of the fees and the portion payable as cash or non-cash compensation.

        The agreements for the transactions contemplated by the Acquisition Agreement, the Convertible Notes Agreement, the Senior Notes Repurchase Agreement and the Termination Agreement, or collectively, the Transactions, have been filed as exhibits to our Current Report on Form 8-K filed with the SEC on March 23, 2010.

  Inflation

        The valuation of virtually all of our assets and liabilities is sensitive to changes in interest rates and inflation. As a result, changes in interest rates, including those changes that may be attributable to increases and decreases in inflation, can influence our financial performance. Changes in interest rates do no necessarily correlate with inflation rates or changes in inflation rates. Our financial statements are prepared in accordance with GAAP, and therefore, our activities and balance sheet are measured with reference to historical cost or fair value without considering inflation.

ITEM 7A.    QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        As of December 31, 2009, the primary component of our market risk was interest rate and spread risk, as described below. While we do not seek to avoid risk completely, we manage interest rate risk and regularly assess whether earnings in our portfolio include appropriate compensation for the inherent market risks to which it is exposed. In light of these risks, we regularly consider our capital levels and currently are focused on redeploying capital from Principal Investing activities to growing our Investment Management segment.

Interest Rate Risk

        We are subject to interest rate risk primarily in connection with our investments in hybrid adjustable-rate and fixed-rate RMBS and our debt obligations related to those investments, which are generally repurchase agreements of short duration that periodically reset at current market rates. We seek to manage this risk through utilization of derivative contracts, primarily interest rate swap agreements and futures contracts on U.S. Treasury securities.

Effect on Net Interest Income

        We fund our investments in RMBS primarily with short term borrowings under repurchase agreements. During periods of rising interest rates, short term borrowing costs tend to increase while the income earned on hybrid adjustable-rate (during the fixed-rate period of such securities) and fixed-rate RMBS may remain substantially unchanged. When this happens, the result is a narrowing of the net interest spread between the related assets and borrowings and may even result in losses.

        In order to assist in mitigating our interest rate exposure, we have one interest rate swap transaction outstanding as of December 31, 2009 with a notional value of $10.0 million which expires during 2010.

        Our hedging strategies are partly based on assumed levels of prepayments of our RMBS. If prepayments are slower or faster than assumed, the life of the RMBS will be longer or shorter, which changes the net impact of our hedging activity and may cause unexpected gains or losses on such transactions. Hedging strategies involving the use of derivative instruments are highly complex and may produce volatile returns.

Extension Risk

        The majority of our RMBS portfolio consists of hybrid adjustable-rate RMBS, which have interest rates that are fixed for the first several years of the loan (typically three, five, seven or 10 years) and, thereafter, reset periodically on the same basis as adjustable-rate RMBS. We compute the projected weighted-average life of our RMBS based on assumptions regarding the rate at which the borrowers will prepay the underlying mortgages. In general, when a fixed-rate or hybrid adjustable-rate RMBS is funded by a short term borrowing, we may, but are not required to, enter into an interest rate swap agreement or other hedging instrument that effectively fixes a portion of our borrowing costs for a period close to the anticipated weighted-average life of the fixed-rate portion of the related RMBS. This strategy is designed to protect a portion of our portfolio from increased funding costs due to rising interest rates because the borrowing costs are not fixed for the duration of the fixed-rate period of the related RMBS.

        However, if prepayment rates decrease in a rising interest rate environment, the weighted average life of the fixed-rate portion of the related RMBS could extend beyond the term of the swap agreement or other hedging instrument. This could have a negative impact on our results of operations, as borrowing costs would no longer be effectively fixed after the maturity of the hedging instrument, while the income earned on the remaining hybrid adjustable-rate RMBS would remain fixed for a period of time. This situation may also cause the market value of our hybrid adjustable-rate RMBS to decline, with little or no offsetting gain from the related hedging transactions. We may be forced to sell assets to maintain adequate liquidity, which could cause us to incur losses, and we may be unable to sell assets on favorable terms or at all.

Hybrid Adjustable-Rate RMBS Interest Rate Cap Risk

        We also invest in hybrid adjustable-rate RMBS which are based on mortgages that are typically subject to periodic and lifetime interest rate caps and floors, which limit the amount by which the security's interest rate may change during any given period. However, our borrowing costs pursuant to our repurchase agreements will not be subject to similar restrictions. Therefore, in a period of increasing interest rates, interest rate costs on our borrowings could increase without limitation by caps, while the interest-rate yields on our hybrid adjustable-rate RMBS could be limited by caps. These factors could lower our net interest income or cause a net loss during periods of rising interest rates, which would negatively impact our financial condition, cash flows and results of operations.

Interest Rate Mismatch Risk

        We intend to fund a substantial portion of our purchases of RMBS with borrowings that, after the effect of hedging, have interest rates based on indices and repricing terms similar to, but of somewhat shorter maturities than, the interest rate indices and repricing terms of the RMBS. Thus, we anticipate that in most cases the interest rate indices and repricing terms of our RMBS and our funding sources will not be identical, thereby creating an interest rate mismatch between assets and liabilities. Therefore, our cost of funds would likely rise or fall more quickly than would our earnings rate on assets. During periods of changing interest rates, such interest rate mismatches could negatively impact our financial condition, cash flows and results of operations. To mitigate interest rate mismatches, we may utilize hedging strategies discussed above.

        Our analysis of portfolio risks is based on management's experience, estimates, quantitative analysis and assumptions. These analyses rely on models, which utilize estimates of fair value and interest rate sensitivity. Actual economic conditions or implementation of investment decisions by our management may produce results that differ significantly from the estimates and assumptions used in our models and the projected results reflected herein.

Prepayment Risk

        Prepayments are the full or partial repayments of principal prior to contractual due dates of mortgage loans and often occur due to refinancing activity. Prepayment rates for existing RMBS generally increase when prevailing interest rates fall below the market rate existing when the underlying mortgages were originated. In addition, prepayment rates on adjustable-rate and hybrid adjustable-rate RMBS generally increase when the spread between long-term and short-term interest rates declines or becomes negative. Prepayments of RMBS could impact our results of operations in several ways. Some adjustable-rate mortgages underlying our adjustable-rate RMBS may bear initial teaser interest rates that are lower than their fully-indexed rates, which refers to the applicable index rates plus a spread. In the event that such an adjustable-rate mortgage is prepaid prior to or soon after the time of adjustment to a fully-indexed rate, the holder of the related RMBS would have held such security while it was less profitable and lost the opportunity to receive interest at the fully-indexed rate over the expected life of the adjustable-rate RMBS. Additionally, we currently own RMBS that were purchased at a premium. The prepayment of such RMBS at a rate faster than anticipated would result in a write-off of any remaining unamortized premium and a corresponding reduction of our net interest income by such amount.

Effect on Fair Value

        Another component of interest rate risk is the effect changes in interest rates will have on the fair value of our assets. We face the risk that the fair value of our assets will increase or decrease at different rates than that of our liabilities, including our hedging instruments.

        We primarily assess our interest rate risk by estimating the duration of our assets and the duration of our liabilities. Duration essentially measures the market price volatility of financial instruments as a function of interest rates changes. We calculate duration using various third party financial models and empirical data. Different models and methodologies can produce different duration numbers for the same securities.

        The following sensitivity analysis table shows the impact on the estimated fair value of our RMBS interest rate-sensitive investments and interest rate swaps as of December 31, 2009, assuming rates instantaneously fall 100 basis points and rise 100 basis points. The below table excludes the securities held in DFR MM CLO because these investments are impacted by cash flows and the terms of their respective indentures, rather than fair values.

	Interest Rates Fall 100 Basis Points	Unchanged	Interest Rates Rise 100 Basis Points
	(Dollars in thousands)
RMBS
Fair value	$310,331	$305,174	$297,673
Change in fair value	$5,157		$(7,501)
Change as a percent of fair value	1.69%		(2.46)%
Interest Rate Swaps
Fair value	$(410)	$(395)	$(345)
Change in fair value	$(15)		$50
Change as a percent of fair value	(3.94)%		12.57%
Net Portfolio Impact	$5,142		$(7,451)

        The impact of changing interest rates on fair value can change significantly when interest rates change beyond 100 basis points from current levels. Therefore, the volatility in the fair value of our assets could increase significantly when interest rate changes exceed 100 basis points. In addition, other factors impact the fair value of our interest rate-sensitive investments and hedging instruments, such as the shape of the yield curve, market expectations as to future interest rate changes and other market conditions. Accordingly, in the event of changes in actual interest rates, the change in the fair value of our assets would likely differ from that shown above, and such difference might be material and adverse to our stockholders.

        As of December 31, 2009, substantially all investments in our alternative investments portfolio (non-RMBS) are instruments with variable interest rates that are indexed to LIBOR. Because the variable rates on these instruments are short term in nature, we are not exposed to material changes in fair value as a result of changes in interest rates.

Risk Management

        We look at investment risk across all of our products specifically as it relates to the product's target returns or asset/liability management framework. We believe that in order to achieve long-term investment performance consistent with our clients' expectations, we need an understanding of the investment risks taken, or proposed to be taken, in each portfolio relative to the corresponding liability and return profile, as well as those risks inherent in the increasingly complex global capital markets. Our risk management process emphasizes trading system and data integrity, counterparty creditworthiness, adherence to investment guidelines and client communication.

        We employ active risk monitoring for both our portfolio management and operational activities within the business. Our risk management program seeks to address not only the risks of unexpected portfolio losses, but also the operational risks that can have major adverse impacts on our business results. Portfolio risks include, for example, potential losses due to price volatility, position sizing and leverage. Operational risks include, for example, settlement and clearing of transactions, properly recording and valuing positions, supervision of traders, counterparty credit monitoring and approval, custodian reconciliations, trader authorization, accounting and regulatory.

        Our risk management committee meets at regular intervals to ensure we have properly identified the risks inherent in the operation of our business, formulated and approved policies and procedures to mitigate the identified risks, monitor overall adherence to the policies and report to management any significant concerns regarding the adequacy of procedures, systems or personnel in the conduct of our business.

ITEM 8.    FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

DEERFIELD CAPITAL CORP.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Deerfield Capital Corp.

Rosemont, Illinois

        We have audited the accompanying consolidated balance sheets of Deerfield Capital Corp. and subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for each of the three years in the period ended December 31, 2009. We also have audited the Company's internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Company's management is responsible for these financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management's Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on these financial statements and an opinion on the Company's internal control over financial reporting based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

        A company's internal control over financial reporting is a process designed by, or under the supervision of, the company's principal executive and principal financial officers, or persons performing similar functions, and effected by the company's board of directors, management, and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of the inherent limitations of internal control over financial reporting, including the possibility of collusion or improper management override of controls, material misstatements due to error or fraud may not be prevented or detected on a timely basis. Also, projections of any evaluation of the effectiveness of the internal control over financial reporting to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Deerfield Capital Corp. and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2009, based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 22, 2010

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31, 2009	December 31, 2008
	(In thousands, except share and per share amounts)
ASSETS
Cash and cash equivalents	$48,711	$32,791
Due from broker	14,606	15,065
Restricted cash and cash equivalents	19,296	76,892
Available-for-sale securities, at fair value	—	2,338
Investments at fair value, including $303,763 and $340,866 pledged	326,810	347,977
Other investments	4,287	4,764
Derivative assets	74	132
Loans held for sale	536	218,137
Loans held for investment	278,585	255,351
Allowance for loan losses	(15,889)	(19,979)

Loans held for investment, net of allowance for loan losses	262,696	235,372
Investment advisory fee receivables	2,117	4,012
Interest receivable	3,420	5,843
Other receivable	2,890	4,249
Prepaid and other assets	7,043	11,831
Fixed assets, net	6,505	9,143
Intangible assets, net	21,231	28,310

TOTAL ASSETS	$720,222	$996,856

LIABILITIES
Repurchase agreements, including $34 and $407 of accrued interest	$291,463	$326,112
Due to broker	803	1,514
Derivative liabilities	450	13,529
Interest payable	1,103	6,606
Accrued and other liabilities, including $364 and zero at fair value	6,214	15,112
Long term debt	413,329	716,417

TOTAL LIABILITIES	713,362	1,079,290

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, par value $0.001:
100,000,000 shares authorized; 14,999,992 shares issued and zero outstanding	—	—
Common stock, par value $0.001:
500,000,000 shares authorized; 6,455,357 and 6,455,466 shares issued and 6,454,924 and 6,449,102 shares outstanding	6	6
Additional paid-in capital	866,557	865,869
Accumulated other comprehensive loss	(87)	(4,256)
Accumulated deficit	(877,155)	(944,053)

DEERFIELD CAPITAL CORP. STOCKHOLDERS' DEFICIT	(10,679)	(82,434)
Noncontrolling interest in consolidated entity	17,539	—

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	6,860	(82,434)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$720,222	$996,856

See notes to consolidated financial statements.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2009	2008	2007
	(In thousands, except share and per share amounts)
Revenues
Interest income	$48,849	$122,341	$492,901
Interest expense	19,959	84,804	393,387

Net interest income	28,890	37,537	99,514
Provision for loan losses	20,114	75,996	8,433

Net interest income (expense) income after provision for loan losses	8,776	(38,459)	91,081
Investment advisory fees	17,880	40,161	1,455

Total net revenues	26,656	1,702	92,536

Expenses
Compensation and benefits	12,144	26,917	1,309
Professional services	3,018	7,178	4,309
Insurance expense	3,089	2,907	751
Other general and administrative expenses	7,627	5,859	2,753
Depreciation and amortization	7,904	9,442	297
Occupancy	2,402	2,518	68
Management and incentive fee expense to related party	972	—	14,326
Cost savings initiatives	236	1,821	—
Impairment of intangible assets and goodwill	1,828	146,006	—

Total expenses	39,220	202,648	23,813

Other Income and Gain (Loss)
Net loss on available-for-sale securities	(14)	(4,694)	(112,296)
Net gain (loss) on investments at fair value	9,798	(219,988)	15,496
Net gain (loss) on loans	35,302	(99,047)	(14,550)
Net gain (loss) on derivatives	2,547	(232,383)	(55,746)
Dividend income and other net (loss) gain	(287)	(1)	3,117
Net gain on the deconsolidation of Market Square CLO	29,551	—	—

Net other income and gain (loss)	76,897	(556,113)	(163,979)

Income (loss) before income tax expense	64,333	(757,059)	(95,256)
Income tax expense	29	351	980

Net income (loss)	64,304	(757,410)	(96,236)
Less: Cumulative convertible preferred stock dividends and accretion	—	2,393	355

Net income (loss) attributable to common stockholders	64,304	(759,803)	(96,591)
Net loss attributable to noncontrolling interest	2,594	—	—

Net income (loss) attributable to Deerfield Capital Corp.	$66,898	$(759,803)	$(96,591)

Net income (loss) attributable to Deerfield Capital Corp. per share—basic	$9.93	$(116.65)	$(18.72)
Net income (loss) attributable to Deerfield Capital Corp. per share—diluted	$9.93	$(116.65)	$(18.72)
WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING— BASIC	6,740,039	6,513,674	5,160,625
WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING— DILUTED	6,740,039	6,513,674	5,160,625
See notes to consolidated financial statements.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

	Deerfield Capital Corp. Stockholders
	Common Stock
				Accumulated Other Comprehensive Loss		Noncontrolling interest in consolidated entity
	Shares	Par Value	Additional Paid-in Capital		Accumulated Deficit		Total	Comprehensive (Loss) Income
	(In thousands)
Balance—January 1, 2007	5,172	$5	$748,849	$(47,159)	$(12,742)	$—	$688,953
Net loss					(96,236)		(96,236)	$(96,236)
Available-for-sale securities—fair value adjustment net of reclassification adjustments				15,359			15,359	15,359
Designated derivatives—fair value adjustment net of reclassification adjustments				(156,953)			(156,953)	(156,953)
Deconsolidation of Pinetree CLO				104,927			104,927	104,927
Foreign currency translation gain				43			43	43

Comprehensive loss								$(132,860)

Share-based compensation	3		476				476
Dividends declared					(86,932)		(86,932)
Preferred stock dividend and accretion			(355)				(355)
Equity issuance cost—Pinetree deconsolidation			186				186
Acquisition of common stock through Merger	(9)		(894)				(894)

Balance—December 31, 2007	5,166	5	748,262	(83,783)	(195,910)	—	468,574

Net loss					(757,410)		(757,410)	$(757,410)
Cumulative effect adjustment from the adoption of of the amendments to ASC Topic 825				(14,914)	14,914		—
Available-for-sale securities—fair value adjustment net of reclassification adjustments				(2,554)			(2,554)	(2,554)
Previously designated derivatives—amortization of net loss				97,040			97,040	97,040
Foreign currency translation loss				(45)			(45)	(45)

Comprehensive loss								$(662,969)

Conversion of Series A cumulative convertible preferred stock into common stock	1,500	2	117,163				117,165
Share-based compensation	4		3,805				3,805
Dividends declared					(5,647)		(5,647)
Preferred stock dividend and accretion			(2,393)				(2,393)
Stock repurchase	(221)	(1)	(968)				(969)

Balance—December 31, 2008	6,449	6	865,869	(4,256)	(944,053)	—	(82,434)

Net income (loss)					66,898	(2,594)	64,304	$64,304
Contributions of noncontrolling interest						20,133	20,133
Available-for-sale securities—fair value adjustment net of reclassification adjustments				1,452			1,452	1,452
Previously designated derivatives—amortization of net loss				169			169	169
Deconsolidation of Market Square CLO				2,603			2,603	2,603
Foreign currency translation loss				(55)			(55)	(55)

Comprehensive income								$68,473

Equity issuance cost—Market Square CLO deconsolidation			368				368
Share-based compensation	6		320				320

Balance—December 31, 2009	6,455	$6	$866,557	$(87)	$(877,155)	$17,539	$6,860

See notes to consolidated financial statements.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2009	2008	2007
	(In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss) attributable to common stockholders	$64,304	$(757,410)	$(96,236)
Adjustments to reconcile net income (loss) attributable to common stockholders to net cash (used in) provided by operating activities:
Net premium and discount amortization on investments, loans and debt issuance costs	(1,171)	3,008	22,450
Share-based compensation	320	839	370
Hedge ineffectiveness	—	—	4,237
Net (purchases) sales of investments at fair value	(145,074)	666,317	(621,144)
Net (gain) loss from investments at fair value	(9,798)	219,988	(15,496)
Net gain on the deconsolidation of Market Square CLO	(29,551)	—	—
Other-than-temporary impairment on available-for-sale securities	31	4,717	109,559
Net loss (gain) on other investments	550	708	(2,806)
Net (purchases) sales of loans held for sale	(866)	(5,821)	10,340
Net (gain) loss on loans	(35,302)	99,060	14,629
Provision for loan losses	20,114	75,996	8,433
Net realized (gain) loss on available-for-sale securities	(17)	(23)	2,738
Net changes in undesignated derivatives	(13,283)	(151,587)	58,483
Amortization of net loss (gain) on previously designated derivatives	169	97,040	(19,508)
Net cash paid on terminated designated derivatives	—	—	(24,158)
Depreciation and amortization	7,904	9,442	298
Impairment of intangible assets and goodwill	1,828	146,006	—
Non-cash rental expense	141	199	36
Provision for income taxes	29	—	979
Deferred tax expense	—	400	—
Changes in operating assets and liabilities:
Due from broker	13,625	95,929	(85,723)
Interest receivable	(1,327)	25,919	4,667
Other receivable	3,964	2,011	60
Prepaid and other assets	1,000	448	(297)
Accrued interest on repurchase agreements	(373)	(20,122)	(26,329)
Due to broker	(449)	(2,299)	(20,527)
Interest payable	(4,502)	(7,090)	16,842
Management and incentive fee payable to related party	—	—	591
Accrued and other liabilities	(9,454)	(19,652)	(3,105)

Net cash (used in) provided by operating activities	(137,188)	484,023	(660,617)

CASH FLOWS FROM INVESTING ACTIVITIES:
Change in restricted cash and cash equivalents	51,900	(29,767)	(28,207)
Purchase of available-for-sale securities	—	(2,378)	(1,945,912)
Proceeds from the sale of available-for-sale securities	17	—	3,492,918
Principal payments on available-for-sale securities	—	25,943	1,304,849
Proceeds from the sale of investments at fair value previously classified as available-for-sale	115,152	4,178,310	—
Principal payments on investments at fair value previously classified as available-for-sale	60,411	201,347	—
Origination and purchase of loans held for investment	(92,472)	(31,190)	(279,938)
Principal payments on loans held for investment	33,684	88,107	173,455
Proceeds from sale of loans held for investment	14,422	34,648	64,912
Principal payments on loans held for sale previously classified as held for investment	2,375	—	—
Proceeds from sale of loans held for sale previously classified as held for investment	11,960	20,245	—
Purchase of other investments	—	—	(560)
Purchases of fixed assets	(15)	(16)	—
Purchase of DCM, net of cash acquired	—	—	13,609

Net cash provided by investing activities	197,434	4,485,249	2,795,126

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

	Year Ended December 31,
	2009	2008	2007
	(In thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments under repurchase agreements	(34,276)	(4,957,631)	(2,041,841)
Proceeds from Wachovia Facility	—	3,000	78,200
Payments made on Wachovia Facility	(13,932)	(62,502)	(265,715)
Proceeds from issuance of long term debt	—	—	231,000
Payments made on long term debt	(15,839)	—	(534)
Payment of debt issuance costs	(392)	(1,244)	(6,860)
Payments on designated derivative containing a financing element	—	—	(395)
Dividends paid	—	(29,050)	(86,919)
Payments of offering costs	—	—	(235)
Payments made on short term debt	—	(1,674)	—
Payment made for repurchase of common stock	—	(971)	—
Contributions from noncontrolling interest	20,133	—	—

Net cash used in financing activities	(44,306)	(5,050,072)	(2,093,299)

Foreign currency translation	(20)	(142)	—
Net increase (decrease) in cash and cash equivalents	15,920	(80,942)	41,210
Cash and cash equivalents at beginning of year	32,791	113,733	72,523

Cash and cash equivalents at end of year	$48,711	$32,791	$113,733

SUPPLEMENTAL DISCLOSURE:
Cash paid for interest	$22,380	$119,129	$227,258
Cash paid for income taxes	96	4,136	62
NONCASH INVESTING AND FINANCING ACTIVITIES:
Net settlement of interest expense from derivatives	—	—	9,301
Settlement of interest income as an addition to principal balance of loans	2,952	6,325	6,498
Receipt of warrants	—	1,062	370
Establishment of contingent liability	473	—	—
Equity received upon loan restructuring	73	—	—
Principal payments receivable from available-for-sale securities	—	—	22,824
Principal payments receivable from loans held for investment	—	—	226
Dedesignation of hedging swaps	—	—	10,632
Issuance of stock for payments of prior year incentive fee	—	—	2
Share-based compensation	—	2,966	—
Dividends declared, not yet paid	—	—	21,736
Series A cumulative convertible preferred stock dividend and accretion	—	2,393	355
Merger purchase price adjustments	—	561	—
Issuance of Series A cumulative convertible preferred stock for the purchase of DCM	—	—	117,930
Merger and deal costs	—	—	7,607
Acquisition of DCM:
Assets acquired, net of cash received	—	—	216,469
Liabilities assumed	—	—	27,999
Cash acquired	—	—	13,609
Assets acquired in exchange for Series A cumulative convertible preferred stock and Series A and B Notes	—	—	202,079
Sale of preference shares and the deconsolidation of Market Square CLO (2009) and Pinetree CDO (2007):
Disposition of assets	242,444	—	190,927
Reduction of liabilities	274,929	—	300,316
Reversal of additional paid-in capital and other comprehensive loss as a result of the deconsoldiation	2,971	—	105,122

See notes to consolidated financial statements.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION

        Deerfield Capital Corp. ("DFR" and, together with its subsidiaries, the "Company") is a Maryland corporation. The Company, through its wholly-owned subsidiary, Deerfield Capital Management LLC ("DCM"), manages client assets, including bank loans and other corporate debt, residential mortgage backed securities ("RMBS"), government securities and asset-backed securities ("ABS"). In addition, its Principal Investing segment has an investment portfolio comprised of fixed income investments, including bank loans and other corporate debt and RMBS. Historically, the Company had elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"). However, the Company's REIT status terminated in 2008 when the Company converted to a C corporation to maximize the use of potential significant tax benefits and provide more flexibility with respect to future capital investment.

        DFR was externally managed by DCM from the commencement of its operations in December 2004 until December 21, 2007, when the Company acquired Deerfield & Company LLC ("Deerfield"), the parent company of DCM, in a merger transaction (the "Merger"). As a result of the Merger, Deerfield and its subsidiaries became indirect wholly-owned subsidiaries of DFR, and DFR became internally managed.

        DFR and its subsidiaries have operated, and intend to continue to operate, in such a way as to be excluded from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). DFR and its wholly-owned subsidiary Deerfield Capital LLC ("DC LLC") are excluded from registration under the 1940 Act because no more than 40% of their respective assets, on an unconsolidated basis, excluding cash and government securities, are investment securities. The Company intends to continue to qualify for this exclusion by monitoring the value of all its subsidiaries and any investment securities it owns to ensure that at all times, no more than 40% of its assets, on an unconsolidated basis, excluding certain items, will be investment securities under the 1940 Act.

        After the close of business on October 16, 2008, the Company effected a 1-for-10 reverse stock split of its common stock. All share and per share amounts reflected throughout the consolidated financial statements and notes thereto have been retroactively restated to reflect the reverse stock split, unless otherwise noted.

        On December 7, 2009, the Company completed the voluntary transfer of the listing of its common stock from the NYSE Amex LLC (the "NYSE Amex") to the NASDAQ Stock Market LLC (the "NASDAQ"). The Company's common stock continues to trade under the ticker symbol "DFR."

  Business Segments

        The Company operates within two business segments:

        Investment Management—The Company manages assets within a variety of investment vehicles, including collateralized debt obligations ("CDOs"), separately managed accounts and other investment vehicles, and earns investment advisory fees for providing its services. The Company specializes in managing fixed income investments, including corporate debt, RMBS, government securities and ABS.

        Principal Investing—The Company has a portfolio of investments comprised primarily of fixed income investments, including bank loans and other corporate debt and RMBS. Income from this business segment is influenced by four factors: (i) the nominal amount of interest income the Company earns on its investment portfolio and the net spread, or difference, between the interest income the Company earns on its investment portfolio and the cost of its borrowings net of hedging derivatives, if any, (ii) the net recognized gains and losses, if any, on the Company's investment portfolio, (iii) provision for loan losses, if any, and (iv) the volume or aggregate amount of such investments. Investments in senior secured loans (first lien and second lien term loans), senior subordinated debt facilities and other junior securities, typically in middle market companies across a range of industries, are referred to as "Corporate Loans."

  Liquidity and Capital Resources

        The Company believes that the current cash and cash equivalents, unencumbered liquid assets, net equity in its financed RMBS portfolio, along with cash flows from operations, among other things, are adequate to meet anticipated long term (greater than one year) liquidity requirements. Unencumbered RMBS and

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

unrestricted cash and cash equivalents aggregated $51.4 million at December 31, 2009. In addition, net equity in the financed RMBS portfolio (including associated interest rate swaps), excluding the unencumbered RMBS included above, totaled $14.9 million at December 31, 2009. In total, the Company had unrestricted cash and cash equivalents, unencumbered RMBS and net equity in the financed RMBS portfolio of $66.3 million as of December 31, 2009. As of December 31, 2009, the fair value of our Agency RMBS and non-Agency RMBS portfolios were $302.5 million and $2.6 million, respectively.

2. ACCOUNTING POLICIES AND RECENT ACCOUNTING UPDATES

        Basis of Presentation—The accompanying consolidated financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America ("GAAP").

        Principles of Consolidation—The consolidated financial statements include the financial statements of DFR and its subsidiaries which are (i) wholly-owned, (ii) subsidiaries in which DFR has a controlling interest and with respect to which the Company follows the consolidation guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 810—Consolidation ("ASC Topic 810") and (iii) entities that are variable interest entities ("VIEs") in which the Company is the primary beneficiary under ASC Topic 810. Under ASC Topic 810, a company is the primary beneficiary of a VIE if it absorbs a majority of the VIE's expected losses or receives a majority of the VIE's expected residual returns, or both. All intercompany balances and transactions have been eliminated in consolidation.

        During the year ended December 31, 2009, the Company consolidated Deerfield Pegasus Loan Capital LP ("DPLC") as a result of the Company's controlling interest therein pursuant to the consolidation guidance of ASC Topic 810. The Company also consolidated DPLC General Partner LLC ("DPLC GP"), the general partner of DPLC through which the Company made its investment in DPLC. The Company has a controlling financial interest in DPLC and DPLC GP as a result of owning more than 50% of the outstanding voting interests in DPLC GP. Although the Company consolidates 100% of the assets and liabilities and the results of operations of DPLC and DPLC GP, the Company's maximum exposure to loss on its investment in this entity is limited to its investment in DPLC GP, which as of December 31, 2009 totaled approximately $4.0 million. See Note 15 for details related to the warrants the Company issued in connection with the formation of DPLC and Note 25 for additional information concerning the Company's investment in DPLC. Net loss attributable to DFR in the Company's consolidated statements of operations excludes the net loss attributable to its noncontrolling interest in DPLC. The Company consolidated assets of $21.8 million and liabilities of $0.9 million related to DPLC as of December 31, 2009.

        Investment Advisory Fees—The Company receives investment advisory fees, which include various forms of management and performance fees, from the investment vehicles managed by the Company. These fees, paid periodically in accordance with the individual management agreements between the Company and the individual investment entities, are generally based upon the aggregate collateral amount of CDOs and the net asset values of separately managed accounts and other investment vehicles (collectively, "Funds") as such terms are defined in the individual management agreements. The Company refers to CDOs and Funds collectively as "Investment Vehicles." Management fees are recognized as revenue when earned. In accordance with ASC Topic 605—Revenue Recognition ("ASC Topic 605"), the Company does not recognize these fees as revenue until all contingencies have been removed. Contingencies may include the generation of sufficient cash flows by the CDOs to pay the fees under the terms of the related management agreements and the achievement of minimum CDO and Fund performance requirements specified under the related management agreements and certain other agreements with investors. In connection with these agreements with investors, the Company has subordinated receipt of certain of its management fees. The Company currently does not recognize subordinated management fees on its CDOs as revenue until the end of the applicable measurement period, which in most cases is the receipt of the subordinated management fee, as the current economic environment has caused the predictability of the receipt of these subordinated management fees to be in question.

        Performance fees may be earned from the Investment Vehicles managed by the Company. These fees are paid periodically in accordance with the individual management agreements between the Company and the

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

individual Investment Vehicles and are based upon the performance of the investments in underlying Investment Vehicles. Performance fees are recognized as revenue when the amounts are fixed and determinable upon the close of a performance period for the Funds and the achievement of performance targets for the CDOs and any related agreements with certain investors.

        Variable Interest Entities—ASC Topic 810 generally requires that the assets, liabilities and results of operations of a VIE be consolidated into the financial statements of the enterprise that has a controlling financial interest in the VIE. The interpretation provides a framework for determining whether an entity should be evaluated for consolidation based on voting interests or significant financial support provided to the entity (variable interest). The Company considers all counterparties to the transaction to determine whether the entity is a VIE and, if so, whether the Company's involvement with the entity results in a variable interest in the entity. If the Company is determined to have a variable interest in the entity, an analysis is performed to determine whether the Company is the primary beneficiary. If the Company is determined to be the primary beneficiary, then it is required to consolidate the VIE into the consolidated financial statements.

        As of December 31, 2009, 2008 and 2007 and for the years ended December 31, 2009, 2008 and 2007, the Company consolidated DFR Middle Market CLO Ltd. ("DFR MM CLO,") as it was deemed to be the primary beneficiary of this VIE. The Company also consolidated Market Square CLO Ltd. ("Market Square CLO") as of December 31, 2008 and 2007 and for the years ended December 31, 2008 and 2007. On June 30, 2009, the Company sold all of its preference shares in Market Square CLO to an unrelated third party in exchange for an upfront payment and a delayed purchase price in the form of a right to receive a portion of the future distributions, if any, on the preference shares. As a result of the sale, the Company determined that it was no longer the primary beneficiary of Market Square CLO and therefore deconsolidated Market Square CLO. The Company is, however, deemed to retain a beneficial interest in the preference shares of Market Square CLO as a result of the delayed purchase price. The carrying value of the beneficial interest was $2.4 million as of December 31, 2009. As of December 31, 2009, none of the Market Square CLO assets, liabilities or equity are included in the Company's consolidated balance sheet; however, all of the financial impacts to the consolidated statements of operations from the previous consolidation of Market Square CLO were recognized through June 30, 2009. The Company recognized a gain on the deconsolidation of Market Square CLO of $29.6 million in the consolidated statements of operations for the year ended December 31, 2009. As a result of the sale of all of the Company's preference shares in Market Square CLO, pursuant to the terms of the related management agreement, the Company began to receive investment advisory fees from Market Square CLO. The Company also consolidated Pinetree CDO Ltd. ("Pinetree CDO") for the year ended December 31, 2007, but on December 31, 2007, the Company sold all of its interests in Pinetree CDO and deconsolidated Pinetree CDO as it was no longer the primary beneficiary of such VIE. As a result of the Pinetree CDO sale, pursuant to the terms of the related management agreement, the Company began to receive investment advisory fees from Pinetree CDO.

        Although the Company consolidates 100% of the assets and liabilities of DFR MM CLO, the Company's maximum exposure to loss on its investment in this entity is limited to its initial investment of $69.0 million. The economic impact of the Company's investment in DFR MM CLO is determined by the cash flows distributed to the Company by DFR MM CLO on its investment in $50.0 million of preferred shares and $19.0 million of debt of DFR MM CLO, subject to diversion of cash flows away from the Company as provided in accordance with the indenture for DFR MM CLO. For the years ended December 31, 2009, 2008 and 2007, the net income of $7.1 million, $1.9 million and $10.5 million, respectively, recorded under GAAP for DFR MM CLO were not indicative of the economic impact to the Company of cash flow distributions from DFR MM CLO of $5.5 million, $21.4 million and zero, respectively. Cash flows from the Company's investment in the preferred shares of DFR MM CLO were diverted beginning in the second quarter of 2009 in accordance with the DFR MM CLO indenture; however, cash flows were still received on the Company's investment in DFR MM CLO debt. However, during the first quarter of 2010, the Company received a distribution of $3.6 million related to its investment in the preferred shares of DFR MM CLO, and while the Company does expect to receive future cash flows from this investment, it is very difficult to predict the timing and amount of such future cash flows. The debt holders of DFR MM CLO have recourse only to the assets of this entity and

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

not to the general assets of the Company. The Company consolidated assets of $283.0 million and liabilities of $217.9 million related to DFR MM CLO as of December 31, 2009.

        The Company has a variable interest in each of the CDOs it manages due to the provisions of the various management agreements. As of December 31, 2009, the Company also has certain direct ownership interest which represent ownership that is less than 5% of the CDOs' total debt and equity. As of December 31, 2009, the Company's maximum loss exposure relating to its total ownership of CLO debt and equity is comprised of its investment balances, which total $2.3 million as of December 31, 2009, in addition to the potential loss of future management fees. As of December 31, 2009, the Company has determined that it does not have a majority of the expected losses or expected returns in any of the CDOs that it manages, other than DFR MM CLO, and is, therefore, not a primary beneficiary of these CDOs. Accordingly, pursuant to the provisions of ASC Topic 810, the underlying assets and liabilities related to these transactions are not consolidated with the Company's financial statements.

        On September 29, 2005, August 2, 2006 and October 27, 2006, the Company formed Deerfield Capital Trust I ("Trust I"), Deerfield Capital Trust II ("Trust II") and Deerfield Capital Trust III ("Trust III") (collectively the "Trusts"), respectively. Trust I, Trust II and Trust III are all unconsolidated VIEs. The Trusts were formed for the sole purpose of issuing and selling trust preferred securities (the "Trust Preferred Securities"). In accordance with ASC Topic 810, the Trusts are not consolidated into the Company's consolidated financial statements because the Company is not deemed the primary beneficiary of the Trusts. The Company owns 100% of the common shares of the Trusts ($1.6 million, $0.7 million and $1.4 million in Trust I, Trust II and Trust III, respectively). Trust I, Trust II and Trust III issued $50.0 million, $25.0 million and $45.0 million, respectively, of preferred shares to unaffiliated investors. The rights of holders of common shares of the Trusts are subordinate to the rights of the holders of preferred shares only in the event of a default; otherwise the common stockholders' economic and voting rights are pari passu with the preferred stockholders. The Company's $3.7 million investment in the Trusts' common shares represents the Company's maximum exposure to loss and is recorded in other investments at cost with dividend income recognized upon declaration by the Trusts. See Note 14 for further discussion of the Trust Preferred Securities and junior subordinated debt securities.

        Cash and Cash Equivalents—Cash and cash equivalents include cash on hand and securities with maturities of less than 90 days when acquired, including reverse repurchase agreements, overnight investments and short term treasuries.

        Restricted Cash and Cash Equivalents—Restricted cash and cash equivalents represent amounts held by third parties for settlement of certain obligations and cash, subject to certain restrictions, held in non-recourse entities and DPLC.

        Fair Value Measurements and Presentation—Effective January 1, 2008, the Company adopted ASC Topic 820—Fair Value Measurements and Disclosures ("ASC Topic 820"). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and enhances disclosure requirements for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. The valuation hierarchy is based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. A financial instrument's categorization within the valuation hierarchy is based on the lowest level of input that is significant to the fair value measurement. The three levels are defined as follows:

  Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

  The types of assets carried at Level 1 generally are equity securities or derivatives listed on an active exchange. During the year ended December 31, 2009, the Company traded certain futures contracts which were classified as Level 1. The Company held no Level 1 securities as of December 31, 2009.

  Level 2—inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

  The Company's assets and liabilities that are generally included in this category are Agency RMBS (as defined below), loans classified as either investments at fair value or loans held for sale where asset valuations are provided by independent pricing services and interest rate derivatives.

  Level 3—inputs to the valuation methodology include significant unobservable inputs to the fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

  The Company's assets and liabilities that are generally included in this category are non-Agency RMBS, commercial mortgage-backed securities ("CMBS"), corporate bonds, preferred shares of CDOs, beneficial interests in CDOs, contingent liabilities related to CDOs, loans classified as either investments at fair value or loans held for sale where asset valuations are not provided by independent pricing services, and warrants. Level 3 also includes loans held for investment in periods when an impairment charge is taken and such loans are included in the nonrecurring disclosure included in Note 4.

        Agency-issued RMBS are backed by mortgage loans and are guaranteed as to principal and interest by federally chartered entities such as the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac"), and, in the case of the Government National Mortgage Association ("Ginnie Mae"), the U.S. government. The Company refers to these entities as "Agencies" and to RMBS guaranteed or issued by the Agencies as "Agency RMBS." The Company's Agency RMBS portfolio at December 31, 2009 consists of Fannie Mae and Freddie Mac securities.

        As defined in ASC Topic 820, fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments' complexity. Beginning January 1, 2008, assets and liabilities recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based on the level of judgment associated with the inputs used to measure their value as described above. See Note 4 for disclosures required by ASC Topic 820.

        Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that market participants are willing to pay for an asset. Ask prices represent the lowest price market participants are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Company's policy is to take the mid-point in the bid-ask spread to value these assets and liabilities as a practical expedient for determining fair value permissible under ASC Topic 820.

        Fair value is a market-based measure considered from the perspective of the market participant who holds the asset or owes the liability rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Company's own assumptions are set to reflect those that management believes market participants would use in pricing the asset or liability at the measurement date.

        The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for assets and liabilities classified in Level 3.

        The Company has controls in place to ensure that its valuations are appropriate. Any changes to the valuation methodology are reviewed by management to confirm that the changes are justified. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies.

        The Company also adopted ASC Topic 825—Financial Instruments ("ASC Topic 825"), which provides an option to elect fair value as an alternative measurement for selected financial assets not previously recorded at fair value. The Company has elected the fair value option for all RMBS, preferred shares of CDOs, debt tranches of CDOs, assets held in DPLC and a contingent liability related to a CDO contract. The Company

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

also elected to de-designate all previously designated interest rate swaps. See Note 6 for further information. Prior to the adoption and de-designation, the RMBS and preferred shares of CDOs previously recorded as available-for-sale and designated interest rate swaps were carried at fair value with changes in value recorded directly into equity through other comprehensive loss, to the extent effective as a hedge in the case of designated interest rate swaps. The Company's fair value elections were intended to eliminate the operational complexities of applying hedge accounting while reducing the related future volatility in earnings. As of the adoption date (January 1, 2008), approximately $14.9 million of cumulative losses reflected in other comprehensive loss, related to existing RMBS and preferred shares of CDOs with an estimated fair value of approximately $4.9 billion, were reclassified to retained earnings as a cumulative-effect transition adjustment.

        Securities—The Company's securities investments are primarily Agency RMBS issued in the United States.

        ASC Topic 320—Investments—Debt and Equity Securities ("ASC Topic 320") requires certain investments to be classified as either investments at fair value, available-for-sale or held-to-maturity. The majority of the Company's securities are classified as investments at fair value securities with changes in fair value recognized in the consolidated statement of operations. All investments classified as investments at fair value and available-for-sale are reported at fair value in accordance with the methodologies described above. Unrealized gains and losses on available-for-sale securities are reported as a component of accumulated other comprehensive loss in stockholders' equity.

        Periodically, all available-for-sale securities are evaluated for other-than-temporary impairment, which is a decline in the fair value of an investment below its amortized cost attributable to factors that suggest the decline will not be recovered over the investment's anticipated holding period. The Company uses the guidelines prescribed under ASC Topic 320, ASC Topic 325—Investments—Other ("ASC Topic 325"), and U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 5(m), Other-Than-Temporary Impairment for Certain Investments in Debt and Equity Securities. Other-than-temporary impairments are recognized in net loss on available for sale securities in the consolidated statement of operations.

        Interest income is accrued based upon the outstanding principal amount of the securities and their contractual interest terms. Premiums and discounts are amortized or accreted into interest income over the estimated lives of the securities using a method that approximates the effective yield method in accordance with ASC Topic 310—Receivables ("ASC Topic 310"). These projections include assumptions about interest rates, prepayment rates, the timing and amount of credit losses and other factors. The Company reviews and makes adjustments to cash flow projections on an ongoing basis and monitors those projections based on input and analyses received from external sources, internal models and the Company's own judgment and experience. There can be no assurance that the Company's assumptions used to estimate future cash flows or the current period's yield for each asset will not change in the near term. The cost recovery method may be utilized for certain preferred shares of CDOs for which cash flows can not be reliably estimated.

        Security purchases and sales are recorded on the trade date. Realized gains and losses from the sale of securities are determined based upon the specific identification method.

        The Company's investments in limited partnerships and limited liability companies are accounted for under the equity method unless the Company's interest is so minor that the Company has virtually no influence over the entity's operating and financial policies. The cost method is used for investments that do not meet the equity method criteria.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        Loans—The Company primarily purchases senior secured and unsecured loans, which the Company classifies as either investments at fair value, loans held for sale or loans held for investment, depending on either the Company's election of fair value or the investment strategy for each loan. Loans held for sale are carried at the lower of cost or fair value. If the fair value of a loan is less than its cost basis, a valuation adjustment is recognized in the consolidated statement of operations, and the loan's carrying value is adjusted accordingly. The valuation adjustment may be recovered in the event the fair value increases. Loans held for investment are carried at amortized cost with an allowance for loan losses, if necessary. Any premium or discount is amortized or accreted to interest income over the life of the loan using a method that approximates the effective yield method. Interest income is accrued based upon the outstanding principal amount of the loans and their contractual terms. The classification of loans may change from held for investment to held for sale. When such a change occurs, the loans are adjusted to the lower of cost or fair value with the provision for loan losses reflecting the difference. This establishes a new cost for the purposes of applying the lower of cost or fair value policy.

        Allowance and Provision for Loan Losses—In accordance with ASC Topic 320, the Company establishes an allowance for loan losses at a level considered adequate based on management's evaluation of all available and relevant information related to the loan portfolio, including historical and industry loss experience, economic conditions and trends, estimated fair value and quality of collateral, estimated fair values of loans and other relevant factors.

        To estimate the allowance for loan losses, the Company first identifies impaired loans. The Company reviews and considers each loan for impairment individually at each reporting date. The Company considers a loan to be impaired when, based on current information and events, management believes it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When a loan is impaired, the allowance for loan losses is increased by the amount of the excess of the amortized cost basis of the loan over the present value of the projected future cash flows except that, if practical, the loan's observable market price or the fair value of the collateral may also be used. The Company considers the current financial information of the borrowing company and its performance against plan and changes to the market for the borrowing company's service or product amongst other factors when evaluating projected future cash flows. Increases in the allowance for loan losses are recognized in the consolidated statements of operations as a provision for loan losses. If the loan or a portion thereof is deemed uncollectible, a charge-off or write-down of a loan is recorded, and the allowance for loan losses is reduced.

        An impaired loan may be left on accrual status during the period the Company is pursuing repayment of the loan. Management reviews all impaired loans and loans that become 90-days delinquent for possible placement on non-accrual status when management believes that scheduled debt service payments will not be met within the coming 12 months. When placed on non-accrual status, all accrued but uncollected interest is reversed and charged against interest income. While on non-accrual status, interest income is recognized only upon actual receipt. However, when there is doubt regarding the ultimate collectability of loan principal, the cost recovery method is utilized. Loans are restored to accrual status after principal and interest payments are brought current and future contractual amounts due are reasonably assured.

        Derivative Financial Instruments—The Company enters into derivative contracts, including interest rate swaps and futures contracts, as a means of mitigating the Company's interest rate risk on forecasted rollover or re-issuance of repurchase agreements and certain long term debt for a specified future time period. On January 1, 2008, the Company elected to de-designate all interest rate swaps previously designated as hedges for accounting purposes. Prior to adoption and de-designation, designated interest rate swaps were carried at fair value with changes in value recorded directly into equity through other comprehensive loss, to the extent effective as a hedge, and net interest accrual on interest rate swaps designated as a hedge were reflected as an increase or decrease to interest expense for the period. See Note 9 for further information. The Company may also enter into interest rate caps and floors, credit default swap ("CDS") transactions, futures, total return swaps and warrants. These derivatives are carried at their fair value with changes in fair value reflected in the consolidated statement of operations.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        Fixed Assets—Fixed assets are stated at cost, net of accumulated depreciation. Depreciation generally is recorded using the straight-line method over the estimated useful lives of the various classes of fixed assets. Leasehold improvements are amortized over the shorter of their estimated useful lives or remaining life of the lease using the straight-line method. The Company does not consider renewal options for the determination of the amortization of leasehold improvements unless renewal is considered reasonably assured at the inception of the lease. Fixed assets are periodically reviewed for indications of impairment and written down to fair value if deemed impaired.

        Impairment of Goodwill and Other Intangible Assets—Goodwill represents the excess cost of a business acquisition over the fair value of the net assets acquired. Intangible assets are comprised of finite-lived and indefinite-lived assets. In accordance with ASC Topic 350—Intangibles—Goodwill and Other ("ASC Topic 350"), indefinite-lived assets and goodwill are not amortized. Finite-lived intangibles are amortized over their expected useful lives.

        Goodwill is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in business climate, indicate that there may be impairment. ASC Topic 350 requires, on a reporting unit level, a comparison of the book value of net assets to their estimated fair value. If the fair value is determined to be less than book value, a second step is performed to compute the amount of the impairment. In this process, an implied fair value of goodwill is estimated in the same manner as the amount of goodwill recognized in a business combination. If the carrying amount of the reporting unit exceeds the implied fair value of that goodwill, an impairment loss will be recognized in an amount equal to the excess. The loss recognized cannot exceed the carrying amount of the goodwill.

        Likewise, intangible assets are tested for impairment at least annually or more frequently if events or circumstances indicate that the asset might be impaired. An impairment charge is recorded if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its fair value.

        After an impairment charge is recognized, the adjusted carrying amount of the intangible asset, including goodwill, is the new cost basis. Any recovery in value is not recognized unless the underlying asset or net asset is subsequently sold. The evaluation of goodwill and intangible assets for impairment requires management to make estimates and exercise significant judgment. As of December 31, 2009, the Company has recognized full impairment of its goodwill, and recorded significant impairment charges to its intangible assets, recorded as a result of the Merger.

        Borrowings—The Company finances the acquisition of its securities and loan portfolios primarily through the use of repurchase agreements, securitization transactions structured as secured financings and issuance of junior subordinated debt securities. The Company financed a portion of the Merger with senior secured debt. Repurchase agreements are carried at their outstanding principal or contractual amounts including accrued interest, while senior secured debt, securitization debt and junior subordinated debt securities are carried at their outstanding principal or contractual amounts. The senior secured debt was recorded at a discount, which is being amortized to interest expense over the life of the debt.

        Due from Brokers and Due to Brokers—Amounts due from brokers and due to brokers generally represent unsettled trades and cash balances held with brokers as part of collateral requirements related to derivatives and repurchase agreements. Amounts due from brokers and due to brokers are recorded as assets and liabilities, respectively.

        Foreign Currency Translation—Financial statements of a foreign subsidiary are prepared in its local currency and translated into U.S. dollars at the exchange rate as of the balance sheet date for assets and liabilities and at a monthly average rate for revenues and expenses. Net gains or losses resulting from the translation of foreign financial statements are charged or credited to currency translation adjustment, a separate component of accumulated other comprehensive income (loss) within the consolidated statement of stockholders' equity (deficit).

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        Income Taxes—Historically, the Company had elected to be taxed as a REIT under the Code. However, the Company's REIT status terminated in 2008 when the Company converted to a C corporation to maximize the use of potential significant tax benefits and provide more flexibility with respect to future capital investment.

        For the 2009 taxable year, DFR expects to file a consolidated U.S. federal income tax return with all of its domestic corporate subsidiaries, including the five domestic corporations that own the Company's investments in DFR MM CLO and the entities that own 100% of the equity of Deerfield as a result of the Merger, DFR TRS I Corp. and DFR TRS II Corp. Filing a consolidated tax return will allow the Company to use the significant tax losses incurred during 2007 and 2008 to offset not only DFR's stand-alone taxable income but also the taxable income of its subsidiaries that were previously treated as domestic taxable REIT subsidiaries ("TRSs"), and not consolidated for tax purposes.

        Additionally, Deerfield Capital Management (Europe) Limited, a subsidiary of the Company, is subject to taxation by the Inland Revenue Service of the United Kingdom.

        The Company accounts for income taxes in conformity with ASC Topic 740—Income Taxes ("ASC Topic 740"), which requires an asset and liability approach for accounting and reporting of income taxes. Deferred income tax assets and liabilities are recognized for the future income tax consequences (temporary differences) attributable to the difference between the carrying amounts of assets and liabilities and their respective income tax bases. Deferred income tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which temporary differences are expected to be recovered or settled. A valuation allowance is provided for deferred income tax assets where realization is not considered "more likely than not." The Company recognizes the effect of change in income tax laws or rates on deferred income tax assets and liabilities in the period that includes the enactment date.

        ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company's policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes. Tax years that remain open to examination by major tax jurisdictions include 2006 to 2009.

        Share-Based Compensation—The Company accounts for restricted stock and stock options granted to non-employees for services to be performed in accordance with ASC Topic 718—Compensation—Stock Compensation ("ASC Topic 718"). Pursuant to ASC Topic 718, restricted stock and options granted to non-employees are recorded at fair value in additional paid-in capital of stockholders' equity using the graded vesting method for all share-based grants, with an offsetting amount recognized in the statement of operations (for grants prior to the adoption of ASC Topic 718). Unvested restricted stock and options are adjusted to fair value. Changes in such fair value are reflected on a retroactive basis in the statements of operations for past amortization periods. The Company elected to utilize the straight-line amortization method for any new grants subsequent to January 1, 2006 in connection with the adoption of ASC Topic 718.

        The Company accounts for restricted stock and restricted stock units granted to employees in accordance with ASC Topic 718. Under ASC Topic 718, the cost of employees services received in exchange for an award of share-based compensation is generally measured based on the grant-date fair value of the award. Share-based awards that do not require future service (i.e. vested awards) are expensed immediately. Share-based employee awards that require future service are amortized over the relevant service period. Amortization is recognized as compensation expense in the consolidated statement of operations with an offsetting increase in additional paid in capital in the consolidated balance sheet.

        Net Income (Loss) Attributable to Deerfield Capital Corp. Per Share—Basic net income (loss) attributable to Deerfield Capital Corp. per common share is calculated by dividing net income (loss) attributable to Deerfield Capital Corp. for the period by the weighted-average number of shares of the Company's common stock

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

outstanding for that period. Diluted net income (loss) attributable to Deerfield Capital Corp. per common share is calculated on net income (loss) attributable to Deerfield Capital Corp. and takes into account the effect of dilutive instruments, such as restricted stock and warrants, but uses the average share price for the period in determining the number of incremental shares that are to be added to the weighted-average number of shares outstanding. The Company also considers the appropriate treatment of contingently issuable shares that are include in diluted shares upon satisfaction of all conditions necessary for issuance. Additionally, the dilutive impact of the Series A cumulative convertible preferred stock issued in connection with the Merger and converted into common stock on a one-for-one basis on March 11, 2008, was included in the diluted income per common share calculation to the extent it was not anti-dilutive. See Note 16 for the computation of earnings per share.

        Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Concentrations of Credit Risk and Other Risks and Uncertainties—The Company's investments in securities are primarily concentrated in Agency RMBS securities that pass through collections of principal and interest from underlying mortgages. The issuing Agency guarantees the timely payment of scheduled principal and interest payments on the pool of underlying loans and therefore the Company's credit risk is limited to the risk that one of these government-sponsored agencies will fail to make scheduled payments.

        The Company is also exposed to certain other risks typical when investing in a portfolio of mortgage-backed securities. The principal risks potentially affecting the Company's consolidated financial position, consolidated results of operations and consolidated cash flows are that: (a) interest rate changes can positively or negatively affect the fair value of the Company's mortgage-backed securities, (b) interest rate changes can influence borrowers' decisions to prepay the mortgages underlying the securities, which can affect both cash flows from, and the fair value of, the securities, and (c) adverse changes in the fair value of the Company's mortgage-backed securities and/or the inability of the Company to renew short term borrowings can result in the need to sell securities at inopportune times and incur realized losses.

        The Company at times enters into derivative transactions as hedges of interest rate exposure with various investment grade counterparties. In the event of nonperformance by a counterparty, the Company is potentially exposed to losses.

  Recent Accounting Updates

        In March 2008, the FASB issued amendments to ASC Topic 815—Derivatives and Hedging ("ASC Topic 815"). The amendments to ASC Topic 815 require qualitative disclosures regarding objectives and strategies for using derivatives, quantitative disclosures regarding fair value amounts of gains and losses on derivative instruments and disclosures regarding credit-risk-related contingent features in derivative contracts. The Company adopted the amendments to ASC Topic 815 on January 1, 2009 and included the required additional disclosures in Note 9.

        In June 2008, the FASB issued amendments to ASC Topic 260—Earnings Per Share ("ASC Topic 260"). The amendments to ASC Topic 260 address whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share under the two-class method. The Company adopted the amendments to ASC Topic 260 on January 1, 2009, and the adoption had no impact on the Company's consolidated financial statements.

        In April 2009, the FASB issued amendments to ASC Topic 825—Financial Instruments ("ASC Topic 825"). The amendments to ASC Topic 825 require disclosures regarding fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. The Company adopted the amendments to ASC Topic 825 and included the required disclosures in Note 4.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        In April 2009, the FASB issued amendments to ASC Topic 820. The amendments to ASC Topic 820 were issued to provide additional guidance for estimating fair value when the volume and level of activity have significantly decreased and to provide guidance on identifying circumstances that indicate a transaction is not orderly. In addition, the amendments to ASC Topic 820 require an entity to disclose, in interim and annual periods, the inputs and valuation techniques used to measure fair value and provide a discussion of changes in valuation techniques and related inputs, if any, during the period. The Company adopted the amendments to ASC Topic 820 and considered this guidance in determining and disclosing the fair values included in the Company's consolidated financial statements.

        In April 2009, the FASB issued amendments to ASC Topic 320—Investments—Debt and Equity Securities ("ASC Topic 320"). The amendments to ASC Topic 320 were issued to amend the other-than-temporary impairment guidance in GAAP for debt securities to make the guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. The amendments to ASC Topic 320 do not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. The Company adopted the amendments to ASC Topic 320 and the adoption had no impact on the Company's consolidated financial statements.

        In May 2009, the FASB issued amendments to ASC Topic 855—Subsequent Events ("ASC Topic 855"). The amendments to ASC Topic 855 establish general standards of accounting for, and disclosure of, events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, the amendments set forth: (i) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (ii) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements and (iii) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. The Company adopted the amendments to ASC Topic 855 and has included the required disclosures in Note 26.

        In June 2009, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 166, Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140 ("SFAS No. 166"). Further, in December 2009 the FASB issued Accounting Standards Update ("ASU") No. 2009-16—Transfers and Servicing ("ASU 2009-16") to revise the FASB Accounting Standards Codification (the "Codification") to include SFAS No. 166 within ASC Topic 860. This statement was issued to address concerns about the previously existing guidance governing transfers of financial assets. SFAS No. 166 provides clarification concerning measuring whether a transferor and all of the entities included in the transferor's financial statements have surrendered control over transferred financial assets and states that a determination must consider the transferor's continuing involvements in the transferred financial assets. In addition, this statement removes the concept of a qualifying special-purpose entity from SFAS No. 140 and removes the exception from applying FIN 46(R) to qualifying special-purpose entities. SFAS No. 166 is effective for transfers of financial assets that occur during the Company's interim and annual reporting periods that begin after November 15, 2009. Management is currently evaluating the effects that SFAS No. 166 will have on the Company's consolidated financial statements and disclosures included in those consolidated financial statements.

        In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R) ("SFAS No. 167"). In December 2009, the FASB issued ASU 2009-17 to revise the Codification to include SFAS No. 167 within ASC Topic 810. In February 2010, the FASB issued ASU 2010-10, Amendments for Certain Investment Funds, to defer the effective date of the amendments to the consolidation requirements of Topic 810 resulting from the issuance of SFAS No. 167 for reporting entities with interests in entities with all the attributes of an investment company but specifically excluding interests in securitization entities. This statement was issued to address concerns about financial statement preparers' ability to structure transactions to avoid consolidation, balanced with the need for more relevant, timely and reliable information about an entity's involvement in a VIE. This statement requires an enterprise to perform an analysis to determine whether the enterprise's variable interest or interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a VIE as the enterprise that has both the power to direct the activities of a VIE that most significantly impact the entity's economic performance and the obligation to absorb losses of the entity

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. Additionally, an enterprise is required to assess whether it has an implicit financial responsibility to ensure that a VIE operates as designed when determining whether it has the power to direct the activities of the VIE that most significantly impacts the entity's economic performance. SFAS No. 167 also amends FIN 46(R) to eliminate the quantitative approach to determining the primary beneficiary of a VIE and requires ongoing reassessments of VIE status. SFAS No. 167 is effective for the Company's interim and annual reporting periods that begin after November 15, 2009.

        While the Company has not yet finalized its assessment of the impacts of SFAS No. 167, it has determined that it will need to consolidate approximately 7 to 12 CDOs with notional asset ranging from approximately 2.4 billion to 3.8 billion and notional liabilities ranging from approximately 2.3 billion to 3.8 billion. The result of consolidating the CDOs in accordance with SFAS No. 167 will have a material impact not only on the presentation of the Company's consolidated financial results but also on the Company's disclosures. The Company has determined that it will elect the fair value option for all of the financial assets and liabilities of the CDOs it will be required to consolidate. The following discussion provides a summary overview of the expected impacts of the Company's adoption of SFAS No. 167.

        The adoption of SFAS No. 167 on the consolidated balance sheet will result in material increases to total assets as restricted cash and investments at fair value and the related accrued interest will significantly increase. Similarly, liabilities will see a significant increase to non-recourse long term debt and related accrued interest. The Company expects that total stockholders' equity and non-controlling interest in consolidated entity will also significantly increase because the fair value of the liabilities is expected to be lower than the fair value of the assets as a result of lower liquidity and less transparency in the value of the non-recourse debt of the CDOs compared to the assets held in the CDOs.

        The adoption of SFAS No. 167 on the consolidated statement of operations will also result in material increases to both interest income and interest expense, along with an overall increase in net interest income which represents the primary earnings activities of these structures. Although to a lesser extent, expenses will also increase as all the expenses of the consolidated CDOs, including investment advisory fees that we previously reported as income, will be recorded as expenses. The Company also expects increased volatility in the optics of its consolidated statement of operations because of the fluctuations in both asset and liability values of the consolidated CDOs, which will flow through net other income and gain (loss) on the consolidated statement operations. All of this noneconomic activity will flow through the respective line items of the consolidated statement of operations and be reversed as net gain (loss) attributable to noncontrolling interest to arrive at net income (loss) attributable to DFR.

        In June 2009, the FASB issued amendments to ASC Topic 105—Generally Accepted Accounting Principles ("ASC Topic 105") to establish the Codification. The Codification is now the single source of authoritative nongovernmental U.S. GAAP. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. All existing accounting standards are superseded as described in the amendments to ASC Topic 105. All other accounting literature not included in the Codification is nonauthoritative. The Company adopted the amendments to ASC Topic 105 and has included the appropriate references to the Codification within the disclosures included in these consolidated financial statements.

        In August 2009, the FASB issued ASU No. 2009-05—Fair Value Measurements and Disclosures ("ASC Topic 820")—Measuring Liabilities at Fair Value ("ASU 2009-05"). ASU 2009-05 provides clarification and guidance with respect to the estimation of the fair value of liabilities in circumstances where a quoted price in an active market for an identical liability is not available. A reporting entity is required to measure fair value using one of the following techniques: (i) a valuation technique that uses the quoted price of the identical liability when traded as an asset, (ii) a valuation technique that uses quoted prices for similar liabilities or similar liabilities when traded as assets or (iii) another valuation technique that is consistent with the ASC Topic 820. ASU 2009-05 also clarifies that, when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability. The Company adopted ASU 2009-05 and has taken this guidance into account in determining the estimated fair values for its liabilities presented in the required disclosures in Note 4.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        In January 2010, the FASB issued ASU No. 2010-06—Fair Value Measurements and Disclosure ("ASC Topic 820")—Improving Disclosures about Fair Value Measurements ("ASU 2010-6"). ASU 2010-06 amends ASC Topic 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. ASU 2010-06 also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The Company adopted ASU 2010-06 and has included the required disclosures in Note 4, with the exception of the requirement to provide disclosure of the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis which will be effective for the Company's interim and annual reporting periods that begin after December 15, 2010.

3. MERGER WITH DEERFIELD

        On December 21, 2007, the Company completed the Merger, and, as a result, Deerfield became its indirect wholly-owned subsidiary. The fair values of the assets acquired and liabilities assumed in the Merger were estimated by management at the time of the Merger utilizing, among other things, the assistance of an independent valuation firm. Deerfield's investment management contracts were valued using the income approach. This approach requires a projection of revenues and expenses specifically attributable to the asset being valued so that an estimated cash flow stream can be derived. The income approach estimates fair value based on the present value of the cash flows that the asset can be expected to generate in the future. Deerfield's computer software system and the "Deerfield" trade name were valued using the relief from royalty method, which is a variation of the income approach. This method assumes that if the subject intangible assets were not already available, a royalty would have to be paid on the development and use of comparable alternative intangible assets. This method uses a market-derived royalty rate which is applied to net revenue projections so that an estimate cash flow stream can be derived. The relief of royalty method estimates fair value based on the present value of such cash flows and accounts for a terminal value which is calculated by capitalizing the after tax cash flow for the final projection year and discounting to the calculation date. The non-compete agreements contained within various Deerfield employment contracts were valued using a lost revenues approach, which is a variation of the income approach. This approach uses estimates of probable revenue losses if key individuals were to initiate competition with the Company. The potential revenue losses are translated into profits which are then discounted to present value after taxes.

        The aggregate consideration for the Merger was 14,999,992 shares (not adjusted to reflect the 1-for-10 reverse stock split effected on October 16, 2008) of Series A cumulative convertible preferred stock (the "Series A Preferred Stock") (see Note 17), $73.9 million in aggregate principal amount of Series A Senior Secured Notes ("Series A Notes") and Series B Senior Secured Notes ("Series B Notes") (collectively the "Series A and Series B Notes") (See Note 14), $1.1 million cash payment to sellers and $14.8 million of transaction related costs, including $6.8 million of seller related transaction costs. The 14,999,992 shares of Series A Preferred Stock were valued at $7.75 per share based on an average price of DFR's common stock two days before, the day of and two days after December 18, 2007, the date the transaction was announced. The $73.9 million of Series A and Series B Notes were determined to have an aggregate fair value of $71.2 million with the $2.7 million discount being amortized over the five-year life of the notes. Deerfield's results of operations and cash flows subsequent to December 21, 2007 have been included in the accompanying consolidated statements of operations and cash flows.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

        The following is a description of the valuation methodologies used for instruments measured at fair value, including the general classification of such instruments pursuant to the valuation hierarchy as described in Note 2, based on their classification in the consolidated balance sheet. Management, from time to time, may make adjustments to valuation methodologies described below under certain market conditions. Management maintains a consistent policy and process for identifying when and how such adjustments should be made. To the extent that a significant fair value adjustment is made by management, the valuation classification would generally be considered a Level 3 within the fair value hierarchy.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

  Available-for-sale securities

        As of December 31, 2009 the Company did not own any available-for-sale securities. During the year ended December 31, 2009 and 2008, the majority of the Company's available-for-sale securities were held in Market Square CLO. On June 30, 2009, the Company sold all of its preference shares in Market Square CLO and deconsolidated this VIE. The available-for-sale securities the Company previously held included high-yield corporate bonds and ABS held in Market Square CLO, CMBS and other investments. The fair value for high-yield corporate bonds represented a composite of the mid-point in the bid-ask spread of dealer quotes and were classified as Level 3 within the fair value hierarchy. The composite included control procedures to identify outlying dealer quotes. During the year ended December 31, 2009, the Company sold all of its CMBS. The fair value of the available-for-sale CMBS was determined with a model-based approach which included, but was not limited to, spreads and prepayment rates which were generally observed in the market. The continuing illiquidity in the CMBS market limited the availability of market data for the valuation models. As such, CMBS were classified as Level 3 within the fair value hierarchy. The ABS held in Market Square CLO and other investments were priced at the mid-point of the bid-ask spread of indicative dealer quotes. These and other securities valued by management by reference to dealer quotes and other similar measures were classified as Level 3 within the fair value hierarchy.

  Investments at Fair Value

        Investments at fair value include RMBS, loans and other investments held in DPLC, preferred shares of CDOs, beneficial interests in CDOs and contingent liabilities related to CDOs. The fair value for RMBS generally represents a modeled valuation, which includes spreads and prepayment rates which are observable in the market. Agency RMBS are classified as Level 2 within the fair value hierarchy. The continuing illiquidity in the non-Agency RMBS markets has limited the availability of market data which is included in the valuation models. Non-Agency RMBS are valued using model pricing that management believes would be used by market participants and classified as Level 3 within the fair value hierarchy given this limited availability of observable market data. Loans and other investments in DPLC are generally priced at a composite of the mid-point in the bid-ask spread of dealer quotes or based on the composite price of a different tranche of the same security if dealer quotes are unavailable for the specific tranche the Company owns. Loans or other investments in DPLC priced in this manner are classified as Level 2 within the fair value hierarchy. Where no such quotes are available, the price may be based on an internally developed model using composite or other comparable market data which could include unobservable market inputs. Loans and other investments held in DPLC priced in this manner are classified as Level 3 within the fair value hierarchy.

        The preferred shares of CDOs are valued by management by considering, among other things, available broker quotes. If a broker quote is unavailable, the preferred shares of CDOs are valued using composite or other comparable market data management believes would be used by market participants. Preferred shares of CDOs are classified as Level 3 within the fair value hierarchy. Beneficial interests in CDOs and contingent liabilities related to CDOs are valued by management via internal models and as such are also classified as Level 3 within the fair value hierarchy.

  Derivative assets and liabilities

        The derivatives held by the Company generally represent instruments traded in the over-the-counter market and are valued using internally-developed market-standard models. The inputs to the valuation models for the interest rate swaps and caps represent observable market data available at commonly quoted intervals for the full terms of the contracts. All interest rate derivatives are classified as Level 2 within the fair value hierarchy. The significant inputs to the valuation models for CDS transactions, total return swaps and warrants may contain a significant level of unobservable inputs. CDS transactions, total return swaps and warrants are classified as Level 3 within the fair value hierarchy. In addition, the Company also held futures contracts during the year ended December 31, 2009, which were classified as Level 1 within the fair value hierarchy as their valuation is determined based on quotes from an active exchange.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

  Loans held for sale

        Loans held for sale are carried at the lower of cost or fair value. If the fair value of a loan is less than its cost basis, a valuation adjustment is recognized in the consolidated statements of operations, and the loan's carrying value is adjusted accordingly. The valuation adjustment may be recovered if the fair value increases, which is also recognized in the consolidated financial statements. Loans held for sale are generally priced at a composite of the mid-point in the bid-ask spread of dealer quotes or based on the composite price of a different tranche of the same security if dealer quotes are unavailable for the specific tranche the Company owns. Previously the Company had classified loans held for sale priced in this manner as Level 3 within the fair value hierarchy given the illiquidity which existed in the bank loan market. As liquidity has increased and active trading is currently occurring in this market resulting in more observable market valuation inputs, the Company now classifies loans held for sale priced in this manner as Level 2 within the fair value hierarchy. Where no such quotes are available, price may be based on an internally developed model using composite or other comparable market data which could include unobservable market inputs. Loans held for sale priced in this manner are classified as Level 3 within the fair value hierarchy.

  Assets and liabilities measured at fair value on a recurring basis

        The following table presents the financial instruments carried at fair value on a recurring basis, by caption in the consolidated balance sheet and by level within the ASC Topic 820 valuation hierarchy:

December 31, 2009:	Level 1	Level 2	Level 3	Carrying Value
	(In thousands)
Investments at fair value:
RMBS	$—	$302,543	$2,631	$305,174
Loans	—	15,141	990	16,131
Other	—	2,351	3,154	5,505
Derivative assets	—	—	74	74

Total financial instrument assets	$—	$320,035	$6,849	$326,884

Derivative liabilities	$—	$450	$—	$450
Accrued and other liabilities	—	—	364	364

Total financial instrument liabilities	$—	$450	$364	$814

December 31, 2008:	Level 1	Level 2	Level 3	Carrying Value
	(In thousands)
Available-for-sale securities	$—	$—	$2,338	$2,338
Investments at fair value:
RMBS	—	342,423	5,394	347,817
Other	—	—	160	160
Derivative assets	—	—	132	132

Total financial instrument assets	$—	$342,423	$8,024	$350,447

Derivative liabilities	$—	$13,127	$402	$13,529

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

  Changes in Level 3 recurring fair value measurements

        The table below includes a rollforward of the balance sheet amounts (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

									Changes in Unrealized Gains (Losses) Related to Financial Instruments Held at December 31, 2009
	Fair Value Measurements Using Significant Unobservable Inputs
December 31, 2009:	Estimated Fair Value January 1, 2009	Net Realized/ Unrealized Gains (Losses)		Purchases, (Sales), Issuances and (Settlements), Net	Net Transfers In (Out) of Level 3		Deconsolidation of Market Square CLO	Estimated Fair Value December 31, 2009
	(In thousands)
Available-for-sale securities	$2,338	$1,445	(1)	$(17)	$—		$(3,766)	$—	$—	(1)
Investments at fair value
RMBS	5,394	(851	)(2)	(1,912)	—		—	2,631	(948	)(2)
Loans	—	1,231	(2)	14,900	(15,141	)(3)	—	990	(10	)(2)
Other	160	4,028	(2)	2,183	(2,351)		(866)	3,154	2,304	(2)
Derivative assets	132	(58	)(5)	—	—		—	74	(58	)(5)

Total financial instrument assets	$8,024	$5,795		$15,154	$(17,492)		$(4,632)	$6,849	$1,288

Derivative liabilities	$402	$120	(5)	$(522)	$—		$—	$—	$—	(5)
Accrued and other liabilities	—	(10	)(6)	(354)	—		—	(364)	(10	)(6)

Total financial instrument liabilities	$402	$110		$(876)	$—		$—	$(364)	$(10)

								Changes in Unrealized Losses Related to Financial Instruments Held at December 31, 2008
	Fair Value Measurements Using Significant Unobservable Inputs
December 31, 2008:	Estimated Fair Value January 1, 2008	Net Realized/ Unrealized Losses		Purchases, (Sales), Issuances and (Settlements), Net	Net Transfers In/Out of Level 3		Estimated Fair Value December 31, 2008
	(In thousands)
Available-for-sale securities	$10,268	$(7,189	)(1)	$(741)	$—		$2,338	$(7,244	)(1)
Investments at fair value
RMBS	1,889,399	(201,067	)(2)	(1,653,202)	(29,736	)(4)	5,394	(16,697	)(2)
Other	5,030	(3,999	)(2)	(871)	—		160	(2,673	)(2)
Derivative assets	318	(1,975	)(5)	1,789	—		132	(911	)(5)

Total financial instrument assets	$1,905,015	$(214,230)		$(1,653,025)	$(29,736)		$8,024	$(27,525)

Derivative liabilities	$1,492	$(966	)(5)	$(124)	$—		$402	$(2,060	)(5)

(1)
Net unrealized changes in fair value for available-for-sale securities are reported as an adjustment to accumulated other comprehensive loss on the consolidated statement of stockholders' equity (deficit). Impairment charges on available-for-sale securities are reported within net loss on available-for-sale securities in the consolidated statements of operations.

(2)
Net realized and unrealized gains (losses) on investments at fair value are reported within net gain (loss) on investments at fair value in the consolidated statements of operations.

(3)
As of December 31, 2009, the Company changed its classification methodology such that asset valuations for loans and preferred shares of CLOs which are provided by independent third parties using observable inputs will be classified as Level 2, rather than as Level 3 within the valuation hierarchy. The Company changed its classification methodology as a result of the increased liquidity in the loan market since the adoption of ASC Topic 820 which provided more observable market valuation inputs to the independent third parties providing these valuations.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(4)
Net transfers out of Level 3 represent Agency RMBS priced by management by reference to dealer quotes at January 1, 2008 and using modeled valuation with inputs observable in the market as of December 31, 2008.

(5)
Net realized and unrealized gains (losses) on derivative assets and derivative liabilities are recorded in net gain (loss) on derivatives in the consolidated statements of operations.

(6)
Net realized and unrealized gains (losses) on accrued and other liabilities at fair value are recorded within net gain (loss) on investments at fair value in the consolidated statements of operations.

  Assets measured at fair value on a nonrecurring basis

        Certain assets are measured at fair value on a nonrecurring basis, meaning that the instruments are measured at fair value only in certain circumstances (for example, when held at the lower of cost or fair value). The following table presents the assets carried on the consolidated balance sheet by caption and by level within the ASC Topic 820 valuation hierarchy for which a nonrecurring change in fair value was recorded during the three months ended December 31, 2009 and 2008, respectively:

December 31, 2009:	Level 1	Level 2	Level 3	Carrying Value
	(In thousands)
Loans held for sale	$—	$—	$455	$455
Loans held for investment, net of allowance for loan losses	—	—	4,230	4,230
Intangible assets, net	—	—	2,051	2,051	(1)

Total assets at fair value on a nonrecurring basis	$—	$—	$6,736	$6,736

December 31, 2008:	Level 1	Level 2	Level 3	Carrying Value
	(In thousands)
Loans held for sale	$—	$—	$215,378	$215,378
Loans held for investment	—	—	8,193	8,193
Intangible assets	—	—	3,141	3,141	(2)

Total assets at fair value on a nonrecurring basis	$—	$—	$226,712	$226,712

(1)
Represents two intangible assets related to CDO management contracts identified as a result of the Merger that were partially impaired and the intangible asset associated with the "Deerfield" trade name which was partially impaired during the three months ended December 31, 2009. See Note 11 for further discussion regarding impairment charges on the Company's intangible assets.

(2)
Represents two intangible assets identified as a result of the Merger that were impaired and marked to a fair value of zero and two intangible assets identified as a result of the Merger that were partially impaired as of December 31, 2008. See Note 11 for further discussion regarding impairment charges on the Company's intangible assets.

        In the table above, "Loans held for sale" includes changes in fair value of loans which are carried on the balance sheet at the lower of cost or fair value. "Loans held for investment" represents loans which a provision for loan losses was recorded during the three months ended December 31, 2009.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The following table presents the total change in value of financial assets for which a fair value adjustment was included in the consolidated financial statements:

	Year ended December 31, 2009	Year ended December 31, 2008
	(In thousands)	(In thousands)
Loans held for sale(1)	$(3,539)	$(90,582)
Loans held for investment(2)	(12,713)	(19,979)
Intangible assets, net(3)	(1,828)	(6,204)

Total nonrecurring fair value losses	$(18,080)	$(116,765)

(1)
Changes in the fair value of loans held for sale are reported within net gain (loss) on loans in the consolidated statements of operations.

(2)
Impairment charges to loans held for investment are reported within provision for loan losses in the consolidated statements of operations.

(3)
Impairment charges on intangible assets are reported within impairment of intangible assets and goodwill in the consolidated statements of operations.

        ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate that value. Estimated fair values presented below are calculated in accordance with ASC Topic 820. For securities which the fair value option was not elected, quoted market prices, if available, are utilized as estimates of fair values. In the absence of available quoted market prices, fair values have been derived based on management's assumptions, the estimated amount and timing of future cash flows and estimated discount rates. Different assumptions could significantly affect these estimates.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The carrying amounts and estimated fair values of the Company's financial instruments, for which the disclosure of fair values is required, were as follows:

	As of December 31,
	2009		2008
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
	(In thousands)
Financial assets:
Cash and cash equivalents(1)	$48,711	$48,711	$32,791	$32,791
Restricted cash and cash equivalents(1)	19,296	19,296	76,892	76,892
Available-for-sale securities(2)	—	—	2,338	2,338
Investments at fair value(2)	326,810	326,810	347,977	347,977
Other investments(3)	4,287	4,287	4,764	4,764
Derivative assets(2)	74	74	132	132
Loans held for sale(2)	536	632	218,137	218,301
Loans, net of allowance for loan losses(2)(3)	262,696	243,930	235,372	191,594
Investment advisory fee receivables(1)	2,117	2,117	4,012	4,012
Financial liabilities:
Repurchase agreements(1)	291,463	291,463	326,112	326,112
Derivative liabilities(2)	450	450	13,529	13,529
Accrued and other liabilities(2)	364	364	—	—
Long term debt:
DFR MM CLO(4)	217,297	146,846	231,000	111,148
Trust preferred securities(4)	123,717	35,383	123,717	12,495
Series A & Series B Notes(4)	72,315	46,806	71,768	22,826
Wachovia Facility(5)	—	—	13,932	13,932
Market Square CLO(4)(6)	—	—	276,000	205,088

(1)
Carrying amounts approximate the fair value due to the short term nature of these instruments.

(2)
The estimated fair values were determined in accordance with ASC Topic 820.

(3)
It was not practicable to estimate the fair value of certain loans and other investments because they are not traded in an active market; therefore, the carrying value displayed is an approximation of fair value for loans with a carrying value of $134.0 million and other investments with a carrying value of $4.3 million as of December 31, 2009, and the carrying value displayed is an approximation of fair value for loans with a carrying value of $137.4 million and other investments with a carrying value of $4.8 million as of December 31, 2008. If an independent pricing service can not provide fair value estimates for a given loan, the Company may determine estimated fair value based on some or all of the following: (a) current financial information of the borrowing company and performance against its operating plan; (b) changes in the fair value of collateral supporting the loan; (c) changes to the market for the borrowing company's service or product and (d) present value of projected future cash flows.

(4)
The estimated fair values were calculated utilizing the guidance from ASC Topic 820. The Company utilized comparable market data and internal models to calculate the estimated fair value of the long term debt.

(5)
As the Wachovia Facility was fully repaid in August 2009, the carrying amount was used to approximate the fair value as of December 31, 2008 due to the short term maturity of this long term debt.

(6)
On June 30, 2009, the Company sold all of its preference shares in Market Square CLO and deconsolidated this VIE.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. AVAILABLE-FOR-SALE SECURITIES

        As of December 31, 2009 the Company did not own any available-for-sale securities. The following table summarizes the Company's available-for-sale securities which were carried at fair value as of December 31, 2008:

Security Description	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value
	(In thousands)
High-yield corporate bonds held in Market Square CLO	$3,981	$—	$(2,563)	$1,418
ABS held in Market Square CLO	2,381	—	(1,493)	888
CMBS	32	—	—	32

Total	$6,394	$—	$(4,056)	$2,338

        During the year ended December 31, 2009, the majority of the Company's available-for-sale securities were held in Market Square CLO, with the exception of certain CMBS securities. During the year ended December 31, 2009 the Company sold all of its CMBS securities and on June 30, 2009, the Company sold all of its preference shares in Market Square CLO and deconsolidated this VIE.

        As of January 1, 2008, in accordance with the adoption of ASC Topic 825, the Company elected the fair value option for all of its RMBS and preferred shares of CDOs and reclassified those securities from available-for-sale to investments at fair value securities. The Company no longer assesses these securities for other-than-temporary impairment because the changes in fair value are recorded in the statements of operations rather than as an adjustment to accumulated other comprehensive loss in stockholders' equity.

        The following table summarizes the Company's securities classified as available-for-sale as of December 31, 2008, according to their weighted average lives, which were based upon contractual maturity:

Weighted Average Life	Amortized Cost	Estimated Fair Value	Weighted Average Coupon
	(In thousands)
Greater than five years and less than ten years	$5,763	$2,076	6.38%
Greater than ten years	631	262	5.92%

Total	$6,394	$2,338	6.32%

        The weighted average lives for CMBS, high-yield corporate bonds and ABS are based upon contractual maturity. Actual lives of mortgage-backed securities are generally shorter than stated contractual maturities and are affected by the contractual maturities of the underlying mortgages, periodic payments of principal, and prepayments of principal.

        The following table shows the fair value of and gross unrealized losses on available-for-sale securities with respect to which amortized cost exceeded fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2008:

	12 Months or less			More than 12 Months			Total
	Number of Securities	Estimated Fair Value	Gross Unrealized Losses	Number of Securities	Estimated Fair Value	Gross Unrealized Losses	Number of Securities	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in thousands)
High-yield corporate bonds held in Market Square CLO	1	$488	$(471)	1	$930	$(2,092)	2	$1,418	$(2,563)
ABS held in Market Square CLO	6	888	(1,493)	—	—	—	6	888	(1,493)

Total temporarily impaired securities	7	$1,376	$(1,964)	1	$930	$(2,092)	8	$2,306	$(4,056)

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        Temporary impairment of available-for-sale securities results from the fair value of securities falling below their amortized cost basis, primarily due to changes in the interest rate environment and in credit spreads. If the fair value of an available-for-sale security is less than its amortized cost basis as of the balance sheet date, the available-for-sale security is assessed to determine whether the impairment is other than temporary.

        If the Company intends to sell the available-for-sale security, an other-than-temporary impairment is deemed to have occurred. If the Company does not intend to sell the available-for-sale security, the Company assesses whether it more likely than not that the Company will be required to sell the security before the recovery of its amortized cost basis. If the Company believes it is more likely than not it will be required to sell the security before recovery of its amortized cost basis, an other-than-temporary impairment is deemed to have occurred. If, in the Company's judgment, an other-than-temporary impairment exists because the Company intends to sell the security or it will more likely than not be required to sell the security before the recovery of its amortized cost basis, the cost basis of the security is written down to the then-current fair value through earnings (as if the loss had been realized in the period of other-than-temporary impairment).

        If the Company does not expect to recover the entire amortized cost basis of an available-for-sale security, an other-than-temporary impairment is deemed to have occurred, even if the Company does not intend to sell the security. As part of this assessment, the Company compares the present value of cash flows expected to be collected from the security with the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an other-than-temporary impairment classified as a credit loss is deemed to have occurred.

        The determination of other-than-temporary impairment and other-than-temporary impairment classified as a credit loss is a subjective process, and different judgments and assumptions could affect the timing of loss realization, if any. The determination of other-than-temporary impairment and other-than-temporary impairment classified as a credit loss is made at least quarterly.

        The Company considers many factors, including but not limited to, the following when determining whether an other-than-temporary impairment classified as a credit loss for a security or investment exists:

  •
  the length of time and the extent to which the fair value has been less than the amortized cost;

  •
  whether the security has been downgraded by a rating agency; and

  •
  the financial condition of the investee and the prospect for future recovery.

        If the Company does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than temporary impairment is separated into (a) the amount representing the credit loss and (b) the amount related to other factors. The total amount of other-than-temporary impairment related to the credit loss is recorded through earnings (as if the loss had been realized in the period of other-than-temporary impairment). The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income.

        The following table presents the net (loss) gain on available-for-sale securities as reported in the Company's consolidated statements of operations:

	Year ended December 31,
	2009	2008	2007
	(In thousands)
Realized gains	$17	$23	$16,245
Realized losses	—	—	(18,982)

Net realized (losses) gains	17	23	(2,737)
Other-than-temporary impairment	(31)	(4,717)	(109,559)

Net loss	$(14)	$(4,694)	$(112,296)

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        For the year ended December 31, 2009, the Company recognized $31,000 of other-than-temporary impairment related to certain CMBS. For the year ended December 31, 2008, the Company recognized $4.7 million of other-than-temporary impairment related to certain CMBS which the Company no longer had the intent to hold to recovery in value or maturity. For the year ended December 31, 2007, the Company recognized $91.1 million of other-than-temporary impairment on available-for-sale securities related to certain RMBS, $90.7 million of which related to RMBS with respect to which the Company could no longer assert that it had the intent and ability to hold for a period of time sufficient to allow for recovery in fair value, and $0.4 million of which related to certain interest-only RMBS. In addition, during the year ended December 31, 2007, the Company recognized $18.5 million of other-than temporary impairment on certain asset-backed securities held in Pinetree CDO.

6. INVESTMENTS AT FAIR VALUE

        The following table summarizes the Company's securities classified as investments at fair value:

	December 31,
	2009	2008
Security Description	Estimated Fair Value
	(In thousands)
RMBS:
Agency	$302,543	$342,423
Non-Agency	2,631	5,394
Investments held in DPLC
Loans	16,131	—
Other investments	1,008	—
Other investments	4,497	160

Total	$326,810	$347,977

        In accordance with ASC Topic 825, the Company elected the fair value option for all of its RMBS and preferred shares of CDOs and transferred all RMBS and preferred shares of CDOs from available-for-sale to investments at fair value on January 1, 2008. In addition, the Company elected to record all investments held in DPLC at fair value in accordance with ASC Topic 825. This election was made to align the accounting basis for these investments for their consolidation into DFR with the accounting basis of such investments for DPLC's financial and investor reporting where they are valued at fair value. As of December 31, 2009, the difference between the aggregate estimated fair value of loans held in DPLC of $16.1 million and the outstanding principal balance of loans held in DPLC of $17.0 million was $0.9 million. As of December 31, 2009, there were no loans held in DPLC that were 90 days or more past due on interest payments or on nonaccrual status. Interest income on loans held in DPLC are recorded in interest income on the consolidated statements of operations and represent the current period interest accrual. ASC Topic 825 requires an estimate of the gains and losses included in earnings during the period which are attributable to changes in instrument specific credit risk. For floating rate loans, all changes in estimated fair value are attributed to instrument specific credit risk. For fixed rate instruments, an allocation of the changes in value for the period is made between those changes in estimated fair value that are interest rate related and changes that are credit risk related. As of December 31, 2009 and for the year then ended, all loans held in DPLC and recorded at fair value were floating rate loans, and the net gains included in net gain (loss) on investments at fair value attributed to instrument specific credit risk on loans were $1.3 million.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The Company records changes in fair value of investments at fair value in its consolidated statements of operations. The following table summarizes the Company's securities classified as investments at fair value, according to their weighted average life:

Weighted Average Life	Amortized Cost	Estimated Fair Value	Weighted Average Coupon
	(In thousands)
December 31, 2009:
Less than one year	$2,804	$2,802	10.72%
Greater than one year and less than five years	44,035	39,115	5.03%
Greater than five years and less than ten years	286,630	282,542	5.05%
Greater than ten years	1,338	2,351	4.50%

Total	$334,807	$326,810	5.09%

December 31, 2008:
Greater than one year and less than five years	$120,921	$106,453	5.46%
Greater than five years and less than ten years	238,107	234,669	5.00%
Greater than ten years	6,849	6,855	4.71%

Total	$365,877	$347,977	5.11%

        The weighted average lives in the table above are based upon contractual maturity for loans held in DPLC and other investments and are primarily based on a prepayment model for RMBS that considers current yields, forward yields, the slope of the yield curve, current mortgage rates and the contractual rate of the outstanding loans, the loan's age, margin and volatility. Weighted average life is an estimate of how many years it will take to receive half of the outstanding principal. Actual lives of RMBS are generally shorter than stated contractual maturities, are affected by the contractual maturities of the underlying mortgages, periodic payments of principal and prepayments of principal and may differ materially from those set forth above.

        For the year ended December 31, 2009, the Company had net purchases of RMBS of $22.0 million and received RMBS principal paydowns of $69.3 million. During 2008 the RMBS portfolio experienced significant decrease in value as a result of the recent credit crisis. This negative environment had several impacts on the Company's ability to successfully finance and hedge its RMBS portfolio. As a result, for the year ended December 31, 2008, the Company sold Agency RMBS with an amortized cost of $4.6 billion at a net realized gain of $23.8 million and sold non-Agency RMBS with an amortized cost of $1.6 billion at a net realized loss of $203.3 million.

        The following table presents the realized and unrealized gains (losses) on investments at fair value as reported in the Company's consolidated statements of operations:

	Year ended December 31,
	2009	2008	2007
	(In thousands)
Realized gains (losses)	$3,170	$(180,771)	$5,984
Unrealized gains (losses)	6,628	(39,217)	9,512

Total gains (losses)	$9,798	$(219,988)	$15,496

        As of December 31, 2009, there were $0.8 million of unsettled purchases of loans held in DPLC classified as investments at fair value.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. OTHER INVESTMENTS

  Cost Method Investments

        The Company held certain other investments as of December 31, 2009 and 2008 carried at cost less any adjustments for other-than-temporary impairment of $4.3 million and $4.8 million, respectively. These investments consist of equity securities in the entities established in connection with the issuance of the Trust Preferred Securities of $3.7 million and other common and preferred equity securities that are not traded in an active market with an original cost of $1.8 million and a carrying value of $0.6 million and $1.1 million as of December 31, 2009 and 2008, respectively. During the years ended December 31, 2009 and 2008, other-than-temporary impairment charges related to cost method investments of $0.5 million and $0.7 million, respectively, were recorded within dividend income and other net (loss) gain in the consolidated statements of operations.

  Equity Method Investments

        The Company held one equity method investment as of December 31, 2009 and 2008, an investment in Hometown Commercial Capital, LLC ("HCC"), a commercial loan originator. The Company initially recorded this investment at a cost of $3.0 million and subsequently adjusted it to a current carrying value of zero during the year ended December 31, 2007. The adjustment to the Company's carrying value was recorded in the consolidated statements of operations within dividend income and other net (loss) gain and represents an allocation of losses incurred by HCC. The Company has discontinued the application of the equity method and will not provide for additional losses because the Company has not guaranteed obligations of HCC and is not otherwise committed to provide further financial support. If HCC subsequently reports net income, the Company will resume applying the equity method only after its share of that net income equals the share of net losses not previously recognized during the period in which the equity method was suspended.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. LOANS AND LOANS HELD FOR SALE

        The following summarizes the Company's loans held for sale and loans held for investment:

	Carrying Value
Type of Loan	Loans Held for Sale(1)	Loans Held for Investment	Total
	(In thousands)
December 31, 2009:
Corporate leveraged loans:
Loans held in DFR MM CLO(2)	$—	$269,168	$269,168
Other corporate leveraged loans	536	—	536
Commercial real estate loans(3)	—	9,417	9,417

	$536	278,585	279,121

Allowance for loan losses		(15,889)	(15,889)

		$262,696	$263,232

December 31, 2008:
Loans held in Market Square CLO	$183,999	$—	$183,999
Corporate leveraged loans:
Loans held in DFR MM CLO(2)	2	243,101	243,103
Loans held in the Wachovia Facility	21,742	—	21,742
Other corporate leveraged loans	12,394	—	12,394
Commercial real estate loans(3)	—	12,250	12,250

	$218,137	$255,351	$473,488

Allowance for loan losses		(19,979)	(19,979)

		$235,372	$453,509

(1)
Carrying value of loans held for sale is lower of cost or estimated fair value.

(2)
Loans held in DFR MM CLO classified as loans held for investment are reported gross of $8.5 million and $14.8 million of allowance for loan losses as of December 31, 2009 and 2008, respectively.

(3)
Commercial real estate loans are reported gross of $7.4 million and $5.1 million of allowance for loan losses as of December 31, 2009 and 2008, respectively.

        The following summarizes the Company's allowance for loan losses:

Type of Loan	Number of Loans	Par Value	Allowance for Loan Losses
		(In thousands)
December 31, 2009:
Loans held in DFR MM CLO	3	$12,747	$8,481
Commercial real estate loans	3	8,058	7,408

Total	6	$20,805	$15,889

December 31, 2008:
Loans held in DFR MM CLO	2	$17,704	$14,844
Commercial real estate loans	4	11,118	5,135

Total	6	$28,822	$19,979

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        As of December 31, 2009 and 2008, the Company's loans held for sale and loans held for investment totaled $263.2 million and $453.5 million, net of allowance for loan losses. Loans classified as held for sale and carried at the lower of cost or estimated fair value totaled $0.5 million, net of a valuation allowance of $3.6 million and $218.1 million, net of a valuation allowance of $99.6 million, as of December 31, 2009 and 2008, respectively. Loans classified as held for investment and carried at amortized cost totaled $278.6 million, less an allowance for loan losses of $15.9 million, and $255.4 million, less an allowance for loan losses of $20.0 million as of December 31, 2009 and 2008, respectively. For the years ended December 31, 2009, 2008 and 2007 the annual average net carrying value of impaired loans were $7.6 million, $5.9 million and $4.3 million, respectively. As of December 31, 2009 and 2008, the Company held certain loans that settle interest accruals by increasing the principal balance of the loan outstanding. For the years ended December 31, 2009 and 2008, the Company settled interest receivables through increases to the loans' outstanding principal balances in the amount of $3.0 million and $6.3 million, respectively.

        DFR MM CLO loans are considered to be held for investment and are reported at amortized cost with an allowance for loan losses, if necessary, unless the Company decides to sell one of these loans, in which case the loan is transferred to loans held for sale.

        During the year ended December 31, 2008, the Company began actively seeking to sell all of the other corporate leveraged loans held in the Company's alternative asset revolving warehouse funding facility with Wachovia Capital Markets, LLC (the "Wachovia Facility"), as the Company triggered an acknowledged termination event thereunder on November 30, 2008. The Company sold a significant portion of the loans held within the Wachovia Facility during the year ended December 31, 2008 and transferred all loans held within the Wachovia Facility from loans held for investment to loans held for sale. During the first quarter of 2009, the Company sold loans held within the Wachovia Facility with a par value of $31.5 million for $10.8 million, net of interest of $0.2 million. The Company realized a loss of $6.2 million reported in net gain (loss) on loans held for investment and loans held for sale in the consolidated statements of operations during the first quarter of 2009 as a result of these sales. The Wachovia Facility was fully repaid and all of the Company's obligations thereunder were satisfied during the third quarter of 2009.

        As of December 31, 2009, the Company's commercial real estate loans consisted of four loans classified as held for investment totaling $9.4 million less an allowance for loan losses of $7.4 million. As of December 31, 2008, the Company's commercial real estate loans consisted of five loans classified as held for investment totaling $12.3 million less an allowance for loan losses of $5.1 million. The Company did not recognize interest income on these loans for the years ended December 31, 2009 and 2008.

        The following summarizes the activity within the allowance for loan losses the years ended December 31, 2009 and 2008:

	Allowance for Loan Losses
	2009	2008
	(In thousands)
Allowance for loan losses at January 1	$19,979	$5,300
Provision for loan losses	23,050	75,996
Charge-offs	(24,289)	(625)
Recoveries	(2,851)	—
Transfers to loans held for sale	—	(60,692)

Allowance for loan losses at December 31	$15,889	$19,979

        The Company did not recognize $2.4 million and $1.7 million, respectively, of interest income earned, but not yet received, on loans held for investment for the years ended December 31, 2009 and 2008, respectively, as a result of the placement of these loans on non-accrual status. In addition, the Company did not recognize $5.9 million and $3.1 million, respectively, of interest income earned, but not yet received, on loans held for sale for the years ended December 31, 2009 and 2008, respectively, as a result of the placement of these loans on non-accrual status. The Company's loans, loans held for sale and loans classified as investments at fair value

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

are diversified over many industries and as such the Company does not believe it has any significant concentration risk association with the composition of the loan portfolio.

9. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

        The Company seeks to manage its exposure to the effects of interest rate changes. Such exposure may arise from the issuance and forecasted rollover of short term liabilities or from liabilities with a contractual variable rate based on the London Interbank Offered Rate ("LIBOR"). Derivative instruments are carried at fair value as discussed in Note 4.

        The following table is a summary of the Company's derivative instruments:

	Count	Notional Amount	Assets	Liabilities	Estimated Net Fair Value
		(In thousands)
December 31, 2009:
Interest rate swaps	1	$10,000	$—	$(395)	$(395)
Interest rate cap	1	40,000	—	(55)	(55)
Warrants	2	n/a	74	—	74

	4	$50,000	$74	$(450)	$(376)

December 31, 2008:
Interest rate swaps	5	$165,000	$—	$(12,999)	$(12,999)
Interest rate cap	1	40,000	—	(128)	(128)
Warrants	3	n/a	132	—	132
Credit default swap—protection seller	1	5,000	—	(402)	(402)

	10	$210,000	$132	$(13,529)	$(13,397)

n/a—not applicable

        The following table is a summary of the net gain (loss) on derivatives included in the consolidated statements of operations:

	Year ended December 31,
	2009	2008	2007
	(In thousands)
Interest rate swaps	$2,681	$(226,939)	$(50,013)
Credit default swaps	(119)	(2,243)	138
Total return swaps	—	(1,575)	(669)
Interest rate floors and caps	(1)	(571)	(4,988)
Warrants	(58)	(1,055)	(214)
Futures	44	—	—

Net gain (loss) on derivatives	$2,547	$(232,383)	$(55,746)

  Interest Rate Swaps

        In general, when a fixed-rate or hybrid adjustable-rate RMBS is funded by a short term borrowing, the Company may enter into an interest rate swap agreement that effectively fixes a portion of the borrowing costs for a period close to the anticipated weighted-average life of the fixed-rate portion of the related RMBS. This strategy is designed to protect a portion of the Company's portfolio from increased funding costs due to rising interest rates because the borrowing costs are not fixed for the duration of the fixed-rate period of the related RMBS. The Company did not enter into any interest rate swaps during the year ended December 31, 2009. The

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Company terminated two interest rate swaps with a notional value of $75.0 million, and two interest rate swaps with a notional value of $80.0 million matured, during the year ended December 31, 2009.

        The weighted average fixed rate payable on the interest rate swaps as of December 31, 2009 and 2008 was 4.18% and 5.07%, respectively. In the first quarter of 2008, the Company breached certain equity decline triggers in substantially all of its International Swap Dealers Association ("ISDA") agreements. The Company promptly notified its active counterparties of the breach, and none of those counterparties have expressed an intention to terminate the ISDA agreements, a right available to them due to the breach. To date, the violations of the Company's ISDA agreements have not had a material adverse effect on the Company's operations and the Company continues to explore new counterparty relationships and amend existing ISDA agreements as deemed appropriate.

        As of January 1, 2008, in conjunction with the adoption of ASC Topic 825, the Company de-designated $3.8 billion (notional) of interest rate swaps previously designated as a hedge with a net negative fair value of $85.9 million at de-designation, including accrued interest. Prior to the de-designation, designated interest rate swaps were carried at fair value with changes in value recorded directly into equity through other comprehensive loss, to the extent they were effective as a hedge, in accordance with the guidance under ASC Topic 815—Derivatives and Hedging ("ASC Topic 815"). As of the adoption date, the other comprehensive loss related to the de-designation of interest rate hedges was $69.9 million. To the extent that the forecasted rolls on repurchase agreement transactions continued as anticipated, the Company would have amortized this loss and the $27.3 million in other comprehensive loss related to previously de-designated swaps from other comprehensive loss into interest expense over the remaining original hedge period, and all future changes in fair value of the interest rate swaps would have been reflected in the consolidated statements of operations. However, due to the significant RMBS sales activity and corresponding repurchase agreement repayment during the three months ended March 31, 2008, forecasted rolls on the repaid repurchase agreements did not continue as anticipated. As a result, a loss of $91.7 million was recognized during the three months ended March 31, 2008 in the consolidated statements of operations in net gain (loss) on derivatives, and a corresponding cumulative net loss relating to newly and previously de-designated interest rate swaps in other comprehensive loss was removed. The remaining $30,000 in other comprehensive loss related to the terminated and de-designated swaps as of December 31, 2009 will be amortized over the remaining original hedge period. Additionally, the Company recorded a net increase to interest expense of $0.2 million and $5.4 million during the years ended December 31, 2009 and 2008, respectively, related to the amortization of de-designated and terminated interest rate swaps.

  Interest Rate Cap

        The Company's interest rate cap is structured such that the Company will receive payments based on the spread in rates if the three-month LIBOR rate increases above a certain agreed upon contractual rate, and the Company will make payments based on a nominal fixed interest rate. This interest rate cap was entered into to manage interest rate exposure in DFR MM CLO.

  Warrants

        The Company holds warrants to purchase shares of companies with respect to which the Company is also a debt holder. These warrants were issued in connection with renegotiations of the loan agreements.

  Credit Default Swaps

        As of December 31, 2009 and 2008, the Company held zero and one CDS transaction as the protection seller, respectively. A CDS is a financial instrument used to transfer the credit risk of a reference entity from one party to another for a specified period of time. In a standard CDS contract, one party, referred to as the protection buyer, purchases credit default protection from another party, referred to as the protection seller, for a specific notional amount of obligations of a reference entity. In these transactions, the protection buyer pays a premium to the protection seller. The premium is generally paid quarterly in arrears, but may be paid in full up front in the case of a CDS with a short maturity. If a pre-defined credit event occurs during the term of the

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

credit default swap, the protection seller pays the protection buyer the notional amount and takes delivery of the reference entity's obligation.

  Total Return Swaps

        Total return swaps are financial instruments which provide the holder with the total return on an underlying asset (for example, a syndicated bank loan or bond) offset by the cost of financing. During the year ended December 31, 2008, the Company terminated its two outstanding total return swaps.

  Futures

        During the year ended December 31, 2009, the Company entered into certain exchange traded futures contracts to assist in limiting interest rate exposure.

10. FIXED ASSETS

        Fixed assets consisted of the following:

		December 31,
	Estimated initial useful life
		2009	2008
	(In years)	(In thousands)
Equipment and computer software	3 - 5	$1,199	$1,209
Leasehold improvements	15	7,421	7,420
Office furniture and fixtures	7	1,856	1,856
Construction-in-progress	n/a	23	—

		10,499	10,485
Less accumulated depreciation		(3,994)	(1,342)

Fixed assets, net		$6,505	$9,143

n/a—not applicable

        Depreciation expense related to fixed assets totaled to $2.7 million and $1.3 million for the years ended December 31, 2009 and 2008, respectively.

        On November 27, 2009, the Company entered into an amendment (the "Lease Amendment") to the Company's original lease agreement dated July 11, 2005 (as amended, the "Lease"). Under the Lease, the Company currently rents 69,184 square feet of office space (the "Original Premises") for a term ending in 2021. Pursuant to the Lease Amendment, the Company agreed to vacate the Original Premises on or before April 30, 2010 and relocate to the 12th floor in the same building consisting of 25,470 square feet of office space (the "New Premises").

        The term for the rental of the New Premises begins on October 1, 2010 and will expire on February 28, 2021. As a result of the relocation to the New Premises, the Company's annual rent expense under the Lease will be reduced by approximately $1.3 million to reflect the reduced square footage of the New Premises. In addition, pursuant to the Lease Amendment, the amount of the letter of credit constituting the Company's security deposit under the Lease was reduced from approximately $2.3 million to approximately $1.3 million. The Lease Amendment provides for a further reduction of the amount of the letter of credit to $0.5 million on September 30, 2010 upon the satisfaction of certain conditions.

        In connection with the Lease Amendment, the Company will recognize a non-cash acceleration of depreciation and amortization expense related to certain leasehold improvements and fixed assets on the Original Premises as a result of a shorter estimated life for the use of those assets. The total impact of the acceleration of the depreciation and amortization expense is approximately $6.9 million, which the Company will expense ratably from the date the Lease Amendment was signed (November 27, 2009) to the date on which the Company vacates the Original Premises (expected to be April 30, 2010). The impact of the accelerated depreciation during the year ended December 31, 2009 was approximately $1.4 million.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. INTANGIBLE ASSETS AND GOODWILL

        Intangible assets consisted of the following:

	Weighted-Average Remaining Estimated Useful Life	Gross Carrying Amount(1)	Accumulated Amortization	Net Carrying Amount
	(In years)	(In thousands)
December 31, 2009:
Finite-lived intangible assets:
Acquired asset management contracts:
CDOs	8	$21,368	$8,273	$13,095
Investment funds	13	3,127	423	2,704
Computer software systems	3	6,886	2,793	4,093
Non-compete agreements	1	614	379	235

Total finite-lived intangible assets		31,995	11,868	20,127

Indefinite-lived intangible assets:
Trade name	n/a	1,104	—	1,104

Total intangible assets		$33,099	$11,868	$21,231

December 31, 2008:
Finite-lived intangible assets:
Acquired asset management contracts:
CDOs	9	$22,396	$4,786	$17,610
Investment funds	14	4,893	1,980	2,913
Computer software systems	4	6,886	1,415	5,471
Non-compete agreements	2	614	202	412

Total finite-lived intangible assets		34,789	8,383	26,406

Indefinite-lived intangible assets:
Trade name	n/a	1,904	—	1,904

Total intangible assets		$36,693	$8,383	$28,310

(1)
Gross carrying amounts exclude any amounts related to impaired assets.

n/a—not applicable

        As discussed in Note 3, all of the intangible assets resulted from the Merger. During the year ended December 31, 2009, the Company recorded $1.8 million of impairment charges on intangible assets. The Company recorded impairment charges of $0.8 million associated with the management contract for Knollwood CDO II, Ltd. ("Knollwood CDO II") and $0.2 million associated with the management contract for Valeo Investment Grade CDO Ltd. ("Valeo CDO") as a result of the decline in expected future management fee cash flows from these CDOs. In addition, the Company recorded $0.8 million of impairment charges related to the "Deerfield" trade name.

        During the year ended December 31, 2008, the Company recorded $47.3 million of impairment charges on intangible assets, including $35.4 million associated with the management contracts related to the Company's investment funds, which performed poorly and were liquidated during 2008, and $4.0 million of impairment charges related to the "Deerfield" trade name.

        In addition, in 2008 the Company recorded impairment charges of $7.9 million associated with the management contracts related to the Company's CDOs. This is comprised of $3.3 million, $1.5 million, $1.3 million, $1.0 million, $0.4 million, $0.3 million and $0.1 million related to the intangible assets associated

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

with the management contracts for Coltrane CLO PLC ("Coltrane CLO"), Bryn Mawr CLO II, Ltd ("Bryn Mawr CLO II"), Castle Harbor II CLO Ltd. ("Castle Harbor II CLO"),Western Springs CDO Ltd. ("Western Springs CDO"), Aramis CDO, Knollwood CDO II and Access Institutional Loan Fund ("Access Fund"), respectively. Coltrane CLO triggered a market value-based event of default during the first quarter of 2008 and was liquidated by an administrative receiver. Western Springs CDO triggered an event of default during the first quarter of 2008 resulting primarily from downgrades of its underlying collateral and was subsequently liquidated. Castle Harbor II CLO triggered a market value-based event of default and was subsequently liquidated. Access Fund triggered a market-value based event of default in the third quarter of 2008 and was subsequently liquidated. During the fourth quarter of 2008, Bryn Mawr CLO II triggered a market value-based event of default and was subsequently liquidated. As of December 31, 2008, the Company also recognized partial and full impairment charges associated with the management contracts related to Knollwood CDO II and Aramis CDO, respectively, as a result of impairment analysis based on future cash flows.

        For the years ended December 31, 2009 and 2008, the Company recorded amortization on intangible assets of $5.3 million and $8.1 million, respectively. None of the finite-lived intangible assets have a residual value.

        The following table presents expected amortization expense of the existing finite-lived intangible assets:

(In thousands)
2010	$4,975
2011	4,716
2012	4,038
2013	1,708
2014	727
Thereafter	3,963

$20,127

        The following table presents a rollforward of the Company's goodwill recorded in conjunction with the Merger:

	2009	2008
	(In thousands)
Balance as of January 1
Goodwill	$98,126	$98,670
Accumulated impairment losses	(98,126)	—

	—	98,670
Merger purchase price adjustments	—	(544)
Impairment losses recorded	—	(98,126)

	—	(98,670)
Balance as of December 31
Goodwill	98,126	98,126
Accumulated impairment losses	(98,126)	(98,126)

	$—	$—

        For the year ended December 31, 2008, the Company recorded full impairment of the $98.7 million in goodwill recorded in conjunction with the Merger. Although a significant amount of time had not passed since the Merger, the continued deterioration of global credit markets and significant decline in the overall market capitalization of the Company during the first quarter of 2008 was a triggering event for an analysis of possible goodwill impairment. For the first quarter of 2008, the estimated cash flows generated by the Investment Management segment were generally consistent with the cash flows estimated at the time of the Merger. However, the market multiple for the companies that the Company considered comparable had decreased. This

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

decline in market multiples largely contributed to the $20.0 million of goodwill impairment recorded during the first quarter of 2008. As a result of the further decline in the Company's overall market capitalization experienced during the third quarter of 2008, the Company performed another analysis for possible goodwill impairment as of September 30, 2008 and determined that impairment on the remaining goodwill balance (after Merger purchase price adjustments) of $78.1 million was necessary. This was a result of the combined effect of lower market multiples, continued decline in the overall market capitalization of the Company and reduced estimated cash flows from the Investment Management segment compared to those estimated at the time of the Merger due to declines in assets under management ("AUM").

12. REPURCHASE AGREEMENTS

        Repurchase agreements are short term borrowings from financial institutions that bear interest rates that have historically moved in close relationship to the one-month, two-month or three-month LIBOR. As of December 31, 2009 and 2008, the Company had repurchase agreements outstanding in the amount of $291.5 million (including $34,000 of accrued interest) and $326.1 million (including $0.4 million of accrued interest), respectively. As of December 31, 2009 and 2008, the repurchase agreements had a weighted-average borrowing rate of 0.36% and 1.63%, respectively. The repurchase agreements had remaining maturities between 2 and 30 days as of December 31, 2009 and 2008.

        The fair value of the investments pledged and repurchase agreement liabilities include accrued interest as follows:

Type of Investments Pledged	Accrued Interest Included in Estimated Fair Value of Securities Pledged	Accrued Interest Included in Repurchase Agreement Liabilities
	(In thousands)
December 31, 2009:
RMBS	$1,220	$34

December 31, 2008:
RMBS	$1,429	$407

        The Company had amounts at risk with the following repurchase agreement counterparties:

	Amount at Risk(1)		Weighted-Average Maturity of Repurchase Agreements
	December 31,
Repurchase Agreement Counterparties:	2009	2008	2009	2008
	(In thousands)		(In days)
Deutsche Bank Securities Inc.	$3,871	$5,247	7	7
Fortis Securities LLC	8,428	10,431	25	6

Total	$12,299	$15,678	22	6

(1)
Equal to the fair value of securities pledged (including net additional repurchase agreement collateral pledged as of December 31, 2008 of $0.9 million), minus repurchase agreement liabilities and related accrued interest payable.

        During the year ended December 31, 2009, repurchase agreement liabilities decreased by $34.6 million, primarily as a result of RMBS paydowns, which resulted in associated repurchase agreement reductions. The Company's repurchase agreement liabilities are significantly concentrated with one counterparty through which the Company obtained financing for 85.3% of the $291.5 million of repurchase agreement liabilities as of

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2009. See Note 13 for additional discussion concerning securities received and pledged as collateral.

13. SECURITIES RECEIVED AND PLEDGED AS COLLATERAL

        To the extent that the Company receives collateral in connection with derivative and repurchase agreement transactions, it is generally permitted to sell or repledge these securities. As of December 31, 2009 and 2008, the Company did not have any securities held as collateral.

        The Company also pledges its own assets to collateralize its repurchase agreements and in connection with derivative transactions. These securities owned and pledged, where the counterparty has the right by contract or custom to sell or repledge the financial instruments, were approximately $303.8 million and $340.9 million as of December 31, 2009 and 2008, respectively, and consisted of securities pledged as initial collateral on repurchase agreements. In addition, as of December 31, 2009, the Company had $1.1 million of cash with counterparties as collateral on derivatives which is included in due from broker on the consolidated balance sheet. As of December 31, 2008, the Company had $0.9 million and $14.1 million of cash with counterparties as collateral on repurchase agreements and derivatives, respectively, which is included in due from broker on the consolidated balance sheet.

        The Company's largest repurchase agreement counterparty has required that the Company maintain a minimum of $20.0 million of cash and certain eligible securities in the custody of such counterparty in order to maintain its current repurchase agreement margin percentages on the Company's Agency RMBS. If the Company fails to satisfy this requirement, the counterparty will have the right to immediately increase the margin percentage under the repurchase agreements and may exercise other remedies. As of December 31, 2009, we were in compliance with this requirement.

14. LONG TERM DEBT

        The following table summarizes the Company's long term debt:

	December 31, 2009		December 31, 2008
	Carrying Value	Weighted Average Rate	Carrying Value	Weighted Average Rate
	(In thousands)		(In thousands)
Recourse:
Trust Preferred Securities	$123,717	3.05%	$123,717	6.24%
Series A and Series B Notes	72,315	5.29%	71,768	8.53%

Total Recourse	196,032	3.88%	195,485	7.08%

Non-Recourse:
DFR MM CLO(1)	217,297	1.00%	231,000	5.19%
Wachovia Facility	—	—	13,932	5.10%
Market Square CLO	—	—	276,000	5.00%

Total Non-Recourse	217,297	1.00%	520,932	5.09%

Total long term debt	$413,329	2.36%	$716,417	5.63%

(1)
Excludes $19.0 million of DFR MM CLO debt that is owned by the Company and eliminated upon consolidation. Had this debt been included the weighted-average borrowing rate would be 1.26% and 5.21% as of December 31, 2009 and 2008, respectively.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

  Recourse Debt

        Recourse debt refers to debt that is a general obligation of the Company.

  Trust Preferred Securities

        On September 29, 2005, August 2, 2006 and October 27, 2006, Trust I, Trust II and Trust III issued the Trust Preferred Securities to unaffiliated investors for gross proceeds of $50.0 million, $25.0 million and $45.0 million, respectively, and common securities to the Company for $1.6 million, $0.7 million and $1.4 million, respectively. The combined proceeds were invested by Trust I, Trust II and Trust III in $51.6 million, $25.8 million and $46.3 million, respectively, of unsecured junior subordinated debt securities issued by DC LLC. The junior subordinated debt securities are the sole assets of the Trusts. The Trust I securities mature on October 30, 2035 but are callable by DC LLC on or after October 30, 2010. The Trust II and Trust III securities both mature on October 30, 2036 but are callable by DC LLC on or after October 30, 2011. Interest is payable quarterly at a floating rate equal to three-month LIBOR plus 3.50% per annum for Trust I and plus 2.25% per annum for Trust II and Trust III. The rate as of December 31, 2009 was 3.78% for Trust I and 2.53% for Trust II and Trust III. The rate as of December 31, 2008 was 6.97% for Trust I and 5.72% for Trust II and Trust III.

        The holders of the Trust Preferred Securities are entitled to receive distributions payable quarterly at a variable rate equal to the respective spread over three-month LIBOR. The preferred and common securities of the Trusts do not have a stated maturity date; however, they are subject to mandatory redemption upon the maturity or call of the junior subordinated debt securities.

        Unamortized debt issuance costs associated with the junior subordinated debt securities totaled $1.5 million and $1.7 million as of December 31, 2009 and 2008, respectively. The debt issuance costs are classified as part of prepaid and other assets on the consolidated balance sheet. These costs are amortized into interest expense using a method that approximates the effective yield method.

        DFR has issued a parent guarantee for the payment of any amounts to be paid by DC LLC under the terms of the junior subordinated debt securities debenture. The obligations under the parent guarantee agreement constitute unsecured obligations of DFR and rank subordinate and junior to all other senior debt. The parent guarantee will terminate upon the full payment of the redemption price for the Trust Preferred Securities or full payment of the junior subordinated debt securities upon liquidation of the Trusts.

        On July 31, 2009, the Company entered into the three supplemental indentures (the "Supplemental Indentures") with the holders of the Trust Preferred Securities. The Supplemental Indentures amended the net worth covenants contained in the indentures governing the Trust Preferred Securities (the "Net Worth Covenants") to (i) permanently decrease the net worth required by the Net Worth Covenant from $175.0 million to $50.0 million and (ii) provide that the initial measurement date for compliance with the Net Worth Covenants will be September 30, 2012. In addition, the Supplemental Indentures contained provisions prohibiting the Company from (i) incurring additional indebtedness for the life of the Trust Preferred Securities, except for indebtedness permitted to be incurred in accordance with provisions that are substantially similar to the provisions of the agreements governing the Series A and Series B Notes and (ii) declaring additional dividends or distributions on its capital stock for the life of the Trust Preferred Securities, except as permitted in accordance with provisions that are substantially similar to the provisions of the agreements governing the Series A and Series B Notes. The Supplemental Indentures also provided the representative of the holders of the Trust Preferred Securities with certain inspection rights. The Supplemental Indentures superseded the temporary waiver of the Net Worth Covenant obtained from the holders of the Trust Preferred Securities in 2008. The Company paid the holders of the Trust Preferred Securities a fee of $250,000 on July 31, 2009 and committed to pay such holders an additional fee of $250,000 on or before July 31, 2010 in connection with the Supplemental Indentures. Such fees are included in debt issuance costs as part of prepaid and other assets on the consolidated balance sheet. For a discussion of subsequent events concerning the Trust Preferred Securities see Note 26.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

  Series A and Series B Notes

        On December 21, 2007, in connection with the Merger, the Company issued $73.9 million in principal amount of Series A and Series B Notes ($48.9 million Series A Notes and $25.0 million Series B Notes), recorded at a carrying value of $72.3 million, net of a $1.6 million fair value discount that will be amortized into interest expense using a method that approximates the effective yield method from issuance date to maturity on December 21, 2012. At the time of this transaction two employees of the Company held $0.8 million of the Series A Notes, one of which is also a member of the Company's board of directors (the "Board"). One of these employees, a holder of $0.2 million of the Series A Notes is no longer employed by the Company. For the year ended December 31, 2009 interest payments on the notes to the one remaining employee, a holder of Series A Notes totaling $0.6 million, who is also a member of the Board totaled $38,000. For the year ended December 31, 2008, interest payments on the notes to both employees totaled $74,000. Additionally, at the time of this transaction another member of the Board held $19.5 million of the Series B Notes.

        The holders of the Series A and Series B Notes entered into an intercreditor agreement (together with the note purchase agreements and related agreements, the "Note Documents") with respect to their relative rights, which agreement provides, among other things, that the rights of the holders of the Series A Notes, including with respect to repayment of the Series A Notes, would be subordinated to the rights of the holders of the Series B Notes unless a specified principal amount of Series B Notes was prepaid by June 30, 2008. The required prepayment did not occur, and the Series A Notes are now subordinated to the Series B Notes. The Series A and Series B Notes are guaranteed by DFR and certain of its subsidiaries and are secured by certain equity interests owned by such guarantors as specified in the Note Documents. The Note Documents include an event of default if the Company fails to pay principal or interest due in respect of any material indebtedness or fails to observe the terms of or perform in accordance with the agreements evidencing such material indebtedness if the effect of such failure is to either permit the holders of such indebtedness to declare such indebtedness to be due prior to its stated maturity or make such indebtedness subject to a mandatory offer to repurchase.

        The Series A and Series B Notes bear interest at a variable rate based upon LIBOR and an initial additional margin of 5.0% per annum. Commencing January 1, 2010, such additional annual margin of the Series A and B Notes will increase by increments of 0.5% per annum in each three-month period for eighteen months and 0.25% per annum for each three-month period thereafter.

        The Note Documents contain various restrictive covenants with respect to DFR and its subsidiaries incurring additional indebtedness or guarantees, creating liens on their assets and certain other matters and in each case subject to those exceptions specified in the Note Documents. The Company will be obligated to prepay the Series A and Series B Notes upon a Change of Control (as defined in the Note Documents). The Company may redeem the Series A and Series B Notes before their maturity from time to time, in whole or in part, at a redemption price equal to 100% of the aggregate outstanding principal amount of the Series A and B Notes to be redeemed plus accrued and unpaid interest.

        Subject to the terms of the intercreditor agreement, the Company must use a specified portion of the net cash proceeds received by DFR or any of its subsidiaries from any of the following transactions to make an offer to repurchase the Series A and Series B Notes at an offer price of 100% of the aggregate outstanding principal amount of the Series A and B Notes to be repurchased plus accrued and unpaid interest to the date of repurchase: (i) an asset sale outside the ordinary course of business or an event of loss, each as defined in the Note Documents, (ii) a debt issuance as defined in the Note Documents, (iii) an equity issuance as defined in the Note Documents, or (iv) certain exercises of warrants, rights, or options to acquire capital stock as defined in the Note Documents of DFR or any of its subsidiaries, in each case subject to specified exceptions set forth in the Note Documents.

        In addition, the Note Documents require the Issuer and DFR to use their commercially reasonable efforts to obtain a replacement debt facility, the proceeds of which would be used to refinance the obligations under the Series A and Series B Notes.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        On March 14, 2008, the Company entered into waivers (the "March Waivers") with the holders of its Series A and Series B Notes. The waivers extended through March 31, 2009 (the "Waiver Period"), and waived compliance with certain portions of a REIT qualification covenant contained in the related note purchase agreements. Pursuant to the waivers, the Company agreed to use reasonable best efforts to meet the requirements to qualify as a REIT during the Waiver Period. On May 29, 2008, the Company entered into amendments (the "May Amendments") to the March Waivers. The May Amendments extended the March Waivers through December 31, 2009. The March Waivers and the May Amendments were superseded by the amendments that the Company entered into with the holders of the Series A and Series B Notes on September 26, 2008 (the "September Amendments'). The September Amendments, among other things, deleted the REIT qualification covenants in their entirety from the note purchase agreements governing the Series A and Series B Notes.

        On May 6, 2008, the Company entered into an amendment to the note purchase agreement for each of the Series A and the Series B Notes that amended, among other provisions, certain covenants in order to permit the maintenance of intercompany notes issued to DFR by, and by DFR to, certain of its subsidiaries as well as a letter of credit required under the lease for the Company's Rosemont, Illinois offices. In connection with such amendment, the Company agreed to appoint to the board of managers of each Deerfield and DC LLC one "special manager" nominated by holders of each of the Series A and Series B Notes and to amend the organizational documents of each of Deerfield and DC LLC to provide that the dissent of both such special managers will serve as a veto on any decision by the board of managers of such entity to voluntarily institute proceedings to be adjudicated bankrupt or insolvent or the taking of similar actions. Neither DC LLC nor Deerfield has any plans to institute any such proceeding. The amendments further provide that, other than the dissent right described above, such special managers shall not have any right to directly participate in the management of Deerfield or DC LLC, as the case may be. For a discussion of subsequent events related to the Series A and Series B notes please see note 26.

  Non-Recourse Debt

        Non-recourse debt refers to debt with recourse only to specific assets pledged as collateral to the lenders, such as warehouse facilities and the debt issued by CDOs that are consolidated as VIEs. The creditors of the non-recourse debt have no recourse to the other assets of the Company. None of the Company's long term debt is subject to potential margin calls for additional pledges of cash or assets.

  DFR MM CLO

        DFR MM CLO's debt securities bear interest at rates that reset quarterly based on varying spreads to three-month LIBOR. The Company's long term debt issued by DFR MM CLO had a weighted average interest rate of 1.00% and 5.19% (1.26% and 5.44% including the $19.0 million of DFR MM CLO debt owned by the Company and eliminated upon consolidation), using the last reset dates as of December 31, 2009 and 2008, respectively.

        The DFR MM CLO debt securities are due in 2019, but are callable by the Company, at par, on July 20, 2010 and quarterly thereafter, subject to certain conditions. DFR MM CLO is a consolidated bankruptcy remote subsidiary, and the holders of its debt securities have recourse only to the collateral of DFR MM CLO, which had assets with a carrying value of $280.0 million and $293.8 million as of December 31, 2009 and 2008, respectively. During the year ended December 31, 2009, DFR MM CLO paid down $13.7 million of its outstanding debt as a result of certain structural provisions contained in its indenture.

  Wachovia Facility

        The Wachovia Facility was fully repaid in August 2009 and all of the Company's obligations thereunder were satisfied. As of December 31, 2008, the Company had $13.9 million of debt outstanding under the Wachovia Facility. The Company incurred $1.2 million of debt issuance costs that were amortized into interest expense over the term of the Facility and were fully amortized as of December 31, 2008.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

  Market Square CLO

        On June 30, 2009, the Company sold all of its preference shares in Market Square CLO. As a result of the sale, the Company determined that it was no longer the primary beneficiary of Market Square CLO and therefore deconsolidated Market Square CLO. Prior to the sale of all of its preference shares, Market Square CLO was a consolidated bankruptcy remote subsidiary, and the holders of its debt securities had recourse only to the collateral of Market Square CLO.

15. STOCKHOLDERS' EQUITY

  Common Stock

        After the close of business on October 16, 2008, the Company effected a 1-for-10 reverse stock split of its common stock. Unless otherwise noted, all share and per share amounts reflected throughout the consolidated financial statements and notes thereto have been retroactively restated to reflect the reverse stock split.

        The 14,999,992 shares (not adjusted to reflect the 1-for-10 reverse stock split effected on October 16, 2008) of Series A Preferred Stock issued in connection with the Merger were converted into common stock, on a one-for-one basis, by approval of a majority of the holders of outstanding shares of the Company's common stock at a special meeting on March 11, 2008.

        In August 2008, the Company announced that the Board had authorized the repurchase of up to $1.0 million of the Company's outstanding common stock. The amount of the authorized repurchase was capped by the terms of the Company's Series A and Series B Notes, which limit common stock repurchases to $1.0 million during the term of the note agreements. In accordance with this announcement, the Company repurchased and subsequently retired 220,000 shares of its common stock in private transactions at an average price of $4.40 per share during the year ended December 31, 2008.

  Stock Grants

        In accordance with his compensation arrangements, the Company granted their Interim Chairman of the Board 200 shares of common stock in March 2008 and again in June 2008. In 2007, the Company annually granted fully vested shares of common stock to four independent Board members, each receiving 250 shares of common stock in each grant. In addition, during the year ended December 31, 2007, two additional share grants of 200 and 364 shares were made to the Interim Chairman of the Board.

        The following summarizes the Board grants for the periods presented:

Grant Year	Number of Shares	Weighted Average Fair Value Per Share(1)	Fair Value of Grant
			(In thousands)
2008	400	$11.00	$5
2007	1,564	$134.74	$211

(1)
Weighted average fair value per share represents the closing stock price on the date of the grant.

        In accordance with ASC Topic 718 the Company recognizes the entire fair value of stock grants as an expense on the grant date, as the shares are immediately vested.

        The Company issued shares of common stock pursuant to its Management Agreement with DCM, prior to the Merger, which required DCM to receive at least 15% of each incentive fee in the form of stock rather than cash. During the year ended December 31, 2007 the Company issued 2,081 shares of common stock in the amount of $330,000 pursuant to the Management Agreement with DCM.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

  Dividends

        The Company's dividends are recorded on the record date. The Company did not record or pay dividends during 2009. The following summarizes the Company's common stock dividend declarations and distributions for the years ended December 31, 2008 and 2007:

Declaration Date	Record Date	Payment Date	Per Share Dividend	Dividend Payment
				(In thousands)
For the year ended December 31, 2008:
08/11/08	08/28/08	10/15/08	$0.85	$5,669

			$0.85	$5,669

For the year ended December 31, 2007:
04/23/07	05/07/07	05/30/07	$4.20	$21,723
07/24/07	08/07/07	08/28/07	4.20	21,736
10/23/07	11/06/07	11/27/07	4.20	21,736
12/18/07	12/28/07	01/29/08	4.20	21,736

			$16.80	$86,931

        In addition, on the October 15, 2008 dividend payment date, the Company paid approximately $1.7 million on account of accrued dividends with respect to the Series A Preferred Stock, which was converted into common stock in March 2008. The Company is no longer subject to the distribution requirements applicable to REITs. The covenants contained in the Company's indebtedness currently prohibit the Company from declaring dividends or distributions on its common stock.

  Performance Shares

        During the year ended December 31, 2009, the Company granted 12,019 restricted stock units (the "Performance Shares") to each of the five non-employee Board members as a component of their compensation. The Company recorded $250,000 in expense within other general and administrative expense on the consolidated income statement during the year ended December 31, 2009 related to these grants. Each of the Performance Shares represents the right to receive one share of the Company's common stock on May 19, 2012, subject to forfeiture and acceleration upon the occurrence of certain specified events. The number of Performance Shares granted to each non-employee Board member is subject to adjustment for dividends or other distributions paid between June 11, 2009 and May 19, 2012 and may also be adjusted, as determined by the Board, in connection with any stock dividends, stock splits, subdivisions or consolidations of shares (including reverse stock splits) or similar changes in the Company's capitalization.

        During the year ended December 31, 2008, the Company granted 209,728 Performance Shares with a grant date fair value of $2.8 million to certain of its employees as partial payment of their 2007 bonus. Each of the Performance Shares represents the right to receive one share of the Company's common stock on March 3, 2011, subject to forfeiture and acceleration upon the occurrence of certain specified events. The number of Performance Shares granted to each employee is subject to adjustment for dividends or other distributions paid between March 3, 2008 and March 3, 2011 and may also be adjusted, as determined by the Board, in connection with any stock dividends, stock splits, subdivisions or consolidations of shares (including reverse stock splits) or similar changes in the Company's capitalization. During the year ended December 31, 2008, an employee released the right to receive 22,814 Performance Shares. Additionally, during the year ended December 31, 2008, the Company granted 4,348 Performance Shares to each of the five non-employee Board members with an aggregate grant date fair value of $250,000. In addition, during the year ended December 31, 2008, holders of Performance Shares received an aggregate of 39,412 Performance Shares as a dividend payment equivalent to that which was paid in cash to the common stockholders.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The following table summarizes the Company's Performance Shares activity:

	2009	2008
Performance shares as of January 1	248,069	—
Granted	60,095	231,471
Dividend payment in shares	—	39,412
Forfeited	—	(22,814)

Performance shares as of December 31	308,164	248,069

  Restricted Stock Grants

        As a result of the Merger, the Company acquired 9,740 shares of its common stock previously held by DCM at a price of $91.80 per share, which are eliminated upon consolidation. Deerfield granted these 9,740 shares of DFR common stock to certain employees in March 2007 and under the terms of the grant, the restrictions on the employee's ownership vest in three equal installments on the first, second and third anniversary of the grant date. During the year ended December 31, 2008 as a result of the November 2008 Plan (See Note 22), vesting was accelerated on grants relating to 4,740 shares of common stock for certain terminated employees. During the year ended December 31, 2009, vesting was accelerated on 541 shares of common stock for an employee terminated in 2009 as a result of the November 2008 Plan. In addition, during the year ended December 31, 2009, an additional 541 shares of common stock vested under the terms of the grant and an employee forfeited 108 shares of common stock. Upon each vesting date, the grantee is entitled to receive the pro-rata portion of dividend payments paid on the stock plus a nominal amount of interest at a rate of LIBOR plus 5.0% per annum. The unamortized amount of the share-based payments totaled $9,000, $0.1 million and $0.6 million as of December 31, 2009, 2008 and 2007, respectively, and are being recognized on a straight-line basis over the remaining vesting period as an expense to compensation and benefits in the consolidated statement of operations and an off-setting credit to additional paid-in capital. The dividend payments are treated in a similar manner and all interest accrued on unpaid dividends is recorded as interest expense in the consolidated statement of operations. Amounts recognized for the years ended December 31, 2008 and 2007 were nominal, and there were no dividend payments made in 2009.

        The following table summarizes changes in restricted stock grants (number of shares) granted by Deerfield prior to the Merger and obtained as a result of the Merger for the year ended December 31, 2009:

	Number of Shares
	2009	2008	2007
Nonvested, January 1	1,623	9,740	—
Granted	—	—	9,740
Vested	(1,082)	(7,987)	—
Forfeited	(108)	(130)	—

Nonvested, December 31	433	1,623	9,740

  Stock Incentive Plan

        Effective December 17, 2004, the Company adopted the Stock Incentive Plan (the "Plan") that provides for the granting of stock options, common stock and stock appreciation rights to employees and service providers. On March 11, 2008, the Company's stockholders approved an amendment and restatement of the Plan to, among other matters, increase the shares of the Company's common stock reserved for issuance under the Plan from 269,231 to 613,673. The Plan was established to assist the Company in recruiting and retaining individuals with ability and initiative by enabling such persons or entities to participate in the Company's future success and to associate their interests with the Company and those of its stockholders.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

  Unvested Warrants

        On April 14, 2009, the Company announced the formation of DPLC, its investment venture with Pegasus Capital Advisors L.P. ("Pegasus"). Pegasus is a U.S.-based private equity firm. In connection with the formation of DPLC, the Company issued to Pegasus Deerfield (AIV), LLC, an affiliate of Pegasus ("Pegasus Deerfield"), (i) a five-year warrant to purchase 2,500,000 shares of the Company's common stock at an exercise price of $4.25 per share ("Warrant A") and (ii) a five-year warrant to purchase 500,000 shares of the Company's common stock at an exercise price of $10.00 per share ("Warrant B" and, together with Warrant A, the "Warrants"). The Warrants are subject to certain vesting conditions, including that none of the Warrants vest prior to July 9, 2011 and that the Warrants will vest only if Pegasus maintains a certain minimum investment in DPLC. In addition, Pegasus will be required by a certain specified date to make an election to either retain the Warrants or receive a share of the incentive allocations and investment advisory fees paid to the Company and DCM in respect of certain future investment funds and separately managed accounts managed by DCM that invest primarily in syndicated bank loans to and bonds issued by non-investment grade borrowers. In the event that Pegasus elects to receive these subsequent fund economics, they will forfeit the Warrants. Simultaneously with the execution of the Warrants, the Company entered into a registration rights agreement, dated as of April 9, 2009, with Pegasus Deerfield that provides registration rights with respect to the shares of the Company's common stock underlying the Warrants.

        On September 23, 2009, the Company and Pegasus Deerfield entered into certain amendments to the Warrants ("the Warrant Amendments") to (i) delay the earliest possible vesting date of the Warrants from April 9, 2011 to July 9, 2011 and (ii) move the time period during which the Warrant holder's average invested capital in DPLC and DPLC GP is required to be at least equal to $50.0 million in order for any of the Warrants to vest back from October 9, 2009 through April 9, 2011 to January 9, 2010 through July 9, 2011. As consideration for the Warrant Amendments, Pegasus Deerfield agreed to move the first date on which it can withdraw its capital contributions from DPLC back by three months to July 1, 2011.

        In addition, to allow Pegasus and the Company to explore a new business opportunity outside of DPLC, the Company has released Pegasus Deerfield from $1.0 million of its initial commitment to invest $75.0 million in DPLC. The Warrants have not yet vested, and a measurement date has not yet been established, because Pegasus Deerfield has not yet met the performance requirements and a sufficiently large disincentive for nonperformance of such requirements does not exist; therefore, no expense associated with the Warrants has been recorded for the year ended December 31, 2009.

16. COMPUTATION OF EARNINGS (LOSS) PER SHARE

        The following table presents the calculation of basic and diluted earnings (loss) per share:

	Year ended December 31,
	2009	2008	2007
	(In thousands, except per share data)
Net income (loss)	$64,304	$(757,410)	$(96,236)
Less: Cumulative convertible preferred stock dividends and accretion	—	2,393	355

Net income (loss) attributable to common stockholders	64,304	(759,803)	(96,591)
Net loss attributable to noncontrolling interest	2,594	—	—

Net income (loss) attributable to Deerfield Capital Corp.	$66,898	$(759,803)	$(96,591)

Weighted average shares used in basic and diluted calculations	6,740	6,514	5,161

Net income (loss) attributable to Deerfield Capital Corp. per share—basic	$9.93	$(116.65)	$(18.72)

Net income (loss) attributable to Deerfield Capital Corp. per share—diluted	$9.93	$(116.65)	$(18.72)

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        For the years ended December 31, 2009, 2008 and 2007, restricted stock grants for 433, 1,623 and 9,740 shares of the Company's common stock, respectively, are not included in the calculation of diluted net income (loss) per share because their effect was anti-dilutive under the treasury stock method. For the year ended December 31, 2009, the Warrants, issued in connection with the formation of DPLC, are not included in the calculation of dilutive net income (loss) per share because the Warrants are contingently issuable and the contingency has not yet been resolved. For the years ended December 31, 2009 and 2008, Performance Shares are included in the weighted average shares calculation but are not included in shares outstanding. For the years ended December 31, 2008 and 2007, the 14,999,992 shares of Series A Preferred Stock (not adjusted to reflect the 1-for-10 reverse stock split effected on October 16, 2008) are not included in calculation of diluted net loss per share because their effect was anti-dilutive. On March 11, 2008, the Series A Preferred Stock converted into 14,999,992 shares of common stock (not adjusted to reflect the 1-for-10 reverse stock split effected on October 16, 2008), which are included in the calculation of basic earnings per share.

        The shares of Series A Preferred Stock are considered participating securities under the two-class method as required by ASC Topic 260. The two-class method is an earnings allocation formula that determines earnings for each class of common stock and participating securities according to dividends declared or accumulated and participation rights in undistributed earnings. Under the two-class method, net income is reduced by the amount of dividends declared in the current period for each class of stock and by the contractual amounts of dividends that must be paid for the current period. The remaining earnings (loss) are then allocated to common stock and participating securities to the extent that each security may share in earnings as if all of the earnings for the period had been distributed. Diluted earnings per share is calculated using the treasury stock and "if converted" methods for potential common stock. Basic net income (loss) per share is calculated by dividing the weighted average shares outstanding for the Series A Preferred Stock and common stock into the cumulative convertible preferred stock dividends and accretion, and the net income (loss) attributable to common stockholders, respectively. Diluted net income (loss) per share is calculated by dividing the weighted average common stock including the effect of any dilutive securities using the "if-converted" method into the net income (loss). If this effect is anti-dilutive, the dilutive securities are excluded from this computation. The Series A Preferred Stock participated in any dividends declared on the Company's common stock or earned a 5% per annum dividend on the liquidation preference of $150.0 million as of December 31, 2007, subject to customary anti-dilution provisions, whichever is greater, and did not have a contractual obligation to share in the losses, if any, in any given period.

17. SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK

        Series A Preferred Stock disclosures have not been adjusted to reflect the 1-for-10 reverse stock split effected on October 16, 2008. Upon completion of the Merger, the Company issued 14,999,992 shares of Series A Preferred Stock to the selling members of Deerfield with a fair value of $7.75 per share. In connection with their previous ownership of Deerfield, a former member of the Board received 3,914,425 shares, the Chief Executive Officer received 210,299 shares and certain other employees received 112,876 shares (93,487 shares of which were received by employees who are no longer employees of the Company), respectively. The 14,999,992 shares of Series A Preferred Stock were converted into common stock, on a one-for-one basis, by approval of a majority of the holders of outstanding shares of the Company's common stock at a special meeting on March 11, 2008.

        Dividends on the Series A Preferred Stock were cumulative and began to accrue from the date of the Merger. On October 15, 2008, the Company paid approximately $1.7 million on account of accrued dividends with respect to the Series A Preferred Stock.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

18. ACCUMULATED OTHER COMPREHENSIVE LOSS

        The following is a summary of the components of accumulated other comprehensive loss:

	Year ended December 31, 2009
	Available-for- Sale Securities	Cash Flow Hedges	Foreign Currency Translation	Total
	(In thousands)
Beginning balance—January 1, 2009	$(4,055)	$(199)	$(2)	$(4,256)
Unrealized net gain for the year	1,452	—	—	1,452
Deconsolidation of Market Square CLO	2,603	—	—	2,603
Foreign currency translation loss	—	—	(55)	(55)
Reclassification adjustments:
Hedging amortization recognized in earnings	—	169	—	169

Ending balance—December 31, 2009	$—	$(30)	$(57)	$(87)

	Year ended December 31, 2008
	Available-for- Sale Securities	Cash Flow Hedges	Foreign Currency Translation	Total
	(In thousands)
Beginning balance—January 1, 2008	$13,413	$(97,239)	$43	$(83,783)
Cumulative effect adjustment from the adoption of				—
of the amendments to ASC Topic 825	(14,914)	—	—	(14,914)
Unrealized net loss for the year	(7,271)	—	—	(7,271)
Foreign currency translation loss	—	—	(45)	(45)
Reclassification adjustments:				—
Other-than-temporary impairment of securities	4,717	—	—	4,717
Accelerated amortization(1)	—	91,651	—	91,651
Hedging amortization recognized in earnings	—	5,389	—	5,389

Ending balance—December 31, 2008	$(4,055)	$(199)	$(2)	$(4,256)

(1)
Due to the repayments of repurchase agreement obligations during the year ended December 31, 2008 which resulted in a change in forecasted repurchase agreement transactions, $91.7 million was reclassified from other comprehensive loss to net gain (loss) on derivatives related to the accelerated amortization on de-designated interest rate swaps.

19. INCOME TAXES

        Historically, the Company had elected to be taxed as a REIT. However, the Company's REIT status terminated in 2008 when the Company converted to a C corporation to maximize the use of potential significant tax benefits and provide more flexibility with respect to future capital investment.

        For the 2009 taxable year, DFR expects to file a consolidated U.S. federal income tax return with all of its domestic corporate subsidiaries, including the five domestic corporations that owned the Company's investments in DFR MM CLO and the entities that own 100% of the equity of Deerfield as a result of the Merger, DFR TRS I Corp. and DFR TRS II Corp. Filing a consolidated tax return will allow the Company to use the significant tax losses incurred during 2007 and 2008 to offset not only DFR's stand-alone taxable income but also the taxable income of its subsidiaries that were previously treated as TRSs and not consolidated for tax purposes.

        DFR MM CLO is a foreign subsidiary that is generally exempt from federal and state income taxes because it restricts its activities in the United States to trading stocks and securities for its own account. DFR is

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

required, however, to include, on an annual basis, the taxable income from DFR MM CLO in its calculation of taxable income, regardless of whether that income is distributed to DFR. DPLC and DPLC GP are also generally exempt from federal and state income taxes because they are classified as partnerships for tax purposes and their taxable income/losses are passed through to their partners. However, DFR is required to include, on an annual basis, its proportionate share of taxable income/losses from these entities in its calculation of taxable income.

        The Company has recorded deferred income taxes as of December 31, 2009 in accordance with ASC Topic 740. The Company records deferred tax assets and liabilities for the future tax consequences attributable to differences between the GAAP carrying amounts and their respective income tax bases. As required by ASC Topic 740, DFR evaluated the likelihood of realizing tax benefits in future periods, which requires the recognition of a valuation allowance to reduce any deferred tax assets to an amount that is more likely than not to be realized.

        As of December 31, 2009, the Company continued to record a full valuation allowance on the deferred tax asset. Accordingly, as of December 31, 2009, the Company has recognized a gross deferred tax asset of $356.3 million, a deferred tax liability of $2.5 million and a valuation allowance for deferred tax assets in the amount of $353.8 million. As such, the Company recognized no net deferred tax asset as of December 31, 2009.

        Under ASC Topic 740, DFR is required to identify and consider all available evidence, both positive and negative, in determining whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. The Company will continue to reassess its ability to recognize additional deferred tax assets, and if management concludes, after evaluation of all positive and negative evidence, that realization of the deferred tax asset is more likely than not, then the Company will remove some or all of the valuation allowance and recognize a deferred tax asset at that time, which will impact the Company's recorded income tax expense or benefit on the consolidated statement of operations.

        As of December 31, 2009 the Company had a federal net operating loss ("NOL") of approximately $209.0 million, which will be available to offset future taxable income, subject to the limitations described below. If not used, this NOL will begin to expire in 2028. The Company also had net capital losses ("NCLs") in excess of capital gains of $422.8 million as of December 31, 2009, which can be carried forward to offset future capital gains, subject to the limitations described below. If not used, this carryforward will begin to expire in 2012. No assurance can be provided that the Company will have future taxable income or future capital gains to benefit from its NOL and NCL carryovers. In addition, the Company's NOL and NCL carryovers may be limited by Sections 382 and 383 of the Code, if the Company undergoes an ownership change as defined in those sections ("Ownership Change"). Generally, there is an Ownership Change if, at any time, one or more 5% shareholders (as defined in the Code) have aggregate increases in their ownership of the Company of more than 50 percentage points looking back over the relevant testing period, which can occur as a result of acquisitions and certain dispositions of common stock by the Company's 5% shareholders. If an Ownership Change occurs, the Company's ability to use its NOLs, NCLs and certain recognized built-in losses to reduce its taxable income in a future year would generally be limited to an annual amount (the "Section 382 Limitation") equal to the fair value of the Company immediately prior to the Ownership Change, subject to certain adjustments, multiplied by the "long term tax-exempt interest rate." In the event of an Ownership Change, NOLs and NCLs that exceed the Section 382 Limitation in any year will continue to be allowed as carryforwards for the remainder of the carryforward period, and such NOLs and NCLs can be used to offset taxable income for years within the carryforward period subject to the Section 382 Limitation in each year. However, if the carryforward period for any NOL or NCL were to expire before that loss was fully utilized, the unused portion of that loss would be lost.

        For the year ended December 31, 2009, the Company recognized income tax expense of $29,000, as a result of foreign taxes related to a subsidiary. For the year ended December 31, 2008, the Company recognized income tax expense of $0.4 million.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The table below details the significant components of the Company's deferred tax asset and deferred tax liability associated with the valuation allowance:

	December 31,
	2009	2008
	(In thousands)
Deferred tax assets:
Provision for loan losses	$23,563	$32,311
Unrealized gains/losses	4,565	48,401
Impairment of intangible assets and goodwill	55,478	54,751
RMBS book/tax differences	12,322	13,587
Excess capital losses	168,055	145,525
Net operating loss carryforward	83,056	77,204
Other	9,292	9,634

	356,331	381,413
Less: Valuation allowance	(353,875)	(380,068)

Deferred tax asset	2,456	1,345

Other	(2,456)	(1,345)

Deferred tax liability	(2,456)	(1,345)

Net deferred tax asset	$—	$—

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Taxable income (loss) calculations differ from GAAP income calculations in a variety of ways, which create deferred tax assets or liabilities. Two significant differences include the timing of amortization of premium and discounts and the timing of the recognition of gains or losses on assets. The rules for both GAAP and tax accounting for loans and securities are technical and complicated, and the impact of changing interest rates, actual and projected prepayment rates and actual and projected credit losses can have a very different impact on the amount of GAAP and tax income (loss) recognized in any one period. To determine taxable income (loss), the Company is not permitted to anticipate, or reserve for, credit losses, which include provisions for loan losses, unrealized gains/losses and impairments on intangible assets and goodwill. Taxable income (loss) can only be reduced by actual realized losses. Furthermore, for tax purposes, actual realized capital losses are only deductible to the extent that there are actual realized capital gains to offset the losses.

        A reconciliation of the statutory income tax provision to the effective income tax provision is as follows:

	Year ended December 31,
	2009		2008
	Tax	Rate	Tax	Rate
	(In thousands)		(In thousands)
Pretax book income (loss) at statutory tax rate	$25,569	39.75%	$(300,893)	39.75%
Non-U.S. income taxed at different rates	17	0.03%	60	(0.01)%
Permanent differences:
Nondeductible expenses	8	0.01%	(947)	0.13%
Nondeductible goodwill	—	0.00%	3,279	(0.43)%
Tax effect of REIT termination effective January 1, 2008	—	0.00%	(81,337)	10.74%
Valuation allowance	(25,565)	(39.74)%	380,068	(50.20)%
Other	—	0.00%	121	(0.02)%

Total income tax expense	$29	0.05%	$351	(0.05)%

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        As a REIT, the Company was able to pass through substantially all of its earnings generated at the REIT level to stockholders without paying income tax at the corporate level. However, the Company held various assets in TRS entities. The TRS entities taxable as domestic C corporations were subject to federal, state and local taxes to the extent they generated net taxable income. For the year ended December 31, 2007 the TRS entities recorded a provision for income taxes of $1.0 million.

        On May 19, 2009, the Company held an annual stockholders meeting (the "Annual Meeting") at which the Company's stockholders approved an amendment to the Company's charter to restrict certain acquisitions and dispositions of the Company's securities and to remove references to the Company's operation as a REIT as one of the purposes of the Company (the "Charter Amendment"). The restrictions on acquisitions and dispositions of the Company's securities contained in the Charter Amendment are intended to preserve the benefit of the Company's NOLs, NCLs and certain other tax attributes for tax purposes. The Charter Amendment was filed with the Maryland State Department of Assessments and Taxation on May 20, 2009. In connection with the Charter Amendment, the Company's stockholder rights plan that was adopted on March 11, 2009 automatically terminated.

        The Charter Amendment is designed to prevent an Ownership Change. The Charter Amendment generally prohibits any direct or indirect sale, transfer, assignment, exchange, issuance, grant, redemption, repurchase, conveyance, pledge or other disposition of shares of the Company's common stock or rights or options to purchase the Company's common stock or any other interests that would be treated as stock of the Company under the income tax regulations promulgated under the Code, if as a result of such sale, transfer, assignment, exchange, issuance, grant, redemption, repurchase, conveyance, pledge or other disposition, any person or group becomes a 5% shareholder (as defined in the Code), which generally includes a person or group that beneficially owns 5% or more of the market value of the total outstanding shares of the Company's common stock, or the percentage of the Company's common stock owned by a 5% shareholder (as defined in the Code) would be increased. As a result of these restrictions, certain transfers of stock by existing 5% shareholders are prohibited. In addition to other exceptions, a person will not be treated as violating the Charter Amendment as a result of acquiring shares of stock, directly or indirectly, as a result of the issuance of a warrant, the exercise thereof or the transfer or acquisition of such warrant or stock acquired thereby, where such warrant had first been issued upon approval of the Board unless and until the person to whom such warrant was issued thereafter acquires any stock that is unrelated to the warrant. The Board has granted limited exemptions to the Charter Amendment as disclosed in its Current Report on Form 8-K filed with the SEC on May 19, 2009.

        If the Board determines that a transfer would be prohibited, then, upon the Company's written demand, the purported transferee will transfer the securities that are the subject of the prohibited transfer, or cause such securities to be transferred, to an agent designated by the Board. The agent will sell the securities to a buyer or buyers, which may include the Company, in one or more arm's-length transactions that comply with the Charter Amendment. If the purported transferee has resold the securities before receiving the Company's demand to surrender them to the agent, the purported transferee will be deemed to have sold the securities for the agent and will be required to transfer to the agent any distributions received with respect to such securities and any proceeds of the sale of such securities (except for any proceeds which the Company grants the purported transferee written permission to retain and which do not exceed the amount that the purported transferee would have received from the agent if the agent had resold such securities). The proceeds of the sale of any such securities will be applied first to the agent to cover its costs and expenses, second to the purported transferee, up to the lesser of the amount paid by the purported transferee for the securities or the fair market value of the securities at the time of the attempted transfer, and third to one or more charitable organizations selected by the Board. In no event will the proceeds of the sale of such securities inure to the Company's benefit.

20. THE MANAGEMENT AGREEMENT

        Prior to the Merger with Deerfield, the Company operated under a management agreement (the "Management Agreement") that provided, among other things, that the Company would pay DCM, in exchange for investment management and certain administrative services, certain fees and reimbursements.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

After the Merger, on December 21, 2007, the Company entered into a revised management agreement (the "Revised Management Agreement") to provide the same types of services. Under the Revised Management Agreement, fees are to be paid based upon a mutually agreed upon calculation, which is currently a cost plus margin basis for investment advisory and executive management services, and all ancillary services, including back office support and certain operating expenses, are charged at cost. The Revised Management Agreement does not have an incentive fee component.

        The Management Agreement terms are summarized below:

        DFR paid DCM a monthly base management fee equal to 1/12 of Equity multiplied by 1.75%. Equity as defined by the Management Agreement represented net proceeds from any issuance of common shares less other offering related costs plus or minus the Company's retained earnings (excluding non-cash equity compensation incurred in current or prior periods) less any amounts the Company paid for common share repurchases. The calculation could have been adjusted for one-time events due to changes in GAAP as well as other non-cash charges upon approval of the independent directors of the Company. The base management fee was paid monthly in arrears.

        DFR paid DCM a quarterly incentive fee based on the product of (1) 25.0% of the dollar amount by which (A) the Company's net income (before incentive fees) for a quarter per common share (based on weighted average number of actual shares outstanding) exceeded (B) an amount equal to (i) the weighted average share price of common shares in the initial offering and subsequent offerings of the Company, multiplied by (ii) the greater of (a) 2.00% and (b) 0.50% plus one-fourth of the Ten Year Treasury rate for such quarter, multiplied by (2) the weighted average number of common shares outstanding for the quarter. The calculation could have been adjusted for one-time events due to changes in GAAP as well as other non-cash charges upon approval of the independent directors of the Company.

        The incentive fee was paid quarterly with 85.0% of the fee paid to DCM in cash and 15.0% paid in the form of a restricted stock award. DCM could elect to receive more than 15.0% of an incentive fee in the form of common shares. DCM's ownership percentage of the Company, direct and indirect, could not exceed 9.8%. All shares were fully vested upon issuance, provided that DCM agreed not to sell such shares prior to the date that was one year after the date the shares were payable. The value was deemed to be the average of the closing prices of the shares on the exchange over the thirty calendar-day period ending three days prior to the issuance of such shares.

        The Company's base management fee expense, not eliminated in consolidation, for the year ended December 31, 2007 was $12.2 million. In addition to the base management fee, amortization for the year ended December 31, 2007 was $(0.1) million related to the restricted stock and stock options granted to DCM and was included in the management fee expense to related party in the consolidated statements of operations. See Note 15 for additional information regarding the grant to DCM. DCM earned an incentive fee for the year ended December 31, 2007 of $2.2 million. The Company recorded expenses related to reimbursable out-of-pocket and certain other costs incurred by DCM totaling $1.1 million for the year ended December 31, 2007. For the years ended December 31, 2009 and 2008, investment advisory fees earned by the Investment Management segment from the Principal Investing segment were $5.8 million and $12.1 million, respectively, which are eliminated in consolidation. The management fees under the Revised Management Agreement are based on a cost plus basis for investment advisory, management and operational services.

21. RELATED-PARTY TRANSACTIONS

        The Company's Compensation Committee approved the terms of, and on May 22, 2008 the Company entered into, a satisfaction agreement with Robert Grien, the Company's former president, resolving each party's understanding of the compensation obligations owed to Mr. Grien pursuant to the terms of his employment agreement, which the Company assumed in connection with the Merger. Pursuant to the terms of the satisfaction agreement, the Company agreed to pay Mr. Grien a sum of $667,000, representing full and final settlement of Mr. Grien's compensation payment claims under his employment agreement, which expired in accordance with its terms on December 31, 2007. In return, Mr. Grien agreed to generally release the Company

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

from claims arising under his employment agreement. Mr. Grien further agreed to release the right to receive 22,814 Performance Shares previously granted as part of his 2007 bonus award but which Mr. Grien had not accepted. In the event Mr. Grien is subject to any tax liability, related penalties or interest related to his release of the 22,814 Performance Shares, the Company is obligated pursuant to the terms of the satisfaction agreement to pay such amounts on behalf of Mr. Grien, provided that it also have a right to control the defense of any claims relating thereto.

        In connection with certain cost-saving initiatives enacted by the Company in response to the adverse economic climate (see Note 22), DCM entered into a transition employment agreement, dated December 23, 2008 and effective December 30, 2008, with Mr. Grien. Mr. Grien relinquished his title as president on November 6, 2008. In connection with his departure, Mr. Grien was given the ability to select one of three compensatory options. As per Mr. Grien's selection, his employment terminated on January 13, 2009. Mr. Grien continued to receive his current base salary and benefits through the end of his employment. In addition, Mr. Grien received a lump sum payment of $500,000 in accordance with the terms of his transition employment agreement. He was also paid approximately $22,300 for accrued but unused vacation time. Mr. Grien provided a general release to DCM for any claims he might have against DCM and its affiliates. In addition, Mr. Grien executed a second release releasing DCM and its affiliates from all claims that may have arisen from December 23, 2008 through January 13, 2009. In consideration of this release, Mr. Grien received an additional one week of salary in accordance with DCM's normal payroll policies.

        In connection with the previously discussed cost-saving initiatives (see Note 22), DCM also entered into a transition employment agreement, effective January 7, 2009, with Richard Smith, the Company's former chief financial officer. Mr. Smith relinquished his title as chief financial officer on November 6, 2008. In connection with his departure, Mr. Smith was given the ability to select one of three compensatory options. Per Mr. Smith's selection, his employment with DCM was scheduled to terminate on February 25, 2009 or on such earlier date as Mr. Smith resigns. Mr. Smith resigned on January 29, 2009. Mr. Smith continued to receive his base salary and benefits through the date of his resignation and also received a $30,000 payment on February 1, 2009. In addition, Mr. Smith received (i) a lump sum payment of $125,000 and (ii) an additional $30,000 payment on February 1, 2010. He was also paid approximately $6,635 for accrued but unused vacation. Mr. Smith provided a general release to DCM for any claims he might have against DCM and its affiliates. In addition, Mr. Smith executed a second release releasing DCM and its affiliates from all claims that may have arisen from December 31, 2008 through January 29, 2009. In consideration of this release, Mr. Smith received an additional one week of salary paid in accordance with DCM's normal payroll policies.

        In connection with the previously discussed cost-saving initiatives (see Note 22), DCM entered into a transition employment agreement, dated December 23, 2008 and effective December 30, 2008, with John Brinckerhoff, DCM's former director of portfolio management. Mr. Brinckerhoff was given the ability to select one of three compensatory options. As per Mr. Brinckerhoff's selection, his employment with DCM terminated on April 18, 2009. Mr. Brinckerhoff worked on such ongoing and transition matters as DCM assigned to him prior to his last day of employment on April 18, 2009. Mr. Brinckerhoff continued to receive his base salary and benefits through the end of his employment subject to the terms of his transition employment agreement. In addition, Mr. Brinckerhoff received a lump sum payment of $250,000 in accordance with the terms of his transition employment agreement. Mr. Brinckerhoff provided a general release to DCM for any claims he might have against DCM and its affiliates. In addition, Mr. Brinckerhoff executed a second release that released DCM and its affiliates from all claims that may have arisen from December 23, 2008 through his final day of employment. In consideration of this release, Mr. Brinckerhoff received an additional one week of salary at his current rate in accordance with DCM's normal payroll policies.

22. COST SAVINGS INITIATIVES

        On March 1, 2008, in response to the adverse credit markets the Company implemented an initial cost saving initiative (the "March 2008 Plan") and reduced the Company's headcount by 13 employees, or approximately 10% of the then current workforce, across a broad range of functions. This resulted in severance expense of $0.3 million during the three months ended March 31, 2008. In November 2008, in response to the

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

continued deterioration in market conditions, the Company implemented a second cost saving initiative (the "November 2008 Plan"). The November 2008 Plan involved reducing headcount by 24 employees, or approximately 26% of the then current workforce, reducing bonus compensation and instituting a salary freeze. The compensation payable to those 24 employees accounted for approximately 37% of the Company's annual compensation expense in 2008. The November 2008 Plan headcount reductions were largely related to the fixed income arbitrage trading business and the associated back-office infrastructure.

        The following table provides a rollforward of the activity included within the accrued and other liabilities line item in the consolidated balance sheets related to the March 2008 Plan and the November 2008 Plan:

	Employee Severance Accrual	Exit Costs Accrual	Total
	(In thousands)
Balance—January 1, 2009	$1,083	$175	$1,258
Provisions	194	42	236
Payments	(1,245)	(203)	(1,448)

Balance—December 31, 2009	$32	$14	$46

Balance—January 1, 2008	$—	$—	$—
Provisions	1,592	229	1,821
Payments	(509)	(54)	(563)

Balance—December 31, 2008	$1,083	$175	$1,258

23. SEGMENT REPORTING

        The Company operates in two reportable segments, Investment Management and Principal Investing. Management evaluates the performance of each business unit based on segment results, expenses and revenues. It is also important to understand when viewing segment results that they include direct and allocated expenses and revenues.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The following summarizes the financial information concerning the Company's reportable segments (as described in Note 1):

	For The Year Ended December 31, 2009
	Investment Management	Principal Investing	Eliminations		Consolidated
	(In thousands)
Interest income	$82	$48,767	$—		$48,849
Interest expense	4,999	14,960	—		19,959

Net interest (expense) income	(4,917)	33,807	—		28,890
Provision for loan losses	—	20,114	—		20,114

Net interest (expense) income after provision for loan losses	(4,917)	13,693	—		8,776
Investment advisory fees	23,907	—	(6,027	)(1)	17,880

Total net revenues	$18,990	$13,693	$(6,027)		$26,656
Depreciation and amortization	$7,904	$—	$—		$7,904
Income tax expense	$29	$—	$—		$29
Net (loss) income	$(8,776)	$73,080	$—		$64,304
	As of December 31, 2009
	(In thousands)
Identifiable assets	$47,477	$675,668	$(2,923	)(2)	$720,222

	For The Year Ended December 31, 2008
	Investment Management	Principal Investing	Eliminations		Consolidated
	(In thousands)
Interest income	$723	$121,618	$—		$122,341
Interest expense	7,108	77,696	—		84,804

Net interest (expense) income	(6,385)	43,922	—		37,537
Provision for loan losses	—	75,996	—		75,996

Net interest (expense) income after provision for loan losses	(6,385)	(32,074)	—		(38,459)
Investment advisory fees	52,225	—	(12,064	)(1)	40,161

Total net revenues	$45,840	$(32,074)	$(12,064)		$1,702
Depreciation and amortization	$9,442	$—	$—		$9,442
Income tax expense	$127	$224	$—		$351
Net loss	$(149,496)	$(607,914)	$—		$(757,410)
	As of December 31, 2008
	(In thousands)
Identifiable assets	$62,472	$935,064	$(680	)(2)	$996,856

(1)
Primarily represents internal fees charged to the Principal Investing segment by the Investment Management segment on a cost plus basis for investment advisory, management and operational services. In addition, for the year ended December 31, 2009 this includes $0.2 million of management fees which were earned on the Company's investment in DPLC and eliminated upon consolidation.

(2)
Represents the payable for fees charged to the Principal Investing segment by the Investment Management segment and the intercompany receivable from the Principal Investing segment for expenses paid by the Investment Management segment which have not yet been reimbursed by the Principal Investing segment.

        The Company believes that financial information regarding segment operating activities from the December 21, 2007 Merger date to December 31, 2007 is not material or meaningful for the purposes of evaluating the Company's financial results and therefore is not presented. As of December 31, 2007, total assets

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

of the Investment Management Segment and the Principal Investing segments were $221.3 million and $7,556.7 million.

        The Principal Investing segment results of operations include the financial results of DFR MM CLO for the years ended December 31, 2009 and 2008, and the financial results of DPLC for the year ended December 31, 2009. The Principal Investing segment results of operations also include the financial results of Market Square CLO for the year ended December 31, 2008. On June 30, 2009, the Company sold all of its preference shares in Market Square CLO to an unrelated third party in exchange for an upfront payment and a delayed purchase price in the form of a right to receive a portion of the future distributions, if any, on the preference shares. As a result of the sale, the Company determined it was no longer the primary beneficiary of Market Square CLO and therefore deconsolidated Market Square CLO. As of December 31, 2009, none of the Market Square CLO assets, liabilities or equity are included in the Company's consolidated balance sheet; however, all of the financial impacts to the consolidated statements of operations from the previous consolidation of Market Square CLO were recognized through June 30, 2009.

24. EMPLOYEE BENEFIT PLAN

        As a result of the Merger, the Company maintains a voluntary contribution 401(k) plan (the "Plan") covering all of its employees who meet certain minimum requirements and elect to participate. Under the Plan, employees may contribute a specified portion of their salary into the Plan after completing an initial employment period. The Company has the discretion to match a percentage of the employee contributions for the year. All Plan contributions are paid into the Deerfield & Company LLC 401(k) Savings Plan & Trust (the "Trust"). The Trust is allowed to invest the contributions, at the employer's discretion, in a variety of instruments defined in the Plan agreement. During 2010, the Company contributed $0.1 million on behalf of the employees related to the year ended December 31, 2009. The Company did not make any contributions to the Plan related to the year ended December 31, 2008.

25. COMMITMENTS AND CONTINGENCIES

  Legal Proceedings

        As previously reported, the SEC is conducting an investigation relating to certain practices associated with the offer, purchase or sale of collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs") and the creation of re-REMICs. The investigation concerns certain mortgage securities transactions effected by DCM for the Company in 2005 and 2006. The Company cannot predict the outcome of this investigation.

        In the ordinary course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of such proceedings, the Company does not believe their disposition will have a material adverse effect on the Company's consolidated financial statements.

  Other Commitments

        The Company had unfunded investment commitments on bank loans of $2.4 million as of December 31, 2009. The timing and amount of additional funding on these bank loans are at the discretion of the borrower, to the extent the borrower satisfies certain requirements and documentation.

        Pegasus and the Company are currently committed to invest $74.0 million and $15.0 million, respectively, in DPLC. The Company initially expected such amounts to be invested primarily in corporate bank loans and other senior secured corporate loans. However, as a result of the rapid recovery of corporate loan prices, the return thresholds initially expected for DPLC are no longer attainable, and the Company is currently evaluating other investment strategies. As a result of the formation of DPLC, the Company earned management fees on the portion of the assets under management which is not related to the Company's investment in DPLC. As of January 1, 2010 DFR and Pegasus agreed to temporarily suspend management fees related to DPLC. The

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

commitments of each of Pegasus and the Company are subject to numerous conditions, any or all of which may not be satisfied. As of December 31, 2009, Pegasus and DFR had funded $20.0 million and $4.0 million, respectively, of such commitments. Pegasus has a liquidation preference related to DPLC which prevents the Company from receiving certain distributions from DPLC unless and until Pegasus has received an amount equal to its initial capital contributions to DPLC.

  Lease Commitments

        The Company leases its primary office space and certain office equipment under agreements which expire through February 2021. As disclosed in Note 10, the Company entered into a Lease Amendment on November 27, 2009 which the Company agreed to vacate the Original Premises and relocate to a New Premises within the same building on or before April 30, 2010.

        The term for the rental of the New Premises begins on October 1, 2010 and will expire on February 28, 2021. As a result of the relocation to the New Premises, the Company's annual rent expense under the Lease will be reduced by approximately $1.3 million to reflect the reduced square footage of the New Premises. In addition, pursuant to the Lease Amendment, the amount of the letter of credit constituting the Company's security deposit under the Lease was reduced from approximately $2.3 million to approximately $1.3 million. The Lease Amendment provides for a further reduction of the amount of the letter of credit to $0.5 million on September 30, 2010 upon the satisfaction of certain conditions.

        During the year ended December 31, 2009, the Company recorded $2.4 million in rental expense in occupancy in the consolidated statements of operations. Prior to the Merger there was no rental expense. Future minimum commitments under operating leases with greater than one year terms are as follows:

(In thousands)
2010	$1,060
2011	570
2012	583
2013	595
2014	608
Thereafter	4,032

$7,448

26. SUBSEQUENT EVENTS

        In connection with the preparation of the consolidated financial statements in accordance with ASC Topic 855, the Company evaluated subsequent events after the balance sheet date of December 31, 2009.

  Trust Preferred Exchange

        On March 4, 2010, the Company entered into an exchange agreement (the "Exchange Agreement") with Taberna Preferred Funding V, Ltd., Taberna Preferred Funding VII, Ltd., Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX Ltd., to exchange $95.0 million of the $120.0 million aggregate outstanding principal amount of Trust Preferred Securities previously issued by the Trusts, for $95.0 million aggregate outstanding principal amount of junior subordinated notes issued by the Company (the "Trust Preferred Exchange"). The Trust Preferred Exchange was consummated on March 4, 2010. An aggregate of $25.0 million in principal amount of Trust Preferred Securities issued by Trust I was not exchanged and remains outstanding.

        The new junior subordinated notes (the "New Subordinated Notes") issued by the Company in connection with the Trust Preferred Exchange are governed by a junior subordinated indenture (the "New Indenture"), dated March 4, 2010, between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee. Pursuant to the New Indenture, the New Subordinated Notes bear a fixed interest rate of 1.00% per annum commencing on April 30, 2010, payable quarterly through April 30, 2015 or an earlier date

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

upon which certain specified events occur (the "Modification Period"). Thereafter, the New Subordinated Notes will be subject to a variable interest rate equal to LIBOR plus 2.58% per annum, payable quarterly on the then outstanding principal amount of the New Subordinated Notes until maturity on October 30, 2035. The Company may redeem the New Subordinated Notes on or after October 30, 2010 at par for cash or replacement securities acceptable to the holders.

        The New Indenture contains certain restrictive covenants including, among other things, (i) a covenant that all asset management activities be conducted by the Company and its subsidiaries and which permits the Company to sell equity and material assets of DCM provided, however, that all asset management fees and proceeds from equity and asset sales remain subject to the limits on restricted payments set forth in the New Indenture, (ii) a debt covenant that permits the Company and DCM to incur indebtedness provided that the proceeds of such indebtedness remain subject to the limits on restricted payments set forth in the New Indenture and (iii) a restricted payments covenant that restricts the ability of the Company to pay dividends or make distributions in respect of its equity securities, subject to a number of exceptions and conditions. If the Company fails to enter into a Credit Enhancing Transaction (as defined in the New Indenture) within a certain time period, then the Modification Period will terminate and certain exceptions to the restricted payments covenant will no longer be available to the Company. The New Indenture contains other agreements, covenants, events of default and conditions that are similar to the agreements, covenants, events of default and conditions contained in the indentures for the Trust Preferred Securities. Unlike the indentures for the Trust Preferred Securities, the New Indenture does not contain a covenant requiring the Company to maintain a minimum net worth.

        In connection with the Trust Preferred Exchange, the Company paid a transaction fee and third-party fees equal to approximately $1.0 million incurred in connection with the exchange. As a result of the redemption of $95.0 million in aggregate principal amount of the Trust Preferred Securities, the Company's obligation to pay approximately $0.2 million in fees associated with a prior amendment was extinguished.

Proposed Strategic Transactions

        On March 22, 2010, the Company entered into an Acquisition and Investment Agreement (the "Acquisition Agreement") with Bounty Investments, LLC ("Bounty") an investment vehicle managed by Renova U.S. Management LLC ("Columbus Nova"), and Columbus Nova Credit Investment Management, LLC, ("CNCIM"), pursuant to which the Company has agreed to acquire all of the outstanding equity interests of CNCIM from Bounty (the "Acquisition") for a total purchase price of $32.5 million consisting of (i) the issuance of 4,545,455 shares (at an implied price of $5.50 per share) of our common stock (the "Stock Consideration") and (ii) $7,500,000 in cash payable in five equal annual installments beginning six months after the closing date of the Acquisition. In connection with the Acquisition Agreement, the Company entered into a Transition Services Agreement with Bounty and CNCIM, pursuant to which the Company will provide services to CNCIM in connection with CNCIM's management of its CLOs. The Company agreed to enter into a form of Stockholders Agreement (the "Stockholders Agreement") upon the consummation of the transactions contemplated by the Acquisition Agreement providing for, among other things, the right of Bounty to nominate up to three directors to the Board based upon specified percentages of ownership of the Company's outstanding common stock.

        On March 22, 2010, the Company entered into a Senior Subordinated Convertible Notes Agreement (the "Convertible Notes Agreement") with Bounty pursuant to which Bounty has agreed to purchase for cash $25.0 million in aggregate principal amount of convertible subordinated notes with a seven and one-half year maturity issued by the Company (the "Convertible Notes"), convertible into shares of common stock (the "Conversion Shares") at an initial conversion price of $6.05, subject to adjustment. The Company may, in its sole discretion, pay up to 50% of the interest payment due to any holder of the Convertible Notes in pay-in-kind interest ("PIK Interest"). The Company will pay interest to the holders of Convertible Notes at a rate per annum ranging from 8% to 12% depending upon whether the interest is payable in cash or in-kind and the interest period in which interest is due and payable. The holders of Convertible Notes will have the right, at any time, to convert the principal amount of the Convertible Notes held by such holders into the Conversion Shares at the Conversion Rate, which will initially be approximately 165.29 shares per $1,000 principal amount

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

of Convertible Notes, subject to adjustment for certain events. On or after the second anniversary of the closing date of the transaction, 2012, the Company may redeem all or a part of the Convertible Notes upon not less than 30 nor more than 60 days' notice to the holders of the Convertible Notes at a redemption price equal to 100% of the principal amount of the Convertible Notes plus a specified premium to the interest rate then in effect. The Company is not required to make a mandatory redemption of the Convertible Notes. The Company agreed to enter into a form of Registration Rights Agreement upon the consummation of the transactions contemplated by the Convertible Notes Agreement providing for, among other things, registration rights to Bounty with respect to the shares of our common stock comprising the Stock Consideration and the Conversion Shares.

        On March 22, 2010, the Company and Deerfield entered into a Payment Agreement and Release (the "Senior Notes Repurchase Agreement") with the holders of the Series A and Series B Notes entitling the Company to repurchase all of the $48.8 million outstanding in aggregate principal amount of Series A Notes at approximately 64.08% of the principal amount thereof plus accrued interest, and all of the $25.1 million outstanding in aggregate principal amount of the Series B Notes at approximately 94.5% of the principal amount thereof plus accrued interest, or an aggregate approximately 25.6% discount from the face amount of the Series A and Series B Notes plus accrued interest (the "Senior Notes Repurchase"). The Company intends to use the proceeds of the issuance of the Convertible Notes together with other available funds to finance the Senior Notes Repurchase. Effective upon the date of the Senior Notes Repurchase Agreement, the Company released the holders of the Series A and Series B Notes from their obligations to indemnify us for losses pursuant to the terms of the Merger Agreement, dated as of December 17, 2007, by and among the Company, DFR Merger Company, LLC, Deerfield and Triarc Companies, Inc. (which indemnification obligations would otherwise have remained in effect until June 30, 2010).

        On March 21, 2010, Pegasus Deerfield, PGS Management, LLC, ("PM", and together with Pegasus Deerfield, the "Pegasus Parties"), the Company, DCM, DPLC GP, Deerfield Loan Manager LLC ("DLM") and DPLC (together with the Company, DCM, DPLC GP and DLM, the "Deerfield Parties") and Jonathan Trutter entered into a Waiver and Termination Agreement (the "Termination Agreement") pursuant to which the Pegasus Parties waived certain rights with respect to the issuance of the Stock Consideration and the issuance of the Conversion Shares and the Deerfield Parties and the Pegasus Parties terminated or amended certain provisions of agreements related to DPLC and cancelled 3 million warrants, which is all of the warrants previously issued to the Pegasus Parties. Pursuant to the Termination Agreement, (i) DPLC GP and DPLC released all partners of DPLC from their unfunded capital commitments to DPLC as of the date of the Termination Agreement, (ii) DPLC will make distributions of $9.0 million to Pegasus Deerfield and an amount equal to his entire capital account balance to Jonathan Trutter and (iii) on or after the date the Pegasus Deerfield receives the distribution in clause (ii), DPLC GP will be permitted to withdraw an amount equal to the entire portion of its capital account attributable to DLM's investment in DPLC GP and distribute such amount to DLM. Additionally, the Company granted certain of the Pegasus Parties and certain affiliates warrants to purchase 250,000 shares of the Company's common stock at an exercise price of $4.25 per share.

2010 Interim Chairman Compensation Agreement

        On March 22, 2010, the Company entered into a letter agreement ("2010 Rothschild Compensation Agreement") with Peter H. Rothschild setting forth the fees payable to him for his services as Interim Chairman of the Board for the year ended December 31, 2010. Mr. Rothschild has been a member of the Board since December 2004 and the Interim Chairman of the Board since April 19, 2007. The 2010 Rothschild Compensation Agreement provides for a base fee during 2010, of $41,667 per month and an expense reimbursement of $10,000 per month for expenses relating to office space, information technology and other items which Mr. Rothschild pays to his firm which provides him with office space and related infrastructure. This agreement is subject to cancellation at any time at the discretion of the Compensation Committee as well as the occurrence of certain specified events. The 2010 Rothschild Compensation Agreement also provides for two discretionary fees, a "Capital Transaction Success Fee" not to exceed $1,000,000 and a "Non-Capital Transaction Success Fee" not to exceed $500,000, which may be paid if certain specified conditions are met. The conditions for payment of the discretionary fees include, but are not limited to, Mr. Rothschild playing an instrumental role in arranging and completing a strategic transaction that substantially increases shareholder value. The Compensation Committee of the Board has complete discretion over whether to award the Capital Transaction Success Fee and the Non-Capital Transaction Success Fee and over the amount of the fees and the portion payable as cash or non-cash compensation.

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

27. SUPPLEMENTAL QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

	For the three months ended				For the three months ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008
	(In thousands, except share and per share data)
REVENUES
Interest income	$13,782	$14,098	$10,839	$10,130	$61,350	$21,824	$20,506	$18,661
Interest expense	6,999	5,666	3,866	3,428	47,600	12,421	11,671	13,112

Net interest income	6,783	8,432	6,973	6,702	13,750	9,403	8,835	5,549
Provision for loan losses	2,107	9,119	4,226	4,662	2,200	2,302	15,459	56,035

Net interest income (expense) after provision for loan losses	4,676	(687)	2,747	2,040	11,550	7,101	(6,624)	(50,486)
Investment advisory fees	4,737	4,009	3,949	5,185	12,119	12,359	9,015	6,668

Total net revenues	9,413	3,322	6,696	7,225	23,669	19,460	2,391	(43,818)

EXPENSES
Compensation and benefits	3,354	3,029	2,637	3,124	9,101	7,635	4,984	5,197
Professional services	790	728	788	712	1,387	2,343	2,211	1,237
Insurance expense	764	771	778	776	734	733	740	700
Other general and administrative expenses	946	4,814	928	939	1,430	1,850	1,417	1,162
Depreciation and amortization	1,635	1,629	1,630	3,010	2,687	2,580	2,498	1,677
Occupancy	639	569	610	584	621	609	645	643
Management fee expense to related party	—	295	337	340	—	—	—	—
Cost savings initiatives	197	28	11	—	257	70	(2)	1,496
Impairment of intangible assets and goodwill	—	126	—	1,702	27,906	1,128	110,268	6,704

Total expenses	8,325	11,989	7,719	11,187	44,123	16,948	122,761	18,816

OTHER INCOME AND GAIN (LOSS)
Net (loss) gain on available-for-sale securities	(31)	—	—	17	—	(3,856)	(856)	18
Net gain (loss) on investments at fair value	5,138	1,173	2,983	504	(200,719)	(1,747)	(13,655)	(3,867)
Net gain (loss) on loans	5,815	24,876	539	4,072	(26,542)	5,505	(14,367)	(63,643)
Net (loss) gain on derivatives	(404)	2,981	(57)	27	(223,215)	6,070	(2,239)	(12,999)
Dividend income and other (loss) gain	(49)	152	(443)	53	118	76	(678)	483
Net gain on the deconsolidation of Market Square CLO	—	29,551	—	—	—	—	—	—

Net other income and (loss) gain	10,469	58,733	3,022	4,673	(450,358)	6,048	(31,795)	(80,008)

Income (loss) before income tax expense	11,557	50,066	1,999	711	(470,812)	8,560	(152,165)	(142,642)
Income tax expense (benefit)	18	160	75	(224)	(7,202)	2,868	4,718	(33)

Net income (loss)	11,539	49,906	1,924	935	(463,610)	5,692	(156,883)	(142,609)

Less: Cumulative convertible preferred stock dividends and accretion	—	—	—	—	2,393	—	—	—

Net income (loss) attributable to common stockholders	11,539	49,906	1,924	935	(466,003)	5,692	(156,883)	(142,609)
Net loss (income) attributable to noncontrolling interest	—	2,960	(108)	(258)	—	—	—	—

Net income (loss) attributable to Deerfield Capital Corp.	$11,539	$52,866	$1,816	$677	$(466,003)	$5,692	$(156,883)	$(142,609)

NET INCOME (LOSS) PER SHARE—BASIC	$1.72	$7.85	$0.27	$0.10	$(84.78)	$0.83	$(22.81)	$(21.15)
NET INCOME (LOSS) PER SHARE—DILUTED	$1.72	$7.85	$0.27	$0.10	$(84.78)	$0.83	$(22.81)	$(21.15)
WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING—BASIC	6,702,329	6,730,655	6,763,088	6,763,088	5,496,522	6,881,715	6,878,260	6,743,274
WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING—DILUTED	6,702,329	6,730,655	6,763,088	6,763,088	5,496,522	6,881,715	6,878,260	6,743,274

ITEM 9.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

        None.

ITEM 9A.    CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

        Pursuant to Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended, or the Exchange Act, we carried out an evaluation, with the participation of our management, including our Chief Executive Officer and our Senior Vice President, Chief Financial Officer and Treasurer, of the effectiveness of our disclosure controls and procedures (as defined under Rule 13a-15(e) under the Exchange Act), as of the end of the period covered by this Annual Report. Based upon that evaluation, our Chief Executive Officer and our Senior Vice President, Chief Financial Officer and Treasurer concluded that our disclosure controls and procedures are effective.

Management's Annual Report on Internal Control over Financial Reporting

        Our management is responsible for establishing and maintaining adequate internal control over financial reporting for our company as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act. Under the supervision and with participation of our Chief Executive Officer and our Senior Vice President, Chief Financial Officer and Treasurer, management assessed the effectiveness of internal control over financial reporting as of December 31, 2009. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework. Based on management's assessment under the framework in Internal Control—Integrated Framework, management concluded that our internal control over financial reporting was effective as of December 31, 2009. The effectiveness of internal control over financial reporting as of December 31, 2009 has been audited by our company's independent registered public accounting firm as stated in their report that appears on page 107 of this Annual Report.

Change in Internal Control Over Financial Reporting

        There have been no changes in our internal control over financial reporting during the quarter ended December 31, 2009 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Inherent Limitations on Effectiveness of Controls

        There are inherent limitations in the effectiveness of any control system, including the potential for human error and the circumvention or overriding of the controls and procedures. Additionally, judgments in decision-making can be faulty and breakdowns can occur because of simple error or mistake. An effective control system can provide only reasonable, not absolute, assurance that the control objectives of the system are adequately met. Accordingly, our management, including our Chief Executive Officer and our Senior Vice President, Chief Financial Officer and Treasurer do not expect that our control system can prevent or detect all errors or fraud. Finally, projections of any evaluation or assessment of effectiveness of a control system to future periods are subject to the risks that, over time, controls may become inadequate because of changes in an entity's operating environment or deterioration in the degree of compliance with policies or procedures.

ITEM 9B.    OTHER INFORMATION

        We held our Annual Meeting on December 15, 2009. The following Class II directors were elected by our stockholders as follows:

Nominee for Director	For	Withheld
Robert E. Fisher	5,199,012	400,199
Stuart I. Oran	5,292,932	306,279

        The Class II directors will be up for election again at our annual meeting expected to be held in 2012. Our Class III directors will be up for election at our next annual meeting expected to be held in 2010, and our Class I directors will be up for election at our annual meeting expected to be held in 2011.

        There were no additional matters voted upon at the Annual Meeting.

 PART III.

ITEM 10.    DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

        The information required by Item 10 is incorporated herein by reference to the Proxy Statement to be filed with the SEC within 120 days after December 31, 2009 pursuant to General Instruction G(3).

ITEM 11.    EXECUTIVE COMPENSATION

        The information required by Item 11 is incorporated herein by reference to the Proxy Statement to be filed with the SEC within 120 days after December 31, 2009 pursuant to General Instruction G(3).

ITEM 12.    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The information required by Item 12 is incorporated herein by reference to the Proxy Statement to be filed with the SEC within 120 days after December 31, 2009 pursuant to General Instruction G(3).

ITEM 13.    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

        The information required by Item 13 is incorporated herein by reference to the Proxy Statement to be filed with the SEC within 120 days after December 31, 2009 pursuant to General Instruction G(3).

ITEM 14.    PRINCIPAL ACCOUNTING FEES AND SERVICES

        The information required by Item 14 is incorporated herein by reference to the Proxy Statement to be filed with the SEC within 120 days after December 31, 2009 pursuant to General Instruction G(3).

PART IV.

ITEM 15.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

        (a)   The following documents are filed as part of this report:

          (1)   Financial Statements:

            The consolidated financial statements of Deerfield Capital Corp. included in "Part II—Item 8. Financial Statements and Supplementary Data" are filed as a part of this Annual Report.

          (2)   Financial Statement Schedules:

            The schedules for which provision is made in the applicable accounting regulations of the SEC are not required under the related instructions or are inapplicable and, therefore, have been omitted.

          (3)   Exhibits:

Ex. No.	Description of Exhibit
2.1	Acquisition and Investment Agreement, dated as of March 22, 2010, by and between Deerfield Capital Corp., Bounty Investments, LLC and Columbus Nova Credit Investment Management, LLC.(29)
3.1	Articles of Amendment and Restatement of Deerfield Capital Corp., as amended and supplemented.(1)
3.2	Bylaws of Deerfield Capital Corp.(2)
4.1	Form of Certificate for Common Stock.(3)
4.2	Senior Subordinated Convertible Notes Agreement, dated as of March 22, 2010, by and between Deerfield Capital Corp. and Bounty Investments, LLC.(29)
4.3
Amended and Restated Trust Agreement among Deerfield Triarc Capital LLC, JPMorgan Chase Bank, National Association, Chase Bank USA, National Association and the Administrative Trustees named therein, dated September 29, 2005.(4)
4.5	Rights Agreement, between Deerfield Capital Corp. and American Stock Transfer & Trust Company LLC, as rights agent, dated as of March 11, 2009.(5)
4.6	Articles Supplementary Establishing and Fixing the Rights and Preferences of the Series A Preferred Stock, dated December 24, 2007 (included in Exhibit 3.1).(6)
4.7	Articles Supplementary Establishing and Fixing the Rights and Preferences of the Series A Junior Participating Preferred Stock, dated March 11, 2009 (included in Exhibit 3.1).(6)
4.8	Warrant No. A to Purchase Common Stock, dated April 9, 2009 by and between Deerfield Capital Corp. and Pegasus Deerfield (AIV), LLC.(7)
4.9	First Amendment to Warrant No. A to Purchase Common Stock, dated September 23, 2009 by and between Deerfield Capital Corp. and Pegasus Deerfield (AIV), LLC.(8)
4.10	Warrant No. B to Purchase Common Stock, dated April 9, 2009 by and between Deerfield Capital Corp. and Pegasus Deerfield (AIV), LLC.(7)
4.11	First Amendment to Warrant No. B to Purchase Common Stock, dated September 23, 2009 by and between Deerfield Capital Corp. and Pegasus Deerfield (AIV), LLC.(8)
4.12	Form of Series A Senior Secured Note Due December 21, 2012 (included in Exhibit 2.1).(9)
4.13	Form of Series B Senior Secured Note Due December 21, 2012 (included in Exhibit 2.1).(9)
4.14	Junior Subordinated Indenture, dated as of September 29, 2005, by and between Deerfield Triarc Capital LLC and JPMorgan Chase Bank, National Association, as trustee.(4)

Ex. No.	Description of Exhibit
4.15	Supplemental Indenture, dated May 6, 2008, by and between Deerfield Capital LLC and The Bank of New York Trust Company, National Association, as trustee.(10)
4.16	Second Supplemental Indenture, dated September 26, 2008, by and between Deerfield Capital LLC and The Bank of New York Mellon Trust Company, National Association, as trustee.(11)
4.17	Third Supplemental Indenture, dated July 31, 2009, by and between Deerfield Capital LLC and The Bank of New York Mellon Trust Company, National Association, as trustee.(13)
4.18	Junior Subordinated Note due 2035 in the principal amount of $51,550,000, dated September 29, 2005.(14)
4.19	Junior Subordinated Indenture, dated as of August 2, 2006, by and between Deerfield Triarc Capital LLC and JPMorgan Chase Bank, National Association, as trustee.(15)
4.20	Supplemental Indenture, dated May 6, 2008, by and between Deerfield Capital LLC and The Bank of New York Trust Company, National Association, as trustee.(10)
4.21	Second Supplemental Indenture, dated September 26, 2008, by and between Deerfield Capital LLC and The Bank of New York Mellon Trust Company, National Association, as trustee.(11)
4.22	Third Supplemental Indenture, dated July 31, 2009, by and between Deerfield Capital LLC and The Bank of New York Mellon Trust Company, National Association, as trustee.(13)
4.23	Junior Subordinated Indenture, dated as of October 27, 2006, by and between Deerfield Triarc Capital LLC and JPMorgan Chase Bank, National Association, as trustee.(16)
4.24	Supplemental Indenture, dated May 6, 2008, by and between Deerfield Capital LLC and The Bank of New York Trust Company, National Association, as trustee.(10)
4.25	Second Supplemental Indenture, dated September 26, 2008, by and between Deerfield Capital LLC and The Bank of New York Mellon Trust Company, National Association, as trustee.(11)
4.26	Third Supplemental Indenture, dated July 31, 2009, by and between Deerfield Capital LLC and The Bank of New York Mellon Trust Company, National Association, as trustee.(13)
10.1
Registration Rights Agreement among Deerfield Triarc Capital Corp., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Bear, Stearns & Co. Inc. for the benefit of certain holders of the common stock of Deerfield Triarc Capital Corp., dated as of December 23, 2004.(3)
10.2	License Agreement between Deerfield Triarc Capital Corp. and Deerfield Capital Management LLC, dated as of December 23, 2004.(3)
10.3	Parent Guarantee Agreement between Deerfield Triarc Capital Corp. and JPMorgan Chase Bank, National Association, as guarantee trustee, dated September 29, 2005.(4)
10.4
Form of Series A Note Purchase Agreement by and among DFR Merger Company LLC, as issuer, Deerfield & Company LLC, as issuer, Deerfield Triarc Capital Corp., as parent, the purchasers party thereto, and Triarc Deerfield Holdings, LLC, as administrative holder and collateral agent, dated as of December 21, 2007 (included in Exhibit 2.1).(9)
10.5
Amendment No. 1, dated as of May 12, 2008, to the Note Purchase Agreement, dated as of December 21, 2007, by and among DFR Merger Company, LLC, Deerfield & Company LLC, Deerfield Capital Corp., Triarc Companies, Inc. and the purchasers party thereto.(10)
10.6	Amendment No. 2, dated as of September 26, 2008, to and under the Series A Note Purchase Agreement, dated as of December 21, 2007.(11)
10.7
Form of Series A Guaranty and Pledge Agreement by and among Deerfield & Company LLC, Deerfield Capital Corp., Deerfield Capital Management LLC, Deerfield Triarc TRS Holdings, Inc. and Triarc Deerfield Holdings, LLC, as collateral agent, dated as of December 21, 2007 (included in Exhibit 2.1).(9)

Ex. No.	Description of Exhibit
10.8	Form of Series B Note Purchase Agreement by and among DFR Merger Company LLC, as issuer, Deerfield & Company LLC, as issuer, Deerfield Triarc Capital Corp., as parent, the purchasers party thereto, Spensyd Asset Management LLLP, as administrative holder, and Triarc Deerfield Holdings, LLC, as collateral agent, dated as of December 21, 2007 (included in Exhibit 2.1).(9)
10.9
Amendment No. 1, dated as of May 12, 2008, to the Note Purchase Agreement, dated as of December 21, 2007, by and among DFR Merger Company, LLC, Deerfield & Company LLC, Deerfield Capital Corp., Triarc Companies, Inc. and the purchasers party thereto.(10)
10.10	Amendment No. 2, dated as of September 26, 2008, to and under the Series B Note Purchase Agreement, dated as of December 21, 2007.(11)
10.11
Form of Series B Guaranty and Pledge Agreement by and among Deerfield & Company LLC, Deerfield Capital Corp., Deerfield Capital Management LLC, Deerfield Triarc Capital LLC, DFR Merger Company, LLC, DFR TRS I Corp., DFR Company, LLC and Triarc Deerfield Holdings, LLC, as collateral agent, dated as of December 21, 2007 (included in Exhibit 2.1).(9)
10.12
Registration Rights Agreement among Deerfield Triarc Capital Corp., the parties identified on the signature pages thereto and the other persons who may become parties thereto from time to time in accordance therewith as stockholders, dated as of December 21, 2007.(12)
10.13
Letter Agreement between Deerfield Pegasus Loan Capital LP, DPLC General Partner LLC, Deerfield Capital Corp., Deerfield Capital Management LLC, Pegasus Deerfield (AIV), LLC and PGS Management, LLC, dated April 9, 2009.(7)
10.14
Letter Agreement between Deerfield Pegasus Loan Capital LP, DPLC General Partner LLC, Deerfield Capital Corp., Deerfield Capital Management LLC, Pegasus Deerfield (AIV), LLC and PGS Management, LLC, dated April 9, 2009.(7)
10.15	Letter Agreement between Pegasus Deerfield (AIV), LLC, Deerfield Capital Corp. and Deerfield Capital Management LLC, dated April 9, 2009.(7)
10.16	Registration Rights Agreement, dated April 9, 2009, by and among Deerfield Capital Corp. and Pegasus Deerfield (AIV), LLC.(7)
10.17	Lease Agreement between Prentiss Properties Acquisition Partners, L.P. and Deerfield & Company LLC, dated July 1, 2005.(17)
10.18
First Amendment to Lease Agreement between GLL US Office, LP (successor to Prentiss Properties Acquisition Partners, L.P.) and Deerfield Capital Corp. (successor to Deerfield & Company, LLC), dated October 29, 2009.(18)
10.19	Owners Construction Escrow Trust and Disbursing Agreement, dated October 29, 2009.(18)
10.20
Collateral Agency and Intercreditor Agreement, made by and among Triarc Deerfield Holdings, LLC, Jonathan W. Trutter, Paula Horn, and the John K. Brinckerhoff and Laura R. Brinckerhoff Revocable Trust, as holders of the Series A Senior Secured Notes Due 2012, Sachs Capital Management LLC, Spensyd Asset Management LLLP, and Scott A. Roberts, as holders of the Series B Senior Secured Notes Due 2012, Triarc Deerfield Holdings, LLC, as collateral agent, Deerfield & Company LLC, as issuer, and Deerfield Capital Corp., dated as of December 21, 2007.(17)
10.21
Letter Agreement by and among Taberna Preferred Funding III, Ltd., Taberna Preferred Funding V, Ltd., Taberna Preferred Funding VII, Ltd., Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX, Ltd., on the one hand, and Deerfield Capital LLC and Deerfield Capital Corp., on the other hand, dated as February 29, 2008.(17)
10.22
Letter Agreement by and among Taberna Preferred Funding III, Ltd., Taberna Preferred Funding V, Ltd., Taberna Preferred Funding VII, Ltd., Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX, Ltd., on the one hand, and Deerfield Capital LLC and Deerfield Capital Corp., on the other hand, dated as November 7, 2008.(19)

Ex. No.	Description of Exhibit
10.23	Waiver, dated March 14, 2008, by and among Deerfield Capital Corp., Deerfield & Company LLC, Triarc Deerfield Holdings, LLC and the Required Holders (as defined in the Note Purchase Agreement for the Series A Senior Secured Notes).(20)
10.24
Amendment No. 1, dated as of May 29, 2008, to and under the Waiver, dated March 14, 2008, by and among Deerfield Capital Corp., Deerfield & Company LLC, Triarc Companies, Inc. and the Required Holders (as defined in the Note Purchase Agreement governing the Series A Senior Secured Notes).(21)
10.25
Waiver, dated March 14, 2008, by and among Deerfield Capital Corp., Deerfield & Company LLC, and the Required Holders (as defined in the Note Purchase Agreement for the Series B Senior Secured Notes).(20)
10.26
Amendment No. 1, dated as of May 29, 2008, to and under the Waiver, dated March 14, 2008, by and among Deerfield Capital Corp., Deerfield & Company LLC and the Required Holders (as defined in the Note Purchase Agreement governing the Series B Senior Secured Notes).(21)
10.27
Forbearance Agreement, dated as of May 12, 2008, by and among DWFC, LLC and Deerfield TRS (Bahamas) Ltd., as borrowers, Deerfield Capital LLC, as originator and servicer, Wachovia Bank, National Association, as swingline purchaser, Variable Funding Capital Company LLC, Wachovia Capital Markets, LLC, as administrative agent and VFCC agent, Wachovia Bank, National Association, as hedge counterparty and certain other parties from time to time party thereto.(10)
10.28
Amended and Restated Forbearance Agreement, dated August 11, 2008, by and among DWFC, LLC and Deerfield TRS (Bahamas) Ltd., as borrowers, Deerfield Capital LLC, as originator and servicer, Wachovia Bank, National Association, as swingline purchaser, and Wachovia Capital Markets, LLC, as administrative agent.(2)
10.29
Second Amended and Restated Forbearance Agreement, dated as of May 8, 2009, by and among DWFC, LLC and Deerfield TRS (Bahamas) Ltd., as borrowers, Deerfield Capital LLC, as originator and servicer, Wachovia Bank, National Association, as swingline purchaser, and Wachovia Capital Markets, LLC, as administrative agent.(22)
10.30
Omnibus Amendment No. 1, dated as of May 12, 2008, to the Sale and Servicing Agreement dated as of March 10, 2006, as amended, by and among Deerfield Capital LLC, as originator and servicer, DWFC, LLC and Deerfield TRS (Bahamas) Ltd., as borrowers, Wachovia Capital Markets, LLC, as administrative agent and VFCC agent, Variable Funding Capital Company LLC, as conduit purchaser, and Wachovia Bank, National Association, as swingline purchaser.(10)
**10.31	2004 Stock Incentive Plan.(3)
**10.32	First Amended and Restated Stock Incentive Plan.(23)
**10.33	Amended and Restated Stock Award Agreement between Deerfield Triarc Capital Corp. and Deerfield Capital Management LLC, dated June 14, 2005.(3)
**10.34	Amended and Restated Stock Option Agreement between Deerfield Triarc Capital Corp. and Deerfield Capital Management LLC, dated June 14, 2005.(3)
**10.35	Form of Stock Award Agreement for Non-Employee Directors.(3)
**10.36	Form of Performance Share Award Agreement.(23)
**10.37	Transition Employment Agreement between Deerfield Capital Management LLC and Robert Grien, dated December 23, 2008.(24)
**10.38	Transition Employment Agreement between Deerfield Capital Management LLC and John Brinckerhoff, dated December 23, 2008.(24)
**10.39	Transition Employment Agreement between Deerfield Capital Management LLC and Richard G. Smith, dated December 31, 2008.(25)

Ex. No.	Description of Exhibit
**10.40	Letter Agreement between Deerfield Capital Corp. and Peter H. Rothschild, dated as of March 5, 2009.(6)
**10.41	Employment Agreement between Deerfield Capital Management LLC and Frank Straub, dated May 9, 2008.(26)
**10.42	Satisfaction Agreement between Deerfield Capital Corp. and Robert C. Grien, dated May 22, 2008.(27)
**10.43	Employment Agreement between Deerfield Capital Management LLC and Jonathan W. Trutter, dated June 26, 2004.(28)
**10.44	Amendment No. 1 to Employment Agreement between Deerfield Capital Management LLC and Jonathan W. Trutter, dated May 11, 2009.(22)
**10.45	Letter Agreement between Deerfield Capital Management LLC and Jonathan W. Trutter, dated May 11, 2009.(22)
**10.46	Employment Agreement between Deerfield Capital Management LLC and Luke D. Knecht, dated June 26, 2004.(28)
**10.47	Amendment No. 1 to Employment Agreement between Deerfield Capital Management LLC and Luke D. Knecht, dated August 18, 2006.(28)
**10.48	2009 Compensation Agreement between Deerfield Capital Management LLC and Robert A. Contreras, dated May 11, 2009.(22)
**10.49	2009 Compensation Agreement between Deerfield Capital Management LLC and Francis P. Straub III, dated May 11, 2009.(22)
10.50	Form of Indemnification Agreement.(6)
10.51	Agreement between Deerfield Capital Corp. and Peter Rothschild, dated as of March 22, 2010.
10.52	Form of Stockholders Agreement between Deerfield Capital Corp. and Bounty Investments, LLC.(29)
10.53
Payment Agreement and Release, dated as of March 22, 2010, by and among Deerfield & Company LLC, Deerfield Capital Corp., each of the holders listed therein, Wendy's/Arby's Group, Inc. and Spensyd Asset Management LLLP.(29)
10.54	Transition Services Agreement, dated as of March 22, 2010, by among Deerfield Capital Corp., Bounty Investments, LLC and Columbus Nova Credit Investment Management, LLC.(29)
10.55	Form of Registration Rights Agreement by and among Deerfield Capital Corp. and Bounty Investments, LLC.(29)
10.56
Waiver and Termination Agreement, dated as of March 21, 2010, among Pegasus Deerfield (AIV), LLC, PGS Management, LLC, the Company, Deerfield Capital Management, LLC, DPLC General Partner LLC, Deerfield Loan Manager LLC and Deerfield Pegasus Loan Capital LP.(29)
21.1	Subsidiaries of the Registrant.*
23.1	Consent of Independent Registered Public Accounting Firm.*
24.1	Power of Attorney (included on signature page).*
31.1	Certification of Principal Executive Officer Pursuant to Rule 13a-14(a) under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*
31.2	Certification of Principal Financial Officer Pursuant to Rule 13a-14(a) under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*

Ex. No.	Description of Exhibit
32.1	Certification of Principal Executive Officer and Principal Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

*
Filed herewith.

**
Compensatory plan or arrangement

(1)
Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009, filed with the SEC on August 10, 2009.

(2)
Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008, filed with the SEC on August 11, 2008.

(3)
Incorporated by reference to the Company's Registration Statement on Form S-11 (Registration No. 333-123762), as amended, initially filed with the SEC on April 1, 2005.

(4)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on October 4, 2005.

(5)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on March 11, 2009.

(6)
Incorporated by reference to the Company's Annual Report on Form 10-K for the period ended December 31, 2008, filed with the SEC on March 16, 2009.

(7)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on April 15, 2009.

(8)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on September 24, 2009.

(9)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on December 21, 2007, as amended.

(10)
Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008, filed with the SEC on May 12, 2008.

(11)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on October 2, 2008.

(12)
Incorporated by reference to the Company's Current Report on Form 8-K/A filed with the SEC on January 15, 2008.

(13)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on August 5, 2009.

(14)
Incorporated by reference to the Company's Form 10-Q for the quarterly period ended September 30, 2005 filed with the SEC on November 14, 2005.

(15)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on August 7, 2006.

(16)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on November 1, 2006.

(17)
Incorporated by references to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the SEC on February 29, 2008.

(18)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on December 3, 2009.

(19)
Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008, filed with the SEC on November 10, 2008.

(20)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on March 14, 2008.

(21)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on June 3, 2008.

(22)
Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2009, filed with the SEC on May 11, 2009.

(23)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on June 11, 2009.

(24)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on December 30, 2008.

(25)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on January 8, 2009.

(26)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on May 14, 2008.

(27)
Incorporated by reference to Amendment No. 2 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the SEC on May 27, 2008.

(28)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on December 28, 2007, as amended.

(29)
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on March 23, 2010.

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEERFIELD CAPITAL CORP.		Date:	March 23, 2010
By:	/s/ JONATHAN W. TRUTTER Name: Jonathan W. Trutter Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER H. ROTHSCHILD Peter H. Rothschild, Interim Chairman and Director	By:	/s/ ROBERT E. FISCHER Robert E. Fischer, Director
Date:	March 23, 2010	Date:	March 23, 2010
By:	/s/ PETER W. MAY Peter W. May, Director	By:	/s/ ROBERT B. MACHINIST Robert B. Machinist, Director
Date:	March 23, 2010	Date:	March 23, 2010
By:	/s/ JONATHAN W. TRUTTER Jonathan W. Trutter, Chief Executive Officer and Director (Principal Executive Officer)	By:	/s/ STUART I. ORAN Stuart I. Oran, Director
Date:	March 23, 2010	Date:	March 23, 2010
By:	/s/ FRANCIS P. STRAUB III Francis P. Straub III, Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)
Date:	March 23, 2010

Annex H-2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended September 30, 2010
OR
☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission file number: 1-32551

DEERFIELD CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Maryland	20-2008622
(State of incorporation)	(I.R.S. Employer Identification No.)

6250 North River Road, 12th Floor, Rosemont, Illinois 60018
(773) 380-1600
(Address, including zip code, and telephone number,
including area code, of registrant's principal executive offices)

        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

        Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐    No ☐

        Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

        Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐    No ☒

        There were 11,000,812 shares of the registrant's Common Stock outstanding as of November 12, 2010.

 DEERFIELD CAPITAL CORP.
QUARTERLY REPORT ON FORM 10-Q
FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2010

2

 CERTAIN DEFINITIONS

        Unless otherwise noted or the context otherwise requires, we refer to Deerfield Capital Corp. as "DFR," to DFR and its subsidiaries as "we," "us," "our" or "our company," to Deerfield & Company LLC, one of our indirect wholly-owned subsidiaries, as "Deerfield" and to Deerfield Capital Management LLC, another of our indirect wholly-owned subsidiaries, as "DCM."

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Certain statements in this Quarterly Report on Form 10-Q (the "Quarterly Report") and the information incorporated by reference into this Quarterly Report are forward-looking as permitted by the Private Securities Litigation Reform Act of 1995. These include statements regarding future results or expectations. Forward-looking statements can be identified by forward-looking language, including words such as "believes," "anticipates," "expects," "estimates," "intends," "may," "plans," "projects," "will" and similar expressions, or the negative of these words. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made. Forward-looking statements are also based on predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond our control. Forward-looking statements are further based on various operating assumptions. Caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from expectations or projections. Forward-looking statements contained in this Quarterly Report are made as of the date hereof, and we do not undertake any obligation to update any forward-looking statement to reflect subsequent events, new information or circumstances arising after the date of this Quarterly Report. All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referenced above. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.

        The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

  •
  general economic and market conditions, particularly as they relate to the markets for debt securities, such as residential mortgage-backed securities and collateralized debt obligations ("CDOs").

  •
  continued availability of financing and our ability to access capital markets on commercially reasonable terms;

  •
  our ability to maintain adequate liquidity;

  •
  our ability to maintain compliance with our existing debt instruments and other contractual obligations;

  •
  our future operating results;

  •
  our business prospects and the business prospects of companies in which we invest;

  •
  changes in our investment, hedging or credit strategies or the performance and values of our investment portfolios;

  •
  reductions in our assets under management and related management and advisory fee revenue;

  •
  our ability to make investments in new investment products and realize growth of fee-based income;

3

  •
  our receipt of previously deferred collateralized loan obligation ("CLO") subordinated management fees and receipt of future CLO subordinated management fees on a current basis;

  •
  our ability to assume or otherwise acquire additional CDO management contracts on favorable terms, or at all;

  •
  our ability to maintain our exemption from registration as an investment company pursuant to the Investment Company Act of 1940;

  •
  impact of restrictions contained in our existing debt instruments;

  •
  the costs and effects of the current SEC investigation into certain of our mortgage securities trading procedures, and the accounting related thereto, in connection with which DFR has received a "Wells notice" from the staff of the SEC;

  •
  changes in, and our ability to remain in compliance with laws, regulations or government policies affecting our business, including investment management regulations and accounting standards;

  •
  our failure to realize the expected benefits of the acquisition of Columbus Nova Credit Investments Management, LLC;

  •
  other risks described in Part I—Item 1A, "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2009 and Part II—Item 1A, "Risk Factors," in this Quarterly Report, and from time to time in our other filings with the SEC.

4

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	September 30, 2010	December 31, 2009
	(In thousands, except share and per share amounts)
ASSETS
Cash and cash equivalents	$37,981	$48,711
Due from broker	17,502	14,606
Restricted cash and cash equivalents	18,593	19,296
Investments and derivative assets at fair value, including $255,442 and $303,763 pledged	267,153	326,884
Other investments	1,412	4,287
Loans, net of allowance for loan losses of $9,102 and $15,889	259,201	263,232
Receivables	12,579	8,427
Prepaid and other assets	8,029	7,043
Equipment and improvements, net	2,155	6,505
Intangible assets, net	25,094	21,231
Goodwill	10,410	—
Assets held in Consolidated Investment Products:
Due from broker	15,830	—
Restricted cash and cash equivalents	212,390	—
Investments and derivative assets at fair value	3,835,919	—
Receivables	24,041	—

Total assets held in Consolidated Investment Products	4,088,180	—

TOTAL ASSETS	$4,748,289	$720,222

LIABILITIES
Repurchase agreements	$241,346	$291,463
Due to broker	17,249	803
Derivative liabilities	13,899	450
Accrued and other liabilities	17,272	7,317
Long-term debt	354,731	413,329
Liabilities held in Consolidated Investment Products:
Due to broker	111,092	—
Derivative liabilities	5,942	—
Interest payable	7,261	—
Long-term debt	3,574,098	—

Total liabilities held in Consolidated Investment Products	3,698,393	—

TOTAL LIABILITIES	4,342,890	713,362

STOCKHOLDERS' EQUITY
Preferred stock, par value $0.001:
100,000,000 shares authorized; 14,999,992 shares issued and zero outstanding	—	—
Common stock, par value $0.001:
500,000,000 shares authorized; 11,000,812 and 6,455,357 shares issued and 11,000,812 and 6,454,924 shares outstanding	11	6
Additional paid-in capital	886,890	866,557
Accumulated other comprehensive loss	(53)	(87)
Accumulated deficit	(867,454)	(877,155)
Appropriated retained earnings of Consolidated Investment Products	380,814	—
Noncontrolling interest in consolidated entity	5,191	17,539

TOTAL STOCKHOLDERS' EQUITY	405,399	6,860

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,748,289	$720,222

See notes to condensed consolidated financial statements.

5

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
	(In thousands, except share and per share amounts)
Revenues
Interest income	$49,326	$10,839	$118,011	$38,719
Interest expense	12,814	3,866	28,780	16,531

Net interest income	36,512	6,973	89,231	22,188
Provision for loan losses	3,105	4,226	7,582	15,452

Net interest income after provision for loan losses	33,407	2,747	81,649	6,736
Investment advisory fees	2,378	3,949	9,056	12,695

Total net revenues	35,785	6,696	90,705	19,431

Expenses
Compensation and benefits	4,490	2,637	10,408	9,020
Professional services	1,827	788	4,747	2,306
Insurance expense	766	778	2,210	2,313
Other general and administrative expenses	1,412	928	5,016	6,688
Depreciation and amortization	1,931	1,630	10,694	4,894
Occupancy	418	610	1,294	1,818
Management and incentive fee expense to related party	—	337	—	632
Cost savings initiatives	—	11	—	236
Impairment of intangible assets	2,398	—	2,566	126

Total expenses	13,242	7,719	36,935	28,033

Other Income (Expense) and Gain (Loss)
Net gain (loss) on investments, loans, derivatives and liabilities	(33,024)	3,465	(73,685)	43,013
Strategic transactions expenses	—	—	(4,022)	—
Net gain on the discharge of the Senior Notes	—	—	17,418	—
Net gain on the deconsolidation of Market Square CLO	—	—	—	29,551
Other, net	164	(443)	290	(340)

Net other income (expense) and gain (loss)	(32,860)	3,022	(59,999)	72,224

Income (loss) before income tax expense	(10,317)	1,999	(6,229)	63,622
Income tax expense	1,699	75	1,701	253

Net income (loss)	(12,016)	1,924	(7,930)	63,369
Net (income) loss attributable to noncontrolling interest and Consolidated Investment Products	3,997	(108)	17,631	2,852

Net income (loss) attributable to Deerfield Capital Corp.	$(8,019)	$1,816	$9,701	$66,221

Net income (loss) attributable to Deerfield Capital Corp. per share—basic	$(0.70)	$0.27	$1.12	$9.84
Net income (loss) attributable to Deerfield Capital Corp. per share—diluted	$(0.70)	$0.27	$1.11	$9.84
Weighted-average number of shares outstanding—basic	11,397,864	6,763,088	8,698,602	6,732,272
Weighted-average number of shares outstanding—diluted	11,397,864	6,763,088	8,740,244	6,732,272

See notes to condensed consolidated financial statements.

6

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (UNAUDITED)

	Deerfield Capital Corp. Stockholders
	Common Stock					Appropriated retained earnings of Consolidated Investment Products
				Accumulated Other Comprehensive Loss			Noncontrolling Interest in Consolidated Entity
	Shares	Par Value	Additional Paid-in Capital		Accumulated Deficit			Total	Comprehensive Loss
	(In thousands)
Balance—January 1, 2010	6,455	$6	$866,557	$(87)	$(877,155)	$—	$17,539	$6,860
Cumulative effect adjustment from the adoption of the amendments to ASC Topic 810						244,865		244,865
Net income (loss)					9,701	(18,253)	622	$(7,930)	$(7,930)
Adoption of the amendments to ASC Topic 810 for the Consolidated Investment Products acquired during the period						186,007		186,007
Distributions to investors in Consolidated Investment Products						(31,805)		(31,805)
Distributions to DPLC noncontrolling interest							(12,970)	(12,970)
Issaunce of common stock, net of issuance costs	4,545	5	19,395					19,400
Previously designated derivatives—amortization of net loss				31				31	31
Foreign currency translation gain				3				3	3
Issuance of stock warrants			529					529
Share-based compensation			409					409

Balance—September 30, 2010	11,000	$11	$886,890	$(53)	$(867,454)	$380,814	$5,191	$405,399	$(7,896)

See notes to condensed consolidated financial statements.

7

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Nine months ended September 30,
	2010	2009
	(In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(7,930)	$63,369
Adjustments to reconcile net income (loss) attributable to common stockholders to net cash provided by (used in) operating activities:
Net premium and discount amortization on investments, loans and debt issuance costs	2,629	(1,189)
Share-based compensation	409	309
Issuance of stock warrants	529	—
Net purchases of investments at fair value	(25,047)	(99,606)
Net gain on investments at fair value	(100,470)	(9,294)
Net loss on liabilties at fair value	173,706	—
Net gain on the deconsolidation of Market Square CLO	—	(29,551)
Other-than-temporary impairment on available-for-sale securities	—	31
Net other (gains) losses	(36)	550
Net sales of loans held for sale	—	(866)
Net gain on loans	(7,423)	(31,230)
Provision for loan losses	7,582	15,452
Net gain on the discharge of the Senior Notes	(17,418)	—
Net changes in undesignated derivatives	2,711	(12,901)
Amortization of net loss on previously designated derivatives	31	136
Depreciation and amortization	10,694	4,894
Impairment of intangible assets	2,566	126
Non-cash rental expense	(398)	109
Changes in operating assets and liabilities:
Due from broker	(130)	13,769
Receivables	(15,278)	3,306
Prepaid and other assets	(370)	(303)
Accrued interest on repurchase agreements	(15)	(333)
Due to broker	66,831	1,723
Interest payable	3,437	(4,352)
Accrued and other liabilities	1,872	(10,641)

Net cash provided (used in) by operating activities	98,482	(96,492)

CASH FLOWS FROM INVESTING ACTIVITIES:
Change in restricted cash and cash equivalents	(39,551)	49,410
Proceeds from the sale of investments at fair value previously classified as available-for-sale	145,432	73,863
Principal receipts on investments at fair value previously classified as available-for-sale	23,779	46,922
Origination and purchase of loans held for investment	(121,370)	(81,665)
Principal receipts on loans held for investment	70,772	22,412
Proceeds from sale of loans held for investment	54,794	12,882
Principal receipts on loans held for sale previously classified as held for investment	23	—
Proceeds from sale of loans held for sale previously classified as held for investment	6,874	11,960
Proceeds from sale of other investments	2	—
Net cash aquired from the CNCIM Acquisition	2,470	—
(Purchases) sales of equipment and improvements	(1,559)	6

Net cash provided by investing activities	141,666	135,790

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments under repurchase agreements	(50,103)	(19,475)
Proceeds from issuance of long-term debt	25,000	—
Payments made on Wachovia Facility		(13,932)
Payments made on long-term debt	(179,817)	(11,110)
Payment of stock and debt issuance costs	(1,170)	(142)
Contributions from noncontrolling interest	—	20,133
Distributions to noncontrolling interest and investors in Consolidated Investment Products	(44,775)	—

Net cash used in financing activities	(250,865)	(24,526)

Foreign currency translation	(13)	(21)
Net increase (decrease) in cash and cash equivalents	(10,730)	14,751
Cash and cash equivalents at beginning of period	48,711	32,791

Cash and cash equivalents at end of period	$37,981	$47,542

SUPPLEMENTAL DISCLOSURE:
Cash paid for interest	$24,260	$19,243
Cash paid for income taxes	1,416	87

See notes to condensed consolidated financial statements.

8

DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION

        Deerfield Capital Corp., is a Maryland corporation ("DFR" and, together with its subsidiaries, "us," "we" or "our"), with an Investment Management segment that manages client assets, including bank loans and other corporate debt, residential mortgage-backed securities ("RMBS"), government securities and asset-backed securities ("ABS"). Certain of these client assets, which we are required to consolidate, constitute our Consolidated Investment Products segment. In addition, through our Principal Investing segment, we manage our own assets, which are comprised primarily of fixed income investments, including bank loans and other corporate debt and Agency RMBS (as defined below).

  Business Segments

        We have three business segments:

        Investment Management—Our Investment Management segment is operated through one of our wholly-owned subsidiaries, Deerfield Capital Management LLC ("DCM"), and its wholly-owned subsidiary, Columbus Nova Credit Investments Management, LLC ("CNCIM"). Unless otherwise noted or the context otherwise requires, references to DCM's investment management activities include the activities of CNCIM. Through our Investment Management segment, we manage investment accounts for various types of clients, including collateralized debt obligations ("CDOs") and other investment vehicles. These clients are collective investment vehicles that pool the capital contributions of multiple investors, which are typically institutional investors. We specialize in managing fixed income investments, including corporate debt, RMBS, government securities and ABS. Our primary source of revenue from our Investment Management segment is the investment advisory fees paid by the accounts we manage. These fees typically consist of management fees based on the account's assets and, in some cases, performance fees based on the profits we generate for the account.

        Principal Investing—Our Principal Investing segment manages our own assets, which are comprised primarily of fixed income investments, including bank loans and other corporate debt, and Agency RMBS. "Agency RMBS" are RMBS backed by mortgage loans and guaranteed as to principal and interest by either federally chartered entities or the U.S. government. Income from our Principal Investing segment is influenced by four factors: (i) the difference between the interest income we earn on our investment portfolio and the cost of our borrowings net of hedges, if any, (ii) the net recognized gains and losses, if any, on our investment portfolio, (iii) provision for loan losses, if any, and (iv) the volume or aggregate amount of such investments.

        Consolidated Investment Products—Our Consolidated Investment Products segment consists of certain CDOs managed by our Investment Management segment which we are required to consolidate as Variable Interest Entities ("VIEs") in accordance with consolidation guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification") Topic 810—Consolidation ("ASC Topic 810"), as amended by Accounting Standards Update ("ASU") 2009-17 ("ASU 2009-17"). Effective January 1, 2010, we created our Consolidated Investment Products segment and consolidated seven CDOs within this new segment. In conjunction with the acquisition of CNCIM, effective June 9, 2010, we consolidated four additional CDOs into this segment (which, together with the seven CDOs we previously consolidated, we refer to as the "CIP CDOs"). See Note 3 for further information on the acquisition of CNCIM.

2. ACCOUNTING POLICIES AND RECENT ACCOUNTING UPDATES

        Basis of Presentation—The accompanying unaudited condensed consolidated financial statements have been prepared by us in accordance with accounting principles generally accepted in the United

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States of America ("GAAP") for interim financial information and are in the form prescribed by the Securities and Exchange Commission (the "SEC") pursuant to Regulation S-X and the instructions to Form 10-Q. Accordingly, we do not include all of the information and footnotes for complete financial statements as required by GAAP. The interim unaudited condensed consolidated financial statements should be read in conjunction with our audited financial statements as of and for the year ended December 31, 2009, which are included in our Annual Report on Form 10-K filed with the SEC on March 23, 2010 (our "2009 10-K"). In the opinion of our management, all adjustments, consisting of only normal recurring accruals, necessary for a fair presentation of our financial position, results of operations and cash flows have been included. The nature of our business is such that the results of any interim period information are not necessarily indicative of results for a full year. All intercompany balances and transactions have been eliminated upon consolidation.

        Principles of Consolidation—The condensed consolidated financial statements include the financial statements of DFR and (i) our wholly-owned subsidiaries, (ii) subsidiaries in which we have a controlling interest and (iii) VIEs with respect to which we are the primary beneficiary.

        We consolidate DFR Middle Market CLO Ltd. ("DFR MM CLO") into our Principal Investing segment because we own all of its preference shares. See Note 4 for additional discussion concerning the consolidation of DFR MM CLO. We also previously owned all of the preference shares of Market Square CLO Ltd. ("Market Square CLO") and consolidated it into our Principal Investing segment through June 30, 2009, when we sold all of our preference shares to an unrelated third party in exchange for an upfront payment and a delayed purchase price in the form of a right to receive a portion of any future distributions on the preference shares. As a result of the sale, we deconsolidated Market Square CLO as of June 30, 2009. We are, however, deemed to retain a beneficial interest in the preference shares of Market Square CLO as a result of the delayed purchase price, and as of January 1, 2010, the amendments to ASC Topic 810 required us to again consolidate Market Square CLO as a part of our Consolidated Investment Products segment.

        For the three and nine months ended September 30, 2010 and 2009, we consolidated Deerfield Pegasus Loan Capital LP ("DPLC") into our Principal Investing segment as a result of our control of DPLC General Partner LLC ("DPLC GP"), the general partner of DPLC. Effective March 31, 2010, we withdrew the entire portion of our capital account attributable to our investment in DPLC GP. See Notes 3 and 14 for details related to the warrants we issued in connection with the formation of DPLC and in connection with the restructuring of DPLC. The net income (loss) attributable to DFR in our condensed consolidated statements of operations excludes the net loss attributable to the noncontrolling interest in DPLC.

        Variable Interest Entities—ASC Topic 810 generally requires the consolidation of the assets, liabilities and results of operations of a VIE into the financial statements of the enterprise that has a controlling financial interest in the VIE. ASC Topic 810 provides a framework for determining whether an entity should be considered a VIE and evaluated for consolidation. Pursuant to this framework, we consider all parties to determine whether the entity is a VIE and, if so, whether our involvement with the entity results in a variable interest in the entity. If we determine that we do have a variable interest in the entity, we perform an analysis to determine whether we are the primary beneficiary. If we determine that we are the primary beneficiary, we consolidate the VIE into our consolidated financial statements. A company is the primary beneficiary of a VIE if it has a controlling financial interest in the VIE. A company is deemed to have a controlling financial interest in a VIE if it has both (i) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance and (ii) the obligation to absorb the losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

        Other than DFR MM CLO, in which we own all the preference shares, we have a variable interest in each of the CDOs we manage due to the provisions of the management agreements relating to those

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CDOs. As of September 30, 2010, we had direct investments in certain of those CDOs, which represent a small portion of the total debt and equity issued by the CDOs. Where we have a direct investment, it is typically only in the unrated, junior subordinated tranches of the CDOs. These unrated, junior subordinated tranches, referred to herein as "preference shares," take the form of either subordinated notes or preference shares.

        For CDOs, if we are deemed to have the power to direct the activities of the CDO that most significantly impact the CDO's economic performance, and the obligation to absorb losses or the right to receive benefits from the CDO that could potentially be significant to the CDO, then we are deemed to be the CDO's primary beneficiary and are required to consolidate the CDO. Beginning January 1, 2010, we consolidated the CIP CDOs into our Consolidated Investment Products segment. See Note 4 for additional discussion of our Consolidated Investment Products segment.

        As of September 30, 2010, we have a variable interest in 19 additional CDOs that are not consolidated as part of our Consolidated Investment Products segment as we have determined we are not the primary beneficiary of these VIEs. Our maximum exposure to loss associated with nonconsolidated CDOs is limited to any future management fees. As of September 30, 2010, we have recorded management fee receivables totaling $0.8 million from the unconsolidated CDOs.

        Goodwill and Other Intangible Assets—Goodwill represents the excess cost of a business acquisition over the fair value of the net assets acquired. Intangible assets are comprised of finite-lived and indefinite-lived assets. In accordance with ASC Topic 350—Intangibles—Goodwill and Other ("ASC Topic 350"), indefinite-lived assets and goodwill are not amortized. Finite-lived intangibles are amortized over their expected useful lives. These assets are tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. An impairment charge is recorded if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its fair value.

        Goodwill has been recognized and allocated to our Principal Investing and Investment Management segments as a result of the acquisition of CNCIM. ASC Topic 350 requires, on a reporting unit level, a comparison of the book value of net assets to their estimated fair value. If the fair value is determined to be less than book value, a second step is performed to compute the amount of the impairment. In this process, an implied fair value of goodwill is estimated in the same manner as the amount of goodwill recognized in a business combination. If the carrying amount of the reporting unit exceeds the implied fair value of that goodwill, an impairment loss will be recognized in an amount equal to the excess. The loss recognized cannot exceed the carrying amount of the goodwill.

        Intangible assets associated with investment management contracts identified in the acquisition of a business are capitalized separately from goodwill if the fair value can be measured reliably on initial recognition. If they are finite-lived, they are amortized over their useful lives, either on a straight line basis (intangible assets associated with the acquisition of Deerfield) or based on a ratio of expected discounted cash flows from the contracts (intangible assets associated with the acquisition of CNCIM). We consider our own assumptions about renewal or extension of the term of the arrangement, consistent with the expected use of the asset. A change in the useful life of the asset could have a significant impact on our amortization expense.

        The evaluation of goodwill and intangible assets for impairment requires management to make estimates and exercise significant judgment. As of September 30, 2010, there were no events or changes in circumstances that would indicate that the current carrying amount of goodwill or other intangible assets might be impaired; accordingly, we did not perform interim testing procedures.

        Reclassifications—Certain amounts in the condensed consolidated statements of operations for the three and nine months ended September 30, 2009 have been reclassified to conform to the presentation for the three and nine months ended September 30, 2010. Net loss on available-for-sale securities, net

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gain (loss) on investments at fair value, net gain (loss) on liabilities at fair value, net gain on loans and net gain (loss) on derivatives are presented as a combined net gain (loss) on investments, loans, derivatives and liabilities line item in the current quarter condensed consolidated statements of operations. In addition, strategic transactions expenses include $1.5 million of legal fees and other professional fees, which were originally included in professional services during the three months ended March 31, 2010.

        Significant Accounting Policies—Our significant accounting policies are discussed in the Notes to the Consolidated Financial Statements included in our 2009 10-K.

  Recent Accounting Updates

        In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R) ("SFAS No. 167"). In December 2009, the FASB issued ASU 2009-17, Consolidation—Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities to revise the Codification to include SFAS No. 167 within ASC Topic 810. In February 2010, the FASB issued ASU No. 2010-10, Consolidation—Amendments for Certain Investment Funds ("ASU 2010-10"), to defer the effective date of the amendments to the consolidation requirements of ASC Topic 810 resulting from the issuance of ASU 2009-17 for reporting entities with interests in entities with all the attributes of an investment company but specifically excluding interests in securitization entities. This statement requires an enterprise to perform an analysis to determine whether the enterprise's variable interest or interests give it a controlling financial interest in a VIE. The amendments to ASC Topic 810 also amend FIN 46(R) to eliminate the quantitative approach to determining the primary beneficiary of a VIE and require ongoing reassessments of VIE status. We adopted the amendments to ASC Topic 810 on January 1, 2010 and created our Consolidated Investment Products segment. See further disclosure related to our Consolidated Investment Products segment in Note 4.

        In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosure—Improving Disclosures about Fair Value Measurements ("ASU 2010-06"). ASU 2010-06 amends ASC Topic 820—Fair Value Measurements and Disclosures ("ASC Topic 820") to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. ASU 2010-06 also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. We adopted ASU 2010-06 and have included the required disclosures in Note 5, with the exception of the requirement to provide disclosure of the Level 3 activity of purchases, sales, issuances and settlements on a gross basis, which will be effective for our interim and annual reporting periods beginning after December 15, 2010.

        In July 2010, the FASB issued ASU No. 2010-20, Receivables—Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses ("ASU 2010-20"). ASU 2010-20 amends ASC Topic 310 to add enhanced disclosure requirements related to financing receivables, on a disaggregated basis. ASU 2010-20 requires specific additional disclosures that will assist the financial statement users' evaluation of the nature of credit risk inherent in the entity's financing receivable portfolio, how the entity analyzes and assesses that risk when arriving at their allowance for credit losses and the changes and reasons for those changes in the entity's allowance for credit losses. For disclosures as of the end of a reporting period, ASU 2010-20 is effective for interim and annual reporting periods ending on or after December 15, 2010. For disclosures about activity that occurs during a reporting period, ASU 2010-20 is effective for interim and annual reporting periods beginning on or after December 15, 2010. Management is currently evaluating the impacts of adopting ASU 2010-20 on the disclosures included in our condensed consolidated financial statements.

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 3. STRATEGIC TRANSACTIONS

The CNCIM Acquisition and Issuance of the Acquisition Shares

        On March 22, 2010, we entered into an acquisition and investment agreement (the "Acquisition Agreement") with Bounty Investments, LLC ("Bounty") and CNCIM, pursuant to which we agreed to acquire all of the outstanding equity interests of CNCIM from Bounty (the "CNCIM Acquisition"). CNCIM is an investment manager specializing in bank loans that currently manages four collateralized loan obligations (the "CNCIM CLOs"). We completed the CNCIM Acquisition on June 9, 2010 (the "Closing Date") for total purchase consideration of $24.8 million consisting of (i) the issuance of 4,545,455 shares (at a Closing Date price of $4.50 per share) of our common stock, par value $0.001 per share (the "Acquisition Shares"), (ii) deferred payments totaling $7.5 million in cash payable in five equal annual installments beginning on December 9, 2010 (with a Closing Date fair value of $6.0 million) and (iii) an adjustment related to the issuance of the Convertible Notes (as defined below). Calculation of the purchase consideration in accordance with ASC Topic 805—Business Combinations ("ASC Topic 805") is as follows:

	(In thousands, except share and per share information)
Shares issued	4,545,455
Multiplied by Closing Date share price	$4.50	(1)

Value of shares	$20,455
Fair value of deferred payments to the seller	5,962
Less: excess of par value over estimated fair value of the Convertible Notes	(1,623	)(2)

Total purchase consideration	$24,794

(1)
Represents the closing price of our common stock on the Closing Date.

(2)
Represents a reduction of the purchase consideration because the par value of the Convertible Notes (as defined below) of $25.0 million exceeded the fair value of the Convertible Notes of $23.4 million as of the Closing Date. As the CNCIM Acquisition and the issuance of the Convertible Notes are considered linked transactions, the Convertible Notes are initially recorded at their Closing Date fair value with the difference between fair value and par allocated to the purchase consideration.

        The following is a summary of the recognized amounts of assets acquired and liabilities assumed as a result of the CNCIM Acquisition:

(In thousands)
Cash	$2,470
Investment advisory fee receivables	868
Equipment and improvements	148
Other receivables	139
Accrued and other liabilities	(306)
Identifiable intangible assets	11,065
Excess of purchase consideration over identifiable net assets acquired—goodwill	10,410

$24,794

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        The fair values of the assets acquired and liabilities assumed were estimated by management with the assistance of an independent valuation firm. The identifiable intangible assets acquired by asset class are as follows:

	Closing Date Estimated Fair Value	Closing Date Estimated Average Remaining Useful Life
	(In thousands)	(In years)
Intangible asset class:
Investment management contracts	$10,900	8.35
Non-compete agreements	165	4.67

	$11,065

        The fair value of the intangible assets related to the CNCIM CLO investment management contracts was determined utilizing an excess earnings approach based on the expected cash flows from the CLOs. The intangible assets related to the management contracts will be amortized based on a ratio of expected discounted cash flows from the contracts over the expected remaining term of the contracts. The fair value of the intangible assets associated with the non-compete agreements was determined using a lost cash flows analysis and will be amortized straight-line over the term of the agreements. Amortization expense for the three and nine months ended September 30, 2010 related to the intangible assets acquired was $0.6 million and $0.8 million, respectively.

        The following table presents expected remaining amortization expense of the identifiable intangible assets acquired:

(In thousands)
2010	$586
2011	2,300
2012	2,230
2013	2,021
2014	1,366
Thereafter	1,803

$10,306

        Goodwill of $10.4 million is the excess of the total purchase consideration over the identifiable tangible and intangible assets acquired in the CNCIM Acquisition. Goodwill relates to (i) the additional strategic opportunities that we believe will be available to us as a result of the recapitalization of our debt and our increased assets under management, (ii) improvements in our capital structure resulting from the Trust Preferred Exchange and the Senior Notes Discharge (each as defined below) and (iii) the expected synergies from the CNCIM Acquisition. Goodwill of $8.7 million was allocated to our Investment Management segment and goodwill of $1.7 million was allocated to the Principal Investing segment. We considered the benefits to the individual segments in our allocation of goodwill. For tax purposes, goodwill recognized was $16.5 million and will be amortized over 15 years.

        We have expensed CNCIM Acquisition-related expenses (other than those related to stock issuance and debt issuance) as incurred. For the nine months ended September 30, 2010, we recorded expenses related to the CNCIM Acquisition and associated transactions of $4.0 million within strategic transactions expenses in the condensed consolidated statements of operations. Stock issuance costs of $1.1 million were recorded as a reduction to additional paid-in capital.

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The Convertible Notes Agreement and Issuance of the Conversion Shares

        On March 22, 2010, in connection with entering into the Acquisition Agreement, we entered into a Senior Subordinated Convertible Notes Agreement (the "Convertible Notes Agreement") with Bounty pursuant to which Bounty agreed to purchase, for cash, $25.0 million in aggregate principal amount of our senior subordinated convertible notes (the "Convertible Notes"), convertible into 4,132,231 shares of common stock (as such amount may be adjusted in certain events or increased in connection with the payment of interest-in-kind ("PIK Interest")) (the "Conversion Shares") at an initial conversion price of $6.05 per share, subject to adjustment. The Convertible Notes were issued to Bounty simultaneously with the closing of the CNCIM Acquisition and will mature on December 9, 2017. Interest on the Convertible Notes is payable to the holders of the Convertible Notes quarterly in arrears on each January 1, April 1, July 1 and October 1, beginning on July 1, 2010. We will pay interest in cash at a per annum rate starting at 8% on the Closing Date and increasing incrementally to 11% on June 9, 2014; provided, that we may, in our sole discretion and upon notice to the holders of the Convertible Notes, elect to pay up to 50% of the interest payment due to any holder of the Convertible Notes in PIK Interest, subject to certain conditions.

        We evaluated the terms and conditions of the conversion feature contained in the Convertible Notes, and certain of the antidilution provisions of the conversion feature cause it to be deemed an embedded derivative instrument (the "Embedded Derivative"). These antidilution provisions prevent the conversion feature from qualifying as being indexed to our common stock. The Convertible Notes are recorded as two components: (i) the Embedded Derivative initially recorded on the Closing Date as a $6.9 million derivative liability and, (ii) long-term debt initially recorded on the Closing Date at $16.5 million. At each subsequent balance sheet date, the Embedded Derivative is marked to fair value, and the change in fair value is recorded in the condensed consolidated statements of operations within net gain (loss) on investments, loans, derivatives and liabilities. As of September 30, 2010, the Embedded Derivative was valued at $13.9 million, resulting in losses of $3.7 million and $7.0 million recorded in the condensed consolidated statements of operations as net gain (loss) on investments, loans, derivatives and liabilities, during the three and nine months ended September 30, 2010, respectively. The total Closing Date fair value of the two components was $23.4 million. The $1.6 million difference between the $25.0 million principal amount of the Convertible Notes and the $23.4 million Closing Date total fair value associated with the Convertible Notes was treated as a reduction of purchase consideration in conjunction with the CNCIM Acquisition. We did not elect the fair value option for the long-term debt component of the Convertible Notes. The difference between the $16.5 million Closing Date fair value of the component of the Convertible Notes recorded as long-term debt and the $25.0 million principal amount of the Convertible Notes will be accreted to earnings using the effective yield method of recognizing interest expense. Debt issuance costs of $0.5 million were recorded within prepaid and other assets and will be amortized into expense over the term of the Convertible Notes.

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The Senior Notes Discharge

        On March 22, 2010, DFR and Deerfield entered into a Payment Agreement and Release (the "Senior Notes Discharge Agreement") with the holders of the Series A Senior Secured Notes issued by Deerfield (the "Series A Notes") and the holders of the Series B Senior Secured Notes issued by Deerfield (the "Series B Notes" and, together with the Series A Notes, the "Senior Notes"), pursuant to which we agreed with the holders of the Senior Notes to discharge all of the approximately $48.8 million in aggregate principal amount of Series A Notes then outstanding for approximately 64.1% of the principal amount thereof plus accrued interest, and all of the approximately $25.1 million in aggregate principal amount of the Series B Notes then outstanding for approximately 94.5% of the principal amount thereof plus accrued interest, or an aggregate discount of approximately 25.6% from the face amount of the Senior Notes plus accrued interest (the "Senior Notes Discharge"). We used the proceeds of the issuance of the Convertible Notes together with other available funds to complete the Senior Notes Discharge on June 9, 2010. We recorded a $17.4 million gain in the condensed consolidated statements of operations related to the Senior Notes Discharge. As a result of the consummation of the Senior Notes Discharge, all obligations and liabilities of DFR and Deerfield under the Senior Notes were extinguished, and the intercreditor agreement related to the Senior Notes was terminated.

The DPLC Restructuring

        On March 21, 2010, we entered into a Termination Agreement (the "Termination Agreement") with Pegasus Deerfield (AIV), LLC ("Pegasus Deerfield"), PGS Management, LLC ("PM", and together with Pegasus Deerfield, the "Pegasus Parties"), DPLC, DCM, DPLC GP, Deerfield Loan Manager LLC ("DLM" and together with DFR, DCM and DLM, the "Deerfield Parties") and Jonathan Trutter, pursuant to which (i) the Pegasus Parties waived certain rights with respect to the stock issuances associated with the CNCIM Acquisition and (ii) the Deerfield Parties and the Pegasus Parties terminated or amended certain provisions of agreements related to DPLC and cancelled warrants to purchase three million shares of our common stock, which comprises all of the warrants previously issued to the Pegasus Parties (the "DPLC Restructuring"). Pursuant to the Termination Agreement, we granted Pegasus Deerfield and certain of its associates warrants to purchase an aggregate of 250,000 shares of our common stock at an exercise price of $4.25 per share (the "DPLC Restructuring Warrants"). See Note 14 for further discussion of the DPLC Restructuring Warrants. Pursuant to the Termination Agreement, DPLC GP and DPLC released all partners of DPLC from their unfunded capital commitments to DPLC as of the date of the Termination Agreement. Effective as of March 31, 2010, DPLC made distributions of $9.0 million to Pegasus Deerfield and an amount equal to his entire capital account balance to Jonathan Trutter. DPLC GP also withdrew an amount equal to the entire portion of its capital account attributable to DLM's investment in DPLC GP and distributed such amount to DLM, our wholly-owned subsidiary. During the three months ended June 30, 2010, DPLC made additional distributions to Pegasus Deerfield of $3.8 million. Pegasus Deerfield notified us that they intend to withdraw their entire remaining capital account balance, which was $5.2 million as of September 30, 2010.

Unaudited Pro Forma Financial Information

        During the three and nine months ended September 30, 2010, we recognized net revenues of $1.7 million and $1.9 million, respectively, which are eliminated upon consolidation, and net income attributable to DFR of $1.3 million and $1.0 million, respectively, related to CNCIM. In addition, for the three and nine months ended September 30, 2010, we recorded a net loss of $6.5 million and $7.3 million, respectively, related to the consolidation of the four CNCIM CLOs. For the three months ended September 30, 2010, the net loss of $6.5 million was comprised of net revenues of $12.4 million, expenses of $1.9 million and net losses of $17.0 million in net other income (expense) and gain (loss).

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For the nine months ended September 30, 2010, the net loss of $7.3 million was comprised of net revenues of $15.1 million, expenses of $2.2 million and net losses of $20.2 million in net other income (expense) and gain (loss). The following unaudited pro forma condensed combined financial information gives effect to the following transactions as if they had been completed as of the beginning of the periods presented: (1) the CNCIM Acquisition and issuance of the Acquisition Shares; (2) the issuance of the Convertible Notes; (3) the Senior Notes Discharge; (4) the Trust Preferred Exchange (as defined in Note 13); and (5) the DPLC Restructuring. This unaudited pro forma combined financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have occurred if the CNCIM Acquisition had been consummated during the period or as of the dates for which the pro forma data is presented, nor is it necessarily indicative of future operating results of DFR. The pro forma combined financial information for the three and nine months ended September 30, 2010 does not give effect to the application of ASC Topic 810 for the period prior to the CNCIM Acquisition as it relates to the four CNCIM CLOs.

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
	(In thousands, except for per share data)
Total net revenue	$35,690	$9,896	$95,177	$29,237
Net income (loss)	$(12,516)	$3,694	$(16,425)	$71,776
Net income (loss) attributable to Deerfield Capital Corp.	$(8,421)	$3,694	$1,827	$71,776
Net income (loss) attributable to Deerfield Capital Corp. per share—basic	$(0.74)	$0.33	$0.16	$6.36
Net income (loss) attributable to Deerfield Capital Corp. per share—diluted	$(0.74)	$0.27	$0.16	$4.75

4. DFR MM CLO AND THE CONSOLIDATED INVESTMENT PRODUCTS SEGMENT

DFR MM CLO

        Although we consolidate 100% of the assets and liabilities of DFR MM CLO into our Principal Investing segment, our maximum exposure to loss on our investment in this entity is limited to our initial investment of $69.0 million ($50.0 million of preference shares and $19.0 million of debt). The economic impact of our investment in DFR MM CLO is determined by the cash distributed to us on our investment therein which, from the date of our initial investment through September 30, 2010, have totaled $31.5 million on our preference shares investment and $3.7 million in interest on our debt investment. DFR MM CLO's debt holders have recourse only to the assets of the DFR MM CLO and not to our general assets. Our preference shares investment is subject to diversion of cash flows in accordance with the DFR MM CLO indenture.

        For the three and nine months ended September 30, 2010, the net income of $1.3 million and $11.9 million, respectively, recorded in our condensed consolidated statements of operations for DFR MM CLO was not indicative of the cash distributions of $0.2 million and $8.1 million for the three and nine months ended September 30, 2010, respectively. These cash distributions included $7.5 million related to our investment in the preference shares for the nine months ended September 30, 2010, and $0.2 million and $0.6 million in interest on our investment in debt for the three and nine months ended September 30, 2010, respectively. We did not receive a cash distribution related to our investment in the preference shares in the third quarter. However, we received a cash distribution of $7.5 million from DFR MM CLO in the fourth quarter, including a $7.3 million distribution related to our investment in the preference shares and $0.2 million in interest on our investment in debt. While we expect to receive future cash distributions on our investment in the preference shares, it is very difficult to predict the timing and amount of such future cash distributions. We consolidated assets of $286.8 million and liabilities of $217.9 million related to DFR MM CLO as of September 30, 2010.

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The Consolidated Investment Products Segment

        Beginning January 1, 2010, as a result of the adoption of the amendments to ASC Topic 810, we created our Consolidated Investment Products segment. As a result, we have consolidated the 11 CIP CDOs with non-recourse assets of $4.1 billion and non-recourse liabilities of $3.7 billion into our condensed consolidated financial statements as of September 30, 2010. There have been no changes to the terms of our management contracts with the CIP CDOs, the revenues we are contractually entitled to receive from the CIP CDOs or our exposure to liability with respect to the CIP CDOs. Although we consolidate 100% of the assets, liabilities and equity of the CIP CDOs, our maximum exposure to loss related to the CIP CDOs is limited to our investments and beneficial interests in the CIP CDOs of $8.3 million and management fee receivables of $1.4 million as of September, 30, 2010, which are eliminated upon consolidation, and future management fees.

        The assets of each of the CIP CDOs are held solely as collateral to satisfy the obligations of the respective CIP CDO. We have no right to the benefits from, nor do we bear the risks associated with, the assets held by the CIP CDOs beyond our minimal direct investments and beneficial interests in, and management fees generated from, the CIP CDOs. If DFR were to liquidate, the assets of the CIP CDOs would not be available to the general creditors of DFR, and as a result, we do not consider them to be our assets. Additionally, the investors in the CIP CDOs have no recourse to our general assets for the debt issued by the CIP CDOs. Therefore, this debt is not our obligation.

        We have elected the fair value option for all assets and liabilities of the CIP CDOs. We have determined that, although the junior tranches of the CIP CDOs have certain characteristics of equity, they should be recorded as debt on our balance sheet, as the subordinated notes have a stated maturity indicating a date on which they are mandatorily redeemable. The preference shares of the CIP CDOs are also classified as debt on our balance sheet, since redemption is required only upon liquidation or termination of the CDO and not upon liquidation or termination of DFR or DCM.

        For the three and nine months ended September 30, 2010, the net loss of $4.1 million and $18.3 million, respectively, recorded in our condensed consolidated financial statements related to the CIP CDOs was not indicative of the cash flow distributions received from the CIP CDOs of $5.1 million and $12.4 million for the three and nine months ended September 30, 2010, respectively. For the three months ended September 30, 2010, the $5.1 million received from the CIP CDOs consisted of management fees of $4.5 million, equity distributions of $0.5 million and interest on our debt investments of $0.1 million. For the nine months ended September 30, 2010, the $12.4 million received from the CIP CDOs consisted of management fees of $11.5 million, equity distributions of $0.7 million and interest on our debt investments of $0.2 million. We consolidated assets of $4.1 billion, liabilities of $3.7 billion and equity of $0.4 billion related to the CIP CDOs as of September 30, 2010 despite the fact that the assets of the CIP CDOs are not available to us, nor are we obligated under the debt issued by the CIP CDOs. Upon consolidation, we eliminated management fee receivables of $1.4 million as of September 30, 2010 and management fee revenue of $4.4 million and $11.3 million related to the CIP CDOs for the three and nine months ended September 30, 2010, respectively.

        We have included other required disclosures related to our Consolidated Investment Products segment in Notes 2, 5, 8, 13 and 17.

18

 5. FAIR VALUE OF FINANCIAL INSTRUMENTS

        We have categorized our financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. The valuation hierarchy is based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. A financial instrument's categorization within the valuation hierarchy is based on the lowest level of input that is significant to the fair value measurement. The three levels are defined as follows:

  Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

  The types of assets included in Level 1 generally are equity securities or derivatives listed on an active exchange. We held no Level 1 securities as of September 30, 2010.

  Level 2—inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

  Our assets and liabilities that are generally included in this category are Agency RMBS, loans classified as either investments at fair value or loans held for sale where asset valuations are provided by independent pricing services, corporate bonds, long-term debt and interest rate derivatives.

  Level 3—inputs to the valuation methodology include significant unobservable inputs to the fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

  Our assets and liabilities that are generally included in this category are non-Agency RMBS, corporate bonds, loans classified as either investments at fair value or loans held for sale where asset valuations are not provided by independent pricing services, warrants, long-term debt held in our Consolidated Investment Products segment and the Embedded Derivative. Level 3 also includes loans held for investment in periods when an impairment charge is taken.

        Our full valuation methodology and accounting policy are discussed in the notes to the Consolidated Financial Statements included in our 2009 10-K. There were no significant changes in our valuation methodologies during the three and nine months ended September 30, 2010.

        We have recorded all assets and liabilities in our Consolidated Investment Products segment at fair value. We have not elected the fair value option for DFR MM CLO, which is included in our Principal Investing Segment. The amendments to ASC Topic 810 indicate that assets and liabilities of consolidated VIEs should be recorded at their carrying value as of the date that we became the primary beneficiary of the VIEs, provided such application is practicable. We have determined it is not practicable to initially record the CIP CDOs at their carrying value as they have never previously been required to satisfy GAAP or other reporting requirements. In connection with the adoption of the amendments to ASC Topic 810, we have elected and applied the fair value option to measure, on an entity-by-entity basis, all of the eligible assets and liabilities of the CIP CDOs at fair value subsequent to the date of initial adoption of the amendments to ASC Topic 810, as we have also determined that measurement of the notes issued by the CIP CDOs at fair value better correlates with the fair value of the assets held by the CIP CDOs, which are held to provide the cash flows for the note obligations of the CIP CDOs.

        The following is a description of the valuation methodologies used for instruments measured at fair value, including the general classification of such instruments pursuant to the valuation hierarchy described below based on their classification in the condensed consolidated balance sheet. Management, from time to time, may make adjustments to the valuation methodologies described below under certain market conditions. Management maintains a consistent policy and process for

19

identifying when and how such adjustments should be made. To the extent that a significant fair value adjustment is made by management, the valuation classification would generally be considered Level 3 within the fair value hierarchy.

  Investments at Fair Value

        Investments at fair value include RMBS, loans and other investments held in DPLC and our Consolidated Investment Products segment, corporate bonds held in DFR MM CLO, beneficial interests in CDOs and contingent liabilities related to CDOs. The fair value for RMBS generally represents a modeled valuation, which includes spreads and prepayment rates which are observable in the market. Agency RMBS are classified as Level 2 within the fair value hierarchy. Loans and other investments held in DPLC and our Consolidated Investment Products segment and corporate bonds held in DFR MM CLO are generally priced at a composite of the mid-point in the bid-ask spread of dealer quotes or based on the composite price of a different tranche of the same security if dealer quotes are unavailable for the specific tranche we own. Loans and other investments held in DPLC and our Consolidated Investment Products segment and corporate bonds held in DFR MM CLO priced in this manner are classified as Level 2 within the fair value hierarchy. Where no such quotes are available, the price may be based on an internally developed model using composite or other comparable market data which could include unobservable market inputs. Loans and other investments held in DPLC and our Consolidated Investment Products segment priced in this manner are classified as Level 3 within the fair value hierarchy. Beneficial interests in CDOs and contingent liabilities related to CDOs are valued by management via internal models which could include unobservable market inputs and as such are also classified as Level 3 within the fair value hierarchy.

  Derivative assets and liabilities

        The derivatives held by us generally represent instruments traded in the over-the-counter market and are valued using internally developed market-standard models. The inputs to the valuation models for the interest rate swaps and caps represent observable market data available at commonly quoted intervals for the full terms of the contracts. All interest rate derivatives are classified as Level 2 within the fair value hierarchy. The valuation models for warrants may contain a significant level of unobservable inputs and are classified as Level 3 within the fair value hierarchy. The Embedded Derivative is valued by valuing the Convertible Notes and subsequently valuing the Convertible Notes eliminating the conversion right. The difference represents the value of the Embedded Derivative. The valuation of the Embedded Derivative is determined using a binomial tree model which may contain a significant level of unobservable inputs and is classified as Level 3 within the fair value hierarchy.

  Loans held for sale

        Loans held for sale are carried at the lower of cost or fair value. If the fair value of a loan is less than its cost basis, a valuation adjustment is recognized in the condensed consolidated statements of operations, and the loan's carrying value is adjusted accordingly. The valuation adjustment may be recovered if the fair value increases, which is also recognized in the condensed consolidated financial statements. Loans held for sale are generally priced at a composite of the mid-point in the bid-ask spread of dealer quotes or based on the composite price of a different tranche of the same security if dealer quotes are unavailable for the specific tranche we own. As of September 30, 2010, we classify loans held for sale priced in this manner as Level 2 within the fair value hierarchy. Where no such quotes are available, the price may be based on an internally developed model using composite or other comparable market data which could include unobservable market inputs. Loans held for sale priced in this manner are classified as Level 3 within the fair value hierarchy.

20

  Long-Term Debt held in our Consolidated Investment Products Segment

        Long-term debt held in our Consolidated Investment Products segment includes the noncontrolling interest portion of the debt, including subordinated notes and preference shares of the CIP CDOs. The fair value for long-term debt held in our Consolidated Investment Products segment generally represents a modeled valuation that utilizes inputs that are both observable and unobservable in the market. Long-term debt held in our Consolidated Investment Products segment priced in this manner is classified as Level 2 within the fair value hierarchy. The preferred shares of CDOs within the long-term debt held in our Consolidated Investment Products segment are valued by management by considering, among other things, available broker quotes. If a broker quote is unavailable, the preferred shares of CDOs are valued using internally developed models that utilize composite or other comparable market data management believes would be used by market participants, which could include unobservable market inputs. Long-term debt held in our Consolidated Investment Products segment priced in this manner is classified as Level 3 within the fair value hierarchy.

  Assets and liabilities measured at fair value on a recurring basis

        The following table presents the financial instruments carried at fair value on a recurring basis, by caption in the condensed consolidated balance sheet and by level within the ASC Topic 820 valuation hierarchy, as of September 30, 2010, for our Principal Investing and Investment Management segments:

	Level 1	Level 2	Level 3	Carrying Value
	(In thousands)
Investments and derivative assets at fair value
RMBS	$—	$254,538	$—	$254,538
Loans	—	2,990	303	3,293
Other	—	9,313	—	9,313
Derivative assets	—	—	9	9

Total investments and derivative assets at fair value	$—	$266,841	$312	$267,153

Derivative liabilities	$—	$—	$13,899	$13,899

        The following table presents the financial instruments carried at fair value on a recurring basis, by caption in the condensed consolidated balance sheet and by level within the ASC Topic 820 valuation hierarchy, as of September 30, 2010, for our Consolidated Investment Products segment:

	Level 1	Level 2	Level 3	Carrying Value
	(In thousands)
Investments and derivative assets at fair value
Loans	$—	$3,611,374	$15,183	$3,626,557
Corporate bonds	—	177,337	12,906	190,243
Other	—	7,496	11,593	19,089
Derivative assets		—	30	30

Total investments and derivative assets at fair value	$—	$3,796,207	$39,712	$3,835,919

Derivative liabilities	$—	$5,942	$—	$5,942
Long-term debt	—	3,417,656	156,442	3,574,098

Total financial instrument liabilities	$—	$3,423,598	$156,442	$3,580,040

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  Changes in Level 3 recurring fair value measurements

        The table below includes a rollforward of the balance sheet amounts for the three months ended September 30, 2010 (including the change in fair value) for financial instruments classified within Level 3 of the valuation hierarchy for our Principal Investing and Investment Management segments:

	Fair Value Measurements Using Significant Unobservable Inputs					Changes in Unrealized Gains (Losses) Related to Financial Instruments Held at September 30, 2010(1)
	Estimated Fair Value July 1, 2010	Net Realized/ Unrealized Gains (Losses)(1)	Purchases, (Sales), Issuances and (Settlements), Net	Net Transfers In (Out) of Level 3	Estimated Fair Value September 30, 2010
	(In thousands)
Investments and derivative assets at fair value
RMBS	$1,635	$(464)	$(1,171)	$—	$—	$—
Loans	634	15	(346)	—	303	15
Other	4,388	(2,001)	(2,387)	—	—	—
Derivative assets	29	(20)	—	—	9	(20)

Total investments and derivative assets at fair value	$6,686	$(2,470)	$(3,904)	$—	$312	$(5)

	Fair Value Measurements Using Significant Unobservable Inputs					Changes in Unrealized (Gains) Losses Related to Financial Instruments Held at September 30, 2010(1)
	Estimated Fair Value July 1, 2010	Net Realized/ Unrealized (Gains) Losses(1)	Purchases, (Sales), Issuances and (Settlements), Net	Net Transfers In (Out) of Level 3	Estimated Fair Value September 30, 2010
	(In thousands)
Financial instrument liabilities
Derivative liabilities	$10,156	$3,743	$—	$—	$13,899	$3,743
Accrued and other liabilities	260	(20)	(240)	—	—	—

Total financial instrument liabilities	$10,416	$3,723	$(240)	$—	$13,899	$3,743

(1)
Net realized and unrealized gains (losses) are reported within net gain (loss) on investments, loans, derivatives and liabilities in the condensed consolidated statement of operations.

        The table below includes a rollforward of the balance sheet amounts for the nine months ended September 30, 2010 (including the change in fair value) for financial instruments classified within Level 3 of the valuation hierarchy for our Principal Investing and Investment Management segments:

	Fair Value Measurements Using Significant Unobservable Inputs					Changes in Unrealized Gains (Losses) Related to Financial Instruments Held at September 30, 2010(1)
	Estimated Fair Value January 1, 2010	Net Realized/ Unrealized Gains (Losses)(1)	Purchases, (Sales), Issuances and (Settlements), Net	Net Transfers In (Out) of Level 3	Estimated Fair Value September 30, 2010
	(In thousands)
Investments and derivative assets at fair value
RMBS	$2,631	$(551)	$(2,080)	$—	$—	$—
Loans	990	5	(692)	—	303	5
Other	2,597	(210)	(2,387)	—	—	(210)
Derivative assets	74	(65)	—	—	9	(65)

Total investments and derivative assets at fair value	$6,292	$(821)	$(5,159)	$—	$312	$(270)

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	Fair Value Measurements Using Significant Unobservable Inputs					Changes in Unrealized (Gains) Losses Related to Financial Instruments Held at September 30, 2010(1)
	Estimated Fair Value January 1, 2010	Net Realized/ Unrealized (Gains) Losses(1)	Purchases, (Sales), Issuances and (Settlements), Net	Net Transfers In (Out) of Level 3	Estimated Fair Value September 30, 2010
	(In thousands)
Financial instrument liabilities
Derivative liabilities	$—	$7,010	$6,889	$—	$13,899	$7,010
Accrued and other liabilities	364	(10)	(354)	—	—	—

Total financial instrument liabilities	$364	$7,000	$6,535	$—	$13,899	$7,010

(1)
Net realized and unrealized gains (losses) are reported within net gain (loss) on investments, loans, derivatives and liabilities in the condensed consolidated statement of operations.

        The table below includes a rollforward of the balance sheet amounts for the three months ended September 30, 2010 (including the change in fair value) for financial instruments classified within Level 3 of the valuation hierarchy for our Consolidated Investment Products segment:

	Fair Value Measurements Using Significant Unobservable Inputs						Changes in Unrealized Gains (Losses) Related to Financial Instruments Held at September 30, 2010(1)
	Estimated Fair Value July 1, 2010	Net Realized/ Unrealized Gains (Losses)(1)	Purchases, (Sales), Issuances and (Settlements), Net	Net Transfers In (Out) of Level 3		Estimated Fair Value September 30, 2010
	(In thousands)
Investments and derivative assets at fair value
Loans	$18,873	$(404)	$(489)	$(2,797	)(2)	$15,183	$(754)
Corporate bonds	13,293	1,114	(960)	(541	)(3)	12,906	239
Other	11,862	(269)	—	—		11,593	(269)
Derivative assets	27	3	—	—		30	3

Total investments and derivative assets at fair value	$44,055	$444	$(1,449)	$(3,338)		$39,712	$(781)

	Fair Value Measurements Using Significant Unobservable Inputs					Changes in Unrealized (Gains) Losses Related to Financial Instruments Held at September 30, 2010(1)
	Estimated Fair Value July 1, 2010	Net Realized/ Unrealized (Gains) Losses(1)	Purchases, (Sales), Issuances and (Settlements), Net	Net Transfers In (Out) of Level 3	Estimated Fair Value September 30, 2010
	(In thousands)
Long-term debt	$128,683	$30,146	$(2,387)	$—	$156,442	$30,146

(1)
Net realized and unrealized gains (losses) are reported within net gain (loss) on investments, loans, derivatives and liabilities in the condensed consolidated statement of operations.

(2)
The net transfers out of Level 3 represent certain loans which were valued via a single dealer quote as of June 30, 2010 and priced at a composite of the mid-point in the bid-ask spread of dealer quotes as of September 30, 2010.

(3)
The net transfers out of Level 3 include certain bonds which were valued via a single dealer quote as of June 30, 2010 and priced at a composite of the mid-point in the bid-ask spread of dealer quotes as of September 30, 2010.

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        The table below includes a rollforward of the balance sheet amounts for the nine months ended September 30, 2010 (including the change in fair value) for financial instruments classified within Level 3 of the valuation hierarchy for our Consolidated Investment Products segment:

	Fair Value Measurements Using Significant Unobservable Inputs							Changes in Unrealized Gains (Losses) Related to Financial Instruments Held at September 30, 2010(1)
	Estimated Fair Value January 1, 2010	Fair Value of CIP CDOs Consolidated as of June 9, 2010	Net Realized/ Unrealized Gains (Losses)(1)	Purchases, (Sales), Issuances and (Settlements), Net	Net Transfers In (Out) of Level 3		Estimated Fair Value September 30, 2010
	(In thousands)
Investments and derivative assets at fair value
Loans	$19,080	$1,497	$19	$5,049	$(10,462)	(2)	$15,183	$(784)
Corporate bonds	12,890	3,390	2,153	(4,986)	(541)	(3)	12,906	(493)
Other	477	11,641	(149)	—	(376)	(4)	11,593	(137)
Derivative assets	15	10	5	—	—		30	5

Total investments and derivative assets at fair value	$32,462	$16,538	$2,028	$63	$(11,379)		$39,712	$(1,409)

	Fair Value Measurements Using Significant Unobservable Inputs						Changes in Unrealized Gains (Losses) Related to Financial Instruments Held at September 30, 2010(1)
	Estimated Fair Value January 1, 2010	Fair Value of CIP CDOs Consolidated as of June 9, 2010	Net Realized/ Unrealized (Gains) Losses(1)	Purchases, (Sales), Issuances and (Settlements), Net	Net Transfers In (Out) of Level 3	Estimated Fair Value September 30, 2010
	(In thousands)
Long-term debt	$45,414	$62,622	$50,793	$(2,387)	$—	$156,442	$50,793

(1)
Net realized and unrealized gains (losses) are reported within net gain (loss) on investments, loans, derivatives and liabilities in the condensed consolidated statement of operations.

(2)
The net transfers out of Level 3 include certain loans which were valued via internally developed models or a single dealer quote as of January 1, 2010 and priced at a composite of the mid-point in the bid-ask spread of dealer quotes as of September 30, 2010.

(3)
The net transfers out of Level 3 include certain bonds which were valued via a single dealer quote as of January 1, 2010 and priced at a composite of the mid-point in the bid-ask spread of dealer quotes as of September 30, 2010.

(4)
The net transfers out of Level 3 include certain other investments which were valued via a single dealer quote as of January 1, 2010 and priced at a composite of the mid-point in the bid-ask spread of dealer quotes as of September 30, 2010.

  Assets measured at fair value on a nonrecurring basis

        Certain assets are measured at fair value on a nonrecurring basis, meaning that the instruments are measured at fair value only in certain circumstances (for example, when held at the lower of cost or fair value). The following table presents the assets carried on the condensed consolidated balance sheet by caption and by level within the ASC Topic 820 valuation hierarchy for which a nonrecurring change in fair value was recorded during the three months ended September 30, 2010 for our Principal Investing and Investment Management segments:

	Level 1	Level 2	Level 3	Carrying Value
	(In thousands)
Loans held for sale	$—	$—	$72	$72
Loans held for investment, net of allowance for loan losses	—	—	5,912	5,912

Total assets at fair value on a nonrecurring basis	$—	$—	$5,984	$5,984

        In the table above, "Loans held for sale" includes changes in fair value of loans which are carried on the condensed consolidated balance sheet at the lower of cost or fair value, and "Loans held for

24

investment" represents loans for which a provision for loan losses was recorded during the three and nine months ended September 30, 2010.

        The following table presents the total change in value of financial assets included in the table above for which a fair value adjustment was included in the condensed consolidated financial statements during the three and nine months ended September 30, 2010 for our Principal Investing and Investment Management segments:

	Three months ended September 30, 2010	Nine months ended September 30, 2010
	(In thousands)
Loans held for sale(1)	$(38)	$(58)
Loans held for investment(2)	(3,105)	(3,257)

Total nonrecurring fair value losses	$(3,143)	$(3,315)

(1)
Changes in the fair value of loans held for sale are reported within net gain (loss) on investments, loans, derivatives and liabilities in the condensed consolidated statements of operations.

(2)
Impairment charges to loans held for investment are reported within provision for loan losses in the condensed consolidated statements of operations.

        ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate. Estimated fair values presented below are calculated in accordance with ASC Topic 820. With respect to securities for which the fair value option was not elected, quoted market prices, if available, are utilized as estimates of fair values. In the absence of available quoted market prices, fair values have been derived based on our assumptions, the estimated amount and timing of future cash flows and estimated discount rates. Different assumptions could significantly affect these estimates.

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        The carrying amounts and estimated fair values of our financial instruments as of September 30, 2010 for our Principal Investing and Investment Management segments, for which the disclosure of fair values is required, were as follows:

	As of September 30, 2010
	Carrying Value	Estimated Fair Value
	(In thousands)
Financial assets:
Cash and cash equivalents(1)	$37,981	$37,981
Restricted cash and cash equivalents(1)	18,593	18,593
Investments and derivative assets at fair value(2)	267,153	267,153
Other investments(3)	1,412	1,412
Loans, net of allowance for loan losses(2)(3)	259,201	242,122
Financial liabilities:
Repurchase agreements(1)	241,346	241,346
Derivative liabilities(2)	13,899	13,899
Long-term debt:
Convertible notes(4)	16,660	17,556
Subordinated notes and securities(4)(5)	120,775	33,434
DFR MM CLO(4)	217,296	197,817

(1)
Carrying amounts approximate the fair value due to the short-term nature of these instruments.

(2)
The estimated fair values were determined in accordance with ASC Topic 820.

(3)
It was not practicable to estimate the fair value of certain loans and other investments because they are not traded in an active market; therefore, the carrying value has been used as an approximation of fair value for loans with a carrying value of $34.9 million and other investments with a carrying value of $1.4 million as of September 30, 2010. If an independent pricing service cannot provide fair value estimates for a given loan, we may determine estimated fair value based on some or all of the following: (a) current financial information of the borrowing company and performance against its operating plan; (b) changes in the fair value of collateral supporting the loan; (c) changes to the market for the borrowing company's service or product and (d) present value of projected future cash flows.

(4)
The estimated fair values of the long-term debt were calculated utilizing comparable market data and internal and external models.

(5)
Subordinated notes and securities include both our trust preferred securities and our March Junior Subordinated Notes (as defined in Note 13).

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        The carrying amounts and estimated fair values of our financial instruments in our Consolidated Investment Products segment as of September 30, 2010 for which the disclosure of fair values is required were as follows:

	As of September 30, 2010
	Carrying Value	Estimated Fair Value
	(In thousands)
Financial assets:
Restricted cash and cash equivalents(1)	$212,390	$212,390
Investments and derivative assets at fair value(2)	3,835,919	3,835,919
Financial liabilities:
Derivative liabilities(2)	5,942	5,942
Long-term debt(2)	3,574,098	3,574,098

(1)
Carrying amounts approximate the fair value due to the short-term nature of these instruments.

(2)
The estimated fair values were determined in accordance with ASC Topic 820.

        The following table presents the realized and unrealized gains (losses) on investments at fair value as reported within net gain (loss) on investments, loans, derivatives and liabilities in our condensed consolidated statements of operations for the three and nine months ended September 30, 2010:

	For the three months ended September 30		For the nine months ended September 30,
	2010	2009	2010	2009
	(In thousands)		(In thousands)
Realized gains (losses)	$(631)	$2,378	$14,148	$2,030
Unrealized gains (losses)	71,820	605	86,322	7,264

Total gains (losses)	$71,189	$2,983	$100,470	$9,294

6. OTHER INVESTMENTS

        As of September 30, 2010, we held certain other investments carried at cost less any adjustments for other-than-temporary impairment of $1.4 million. These investments consist of equity securities in the entities established in connection with the issuance of our trust preferred securities of $0.8 million and other common and preferred equity securities that are not traded in an active market with an original cost and carrying value of $0.6 million as of September 30, 2010. We previously held $3.7 million of equity securities in the entities established in connection with the issuance of the trust preferred securities; however, on March 4, 2010, $2.9 million of equity securities were cancelled in connection with the Trust Preferred Exchange as described in Note 13. The remaining $0.8 million of equity in securities established in connection with the issuance of the trust preferred securities were cancelled on October 20, 2010 in connection with the Trust Preferred Redemption-in-Kind as described in Note 20.

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 7. LOANS

        The following summarizes our loans held for sale and loans held for investment as of September 30, 2010:

	Carrying Value
Type of Loan	Loans Held for Sale(1)	Loans Held for Investment	Total
	(In thousands)
Corporate leveraged loans:
Loans held in DFR MM CLO(2)	$—	$267,881	$267,881
Other corporate leveraged loans	72	—	72
Commercial real estate loans(3)	—	350	350

	$72	268,231	268,303

Allowance for loan losses		(9,102)	(9,102)

		$259,129	$259,201

(1)
Carrying value of loans held for sale is lower of cost or estimated fair value.

(2)
Loans held in DFR MM CLO are reported gross of $8.8 million of allowance for loan losses as of September 30, 2010.

(3)
Commercial real estate loans are reported gross of $0.3 million of allowance for loan losses as of September 30, 2010.

        The following summarizes our allowance for loan losses at September 30, 2010:

Type of Loan	Number of Loans	Par Value	Allowance for Loan Losses
		(In thousands)
Loans held in DFR MM CLO	5	$18,798	$(8,752)
Commercial real estate loans	1	1,000	(350)

Total	6	$19,798	$(9,102)

        As of September 30, 2010, our loans held for sale and loans held for investment totaled $259.2 million, net of allowance for loan losses. Loans classified as held for sale and carried at the lower of cost or estimated fair value totaled $0.1 million, net of a valuation allowance of $0.6 million, as of September 30, 2010. Loans classified as held for investment were carried at amortized cost of $268.2 million, less an allowance for loan losses of $9.1 million, as of September 30, 2010. For the three and nine months ended September 30, 2010, the average net carrying value of impaired loans was $7.0 million and $5.6 million, respectively.

        As of September 30, 2010, we held certain loans that allow the borrower to satisfy interest accruals by increasing the outstanding principal balance of the loan. For the three and nine months ended September 30, 2010, interest receivables were satisfied through increases to the loans' outstanding principal balances in the amount of $0.3 million and $1.0 million, respectively.

        Loans held in DFR MM CLO are considered to be held for investment and are reported at amortized cost with an allowance for loan losses, if necessary, unless we decide to sell one of these loans, in which case the loan is transferred to loans held for sale and carried at the lower of cost or estimated fair value.

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        The following summarizes the activity within the allowance for loan losses for the nine months ended September 30, 2010 and 2009:

	Allowance for Loan Losses
	2010	2009
	(In thousands)
Allowance for loan losses at January 1	$15,889	$19,979
Provision for loan losses	7,590	15,452
Charge-offs	(14,369)	(11,300)
Recoveries	(8)	—

Allowance for loan losses at September 30	$9,102	$24,131

        We did not recognize $0.9 million and $2.7 million of interest income earned, but not yet received, on loans held for investment for the three months and nine months ended September 30, 2010, respectively, as a result of the placement of these loans on non-accrual status. In addition, we did not recognize $0.5 million and $1.5 million of interest income earned, but not yet received, on loans held for sale for the three and nine months ended September 30, 2009, respectively, as a result of the placement of these loans on non-accrual status. Our loans held for investment, loans held for sale and loans classified as investments at fair value are diversified over many industries, and, as such, we do not believe we have any significant concentration risk associated with the composition of the loan portfolio.

8. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

        Derivative instruments are carried at fair value as discussed in Note 5. The following table is a summary of our derivative instruments as of September 30, 2010 for our Principal Investing segment:

	Number of Contracts	Notional Amount	Assets	Liabilities	Estimated Net Fair Value
		(In thousands)
Warrants	3	n/a	$9	$—	$9
Embedded Derivative	1	n/a	—	(13,899)	(13,899)

	4	$—	$9	$(13,899)	$(13,890)

n/a—not applicable

        The following table is a summary of our derivative instruments as of September 30, 2010 for our Consolidated Investment Products segment:

	Number of Contracts	Notional Amount	Assets	Liabilities	Estimated Net Fair Value
		(In thousands)
Interest rate swap	1	123,000	$—	$(5,942)	$(5,942)
Warrants	9	n/a	30	—	30

	10	$123,000	$30	$(5,942)	$(5,912)

n/a—not applicable

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        The following table is a summary of the net (gain) loss on derivatives included in net gain (loss) on investments, loans, derivatives and liabilities in the condensed consolidated statements of operations:

	For the three months ended September 30		For the nine months ended September 30,
	2010	2009	2010	2009
	(In thousands)		(In thousands)
Interest rate swaps	$(233)	$(71)	$(802)	$2,696
Credit default swaps	—	—	—	(119)
Interest rate cap	—	1	—	1
Warrants	(17)	13	(60)	(58)
Embedded Derivative	(3,743)	—	(7,010)	—

Net gain (loss) on derivatives	$(3,993)	$(57)	$(7,872)	$2,520

  Interest Rate Swaps

        Historically, in certain circumstances, when a fixed-rate or hybrid adjustable-rate RMBS was funded by a short-term borrowing, our Principal Investing segment entered into interest rate swap agreements that effectively fixed a portion of the borrowing costs for a period close to the anticipated weighted-average life of the fixed-rate portion of the related RMBS. This strategy was designed to protect a portion of our portfolio from increased funding costs due to rising interest rates because the borrowing costs were not fixed for the duration of the fixed-rate period of the related RMBS. We held no interest rate swaps in our Principal Investing Segment as of September 30, 2010, as our remaining interest rate swap matured during the three months ended September 30, 2010.

        With respect to our Consolidated Investment Products segment, interest rate swaps may be entered into by a CDO to protect it from a mismatch between any fixed interest rates on its assets and the floating interest rates on its debt. No interest rate swaps held in the Consolidated Investment Products segment were initiated, terminated or matured during the three or nine months ended September 30, 2010. The weighted average fixed rate payable on the interest rate swap in our Consolidated Investment Products segments as of September 30, 2010 was 5.96%.

  Interest Rate Cap

        Our interest rate cap was structured such that we received payments based on the spread in rates if the three-month London Interbank Offered Rate ("LIBOR") rate increased above a certain contractual rate, and we made payments based on a nominal fixed interest rate. This interest rate cap was entered into to manage interest rate exposure in DFR MM CLO and matured during the three months ended September 30, 2010.

  Embedded Derivative

        Our Convertible Notes contain a conversion feature with certain antidilution provisions that cause the conversion feature to be deemed an embedded derivative instrument. See Note 3 for additional discussion concerning the Convertible Notes and the Embedded Derivative.

  Warrants

        We hold warrants in both our Principal Investing and Consolidated Investment Products segments to purchase equity interests in companies with respect to which we or the CIP CDOs are, or were, also a debt holder. These warrants were typically issued in connection with renegotiations and amendments of the loan agreements related to debt holdings of our Principal Investing and Consolidated Investment Products segments.

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 9. NET GAIN (LOSS) ON INVESTMENTS, LOANS, DERIVATIVES AND LIABILITIES

        The following table is a summary of the components of our net gain (loss) on investments, loans, derivatives and liabilities:

	For the three months ended September 30		For the nine months ended September 30,
	2010	2009	2010	2009
	(In thousands)
Net loss on available-for-sale securities	$—	$—	$—	$(31)
Net gain on investments at fair value	71,189	2,983	100,470	9,294
Net loss on liabilities at fair value	(100,652)	—	(173,706)	—
Net gain on loans	432	539	7,423	31,230
Net gain (loss) on derivatives	(3,993)	(57)	(7,872)	2,520

Net gain (loss) on investments, loans, derivatives and liabilities	$(33,024)	$3,465	$(73,685)	$43,013

10. EQUIPMENT AND IMPROVEMENTS

        On November 27, 2009, we entered into an amendment to our original office lease agreement dated July 11, 2005. Pursuant to the amendment, on April 30, 2010, we relocated to new office space in the same building. The new term of the lease will expire on February 28, 2021. As a result of our relocation, our annual rent expense under the lease will be reduced by approximately $1.3 million. In addition, the letter of credit constituting our security deposit under the lease was reduced from approximately $1.3 million as of December 31, 2009 to approximately $0.5 million as of September 30, 2010.

        In connection with the amendment, we recognized a non-cash acceleration of depreciation and amortization expense related to certain leasehold improvements and equipment on the original premises as a result of a shorter estimated life for the use of those assets. The total impact of the acceleration of the depreciation and amortization expense was approximately $6.9 million, which we expensed ratably from the date the amendment was signed (November 27, 2009) to the date on which we vacated the original premises (April 30, 2010). The impact of the accelerated depreciation for the nine months ended September 30, 2010 was approximately $5.5 million. During the three and nine months ended September 30, 2010, we also invested $0.5 million and $1.8 million, respectively, in additions to leasehold improvements, equipment, and furniture and fixtures related to the new premises.

11. REPURCHASE AGREEMENTS

        Repurchase agreements are short-term borrowings from financial institutions that bear interest at rates that have historically moved in close relationship with one-month, two-month or three-month LIBOR. As of September 30, 2010, we had repurchase agreements outstanding with four counterparties in the amount of $241.3 million with a weighted-average borrowing rate of 0.32% and remaining weighted average maturity of 19 days. During the nine months ended September 30, 2010, repurchase agreement liabilities decreased by $50.1 million, primarily as a result of net RMBS sales and paydowns, which resulted in associated repurchase agreement reductions. As of September 30, 2010, the fair value of securities pledged minus repurchase agreement liabilities and related accrued interest payable was $14.1 million. At September 30, 2010, 68.4% of our repurchase agreement liabilities were concentrated with one counterparty. See Note 12 for additional discussion concerning securities received and pledged as collateral.

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 12. SECURITIES RECEIVED AND PLEDGED AS COLLATERAL

        To the extent that we receive securities as collateral in connection with derivative and repurchase agreement transactions, we are generally permitted to sell or repledge these securities. As of September 30, 2010, we did not have any such securities held as collateral. We also pledge our own assets to collateralize our repurchase agreements and derivative transactions. These owned and pledged securities, where the counterparty has the right by contract or custom to sell or repledge the financial instruments, were approximately $255.4 million as of September 30, 2010 and consisted of securities pledged as initial collateral on repurchase agreements.

13. LONG-TERM DEBT

        The following table summarizes our long-term debt as of September 30, 2010:

	Carrying Value	Current Weighted Average Borrowing Rate	Weighted Average Remaining Maturity
	(In thousands)		(In years)
Recourse:
Trust Preferred Securities	$25,775	3.98%	25.1
March Junior Subordinated Notes	95,000	1.00%	25.1
Convertible Notes(1)	16,660	8.00%	7.2

Total Recourse	137,435	2.41%	22.9

Non-Recourse:
DFR MM CLO(2)	217,296	1.24%	8.8
Consolidated Investment Products(3)	3,574,098	1.03%	8.7

Total Non-Recourse	3,791,394	1.04%	8.7

Total long-term debt	$3,928,829	1.09%	9.2

(1)
The Convertible Notes principal outstanding of $25.0 million is presented net of an $8.3 million discount. The Convertible Notes currently pay interest at the 8.00% stated rate; however, including the discount, the effective rate of interest is 18.14%.

(2)
Excludes $19.0 million of DFR MM CLO debt that is owned by us and eliminated upon consolidation. Had this debt been included, the weighted-average borrowing rate would have been 1.50% as of September 30, 2010.

(3)
Long-term debt of the CIP CDOs is recorded at fair value. This includes the fair value of the preference shares issued by the CIP CDOs in the carrying value. However, the preference shares do not have a stated interest rate and are therefore excluded from the calculation of the weighted average borrowing rate. The par value of the CIP CDOs long-term debt (including preference shares) was $4.2 billion.

Recourse Debt

        Recourse debt refers to debt where the lenders have recourse to our unencumbered assets to satisfy our obligations under such debt.

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Junior Subordinated Notes and Trust Preferred Securities

        On March 4, 2010, we entered into an exchange agreement with the holders of our trust preferred securities to exchange $95.0 million of the $120.0 million aggregate outstanding principal amount of trust preferred securities previously issued by our three wholly-owned indirect subsidiaries, Deerfield Capital Trust I, Deerfield Capital Trust II and Deerfield Capital Trust III, for $95.0 million aggregate principal amount of junior subordinated notes (the "March Junior Subordinated Notes") issued by us (the "Trust Preferred Exchange"). The Trust Preferred Exchange was completed on March 4, 2010. In connection with the Trust Preferred Exchange, $2.9 million of equity securities in the entities established in connection with the issuance of the exchanged trust preferred securities and previously included in long-term debt were cancelled. On October 20, 2010, the remaining $25.0 million in principal amount of trust preferred securities issued by Deerfield Capital Trust I was redeemed-in-kind for $25.0 million in principal amount of junior subordinated notes ("October Junior Subordinated Notes") in the Trust Preferred Redemption-in-Kind described in Note 20. Following the redemption-in-kind, we no longer have any trust preferred securities outstanding.

        The March Junior Subordinated Notes are governed by a junior subordinated indenture (the "March Note Indenture"), dated March 4, 2010, between us and The Bank of New York Mellon Trust Company, National Association, as trustee. Pursuant to the March Note Indenture, the March Junior Subordinated Notes bear interest at a fixed rate of 1.00% per annum from the date of issuance through April 30, 2015 as a result of the CNCIM Acquisition and the related strategic transactions, which collectively qualified as a Credit Enhancing Transaction (as defined in the March Note Indenture). Thereafter, the March Junior Subordinated Notes will be subject to a variable interest rate equal to LIBOR plus 2.58% per annum, until maturity on October 30, 2035. The covenants contained in the March Note Indenture are substantially less restrictive than the covenants contained in the indentures governing the trust preferred securities.

        The March Note Indenture contains certain restrictive covenants including (i) a covenant that requires all asset management activities to be conducted by DFR and its subsidiaries, and which permits us to sell equity and material assets of DCM only if all asset management fees and proceeds from equity and asset sales are subject to the limits on restricted payments set forth in the March Note Indenture, (ii) a debt covenant that permits DFR and DCM to incur indebtedness only if the proceeds of such indebtedness are subject to the limits on restricted payments set forth in the March Note Indenture and (iii) a restricted payments covenant that restricts our ability to pay dividends or make distributions in respect of our equity securities, subject to a number of exceptions and conditions.

Convertible Notes

        See the "The Convertible Notes Agreement and Issuance of the Conversion Shares" discussion in Note 3 for a description of the Convertible Notes.

        The Convertible Notes Agreement contains events of default customary for agreements of its type (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to us and our material subsidiaries, all outstanding Convertible Notes will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, then the holders of at least 33 1/3% in principal amount of the then outstanding Convertible Notes may declare all of the outstanding Convertible Notes to be due and payable immediately.

        The Convertible Notes Agreement contains customary covenants including (i) that we will not, and will not permit any of our subsidiaries to, incur any indebtedness that is contractually subordinated in right of payment to other indebtedness of ours unless such indebtedness is also contractually subordinated in right of payment to the Convertible Notes on substantially similar terms; (ii) that we will not consolidate or merge with or into another person or sell, transfer or otherwise dispose of all or

33

substantially all of our assets to another person unless certain conditions are satisfied; (iii) that, upon a change of control, we will offer to repurchase all or any part of the Convertible Notes of each holder of Convertible Notes at a purchase price in cash equal to 100% of the aggregate principal amount of the Convertible Notes repurchased, plus accrued and unpaid interest; and (iv) that we will use commercially reasonable efforts to keep the Conversion Shares listed on the NASDAQ Stock Market or another securities exchange on which our common stock is listed or quoted.

Senior Notes

        We used the proceeds of the issuance of the Convertible Notes together with other available funds to complete the Senior Notes Discharge on June 9, 2010 as discussed in Note 3. We recorded a $17.4 million gain on the condensed consolidated statements of operations related to the Senior Notes Discharge.

Non-Recourse Debt

        Non-recourse debt refers to debt where the lenders have recourse only to specific assets pledged as collateral to the lenders, such as the debt issued by the CIP CDOs and DFR MM CLO. The lenders of non-recourse debt have no recourse to our general assets. None of our non-recourse debt is subject to potential margin calls for additional pledges of cash or assets.

DFR MM CLO

        The carrying value of the assets held in DFR MM CLO, which are the only assets to which DFR MM CLO's debt holders have recourse for repayment, was $286.8 million as of September 30, 2010.

Consolidated Investment Products

        During the three and nine months ended September 30, 2010, the CIP CDOs paid down $18.7 million and $124.3 million, respectively, of their outstanding debt. The carrying value of the assets held in the CIP CDOs, which are the only assets to which the CIP CDO debt holders have recourse for repayment, was $4.1 billion as of September 30, 2010.

14. STOCKHOLDERS' EQUITY

  Common Stock

        On June 9, 2010, we issued 4,545,455 shares of common stock to Bounty in connection with the CNCIM Acquisition as discussed in Note 3. In addition, the Convertible Notes issued to Bounty are convertible into 4,132,231 shares of common stock (as such amount may be adjusted in certain events or increased in connection with the payment of PIK interest at an initial conversion price of $6.05 per share, subject to adjustment).

  Performance Shares

        During the nine months ended September 30, 2010, we granted 11,111 restricted stock units (the "Performance Shares") to each of the eight non-employee directors of our Board as a component of their compensation. We recorded $0.4 million in expense within other general and administrative expense on the condensed consolidated statement of operations during the nine months ended September 30, 2010 related to these grants. Each of the Performance Shares represents the right to receive one share of our common stock on June 16, 2013, subject to forfeiture and acceleration upon the occurrence of certain specified events. The number of Performance Shares granted to each non-employee director is subject to adjustment for dividends or other distributions paid between June 16, 2010 and June 16, 2013 and may also be adjusted, as determined by the Board, in connection

34

with any stock dividends, stock splits, subdivisions or consolidations of shares (including reverse stock splits) or similar changes in our capitalization.

        The following table summarizes our Performance Shares activity for the nine months ended September 30, 2010:

Performance shares as of January 1, 2010	308,164
Granted	88,888

Performance shares as of September 30, 2010	397,052

  Restricted Stock Grants

        As of January 1, 2010, we had one nonvested restricted stock grant outstanding related to 433 shares of our common stock. All of the 433 shares associated with the restricted stock grant vested during the nine months ended September 30, 2010, and we no longer have any outstanding restricted stock grants.

  Warrants

        On April 14, 2009, we announced the formation of DPLC, our investment venture with Pegasus. In connection with the formation of DPLC, we issued to Pegasus Deerfield, an affiliate of Pegasus, (i) a five-year warrant to purchase 2,500,000 shares of our common stock at an exercise price of $4.25 per share ("Warrant A") and (ii) a five-year warrant to purchase 500,000 shares of our common stock at an exercise price of $10.00 per share ("Warrant B" and, together with Warrant A, the "Warrants"). On March 21, 2010, we entered into the Termination Agreement with the Pegasus Parties, the Deerfield Parties and Jonathan Trutter, our CEO, pursuant to which, among other things, the Deerfield Parties and the Pegasus Parties agreed to cancel the Warrants. We also granted certain of the Pegasus Parties and their affiliates the DPLC Restructuring Warrants, which are fully vested warrants to purchase 250,000 shares of our common stock at an exercise price of $4.25 per share. For the nine months ended September 30, 2010, we recognized $0.5 million of warrant expense related to the DPLC Restructuring Warrants in other general and administrative expense in the condensed consolidated statement of operations. See Note 3 for more details regarding the DPLC Restructuring.

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 15. COMPUTATION OF NET INCOME (LOSS) PER SHARE

        The following table presents the calculation of basic and diluted net income (loss) per share:

	For the three months ended September 30		For the nine months ended September 30,
	2010	2009	2010	2009
	(In thousands, except per share data)		(In thousands, except per share data)
Net income (loss)	$(12,016)	$1,924	$(7,930)	$63,369
Net (income) loss attributable to noncontrolling interest and Consolidated investment Products	3,997	(108)	17,631	2,852

Net income (loss) attributable to Deerfield Capital Corp.	$(8,019)	$1,816	$9,701	$66,221

Weighted average shares used in basic calculation	11,398	6,763	8,699	6,732

Diluive effect of:
Warrants	—	—	41	—

Weighted average shares used in diluted calculation	11,398	6,763	8,740	6,732

Net income attributable to Deerfield Capital Corp. per share—basic	$(0.70)	$0.27	$1.12	$9.84

Net income attributable to Deerfield Capital Corp. per share—diluted	$(0.70)	$0.27	$1.11	$9.84

        For the three and nine months ended September 30, 2010, the 4,132,231 Conversion Shares related to the Convertible Notes were excluded from the calculation of diluted net income (loss) per share because their effect was anti-dilutive under the if-converted method. For the three months ended September 30, 2010, the 250,000 DPLC Restructuring Warrants issued and vested on March 22, 2010 in connection with the Termination Agreement were excluded from the calculation of diluted net income (loss) per share because their effect was anti-dilutive under the treasury stock method. For the nine months ended September 30, 2010, the 250,000 DPLC Restructuring Warrants were included in the calculation of diluted net income (loss) per share because there effect was dilutive under the treasury stock method.

        For the three and nine months ended September 30, 2010 and 2009, Performance Shares were included in the weighted average shares calculations. For the three and nine months ended September 30, 2009, restricted stock grants for 433 shares of our common stock were not included in the calculation of diluted net income (loss) per share because their effect was anti-dilutive under the treasury stock method.

16. INCOME TAXES

        We record deferred income taxes in accordance with ASC Topic 740—Income Taxes ("ASC Topic 740"). We record deferred tax assets and liabilities for the future tax consequences attributable to differences between the GAAP carrying amounts and their respective income tax bases. As required by ASC Topic 740, we evaluated the likelihood of realizing tax benefits in future periods, which requires the recognition of a valuation allowance to reduce any deferred tax assets to an amount that is more likely than not to be realized. As of September 30, 2010, we continued to record a full valuation allowance on our net deferred tax asset. Accordingly, as of September 30, 2010, we have recognized a gross deferred tax asset of $77.5 million, a deferred tax liability of $8.0 million and a valuation allowance for deferred tax assets in the amount of $69.5 million.

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        Under ASC Topic 740, we are required to identify and consider all available evidence, both positive and negative, in determining whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. We will continue to reassess our ability to recognize additional deferred tax assets, and if management concludes, after evaluation of all positive and negative evidence, that realization of the deferred tax asset is more likely than not, then we will remove some or all of the valuation allowance and recognize a deferred tax asset at that time, which will impact our recorded income tax expense or benefit on the condensed consolidated statements of operations.

        The issuance of the Acquisition Shares resulted in an ownership change as defined in Sections 382 and 383 of the Internal Revenue Code of 1986, as amended (the "Ownership Change"). As a result of the occurrence of the Ownership Change, our ability to use our net operating losses ("NOLs"), net capital losses ("NCLs") and certain recognized built-in losses to reduce our taxable income in future years is generally limited to an annual amount (the "Section 382 Limitation") equal to the fair market value of our common stock immediately prior to the Ownership Change, subject to certain adjustments, multiplied by the long-term tax-exempt interest rate, which for the month of June was 4.01%. NOLs and NCLs that exceed the Section 382 Limitation in any year will continue to be allowed as carryforwards for the remainder of the carryforward period; however, if the carryforward period for any NOL or NCL expires before that loss is fully utilized, the unused portion will provide no future benefit.

        For periods prior to the Ownership Change, the utilization of NOLs and NCLs resulted in no provision for federal or state income taxes. Because of the Ownership Change and Section 382 Limitation, we no longer can offset all of our federal taxable income with our NOLs and NCLs; therefore, we are required to pay current federal taxes on our net taxable income. As we continue to record a full valuation allowance on our net deferred tax assets, the provision for income taxes of $1.7 million for the three and nine months ended September 30, 2010 represents our current liability for federal income taxes. Our state NOLs and NCLs are not subject to the Section 382 Limitation, which means that our state NOLs and NCLs are able to offset our state net taxable income, and, as such, we have recorded no state income tax expense for the three and nine months ended September 30, 2010.

17. SEGMENT REPORTING

        Our business consists of three reportable segments: Investment Management, Principal Investing and Consolidated Investment Products. We evaluate the performance of our Investment Management and Principal Investing segments ("DFR Operations") based on segment results, expenses and revenues. We separately evaluate our Consolidated Investment Products segment based on its results, expenses and revenues, as our Consolidated Investment Products segment consists exclusively of the CIP CDOs. The results for all segments also include direct and allocated expenses and revenues. The following table provides a breakdown of our condensed consolidated statements of operations into segment-based components. DFR Operations for the three and nine months ended September 30, 2010 is comparable to our consolidated GAAP results for periods prior to January 1, 2010.

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        The following summarizes the financial information concerning our reportable segments (as described in Note 1):

	For the three months ended September 30, 2010
	DFR Operations
	Investment Management(1)	Principal Investing(1)	Total DFR Operations	Consolidated Investment Products	Eliminations		Consolidated DFR
	(In thousands)
Interest income	$(202)	$7,369	$7,167	$42,276	$(117	)(2)	$49,326
Interest expense	91	2,320	2,411	10,263	140	(2)	12,814

Net interest income (expense)	(293)	5,049	4,756	32,013	(257)		36,512
Provision for loan losses	—	3,105	3,105	—	—		3,105

Net interest income (expense) after provision for loan losses	(293)	1,944	1,651	32,013	(257)		33,407
Investment advisory fees	6,780	—	6,780	—	(4,402	)(3)	2,378

Total net revenues	$6,487	$1,944	$8,431	$32,013	$(4,659)		$35,785
Depreciation and amortization	$1,931	$—	$1,931	$—	$—		$1,931
Income tax expense	$—	$1,699	$1,699	$—	$—		$1,699
Net loss	$(3,511)	$(3,644)	$(7,155)	$(4,096)	$(765	)(4)	$(12,016)

	For the three months ended September 30, 2009
	DFR Operations
	Investment Management(1)	Principal Investing(1)	Consolidated DFR
	(In thousands)
Interest income	$10	$10,829	$10,839
Interest expense	1,191	2,675	3,866

Net interest income (expense)	(1,181)	8,154	6,973
Provision for loan losses	—	4,226	4,226

Net interest income (expense) after provision for loan losses	(1,181)	3,928	2,747
Investment advisory fees	3,949	—	3,949

Total net revenues	$2,768	$3,928	$6,696
Depreciation and amortization	$1,630	$—	$1,630
Income tax expense	$—	$75	$75
Net income (loss)	$(2,457)	$4,381	$1,924

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	For the nine months ended September 30, 2010
	DFR Operations
	Investment Management(1)	Principal Investing(1)	Total DFR Operations	Consolidated Investment Products	Eliminations		Consolidated DFR
	(In thousands)
Interest income	$12	$23,455	$23,467	$94,985	$(441	)(2)	$118,011
Interest expense	2,329	5,700	8,029	20,935	(184	)(2)	28,780

Net interest income (expense)	(2,317)	17,755	15,438	74,050	(257)		89,231
Provision for loan losses	—	7,582	7,582	—	—		7,582

Net interest income (expense) after provision for loan losses	(2,317)	10,173	7,856	74,050	(257)		81,649
Investment advisory fees	20,327	—	20,327	—	(11,271	)(3)	9,056

Total net revenues	$18,010	$10,173	$28,183	$74,050	$(11,528)		$90,705
Depreciation and amortization	$10,694	$—	$10,694	$—	$—		$10,694
Income tax expense	$2	$1,699	$1,701	$—	$—		$1,701
Net income (loss)	$7,665	$3,423	$11,088	$(18,253)	$(765	)(4)	$(7,930)

As of September 30, 2010
(In thousands)
Identifiable assets	$54,608	$615,239	$669,847	$4,088,180	$(9,738	)(5)	$4,748,289

	For the nine months ended September 30, 2009
	DFR Operations
	Investment Management(1)	Principal Investing(1)	Consolidated DFR
	(In thousands)
Interest income	$72	$38,647	$38,719
Interest expense	3,849	12,682	16,531

Net interest income (expense)	(3,777)	25,965	22,188
Provision for loan losses	—	15,452	15,452

Net interest income (expense) after provision for loan losses	(3,777)	10,513	6,736
Investment advisory fees	12,695	—	12,695

Total net revenues	$8,918	$10,513	$19,431
Depreciation and amortization	$4,894	$—	$4,894
Income tax expense	$28	$225	$253
Net income (loss)	$(9,245)	$72,614	$63,369

As of September 30, 2009
(In thousands)
Identifiable assets	$47,652	$692,480	$740,132

(1)
Excludes intercompany investment advisory fee revenues of our Investment Management segment and corresponding intercompany management fee expense of our Principal Investing segment related to the management agreement between the two segments of $0.8 million and $2.1 million for the three and nine months ended September 30, 2010,

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  respectively, and $1.3 million and $4.2 million for the three and nine months ended September 30, 2009, respectively.

(2)
Primarily represents interest income earned by our Principal Investing segment on its investments in our Consolidated Investment Products segment debt and the corresponding interest expense recorded in our Consolidated Investment Products segment.

(3)
Primarily represents fees charged to our Consolidated Investment Products segment by our Investment Management segment for investment advisory services.

(4)
Primarily represents distributions received by our Principal Investing segment on its investments in our Consolidated Investment Products preference shares.

(5)
Primarily represents the elimination of Investment Management segment and Principal Investing segment investments in CIP CDOs of $8.3 million and the receivable for fees charged to our Consolidated Investment Products segment by our Investment Management segment of $1.4 million.

        Our Principal Investing segment results of operations include the financial results of DFR MM CLO and DPLC for the three and nine months ended September 30, 2010 and 2009.

18. SALE OF RPM

        On September 30, 2010, we sold the portfolio management product known as Return Profile Management ("RPM") and ceased management of our separately managed accounts related to the RPM strategy. As a result of the sale, during the three months ended September 30, 2010, we recognized a loss in the form of an impairment charge of $2.4 million on the intangible assets associated with the asset management contracts for the separately managed accounts.

19. COMMITMENTS AND CONTINGENCIES

  Legal Proceedings

        As previously reported, in connection with the investigation by the SEC of certain mortgage securities transactions effected by DCM on behalf of DFR in 2005 and 2006, and the accounting for those transactions, DFR received a "Wells notice" from the staff of the SEC on June 7, 2010 stating that the staff will recommend that the SEC bring an enforcement proceeding against DFR for possible violations of certain securities laws. On July 16, 2010, DFR submitted a response to the "Wells notice" presenting its position on the issues raised in the "Wells notice" and requesting that the SEC reject the staff's recommendation that it bring an enforcement proceeding against DFR. The SEC has not yet determined whether it will commence enforcement proceedings against DFR.

        As a result of the SEC's investigation, DFR determined that it was appropriate to establish a reserve of $1.3 million as of June 30, 2010 which is included in other, net in the condensed consolidated statements of operations, which represents its current best estimate of the probable loss associated with DFR's resolution of this matter with the SEC. There can be, however, no assurance that the amount reserved will be sufficient, and DFR cannot predict when or how this matter will be resolved.

        In the ordinary course of business, we may be subject to legal and regulatory proceedings that are generally incidental to our ongoing operations. While there can be no assurance of the ultimate disposition of such proceedings, we do not believe their disposition will have a material adverse effect on our condensed consolidated financial statements.

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 20. SUBSEQUENT EVENTS

        On October 20, 2010, we redeemed-in-kind the $25.0 million of aggregate outstanding principal amount of trust preferred securities issued in 2005 by Deerfield Capital Trust I for $25.0 million in aggregate principal of October Junior Subordinated Notes (the "Trust Preferred Redemption-in-Kind"). In connection with the Trust Preferred Redemption-in-Kind, $0.8 million of equity securities in Deerfield Capital Trust I which are included in long-term debt were cancelled. Following the Trust Preferred Redemption-in-Kind, we no longer have any trust preferred securities outstanding.

        The October Junior Subordinated Notes we issued in connection with the Trust Preferred Redemption-in-Kind are governed by a junior subordinated indenture (the "October Note Indenture"), dated October 20, 2010, between us and The Bank of New York Mellon Trust Company, National Association, as trustee. Consistent with the terms of the trust preferred securities that were redeemed, the October Junior Subordinated Notes bear interest at an annual rate of LIBOR plus 3.50% and mature on October 30, 2035. With the exception of the interest rate, the terms of the October Junior Subordinated Notes are substantially similar to those of the March Junior Subordinated Notes issued on March 4, 2010 as part of the Trust Preferred Exchange. The covenants contained in both the March Note Indenture and the October Note Indenture are substantially less restrictive than the covenants contained in the indentures governing the trust preferred securities.

        There have been no other significant subsequent events since September 30, 2010 that require adjustment to or additional disclosure in these financial statements.

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ITEM 2.    MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        You should read the following discussion together with our condensed consolidated financial statements and notes thereto included in "Part I—Item 1. Financial Statements" of this Quarterly Report on Form 10-Q (the "Quarterly Report"). Unless otherwise noted or the context otherwise requires, we refer to Deerfield Capital Corp. as "DFR," to DFR and its subsidiaries as "we," "us," "our" or "our company," to Deerfield & Company LLC, one of our indirect wholly-owned subsidiaries, as "Deerfield" and to Deerfield Capital Management LLC, another of our indirect wholly-owned subsidiaries, as "DCM."

Overview

        We are a Maryland corporation with an Investment Management segment that manages approximately $9.6 billion of client assets as of October 1, 2010, including bank loans and other corporate debt, residential mortgage-backed securities ("RMBS"), government securities and asset-backed securities ("ABS"). Certain of these client assets, which we are required to consolidate, constitute our Consolidated Investment Products segment. In addition, through our Principal Investing segment, we manage our own assets, which are comprised primarily of fixed income investments, including bank loans and other corporate debt and Agency RMBS (as defined below), and totaled $535.0 million as of September 30, 2010.

Our Business

        We have three business segments: Investment Management, Principal Investing and Consolidated Investment Products. Our Investment Management segment earns investment advisory fees for managing investment accounts, including collateralized debt obligations ("CDOs") and other investment vehicles. We are required to consolidate 11 of the CDOs managed by our Investment Management segment because we are deemed to be the primary beneficiary of these variable interest entities. These 11 CDOs (the "CIP CDOs") constitute our Consolidated Investment Products segment. Our Principal Investing segment maintains an investment portfolio comprised primarily of bank loans and other corporate debt and Agency RMBS (as defined below).

  Investment Management Segment

        Our Investment Management segment is operated through DCM and its wholly-owned subsidiary, Columbus Nova Credit Investments Management LLC ("CNCIM"). Unless otherwise noted or the context otherwise requires, references to DCM's investment management activities include the activities of CNCIM. Through our Investment Management segment, we manage investment accounts for various types of clients, including CDOs and other investment vehicles. These clients are collective investment vehicles that pool the capital contributions of multiple investors, which are typically institutional investors. We specialize in managing fixed income investments, including corporate debt, RMBS, government securities and ABS.

        Our primary source of revenue from our Investment Management segment is the investment advisory fees paid by the accounts we manage. These fees typically consist of management fees based on the account's assets and, in some cases, performance fees based on the profits we generate for the account.

  Principal Investing Segment

        Our Principal Investing segment manages our own assets, which are comprised primarily of fixed income investments, including bank loans and other corporate debt and Agency RMBS. We refer to our investments in senior secured loans (first lien and second lien term loans), senior subordinated debt

42

facilities and other junior securities as "Corporate Loans." "Agency RMBS" are RMBS backed by mortgage loans and guaranteed as to principal and interest by either federally chartered entities or the U.S. government.

        Income from our Principal Investing segment is influenced by four factors: (i) the difference between the interest income we earn on our investment portfolio and the cost of our borrowings net of hedges, if any, (ii) the net recognized gains and losses, if any, on our investment portfolio, (iii) provision for loan losses, if any, and (iv) the volume or aggregate amount of such investments. We use leverage to seek to enhance our returns, which can also magnify losses.

  Consolidated Investment Products Segment

        Our Consolidated Investment Products segment consists of the CIP CDOs, which we are required to consolidate pursuant to the amendments to the consolidation guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 810—Consolidation ("ASC Topic 810"), as amended by Accounting Standards Update 2009-17, which became effective January 1, 2010. The assets of the CIP CDOs are held solely as collateral to satisfy the obligations of the CIP CDOs. We have no right to the benefits from, nor do we bear the risks associated with, the assets held by the CIP CDOs, beyond our minimal direct investments and beneficial interests in, and management fees generated from, the CIP CDOs. If DFR were to liquidate, the assets of the CIP CDOs would not be available to our general creditors, and as a result, we do not consider them our assets. Additionally, the investors in the CIP CDOs have no recourse to the general credit of DFR for the debt issued by the CIP CDOs. Therefore, this debt is not our obligation. See Notes 2, 4, 5, 8, 13 and 17 to the condensed consolidated financial statements for disclosures related to our Consolidated Investment Products segment.

Market and Economic Conditions

        During the three and nine months ended September 30, 2010, the corporate credit markets, including the loan market, improved markedly as evidenced by continued price appreciation and decreasing default rates. The weighted average bid price for loans in the S&P/LSTA Loan Index rose from 87.4% at December 31, 2009 to 89.6% at June 30, 2010 and 91.6% at September 30, 2010. The trailing 12-month loan default rate, as reported by JP Morgan, decreased from 9.6% at January 2010 to 3.9% at September 2010. A significant portion of our Investment Management segment revenues come from managing collateralized loan obligations ("CLOs"). Increases in the prices of the loans underlying those CLOs and decreased default rates have the effect of improving the CLOs' compliance with their overcollateralization and other tests, which increases the likelihood that we will receive subordinated management fees on a current basis from those CLOs.

        Through our Principal Investing segment, we invest in Agency RMBS on a leveraged basis. Beginning in early 2009, the Federal Reserve implemented historic plans to purchase $1.25 trillion of Agency RMBS during the year. In addition, in February 2010, Fannie Mae and Freddie Mac announced plans to buyout substantially all significantly delinquent loans from the RMBS pools that they guarantee. As a result of these buyouts, the Agency RMBS market experienced a sustained period of higher than normal prepayment rates from March to July of 2010. Following the completion of the Federal Reserve purchase program on March 31, 2010, there was a great deal of concern in the market as to whether there would be sufficient private demand to maintain the prices realized during the implementation of this repurchase program. However, despite subsequent events such as the Eurozone crisis, a rumored government sponsored national refinance program and looming uncertainty about the future of the government sponsored enterprises, prices in the Agency RMBS market have remained stable.

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Summary of Results of Operations and Financial Condition

        Net loss attributable to DFR for the three months ended September 30, 2010 totaled $8.0 million, or $0.70 loss per diluted common share, compared to net income attributable to DFR of $1.8 million, or $0.27 per diluted common share, for the same period in 2009. The majority of the 2010 net loss was attributable to non-cash items, including, a $3.7 million unrealized loss on the conversion feature of our senior subordinated convertible notes primarily resulting from share price appreciation during the quarter and a $2.4 million impairment charge on intangible assets associated with the sale of a non-core portfolio management product. Additionally, we recorded $1.7 million of income tax expense in the 2010 quarter.

        When we analyze our financial results, we focus on the combined results of our Investment Management and Principal Investing segments ("DFR Operations"). While we are required to include our Consolidated Investment Products segment in our consolidated GAAP results, this segment does not have any economic impact on our operations beyond the investment advisory fees we earn on the CIP CDOs and the gains (losses) on our minimal direct investments in the CIP CDOs, which are eliminated upon consolidation. See "Results of Operations" below for a reconciliation of DFR Operations results to our consolidated GAAP results, as well as a detailed discussion of results of operations by segment.

  Results of DFR Operations

        During the three months ended September 30, 2010, net revenues were $8.4 million, a net increase of $1.7 million, or 25.4 percent, as compared to the same period in 2009. This significant improvement is the result of a $2.8 million increase in investment advisory fees and a $1.1 million decrease in the provision for loan losses, partially offset by a $2.2 million decrease in net interest income.

        Investment advisory fees were $6.8 million for the three months ended September 30, 2010, an increase of $2.8 million, or 70.0 percent, as compared to the same period in 2009. The increase in investment advisory fees is primarily attributable to an increase in subordinated management fees, as most of the CLOs that we manage have resumed current payment of subordinated management fees and begun to pay previously deferred subordinated management fees. Furthermore, on June 9, 2010, we acquired all of the outstanding equity interests of CNCIM (the "CNCIM Acquisition"), which contributed investment advisory fees of $1.6 million during the period.

        Net interest income was $4.8 million for the three months ended September 30, 2010, a decline of $2.2 million, or 31.4 percent, as compared to the same period in 2009. This decline is primarily the result of declines in net interest income on our RMBS portfolio and DFR Middle Market CLO Ltd. ("DFR MM CLO"), partially offset by interest expense savings on our long-term debt.

        Expenses were $12.4 million for the three months ended September 30, 2010, an increase of $4.7 million, or 61.0 percent, as compared to the same period in 2009. The increase was primarily driven by $2.4 million of impairment charges on intangible assets associated with the sale of a non-core portfolio management product during the period and a $1.9 million increase in compensation and benefits.

        Net other income (expense) and gain (loss) was a net loss of $1.5 million for the three months ended September 30, 2010, a decrease of $4.5 million, or 150.0 percent, as compared to the same period in 2009. This decrease is primarily related to $3.7 million of unrealized losses on the quarterly valuation of the conversion feature of the senior subordinated convertible notes (the "Convertible Notes") that we issued in connection with the CNCIM Acquisition, which we determined was an embedded derivative instrument (the "Embedded Derivative"). These unrealized losses primarily resulted from share price appreciation during the quarter. We record the unrealized losses on the Embedded Derivative within net other income (expense) and gain (loss).

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  Assets Under Management

        As of October 1, 2010, our assets under management ("AUM") totaled approximately $9.6 billion, primarily held in 31 CDOs.

  Principal Investing Portfolio

        The Principal Investing segment's total invested assets decreased by $58.6 million, or 9.9 percent, to $535.0 million as of September 30, 2010, as compared to $593.6 million as of December 31, 2009. The decrease was primarily attributable to a reduction in our RMBS portfolio of $50.6 million as a result of paydowns and opportunistic sales.

Our Strategy

        Our growth strategy centers on four areas: (i) the acquisition of existing CDO contracts from other managers, (ii) the internal development of new product offerings relying on existing capabilities, (iii) the introduction of new products resulting from acquisitions of and ventures with external managers and (iv) the creation of new CLOs as the market environment improves and the economics for new issuances become attractive to investors.

        Consistent with our strategy, we acquired CNCIM, an investment manager with four CLOs under management (the "CNCIM CLOs") on June 9, 2010. In addition, in prior years, we acquired the management contracts for Robeco CDO II Limited and Mayfair Euro CDO I B.V. We are also focused on growing our Investment Management segment by launching new investment products that we believe will diversify our revenue streams and take advantage of our core competencies of credit analysis and asset management. We intend to make investments in certain of these new investment products. We believe that the growth of fee-based income through the management of alternative investment products will provide the most attractive risk-adjusted return on capital.

        We are also focused on managing our Principal Investing segment by opportunistically redeploying our capital into other fee-based strategies. In the near term, we expect to continue to hold our RMBS portfolio both for the income it provides and as a source of liquidity.

Strategic Transactions

        On June 9, 2010, we completed the CNCIM Acquisition and several other strategic transactions which provided a significant increase in our AUM and our investment advisory fee income, eliminated our near-term debt maturities, reduced our total debt and removed a number of restrictive debt covenants to which we were subject. We believe these transactions will result in opportunities for us to grow both organically and via acquisitions that may not have otherwise been available to us. See Note 3 to the condensed consolidated financial statements for a description of these strategic transactions.

Recent Developments

        On October 20, 2010, we redeemed-in-kind $25.0 million of aggregate outstanding principal amount of trust preferred securities issued in 2005 by Deerfield Capital Trust I for $25.0 million in aggregate principal of junior subordinated notes. The covenants contained in the indentures governing the junior subordinated notes are substantially less restrictive than the covenants contained in the indentures governing the trust preferred securities. See Note 20 to the condensed consolidated financial statements for a detailed description of the in-kind redemption.

Changes in Financial Condition

        Effective January 1, 2010, we consolidated seven CDOs into our condensed consolidated financial statements and created our Consolidated Investment Products segment. As a result of the CNCIM

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Acquisition, the four CNCIM CLOs are now also consolidated into our condensed consolidated financial statements. As of September 30, 2010 the Consolidated Investment Products segment represents $4.1 billion of non-recourse assets and $3.7 billion of non-recourse liabilities. See Note 4 to our condensed consolidated financial statements for a description of the Consolidated Investment Products segment.

        During the nine months ended September 30, 2010, our financial condition improved primarily as a result of the CNCIM Acquisition and related strategic transactions. We issued 4.5 million shares of our common stock in connection with the CNCIM Acquisition. This acquisition also requires us to make deferred payments to the seller of $7.5 million, payable in five equal annual installments beginning on December 9, 2010. Additionally, we issued $25.0 million in principal amount of Convertible Notes and used the proceeds, along with available cash, to extinguish $73.9 million in principal amount of the Series A and B Senior Secured Notes issued by Deerfield (the "Senior Notes") for $55.0 million (the "Senior Notes Discharge"). Further, we exchanged $95.0 million in principal amount of our variable interest rate trust preferred securities for $95.0 million in principal amount of junior subordinated notes (the "March Junior Subordinated Notes") which bear interest at a fixed rate of 1% per annum through April 30, 2015 and thereafter will be subject to a variable interest rate equal to LIBOR plus 2.58% per annum (the "Trust Preferred Exchange"). In addition, we reduced our RMBS portfolio, through paydowns and opportunistic sales, by $50.6 million to $254.5 million as of September 30, 2010.

Results of Operations

        The following tables present the consolidation of our Investment Management and Principal Investing segments into DFR Operations and the consolidation of DFR Operations and our Consolidated Investment Products segment into our condensed consolidated statements of operations. DFR Operations for the three and nine months ended September 30, 2010 are comparable to our consolidated results for periods prior to January 1, 2010.

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 DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES
SEGMENT CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three months ended September 30, 2010
	DFR Operations
				Consolidated Investment Products Segment
	Investment Management Segment(1)	Principal Investing Segment(1)(2)	Total DFR Operations		Elimination	Consolidated DFR
	(In thousands, except share and per share amounts)
Revenues
Interest income	$(202)	$7,369	$7,167	$42,276	$(117)	$49,326
Interest expense	91	2,320	2,411	10,263	140	12,814

Net interest income	(293)	5,049	4,756	32,013	(257)	36,512
Provision for loan losses	—	3,105	3,105	—	—	3,105

Net interest income (expense) after provision for loan losses	(293)	1,944	1,651	32,013	(257)	33,407
Investment advisory fees	6,780	—	6,780	—	(4,402)	2,378

Total net revenues	6,487	1,944	8,431	32,013	(4,659)	35,785

Total expenses	10,374	2,048	12,422	5,222	(4,402)	13,242
Net other income (expense) and gain (loss)	376	(1,841)	(1,465)	(30,887)	(508)	(32,860)

Loss before income tax expense	(3,511)	(1,945)	(5,456)	(4,096)	(765)	(10,317)
Income tax expense	—	1,699	1,699	—	—	1,699

Net loss	(3,511)	(3,644)	(7,155)	(4,096)	(765)	(12,016)
Net (income) loss attributable to noncontrolling interest and Consolidated Investment Products	—	(99)	(99)	4,096	—	3,997

Net loss attributable to Deerfield Capital Corp.	$(3,511)	$(3,743)	$(7,254)	$—	$(765)	$(8,019)

	Three months ended September 30, 2009
	DFR Operations
	Investment Management Segment(1)	Principal Investing Segment(1)(2)	Consolidated DFR
	(In thousands, except share and per share amounts)
Revenues
Interest income	$10	$10,829	$10,839
Interest expense	1,191	2,675	3,866

Net interest income	(1,181)	8,154	6,973
Provision for loan losses	—	4,226	4,226

Net interest income (expense) after provision for loan losses	(1,181)	3,928	2,747
Investment advisory fees	3,949	—	3,949

Total net revenues	2,768	3,928	6,696

Total expenses	5,706	2,013	7,719
Net other income (expense) and gain (loss)	481	2,541	3,022

Income (loss) before income tax expense	(2,457)	4,456	1,999
Income tax expense	—	75	75

Net income (loss)	(2,457)	4,381	1,924
Net income attributable to noncontrolling interest	—	(108)	(108)

Net income (loss) attributable to Deerfield Capital Corp.	$(2,457)	$4,273	$1,816

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 DEERFIELD CAPITAL CORP. AND ITS SUBSIDIARIES
SEGMENT CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)

	Nine months ended September 30, 2010
	DFR Operations
				Consolidated Investment Products Segment
	Investment Management Segment(1)	Principal Investing Segment(1)(2)	Total DFR Operations		Elimination	Consolidated DFR
	(In thousands, except share and per share amounts)
Revenues
Interest income	$12	$23,455	$23,467	$94,985	$(441)	$118,011
Interest expense	2,329	5,700	8,029	20,935	(184)	28,780

Net interest income	(2,317)	17,755	15,438	74,050	(257)	89,231
Provision for loan losses	—	7,582	7,582	—	—	7,582

Net interest income (expense) after provision for loan losses	(2,317)	10,173	7,856	74,050	(257)	81,649
Investment advisory fees	20,327	—	20,327	—	(11,271)	9,056

Total net revenues	18,010	10,173	28,183	74,050	(11,528)	90,705

Total expenses	27,493	7,428	34,921	13,285	(11,271)	36,935
Net other income (expense) and gain (loss)	17,150	2,377	19,527	(79,018)	(508)	(59,999)

Income (loss) before income tax expense	7,667	5,122	12,789	(18,253)	(765)	(6,229)
Income tax expense	2	1,699	1,701	—	—	1,701

Net income (loss)	7,665	3,423	11,088	(18,253)	(765)	(7,930)
Net (income) loss attributable to noncontrolling interest and Consolidated Investment Products	—	(622)	(622)	18,253	—	17,631

Net income attributable to Deerfield Capital Corp.	$7,665	$2,801	$10,466	$—	$(765)	$9,701

	Nine months ended September 30, 2009
	DFR Operations
	Investment Management Segment(1)	Principal Investing Segment(1)(2)	Consolidated DFR
	(In thousands, except share and per share amounts)
Revenues
Interest income	$72	$38,647	$38,719
Interest expense	3,849	12,682	16,531

Net interest income	(3,777)	25,965	22,188
Provision for loan losses	—	15,452	15,452

Net interest income (expense) after provision for loan losses	(3,777)	10,513	6,736
Investment advisory fees	12,695	—	12,695

Total net revenues	8,918	10,513	19,431

Total expenses	18,395	9,638	28,033
Net other income (expense) and gain (loss)	260	71,964	72,224

Income (loss) before income tax expense	(9,217)	72,839	63,622
Income tax expense	28	225	253

Net income (loss)	(9,245)	72,614	63,369
Net loss attributable to noncontrolling interest	—	2,852	2,852

Net income (loss) attributable to Deerfield Capital Corp.	$(9,245)	$75,466	$66,221

(1)
Excludes intercompany investment advisory fee revenues of our Investment Management segment and corresponding intercompany management fee expense of our Principal Investing segment related to the management agreement between the two segments of $0.8 million and $2.1 million for the three and nine months ended September 30, 2010, respectively, and $1.3 million and $4.2 million for the three and nine months ended September 30, 2009, respectively.

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(2)
Our Principal Investing segment results of operations include the financial results of DFR MM CLO and Deerfield Pegasus Loan Capital LP ("DPLC") for the three and nine months ended September 30, 2010 and September 30, 2009. Our Principal Investing segment results of operations also include the financial results of Market Square CLO Ltd. ("Market Square CLO") through June 30, 2009, when we sold all of our preference shares in Market Square CLO to an unrelated third party in exchange for an upfront payment and a delayed purchase price in the form of a right to receive a portion of the future distributions on the preference shares. As a result of the sale, we deconsolidated Market Square CLO. We are, however, deemed to retain a beneficial interest in the preference shares of Market Square CLO as a result of the delayed purchase price, and as of January 1, 2010, the amendments to ASC Topic 810 required us to again consolidate Market Square CLO as a part of our Consolidated Investment Products segment.

        On a consolidated basis, DFR recorded net loss attributable to DFR of $8.0 million and net income attributable to DFR of $9.7 million, during the three and nine months ended September 30, 2010, respectively, as compared to net income attributable to DFR of $1.8 million and $66.2 million for the same periods in 2009, respectively. On a consolidated basis, DFR diluted net loss of $0.70 per share and diluted net income of $1.11 per share for the three and nine months ended September 30, 2010, respectively, as compared to diluted net income per share of $0.27 and $9.84 for the same periods in 2009, respectively.

        During the three months ended September 30, 2010, DFR Operations experienced an increase in net revenues of $1.7 million as compared to the same period in 2009. This increase was primarily the result of a $2.8 million increase in investment advisory fees and a $1.1 million reduction in provision for loan losses, partially offset by a $2.2 million decrease in net interest income. During the nine months ended September 30, 2010, DFR Operations experienced an increase in net revenues of $8.8 million as compared to the same period in 2009. This increase was primarily the result of a $7.6 million increase in investment advisory fees and a $7.9 million reduction in provision for loan losses, partially offset by a $6.7 million decrease in net interest income.

        The increases in DFR Operations investment advisory fee income for the three and nine months ended September 30, 2010 are primarily the result of increases in CLO investment advisory fees as most of the CLOs we manage have resumed current payment of subordinated management fees and have begun to pay deferred subordinated management fees during the periods and the addition of investment advisory fees related to the CNCIM CLOs. The decreases in net interest income were primarily driven by the deconsolidation of Market Square CLO Ltd. ("Market Square CLO") as of June 30, 2009 and decreases in net interest income on our RMBS portfolio and DFR MM CLO, partially offset by interest expense savings on our long-term debt.

        During the three months ended September 30, 2010, DFR Operations total expenses increased by $4.7 million as compared to the same period in 2009. The increase was primarily the result of a $2.4 million of impairment charges on intangible assets associated with a non-core portfolio management product sold during the period and a $1.9 million increase in compensation and benefits.

        During the nine months ended September 30, 2010, DFR Operations total expenses increased by $6.9 million as compared to the same period in 2009. This increase is primarily the result of a $5.8 million increase in depreciation and amortization, a $2.4 million increase in impairment of intangible assets, a $1.5 million increase in professional services expenses and $1.4 million increase in compensation and benefits, partially offset by declines in other general and administrative expenses of $2.7 million and occupancy costs of $0.5 million. The increase in depreciation and amortization is primarily the result of accelerated depreciation and amortization in connection with abandoning the equipment and leasehold improvements associated with our old lease. The impairment charges on intangible assets are associated with a portfolio management product sold during the period. The increase in professional services expenses is primarily a result of increased legal fees related to our previously disclosed Securities and Exchange Commission ("SEC") investigation. The decrease in other general and administrative expenses is primarily the result of $3.3 million in one-time Deerfield Pegasus Loan Capital LP ("DPLC") structuring and organizational expenses incurred during the nine months ended September 30, 2009, partially offset by $0.5 million increase in expense we incurred during the nine months ended September 30, 2010 to grant warrants to purchase an aggregate of 250,000 shares of

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our common stock at an exercise price of $4.25 per share as part of the termination agreement associated with DPLC (the "DPLC Restructuring Warrants"). The decline in occupancy costs is the result of our office lease amendment.

        During the three and nine months ended September 30, 2010, DFR Operations net other income (expense) and gain (loss) declined by $4.5 million and $52.7 million, respectively. The decline during the three months ended September 30, 2010, as compared to the same period in 2009, is primarily the result of unrealized losses on the Embedded Derivative related to the Convertible Notes of $3.7 million. The decline during the nine months ended September 30, 2010, as compared to the same period in 2009, was primarily driven by effects of the deconsolidation of Market Square CLO on June 30, 2009. During the nine months ended September 30, 2009, we recorded a net gain on the deconsolidation of Market Square CLO of $29.6 million and net gains on our loan portfolio (primarily attributable to net gains on loans held in Market Square CLO) of $31.2 million. During the nine months ended September 30, 2010, we recorded unrealized losses of $7.0 million on the Embedded Derivative related to the Convertible Notes and incurred strategic transactions expenses of $4.0 million. Strategic transactions expenses were primarily comprised of legal fees, investment banking fees and compensation. These declines were partially offset by a $17.4 million gain on the Senior Notes Discharge during the nine months ended September 30, 2010.

        During the three and nine months ended September 30, 2010, DFR Operations recorded income tax expense of $1.7 million. For the period from January 1, 2008 through June 9, 2010, we did not pay significant corporate income taxes as a result of net operating losses and net capital losses incurred primarily in 2008. As a result of the CNCIM Acquisition, our ability to use these net operating losses and net capital losses to offset our federal taxable income has been significantly reduced. As we continue to record a full valuation allowance on our net deferred tax assets, the provision for income taxes represents our current liability for federal income taxes.

Core Earnings

        We believe that core earnings, a non-GAAP financial measure, is a useful metric for evaluating and analyzing our performance. The calculation of core earnings, which we use to compare our own financial results from period to period, eliminates the impact of certain non-cash items, non-recurring items, special charges, essentially all components of net other income (expense) and gain (loss) and the provision for income tax from net income (loss), the most comparable GAAP financial measure. The core earnings provided herein may not be comparable to similar measures presented by other companies, as it is a non-GAAP financial measure and may therefore be defined differently by other companies. Core earnings includes the earnings from DFR MM CLO for both the three and nine months ended September 30, 2010 and September 30, 2009, and Market Square CLO, until we sold all of our preference shares in and deconsolidated Market Square CLO as of June 30, 2009, but is not necessarily indicative of cash flows received from DFR MM CLO and Market Square CLO.

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        The table below provides a reconciliation between net income (loss) and core earnings:

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
	(In thousands, except share and per share amounts)
Net income (loss)	$(12,016)	$1,924	$(7,930)	$63,369
Adjusting items:
Provision for loan losses	3,105	4,226	7,582	15,452
Depreciation and amortization	1,931	1,630	10,694	4,894
Impairment of intangible assets	2,398	—	2,566	126
Net other income (expense) and gain (loss)(1)	33,826	(3,022)	60,965	(72,224)
Income tax expense	1,699	75	1,701	253
Noncontrolling interest and Consolidated Investment Products core earnings(2)	(26,860)	379	(61,164)	3,676
Consolidated Investment Products net interest income elimination(3)	257	—	257	—
Warrant expense	—	—	529	—
Cost savings initiatives	—	11	—	236

Core earnings	$4,340	$5,223	$15,200	$15,782

Core earnings per share—diluted	$0.33	$0.77	$1.53	$2.34
Weighted-average number of shares outstanding—diluted(4)	15,587,264	6,763,088	10,465,791	6,732,272

(1)
Core earnings for the three and nine months ended September 30, 2010, includes net other income (expense) and gain (loss) related to certain short-term corporate debt trading strategies, but excludes all other components of net other income (expense) and gain (loss), which includes gains (losses) related to all other investing strategies.

(2)
Noncontrolling interest and Consolidated Investment Products core earnings is comprised of (i) the portion of net interest income and expenses of DPLC that are attributable to third party investors in DPLC, calculated using each investor's ownership percentage in DPLC during the measurement period, and (ii) the portion of net interest income and expenses of the CIP CDOs that are consolidated but are attributable to third party investors in the CIP CDOs.

(3)
Primarily represents interest income earned by our Principal Investing segment on its investments in our Consolidated Investment Products segment debt partially offset by the corresponding interest expense recorded in our Consolidated Investment Products segment.

(4)
For the three and nine months ended September 30, 2010, we utilized the fully-diluted share number of 15,587,264 and 10,465,791, respectively, in the computation of the diluted core earnings per share, which includes the dilutive impact of the DPLC Restructuring Warrants and the Convertible Notes. In addition, tax-effected interest expense on the Convertible Notes of $0.8 million was added back to core earnings for the three and nine months ended September 30, 2010 to calculate diluted earnings per share under the if-converted method.

Results of Operations by Segment

  Investment Management Segment

  AUM

        Our primary source of revenue from our Investment Management segment is the investment advisory fees paid by the accounts we manage. These fees typically consist of management fees based

51

on the account's assets and, in some cases, performance fees based on the profits we generate for the account.

        The following table summarizes the AUM for each of our product categories:

	As of October 1, 2010
	Number of Accounts	AUM
		(In thousands)
CDOs(1):
CLOs	16	$5,546,053
Asset-backed securities	11	3,462,755
Corporate bonds	4	549,360

Total CDOs	31	9,558,168
Other investment vehicle(2)	1	5,986

Total AUM(3)		$9,564,154

(1)
CDO AUM numbers generally reflect the aggregate principal or notional balance of the collateral and, in some cases, the cash balance held by the CDOs and are as of the date of the last trustee report received for each CDO prior to October 1, 2010. The AUM for our Euro-denominated CDOs has been converted into U.S. dollars using the spot rate of exchange as of the respective AUM date.

(2)
Other investment vehicle AUM represents the AUM of DPLC.

(3)
Included in Total AUM for October 1, 2010 is $273.6 million related to DFR MM CLO. DCM manages DFR MM CLO but is not contractually entitled to receive any management fees therefrom for so long as all of the preference shares issued by DFR MM CLO are held by Deerfield Capital LLC ("DC LLC") or an affiliate thereof.

  Net Revenues

  Investment Advisory Fees

        For the three months ended September 30, 2010 and 2009, investment advisory fees were $6.8 million and $3.9 million, respectively, on a segment basis, and $2.4 million and $3.9 million, respectively, on a consolidated basis due to the $4.4 million of fees earned by our Investment Management segment from our Consolidated Investment Products segment for the three months ended September 30, 2010, which were eliminated upon consolidation. For the nine months ended September 30, 2010 and 2009, investment advisory fees were $20.3 million and $12.7 million, respectively, on a segment basis, and $9.1 million and $12.7 million, respectively, on a consolidated basis due to the $11.2 million of fees earned by our Investment Management segment from our Consolidated Investment Products segment for the nine months ended September 30, 2010, which were eliminated upon consolidation. Our investment advisory fee revenue during the periods presented was generated by our management of CDOs and separately managed accounts. The following discussion further analyzes and explains changes in our CDO investment advisory fees.

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  CDO Investment Advisory Fees

        The following table summarizes the investment advisory fee revenues from the CDOs we manage:

	Three months ended September 30,					Nine months ended September 30,
					Variance 2010 vs. 2009					Variance 2010 vs. 2009
	2010		2009			2010		2009
	(In thousands)
Senior Management Fees:
CLOs	$2,541		$1,900		$641	$6,037		$4,953		$1,084
ABS	590		782		(192)	2,003		2,594		(591)
Corporate Bonds	351		412		(61)	1,089		1,377		(288)

Total Senior Mangement Fees	3,482		3,094		388	9,129		8,924		205

Subordinated Management Fees:
CLOs	2,594		441		2,153	6,066		1,945		4,121
ABS	—		—		—	27		152		(125)
Corporate Bonds	—		—		—	255		272		(17)

Total Subordinated Mangement Fees	2,594		441		2,153	6,348		2,369		3,979

Performance Fees(1):
CLOs	450	(2)	67	(2)	383	4,205	(2)	239	(2)	3,966
ABS	—		—		—	—		—		—
Corporate Bonds	60	(3)	—		60	60	(3)	225	(3)	(165)

Total Performance Fees	510		67		443	4,265		464		3,801

Total CDO Advisory Fees:
CLOs	5,585		2,408		3,177	16,308		7,137		9,171
ABS	590		782		(192)	2,030		2,746		(716)
Corporate Bonds	411		412		(1)	1,404		1,874		(470)

Total CDO Advisory Fees	$6,586		$3,602		$2,984	$19,742		$11,757		$7,985

(1)
Performance fees are generally earned after certain investors' returns exceed a specified internal rate of return. For purposes of this table, and in accordance with our accounting policies, we also classify any previously deferred senior or subordinated management fees that are subsequently paid as performance fees.

(2)
Performance fees on CLOs for the three and nine months ended September 30, 2010 and 2009 represent previously deferred subordinated management fees.

(3)
Performance fees on corporate bond CDOs primarily represent fees related to a previously liquidated corporate bond CDO.

        CLO investment advisory fee revenue increased by $3.2 million and $9.2 million for the three and nine months ended September 30, 2010, respectively, as compared to the same periods in 2009. The increase in CLO investment advisory fee revenue for the three and nine months ended September 30, 2010, compared to the same periods in 2009, is primarily based on increases in subordinated management fees of $2.2 million and $4.1 million, respectively, as certain of the CLOs we manage have resumed current payment of subordinated management fees, and an increase in the receipt of deferred subordinated management fees of $0.4 million and $4.0 million, respectively. In addition, the CNCIM CLOs contributed $0.9 million and $1.1 million to senior management fees during the three and nine months ended September 30, 2010, respectively, and $0.7 million to subordinated management fees during the three and nine months ended September 30, 2010.

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        Subordinated management fees may be deferred if, among other things, overcollateralization tests and other structural provisions built into the CDOs divert cash flows to the prepayment of the debt securities issued by the CDOs. We expect a portion of subordinated management fees for the CLOs we manage to continue to be deferred in the near term. As a result of improvement in market conditions and effective portfolio management, most of the CLOs we manage have returned to compliance with their overcollateralization tests, and we have begun to recoup some of our deferred subordinated management fees from those CLOs and expect those CLOs to pay future subordinated management fees on a current basis. With continued improvement in market conditions and ongoing effective portfolio management, we expect most of our other CLOs to return to compliance with their overcollateralization tests, and, subject to the satisfaction of certain other conditions, we would expect to recoup substantially all of our deferred subordinated management fees from those CLOs and to receive future subordinated management fees on a current basis. As of September 30, 2010, unrecognized deferred subordinated management fees related to the CLOs we manage totaled approximately $6.9 million.

        ABS CDO revenue decreased by $0.2 million and $0.7 million, respectively, for the three and nine months ended September 30, 2010, as compared to the same periods in 2009. This decrease is primarily based on declines in senior management fees of $0.2 million and $0.6 million for the three and nine months ended September 30, 2010, respectively, resulting from declines in AUM in our ABS CDOs. We expect our ABS CDO AUM and management fees to continue to decline as a result of both the diversion of cash flows to repay the debt securities issued by those CDOs based on continued noncompliance with overcollateralization tests and other structural provisions and additional defaults and ratings downgrades with respect to the underlying collateral in those CDOs.

        Corporate Bond CDO revenue remained flat for the three months ended September 30, 2010, and declined by $0.5 million for the nine months ended September 30, 2010, as compared to the same periods in 2009, primarily based on declines in senior management fees of $0.1 million and $0.3 million, respectively. The decline in senior fees is primarily due to a decline in AUM on our Corporate Bond CDOs as a result of paydowns or maturities of the underlying collateral in those CDOs.

  Interest Expense

        Primarily as a result of the Senior Notes Discharge, our Investment Management segment interest expense declined by $1.1 million and $1.5 million for the three and nine months ended September 30, 2010, as compared to the same periods in 2009, respectively.

  Expenses

        The following table summarizes our Investment Management segment expenses for the periods presented:

	Three months ended September 30,			Nine months ended September 30,
			Variance 2010 vs. 2009			Variance 2010 vs. 2009
	2010	2009		2010	2009
	(In thousands)
Compensation and benefits	$4,490	$2,637	$1,853	$10,408	$9,020	$1,388
Professional services	618	272	346	926	508	418
Insurance expense	85	97	(12)	269	291	(22)
Other general and administrative expenses	434	449	(15)	1,336	1,502	(166)
Depreciation and amortization	1,931	1,630	301	10,694	4,894	5,800
Occupancy	418	610	(192)	1,294	1,818	(524)
Cost savings initiatives	—	11	(11)	—	236	(236)
Impairment of intangible assets	2,398	—	2,398	2,566	126	2,440

Total Investment Management segment expenses	$10,374	$5,706	$4,668	$27,493	$18,395	$9,098

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        The increase in expenses of $4.7 million for the three months ended September 30, 2010, as compared to the same period in 2009, was primarily attributable to a $2.4 million increase in impairment of intangible assets and a $1.9 million increase in compensation and benefits.

        The increase in expenses of $9.1 million for the nine months ended September 30, 2010, as compared to the same period in 2009, was primarily attributable to a $5.8 million increase in depreciation and amortization, a $2.4 million increase in impairment of intangible assets, a $1.4 million increase in compensation and benefits and a $0.4 million increase in professional services, partially offset by a $0.5 million decrease in occupancy costs.

        On November 27, 2009, we entered into an amendment to our original office lease agreement dated July 11, 2005. Pursuant to the amendment, on April 30, 2010, we relocated to a new space in the same building. The new term of the lease will expire on February 28, 2021. As a result of our relocation, our annual rent expense under the lease will be reduced by approximately $1.3 million. During the three and nine months ended September 30, 2010, occupancy costs were reduced by $0.2 million and $0.5 million, respectively, as compared to the same periods in 2009, primarily as a result of the amendment.

        In connection with the amendment, we recognized a non-cash acceleration of depreciation and amortization expense related to certain leasehold improvements and equipment on the original premises as a result of a shorter estimated life for the use of those assets. The total impact of the acceleration of the depreciation and amortization expense is approximately $6.9 million, which we expensed ratably from the date the amendment was signed (November 27, 2009) to the date on which we vacated the original premises (April 30, 2010). The impact of the accelerated depreciation for the nine months ended September 30, 2010 was $5.5 million.

        On September 30, 2010, we sold the non-core portfolio management product known as Return Profile Management ("RPM") and ceased management of our separately managed accounts related to the RPM strategy. As a result of the sale, during the three months ended September 30, 2010, we recognized a loss in the form of an impairment charge of $2.4 million on the intangible assets associated with the asset management contracts for the separately managed accounts. In addition, during the nine months ended September 30, 2010, we recorded $0.2 million of impairment charges on the intangible assets associated with the management contract for Oceanview CBO I, Ltd., as DCM is no longer the manager of this CDO.

  Other Income (Expense) and Gain (Loss)

        During the nine months ended September 30, 2010, other income (expense) and gain (loss) for our Investment Management segment included a $17.4 million gain related to the Senior Notes Discharge.

Principal Investing Segment

  Principal Investing Portfolio

        Income from our Principal Investing segment is primarily composed of interest income and net recognized gains and losses on our investment portfolio.

55

        The following table is a summary of our Principal Investing segment investment portfolio by asset class:

Security Description	Investments at Fair Value	Other Investments	Loans Held For Sale(1)	Loans Held For Investment	Total
	(In thousands)
RMBS	$254,538	$—	$—	$—	$254,538
Corporate loans:
Loans held in DFR MM CLO(2)	—	—	—	267,881	267,881
Other corporate leveraged loans	—	—	72	—	72
Loans held in DPLC	3,292	—	—	—	3,292
Commercial real estate loans(3)	—	—	—	350	350
Corporate bonds held in DFR MM CLO	6,003	—	—	—	6,003
Equity securities	—	1,412	—	—	1,412
Other investments(4)	10,539	—	—	—	10,539

Total invested assets	$274,372	$1,412	$72	268,231	544,087

Allowance for loan losses				(9,102)	(9,102)

				$259,129	$534,985

(1)
Carrying value of loans held for sale is lower of cost or estimated fair value.

(2)
Loans held in DFR MM CLO are reported gross of $8.8 million of allowance for loan losses as of September 30, 2010

(3)
Commercial real estate loans are reported gross of $0.3 million of allowance for loan losses as of September 30, 2010.

(4)
Other investments include $7.2 million of investments and beneficial interests in the CIP CDOs, which are eliminated upon consolidation.

  Net Revenues

        Our Principal Investing segment revenues represent the difference between the interest income we earn on our investment portfolio and the cost of our borrowings, net of hedges, if any. We also recognize the impact of our provision for loan losses on our Principal Investing segment revenues.

        The following table summarizes our Principal Investing segment interest income:

	Three months ended September 30,			Nine months ended September 30,
			Variance 2010 vs. 2009			Variance 2010 vs. 2009
	2010	2009		2010	2009
	(In thousands)
RMBS	$2,145	$3,848	$(1,703)	$6,172	$12,568	$(6,396)
Corporate Loans:
Loans held in DFR MM CLO	4,753	5,950	(1,197)	16,034	17,996	(1,962)
Loans held in the Wachovia Facility	—	40	(40)	—	1,236	(1,236)
Other corporate leveraged loans	103	272	(169)	181	255	(74)
Corporate bonds held in DFR MM CLO	136	—	136	216	—	216
Assets held in Market Square CLO	—	—	—	—	6,073	(6,073)
Assets held in DPLC	96	162	(66)	449	197	252
Commercial real estate loans and securities	5	—	5	74	(88)	162
Other investments	131	557	(426)	329	410	(81)

Total interest income	$7,369	$10,829	$(3,460)	$23,455	$38,647	$(15,192)

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        Interest income decreased by $3.5 million for the three months ended September 30, 2010, as compared to the same period in 2009. This decrease was primarily comprised of a $1.7 million reduction in interest income earned on our RMBS portfolio and a $1.4 million reduction of interest earned on Corporate Loans. Interest income decreased by $15.2 million for the nine months ended September 30, 2010, as compared to the same period in 2009. This decrease was primarily comprised of a $6.4 million reduction in interest income earned on our RMBS portfolio, a $6.1 million reduction in interest on assets held in Market Square CLO and a $3.3 million reduction in interest earned on Corporate Loans.

        The $1.7 million and $6.4 million decrease in interest earned on our RMBS portfolio during the three and nine months ended September 30, 2010, as compared to the same periods in 2009, respectively, is primarily the result of increased premium amortization and the acceleration of premium amortization as a result of paydowns, which provided declines in interest income of $1.5 million and $4.8 million during the three and nine months ended September 30, 2010, respectively. In addition, the reduction in the average size of our RMBS portfolio contributed $0.2 million and $1.6 million to the decline in interest income during the three and nine months ended September 30, 2010, as compared to the same periods in 2009, respectively.

        The $1.4 million and $3.3 million decrease in interest income on Corporate Loans for the three and nine months ended September 30, 2010, as compared to the same periods in 2009, respectively, was primarily the result of a reduction in the average size of the DFR MM CLO loan portfolio and the lower interest rate environment, which contributed to declines in interest income of $1.2 million and $2.0 million during the periods, respectively. In addition, the sale of loans previously held in our since dissolved revolving warehouse funding facility with Wachovia Capital Markets, LLC (the "Wachovia Facility"), contributed to a decline in interest income of $1.2 million for the nine months ended September 30, 2010, as compared to the same period in 2009.

        The $6.1 million decrease in interest income earned on assets held in Market Square CLO for the nine months ended September 30, 2010, as compared to the same period in 2009, was directly attributable to the deconsolidation of Market Square CLO as of June 30, 2009.

        The following table summarizes our Principal Investing segment interest expense:

	Three months ended September 30,			Nine months ended September 30,
			Variance 2010 vs. 2009			Variance 2010 vs. 2009
	2010	2009		2010	2009
	(In thousands)
Short-term debt:
Repurchase agreements	$241	$519	$(278)	$695	$1,713	$(1,018)
Hedging activity	—	41	(41)	31	136	(105)

Total short term debt	241	560	(319)	726	1,849	(1,123)

Long-term debt:
Recourse:
Subordinated notes and securities(1)	569	1,268	(699)	2,037	4,274	(2,237)
Convertible notes	769	—	769	957	—	957
Non-Recourse:
DFR MM CLO	741	846	(105)	1,980	3,522	(1,542)
Market Square CLO	—	—	—	—	2,910	(2,910)
Wachovia Facility	—	1	(1)	—	127	(127)

Total long-term debt	2,079	2,115	(36)	4,974	10,833	(5,859)

Total interest expense	$2,320	$2,675	$(355)	$5,700	$12,682	$(6,982)

(1)
Subordinated notes and securities includes interest expense for both our trust preferred securities and our March Junior Subordinated Notes.

57

        The decrease in interest expense of $0.4 million and $7.0 million for the three and nine months ended September 30, 2010, as compared to the same periods in 2009, respectively, was primarily the result of reduced repurchase agreement and long-term debt balances and, to a lesser extent, lower interest rates on our repurchase agreements and our long-term debt. The decrease in both the average outstanding repurchase agreement balance and the weighted average borrowing rate for the three and nine months ended September 30, 2010, as compared to the same periods in 2009, contributed to reductions of $0.3 million and $1.0 million, respectively, in interest expense on repurchase agreements.

        The interest expense related to long-term debt remained flat and decreased by $5.9 million for the three and nine months ended September 30, 2010, as compared to the same periods in 2009, respectively. Subordinated notes and securities provided a $0.7 million and $2.2 million reduction in interest expense for the three and nine months ended September 30, 2010, respectively, as compared to the same periods in 2009. The reduction in interest expense related to the subordinated notes and securities was primarily due to a decrease in the average borrowing rate for the periods. Lower outstanding long-term debt balances and lower interest rates on DFR MM CLO provided a decrease in interest expense of $0.1 million and $1.5 million for the three and nine months ended September 30, 2010, as compared to the same periods in 2009, respectively. In addition, the deconsolidation of Market Square CLO on June 30, 2009 provided a decrease in interest expense of $2.9 million for the nine months ended September 30, 2010, as compared to the same period in 2009. The issuance of the Convertible Notes on June 9, 2010 provided an increase in interest expense of $0.8 million and $1.0 million for the three and nine months ended September 30, 2010, as compared to the same periods in 2009, respectively.

        Interest on subordinated notes and securities will continue to decline as compared to prior periods primarily as a result of the Trust Preferred Exchange and the related issuance of our March Junior Subordinated Notes, which accrue interest at a fixed rate of 1.0% per annum through April 30, 2015. See Note 13 to our condensed consolidated financial statements for further information on the Trust Preferred Exchange and the March Junior Subordinated Notes. Additionally, we expect a further net reduction in DFR Operations' long-term debt interest expense as a result of the Senior Notes Discharge, which eliminated $73.9 million in aggregate principal amount of outstanding debt, although this reduction will be partially offset by an increase in interest expense associated with the issuance of the $25.0 million in aggregate principal amount of Convertible Notes. See Note 3 to our condensed consolidated financial statements for further information on the Senior Notes Discharge and the issuance of the Convertible Notes.

  Provision for Loan Losses

        The following table summarizes our Principal Investing segment provision for loan losses:

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
	(In thousands)
Loans held in DFR MM CLO	$3,105	$4,226	$7,582	$13,866
Commercial real estate loans	—	—	—	1,586

Total provision for loan losses	$3,105	$4,226	$7,582	$15,452

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  Expenses

        The following table summarizes Principal Investing segment expenses for the periods presented:

	Three months ended September 30,			Nine months ended September 30,
			Variance 2010 vs. 2009			Variance 2010 vs. 2009
	2010	2009		2010	2009
	(In thousands)
Professional services	$815	$516	$299	$2,848	$1,798	$1,050
Insurance expense	681	681	—	1,890	2,022	(132)
Other general and administrative expenses	552	479	73	2,690	5,186	(2,496)
Management fee expense to related party(1)	—	337	(337)	—	632	(632)

Total Principal Investing segment expenses	$2,048	$2,013	$35	$7,428	$9,638	$(2,210)

(1)
Management fee expense represents fees charged to the noncontrolling interest investors in DPLC.

        Total Principal Investing segment expenses remained flat for the three months ended September 30, 2010, as compared to the same period in 2009. The increase of $0.3 million in professional services is primarily a result of increased legal fees for the period related to our previously disclosed SEC investigation. The $0.3 million decrease in management fee expense to related party is related to fees charged to the noncontrolling interest investors in DPLC during the three months ended September 30, 2009. Management fees charged to noncontrolling interest investors in DPLC were discontinued effective January 1, 2010.

        The $2.2 million decrease in expenses for the nine months ended September 30, 2010, as compared to the same periods in 2009, is primarily comprised of a $2.5 million decrease in other general and administrative expenses and a $0.6 million decrease in management fee expense to related party, partially offset by a $1.1 million increase in professional services expenses. The $2.5 million decrease in other general and administrative expenses is primarily attributable to $3.3 million in one-time DPLC structuring and organizational expenses incurred during the nine months ended September 30, 2009, partially offset by a $0.5 increase in expense related to the DPLC Restructuring Warrants and a $0.5 million increase in directors' fees. See Note 3 to our condensed consolidated financial statements for further information on the DPLC Restructuring Warrants. The $0.6 million decrease in management fee expense to related party is related to fees charged to the noncontrolling interest investors in DPLC during the nine months ended September 30, 2009. The increase of $1.1 million in professional services is primarily a result of increased legal fees for the period related to our previously disclosed SEC investigation.

59

  Other Income (Expense) and Gain (Loss)

        The following table summarizes our Principal Investing segment other income (expense) and gain (loss) for the periods presented:

	Three months ended September 30,			Nine months ended September 30,
			Variance 2010 vs. 2009			Variance 2010 vs. 2009
	2010	2009		2010	2009
	(In thousands)
Other-than-temporary impairment on available-for-sale securities	$—	$—	$—	$—	$(31)	$31

Net loss on available-for-sale securities	—	—	—	—	(31)	31

Net realized gain (loss) on investments at fair value	(11,288)	2,378	(13,666)	(10,828)	2,030	(12,858)
Net unrealized gain on investments at fair value	12,327	197	12,130	16,537	7,016	9,521

Net gain on investments at fair value	1,039	2,575	(1,536)	5,709	9,046	(3,337)

Net realized gain (loss) on loans	59	708	(649)	206	(6,345)	6,551
Net unrealized gain (loss) on loans	374	(169)	543	7,217	37,575	(30,358)

Net gain on loans	433	539	(106)	7,423	31,230	(23,807)

Net realized loss on derivatives	(227)	(405)	178	(458)	(10,334)	9,876
Net unrealized gain (loss) on derivatives	(3,538)	348	(3,886)	(6,625)	12,854	(19,479)

Net gain (loss) on derivatives	(3,765)	(57)	(3,708)	(7,083)	2,520	(9,603)

Net gain (loss) on investments, loans, derivatives and liabilties	(2,293)	3,057	(5,350)	6,049	42,765	(36,716)

Strategic transactions expenses	—	—	—	(3,167)	—	(3,167)

Net gain on the deconsolidation of Market Square CLO	—	—	—	—	29,551	(29,551)

Other, net	452	(516)	968	(505)	(352)	(153)

Net other income (expense) and gain (loss)	$(1,841)	$2,541	$(4,382)	$2,377	$71,964	$(69,587)

        Net other income (expense) and gain (loss) declined by $4.4 million for the three months ended September 30, 2010, as compared to the same period in 2009. This decline was primarily attributable to a $3.7 million increase in net losses on derivatives. Additionally, the decrease is comprised of a $1.5 million decrease in gains on investments at fair value and a $0.1 million decrease in net gains on loans, partially offset by a $1.0 million variance in other, net.

        Net other income (expense) and gain (loss) declined by $69.6 million for the nine months ended September 30, 2010, as compared to the same period in 2009. This decline was primarily attributable to a $29.6 million net gain on the deconsolidation of Market Square CLO as of June 30, 2009. Additionally, the decrease is comprised of a $23.8 million decrease in net gains on loans, a $9.6 million variance in net losses on derivatives, a $3.2 million increase in strategic transactions expenses, a $3.3 million decrease in gains on investments at fair value and a $0.2 million variance in other, net.

60

        During the three months ended September 30, 2010, the net gains on investments at fair value was primarily the result of $1.1 million in net gains on other investments at fair value, partially offset by $0.1 million in net losses on RMBS. During the nine months ended September 30, 2010, the net gains on investments at fair value was primarily the result of $2.0 million in net gains on RMBS and $2.2 million in net gains on investments and other interests in our CIP CDOs, which are eliminated upon consolidation. The net gains on RMBS were primarily driven by valuation increases on our RMBS portfolio. During the three and nine months ended September 30, 2009, the net gains on investments at fair value of $2.6 million and $9.0 million, respectively, were primarily driven by valuation increases on our RMBS portfolio.

        During the nine months ended September 30, 2010, net gain on loans is primarily comprised of $5.6 million in gains on loans held in DFR MM CLO and $1.8 million in gains on other corporate leveraged loans. The decrease in net gains on loans during the nine months ended September 30, 2010, as compared to the same period in 2009, is primarily attributable to the deconsolidation of Market Square CLO as of June 30, 2009. Loans held in Market Square CLO accounted for $43.1 million in gains on loans during the nine months ended September 30, 2009.

        During the three and nine months ended September 30, 2010, the net loss on derivatives is primarily comprised of unrealized losses on the Embedded Derivative related to the Convertible Notes of $3.7 million and $7.0 million, respectively. See Note 3 to our condensed consolidated financial statements for further information on the Embedded Derivative. For the nine months ended September 30, 2009, the net gain on derivatives is primarily comprised of net gains on interest rate swaps of $2.7 million.

        During the three months ended September 30, 2010, other, net is primarily comprised of $0.4 million in income received related to our beneficial interest in Market Square CLO, which is eliminated upon consolidation. In addition, during the nine months ended September 30, 2010, other, net includes a $1.3 million reserve representing our current best estimate of the probable loss associated with the resolution of the SEC investigation.

  Income Tax Expense

        For the three and nine months ended September 30, 2010, our Principal Investing segment recorded federal income tax expense of $1.7 million. See our discussion of DFR results of operations and Note 16 to our condensed consolidated financial statements for further information concerning income taxes.

Consolidated Investment Products Segment

        Our Consolidated Investment Products Segment was established on January 1, 2010, and, therefore, there is no prior period comparable data. The results of operations include the results for the seven CIP CDOs consolidated January 1, 2010 and the four CNCIM CLOs consolidated effective June 9, 2010.

  Net Revenues

        Our Consolidated Investment Products segment revenues represent the difference between the interest income earned on the assets held by the CIP CDOs and the cost of the borrowings of the CIP CDOs.

        Net interest income for the three months ended September 30, 2010 is primarily composed of $38.4 million of interest income on loans and $3.9 million of interest income on corporate bonds, partially offset by $10.3 million of interest expense on non-recourse long-term debt. Net interest income for the nine months ended September 30, 2010 is primarily composed of $83.1 million of interest

61

income on loans and $11.9 million of interest income on corporate bonds, partially offset by $20.9 million of interest expense on non-recourse long-term debt.

  Other Income (Expense) and Gain (Loss)

        The following table summarizes our Consolidated Investment Products segment other income (expense) and gain (loss) for the three and nine months ended September 30, 2010:

	Three months ended September 30,	Nine months ended September 30,
	2010	2010
	(In thousands)
Net realized gain on investments at fair value	$10,657	$24,976
Net unrealized gain on investments at fair value	61,570	72,220

Net gain on investments investments at fair value	72,227	97,196

Net realized loss on liabilities	(931)	(5,633)
Net unrealized loss on liabilities	(102,114)	(171,041)

Net loss on liabilities	(103,045)	(176,674)

Net realized loss on derivatives	—	(4,710)
Net unrealized gain (loss) on derivatives	(230)	3,919

Net loss on derivatives	(230)	(791)

Net loss on investments, loans, derivatives and liabilties	(31,048)	(80,269)

Other net gain	161	1,251

Net other income (expense) and gain (loss)	$(30,887)	$(79,018)

        We have elected the fair value option for all assets and liabilities of the CIP CDOs. As a result, other income (expense) and gain (loss) for our Consolidated Investment Products segment consists primarily of realized and unrealized gains on investments, derivatives and liabilities. Net gain on investments at fair value consists of net gains and losses on loans, corporate bonds and other investments.

Liquidity and Capital Resources

Cash Flows

        Our operating activities provided cash of $98.5 million for the nine months ended September 30, 2010, Net cash inflows and non-cash adjustments of $257.2 million included a net loss on liabilities at fair value of $173.7 million, net change in operating assets and liabilities of $56.4 million and depreciation and amortization of $10.7 million. Net cash outflows and non-cash adjustments of $158.7 million included net gain on investments at fair value of $100.5 million, net purchases of investments at fair value of $25.0 million and a net gain on the discharge of the Senior Notes of $17.4 million.

        Our investing activities provided cash of $141.7 million for the nine months ended September 30, 2010, primarily from principal receipts and proceeds from the sale of investments at fair value previously classified as available-for-sale of $169.2 million and principal receipts and proceeds from loans held for investment of $125.6 million, partially offset by the origination and purchase of loans held for investment of $121.4 million and changes in restricted cash and cash equivalents of $39.6 million.

62

        Our financing activities used cash of $250.9 million for the nine months ended September 30, 2010, primarily for payments on long-term debt of $179.8 million, net payments on repurchase agreements of $50.1 million and distributions to noncontrolling interest and investors in Consolidated Investment Products of $44.8 million, partially offset by proceeds from the issuance of long-term debt of $25.0 million.

Liquidity

        As of September 30, 2010, unrestricted cash and cash equivalents and unencumbered RMBS totaled $38.1 million. We believe that our current cash and cash equivalents, unencumbered RMBS and net equity in our financed RMBS portfolio, along with cash flows from operations, among other things, are adequate to meet our anticipated long-term liquidity requirements. Net equity in our financed RMBS portfolio, excluding the unencumbered RMBS, totaled $22.1 million at September 30, 2010. In total, we had unrestricted cash and cash equivalents, unencumbered RMBS and net equity in the financed RMBS portfolio of $60.2 million as of September 30, 2010. As of September 30, 2010, the fair value of our Agency RMBS was $254.5 million. We attempt to maintain our leverage related to our RMBS portfolio at a level that we believe ensures that our cash and cash equivalents will be sufficient to satisfy our liquidity requirements.

Other Sources and Uses of Funds

        We may increase our capital resources by issuing securities, including preferred stock, common stock and various forms of debt. The ability to execute these strategies will depend on, among other things, market conditions for capital raises and the investment of any proceeds.

        As we focus on growing our Investment Management segment, we expect to utilize our cash and other sources of liquidity to invest in new investment products and in connection with the acquisition of CDO management contracts and other organic growth initiatives.

  DFR MM CLO

        The economic impact of our investment in DFR MM CLO is determined by the cash flows distributed to us on our investment in $50.0 million of preference shares and $19.0 million of debt issued by DFR MM CLO, subject to diversion of cash flows away from our investments in accordance with its indenture. From the date of our initial investment through September 30, 2010, such distributions have totaled $31.5 million on our preference shares investment and $3.7 million in interest on our debt investment. For the three and nine months ended September 30, 2010, the net income of $1.3 million and $11.9 million, respectively, recorded in our condensed consolidated statements of operations for DFR MM CLO was not indicative of the cash distributions of $0.2 million and $8.1 million for the three and nine months ended September 30, 2010, respectively. These cash distributions included $7.5 million related to our investment in the preference shares for the nine months ended September 30, 2010, and $0.2 million and $0.6 million in interest on our investment in debt for the three and nine months ended September 30, 2010, respectively. We did not receive a cash distribution related to our investment in the preference shares in the third quarter. However, we received a cash distribution of $7.5 million from DFR MM CLO in the fourth quarter, including a $7.3 million cash distribution on our investment in the preference shares and $0.2 million in interest on our investment in debt. While we expect to receive future cash distributions on our investment in the preference shares, it is very difficult to predict the timing and amount of such future cash distributions.

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  Letter of Credit

        Pursuant to the amendment to our lease, the amount of the cash collateralized letter of credit constituting our security deposit under the lease was reduced from approximately $1.3 million to approximately $0.5 million during the nine months ended September 30, 2010.

  Deferred Purchase Payments

        Deferred purchase payments related to the CNCIM Acquisition that aggregate $7.5 million are payable by us in five equal annual payments of $1.5 million beginning on December 9, 2010.

  Debt

        As of September 30, 2010, we had repurchase agreements outstanding with four counterparties in the amount of $241.3 million with a weighted-average borrowing rate of 0.32% and remaining weighted average maturity of 19 days. At September 30, 2010, 68.4% of our repurchase agreement liabilities were concentrated with one counterparty.

        The following table summarizes our long-term debt as of September 30, 2010:

	Carrying Value	Current Weighted Average Borrowing Rate	Weighted Average Remaining Maturity
	(In thousands)		(In years)
Recourse:
Trust Preferred Securities	$25,775	3.98%	25.1
March Junior Subordinated Notes	95,000	1.00%	25.1
Convertible Notes(1)	16,660	8.00%	7.2

Total Recourse	137,435	2.41%	22.9

Non-Recourse:
DFR MM CLO(2)	217,296	1.24%	8.8
Consolidated Investment Products(3)	3,574,098	1.03%	8.7

Total Non-Recourse	3,791,394	1.04%	8.7

Total long-term debt	$3,928,829	1.09%	9.2

(1)
The Convertible Notes principal outstanding of $25.0 million is presented net of an $8.3 million discount. The Convertible Notes currently pay interest at the 8.00% stated rate; however, including the discount, the effective rate of interest is 18.14%.

(2)
Excludes $19.0 million of DFR MM CLO debt that is owned by us and eliminated upon consolidation. Had this debt been included, the weighted-average borrowing rate would have been 1.50% as of September 30, 2010.

(3)
Long-term debt of the CIP CDOs is recorded at fair value. This includes the fair value of the preference shares issued by the CIP CDOs in the carrying value. However, the preference shares do not have a stated interest rate and are therefore excluded from the calculation of the weighted average borrowing rate. The par value of the CIP CDOs long-term debt (including preference shares) was $4.2 billion.

        On March 4, 2010, we entered into an exchange agreement with the holders of our trust preferred securities to exchange $95.0 million of the $120.0 million aggregate outstanding principal amount of

64

trust preferred securities previously issued by our three wholly-owned indirect subsidiaries, Deerfield Capital Trust I, Deerfield Capital Trust II and Deerfield Capital Trust III, for $95.0 million aggregate principal amount of junior subordinated notes issued by us. The exchange was completed on March 4, 2010. On October 20, 2010, we redeemed-in-kind $25.0 million of aggregate outstanding principal amount of trust preferred securities issued in 2005 by Deerfield Capital Trust I for $25.0 million in aggregate principal of junior subordinated notes. Following this redemption-in-kind, we no longer have any trust preferred securities outstanding. See Note 20 to the condensed consolidated financial statements for a detailed description of the in-kind redemption. The covenants contained in the indentures governing the junior subordinated notes are substantially less restrictive than the covenants contained in the indentures governing the trust preferred securities.

        See Notes 11 and 13 to our condensed consolidated financial statements for a discussion of our repurchase agreements and long-term debt (including covenants relating thereto), respectively.

Critical Accounting Policies

        We believe that the critical accounting policies upon which our financial condition and results of operations depend, and which involve the most complex subjective decisions or assessments, are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the SEC on March 23, 2010 (our "2009 10-K"). There have been no material changes to the critical accounting policies disclosed in our 2009 10-K except as indicated below. Our most critical accounting policies involve judgments and estimates that could affect our reported assets and liabilities, as well as our reported revenues and expenses. We believe that all of the judgments and estimates inherent in our financial statements were reasonable, based upon information available to us. We rely on management's experience and analysis of historical and current market data in order to arrive at what we believe to be reasonable estimates. Under varying conditions, we could report materially different amounts arising under these critical accounting policies.

Variable Interest Entities

        ASC Topic 810 generally requires the consolidation of the assets, liabilities and results of operations of a variable interest entity ("VIE") into the financial statements of the enterprise that has a controlling financial interest in the VIE. ASC Topic 810 provides a framework for determining whether an entity should be considered a VIE and evaluated for consolidation. Pursuant to this framework, we consider all parties to determine whether the entity is a VIE and, if so, whether our involvement with the entity results in a variable interest in the entity. If we determine that we do have a variable interest in the entity, we perform an analysis to determine whether we are the primary beneficiary. If we determine that we are the primary beneficiary, we consolidate the VIE into our consolidated financial statements. A company is the primary beneficiary of a VIE if it has a controlling financial interest in the VIE. A company is deemed to have a controlling financial interest in a VIE if it has both (i) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance and (ii) the obligation to absorb the losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

        Other than DFR MM CLO, in which we own all the preference shares, we have a variable interest in each of the CDOs we manage due to the provisions of the management agreements relating to those CDOs. As of September 30, 2010, we had direct investments in certain of those CDOs, which represent a small portion of the total debt and equity issued by the CDOs. Where we have a direct investment, it is typically only in the unrated, junior subordinated tranches of the CDOs. These unrated, junior subordinated tranches, referred to herein as "preference shares," take the form of either subordinated notes or preference shares.

65

        For CDOs, if we are deemed to have the power to direct the activities of the CDO that most significantly impact the CDO's economic performance, and the obligation to absorb losses or the right to receive benefits from the CDO that could potentially be significant to the CDO, then we are deemed to be the CDO's primary beneficiary and are required to consolidate the CDO. Beginning January 1, 2010, we consolidated the CIP CDOs into our Consolidated Investment Products segment. See Note 4 to our condensed consolidated financial statements for additional discussion of our Consolidated Investment Products segment.

        As of September 30, 2010, we have a variable interest in 19 additional CDOs that are not consolidated as part of our Consolidated Investment Products segment as we have determined we are not the primary beneficiary of these VIEs. Our maximum exposure to loss associated with nonconsolidated CDOs is limited to any future management fees. As of September 30, 2010, we have recorded management fee receivables totaling $0.8 million from the unconsolidated CDOs.

Goodwill and Other Intangible Assets

        Goodwill represents the excess cost of a business acquisition over the fair value of the net assets acquired. Intangible assets are comprised of finite-lived and indefinite-lived assets. In accordance with ASC Topic 350—Intangibles—Goodwill and Other ("ASC Topic 350"), indefinite-lived assets and goodwill are not amortized. Finite-lived intangibles are amortized over their expected useful lives. These assets are tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. An impairment charge is recorded if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its fair value.

        Goodwill has been recognized and allocated to our Principal Investing and Investment Management segments as a result of the CNCIM Acquisition. ASC Topic 350 requires, on a reporting unit level, a comparison of the book value of net assets to their estimated fair value. If the fair value is determined to be less than book value, a second step is performed to compute the amount of the impairment. In this process, an implied fair value of goodwill is estimated in the same manner as the amount of goodwill recognized in a business combination. If the carrying amount of the reporting unit exceeds the implied fair value of that goodwill, an impairment loss will be recognized in an amount equal to the excess. The loss recognized cannot exceed the carrying amount of the goodwill.

        Intangible assets associated with investment management contracts identified in the acquisition of a business are capitalized separately from goodwill if the fair value can be measured reliably on initial recognition. If they are finite-lived, they are amortized over their useful lives, either on a straight line basis (intangible assets associated with the acquisition of Deerfield) or based on a ratio of expected discounted cash flows from the contracts (intangible assets associated with the CNCIM Acquisition). We consider our own assumptions about renewal or extension of the term of the arrangement, consistent with the expected use of the asset. A change in the useful life of the asset could have a significant impact on our amortization expense.

        The evaluation of goodwill and intangible assets for impairment requires management to make estimates and exercise significant judgment. As of September 30, 2010, there were no events or changes in circumstances that would indicate that the current carrying amount of goodwill or other intangible assets might be impaired; accordingly, we did not perform interim testing procedures.

66

Recent Accounting Updates

        See Note 2 to our condensed consolidated financial statements for a complete discussion of recent accounting updates.

Off-Balance Sheet Arrangements

        Through our wholly-owned subsidiary, DC LLC, we owned all of the common shares of Deerfield Capital Trust I ("Trust I"). Trust I, a VIE, was formed in September 2005 and issued, in the aggregate, $25.0 million of preferred shares to unaffiliated investors. In connection with this issuance, DC LLC issued junior subordinated debt securities, which we refer to as the trust preferred securities, to Trust I in the aggregate of $25.8 million which were guaranteed by us. The rights of the holders of common shares of Trust I were subordinate to the rights of the holders of preferred shares only in the event of a default. Otherwise, the common stockholders' economic and voting rights rank pari passu with the preferred stockholders. We recorded the investment in the Trust I common shares as other investments at cost and record dividend income upon declaration by the Trust. The junior subordinated debt securities were recorded as long-term debt, and debt issuance costs were deferred in prepaid and other assets in the consolidated balance sheet. Interest on the debt securities and amortization of debt issuance costs were recorded in the consolidated statements of operations as interest expense.

        On October 20, 2010, we redeemed-in-kind the $25.0 million of aggregate outstanding principal amount of trust preferred securities issued in 2005 by Trust I for $25.0 million in aggregate principal amount of junior subordinated notes. In connection with the in-kind redemption, $0.8 million of equity securities in Deerfield Capital Trust I which are included in long-term debt were cancelled. Following the in-kind redemption, we no longer have any trust preferred securities outstanding. See Note 20 to our condensed consolidated financial statements for a complete discussion of the in-kind redemption.

        As of September 30, 2010, we did not maintain any other relationships with unconsolidated entities or financial partnerships, such as entities often referred to as structured finance, special purpose or VIEs, established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes. Further, as of September 30, 2010, we did not guarantee any obligations of unconsolidated entities or entered into any commitment or intent to provide additional funding to any such entities, other than Trust I.

ITEM 4.    CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

        Pursuant to Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we carried out an evaluation, with the participation of our management, including our Chief Executive Officer and our Interim Chief Financial Officer, of the effectiveness of our disclosure controls and procedures (as defined under Rule 13a-15(e) under the Exchange Act), as of the end of the period covered by this Quarterly Report. Based upon that evaluation, our Chief Executive Officer and our Interim Chief Financial Officer concluded that our disclosure controls and procedures are effective.

Change in Internal Control Over Financial Reporting

        There have been no changes in our internal control over financial reporting during the three months ended September 30, 2010 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

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 Inherent Limitations on Effectiveness of Controls

        There are inherent limitations in the effectiveness of any control system, including the potential for human error and the circumvention or overriding of the controls and procedures. Additionally, judgments in decision-making can be faulty and breakdowns can occur because of simple error or mistake. An effective control system can provide only reasonable, not absolute, assurance that the control objectives of the system are adequately met. Accordingly, our management, including our Chief Executive Officer and our Interim Chief Financial Officer do not expect that our control system can prevent or detect all errors or fraud. Finally, projections of any evaluation or assessment of effectiveness of a control system to future periods are subject to the risks that, over time, controls may become inadequate because of changes in an entity's operating environment or deterioration in the degree of compliance with policies or procedures.

PART II. OTHER INFORMATION

ITEM 1A.    RISK FACTORS

        There have been no material changes in our risk factors from those disclosed in "Part I—Item 1A. Risk Factors" of our 2009 10-K and "Part II—Item 1A. Risk Factors" of our Quarterly Report for the quarter ended June 30, 2010.

ITEM 6.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

Exhibit. No.	Description of Exhibit
4.1	Junior Subordinated Indenture dated October 20, 2010 between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee.(1)

**10.1	Asset Purchase Agreement by and between Deerfield Capital Management LLC and Luke D. Knecht, dated September 30, 2010.*
31.1	Certification of Principal Executive Officer Pursuant to Rule 13a-14(a) under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*
31.2	Certification of Principal Financial Officer Pursuant to Rule 13a-14(a) under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*
32.1	Certification of Principal Executive Officer and Principal Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

*
Filed herewith

**
Compensatory plan or arrangement

(1)
Incorporated by reference to our Current Report on Form 8-K filed with the SEC on October 21, 2010.

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 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEERFIELD CAPITAL CORP. (Registrant)
Date: November 15, 2010	By:	/s/ JONATHAN W. TRUTTER Jonathan W. Trutter, Chief Executive Officer and Director (Principal Executive Officer)
Date: November 15, 2010	By:	/s/ KENNETH R. POSNER Kenneth R. Posner, Interim Chief Financial Officer (Principal Financial and Accounting Officer)

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Annex H-3

Columbus Nova Credit Investment
Management, LLC
(A Limited Liability Company)

Report on Financial Statements

Years Ended December 31, 2009, 2008 and 2007

COLUMBUS NOVA CREDIT INVESTMENT MANAGEMENT, LLC
(A Limited Liability Company)

F-1

Report of Independent Public Accountants

To the Members
Columbus Nova Credit Investment Management, LLC

        We have audited the accompanying balance sheets of Columbus Nova Credit Investment Management, LLC as of December 31, 2009, 2008 and 2007, and the related statements of operations and members' equity and cash flows for the years then ended. These financial statements are the responsibility of the management of Columbus Nova Credit Investment Management, LLC. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Columbus Nova Credit Investment Management, LLC as of December 31, 2009, 2008 and 2007, and its results of operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ J.H. Cohn LLP
New York, New York
April 2, 2010

F-2

COLUMBUS NOVA CREDIT INVESTMENT MANAGEMENT, LLC
(A Limited Liability Company)

STATEMENTS OF ASSETS, LIABILITIES AND MEMBERS' EQUITY

DECEMBER 31, 2009, 2008 and 2007

(Dollar Amounts In Thousands)

	2009	2008	2007
ASSETS
Current assets:
Cash and cash equivalents	$317	$51	$95
Management fees and accounts receivable	2,864	1,401	1,336
Due from related party	—	876	—
Other current assets	107	57	236

Total current assets	3,288	2,385	1,667
Equipment and improvements, net	202	352	512
Other assets	116	116	116

Totals	$3,606	$2,853	$2,295

LIABILITIES AND MEMBERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$465	$386	$1,309
Interest payable	—	—	1

Total current liabilities	465	386	1,310
Loan payable to member	—	—	105
Deferred rent	67	99	132

Total liabilities	532	485	1,547
Commitments
Members' equity	3,074	2,368	748

Totals	$3,606	$2,853	$2,295

See Notes to Financial Statements.

F-3

COLUMBUS NOVA CREDIT INVESTMENT MANAGEMENT, LLC
(A Limited Liability Company)

STATEMENTS OF OPERATIONS AND MEMBERS' EQUITY

YEARS ENDED DECEMBER 31, 2009, 2008, 2007

(Dollar Amounts In Thousands)

	2009	2008	2007
Revenues	$7,740	$7,869	$7,983

Operating expenses:
Staff costs	3,830	3,226	4,300
Occupancy costs	155	142	93
Sales and marketing	35	54	74
Management fees	1,990	1,100	76
Depreciation and amortization	151	180	152
General and administrative	502	665	547

Totals	6,663	5,367	5,242

Income from operations	1,077	2,502	2,741

Other income (expense):
Interest income	65	36	42
Interest expense	—	—	(365)

Totals	65	36	(323)

Net income	1,142	2,538	2,418
Members' equity (deficiency), beginning of year	2,368	748	(1,670)
Contributions	500	250	—
Distributions	(936)	(1,168)	—

Members' equity, end of year	$3,074	$2,368	$748

See Notes to Financial Statements.

F-4

COLUMBUS NOVA CREDIT INVESTMENT MANAGEMENT, LLC
(A Limited Liability Company)

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2009, 2008, 2007

(Dollar Amounts In Thousands)

	2009	2008	2007
Operating activities:
Net income	$1,142	$2,538	$2,418
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	150	180	152
Changes in operating assets and liabilities:
Management fees receivable	(1,463)	(65)	(511)
Due from related party	186	(876)	6
Other current assets	(50)	179	(152)
Other assets	—	—	(26)
Accounts payable and accrued expenses	79	(923)	280
Interest payable	—	(1)	(337)
Deferred rent	(32)	(33)	(23)

Net cash provided by operating activities	12	999	1,807

Investing activities—purchase of equipment and improvements	—	(20)	(162)

Financing activities:
Repayment of loans from members, net	—	(105)	(2,895)
Contributions	500	250	—
Distributions	(246)	(1,168)	—

Net cash provided by (used in) financing activities	254	(1,023)	(2,895)

Net increase (decrease) in cash and cash equivalents	266	(44)	(1,250)
Cash and cash equivalents, beginning of year	51	95	1,345

Cash and cash equivalents, end of year	$317	$51	$95

Supplemental disclosure of cash flow information:
Interest paid	$—	$—	$701

Supplemental disclosure of noncash investing and financing activities:
Distribution of related party receivable	$690	$—	$—

See Notes to Financial Statements.

F-5

COLUMBUS NOVA CREDIT INVESTMENT MANAGEMENT, LLC
(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS

(Dollar Amounts In Thousands)

Note 1—Organization and summary of significant accounting policies:

Organization and basis of accounting:

        Columbus Nova Credit Investment Management, LLC ("CNCIM" or the "Company") was formed as a limited liability company in Delaware on January 5, 2006 and has an unlimited life. The Company operates as a Collateralized Debt Obligation ("CDO") manager. As a CDO manager, the Company works with independent and related-party investors to acquire publicly-traded corporate loans, corporate debt and structured product instruments ("Assets") that are held in leveraged special purpose vehicles ("SPVs").

        The Company establishes the SPVs with the intent of achieving a targeted asset size (the "Target"), (generally between $400 million and $600 million). During the initial stages of the SPV (the "Warehouse Period"), the Company arranges short term financing (generally between two to four months) from commercial lending institutions utilizing warehouse lines of credit which account for a significant amount of the investment capital of an SPV. Equity investors (the "Investors") provide the remaining capital. These Investors are in a first-loss position.

        Once the SPV is near or has exceeded the Target, the Company replaces the warehouse line with more permanent financing in the form of public debt (the "Securitization Process"). The Securitization Process involves the Company engaging a securities underwriting firm to market, issue and sell public securities ("CDO Debt") on behalf of the SPV. The proceeds from the sale of the CDO Debt, net of underwriting fees, are used to repay the warehouse line of credit and to pay a management fee to the Company. As part of the Securitization Process, the SPV Investors can convert to CDO equity holders or new Investors can take their place.

        The Company has full discretionary investment authority and is responsible for making specific decisions to purchase or sell assets under its management. As of December 31, 2009, 2008 and 2007, the Company serves as the CDO Manager for four SPVs.

Use of estimates:

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents:

        Cash and cash equivalents include cash in bank accounts and deposits in money market accounts. Cash equivalents are considered to be short-term, highly liquid investments with maturities of three months or less when purchased. At times, such investments may exceed Federally insured limits. CNCIM reduces its exposure to credit risk by maintaining such deposits with major financial institutions and monitoring their credit ratings. As of December 31, 2009, 2008 and 2007, the Company has no cash and cash equivalents in excess of Federally insured limits.

F-6

COLUMBUS NOVA CREDIT INVESTMENT MANAGEMENT, LLC
(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

(Dollar Amounts In Thousands)

Note 1—Organization and summary of significant accounting policies: (Continued)

Equipment and improvements, net:

        Computer equipment, office furniture and equipment and leasehold improvements are stated at cost. Depreciation is primarily computed using straight-line method over the estimated useful lives of the assets. Amortization of leasehold improvements is computed using the straight-line method over the lesser of the estimated useful lives of the assets or the lease terms.

Income taxes:

        The Company is a limited liability corporation and is treated as a partnership for income tax purpose. Because its income or loss is allocated to the individual members for tax reporting purposes, no provision for income taxes was recorded.

        The Company adopted the new accounting for uncertainty in income taxes guidance on January 1, 2009. The adoption of that guidance did not result in the recognition of any unrecognized tax benefits and the Company has no unrecognized tax benefits at December 31, 2009. The Company's U.S. Federal and state income tax returns prior to fiscal year 2006 are closed and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

        The Company recognizes interest and penalties associated with tax matters as operating expenses and includes accrued interest and penalties with accrued expenses in the statements of assets, liabilities and members' equity.

Revenues:

        The Company has an agreement with each SPV to pay the Company, on a quarterly basis, an asset management fee calculated as a percentage of assets under management once the securitization process is complete. In addition, the Company can earn certain additional fees associated with the formation of a CDO.

Subsequent events:

        The Company has evaluated events and transactions for potential recognition or disclosure through April 2, 2010, which is the date the financial statements were available to be issued.

Note 2—Employee benefit plan:

        The Company sponsors a defined contribution 401(k) savings plan for the benefit of its eligible employees (the "Plan"). Contributions to the Plan are made at the discretion of the Company. For the years ended December 31, 2009, 2008 and 2007, contributions to the Plan were $53, $59 and $145, respectively.

Note 3—Lease commitments:

        The Company leases its premises under an operating lease that calls for the payment of fixed monthly rental payments plus its proportionate share of real estate taxes. In addition, the Company has

F-7

COLUMBUS NOVA CREDIT INVESTMENT MANAGEMENT, LLC
(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

(Dollar Amounts In Thousands)

Note 3—Lease commitments: (Continued)

sublet a portion of its facilities to Columbus Nova Real Estate Acquisition Group, LLC ("CRAG"), a related party. The lease and the sublease expire on October 31, 2011. Rent expense and rental income are recognized on a straight-line basis over the terms of the respective leases. Minimum future rental commitments under the noncancelable lease, net of sublease rental income in years subsequent to December 31, 2009 are as follows:

Year Ending December 31,	Lease	Sublease	Net
2010	$199	$(43)	$156
2011	170	(37)	133

Totals	$369	$(80)	$289

        Rent incurred under the noncancelable operating lease, net of rental income for the years ended December 31, 2009, 2008 and 2007 were as follows:

Year Ending December 31,	Expense	Income
2009	$113	$(59)
2008	110	(50)
2007	79	(31)

Note 4—Equipment and improvements, net:

        Equipment and improvements, net of depreciation and amortization, are as follows:

	Useful Life	2009	2008	2007
Computer equipment	3 years	$199	$199	$185
Office furniture and equipment	5 years	264	264	235
Leasehold improvements	5 years	294	294	317

		757	757	737
Less accumulated depreciation and amortization		555	405	225

Totals		$202	$352	$512

        Depreciation and amortization for the years ended December 31, 2009, 2008 and 2007 was $151, $180 and $152, respectively.

Note 5—Other related party transactions:

        The Company has entered into a loan with Bounty Investment, Ltd., ("Bounty") a member, which provides the Company with up to $5.5 million to be used for its working capital needs. The loan bears interest at LIBOR plus 1,000 basis points, is due in January 2013 and can be pre-paid at any time without penalty. There was no balance outstanding as of December 31, 2009 and 2008. As of December 31, 2007, the balance outstanding was $105. Interest expense during the year ended December 31, 2007 was $365.

F-8

COLUMBUS NOVA CREDIT INVESTMENT MANAGEMENT, LLC
(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

(Dollar Amounts In Thousands)

Note 5—Other related party transactions: (Continued)

        In connection with securitizations that occurred during the year ended December 31, 2007, structuring fees aggregating $1,005 were earned and received from Renova U.S. Holding, Ltd. ("RUSH"), a company which generated revenues from securitizations and management fees from SPVs that had previously been entities owned by RUSH.

        The Company has an operating agreement with Renova U.S. Management, LLC ("RUSM") to perform a variety of services for which it pays a management fee. Among the services provided by RUSM to the Company are administration, accounting, legal, treasury management, portfolio administration, due diligence and strategic investment service. The management fee is based on RUSM's operating expenses. For 2009, 2008 and 2007, management fees totaled $1,990, $1,100 and $76, respectively.

        During 2008, the Company advanced $851 to Renova, Inc. pursuant to a loan agreement that bears interest at 8% and matures in December 2012. Interest accrued on the loan was $65 and $25 during the years ended December 31, 2009 and 2008, respectively. During 2009, the Company received payments of $251 and distributed its rights to the remaining balance of $690 to Bounty.

Note 6—Subsequent event:

        Subsequent to year end, Bounty entered into an agreement pursuant to which it agreed to sell all of its equity interests in the Company.

F-9

SPECIAL MEETING OF STOCKHOLDERS OF

DEERFIELD CAPITAL CORP.

[                   ], 2011

PROXY VOTING INSTRUCTIONS

INTERNET— Access “www.voteproxy.com” and follow the on-screen instructions.  Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

COMPANY NUMBER

TELEPHONE— Call toll free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions.  Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

ACCOUNT NUMBER

Vote online/phone until 11:59 PM EST the day before the special meeting.
MAIL— Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON— You may vote your shares of common stock in person by attending the special meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Special Meeting of Stockholders, Proxy Statement and Proxy Card

are available at http:/www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16009

\/ To vote by mail, please detach along the perforated line and mail in the envelope provided. \/

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1.

1.

Proposal to approve (a) the Agreement and Plan of Merger, dated as of December 21, 2010, as it may be amended from time to time, by and among Deerfield Capital Corp., Commercial Industrial Finance Corp., CIFC Parent Holdings LLC, Bulls I Acquisition Corporation and Bulls II Acquisition LLC and the transactions contemplated therein, including (i) the merger of Commercial Industrial Finance Corp. with and into a wholly-owned subsidiary of Deerfield Capital Corp. and (ii) the payment by Deerfield Capital Corp. of the merger consideration, consisting of a series of cash payments beginning on the closing date of the merger and the issuance of 9,090,909 shares of newly-issued common stock, par value $0.001 per share, of Deerfield Capital Corp. to CIFC Parent Holdings LLC on the closing date of the merger and (b) the Amended and Restated Stockholders Agreement to be entered into among Deerfield Capital Corp., CIFC Parent Holdings LLC and Bounty Investments, LLC, including the transactions contemplated therein, in connection with the merger.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2.

2.

Proposal to approve amendments to Deerfield Capital Corp.’s existing charter to eliminate the classified structure of the Board of Directors of Deerfield Capital Corp. and prohibit Deerfield Capital Corp. from creating a classified Board of Directors in the future unless approved by stockholder vote.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 3.

3.

Proposal to approve the reincorporation of Deerfield Capital Corp. in Delaware through a merger of Deerfield Capital Corp. (a Maryland corporation) with and into its wholly owned subsidiary, Deerfield Capital Corp. (a Delaware corporation).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 4.

4.

Proposal to approve any adjournment or postponement of the special meeting, if necessary or appropriate, to a later date, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve Proposal Nos. 1, 2 or 3.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

To change the address on your account, please check the box at the right and indicate your new address in the space to the right.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:

Please sign exactly as your name or names appear on this proxy. When shares of common stock are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

DEERFIELD CAPITAL CORP.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder(s) of Deerfield Capital Corp., a Maryland corporation (the “Company”), hereby acknowledge(s) receipt of the Notice of Special Meeting of Stockholders and Proxy Statement for the Company’s Special Meeting of Stockholders to be held on [                 ], 2011 at [             ] EST (the “Meeting”).  The undersigned stockholder(s) of the Company hereby appoint(s) Robert A. Contreras and Jonathan W. Trutter or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Meeting to be held at Weil Gotshal & Manges LLP 767 Fifth Avenue, New York, New York, or at any adjournments or postponements thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy card.

(Continued and to be signed on the reverse side)